UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report December 31, 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Seligman Global Technology Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund) Class 2 shares returned 25.12% for the 12-month period that ended December 31, 2014.

>	The Fund outperformed its benchmark, the MSCI World IT Index (Net), which returned 16.06% over the same time period.

>	Solid security selection and industry allocation decisions generally accounted for the Fund’s performance advantage vs. the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	25.43	13.00	10.16
Class 2	05/01/00	25.12	12.68	9.91
MSCI World IT Index (Net)		16.06	12.77	7.48

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World IT Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Seligman Global Technology Fund

Manager Discussion of Fund Performance

Portfolio Management

Paul Wick

Ajay Diwan

Rahul Narang

Sanjay Devgan

Shekhar Pramanick

Top Ten Holdings (%) (at December 31, 2014)
Lam Research Corp. (United States)	8.3
Synopsys, Inc. (United States)	7.9
Synaptics, Inc. (United States)	5.4
Broadcom Corp., Class A (United States)	5.1
Apple, Inc. (United States)	4.6
Marvell Technology Group Ltd. (United States)	4.2
Teradyne, Inc. (United States)	4.1
Skyworks Solutions, Inc. (United States)	3.8
Maxim Integrated Products, Inc. (United States)	3.3
Check Point Software Technologies Ltd. (Israel)	3.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2014)
Canada	1.2
China	0.2
Ireland	1.7
Israel	3.2
Japan	0.3
Netherlands	2.5
Singapore	1.2
Taiwan	1.2
United States(a)	88.5
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

For the 12-month period ended December 31, 2014, the Fund’s Class 2 shares returned 25.12%. The Fund’s benchmark, the MSCI World IT Index (Net), returned 16.06% during the same time period. The Fund outperformed its benchmark in four out of seven industry groups, the result of solid security selection and industry allocation decisions, particularly in the semiconductors and semiconductor equipment industry. The portfolio’s lower exposure to several major technology companies detracted from results in the hardware industry. Security selection in the software industry also hampered relative returns.

A Favorable Environment for Technology

Despite continued low interest rates and a gradually expanding global economy, most of the world’s stock markets lost ground in 2014. A rising dollar weighed on returns to U.S. investors. However, technology stocks posted strong performance, buoyed by expectations of stronger economic growth and higher business spending going forward.

Stock Selection, Industry Allocation Aided Results

A substantial overweight in the semiconductor and semiconductor equipment industry supported returns that were enhanced by solid stock selection. During the period we increased the Fund’s semiconductor exposure on the belief that the industry had the potential to benefit from rising capital intensity in leading-edge process technology and memory as well as industry consolidation. We also believed that the increased complexity of smartphones could provide a tailwind for the semiconductor device stocks held in the portfolio, as more handsets incorporated technologies that included programmable logic chips and improved touch tensors and fingerprint readers. In that regard, a position in Skyworks, which is not included in the benchmark, was a top contributor for the period. The company experienced increased demand for its amplifiers and filters. Skyworks manufactures semiconductors for use in radio frequency and mobile communications systems. An overweight in Lam Research and an out-of-benchmark position in Spansion also aided results. Lam Research benefited from the semiconductor capital equipment spending cycle, as the industry transitions to more intensive deposition and etch equipment needed in next generation technologies. In the fourth quarter, Spansion agreed to a merger with Cypress Semiconductor. The combined company now makes two of the four types of memory required for any computing system and will be the market leader in both. Its share price moved sharply higher during the period.

We did well to underweight information technology (IT) services and internet software stocks relative to the benchmark. Both generated positive results, but their returns were substantially lower than returns from other technology segments. The Fund benefited from stock selection in the IT services industry relative to the benchmark. The decision to avoid owning IBM, a major benchmark component, also contributed to relative returns after the company reported disappointing results on revenue, earnings and cash flow. An out-of-benchmark position in Tech Mahindra, an Indian multinational provider of networking technology solutions and business support services to the telecommunications industry, also made a solid contribution to the Fund’s IT services results. An underweight in the communications equipment industry added to relative performance as the growth slowed for large telecom carriers, the primary customers of the industry, and they became more selective with their capital spending plans.

4	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

Few Disappointments

There were few disappointments for the period. The Fund was underweight in Apple and Hewlett Packard in the hardware industry, both of which delivered double-digit gains for the year. An underweight in Microsoft in the software industry also hampered returns. All three have significant weight in the benchmark. Modest holdings in technology-related companies outside the technology sector also detracted from results relative to the benchmark, as few other sectors matched technology’s strong gains.

Looking Ahead

At this time, we remain constructive in our outlook for the information technology sector, even though technology stocks have had a strong showing over the past two years. We continue to see opportunity in the semiconductor and semiconductor equipment industry, which currently represents the Fund’s largest overweight relative to the benchmark. We believe the industry has the potential to continue to benefit from industry consolidation; a lack of competitive threats from other industries; declining cyclicality given a broader customer base, and improved outsourcing, which has made capacity utilization more efficient. As always, we continue to adhere to our disciplined investment process, relying on deep fundamental analysis to identify those companies that we believe have the best growth prospects, that trade at attractive valuations and that we believe will deliver solid investment returns over time.

Summary of Investments in Securities by Industry (%) (at December 31, 2014)
Commercial Services & Supplies	0.4
Communications Equipment	2.3
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.3
Internet & Catalog Retail	0.8
Internet Software & Services	5.5
IT Services	3.8
Media	1.2
Semiconductors & Semiconductor Equipment	50.4
Software	23.8
Specialty Retail	0.3
Technology Hardware, Storage & Peripherals	9.3
Money Market Funds	1.9
Total	100.3

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Annual Report 2014	5

Columbia Variable Portfolio – Seligman Global Technology Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,100.20	1,020.16	5.29	5.09	1.00
Class 2	1,000.00	1,000.00	1,098.50	1,018.90	6.61	6.36	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)
Canada 1.2%
Canadian Solar, Inc.(a)	23,000	556,370

Kinaxis, Inc.(a)	58,865	937,341

Total		1,493,711

China 0.2%
JA Solar Holdings Co., Ltd., ADR(a)	32,300	264,375

Ireland 1.7%
King Digital Entertainment PLC	138,938	2,134,088

Israel 3.2%
Check Point Software Technologies Ltd.(a)	49,431	3,883,794

Japan 0.3%
Nidec Corp.	5,400	348,762

Netherlands 2.5%
ASM International NV	36,700	1,554,195

AVG Technologies NV(a)	63,257	1,248,693

Mobileye NV(a)	5,800	235,248

Total		3,038,136

Singapore 1.2%
Avago Technologies Ltd.	14,444	1,452,922

Taiwan 1.2%
Himax Technologies, Inc., ADR	31,100	250,666

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	51,800	1,159,284

Total		1,409,950

United States 86.9%
Activision Blizzard, Inc.	51,827	1,044,314

Advanced Energy Industries, Inc.(a)	103,410	2,450,817

Advanced Micro Devices, Inc.(a)	66,094	176,471

Apple, Inc.	50,000	5,519,000

Aruba Networks, Inc.(a)	26,900	489,042

Audience, Inc.(a)	121,076	532,734

Broadcom Corp., Class A	139,800	6,057,534

Brocade Communications Systems, Inc.	11,800	139,712

CDW Corp.	10,700	376,319

Cisco Systems, Inc.	43,300	1,204,390

Computer Sciences Corp.	15,200	958,360

Cornerstone OnDemand, Inc.(a)	9,800	344,960

DIRECTV(a)	17,200	1,491,240

Common Stocks (continued)
Issuer	Shares	Value ($)
Electronics for Imaging, Inc.(a)	30,242	1,295,265

Endurance International Group Holdings, Inc.(a)	17,466	321,898

F5 Networks, Inc.(a)	6,600	861,069

Fidelity National Information Services, Inc.	11,700	727,740

Fortinet, Inc.(a)	27,600	846,216

GameStop Corp., Class A	11,800	398,840

Google, Inc., Class A(a)	5,300	2,812,498

Google, Inc., Class C(a)	5,300	2,789,920

Hewlett-Packard Co.	26,900	1,079,497

HomeAway, Inc.(a)	13,900	413,942

Lam Research Corp.	125,000	9,917,500

Lattice Semiconductor Corp.(a)	196,575	1,354,402

Marvell Technology Group Ltd.	349,282	5,064,589

Mattson Technology, Inc.(a)	253,989	863,563

Maxim Integrated Products, Inc.	122,000	3,888,140

Microsemi Corp.(a)	127,663	3,623,076

Microsoft Corp.	48,000	2,229,600

NetApp, Inc.	81,884	3,394,092

Nuance Communications, Inc.(a)	48,553	692,851

Pitney Bowes, Inc.	21,000	511,770

PTC, Inc.(a)	6,653	243,833

Red Hat, Inc.(a)	9,800	677,572

Riverbed Technology, Inc.(a)	5,700	116,337

Rovi Corp.(a)	10,500	237,195

Sabre Corp.	49,746	1,008,351

salesforce.com, Inc.(a)	17,605	1,044,153

Skyworks Solutions, Inc.	62,233	4,524,961

SolarWinds, Inc.(a)	37,700	1,878,591

Spansion, Inc., Class A(a)	78,369	2,681,787

Synaptics, Inc.(a)	93,998	6,470,822

Synopsys, Inc.(a)	215,741	9,378,261

Teradyne, Inc.	247,148	4,891,059

Travelport Worldwide Ltd.	52,587	946,566

TriQuint Semiconductor, Inc.	77,361	2,131,296

Vantiv, Inc., Class A(a)	22,100	749,632

Verint Systems, Inc.(a)	28,801	1,678,522

Visa, Inc., Class A	4,600	1,206,120

VMware, Inc., Class A(a)	5,396	445,278

Xilinx, Inc.	27,300	1,181,817

Total		105,363,514

Total Common Stocks
(Cost: $95,153,282)		119,389,252

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2014

Money Market Funds 1.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(b)(c)	2,265,609	2,265,609

Total Money Market Funds (Cost: $2,265,609)		2,265,609

Total Investments
(Cost: $97,418,891)		121,654,861

Other Assets & Liabilities, Net		(386,451)

Net Assets		121,268,410

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,962,604	46,400,738	(50,097,733)	2,265,609	2,583	2,265,609

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	2,836,646	—	—	2,836,646

Industrials	511,770	348,762	—	860,532

Information Technology	114,137,879	1,554,195	—	115,692,074

Total Equity Securities	117,486,295	1,902,957	—	119,389,252

Mutual Funds

Money Market Funds	2,265,609	—	—	2,265,609

Total Mutual Funds	2,265,609	—	—	2,265,609

Total	119,751,904	1,902,957	—	121,654,861

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $95,153,282)	$119,389,252

Affiliated issuers (identified cost $2,265,609)	2,265,609

Total investments (identified cost $97,418,891)	121,654,861

Receivable for:

Investments sold	187,284

Capital shares sold	40,963

Dividends	30,081

Expense reimbursement due from Investment Manager	24,830

Prepaid expenses	1,960

Total assets	121,939,979

Liabilities

Payable for:

Investments purchased	432,422

Capital shares purchased	26,319

Foreign capital gains taxes deferred	7,766

Investment management fees	103,071

Distribution and/or service fees	20,566

Transfer agent fees	6,510

Administration fees	8,680

Compensation of board members	15,159

Other expenses	51,076

Total liabilities	671,569

Net assets applicable to outstanding capital stock	$121,268,410

Represented by

Paid-in capital	$78,634,040

Excess of distributions over net investment income	(15,027)

Accumulated net realized gain	18,421,193

Unrealized appreciation (depreciation) on:

Investments	24,235,970

Foreign capital gains tax	(7,766)

Total — representing net assets applicable to outstanding capital stock	$121,268,410

Class 1

Net assets	$29,004,440

Shares outstanding	967,285

Net asset value per share	$29.99

Class 2

Net assets	$92,263,970

Shares outstanding	3,170,839

Net asset value per share	$29.10

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$823,602

Dividends — affiliated issuers	2,583

Foreign taxes withheld	(6,081)

Total income	820,104

Expenses:

Investment management fees	1,069,079

Distribution and/or service fees

Class 2	213,138

Transfer agent fees

Class 1	16,367

Class 2	51,152

Administration fees	90,028

Compensation of board members	11,977

Custodian fees	14,588

Printing and postage fees	46,788

Professional fees	48,354

Other	7,286

Total expenses	1,568,757

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(232,512)

Total net expenses	1,336,245

Net investment loss	(516,141)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	19,141,718

Foreign currency translations	(7,214)

Net realized gain	19,134,504

Net change in unrealized appreciation (depreciation) on:

Investments	6,555,203

Foreign capital gains tax	(7,766)

Net change in unrealized appreciation	6,547,437

Net realized and unrealized gain	25,681,941

Net increase in net assets resulting from operations	$25,165,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Operations

Net investment loss	$(516,141)	$(488,515)

Net realized gain	19,134,504	10,172,076

Net change in unrealized appreciation	6,547,437	13,085,021

Net increase in net assets resulting from operations	25,165,800	22,768,582

Distributions to shareholders

Net realized gains

Class 1	(2,252,911)	(230,443)

Class 2	(7,213,752)	(714,235)

Total distributions to shareholders	(9,466,663)	(944,678)

Decrease in net assets from capital stock activity	(3,816,967)	(5,184,270)

Total increase in net assets	11,882,170	16,639,634

Net assets at beginning of year	109,386,240	92,746,606

Net assets at end of year	$121,268,410	$109,386,240

Excess of distributions over net investment income	$(15,027)	$(10,211)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Statement of Changes in Net Assets (continued)

	Year ended December 31, 2014		Year ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	4,625	128,536	8,278	191,942

Distributions reinvested	83,287	2,252,911	10,334	230,443

Redemptions	(140,008)	(3,862,283)	(145,562)	(3,314,431)

Net decrease	(52,096)	(1,480,836)	(126,950)	(2,892,046)

Class 2 shares

Subscriptions	479,105	13,145,668	316,413	7,209,021

Distributions reinvested	274,496	7,213,752	32,869	714,235

Redemptions	(856,772)	(22,695,551)	(454,788)	(10,215,480)

Net decrease	(103,171)	(2,336,131)	(105,506)	(2,292,224)

Total net decrease	(155,267)	(3,816,967)	(232,456)	(5,184,270)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$26.01	$20.87	$19.50	$20.69	$17.91

Income from investment operations:

Net investment loss	(0.07)	(0.07)	(0.05)	(0.05)	(0.10)

Net realized and unrealized gain (loss)	6.42	5.42	1.46	(1.14)	2.88

Total from investment operations	6.35	5.35	1.41	(1.19)	2.78

Less distributions to shareholders:

Net realized gains	(2.37)	(0.21)	(0.04)	—	—

Total distributions to shareholders	(2.37)	(0.21)	(0.04)	—	—

Net asset value, end of period	$29.99	$26.01	$20.87	$19.50	$20.69

Total return	25.43%	25.83%	7.23%	(5.75%)	15.52%

Ratios to average net assets(a)

Total gross expenses	1.21%	1.23%	1.21%	1.36%	2.84%

Total net expenses(b)	1.00%	1.00%	1.00%	0.99%	1.30%

Net investment loss	(0.27%)	(0.31%)	(0.25%)	(0.23%)	(0.57%)

Supplemental data

Net assets, end of period (in thousands)	$29,004	$26,513	$23,922	$25,223	$4,053

Portfolio turnover	87%	93%	96%	99%	96%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$25.31	$20.37	$19.07	$20.30	$17.64

Income from investment operations:

Net investment loss	(0.14)	(0.13)	(0.10)	(0.10)	(0.16)

Net realized and unrealized gain (loss)	6.25	5.28	1.44	(1.13)	2.82

Total from investment operations	6.11	5.15	1.34	(1.23)	2.66

Less distributions to shareholders:

Net realized gains	(2.32)	(0.21)	(0.04)	—	—

Total distributions to shareholders	(2.32)	(0.21)	(0.04)	—	—

Net asset value, end of period	$29.10	$25.31	$20.37	$19.07	$20.30

Total return	25.12%	25.48%	7.03%	(6.06%)	15.08%

Ratios to average net assets(a)

Total gross expenses	1.45%	1.48%	1.46%	1.59%	3.03%

Total net expenses(b)	1.25%	1.25%	1.25%	1.24%	1.62%

Net investment loss	(0.52%)	(0.56%)	(0.48%)	(0.48%)	(0.91%)

Supplemental data

Net assets, end of period (in thousands)	$92,264	$82,873	$68,824	$53,098	$1,883

Portfolio turnover	87%	93%	96%	99%	96%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

16	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2014

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal

Annual Report 2014	17

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2014

Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.87% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.95% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,352.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/

18	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2014

expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.98%	1.00%	1.00%
Class 2	1.23	1.25	1.25

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$511,325
Accumulated net realized gain	(511,326)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014 ($)	Year Ended December 31, 2013 ($)
Ordinary income	4,439,742	100,407
Long-term capital gains	5,026,921	844,271
Total	9,466,663	944,678

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,130,299
Undistributed long-term capital gains	11,564,357
Net unrealized appreciation	23,962,507

At December 31, 2014, the cost of investments for federal income tax purposes was $97,692,354 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,839,010
Unrealized depreciation	(1,876,503)
Net unrealized appreciation	$23,962,507

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $95,883,771 and $105,707,231, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an

Annual Report 2014	19

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2014

investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, two unaffiliated shareholders of record owned 84.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

20	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Notes to Financial Statements (continued)

December 31, 2014

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	21

Columbia Variable Portfolio – Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Seligman Global Technology Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

22	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations

Dividends Received Deduction	12.72%
Capital Gain Dividend	$12,155,340

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014	23

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

24	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	25

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014	27

Columbia Variable Portfolio – Seligman Global Technology Fund

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28	Annual Report 2014

Columbia Variable Portfolio – Seligman Global Technology Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	29

Columbia Variable Portfolio – Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9916 G (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Emerging Markets Bond Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund) Class 2 shares returned 1.44% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 5.53% over the same time period.

>

Duration positioning and local currency exposure were the primary detractors from the Fund’s relative results, more than offsetting the positive contributions made by effective country positioning and local rates exposure.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	Life
Class 1	04/30/12	1.81	1.86
Class 2	04/30/12	1.44	1.62
JPMorgan Emerging Markets Bond Index-Global		5.53	3.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Jim Carlen, CFA

Henry Stipp, Ph.D.

Country Breakdown (%) (at December 31, 2014)
Argentina	1.4
Brazil	7.3
Canada	0.4
Chile	0.8
Colombia	4.6
Croatia	1.1
Dominican Republic	5.6
El Salvador	0.7
Georgia	1.2
Ghana	0.5
Guatemala	2.2
Hungary	4.3
Indonesia	13.0
Ivory Coast	0.4
Kazakhstan	2.7
Mexico	11.3
Morocco	0.8
Pakistan	0.5
Panama	0.6
Paraguay	0.4
Peru	2.7
Philippines	1.3
Republic of Namibia	0.9
Republic of the Congo	0.8
Romania	1.4
Russian Federation	7.1
Senegal	0.1
Serbia	0.5
South Africa	0.9
South Korea	0.5
Trinidad and Tobago	2.3
Turkey	9.6
Ukraine	1.0
United Arab Emirates	0.1
United Kingdom	0.5
United States(a)	1.0
Uruguay	3.3
Venezuela	4.7
Zambia	1.5
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

At December 31, 2014, approximately 94% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 2 shares returned 1.44%. The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 5.53% for the same period. Duration positioning and local currency exposure were the primary detractors from the Fund’s relative results, more than offsetting the positive contributions made by effective country positioning and local rates exposure.

Disappointing Growth and Country-Specific Risk Became Focus

The global economy remained stuck in a lower gear than what we expected coming into the annual period, and the International Monetary Fund (IMF) continued to revise downward its 2014 economic growth forecasts. European Union and Japanese economic growth were the primary developed market weak spots, while Brazil and Russia were among the major emerging market countries with disappointing growth rates. Increasingly, the U.S. economy appeared to be the main engine of global growth, as Europe slowed and Japan got bogged down in fiscal adjustment. Chinese growth data was mixed. Together, this scenario generated momentum for a strong U.S. dollar and soft commodity prices.

Virtually all emerging market economies were buffeted during the annual period by softer global economic growth, significantly weaker commodity prices and a strong U.S. dollar, but to differing degrees. For example, the accelerated slide in oil prices during the fourth quarter of 2014 intensified speculation about the fiscal and balance of payments impact and sustainability on certain groups of commodity exporting emerging market countries, especially those already under stress, such as Venezuela. Equally important in determining performance were different stages in countries’ business cycles, key regional trade partners and their readiness to undertake structural reform and generate an effective supply-side response.

Country-specific emerging market risk also took investor attention during the annual period. Country-specific issues included Ukraine’s conflict with Russia, Argentina’s default in September 2014, Venezuela’s intensifying currency and payments crisis, and Brazil’s slow economic growth and doubt about whether the nation will keep its investment grade rating in the midst of deteriorating fiscal results.

Duration Positioning and Local Currency Exposure Hampered Returns

The Fund’s duration positioning detracted from its results. The Fund had a shorter U.S. duration than the benchmark, which hurt as U.S. Treasury yields declined during the annual period. Some of this impact was offset by maintaining a comparatively long duration in local rates. Duration is a measure of sensitivity to changes in interest rates.

4	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

Exposure to local emerging market currencies also detracted, as several emerging market currencies depreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Colombian peso, Mexican peso, Uruguayan peso, Brazilian real and Russian ruble detracted. Positioning in the euro against some of these currencies contributed positively.

Generally speaking, any investments outside of the benchmark detracted from the Fund’s performance during the annual period for two key reasons. First, emerging market currencies were impacted by the premium put on liquidity and on concerns about the potential impact of less abundant liquidity. Second, lower U.S. Treasury rates led to better performance by lower beta, or comparatively less risky, credits, which did not have a large carry-over impact on some of the Fund’s favored local instrument and agency debt.

Country Positioning and Local Rates Exposure Aided Fund Performance

Country positioning overall boosted the Fund’s performance relative to the benchmark during the annual period. Overweight positions in the U.S. dollar-denominated sovereign bonds of the Dominican Republic, Guatemala and Indonesia contributed positively to the Fund’s results. Overweight exposures to the local interest rates of Mexico, Colombia and Indonesia also added value.

Relative Valuation and Fundamental Analysis Drove Fund Changes

During the annual period, we reduced the Fund’s exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Exposures to some local interest rates were also reduced on the view that higher U.S. Treasury rates would be exaggerated in these local rates.

At the end of the annual period, the Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively and opportunistically. On December 31, 2014, the Fund had approximately 14% of its total net assets invested in local currency bonds against the U.S. dollar, about two-thirds in Latin America and the rest diversified among emerging Asia and EMEA (Europe, Middle East and Africa) markets. In our view, these markets represent countries with a mix of strong fundamentals, attractive real rates and/or attractive currency valuations that have solid return potential despite the prospect of a generally strong U.S. dollar in 2015. We favored emerging market agency securities over sovereign bonds given our view that the higher yields of agency securities at the end of the annual period were attractive and the credit risk was comparable.

Regionally, the Fund was modestly overweight in Latin America, rather neutrally weighted to EMEA and underweight in Asia relative to the benchmark at the end of the annual period. The Fund maintained a shorter duration than that of the benchmark.

Looking Ahead

In our current view, the U.S. Federal Reserve’s ongoing effort to normalize U.S. monetary policy will likely result in interest rate hikes mid-2015, which could be a significant headwind for fixed-income sectors broadly going forward. Further quantitative easing measures anticipated to be taken by the European Central Bank (ECB) and the People’s Bank of China may be a partial liquidity offset.

Quality Breakdown (%) (at December 31, 2014)
AA rating	0.5
A rating	6.1
BBB rating	58.6
BB rating	15.7
B rating	12.6
CCC rating	6.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Barclay’s (median split-low foreign)

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Annual Report 2014	5

Columbia Variable Portfolio – Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

On the positive side, we currently expect global economic growth, led by strong U.S. growth, to pick up and spread to other regions, which we believe could be supportive for modestly better emerging market exports. The ECB is expected to undertake steps to support better growth in Europe, aided in part by rising European Union consensus about unacceptably softer regional growth. In turn, we believe commodity prices may well improve modestly on signs of better growth following the largely technically-induced sell-off during the fourth quarter of 2014. We believe that rising U.S. rates will likely support a stronger U.S. dollar, but we do not expect this to impact emerging market currencies and local rates equally. Thus, we continue to see value in the Fund’s local currency and local rates positions, supported by reform policy upside potential, solid valuations and attractive real interest rates.

We believe the key supports for a positive emerging market investment environment going forward are better emerging market economic growth, differentiated country policies and reforms, and making sense of idiosyncratic risks. Emerging market countries are positioned differently to either benefit from or weather soft commodity prices compared to the scenario of recent years. Far more important for the market, in our view, will be the perception of the ability of these emerging market country governments to react effectively to a less supportive external environment, to implement balanced macroeconomic policies and to attract domestic and foreign investment through structural reform efforts.

Perhaps most key is the fact that emerging market country risk became less uniform and more country specific during the annual period. We believe our patient approach to emerging market bond investing, our ability to access our favored country stories in a variety of different sectors and currencies, and our focus on long-term value and the relative strength of country policies and fundamentals should serve our investors well as we seek to sift through the country winners and losers in the months ahead.

6	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	934.50	1,021.58	3.51	3.67	0.72
Class 2	1,000.00	1,000.00	933.30	1,020.32	4.73	4.94	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014	7

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 15.6%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 4.2%
Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	11,300,000	4,146,848

Cosan Luxembourg SA(b)
03/14/18	9.500%	BRL	2,000,000	658,290

Samarco Mineracao SA(b)
Senior Unsecured
11/01/22	4.125%		1,900,000	1,672,000
10/24/23	5.750%		800,000	764,000

Vale SA Senior Unsecured
09/11/42	5.625%		1,000,000	931,410

Total				8,172,548

Canada 0.4%
Pacific Rubiales Energy Corp.
03/28/23	5.125%		900,000	708,750

Chile 0.8%
ENTEL Chile SA Senior Unsecured(b)
08/01/26	4.750%		600,000	595,085

Inversiones CMPC SA(b)
09/15/24	4.750%		1,000,000	999,638

Total				1,594,723

Guatemala 1.5%
Agromercantil Senior Trust(b)
04/10/19	6.250%		674,000	682,425

Comcel Trust(b)
02/06/24	6.875%		1,300,000	1,361,750

Industrial Senior Trust(b)
11/01/22	5.500%		1,000,000	980,000

Total				3,024,175

Kazakhstan 0.4%
Zhaikmunai LLP
11/13/19	7.125%		794,000	685,301

Mexico 3.7%
America Movil SAB de CV Senior Unsecured
12/05/22	6.450%	MXN	20,000,000	1,312,073

BBVA Bancomer SA Subordinated Notes(b)(c)
11/12/29	5.350%		700,000	691,320

Cemex SAB de CV Senior Secured
01/15/21	7.250%		756,000	791,910

Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b)
12/15/35	5.950%	MXN	16,865,178	1,120,249

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Elementia SAB de CV(b)
01/15/25	5.500%		700,000	672,000

Gruma SAB de CV Senior Unsecured(b)
12/01/24	4.875%		1,200,000	1,242,000

Grupo Televisa SAB Senior Unsecured
05/14/43	7.250%	MXN	14,630,000	849,169

Mexichem SAB de CV(b)
09/17/44	5.875%		600,000	567,000

Total				7,245,721

Panama 0.6%
Panama Canal Railway Co. Senior Secured
11/01/26	7.000%		1,220,930	1,205,668

Peru 0.7%
Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		882,000	756,315

Union Andina de Cementos SAA Senior Unsecured(b)
10/30/21	5.875%		650,000	659,425

Total				1,415,740

Russian Federation 1.7%
EDC Finance Ltd.(b)
04/17/20	4.875%		600,000	384,012

Sibur Securities Ltd.(b)
01/31/18	3.914%		1,800,000	1,458,000

VimpelCom Holdings BV(b)
02/13/18	9.000%	RUB	47,600,000	528,889
03/01/22	7.504%		1,260,000	1,020,600

Total				3,391,501

Ukraine 0.9%
MHP SA(b)
04/02/20	8.250%		2,500,000	1,726,250

United Kingdom 0.5%
Tullow Oil PLC(b)
04/15/22	6.250%		1,178,000	989,520

United States 0.2%
Kosmos Energy Ltd. Senior Secured(b)
08/01/21	7.875%		528,000	446,160

Total Corporate Bonds & Notes
(Cost: $36,724,896)				30,606,057

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Inflation-Indexed Bonds(a) 2.7%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Uruguay 2.7%
Uruguay Government International Bond Senior Unsecured
09/14/18	5.000%	UYU	68,005,438	2,852,063
12/15/28	4.375%	UYU	57,830,418	2,370,620

Total				5,222,683

Total Inflation-Indexed Bonds
(Cost: $6,120,210)				5,222,683

Foreign Government Obligations(a)(d) 79.4%
Argentina 1.3%
Argentina Bonar Bonds
04/17/17	7.000%		2,480,660	2,381,434

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		290,000	272,600

Total				2,654,034

Brazil 3.2%
Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		1,900,000	1,824,000

Petrobras International Finance Co. SA
03/15/19	7.875%		300,000	315,711
01/27/21	5.375%		2,020,000	1,864,501
01/20/40	6.875%		2,390,000	2,212,112

Total				6,216,324

Colombia 4.5%
Colombia Government International Bond Senior Unsecured
06/28/27	9.850%	COP	2,734,000,000	1,443,101
01/18/41	6.125%		2,410,000	2,886,249

Ecopetrol SA Senior Unsecured
01/16/25	4.125%		600,000	570,000
05/28/45	5.875%		900,000	832,500

Emgesa SA ESP Senior Unsecured
01/25/21	8.750%	COP	1,838,000,000	834,355

Empresas Publicas de Medellin ESP(b) Senior Unsecured
02/01/21	8.375%	COP	4,550,000,000	2,011,841
09/10/24	7.625%	COP	562,000,000	229,080

Total				8,807,126

Croatia 1.1%
Croatia Government International Bond Senior Unsecured(b)
01/26/24	6.000%		2,034,000	2,191,635

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Dominican Republic 5.5%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b)
02/01/23	7.000%		1,450,000	1,430,657

Dominican Republic International Bond(b)
07/05/19	15.000%	DOP	80,000,000	2,031,720
01/08/21	14.000%	DOP	53,728,000	1,336,823
Senior Unsecured
05/06/21	7.500%		100,000	109,566
04/20/27	8.625%		3,150,000	3,693,375
04/30/44	7.450%		2,000,000	2,185,000

Total				10,787,141

El Salvador 0.6%
El Salvador Government International Bond(b)
01/18/27	6.375%		400,000	401,000
Senior Unsecured
04/10/32	8.250%		760,000	866,400

Total				1,267,400

Georgia 1.2%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		2,246,000	2,352,685

Ghana 0.5%
Republic of Ghana(b)
08/07/23	7.875%		600,000	555,000
01/18/26	8.125%		400,000	370,000

Total				925,000

Guatemala 0.6%
Guatemala Government Bond Senior Unsecured(b)
06/06/22	5.750%		1,050,000	1,136,362

Hungary 4.2%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		1,830,000	2,096,265
11/22/23	5.750%		522,000	578,115
03/25/24	5.375%		2,266,000	2,455,777
03/29/41	7.625%		1,600,000	2,127,200

Magyar Export-Import Bank Zrt.(b)
02/12/18	5.500%		936,000	994,500

Total				8,251,857

Indonesia 12.9%
Indonesia Government International Bond Senior Unsecured(b)
01/17/38	7.750%		4,160,000	5,444,400

Indonesia Treasury Bond Senior Unsecured
07/15/17	10.000%	IDR	16,597,000,000	1,411,516
04/15/19	7.875%	IDR	6,000,000,000	487,485

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
09/15/19	11.500%	IDR	24,050,000,000	2,226,348
11/15/20	11.000%	IDR	11,717,000,000	1,079,222
09/15/24	10.000%	IDR	19,530,000,000	1,776,386
03/15/29	9.000%	IDR	6,595,000,000	570,307

PT Pertamina Persero(b) Senior Unsecured
05/03/22	4.875%		2,300,000	2,300,000
05/03/42	6.000%		2,460,000	2,401,575

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%		7,300,000	7,711,941

Total				25,409,180

Ivory Coast 0.4%
Ivory Coast Government International Bond(b) Senior Unsecured
07/23/24	5.375%		300,000	285,360

Ivory Coast Government International Bond(c) Senior Unsecured
12/31/32	5.750%		600,000	573,000

Total				858,360

Kazakhstan 2.3%
KazMunayGas National Co. JSC(b)
11/07/44	6.000%		450,000	391,500
Senior Unsecured
07/02/18	9.125%		154,000	168,630
05/05/20	7.000%		2,340,000	2,430,675
04/30/23	4.400%		750,000	665,625
04/30/43	5.750%		1,000,000	835,000

Total				4,491,430

Mexico 7.5%
Mexican Bonos
06/11/20	8.000%	MXN	36,610,000	2,792,889
06/09/22	6.500%	MXN	51,170,000	3,642,623
06/03/27	7.500%	MXN	25,290,000	1,912,883

Petroleos Mexicanos
09/12/24	7.190%	MXN	5,730,000	386,706
06/02/41	6.500%		5,240,000	6,012,900

Total				14,748,001

Morocco 0.7%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		1,462,000	1,469,310

Pakistan 0.5%
Pakistan Government International Bond(b)
12/03/19	6.750%		980,000	970,200

Paraguay 0.4%
Republic of Paraguay(b)
08/11/44	6.100%		749,000	797,685

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peru 1.9%
Corporacion Financiera de Desarrollo SA(b) Senior Unsecured
07/15/19	3.250%		400,000	400,000

Corporacion Financiera de Desarrollo SA(b)(c) Subordinated Notes
07/15/29	5.250%		743,000	754,294

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(e)
05/31/18	0.000%		1,223,776	1,159,668

Peruvian Government International Bond(b)
08/12/24	5.700%	PEN	1,200,000	401,843
Senior Unsecured
08/12/26	8.200%	PEN	2,618,000	1,053,235

Total				3,769,040

Philippines 1.3%
Philippine Government International Bond Senior Unsecured
01/15/21	4.950%	PHP	50,000,000	1,170,593

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		1,030,000	1,340,287

Total				2,510,880

Republic of Namibia 0.9%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		1,630,000	1,711,500

Republic of the Congo 0.8%
Republic of Congo Senior Unsecured(c)
06/30/29	3.500%		1,696,700	1,527,030

Romania 1.3%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		2,216,000	2,661,970

Russian Federation 5.2%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%		2,000,000	1,460,000

Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
03/07/22	6.510%		1,271,000	1,137,863
08/16/37	7.288%		2,020,000	1,826,080

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b)
12/27/17	5.298%		1,499,000	1,266,655

Russian Foreign Bond — Eurobond(b) Senior Unsecured
04/04/42	5.625%		3,200,000	2,600,000

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Russian Foreign Bond — Eurobond(b)(c) Senior Unsecured
03/31/30	7.500%		1,454,100	1,507,901

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%		653,000	515,870

Total				10,314,369

Senegal 0.1%
Senegal Government International Bond(b)
07/30/24	6.250%		264,000	252,780

Serbia 0.5%
Republic of Serbia(b)
12/03/18	5.875%		861,000	895,440

South Africa 0.9%
Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		1,800,000	1,692,000

South Korea 0.5%
Export-Import Bank of Korea(b)
02/15/15	5.000%	IDR	12,500,000,000	1,006,178

Trinidad and Tobago 2.2%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%		3,700,000	4,356,750

Turkey 9.6%
Export Credit Bank of Turkey(b)
Senior Unsecured
04/24/19	5.875%		1,560,000	1,663,428
09/23/21	5.000%		770,000	787,325

Turkey Government Bond
07/24/24	9.000%	TRY	4,730,000	2,186,147

Turkey Government International Bond
02/17/45	6.625%		1,400,000	1,718,150
Senior Unsecured
03/30/21	5.625%		3,950,000	4,340,062
03/25/22	5.125%		250,000	265,938
09/26/22	6.250%		2,081,000	2,374,941
02/05/25	7.375%		900,000	1,119,942
03/17/36	6.875%		3,560,000	4,401,050

Total				18,856,983

Ukraine 0.1%
Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%		200,000	120,000

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 0.1%
Abu Dhabi National Energy Co. Senior Unsecured(b)
05/06/24	3.875%	243,000	245,673

Uruguay 0.5%
Uruguay Government International Bond Senior Unsecured
11/20/45	4.125%	1,200,000	1,071,000

Venezuela 4.6%
Petroleos de Venezuela SA
04/12/17	5.250%	6,910,000	3,109,500
11/02/17	8.500%	1,876,300	1,073,244
11/17/21	9.000%	986,480	431,585
05/16/24	6.000%	5,701,356	2,138,008

Venezuela Government International Bond Senior Unsecured
12/01/18	7.000%	312,000	141,960
05/07/23	9.000%	4,888,200	2,143,476

Total			9,037,773

Zambia 1.5%
Zambia Government International Bond(b)
09/20/22	5.375%	600,000	551,250
Senior Unsecured
04/14/24	8.500%	$2,125,000	2,327,300

Total			2,878,550

Total Foreign Government Obligations
(Cost: $168,687,097)			156,241,646

Money Market Funds 0.7%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(f)(g)		1,440,627	1,440,627

Total Money Market Funds
(Cost: $1,440,627)			1,440,627

Total Investments
(Cost: $212,972,830)			193,511,013

Other Assets & Liabilities, Net			3,180,197

Net Assets			196,691,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	1/23/2015	46,526,000 RUB	749,936 USD	—	(27,988)

J.P. Morgan Securities, Inc.	1/09/2015	1,496,000 SGD	1,146,181 USD	16,951	—

UBS Securities	1/20/2015	12,290,000 EUR	15,346,400 USD	472,426	—

Total				489,377	(27,988)

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $407,100 was pledged as collateral to cover initial margin requirements on open futures contracts.

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE	(75)	USD	(8,919,727)	03/2015	—	(2,348)

US 10YR NOTE	(175)	USD	(22,189,454)	03/2015	—	(128,435)

US ULTRA T-BOND	(48)	USD	(7,929,000)	03/2015	—	(358,947)

Total			(39,038,181)		—	(489,730)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $103,534,363 or 52.64% of net assets.

(c)	Variable rate security.

(d)	Principal and interest may not be guaranteed by the government.

(e)	Zero coupon bond.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,990,482	85,166,039	(94,715,894)	1,440,627	3,314	1,440,627

Currency Legend

BRL	Brazilian Real

COP	Colombian Peso

DOP	Dominican Republic Peso

EUR	Euro

IDR	Indonesian Rupiah

MXN	Mexican Peso

PEN	Peru Nuevos Soles

PHP	Philippine Peso

RUB	Russian Rouble

SGD	Singapore Dollar

TRY	Turkish Lira

USD	US Dollar

UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Emerging Markets Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	30,606,057	—	30,606,057

Inflation-Indexed Bonds	—	5,222,683	—	5,222,683

Foreign Government Obligations	—	152,873,103	3,368,543	156,241,646

Total Bonds	—	188,701,843	3,368,543	192,070,386

Mutual Funds

Money Market Funds	1,440,627	—	—	1,440,627

Total Mutual Funds	1,440,627	—	—	1,440,627

Investments in Securities	1,440,627	188,701,843	3,368,543	193,511,013

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	489,377	—	489,377

Liabilities

Forward Foreign Currency Exchange Contracts	—	(27,988)	—	(27,988)

Futures Contracts	(489,730)	—	—	(489,730)

Total	950,897	189,163,232	3,368,543	193,482,672

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Foreign Government Obligations ($)	Total ($)
Balance as of December 31, 2013	1,202,643	2,023,419	3,226,062

Accrued discounts/premiums	—	(22,762)	(22,762)

Realized gain (loss)	—	—	—

Change in unrealized appreciation (depreciation)(a)	—	51,343	51,343

Sales	—	—	—

Purchases	—	1,316,543	1,316,543

Transfers into Level 3	—	—	—

Transfers out of Level 3	(1,202,643)	—	(1,202,643)

Balance as of December 31, 2014	—	3,368,543	3,368,543

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $51,343, which is comprised of Foreign Government Obligations of $51,343.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $211,532,203)	$192,070,386

Affiliated issuers (identified cost $1,440,627)	1,440,627

Total investments (identified cost $212,972,830)	193,511,013

Cash	46,942

Margin deposits	407,100

Unrealized appreciation on forward foreign currency exchange contracts	489,377

Receivable for:

Capital shares sold	2,109

Dividends	107

Interest	3,445,196

Reclaims	36,246

Prepaid expenses	2,179

Total assets	197,940,269

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	27,988

Payable for:

Investments purchased	115,325

Capital shares purchased	862,786

Variation margin	66,500

Investment management fees	96,337

Distribution and/or service fees	2,625

Transfer agent fees	10,906

Administration fees	12,724

Compensation of board members	15,603

Other expenses	38,265

Total liabilities	1,249,059

Net assets applicable to outstanding capital stock	$196,691,210

Represented by

Paid-in capital	$218,686,669

Undistributed net investment income	1,364,668

Accumulated net realized loss	(3,791,521)

Unrealized appreciation (depreciation) on:

Investments	(19,461,817)

Foreign currency translations	(78,448)

Forward foreign currency exchange contracts	461,389

Futures contracts	(489,730)

Total — representing net assets applicable to outstanding capital stock	$196,691,210

Class 1

Net assets	$184,983,622

Shares outstanding	20,539,525

Net asset value per share	$9.01

Class 2

Net assets	$11,707,588

Shares outstanding	1,297,985

Net asset value per share	$9.02

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — affiliated issuers	$3,314

Interest	16,297,725

Foreign taxes withheld	(103,341)

Total income	16,197,698

Expenses:

Investment management fees	1,291,957

Distribution and/or service fees

Class 2	20,123

Transfer agent fees

Class 1	141,427

Class 2	4,830

Administration fees	170,636

Compensation of board members	13,554

Custodian fees	25,284

Printing and postage fees	17,325

Professional fees	44,655

Other	21,466

Total expenses	1,751,257

Net investment income	14,446,441

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(5,509,043)

Foreign currency translations	(185,622)

Forward foreign currency exchange contracts	567,969

Futures contracts	(909,402)

Net realized loss	(6,036,098)

Net change in unrealized appreciation (depreciation) on:

Investments	(1,384,603)

Foreign currency translations	(6,313)

Forward foreign currency exchange contracts	531,112

Futures contracts	(489,730)

Net change in unrealized depreciation	(1,349,534)

Net realized and unrealized loss	(7,385,632)

Net increase in net assets resulting from operations	$7,060,809

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$14,446,441	$21,213,773

Net realized gain (loss)	(6,036,098)	1,452,081

Net change in unrealized depreciation	(1,349,534)	(55,404,255)

Net increase (decrease) in net assets resulting from operations	7,060,809	(32,738,401)

Distributions to shareholders

Net investment income

Class 1	(12,546,054)	(21,991,634)

Class 2	(461,767)	(110,548)

Net realized gains

Class 1	(1,222,518)	(2,485,003)

Class 2	(39,017)	(7,607)

Total distributions to shareholders	(14,269,356)	(24,594,792)

Decrease in net assets from capital stock activity	(87,410,697)	(68,262,251)

Total decrease in net assets	(94,619,244)	(125,595,444)

Net assets at beginning of year	291,310,454	416,905,898

Net assets at end of year	$196,691,210	$291,310,454

Undistributed net investment income	$1,364,668	$2,245,303

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	1,494,167	14,301,229	7,307,858	74,125,113

Distributions reinvested	1,457,120	13,768,572	2,499,423	24,476,637

Redemptions	(12,901,658)	(123,688,374)	(17,646,304)	(171,321,141)

Net decrease	(9,950,371)	(95,618,573)	(7,839,023)	(72,719,391)

Class 2 shares

Subscriptions	887,519	8,594,894	457,383	4,524,420

Distributions reinvested	53,342	500,784	12,420	118,155

Redemptions	(93,608)	(887,802)	(19,327)	(185,435)

Net increase	847,253	8,207,876	450,476	4,457,140

Total net decrease	(9,103,118)	(87,410,697)	(7,388,547)	(68,262,251)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.41	$10.88	$10.00

Income from investment operations:

Net investment income	0.57	0.56	0.35

Net realized and unrealized gain (loss)	(0.39)	(1.37)	0.80

Total from investment operations	0.18	(0.81)	1.15

Less distributions to shareholders:

Net investment income	(0.53)	(0.60)	(0.27)

Net realized gains	(0.05)	(0.06)	—

Total distributions to shareholders	(0.58)	(0.66)	(0.27)

Net asset value, end of period	$9.01	$9.41	$10.88

Total return	1.81%	(7.54%)	11.58%

Ratios to average net assets(b)

Total gross expenses	0.71%	0.69%	0.70	%(c)

Total net expenses(d)	0.71%	0.69%	0.70	%(c)

Net investment income	5.93%	5.50%	5.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$184,984	$287,061	$416,903

Portfolio turnover	30%	21%	21%

Notes to Financial Highlights

(a)	Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.43	$10.88	$10.00

Income from investment operations:

Net investment income	0.55	0.54	0.32

Net realized and unrealized gain (loss)	(0.40)	(1.36)	0.81

Total from investment operations	0.15	(0.82)	1.13

Less distributions to shareholders:

Net investment income	(0.51)	(0.57)	(0.25)

Net realized gains	(0.05)	(0.06)	—

Total distributions to shareholders	(0.56)	(0.63)	(0.25)

Net asset value, end of period	$9.02	$9.43	$10.88

Total return	1.44%	(7.65%)	11.42%

Ratios to average net assets(b)

Total gross expenses	0.96%	0.95%	0.95	%(c)

Total net expenses(d)	0.96%	0.95%	0.95	%(c)

Net investment income	5.75%	5.68%	4.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$11,708	$4,249	$3

Portfolio turnover	30%	21%	21%

Notes to Financial Highlights

(a)	Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

Annual Report 2014	21

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the

Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating

22	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	489,377	—	489,377	—	—	—	489,377
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(d)
				Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	27,988	—	27,988	—	—	—	27,988

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)	Represents the net amount due to counterparties in the event of default.

Annual Report 2014	23

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	489,377

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	27,988
Interest rate risk	Net assets — unrealized depreciation on futures contracts	489,730	*
Total		517,718

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	567,969	—	567,969
Interest rate risk	—	(909,402)	(909,402)
Total	567,969	(909,402)	(341,433)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	531,112	—	531,112
Interest rate risk	—	(489,730)	(489,730)
Total	531,112	(489,730)	41,382

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2014:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Short	24,491,495

Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)*
Forward foreign currency exchange contracts	159,673	(116,272)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

24	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal

Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.530% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Annual Report 2014	25

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,574.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.87%	0.72%	0.73%
Class 2	1.12	0.97	0.98

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(2,319,255)
Accumulated net realized loss	2,319,255

26	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31 2014 ($)	Year Ended December 31 2013 ($)
Ordinary income	13,899,109	24,594,792
Long-term capital gains	370,247	—
Total	14,269,356	24,594,792

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,918,572
Capital loss carryforwards	(4,195,298)
Net unrealized depreciation	(19,613,837)

At December 31, 2014, the cost of investments for federal income tax purposes was $213,124,850 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,344,203
Unrealized depreciation	(23,958,040)
Net unrealized depreciation	(19,613,837)

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,372,817
No expiration — long-term	2,822,481
Total	4,195,298

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $70,945,782 and $149,667,451, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 98.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Annual Report 2014	27

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

28	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	29

Columbia Variable Portfolio – Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Bond Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

30	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014 and additional tax attributes for the fiscal year ended December 31, 2013.

Tax Designations

	2014	2013
Foreign Taxes Paid	$103,340	—
Foreign Source Income	$15,606,748	$23,044,734
Foreign Source Income Per Share	$0.71	$1.06

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014	31

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

32	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	33

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

34	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014	35

Columbia Variable Portfolio – Emerging Markets Bond Fund

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36	Annual Report 2014

Columbia Variable Portfolio – Emerging Markets Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	37

Columbia Variable Portfolio – Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6536 D (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund) Class 2 shares returned 4.86% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its Blended Index, which returned 6.26% over the same time period.

>	The Fund underperformed the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same 12-month period.

>

Weak returns from underlying funds in the portfolio offset the benefits of the Fund’s higher-than-normal equity exposure. Within the Fund’s equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Foreign equities and small-cap U.S. equities underperformed. The Fund’s fixed-income holdings delivered mixed results.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	Life
Class 2	04/19/12	4.86	8.00
Blended Index		6.26	9.10
Barclays U.S. Aggregate Bond Index		5.97	2.48

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 50% weighting of the Barclays U.S. Aggregate Bond Index, a 26% weighting of the S&P 500 Index, a 15% weighting of the MSCI EAFE Index (Net) and a 9% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 19, 2012 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Brian Virginia

Portfolio Allocation (%) (at December 31, 2014)
Allocations to Underlying Funds Underlying Funds: Equity	42.7
International	10.9
U.S. Large Cap	23.7
U.S. Mid Cap	3.1
U.S. Small Cap	5.0
Underlying Funds: Fixed Income	23.9
Floating Rate	1.0
Global Bond	1.7
High Yield	1.2
Inflation Protected Securities	2.4
Investment Grade	16.5
Multisector	1.1
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	16.7
Exchange-Traded Funds	7.1
Residential Mortgage-Backed Securities — Agency	6.0
Corporate Bands & Notes	1.9
Options Purchased Puts	1.7
U.S. Treasury Obligations	0.0	(b)
Foreign Government Obligations	0.0	(b)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in an affiliated money market fund (amounting to $1,749.2 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

(b)	Rounds to zero.

For the 12-month period ended December 31, 2014, the Fund’s Class 2 shares returned 4.86%. The Fund underperformed its Blended Index, which returned 6.26%, as well as the Barclays U.S. Aggregate Bond Index, which returned 5.97% over the same period. Weak returns from underlying funds in the portfolio offset the benefits of the Fund’s higher-than-normal equity exposure. Within the Fund’s equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Foreign equities and small-cap U.S. equities underperformed. The Fund’s fixed-income holdings delivered mixed results.

U.S. Stood Out in Mixed Year for Global Markets

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. The U.S. labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the winter months, manufacturing activity recovered, consumer confidence reached a seven-year high and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sectors recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed’s) next move and sinking oil prices created periods of volatility, which tempered investor enthusiasm. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are centered on Fed communications for clues to the timing of its first hike in short-term interest rates since 2006.

Outside the United States, economic growth was weak and financial market returns were modest, at best. Japan slipped into recession midway through the year, but growth appeared to rebound in the fourth quarter. Eurozone economies were so weak that the European Central Bank introduced new stimulus to stoke both inflation and growth. China’s growth slowed in line with expectations. This lackluster growth, combined with geopolitical uncertainties in Russia and the Middle East and a rising dollar all weighed on equity markets outside the United States. The MSCI World Index (Net), a broad measure of global equity market performance, gained just 4.94% for the year, in U.S. dollars, compared to a 13.69% return for the S&P 500 Index. Domestic mid- and small-cap index returns were positive, but lower than returns on large-cap stocks.

In the U.S. bond market, most sectors generated positive returns, but the range of returns was quite wide. As investors grew defensive during periods of volatility, the highest quality sectors outperformed. Long-term Treasuries were the period’s strongest performers, as interest rates fell. High-yield corporate and emerging market bonds, both of which appeared attractive at the beginning of the year, generated returns in the low single digits after a particularly weak second half of the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility while at the same time seeking to generate total return for shareholders commensurate with a growth-oriented profile. In general, we decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is low. In 2014, equity market volatility was generally lower than it was in 2013. However,

4	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Manager Discussion of Fund Performance (continued)

it fluctuated, which was reflected in changing equity weights during the year. The Fund was overweight in equities in the periods leading up to two major events that sent volatility higher: In January, in response to the Russia-Ukraine conflict, and again in October, as concerns mounted about the pace of economic growth outside the United States. When volatility rose during these periods, we lowered equity exposure in the Fund.

In general, below-benchmark returns from underlying funds in the portfolio offset the benefits of the Fund’s higher-than-normal equity exposure. Within the Fund’s equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Columbia Variable Portfolio — Large Cap Growth Fund and Columbia Variable Portfolio — Large Core Quantitative Fund outperformed their respective benchmarks. Even though international stocks lagged, a small position in Variable Portfolio — Invesco International Growth Fund aided results. Among the Fund’s fixed-income holdings, Columbia Variable Portfolio — Income Opportunities Fund and Variable Portfolio — American Century Diversified Bond Fund outperformed their respective benchmarks.

The Fund also invests in certain derivative instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed-income futures. These investments modestly detracted from portfolio performance relative to the Blended Index.

Market Volatility Positioning

We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund’s equity exposure to best manage volatility and its effects on the investment portfolio. For now, we believe these measures are consistent with the potential for ongoing equity market strength. Any change in key indicators could signal oncoming equity market volatility and would trigger a potential adjustment to the portfolio’s exposure to equities.

Looking Ahead

We began calendar year 2015 with a somewhat cautious view. Still, we currently think capital markets can continue to move to higher, absent a global recession, in 2015. We expect stocks to outperform, while we expect cash and fixed-income assets to underperform. Within equities, the currency-based advantage of U.S. stocks is offset somewhat by the valuation advantage from overseas equities, notably in Japan. In our view, economic growth in Japan and Europe is an essential ingredient for global equities to continue to perform well. Most strategists believe that at some point in 2015, the Fed will remove its zero interest rate policy and start to move short rates higher. If policymakers take this action, they presumably would prefer long-term interest rates to stay low. However, the dynamics for the long end of the yield curve and inflation across both the United States and the rest of the globe may be out of the Fed’s control.

We currently believe key drivers for returns in 2015 will include the U.S. dollar, commodity price trends and monetary policy changes by central banks worldwide. We believe each of the three is likely to have a meaningful impact on U.S. consumers. At this stage in the U.S. economic cycle, we expect leadership to pass from the manufacturing and industrials sectors to the service and consumer-related sectors, which bears watching. Against this current backdrop, we will continue to link the Fund’s equity allocation to market volatility, which we expect to rise in 2015.

Annual Report 2014	5

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,005.70	1,022.84	2.38	2.40	0.47	5.16	5.20	1.02

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

6	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 45.1%
	Shares	Value ($)
International 11.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	6,374,293	97,972,879

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	10,152,407	125,991,366

Variable Portfolio — DFA International Value Fund, Class 1(a)	19,131,503	191,888,972

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	16,218,259	202,079,510

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	10,730,903	130,595,092

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	17,971,981	197,512,074

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	19,619,068	200,899,263

Total		1,146,939,156

U.S. Large Cap 25.0%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	17,697,243	286,518,374

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	12,790,446	255,681,021

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	11,605,944	137,414,375

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	6,793,720	243,690,739

Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	7,690,345	133,888,910

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	11,272,849	203,136,733

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	7,096,532	131,995,490

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	5,936,477	111,368,306

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	15,859,756	297,370,426

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	13,644,807	255,021,436

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	7,001,846	136,816,068

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	18,490,897	284,759,812

Total		2,477,661,690

U.S. Mid Cap 3.3%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	3,082,783	56,877,347

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	7,382,202	139,523,620

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	6,831,661	127,957,019

Total		324,357,986

U.S. Small Cap 5.3%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	4,990,488	94,220,407

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	7,096,807	129,516,737

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	13,065,999	299,472,696

Total		523,209,840

Total Equity Funds
(Cost: $3,922,056,482)		4,472,168,672

Fixed-Income Funds 25.2%
Floating Rate 1.0%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	10,739,205	102,237,235

Global Bond 1.8%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	17,342,184	177,930,807

High Yield 1.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	13,696,344	124,088,872

Inflation Protected Securities 2.6%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)(b)	26,687,513	253,264,496

Investment Grade 17.4%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	2,508,523	25,135,406

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	29,581,725	302,325,230

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	29,562,574	299,173,251

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	15,979,710	169,704,519

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	27,534,488	304,256,088

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	27,815,767	304,304,490

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	11,532,251	120,742,667

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	19,615,638	199,687,197

Total		1,725,328,848

Multisector 1.2%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	13,172,044	114,728,503

Total Fixed-Income Funds
(Cost: $2,541,711,169)		2,497,578,761

Corporate Bonds & Notes(c) 2.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense —%
BAE Systems Holdings, Inc.(d)
10/07/24	3.800%	820,000	840,565

Huntington Ingalls Industries, Inc.(d)
12/15/21	5.000%	25,000	25,438

L-3 Communications Corp.
05/28/24	3.950%	1,470,000	1,482,161

Northrop Grumman Corp. Senior Unsecured
08/01/23	3.250%	1,850,000	1,863,932

Total			4,212,096

Banking 0.1%
Bank of America Corp.
Senior Unsecured
07/24/23	4.100%	350,000	368,603
04/01/24	4.000%	1,190,000	1,239,058
04/01/44	4.875%	105,000	116,003

Citigroup, Inc.
Senior Unsecured
06/16/24	3.750%	70,000	71,487
11/07/43	4.950%	340,000	378,990

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)
Senior Unsecured
07/08/24	3.850%	2,180,000	2,235,232
07/08/44	4.800%	455,000	482,858

HSBC Holdings PLC
Senior Unsecured
03/30/22	4.000%	1,785,000	1,899,768

JPMorgan Chase & Co.
Senior Unsecured
05/13/24	3.625%	1,925,000	1,970,436

Morgan Stanley
Senior Unsecured
10/23/24	3.700%	1,862,000	1,887,360

Wells Fargo & Co.
Senior Unsecured
09/08/17	1.400%	1,220,000	1,219,009
Subordinated Notes
11/04/44	4.650%	130,000	134,142

Total			12,002,946

Cable and Satellite —%
NBCUniversal Media LLC
01/15/43	4.450%	2,605,000	2,760,292

Time Warner Cable, Inc.
09/15/42	4.500%	1,760,000	1,809,180

Total			4,569,472

Chemicals —%
Dow Chemical Co. (The)
Senior Unsecured
11/15/42	4.375%	290,000	280,879
10/01/44	4.625%	1,130,000	1,144,348

LYB International Finance BV
07/15/23	4.000%	865,000	884,845
03/15/44	4.875%	195,000	200,609

Total			2,510,681

Consumer Products —%
Clorox Co. (The)
Senior Unsecured
12/15/24	3.500%	1,640,000	1,643,508

Diversified Manufacturing —%
General Electric Co.
Senior Unsecured
03/11/44	4.500%	1,610,000	1,769,748

United Technologies Corp.
Senior Unsecured
06/01/42	4.500%	335,000	364,744

Total			2,134,492

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.4%
Alabama Power Co. Senior Unsecured
08/15/44	4.150%	225,000	236,221

Appalachian Power Co. Senior Unsecured
05/15/44	4.400%	715,000	751,324

Berkshire Hathaway Energy Co. Senior Unsecured
11/15/43	5.150%	232,500	263,080

Berkshire Hathaway Energy Co.(d) Senior Unsecured
02/01/45	4.500%	1,647,000	1,723,335

CMS Energy Corp. Senior Unsecured
03/15/22	5.050%	515,000	577,372
03/31/43	4.700%	170,000	181,175
03/01/44	4.875%	1,400,000	1,531,603

CenterPoint Energy Houston Electric LLC
04/01/44	4.500%	280,000	312,517

Consolidated Edison Co. of New York, Inc. Senior Unsecured
03/01/43	3.950%	175,000	174,534

DTE Electric Co.
07/01/44	4.300%	190,000	206,208

DTE Energy Co. Senior Unsecured
06/01/16	6.350%	200,000	214,649

Dominion Resources, Inc. Senior Unsecured
09/15/42	4.050%	2,840,000	2,770,264

Duke Energy Corp. Senior Unsecured
10/15/23	3.950%	3,096,000	3,282,327
04/15/24	3.750%	80,000	83,218

Duke Energy Progress, Inc. 1st Mortgage
05/15/42	4.100%	240,000	254,474

Indiana Michigan Power Co. Senior Unsecured
03/15/23	3.200%	1,080,000	1,085,872

Nevada Power Co.
01/15/15	5.875%	505,000	506,041

NextEra Energy Capital Holdings
06/01/15	1.200%	979,000	980,842

Northeast Utilities Senior Unsecured
05/01/18	1.450%	1,747,000	1,720,472

Northern States Power Co. 1st Mortgage
05/15/44	4.125%	115,000	121,668

Oncor Electric Delivery Co. LLC Senior Secured
09/30/17	5.000%	2,758,000	2,996,076
06/01/42	5.300%	180,000	223,395

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PPL Capital Funding, Inc.
06/01/23	3.400%		420,000	420,789
03/15/24	3.950%		2,310,000	2,405,063

PSEG Power LLC
11/15/18	2.450%		180,000	180,287
11/15/23	4.300%		705,000	739,182

Pacific Gas & Electric Co. Senior Unsecured
02/15/24	3.750%		510,000	531,021
08/15/42	3.750%		265,000	253,314
02/15/44	4.750%		1,250,000	1,381,348
03/15/45	4.300%		185,000	189,895

Southern California Edison Co. 1st Refunding Mortgage
10/01/43	4.650%		520,000	588,909

Southern Co. (The) Senior Unsecured
09/15/15	2.375%		880,000	889,581

TransAlta Corp. Senior Unsecured
01/15/15	4.750%		2,190,000	2,193,404
06/03/17	1.900%		1,545,000	1,538,457
11/25/20	5.000%	CAD	1,565,000	1,410,992

Xcel Energy, Inc. Senior Unsecured
05/09/16	0.750%		2,004,000	2,000,419
09/15/41	4.800%		110,000	122,694

Total				35,042,022

Finance Companies —%
General Electric Capital Corp. Senior Unsecured
05/15/24	3.450%		4,235,000	4,381,038

Food and Beverage 0.2%
Anheuser-Busch InBev Finance, Inc.
01/17/23	2.625%		700,000	679,491

Anheuser-Busch InBev Worldwide, Inc.
07/15/17	1.375%		1,595,000	1,593,584

ConAgra Foods, Inc. Senior Unsecured
01/25/43	4.650%		1,225,000	1,278,493

Diageo Finance BV
10/28/15	5.300%		1,093,000	1,133,078

General Mills, Inc.
11/16/20	2.100%	EUR	1,594,000	2,064,035

Grupo Bimbo SAB de CV(d)
01/25/22	4.500%		535,000	563,813
06/27/24	3.875%		395,000	396,552

Heineken NV Senior Unsecured(d)
10/01/42	4.000%		790,000	769,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Foods Group, Inc. Senior Unsecured
06/04/42	5.000%	240,000	264,193

Molson Coors Brewing Co.
05/01/42	5.000%	1,810,000	1,964,701

Mondelez International, Inc. Senior Unsecured
02/09/40	6.500%	56,000	74,758

PepsiCo, Inc. Senior Unsecured
08/13/15	0.700%	1,165,000	1,167,191
08/13/42	3.600%	375,000	350,322
10/22/44	4.250%	80,000	83,492

SABMiller Holdings, Inc.(d)
01/15/42	4.950%	1,295,000	1,458,821

Sysco Corp.
10/02/44	4.500%	545,000	591,147

Wm. Wrigley Jr., Co. Senior Unsecured(d)
10/21/19	2.900%	2,190,000	2,218,323

Total			16,651,832

Health Care 0.1%
Becton Dickinson and Co. Senior Unsecured
12/15/24	3.734%	275,000	283,133
12/15/44	4.685%	35,000	37,694

Express Scripts Holding Co.
05/15/16	3.125%	2,140,000	2,199,798

McKesson Corp. Senior Unsecured
12/04/15	0.950%	1,824,000	1,828,306
03/15/23	2.850%	350,000	334,298

Medtronic, Inc. Senior Unsecured(d)
03/15/45	4.625%	631,000	683,998

Total			5,367,227

Healthcare Insurance 0.1%
Cigna Corporation
03/15/21	4.500%	1,130,000	1,236,191

UnitedHealth Group, Inc. Senior Unsecured
10/15/15	0.850%	2,130,000	2,136,162
03/15/22	2.875%	705,000	707,257
10/15/42	3.950%	270,000	268,383

WellPoint, Inc. Senior Unsecured
05/15/42	4.625%	240,000	251,846

Total			4,599,839

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.1%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	1,695,000	1,812,599

Antero Resources Finance Corp.
11/01/21	5.375%	166,000	160,605

Apache Corp. Senior Unsecured
01/15/44	4.250%	728,000	636,225

Canadian Natural Resources Ltd. Senior Unsecured
08/15/16	6.000%	540,000	584,614
04/15/24	3.800%	2,521,000	2,477,558
03/15/38	6.250%	75,000	83,415

Canadian Oil Sands Ltd. Senior Unsecured(d)
04/01/42	6.000%	645,000	582,379

Chesapeake Energy Corp.
12/15/18	7.250%	70,000	76,650

Cimarex Energy Co.
05/01/22	5.875%	130,000	135,200
06/01/24	4.375%	30,000	28,650

Concho Resources, Inc.
04/01/23	5.500%	135,000	135,634

Continental Resources, Inc.
09/15/22	5.000%	850,000	822,375
06/01/44	4.900%	1,395,000	1,208,991

Devon Energy Corp. Senior Unsecured
05/15/42	4.750%	254,000	255,697

EnCana Corp. Senior Unsecured
11/15/41	5.150%	300,000	274,908

Hess Corp. Senior Unsecured
02/15/41	5.600%	690,000	740,101

Marathon Oil Corp. Senior Unsecured
11/01/15	0.900%	73,000	72,787

Noble Energy, Inc.
Senior Unsecured
11/15/43	5.250%	1,105,000	1,122,179
11/15/44	5.050%	790,000	780,858

Range Resources Corp.
06/01/21	5.750%	81,000	83,633

Whiting Petroleum Corp.
03/15/21	5.750%	114,000	105,735

Woodside Finance Ltd.(d)
05/10/21	4.600%	625,000	665,842

Total			12,846,635

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Integrated Energy —%
Cenovus Energy, Inc.
Senior Unsecured
09/15/23	3.800%	650,000	634,724
09/15/42	4.450%	765,000	661,575
09/15/43	5.200%	50,000	48,154

Total			1,344,453

Life Insurance 0.1%
Five Corners Funding Trust
Senior Unsecured(d)
11/15/23	4.419%	4,675,000	4,954,342

Guardian Life Insurance Co. of America (The)
Subordinated Notes(d)
06/19/64	4.875%	515,000	548,271

Hartford Financial Services Group, Inc. (The)
Senior Unsecured
04/15/43	4.300%	275,000	282,019

MetLife, Inc.
Senior Unsecured
09/15/23	4.368%	1,920,000	2,093,545

Northwestern Mutual Life Insurance Co. (The)
Subordinated Notes(d)
03/30/40	6.063%	240,000	310,229

Teachers Insurance & Annuity Association of America
Subordinated Notes(d)
09/15/44	4.900%	2,220,000	2,482,671

Total			10,671,077

Media and Entertainment 0.1%
21st Century Fox America, Inc.(d)
09/15/44	4.750%	2,130,000	2,327,598

Scripps Networks Interactive, Inc.
Senior Unsecured
11/15/24	3.900%	2,932,000	2,985,298

Sky PLC(d)
11/26/22	3.125%	3,015,000	2,953,102

Thomson Reuters Corp.
Senior Unsecured
05/23/16	0.875%	851,000	846,590
05/23/43	4.500%	1,679,000	1,680,117

Time Warner, Inc.
03/29/41	6.250%	1,205,000	1,496,295

Total			12,289,000

Metals —%
BHP Billiton Finance USA Ltd.
09/30/43	5.000%	460,000	521,420

Barrick Gold Corp.
Senior Unsecured
04/01/42	5.250%	555,000	513,014

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barrick North America Finance LLC
05/01/43	5.750%	275,000	272,863

CONSOL Energy, Inc.
04/01/20	8.250%	90,000	93,375

Newmont Mining Corp.
03/15/42	4.875%	765,000	666,305

Rio Tinto Finance USA PLC
08/21/42	4.125%	410,000	398,090

Teck Resources Ltd.
03/01/42	5.200%	830,000	678,641

Vale SA Senior Unsecured
09/11/42	5.625%	1,070,000	996,609

Total			4,140,317

Midstream 0.1%
El Paso Pipeline Partners Operating Co. LLC
05/01/24	4.300%	845,000	846,636
11/01/42	4.700%	180,000	162,538

Energy Transfer Partners LP
Senior Unsecured
02/01/43	5.150%	475,000	470,073

Enterprise Products Operating LLC
02/15/45	5.100%	1,315,000	1,413,876

Kinder Morgan Energy Partners LP
02/15/23	3.450%	2,918,000	2,793,282
03/01/43	5.000%	1,245,000	1,182,659

MarkWest Energy Partners LP/Finance Corp.
11/01/20	6.750%	10,000	10,400

NiSource Finance Corp.
02/15/43	5.250%	200,000	229,266

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
01/31/23	2.850%	1,545,000	1,460,957

Southern Natural Gas Co. LLC Senior Unsecured(d)
04/01/17	5.900%	365,000	392,462

TransCanada PipeLines Ltd. Senior Unsecured
03/02/15	0.875%	2,550,000	2,551,354
10/16/23	3.750%	275,000	275,318
10/16/43	5.000%	145,000	151,919

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08/01/42	4.450%	75,000	70,186

Total			12,010,926

Natural Gas —%
Sempra Energy Senior Unsecured
04/01/17	2.300%	870,000	885,994
12/01/23	4.050%	495,000	523,666
06/15/24	3.550%	3,005,000	3,032,898

Total			4,442,558

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services —%
Noble Holding International Ltd.
03/15/42	5.250%	2,269,000	1,789,878

Weatherford International Ltd.
04/15/42	5.950%	110,000	93,140

Total			1,883,018

Pharmaceuticals 0.1%
AbbVie, Inc. Senior Unsecured
11/06/15	1.200%	2,190,000	2,196,436
11/06/17	1.750%	410,000	410,891

Actavis Funding SCS
06/15/44	4.850%	115,000	116,695

Amgen, Inc.
Senior Unsecured
06/15/16	2.300%	1,720,000	1,747,159
05/15/43	5.375%	1,325,000	1,539,308

Total			6,010,489

Property & Casualty 0.1%
Alleghany Corp. Senior Unsecured
09/15/44	4.900%	765,000	802,474

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	2,570,000	2,764,259

Liberty Mutual Group, Inc.(d)
05/01/22	4.950%	1,005,000	1,087,278
08/01/44	4.850%	240,000	243,954

Loews Corp. Senior Unsecured
05/15/23	2.625%	540,000	510,182

Total			5,408,147

Railroads —%
Burlington Northern Santa Fe LLC Senior Unsecured
09/01/44	4.550%	30,000	32,200

CSX Corp. Senior Unsecured
03/15/44	4.100%	1,450,000	1,436,380

Union Pacific Corp. Senior Unsecured
06/15/42	4.300%	255,000	271,004

Total			1,739,584

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	1,139,000	1,167,184
09/15/44	4.750%	1,220,000	1,152,175

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Phillips 66
05/01/17	2.950%		1,090,000	1,125,734
05/01/42	5.875%		145,000	166,981
11/15/44	4.875%		925,000	946,780

Valero Energy Corp.
06/15/37	6.625%		140,000	165,292

Total				4,724,146

Restaurants —%
Yum! Brands, Inc. Senior Unsecured
11/01/23	3.875%		1,825,000	1,858,492
11/01/43	5.350%		280,000	306,195

Total				2,164,687

Retailers —%
CVS Health Corp. Senior Unsecured
12/05/43	5.300%		195,000	233,108

Lowe’s Companies, Inc. Senior Unsecured
04/15/42	4.650%		110,000	122,345

Target Corp. Senior Unsecured
07/01/24	3.500%		835,000	866,874

Wal-Mart Stores, Inc. Senior Unsecured
04/22/44	4.300%		340,000	371,126

Total				1,593,453

Supermarkets —%
Kroger Co. (The) Senior Unsecured
04/15/42	5.000%		130,000	141,639

Technology 0.1%
Cisco Systems, Inc. Senior Unsecured
01/15/40	5.500%		110,000	134,044

Corning, Inc. Senior Unsecured
03/15/42	4.750%		80,000	85,393

International Business Machine Corp. Senior Unsecured
11/19/19	1.375%	EUR	1,672,000	2,109,927

Oracle Corp. Senior Unsecured
01/10/21	2.250%	EUR	1,251,000	1,649,921
07/08/44	4.500%		1,130,000	1,227,378

Total				5,206,663

Tobacco —%
Altria Group, Inc.
01/31/44	5.375%		230,000	261,813

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Philip Morris International, Inc. Senior Unsecured
03/04/43	4.125%		145,000	142,137

Total				403,950

Transportation Services —%
ERAC U.S.A. Finance LLC(d)
11/15/24	3.850%		705,000	714,974
03/15/42	5.625%		160,000	186,791

FedEx Corp.
01/15/44	5.100%		772,000	891,402

Heathrow Funding Ltd. Senior Secured
02/15/25	5.225%	GBP	841,000	1,526,465

Total				3,319,632

Wireless 0.1%
America Movil SAB de CV Senior Unsecured
07/16/42	4.375%		875,000	838,250

CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured
12/15/17	2.381%		460,000	464,079

Rogers Communications, Inc.
03/15/23	3.000%		2,085,000	2,019,372
03/15/43	4.500%		565,000	568,071

Vodafone Group PLC Senior Unsecured
02/19/43	4.375%		855,000	833,272

Total				4,723,044

Wirelines 0.2%
AT&T, Inc. Senior Unsecured
08/15/16	2.400%		2,295,000	2,341,416
06/15/45	4.350%		4,225,000	3,983,135

Embarq Corp. Senior Unsecured
06/01/36	7.995%		40,000	44,700

Orange SA Senior Unsecured
02/21/17	4.750%	EUR	587,000	776,299
02/06/44	5.500%		420,000	490,334

Verizon Communications, Inc. Senior Unsecured
11/01/21	3.500%		805,000	822,947
03/15/24	4.150%		1,405,000	1,454,504
11/01/42	3.850%		5,325,000	4,767,967

Total				14,681,302

Total Corporate Bonds & Notes
(Cost: $199,025,976)				202,859,873

Residential Mortgage-Backed Securities —Agency 6.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(e)(f)
01/20/30	2.500%	63,725,000	64,880,016
01/20/30	3.000%	80,785,000	83,969,068
01/20/30 - 01/14/45	3.500%	391,000,000	410,034,237
01/14/45	4.000%	60,000,000	64,035,234

Total Residential Mortgage-Backed Securities — Agency
(Cost: $620,397,471)			622,918,555

Foreign Government Obligations(g) —%
Petrobras Global Finance BV
05/20/43	5.625%	100,000	81,525

Total Foreign Government Obligations
(Cost: $84,311)			81,525

U.S. Treasury Obligations —%
U.S. Treasury
05/15/44	3.375%	105,000	118,207

Total U.S. Treasury Obligations
(Cost: $114,234)			118,207

Exchange-Traded Funds 7.5%
	Shares	Value

SPDR S&P 500 ETF Trust	1,990,200	408,986,100

iShares MSCI EAFE ETF	4,786,792	291,228,425

iShares Russell 2000 ETF	345,215	41,311,879

Total Exchange-Traded Funds
(Cost: $677,829,403)		741,526,404

Options Purchased Puts 1.8%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value
S&P 500 Index
	5,635	1,700.00	12/16/16	60,350,850
	8,934	1,800.00	12/16/16	119,000,880

Total Options Purchased Puts
(Cost: $204,466,080)				179,351,730

Money Market Funds 17.6%
	Shares	Value

Columbia Short-Term Cash Fund, 0.115%(a)(h)	1,749,248,640	1,749,248,640

Total Money Market Funds
(Cost: $1,749,248,640)		1,749,248,640

Total Investments
(Cost: $9,914,933,766)		10,465,852,367

Other Assets & Liabilities, Net		(548,340,990)

Net Assets		9,917,511,377

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	01/20/2015	1,525,342 USD	969,000 GBP	—	(15,242)

UBS Securities	01/20/2015	5,496,000 EUR	6,867,554 USD	216,019	—

Total				216,019	(15,242)

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $82,225,252 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB	16	JPY	1,974,821	03/2015	7,131	—

CAN 10YR BOND	21	CAD	2,503,804	03/2015	46,784	—

DAX INDEX	72	EUR	21,440,032	03/2015	1,103,131	—

EMINI MSCI EAFE INDEX	113	USD	9,932,135	03/2015	91,841	—

EURO BUXL 30YR BOND	4	EUR	750,134	03/2015	35,516	—

EURO STOXX 50	544	EUR	20,623,515	03/2015	1,065,509	—

EURO-BOBL	71	EUR	11,192,819	03/2015	62,657	—

EURO-BUND	43	EUR	8,110,253	03/2015	146,255	—

EURO-SCHATZ	116	EUR	15,593,239	03/2015	21,955	—

FTSE/MIB INDEX	164	EUR	18,921,047	03/2015	1,004,159	—

HANG SENG INDEX	160	HKD	24,397,233	01/2015	—	(123,395)

LONG GILT	58	GBP	10,805,376	03/2015	225,268	—

RUSSELL 2000 EMINI ICE	732	USD	87,891,240	03/2015	623,140	—

S&P 500	244	USD	125,196,400	03/2015	3,787,258	—

S&P500 EMINI	9,762	USD	1,001,776,440	03/2015	23,011,724	—

SPI 200	188	AUD	20,654,998	03/2015	1,070,272	—

TOPIX INDEX	1,031	JPY	121,149,816	03/2015	—	(2,824,162)

US 5YR NOTE	6,663	USD	792,428,524	03/2015	—	(1,772,239)

US LONG BOND	6	USD	867,375	03/2015	23,633	—

US ULTRA T-BOND	922	USD	152,302,875	03/2015	7,042,628	—

Total			2,448,512,076		39,368,861	(4,719,796)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(79)	USD	(10,016,953)	03/2015	—	(33,239)

US 2YR NOTE	(3,879)	USD	(847,925,156)	03/2015	1,083,337	—

US LONG BOND	(340)	USD	(49,151,250)	03/2015	—	(1,342,589)

US ULTRA T-BOND	(29)	USD	(4,790,438)	03/2015	—	(216,448)

Total			(911,883,797)		1,083,337	(1,592,276)

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,022,101,896	2,619,656,810	(1,892,510,066)	—	1,749,248,640	—	1,350,812	1,749,248,640

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	128,721,852	104,930,853	(111,110)	33,421	233,575,016	—	—	286,518,374

Columbia Variable Portfolio — Core Bond Fund, Class 1	—	25,010,000	—	—	25,010,000	—	—	25,135,406

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	195,284,937	118,846,106	(131,229)	(16,965)	313,982,849	1,198,181	6,918,443	302,325,230

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	131,590,836	82,611,648	(111,259)	36,502	214,127,727	—	—	255,681,021

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	63,205,922	36,249,804	(80,850)	4,129	99,379,005	272,725	275,705	97,972,879

Columbia Variable Portfolio — Global Bond Fund, Class 1	120,035,764	75,184,377	(80,264)	(13,833)	195,126,044	6,329,947	—	177,930,807

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	85,133,805	45,948,383	(54,681)	(8,994)	131,018,513	—	—	124,088,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	67,808,382	42,693,982	(61,832)	17,483	110,458,015	—	—	137,414,375

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	116,526,640	88,399,536	(100,427)	22,098	204,847,847	—	—	243,690,739

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	182,072,680	128,730,007	(131,227)	(6,735)	310,664,725	4,901,766	4,717,854	299,173,251

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	33,996,528	18,300,519	(16,748,223)	6,980,409	42,529,233	—	—	56,877,347

Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	61,485,392	50,883,612	(58,326)	19,273	112,329,951	6,887,217	—	133,888,910

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	95,462,233	65,217,457	(86,806)	35,565	160,628,449	—	—	203,136,733

Columbia Variable Portfolio — Strategic Income Fund, Class 1	104,796,734	66,796,540	(50,072,941)	(2,719,156)	118,801,177	1,513,687	4,752,167	114,728,503

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	101,875,621	64,805,117	(72,906)	890	166,608,722	—	2,660,611	169,704,519

Variable Portfolio — American Century Diversified Bond Fund, Class 1	188,200,982	114,978,957	(131,268)	(3,332)	303,045,339	225,711	4,118,698	304,256,088

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	160,155,739	93,652,186	(6,909,433)	(270,290)	246,628,202	—	—	253,264,496

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	79,349,971	53,202,251	(53,330)	10,429	132,509,321	7,888,460	2,636,252	125,991,366

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	45,824,127	36,072,482	(59,172)	13,834	81,851,271	—	—	94,220,407

Variable Portfolio — DFA International Value Fund, Class 1	104,809,023	91,268,150	(144,495)	26,885	195,959,563	6,815,573	4,228,469	191,888,972

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	75,522,003	53,987,228	(21,754,658)	(939,284)	106,815,289	968,523	4,623,933	102,237,235

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	64,598,836	44,782,854	(57,291)	16,786	109,341,185	—	—	131,995,490

Variable Portfolio — Invesco International Growth Fund, Class 1	118,116,618	80,840,299	(154,471)	26,585	198,829,031	12,755,459	3,083,337	202,079,510

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	185,950,425	117,757,948	(131,226)	(2,401)	303,574,746	245,267	5,155,237	304,304,490

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	87,546,569	47,946,029	(27,036,050)	7,873,414	116,329,962	—	—	139,523,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	64,967,220	20,854,754	(57,291)	18,903	85,783,586	—	—	111,368,306

Variable Portfolio — MFS Value Fund, Class 1	139,333,395	99,394,218	(134,113)	50,314	238,643,814	—	—	297,370,426

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	81,868,480	56,803,998	(35,944)	4,918	138,641,452	4,799,573	1,685,360	130,595,092

Variable Portfolio — NFJ Dividend Value Fund, Class 1	128,246,691	82,585,330	(111,662)	39,346	210,759,705	—	—	255,021,436

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	62,082,560	45,421,059	(58,647)	20,533	107,465,505	—	—	136,816,068

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	60,170,429	52,371,655	(90,401)	26,056	112,477,739	—	—	129,516,737

Variable Portfolio — Partners Small Cap Value Fund, Class 1	144,408,052	114,731,958	(193,396)	62,839	259,009,453	—	—	299,472,696

Variable Portfolio — Pyramis® International Equity Fund, Class 1	111,775,865	99,847,338	(132,496)	14,987	211,505,694	13,829,080	2,799,169	197,512,074

Variable Portfolio — Pyrford International Equity Fund, Class 1	123,016,771	80,216,051	(105,977)	3,037	203,129,882	86,364	4,664,270	200,899,263

Variable Portfolio — Sit Dividend Growth Fund, Class 1	131,443,401	105,430,480	(122,853)	38,479	236,789,507	—	—	284,759,812

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	51,583,984	68,097,830	(36,401)	(174)	119,645,239	—	373,673	120,742,667

Variable Portfolio — Victory Established Value Fund, Class 1	81,421,852	40,067,598	(22,292,200)	5,957,318	105,154,568	—	—	127,957,019

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	121,581,723	79,298,131	(87,455)	(2,074)	200,790,325	—	774,205	199,687,197

Total	4,922,073,938	5,313,873,535	(2,040,302,377)	17,371,195	8,213,016,291	68,717,533	54,818,195	8,718,996,073

(b)	Non-income producing.

(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $26,130,576 or 0.26% of net assets.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)	Principal and interest may not be guaranteed by the government.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2014.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar

>	securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	4,472,168,672	—	—	4,472,168,672

Fixed-Income Funds	2,497,578,761	—	—	2,497,578,761

Money Market Funds	1,749,248,640	—	—	1,749,248,640

Total Mutual Funds	8,718,996,073	—	—	8,718,996,073

Bonds

Corporate Bonds & Notes	—	202,859,873	—	202,859,873

Residential Mortgage-Backed Securities — Agency	—	622,918,555	—	622,918,555

Foreign Government Obligations	—	81,525	—	81,525

U.S. Treasury Obligations	118,207	—	—	118,207

Total Bonds	118,207	825,859,953	—	825,978,160

Equity Securities

Exchange-Traded Funds	741,526,404	—	—	741,526,404

Total Equity Securities	741,526,404	—	—	741,526,404

Other

Options Purchased Puts	179,351,730	—	—	179,351,730

Total Other	179,351,730	—	—	179,351,730

Investments in Securities	9,639,992,414	825,859,953	—	10,465,852,367

Derivatives

Assets

Forward Foreign Currency Exchange Contracts		216,019	—	216,019

Futures Contracts	40,452,198		—	40,452,198

Liabilities

Forward Foreign Currency Exchange Contracts		(15,242)	—	(15,242)

Futures Contracts	(6,312,072)		—	(6,312,072)

Total	9,674,132,540	826,060,730	—	10,500,193,270

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,497,451,395)	$1,567,504,564

Affiliated issuers (identified cost $8,213,016,291)	8,718,996,073

Options purchased (identified cost $204,466,080)	179,351,730

Total investments (identified cost $9,914,933,766)	10,465,852,367

Cash	378,246

Foreign currency (identified cost $103,328)	102,112

Margin deposits	82,225,252

Unrealized appreciation on forward foreign currency exchange contracts	216,019

Receivable for:

Investments sold	2,766,022

Dividends	2,410,265

Interest	2,794,007

Reclaims	532

Variation margin	1,696,341

Prepaid expenses	21,773

Total assets	10,558,462,936

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	15,242

Payable for:

Investments purchased on a delayed delivery basis	621,292,388

Capital shares purchased	3,951,466

Variation margin	15,428,565

Investment management fees	46,044

Distribution and/or service fees	68,172

Transfer agent fees	4,862

Administration fees	8,090

Compensation of board members	71,016

Other expenses	65,714

Total liabilities	640,951,559

Net assets applicable to outstanding capital stock	$9,917,511,377

Represented by

Trust capital	$9,917,511,377

Total — representing net assets applicable to outstanding capital stock	$9,917,511,377

Class 2

Net assets	$9,917,511,377

Shares outstanding	805,493,679

Net asset value per share	$12.31

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$19,135,420

Dividends — affiliated issuers	54,818,195

Interest	2,896,343

Foreign taxes withheld	(315)

Total income	76,849,643

Expenses:

Investment management fees	14,033,814

Distribution and/or service fees

Class 2	20,496,745

Transfer agent fees

Class 2	1,454,863

Administration fees	2,442,171

Compensation of board members	110,022

Custodian fees	51,183

Printing and postage fees	93,161

Professional fees	99,698

Other	74,305

Total expenses	38,855,962

Net investment income	37,993,681

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	27,263,281

Investments — affiliated issuers	17,371,195

Capital gain distributions from underlying affiliated funds	68,717,533

Foreign currency translations	(7,568)

Forward foreign currency exchange contracts	173,458

Futures contracts	150,283,513

Options purchased	(110,296,500)

Net realized gain	153,504,912

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	17,375,411

Investments — affiliated issuers	163,533,383

Foreign currency translations	(855,487)

Forward foreign currency exchange contracts	200,777

Futures contracts	3,215,275

Options purchased	20,100,588

Net change in unrealized appreciation	203,569,947

Net realized and unrealized gain	357,074,859

Net increase in net assets resulting from operations	$395,068,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$37,993,681	$36,489,413

Net realized gain	153,504,912	130,971,491

Net change in unrealized appreciation	203,569,947	350,357,537

Net increase in net assets resulting from operations	395,068,540	517,818,441

Increase in net assets from capital stock activity	3,500,378,238	3,367,549,569

Total increase in net assets	3,895,446,778	3,885,368,010

Net assets at beginning of year	6,022,064,599	2,136,696,589

Net assets at end of year	$9,917,511,377	$6,022,064,599

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	293,485,176	3,513,148,808	305,822,679	3,375,718,828

Redemptions	(1,060,520)	(12,770,570)	(723,891)	(8,169,259)

Net increase	292,424,656	3,500,378,238	305,098,788	3,367,549,569

Total net increase	292,424,656	3,500,378,238	305,098,788	3,367,549,569

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$11.74		$10.27		$10.00

Income from investment operations:

Net investment income	0.06		0.10		0.05

Net realized and unrealized gain	0.51		1.37		0.22

Total from investment operations	0.57		1.47		0.27

Net asset value, end of period	$12.31		$11.74		$10.27

Total return	4.86%		14.31%		2.70%

Ratios to average net assets(b)

Total gross expenses	0.47%		0.50%		0.56	%(c)

Total net expenses(d)	0.47%		0.49%		0.53	%(c)

Net investment income	0.46%		0.94%		0.74	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,917,511		$6,022,065		$2,136,697

Portfolio turnover	107	%(e)	125	%(e)	117	%(e)

Notes to Financial Highlights

(a)	Based on operations from April 19, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 29%, 36% and 20% for the years ended December 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Annual Report 2014	27

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may

28	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2014	29

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	216,019	—	216,019	—	—	—	216,019
Options Purchased Puts	179,351,730	—	179,351,730	—	—	—	179,351,730
Total	179,567,749	—	179,567,749	—	—	—	179,567,749

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(d)
				Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	15,242	—	15,242	—	—	—	15,242

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)	Represents the net amount due to counterparties in the event of default.

30	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	31,757,035	*
Equity risk	Investments, at value —Options purchased	179,351,730
Foreign exchange risk	Component of trust capital — unrealized appreciation on forward foreign currency exchange contracts	216,019
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	8,695,163	*
Total		220,019,947
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	2,947,557	*
Foreign exchange risk	Component of trust capital — unrealized depreciation on forward foreign currency exchange contracts	15,242
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	3,364,515	*
Total		6,327,314

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	139,471,737	(110,296,500)	29,175,237
Foreign exchange risk	173,458	—	—	173,458
Interest rate risk	—	10,811,776	—	10,811,776
Total	173,458	150,283,513	(110,296,500)	40,160,471
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	(3,826,074)	20,100,588	16,274,514
Foreign exchange risk	200,777	—	—	200,777
Interest rate risk	—	7,041,349	—	7,041,349
Total	200,777	3,215,275	20,100,588	23,516,640

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	2,067,121,787
Futures contracts — Short	832,572,246
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	160,124,925

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	92,817	(7,788)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Annual Report 2014	31

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally,

32	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.17% of the Fund’s average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.03% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $13,159.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2014	33

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended December 31, 2014, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 2	1.10%	1.15%

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $10,768,241,524 and $7,645,227,618, respectively, for the year ended December 31, 2014, of which $7,210,561,753 and $6,994,819,308, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends —affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500

34	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	35

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio—Managed Volatility Moderate Growth Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

36	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014	37

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

38	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014	39

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2014

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	41

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6538 D (2/15)

Annual Report December 31, 2014

Portfolio Navigator Funds

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable contracts and variable life insurance policies offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

Portfolio Navigator Funds

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Conservative Portfolio

Performance Summary

>	Variable Portfolio — Conservative Portfolio (the Fund) Class 2 shares returned 4.24% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its Blended Index, which returned 5.70% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.97% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 12.56% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index gained 0.03% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned -3.87% during the same period.

>

The Fund’s performance is attributable to the results of its respective underlying funds across the asset class spectrum as well as to defensive positioning within fixed income in anticipation of an increase in interest rates that did not materialize.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	Life
Class 2	05/07/10	4.24	5.13
Class 4	05/07/10	4.33	5.13
Blended Index		5.70	5.39	*
Barclays U.S. Aggregate Bond Index		5.97	4.06
Russell 3000 Index		12.56	16.67
Citigroup 3-Month U.S. Treasury Bill Index		0.03	0.07	*
MSCI All Country World Index ex-U.S. (Net)		-3.87	6.91

*	Return from 04/30/10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (70%); domestic equity — Russell 3000 Index (14%); cash — Citigroup 3-Month U.S. Treasury Bill Index (10%); and international equity — MSCI All Country World Index ex-U.S. (Net) (6%).

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The MSCI All Country World Index ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World Index ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2014)

*	Return from 04/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Conservative Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2014)
Alternative Investment Funds	1.9
Equity Funds	20.2
Global Real Estate	0.2
International	5.5
U.S. Large Cap	12.5
U.S. Mid Cap	1.1
U.S. Small Cap	0.9
Fixed-Income Funds	72.2
Emerging Markets	0.2
Floating Rate	0.5
Global Bond	0.1
High Yield	0.8
Inflation Protected Securities	2.2
Investment Grade	67.0
Multisector	1.4
Money Market Funds	5.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Annual Report 2014

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderately Conservative Portfolio

Performance Summary

>	Variable Portfolio — Moderately Conservative Portfolio (the Fund) Class 2 shares returned 4.77% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its Blended Index, which returned 6.25% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.97% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 12.56% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned -3.87% during the same period.

>	The Citigroup 3-Month U.S. Treasury Bill Index returned 0.03% during the same period.

>

The Fund’s performance is attributable to the results of its respective underlying funds across the asset class spectrum as well as to defensive positioning within fixed income in anticipation of an increase in interest rates that did not materialize.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	Life
Class 2	05/07/10	4.77	6.50
Class 4	05/07/10	4.76	6.55
Blended Index		6.25	6.80	*
Barclays U.S. Aggregate Bond Index		5.97	4.06
Russell 3000 Index		12.56	16.67
MSCI All Country World Index ex-U.S. (Net)		-3.87	6.91
Citigroup 3-Month U.S. Treasury Bill Index		0.03	0.07	*

*	Return from 04/30/10
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (60%); domestic equity — Russell 3000 Index (24.5%); international equity — MSCI All Country World Index ex-U.S. (Net) (10.5%); and cash — Citigroup 3-Month U.S. Treasury Bill Index (5%).

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World Index ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	5

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderately Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2014)

*	Return from 04/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

6	Annual Report 2014

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderately Conservative Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2014)
Alternative Investment Funds	1.9
Equity Funds	34.5
Global Real Estate	0.2
International	9.2
U.S. Large Cap	21.3
U.S. Mid Cap	1.8
U.S. Small Cap	2.0
Fixed-Income Funds	63.5
Emerging Markets	0.3
Floating Rate	0.7
Global Bond	0.5
High Yield	0.8
Inflation Protected Securities	3.0
Investment Grade	56.7
Multisector	1.5
Money Market Funds	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2014	7

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderate Portfolio

Performance Summary

>	Variable Portfolio — Moderate Portfolio (the Fund) Class 2 shares returned 5.06% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its Blended Index, which returned 6.78% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.97% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 12.56% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned -3.87% during the same period.

>

The Fund’s performance is attributable to the results of its respective underlying funds across the asset class spectrum as well as to defensive positioning within fixed income in anticipation of an increase in interest rates that did not materialize.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	Life
Class 2	05/07/10	5.06	8.05
Class 4	05/07/10	5.05	8.08
Blended Index		6.78	9.06
Barclays U.S. Aggregate Bond Index		5.97	4.06
Russell 3000 Index		12.56	16.67
MSCI All Country World Index ex-U.S. (Net)		-3.87	6.91

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (50%); domestic equity — Russell 3000 Index (35%); international equity — MSCI All Country World Index ex-U.S. (Net) (15%).

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World Index ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

8	Annual Report 2014

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderate Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	9

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderate Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2014)
Alternative Investment Funds	2.0
Equity Funds	50.6
Global Real Estate	0.5
International	13.5
U.S. Large Cap	30.0
U.S. Mid Cap	3.4
U.S. Small Cap	3.2
Fixed-Income Funds	47.4
Emerging Markets	0.5
Floating Rate	1.0
Global Bond	0.4
High Yield	1.5
Inflation Protected Securities	2.6
Investment Grade	39.8
Multisector	1.6
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

10	Annual Report 2014

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Moderately Aggressive Portfolio

Performance Summary

>	Variable Portfolio — Moderately Aggressive Portfolio (the Fund) Class 2 shares returned 5.15% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its Blended Index, which returned 6.99% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 12.56% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.97% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned -3.87% during the same period.

>

The Fund’s performance is attributable to the results of its respective underlying funds across the asset class spectrum as well as to defensive positioning within fixed income in anticipation of an increase in interest rates that did not materialize.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	Life
Class 2	05/07/10	5.15	9.30
Class 4	05/07/10	5.21	9.35
Blended Index		6.99	10.50
Russell 3000 Index		12.56	16.67
Barclays U.S. Aggregate Bond Index		5.97	4.06
MSCI All Country World Index ex-U.S. (Net)		-3.87	6.91

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (45.5%); bonds — Barclays U.S. Aggregate Bond Index (35%); and international equity — MSCI All Country World Index ex-U.S. (Net) (19.5%).

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI All Country World Index ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World Index ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	11

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Moderately Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2014

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Moderately Aggressive Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2014)
Alternative Investment Funds	2.0
Equity Funds	64.9
Global Real Estate	0.5
International	16.5
U.S. Large Cap	41.3
U.S. Mid Cap	2.8
U.S. Small Cap	3.8
Fixed-Income Funds	33.1
Emerging Markets	0.4
Floating Rate	0.9
Global Bond	0.4
High Yield	1.3
Inflation Protected Securities	1.6
Investment Grade	26.6
Multisector	1.9
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Annual Report 2014	13

Portfolio Navigator Funds

Performance Overview

Variable Portfolio – Aggressive Portfolio

Performance Summary

>	Variable Portfolio — Aggressive Portfolio (the Fund) Class 2 shares returned 5.53% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its Blended Index, which returned 7.18% during the same period.

>	The U.S. equity market, as measured by the Russell 3000 Index, returned 12.56% during the same period.

>	The international equity market (excluding the U.S.), as measured by the MSCI All Country World Index ex-U.S. (Net), returned -3.87% during the same period.

>	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.97% during the same period.

>

The Fund’s performance is attributable to the results of its respective underlying funds across the asset class spectrum as well as to defensive positioning within fixed income in anticipation of an increase in interest rates that did not materialize.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	Life
Class 2	05/07/10	5.53	10.65
Class 4	05/07/10	5.52	10.68
Blended Index		7.18	11.91
Russell 3000 Index		12.56	16.67
MSCI All Country World Index ex-U.S. (Net)		-3.87	6.91
Barclays U.S. Aggregate Bond Index		5.97	4.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (56%); international equity — MSCI All Country World Index ex-U.S. (Net) (24%) and bonds — Barclays U.S. Aggregate Bond Index (20%).

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI All Country World Index ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI All Country World Index ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

14	Annual Report 2014

Portfolio Navigator Funds

Performance Overview (continued)

Variable Portfolio – Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	15

Portfolio Navigator Funds

Portfolio Overview

Variable Portfolio – Aggressive Portfolio

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2014)
Alternative Investment Funds	2.1
Equity Funds	81.8
Global Real Estate	0.8
International	20.6
U.S. Large Cap	51.6
U.S. Mid Cap	4.8
U.S. Small Cap	4.0
Fixed-Income Funds	16.1
Emerging Markets	0.2
Floating Rate	0.6
Global Bond	0.4
High Yield	1.0
Inflation Protected Securities	0.7
Investment Grade	11.6
Multisector	1.6
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

16	Annual Report 2014

Portfolio Navigator Funds

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2014, the Funds’ bond benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.97%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 12.56%; and the Funds’ international equity benchmark, the MSCI All Country World Index ex-U.S. (Net), returned -3.87%. The Citigroup 3-Month U.S. Treasury Bill Index, applicable only to Variable Portfolio — Conservative Portfolio and Variable Portfolio — Moderately Conservative Portfolio, returned 0.03%.

While all five Funds generated solid positive absolute returns, each underperformed its respective Blended Benchmark for the 12 months ended December 31, 2014. The Funds’ performance is attributable to the results of their respective underlying funds across the asset class spectrum as well as to defensive positioning within fixed income in anticipation of an increase in interest rates that did not materialize.

All returns shown below are for the 12-month period ended December 31, 2014.

>	Variable Portfolio — Conservative Portfolio Class 2 shares returned 4.24%, underperforming its Blended Benchmark, which returned 5.70%.

>	Variable Portfolio — Moderately Conservative Portfolio Class 2 shares returned 4.77%, underperforming its Blended Benchmark, which returned 6.25%.

>	Variable Portfolio — Moderate Portfolio Class 2 shares returned 5.06%, underperforming its Blended Benchmark, which returned 6.78%.

>	Variable Portfolio — Moderately Aggressive Portfolio Class 2 shares returned 5.15%, underperforming its Blended Benchmark, which returned 6.99%.

>	Variable Portfolio — Aggressive Portfolio Class 2 shares returned 5.53%, underperforming its Blended Benchmark, which returned 7.18%.

Global Capital Market Performance Diverged During 2014

Global capital markets moved in different directions during calendar year 2014. In general, the U.S. led with strong performance across both equity and credit, while foreign markets were mixed. The divergence across global markets was primarily due to several key factors that had a formidable impact on the direction of local markets. These factors included strength in the U.S. dollar, commodity price weakness, rising risk premiums across corporate credit, and lower yields for longer-duration government bonds.

In the U.S. market, large-cap domestic equities posted gains, with the Russell 1000 Index up 13.24% during the annual period. Interestingly, while large-cap U.S. equities posted strong gains throughout the calendar year, small-cap equities struggled for much of the year before ending on a strong note during the fourth quarter. The Russell 2000 Index, a broad proxy of small-cap U.S. equity performance, rose 4.89% during the annual period. The worst returns were realized by equity market sectors with high sensitivity to U.S. dollar strength. The U.S. dollar rose by more than 12% during 2014. Not surprisingly, this U.S. dollar strength adversely impacted commodity price performance, too. As gauged by the Bloomberg Commodity Index, total returns in commodities fell 17.01% during the annual period. The impact of the rising U.S. dollar was also felt by U.S.-based investors in foreign equity markets as well. Most major local currency developed market equity indices were slightly positive during the annual period, but

Portfolio Management

Jeffrey Knight, CFA

Kent Bergene

Annual Report 2014	17

Portfolio Navigator Funds

Manager Discussion of Fund Performance (continued)

U.S. dollar-denominated returns for these same foreign developed market equities registered low single-digit losses for the same period. The difference here between local currency returns and U.S. dollar-denominated returns was purely a dynamic tied to the aforementioned currency price movements.

Within fixed income, areas considered to be associated with the safest of return streams, such as U.S. Treasuries, led the way during 2014. The Barclays U.S. Aggregate Bond Index, a broad proxy for U.S. fixed income returns, posted a total return of 5.97%. However, long-duration U.S. government bonds posted even stronger total returns, rising 25.07%, as measured by the Barclays U.S. Treasury Long Index. Areas of weakness, albeit still assets that produced positive low single-digit returns during the calendar year, included U.S. high yield corporates, asset-backed securities and shorter-duration bonds. Importantly, these sectors’ gains are strictly based on absolute performance and are not based on any sort of risk-adjusted performance-based measure. If one were to look at just these three sectors on a risk-adjusted basis, high yield corporate bonds would notably fall to the bottom of the list.

On the economic front, the U.S. economy marched along a path that was largely divergent from other major developed economies around the globe. Third quarter U.S. gross domestic product (the most recent data available) came in at an annualized pace of 5.0%, its highest quarter-over-quarter reading since 2003. Year-over-year growth in economic output stood close to 2.7%. Personal consumption, which is a key ingredient in support of U.S. economic growth, increased at a 3.2% annualized rate in its most recent reading. This was particularly good news and underscored the fact that stronger job growth, in combination with improved consumer sentiment and lower inflation, was translating into spending power. Further, nonresidential fixed investment provided a boost to business investment, which jumped about 9% in the third quarter. While data may show some fall-off in nonresidential fixed investment within the energy sector — due to the drop in commodity prices — it is likely that much of this drop may be offset by still healthy spending levels in the health care, industrial and technology sectors. Real final sales, which is arguably the best measure of underlying demand and momentum in the economy, was up 2.8% year-over-year, for its best showing since 2006. Fourth quarter 2014 numbers are unlikely to repeat the stellar advance of the second and third quarters, but we still expect a decent 2.7% to 3.0% gain. The ramp up for consumer spending has been solid, and lower inflation is helping consumers. In our view, the better news on business investment, together with solid trends in consumption and tentative indications of better wages, put U.S. economic growth on its strongest track so far this cycle.

Underlying Equity and Fixed-Income Funds Generated Mixed Results

During the annual period, the Funds’ underlying equity funds that posted strong relative returns vs. their respective benchmark indices were Columbia Variable Portfolio — Large Cap Growth Fund, Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — Pyrford International Equity Fund and Variable Portfolio — Invesco International Growth Fund. The following underlying equity funds trailed their respective benchmark indices: Variable Portfolio — Victory Established Value Fund, Variable Portfolio — Sit Dividend Growth Fund, Columbia Variable Portfolio — Select Large Cap Value Fund, Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Columbia

18	Annual Report 2014

Portfolio Navigator Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio — Dividend Opportunity Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio —MFS Value Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — Morgan Stanley Global Real Estate Fund.

On the fixed-income side, none of the underlying funds significantly exceeded their respective benchmark indices. However, the Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund contributed favorably to the Funds’ performance results during the annual period, as it posted strong absolute returns. Columbia Variable Portfolio — Limited Duration Credit Fund was a notable detractor, as it underperformed its benchmark index by a sizable margin. Another underlying fund that detracted from the Funds’ relative performance but that did not underperform its individual benchmark index was Variable Portfolio — Wells Fargo Short Duration Government Bond Fund.

Among alternative strategies, underlying fund Variable Portfolio — AQR Managed Futures Strategy Fund posted strong relative returns vs. its benchmark index. Underlying funds Columbia Variable Portfolio — Multi-Strategy Alternatives Fund and Columbia Variable Portfolio — Commodity Strategy Fund trailed their respective benchmark indices and detracted from overall performance across the Funds.

Active Management Decisions Drove Changes

During the annual period, we made several changes to the Funds’ design structure. As we seek to deliver consistently competitive investment performance over time, there were a few notable changes made during the annual period to the management or investment strategy of underlying funds in which the Funds invest. Loomis, Sayles & Company, L.P. took over subadvisory duties on what was known as the Variable Portfolio — American Century Growth Fund and what has been re-named the Variable Portfolio — Loomis Sayles Growth Fund. We believe the stock-picking expertise of the team at Loomis Sayles, led by Aziz Hamzaogularri, makes their strategy a good fit for the Funds. Similarly, the Variable Portfolio — PIMCO Mortgage-Backed Securities Fund was re-named the Variable Portfolio —TCW Core Plus Bond Fund, as TCW Investment Management Company was brought on to run the underlying fund. With the change in subadvisor and strategy given changes in market conditions, the benchmark of Variable Portfolio — TCW Core Plus Bond Fund was changed to the broader Barclays U.S. Aggregate Bond Index. Also, within the Variable Portfolio — Partners Small Cap Value Fund, we terminated Turner Investments, L.P. as a subadvisor and added Segall Bryant & Hamill, LLC and Snow Capital Management L.P., due primarily to investment performance.

Some of the most material changes in allocation amongst the underlying funds were, within U.S. equities, building positions in two strongly performing large-cap core funds, namely Columbia Variable Portfolio — Contrarian Core Fund and Columbia Variable Portfolio — Large Core Quantitative Fund. To fund these

Annual Report 2014	19

Portfolio Navigator Funds

Manager Discussion of Fund Performance (continued)

increased positions, we reduced allocations to each of the small-cap and mid-cap U.S. equity underlying funds. In international equities, we similarly trimmed exposure to small-cap strategies in favor of larger-cap strategies. More specifically, we increased allocations to Variable Portfolio — Pyrford International Equity Fund and Variable Portfolio — Invesco International Growth Fund. Within fixed income, we trimmed exposure to areas of the bond market that we felt were fully valued, increasing exposure to core bond funds with the proceeds. We reduced allocations to Variable Portfolio — Blackrock Global Inflation-Protected Securities Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Columbia Variable Portfolio — Limited Duration Credit Fund, Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Strategic Income Fund. We increased allocations to Variable Portfolio — TCW Core Plus Bond Fund and Columbia Variable Portfolio — Diversified Bond Fund. We also reduced allocations to two underlying funds focused on commodity-driven investing strategies. For those Funds that have an allocation to cash, we invested the proceeds in short-duration government securities and short-duration corporate bonds, which we believe may provide a better return than cash for only a modest increase in risk.

Derivative Positions

During the annual period, the Funds did not directly invest in derivatives. However, they may invest in derivatives in the future if we believe it may enable the Funds to better achieve their investment objectives. Some of the underlying funds used derivatives during the annual period in an attempt to enhance portfolio return, hedge different investment exposures, and/or more effectively deploy capital across the underlying strategy itself.

Looking Ahead

The Funds seek to deliver strong risk-adjusted returns over time, with broad diversification across asset classes. The Funds’ management team does not seek to make tactical changes to the Funds’ sector allocations throughout the year. Rather, the team relies on a broadly diversified strategic asset allocation, along with a strong line-up of investment managers with proven track records in their respective asset classes, to strive to deliver strong investment returns above the blended benchmarks. With the help of our independent investment consultant, Morningstar Associates, we regularly monitor the individual management teams responsible for managing the underlying funds. We use the information gathered through these processes, as well as other related due diligence and investment research activities, to determine if any changes should be made to the Funds going forward.

20	Annual Report 2014

Portfolio Navigator Funds

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Annual Report 2014	21

Portfolio Navigator Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual

Variable Portfolio — Conservative Portfolio
Class 2	1,000.00	1,000.00	1,009.70	1,023.79	1.42	1.43	0.28	4.46	4.49	0.88
Class 4	1,000.00	1,000.00	1,009.70	1,023.79	1.42	1.43	0.28	4.46	4.49	0.88

Variable Portfolio — Moderately Conservative Portfolio
Class 2	1,000.00	1,000.00	1,009.00	1,023.79	1.42	1.43	0.28	4.81	4.85	0.95
Class 4	1,000.00	1,000.00	1,009.80	1,023.79	1.42	1.43	0.28	4.81	4.85	0.95

Variable Portfolio — Moderate Portfolio
Class 2	1,000.00	1,000.00	1,007.00	1,023.84	1.37	1.38	0.27	4.96	5.00	0.98
Class 4	1,000.00	1,000.00	1,007.00	1,023.84	1.37	1.38	0.27	4.96	5.00	0.98

Variable Portfolio — Moderately Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,006.70	1,023.84	1.37	1.38	0.27	5.16	5.20	1.02
Class 4	1,000.00	1,000.00	1,006.60	1,023.84	1.37	1.38	0.27	5.16	5.20	1.02

Variable Portfolio — Aggressive Portfolio
Class 2	1,000.00	1,000.00	1,006.30	1,023.79	1.42	1.43	0.28	5.46	5.51	1.08
Class 4	1,000.00	1,000.00	1,005.70	1,023.79	1.42	1.43	0.28	5.46	5.51	1.08

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

22	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Conservative Portfolio

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 20.2%
	Shares	Value ($)
Global Real Estate 0.2%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	260,421	2,932,334

International 5.5%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	336,363	4,174,266

Variable Portfolio — DFA International Value Fund, Class 1(a)	1,246,931	12,506,724

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	2,121,422	26,432,918

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	195,267	2,376,399

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	2,253,278	24,763,523

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	2,195,474	22,481,650

Total		92,735,480

U.S. Large Cap 12.5%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	1,882,341	30,475,098

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	1,185,857	23,705,275

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	565,531	6,695,889

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	515,679	18,497,417

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	302,806	5,456,564

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	856,002	15,921,644

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	705,188	13,229,325

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	1,489,575	27,929,538

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	1,143,793	21,377,495

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	936,798	18,305,030

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	1,822,559	28,067,401

Total		209,660,676

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.1%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	53,584	1,040,064

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	192,985	3,560,563

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	446,070	8,430,731

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	335,035	6,275,202

Total		19,306,560

U.S. Small Cap 0.9%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	61,945	1,169,533

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	104,378	1,904,899

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	541,576	12,412,918

Total		15,487,350

Total Equity Funds
(Cost: $279,751,140)		340,122,400

Fixed-Income Funds 72.2%
Emerging Markets 0.2%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	378,151	3,407,144

Floating Rate 0.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	849,978	8,091,791

Global Bond 0.1%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	138,485	1,420,850

High Yield 0.8%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	1,414,707	12,817,248

Inflation Protected Securities 2.2%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)(b)	3,971,375	37,688,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2014

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 67.0%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	15,240,753	152,712,341

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	8,070,374	82,479,222

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	10,942,093	110,733,984

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	9,561,374	101,541,786

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	18,788,564	207,613,634

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	16,432,627	179,772,937

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	11,570,200	121,139,998

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	16,841,985	171,451,408

Total		1,127,445,310

Multisector 1.4%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	2,617,833	22,801,327

Total Fixed-Income Funds
(Cost: $1,209,474,839)		1,213,672,020

Alternative Investment Funds 1.9%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	173,131	1,270,778

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	2,676,757	25,830,709

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	355,758	3,909,785

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	103,454	739,695

Total Alternative Investment Funds
(Cost: $32,479,879)		31,750,967

Money Market Funds 5.7%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	96,010,205	96,010,205

Total Money Market Funds
(Cost: $96,010,205)		96,010,205

Total Investments
(Cost: $1,617,716,063)		1,681,555,592

Other Assets & Liabilities, Net		(59,522)

Net Assets		1,681,496,070

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	1,935	(1,935)	—	—	—	—	—

Columbia Variable Portfolio — Cash Management Fund, Class 1	157,570,326	2,010,635	(63,570,756)	—	96,010,205	—	10,618	96,010,205

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	4,000,000	—	(2,335,129)	(4,521)	1,660,350	—	—	1,270,778

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	19,695,081	16,361,789	(17,000,000)	5,671,857	24,728,727	—	—	30,475,098

Columbia Variable Portfolio — Core Bond Fund, Class 1	195,095,065	2,043,177	(49,966,623)	821,144	147,992,763	—	2,043,176	152,712,341

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	88,838,800	30,593,632	(32,424,246)	(2,771,745)	84,236,441	411,078	2,373,613	82,479,222

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	25,960,123	—	(14,126,968)	4,959,249	16,792,404	—	—	23,705,275

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	3,108,388	9,189,952	(8,730,268)	64,282	3,632,354	20,211	169,740	3,407,144

Columbia Variable Portfolio — Global Bond Fund, Class 1	6,337,474	38,218,334	(43,000,919)	(100,803)	1,454,086	218,334	—	1,420,850

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	16,151,476	10,000,000	(14,231,973)	665,463	12,584,966	—	—	12,817,248

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	16,956,663	—	(15,064,455)	3,131,368	5,023,576	—	—	6,695,889

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	6,271,825	16,361,788	(9,000,000)	1,566,727	15,200,340	—	—	18,497,417

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	182,499,270	6,054,277	(76,025,934)	1,288,684	113,816,297	2,777,757	2,673,538	110,733,984

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	4,252,379	1,000,001	(4,791,234)	520,512	981,658	—	—	1,040,064

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	3,224,994	5,000,000	(5,159,077)	186,414	3,252,331	—	—	3,560,563

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	32,524,224	—	(6,000,000)	(226,838)	26,297,386	—	—	25,830,709

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	5,975,517	—	(2,000,000)	399,778	4,375,295	—	—	5,456,564

Columbia Variable Portfolio — Strategic Income Fund, Class 1	42,349,424	2,437,799	(23,265,774)	1,442,501	22,963,950	443,250	1,391,568	22,801,327

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	197,570,311	3,575,237	(101,632,857)	393,544	99,906,235	—	2,369,275	101,541,786

Variable Portfolio — American Century Diversified Bond Fund, Class 1	289,521,898	11,094,164	(97,361,355)	3,958,321	207,213,028	191,308	3,490,932	207,613,634

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	6,489,527	444,506	(3,243,228)	(106,988)	3,583,817	354,407	90,099	3,909,785

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	76,347,263	12,000,000	(51,250,451)	(1,765,696)	35,331,116	—	—	37,688,350

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	3,777,994	3,465,456	(3,264,752)	661,424	4,640,122	344,803	120,652	4,174,266

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	5,155,182	6,000,000	(10,254,862)	186,825	1,087,145	—	—	1,169,533

Variable Portfolio — DFA International Value Fund, Class 1	3,926,334	10,730,285	(1,418,126)	219,737	13,458,230	370,412	239,277	12,506,724

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	17,653,503	9,959,371	(18,910,957)	(221,702)	8,480,215	166,147	793,223	8,091,791

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	3,520,753	4,000,000	(6,726,430)	144,003	938,326	—	—	739,695

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	23,199,925	—	(19,249,726)	6,876,931	10,827,130	—	—	15,921,644

Variable Portfolio — Invesco International Growth Fund, Class 1	19,356,611	12,288,151	(5,523,276)	869,681	26,991,167	1,753,889	413,666	26,432,918

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	285,815,138	10,015,880	(121,029,022)	5,166,678	179,968,674	209,091	4,394,864	179,772,937

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	8,028,214	10,000,000	(10,565,094)	192,542	7,655,662	—	—	8,430,731

Variable Portfolio — Loomis Sayles Growth Fund, Class 1	11,210,703	—	—	—	11,210,703	—	—	13,229,325

Variable Portfolio — MFS Value Fund, Class 1	24,891,827	4,000,000	(15,182,864)	6,280,183	19,989,146	—	—	27,929,538

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	5,563,991	162,476	(4,270,326)	855,100	2,311,241	111,949	50,527	2,376,399

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	2,786,574	2,502,434	(2,270,326)	18,541	3,037,223	437,515	64,919	2,932,334

Variable Portfolio — NFJ Dividend Value Fund, Class 1	23,345,580	—	(14,809,909)	4,643,301	13,178,972	—	—	21,377,495

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	16,422,673	1,000,000	(6,995,055)	2,521,129	12,948,747	—	—	18,305,030

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	5,208,130	1,000,000	(4,786,261)	376,640	1,798,509	—	—	1,904,899

Variable Portfolio — Partners Small Cap Value Fund, Class 1	17,607,020	—	(13,814,035)	5,661,638	9,454,623	—	—	12,412,918

Variable Portfolio — Pyramis® International Equity Fund, Class 1	20,941,237	6,358,328	(3,939,034)	935,330	24,295,861	1,848,381	389,351	24,763,523

Variable Portfolio — Pyrford International Equity Fund, Class 1	20,264,389	6,502,602	(5,252,010)	224,389	21,739,370	8,452	494,152	22,481,650

Variable Portfolio — Sit Dividend Growth Fund, Class 1	24,008,180	361,788	(7,000,000)	1,966,454	19,336,422	—	—	28,067,401

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio —TCW Core Plus Bond Fund, Class 1	39,898,392	93,432,867	(13,907,218)	(463,266)	118,960,775	—	732,867	121,139,998

Variable Portfolio —Victory Established Value Fund, Class 1	15,203,349	5,000,000	(15,933,229)	1,166,416	5,436,536	—	—	6,275,202

Variable Portfolio —Wells Fargo Short Duration Government Fund, Class 1	211,037,414	2,345,374	(40,964,073)	515,224	172,933,939	—	777,624	171,451,408

Total	2,189,563,141	355,512,238	(986,249,767)	58,890,451	1,617,716,063	9,666,984	23,083,681	1,681,555,592

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2014

Fair Value Measurements (continued)

information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	340,122,400	—	—	340,122,400

Fixed-Income Funds	1,213,672,020	—	—	1,213,672,020

Alternative Investment Funds	31,750,967	—	—	31,750,967

Money Market Funds	96,010,205	—	—	96,010,205

Total Mutual Funds	1,681,555,592	—	—	1,681,555,592

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 34.5%
	Shares	Value ($)
Global Real Estate 0.2%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	954,409	10,746,643

International 9.2%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	2,045,946	31,446,183

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	2,164,977	26,867,367

Variable Portfolio — DFA International Value Fund, Class 1(a)	6,138,532	61,569,476

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	9,335,378	116,318,814

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	646,618	7,869,346

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	8,568,988	94,173,172

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	8,505,235	87,093,610

Total		425,337,968

U.S. Large Cap 21.3%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	7,136,662	115,542,564

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	7,313,000	146,186,869

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	3,876,988	45,903,531

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	1,803,882	64,705,238

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	2,290,142	41,268,367

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	4,182,470	77,793,949

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	4,815,687	90,342,285

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	6,838,841	128,228,258

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	5,628,729	105,200,950

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	3,950,556	77,193,872

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	6,328,276	97,455,442

Total		989,821,325

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.8%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	153,225	2,974,105

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	1,041,111	19,208,500

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	1,408,562	26,621,830

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	1,780,431	33,347,463

Total		82,151,898

U.S. Small Cap 2.0%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	608,157	11,482,000

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	1,469,532	26,818,965

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	2,365,769	54,223,412

Total		92,524,377

Total Equity Funds
(Cost: $1,166,247,170)		1,600,582,211

Fixed-Income Funds 63.5%
Emerging Markets 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	1,295,358	11,671,170

Floating Rate 0.7%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	3,356,074	31,949,826

Global Bond 0.5%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	2,334,511	23,952,087

High Yield 0.8%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	3,889,376	35,237,749

Inflation Protected Securities 3.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)(b)	14,890,030	141,306,384

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2014

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 56.7%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	30,282,172	303,427,368

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	20,124,062	205,667,912

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	32,304,773	326,924,299

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	21,574,393	229,120,051

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	42,339,381	467,850,166

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	38,669,028	423,039,165

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	32,755,500	342,950,089

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	32,597,142	331,838,901

Total		2,630,817,951

Multisector 1.5%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	7,977,828	69,486,878

Total Fixed-Income Funds
(Cost: $2,918,183,974)		2,944,422,045

Alternative Investment Funds 1.9%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	311,356	2,285,353

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	5,498,897	53,064,357

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	2,804,927	30,826,145

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	350,943	2,509,246

Total Alternative Investment Funds
(Cost: $88,733,531)		88,685,101

Money Market Funds 0.1%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	3,976,003	3,976,003

Total Money Market Funds
(Cost: $3,976,003)		3,976,003

Total Investments
(Cost: $4,177,140,678)		4,637,665,360

Other Assets & Liabilities, Net		(96,920)

Net Assets		4,637,568,440

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	376	2,037	(2,413)	—	—	—	—	—

Columbia Variable Portfolio — Cash Management Fund, Class 1	94,869,775	2,003,183	(92,896,955)	—	3,976,003	—	3,159	3,976,003

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	10,000,000	—	(6,472,242)	(569,877)	2,957,881	—	—	2,285,353

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	69,654,420	32,020,216	(26,000,000)	9,175,624	84,850,260	—	—	115,542,564

Columbia Variable Portfolio — Core Bond Fund, Class 1	357,741,059	3,951,880	(68,429,195)	452,929	293,716,673	—	3,951,879	303,427,368

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	228,073,009	6,859,684	(17,255,037)	(1,589,892)	216,087,764	1,004,275	5,798,803	205,667,912

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	111,694,650	—	(35,832,295)	14,564,481	90,426,836	—	—	146,186,869

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	24,669,296	5,930,572	(17,550,800)	(590,441)	12,458,627	86,617	843,955	11,671,170

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	29,653,351	200,011	—	—	29,853,362	100,470	99,542	31,446,183

Columbia Variable Portfolio — Global Bond Fund, Class 1	50,343,774	24,154,970	(48,751,193)	(458,676)	25,288,875	1,154,969	—	23,952,087

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	59,727,810	—	(25,754,001)	(864,408)	33,109,401	—	—	35,237,749

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	67,588,609	—	(44,055,945)	9,421,296	32,953,960	—	—	45,903,531

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	19,503,303	37,020,217	(5,000,000)	742,138	52,265,658	—	—	64,705,238

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	425,781,113	14,320,033	(113,950,292)	5,094,877	331,245,731	7,282,482	7,009,248	326,924,299

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	13,550,153	7,000,000	(21,012,026)	3,268,963	2,807,090	—	—	2,974,105

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	15,396,715	20,000,000	(19,889,661)	1,947,721	17,454,775	—	—	19,208,500

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	59,601,634	—	(5,000,001)	(341,880)	54,259,753	—	—	53,064,357

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	26,398,858	—	—	—	26,398,858	—	—	41,268,367

Columbia Variable Portfolio — Strategic Income Fund, Class 1	113,407,651	5,063,977	(48,214,401)	2,921,726	73,178,953	1,216,504	3,819,170	69,486,878

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	286,693,631	14,920,954	(77,832,346)	665,118	224,447,357	—	4,864,349	229,120,051

Variable Portfolio — American Century Diversified Bond Fund, Class 1	493,166,104	41,915,962	(86,940,474)	4,879,747	453,021,339	408,327	7,451,028	467,850,166

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	32,695,770	2,464,401	(6,466,988)	(67,045)	28,626,138	1,964,881	499,520	30,826,145

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	276,214,097	4,000,000	(136,735,072)	(5,171,199)	138,307,826	—	—	141,306,384

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	28,973,975	2,682,853	(9,580,771)	1,959,836	24,035,893	1,953,666	729,187	26,867,367

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	35,424,240	5,000,000	(31,280,923)	1,788,481	10,931,798	—	—	11,482,000

Variable Portfolio — DFA International Value Fund, Class 1	42,506,616	21,154,520	(9,247,592)	2,233,727	56,647,271	1,920,522	1,225,912	61,569,476

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	55,841,649	6,418,247	(28,806,161)	(377,649)	33,076,086	418,801	1,999,445	31,949,826

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	12,231,130	4,000,000	(13,800,993)	459,622	2,889,759	—	—	2,509,246

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	76,490,002	—	(53,334,365)	23,386,221	46,541,858	—	—	77,793,949

Variable Portfolio — Invesco International Growth Fund, Class 1	92,015,952	22,682,240	(18,513,141)	5,752,139	101,937,190	7,778,937	1,899,259	116,318,814

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	472,391,522	41,975,355	(107,499,918)	6,837,235	413,704,194	450,466	9,468,283	423,039,165

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	47,034,471	8,000,000	(45,330,832)	13,993,875	23,697,514	—	—	26,621,830

Variable Portfolio — Loomis Sayles Growth Fund, Class 1	61,334,968	—	(1,506,796)	642,273	60,470,445	—	—	90,342,285

Variable Portfolio — MFS Value Fund, Class 1	95,415,427	—	(46,837,473)	21,648,711	70,226,665	—	—	128,228,258

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	22,189,595	633,770	(18,970,028)	3,576,677	7,430,014	444,955	188,815	7,869,346

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	15,015,555	7,352,036	(11,514,240)	314,145	11,167,496	2,048,132	303,904	10,746,643

Variable Portfolio — NFJ Dividend Value Fund, Class 1	77,593,518	—	(35,662,896)	15,984,875	57,915,497	—	—	105,200,950

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	61,551,871	3,000,000	(24,885,682)	8,232,235	47,898,424	—	—	77,193,872

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	22,849,756	—	(11,944,668)	5,389,255	16,294,343	—	—	26,818,965

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Partners Small Cap Value Fund, Class 1	57,048,022	—	(42,407,329)	18,660,512	33,301,205	—	—	54,223,412

Variable Portfolio — Pyramis® International Equity Fund, Class 1	76,058,194	20,549,868	(11,862,087)	3,430,705	88,176,680	7,009,887	1,531,895	94,173,172

Variable Portfolio — Pyrford International Equity Fund, Class 1	78,077,096	17,349,810	(11,036,560)	288,394	84,678,740	36,778	2,013,031	87,093,610

Variable Portfolio — Sit Dividend Growth Fund, Class 1	72,920,320	20,217	(22,000,000)	8,743,308	59,683,845	—	—	97,455,442

Variable Portfolio — TCW Core Plus Bond Fund, Class 1	216,867,975	133,022,905	(10,942,450)	3,200	338,951,630	—	2,022,905	342,950,089

Variable Portfolio — Victory Established Value Fund, Class 1	55,956,963	—	(39,515,995)	11,760,525	28,201,493	—	—	33,347,463

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	394,339,986	4,556,202	(68,204,182)	897,512	331,589,518	—	1,515,769	331,838,901

Total	5,036,553,961	520,226,120	(1,578,726,419)	199,087,016	4,177,140,678	35,280,669	57,239,058	4,637,665,360

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	1,600,582,211	—	—	1,600,582,211

Fixed-Income Funds	2,944,422,045	—	—	2,944,422,045

Alternative Investment Funds	88,685,101	—	—	88,685,101

Money Market Funds	3,976,003	—	—	3,976,003

Total Mutual Funds	4,637,665,360	—	—	4,637,665,360

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Moderate Portfolio

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 50.6%
	Shares	Value ($)
Global Real Estate 0.5%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	10,027,912	112,914,290

International 13.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	18,112,592	278,390,545

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	18,119,139	224,858,515

Variable Portfolio — DFA International Value Fund, Class 1(a)	51,664,418	518,194,118

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	66,008,180	822,461,918

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	6,888,437	83,832,279

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	49,177,552	540,461,293

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	51,185,263	524,137,092

Total		2,992,335,760

U.S. Large Cap 30.0%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	55,268,074	894,790,115

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	40,193,047	803,459,012

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	31,186,563	369,248,909

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	11,275,427	404,449,559

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	15,061,582	271,409,708

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	30,291,229	563,416,852

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	25,087,936	470,649,673

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	46,124,175	864,828,280

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	42,487,886	794,098,598

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	28,967,474	566,024,441

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	41,311,587	636,198,449

Total		6,638,573,596

U.S. Mid Cap 3.4%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	2,083,658	40,443,795

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	7,911,317	145,963,805

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	12,426,261	234,856,336

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	18,004,485	337,223,992

Total		758,487,928

U.S. Small Cap 3.2%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	4,061,367	76,678,615

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	7,735,903	141,180,223

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	20,974,475	480,734,971

Total		698,593,809

Total Equity Funds (Cost: $7,620,734,933)		11,200,905,383

Fixed-Income Funds 47.4%
Emerging Markets 0.5%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	12,632,645	113,820,135

Floating Rate 1.0%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	23,463,583	223,373,306

Global Bond 0.4%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	9,251,314	94,918,482

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	35

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2014

Fixed-Income Funds (continued)
	Shares	Value ($)
High Yield 1.5%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	36,194,513	327,922,286

Inflation Protected Securities 2.6%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)(b)	60,241,580	571,692,591

Investment Grade 39.8%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	98,456,638	986,535,511

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	81,405,118	831,960,307

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	111,357,467	1,126,937,571

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	68,388,109	726,281,714

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	139,705,101	1,543,741,372

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	128,995,627	1,411,212,162

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	104,029,734	1,089,191,313

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	107,134,696	1,090,631,201

Total		8,806,491,151

Fixed-Income Funds (continued)
	Shares	Value ($)
Multisector 1.6%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	42,175,688	367,350,240

Total Fixed-Income Funds
(Cost: $10,402,167,666)		10,505,568,191

Alternative Investment Funds 2.0%
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	5,023,297	36,871,000

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	18,450,180	178,044,234

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	17,988,115	197,689,388

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	4,311,729	30,828,860

Total Alternative Investment Funds
(Cost: $453,765,541)		443,433,482

Money Market Funds —%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	17,039	17,039

Total Money Market Funds
(Cost: $17,039)		17,039

Total Investments
(Cost: $18,476,685,179)		22,149,924,095

Other Assets & Liabilities, Net		(289,200)

Net Assets		22,149,634,895

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,338	2,091	(3,429)	—	—	—	—	—

Columbia Variable Portfolio — Cash Management Fund, Class 1	17,040	—	(1)	—	17,039	—	2	17,039

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	64,000,000	—	(14,125,684)	(1,634,980)	48,239,336	—	—	36,871,000

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	472,584,674	169,051,677	—	—	641,636,351	—	—	894,790,115

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Core Bond Fund, Class 1	1,090,630,576	12,336,639	(143,825,536)	(1,168,062)	957,973,617	—	12,336,640	986,535,511

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	878,551,295	43,846,691	(50,000,611)	(5,011,740)	867,385,635	3,958,039	22,854,199	831,960,307

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	531,401,697	—	(139,052,936)	54,620,559	446,969,320	—	—	803,459,012

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	176,020,690	8,356,661	(59,152,721)	(1,332,893)	123,891,737	735,011	7,621,650	113,820,135

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	249,665,231	10,770,684	—	—	260,435,915	889,451	881,232	278,390,545

Columbia Variable Portfolio — Global Bond Fund, Class 1	264,942,988	5,536,823	(149,419,010)	(13,420,731)	107,640,070	5,536,823	—	94,918,482

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	409,720,089	—	(50,632,664)	(8,343,085)	350,744,340	—	—	327,922,286

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	361,527,876	—	(124,807,470)	27,743,774	264,464,180	—	—	369,248,909

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	152,831,902	169,051,678	—	—	321,883,580	—	—	404,449,559

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	1,381,879,104	54,865,722	(312,484,629)	14,160,141	1,138,420,338	24,390,418	23,475,304	1,126,937,571

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	58,711,591	12,000,000	(57,469,420)	16,840,022	30,082,193	—	—	40,443,795

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	124,235,346	—	(83,056,025)	37,244,745	78,424,066	—	—	145,963,805

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	171,297,218	11,000,000	—	—	182,297,218	—	—	178,044,234

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	150,152,972	6,000,000	(1,970,782)	661,102	154,843,292	—	—	271,409,708

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	37

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Strategic Income Fund, Class 1	507,082,780	55,138,454	(216,768,032)	18,403,163	363,856,365	6,067,882	19,049,902	367,350,240

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	744,310,989	45,924,077	(81,408,342)	648,828	709,475,552	—	13,910,296	726,281,714

Variable Portfolio — American Century Diversified Bond Fund, Class 1	1,567,918,997	84,087,193	(190,755,370)	12,395,739	1,473,646,559	1,301,597	23,751,144	1,543,741,372

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	196,129,631	15,479,150	(28,637,809)	(152,690)	182,818,282	12,341,617	3,137,534	197,689,388

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	945,219,134	—	(366,725,672)	(13,029,923)	565,463,539	—	—	571,692,591

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	211,528,843	22,137,942	(55,149,021)	15,274,333	193,792,097	16,038,424	6,099,518	224,858,515

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	103,392,739	—	(114,287,300)	54,705,759	43,811,198	—	—	76,678,615

Variable Portfolio — DFA International Value Fund, Class 1	355,121,667	158,514,669	(12,409,771)	2,792,041	504,018,606	18,890,446	11,606,998	518,194,118

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	332,701,399	16,098,732	(120,247,029)	3,039,604	231,592,706	2,788,040	13,310,691	223,373,306

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	101,317,222	—	(56,333,162)	(4,573,355)	40,410,705	—	—	30,828,860

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	398,062,918	—	(150,707,591)	61,508,522	308,863,849	—	—	563,416,852

Variable Portfolio — Invesco International Growth Fund, Class 1	562,036,042	175,492,799	(42,790,724)	13,095,438	707,833,555	54,454,345	13,021,229	822,461,918

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	1,526,374,798	40,896,735	(233,723,047)	17,433,400	1,350,981,886	1,401,629	29,460,656	1,411,212,162

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	212,334,927	—	(155,946,373)	70,979,140	127,367,694	—	—	234,856,336

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	242,486,656	—	(5,912,347)	2,538,849	239,113,158	—	—	470,649,673

Variable Portfolio — MFS Value Fund, Class 1	530,690,715	—	(156,108,725)	69,691,846	444,273,836	—	—	864,828,280

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	112,427,043	6,030,935	(54,656,606)	15,531,157	79,332,529	4,488,954	1,541,982	83,832,279

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	126,487,976	21,179,743	(47,706,652)	9,507,901	109,468,968	18,443,133	2,736,609	112,914,290

Variable Portfolio — NFJ Dividend Value Fund, Class 1	482,633,174	—	(121,074,960)	52,796,664	414,354,878	—	—	794,098,598

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	314,299,021	14,000,000	(16,096,466)	7,890,115	320,092,670	—	—	566,024,441

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	108,490,604	—	(53,415,792)	24,747,773	79,822,585	—	—	141,180,223

Variable Portfolio — Partners Small Cap Value Fund, Class 1	377,043,371	—	(175,576,918)	74,751,800	276,218,253	—	—	480,734,971

Variable Portfolio — Pyramis® International Equity Fund, Class 1	379,756,813	152,587,038	(32,014,873)	7,433,330	507,762,308	41,084,792	8,485,020	540,461,293

Variable Portfolio — Pyrford International Equity Fund, Class 1	384,491,113	147,952,430	(16,843,683)	504,405	516,104,265	217,107	11,735,322	524,137,092

Variable Portfolio — Sit Dividend Growth Fund, Class 1	366,549,128	18,017,226	(1,970,783)	712,078	383,307,649	—	—	636,198,449

Variable Portfolio — TCW Core Plus Bond Fund, Class 1	695,516,259	394,709,219	(19,051,076)	123,076	1,071,297,478	—	6,409,219	1,089,191,313

Variable Portfolio — Victory Established Value Fund, Class 1	239,082,027	—	(135,792,207)	63,168,118	166,457,938	—	—	337,223,992

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	1,135,780,612	5,016,672	(51,663,224)	663,784	1,089,797,844	—	4,982,219	1,090,631,201

Total	19,797,438,225	1,876,081,680	(3,899,774,473)	702,939,747	18,476,685,179	213,027,708	236,407,366	22,149,924,095

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	39

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	11,200,905,383	—	—	11,200,905,383

Fixed-Income Funds	10,505,568,191	—	—	10,505,568,191

Alternative Investment Funds	443,433,482	—	—	443,433,482

Money Market Funds	17,039	—	—	17,039

Total Mutual Funds	22,149,924,095	—	—	22,149,924,095

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	41

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 64.9%
	Shares	Value ($)
Global Real Estate 0.5%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	5,445,520	61,316,552

International 16.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	12,028,046	184,871,071

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	10,786,005	133,854,318

Variable Portfolio — DFA International Value Fund, Class 1(a)	39,264,544	393,823,375

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	45,366,590	565,267,711

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	1,249,480	15,206,171

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	33,423,634	367,325,739

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	19,645,374	201,168,628

Total		1,861,517,013

U.S. Large Cap 41.3%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	40,508,461	655,831,992

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	27,355,767	546,841,774

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	16,688,888	197,596,434

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	8,574,952	307,583,516

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	12,134,573	218,665,002

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	18,964,207	352,734,248

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	20,488,310	384,360,690

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	31,161,560	584,279,248

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	27,850,652	520,528,692

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	22,245,683	434,680,652

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	29,065,137	447,603,117

Total		4,650,705,365

U.S. Mid Cap 2.8%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	625,590	12,142,710

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	3,186,050	58,782,629

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	5,468,053	103,346,206

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	7,527,823	140,996,118

Total		315,267,663

U.S. Small Cap 3.8%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	1,687,477	31,859,576

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	5,394,330	98,446,516

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	12,855,483	294,647,664

Total		424,953,756

Total Equity Funds (Cost: $4,990,796,318)		7,313,760,349

Fixed-Income Funds 33.1%
Emerging Markets 0.4%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	5,611,448	50,559,141

Floating Rate 0.9%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	10,414,877	99,149,629

Global Bond 0.4%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	4,724,700	48,475,421

High Yield 1.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	16,251,294	147,236,724

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2014

Fixed-Income Funds (continued)
	Shares	Value ($)
Inflation Protected Securities 1.6%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)(b)	18,512,327	175,681,985

Investment Grade 26.6%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	5,877,150	58,889,040

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	41,514,156	424,274,672

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	42,010,206	425,143,288

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	29,740,007	315,838,874

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	44,719,472	494,150,169

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	41,641,276	455,555,560

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	32,425,979	339,499,996

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	47,386,208	482,391,598

Total		2,995,743,197

Multisector 1.9%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	23,959,292	208,685,432

Total Fixed-Income Funds
(Cost: $3,732,584,570)		3,725,531,529

Alternative Investment Funds 2.0%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	2,497,603	18,332,406

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	6,728,033	64,925,516

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	12,019,876	132,098,441

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	1,259,337	9,004,260

Total Alternative Investment Funds
(Cost: $223,946,044)		224,360,623

Money Market Funds —%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	997	997

Total Money Market Funds
(Cost: $997)		997

Total Investments
(Cost: $8,947,327,929)		11,263,653,498

Other Assets & Liabilities, Net		(180,711)

Net Assets		11,263,472,787

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	768	2,044	(2,812)	—	—	—	—	—

Columbia Variable Portfolio — Cash Management Fund, Class 1	998	—	(1)	—	997	—	—	997

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	36,000,000	1,000,000	(11,819,545)	(1,234,793)	23,945,662	—	—	18,332,406

Columbia Variable Portfolio —Contrarian Core Fund, Class 1	372,528,395	97,000,001	—	—	469,528,396	—	—	655,831,992

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	43

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Core Bond Fund, Class 1	140,404,793	1,083,090	(84,135,411)	(446,272)	56,906,200	—	1,083,090	58,889,040

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	478,227,086	19,653,661	(54,569,169)	(3,835,687)	439,475,891	2,015,562	11,638,100	424,274,672

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	389,600,946	—	(137,000,690)	54,915,337	307,515,593	—	—	546,841,774

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	83,603,466	3,798,972	(31,036,178)	(608,831)	55,757,429	335,933	3,463,038	50,559,141

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	181,414,469	1,175,859	(9,000,000)	797,255	174,387,583	590,658	585,201	184,871,071

Columbia Variable Portfolio — Global Bond Fund, Class 1	110,922,406	30,318,782	(81,219,150)	(8,169,337)	51,852,701	3,318,782	—	48,475,421

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	191,646,238	3,000,000	(33,980,550)	(4,745,906)	155,919,782	—	—	147,236,724

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	275,826,341	—	(168,325,632)	36,137,980	143,638,689	—	—	197,596,434

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	142,613,106	99,000,000	—	—	241,613,106	—	—	307,583,516

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	574,528,344	19,187,845	(169,047,598)	7,238,404	431,906,995	9,777,343	9,410,503	425,143,288

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	54,550,078	—	(62,959,897)	18,526,407	10,116,588	—	—	12,142,710

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	91,109,626	—	(110,908,710)	52,110,106	32,311,022	—	—	58,782,629

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	66,863,365	—	—	—	66,863,365	—	—	64,925,516

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	129,338,946	2,000,000	(7,830,156)	2,552,898	126,061,688	—	—	218,665,002

Columbia Variable Portfolio — Strategic Income Fund, Class 1	240,114,796	10,019,308	(47,847,288)	4,561,044	206,847,860	2,420,436	7,598,873	208,685,432

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	350,563,094	28,286,646	(69,970,103)	394,577	309,274,214	—	6,286,645	315,838,874

Variable Portfolio — American Century Diversified Bond Fund, Class 1	528,173,170	44,761,735	(95,875,860)	5,361,226	482,420,271	403,255	7,358,480	494,150,169

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	142,748,636	10,919,586	(31,111,113)	(366,318)	122,190,791	8,706,250	2,213,336	132,098,441

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	375,661,621	12,000,001	(207,409,589)	(8,939,476)	171,312,557	—	—	175,681,985

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	122,258,672	36,824,515	(48,216,542)	14,010,110	124,876,755	9,569,815	3,254,700	133,854,318

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	129,968,125	—	(202,586,051)	92,950,214	20,332,288	—	—	31,859,576

Variable Portfolio — DFA International Value Fund, Class 1	366,017,088	50,081,071	(43,621,855)	9,007,063	381,483,367	16,685,928	10,395,142	393,823,375

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	172,832,542	8,298,804	(79,063,920)	1,231,962	103,299,388	1,437,219	6,861,586	99,149,629

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	76,927,048	7,999,999	(68,987,064)	(4,993,757)	10,946,226	—	—	9,004,260

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	289,902,476	—	(160,268,231)	68,902,394	198,536,639	—	—	352,734,248

Variable Portfolio — Invesco International Growth Fund, Class 1	460,652,915	62,683,262	(67,407,169)	19,672,918	475,601,926	41,660,970	10,022,291	565,267,711

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	518,985,844	27,009,044	(99,577,610)	5,904,218	452,321,496	454,567	9,554,477	455,555,560

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	149,520,780	—	(166,990,647)	75,793,939	58,324,072	—	—	103,346,206

Variable Portfolio — Loomis Sayles Growth Fund, Class 1	203,102,654	—	(8,490,467)	3,626,965	198,239,152	—	—	384,360,690

Variable Portfolio — MFS Value Fund, Class 1	394,395,138	—	(165,964,197)	76,515,114	304,946,055	—	—	584,279,248

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	66,411,429	23,506,487	(86,014,806)	13,526,409	17,429,519	1,939,620	566,867	15,206,171

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	99,386,008	14,974,595	(63,807,903)	11,229,887	61,782,587	13,039,745	1,934,850	61,316,552

Variable Portfolio — NFJ Dividend Value Fund, Class 1	351,661,907	—	(137,000,689)	62,498,594	277,159,812	—	—	520,528,692

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	262,816,769	—	(27,469,247)	13,566,786	248,914,308	—	—	434,680,652

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	116,386,108	—	(106,862,812)	48,282,562	57,805,858	—	—	98,446,516

Variable Portfolio — Partners Small Cap Value Fund, Class 1	283,750,217	—	(194,117,081)	82,557,402	172,190,538	—	—	294,647,664

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	45

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Pyramis® International Equity Fund, Class 1	351,938,296	44,366,851	(71,322,168)	18,100,998	343,083,977	32,268,136	7,098,714	367,325,739

Variable Portfolio — Pyrford International Equity Fund, Class 1	173,624,697	61,967,183	(37,763,238)	1,379,527	199,208,169	91,593	4,875,590	201,168,628

Variable Portfolio — Sit Dividend Growth Fund, Class 1	271,463,666	—	(2,830,157)	1,032,705	269,666,214	—	—	447,603,117

Variable Portfolio — TCW Core Plus Bond Fund, Class 1	235,877,104	111,914,674	(13,988,812)	94,893	333,897,859	—	1,914,674	339,499,996

Variable Portfolio — Victory Established Value Fund, Class 1	133,541,883	8,000,000	(124,191,752)	58,692,286	76,042,417	—	—	140,996,118

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	547,354,646	2,227,117	(69,089,922)	900,086	481,391,927	—	2,227,117	482,391,598

Total	10,735,216,700	843,061,132	(3,459,681,792)	828,731,889	8,947,327,929	144,715,812	108,343,274	11,263,653,498

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	7,313,760,349	—	—	7,313,760,349

Fixed-Income Funds	3,725,531,529	—	—	3,725,531,529

Alternative Investment Funds	224,360,623	—	—	224,360,623

Money Market Funds	997	—	—	997

Total Mutual Funds	11,263,653,498	—	—	11,263,653,498

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	47

Portfolio Navigator Funds

Portfolio of Investments

Variable Portfolio – Aggressive Portfolio

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 81.8%
	Shares	Value ($)
Global Real Estate 0.8%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	2,381,304	26,813,483

International 20.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	4,816,196	74,024,927

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	4,915,847	61,005,660

Variable Portfolio — DFA International Value Fund, Class 1(a)	15,892,852	159,405,309

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	16,606,448	206,916,337

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	839,819	10,220,592

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	11,433,011	125,648,791

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	3,534,101	36,189,198

Total		673,410,814

U.S. Large Cap 51.6%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	13,122,407	212,451,776

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	8,779,089	175,493,998

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	6,294,880	74,531,373

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	4,581,269	164,330,134

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	4,368,038	78,712,043

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	6,476,349	120,460,086

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	7,303,724	137,017,859

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	10,860,588	203,636,015

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	9,880,363	184,663,987

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	8,801,800	171,987,174

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	10,356,084	159,483,691

Total		1,682,768,136

Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 4.8%
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1(a)(b)	235,415	4,569,409

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	1,899,059	35,037,632

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	2,656,712	50,211,854

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	3,547,990	66,453,861

Total		156,272,756

U.S. Small Cap 4.0%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	1,748,004	33,002,312

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	1,533,700	27,990,027

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	3,012,917	69,056,065

Total		130,048,404

Total Equity Funds
(Cost: $1,876,666,022)		2,669,313,593

Fixed-Income Funds 16.1%
Emerging Markets 0.2%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	593,799	5,350,132

Floating Rate 0.6%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	1,998,968	19,030,174

Global Bond 0.4%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	1,306,753	13,407,288

High Yield 1.0%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	3,825,815	34,661,884

Inflation Protected Securities 0.7%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)(b)	2,562,325	24,316,462

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2014

Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 11.6%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	1,438,052	14,409,283

Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	7,433,269	75,968,007

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	4,502,695	45,567,275

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	2,620,555	27,830,294

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	5,745,233	63,484,823

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	4,250,991	46,505,844

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	5,835,160	61,094,127

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	4,284,395	43,615,141

Total		378,474,794

Multisector 1.6%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	5,870,553	51,132,516

Total Fixed-Income Funds
(Cost: $524,851,443)		526,373,250

Alternative Investment Funds 2.1%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	1,103,140	8,097,048

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	912,129	8,802,044

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	4,106,094	45,125,978

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1(a)(b)	741,175	5,299,399

Total Alternative Investment Funds
(Cost: $68,470,235)		67,324,469

Money Market Funds —%
Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(c)	993	993

Total Money Market Funds
(Cost: $993)		993

Total Investments
(Cost: $2,469,988,693)		3,263,012,305

Other Assets & Liabilities, Net		(75,844)

Net Assets		3,262,936,461

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	195	1,924	(2,119)	—	—	—	—	—

Columbia Variable Portfolio — Cash Management Fund, Class 1	994	—	(1)	—	993	—	—	993

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	11,000,000	2,999,999	(3,025,221)	(316,639)	10,658,139	—	—	8,097,048

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	126,226,848	29,484,109	—	—	155,710,957	—	—	212,451,776

Columbia Variable Portfolio — Core Bond Fund, Class 1	20,262,755	193,899	(6,754,959)	90,731	13,792,426	—	193,900	14,409,283

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	49

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	85,529,896	2,549,760	(10,591,177)	(771,152)	76,717,327	364,486	2,104,589	75,968,007

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	126,072,450	—	(41,074,280)	16,545,143	101,543,313	—	—	175,493,998

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	13,735,742	486,261	(7,162,802)	(826,846)	6,232,355	44,624	441,638	5,350,132

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	69,929,800	470,831	—	—	70,400,631	236,508	234,323	74,024,927

Columbia Variable Portfolio — Global Bond Fund, Class 1	29,611,433	754,579	(13,765,808)	(1,278,233)	15,321,971	754,579	—	13,407,288

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	38,147,690	3,000,001	(8,482,600)	(367,017)	32,298,074	—	—	34,661,884

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	95,204,162	—	(51,182,053)	11,063,775	55,085,884	—	—	74,531,373

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	58,371,574	78,484,109	—	—	136,855,683	—	—	164,330,134

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	76,963,007	2,346,088	(33,438,508)	993,893	46,864,480	1,195,471	1,150,618	45,567,275

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund, Class 1	20,214,703	—	(22,930,361)	6,626,185	3,910,527	—	—	4,569,409

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	35,929,031	4,000,000	(37,545,417)	18,513,053	20,896,667	—	—	35,037,632

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	9,131,253	—	—	—	9,131,253	—	—	8,802,044

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	47,871,790	—	(1,697,130)	554,900	46,729,560	—	—	78,712,043

Columbia Variable Portfolio — Strategic Income Fund, Class 1	64,644,306	2,473,019	(16,095,405)	1,503,856	52,525,776	577,933	1,814,400	51,132,516

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	37,535,063	9,593,179	(20,260,364)	48,308	26,916,186	—	512,494	27,830,294

Variable Portfolio — American Century Diversified Bond Fund, Class 1	77,154,133	5,074,574	(19,627,566)	(747,886)	61,853,255	51,637	942,252	63,484,823

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	46,124,466	3,574,270	(7,862,855)	(89,062)	41,746,819	2,849,788	724,484	45,125,978

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	37,820,916	7,000,000	(20,699,154)	(661,028)	23,460,734	—	—	24,316,462

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	55,539,828	7,838,136	(12,164,778)	3,321,798	54,534,984	4,298,918	1,539,218	61,005,660

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	46,419,199	—	(49,190,953)	22,650,936	19,879,182	—	—	33,002,312

Variable Portfolio — DFA International Value Fund, Class 1	124,391,342	43,001,267	(10,669,394)	2,173,993	158,897,208	6,777,108	4,062,789	159,405,309

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	38,295,573	1,833,354	(19,653,449)	(747,816)	19,727,662	317,507	1,515,847	19,030,174

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	30,604,030	—	(21,972,536)	(1,697,470)	6,934,024	—	—	5,299,399

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	99,288,135	—	(51,773,916)	22,093,642	69,607,861	—	—	120,460,086

Variable Portfolio — Invesco International Growth Fund, Class 1	154,974,386	37,999,814	(18,768,296)	5,187,616	179,393,520	15,246,211	3,592,234	206,916,337

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	66,648,351	16,097,608	(36,863,537)	(645,643)	45,236,779	46,184	970,739	46,505,844

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	64,284,323	—	(67,156,450)	30,251,727	27,379,600	—	—	50,211,854

Variable Portfolio — Loomis Sayles Growth Fund, Class 1	72,738,046	—	(3,749,469)	1,610,523	70,599,100	—	—	137,017,859

Variable Portfolio — MFS Value Fund, Class 1	142,900,651	—	(55,693,703)	25,827,706	113,034,654	—	—	203,636,015

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	31,093,136	1,040,221	(28,322,618)	6,481,775	10,292,514	757,707	282,513	10,220,592

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	33,262,903	5,188,848	(14,033,845)	2,836,712	27,254,618	4,518,403	670,445	26,813,483

Variable Portfolio — NFJ Dividend Value Fund, Class 1	122,821,462	—	(42,281,712)	19,354,354	99,894,104	—	—	184,663,987

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	103,901,525	—	(6,747,574)	3,330,255	100,484,206	—	—	171,987,174

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	33,613,321	—	(29,088,427)	12,928,098	17,452,992	—	—	27,990,027

Variable Portfolio — Partners Small Cap Value Fund, Class 1	96,199,443	—	(92,043,945)	38,325,889	42,481,387	—	—	69,056,065

Variable Portfolio — Pyramis® International Equity Fund, Class 1	113,908,163	16,435,527	(15,887,265)	3,911,528	118,367,953	10,949,729	2,324,427	125,648,791

Variable Portfolio — Pyrford International Equity Fund, Class 1	33,576,021	13,822,012	(11,531,234)	419,755	36,286,554	12,719	809,292	36,189,198

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	51

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Sit Dividend Growth Fund, Class 1	95,118,827	11,161,370	(697,131)	258,370	105,841,436	—	—	159,483,691

Variable Portfolio — TCW Core Plus Bond Fund, Class 1	29,556,595	32,365,643	(1,658,076)	4,370	60,268,532	—	365,643	61,094,127

Variable Portfolio — Victory Established Value Fund, Class 1	65,229,045	—	(58,020,104)	26,641,986	33,850,927	—	—	66,453,861

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	53,595,954	199,249	(10,116,087)	(43,230)	43,635,886	—	199,249	43,615,141

Total	2,835,442,466	339,469,651	(980,282,279)	275,358,855	2,469,988,693	48,999,512	24,451,094	3,263,012,305

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2014

Portfolio Navigator Funds

Portfolio of Investments (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2014

Fair Value Measurements (continued)

control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	2,669,313,593	—	—	2,669,313,593

Fixed-Income Funds	526,373,250	—	—	526,373,250

Alternative Investment Funds	67,324,469	—	—	67,324,469

Money Market Funds	993	—	—	993

Total Mutual Funds	3,263,012,305	—	—	3,263,012,305

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	53

Portfolio Navigator Funds

Statement of Assets and Liabilities

December 31, 2014

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $1,617,716,063, $4,177,140,678 and $18,476,685,179)	$1,681,555,592	$4,637,665,360	$22,149,924,095

Receivable for:

Affiliated investments sold	3,790,001	6,643,734	29,332,828

Dividends from affiliated funds	26	1	—

Prepaid expenses	6,325	13,989	57,921

Total assets	1,685,351,944	4,644,323,084	22,179,314,844

Liabilities

Payable for:

Capital shares purchased	3,374,768	5,503,157	23,900,918

Distribution and/or service fees	384,478	1,056,097	5,029,576

Administration fees	30,756	84,481	402,334

Compensation of board members	29,382	53,362	181,278

Other expenses	36,490	57,547	165,843

Total liabilities	3,855,874	6,754,644	29,679,949

Net assets applicable to outstanding capital stock	$1,681,496,070	$4,637,568,440	$22,149,634,895

Represented by

Trust capital	$1,681,496,070	$4,637,568,440	$22,149,634,895

Total — representing net assets applicable to outstanding capital stock	$1,681,496,070	$4,637,568,440	$22,149,634,895

Class 2

Net assets	$623,543,040	$1,730,583,735	$8,060,456,556

Shares outstanding	49,747,080	129,205,617	562,878,510

Net asset value per share	$12.53	$13.39	$14.32

Class 4

Net assets	$1,057,953,030	$2,906,984,705	$14,089,178,339

Shares outstanding	84,432,941	216,626,862	982,592,742

Net asset value per share	$12.53	$13.42	$14.34

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2014

Portfolio Navigator Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets

Investments in affiliated funds, at value

(identified cost $8,947,327,929 and $2,469,988,693)	$11,263,653,498	$3,263,012,305

Receivable for:

Affiliated investments sold	14,918,788	5,439,487

Dividends from affiliated funds	—	—

Prepaid expenses	31,808	10,313

Total assets	11,278,604,094	3,268,462,105

Liabilities

Payable for:

Capital shares purchased	12,151,774	4,637,841

Distribution and/or service fees	2,562,065	742,269

Administration fees	204,949	59,377

Compensation of board members	107,762	38,690

Other expenses	104,757	47,467

Total liabilities	15,131,307	5,525,644

Net assets applicable to outstanding capital stock	$11,263,472,787	$3,262,936,461

Represented by

Trust capital	$11,263,472,787	$3,262,936,461

Total — representing net assets applicable to outstanding capital stock	$11,263,472,787	$3,262,936,461

Class 2

Net assets	$4,911,468,511	$1,439,471,930

Shares outstanding	324,961,453	90,841,343

Net asset value per share	$15.11	$15.85

Class 4

Net assets	$6,352,004,276	$1,823,464,531

Shares outstanding	419,616,490	114,890,397

Net asset value per share	$15.14	$15.87

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	55

Portfolio Navigator Funds

Statement of Operations

Year Ended December 31, 2014

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$23,083,681	$57,239,058	$236,407,366

Total income	23,083,681	57,239,058	236,407,366

Expenses:

Distribution and/or service fees

Class 2	1,701,373	4,574,763	20,227,487

Class 4	3,043,170	7,972,460	36,787,843

Administration fees	379,533	1,003,697	4,560,860

Compensation of board members	37,105	79,698	316,540

Custodian fees	21,776	25,676	26,577

Printing and postage fees	22,209	46,972	144,277

Professional fees	38,616	67,140	222,453

Other	30,549	62,888	240,779

Total expenses	5,274,331	13,833,294	62,526,816

Net investment income	17,809,350	43,405,764	173,880,550

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	58,890,451	199,087,016	702,939,747

Capital gain distributions from underlying affiliated funds	9,666,984	35,280,669	213,027,708

Net realized gain	68,557,435	234,367,685	915,967,455

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	(5,101,465)	(41,408,077)	34,757,161

Net change in unrealized appreciation (depreciation)	(5,101,465)	(41,408,077)	34,757,161

Net realized and unrealized gain	63,455,970	192,959,608	950,724,616

Net increase in net assets resulting from operations	$81,265,320	$236,365,372	$1,124,605,166

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2014

Portfolio Navigator Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$108,343,274	$24,451,094

Total income	108,343,274	24,451,094

Expenses:

Distribution and/or service fees

Class 2	12,389,463	3,554,013

Class 4	18,050,905	5,123,114

Administration fees	2,435,034	694,114

Compensation of board members	177,467	57,838

Custodian fees	26,464	23,529

Printing and postage fees	81,734	12,202

Professional fees	131,912	53,837

Other	136,319	42,326

Total expenses	33,429,298	9,560,973

Net investment income	74,913,976	14,890,121

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	828,731,889	275,358,855

Capital gain distributions from underlying affiliated funds	144,715,812	48,999,512

Net realized gain	973,447,701	324,358,367

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	(433,467,384)	(153,399,810)

Net change in unrealized appreciation (depreciation)	(433,467,384)	(153,399,810)

Net realized and unrealized gain	539,980,317	170,958,557

Net increase in net assets resulting from operations	$614,894,293	$185,848,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	57

Portfolio Navigator Funds

Statement of Changes in Net Assets

	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$17,809,350	$39,130,978	$43,405,764	$77,805,138

Net realized gain	68,557,435	177,415,800	234,367,685	454,433,326

Net change in unrealized appreciation (depreciation)	(5,101,465)	(126,690,277)	(41,408,077)	(105,405,729)

Net increase in net assets resulting from operations	81,265,320	89,856,501	236,365,372	426,832,735

Decrease in net assets from capital stock activity	(658,230,731)	(1,352,656,376)	(1,137,224,095)	(1,546,385,840)

Total increase (decrease) in net assets	(576,965,411)	(1,262,799,875)	(900,858,723)	(1,119,553,105)

Net assets at beginning of year	2,258,461,481	3,521,261,356	5,538,427,163	6,657,980,268

Net assets at end of year	$1,681,496,070	$2,258,461,481	$4,637,568,440	$5,538,427,163

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2014

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$173,880,550	$282,792,875	$74,913,976	$138,864,832

Net realized gain	915,967,455	1,160,560,171	973,447,701	783,497,235

Net change in unrealized appreciation (depreciation)	34,757,161	1,016,595,074	(433,467,384)	1,043,951,555

Net increase in net assets resulting from operations	1,124,605,166	2,459,948,120	614,894,293	1,966,313,622

Decrease in net assets from capital stock activity	(2,410,706,866)	(714,922,077)	(2,836,311,832)	(848,200,838)

Total increase (decrease) in net assets	(1,286,101,700)	1,745,026,043	(2,221,417,539)	1,118,112,784

Net assets at beginning of year	23,435,736,595	21,690,710,552	13,484,890,326	12,366,777,542

Net assets at end of year	$22,149,634,895	$23,435,736,595	$11,263,472,787	$13,484,890,326

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	59

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$14,890,121	$25,352,807

Net realized gain	324,358,367	194,540,682

Net change in unrealized appreciation (depreciation)	(153,399,810)	440,402,038

Net increase in net assets resulting from operations	185,848,678	660,295,527

Decrease in net assets from capital stock activity	(704,705,422)	(45,891,768)

Total increase (decrease) in net assets	(518,856,744)	614,403,759

Net assets at beginning of year	3,781,793,205	3,167,389,446

Net assets at end of year	$3,262,936,461	$3,781,793,205

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2014

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	2,812,744	34,703,670	2,604,687	30,781,501	1,606,412	21,045,276	3,053,391	37,537,047

Redemptions	(18,614,052)	(227,843,820)	(32,665,621)	(386,311,680)	(26,381,215)	(344,690,496)	(38,166,630)	(473,695,939)

Net increase (decrease)	(15,801,308)	(193,140,150)	(30,060,934)	(355,530,179)	(24,774,803)	(323,645,220)	(35,113,239)	(436,158,892)

Class 4 shares

Subscriptions	1,721,631	21,264,977	1,850,903	21,888,057	606,859	7,957,362	1,316,588	16,202,210

Redemptions	(39,711,845)	(486,355,558)	(86,130,265)	(1,019,014,254)	(62,782,376)	(821,536,237)	(90,662,356)	(1,126,429,158)

Net decrease	(37,990,214)	(465,090,581)	(84,279,362)	(997,126,197)	(62,175,517)	(813,578,875)	(89,345,768)	(1,110,226,948)

Total net decrease	(53,791,522)	(658,230,731)	(114,340,296)	(1,352,656,376)	(86,950,320)	(1,137,224,095)	(124,459,007)	(1,546,385,840)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	61

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	6,704,362	93,595,206	35,493,754	456,542,223	3,252,588	47,808,649	39,525,834	527,878,862

Redemptions	(36,669,829)	(512,913,486)	(19,485,451)	(257,576,864)	(28,190,761)	(414,310,565)	(11,754,707)	(162,939,411)

Net increase (decrease)	(29,965,467)	(419,318,280)	16,008,303	198,965,359	(24,938,173)	(366,501,916)	27,771,127	364,939,451

Class 4 shares

Subscriptions	2,030,279	28,340,863	16,125,103	209,669,305	509,386	7,463,705	12,477,343	167,037,956

Redemptions	(144,286,494)	(2,019,729,449)	(85,516,653)	(1,123,556,741)	(168,624,909)	(2,477,273,621)	(100,118,209)	(1,380,178,245)

Net decrease	(142,256,215)	(1,991,388,586)	(69,391,550)	(913,887,436)	(168,115,523)	(2,469,809,916)	(87,640,866)	(1,213,140,289)

Total net decrease	(172,221,682)	(2,410,706,866)	(53,383,247)	(714,922,077)	(193,053,696)	(2,836,311,832)	(59,869,739)	(848,200,838)

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2014

Portfolio Navigator Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Aggressive Portfolio
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	4,655,993	71,530,742	15,971,568	220,537,948

Redemptions	(7,345,546)	(113,224,116)	(2,614,280)	(36,783,579)

Net increase (decrease)	(2,689,553)	(41,693,374)	13,357,288	183,754,369

Class 4 shares

Subscriptions	584,964	8,906,996	10,519,222	146,071,604

Redemptions	(43,750,131)	(671,919,044)	(26,615,881)	(375,717,741)

Net decrease	(43,165,167)	(663,012,048)	(16,096,659)	(229,646,137)

Total net decrease	(45,854,720)	(704,705,422)	(2,739,371)	(45,891,768)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	63

Portfolio Navigator Funds

Financial Highlights

Variable Portfolio – Conservative Portfolio

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.02	$11.65	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.12	0.16	0.22	0.18	0.04

Net realized and unrealized gain	0.39	0.21	0.57	0.16	0.55

Total from investment operations	0.51	0.37	0.79	0.34	0.59

Net asset value, end of period	$12.53	$12.02	$11.65	$10.86	$10.52

Total return	4.24%	3.18%	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.28%	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.28%	0.28%	0.27%	0.27%	0.28	%(c)

Net investment income	0.93%	1.32%	1.92%	1.73%	0.55	%(c)

Supplemental data

Net assets, end of period (in thousands)	$623,543	$787,736	$1,113,897	$747,744	$237,556

Portfolio turnover	20%	34%	10%	14%	28%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2014

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Conservative Portfolio

	Year Ended December 31,
Class 4	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.01	$11.65	$10.86	$10.52	$9.93

Income from investment operations:

Net investment income	0.12	0.16	0.22	0.18	0.12

Net realized and unrealized gain	0.40	0.20	0.57	0.16	0.47

Total from investment operations	0.52	0.36	0.79	0.34	0.59

Net asset value, end of period	$12.53	$12.01	$11.65	$10.86	$10.52

Total return	4.33%	3.09%	7.27%	3.23%	5.94%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.28%	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.28%	0.28%	0.27%	0.25%	0.22	%(c)

Net investment income	0.94%	1.33%	1.89%	1.67%	1.84	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,057,953	$1,470,726	$2,407,365	$2,096,659	$1,840,530

Portfolio turnover	20%	34%	10%	14%	28%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	65

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.78	$11.93	$10.97	$10.77	$9.99

Income from investment operations:

Net investment income	0.11	0.15	0.19	0.18	0.03

Net realized and unrealized gain	0.50	0.70	0.77	0.02	0.75

Total from investment operations	0.61	0.85	0.96	0.20	0.78

Net asset value, end of period	$13.39	$12.78	$11.93	$10.97	$10.77

Total return	4.77%	7.12%	8.75%	1.86%	7.81%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.28%	0.27%	0.27%	0.27%	0.27	%(c)

Net investment income	0.87%	1.24%	1.65%	1.69%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,730,584	$1,968,131	$2,256,492	$1,563,684	$639,226

Portfolio turnover	10%	23%	8%	3%	29%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2014

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 4	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.81	$11.96	$10.99	$10.78	$9.99

Income from investment operations:

Net investment income	0.11	0.15	0.19	0.18	0.10

Net realized and unrealized gain	0.50	0.70	0.78	0.03	0.69

Total from investment operations	0.61	0.85	0.97	0.21	0.79

Net asset value, end of period	$13.42	$12.81	$11.96	$10.99	$10.78

Total return	4.76%	7.11%	8.83%	1.95%	7.91%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.27%	0.27%	0.27%	0.28	%(c)

Total net expenses(d)	0.28%	0.27%	0.26%	0.24%	0.21	%(c)

Net investment income	0.86%	1.24%	1.64%	1.61%	1.52	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,906,985	$3,570,296	$4,401,488	$4,050,272	$4,095,896

Portfolio turnover	10%	23%	8%	3%	29%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	67

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.63	$12.24	$11.04	$11.01	$9.99

Income from investment operations:

Net investment income	0.11	0.16	0.18	0.19	0.03

Net realized and unrealized gain (loss)	0.58	1.23	1.02	(0.16)	0.99

Total from investment operations	0.69	1.39	1.20	0.03	1.02

Net asset value, end of period	$14.32	$13.63	$12.24	$11.04	$11.01

Total return	5.06%	11.36%	10.87%	0.27%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27%	0.27%	0.27	%(c)

Net investment income	0.76%	1.24%	1.50%	1.76%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$8,060,457	$8,081,681	$7,058,383	$5,190,987	$2,208,757

Portfolio turnover	8%	23%	12%	3%	20%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2014

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 4	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.65	$12.25	$11.05	$11.01	$9.99

Income from investment operations:

Net investment income	0.11	0.16	0.17	0.19	0.10

Net realized and unrealized gain (loss)	0.58	1.24	1.03	(0.15)	0.92

Total from investment operations	0.69	1.40	1.20	0.04	1.02

Net asset value, end of period	$14.34	$13.65	$12.25	$11.05	$11.01

Total return	5.05%	11.43%	10.86%	0.36%	10.21%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.25%	0.23%	0.20	%(c)

Net investment income	0.76%	1.24%	1.48%	1.69%	1.53	%(c)

Supplemental data

Net assets, end of period (in thousands)	$14,089,178	$15,354,056	$14,632,327	$14,174,096	$15,503,050

Portfolio turnover	8%	23%	12%	3%	20%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	69

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.37	$12.38	$11.03	$11.19	$9.99

Income from investment operations:

Net investment income	0.09	0.14	0.13	0.16	0.03

Net realized and unrealized gain (loss)	0.65	1.85	1.22	(0.32)	1.17

Total from investment operations	0.74	1.99	1.35	(0.16)	1.20

Net asset value, end of period	$15.11	$14.37	$12.38	$11.03	$11.19

Total return	5.15%	16.07%	12.24%	(1.43%)	12.01%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.27%	0.27%	0.27	%(c)

Net investment income	0.62%	1.03%	1.06%	1.43%	0.43	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,911,469	$5,027,271	$3,989,411	$3,179,010	$1,310,385

Portfolio turnover	7%	19%	13%	6%	18%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2014

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 4	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.39	$12.40	$11.05	$11.20	$9.99

Income from investment operations:

Net investment income	0.09	0.14	0.13	0.15	0.08

Net realized and unrealized gain (loss)	0.66	1.85	1.22	(0.30)	1.13

Total from investment operations	0.75	1.99	1.35	(0.15)	1.21

Net asset value, end of period	$15.14	$14.39	$12.40	$11.05	$11.20

Total return	5.21%	16.05%	12.22%	(1.34%)	12.11%

Ratios to average net assets(b)

Total gross expenses	0.27%	0.27%	0.27%	0.27%	0.27	%(c)

Total net expenses(d)	0.27%	0.27%	0.25%	0.23%	0.20	%(c)

Net investment income	0.61%	1.05%	1.05%	1.34%	1.18	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,352,004	$8,457,620	$8,377,366	$8,792,865	$9,941,377

Portfolio turnover	7%	19%	13%	6%	18%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	71

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$15.02	$12.44	$10.94	$11.29	$9.90

Income from investment operations:

Net investment income	0.07	0.10	0.08	0.11	0.01

Net realized and unrealized gain (loss)	0.76	2.48	1.42	(0.46)	1.38

Total from investment operations	0.83	2.58	1.50	(0.35)	1.39

Net asset value, end of period	$15.85	$15.02	$12.44	$10.94	$11.29

Total return	5.53%	20.74%	13.71%	(3.10%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.28%	0.27%	0.28%	0.27	%(c)

Total net expenses(d)	0.28%	0.28%	0.27%	0.28%	0.27	%(c)

Net investment income	0.43%	0.72%	0.65%	0.99%	0.19	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,439,472	$1,404,526	$997,395	$785,070	$284,243

Portfolio turnover	10%	27%	12%	6%	20%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2014

Portfolio Navigator Funds

Financial Highlights (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 4	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$15.04	$12.46	$10.96	$11.29	$9.90

Income from investment operations:

Net investment income	0.07	0.10	0.08	0.10	0.03

Net realized and unrealized gain (loss)	0.76	2.48	1.42	(0.43)	1.36

Total from investment operations	0.83	2.58	1.50	(0.33)	1.39

Net asset value, end of period	$15.87	$15.04	$12.46	$10.96	$11.29

Total return	5.52%	20.71%	13.69%	(2.92%)	14.04%

Ratios to average net assets(b)

Total gross expenses	0.28%	0.28%	0.27%	0.28%	0.28	%(c)

Total net expenses(d)	0.28%	0.28%	0.24%	0.20%	0.17	%(c)

Net investment income	0.43%	0.72%	0.66%	0.92%	0.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,823,465	$2,377,267	$2,169,995	$2,297,542	$2,618,433

Portfolio turnover	10%	27%	12%	6%	20%

Notes to Financial Highlights

(a)	Based on operations from May 7, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	73

Portfolio Navigator Funds

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio — Conservative Portfolio; Variable Portfolio — Moderately Conservative Portfolio; Variable Portfolio — Moderate Portfolio; Variable Portfolio — Moderately Aggressive Portfolio; and Variable Portfolio — Aggressive Portfolio. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners.

Each Fund is a “fund-of-funds”, investing significantly in funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Underlying Funds).

For information on the Underlying Funds, please refer to a Fund’s current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a contract or life insurance policy and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment

Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Funds are treated as partnerships for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income

74	Annual Report 2014

Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2014

taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Funds do not pay the Investment Manager a direct investment management fee for managing their assets.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees (the Board), including payments to a company providing limited administrative services to the Funds and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Variable Portfolio — Conservative Portfolio	4,227

Variable Portfolio — Moderately Conservative Portfolio	9,112

Variable Portfolio — Moderate Portfolio	36,689

Variable Portfolio — Moderately Aggressive Portfolio	20,421

Variable Portfolio — Aggressive Portfolio	6,640

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan.

Distribution Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Each Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that each Fund’s net operating

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Portfolio Navigator Funds

Notes to Financial Statements (continued)

December 31, 2014

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2104 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014

Variable Portfolio — Conservative Portfolio
Class 2	0.44%	0.32%	0.32%
Class 4	0.44	0.32	0.32

Variable Portfolio — Moderately Conservative Portfolio
Class 2	0.44	0.32	0.32
Class 4	0.44	0.32	0.32

Variable Portfolio — Moderate Portfolio
Class 2	0.46	0.32	0.32
Class 4	0.46	0.32	0.32

Variable Portfolio — Moderately Aggressive Portfolio
Class 2	0.45	0.32	0.32
Class 4	0.45	0.32	0.32

Variable Portfolio — Aggressive Portfolio
Class 2	0.45	0.32	0.32
Class 4	0.45	0.32	0.32

The voluntary expense cap arrangements may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments in the Underlying Funds, but excluding investments in money market funds and certain derivatives, if any, for each Fund aggregated to:

	Other Investment Securities
Fund	Purchases ($)	Proceeds ($)
Variable Portfolio — Conservative Portfolio	353,499,668	922,677,076

Variable Portfolio — Moderately Conservative Portfolio	518,220,900	1,485,827,051

Variable Portfolio — Moderate Portfolio	1,876,079,589	3,899,771,043

Variable Portfolio — Moderately Aggressive Portfolio	843,059,088	3,459,678,979

Variable Portfolio — Aggressive Portfolio	339,467,727	980,280,159

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Shareholder Concentration

At December 31, 2014, affiliated shareholder accounts owned 100.0% of the outstanding shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds.

Note 6. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

No Fund had borrowings during the year ended December 31, 2014.

Note 7. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Underlying Funds’ portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Underlying Funds may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in

76	Annual Report 2014

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Notes to Financial Statements (continued)

December 31, 2014

increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Underlying Funds, resulting in a negative impact on the Underlying Funds’ performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	77

Portfolio Navigator Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the shareholders of

Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio (the “Portfolios”, constituting part of Columbia Funds Series Variable Trust II) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion. The financial highlights for the Portfolios for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 23, 2015

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Portfolio Navigator Funds

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

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Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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84	Annual Report 2014

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Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	85

Portfolio Navigator Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6534 H (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio Funds

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Diversified Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – Large Core Quantitative Fund

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Variable Portfolio – Partners Small Cap Value Fund

Variable Portfolio – Sit Dividend Growth Fund

Variable Portfolio – Victory Established Value Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. The Funds are available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

Columbia Variable Portfolio Funds

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Diversified Bond Fund

Performance Summary

>	Columbia Variable Portfolio — Diversified Bond Fund (the Fund) Class 3 shares returned 5.32% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% during the same period.

>	Duration positioning and an overweight to the credit sector hampered Fund results, while a focus on high quality assets and a structure favoring a flatter yield curve boosted relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	5.47	5.14	4.44
Class 2*	05/03/10	5.20	4.92	4.26
Class 3	10/13/81	5.32	5.03	4.38
Barclays U.S. Aggregate Bond Index		5.97	4.45	4.71

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Diversified Bond Fund

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Agency	4.3
Asset-Backed Securities — Non-Agency	9.7
Commercial Mortgage-Backed Securities — Non-Agency	4.1
Corporate Bonds & Notes	34.0
Foreign Government Obligations	1.7
Money Market Funds	1.2
Municipal Bonds	0.7
Preferred Debt	1.9
Residential Mortgage-Backed Securities — Agency	15.8
Residential Mortgage-Backed Securities — Non-Agency	4.1
Senior Loans	0.8
Treasury Bills	1.7
U.S. Government & Agency Obligations	3.0
U.S. Treasury Obligations	17.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2014)
AAA rating	52.1
AA rating	4.1
A rating	7.7
BBB rating	19.7
BB rating	8.4
B rating	3.2
CCC rating	0.5
Not rated	4.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only

At December 31, 2014, approximately 69% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 5.32%. The Fund modestly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same period. Duration positioning and an overweight to the credit sector hampered Fund results, while a focus on high quality assets and a structure favoring a flatter yield curve boosted relative performance.

Decline in Interest Rates Surprised Market

Despite improving U.S. economic data and a broadly rallying U.S. equity market, interest rates fell during the annual period due to concerns about slower than anticipated domestic economic growth and fears of recession in Europe. The surprising decline in interest rates was a dominant factor relative to Fund performance during the annual period, as it caught many fixed-income managers running portfolios with durations short of their respective benchmarks. Falling interest rates in Europe and the strengthening U.S. dollar attracted investors to higher yields in the U.S., helping to drive rates lower.

As interest rates declined, long-duration U.S. Treasuries were the top performers during the annual period. Long-duration credit underperformed during the annual period, as credit spreads were unable to keep up with the rally in 30-year U.S. Treasuries. Contributing to the underperformance of corporate bonds was the fact that more than $245 billion in corporate debt was issued in the fourth quarter of 2014 alone. This large debt issuance dampened corporate bond performance, as the allure of new issue spread concession widened secondary market bonds and hampered liquidity. For the annual period overall, investment-grade corporate bond issuance was just over $1 trillion, up 9% year-over-year, a new record. On balance, demand for new issues remained strong, and supply was well oversubscribed. Within the corporate bond sector, higher quality sectors generally outperformed, though A-rated issuers modestly lagged BBB-rated issuers. Energy was the worst performing industry, as energy-related company spreads widened, impacted by the sharp decline in oil prices. The media/entertainment industry was the best performer. The media/entertainment industry saw spreads tighten during the annual period, as merger and acquisition activity improved competitive positioning without impairing strong balance sheets.

Duration Positioning and Credit Sector Overweight Hampered Results

The Fund generally maintained a duration position that was modestly shorter than that of the benchmark, which detracted from results, as interest rates declined. Duration is a measure of the portfolio’s sensitivity to changes in interest rates.

Having an overweight allocation to the corporate bond sector overall detracted. Further, having an overweight allocation to and individual issue selection within

4	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Diversified Bond Fund

the energy industry, which, as indicated, was the worst performer within the corporate bond sector during the annual period, also detracted, as spreads widened with the decline in oil prices. Having an underweight allocation to U.S. Treasuries, the best performing sector in the U.S. fixed income market during the annual period, also hurt.

Yield Curve Positioning and High Quality Bias Boosted Performance

On the positive side, the Fund’s yield curve positioning contributed positively to relative results. In mid-2014, when the U.S. Treasury yield curve was still steep, we implemented a curve flattening strategy in anticipation that the spread, or differential, between short- and long-maturity interest rates would decline. This strategy proved prudent, as the U.S. Treasury yield curve indeed flattened during the annual period. The anticipation of a more restrictive Federal Reserve (Fed) monetary policy drove short-term interest rates up, while long rates fell due to investors looking for yield and insurance companies and pension plans looking for long-duration assets.

An overweight exposure to high quality, short maturity, non-agency commercial mortgage-backed securities (CMBS) and, within the corporate bond sector, to high quality banking and financial institutions, aided the Fund’s relative performance, as higher quality assets generally outperformed lower quality assets. Having an underweight allocation to the basic materials industry also added value, as basic materials bond spreads widened with lower commodity prices. Overall, individual issue selection within the corporate bond and mortgage-backed securities sectors contributed positively. Notably, the overweight to higher-yielding CMBS helped maintain a diversified portfolio and a yield advantage over the Barclays Index, but a reduction in corporate debt exposure and an upgrade in quality during the annual period somewhat shrunk the Fund’s yield advantage.

Derivative Positions

The Fund used Treasury futures contracts during the annual period to manage duration in executing its strategy of putting on a yield curve flattening bias in mid-2014. Also, we reduced the Fund’s credit exposure through cash trades and hedging strategies, using single-name and index credit default swaps to offset long cash positions. The use of these derivatives had an overall negative impact on Fund performance during the period.

Shifting Market Conditions Drove Changes

As already mentioned, we implemented a curve flattening strategy within the Fund in mid-2014. Further, the compression in credit spreads, the consensus forecast for higher interest rates and the likelihood of further spread widening prompted us to improve the overall credit quality of the Fund as the annual period progressed. We primarily shifted from high quality industrials to higher quality corporate debt, short-dated CMBS and AAA-rated government-backed agency securities, such as Small Business Administration loans. The upgrade in quality helped buoy Fund results.

Strategically, we moved within the Fund from an overweight to a more neutral position relative to the benchmark in the investment-grade corporate bond sector, as spreads came under pressure and widened. During the fourth quarter, we sought two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014	5

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Diversified Bond Fund

to improve the Fund’s liquidity and thus increased its exposure to U.S. Treasuries, though it remained underweighted relative to the benchmark.

Looking Ahead

Consistent with statements issued by the Fed regarding interest rate policy, our outlook currently anticipates a flatter yield curve, as we believe short-term interest rates are likely to trend higher in the coming year. As the Fed adjusts its monetary policies, higher interest rates may encourage a widening of credit spreads, as the credit sector benefited from the Fed’s accommodative stance and from investors’ pursuit of higher yields. Investors did already see some credit spread widening in the last months of 2014 after spreads had reached historically tight levels, in part due to heavy new issue supply as low interest rates persisted. Wider spread differentials among higher and lower rated debt along the capital structure may also present investment opportunities as valuations become attractive.

Our team began positioning the Fund for wider spreads in 2014, and we intend at this time to continue to look for opportunities to improve the overall credit quality of the Fund going forward. With the widening of credit sector spreads across industries, corporate sector spreads may present attractive valuations should credit fundamentals remain strong. Energy is one industry of particular interest, as spreads have widened notably due to the decline in oil prices.

We currently intend to maintain the Fund’s overweight to CMBS in the months ahead. We expect improvement in commercial real estate fundamentals to continue at a steady pace and to maintain this trend with an improving economy. Residential mortgage-backed securities origination also may improve with lower unemployment and wage growth, but may face the headwind of higher mortgage rates as the Fed shifts to a somewhat less accommodative monetary policy.

6	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Emerging Markets Fund

Performance Summary

>	Columbia Variable Portfolio — Emerging Markets Fund (the Fund) Class 3 shares returned -2.33% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -2.19% during the same period.

>

Stock picks in information technology detracted versus the benchmark, offsetting gains from an underweight in energy and an overweight in information technology. An out-of-benchmark stake in Hong Kong hurt relative performance, while an overweight and strong security selection in India helped.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-2.27	1.94	8.18
Class 2*	05/03/10	-2.40	1.70	7.99
Class 3	05/01/00	-2.33	1.81	8.11
MSCI Emerging Markets Index (Net)		-2.19	1.78	8.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	7

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Emerging Markets Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

8	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Emerging Markets Fund

At December 31, 2014, approximately 73% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned -2.33%. The Fund modestly underperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -2.19% during the same period. Security selection in information technology hurt relative performance, but was largely offset by a sizable underweight in the weak-performing energy sector and an overweight in the strong-performing information technology sector. From a country perspective, an out-of-benchmark stake in Hong Kong detracted the most versus the benchmark, while an overweight and stock picks in India helped. Security selection remained focused on reasonably valued stocks issued by companies with good management and disciplined balance sheets, the ability to generate returns well above their cost of capital and the potential to benefit from secular trends,

Mixed Returns in Emerging Markets

Emerging markets started the year pressured by worries that the U.S. Federal Reserve (the Fed’s) gradual efforts to taper its monthly bond purchases would create liquidity headwinds. Countries with large current account and fiscal deficits seemed especially vulnerable. China faced added concern from its housing bubble, non-performing bank loans, overcapacity in a number of industries and moderating economic growth. Emerging market equities hit a low in February, but began to recover as concern over Fed tapering eased and U.S. interest rates fell.

However, slowing global economic growth and a strong U.S. dollar pressured emerging market returns in the second half of the year. Countries that export oil and other commodities, including Brazil and Russia, were hurt the most by price declines. The price of crude oil, for example, plunged nearly 50%. Economic weakness and frustration with the incumbent president’s re-election further hampered stocks in Brazil, while equities in Russia suffered added pressure related to economic sanctions from the West and from the ruble’s depreciation. By contrast, stock markets in countries that depend on oil imports — including India, the Philippines, China and Taiwan — rallied. Elections of new pro-investment leaders in India gave an added boost, as did new government reforms and mini-stimulus programs in China.

Contributors and Detractors

Individual contributors to the Fund’s gains included Motherson Sumi Systems, a leading auto component manufacturer; Eicher Motors, which is best known for its Royal Enfield Motorcycles; and ICICI Bank — all from India. Improved economic growth in India drove a pickup in demand that helped Motherson and Eicher, while ICICI saw better credit growth and asset quality. A small but overweighted stake in the Philippines also helped Fund results, as the country’s strong economy and favorable demographics helped drive strong gains.

Portfolio Management

Dara White, CFA

Robert Cameron

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM

Young Kim*

*	Effective February 2015, Mr. Kim was added as a Portfolio Manager to the Fund.

Top Ten Holdings (%) (at December 31, 2014)
Samsung Electronics Co., Ltd. (South Korea)	4.6
Naspers Ltd., Class N (South Africa)	3.0
Tencent Holdings Ltd. (China)	2.8
Industrial & Commercial Bank of China Ltd., Class H (China)	2.3
ICICI Bank Ltd., ADR (India)	2.0
Itaú Unibanco Holding SA, ADR (Brazil)	1.8
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1.7
China Mobile Ltd. (China)	1.7
China Pacific Insurance Group Co., Ltd., Class H (China)	1.4
GT Capital Holdings, Inc. (Phillipines)	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	96.5
Consumer Discretionary	15.5
Consumer Staples	6.5
Energy	2.4
Financials	26.6
Health Care	6.7
Industrials	5.1
Information Technology	23.4
Materials	2.8
Telecommunication Services	4.5
Utilities	3.0
Exchange-Traded Funds	0.5
Money Market Funds	2.6
Preferred Stocks	0.4
Consumer Discretionary	0.2
Industrials	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2014	9

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Emerging Markets Fund

Country Breakdown (%) (at December 31, 2014)
Brazil	8.5
China	21.5
Czech Republic	0.3
Greece	0.9
Hong Kong	1.4
India	14.0
Indonesia	3.1
Malaysia	0.6
Mexico	3.5
Peru	1.3
Philippines	4.7
Poland	0.5
Russian Federation	2.3
South Africa	5.4
South Korea	14.5
Taiwan	8.7
Thailand	3.7
Turkey	1.1
United Kingdom	0.2
United States(a)	3.8
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Winners in China included online discount clothing retailer Vipshop Holdings, which benefited as increased smartphone penetration extended the Internet’s reach to more Chinese consumers. Shares of Luye Pharma Group rose as investors began to appreciate the pharmaceutical company’s earnings growth potential, given its solid product portfolio, new product pipeline and rising demand in China for health care products. Neither stock was in the benchmark. The Fund also benefited from largely avoiding benchmark components that were weak performers, most notably energy and financials stocks in Russia. In particular, selling benchmark component Sberbank Russia early in the year helped, as weak macroeconomic conditions caused the stock to plunge.

By contrast, the Fund lost ground from an out-of-benchmark stake in Hong Kong. Investments in Sands China and Galaxy Entertainment, which operate casinos in Macau, fell sharply as China’s economic growth slowed and its leaders began an anti-corruption campaign that slowed gaming traffic. In Brazil and Taiwan, the Fund’s holdings in aggregate lagged those in the benchmark, although none were major detractors. Other individual disappointments came from Russia. Internet company Mail.ru Group and exploration and production company Lukoil were hard hit by economic sanctions and collapsing oil prices. Elsewhere, shares of National Bank of Greece plunged amid worries over the upcoming national election, which may determine whether the country stays a member of the European Union.

An underweight in semiconductor manufacturer Taiwan Semiconductor Manufacturing hurt relative returns, as its shares rallied amid growing demand for chips that enhance the functionality of a wide range of products. Finally, a stake in Seoul Semiconductor in South Korea hampered relative performance due to slower-than-expected demand for its chips, which mostly go into LED lights. We sold Seoul before period end.

Looking Ahead

We continue to believe in the long-term prospects for emerging markets, where stocks trade at significant discounts to their developed market counterparts. In addition, although emerging market growth has slowed, it is still currently faster than developed markets. Going forward, we believe export-driven emerging markets will need to see a sustained pickup in overall global growth to fuel their own economic performance.

The Fund ended the year with long-held overweights in sectors that benefit from rising per capita gross domestic product, including consumer discretionary and information technology and underweights in energy and materials. We increased the Fund’s overweight in India and added to the stake in Brazil, as stock prices there already appeared to reflect concerns about the economy. However, we lowered exposure to Russia due to economic sanctions and declining oil prices. Brazil and Russia represented underweights at period end.

10	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Global Bond Fund

Performance Summary

>	Columbia Variable Portfolio — Global Bond Fund (the Fund) Class 3 shares returned 0.89% for the 12-month period that ended December 31, 2014.

>	The Fund outperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned 0.59% for the same period.

>	Currency decisions contributed positively to the Fund’s relative results, while duration positioning, sector allocation and issue selection detracted.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.89	2.13	3.01
Class 2*	05/03/10	0.60	1.89	2.81
Class 3	05/01/96	0.89	2.02	2.95
Barclays Global Aggregate Bond Index		0.59	2.65	3.60
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	11

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Global Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Global Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Global Bond Fund

At December 31, 2014, approximately 64% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 0.89%. The Fund outperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned 0.59% for the same period. Currency decisions contributed positively to the Fund’s relative results, while duration positioning, sector allocation and issue selection detracted.

Active Currency Management Decisions Supported Returns

On an absolute basis, the Fund benefited during the annual period from a decline in bond yields in several key markets, especially in the U.S. However, the Fund’s absolute returns were hurt by the appreciation of the U.S. dollar. The U.S. dollar rose 10.42% on a trade-weighted basis in 2014. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. The Fund had approximately 50% of its net assets exposed to foreign currencies, on average, during the annual period. While lower than the corresponding weight in foreign currencies in the benchmark, the Fund’s exposure still hurt performance in absolute terms.

Relative to the benchmark, our active currency decisions contributed positively to performance, while duration positioning, sector allocation and issue selection decisions overall detracted. From a currency perspective, the Fund was helped most by underweight positions in the Japanese yen, Australian dollar, euro, Swiss franc and Russian ruble. Such positive contributors were only partially offset by overweight positions in the Mexican peso, Brazilian real and Norwegian krone, which detracted. Among our interest rate positioning, or duration management, decisions, an underweight position in the developed market bond markets, particularly the eurozone and Japan, detracted most. However, overweight positions in Poland, Brazil and Mexico helped to offset much of these losses. Among our sector allocation decisions, the Fund was hurt by its overweight allocation to hard currency emerging market bonds, but overall, exposure to spread, or non-government bond, sectors detracted only modestly. Issue selection hampered the Fund’s relative results most in the eurozone government bond market.

Shifting Market Conditions Drove Portfolio Changes

We made a number of changes to portfolio positioning in reaction to shifting market conditions. For example, we reduced the Fund’s exposure to global interest rates, especially in the extremely low yielding Japanese and German government bond markets. We increased the Fund’s exposure to the European peripheral bond markets during the annual period. Toward the end of the annual period, we increased the Fund’s exposure to hard currency emerging market bonds.

Portfolio Management

Jim Cielinski

Matthew Cobon

Zach Pandl

Gene Tannuzzo, CFA

Country Breakdown (%) (at December 31, 2014)
Argentina	0.3
Australia	3.1
Belgium	0.0	(a)
Bermuda	0.9
Brazil	3.3
Canada	1.2
Cayman Islands	0.8
Chile	0.2
Colombia	2.3
Croatia	0.4
Dominican Republic	0.6
El Salvador	0.1
France	0.0	(a)
Georgia	0.2
Germany	0.0	(a)
Ghana	0.3
Guatemala	0.4
Hungary	0.9
Indonesia	3.7
Ireland	0.1
Italy	2.4
Kazakhstan	0.1
Lithuania	1.0
Luxembourg	0.1
Malaysia	2.5
Mexico	4.1
Netherlands	0.8
New Zealand	3.1
Panama	0.2
Paraguay	0.1
Peru	1.8
Philippines	0.3
Poland	1.3
Portugal	3.3
Qatar	0.2
Romania	0.3
Russian Federation	1.1
Serbia	0.1
South Korea	0.6

Annual Report 2014	13

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Global Bond Fund

Country Breakdown (%) (at December 31, 2014) (continued)
Spain	2.6
Sweden	1.1
Thailand	0.7
Trinidad and Tobago	0.5
Turkey	2.1
Ukraine	0.1
United Kingdom	2.0
United States(b)	47.4
Uruguay	0.3
Venezuela	0.7
Zambia	0.3
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at December 31, 2014)
AAA rating	17.2
AA rating	6.2
A rating	17.0
BBB rating	38.7
BB rating	10.0
B rating	5.5
CCC rating	1.3
Not rated	4.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Derivative Positions

The Fund utilized currency forwards, interest rate futures and swap contracts as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. The swap contracts positively contributed to Fund performance during the period, though was more than offset by the detracting effect of the currency forwards and futures contracts.

Looking Ahead

At this time, we expect global monetary policy divergence to be a major theme for the fixed-income markets over the next several months. The U.S. and the U.K. are closer to normalizing monetary policy on improving economic fundamentals, while Europe and Japan are in the process of further easing policy. The European Central Bank (ECB) recently affirmed its commitment to expand the size of its balance sheet to early 2012 levels, which implies an increase of about one trillion euros through a combination of bond purchases and long-term loans to banks. Additionally, despite political obstacles, sovereign quantitative easing by the ECB remains a distinct possibility. At the same time, the Bank of Japan (BoJ) has increased the size of its own asset purchase program and extended the duration of the assets it will add to its balance sheet. Together, we believe the ECB and BoJ actions ensure that global liquidity will remain abundant, even as the U.S. Federal Reserve (Fed) ended its asset purchase program on schedule in October 2014. While U.S. yields remain above those in other developed market economies, the outlooks for economic growth and policy have diverged. Thus, we believe strong economic growth in the U.S. will likely force the Fed to increase short-term interest rates from the zero lower bound in the not too distant future. At the end of the annual period, the market expected the first rate increase by the Fed to occur between June and September 2015. Together, we believe these factors may well drive an increase in volatility in global rates and currencies in the year ahead, which, in our view, presents attractive investment opportunities for the Fund.

Given our view, the Fund maintained an underweight in international developed bonds at the end of the annual period, as we believe most of these markets offer paltry yields with little upside price potential. We continued to favor exposure to the high yield sector. We believe that a stronger economy should keep high yield default rates low for an extended time, and that spreads, or yield differentials of high yield securities to U.S. Treasuries, have further room to tighten, or narrow, following the recent sell-off in the sector. We plan to maintain the Fund’s position in emerging market bonds at this time, but the sector, in our view, is becoming increasingly driven by idiosyncratic country stories in contrast to any broad-based themes. Additionally, the plunge in commodity prices during the annual period is likely, in our opinion, to exert further pressure on commodity-exporting countries that have failed to undertake necessary structural reforms. As a result, we are currently looking to add exposure on an opportunistic basis to individual countries with what we consider to have strong fundamentals and with governments undertaking positive policy actions, such as Indonesia and Mexico.

As always, we continue to monitor the global bond market for changing conditions and to adjust the Fund’s duration, country, sector, yield curve and currency positioning as we seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

14	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance Summary

>	Columbia Variable Portfolio — Large Core Quantitative Fund (the Fund) Class 3 shares returned 15.22% for the 12-month period that ended December 31, 2014.

>	The Fund outperformed its benchmark, the S&P 500 Index, which returned 13.69% over the same period.

>	All three of the stock selection models employed by the Fund aided performance, with valuation and quality measures contributing the most relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	15.38	16.84	7.02
Class 2*	05/03/10	15.09	16.57	6.80
Class 3	10/13/81	15.22	16.70	6.95
S&P 500 Index		13.69	15.45	7.67

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	15

Columbia Variable Portfolio Funds

Performance Overview (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

16	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Columbia Variable Portfolio – Large Core Quantitative Fund

At December 31, 2014, approximately 50% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 15.22%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 13.69% for the same time period. All three of the stock selection models employed by the Fund aided performance, with valuation and quality measures contributing the most relative to the benchmark.

U.S. Economy Fires on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. Good news appeared on just about every front. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector’s recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near yearend. One bright spot: Building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed’s) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed’s next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

Significant Performance Factors

The quantitative model that drives our security selection focuses on three factors: valuation — fundamental measures such as earnings and cash flow relative to market values; catalyst — price momentum, business momentum and short interest

Portfolio Management

Brian Condon, CFA

Peter Albanese

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	4.7
Microsoft Corp.	2.9
Home Depot, Inc. (The)	2.7
Pfizer, Inc.	2.7
Oracle Corp.	2.6
Citigroup, Inc.	2.5
Cisco Systems, Inc.	2.4
Merck & Co., Inc.	2.4
Comcast Corp., Class A	2.3
3M Co.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds and short term cash equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.6
Consumer Discretionary	11.9
Consumer Staples	9.6
Energy	8.5
Financials	16.4
Health Care	13.7
Industrials	10.1
Information Technology	19.7
Materials	2.9
Telecommunication Services	2.5
Utilities	3.3
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2014	17

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

and quality — quality of earnings and financial strength. In 2014, all three models performed well, with the Fund’s valuation and quality measures contributing the most to relative performance. The stocks that we scored as most attractively valued performed better than those that we scored as least attractive and stocks that we identified as highest in quality outperformed those scored as lowest quality. The Fund’s catalyst measures also helped performance, albeit not as much as the other two categories, with stocks we scored as having attractive catalysts marginally outperforming those we found least compelling.

Individual Contributors and Detractors

Security selection drove Fund performance while sector allocation was also a modest contributor to results. The Fund’s modest overweight in the information technology sector aided relative performance, while modest underweights in consumer discretionary and financials detracted from results.

Security selection within the consumer staples, industrials and consumer discretionary sectors was generally favorable for the Fund. Southwest Airlines was one of the Fund’s top performers in an industry that did well as it benefited from lower oil prices that contributed to reduced operating costs. Southwest also benefited from expiring regulations that make it possible for the airline to offer international flights, and an improving economy led passenger growth, while expectations for capacity growth remained low. In the consumer staples sector, Kroger was a top performer. The grocery giant continued to gain market share and beat earnings estimates. Lower gasoline prices also had a positive impact on profit margins. In the energy sector, the Fund benefited from an underweight in ExxonMobil. The company finished down for the year, as oil prices fell almost 50% on concerns of too much supply relative to current, and potentially slowing, demand. Larger integrated energy names, such as ExxonMobil, tend to be more conservative and fared better than many of the oil and gas producers and servicers. We also did well to avoid General Electric and Amazon. The shares of both companies tumbled during the year and the Fund avoided the loss.

Security selection within the financials, health care and utilities sectors detracted somewhat from results. The year’s most significant disappointment, Emerson Electric, lost ground on concerns of slowing global growth and geopolitical risks, which hurt electrical equipment companies overall. The Fund’s timing led to a loss from Prudential Financial even though the stock was generally flat for the year. The Fund held Prudential Financial at the beginning of the year, decreased exposure in April and ultimately sold the position in June. The company struggled due to macroeconomic concerns, including expectations for the Fed next moves, regulatory uncertainties and interest rate sensitivity. Prudential Financial typically benefits in an environment of rising interest rates, which were anticipated in 2014. Instead, interest rates moved lower throughout the year. In the energy sector, National Oilwell Varco, an oil and gas equipment and service company, struggled during the year primarily due to the rapid fall in oil prices in the second half of the year.

The Fund uses S&P 500 Index futures to equitize its cash position. These derivatives had no material impact on Fund performance.

18	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Portfolio Changes

During the year, the Fund’s stock selection models led us to invest in a number of new securities, most notably Merck, 3M, Lockheed Martin and Capital One. We added to positions in Merck, Lockheed Martin and Capital One after our initial investments earlier in the year. Notable among stocks sold were Boeing, Verizon Communications, Prudential Financial and Medtronic.

Looking Ahead

Our strategy is based on individual quantitative stock selection. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.

In the current economic environment, we plan to maintain our investment discipline and continue to seek to identify stocks that we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its investment benchmark and plan to keep portfolio holdings focused on our three themes of valuation, catalyst and quality. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in a variety of macroeconomic environments.

Annual Report 2014	19

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance Summary

>	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (the Fund) Class 3 shares returned 8.59% for the 12-month period that ended December 31, 2014.

>	The Fund modestly underperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index, which returned 9.04% during the same period.

>	While the Fund generated solid absolute gains, its relative results can be attributed to a variety of tactical positioning, selection and allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	8.58	4.55	4.14
Class 2*	05/03/10	8.41	4.32	3.97
Class 3	09/13/04	8.59	4.44	4.08
Barclays World Government Inflation-Linked Bond Index		9.04	4.96	4.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

20	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	21

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Portfolio Management

BlackRock Financial Management, Inc.

Gargi Pal Chaudhuri

Martin Hegarty

Country Breakdown (%) (at December 31, 2014)
Australia	1.2
Brazil	0.0	(a)
Canada	3.2
Denmark	0.2
France	7.5
Germany	3.2
Greece	0.0	(a)
Italy	5.9
Japan	2.7
Mexico	1.7
New Zealand	1.6
Norway	0.0	(a)
Spain	0.7
Sweden	1.3
United Kingdom	23.0
United States(b)	47.8
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Quality Breakdown (%) (at December 31, 2014)
AAA rating	56.1
AA rating	32.6
A rating	2.8
BBB rating	8.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating

At December 31, 2014, approximately 88% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 8.59%. The Fund modestly underperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index, which returned 9.04%. While the Fund generated solid absolute gains, its relative results can be attributed to a variety of tactical positioning, selection and allocation decisions.

Global Inflation-Linked Bonds Gained Despite Low Inflation Expectations

The year 2014 was marked by global central bank policy divergence. The most notable divergence was between the central banks of the U.S. and U.K., which were expected to ease off accommodation and quantitative easing, and those of Europe and Japan, which saw greater need to add to or maintain their record levels of easy policy. For example, in the U.S., a Yellen-led Federal Reserve (Fed) ultimately reduced and then ceased its quantitative easing and began shifting toward the beginning of interest rate normalization.

The U.S. inflation market saw some support in the form of a more stable flow dynamic and upside surprise to both headline and core Consumer Price Index (CPI) data in the spring and early summer. However, in the latter half of the year, investors focused more on plummeting energy prices and the potential follow-through effects on the run rate of inflation. (Run rate is the estimation of future financial data that assumes present trends continue.) As energy prices collapsed, breakeven rates reached multi-year lows, with 10-year U.S. breakeven rates closing the year at 1.68%. (Breakeven rates are the difference in yield between inflation-protected and nominal, or non-inflation-protected, debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.)

In the eurozone, the European Central Bank (ECB) was challenged by a persistently low run rate of inflation, such that 5y5y inflation broke below 2% for the first time since 2011. The average expected inflation rate over five years, starting in five years, the 5y5y inflation rate generally gauges longer term inflation expectations. This measure represents an important psychological level, as the ECB has previously relied upon medium-term inflation expectations remaining resilient. Indeed, as 2014 drew to a close — and both spot and forward inflation remained dangerously at or close to deflationary territory, consensus expectations drifted toward more unconventional measures of easing, such as full-scale sovereign quantitative easing by the ECB.

22	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Yield Curve Positioning and Currency Exposure Aided Results

Several tactical positioning, selection and allocation decisions impacted the Fund’s relative performance during the annual period. The first was real yield curve positioning. In the U.S., real yield curve positioning — especially during the rally in the long-term end of the yield curve that took place during the first half of 2014 — was a positive contributor. (Real yields are yields that have been adjusted to remove the effects of inflation. The real yield of an investment is calculated as the amount by which the nominal rate is higher than the inflation rate.) In early 2014, the Fund was generally overweight long forward real rates as an expression of fundamental value. We believed that long forwards were trading too cheap relative to longer-term U.S. growth expectations. As the year progressed and long forward real rates rallied and rate curves flattened, the Fund transitioned to an underweight in long forward real rates.

Positioning in eurozone real rates contributed positively as well. An allocation to Italian inflation-linked bonds was rewarding to performance, as the European periphery outperformed. Allocations to New Zealand and Brazilian inflation-linked bonds also added value. From a cross-region perspective, the Fund maintained an overweight to Italian and French long forward real rates (20-year real rates, 10-years forward) versus an underweight to U.K. long forwards, a strategy that also buoyed Fund results. More tactically-inclined long positions in Australian real/nominal rates and New Zealand real rates were also additive during the annual period, as relative value trades vs. U.S./U.K. duration became more compelling on valuations.

Active currency exposure was a positive contributor during the annual period. Specifically, the Fund’s short Japanese yen/U.S. dollar and euro/U.S. dollar positions added value. We held these positions on the basis of central bank policy divergence. Primarily toward the end of the annual period, the Fund also held short Australian dollar/U.S. dollar and Norwegian krone/U.S. dollar positions to hedge commodity price declines and pressures given the global economic slowdown scenario.

Treasury inflation-protected securities (TIPS) selection had a rather neutral impact on Fund performance during the annual period. The Fund was managed to be underweight off-the-run TIPS versus on-the-run TIPS, favoring the most recently-issued TIPS across the curve. The Fund had held this position since the beginning of 2013, as we believed the changing regulatory environment, which resulted in less dealer inventory, would, at times, pressure off-the-run issues versus their on-the-run counterparts. (On-the-run issues are the most recently issued bond or note of a particular maturity. Off-the-run TIPS refers to TIPS issued before the most recently issued bond or note of a particular maturity and are still outstanding.)

Breakeven and Duration Detracted From Performance

Conversely, long U.S. breakeven positioning detracted from performance during the annual period, attributable primarily to the second half of 2014. During the year, the Fund was generally long inflation expectations (U.S. breakevens), especially further out the curve. As U.S. breakevens collapsed in line with energy prices, this positioning detracted from performance.

The Fund also held a short U.S. nominal duration stance, primarily during the first half of 2014, in part to hedge declining energy prices and the Fund’s long agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014	23

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

U.S. breakeven positioning and in part to target the area of the curve we considered most vulnerable to unexpected shifts in Fed policy. These short duration positions were generally concentrated in the front-end of both the real and nominal curves. This positioning detracted, as interest rates generally declined during the annual period primarily due to the supply/demand imbalance in what were perceived as safer core yields. As volatility heightened toward the fourth quarter of 2014, we became more tactical with the Fund’s outright duration positioning. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Shifts in Market Conditions Drove Portfolio Changes

As mentioned earlier, we shifted the Fund’s real yield curve positioning and duration positioning as market conditions changed during the year. We complemented the Fund’s real rate positioning by trading foreign currency positions throughout the year as well.

At the end of the annual period, the Fund was more than 95% invested in government inflation-linked bonds, with the remainder in cash equivalents. The Fund had a shorter duration overall than the benchmark at the end of the annual period.

Derivative Positions

During the annual period, we used currency forwards and options to shift foreign currency exposure back to U.S. dollars and to express active views on currency pairs. We used interest rate and inflation swaps to attain desired breakeven inflation exposure and to express and hedge views on nominal interest rate curves. We used interest rate futures and options to manage the duration and yield curve exposure of the Fund relative to that of the benchmark, to manage exposure to movements in interest rates and isolate perceived mispricing across the nominal curve and to express active views on non-U.S. dollar valuations and form breakeven positions. For the annual period, the Fund’s aggregate currency positioning strategy contributed positively, while the Fund’s overall U.S. duration and yield curve posture detracted from relative performance.

Looking Ahead

Overall, at the end of the annual period, we believed that central bank policy divergence and a strong U.S. dollar, as supported by a resilient U.S. economy, would continue to dominate global inflation markets in 2015.

At this time, we are constructive on 10+ year U.S. inflation breakevens, and our forecast for core CPI remains poised toward 2.0%+ in 2015. Headline CPI, in our view, is currently poised to dip towards deflationary territory by mid-2015. While the decline in energy prices has pressured spot breakevens, forward breakevens appear to be stabilizing. As a result, we are currently biased to be long forwards (i.e., to buy 10-year breakevens and simultaneously sell 5-year breakevens). At the end of the annual period, the Fund was positioned for higher real and nominal rates at the front end of the curve, as we believe this segment remains most sensitive to both energy and any unexpected pivots or shifts in Fed policy.

We continue to believe the ECB is likely to remain firmly accommodative, facing added pressures from falling oil prices and a fragile growth outlook. In the periphery, we believe there is further room for compression relative to core euro real rates and core euro breakevens. At the end of the annual period, the Fund was

24	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

generally positioned for long Italian breakeven and real rate outperformance relative to France and Germany. The Fund also remained long euro real rate forwards versus U.K. real rate forwards given the differing growth outlooks between the regions. Finally, U.K. longer-end real rates and breakevens outperformed those of the U.S. toward the end of the annual period. We are therefore inclined at this time to reduce this position and may initiate some short U.K. versus U.S. positions.

In Japan, the Fund was long Japanese breakevens and short Japanese nominal duration at the end of the annual period. Additionally, the real yield advantage from owning New Zealand remains attractive, in our view, and so the Fund had a modest allocation to 10-year New Zealand real rates at the end of the annual period.

From a currency perspective, the Fund remained long the U.S. dollar versus the euro and Japanese yen at the end of the annual period. We had also initiated long U.S. dollar versus Australian dollar and Norwegian krone positions. We currently believe a slower run rate of growth in China may well weigh on the Australian economy, and thus we initiated a short Norwegian krone position to hedge long breakeven positioning should energy prices continue on their downward trend.

Annual Report 2014	25

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Partners Small Cap Value Fund

Performance Summary

>	Variable Portfolio — Partners Small Cap Value Fund (the Fund) Class 3 shares returned 2.06% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 4.22% during the same period.

>	The Fund’s underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	2.18	13.33	7.76
Class 2*	05/03/10	1.94	13.05	7.59
Class 3	08/14/01	2.06	13.18	7.69
Russell 2000 Value Index		4.22	14.26	6.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

26	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Partners Small Cap Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	27

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Partners Small Cap Value Fund

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure, CFA

John Harloe, CFA

Denver Investment Advisors LLC

Troy Dayton, CFA

Mark Adelmann, CFA, CPA

Derek Anguilm, CFA

Liza Ramirez, CFA

Donald Smith & Co., Inc.

Donald Smith

Richard Greenberg, CFA

River Road Asset Management, LLC

James Shircliff, CFA

R. Andrew Beck

J. Justin Akin

Segall Bryant & Hamill, LLC

Mark Dickherber, CFA, CPA

Shawn Nicholson

Snow Capital Management L.P.

Joshua Schachter, CFA

Anne Wickland, CFA

Top Ten Holdings (%) (at December 31, 2014)
Granite Real Estate Investment Trust	1.6
AerCap Holdings NV	1.5
Montpelier Re Holdings Ltd.	1.4
Resolute Forest Products, Inc.	1.3
Sanmina Corp.	1.3
Platinum Underwriters Holdings Ltd.	1.3
First Niagara Financial Group, Inc.	1.0
Dana Holding Corp.	0.9
Tidewater, Inc.	0.9
Micron Technology, Inc.	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Fund is managed by six independent money management firms. Effective the close of business on August 20, 2014, Turner Investments, L.P. was terminated as a subadvisor and Segall Bryant & Hamill, LLC and Snow Capital Management L.P. were added, primarily for investment performance reasons. As of December 31, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley) managed approximately 17%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 16%; Denver Investment Advisors LLC (Denver) managed approximately 17%; River Road Asset Management, LLC (River Road) managed approximately 16%; Segall Bryant & Hamill, LLC (Segall Bryant) managed approximately 17%; and Snow Capital Management L.P. (Snow Capital) managed approximately 17% of the Fund’s assets.

At December 31, 2014, approximately 89% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 2.06%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 4.22% over the same period. The Fund’s underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.

Equity Markets Gained as U.S. Economy Improved

The U.S. economy rather steadily improved during the annual period, such that by end of the fourth quarter of 2014, unemployment was down to 5.6%, capacity utilization was at its highest level since 2008, and consumer confidence had also reached its highest reading since 2008. Oil prices declined dramatically. Initially, the U.S. equity markets were enthused, as this provided a windfall for consumers. However, oil prices and other commodities continued to decline to unexpectedly low levels, and concerns arose regarding the potential ripple effect on the global economy. This was particularly relevant to countries that are oil/commodity dependent, including Russia, Venezuela and Iran. In 2014, countries outside of the U.S. were experiencing either slowing economic growth, as was the case with China, or little/no growth, as was the case across continental Europe and in Japan.

Within the U.S. equity market, large cap stocks significantly outperformed small cap stocks during the annual period, as relative valuations at the beginning of the year favored large cap stocks. The poor relative performance by small cap stocks marked the widest annual spread between the Russell 2000 Index and the Russell 1000 Index since 1998. Equally interesting was the lack of persistent selling pressure on large cap stocks during the year. While most stocks experienced at least a modest correction between mid-September and mid-October 2014, the S&P 500 Index’s longest losing streak during the entire year lasted just three days. According to Ned Davis Research, this is the shortest losing streak for a calendar year since data began being tracked in 1928. Higher yielding, defensive segments of the market — such as utilities, real estate investment trusts (REITs) and consumer staples — outperformed more cyclical, economically-sensitive segments

28	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

of the markets. Overall, the economic and market environment was positive for the U.S. equity market, with low inflation and interest rates and moderate economic growth the dominant themes.

Stock Selection and Sector Allocation Decisions Overall Dampened Relative Results

Barrow Hanley: Our portion of the Fund underperformed the benchmark during the annual period, due primarily to individual stock selection. Stock selection in financials and information technology detracted most from relative results. Having an underweighted allocation to financials broadly proved prudent, as the sector lagged the benchmark during the annual period. However, our portion of the Fund had a sizable exposure to Texas banks, which hurt, as these banks’ performance struggled in the face of the sharp decline in oil prices. Also, we were penalized for avoiding REITs, which we feel are richly priced. Having overweight allocation to industrials also dampened results as did our stock selection in this sector. During the annual period, markets became defensive, as global economic growth slowed. In turn, global cyclicals like industrials, materials and energy caught the brunt of the downside. Having no exposure at all to the utilities sector, which performed strongly as investors searched for defensively-oriented yield, further detracted.

Partially offsetting these detractors was effective stock selection in the consumer discretionary and materials sectors, which contributed positively. Having an overweight allocation to consumer discretionary also helped, as a stronger U.S. dollar, lower gasoline prices and an improving U.S. economy translated to higher consumer free cash flow. Having an underweight exposure to the energy sector further buoyed relative results, as the combination of an oil supply glut and slowing capital investments in China caused the price of oil to crash during the second half of 2014.

The biggest individual detractors from our portion of the Fund’s results during the annual period were machinery manufacturer Terex, semiconductor device manufacturer II-VI and energy exploration and production company LinnCo. The top three individual contributors to our portion of the Fund’s results during the annual period were home appliance manufacturer Whirlpool, inpatient rehabilitative health care services provider HealthSouth and semiconductor solutions manufacturer Fairchild Semiconductor International.

Donald Smith: Our portion of the Fund generated positive absolute returns but modestly underperformed the benchmark during the annual period. From a broad market perspective, our portion of the Fund was hurt by the fact that the lowest price-to-tangible book decile of the benchmark, where our portion of the Fund focuses, was weakest during the annual period — the deeper the value, the poorer the performance. More specifically, detracting most was exposure to companies impacted by the commodity price decline, including oil-related companies and precious metals companies. Commodity-related stocks comprise a major and growing portion of the low price-to-tangible book universe. Declining commodity prices were reflected in the performance of these stocks, particularly in the fourth quarter when oil prices collapsed. Individual detractors from performance included drilling rig owner Paragon Offshore, drilling and rental tool provider Parker Drilling and gold and silver miner Coeur Mining. Concerns that lower commodity prices could impact the activity level of these companies caused their share prices to decline.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	94.2
Consumer Discretionary	12.6
Consumer Staples	2.1
Energy	4.8
Financials	22.1
Health Care	5.8
Industrials	20.2
Information Technology	17.8
Materials	6.8
Telecommunication Services	0.7
Utilities	1.3
Money Market Funds	5.8
Rights	0.0	(a)
Industrials	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Annual Report 2014	29

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

Positive contributors to performance included several insurance, technology and airline companies. Semiconductor device manufacturer Micron Technology saw its shares post robust double-digit gains during the annual period on healthy data memory industry conditions and benefits of its merger with Japanese semiconductor maker Elpida Memory. Electronics contract manufacturing services firm Sanmina saw its shares gain on strong earnings and an improving balance sheet. JetBlue benefited from industry consolidation, lower oil prices and thus lower jet fuel costs, and internal efforts to raise returns. In the insurance industry, holdings in Montpelier Re Holdings and Platinum Underwriters Holdings were particularly strong performers, both of which were perceived by the market as subject to acquisition.

Denver: Our portion of the Fund outperformed the benchmark during the annual period due primarily to effective stock selection. Additionally, our investment style was in favor for most of the year. After a challenging first calendar quarter during which lower quality, non-dividend paying stocks prevailed, there was a shift in market leadership to higher quality, dividend-paying small-cap stocks and to more liquid, somewhat larger small-cap stocks. Our portion of the Fund benefited from this tailwind.

More specifically, our portion of the Fund was helped most by effective stock selection in the health care, information technology and materials sectors. Only partially offsetting these positive contributors was the detracting impact of weaker stock selection in the real estate investment trust (REIT), energy and consumer cyclical industries. Being underweight in REITs, which outpaced the benchmark during the annual period, and overweight in the energy and consumer cyclicals industries, which lagged the benchmark during the annual period, also hurt.

The strongest individual contributors to our portion of the Fund’s relative results during the annual period were Questcor Pharmaceuticals, j2 Global and Dean Foods. The biggest individual disappointments in our portion of the Fund were Energy XXI, Comstock Resources and Pier 1 Imports, each of which posted meaningfully negative returns during the annual period. Exploration and production company Energy XXI was our worst performing holding in 2014 and we sold our position in the third quarter of 2014. We sold our portion of the Fund’s position in Pier 1 Imports during the third quarter of 2014, as we had become more concerned that the sluggish retail environment, particularly in home furnishings, had gotten even more promotional.

River Road: Our portion of the Fund underperformed the benchmark, struggling through much of 2014. The exception was the third quarter, which saw a sharp increase in small cap volatility — an environment in which we expect to outperform. Importantly, our portion of the Fund maintained its low volatility profile with a beta vs. the benchmark of just 0.79.

From a sector perspective, our portion of the Fund was hurt most by its lack of exposure to REITs and utilities. When interest rates fell unexpectedly in 2014, high yielding securities, such as REITs and utilities, surged. However, our strategy does not invest in REITs, having adopted an institutional approach that treats real estate as a separate asset class. That said, if a company we have purchased for the Fund converts to a REIT, we will continue to hold it as long as it meets our valuation and other criteria. Indeed, the negative impact from not investing in REITs would have been more significant in 2014 had we not held a position in GEO Group, which converted to a REIT at the end of 2013. Our strategy will

30	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

occasionally invest in a utility — typically due to other businesses or undervalued assets the company owns, but has historically been underweight in the sector vs. the benchmark. Our style of investing does not favor the low growth capital intensive, rate-regulated utility business model, particularly during periods like 2014 when the sector is richly valued. Having overweight allocations to the consumer discretionary sector and to commodity-sensitive stocks, particularly within the energy sector, also detracted. Stock selection in consumer discretionary dampened results as well. In energy, the reaction of our portion of the Fund’s smallest cap energy holdings to sharply falling oil prices was particularly severe.

On the positive side, effective security selection in the industrials, health care and consumer staples sectors boosted our portion of the Fund’s relative results. Having overweight allocations to the health care and consumer staples sectors, which outpaced the benchmark during the annual period, also contributed positively to performance.

The individual stocks that detracted most from our portion of the Fund’s relative results were Miller Energy Resources, NeuStar and Ascena Retail Group, each of which experienced losses in 2014 but had previously garnered large gains. These, in our view, are among the more difficult losers to manage in the context of our sell discipline because they tend to have a low cost basis, and thus may only be significant losers in the shorter term. Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund during the annual period were Blackhawk Network Holdings, Nordion and Myriad Genetics. Medical isotope distributor Nordion was acquired by a private equity firm at $13 per share, which was precisely our assessed absolute value for the firm. We eliminated our position in Nordion.

Segall Bryant: We began managing our portion of the Fund on August 20, 2014. From that date through the end of the annual period, our portion of the Fund underperformed the benchmark on a relative basis. Relative underperformance was primarily attributable to sector allocation overall, which detracted. Cash balances, given timing of funding, also provided a negative drag. Stock selection overall contributed positively to relative results.

From a broad perspective, we focused on improving return on invested capital within our portion of the Fund’s investments. Those names were generally not rewarded to the degree that higher yielding investments were being rewarded as a result of very low interest rates and/or due to fear of falling energy prices and a stronger U.S. dollar. More specifically, having an underweight allocation to financials — and to real estate investment trusts (REITs) and insurance companies within the sector — detracted most. Stock selection within financials hurt as well. Both stock selection in and having overweight allocations to industrials and health care further dampened our portion of the Fund’s relative results. Generally, the industrials sector performed poorly due to a broad rotation out of companies that have both energy exposure and exposure outside the U.S. in part driven by the strength in the U.S. dollar. Within health care, the largest drag was having a significant underweight to the biotechnology industry. Partially offsetting these detractors was the positive contribution made by effective stock selection in information technology, materials and consumer staples. Having an overweight allocation to the information technology sector also buoyed relative results.

The individual stocks that detracted most from our portion of the Fund’s relative results were Comstock Resources, McDermott International and PetroQuest

Annual Report 2014	31

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

Energy, each energy-related names and thus each declining on severe weakness in energy prices. We sold our portion of the Fund’s positions in Comstock Resources and McDermott International as our investment theses in each no longer held valid, but we continued to hold a position in PetroQuest Energy, as the company continued to execute on driving higher returns even at depressed energy prices. Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were computer hardware and storage company QLogic, convenience store operator Pantry and semiconductor component manufacturer Axcelis Technologies.

Snow Capital: Our portion of the Fund underperformed the benchmark on a relative basis during the period from August 20, 2014, when we assumed responsibility for a portion of the Fund’s assets, through December 31, 2014. Stock selection is always the primary driver of performance for our contrarian, fundamental, relative value investment process. The pro-cyclical focus we maintained was out of favor in the more volatile market environment of the second half of 2014.

More specifically, stock selection in the consumer discretionary, industrials, financials and health care sectors detracted most from our portion of the Fund’s relative results. Having an overweight allocation to industrials and an underweighted exposure to financials, particularly to REITs, also hurt relative performance. Partially offsetting these detractors was the positive contribution made by having an overweight allocation to health care and an underweight allocation to materials.

The individual stocks that detracted most from our portion of the Fund’s relative results were discount retailer Big Lots, graphite electrode manufacturer Graftech International and teen retailer Abercrombie and Fitch. We sold our portion of the Fund’s shares of Graftech International during the third calendar quarter. Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were domestic refiner PBF Energy, air cargo provider Atlas Air Worldwide Holdings and aircraft and parts manufacturer Spirit Aerosystems Holdings.

Purchases and Sales Drove Portfolio Changes

Barrow Hanley: During the annual period, we initiated positions in Barnes Group, Heartland Express and Tempur Sealy International. We added advanced industrial processor Barnes Group. We currently see large increases in the company’s product portfolio and value-added services. We believe this may substantially elevate both profitability and growth, which we believe have not been generally well discounted in the current environment. Heartland Express is a short-to-medium haul truckload carrier. The company recently completed a transformational merger that we believe fits well geographically, and we expect the company’s earnings power to be well above analysts’ estimates. Further, the supply/demand balance in the industry appears to be moving in favor of the carrier rather than the shipper, an indicator not seen since 2005. Tempur Sealy International has made what we believe is a transformational merger with Sealy. We expect the company to see cost reductions and revenue synergies worldwide. The company recently released its biggest and broadest offering of new models to the market and increased advertising to stimulate the market. Among the stocks we sold during the annual period were Covance and Regal Beloit. We sold Covance because the health care services provider was bought by LabCorp. We exited our

32	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

portion of the Fund’s position in industrial machinery manufacturer Regal-Beloit because we felt the value gap had disappeared, as fundamentals matched the valuation.

Our portion of the Fund is built entirely on individual stock selection. That said, our portion of the Fund’s allocations relative to the benchmark increased in the consumer discretionary and industrials sectors and decreased in the energy and materials sectors during the annual period. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the consumer discretionary, industrials and information technology sectors and was underweighted relative to the benchmark in the financials, utilities, energy and consumer staples sectors. Our portion of the Fund was rather neutrally weighted relative to the benchmark in the health care, materials and telecommunication services sectors on December 31, 2014.

Donald Smith: In addition to Paragon Offshore, mentioned earlier, we initiated new Fund positions during the annual period in Nordic American Tankers, Tidewater and Veritiv. We added to the Fund’s positions in Air France, Ardmore Shipping, AuRico Gold and Coeur Mining on stock price weakness. We eliminated our portion of the Fund’s holding in RadioShack due to concerns about its survivability. We also eliminated our portion of the Fund’s positions in JetBlue, Tech Data and WPX Energy after sizable gains that drove the stocks to our price targets. We eliminated our portion of the Fund’s position in Overseas Shipbuilding and reduced its position in Micron Technology after large upward price moves.

Due to stock appreciation, our portion of the Fund’s exposure to the insurance and technology market segments increased during the annual period. Its exposure to airlines declined due to our elimination of JetBlue from the portfolio after substantial appreciation. At year-end 2014, our portion of the Fund was most heavily weighted in the insurance, technology, airlines/aircraft leasing and papers industries.

Denver: Among the newly-initiated positions in our portion of the Fund during the annual period were GREIF, The GEO Group and FirstMerit. We purchased shares of GREIF because we felt market expectations on the company were too low. We felt the company could improve its margins and increase its sales through internal restructuring initiatives it has undertaken to better focus on its flexible packaging business, growth in the Americas and Asia-Pacific, and eventual improvement in Europe. We initiated a position in The GEO Group, based on what we perceived as its attractive valuation, its stable cash flow growth to support its more than 5% yield, and an opportunity for our portion of the Fund to invest in a non-economically sensitive REIT.

In addition to those sales already mentioned, we exited our portion of the Fund’s positions in Actuant, Tidewater and Chesapeake Lodging. We sold Actuant because we grew concerned that its guidance was overly aggressive. We felt its exposure to European industrial, agriculture and energy industries would be headwinds as the company guides to a strong recovery in organic sales growth. We exited Tidewater, as we reduced exposure to the offshore supply vessel market given a fear that drilling demand weakness in deep water by large operators may persist. We sold our portion of the Fund’s position in Chesapeake Lodging, as the stock had approached our price target.

While sector and industry weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to technology, consumer staples and basic

Annual Report 2014	33

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

materials increased relative to the benchmark during the annual period, and exposure to the medical/health care, consumer cyclical and energy segments of the market decreased relative to the benchmark. On December 31, 2014, our portion of the Fund, relative to the benchmark, was overweight in the consumer staples, capital goods and technology segments, underweight in the REIT, utilities, interest-rate sensitive, commercial services, consumer cyclicals and medical/health care segments and was rather neutrally weighted in the transportation, basic materials and energy segments.

River Road: Among the more significant purchases made during 2014 in our portion of the Fund were Progressive Waste Solutions and ePlus. Progressive Waste Solutions is the third largest non-hazardous waste management company in North America. It has a vertically integrated asset base with 67 transfer stations, 30 landfills and 49 material recovery facilities. In our view, operational improvements in the Northeast, late-cycle demand and capital allocation discipline should narrow its valuation and margin gap versus its peers. Further, its new management team has shifted focus from growing market share to creating shareholder value and improving operations. At the time of purchase, the company was trading at a 23% discount to the absolute value we had assessed. ePlus resells third party hardware, software and services to middle market and large companies. The company’s services span security, cloud, big data, mobility and other advanced technologies. While small in market cap, ePlus is a top-ten player in the approximately $200 billion value-added reseller channel. In our view, high insider ownership, hidden assets and a lack of analyst coverage have resulted in ePlus going largely unnoticed despite significant value creation. We further believe that growing information technology complexity and a shifting toward a service-oriented model should allow ePlus to continue to take market share. At the time of purchase, ePlus was trading at a 25% discount to our assessed absolute value.

In addition to the sale already mentioned, we eliminated our portion of the Fund’s position in Innophos Holdings, a global producer of specialty phosphates. Innophos reported solid second quarter 2014 results, as the ill effects of an equipment failure at the company’s Mexican plant earlier in the year dissipated and its product mix improved. Its management also boosted investor confidence by reaffirming its 2014 outlook and increasing its dividend. We sold the position from the Fund’s portfolio in August 2014, taking profits.

Changes in sector weightings within our portion of the Fund are a reflection of our bottom-up stock selection process. That said, sector weightings in information technology and industrials increased during the annual period, and sector weightings in consumer discretionary and health care decreased. At the end of the annual period, our portion of the Fund remained most overweight relative to the benchmark in information technology, industrials, telecommunication services and consumer discretionary, most underweight in financials, utilities, health care and energy and neutrally weighted in the materials and consumer staples sectors.

Segall Bryant: Among the purchases we made in our portion of the Fund were recreational vehicle manufacturer Arctic Cat, fabricated metal manufacturer NN and laser-based components provider GSI Group. Arctic Cat has a new chief executive officer (CEO) with a focus on return on invested capital in a consumer business that has struggled with what most believe are fixable issues related to poor working capital management. Similarly, NN has a new CEO with a focus on return on invested capital. NN’s new CEO has come into a business that we believe can

34	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

benefit greatly from lean initiatives and improved returns even amidst a lackluster manufacturing environment. GSI Group features relatively new management with a focus on return on invested capital.

In addition to those sales already mentioned, we sold our portion of the Fund’s investments in application software developer PTC. In our view, the reward to risk ratio pushed this stock’s risk-adjusted return into negative territory.

Changes in sector weightings are a reflection of our bottom-up stock selection process. That said, sector weightings in information technology, energy and industrials decreased by year end. We trimmed positions in information technology that had done well. We trimmed positions in energy and industrials given the impact of declining oil prices. At the end of 2014, our portion of the Fund was most overweight relative to the benchmark in health care, industrials, information technology and materials, most underweight in consumer discretionary, energy, financials and utilities, and neutral weight in telecommunication services and consumer staples.

Snow Capital: We initiated a position in oil services provider Nabors Industries, which has recently undergone a management change and a restructuring. Rapidly declining oil prices created what we perceived to be an attractive entry point for this land rig operator, which was trading, at the time of purchase, below tangible book value. We also established a position in Wesco Aircraft Holdings, which provides supply chain management services to the global aerospace industry. The company missed earnings expectations in late November 2014, as it moves from high margin but volume ad hoc orders to lower margin but more consistent contract orders. At the time of purchase, its stock was trading below its initial public offering price. We like the growth prospects for the aerospace industry, which we believe is entering a replacement cycle.

In addition to the sale of Graftech International, mentioned earlier, we sold our portion of the Fund’s position in specialty insurer Assurance, as it reached our price target. We also exited the position in Susquehanna Bancshares after BB&T announced it would acquire the company.

The most significant change in sector allocation was in the industrials sector. We increased our portion of the Fund’s already overweight allocation to industrials because we continued to find what we believed were compelling values, especially in U.S.-centric companies that should benefit from gross domestic product growth. We also increased our portion of the Fund’s exposure to the energy sector. As energy stocks reacted to the precipitous decline in the price of oil, we found what we considered to be compelling opportunities in the sector. Our exposure to the health care and consumer staples sectors decreased, as many of our holdings reached their price targets.

At the end of 2014, our portion of the Fund was overweight relative to the benchmark in the industrials, health care, energy, information technology and consumer discretionary sectors, underweight in the financials, utilities, materials and consumer staples sectors and neutral weight in the telecommunication services sector.

Looking Ahead

Barrow Hanley: Within the U.S. small-cap market, investors generally favored low beta, clean balance sheets, larger market capitalization, solid fundamentals, value

Annual Report 2014	35

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

over growth and improving return on equity in 2014. The market seemed to be looking for value, but specifically for “safe” value. Our portion of the Fund’s slightly higher beta, smaller market capitalization stocks characterized as turnarounds and misunderstood rising stars were simply not in vogue. Regardless, we remain committed to our strategy that has historically resulted in long-term added value for investors. Our strategy is bottom-up and sector agnostic. We buy stocks that exhibit significant earnings power that may be realized in the intermediate term and that we consider undervalued.

All that said, we are not oblivious to the global factors that could affect equity markets. We have recently witnessed a decoupling of the U.S. economy from the world economy. U.S. GDP surpassed emerging GDP for the first time since 1999. Japan continues to suffer from structural issues and now has a negative savings rate. Negative employment trends in China could lead to social and political unrest. Quantitative easing in Europe could further weaken the euro. Falling oil prices are crumpling the economies of major oil producing nations like Brazil and Russia. Yet with cheap oil and a strong U.S. dollar, the U.S. consumer, who represents 70% of U.S. GDP, looks strong, and a strong U.S., in our view, bodes well for our portion of the Fund’s portfolio of U.S. small-cap stocks. Further, we continue to wait for a major U.S. capital expenditure cycle and a return of non-residential construction to normal growth rates. Regardless of whether these headwinds or tailwinds come to fruition, we believe our bottom-up constructed portfolio of misunderstood value stocks gives us the opportunity to deliver performance over the long term.

Donald Smith: As bottom-up investors, we do not base our strategy on any macroeconomic view. At year-end 2014, our portion of the Fund’s portfolio sold at 94% of tangible book value. This compared quite favorably with the benchmark at 261% of tangible book value at December 31, 2014 as well as the Russell 2000 Index at 376% and the S&P 500 Index at 542% on the same date. Going forward, we currently intend to continue to closely monitor companies in the commodity sectors, which comprise a major portion of the low price-to-tangible book value universe. We have been cautious on oil prices, so more of our portion of the Fund’s energy exposure is natural gas-related at this time. Precious metal stocks represented approximately 6.8% of our portion of the Fund’s total assets at the end of 2014. Looking ahead, we currently continue to favor a number of names in the aircraft leasing, technology and insurance market segments, as many sell at, near or under book value and with what we consider to be attractive multiples of potential earnings.

Denver: Our portfolio decisions are on a stock-by-stock basis rather than any top-down macro view and reflect individual opportunities that are driven by their own unique catalysts. That said, we do currently believe the shift that took place during 2014 toward rewarding higher quality, dividend-paying stocks may persist in 2015.

River Road: The U.S. equity markets have enjoyed a long period of high returns, low volatility and robust multiple expansion, as hyper-easy monetary policy has kept interest rates low and pushed investors out the risk curve. Until the Federal Reserve (the Fed) began tightening monetary policy in January 2014 with the taper of its latest round of quantitative easing, these conditions favored small cap stocks. Unfortunately, at this time, we believe the Fed will likely be tightening further in the year ahead, while credit spreads have already widened significantly. Without a major surprise, we believe small cap earnings growth is poised to decrease, volatility to increase and chief executive officer confidence to decline. The global

36	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Partners Small Cap Value Fund

scenario certainly still has a number of geopolitical risks. All that said, in our view, relative small cap performance should benefit from a strong U.S. dollar and a continued recovery in the housing market. However, we believe these tailwinds may be unable to overcome the many headwinds small caps will face. Given this backdrop, we currently believe our portion of the Fund is reasonably well positioned for a period of heightened volatility and lower returns. Further, our style of investing tends to be somewhat defensive. Thus we do not anticipate that our outlook will affect the positioning of our portion of the Fund at this time.

Segall Bryant: In managing our portion of the Fund, we are focused on bottom-up stock selection rather than any top-down view, so there is not a great influence on our strategy from a macroeconomic perspective. That said, we are cognizant of energy’s impact on companies as well as the impact of foreign currency and geographic economic growth differentials. Given that several companies in our portion of the Fund’s portfolio were acquired in recent months, we intend at this time to seek to increase our portion of the Fund’s exposure to consumer staples. We also currently intend to focus on increasing allocations to companies with more U.S. exposure as opposed to companies that derive a large percentage of business from Europe and Asia. We may also look to modestly reduce our portion of the Fund’s exposure to the materials sector, though many of the companies in our portion of the Fund are chemicals-related and thus may benefit from lower input prices. If inflation begins to increase, we might rethink our positioning within energy-related companies and consumer-oriented companies, though we do not anticipate such a trend reversal in the near term

Snow Capital: Looking ahead, we currently see opportunity in a variety of areas. The U.S. economy should continue its steady economic recovery, in our view, boosted by GDP growth, lower unemployment, and to some extent, lower gas prices for consumers. Our portion of the Fund was overweight the industrials and consumer discretionary sectors at the end of 2014 as a result. Another area of opportunity we see is in the energy sector. Companies in this sector were trading at the end of the calendar year at steep discounts to historical valuations. While some of these valuations are justified, we feel others may represent compelling buying opportunities. Further, interest rates returning to historic lows have long weighed on financials. At this time, we believe interest rates will rise in mid-2015, creating another more compelling risk/reward opportunity. Finally, we believe the risk-off rotation that benefited yield-paying and defensive sectors at the end of 2014 could reverse in 2015, as investors choose stocks based on valuation rather than perceived safety. As we move forward, we intend to continue to look for inexpensive stocks that should benefit from these themes. Meanwhile, we believe equity markets in general may be supported by continued global economic growth, with the U.S. recovery being the leading economy. We note that our portion of the Fund derives the majority of its revenue from domestic sources. Of course, any unexpected deceleration in the economic recovery in the U.S., or worst case scenario — recession — could have in the near term reverberations through the equity markets and our portion of the Fund’s holdings.

Annual Report 2014	37

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Sit Dividend Growth Fund

Performance Summary

>	Variable Portfolio — Sit Dividend Growth Fund (the Fund) Class 3 shares returned 11.75% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the S&P 500 Index, which rose 13.69% over the same period.

>

While the Fund generated solid double-digit absolute gains, its underperformance of the benchmark can be attributed in part to its bias toward high quality stocks during a period when higher beta stocks drove advances in the U.S. equity market and in part to mixed results from stock selection and sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	11.92	11.44	5.36
Class 2*	05/03/10	11.57	11.21	5.24
Class 3	05/01/06	11.75	11.31	5.29
S&P 500 Index		13.69	15.45	7.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

38	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Sit Dividend Growth Fund

Performance of a Hypothetical $10,000 Investment (May 1, 2006 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Sit Dividend Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	39

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Sit Dividend Growth Fund

Portfolio Management

Sit Investment Associates, Inc.

Roger Sit

Kent Johnson

Michael Stellmacher

Top Ten Holdings (%) (at December 31, 2014)
Microsoft Corp.	2.8
Johnson & Johnson	2.5
Home Depot, Inc. (The)	2.4
Honeywell International, Inc.	2.4
JPMorgan Chase & Co.	2.3
Medtronic, Inc.	2.2
PepsiCo, Inc.	2.2
Verizon Communications, Inc.	2.2
Apple, Inc.	2.0
Intel Corp.	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	97.5
Consumer Discretionary	10.8
Consumer Staples	9.1
Energy	7.5
Financials	14.9
Health Care	17.3
Industrials	17.2
Information Technology	12.6
Materials	1.9
Telecommunication Services	2.6
Utilities	3.6
Equity Funds	1.2
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2014, approximately 97% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 11.75%. The Fund underperformed its benchmark, the S&P 500 Index, which rose 13.69% over the same period. While the Fund generated solid double-digit absolute gains, its underperformance of the benchmark can be attributed in part to its bias toward high quality stocks during a period when higher beta stocks drove advances in the U.S. equity market and in part to mixed results from stock selection and sector allocation.

Corporate Profit Growth Was Resilient Despite Numerous Headwinds

Investors faced numerous macro issues in 2014, including the ending of the U.S. Federal Reserve’s (the Fed’s) quantitative easing program, a dramatic decline in the price of oil, rising geopolitical tensions in Russia and the Middle East, stagnating global economic growth, concerns of deflation in Europe and Japan, and slowing economic growth in China.

The global economy grew at a modest 2.4% rate in 2014, with the developed economies of the U.S. and the U.K. seeing gradual economic acceleration and the developing economies of China, Southeast Asia and Latin America seeing a moderation in growth. Continental Europe and Japan also continued to struggle. The combination of continued employment gains in the U.S., the significant decline in the price of oil, and the strengthening U.S. dollar suggested sustainable economic growth in the U.S., but the U.S. received minimal help from the rest of the world in driving global gross domestic product (GDP) growth. What economic improvement there was in the U.S. and globally was aided by ongoing, significant worldwide central bank liquidity and low interest rates. While the Fed concluded its quantitative easing program as scheduled in October 2014, other central banks around the world maintained highly accommodative monetary policies.

Despite the numerous macro headwinds, corporate profit growth was resilient. For the year, large-cap stocks outperformed small-cap stocks, and all of the major U.S. equity indices had positive absolute returns. However, the dramatic decline in the price of oil during the second half of 2014 created significant intra-sector volatility. For the full year, the energy sector was the worst performer in the benchmark and the only sector with a negative absolute return.

Focus On High Quality Stocks Hampered Results

Throughout the first half of 2014, lower quality equities outperformed the overall market. This made it difficult for the Fund to outperform the benchmark given the Fund’s high quality bias. This trend began to reverse in the second half of 2014 when higher quality equities performed better than lower quality equities.

40	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Sit Dividend Growth Fund

From a sector perspective, the Fund’s underperformance can be attributed primarily to stock selection in the financials, energy and telecommunication services sectors. Having overweight allocations to the energy and industrials sectors and an underweight exposure to the information technology sector also detracted. Additionally, having a cash position, albeit modest, during an annual period when the equity market rose, hampered relative results.

Overall, the largest individual stock detractors on a relative basis were asset manager Waddell & Reed Financial, energy service company Helmerich & Payne and energy company Occidental Petroleum. Each of these stocks lagged the benchmark for the annual period. Waddell & Reed Financial lagged due to investment staff departures, poor investment performance and negative fund flows. We sold the Fund’s position in Waddell & Reed Financial by the end of the annual period. The significant decline in the price of oil during the second half of 2014 had negative implications for most energy-related companies, including Helmerich & Payne and Occidental Petroleum, both of which remained in the Fund’s portfolio at the end of the annual period.

On the positive side, stock selection in consumer discretionary, industrials and information technology proved effective. Having an underweighted allocation to consumer discretionary, which lagged the benchmark during the annual period, also contributed positively to relative results.

Individual securities that contributed most to the Fund’s results included semiconductor manufacturer and supplier to wireless handset manufacturers Avago Technologies; medical device manufacturer Covidien, which is being acquired by Medtronic; and home improvement retailer Home Depot, which benefited from the improvement in the U.S. economy and in U.S. consumer trends.

Bottom-Up Process Drove Portfolio Changes

Portfolio turnover in 2014 was 49%, which was at the higher end of our range. Much of the turnover took place during the second half of the year and was the result of a combination of a weakening European economy, a strengthening U.S. dollar and a significant decline in the price of oil. As a result of these developments, we shifted the Fund’s portfolio during the second half of the year toward a slightly more defensive positioning, actively reducing allocations to equities exposed to the energy sector and related capital expenditure and increasing exposure to domestically-oriented equities we believe are benefiting from strength in the U.S. economy and the U.S. consumer.

Consistent with these thematic changes, some of the new names added to the Fund’s portfolio included Delphi Automotive, Genuine Parts, Archer-Daniels Midland, J.M. Smucker, PNC Financial, T. Rowe Price, Kimberly-Clark, Becton Dickinson, Medtronic, St. Jude Medical, Equifax, Lockheed Martin, Macquarie Infrastructure, Raytheon, Republic Services, Ryder Systems, CenterPoint Energy, H&R Block, Starbucks, Alexandria Real Estate Equities, AvalonBay Communities, PacWest Bancorp, Prudential Financial, Zimmer Holdings and Illinois Tool Works. Some of the stocks sold from the Fund’s portfolio included Caterpillar, Eaton, McDonald’s, NIKE, Viacom, Colgate-Palmolive, Wal-Mart Stores, Marathon Oil, National Oilwell Varco, Seadrill Nike, IBM, Waddell & Reed Financial, United Technologies and WW Grainger.

Annual Report 2014	41

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Sit Dividend Growth Fund

Based on these bottom-up decisions, the Fund’s allocations relative to the benchmark in the consumer services, retail, finance and health technology industries increased during the annual period and its relative exposure to the energy and industrial services industries decreased. As of December 31, 2014, the Fund’s largest sector overweight relative to the benchmark was in health care, and its largest sector underweight vs. the benchmark was in information technology.

Looking Ahead

We currently expect the global economy to grow at a modest 2.5% to 3.5% rate in 2015, with the developed economies of the U.S. and the U.K. seeing gradual economic acceleration, the developing economies seeing a moderation in growth, and Continental Europe and Japan continuing to struggle. While there is clear evidence of strengthening in the U.S. economic recovery, we believe growth may remain at subpar levels. At this time, our full year estimate for real U.S. GDP growth in 2015 is 3.0%.

As indicated earlier, the Fed concluded its quantitative easing program on schedule in October 2014, but other central banks have maintained highly accommodative monetary policies, which we believe should continue to be favorable for economic growth and financial assets. We currently anticipate a year of increased volatility for financial markets due to uncertainties about both the timing of short-term interest rate hikes and the price of oil. With respect to our outlook for equities, we believe overall market earnings growth will likely be more subdued over the next year, which may favor the high quality, dividend-paying growth-oriented companies that characterize the Fund’s holdings. We presently intend to continue to focus on companies with more exposure to the domestic economy along with more defensive sectors that we believe are better able to weather the uncertainties currently dominating.

Although corporate earnings growth may be somewhat softer in 2015, in our view, market valuations were fair at the end of the annual period, and U.S. financial markets should continue to benefit from the strong U.S. dollar and the clear relative attractiveness of the U.S. compared to almost every other area of the world. That said, the strength of the U.S. and global economy may well be the key variable going forward, and strong company fundamentals and quality earnings growth the key determinants of stock price appreciation. Given the economic weakness in Europe, the threat of a political or economic crisis is higher, as is geopolitical risk in the Middle East or Russia because of declining oil revenues. The increased risk of unpredictable external shocks to U.S. financial markets is another reason to maintain the Fund’s emphasis on high quality companies that we believe can withstand such events.

42	Annual Report 2014

Columbia Variable Portfolio Funds

Performance Overview

Variable Portfolio – Victory Established Value Fund

Performance Summary

>	Variable Portfolio — Victory Established Value Fund (the Fund) Class 3 shares returned 12.03% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 14.75% over the same period.

>	The Fund’s underperformance of the benchmark can be attributed primarily to sector allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	12.22	15.35	8.10
Class 2*	05/03/10	11.90	15.08	7.90
Class 3	02/04/04	12.03	15.23	8.04
Russell Midcap Value Index		14.75	17.43	9.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	43

Columbia Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio – Victory Established Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Victory Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

44	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio – Victory Established Value Fund

At December 31, 2014, approximately 96% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 12.03%. The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 14.75% over the same period. The Fund’s underperformance of the benchmark can be attributed primarily to sector allocation decisions.

U.S. Equity Markets Rallied As U.S. Economy Improved

The U.S. equity markets finished a relatively strong year with a closing fourth quarter rally following a swift pullback in October 2014. The U.S. economy continued to exhibit steady growth through the final quarter of 2014, coming off particularly strong second and third quarter readings for domestic gross domestic product (GDP), with the latter revised higher to a 5% annualized rate. Despite the moderation toward the end of the year in readings from both the manufacturing and non-manufacturing Purchasers’ Managers Indices, both maintained solid levels. Employment remained in a favorable trend, as evidenced by jobless claims and improving hiring intentions, although uneven wage growth persisted. Ongoing gains in employment, coupled with a significant decline in energy prices, led to rising disposable income along with rising consumer confidence, as evidenced in recent surveys.

While U.S. economic growth remained steady over most of the year, growth in international developed and emerging markets faltered. The relative strength of the U.S. economy, coupled with the end of the domestic monetary easing cycle, led to accelerating strength in the U.S. dollar. Despite the favorable backdrop for U.S. economic growth, interest rates declined during most of 2014, as the Federal Reserve (the Fed) was winding down its most recent quantitative easing program. The dramatic fall in the 10-year U.S. Treasury note yield as well as the associated flattening of the yield curve confounded investors.

The macroeconomic backdrop had a meaningful impact on the divergent relative returns of sectors and industries across the U.S. equity markets. The most notable perhaps was the leadership of more defensive areas of the market, with the top performing sectors being health care, telecommunication services, utilities and consumer staples, which each outpaced the benchmark during the annual period. The energy sector posted a negative return, impacted by the precipitous drop in oil prices.

Sector Allocation Dampened Fund Performance

The Fund underperformed the benchmark during the annual period due primarily to sector allocation decisions. Stock selection overall contributed positively to the Fund’s results, with stock selection in five of the nine sectors where the Fund had exposure adding value. Also, from a broad perspective, the ongoing withdrawal of

Portfolio Management

Victory Capital Management Inc.

Gary Miller

Jeffrey Graff, CFA

Gregory Connors

James Albers, CFA

Michael Rodarte, CFA

Top Ten Holdings (%) (at December 31, 2014)
Devon Energy Corp.	2.4
Fidelity National Information Services, Inc.	2.4
Chubb Corp. (The)	2.2
Nordstrom, Inc.	2.1
Willis Group Holdings PLC	2.1
Reliance Steel & Aluminum Co.	2.1
Patterson Companies, Inc.	2.0
Markel Corp.	2.0
Alexandria Real Estate Equities, Inc.	2.0
Analog Devices, Inc.	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	97.4
Consumer Discretionary	9.2
Consumer Staples	4.5
Energy	3.3
Financials	23.5
Health Care	9.3
Industrials	14.0
Information Technology	18.2
Materials	8.8
Utilities	6.6
Money Market Funds	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2014	45

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Victory Established Value Fund

liquidity from the Fed as it wound down its quantitative easing program was largely a tailwind for the Fund, as it led to higher quality issues outperforming lower quality stocks. This benefited the Fund, as our process favors companies with strong return profiles, balance sheets and cash flow with a history of solid capital allocation decisions.

More specifically, an underweight allocation to the utilities sector and overweight exposures to the consumer discretionary and industrials sectors were the main headwinds to relative performance. Stock selection in consumer discretionary and information technology also hurt. Stock selection in materials also detracted, particularly in the metals and mining industry. Partially offsetting these detractors were the positive contributions made by effective stock selection in the energy, consumer staples and industrials sectors. Having an underweighted allocation to energy and an overweighting to information technology also helped.

From an individual security perspective, detracting most from the Fund’s results relative to the benchmark were positions in independent oil and gas company Denbury Resources, cutting tools provider Kennametal and specialty infrastructure construction contractor MasTec. Fracking company Denbury Resources was negatively impacted by the swift decline in energy prices. Shares of Kennametal declined, as weakness persisted within the company’s infrastructure segment, especially in energy markets. Despite gradually improving trends within the company’s industrial segment, its management lowered its fiscal 2015 forecast due to lowered sales growth. Shares of MasTec fell due to a slower outlook for capital spending from its largest customer, AT&T, just after the company had announced its acquisition of DirecTV, who is also a significant customer. In addition, MasTec’s oil and gas pipeline business experienced a delay in a major project, which lowered the company’s outlook.

The Fund benefited most relative to the benchmark from positions in medical equipment provider CareFusion, airline Southwest Airlines and real estate services provider Jones Lang LaSalle. Shares of CareFusion climbed significantly during the annual period, benefiting from an announced acquisition by Becton Dickinson during the fourth quarter of 2014. Shares of Southwest Airlines benefited, as passenger demand was strong, capacity was essentially flat, and fuel costs trended lower. Returns improved for the airline, as industry consolidation has resulted in a more rational competitive environment. Shares of Jones Lang LaSalle rose on the back of strong capital market volumes and earnings results, which showed improved leasing activity in most geographies. Commercial real estate market activity accelerated, and Jones Lang LaSalle maintained or expanded its market share in most areas.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Waddell & Reed Financial. Portfolio manager turnover and poor performance in a large fund caused the shares of this investment advisory firm to underperform during the annual period, which resulted in a valuation at a discount to its peers as well as to its own historical levels. We believe the concerns about the company are overblown, and the price at the time of our purchase was, in our view, presenting an attractive entry point to own a high quality asset manager. Waddell & Reed Financial currently generates significant free cash flow and is expected to return cash to shareholders.

We established a Fund position in Ingredion, a leading global producer of sweeteners and starches, as its shares had underperformed the market and its peers

46	Annual Report 2014

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Victory Established Value Fund

in 2013. Its underperformance had been the result of a challenging demand environment in many emerging economies and of changes in regulations on high fructose corn syrup in Mexico. With expectations significantly reduced, we believed its valuation at a discount to peers and to historical averages, its 2.5% dividend yield, and its strong balance sheet and market leading position combined for a compelling opportunity to own its shares.

Among the sales made during the annual period were the shares of MasTec, which we sold due to deteriorating conditions in the company’s telecommunications and oil pipeline businesses. Additionally, we were concerned about continued acquisitions by its management resulting in what we considered to be higher risk and less financial flexibility at the company during a period of low visibility into customers’ spending plans.

We exited the Fund’s position in Regal Beloit, as the company’s announced acquisition appears to us to be expensive and to increase integration and execution risk in the coming quarters. The margins of the acquired company are strong and do not seem to leave significant room for improvement relative to peers. Additionally, we believe the company’s higher leverage as a result of the deal increases the financial risk in its shares.

We sold the Fund’s position in Clean Harbors due to persistent underperformance versus company-provided targets, poor cash generation, and few discernible catalysts to improve performance in the intermediate term.

Driven by our bottom-up investment process, the Fund’s exposures to the consumer discretionary and industrials sectors decreased during the annual period. The decrease in weightings were due to a combination of less attractive relative value coupled with a less compelling risk/reward profile for individual companies within these sectors. The Fund’s allocations to health care and consumer staples increased during the annual period. As of December 31, 2014, the Fund had overweight positions relative to the benchmark in the information technology, industrials, materials and consumer staples sectors. On the same date, the Fund had underweight allocations compared to the benchmark to the financials, utilities, consumer discretionary, energy and health care sectors. The Fund had no exposure to the telecommunication services sector at the end of 2014.

Looking Ahead

Given the ongoing removal of excess emergency liquidity that the Fed had injected into the U.S. economy, it is our current expectation that higher quality firms should continue to flourish for a time at the expense of lower quality firms due to the attractive relative valuations of higher quality stocks. As such, we expect to continue to favor the attributes that our process typically leads us to — that is, leading businesses in sound financial condition and trading at undemanding valuation levels with company-specific fundamental drivers to propel their share prices back to fair value. We emphasize building the portfolio around businesses run by superior operators and stewards of capital focused on investing in the business for the long term to boost returns, grow revenue and earnings while deploying cash to enhance shareholder returns. We buy companies with these attributes when we believe the market is undervaluing their prospects due to cyclical pressures or a misunderstanding of the business. Additionally, within the context of higher quality businesses, while the market has recently been enamored with domestic-focused businesses given the relative strength in the U.S. economy,

Annual Report 2014	47

Columbia Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio – Victory Established Value Fund

we will likely look to companies with international exposure as the valuation spreads among U.S.-sourced versus international-sourced revenues continues to widen, leading to potentially relative attractive opportunities for long-term investors.

From a sector perspective, as the risk/reward profiles of consumer discretionary and consumer staples sectors moderate on the back of strong relative performance, we believe it is reasonable at this time to expect some reduction among those positions. Likewise, the relative underperformance of industrials and materials during 2014 may lead us to uncover opportunities within those sectors in the months ahead. Given the recent rally in the interest rate-sensitive sectors, such as utilities and financials, it would be reasonable to expect the Fund to remain underweight in these sectors in the near term.

48	Annual Report 2014

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio – Diversified Bond Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,009.90	1,022.43	2.79	2.80	0.55
Class 2	1,000.00	1,000.00	1,008.90	1,021.17	4.05	4.08	0.80
Class 3	1,000.00	1,000.00	1,009.90	1,021.78	3.44	3.47	0.68

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014	49

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Columbia Variable Portfolio – Emerging Markets Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	924.50	1,018.90	6.06	6.36	1.25
Class 2	1,000.00	1,000.00	924.10	1,017.64	7.27	7.63	1.50
Class 3	1,000.00	1,000.00	924.10	1,018.25	6.69	7.02	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Variable Portfolio – Global Bond Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	957.10	1,021.58	3.55	3.67	0.72
Class 2	1,000.00	1,000.00	956.00	1,020.32	4.78	4.94	0.97
Class 3	1,000.00	1,000.00	957.90	1,020.92	4.19	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Variable Portfolio – Large Core Quantitative Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,087.30	1,021.48	3.89	3.77	0.74
Class 2	1,000.00	1,000.00	1,086.00	1,020.21	5.21	5.04	0.99
Class 3	1,000.00	1,000.00	1,086.60	1,020.82	4.58	4.43	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

50	Annual Report 2014

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,031.50	1,022.33	2.92	2.91	0.57
Class 2	1,000.00	1,000.00	1,030.70	1,021.07	4.20	4.18	0.82
Class 3	1,000.00	1,000.00	1,031.60	1,021.73	3.53	3.52	0.69

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio – Partners Small Cap Value Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	990.90	1,020.72	4.47	4.53	0.89
Class 2	1,000.00	1,000.00	989.50	1,019.46	5.72	5.80	1.14
Class 3	1,000.00	1,000.00	990.00	1,020.11	5.07	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Sit Dividend Growth Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,054.80	1,021.32	3.99	3.92	0.77
Class 2	1,000.00	1,000.00	1,053.20	1,020.06	5.28	5.19	1.02
Class 3	1,000.00	1,000.00	1,053.70	1,020.67	4.66	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	51

Columbia Variable Portfolio Funds

Understanding Your Fund’s Expenses (continued)

(Unaudited)

Variable Portfolio – Victory Established Value Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,037.70	1,020.67	4.62	4.58	0.90
Class 2	1,000.00	1,000.00	1,036.40	1,019.41	5.90	5.85	1.15
Class 3	1,000.00	1,000.00	1,036.70	1,020.06	5.24	5.19	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

52	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 35.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.2%
Bombardier, Inc.(b) Senior Unsecured
04/15/19	4.750%	205,000	205,769
03/15/20	7.750%	174,000	188,790

Huntington Ingalls Industries, Inc.(b)
12/15/21	5.000%	128,000	130,240

L-3 Communications Corp.
05/28/24	3.950%	4,950,000	4,990,951

TransDigm, Inc.
10/15/20	5.500%	19,000	18,573
07/15/24	6.500%	636,000	639,180

Total			6,173,503

Automotive 0.7%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	158,000	161,160
03/15/21	6.250%	239,000	250,950

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	1,774,000	1,864,917

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	183,000	193,980

Ford Motor Co. Senior Unsecured
02/01/29	6.375%	3,980,000	4,805,452
07/16/31	7.450%	4,391,000	5,961,200

Gates Global LLC/Co.(b)
07/15/22	6.000%	51,000	48,843

General Motors Co. Senior Unsecured
10/02/18	3.500%	5,970,000	6,089,400
10/02/23	4.875%	422,000	451,540

General Motors Financial Co., Inc.
09/25/21	4.375%	152,000	158,650

Jaguar Land Rover Automotive PLC(b)
11/15/19	4.250%	209,000	210,567
02/01/23	5.625%	106,000	111,565

Schaeffler Finance BV(b) Senior Secured
05/15/21	4.250%	360,000	351,000
05/15/21	4.750%	325,000	325,000

Schaeffler Holding Finance BV Senior Secured PIK(b)
11/15/19	6.250%	296,000	304,880

Tenneco, Inc.
12/15/24	5.375%	135,000	138,375

Total			21,427,479

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banking 8.5%
Ally Financial, Inc.
03/15/20	8.000%	1,672,000	1,972,960
Senior Unsecured
09/30/24	5.125%	593,000	601,895

BNP Paribas SA(b)(c)
06/29/49	5.186%	8,856,000	8,856,000

Bank of America Corp. Senior Unsecured
01/11/23	3.300%	5,552,000	5,552,427
Subordinated Notes
05/02/17	5.700%	4,090,000	4,421,315

Bank of America Corp.(c)
12/31/49	6.250%	8,045,000	7,951,976

Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	1,680,000	1,904,611

Bank of New York Mellon Corp. (The)(c)
12/29/49	4.500%	5,250,000	4,830,000

Barclays Bank PLC(c)
12/15/49	6.278%	2,680,000	2,760,400
12/31/49	6.625%	13,675,000	13,093,812
12/31/49	8.250%	5,500,000	5,637,054
Subordinated Notes
04/10/23	7.750%	1,763,000	1,921,670

Barclays PLC Subordinated Notes
09/11/24	4.375%	1,790,000	1,728,331

Citigroup, Inc. Subordinated Notes
08/25/36	6.125%	2,455,000	2,926,534

Citigroup, Inc.(c) Senior Unsecured
08/14/17	0.723%	11,060,000	10,985,876

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(b)(c)
12/31/49	11.000%	4,445,000	5,720,715

Credit Agricole SA(b)(c)
12/31/49	8.375%	2,023,000	2,331,508

Discover Financial Services Senior Unsecured
04/27/22	5.200%	3,005,000	3,318,737
11/21/22	3.850%	3,204,000	3,259,756

Fifth Third Bancorp(c)
12/31/49	5.100%	9,278,000	8,582,150

HBOS PLC Subordinated Notes(b)
05/21/18	6.750%	20,490,000	22,836,023

HSBC Holdings PLC(c)
12/31/49	6.375%	10,397,000	10,500,970

HSBC USA, Inc. Subordinated Notes
09/27/20	5.000%	4,755,000	5,210,909

JPMorgan Chase & Co. Senior Unsecured
01/25/23	3.200%	4,035,000	4,039,551

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	53

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

JPMorgan Chase & Co.(c)
12/31/49	6.100%		4,414,000	4,414,000

JPMorgan Chase Capital XXI(c)
02/02/37	1.182%		19,497,000	15,987,540

KBC Groep NV(c)
12/31/49	5.625%	EUR	6,165,000	7,292,110

Lloyds Banking Group PLC Subordinated Notes
11/04/24	4.500%		3,950,000	3,986,099

Lloyds Banking Group PLC(b)(c)
12/31/49	6.413%		2,596,000	2,764,740
12/31/49	6.657%		4,927,000	5,259,573

M&T Bank Corp.
12/31/49	6.875%		5,655,000	5,782,237

Mellon Capital IV(c)
06/29/49	4.000%		535,000	422,650

Natixis SA(b)(c)
12/31/49	10.000%		4,305,000	5,004,563

PNC Financial Services Group, Inc. (The)(c)
05/29/49	4.451%		2,092,000	2,092,000

Rabobank Capital Funding Trust III(b)(c)
12/31/49	5.254%		7,285,000	7,561,830

Royal Bank of Scotland Group PLC Subordinated Notes
05/28/24	5.125%		479,000	487,234

Royal Bank of Scotland PLC (The) Subordinated Notes
03/16/22	9.500%		3,455,000	3,926,317

Santander Holdings USA, Inc. Senior Unsecured
08/27/18	3.450%		10,399,000	10,797,240

State Street Capital Trust IV(c)
06/01/67	1.241%		4,469,000	3,709,270

State Street Corp.
03/15/18	4.956%		11,740,000	12,714,995

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%		342,000	380,475

U.S. Bancorp Subordinated Notes
07/15/22	2.950%		3,993,000	3,936,196

UBS Preferred Funding Trust V(c)
05/29/49	6.243%		1,570,000	1,621,041

Wachovia Capital Trust III(c)
03/29/49	5.570%		3,177,000	3,067,394

Wells Fargo & Co.(c)
12/31/49	5.900%		5,130,000	5,168,475

Wells Fargo Capital X
12/15/36	5.950%		2,703,000	2,750,303

Total				250,071,462

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Brokerage/Asset Managers/Exchanges —%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	339,000	359,340
11/15/22	5.375%	291,000	297,548

Total			656,888

Building Materials 0.1%
Allegion US Holding Co., Inc.
10/01/21	5.750%	433,000	457,897

American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	523,000	525,615

Building Materials Corp. of America Senior Unsecured(b)
11/15/24	5.375%	213,000	212,468

Gibraltar Industries, Inc.
02/01/21	6.250%	103,000	104,545

HD Supply, Inc.
07/15/20	7.500%	830,000	869,425
Secured
04/15/20	11.000%	190,000	216,600

HD Supply, Inc.(b) Senior Secured
12/15/21	5.250%	215,000	218,762

Nortek, Inc.
04/15/21	8.500%	303,000	324,210

USG Corp.(b)
11/01/21	5.875%	81,000	81,810

Total			3,011,332

Cable and Satellite 0.5%
CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	150,000	151,125
04/30/21	6.500%	172,000	180,600
01/31/22	6.625%	254,000	269,875
09/30/22	5.250%	192,000	191,520

CCOH Safari LLC
12/01/22	5.500%	147,000	149,205
12/01/24	5.750%	668,000	675,515

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	609,000	683,602

CSC Holdings LLC(b) Senior Unsecured
06/01/24	5.250%	332,000	333,660

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	167,000	169,088

Cequel Communications Holdings I LLC/Capital Corp.(b) Senior Unsecured
09/15/20	6.375%	720,000	745,200
12/15/21	5.125%	65,000	63,050

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DISH DBS Corp.
06/01/21	6.750%	964,000	1,036,300

DISH DBS Corp.(b)
11/15/24	5.875%	15,000	15,075

Hughes Satellite Systems Corp.
06/15/21	7.625%	137,000	150,700
Senior Secured
06/15/19	6.500%	203,000	217,718

Intelsat Jackson Holdings SA
10/15/20	7.250%	521,000	550,306

Intelsat Luxembourg SA
06/01/21	7.750%	148,000	148,370
06/01/23	8.125%	149,000	151,980

Mediacom Broadband LLC/Corp.
04/15/21	5.500%	38,000	38,190

Numericable-SFR(b) Senior Secured
05/15/19	4.875%	181,000	179,416
05/15/22	6.000%	455,000	457,502

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	349,000	356,853

Time Warner Cable, Inc.
05/01/37	6.550%	2,685,000	3,456,908
09/01/41	5.500%	1,333,000	1,548,843

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/25	5.000%	529,000	530,322

Videotron Ltd.
07/15/22	5.000%	203,000	206,553

Videotron Ltd.(b)
06/15/24	5.375%	112,000	114,240

Virgin Media Finance PLC(b)
10/15/24	6.000%	200,000	209,250

Virgin Media Secured Finance PLC Senior Secured(b)
04/15/21	5.375%	182,000	188,825

Total			13,169,791

Chemicals 0.4%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b)
05/01/21	7.375%	583,000	615,065

Celanese U.S. Holdings LLC
06/15/21	5.875%	468,000	496,080

Eco Services Operations LLC/Finance Corp. Senior Unsecured(b)
11/01/22	8.500%	244,000	247,660

Huntsman International LLC
11/15/20	4.875%	149,000	147,882

Huntsman International LLC(b)
11/15/22	5.125%	103,000	101,455

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

INEOS Group Holdings SA(b)
08/15/18	6.125%	63,000	60,323
02/15/19	5.875%	269,000	254,877

JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	399,000	438,900

LYB International Finance BV
03/15/44	4.875%	4,260,000	4,382,539

Methanex Corp. Senior Unsecured
12/01/44	5.650%	935,000	955,987

NOVA Chemicals Corp.(b) Senior Unsecured
08/01/23	5.250%	171,000	172,710
05/01/25	5.000%	652,000	647,110

PQ Corp. Secured(b)
05/01/18	8.750%	1,286,000	1,331,010

WR Grace & Co.(b)
10/01/21	5.125%	363,000	372,075
10/01/24	5.625%	93,000	96,953

Total			10,320,626

Construction Machinery 0.1%
Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	128,000	136,960

Case New Holland Industrial, Inc.
12/01/17	7.875%	587,000	645,700

Columbus McKinnon Corp.
02/01/19	7.875%	274,000	284,960

H&E Equipment Services, Inc.
09/01/22	7.000%	170,000	174,888

United Rentals North America, Inc.
04/15/22	7.625%	288,000	316,656
06/15/23	6.125%	475,000	498,750
11/15/24	5.750%	191,000	196,730
Secured
07/15/18	5.750%	263,000	274,177

Total			2,528,821

Consumer Cyclical Services 0.1%
ADT Corp. (The) Senior Unsecured
03/15/20	5.250%	209,000	211,612
07/15/22	3.500%	203,000	173,058

APX Group, Inc.
12/01/20	8.750%	205,000	173,097
Senior Secured
12/01/19	6.375%	467,000	447,152

APX Group, Inc.(b)
12/01/20	8.750%	114,000	97,185

IHS, Inc.(b)
11/01/22	5.000%	396,000	392,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	55

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Monitronics International, Inc.
04/01/20	9.125%	290,000	274,775

Total			1,768,919

Consumer Products 0.1%
Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	579,000	615,187

Spectrum Brands, Inc.
03/15/20	6.750%	403,000	421,135
11/15/20	6.375%	247,000	258,733
11/15/22	6.625%	299,000	316,193

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	261,000	255,128

Tempur Sealy International, Inc.
12/15/20	6.875%	487,000	517,437

Total			2,383,813

Diversified Manufacturing 0.5%
Entegris, Inc.(b)
04/01/22	6.000%	256,000	259,200

General Electric Co. Senior Unsecured
10/09/42	4.125%	10,405,000	10,771,370
03/11/44	4.500%	3,800,000	4,177,044

Hamilton Sundstrand Corp. Senior Unsecured(b)
12/15/20	7.750%	477,000	450,765

Total			15,658,379

Electric 3.5%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	397,000	448,610

Alabama Power Co. Senior Unsecured
03/15/41	5.500%	6,812,000	8,492,112
01/15/42	4.100%	1,818,000	1,879,763

CMS Energy Corp. Senior Unsecured
02/15/18	5.050%	8,747,000	9,485,106

Calpine Corp. Senior Secured(b)
01/15/22	6.000%	577,000	613,062

Commonwealth Edison Co. 1st Mortgage
03/15/36	5.900%	2,030,000	2,648,050

Duke Energy Carolinas LLC 1st Refunding Mortgage
09/30/42	4.000%	6,344,000	6,509,902

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Duke Energy Ohio, Inc. 1st Mortgage
09/01/23	3.800%	21,000	22,331

Duke Energy Progress, Inc. 1st Mortgage
03/30/44	4.375%	3,535,000	3,881,448

FirstEnergy Transmission LLC Senior Unsecured(b)
01/15/25	4.350%	6,160,000	6,319,181

Georgia Power Co. Senior Unsecured
09/01/40	4.750%	2,175,000	2,418,067

MidAmerican Energy Co. 1st Mortgage
10/15/24	3.500%	3,380,000	3,497,817
10/15/44	4.400%	3,180,000	3,496,827

NRG Energy, Inc.
07/15/22	6.250%	615,000	628,837

NRG Yield Operating LLC(b)
08/15/24	5.375%	452,000	458,780

Nevada Power Co.
05/15/18	6.500%	4,500,000	5,184,099

Niagara Mohawk Power Corp. Senior Unsecured(b)
10/01/24	3.508%	3,740,000	3,851,740

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	3,617,000	4,421,822

PPL Capital Funding, Inc.
06/01/18	1.900%	3,680,000	3,673,748
06/15/22	4.200%	2,130,000	2,256,430
06/01/23	3.400%	10,721,000	10,741,134

Pacific Gas & Electric Co. Senior Unsecured
06/15/23	3.250%	6,066,000	6,077,562
03/15/45	4.300%	2,515,000	2,581,542

Sierra Pacific Power Co.
05/15/16	6.000%	7,522,000	8,030,780

Southern California Edison Co. 1st Refunding Mortgage
09/01/40	4.500%	3,712,000	4,060,991

Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	2,015,000	2,498,362

Total			104,178,103

Finance Companies 1.6%
AerCap Ireland Capital Ltd./Global Aviation Trust(b)
05/15/21	4.500%	1,556,000	1,575,450

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	509,000	540,813

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	145,000	145,000

CIT Group, Inc. Senior Unsecured
08/15/17	4.250%	243,000	247,860
05/15/20	5.375%	481,000	508,369

CIT Group, Inc.(b) Senior Unsecured
02/15/19	5.500%	771,000	813,405

GE Capital Trust I(c)
11/15/67	6.375%	10,173,000	10,956,860

General Electric Capital Corp. Subordinated Notes(c)
11/15/67	6.375%	13,209,000	14,166,652

HSBC Finance Capital Trust IX(c)
11/30/35	5.911%	4,970,000	5,032,125

HSBC Finance Corp. Subordinated Notes
01/15/21	6.676%	7,326,000	8,691,977

International Lease Finance Corp. Senior Unsecured
04/15/18	3.875%	28,000	28,000
12/15/20	8.250%	873,000	1,051,965

Navient Corp. Senior Unsecured
01/15/19	5.500%	603,000	616,567
10/26/20	5.000%	12,000	11,775
01/25/22	7.250%	174,000	188,790
03/25/24	6.125%	182,000	178,815
10/25/24	5.875%	198,000	188,595

OneMain Financial Holdings, Inc.(b)
12/15/19	6.750%	135,000	138,038
12/15/21	7.250%	237,000	242,925

Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	620,000	601,400
Senior Unsecured
02/15/19	10.125%	65,000	68,250

Springleaf Finance Corp.
12/15/17	6.900%	170,000	181,050
06/01/20	6.000%	711,000	703,890
10/01/21	7.750%	202,000	226,240
10/01/23	8.250%	148,000	165,760

iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	256,000	248,320

Total			47,518,891

Food and Beverage 0.5%
Anheuser-Busch InBev Finance, Inc.
02/01/19	2.150%	5,190,000	5,210,921
02/01/24	3.700%	3,305,000	3,433,122

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Anheuser-Busch InBev Worldwide, Inc.
07/15/22	2.500%	2,124,000	2,064,277

B&G Foods, Inc.
06/01/21	4.625%	350,000	341,635

Campbell Soup Co. Senior Unsecured
08/02/42	3.800%	3,551,000	3,252,052

Constellation Brands, Inc.
11/15/19	3.875%	221,000	222,657
11/15/24	4.750%	284,000	287,550

Darling Ingredients, Inc.
01/15/22	5.375%	328,000	323,080

Diamond Foods, Inc.(b)
03/15/19	7.000%	70,000	71,750

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	138,000	134,550

Post Holdings, Inc.(b)
12/15/22	6.000%	104,000	97,500

WhiteWave Foods Co. (The)
10/01/22	5.375%	374,000	385,220

Total			15,824,314

Gaming 0.2%
GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	354,000	366,390

MGM Resorts International
03/01/18	11.375%	412,000	488,220
10/01/20	6.750%	234,000	245,700
12/15/21	6.625%	234,000	245,700
03/15/23	6.000%	778,000	781,890

Penn National Gaming, Inc. Senior Unsecured
11/01/21	5.875%	193,000	179,490

Pinnacle Entertainment, Inc.
08/01/21	6.375%	278,000	286,340

Scientific Games International, Inc.(b)
12/01/22	10.000%	602,000	552,335
Senior Secured
01/01/22	7.000%	545,000	551,812

Seminole Tribe of Florida, Inc. Senior Secured(b)
10/01/20	6.535%	481,000	512,265

Tunica-Biloxi Gaming Authority Senior Unsecured(b)(d)
11/15/15	9.000%	177,000	102,660

Total			4,312,802

Health Care 1.5%
Becton Dickinson and Co. Senior Unsecured
12/15/24	3.734%	3,495,000	3,598,365
12/15/44	4.685%	1,390,000	1,496,976

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	57

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Biomet, Inc.
08/01/20	6.500%	72,000	77,040

CHS/Community Health Systems, Inc.
11/15/19	8.000%	814,000	868,945
02/01/22	6.875%	420,000	444,938
Senior Secured
08/01/21	5.125%	623,000	646,363

Catamaran Corp.
03/15/21	4.750%	77,000	77,000

ConvaTec Finance International SA Senior Unsecured PIK(b)
01/15/19	8.250%	181,000	183,715

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	357,000	376,635

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	716,000	758,960
07/15/24	5.125%	559,000	570,180

Emdeon, Inc.
12/31/19	11.000%	257,000	280,130

Fresenius Medical Care U.S. Finance II, Inc.(b)
07/31/19	5.625%	159,000	169,733
01/31/22	5.875%	403,000	437,255
10/15/24	4.750%	106,000	107,060

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	223,000	246,415

HCA, Inc.
02/15/22	7.500%	647,000	739,197
Senior Secured
02/15/20	6.500%	1,411,000	1,581,025
04/15/25	5.250%	295,000	308,275

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	185,000	202,575

LifePoint Hospitals, Inc.
12/01/21	5.500%	298,000	304,705

MPH Acquisition Holdings LLC(b)
04/01/22	6.625%	294,000	302,820

McKesson Corp. Senior Unsecured
12/15/22	2.700%	6,812,000	6,517,435
03/15/24	3.796%	2,085,000	2,141,887

Medtronic, Inc.(b) Senior Unsecured
03/15/22	3.150%	6,362,000	6,442,645
03/15/25	3.500%	1,870,000	1,912,954
03/15/45	4.625%	2,270,000	2,460,657

Memorial Sloan-Kettering Cancer Center Senior Unsecured
07/01/52	4.125%	8,645,000	8,594,997

Omnicare, Inc. Senior Unsecured
12/01/22	4.750%	178,000	180,225
12/01/24	5.000%	75,000	76,875

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	231,000	244,860

Teleflex, Inc.(b)
06/15/24	5.250%	23,000	23,000

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	188,000	190,350
10/01/20	6.000%	157,000	168,591
04/01/21	4.500%	572,000	573,430
Senior Unsecured
04/01/22	8.125%	1,106,000	1,235,955

Tenet Healthcare Corp.(b) Senior Unsecured
03/01/19	5.000%	35,000	35,044

Universal Health Services, Inc. Senior Secured(b)
08/01/22	4.750%	395,000	395,000

Total			44,972,212

Healthcare Insurance —%
Centene Corp. Senior Unsecured
05/15/22	4.750%	132,000	132,330

Home Construction 0.1%
Brookfield Residential Properties, Inc./U.S. Corp.(b)
07/01/22	6.125%	14,000	14,560

Meritage Homes Corp.
03/01/18	4.500%	198,000	198,000
04/15/20	7.150%	69,000	74,175
04/01/22	7.000%	464,000	491,840

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	194,000	203,700

Standard Pacific Corp.
12/15/21	6.250%	301,000	308,525
11/15/24	5.875%	98,000	98,000

TRI Pointe Holdings, Inc. Senior Unsecured(b)
06/15/19	4.375%	109,000	107,501

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	269,000	285,140
04/15/21	5.250%	15,000	14,775
03/01/24	5.625%	154,000	148,610

Total			1,944,826

Independent Energy 1.6%
Antero Resources Corp.(b)
12/01/22	5.125%	423,000	398,678

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	304,000	304,000

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chesapeake Energy Corp.
08/15/20	6.625%	491,000	525,370
02/15/21	6.125%	512,000	537,600
04/15/22	4.875%	6,035,000	5,869,037
03/15/23	5.750%	293,000	301,790

Cimarex Energy Co.
06/01/24	4.375%	7,387,000	7,054,585

Concho Resources, Inc.
01/15/21	7.000%	1,054,000	1,104,065
04/01/23	5.500%	8,814,000	8,855,426

ConocoPhillips Co.
11/15/44	4.300%	2,220,000	2,322,313

Continental Resources, Inc.
04/15/23	4.500%	1,119,000	1,064,338

Diamondback Energy, Inc.
10/01/21	7.625%	83,000	81,029

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	571,000	576,710
09/01/22	7.750%	95,000	88,825

EnCana Corp. Senior Unsecured
11/15/21	3.900%	1,015,000	1,000,314

Hess Corp. Senior Unsecured
02/15/19	8.125%	1,465,000	1,743,458
10/01/29	7.875%	1,285,000	1,644,323
08/15/31	7.300%	1,011,000	1,256,061

Hilcorp Energy I LP/Finance Co. Senior Unsecured(b)
12/01/24	5.000%	192,000	168,960

Kodiak Oil & Gas Corp.
12/01/19	8.125%	368,000	374,440

Laredo Petroleum, Inc.
02/15/19	9.500%	577,000	574,115
01/15/22	5.625%	294,000	257,250
05/01/22	7.375%	422,000	394,570

Noble Energy, Inc. Senior Unsecured
11/15/44	5.050%	2,555,000	2,525,434

Oasis Petroleum, Inc.
11/01/21	6.500%	1,120,000	1,019,200
01/15/23	6.875%	472,000	429,520

Parsley Energy LLC/Finance Corp. Senior Unsecured(b)
02/15/22	7.500%	443,000	419,742

RSP Permian, Inc.(b)
10/01/22	6.625%	97,000	90,210

Range Resources Corp.
03/15/23	5.000%	2,864,000	2,864,000

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(b)
09/30/20	5.298%	2,013,050	2,158,996

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SM Energy Co. Senior Unsecured(b)
11/15/22	6.125%	185,000	173,900

Whiting Petroleum Corp.
03/15/21	5.750%	492,000	456,330

Total			46,634,589

Integrated Energy 0.7%
BP Capital Markets PLC
05/06/22	3.245%	11,160,000	10,970,715

Chevron Corp. Senior Unsecured
12/05/22	2.355%	4,470,000	4,334,631

Shell International Finance BV
08/21/22	2.375%	1,650,000	1,605,026

Total Capital International SA
02/17/22	2.875%	5,060,000	5,008,823

Total			21,919,195

Leisure 0.1%
AMC Entertainment, Inc.
12/01/20	9.750%	43,000	46,763

Activision Blizzard, Inc.(b)
09/15/21	5.625%	702,000	737,100
09/15/23	6.125%	584,000	629,260

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(e)(f)
07/01/15	9.300%	346,228	346,228

Total			1,759,351

Life Insurance 1.2%
American International Group, Inc. Senior Unsecured
07/16/44	4.500%	2,084,000	2,201,769

Five Corners Funding Trust Senior Unsecured(b)
11/15/23	4.419%	2,990,000	3,168,659

ING Capital Funding Trust III(c)
12/31/49	3.855%	1,245,000	1,241,887

ING Groep NV(c)
12/29/49	5.775%	4,805,000	4,877,075

MetLife Capital Trust X(b)
04/08/38	9.250%	10,687,000	15,282,410

MetLife, Inc.
08/01/39	10.750%	735,000	1,194,375

Prudential Financial, Inc. Senior Unsecured
12/01/17	6.000%	385,000	430,980

Prudential Financial, Inc.(c)
09/15/42	5.875%	3,530,000	3,724,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	59

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Teachers Insurance & Annuity Association of America Subordinated Notes(b)
09/15/44	4.900%	3,770,000	4,216,068

Total			36,337,373

Lodging —%
Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	522,000	545,490

Playa Resorts Holding BV(b)
08/15/20	8.000%	320,000	319,200

Total			864,690

Media and Entertainment 0.9%
AMC Networks, Inc.
07/15/21	7.750%	57,000	60,848
12/15/22	4.750%	751,000	728,470

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	335,000	352,587
Senior Unsecured
11/15/22	6.500%	476,000	490,280

Gannett Co., Inc.
10/15/23	6.375%	53,000	56,180

Gannett Co., Inc.(b)
09/15/21	4.875%	77,000	76,423
09/15/24	5.500%	68,000	68,170

Lamar Media Corp.
01/15/24	5.375%	72,000	74,160

MDC Partners, Inc.(b)
04/01/20	6.750%	448,000	461,440

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	458,000	459,717

Nielsen Finance LLC/Co.(b)
04/15/22	5.000%	114,000	114,570

Outfront Media Capital LLC/Corp.(b)
02/15/22	5.250%	53,000	53,398
02/15/24	5.625%	53,000	53,265
03/15/25	5.875%	377,000	379,827

Scripps Networks Interactive, Inc. Senior Unsecured
11/15/19	2.750%	4,673,000	4,692,557

Sky PLC(b)
11/26/22	3.125%	3,050,000	2,987,383
09/16/24	3.750%	6,070,000	6,107,173

Thomson Reuters Corp. Senior Unsecured
09/29/24	3.850%	6,449,000	6,519,829

Univision Communications, Inc.(b)
05/15/21	8.500%	226,000	240,690
Senior Secured
11/01/20	7.875%	316,000	337,330
09/15/22	6.750%	242,000	258,940
05/15/23	5.125%	665,000	671,650

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc. PIK
02/01/21	14.000%	246,834	201,170

iHeartCommunications, Inc. Senior Secured
03/01/21	9.000%	228,000	223,440

Total			25,669,497

Metals 0.6%
ArcelorMittal Senior Unsecured
08/05/15	4.250%	7,793,000	7,909,895
02/25/22	6.750%	317,000	336,337
10/15/39	7.500%	360,000	372,600
03/01/41	7.250%	2,090,000	2,110,900

BHP Billiton Finance USA Ltd.
09/30/23	3.850%	3,300,000	3,474,058

Constellium NV(b)
05/15/24	5.750%	15,000	13,050

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	303,000	274,973

Nucor Corp. Senior Unsecured
08/01/43	5.200%	1,835,000	2,022,763

Peabody Energy Corp.
11/15/21	6.250%	233,000	199,215

Total			16,713,791

Midstream 2.6%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	559,000	567,385
03/15/24	4.875%	7,000	7,105

Blue Racer Midstream LLC/Finance Corp.(b)
11/15/22	6.125%	346,000	333,890

Crestwood Midstream Partners LP/Finance Corp.
03/01/22	6.125%	131,000	125,105

DCP Midstream LLC(b)(c)
05/21/43	5.850%	6,096,000	5,913,120

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	20,056,000	21,093,497

Enterprise Products Operating LLC
10/15/19	2.550%	3,435,000	3,400,416
03/15/23	3.350%	2,870,000	2,838,694
02/01/41	5.950%	4,510,000	5,302,380

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	424,000	402,800
05/15/22	5.500%	267,000	226,950

Kinder Morgan Energy Partners LP
01/15/38	6.950%	2,045,000	2,360,194
09/01/39	6.500%	2,370,000	2,637,552

Kinder Morgan Finance Co. LLC(b)
01/15/18	6.000%	870,000	943,630

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
06/01/18	7.250%	1,805,000	2,040,430
12/01/19	3.050%	1,980,000	1,964,259
09/15/20	6.500%	557,000	631,626

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	306,000	319,770
02/15/23	5.500%	449,000	454,612
07/15/23	4.500%	1,284,000	1,235,850

NiSource Finance Corp.
02/15/23	3.850%	3,230,000	3,346,700
12/15/40	6.250%	3,615,000	4,660,209

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	467,000	476,340
03/01/22	5.875%	111,000	110,723
10/01/22	5.000%	208,000	196,560
04/15/23	5.500%	858,000	827,970

Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	2,585,000	3,348,997

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	14,000	13,510
11/15/23	4.250%	122,000	111,020

Targa Resources Partners LP/Finance Corp.(b)
11/15/19	4.125%	154,000	148,225

Tesoro Logistics LP/Finance Corp.(b) Senior Unsecured
10/15/19	5.500%	60,000	59,550
10/15/22	6.250%	497,000	495,757

TransCanada PipeLines Ltd.(c)
05/15/67	6.350%	5,656,000	5,486,320

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08/01/42	4.450%	1,592,000	1,489,817

Williams Partners LP Senior Unsecured
01/15/25	3.900%	2,133,000	2,049,975
04/15/40	6.300%	2,105,000	2,354,802

Total			77,975,740

Natural Gas 0.4%
Sempra Energy Senior Unsecured
10/01/22	2.875%	11,046,000	10,858,085

Office REIT 0.2%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	6,210,000	6,610,067

Oil Field Services 0.2%
Noble Holding International Ltd.
03/15/42	5.250%	7,965,000	6,283,111

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions —%
Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	299,000	308,030
02/01/22	5.875%	301,000	302,317

Total			610,347

Other Industry 0.7%
AECOM Technology Corp.(b)
10/15/22	5.750%	103,000	105,317

CB Richard Ellis Services, Inc.
03/15/25	5.250%	399,000	406,980

CBRE Services, Inc.
03/15/23	5.000%	374,000	382,191

Massachusetts Institute of Technology
07/01/14	4.678%	6,210,000	7,183,281

President and Fellows of Harvard College Senior Unsecured
10/15/40	4.875%	1,485,000	1,760,177

President and Fellows of Harvard College(b)
01/15/39	6.500%	7,120,000	10,295,933

Total			20,133,879

Other REIT 0.3%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	341,000	364,017

Duke Realty LP
06/15/22	4.375%	3,630,000	3,842,580
04/15/23	3.625%	3,235,000	3,247,549

Total			7,454,146

Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
01/31/21	6.750%	151,000	150,245

Beverage Packaging Holdings (Luxembourg) II SA(b)
12/15/16	5.625%	84,000	82,320
06/15/17	6.000%	14,000	13,650

Plastipak Holdings, Inc. Senior Unsecured(b)
10/01/21	6.500%	223,000	221,885

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	268,000	277,380
08/15/19	9.875%	316,000	334,960
02/15/21	8.250%	236,000	241,900
Senior Secured
08/15/19	7.875%	265,000	279,244
10/15/20	5.750%	1,253,000	1,284,325

Sealed Air Corp.(b)
09/15/21	8.375%	845,000	944,287

Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b)
05/01/22	6.375%	387,000	377,325

Total			4,207,521

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	61

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.4%
Capsugel SA Senior Unsecured PIK(b)
05/15/19	7.000%	115,000	116,725

Forest Laboratories, Inc.(b)
02/15/21	4.875%	15,350,000	16,458,562

Grifols Worldwide Operations Ltd. Senior Unsecured(b)
04/01/22	5.250%	325,000	332,377

Jaguar Holding Co. I Senior Unsecured PIK(b)
10/15/17	9.375%	163,000	166,586

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	149,000	159,802

Johnson & Johnson Senior Unsecured
12/05/33	4.375%	4,670,000	5,230,872
05/15/41	4.850%	2,749,000	3,296,169

Novartis Capital Corp.
05/06/24	3.400%	5,280,000	5,488,301

Roche Holdings, Inc.(b)
09/29/21	2.875%	8,900,000	9,011,197

Salix Pharmaceuticals Ltd.(b)
01/15/21	6.000%	102,000	104,040

Valeant Pharmaceuticals International, Inc.(b)
08/15/18	6.750%	270,000	287,218
10/15/20	6.375%	735,000	768,075
07/15/21	7.500%	285,000	307,800
12/01/21	5.625%	210,000	212,625

Total			41,940,349

Property & Casualty 0.7%
HUB International Ltd. Senior Unsecured(b)
10/01/21	7.875%	728,000	724,360

Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(b)
07/15/19	8.125%	67,000	66,330

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	3,385,000	3,662,127
05/01/42	6.500%	1,580,000	1,932,076
Senior Unsecured
03/15/35	6.500%	5,460,000	6,670,842

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	5,030,000	7,243,909

Total			20,299,644

Railroads 0.5%
BNSF Funding Trust I(c)
12/15/55	6.613%	5,845,000	6,597,456

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Burlington Northern Santa Fe LLC Senior Unsecured
09/01/24	3.400%	3,630,000	3,696,255
09/01/44	4.550%	1,757,000	1,885,811

CSX Corp. Senior Unsecured
05/30/42	4.750%	3,193,000	3,506,795

Florida East Coast Holdings Corp.(b)
05/01/20	9.750%	105,000	104,475
Senior Secured
05/01/19	6.750%	211,000	208,890

Total			15,999,682

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	588,000	699,827

Phillips 66
11/15/44	4.875%	2,470,000	2,528,159

Total			3,227,986

Restaurants 0.3%
BC ULC/New Red Finance Inc. Secured(b)
04/01/22	6.000%	444,000	455,100

Yum! Brands, Inc. Senior Unsecured
11/01/23	3.875%	8,597,000	8,754,772
11/01/43	5.350%	215,000	235,114

Total			9,444,986

Retail REIT 0.2%
Kimco Realty Corp. Senior Unsecured
06/01/23	3.125%	4,980,000	4,879,155

Retailers 1.3%
Asbury Automotive Group, Inc.(b)
12/15/24	6.000%	172,000	175,010

Bed Bath & Beyond, Inc. Senior Unsecured
08/01/34	4.915%	1,310,000	1,351,760
08/01/44	5.165%	3,575,000	3,740,472

CVS Pass-Through Trust Pass-Through Certificates(b)
08/10/36	4.163%	6,587,951	6,811,360

Group 1 Automotive, Inc.(b)
06/01/22	5.000%	324,000	316,710

L Brands, Inc.
04/01/21	6.625%	414,000	465,750

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	11,230,000	13,739,748

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Automotive Group, Inc.
12/01/24	5.375%	185,000	187,313

Rite Aid Corp. Senior Unsecured
02/15/27	7.700%	124,000	135,160

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	365,000	382,337

Target Corp. Senior Unsecured
06/26/19	2.300%	7,345,000	7,435,343
07/01/24	3.500%	2,965,000	3,078,183

Total			37,819,146

Supermarkets 0.3%
Kroger Co. (The)
06/01/29	7.700%	3,997,000	5,376,221
Senior Unsecured
12/15/18	6.800%	3,245,000	3,784,718

Total			9,160,939

Technology 0.5%
Alliance Data Systems Corp.(b)
12/01/17	5.250%	271,000	279,130
04/01/20	6.375%	271,000	277,775
08/01/22	5.375%	481,000	474,987

Ancestry.com, Inc.
12/15/20	11.000%	289,000	325,486

Audatex North America, Inc.(b)
06/15/21	6.000%	362,000	372,860

CDW LLC/Finance Corp.
04/01/19	8.500%	66,000	69,630

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	500,000	497,500
01/01/22	5.375%	266,000	268,500

First Data Corp.
01/15/21	11.250%	66,000	74,910
01/15/21	12.625%	274,000	325,375
06/15/21	10.625%	76,000	86,070

First Data Corp.(b) Secured
01/15/21	8.250%	571,000	610,970
Senior Secured
08/15/20	8.875%	61,000	65,423
11/01/20	6.750%	393,000	421,493

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	148,000	152,810

Iron Mountain, Inc.
08/15/23	6.000%	169,000	175,760

MSCI, Inc.(b)
11/15/24	5.250%	304,000	314,640

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.
12/15/21	5.875%	82,000	84,255
12/15/23	6.375%	166,000	172,640

NXP BV/Funding LLC(b)
02/15/21	5.750%	209,000	219,450

Nuance Communications, Inc.(b)
08/15/20	5.375%	239,000	239,598

Oracle Corp. Senior Unsecured
10/15/22	2.500%	9,418,000	9,174,036

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	647,000	634,060

Zebra Technologies Corp. Senior Unsecured(b)
10/15/22	7.250%	426,000	447,300

Total			15,764,658

Tobacco 0.2%
Imperial Tobacco Finance PLC(b)
02/11/18	2.050%	5,403,000	5,372,727

Transportation Services 0.3%
ERAC U.S.A. Finance LLC(b)
11/15/24	3.850%	3,725,000	3,777,701
10/15/37	7.000%	3,184,000	4,290,800

Hertz Corp. (The)
10/15/18	7.500%	279,000	289,463
01/15/21	7.375%	183,000	192,150

Total			8,550,114

Wireless 0.2%
Altice SA Senior Secured(b)
05/15/22	7.750%	324,000	324,608

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	323,000	326,230
01/15/23	5.250%	461,000	470,220

SBA Telecommunications, Inc.
07/15/20	5.750%	723,000	735,869

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	233,000	233,000
11/15/21	11.500%	167,000	200,818

Sprint Communications, Inc.(b)
11/15/18	9.000%	935,000	1,061,225
03/01/20	7.000%	142,000	153,360

Sprint Corp.
09/15/23	7.875%	262,000	258,646
06/15/24	7.125%	138,000	128,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	63

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
04/28/20	6.542%	4,000	4,130
04/28/21	6.633%	753,000	772,766
01/15/22	6.125%	106,000	107,590
03/01/23	6.000%	214,000	214,535
04/01/23	6.625%	285,000	291,840
01/15/24	6.500%	106,000	108,650
03/01/25	6.375%	53,000	53,848

Wind Acquisition Finance SA(b)
04/23/21	7.375%	387,000	365,251
Senior Secured
04/30/20	6.500%	324,000	331,290
07/15/20	4.750%	438,000	409,530

Total			6,551,746

Wirelines 1.6%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	2,245,000	2,407,762
03/15/22	5.800%	554,000	574,775
12/01/23	6.750%	320,000	350,400

Frontier Communications Corp. Senior Unsecured
09/15/21	6.250%	20,000	20,100
04/15/22	8.750%	612,000	683,910
01/15/23	7.125%	255,000	259,463
01/15/25	6.875%	224,000	224,000

Level 3 Communications, Inc. Senior Unsecured(b)
12/01/22	5.750%	247,000	248,544

Level 3 Escrow II, Inc.(b)
08/15/22	5.375%	340,000	341,700

Level 3 Financing, Inc.
06/01/20	7.000%	593,000	627,097
01/15/21	6.125%	161,000	166,635

Level 3 Financing, Inc.(c)
01/15/18	3.826%	81,000	81,405

Telecom Italia Capital SA
06/04/18	6.999%	6,662,000	7,394,820

Verizon Communications, Inc. Senior Unsecured
11/01/21	3.000%	12,605,000	12,431,480
11/01/24	3.500%	5,160,000	5,069,695
09/15/43	6.550%	2,341,000	2,999,170

Verizon New England, Inc.
11/15/29	7.875%	2,215,000	2,898,376

Verizon New York, Inc.
04/01/32	7.375%	5,215,000	6,539,553

Verizon Virginia LLC
10/01/29	8.375%	2,305,000	3,050,478

Windstream Corp.
08/01/23	6.375%	300,000	280,500

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	114,000	128,455
Senior Secured
01/01/20	8.125%	262,000	277,720

Total			47,056,038

Total Corporate Bonds & Notes
(Cost: $1,036,354,310)			1,056,153,043

Residential Mortgage-Backed Securities — Agency 16.6%
Federal Home Loan Mortgage Corp.(c)(g)(h)
CMO IO Series 311 Class S1
08/15/43	5.789%	3,522,053	771,352

Federal Home Loan Mortgage Corp.(g)
08/01/24	8.000%	28,536	33,531
01/01/25	9.000%	8,897	10,106
09/01/28 - 07/01/37	6.000%	9,939,292	11,345,786
04/01/30 - 04/01/32	7.000%	329,164	384,874
06/01/33	5.500%	358,416	403,377
07/01/39	5.000%	2,623,413	2,907,275
05/01/41	4.500%	5,371,547	5,895,516
06/01/43	3.500%	9,598,020	10,017,872

Federal Home Loan Mortgage Corp.(g)(h)
CMO IO Series 329 Class C5
06/15/43	3.500%	23,046,544	4,679,856
CMO IO Series 4120 Class IA
10/15/42	3.500%	11,416,681	2,322,228
CMO IO Series 4176 Class BI
03/15/43	3.500%	3,864,827	769,383

Federal National Mortgage Association(c)(g)(h)
CMO IO Series 2013-101 Class CS
10/25/43	5.731%	3,269,446	832,137

Federal National Mortgage Association(g)
11/01/21 - 04/01/22	8.000%	15,845	18,124
04/01/23	8.500%	16,433	17,540
06/01/24	9.000%	28,455	31,365
02/01/27 - 09/01/31	7.500%	152,478	174,057
09/01/28 - 12/01/43	3.000%	28,318,782	28,796,563
10/01/28 - 08/01/35	6.000%	7,803,672	8,936,969
02/01/29 - 09/01/36	5.500%	8,749,175	9,888,087
05/01/29 - 07/01/38	7.000%	10,511,682	12,141,377
10/01/40 - 10/01/44	4.500%	15,086,928	16,407,604
05/01/41	5.000%	3,767,016	4,172,909
09/01/41 - 10/01/44	4.000%	97,278,141	104,060,522
03/01/43 - 09/01/44	3.500%	48,583,781	50,776,136
CMO Series 2013-121 Class KD
08/25/41	3.500%	5,494,018	5,735,843

Federal National Mortgage Association(g)(h)
CMO IO Series 2003-71 Class IM
12/25/31	5.500%	40,890	306
CMO IO Series 2012-148 Class BI
01/25/43	3.500%	15,455,481	3,210,726

Federal National Mortgage Association(g)(i)
01/20/30 - 01/14/45	3.000%	41,385,000	42,072,401
01/20/30 - 01/14/45	3.500%	24,925,000	26,097,738

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/14/45	4.000%	6,000,000	6,403,523
01/14/45	4.500%	12,000,000	13,025,626
01/14/45	5.000%	42,000,000	46,402,616

Federal National Mortgage Association(g)(j)
04/01/34 - 01/01/36	5.500%	8,392,518	9,478,616

Government National Mortgage Association(f)(g)(h)
CMO IO Series 2014-184 Class CI
11/16/41	3.500%	9,000,000	1,485,000

Government National Mortgage Association(g)
06/15/41	4.500%	15,797,402	17,449,885
05/15/42	3.000%	9,705,241	9,939,781

Government National Mortgage Association(g)(i)
01/21/45	3.000%	14,260,000	14,582,632
01/21/45	3.500%	18,000,000	18,894,375

Total Residential Mortgage-Backed Securities — Agency
(Cost: $479,644,252)			490,573,614

Residential Mortgage-Backed Securities — Non-Agency 4.3%
BCAP LLC Trust(b)(c)(g)
08/26/36	0.275%	2,806,217	2,746,147
09/26/36	3.500%	5,463,996	5,430,564
01/26/37	0.325%	4,224,538	4,130,196
CMO Series 2012-RR10 Class 5A5
04/26/36	0.420%	6,565,039	6,372,319
CMO Series 2012-RR10 Class 9A1
10/26/35	2.710%	1,179,953	1,200,355
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	5,451,507	5,526,202

BCAP LLC Series 2013-RR2 Class 7A1(b)(c)(g)
07/26/36	3.000%	3,047,530	3,039,911

Banc of America Funding Trust CMO Series 2012-R5 Class A(b)(c)(g)
10/03/39	0.414%	3,411,115	3,410,643

Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(b)(c)(g)
01/28/33	2.981%	712,315	707,713

Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(b)(c)(g)
11/28/29	3.844%	4,244,697	4,246,888

CAM Mortgage Trust CMO Series 2014-2 Class A(b)(c)(g)
05/15/48	2.600%	781,497	781,423

Citigroup Mortgage Loan Trust, Inc.(b)(c)(g) CMO Series 2012-7 Class 12A1
03/25/36	2.612%	1,337,078	1,345,160
CMO Series 2012-9 Class 1A1
02/20/36	4.932%	3,084,020	3,099,270
CMO Series 2013-2 Class 1A1
11/25/37	2.608%	3,082,398	3,083,086
CMO Series 2014-12 Class 3A1
10/25/35	2.558%	5,544,790	5,669,548

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(b)(g) CMO Series 2012-A Class A
06/25/51	2.500%	2,784,048	2,704,354

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2004-AR6 Class 2A1(c)(g)
10/25/34	2.582%	3,469,994	3,487,503

Credit Suisse Mortgage Capital Certificates(b)(c)(g) CMO Series 2011-12R Class 3A1
07/27/36	2.176%	8,146,095	8,056,268
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	935,982	945,594
CMO Series 2011-17R Class 3A1
10/27/35	2.331%	2,498,199	2,492,301
CMO Series 2012-4R Class 8A1
06/27/47	3.208%	2,047,790	2,046,508
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	7,459,589	7,455,020
CMO Series 2014-RPL4 Class A2
08/25/62	3.867%	1,750,000	1,672,243

Credit Suisse Securities (USA) LLC(b)(c)(g)
02/25/54	3.072%	6,983,882	6,917,905

GCAT Series 2013-RP1 Class A1(b)(c)(g)
06/25/18	3.500%	1,915,619	1,910,686

JPMorgan Resecuritization Trust CMO Series 2014-5 Class 6A(b)(g)
09/27/36	4.000%	3,118,989	3,136,209

Jefferies Resecuritization Trust CMO Series 2010-R7 Class 7A4(b)(c)(g)
10/26/36	3.250%	569,582	563,733

Morgan Stanley Re-Remic Trust(b)(c)(g)
09/26/35	2.661%	6,712,084	6,949,557
CMO Series 2013-R2 Class 1A
10/26/36	1.914%	116,542	115,377
CMO Series 2013-R3 Class 10A
10/26/35	2.710%	3,077,287	3,125,376

Morgan Stanley Resecuritization Trust(b)(c)(g) CMO Series 2013-R9 Class 2A
06/26/46	2.707%	5,213,158	5,273,964
CMO Series 2013-R9 Class 4A
06/26/46	2.377%	3,258,418	3,272,977

Nomura Asset Acceptance Corp. Alternative Loan Trust(c)(g) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	202,713	205,662
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	1,282,749	1,301,232

Nomura Resecuritization Trust(b)(c)(g) CMO Series 2012-3R Class 1A1
01/26/37	0.328%	2,980,694	2,858,112
CMO Series 2014-6R Class 3A1
01/26/36	0.430%	5,624,905	5,204,838

Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(c)(g)
12/25/34	4.740%	71,472	72,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	65

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VML LLC CMO Series 2014-NPL1 Class A1(b)(c)(g)
04/25/54	3.875%	2,709,649	2,709,649

WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(c)(g)
08/25/33	2.390%	3,720,250	3,824,510

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $126,986,101)			127,091,998

Commercial Mortgage-Backed Securities — Non-Agency 4.3%
American Homes 4 Rent Series 2014-SFR1 Class E(b)(c)(g)
06/17/31	2.912%	1,900,000	1,800,581

Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6 Class A4(c)(g)
09/10/47	5.152%	3,532,879	3,605,755

COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(c)(g)
05/15/46	5.770%	5,167,005	5,606,521

Citigroup/Deutsche Bank Commercial Mortgage Trust(c)(g) Series 2005-CD1 Class A4
07/15/44	5.226%	2,393,139	2,431,807
Series 2007-AMFX Class CD4
12/11/49	5.366%	6,900,000	7,155,666

Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(c)(g)
06/15/39	5.702%	4,200,608	4,486,871

Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(b)(c)(g)
09/18/39	5.467%	2,693,885	2,806,885

GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A7B(c)(g)
07/10/45	5.035%	1,190,000	1,208,075

GS Mortgage Securities Trust Series 2007-GG10 Class AM(c)(g)
08/10/45	5.796%	13,450,000	13,741,811

General Electric Capital Assurance Co.(b)(c)(g) Series 2003-1 Class A4
05/12/35	5.254%	760,853	772,616
Series 2003-1 Class A5
05/12/35	5.743%	4,845,000	5,409,094

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(g)
03/10/39	5.444%	3,605,000	3,845,374

JPMorgan Chase Commercial Mortgage Securities Trust(c)(g) Series 2005-LDP3 Class ASB
08/15/42	4.893%	743,649	749,401
Series 2006-LDP6 Class ASB
04/15/43	5.490%	806,575	812,830

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(g) Series 2005-LDP2 Class A3
07/15/42	4.697%	11,534	11,533
Series 2006-LDP9 Class AM
05/15/47	5.372%	8,930,000	9,266,000

LB Commercial Mortgage Trust Series 2007-C3 Class AM(c)(g)
07/15/44	5.903%	3,460,000	3,763,349

LB-UBS Commercial Mortgage Trust(c)(g) Series 2006-C4 Class AM
06/15/38	5.853%	1,278,000	1,356,598

LB-UBS Commercial Mortgage Trust(g) Series 2006-C1 Class A4
02/15/31	5.156%	4,491,941	4,600,516
Series 2007-C2 Class A3
02/15/40	5.430%	9,552,606	10,219,549

Merrill Lynch/Countrywide Commercial Mortgage Trust(c)(g) Series 2007-6 Class A4
03/12/51	5.485%	7,336,000	7,875,922
Series 2007-8 Class A3
08/12/49	5.882%	10,792,000	11,770,770

Morgan Stanley Re-Remic Trust(b)(c)(g) Series 2009-GG10 Class A4B
08/12/45	5.796%	1,549,000	1,666,953
Series 2010-GG10 Class A4A
08/15/45	5.796%	3,881,787	4,160,570
Series 2010-GG10 Class A4B
08/15/45	5.796%	4,571,000	4,918,967

ORES NPL LLC(b)(g) Series 2013-LV2 Class A
09/25/25	3.081%	1,864,438	1,864,438
Series 2014-LV3 Class A
03/27/24	3.000%	4,594,110	4,593,798

Rialto Real Estate Fund LLC Series 2014-LT6 Class A(b)(g)
09/15/24	2.750%	2,110,523	2,110,770

Rialto Real Estate Fund LP(b)(g) Series 2013-LT3 Class A
06/20/28	2.500%	617,123	617,123
Series 2014-LT5 Class A
05/15/24	2.850%	1,019,105	1,019,431

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(c)(g)
08/15/39	5.560%	422,089	424,299

VFC LLC Series 2014-2 Class A(b)(g)
07/20/30	2.750%	1,223,917	1,223,943

WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5(g)
11/15/47	3.607%	1,910,000	1,989,702

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $131,174,166)			127,887,518

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Asset-Backed Securities — Agency 4.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Small Business Administration Participation Certificates Series 2011-20K Class 1
11/01/31	2.870%	4,390,985	4,487,923
Series 2012-20C Class 1
03/01/32	2.510%	2,068,551	2,073,496
Series 2012-20G Class 1
07/01/32	2.380%	1,124,356	1,111,066
Series 2012-20I Class 1
09/01/32	2.200%	3,339,045	3,292,849
Series 2012-20J Class 1
10/01/32	2.180%	10,583,133	10,388,549
Series 2012-20L Class 1
12/01/32	1.930%	1,405,507	1,353,700
Series 2013-20A Class 1
01/01/33	2.130%	2,378,394	2,332,429
Series 2013-20B Class 1
02/01/33	2.210%	10,720,034	10,569,270
Series 2013-20C Class 1
03/01/33	2.220%	8,739,414	8,625,791
Series 2013-20D Class 1
04/01/33	2.080%	9,906,397	9,672,402
Series 2013-20E Class 1
05/01/33	2.070%	4,516,580	4,401,733
Series 2013-20F Class 1
06/01/33	2.450%	5,646,230	5,595,100
Series 2013-20G Class 1
07/01/33	3.150%	1,632,485	1,679,394
Series 2013-20H Class 1
08/01/33	3.160%	8,026,236	8,273,160
Series 2013-20K Class 1
11/01/33	3.380%	3,597,524	3,730,673
Series 2013-20L Class 1
12/01/33	3.380%	7,537,122	7,863,933
Series 2014-1 Class 20H
08/01/34	2.880%	7,800,000	7,972,548
Series 2014-20B Class 1
02/01/34	3.230%	3,220,994	3,319,959
Series 2014-20C Class 1
03/01/34	3.210%	3,593,337	3,680,779
Series 2014-20D Class 1
04/01/34	3.110%	9,633,743	9,831,651
Series 2014-20E Class 1
05/01/34	3.000%	6,771,243	6,903,658
Series 2014-20F Class 1
06/01/34	2.990%	4,730,697	4,827,982
Series 2014-20G Class 1
07/01/34	2.870%	3,875,000	3,908,763
Series 2014-20K Class 1
11/01/34	2.800%	2,250,000	2,271,839

Small Business Administration Participation Certificates(f) Series 2014-20L Class 1
12/01/34	2.700%	2,425,000	2,416,664

Total Asset-Backed Securities — Agency
(Cost: $129,150,807)			130,585,311

Asset-Backed Securities — Non-Agency 10.2%
A Voce CLO Ltd.(b)(c) Series 2014-1A Class A1B
07/15/26	1.693%	5,300,000	5,242,559

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-1A Class A2A
07/15/26	2.234%	6,300,000	6,132,710

ARI Fleet Lease Trust(b) Series 2014-A Class A2
11/15/22	0.810%	1,620,000	1,615,724

ARI Fleet Lease Trust(b)(c) Series 2012-A Class A
03/15/20	0.711%	1,876,218	1,877,185

Ally Auto Receivables Trust Series 2012-1 Class A3
02/16/16	0.930%	1,099	1,099

Ally Master Owner Trust Series 2012-5 Class A
09/15/19	1.540%	2,184,000	2,181,527

Ally Master Owner Trust(c) Series 2014-2 Class A
01/16/18	0.531%	1,075,000	1,074,666

AmeriCredit Automobile Receivables Trust Series 2014-2 Class A2B(c)
10/10/17	0.437%	1,775,000	1,774,468

American Express Credit Account Master Trust Series 2013-3 Class A
05/15/19	0.980%	6,545,000	6,538,327
Series 2014-3 Class A
04/15/20	1.490%	2,285,000	2,289,581

Apidos CLO XVIII Series 2014-18A Class A1(b)(c)
07/22/26	1.646%	11,075,000	10,937,637

Ares CLO Ltd. Series 2014-32A Class C(b)(c)
11/15/25	4.445%	500,000	485,800

Ares XXX CLO Ltd. Series 2014-30A Class A2(b)(c)
04/20/23	1.081%	3,478,741	3,446,914

BA Credit Card Trust Series 2014-A2 Class A(c)
09/16/19	0.431%	5,315,000	5,309,504

BMW Vehicle Owner Trust Series 2013-A Class A3
11/27/17	0.670%	1,335,000	1,335,578

Cabela’s Master Credit Card Trust Series 2014-1 Class A(c)
03/16/20	0.511%	1,230,000	1,228,102

California Republic Auto Receivables Trust Series 2014-2 Class A2
03/15/17	0.540%	1,511,895	1,511,111

Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3
09/16/19	0.960%	19,685,000	19,638,347

Carlyle Global Market Strategies CLO Series 2014-3A Class A1B(b)(c)
07/27/26	1.569%	7,250,000	7,219,869

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	67

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle Global Market Strategies Series 2012-2AR Class A1R(b)(c)
07/20/23	1.531%	7,110,000	7,087,852

Chesapeake Funding LLC(b)(c) Series 2011-2A Class A
04/07/24	1.407%	2,378,702	2,396,923
Series 2012-1A Class A
11/07/23	0.907%	66,718	66,770
Series 2012-2A Class A
05/07/24	0.607%	1,760,461	1,763,084

Citibank Credit Card Issuance Trust Series 2013-A6 Class A6
09/07/18	1.320%	21,540,000	21,659,418
Series 2014-A8 Class A8
04/09/20	1.730%	9,500,000	9,525,922

Countrywide Home Equity Loan Trust(c) Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	1,068,962	1,056,232
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	1,484,197	1,472,858

Dryden Senior Loan Fund Series 2014-33A Class B(b)(c)
07/15/26	2.223%	7,350,000	7,195,356

Ford Credit Auto Owner Trust
Series 2013-B Class A3
10/15/17	0.570%	927,147	926,288
Series 2013-D Class A3
04/15/18	0.670%	9,465,000	9,447,741

GE Dealer Floorplan Master Note Trust Series 2014-1 Class A(c)
07/20/19	0.545%	5,970,000	5,970,004

GE Equipment Small Ticket LLC Series 2014-1A Class A2(b)
08/24/16	0.590%	2,630,000	2,629,825

GE Equipment Transportation LLC Series 2014-1 Class A2
12/23/16	0.550%	1,875,000	1,874,548

Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(b)(c)
04/19/26	1.681%	10,750,000	10,667,472

HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2(b)
05/16/44	1.147%	3,180,000	3,182,327

Hertz Fleet Lease Funding LP Series 2013-3 Class A(b)(c)
12/10/27	0.712%	7,330,000	7,338,845

Honda Auto Receivables Owner Trust
Series 2012-3 Class A3
05/15/16	0.560%	72,840	72,873
Series 2013-4 Class A3
09/18/17	0.690%	2,317,000	2,313,301

Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(b)(c)
05/15/18	0.511%	7,330,000	7,342,281

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MMAF Equipment Finance LLC Series 2014-AA Class A2(b)
04/10/17	0.520%	4,885,000	4,881,000

Mountain View CLO III Ltd. Series 2007-3A Class A1(b)(c)
04/16/21	0.444%	12,336,282	12,292,414

New York City Tax Liens Trust Series 2014-A Class A(b)
11/10/27	1.030%	1,427,086	1,425,365

Nissan Auto Lease Trust Series 2013-B Class A3
06/15/16	0.750%	4,105,000	4,105,298

Nissan Auto Lease Series 2013-A Class A3
04/15/16	0.610%	640,000	640,107

OZLM VII Ltd.(b)(c) Series 2014-7A Class A1B
07/17/26	1.745%	7,065,000	7,009,709
Series 2014-7A Class A2A
07/17/26	2.305%	3,980,000	3,871,505

Oak Hill Credit Partners X Ltd.(b)(c)
Series 2014-10A Class A
07/20/26	1.701%	6,430,000	6,420,760
Series 2014-10A Class B
07/20/26	2.331%	7,350,000	7,196,275

Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(b)(c)
11/14/26	1.556%	7,165,000	7,130,923

SLM Student Loan Trust Series 2014-2 Class A1(c)
07/25/19	0.420%	3,825,862	3,821,418

SMART Trust(b)
Series 2012-1USA Class A4A
12/14/17	2.010%	2,572,000	2,572,258

SMART Trust(c)
Series 2013-1US Class A3B
09/14/16	0.611%	965,846	965,319

Santander Drive Auto Receivables Trust(c)
Series 2014-2 Class A2B
07/17/17	0.481%	4,139,548	4,139,556
Series 2014-3 Class A2B
08/15/17	0.441%	3,309,826	3,309,832

Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(c)
05/25/54	2.981%	1,879,287	1,862,788

Seneca Park CLO Ltd. Series 2014-1A Class B1(b)(c)
07/17/26	2.174%	2,555,000	2,469,293

SpringCastle America Funding LLC Series 2014-AA Class A(b)
05/25/23	2.700%	4,861,750	4,854,006

Symphony CLO Ltd. Series 2014-14A Class B1(b)(c)
07/14/26	2.280%	3,735,000	3,635,055

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Symphony CLO V Ltd. Series 2007-5A Class A1(b)(c)
01/15/24	0.981%	8,469,500	8,387,735

TAL Advantage V LLC Series 2014-2A Class A1(b)
05/20/39	1.700%	2,400,127	2,381,614

TCF Auto Receivables Owner Trust Series 2014-1A Class A2(b)
05/15/17	0.590%	6,165,000	6,164,155

Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(c)
06/25/54	3.125%	1,752,717	1,750,568

Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3
04/20/18	0.700%	8,460,000	8,417,316

Westlake Automobile Receivables Trust Series 2014-1A Class A2(b)
05/15/17	0.700%	2,665,000	2,664,132

World Financial Network Credit Card Master Trust Series 2014-A Class A(c)
12/15/19	0.541%	4,250,000	4,251,666

Total Asset-Backed Securities — Non-Agency
(Cost: $300,984,219)			300,450,695

U.S. Treasury Obligations 17.9%
U.S. Treasury
11/30/16	0.500%	78,884,000	78,686,790
09/15/17	1.000%	26,104,000	26,118,279
11/15/17	0.875%	52,915,000	52,662,807
11/30/21	1.875%	11,801,200	11,732,057
08/15/44	3.125%	58,748,200	63,246,080

U.S. Treasury(j)
11/30/19	1.500%	51,389,500	51,064,307
11/15/24	2.250%	217,015,500	218,473,627

U.S. Treasury(k)
STRIPS
05/15/43	0.000%	55,917,000	24,860,307

Total U.S. Treasury Obligations
(Cost: $519,931,335)			526,844,254

U.S. Government & Agency Obligations 3.1%
Residual Funding Corp.(k)
STRIPS
10/15/19	0.000%	43,944,000	39,957,840
10/15/20	0.000%	10,145,000	8,968,576
01/15/21	0.000%	10,255,000	9,009,684
STRIPS Senior Unsecured
07/15/20	0.000%	37,854,000	33,622,112

Total U.S. Government & Agency Obligations			91,558,212
(Cost: $91,250,309)

Foreign Government Obligations(a)(l) 1.8%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 0.3%
Brazilian Government International Bond
Senior Unsecured
01/20/34	8.250%		1,843,000	2,529,517
01/07/41	5.625%		5,070,000	5,424,900

Total				7,954,417

Chile 0.1%
Chile Government International Bond Senior Unsecured
10/30/22	2.250%		1,650,000	1,582,350

Colombia 0.2%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		5,625,000	6,736,578

Denmark 0.3%
Danske Bank A/S(c)
12/31/49	5.750%	EUR	7,985,000	9,773,367

France 0.1%
Electricite de France SA Subordinated Notes(b)(c)
12/31/49	5.250%		2,592,000	2,656,800

Mexico 0.2%
Mexico Government International Bond
Senior Unsecured
03/15/22	3.625%		4,800,000	4,903,200
03/08/44	4.750%		1,380,000	1,438,650

Total				6,341,850

Qatar 0.1%
Nakilat, Inc. Senior Secured(b)
12/31/33	6.067%		2,967,000	3,315,622

Turkey 0.1%
Turkey Government International Bond Senior Unsecured
01/14/41	6.000%		3,700,000	4,199,500

United Kingdom 0.4%
Lloyds Banking Group PLC Subordinated Notes(c)
12/31/49	7.500%		11,536,000	11,737,880

Total Foreign Government Obligations
(Cost: $54,337,556)				54,298,364

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	69

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Municipal Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California 0.1%
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds-Taxable Series 2009
07/01/34	5.750%	1,260,000	1,598,285

Illinois —%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	1,020,000	1,344,115

Kentucky 0.3%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010
04/01/18	3.165%	9,097,671	9,356,045

Ohio 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B
01/01/35	4.532%	4,210,000	4,575,386

Puerto Rico 0.2%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(m)
07/01/35	8.000%	2,055,000	1,787,850

Puerto Rico Sales Tax Financing Corp.(m)
Revenue Bonds
1st Subordinated Series 2009A-1
08/01/43	5.250%	1,715,000	1,187,981
1st Subordinated Series 2009B
08/01/44	6.500%	685,000	540,520
1st Subordinated Series 2010C
08/01/41	5.250%	3,645,000	2,547,490

Total			6,063,841

Total Municipal Bonds
(Cost: $22,369,093)			22,937,672

Preferred Debt 2.0%
Banking 1.8%
Citigroup Capital XIII(c)
10/30/40	7.875%	913,160	24,271,793

HSBC Holdings PLC
12/31/49	8.000%	102,410	2,721,034

M&T Bank Corp.(c)
12/31/49	6.375%	5,234	5,482,615
12/31/49	6.375%	800	809,000

PNC Financial Services Group, Inc. (The)(c)
12/31/49	6.125%	157,095	4,360,957

Preferred Debt (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
State Street Corp.(c)
12/31/49	5.900%	122,495	3,167,721

U.S. Bancorp(c)
12/31/49	6.500%	247,369	7,285,017

Wells Fargo & Co.(c)
12/31/49	5.850%	224,465	5,757,527

Total			53,855,664

Building Materials 0.1%
Stanley Black & Decker, Inc.
07/25/52	5.750%	169,525	4,282,201

Property & Casualty 0.1%
Allstate Corp. (The)(c)
01/15/53	5.100%	67,940	1,720,920

Total Preferred Debt
(Cost: $60,517,165)			59,858,785

Senior Loans 0.8%
Borrower	Weighted Average Coupon	Principal Amount	Value
Chemicals —%
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(c)(n)
02/01/20	3.750%	217,492	211,341

Food and Beverage 0.7%
HJ Heinz Co.(c)(n)
Tranche B-1 Term Loan
06/07/19	3.250%	14,893,193	14,729,814
Tranche B-2 Term Loan
06/05/20	3.500%	7,131,251	7,079,051

Total			21,808,865

Health Care 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(n)
03/20/20	8.500%	223,000	219,655

CHS/Community Health Systems, Inc. Tranche D Term Loan(c)(n)
01/27/21	4.250%	101,970	101,609

ConvaTec, Inc. Term Loan(c)(n)
12/22/16	4.000%	90,129	89,679

U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(c)(n)
07/03/19	4.250%	653,011	640,766

United Surgical Partners International, Inc. Tranche B Term Loan(c)(n)
04/03/19	4.750%	210,422	208,451

Total			1,260,160

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount	Value
Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(n)
12/27/20	6.250%	85,000	84,362

Technology —%
Applied Systems, Inc.(c)(n) 1st Lien Term Loan
01/25/21	4.250%	30,690	30,134
2nd Lien Term Loan
01/24/22	7.500%	36,000	35,040

TIBCO Software, Inc. Tranche B Term Loan(c)(i)(n)
11/04/20	6.500%	339,000	327,701

Total			392,875

Total Senior Loans
(Cost: $24,097,629)			23,757,603

Treasury Bills 1.8%
Issuer	Effective Yield	Principal Amount	Value
United States 1.8%
U.S. Treasury Bills
04/02/15	0.040%	53,517,000	53,511,648

Total Treasury Bills
(Cost: $53,513,593)			53,511,648

Money Market Funds 1.3%
		Shares	Value
Columbia Short-Term Cash Fund, 0.115%(o)(p)		37,346,282	37,346,282

Total Money Market Funds
(Cost: $37,346,282)			37,346,282

Total Investments
(Cost: $3,067,656,817)			3,102,854,999

Other Assets & Liabilities, Net			(150,719,839)

Net Assets			2,952,135,160

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	01/20/2015	13,403,000	EUR	16,747,786	USD	526,803	—

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $3,342,896 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	198	USD	25,105,782	03/2015	—	(12,720)
US 2YR NOTE	470	USD	102,739,063	03/2015	—	(125,878)

Total			127,844,845		—	(138,598)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BOBL	(114)	EUR	(17,971,569)	03/2015	—	(99,602)
US 5YR NOTE	(67)	USD	(7,968,289)	03/2015	—	(1,073)
US LONG BOND	(408)	USD	(58,981,500)	03/2015	—	(1,658,398)
US ULTRA T-BOND	(118)	USD	(19,492,125)	03/2015	—	(901,853)

Total			(104,413,483)		—	(2,660,926)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	71

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Credit Default Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $2,783,000 were pledged as collateral to cover open credit default swap contracts.

In addition, securities and cash totaling $2,210,000 were received from broker as collateral to cover open credit default swap contracts.

At December 31, 2014, securities totaling $15,142,304 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Goldman Sachs Group, Inc.	12/20/2019	1.00	9,295,000	(73,276)	39,257	(2,582)	—	(36,601)

Barclays	Toll Brothers, Inc.	09/20/2019	1.00	6,655,000	122,697	(180,880)	(1,849)	—	(60,032)

Citibank	Campbell Soup Co.	09/20/2019	1.00	3,595,000	(84,448)	53,330	(999)	—	(32,117)

Citibank	Campbell Soup Co.	12/20/2019	1.00	3,760,000	(86,249)	71,516	(1,044)	—	(15,777)

Citibank	CDX Emerging Markets Index 22-V1	12/20/2019	1.00	7,285,000	711,430	(521,920)	(2,022)	187,488	—

Citibank	H.J. Heinz Company	12/20/2019	1.00	7,420,000	164,247	(284,866)	(2,061)	—	(122,680)

Citibank	Marriott International, Inc.	12/20/2019	1.00	6,935,000	(207,813)	162,704	(1,926)	—	(47,035)

Citibank	Marriott International, Inc.	12/20/2019	1.00	5,990,000	(179,495)	157,465	(1,664)	—	(23,694)

Citibank	McDonald’s Corp.	12/20/2019	1.00	7,280,000	(217,036)	256,622	(2,022)	37,564	—

Citibank	Morgan Stanley	12/20/2019	1.00	14,360,000	(132,097)	135,611	(3,989)	—	(475)

Citibank	Nordstrom, Inc.	09/20/2019	1.00	3,595,000	(106,486)	67,308	(999)	—	(40,177)

Citibank	Safeway, Inc.	12/20/2019	1.00	3,520,000	357,232	(432,477)	(978)	—	(76,223)

Citibank	Safeway, Inc.	12/20/2019	1.00	5,680,000	576,443	(642,510)	(1,578)	—	(67,645)

Citibank	Telecom Italia SPA	09/20/2019	1.00	2,515,000	53,226	(101,918)	(699)	—	(49,391)

Goldman Sachs International	Bank of America Corp.	12/20/2019	1.00	24,325,000	(397,359)	313,955	(6,757)	—	(90,161)

Goldman Sachs International	Barclays Bank, PLC	12/20/2019	1.00	13,265,000	(312,470)	293,475	(3,685)	—	(22,680)

Goldman Sachs International	Beazer Homes USA, Inc.	12/20/2019	5.00	5,465,000	(203,238)	97,566	(7,590)	—	(113,262)

Goldman Sachs International	Cardinal Health, Inc.	03/20/2020	1.00	3,735,000	(140,364)	139,477	(1,037)	—	(1,924)

Goldman Sachs International	CDX Emerging Markets Index 22-V1	12/20/2019	1.00	7,285,000	711,429	(518,439)	(2,024)	190,966	—

Goldman Sachs International	Citigroup, Inc.	09/20/2019	1.00	15,110,000	(199,345)	217,579	(4,198)	14,036	—

Goldman Sachs International	Citigroup, Inc.	12/20/2019	1.00	9,940,000	(125,557)	83,655	(2,761)	—	(44,663)

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Credit Default Swap Contracts Outstanding at December 31, 2014 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Costco Wholesale Corp.	03/20/2020	1.00	3,735,000	(155,754)	147,274	(1,038)	—	(9,518)

Goldman Sachs International	D.R. Horton, Inc.	09/20/2019	1.00	7,225,000	171,336	(365,419)	(2,007)	—	(196,090)

Goldman Sachs International	H.J. Heinz Company	12/20/2018	1.00	12,730,000	47,307	(271,666)	(3,536)	—	(227,895)

Goldman Sachs International	Home Depot, Inc.	12/20/2019	1.00	31,900,000	(1,236,978)	1,067,719	(8,861)	—	(178,120)

Goldman Sachs International	Home Depot, Inc.	12/20/2019	1.00	5,470,000	(212,109)	190,100	(1,520)		(23,529)

Goldman Sachs International	McDonald’s Corp.	12/20/2019	1.00	13,075,000	(389,800)	383,090	(3,632)	—	(10,342)

Goldman Sachs International	Nucor Corp.	12/20/2019	1.00	9,345,000	(173,193)	177,676	(2,596)	1,887	—

Goldman Sachs International	Safeway, Inc.	12/20/2019	1.00	3,690,000	374,485	(493,632)	(1,025)	—	(120,172)

Goldman Sachs International	Textron, Inc.	12/20/2019	1.00	13,455,000	(167,137)	69,004	(3,737)	—	(101,870)

Goldman Sachs International	Toll Brothers, Inc.	09/20/2019	1.00	13,880,000	255,902	(377,253)	(3,855)	—	(125,206)

JPMorgan	Barclays Bank, PLC	12/20/2019	1.00	3,000,000	33,081	(64,248)	(833)	—	(32,000)

JPMorgan	Baxter International, Inc.	03/20/2020	1.00	3,735,000	(150,231)	143,372	(1,037)	—	(7,896)

JPMorgan	Campbell Soup Co.	09/20/2019	1.00	5,455,000	(128,140)	63,682	(1,516)	—	(65,974)

JPMorgan	CDX Emerging Markets Index 22-V1	12/20/2019	1.00	10,565,000	1,031,744	(756,908)	(2,935)	271,901	—

JPMorgan	D.R. Horton, Inc.	12/20/2019	1.00	23,990,000	712,061	(1,289,865)	(6,664)	—	(584,468)

JPMorgan	Humana, Inc.	09/20/2019	1.00	3,595,000	(82,306)	74,749	(999)	—	(8,556)

JPMorgan	L Brands, Inc.	09/20/2019	1.00	13,575,000	113,738	(323,448)	(3,771)	—	(213,481)

JPMorgan	McDonald’s Corp.	12/20/2019	1.00	3,735,000	(111,350)	107,273	(1,037)	—	(5,114)

JPMorgan	Starwood Hotels & Resorts Worldwide, Inc.	09/20/2019	1.00	3,595,000	(69,074)	65,658	(999)	—	(4,415)

JPMorgan	Starwood Hotels & Resorts Worldwide, Inc.	12/20/2019	1.00	7,520,000	(136,853)	121,270	(2,089)	—	(17,672)

JPMorgan	WellPoint, Inc.	09/20/2019	1.00	3,595,000	(104,740)	90,551	(999)	—	(15,188)

Morgan Stanley	Goldman Sachs Group, Inc.	09/20/2019	1.00	17,470,000	(159,758)	179,929	(4,853)	15,318	—

Morgan Stanley	Goldman Sachs Group, Inc.	12/20/2019	1.00	9,125,000	(71,936)	42,753	(2,535)	—	(31,718)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	73

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Credit Default Swap Contracts Outstanding at December 31, 2014 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America High Yield 23-V1	12/20/2019	5.00	157,715,000	(613,511)	—	(219,048)	—	(832,559)

Morgan Stanley*	CDX.North America Investment Grade 23-V1	12/20/2019	1.00	362,581,667	(209,008)	—	(100,717)	—	(309,725)

Total								719,160	(3,966,045)

*	Centrally cleared swap contract

Interest Rate Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $2,018,920 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.1905	12/16/2017	USD	151,071,000	(443)	291,989	—

Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.1200	12/19/2017	USD	100,845,000	(321)	417,661	—

Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	2.7380	12/16/2044	USD	20,550,205	(432)	153,269	—

Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	2.6850	12/19/2044	USD	13,587,010	(310)	—	(56,670)

Total								862,919	(56,670)

*	Centrally cleared swap contract

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $564,080,298 or 19.11% of net assets.

(c)	Variable rate security.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $102,660, which represents less than 0.01% of net assets.

(e)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $346,228, which represents 0.01% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artist Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	12/08/1995	346,228

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $4,247,892, which represents 0.14% of net assets.

(g)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(i)	Represents a security purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

74	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

(j)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(k)	Zero coupon bond.

(l)	Principal and interest may not be guaranteed by the government.

(m)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2014, the value of these securities amounted to $6,063,841 or 0.21% of net assets.

(n)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(o)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	171,499,384	765,627,804	(899,780,906)	37,346,282	46,152	37,346,282

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

EUR	Euro
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	75

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Fair Value Measurements (continued)

may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Leisure	—	1,413,123	346,228	1,759,351

All Other Industries	—	1,054,393,692	—	1,054,393,692

Residential Mortgage-Backed Securities — Agency	—	489,088,614	1,485,000	490,573,614

Residential Mortgage-Backed Securities — Non-Agency	—	101,690,050	25,401,948	127,091,998

Commercial Mortgage-Backed Securities — Non-Agency	—	127,270,395	617,123	127,887,518

Asset-Backed Securities — Agency	—	128,168,647	2,416,664	130,585,311

Asset-Backed Securities — Non-Agency	—	299,964,895	485,800	300,450,695

U.S. Treasury Obligations	501,983,947	24,860,307	—	526,844,254

U.S. Government & Agency Obligations	—	91,558,212	—	91,558,212

Foreign Government Obligations	—	54,298,364	—	54,298,364

Municipal Bonds	—	22,937,672	—	22,937,672

Preferred Debt	59,858,785	—	—	59,858,785

Total Bonds	561,842,732	2,395,643,971	30,752,763	2,988,239,466

Other

Senior Loans

Health Care	—	1,040,505	219,655	1,260,160

Lodging	—	—	84,362	84,362

All Other Industries	—	22,413,081	—	22,413,081

Total Other	—	23,453,586	304,017	23,757,603

The accompanying Notes to Financial Statements are an integral part of this statement.

76	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Treasury Bills	53,511,648	—	—	53,511,648

Total Short-Term Securities	53,511,648	—	—	53,511,648

Mutual Funds

Money Market Funds	37,346,282	—	—	37,346,282

Total Mutual Funds	37,346,282	—	—	37,346,282

Investments in Securities	652,700,662	2,419,097,557	31,056,780	3,102,854,999

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	526,803	—	526,803

Swap Contracts	—	1,582,079	—	1,582,079

Liabilities

Futures Contracts	(2,799,524)	—	—	(2,799,524)

Swap Contracts	—	(4,022,715)	—	(4,022,715)

Total	649,901,138	2,417,183,724	31,056,780	3,098,141,642

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Agency ($)	Asset-Backed Securities — Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of December 31, 2013	662,372	—	19,397,169	8,990,948	12,652,802	—	729,660	42,432,951

Accrued discounts/premiums	—	(26,250)	(19,786)	(1,409)	—	—	(93)	(47,538)

Realized gain (loss)	—	—	19,435	3,933	—	—	10,053	33,421

Change in unrealized depreciation(a)	—	(24,375)	(72,768)	(4,554)	(8,336)	—	(15,899)	(125,932)

Sales	(316,144)	—	(15,275,585)	(8,371,795)	—	—	(419,704)	(24,383,228)

Purchases	—	1,535,625	22,859,463	—	2,425,000	485,800	—	27,305,888

Transfers out of Level 3	—	—	(1,505,980)	—	(12,652,802)	—	—	(14,158,782)

Balance as of December 31, 2014	346,228	1,485,000	25,401,948	617,123	2,416,664	485,800	304,017	31,056,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	77

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

Fair Value Measurements (continued)

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $(65,388), which is comprised of Residential Mortgage-Backed Securities — Agency of $(24,375) Residential Mortgage-Backed Securities — Non-Agency of $(26,782), Asset-Backed Securities — Agency $(8,336) and Senior Loans of $(5,895).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations from broker dealers, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain seniors loans, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

78	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%
Issuer	Shares	Value ($)
Brazil 8.2%
AmBev SA, ADR	1,672,964	10,405,836

BB Seguridade Participacoes SA	928,100	11,228,537

Estacio Participacoes SA	535,900	4,802,174

Hypermarcas SA(a)	728,700	4,564,312

International Meal Co. Holdings SA	340,000	1,534,873

Itaú Unibanco Holding SA, ADR	1,406,907	18,303,860

M. Dias Branco SA	80,400	2,752,389

Petroleo Brasileiro SA, ADR	614,774	4,487,850

Qualicorp SA(a)	694,100	7,259,040

Raia Drogasil SA	270,700	2,581,538

Ultrapar Participacoes SA	451,600	8,740,809

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	483,100	7,705,756

Total		84,366,974

China 21.6%
58.Com, Inc., ADR(a)	89,278	3,709,501

Alibaba Group Holding Ltd., ADR(a)	48,589	5,050,341

Baidu, Inc., ADR(a)	40,861	9,315,082

China Animal Healthcare Ltd.	7,635,000	5,284,283

China Mengniu Dairy Co., Ltd.	1,230,000	5,064,683

China Mobile Ltd.	1,437,500	16,837,074

China Mobile Ltd., ADR	76,047	4,473,084

China Pacific Insurance Group Co., Ltd., Class H	2,839,800	14,287,077

China Petroleum & Chemical Corp., Class H	4,738,200	3,837,180

Chongqing Changan Automobile Co., Ltd., Class B	4,734,263	10,720,491

CSPC Pharmaceutical Group Ltd.	4,150,000	3,647,704

CT Environmental Group Ltd.	3,384,935	3,451,738

ENN Energy Holdings Ltd.	930,000	5,261,302

GCL-Poly Energy Holdings Ltd.(a)	19,112,000	4,439,377

Guangdong Investment Ltd.	5,514,000	7,181,678

iDreamsky Technology Ltd., ADR(a)	196,421	3,354,871

Industrial & Commercial Bank of China Ltd., Class H	32,225,000	23,530,448

Luye Pharma Group Ltd.(a)	6,565,000	8,391,459

Ourgame International Holdings Ltd.(a)	1,371,000	463,856

Pax Global Technology Ltd.(a)	4,901,000	5,020,121

Qihoo 360 Technology Co., Ltd., ADR(a)	81,264	4,653,177

Common Stocks (continued)
Issuer	Shares	Value ($)
Sinotrans Ltd.	14,243,000	9,410,414

Sound Global Ltd.(a)	3,476,000	3,999,989

Sunny Optical Technology Group Co., Ltd.	2,502,000	4,296,228

Tencent Holdings Ltd.	1,940,200	28,072,619

Vipshop Holdings Ltd., ADS(a)	461,120	9,010,285

WuXi PharmaTech (Cayman), Inc. ADR(a)	336,956	11,345,308

Zhuzhou CSR Times Electric Co., Ltd., Class H	1,547,500	9,029,985

Total		223,139,355

Czech Republic 0.3%
Komercni Banka AS	17,195	3,538,751

Greece 0.9%
JUMBO SA	219,376	2,230,679

National Bank of Greece SA(a)	2,626,621	4,610,333

OPAP SA	257,300	2,757,304

Total		9,598,316

Hong Kong 1.4%
Galaxy Entertainment Group Ltd.	728,000	4,045,289

Melco Crown Entertainment Ltd., ADR	246,119	6,251,422

Sands China Ltd.	823,600	4,009,405

Total		14,306,116

India 14.1%
Apollo Hospitals Enterprise Ltd.	151,308	2,707,951

Asian Paints Ltd.	177,406	2,102,855

Bank of Baroda	239,439	4,088,976

Bharti Infratel Ltd.	811,144	4,319,430

DEN Networks Ltd.(a)	761,140	1,607,391

Dish TV India Ltd.(a)	5,169,053	5,506,103

Eicher Motors Ltd.	47,250	11,196,179

Glenmark Pharmaceuticals Ltd.	353,170	4,299,694

Havells India Ltd	512,382	2,226,169

HCL Technologies Ltd.	250,110	6,316,640

HDFC Bank Ltd., ADR	246,821	12,526,166

ICICI Bank Ltd., ADR	1,751,155	20,225,840

IndusInd Bank Ltd.	541,145	6,853,391

Just Dial Ltd.	156,284	3,330,229

Larsen & Toubro Ltd.	187,724	4,422,727

Lupin Ltd.	202,820	4,582,406

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	79

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Maruti Suzuki India Ltd.	117,038	6,161,962

Motherson Sumi Systems Ltd.	1,807,680	13,018,785

Tata Motors Ltd.	779,596	6,098,425

Tech Mahindra Ltd.	207,000	8,486,420

Titan Co., Ltd.	508,563	3,062,697

UPL Ltd.	1,036,545	5,669,738

Yes Bank Ltd.	545,931	6,633,896

Total		145,444,070

Indonesia 3.1%
PT Ace Hardware Indonesia Tbk	34,460,600	2,178,569

PT Bank Central Asia Tbk	6,472,300	6,865,413

PT Bank Rakyat Indonesia Persero Tbk	7,460,500	7,012,725

PT Matahari Department Store Tbk	5,765,400	6,947,082

PT Nippon Indosari Corpindo Tbk	44,787,500	5,008,533

PT Sumber Alfaria Trijaya Tbk	104,950,000	4,227,568

Total		32,239,890

Malaysia 0.5%
Tenaga Nasional Bhd	1,462,400	5,759,597

Mexico 3.5%
Alfa SAB de CV, Class A	1,700,600	3,796,849

Cemex SAB de CV, ADR	1,147,562	11,693,657

Grupo Financiero Banorte SAB de CV, Class O	1,652,800	9,096,491

Grupo Financiero Santander Mexico SAB de CV, ADR, Class B	600,534	6,221,532

Grupo Mexico SAB de CV, Class B	1,753,800	5,090,077

Total		35,898,606

Peru 1.3%
Credicorp Ltd.	68,760	11,013,977

Southern Copper Corp.	88,202	2,487,296

Total		13,501,273

Philippines 4.7%
BDO Unibank, Inc.	1,918,900	4,694,150

Bloomberry Resorts Corp.(a)	9,967,600	2,748,091

GT Capital Holdings, Inc.	609,220	13,954,302

Metropolitan Bank & Trust Co.	7,527,377	13,879,057

Robinsons Retail Holdings, Inc.	3,198,970	5,413,559

SM Prime Holdings, Inc.	12,271,400	4,645,255

Universal Robina Corp.	703,990	3,069,316

Total		48,403,730

Common Stocks (continued)
Issuer	Shares	Value ($)
Poland 0.5%
Bank Pekao SA	98,415	4,945,960

Russian Federation 2.3%
Lukoil OAO, ADR	203,084	7,808,580

Magnit PJSC, GDR(b)	137,197	6,200,340

Mail.ru Group Ltd., GDR(a)(b)	221,358	3,573,644

QIWI PLC, ADR	194,984	3,936,727

Yandex NV, Class A(a)	137,575	2,470,847

Total		23,990,138

South Africa 5.4%
Aspen Pharmacare Holdings Ltd.	281,144	9,808,015

AVI Ltd.	1,032,479	6,917,349

Clicks Group Ltd.	534,932	3,740,097

Discovery Ltd.	542,015	5,189,536

Naspers Ltd., Class N	236,860	30,639,081

Total		56,294,078

South Korea 14.6%
Duksan Hi-Metal Co., Ltd.(a)(c)	388,008	3,886,964

EO Technics Co., Ltd.	18,172	2,065,268

Hana Financial Group, Inc.	145,960	4,227,334

Hotel Shilla Co., Ltd.	60,500	5,018,255

Kia Motors Corp.	96,254	4,573,604

Korea Electric Power Corp.	141,500	5,452,422

LG Display Co., Ltd.(a)	178,839	5,424,075

LG Uplus Corp.	900,830	9,392,486

Medy-Tox, Inc.	15,783	4,561,868

Naturalendo Tech Co., Ltd.(a)	114,119	4,720,892

NAVER Corp.	12,481	7,993,270

Samchuly Bicycle Co., Ltd.	278,741	4,826,096

Samsung Electronics Co., Ltd.	38,509	46,297,233

Samsung SDI Co., Ltd.	33,261	3,477,511

Shinhan Financial Group Co., Ltd.	262,962	10,569,788

SK Hynix, Inc.(a)	281,896	12,046,945

SK Telecom Co., Ltd.	47,221	11,549,927

Suprema, Inc.(a)	66,776	1,529,982

Wonik IPS Co., Ltd.(a)	243,485	3,058,980

Total		150,672,900

Taiwan 8.7%
Cathay Financial Holding Co., Ltd.	7,469,700	11,037,525

Chipbond Technology Corp.	2,442,000	4,439,705

The accompanying Notes to Financial Statements are an integral part of this statement.

80	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
CTBC Financial Holding Co., Ltd.	10,073,319	6,516,913

Eclat Textile Co., Ltd.	837,120	8,413,399

eMemory Technology, Inc.	267,000	3,067,494

Gigasolar Materials Corp.	148,600	2,312,166

Hon Hai Precision Industry Co., Ltd.	1,891,960	5,224,674

Inotera Memories, Inc.(a)	2,605,000	4,087,240

MediaTek, Inc.	216,000	3,140,085

Merida Industry Co., Ltd.	1,016,400	6,862,706

Merry Electronics Co., Ltd.	1,143,450	3,994,096

MPI Corp.	922,000	3,369,263

Pegatron Corp.	2,113,000	4,829,765

Standard Foods Corp.	665,990	1,475,288

Taiwan Semiconductor Manufacturing Co., Ltd.	4,007,838	17,656,416

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	179,434	4,015,733

Total		90,442,468

Thailand 3.7%
Bangkok Bank PCL, Foreign Registered Shares	2,205,100	13,100,747

Kasikornbank PCL, Foreign Registered Shares	2,013,900	13,940,759

Mega Lifesciences PCL, Foreign Registered Shares	5,592,800	2,818,376

Robinson Department Store PCL, Foreign Registered Shares	1,850,900	2,519,355

Thai Union Frozen Products PCL, Foreign Registered Shares	2,045,400	5,591,411

Total		37,970,648

Turkey 1.1%
Arcelik AS	794,781	5,088,958

Turk Traktor ve Ziraat Makineleri AS	63,990	2,102,731

Turkiye Garanti Bankasi AS	965,790	3,879,710

Total		11,071,399

Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 0.2%
Randgold Resources Ltd.	30,603	2,077,640

United States 0.6%
Atento SA(a)	253,663	2,650,779

Luxoft Holding, Inc.(a)	97,669	3,761,233

Total		6,412,012

Total Common Stocks
(Cost: $952,681,921)		1,000,073,921

Preferred Stocks 0.4%
Brazil 0.4%
Alpargatas SA	807,460	2,202,274

Marcopolo SA	1,331,300	1,667,756

Total		3,870,030

Total Preferred Stocks
(Cost: $6,303,101)		3,870,030

Exchange-Traded Funds 0.5%
Vanguard Emerging Markets ETF	129,651	5,188,633

Total Exchange-Traded Funds
(Cost: $5,233,350)		5,188,633

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(d)(e)	27,429,764	27,429,764

Total Money Market Funds
(Cost: $27,429,764)		27,429,764

Total Investments
(Cost: $991,648,136)		1,036,562,348

Other Assets & Liabilities, Net		(2,619,646)

Net Assets		1,033,942,702

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $9,773,984 or 0.95% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $3,886,964, which represents 0.38% of net assets.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	81

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	35,608,607	349,298,814	(357,477,657)	27,429,764	18,379	27,429,764

Abbreviation Legend

ADR	American Depositary Receipt
ADS	American Depositary Share
GDR	Global Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The

The accompanying Notes to Financial Statements are an integral part of this statement.

82	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2014

Fair Value Measurements (continued)

Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	21,598,754	139,033,727	—	160,632,481

Consumer Staples	20,304,075	46,708,145	—	67,012,220

Energy	21,037,240	3,837,180	—	24,874,420

Financials	88,616,403	188,002,045	—	276,618,448

Health Care	18,604,348	50,822,647	—	69,426,995

Industrials	14,153,383	38,388,205	—	52,541,588

Information Technology	40,267,511	198,013,303	3,886,964	242,167,778

Materials	19,271,030	9,850,233	—	29,121,263

Telecommunication Services	4,473,085	42,098,917	—	46,572,002

Utilities	—	31,106,726	—	31,106,726

Preferred Stocks

Consumer Discretionary	2,202,274	—	—	2,202,274

Industrials	1,667,756	—	—	1,667,756

Exchange-Traded Funds	5,188,633	—	—	5,188,633

Total Equity Securities	257,384,492	747,861,128	3,886,964	1,009,132,584

Mutual Funds

Money Market Funds	27,429,764	—	—	27,429,764

Total Mutual Funds	27,429,764	—	—	27,429,764

Total	284,814,256	747,861,128	3,886,964	1,036,562,348

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the subscription price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 2 to Level 3 due to unavailable market quotes. As a result, as of period end, management determined to fair value the securities under procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	4,600,824	4,600,824	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	83

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 27.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia 0.5%
Woodside Finance Ltd.(a)
05/10/21	4.600%	3,140,000	3,345,189

Belgium —%
Calcipar SA Senior Secured(a)
05/01/18	6.875%	244,000	245,220

Canada 1.2%
BC ULC/New Red Finance Inc. Secured(a)
04/01/22	6.000%	224,000	229,600

Bombardier, Inc.(a)
Senior Unsecured
04/15/19	4.750%	75,000	75,281
03/15/20	7.750%	66,000	71,610
10/15/22	6.000%	85,000	85,850
01/15/23	6.125%	190,000	192,850

Catamaran Corp.
03/15/21	4.750%	79,000	79,000

Cogeco Cable, Inc.(a)
05/01/20	4.875%	150,000	150,000

MDC Partners, Inc.(a)
04/01/20	6.750%	241,000	248,230

NOVA Chemicals Corp. Senior Unsecured(a)
05/01/25	5.000%	100,000	99,250

Thomson Reuters Corp. Senior Unsecured
05/23/43	4.500%	350,000	350,233

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	5,585,000	5,593,681

TransCanada PipeLines Ltd. Senior Unsecured
10/16/23	3.750%	630,000	630,729

Valeant Pharmaceuticals International, Inc.(a)
08/15/18	6.750%	89,000	94,676
07/15/21	7.500%	126,000	136,080
12/01/21	5.625%	6,000	6,075

Videotron Ltd.(a)
06/15/24	5.375%	210,000	214,200

Total			8,257,345

Chile 0.2%
ENTEL Chile SA Senior Unsecured(a)
08/01/26	4.750%	1,300,000	1,289,350

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
France 0.1%
Numericable-SFR Senior Secured(a)
05/15/22	6.000%	270,000	271,485

Germany —%
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a)
01/15/25	5.000%	238,000	238,595

Ireland 0.1%
AerCap Ireland Capital Ltd./Global Aviation Trust(a)
05/15/21	4.500%	502,000	508,275

Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
01/31/21	6.750%	90,000	89,550

Grifols Worldwide Operations Ltd. Senior Unsecured(a)
04/01/22	5.250%	121,000	123,747

Total			721,572

Italy 0.1%
Telecom Italia Capital SA
06/18/19	7.175%	77,000	88,165

Telecom Italia SpA Senior Unsecured(a)
05/30/24	5.303%	120,000	121,419

Wind Acquisition Finance SA(a)
Senior Secured
04/30/20	6.500%	144,000	147,240
07/15/20	4.750%	118,000	110,330

Total			467,154

Luxembourg 0.1%
Altice SA Senior Secured(a)
05/15/22	7.750%	67,000	67,126

ArcelorMittal Senior Unsecured
02/25/22	6.750%	20,000	21,220

INEOS Group Holdings SA(a)
08/15/18	6.125%	13,000	12,448
02/15/19	5.875%	211,000	199,922

Intelsat Jackson Holdings SA
10/15/20	7.250%	450,000	475,312

Total			776,028

Netherlands 0.5%
Constellium NV(a)
05/15/24	5.750%	5,000	4,350

The accompanying Notes to Financial Statements are an integral part of this statement.

84	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Heineken NV Senior Unsecured(a)
04/01/22	3.400%	2,430,000	2,498,497

LYB International Finance BV
07/15/23	4.000%	640,000	654,683

NXP BV/Funding LLC(a)
02/15/21	5.750%	201,000	211,050

Schaeffler Finance BV Senior Secured(a)
05/15/21	4.750%	55,000	55,000

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	155,000	161,975

Total			3,585,555

Peru 0.1%
Union Andina de Cementos SAA Senior Unsecured(a)
10/30/21	5.875%	400,000	405,800

Russian Federation 0.2%
Sibur Securities Ltd.(a)
01/31/18	3.914%	1,400,000	1,134,000

Ukraine 0.1%
MHP SA(a)
04/02/20	8.250%	1,200,000	828,600

United Kingdom 0.7%
Inmarsat Finance PLC(a)
05/15/22	4.875%	100,000	99,000

Jaguar Land Rover Automotive PLC(a)
02/01/23	5.625%	229,000	241,022

Royal Bank of Scotland Group PLC Subordinated Notes
05/28/24	5.125%	265,000	269,556

Sky PLC(a)
11/26/22	3.125%	4,160,000	4,074,595

Total			4,684,173

United States 23.9%
21st Century Fox America, Inc.(a)
09/15/44	4.750%	1,915,000	2,092,653

ADT Corp. (The)
Senior Unsecured
03/15/20	5.250%	43,000	43,538
07/15/22	3.500%	150,000	127,875

AES Corp. (The)
Senior Unsecured
07/01/21	7.375%	301,000	340,130
05/15/23	4.875%	33,000	32,753

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AMC Entertainment, Inc.
02/15/22	5.875%	87,000	88,305

AMC Networks, Inc.
07/15/21	7.750%	133,000	141,977
12/15/22	4.750%	267,000	258,990

APX Group, Inc. Senior Secured
12/01/19	6.375%	272,000	260,440

AT&T, Inc. Senior Unsecured
06/15/45	4.350%	4,200,000	3,959,567

Acadia Healthcare Co., Inc.
07/01/22	5.125%	55,000	54,175

Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	285,000	289,275

Activision Blizzard, Inc.(a)
09/15/21	5.625%	377,000	395,850

Actuant Corp.
06/15/22	5.625%	239,000	247,962

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	11,000	11,688

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	159,000	159,000

Alcoa, Inc. Senior Unsecured
10/01/24	5.125%	137,000	145,188

Allegion US Holding Co., Inc.
10/01/21	5.750%	102,000	107,865

Alliance Data Systems Corp.(a)
12/01/17	5.250%	143,000	147,290
04/01/20	6.375%	221,000	226,525
08/01/22	5.375%	167,000	164,912

Ally Financial, Inc.
03/15/20	8.000%	237,000	279,660
09/15/20	7.500%	456,000	534,660
Senior Unsecured
09/30/24	5.125%	70,000	71,050

American Axle & Manufacturing, Inc.
02/15/19	5.125%	67,000	68,340
11/15/19	7.750%	18,000	20,160
03/15/21	6.250%	148,000	155,400

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	236,000	237,180

Amsted Industries, Inc.(a)
03/15/22	5.000%	82,000	80,565
09/15/24	5.375%	162,000	157,545

Amsurg Corp.
11/30/20	5.625%	94,000	96,115

Amsurg Corp.(a)
07/15/22	5.625%	48,000	49,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	85

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ancestry.com, Inc.
12/15/20	11.000%	135,000	152,044

Antero Resources Corp.(a)
12/01/22	5.125%	185,000	174,362

Aramark Services, Inc.
03/15/20	5.750%	255,000	263,287

ArcelorMittal Senior Unsecured
03/01/21	6.000%	216,000	224,640

Asbury Automotive Group, Inc.(a)
12/15/24	6.000%	79,000	80,383

Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	93,000	99,510

Audatex North America, Inc.(a)
06/15/21	6.000%	104,000	107,120
11/01/23	6.125%	59,000	60,918

Aviation Capital Group Corp. Senior Unsecured(a)
04/06/21	6.750%	5,000	5,663

Avis Budget Car Rental LLC/Finance, Inc.
04/01/23	5.500%	150,000	153,000

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	125,000	131,875

B&G Foods, Inc.
06/01/21	4.625%	234,000	228,407

Bank of America Corp. Senior Unsecured
07/24/23	4.100%	2,890,000	3,043,603

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	1,820,000	1,957,568

Berry Plastics Corp. Secured
05/15/22	5.500%	55,000	55,825

Biomet, Inc.
08/01/20	6.500%	98,000	104,860

Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	161,000	155,365

Building Materials Corp. of America Senior Unsecured(a)
11/15/24	5.375%	198,000	197,505

CB Richard Ellis Services, Inc.
03/15/25	5.250%	257,000	262,140

CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	135,000	136,013
04/30/21	6.500%	41,000	43,050
01/31/22	6.625%	189,000	200,812
09/30/22	5.250%	7,000	6,983

CCOH Safari LLC
12/01/22	5.500%	92,000	93,380
12/01/24	5.750%	237,000	239,666

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.
02/01/22	6.875%	370,000	391,969
Senior Secured
08/01/21	5.125%	134,000	139,025

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	606,000	640,481
08/15/22	5.000%	46,000	47,265

CIT Group, Inc.(a) Senior Unsecured
02/15/19	5.500%	151,000	159,305

CMS Energy Corp. Senior Unsecured
03/31/43	4.700%	2,385,000	2,541,773

CNH Industrial Capital LLC Senior Unsecured(a)
07/15/19	3.375%	41,000	39,155

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	372,000	410,130

CSX Corp. Senior Unsecured
03/15/44	4.100%	200,000	198,121

Calpine Corp. Senior Secured(a)
01/15/22	6.000%	401,000	426,062

Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	29,000	29,435

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	112,000	112,000

Case New Holland Industrial, Inc.
12/01/17	7.875%	287,000	315,700

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	110,000	110,550

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(a)
06/01/24	5.375%	21,000	20,895

Celanese U.S. Holdings LLC
06/15/21	5.875%	175,000	185,500

Centene Corp. Senior Unsecured
05/15/22	4.750%	132,000	132,330

CenterPoint Energy Houston Electric LLC
04/01/44	4.500%	785,000	876,165

CenturyLink, Inc. Senior Unsecured
03/15/22	5.800%	59,000	61,213
12/01/23	6.750%	340,000	372,300

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	299,000	309,465

The accompanying Notes to Financial Statements are an integral part of this statement.

86	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Energy Corp.
08/15/20	6.625%	120,000	128,400
02/15/21	6.125%	620,000	651,000
03/15/23	5.750%	41,000	42,230

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	120,000	126,150
06/15/21	8.250%	123,000	136,223

Cimarex Energy Co.
06/01/24	4.375%	32,000	30,560

Cinemark USA, Inc.
12/15/22	5.125%	68,000	66,470

Clean Harbors, Inc.
08/01/20	5.250%	135,000	135,675
06/01/21	5.125%	136,000	135,660

Clear Channel Worldwide Holdings, Inc. Senior Unsecured
11/15/22	6.500%	139,000	141,432
11/15/22	6.500%	376,000	387,280

Columbus McKinnon Corp.
02/01/19	7.875%	161,000	167,440

Compass Minerals International, Inc.(a)
07/15/24	4.875%	163,000	158,517

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%	1,945,000	1,915,769

Concho Resources, Inc.
01/15/22	6.500%	271,000	283,195
04/01/23	5.500%	158,000	158,743

Constellation Brands, Inc.
11/15/19	3.875%	38,000	38,285
11/15/24	4.750%	38,000	38,475

Continental Resources, Inc.
09/15/22	5.000%	929,000	898,807

Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	366,000	373,320

CyrusOne LP/Finance Corp.
11/15/22	6.375%	201,000	214,567

D.R. Horton, Inc.
03/01/19	3.750%	101,000	99,990

DISH DBS Corp.
06/01/21	6.750%	428,000	460,100
03/15/23	5.000%	98,000	94,815

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	470,000	498,200

Darling Ingredients, Inc.
01/15/22	5.375%	107,000	105,395

Diamondback Energy, Inc.
10/01/21	7.625%	37,000	36,121

DigitalGlobe, Inc.(a)
02/01/21	5.250%	86,000	81,700

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Resources, Inc. Senior Unsecured
09/15/42	4.050%	890,000	868,146

DuPont Fabros Technology LP
09/15/21	5.875%	29,000	29,544

Duke Energy Corp. Senior Unsecured
09/15/21	3.550%	3,560,000	3,716,558
08/15/22	3.050%	865,000	869,146

E*TRADE Financial Corp. Senior Unsecured
11/15/22	5.375%	135,000	138,038

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	197,000	198,970
09/01/22	7.750%	37,000	34,595

ERAC U.S.A. Finance LLC(a)
03/15/42	5.625%	2,855,000	3,333,047

Eco Services Operations LLC/Finance Corp. Senior Unsecured(a)
11/01/22	8.500%	54,000	54,810

Entegris, Inc.(a)
04/01/22	6.000%	95,000	96,188

Enterprise Products Operating LLC
03/15/23	3.350%	1,960,000	1,938,620

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	37,000	36,815
01/01/22	5.375%	175,000	176,645

FTI Consulting, Inc.
11/15/22	6.000%	70,000	71,575

First Data Corp.
01/15/21	12.625%	175,000	207,812

First Data Corp.(a) Senior Secured
06/15/19	7.375%	426,000	448,365

Five Corners Funding Trust Senior Unsecured(a)
11/15/23	4.419%	605,000	641,150

Florida East Coast Holdings Corp. Senior Secured(a)
05/01/19	6.750%	88,000	87,120

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	175,000	186,812
01/31/22	5.875%	13,000	14,105
10/15/24	4.750%	78,000	78,780

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	62,000	71,610
09/15/21	6.250%	17,000	17,085
01/15/23	7.125%	105,000	106,838
04/15/24	7.625%	96,000	98,880
01/15/25	6.875%	234,000	234,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	87

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	83,000	84,038
11/01/23	5.375%	120,000	124,200

Gannett Co., Inc.
10/15/23	6.375%	18,000	19,080

Gannett Co., Inc.(a)
09/15/21	4.875%	48,000	47,640
09/15/24	5.500%	43,000	43,108

Gates Global LLC/Co.(a)
07/15/22	6.000%	189,000	181,005

General Electric Capital Corp. Senior Unsecured
05/15/24	3.450%	3,740,000	3,868,968

General Motors Co. Senior Unsecured
10/02/23	4.875%	382,000	408,740

General Motors Financial Co., Inc.
09/25/21	4.375%	41,000	42,794

Gibraltar Industries, Inc.
02/01/21	6.250%	56,000	56,840

Graphic Packaging International, Inc.
04/15/21	4.750%	155,000	156,162

Group 1 Automotive, Inc.(a)
06/01/22	5.000%	42,000	41,055

H&E Equipment Services, Inc.
09/01/22	7.000%	147,000	151,226

HCA, Inc.
05/01/23	5.875%	390,000	410,962
Senior Secured
02/15/20	6.500%	333,000	373,126
04/15/25	5.250%	180,000	188,100

HD Supply, Inc.
07/15/20	7.500%	127,000	133,033

HD Supply, Inc.(a) Senior Secured
12/15/21	5.250%	99,000	100,733

HUB International Ltd. Senior Unsecured(a)
10/01/21	7.875%	288,000	286,560

Hertz Corp. (The)
01/15/21	7.375%	265,000	278,250

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	520,000	494,000

Hilcorp Energy I LP/Finance Co. Senior Unsecured(a)
12/01/24	5.000%	71,000	62,480

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	278,000	290,510

Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	59,000	60,033

Huntsman International LLC
11/15/20	4.875%	238,000	236,215

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS, Inc.(a)
11/01/22	5.000%	81,000	80,190

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	176,000	181,280

Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	60,000	61,812
02/01/22	5.875%	156,000	156,682

Indiana Michigan Power Co. Senior Unsecured
03/15/23	3.200%	5,695,000	5,725,964

International Lease Finance Corp. Senior Unsecured
04/15/18	3.875%	32,000	32,000
12/15/20	8.250%	375,000	451,875

JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	450,000	495,000

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	86,000	92,235

Kinder Morgan Energy Partners LP
09/01/22	3.950%	8,175,000	8,106,011

Kinder Morgan, Inc.
09/15/20	6.500%	602,000	682,655

L Brands, Inc.
04/01/21	6.625%	354,000	398,250

L-3 Communications Corp.
02/15/21	4.950%	2,750,000	2,988,947

Lamar Media Corp.
02/01/22	5.875%	130,000	134,875
01/15/24	5.375%	41,000	42,230

Laredo Petroleum, Inc.
02/15/19	9.500%	150,000	149,250
01/15/22	5.625%	97,000	84,875
05/01/22	7.375%	417,000	389,895

Level 3 Communications, Inc. Senior Unsecured(a)
12/01/22	5.750%	114,000	114,713

Level 3 Escrow II, Inc.(a)
08/15/22	5.375%	488,000	490,440

Level 3 Financing, Inc.
04/01/19	9.375%	37,000	39,035
01/15/21	6.125%	70,000	72,450

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	2,205,000	2,385,521
06/15/23	4.250%	2,840,000	2,926,560

LifePoint Hospitals, Inc.
12/01/21	5.500%	183,000	187,117

Loews Corp. Senior Unsecured
05/15/23	2.625%	2,080,000	1,965,147

The accompanying Notes to Financial Statements are an integral part of this statement.

88	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International
10/01/20	6.750%	60,000	63,000
12/15/21	6.625%	272,000	285,600
03/15/23	6.000%	217,000	218,085

MSCI, Inc.(a)
11/15/24	5.250%	141,000	145,935

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	358,000	374,110
02/15/23	5.500%	233,000	235,912
07/15/23	4.500%	49,000	47,163

Markwest Energy Partners LP/Finance Corp.
12/01/24	4.875%	283,000	276,632

Mediacom Broadband LLC/Corp.
04/15/21	5.500%	14,000	14,070

Meritage Homes Corp.
03/01/18	4.500%	86,000	86,000
04/15/20	7.150%	50,000	53,750
04/01/22	7.000%	152,000	161,120

NBCUniversal Media LLC
01/15/43	4.450%	2,650,000	2,807,974

NCR Corp.
12/15/21	5.875%	34,000	34,935
12/15/23	6.375%	37,000	38,480

NRG Energy, Inc.
07/15/22	6.250%	191,000	195,297

NRG Yield Operating LLC(a)
08/15/24	5.375%	119,000	120,785

Navient Corp. Senior Unsecured
01/15/19	5.500%	60,000	61,350
10/26/20	5.000%	19,000	18,644
01/25/22	7.250%	104,000	112,840
03/25/24	6.125%	136,000	133,620
10/25/24	5.875%	225,000	214,312

NiSource Finance Corp.
09/15/17	5.250%	7,707,000	8,428,898
09/15/20	5.450%	733,000	824,854

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	179,000	179,671

Nielsen Finance LLC/Co.
10/01/20	4.500%	290,000	291,450

Nielsen Finance LLC/Co.(a)
04/15/22	5.000%	71,000	71,355

Nortek, Inc.
04/15/21	8.500%	195,000	208,650

Northwest Pipeline LLC Senior Unsecured
06/15/16	7.000%	2,515,000	2,730,352
04/15/17	5.950%	1,105,000	1,197,559

Nuance Communications, Inc.(a)
08/15/20	5.375%	168,000	168,420

Oasis Petroleum, Inc.
03/15/22	6.875%	307,000	279,370
01/15/23	6.875%	440,000	400,400

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Omnicare, Inc. Senior Unsecured
12/01/22	4.750%	83,000	84,038
12/01/24	5.000%	35,000	35,875

Oncor Electric Delivery Co. LLC Senior Secured
06/01/42	5.300%	120,000	148,930

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	154,000	157,465
12/15/21	7.250%	269,000	275,725

Oshkosh Corp.
03/01/20	8.500%	148,000	155,030

Outfront Media Capital LLC/Corp.(a)
02/15/22	5.250%	21,000	21,158
02/15/24	5.625%	106,000	106,530
03/15/25	5.875%	178,000	179,335

PPL Capital Funding, Inc.
06/01/23	3.400%	6,160,000	6,171,568

PQ Corp. Secured(a)
05/01/18	8.750%	409,000	423,315

Parsley Energy LLC/Finance Corp. Senior Unsecured(a)
02/15/22	7.500%	166,000	157,285

Peabody Energy Corp.
11/15/18	6.000%	147,000	133,403

Penn National Gaming, Inc. Senior Unsecured
11/01/21	5.875%	112,000	104,160

Penske Automotive Group, Inc.
10/01/22	5.750%	123,000	127,613
12/01/24	5.375%	118,000	119,475

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	137,000	145,220

Pinnacle Entertainment, Inc.
08/01/21	6.375%	84,000	86,520

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	152,000	148,200

Post Holdings, Inc.(a)
12/15/22	6.000%	66,000	61,875

Progress Energy, Inc. Senior Unsecured
04/01/22	3.150%	1,335,000	1,352,346

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	266,000	258,020

Qualitytech LP/Finance Corp.(a)
08/01/22	5.875%	84,000	84,210

RSP Permian, Inc.(a)
10/01/22	6.625%	56,000	52,080

Range Resources Corp.
03/15/23	5.000%	205,000	205,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	89

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	187,000	190,740
03/01/22	5.875%	180,000	179,550
10/01/22	5.000%	72,000	68,040
11/01/23	4.500%	112,000	102,760

Reynolds Group Issuer, Inc./LLC
Senior Secured
08/15/19	7.875%	131,000	138,041
10/15/20	5.750%	298,000	305,450

SABMiller Holdings, Inc.(a)
01/15/22	3.750%	3,725,000	3,887,820

SBA Communications Corp. Senior Unsecured(a)
07/15/22	4.875%	41,000	39,463

SBA Telecommunications, Inc.
07/15/20	5.750%	242,000	246,308

SM Energy Co. Senior Unsecured(a)
11/15/22	6.125%	108,000	101,520

STHI Holding Corp. Secured(a)
03/15/18	8.000%	164,000	171,380

Salix Pharmaceuticals Ltd.(a)
01/15/21	6.000%	47,000	47,940

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	145,000	154,062

Scientific Games International, Inc.(a)
12/01/22	10.000%	277,000	254,147
Senior Secured
01/01/22	7.000%	252,000	255,150

Sealed Air Corp.(a)
09/15/21	8.375%	112,000	125,160

Sempra Energy Senior Unsecured
12/01/23	4.050%	955,000	1,010,305

Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	100,000	106,250

Service Corp. International Senior Unsecured
01/15/22	5.375%	106,000	108,650

Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	11,898,000	12,793,206

Spectrum Brands, Inc.
11/15/20	6.375%	295,000	309,012
11/15/22	6.625%	150,000	158,625

Springleaf Finance Corp.
12/15/17	6.900%	325,000	346,125
06/01/20	6.000%	24,000	23,760

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	267,000	260,992

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Communications, Inc.(a)
11/15/18	9.000%	500,000	567,500
03/01/20	7.000%	7,000	7,560

Sprint Corp.
06/15/24	7.125%	239,000	222,270

Standard Pacific Corp.
12/15/21	6.250%	85,000	87,125
11/15/24	5.875%	46,000	46,000

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	302,000	335,975

T-Mobile USA, Inc.
04/28/20	6.542%	49,000	50,593
04/28/21	6.633%	142,000	145,727
01/15/22	6.125%	63,000	63,945
04/28/22	6.731%	58,000	59,740
03/01/23	6.000%	207,000	207,517
04/01/23	6.625%	18,000	18,432
04/28/23	6.836%	39,000	40,268
01/15/24	6.500%	63,000	64,575
03/01/25	6.375%	103,000	104,648

TRI Pointe Holdings, Inc. Senior Unsecured(a)
06/15/19	4.375%	38,000	37,478

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	7,000	6,755
11/15/23	4.250%	75,000	68,250

Targa Resources Partners LP/Finance Corp.(a)
11/15/19	4.125%	74,000	71,225

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	245,000	259,700

Teleflex, Inc.(a)
06/15/24	5.250%	8,000	8,000

Tempur Sealy International, Inc.
12/15/20	6.875%	160,000	170,000

Tenet Healthcare Corp.
Senior Secured
10/01/20	6.000%	330,000	354,364
04/01/21	4.500%	29,000	29,073

Tenet Healthcare Corp.(a)
Senior Unsecured
03/01/19	5.500%	290,000	296,525

Tenneco, Inc.
12/15/24	5.375%	45,000	46,125

Tesoro Logistics LP/Finance Corp.(a)
Senior Unsecured
10/15/19	5.500%	38,000	37,715
10/15/22	6.250%	113,000	112,718

Time Warner Cable, Inc.
09/15/42	4.500%	2,965,000	3,047,851

Time Warner, Inc.
03/29/41	6.250%	575,000	714,000

TransDigm, Inc.
10/15/20	5.500%	174,000	170,085

The accompanying Notes to Financial Statements are an integral part of this statement.

90	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	6,860,000	7,318,255

USG Corp.(a)
11/01/21	5.875%	50,000	50,500

United Rentals North America, Inc.
04/15/22	7.625%	194,000	213,303
06/15/23	6.125%	21,000	22,050
Secured
07/15/18	5.750%	316,000	329,430

Universal Health Services, Inc. Senior Secured(a)
08/01/22	4.750%	212,000	212,000

Univision Communications, Inc.(a)
Senior Secured
09/15/22	6.750%	487,000	521,090
05/15/23	5.125%	75,000	75,750

Valeant Pharmaceuticals International, Inc.(a)
10/15/20	6.375%	205,000	214,225

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	106,000	103,880

Verizon Communications, Inc. Senior Unsecured
11/01/42	3.850%	4,750,000	4,253,116

Virgin Media Secured Finance PLC Senior Secured(a)
04/15/21	5.375%	81,000	84,038

WR Grace & Co.(a)
10/01/21	5.125%	74,000	75,850
10/01/24	5.625%	53,000	55,253

WhiteWave Foods Co. (The)
10/01/22	5.375%	132,000	135,960

Whiting Petroleum Corp.
03/15/21	5.750%	226,000	209,615

Windstream Corp.
10/15/20	7.750%	137,000	141,110

Yum! Brands, Inc.
Senior Unsecured
11/01/21	3.750%	1,815,000	1,859,765
11/01/23	3.875%	1,500,000	1,527,528

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	202,000	214,120

Zebra Technologies Corp. Senior Unsecured(a)
10/15/22	7.250%	169,000	177,450

iHeartCommunications, Inc. Senior Secured(a)
09/15/22	9.000%	277,000	271,460

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	114,000	110,580

Total			162,963,783

Total Corporate Bonds & Notes
(Cost: $184,973,191)			189,213,849

Residential Mortgage-Backed Securities — Agency 2.6%
United States 2.6%
Federal Home Loan Mortgage Corp.(b)
09/01/17 - 08/01/33	6.500%	57,249	64,326
05/01/18	4.500%	41,959	44,061
04/01/33	6.000%	165,726	189,756
11/01/33	5.000%	228,185	253,270

Federal Home Loan Mortgage Corp.(b)(c)
04/01/42	3.500%	7,946,814	8,301,973

Federal National Mortgage Association(b)
04/01/17	6.500%	16,560	17,190
05/01/32 - 11/01/32	7.500%	138,389	163,153
03/01/33 - 01/01/36	5.500%	3,461,469	3,904,237
03/01/33 - 01/01/36	6.000%	2,949,489	3,393,572
03/01/34 - 02/01/36	5.000%	519,214	574,708
09/01/40	4.500%	806,566	884,420

Government National Mortgage Association(b)
10/15/33	5.500%	200,549	228,381

Total			18,019,047

Total Residential Mortgage-Backed Securities — Agency
(Cost: $16,860,421)			18,019,047

Residential Mortgage-Backed Securities — Non-Agency 0.5%
United States 0.5%
Citigroup Mortgage Loan Trust, Inc. CMO Series 2013-2 Class 1A3(a)(b)(d)
11/25/37	2.608%	3,489,167	3,421,721

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $3,547,516)			3,421,721

Commercial Mortgage-Backed Securities — Agency 3.2%
United States 3.2%
Government National Mortgage Association(b) Series 2013 - 13 Class AC
04/16/46	1.700%	7,316,838	6,883,403
Series 2013 - 33 Class AC
05/16/46	1.744%	15,781,749	15,165,204

Total			22,048,607

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $22,928,907)			22,048,607

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	91

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 3.2%
Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class A(a)(b)(d)
10/26/44	2.420%	3,400,000	3,330,848

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(b)
12/11/49	5.322%	1,300,000	1,378,308

Extended Stay America Trust Series 2013-ESH5 Class A25(a)(b)
12/05/31	1.830%	1,750,000	1,731,576

GS Mortgage Securities Trust Series 2007-GG10 Class AM(b)(d)
08/10/45	5.796%	2,500,000	2,554,240

General Electric Capital Assurance Co. Series 2003-1 Class A4(a)(b)(d)
05/12/35	5.254%	92,826	94,262

JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2005-LDP2 Class A3
07/15/42	4.697%	4,643	4,642

JPMorgan Chase Commercial Mortgage Securities Trust(b)(d) Series 2005-LDP3 Class ASB
08/15/42	4.893%	389,955	392,971
Series 2006-LDP6 Class ASB
04/15/43	5.490%	286,173	288,392
Series 2006-LDP7 Class ASB
04/15/45	5.865%	437,596	444,325

ORES NPL LLC(a)(b) Series 2013-LV2 Class A
09/25/25	3.081%	4,439,137	4,439,137
Series 2014-LV3 Class A
03/27/24	3.000%	3,150,247	3,150,033

Rialto Real Estate Fund LP Series 2014-LT5 Class A(a)(b)
05/15/24	2.850%	4,013,352	4,014,637

Total			21,823,371

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $21,854,420)			21,823,371

Asset-Backed Securities — Non-Agency 5.1%
Bermuda 0.9%
Cronos Containers Program I Ltd. Series 2013-1A Class A(a)
04/18/28	3.080%	6,083,333	6,043,661

Cayman Islands 0.8%
Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(a)(d)
11/14/26	1.556%	5,400,000	5,374,318

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 3.4%
CLI Funding V LLC Series 2013-1A(a)
03/18/28	2.830%		3,547,500	3,470,299

Centre Point Funding LLC Series 2012-2A Class 1(a)
08/20/21	2.610%		2,992,889	2,996,126

New York Mortgage Trust Residential LLC(a)(d) Series 2013-RP1A Class A
07/25/18	4.250%		2,755,529	2,767,929
Series 2013-RP2A Class A
09/25/18	4.600%		2,394,617	2,434,677

SBA Tower Trust(a)
04/16/18	2.240%		6,500,000	6,413,167

SpringCastle America Funding LLC Series 2014-AA Class A(a)
05/25/23	2.700%		2,315,119	2,311,431

TAL Advantage V LLC Series 2013-1A Class A(a)
02/22/38	2.830%		3,082,917	3,048,456

Total				23,442,085

Total Asset-Backed Securities — Non-Agency
(Cost: $35,145,453)				34,860,064

Inflation-Indexed Bonds(e) 3.0%
Italy 1.2%
Italy Buoni Poliennali Del Tesoro
09/15/41	2.550%	EUR	5,980,975	8,009,893

United States 1.8%
U.S. Treasury Inflation-Indexed Bond
02/15/43	0.625%		13,260,125	12,466,586

Total Inflation-Indexed Bonds
(Cost: $20,194,699)				20,476,479

U.S. Treasury Obligations 3.5%
United States 3.5%
U.S. Treasury
07/31/16	0.500%		1,650,000	1,650,774
08/15/24	2.375%		6,030,000	6,141,652
02/15/44	3.625%		900,000	1,059,117

U.S. Treasury(c)
07/31/15	1.750%		14,900,000	15,036,782

Total				23,888,325

Total U.S. Treasury Obligations
(Cost: $23,665,750)				23,888,325

The accompanying Notes to Financial Statements are an integral part of this statement.

92	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Foreign Government Obligations(e)(f) 45.5%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Argentina 0.3%
Argentina Bonar Bonds
04/17/17	7.000%		1,815,000	1,742,400

Australia 2.6%
Australia Government Bond Senior Unsecured
10/21/19	2.750%	AUD	20,900,000	17,436,090

Brazil 3.3%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(a)
06/16/18	6.369%		1,165,000	1,241,890

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	50,136,000	17,969,072

Brazilian Government International Bond
01/15/18	8.000%		263,278	287,894
Senior Unsecured
01/07/41	5.625%		1,830,000	1,958,100

Petrobras International Finance Co. SA
01/27/21	5.375%		870,000	803,028

Total				22,259,984

Colombia 2.3%
Colombia Government International Bond Senior Unsecured
09/18/37	7.375%		1,250,000	1,684,375
01/18/41	6.125%		1,215,000	1,455,101

Corporación Andina de Fomento
06/15/22	4.375%		2,848,000	3,061,193

Empresas Publicas de Medellin ESP Senior Unsecured(a)
09/10/24	7.625%	COP	22,505,000,000	9,173,403

Total				15,374,072

Croatia 0.4%
Croatia Government International Bond Senior Unsecured(a)
01/26/24	6.000%		2,740,000	2,952,350

Dominican Republic 0.6%
Dominican Republic International Bond Senior Unsecured(a)
04/20/27	8.625%		3,300,000	3,869,250

El Salvador 0.1%
El Salvador Government International Bond Senior Unsecured(a)
01/24/23	7.750%		760,000	836,000

Foreign Government Obligations(e)(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Georgia 0.2%
Georgian Railway JSC Senior Unsecured(a)
07/11/22	7.750%		1,400,000	1,466,500

Ghana 0.3%
Republic of Ghana(a)
01/18/26	8.125%		2,000,000	1,850,000

Guatemala 0.4%
Guatemala Government Bond Senior Unsecured(a)
06/06/22	5.750%		2,700,000	2,922,075

Hungary 0.8%
Hungary Government International Bond Senior Unsecured
03/25/24	5.375%		2,740,000	2,969,475
03/29/41	7.625%		2,100,000	2,791,950

Total				5,761,425

Indonesia 3.7%
Indonesia Government International Bond(a) Senior Unsecured
01/17/18	6.875%		1,880,000	2,124,400
05/05/21	4.875%		1,100,000	1,166,528
01/15/24	5.875%		4,000,000	4,520,000
01/17/38	7.750%		610,000	798,338

Indonesia Treasury Bond Senior Unsecured
05/15/16	10.750%	IDR	25,410,000,000	2,138,872
11/15/20	11.000%	IDR	55,820,000,000	5,141,434
07/15/22	10.250%	IDR	49,117,000,000	4,461,576
03/15/29	9.000%	IDR	54,580,000,000	4,719,837

Total				25,070,985

Italy 1.2%
Italy Buoni Poliennali Del Tesoro
09/01/22	5.500%	EUR	3,500,000	5,436,272
11/01/26	7.250%	EUR	191	352

Italy Buoni Poliennali Del Tesoro(a)
09/01/44	4.750%	EUR	1,650,000	2,585,854

Total				8,022,478

Kazakhstan 0.1%
KazMunayGas National Co. JSC Senior Unsecured(a)
07/02/18	9.125%		600,000	657,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	93

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Foreign Government Obligations(e)(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Lithuania 1.0%
Lithuania Government International Bond Senior Unsecured
02/07/18	4.850%	EUR	3,400,000	4,655,316

Lithuania Government International Bond(a) Senior Unsecured
09/14/17	5.125%		1,805,000	1,968,990

Total				6,624,306

Malaysia 2.5%
Malaysia Government Bond Senior Unsecured
03/31/20	3.492%	MYR	39,780,000	11,133,621

Petronas Capital Ltd.(a)
08/12/19	5.250%		5,125,000	5,687,933

Total				16,821,554

Mexico 4.1%
Mexican Bonos
12/07/23	8.000%	MXN	39,000,000	3,037,981
05/31/29	8.500%	MXN	28,500,000	2,334,173
Senior Unsecured
11/23/34	7.750%	MXN	223,000,000	17,297,514

Mexico Government International Bond Senior Unsecured
09/27/34	6.750%		315,000	411,390

Petroleos Mexicanos
03/01/18	5.750%		1,513,000	1,634,040
01/24/22	4.875%		1,300,000	1,361,633
01/18/24	4.875%		1,700,000	1,766,300

Total				27,843,031

Netherlands 0.2%
Petrobras Global Finance BV
03/17/24	6.250%		1,700,000	1,617,618

New Zealand 3.1%
New Zealand Government Bond Senior Unsecured
03/15/19	5.000%	NZD	12,240,000	10,079,817
04/15/23	5.500%	NZD	12,600,000	11,103,404

Total				21,183,221

Panama 0.2%
Ena Norte Trust Pass-Through Certificates(a)
04/25/23	4.950%		1,089,253	1,116,485

Paraguay 0.1%
Republic of Paraguay(a)
08/11/44	6.100%		700,000	745,500

Foreign Government Obligations(e)(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peru 1.7%
Corporacion Financiera de Desarrollo SA Subordinated Notes(a)(d)
07/15/29	5.250%		1,800,000	1,827,360

Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		600,000	796,500
08/12/26	8.200%	PEN	22,740,000	9,148,425

Total				11,772,285

Philippines 0.3%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(a)
05/27/19	7.250%		1,600,000	1,912,000

Poland 1.3%
Poland Government Bond
10/25/21	5.750%	PLN	26,548,000	9,106,649

Portugal 3.3%
Portugal Obrigacoes do Tesouro OT(a) Senior Unsecured
06/14/19	4.750%	EUR	8,250,000	11,369,581
04/15/21	3.850%	EUR	8,250,000	11,068,336

Total				22,437,917

Qatar 0.2%
Qatar Government International Bond Senior Unsecured(a)
01/20/40	6.400%		200,000	253,500

Qatari Diar Finance Co. Government Guaranteed(a)
07/21/20	5.000%		750,000	821,250

Total				1,074,750

Romania 0.3%
Romanian Government International Bond Senior Unsecured(a)
01/22/24	4.875%		2,000,000	2,185,000

Russian Federation 0.9%
Gazprom OAO Via Gaz Capital SA(a) Senior Unsecured
11/22/16	6.212%		600,000	580,500
03/07/22	6.510%		3,850,000	3,446,712
08/16/37	7.288%		570,000	515,280

Russian Foreign Bond — Eurobond Senior Unsecured(d)
03/31/30	7.500%		1,506,500	1,562,241

Total				6,104,733

The accompanying Notes to Financial Statements are an integral part of this statement.

94	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Foreign Government Obligations(e)(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Serbia 0.1%
Republic of Serbia(a)
12/03/18	5.875%		700,000	728,000

South Korea 0.6%
Export-Import Bank of Korea Senior Unsecured
01/14/15	5.875%		420,000	420,786
04/11/22	5.000%		3,300,000	3,756,053

Total				4,176,839

Spain 2.6%
Spain Government Bond Senior Unsecured
01/31/22	5.850%	EUR	4,990,000	7,955,988

Spain Government Bond(a)
10/31/44	5.150%	EUR	5,650,000	9,775,848

Total				17,731,836

Sweden 1.0%
Sweden Government Bond
08/12/17	3.750%	SEK	25,810,000	3,633,043
06/01/22	3.500%	SEK	22,485,000	3,484,309

Total				7,117,352

Thailand 0.7%
Thailand Government Bond Senior Unsecured
03/13/18	5.125%	THB	148,020,000	4,877,777

Trinidad and Tobago 0.5%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(a)
08/14/19	9.750%		2,700,000	3,179,250

Turkey 2.1%
Export Credit Bank of Turkey(a) Senior Unsecured
04/24/19	5.875%		250,000	266,575
09/23/21	5.000%		1,400,000	1,431,500

Turkey Government International Bond Senior Unsecured
02/16/17	5.500%	EUR	3,400,000	4,453,590
06/05/20	7.000%		1,330,000	1,546,455
02/05/25	7.375%		1,300,000	1,617,694
03/17/36	6.875%		4,010,000	4,957,362

Total				14,273,176

United Kingdom 1.3%
United Kingdom Gilt
12/07/38	4.750%	GBP	3,880,000	8,616,169

Foreign Government Obligations(e)(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	1,250,000	1,703,125

Venezuela 0.6%
Petroleos de Venezuela SA
04/12/17	5.250%	2,890,000	1,300,500
Senior Unsecured
10/28/15	5.000%	1,500,000	1,132,500

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%	1,650,000	1,029,600
05/07/23	9.000%	2,284,000	1,001,534

Total			4,464,134

Zambia 0.3%
Zambia Government International Bond Senior Unsecured(a)
04/14/24	8.500%	2,000,000	2,190,400

Total Foreign Government Obligations
(Cost: $329,077,863)			309,823,716

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Canada —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(d)(g)
12/27/20	6.250%	41,000	40,693

United States 0.1%
Applied Systems, Inc. 1st Lien Term Loan(d)(g)
01/25/21	4.250%	11,880	11,665

Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(d)(g)
02/01/20	3.750%	53,667	52,149

CHS/Community Health Systems, Inc. Tranche D Term Loan(d)(g)
01/27/21	4.250%	39,600	39,460

PQ Corp. Term Loan(d)(g)
08/07/17	4.000%	160,903	157,604

Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(d)(g)
08/21/20	5.750%	182,000	182,304

TIBCO Software, Inc. Tranche B Term Loan(d)(g)(h)
11/04/20	6.500%	155,000	149,834

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	95

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(d)(g)
07/03/19	4.250%	48,387	47,480

Total			640,496

Total Senior Loans
(Cost: $686,737)			681,189

Money Market Funds 4.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(i)(j)	31,874,792	31,874,792

Total Money Market Funds
(Cost: $31,874,792)		31,874,792

Total Investments
(Cost: $690,809,749)		676,131,160

Other Assets & Liabilities, Net		5,136,596

Net Assets		681,267,756

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets Inc.	01/13/2015	16,150,000	AUD	14,039,437	USD	862,504	—

Citigroup Global Markets Inc.	01/22/2015	33,469,000	AUD	27,320,745	USD	31,557	—

Citigroup Global Markets Inc.	01/22/2015	21,100,000	AUD	17,085,904	USD	—	(118,131)

Citigroup Global Markets Inc.	01/22/2015	20,510,000	NZD	16,025,078	USD	56,468	—

Citigroup Global Markets Inc.	01/22/2015	111,564,763	NZD	86,435,014	USD	—	(426,723)

Citigroup Global Markets Inc.	01/22/2015	123,620,929	USD	151,280,000	AUD	—	(273,702)

Credit Suisse	01/22/2015	89,440,000	TRY	37,994,676	USD	—	(157,721)

Credit Suisse	01/22/2015	37,413,202	USD	89,440,000	TRY	739,196	—

Deutsche Bank	01/13/2015	1,311,111	USD	2,950,000	TRY	—	(49,953)

Deutsche Bank	01/14/2015	8,452,560	USD	9,300,352,000	KRW	17,298	—

Goldman Sachs & Co.	01/22/2015	2,888,545	USD	42,600,000	MXN	—	(4,215)

Goldman Sachs & Co.	01/13/2015	28,771,000	SEK	3,909,008	USD	218,210	—

Goldman Sachs & Co.	01/13/2015	1,689,018	USD	18,802,000	ZAR	—	(65,774)

Goldman Sachs & Co.	01/22/2015	366,400,826	MXN	25,075,045	USD	267,045	—

Goldman Sachs & Co.	01/22/2015	90,217,595	USD	1,326,343,000	MXN	—	(414,529)

HSBC Securities (USA), Inc.	01/13/2015	78,970,276	USD	9,222,858,000	JPY	—	(1,966,597)

HSBC Securities (USA), Inc.	01/22/2015	11,298,600,000	JPY	95,285,247	USD	943,349	—

HSBC Securities (USA), Inc.	01/22/2015	213,000,000	JPY	1,776,999	USD	—	(1,524)

J.P. Morgan Securities, Inc.	01/13/2015	2,656,000	EUR	3,235,486	USD	21,310	—

J.P. Morgan Securities, Inc.	01/13/2015	46,029,151	USD	37,044,000	EUR	—	(1,200,102)

J.P. Morgan Securities, Inc.	01/22/2015	28,601,000	EUR	34,874,224	USD	259,097	—

J.P. Morgan Securities, Inc.	01/22/2015	456,389,000	NOK	61,778,969	USD	574,758	—

J.P. Morgan Securities, Inc.	01/22/2015	61,868,413	USD	49,756,233	EUR	—	(1,649,600)

J.P. Morgan Securities, Inc.	01/22/2015	62,027,456	USD	456,389,000	NOK	—	(823,245)

Standard Chartered Bank	01/13/2015	1,850,000	GBP	2,894,159	USD	10,935	—

Standard Chartered Bank	01/13/2015	16,027,498	USD	10,235,000	GBP	—	(76,257)

Standard Chartered Bank	01/22/2015	88,572,000	EUR	109,438,167	USD	2,241,532	—

Standard Chartered Bank	01/22/2015	835,000	GBP	1,311,459	USD	10,208	—

Standard Chartered Bank	01/22/2015	13,080,000	GBP	20,315,202	USD	—	(68,474)

Standard Chartered Bank	01/22/2015	70,141,461	USD	44,795,000	GBP	—	(333,605)

State Street Bank & Trust Company	01/13/2015	6,011,820	USD	6,980,000	CAD	—	(4,963)

UBS Securities	01/13/2015	26,718,000	NZD	21,102,411	USD	279,557	—

Total						6,533,024	(7,635,115)

The accompanying Notes to Financial Statements are an integral part of this statement.

96	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $4,945,195 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BTP (ITALY GOVT)	147	EUR	24,120,173	03/2015	204,272
US 2YR NOTE	30	USD	6,557,813	03/2015	—	(8,888)
US 5YR NOTE	623	USD	74,093,197	03/2015	145,658	—

Total			104,771,183		349,930	(8,888)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30YR BOND	(110)	EUR	(20,628,694)	03/2015	—	(977,083)
EURO-BOBL	(107)	EUR	(16,868,051)	03/2015	—	(93,486)
EURO-BUND	(94)	EUR	(17,729,389)	03/2015	—	(320,058)
US 10YR NOTE	(1,556)	USD	(197,295,945)	03/2015	—	(1,141,902)
US ULTRA T-BOND	(24)	USD	(3,964,500)	03/2015	—	(45,360)

Total			(256,486,579)		—	(2,577,889)

Credit Default Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $4,066,147 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America High Yield 23-V1	12/20/2019	5.000	3.559	67,095,000	844,605	93,188	937,793	—

*	Centrally cleared swap contract

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $209,370,847 or 30.73% of net assets.

(b)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(d)	Variable rate security.

(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(f)	Principal and interest may not be guaranteed by the government.

(g)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	97

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	40,515,766	409,640,074	(418,281,048)	31,874,792	38,719	31,874,792

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
TRY	Turkish Lira
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

98	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	189,213,849	—	189,213,849

Residential Mortgage-Backed Securities — Agency	—	18,019,047	—	18,019,047

Residential Mortgage-Backed Securities — Non-Agency	—	3,421,721	—	3,421,721

Commercial Mortgage-Backed Securities — Agency	—	22,048,607	—	22,048,607

Commercial Mortgage-Backed Securities — Non-Agency	—	21,823,371	—	21,823,371

Asset-Backed Securities — Non-Agency	—	32,092,135	2,767,929	34,860,064

Inflation-Indexed Bonds	—	20,476,479	—	20,476,479

U.S. Treasury Obligations	23,888,325	—	—	23,888,325

Foreign Government Obligations	—	309,823,716	—	309,823,716

Total Bonds	23,888,325	616,918,925	2,767,929	643,575,179

Other

Senior Loans

Lodging	—	—	40,693	40,693

All Other Industries	—	640,496	—	640,496

Total Other	—	640,496	40,693	681,189

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	99

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Money Market Funds	31,874,792	—	—	31,874,792

Total Mutual Funds	31,874,792	—	—	31,874,792

Investments in Securities	55,763,117	617,559,421	2,808,622	676,131,160

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	6,533,024	—	6,533,024

Futures Contracts	349,930	—	—	349,930

Swap Contracts	—	937,793	—	937,793

Liabilities

Forward Foreign Currency Exchange Contracts	—	(7,635,115)	—	(7,635,115)

Futures Contracts	(2,586,777)	—	—	(2,586,777)

Total	53,526,270	617,395,123	2,808,622	673,730,015

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

100	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%
Issuer	Shares	Value ($)
Consumer Discretionary 11.9%
Auto Components 1.1%

Delphi Automotive PLC	407,300	29,618,856

Hotels, Restaurants & Leisure 0.9%

Wyndham Worldwide Corp.	296,800	25,453,568

Internet & Catalog Retail 0.5%

Expedia, Inc.	156,400	13,350,304

Media 4.0%

Comcast Corp., Class A	1,088,700	63,155,487

DIRECTV(a)	149,500	12,961,650

Walt Disney Co. (The)	393,500	37,063,765

Total		113,180,902

Specialty Retail 4.8%

Best Buy Co., Inc.	1,064,500	41,494,210

Home Depot, Inc. (The)	723,500	75,945,795

Lowe’s Companies, Inc.	275,900	18,981,920

Total		136,421,925

Textiles, Apparel & Luxury Goods 0.6%

VF Corp.	232,500	17,414,250

Total Consumer Discretionary		335,439,805

Consumer Staples 9.6%
Beverages 0.6%

Dr. Pepper Snapple Group, Inc.	204,400	14,651,392

PepsiCo, Inc.	34,300	3,243,408

Total		17,894,800

Food & Staples Retailing 2.1%

Kroger Co. (The)	918,900	59,002,569

Food Products 2.9%

Archer-Daniels-Midland Co.	936,400	48,692,800

Tyson Foods, Inc., Class A	854,700	34,264,923

Total		82,957,723

Household Products 0.5%

Kimberly-Clark Corp.	108,300	12,512,982

Tobacco 3.5%

Altria Group, Inc.	796,500	39,243,555

Philip Morris International, Inc.	725,700	59,108,265

Total		98,351,820

Total Consumer Staples		270,719,894

Energy 8.5%
Energy Equipment & Services 1.6%

National Oilwell Varco, Inc.	674,000	44,167,220

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 6.9%

Chevron Corp.	313,500	35,168,430

ConocoPhillips	891,500	61,566,990

EOG Resources, Inc.	116,200	10,698,534

Exxon Mobil Corp.	166,800	15,420,660

Phillips 66	312,900	22,434,930

Valero Energy Corp.	1,021,800	50,579,100

Total		195,868,644

Total Energy		240,035,864

Financials 16.4%
Banks 4.5%

Citigroup, Inc.	1,288,400	69,715,324

JPMorgan Chase & Co.	927,700	58,055,466

Total		127,770,790

Capital Markets 1.7%

BlackRock, Inc.	43,600	15,589,616

Goldman Sachs Group, Inc. (The)	25,400	4,923,282

Invesco Ltd.	650,400	25,703,808

Total		46,216,706

Consumer Finance 2.9%

Capital One Financial Corp.	623,200	51,445,160

Navient Corp.	1,378,600	29,791,546

Total		81,236,706

Diversified Financial Services 0.7%

Moody’s Corp.	205,000	19,641,050

Insurance 3.7%

ACE Ltd.	77,300	8,880,224

Aon PLC	520,000	49,311,600

Lincoln National Corp.	407,900	23,523,593

MetLife, Inc.	140,100	7,578,009

Travelers Companies, Inc. (The)	147,300	15,591,705

Total		104,885,131

Real Estate Investment Trusts (REITs) 2.9%

Host Hotels & Resorts, Inc.	1,577,000	37,485,290

Simon Property Group, Inc.	244,400	44,507,684

Total		81,992,974

Total Financials		461,743,357

Health Care 13.7%
Biotechnology 2.8%

BioMarin Pharmaceutical, Inc.(a)	64,500	5,830,800

Celgene Corp.(a)	221,300	24,754,618

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	101

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Gilead Sciences, Inc.(a)	310,900	29,305,434

Pharmacyclics, Inc.(a)	39,700	4,853,722

Vertex Pharmaceuticals, Inc.(a)	120,800	14,351,040

Total		79,095,614

Health Care Equipment & Supplies 2.6%

Becton Dickinson and Co.	198,800	27,665,008

CR Bard, Inc.	268,800	44,787,456

Total		72,452,464

Health Care Providers & Services 2.7%

AmerisourceBergen Corp.	287,600	25,930,016

Anthem, Inc.	373,500	46,937,745

Cardinal Health, Inc.	55,400	4,472,442

Total		77,340,203

Pharmaceuticals 5.6%

AbbVie, Inc.	251,200	16,438,528

Merck & Co., Inc.	1,176,900	66,836,151

Pfizer, Inc.	2,379,600	74,124,540

Total		157,399,219

Total Health Care		386,287,500

Industrials 10.1%
Aerospace & Defense 4.3%

General Dynamics Corp.	368,600	50,726,732

L-3 Communications Holdings, Inc.	44,900	5,666,829

Lockheed Martin Corp.	276,900	53,322,633

Raytheon Co.	114,400	12,374,648

Total		122,090,842

Air Freight & Logistics 0.5%

United Parcel Service, Inc., Class B	114,700	12,751,199

Airlines 1.6%

Delta Air Lines, Inc.	419,000	20,610,610

Southwest Airlines Co.	581,000	24,587,920

Total		45,198,530

Electrical Equipment 1.2%

Emerson Electric Co.	523,000	32,284,790

Industrial Conglomerates 2.2%

3M Co.	375,800	61,751,456

Machinery 0.2%

Caterpillar, Inc.	67,900	6,214,887

Professional Services 0.1%

Dun & Bradstreet Corp. (The)	30,400	3,677,184

Total Industrials		283,968,888

Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 19.8%
Communications Equipment 2.7%

Cisco Systems, Inc.	2,408,900	67,003,554

QUALCOMM, Inc.	110,700	8,228,331

Total		75,231,885

Internet Software & Services 1.5%

Facebook, Inc., Class A(a)	120,500	9,401,410

VeriSign, Inc.(a)	595,800	33,960,600

Total		43,362,010

IT Services 3.3%

MasterCard, Inc., Class A	690,400	59,484,864

Visa, Inc., Class A	124,300	32,591,460

Total		92,076,324

Semiconductors & Semiconductor Equipment 1.8%

Applied Materials, Inc.	237,700	5,923,484

Broadcom Corp., Class A	435,800	18,883,214

Micron Technology, Inc.(a)	492,000	17,224,920

NVIDIA Corp.	429,700	8,615,485

Total		50,647,103

Software 5.8%

Electronic Arts, Inc.(a)	233,100	10,959,196

Microsoft Corp.	1,757,800	81,649,810

Oracle Corp.	1,612,500	72,514,125

Total		165,123,131

Technology Hardware, Storage & Peripherals 4.7%

Apple, Inc.(b)	1,191,200	131,484,656

Total Information Technology		557,925,109

Materials 2.8%
Chemicals 1.1%

LyondellBasell Industries NV, Class A	411,600	32,676,924

Containers & Packaging 0.5%

Ball Corp.	231,200	15,760,904

Metals & Mining 0.3%

Freeport-McMoRan, Inc.	318,000	7,428,480

Paper & Forest Products 0.9%

International Paper Co.	463,300	24,823,614

Total Materials		80,689,922

Telecommunication Services 2.5%
Diversified Telecommunication Services 2.5%

AT&T, Inc.	683,600	22,962,124

The accompanying Notes to Financial Statements are an integral part of this statement.

102	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
CenturyLink, Inc.	1,235,700	48,909,006

Total		71,871,130

Total Telecommunication Services		71,871,130

Utilities 3.3%
Electric Utilities 1.3%

Entergy Corp.	421,200	36,846,576

Independent Power and Renewable Electricity Producers 0.4%

AES Corp. (The)	737,800	10,159,506

Multi-Utilities 1.6%

Public Service Enterprise Group, Inc.	1,105,900	45,795,319

Total Utilities		92,801,401

Total Common Stocks
(Cost: $2,361,707,041)		2,781,482,870

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(c)(d)	40,171,957	40,171,957

Total Money Market Funds
(Cost: $40,171,957)		40,171,957

Total Investments
(Cost: $2,401,878,998)		2,821,654,827

Other Assets & Liabilities, Net		(1,365,404)

Net Assets		2,820,289,423

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $4,194,440 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	83	USD	42,587,300	03/2015	1,248,601	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	41,255,004	533,100,727	(534,183,774)	40,171,957	25,542	40,171,957

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	103

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2014

Fair Value Measurements (continued)

are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

104	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	335,439,805	—	—	335,439,805

Consumer Staples	270,719,894	—	—	270,719,894

Energy	240,035,864	—	—	240,035,864

Financials	461,743,357	—	—	461,743,357

Health Care	386,287,500	—	—	386,287,500

Industrials	283,968,888	—	—	283,968,888

Information Technology	557,925,109	—	—	557,925,109

Materials	80,689,922	—	—	80,689,922

Telecommunication Services	71,871,130	—	—	71,871,130

Utilities	92,801,401	—	—	92,801,401

Total Equity Securities	2,781,482,870	—	—	2,781,482,870

Mutual Funds

Money Market Funds	40,171,957	—	—	40,171,957

Total Mutual Funds	40,171,957	—	—	40,171,957

Investments in Securities	2,821,654,827	—	—	2,821,654,827

Derivatives

Assets

Futures Contracts	1,248,601	—	—	1,248,601

Total	2,822,903,428	—	—	2,822,903,428

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	105

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Inflation-Indexed Bonds(a) 95.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 1.2%
Australia Government Bond Senior Unsecured
02/21/22	1.250%	AUD	297,829	256,663
08/21/35	2.000%	AUD	2,278,607	2,229,851

Australia Government Index-Linked Bond Senior Unsecured
08/20/15	4.000%	AUD	173,521	144,278
08/20/20	4.000%	AUD	2,023,109	1,980,229
09/20/25	3.000%	AUD	2,362,071	2,418,206

New South Wales Treasury Corp.
11/20/25	2.750%	AUD	10,827,948	10,554,354

Total				17,583,581

Canada 3.1%
Canadian Government Bond
12/01/21	4.250%	CAD	7,266,439	8,036,995
12/01/26	4.250%	CAD	13,524,884	16,861,056
12/01/31	4.000%	CAD	5,910,290	7,973,359
12/01/36	3.000%	CAD	3,728,320	4,799,840
12/01/41	2.000%	CAD	3,735,534	4,299,538
12/01/44	1.500%	CAD	3,593,931	3,802,994

Total				45,773,782

Denmark 0.2%
Denmark Government Bond
11/15/23	0.100%	DKK	20,747,428	3,457,708

France 7.4%
France Government Bond OAT
07/25/18	0.250%	EUR	374,720	461,495
07/25/19	1.300%	EUR	14,101,196	18,380,797
07/25/20	2.250%	EUR	14,246,814	19,700,954
07/25/21	0.100%	EUR	883,225	1,101,587
07/25/23	2.100%	EUR	6,801,862	9,947,832
07/25/27	1.850%	EUR	3,707,377	5,529,668
07/25/29	3.400%	EUR	9,500,251	17,234,216
07/25/40	1.800%	EUR	18,495,228	30,322,747

French Treasury Note BTAN
07/25/16	0.450%	EUR	4,412,096	5,377,400

Total				108,056,696

Germany 3.1%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond
04/15/18	0.750%	EUR	5,552,514	6,898,751
04/15/30	0.500%	EUR	384,317	516,264

Deutsche Bundesrepublik Inflation-Linked Bond
04/15/20	1.750%	EUR	28,475,845	38,412,713

Total				45,827,728

Italy 5.8%
Italy Buoni Poliennali Del Tesoro
09/15/16	2.100%	EUR	8,239,758	10,182,728
09/15/26	3.100%	EUR	16,547,850	23,874,575
09/15/41	2.550%	EUR	9,286,823	12,437,179

Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Senior Unsecured
09/15/23	2.600%	EUR	6,359,125	8,698,297

Italy Buoni Poliennali Del Tesoro(b)
09/15/24	2.350%	EUR	22,214,197	29,873,644

Total				85,066,423

Japan 2.7%
Japanese Government CPI-Linked Bond Senior Unsecured
12/10/16	1.100%	JPY	1,031,000,000	9,211,259
06/10/17	1.200%	JPY	831,200,000	7,537,217
09/10/23	0.100%	JPY	522,247,600	4,587,434
03/10/24	0.100%	JPY	369,358,000	3,245,990
09/10/24	0.100%	JPY	1,716,225,600	15,148,435

Total				39,730,335

New Zealand 1.6%
New Zealand Government Bond Senior Unsecured
09/20/30	3.000%	NZD	28,153,030	23,881,385

Spain 0.7%
Spain Government Inflation-Linked Bond Senior Unsecured(b)
11/30/19	0.550%	EUR	8,188,301	9,978,619

Sweden 1.2%
Sweden Inflation-Linked Bond
12/01/20	4.000%	SEK	51,464,528	8,270,778
06/01/22	0.250%	SEK	31,620,339	4,127,518
12/01/28	3.500%	SEK	30,365,750	5,835,332

Total				18,233,628

United Kingdom 22.6%
United Kingdom Gilt Inflation-Linked Bond
07/17/24	2.500%	GBP	1,085,470	2,254,638
11/22/27	1.250%	GBP	16,399,318	32,890,672
07/22/30	4.125%	GBP	15,992,971	45,090,935
11/22/32	1.250%	GBP	17,179,219	37,384,227
03/22/34	0.750%	GBP	18,720,133	38,184,444
01/26/35	2.000%	GBP	3,045,028	7,512,198
11/22/37	1.125%	GBP	20,654,620	47,193,864
03/22/40	0.625%	GBP	6,034,111	12,894,971
11/22/47	0.750%	GBP	10,976,448	26,306,665
03/22/50	0.500%	GBP	9,802,343	22,530,265
03/22/52	0.250%	GBP	5,615,976	12,203,625
11/22/55	1.250%	GBP	9,244,609	27,737,748
03/22/58	0.125%	GBP	3,388,791	7,373,443
03/22/62	0.375%	GBP	901,502	2,234,064
03/22/68	0.125%	GBP	116,284	274,305
Senior Unsecured
03/22/29	0.125%	GBP	5,676,642	10,037,867

Total				332,103,931

The accompanying Notes to Financial Statements are an integral part of this statement.

106	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 45.4%
U.S. Treasury Inflation-Indexed Bond
04/15/16	0.125%		1,145,589	1,142,098
04/15/17	0.125%		26,045,144	26,065,486
01/15/20	1.375%		23,381,484	24,541,416
07/15/20	1.250%		22,160,896	23,258,547
01/15/21	1.125%		42,601,950	44,319,341
07/15/21	0.625%		12,077,919	12,229,835
01/15/22	0.125%		14,266,808	13,876,696
07/15/22	0.125%		37,608,084	36,641,443
01/15/23	0.125%		34,513,958	33,373,375
07/15/23	0.375%		25,475,892	25,187,301
01/15/24	0.625%		58,001,042	58,250,273
07/15/24	0.125%		19,084,046	18,378,833
01/15/25	2.375%		55,555,099	65,225,131
01/15/26	2.000%		22,794,925	26,121,571
01/15/27	2.375%		20,521,559	24,560,140
01/15/28	1.750%		13,554,866	15,345,586
01/15/29	2.500%		34,359,692	42,635,533
04/15/32	3.375%		5,076,382	7,199,736
02/15/40	2.125%		26,556,721	34,424,150
02/15/41	2.125%		3,686,314	4,812,944
02/15/42	0.750%		55,585,733	54,009,377
02/15/43	0.625%		6,040,069	5,678,607

U.S. Treasury Inflation-Indexed Bond(j)
02/15/44	1.375%		61,350,329	69,436,119

Total				666,713,538

Total Inflation-Indexed Bonds
(Cost: $1,365,608,739)				1,396,407,354

Foreign Government Obligations(a)(c) 1.7%
Brazil —%
Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	1,291,000	462,703

Greece —%
Hellenic Republic Government Bond Senior Unsecured(d)
10/15/42	0.000%	EUR	12,871,600	109,027

Mexico 1.7%
Mexican Bonos
12/17/15	8.000%	MXN	348,130,000	24,638,578

Total Foreign Government Obligations
(Cost: $28,651,198)				25,210,308

Options Purchased Calls —%
Issuer	Notional ($)/ Contracts	Exercise Price ($)		Expiration Date	Value ($)
AUD Call / USD Put
	20,745,000		0.89	02/17/15	1,677
	19,130,000		0.88	02/17/15	3,780

EUR Call / USD Put
	26,645,000		1.28	01/16/15	451

USD Call / NOK Put
	33,080,000		7.58	02/06/15	548,301

Total Options Purchased Calls
(Cost: $606,134)					554,209

Options Purchased Puts(a) 0.2%
AUD Put / USD Call
	20,745,000		0.85	01/06/15	594,698
	19,130,000		0.82	01/06/15	105,138
	19,130,000		0.82	01/06/15	105,138
	20,745,000		0.86	02/17/15	976,661

Inflation Indexed Floor — Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA(e)
	22,425,000	EUR	—	11/19/15	66,067

US 10YR Note Futures
	1,091		125.50	02/20/15	460,266

Total Options Purchased Puts
(Cost: $1,603,268)					2,307,968

Money Market Funds 1.5%
Shares		Value ($)
Columbia Short-Term Cash Fund, 0.115%(f)(g)(h)	21,913,214	21,913,214

Total Money Market Funds
(Cost: $21,913,214)		21,913,214

Total Investments
(Cost: $1,418,382,553)		1,446,393,053

Other Assets & Liabilities, Net		23,858,367

Net Assets		1,470,251,420

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	107

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	01/07/2015	37,549,000	EUR	46,686,615	USD	1,249,439	—

Citigroup Global Markets Inc.	01/07/2015	92,219,000	GBP	144,477,354	USD	747,067	—

Citigroup Global Markets Inc.	01/07/2015	30,165,279	USD	24,722,000	EUR	—	(249,758)

Citigroup Global Markets Inc.	01/07/2015	869,022	USD	556,000	GBP	—	(2,454)

Citigroup Global Markets Inc.	01/21/2015	24,007,000	AUD	20,962,528	USD	1,386,777	—

Citigroup Global Markets Inc.	01/21/2015	71,139,000	CAD	63,216,460	USD	2,006,380	—

Citigroup Global Markets Inc.	01/21/2015	3,850,000	NZD	2,995,396	USD	—	(2,458)

Citigroup Global Markets Inc.	01/21/2015	1,902,033	USD	2,338,000	AUD	4,415	—

Citigroup Global Markets Inc.	01/21/2015	679,031	USD	790,000	CAD	708	—

Citigroup Global Markets Inc.	01/21/2015	6,478,519	USD	7,468,000	CAD	—	(52,833)

Citigroup Global Markets Inc.	01/21/2015	381,876	USD	2,314,402	DKK	—	(5,758)

Citigroup Global Markets Inc.	01/21/2015	2,531,919	USD	19,422,000	SEK	—	(40,359)

Citigroup Global Markets Inc.	02/04/2015	1,434,828,000	JPY	12,271,710	USD	289,718	—

Citigroup Global Markets Inc.	03/06/2015	72,740,000	EUR	91,053,932	USD	2,986,180	—

Citigroup Global Markets Inc.	03/06/2015	60,085,000	GBP	94,791,057	USD	1,186,426	—

Citigroup Global Markets Inc.	03/16/2015	3,785,000	AUD	3,119,472	USD	45,042	—

Citigroup Global Markets Inc.	03/16/2015	1,020,752,568	JPY	8,549,841	USD	22,650	—

Deutsche Bank Securities Inc.	01/07/2015	821,000	EUR	1,021,227	USD	27,754	—

Deutsche Bank Securities Inc.	01/07/2015	30,004,531	USD	24,446,000	EUR	—	(422,992)

Deutsche Bank Securities Inc.	01/07/2015	90,173,694	USD	57,668,000	GBP	—	(293,754)

Deutsche Bank Securities Inc.	01/21/2015	24,723,619	DKK	4,204,948	USD	187,068	—

Deutsche Bank Securities Inc.	01/21/2015	371,709,000	MXN	27,383,609	USD	2,214,631	—

Deutsche Bank Securities Inc.	01/21/2015	33,750,000	NZD	26,574,807	USD	294,915	—

Deutsche Bank Securities Inc.	01/21/2015	174,188,000	SEK	24,343,855	USD	1,998,074	—

Deutsche Bank Securities Inc.	01/21/2015	870,616	USD	1,034,000	AUD	—	(27,473)

Deutsche Bank Securities Inc.	01/21/2015	8,449,151	USD	9,529,000	CAD	—	(250,121)

Deutsche Bank Securities Inc.	01/21/2015	375,134	USD	2,236,507	DKK	—	(11,676)

Deutsche Bank Securities Inc.	01/21/2015	967,731	USD	14,080,000	MXN	—	(14,353)

Deutsche Bank Securities Inc.	01/21/2015	5,045,806	USD	6,523,000	NZD	33,416	—

Deutsche Bank Securities Inc.	01/21/2015	2,010,204	USD	14,932,000	SEK	—	(94,647)

Deutsche Bank Securities Inc.	02/04/2015	4,925,000	GBP	7,677,326	USD	3,596	—

Deutsche Bank Securities Inc.	02/04/2015	2,510,949,000	JPY	21,134,008	USD	165,522	—

Deutsche Bank Securities Inc.	02/04/2015	1,464,649	USD	1,210,000	EUR	82	—

Deutsche Bank Securities Inc.	02/04/2015	3,243,508	USD	391,200,000	JPY	23,333	—

Deutsche Bank Securities Inc.	03/06/2015	144,205,000	EUR	180,211,258	USD	5,619,422	—

Deutsche Bank Securities Inc.	03/06/2015	119,755,000	GBP	188,785,375	USD	2,222,628	—

Deutsche Bank Securities Inc.	03/16/2015	26,322,499	EUR	32,597,783	USD	725,720	—

Deutsche Bank Securities Inc.	03/16/2015	26,238,438	USD	21,535,000	EUR	—	(163,221)

Morgan Stanley	01/21/2015	245,667	USD	300,000	AUD	—	(1,042)

Morgan Stanley	02/04/2015	836,983,000	JPY	6,982,742	USD	—	(6,754)

Total						23,440,963	(1,639,653)

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $5,983,000 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-OAT	161	EUR	28,681,118	03/2015	456,493	—
LONG GILT	534	GBP	99,483,978	03/2015	2,302,108	—
US 10YR NOTE	1,386	USD	175,740,476	03/2015	—	(93,639)

Total			303,905,572		2,758,601	(93,639)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30YR BOND	(12)	EUR	(2,250,403)	03/2015	—	(112,513)
EURO$ 90 DAY	(548)	USD	(135,746,450)	12/2015	—	(7,699)
EURO$ 90 DAY	(328)	USD	(81,643,292)	06/2015	—	(41,378)
EURO-BOBL	(38)	EUR	(5,990,523)	03/2015	—	(41,159)
EURO-BTP (ITALY GOVT)	(382)	EUR	(62,679,632)	03/2015	—	(393,626)
EURO-BUND	(109)	EUR	(20,558,547)	03/2015	—	(51,679)
JPN 10YR BOND (OSE)	(77)	JPY	(95,006,095)	03/2015	—	(406,528)
US 2YR NOTE	(134)	USD	(29,291,563)	03/2015	31,252	—
US 5YR NOTE	(15)	USD	(1,783,945)	03/2015	2,713	—
US LONG BOND	(261)	USD	(37,730,813)	03/2015	—	(416,677)
US ULTRA T-BOND	(417)	USD	(68,883,188)	03/2015	—	(1,831,265)

Total			(541,564,451)		33,965	(3,302,524)

Options Contracts Written Outstanding at December 31, 2014

At December 31, 2014, securities and cash totaling $1,195,661 were pledged as collateral to cover open options contracts written.

Issuer	Puts/Calls	Notional Amount ($)	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
OTC 10-Year Interest Rate Swap(i)	Put	18,400,000	3.80	224,940	02/2015	2

OTC 10-Year Interest Rate Swap(i)	Call	18,400,000	2.80	224,940	02/2015	794,536

OTC 10-Year Interest Rate Swap(i)	Put	54,700,000	3.20	1,006,480	06/2015	115,226

AUD Put/USD Call	Put	20,745,000	0.84	172,909	02/2015	650,571

AUD Call/USD Put	Call	20,745,000	0.89	123,042	02/2015	1,676

AUD Call/USD Put	Call	20,745,000	0.88	75,909	02/2015	4,098

AUD Call/USD Put	Call	19,170,000	0.85	113,171	02/2015	35,589

AUD Put/USD Call	Put	20,745,000	0.82	141,909	02/2015	331,713

AUD Put/USD Call	Put	20,745,000	0.82	53,615	01/2015	114,015

AUD Put/USD Call	Put	19,130,000	0.85	334,819	01/2015	548,401

AUD Put/USD Call	Put	19,130,000	0.81	42,370	01/2015	10,995

USD Put/NOK Call	Put	33,080,000	6.90	185,579	03/2015	42,640

10YR NOTE FUTURE	Call	815	128.00	664,965	02/2015	394,765

Total						3,044,227

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	109

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

Interest Rate Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $1,085,000 was pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International*	3-Month USD LIBOR-BBA	Receive	3.0456	2/15/2040	USD	5,400,000	(141)	—	(375,943)

Goldman Sachs International*	3-Month USD LIBOR-BBA	Receive	3.0649	2/15/2040	USD	5,200,000	(136)	—	(381,135)

Goldman Sachs International*	6-Month GBP LIBOR-BBA	Pay	2.3130	12/15/2044	GBP	11,500,000	(504)	350,458	—

Goldman Sachs International*	3-Month USD LIBOR-BBA	Receive	2.6200	7/2/2024	USD	21,900,000	(432)	—	(969,593)

Total								350,458	(1,726,671)

*	Centrally cleared swap contract

Inflation Rate Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, securities and cash totaling $3,004,077 were pledged as collateral to cover open inflation rate swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.04%	7/2/2018	GBP	35,000,000	—	(1,286,557)

Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.31%	7/2/2023	GBP	20,000,000	—	(1,436,140)

Deutsche Bank	GBP —UK Retail Price Index All Items Monthly	Fixed rate of 3.27%	12/12/2021	GBP	29,000,000	—	(1,648,266)

Total						—	(4,370,963)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $39,852,263 or 2.71% of net assets.

(c)	Principal and interest may not be guaranteed by the government.

(d)	Variable rate security.

(e)	Purchased inflation indexed floor contracts outstanding at December 31, 2014:

Reference Entity	Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Value	Premiums (Paid) Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	Deutsche Bank	Referenced index on expiration date if index exceeds premium amount paid, or $0	Premium equivalent to the referenced index plus 0.155%	11/19/2015	EUR	22,425,000	66,067	(46,891)	19,176	—

(f)	The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	60,890,759	886,926,694	(925,904,239)	21,913,214	32,150	21,913,214

(h)	At December 31, 2014, cash or short-term securities were designated to cover open put and/or call options written.

(i)	Written swaption contracts outstanding at December 31, 2014:

At December 31, 2014, securities and cash totaling $625,262 were pledged as collateral to cover open written swaption contracts.

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR	Pay	3.800	02/25/2025	18,400,000	224,940	2

OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR	Receive	2.800	02/25/2025	18,400,000	224,940	794,536

OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR	Pay	3.200	07/2/2025	54,700,000	1,006,480	115,226

Total								909,764

(j)	This security, or a portion of this security, has been pledged as collateral in connection with options contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	111

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Inflation-Indexed Bonds	—	1,396,407,354	—	1,396,407,354

Foreign Government Obligations	—	25,210,308	—	25,210,308

Total Bonds	—	1,421,617,662	—	1,421,617,662

Other

Options Purchased Calls	—	554,209	—	554,209

Options Purchased Puts	460,266	1,847,702	—	2,307,968

Total Other	460,266	2,401,911	—	2,862,177

Mutual Funds

Money Market Funds	21,913,214	—	—	21,913,214

Total Mutual Funds	21,913,214	—	—	21,913,214

Investments in Securities	22,373,480	1,424,019,573	—	1,446,393,053

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	23,440,963	—	23,440,963

Futures Contracts	2,792,566	—	—	2,792,566

Swap Contracts	—	350,458	—	350,458

Liabilities

Forward Foreign Currency Exchange Contracts	—	(1,639,653)	—	(1,639,653)

Futures Contracts	(3,396,163)	—	—	(3,396,163)

Options Contracts Written	—	(3,044,227)	—	(3,044,227)

Swap Contracts	—	(6,097,634)	—	(6,097,634)

Total	21,769,883	1,437,029,480	—	1,458,799,363

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	113

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 95.0%
Issuer	Shares	Value ($)
Consumer Discretionary 12.7%
Auto Components 2.1%

American Axle & Manufacturing Holdings, Inc.(a)	519,306	11,731,122

Dana Holding Corp.	668,058	14,523,581

Modine Manufacturing Co.(a)	242,100	3,292,560

Remy International, Inc.	120,780	2,526,718

Standard Motor Products, Inc.	75,500	2,878,060

Total		34,952,041

Automobiles 0.2%

Thor Industries, Inc.	61,700	3,447,179

Distributors 0.2%

VOXX International Corp.(a)	341,000	2,987,160

Diversified Consumer Services 0.5%

Ascent Capital Group, Inc., Class A(a)	86,241	4,564,736

Sotheby’s	97,540	4,211,777

Total		8,776,513

Hotels, Restaurants & Leisure 0.9%

Biglari Holdings, Inc.(a)	358	143,025

Bob Evans Farms, Inc.	39,000	1,996,020

International Speedway Corp., Class A	221,250	7,002,563

Monarch Casino & Resort, Inc.(a)	209,365	3,473,365

Wendy’s Co. (The)	260,275	2,350,283

Total		14,965,256

Household Durables 1.5%

SodaStream International Ltd.(a)	192,000	3,863,040

Tempur Sealy International, Inc.(a)	170,570	9,365,999

Whirlpool Corp.	59,057	11,441,703

Total		24,670,742

Leisure Products 0.9%

Arctic Cat, Inc.	116,320	4,129,360

Brunswick Corp.	194,970	9,994,162

Total		14,123,522

Media 0.7%

AMC Entertainment Holdings, Inc., Class A	106,700	2,793,406

John Wiley & Sons, Inc., Class A	94,091	5,573,951

World Wrestling Entertainment, Inc., Class A	234,000	2,887,560

Total		11,254,917

Multiline Retail 0.7%

Big Lots, Inc.	265,500	10,625,310

Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 5.0%

Abercrombie & Fitch Co., Class A	281,700	8,067,888

American Eagle Outfitters, Inc.	251,400	3,489,432

Ascena Retail Group, Inc.(a)	260,288	3,269,217

Brown Shoe Co., Inc.	151,300	4,864,295

Buckle, Inc. (The)	79,180	4,158,534

Cato Corp. (The), Class A	76,065	3,208,422

Chico’s FAS, Inc.	231,570	3,753,750

Children’s Place, Inc. (The)	162,905	9,285,585

Finish Line, Inc., Class A (The)	269,500	6,551,545

Francesca’s Holdings Corp.(a)	186,653	3,117,105

Guess?, Inc.	65,450	1,379,686

Kirkland’s, Inc.(a)	131,330	3,104,641

Men’s Wearhouse, Inc. (The)	160,954	7,106,119

Outerwall, Inc.(a)	46,530	3,499,987

Rent-A-Center, Inc.	134,900	4,899,568

Stage Stores, Inc.	263,004	5,444,183

Vitamin Shoppe, Inc.(a)	108,900	5,290,362

West Marine, Inc.(a)	169,344	2,187,924

Total		82,678,243

Total Consumer Discretionary		208,480,883

Consumer Staples 2.1%

Food & Staples Retailing 0.8%

Casey’s General Stores, Inc.	48,000	4,335,360

Ingles Markets, Inc., Class A	102,700	3,809,143

Pantry, Inc. (The)(a)	39,170	1,451,640

Village Super Market, Inc., Class A	137,290	3,757,628

Total		13,353,771

Food Products 1.3%

Chiquita Brands International, Inc.(a)	390,425	5,645,546

Dean Foods Co.	585,400	11,345,052

Omega Protein Corp.(a)	340,671	3,600,892

Total		20,591,490

Tobacco —%

Alliance One International, Inc.(a)	494,773	781,741

Total Consumer Staples		34,727,002

Energy 4.8%
Energy Equipment & Services 2.5%

Bristow Group, Inc.	79,980	5,261,884

CARBO Ceramics, Inc.	180,000	7,209,000

Gulfmark Offshore, Inc., Class A	92,100	2,249,082

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Nabors Industries Ltd.	120,000	1,557,600

Ocean Rig UDW, Inc.	144,570	1,341,610

Paragon Offshore PLC	1,121,300	3,106,001

Parker Drilling Co.(a)	823,022	2,526,678

Patterson-UTI Energy, Inc.	52,000	862,680

PHI, Inc.(a)	51,561	1,928,381

Tetra Technologies, Inc.(a)	229,740	1,534,663

Tidewater, Inc.	445,887	14,451,198

Total		42,028,777

Oil, Gas & Consumable Fuels 2.3%

Advantage Oil & Gas Ltd.(a)	1,153,025	5,522,989

Ardmore Shipping Corp.	262,400	3,140,928

Comstock Resources, Inc.	194,200	1,322,502

Evolution Petroleum Corp.	566,753	4,210,975

LinnCo LLC	169,681	1,759,592

Miller Energy Resources Inc(a)	480,000	600,000

Nordic American Tankers Ltd.	277,000	2,789,390

PBF Energy, Inc., Class A	334,800	8,919,072

Petroquest Energy, Inc.(a)	912,616	3,413,184

SM Energy Co.	66,100	2,550,138

Western Refining, Inc.	92,300	3,487,094

Total		37,715,864

Total Energy		79,744,641

Financials 22.4%
Banks 10.0%

1st Source Corp.	73,095	2,507,889

Ameris Bancorp	192,900	4,945,956

BancFirst Corp.	39,130	2,480,451

Bancorp, Inc. (The)(a)	386,800	4,212,252

Bank of the Ozarks, Inc.	81,200	3,079,104

BankUnited, Inc.	79,800	2,311,806

Banner Corp.	61,550	2,647,881

City National Corp.	119,191	9,631,825

Community Bank System, Inc.	58,400	2,226,792

First Busey Corp.	433,604	2,822,762

First Citizens BancShares Inc., Class A	6,905	1,745,515

First Commonwealth Financial Corp.	301,900	2,783,518

First Community Bancshares, Inc.	145,750	2,400,502

First Horizon National Corp.	673,725	9,149,185

First Niagara Financial Group, Inc.	1,783,176	15,032,174

FirstMerit Corp.	224,900	4,248,361

Common Stocks (continued)
Issuer	Shares	Value ($)
FNB Corp.	416,500	5,547,780

Hancock Holding Co.	89,500	2,747,650

Hanmi Financial Corp.	193,110	4,211,729

Hilltop Holdings, Inc.(a)	152,960	3,051,552

Iberiabank Corp.	77,700	5,038,845

Investors Bancorp, Inc.	445,262	4,998,066

Lakeland Financial Corp.	66,182	2,876,932

OFG Bancorp	608,292	10,128,062

Peoples Bancorp, Inc.	109,160	2,830,519

Prosperity Bancshares, Inc.	135,280	7,489,101

Simmons First National Corp., Class A	92,102	3,743,946

TCF Financial Corp.	332,500	5,283,425

Texas Capital Bancshares, Inc.(a)	135,600	7,367,148

Umpqua Holdings Corp.	248,820	4,232,428

United Community Banks, Inc.	194,900	3,691,406

Valley National Bancorp	578,000	5,612,380

Webster Financial Corp.	156,800	5,100,704

Westamerica Bancorporation	79,600	3,901,992

Wintrust Financial Corp.	84,416	3,947,292

Total		164,026,930

Capital Markets 1.4%

Capital Southwest Corp.	123,696	4,689,315

Cowen Group, Inc., Class A(a)	201,600	967,680

FBR & Co.(a)	65,100	1,600,809

FXCM, Inc., Class A	333,500	5,526,095

Greenhill & Co., Inc.	171,300	7,468,680

Manning & Napier, Inc.	109,300	1,510,526

Virtus Investment Partners, Inc.	5,000	852,450

Walter Investment Management Corp.(a)	61,600	1,017,016

Total		23,632,571

Diversified Financial Services 0.9%

FNFV Group(a)	630,350	9,921,709

Pico Holdings, Inc.(a)	263,620	4,969,237

Total		14,890,946

Insurance 5.8%

American National Insurance Co.	68,826	7,864,059

Argo Group International Holdings Ltd.	79,100	4,387,677

Endurance Specialty Holdings Ltd.	80,900	4,841,056

FBL Financial Group, Inc., Class A	53,500	3,104,605

Hanover Insurance Group, Inc. (The)	66,300	4,728,516

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	115

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Horace Mann Educators Corp.	262,292	8,702,848

Montpelier Re Holdings Ltd.	605,590	21,692,234

Navigators Group, Inc. (The)(a)	37,406	2,743,356

Platinum Underwriters Holdings Ltd.	267,909	19,669,879

Primerica, Inc.	51,700	2,805,242

Selective Insurance Group, Inc.	162,540	4,416,212

White Mountains Insurance Group Ltd.	16,907	10,653,270

Total		95,608,954

Real Estate Investment Trusts (REITs) 4.0%

American Campus Communities, Inc.	112,500	4,653,000

Capstead Mortgage Corp.	129,925	1,595,479

CBL & Associates Properties, Inc.	245,100	4,759,842

Chimera Investment Corp.	869,635	2,765,439

DuPont Fabros Technology, Inc.	150,363	4,998,066

Geo Group, Inc. (The)	162,068	6,541,065

Granite Real Estate Investment Trust	710,800	25,268,940

Highwoods Properties, Inc.	138,400	6,128,352

Mack-Cali Realty Corp.	216,700	4,130,302

Post Properties, Inc.	45,900	2,697,543

Urstadt Biddle Properties, Inc., Class A	93,325	2,041,951

Total		65,579,979

Thrifts & Mortgage Finance 0.3%

Dime Community Bancshares, Inc.	87,106	1,418,086

TFS Financial Corp.	187,725	2,794,286

Total		4,212,372

Total Financials		367,951,752

Health Care 5.9%
Biotechnology 0.7%

Emergent Biosolutions, Inc.(a)	115,200	3,136,896

Myriad Genetics, Inc.(a)	243,040	8,277,942

Total		11,414,838

Health Care Equipment & Supplies 3.1%

Alere, Inc.(a)	96,715	3,675,170

Alphatec Holdings, Inc.(a)	491,985	693,699

Analogic Corp.	65,200	5,516,572

Haemonetics Corp.(a)	293,925	10,998,673

Hill-Rom Holdings, Inc.	48,375	2,206,868

Integra LifeSciences Holdings Corp.(a)	207,000	11,225,610

OraSure Technologies, Inc.(a)	287,300	2,913,222

Orthofix International NV(a)	196,960	5,920,618

Common Stocks (continued)
Issuer	Shares	Value ($)
West Pharmaceutical Services, Inc.	149,800	7,975,352

Total		51,125,784

Health Care Providers & Services 1.8%

Community Health Systems, Inc.(a)	127,200	6,858,624

Health Net, Inc.(a)	93,500	5,005,055

HealthSouth Corp.	198,870	7,648,540

LHC Group, Inc.(a)	147,405	4,596,088

Owens & Minor, Inc.	146,890	5,157,308

Total		29,265,615

Health Care Technology 0.1%

Quality Systems, Inc.	123,800	1,930,042

Pharmaceuticals 0.2%

Phibro Animal Health Corp., Class A	93,195	2,940,302

Total Health Care		96,676,581

Industrials 20.4%
Aerospace & Defense 2.7%

Cubic Corp.	194,253	10,225,478

Curtiss-Wright Corp.	70,900	5,004,831

Ducommun, Inc.(a)	57,075	1,442,856

GenCorp, Inc.(a)	191,396	3,502,547

LMI Aerospace, Inc.(a)	100,800	1,421,280

Orbital Sciences Corp.(a)	103,650	2,787,148

Spirit AeroSystems Holdings, Inc., Class A(a)	250,025	10,761,076

Triumph Group, Inc.	138,500	9,309,970

Total		44,455,186

Air Freight & Logistics 1.6%

Air Transport Services Group, Inc.(a)	465,986	3,988,840

Atlas Air Worldwide Holdings, Inc.(a)	177,955	8,773,181

Forward Air Corp.	191,600	9,650,892

UTi Worldwide, Inc.(a)	301,410	3,638,019

Total		26,050,932

Airlines 0.4%

Air France-KLM, ADR(a)	737,650	6,992,922

Building Products 1.1%

Gibraltar Industries, Inc.(a)	225,543	3,667,329

Simpson Manufacturing Co., Inc.	143,190	4,954,374

Trex Co., Inc.(a)	227,110	9,670,344

Total		18,292,047

Commercial Services & Supplies 3.4%

ABM Industries, Inc.	91,400	2,618,610

ACCO Brands Corp.(a)	708,100	6,379,981

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Brady Corp., Class A	70,900	1,938,406

Brink’s Co. (The)	175,205	4,276,754

Clean Harbors, Inc.(a)	71,420	3,431,731

G&K Services, Inc., Class A	68,600	4,860,310

Herman Miller, Inc.	175,390	5,161,728

Mobile Mini, Inc.	219,565	8,894,578

Progressive Waste Solutions Ltd.	75,820	2,280,665

SP Plus Corp.(a)	283,516	7,153,109

Unifirst Corp.	74,190	9,010,375

Total		56,006,247

Construction & Engineering 0.7%

Aegion Corp.(a)	67,900	1,263,619

Comfort Systems U.S.A., Inc.	282,047	4,828,645

EMCOR Group, Inc.	46,615	2,073,901

Great Lakes Dredge & Dock Corp.(a)	359,400	3,076,464

Total		11,242,629

Electrical Equipment 0.9%

AZZ, Inc.	184,540	8,658,617

EnerSys	30,550	1,885,546

Global Power Equipment Group, Inc.	112,000	1,546,720

Regal-Beloit Corp.	38,000	2,857,600

Total		14,948,483

Industrial Conglomerates 0.4%

Carlisle Companies, Inc.	70,225	6,337,104

Machinery 5.0%

Actuant Corp., Class A	61,775	1,682,751

AGCO Corp.	65,500	2,960,600

Astec Industries, Inc.	47,250	1,857,398

Barnes Group, Inc.	210,690	7,797,637

CLARCOR, Inc.	41,995	2,798,547

Dynamic Materials Corp.	61,000	977,220

ESCO Technologies, Inc.	249,725	9,214,852

Hillenbrand, Inc.	72,550	2,502,975

Hyster-Yale Materials Handling, Inc.	100,400	7,349,280

ITT Corp.	58,990	2,386,735

Kennametal, Inc.	245,700	8,793,603

NN, Inc.	163,916	3,370,113

Oshkosh Corp.	155,670	7,573,346

Tecumseh Products Co.(a)	29,977	92,629

Terex Corp.	265,952	7,414,742

Titan International, Inc.	512,210	5,444,792

TriMas Corp.(a)	96,636	3,023,740

Common Stocks (continued)
Issuer	Shares	Value ($)
Watts Water Technologies, Inc., Class A	102,020	6,472,149

Total		81,713,109

Professional Services 0.6%

Acacia Research Corp.	259,000	4,387,460

Insperity, Inc.	103,145	3,495,584

Kelly Services, Inc., Class A	88,000	1,497,760

Total		9,380,804

Road & Rail 1.0%

Con-way, Inc.	126,100	6,201,598

Heartland Express, Inc.	153,250	4,139,283

Marten Transport Ltd.	231,020	5,050,097

Werner Enterprises, Inc.	65,220	2,031,603

Total		17,422,581

Trading Companies & Distributors 2.4%

AerCap Holdings NV(a)	613,800	23,827,716

Applied Industrial Technologies, Inc.	64,510	2,941,011

DXP Enterprises, Inc.(a)	15,000	757,950

MFC Industrial Ltd.	244,000	1,727,520

Titan Machinery, Inc.(a)	298,000	4,154,120

Veritiv Corp.(a)	130,000	6,743,100

Total		40,151,417

Transportation Infrastructure 0.2%

Wesco Aircraft Holdings, Inc.(a)	192,000	2,684,160

Total Industrials		335,677,621

Information Technology 17.9%
Communications Equipment 1.8%

Aviat Networks, Inc.(a)	1,323,927	1,985,891

Black Box Corp.	168,700	4,031,930

Ituran Location and Control Ltd.	88,135	1,938,970

NETGEAR, Inc.(a)	57,705	2,053,144

Plantronics, Inc.	116,670	6,185,843

Polycom, Inc.(a)	301,825	4,074,637

Riverbed Technology, Inc.(a)	420,200	8,576,282

Total		28,846,697

Electronic Equipment, Instruments & Components 5.7%

Celestica, Inc.(a)	420,861	4,940,908

Electro Rent Corp.	179,400	2,518,776

Electro Scientific Industries, Inc.	625,375	4,852,910

FARO Technologies, Inc.(a)	85,770	5,376,064

GSI Group, Inc.(a)	100,210	1,475,091

II-VI, Inc.(a)	483,090	6,594,178

Jabil Circuit, Inc.	113,600	2,479,888

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	117

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Knowles Corp.(a)	93,190	2,194,625

Littelfuse, Inc.	59,070	5,710,297

Mercury Systems, Inc.(a)	273,410	3,805,867

Orbotech Ltd.(a)	194,004	2,871,259

OSI Systems, Inc.(a)	98,500	6,970,845

Park Electrochemical Corp.	149,990	3,739,251

Plexus Corp.(a)	133,460	5,499,887

Radisys Corp.(a)	450,250	1,053,585

Sanmina Corp.(a)	854,583	20,108,338

Tech Data Corp.(a)	60,680	3,836,796

Vishay Intertechnology, Inc.	634,707	8,981,104

Total		93,009,669

Internet Software & Services 0.5%

j2 Global, Inc.	125,646	7,790,052

IT Services 2.6%

Blackhawk Network Holdings, Inc. Class B(a)	165,750	6,247,118

Computer Services, Inc.	128,439	5,140,771

Convergys Corp.	293,380	5,976,151

CSG Systems International, Inc.	308,680	7,738,608

DST Systems, Inc.	22,522	2,120,446

MAXIMUS, Inc.	102,800	5,637,552

NeuStar, Inc., Class A(a)	203,078	5,645,568

Sykes Enterprises, Inc.(a)	190,386	4,468,359

Total		42,974,573

Semiconductors & Semiconductor Equipment 4.5%

Axcelis Technologies, Inc.(a)	2,222,585	5,689,818

Brooks Automation, Inc.	625,510	7,975,252

Diodes, Inc.(a)	315,181	8,689,540

Fairchild Semiconductor International, Inc.(a)	560,015	9,453,053

Intersil Corp., Class A	323,437	4,680,133

Micron Technology, Inc.(a)	403,000	14,109,030

OmniVision Technologies, Inc.(a)	352,000	9,152,000

Photronics, Inc.(a)	868,160	7,214,410

Tessera Technologies, Inc.	95,625	3,419,550

Xcerra Corp.(a)	461,900	4,231,004

Total		74,613,790

Software 1.9%

BroadSoft, Inc.(a)	97,925	2,841,783

ePlus, Inc.(a)	56,224	4,255,595

Informatica Corp.(a)	116,315	4,435,673

Mentor Graphics Corp.	240,830	5,278,994

NICE-Systems Ltd., ADR	171,300	8,676,345

Common Stocks (continued)
Issuer	Shares	Value ($)
Rovi Corp.(a)	289,360	6,536,642

Total		32,025,032

Technology Hardware, Storage & Peripherals 0.9%

Logitech International SA	174,875	2,348,571

QLogic Corp.(a)	516,030	6,873,520

Silicon Graphics International Corp.(a)	562,000	6,395,560

Total		15,617,651

Total Information Technology		294,877,464

Materials 6.8%
Chemicals 2.6%

American Vanguard Corp.	327,950	3,810,779

Axiall Corp.	47,970	2,037,286

Innophos Holdings, Inc.	45,469	2,657,663

Innospec, Inc.	112,875	4,819,763

Kraton Performance Polymers, Inc.(a)	132,250	2,749,478

LSB Industries, Inc.(a)	65,400	2,056,176

Minerals Technologies, Inc.	76,050	5,281,672

PolyOne Corp.	221,340	8,390,999

Rayonier Advanced Materials, Inc.	99,880	2,227,324

Scotts Miracle-Gro Co., Class A	95,072	5,924,887

Sensient Technologies Corp.	39,245	2,368,043

Total		42,324,070

Containers & Packaging 0.8%

Greif, Inc., Class A	115,400	5,450,342

Myers Industries, Inc.	484,732	8,531,283

Total		13,981,625

Metals & Mining 1.6%

Allegheny Technologies, Inc.	59,900	2,082,723

AuRico Gold, Inc.	3,594,718	11,790,675

Coeur Mining, Inc.(a)	566,021	2,892,368

Compass Minerals International, Inc.	65,871	5,719,579

Pan American Silver Corp.	370,400	3,407,680

Total		25,893,025

Paper & Forest Products 1.8%

PH Glatfelter Co.	111,770	2,857,959

Resolute Forest Products, Inc.(a)	1,178,261	20,749,176

Schweitzer-Mauduit International, Inc.	169,000	7,148,700

Total		30,755,835

Total Materials		112,954,555

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.3%

Atlantic Tele-Network, Inc.	64,253	4,342,860

Wireless Telecommunication Services 0.4%

NTELOS Holdings Corp.	177,829	745,104

Telephone & Data Systems, Inc.	237,760	6,003,440

Total		6,748,544

Total Telecommunication Services		11,091,404

Utilities 1.3%
Electric Utilities 0.8%

El Paso Electric Co.	89,100	3,569,346

Portland General Electric Co.	219,035	8,286,094

Unitil Corp.	39,136	1,435,117

Total		13,290,557

Gas Utilities 0.4%

Laclede Group, Inc. (The)	33,400	1,776,880

New Jersey Resources Corp.	36,825	2,253,690

WGL Holdings, Inc.	51,600	2,818,392

Total		6,848,962

Water Utilities 0.1%

American States Water Co.	51,325	1,932,900

Total Utilities		22,072,419

Total Common Stocks
(Cost: $1,328,346,134)		1,564,254,322

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Airlines —%

American Airlines Escrow(a)(b)(c)(d)	185,100	—

Total Industrials		—

Total Rights (Cost: $—)		—

Money Market Funds 5.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(e)(f)	96,254,174	96,254,174

Total Money Market Funds (Cost: $96,254,174)		96,254,174

Total Investments (Cost: $1,424,600,308)		1,660,508,496

Other Assets & Liabilities, Net		(15,458,533)

Net Assets		1,645,049,963

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Negligible market value.

(c)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 rounds to zero, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Airlines Escrow	12/17/2013	—

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities rounds to zero, which represents less than 0.01% of net assets.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	191,400,100	850,212,322	(945,358,248)	96,254,174	137,151	96,254,174

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	119

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	208,480,883	—	—		208,480,883

Consumer Staples	34,727,002	—	—		34,727,002

Energy	79,744,641	—	—		79,744,641

Financials	367,951,752	—	—		367,951,752

Health Care	96,676,581	—	—		96,676,581

Industrials	335,677,621	—	—		335,677,621

Information Technology	294,877,464	—	—		294,877,464

Materials	112,954,555	—	—		112,954,555

Telecommunication Services	11,091,404	—	—		11,091,404

Utilities	22,072,419	—	—		22,072,419

Rights

Industrials	—	—	0	(a)	0	(a)

Total Equity Securities	1,564,254,322	—	0	(a)	1,564,254,322

Mutual Funds

Money Market Funds	96,254,174	—	—		96,254,174

Total Mutual Funds	96,254,174	—	—		96,254,174

Total	1,660,508,496	—	0	(a)	1,660,508,496

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	121

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%
Issuer	Shares	Value ($)
Consumer Discretionary 10.9%
Auto Components 0.9%

Delphi Automotive PLC	255,300	18,565,416

Distributors 0.8%

Genuine Parts Co.	145,875	15,545,899

Diversified Consumer Services 0.9%

H&R Block, Inc.	523,450	17,629,796

Hotels, Restaurants & Leisure 1.0%

Starbucks Corp.	239,425	19,644,821

Media 1.8%

Time Warner, Inc.	403,825	34,494,731

Multiline Retail 1.5%

Macy’s, Inc.	449,050	29,525,038

Specialty Retail 4.0%

Home Depot, Inc. (The)	451,100	47,351,967

TJX Companies, Inc. (The)	452,375	31,023,877

Total		78,375,844

Total Consumer Discretionary		213,781,545

Consumer Staples 9.1%
Beverages 2.9%

Diageo PLC, ADR	123,075	14,041,627

PepsiCo, Inc.	457,420	43,253,635

Total		57,295,262

Food & Staples Retailing 1.7%

CVS Health Corp.	347,400	33,458,094

Food Products 1.8%

Archer-Daniels-Midland Co.	377,350	19,622,200

JM Smucker Co. (The)	149,450	15,091,461

Total		34,713,661

Household Products 2.2%

Kimberly-Clark Corp.	101,175	11,689,759

Procter & Gamble Co. (The)	345,900	31,508,031

Total		43,197,790

Tobacco 0.5%

Philip Morris International, Inc.	132,700	10,808,415

Total Consumer Staples		179,473,222

Energy 7.5%
Energy Equipment & Services 1.3%

Halliburton Co.	222,000	$8,731,260

Helmerich & Payne, Inc.	150,125	10,121,427

Oceaneering International, Inc.	101,250	5,954,513

Total		24,807,200

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 6.2%

Chevron Corp.	187,375	21,019,728

Devon Energy Corp.	357,900	21,907,059

Kinder Morgan, Inc.	539,250	22,815,668

Marathon Petroleum Corp.	142,300	12,843,998

Occidental Petroleum Corp.	356,850	28,765,678

Suncor Energy, Inc.	482,900	15,346,562

Total		122,698,693

Total Energy		147,505,893

Financials 15.0%
Banks 5.0%

First Republic Bank	213,175	11,110,681

JPMorgan Chase & Co.	713,150	44,628,927

PacWest Bancorp	453,000	20,593,380

PNC Financial Services Group, Inc. (The)	229,700	20,955,531

Total		97,288,519

Capital Markets 2.7%

Ares Capital Corp.	238,100	3,715,551

Goldman Sachs Group, Inc. (The)	94,550	18,326,626

Invesco Ltd.	211,275	8,349,588

T. Rowe Price Group, Inc.	262,950	22,576,887

Total		52,968,652

Consumer Finance 1.2%

Discover Financial Services	356,075	23,319,352

Diversified Financial Services 0.7%

Moody’s Corp.	154,195	14,773,423

Insurance 4.5%

ACE Ltd.	126,000	14,474,880

Arthur J Gallagher & Co.	327,600	15,423,408

Marsh & McLennan Companies, Inc.	233,975	13,392,729

Prudential Financial, Inc.	274,700	24,849,362

Validus Holdings Ltd.	165,700	6,886,492

XL Group PLC	398,175	13,685,275

Total		88,712,146

Real Estate Investment Trusts (REITs) 0.9%

Alexandria Real Estate Equities, Inc.	84,500	7,498,530

AvalonBay Communities, Inc.	58,406	9,542,956

Total		17,041,486

Total Financials		294,103,578

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 17.4%
Health Care Equipment & Supplies 8.6%

Abbott Laboratories	438,700	19,750,274

Becton Dickinson and Co.	250,425	34,849,143

Covidien PLC	163,150	16,686,982

Medtronic, Inc.	604,500	43,644,900

St. Jude Medical, Inc.	404,250	26,288,377

Zimmer Holdings, Inc.	242,354	27,487,791

Total		168,707,467

Health Care Providers & Services 2.5%

Cardinal Health, Inc.	361,000	29,143,530

UnitedHealth Group, Inc.	202,800	20,501,052

Total		49,644,582

Pharmaceuticals 6.3%

Bristol-Myers Squibb Co.	302,900	17,880,187

Johnson & Johnson	473,025	49,464,224

Merck & Co., Inc.	492,050	27,943,519

Pfizer, Inc.	877,550	27,335,683

Total		122,623,613

Total Health Care		340,975,662

Industrials 17.3%
Aerospace & Defense 4.2%

Honeywell International, Inc.	460,200	45,983,184

Lockheed Martin Corp.	96,800	18,640,776

Raytheon Co.	158,420	17,136,291

Total		81,760,251

Air Freight & Logistics 0.8%

United Parcel Service, Inc., Class B	145,225	16,144,663

Commercial Services & Supplies 2.1%

Republic Services, Inc.	358,950	14,447,738

Tyco International PLC	591,900	25,960,734

Total		40,408,472

Electrical Equipment 0.5%

Emerson Electric Co.	160,250	9,892,233

Industrial Conglomerates 0.8%

3M Co.	95,850	15,750,072

Machinery 3.1%

Cummins, Inc.	96,475	13,908,801

Illinois Tool Works, Inc.	226,425	21,442,447

Snap-On, Inc.	189,930	25,971,028

Total		61,322,276

Professional Services 2.3%

Equifax, Inc.	182,550	14,762,818

Common Stocks (continued)
Issuer	Shares	Value ($)
Nielsen NV	386,275	17,278,081

Robert Half International, Inc.	213,675	12,474,347

Total		44,515,246

Road & Rail 2.4%

Ryder System, Inc.	236,700	21,977,595

Union Pacific Corp.	212,900	25,362,777

Total		47,340,372

Transportation Infrastructure 1.1%

Macquarie Infrastructure Co. LLC	304,200	21,625,578

Total Industrials		338,759,163

Information Technology 12.7%
Communications Equipment 1.1%

QUALCOMM, Inc.	292,975	21,776,832

IT Services 1.5%

Accenture PLC, Class A	167,200	14,932,632

Automatic Data Processing, Inc.	171,400	14,289,618

Total		29,222,250

Semiconductors & Semiconductor Equipment 5.4%

Applied Materials, Inc.	890,675	22,195,621

Avago Technologies Ltd.	280,050	28,170,229

Intel Corp.	1,015,495	36,852,314

Xilinx, Inc.	423,525	18,334,397

Total		105,552,561

Software 2.8%

Microsoft Corp.	1,181,525	54,881,836

Technology Hardware, Storage & Peripherals 1.9%

Apple, Inc.	344,225	37,995,556

Total Information Technology		249,429,035

Materials 1.9%
Chemicals 0.9%

Agrium, Inc.	67,800	6,422,016

LyondellBasell Industries NV, Class A	146,900	11,662,391

Total		18,084,407

Paper & Forest Products 1.0%

International Paper Co.	356,400	19,095,912

Total Materials		37,180,319

Telecommunication Services 2.6%
Diversified Telecommunication Services 2.6%

BCE, Inc.	178,200	8,172,252

Verizon Communications, Inc.	909,225	42,533,546

Total		50,705,798

Total Telecommunication Services		50,705,798

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	123

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.6%
Electric Utilities 1.0%

NextEra Energy, Inc.	189,950	20,189,786

Gas Utilities 0.8%

Laclede Group, Inc. (The)	311,050	16,547,860

Multi-Utilities 1.8%

CenterPoint Energy, Inc.	537,875	12,602,411

Wisconsin Energy Corp.	421,900	22,251,006

Total		34,853,417

Total Utilities		71,591,063

Total Common Stocks
(Cost: $1,602,321,789)		1,923,505,278

Equity Funds 1.3%
	Shares	Value ($)
Kayne Anderson MLP Investment Co.	645,190	24,633,354

Total Equity Funds
(Cost: $22,310,981)		24,633,354

Money Market Funds 1.3%
Columbia Short-Term Cash Fund, 0.115%(a)(b)	25,361,171	25,361,171

Total Money Market Funds
(Cost: $25,361,171)		25,361,171

Total Investments
(Cost: $1,649,993,941)		1,973,499,803

Other Assets & Liabilities, Net		(11,570,035)

Net Assets		1,961,929,768

Notes to Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	29,103,780	263,366,186	(267,108,795)	25,361,171	25,712	25,361,171

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	213,781,545	—	—	213,781,545

Consumer Staples	179,473,222	—	—	179,473,222

Energy	147,505,893	—	—	147,505,893

Financials	294,103,578	—	—	294,103,578

Health Care	340,975,662	—	—	340,975,662

Industrials	338,759,163	—	—	338,759,163

Information Technology	249,429,035	—	—	249,429,035

Materials	37,180,319	—	—	37,180,319

Telecommunication Services	50,705,798	—	—	50,705,798

Utilities	71,591,063	—	—	71,591,063

Total Equity Securities	1,923,505,278	—	—	1,923,505,278

Mutual Funds

Equity Funds	24,633,354	—	—	24,633,354

Money Market Funds	25,361,171	—	—	25,361,171

Total Mutual Funds	49,994,525	—	—	49,994,525

Total	1,973,499,803	—	—	1,973,499,803

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	125

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Victory Established Value Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%
Issuer	Shares	Value ($)
Consumer Discretionary 9.2%
Auto Components 2.6%

Autoliv, Inc.	91,200	9,678,144

Johnson Controls, Inc.	256,000	12,375,040

Total		22,053,184

Automobiles 1.0%

Harley-Davidson, Inc.	127,200	8,383,752

Hotels, Restaurants & Leisure 1.4%

Panera Bread Co., Class A(a)	68,300	11,938,840

Media 0.5%

Gannett Co., Inc.	144,500	4,613,885

Multiline Retail 2.1%

Nordstrom, Inc.	223,000	17,703,970

Specialty Retail 1.6%

Ross Stores, Inc.	143,400	13,516,884

Total Consumer Discretionary		78,210,515

Consumer Staples 4.5%
Food & Staples Retailing 1.5%

Casey’s General Stores, Inc.	137,100	12,382,872

Food Products 3.0%

Ingredion, Inc.	139,000	11,792,760

JM Smucker Co. (The)	138,400	13,975,632

Total		25,768,392

Total Consumer Staples		38,151,264

Energy 3.3%
Oil, Gas & Consumable Fuels 3.3%

Devon Energy Corp.	319,500	19,556,595

Energen Corp.	133,000	8,480,080

Total		28,036,675

Total Energy		28,036,675

Financials 23.6%
Banks 4.5%

City National Corp.	162,200	13,107,382

Cullen/Frost Bankers, Inc.	116,000	8,194,240

Fifth Third Bancorp	169,100	3,445,413

SunTrust Banks, Inc.	321,109	13,454,467

Total		38,201,502

Capital Markets 2.7%

Invesco Ltd.	352,500	13,930,800

Waddell & Reed Financial, Inc., Class A	179,600	8,947,672

Total		22,878,472

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 11.1%

Alleghany Corp.(a)	32,200	14,924,700

Chubb Corp. (The)	176,700	18,283,149

Markel Corp.(a)	24,600	16,797,864

Marsh & McLennan Companies, Inc.	158,400	9,066,816

Progressive Corp. (The)	552,200	14,903,878

Willis Group Holdings PLC	390,369	17,492,435

WR Berkley Corp.	44,813	2,297,114

Total		93,765,956

Real Estate Investment Trusts (REITs) 3.6%

Alexandria Real Estate Equities, Inc.	181,823	16,134,973

DDR Corp.	744,700	13,672,692

Total		29,807,665

Real Estate Management & Development 1.7%

Jones Lang LaSalle, Inc.	97,200	14,573,196

Total Financials		199,226,791

Health Care 9.3%
Health Care Equipment & Supplies 1.4%

DENTSPLY International, Inc.	217,700	11,596,879

Health Care Providers & Services 5.9%

Anthem, Inc.	104,100	13,082,247

CIGNA Corp.	112,600	11,587,666

Mednax, Inc.(a)	126,300	8,349,693

Patterson Companies, Inc.	350,372	16,852,893

Total		49,872,499

Life Sciences Tools & Services 1.4%

PerkinElmer, Inc.	266,300	11,645,299

Pharmaceuticals 0.6%

Hospira, Inc.(a)	89,000	5,451,250

Total Health Care		78,565,927

Industrials 14.0%
Building Products 2.8%

Masco Corp.	567,800	14,308,560

Owens Corning	260,700	9,335,667

Total		23,644,227

Commercial Services & Supplies 2.9%

Cintas Corp.	150,900	11,836,596

Republic Services, Inc.	323,700	13,028,925

Total		24,865,521

Electrical Equipment 2.1%

Hubbell, Inc., Class B	48,500	5,181,255

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Rockwell Automation, Inc.	113,725	12,646,220

Total		17,827,475

Machinery 5.4%

Allison Transmission Holdings, Inc.	321,800	10,909,020

Ingersoll-Rand PLC	158,800	10,066,332

Kennametal, Inc.	211,600	7,573,164

Parker-Hannifin Corp.	73,660	9,498,457

Xylem, Inc.	195,900	7,457,913

Total		45,504,886

Professional Services 0.8%

Robert Half International, Inc.	112,600	6,573,588

Total Industrials		118,415,697

Information Technology 18.2%
Communications Equipment 1.3%

Juniper Networks, Inc.	492,313	10,988,426

Electronic Equipment, Instruments & Components 3.7%

Avnet, Inc.	327,600	14,093,352

Keysight Technologies, Inc.(a)	254,400	8,591,088

TE Connectivity Ltd.	145,200	9,183,900

Total		31,868,340

IT Services 6.3%

Booz Allen Hamilton Holdings Corp.	305,100	8,094,303

Broadridge Financial Solutions, Inc.	319,300	14,745,274

Fidelity National Information Services, Inc.	312,900	19,462,380

Teradata Corp.(a)	245,700	10,732,176

Total		53,034,133

Semiconductors & Semiconductor Equipment 5.2%

Analog Devices, Inc.	273,200	15,168,064

KLA-Tencor Corp.	205,300	14,436,696

ON Semiconductor Corp.(a)	1,398,400	14,165,792

Total		43,770,552

Software 1.7%

Synopsys, Inc.(a)	337,600	14,675,472

Total Information Technology		154,336,923

Materials 8.8%
Chemicals 3.3%

International Flavors & Fragrances, Inc.	87,600	8,879,136

Common Stocks (continued)
Issuer	Shares	Value ($)
Methanex Corp.	208,100	9,537,223

RPM International, Inc.	180,200	9,137,942

Total		27,554,301

Containers & Packaging 3.5%

AptarGroup, Inc.	172,100	11,503,164

Avery Dennison Corp.	184,800	9,587,424

Bemis Co., Inc.	188,600	8,526,606

Total		29,617,194

Metals & Mining 2.0%

Reliance Steel & Aluminum Co.	279,732	17,139,180

Total Materials		74,310,675

Utilities 6.7%
Electric Utilities 1.6%

Xcel Energy, Inc.	379,652	13,637,100

Gas Utilities 1.7%

Atmos Energy Corp.	261,100	14,553,714

Multi-Utilities 3.4%

Alliant Energy Corp.	204,400	13,576,248

DTE Energy Co.	169,300	14,622,441

Total		28,198,689

Total Utilities		56,389,503

Total Common Stocks
(Cost: $674,063,193)		825,643,970

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	22,651,937	22,651,937

Total Money Market Funds
(Cost: $22,651,937)		22,651,937

Total Investments
(Cost: $696,715,130)		848,295,907

Other Assets & Liabilities, Net		(2,328,864)

Net Assets		845,967,043

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	127

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Victory Established Value Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	18,901,185	313,518,237	(309,767,485)	22,651,937	15,002	22,651,937

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2014

Columbia Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio – Victory Established Value Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	78,210,515	—	—	78,210,515

Consumer Staples	38,151,264	—	—	38,151,264

Energy	28,036,675	—	—	28,036,675

Financials	199,226,791	—	—	199,226,791

Health Care	78,565,927	—	—	78,565,927

Industrials	118,415,697	—	—	118,415,697

Information Technology	154,336,923	—	—	154,336,923

Materials	74,310,675	—	—	74,310,675

Utilities	56,389,503	—	—	56,389,503

Total Equity Securities	825,643,970	—	—	825,643,970

Mutual Funds

Money Market Funds	22,651,937	—	—	22,651,937

Total Mutual Funds	22,651,937	—	—	22,651,937

Total	848,295,907	—	—	848,295,907

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	129

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2014

	Columbia Variable Portfolio – Diversified Bond Fund	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $3,030,310,535, $964,218,372 and $658,934,957)	$3,065,508,717	$1,009,132,584	$644,256,368

Affiliated issuers (identified cost $37,346,282, $27,429,764 and $31,874,792)	37,346,282	27,429,764	31,874,792

Total investments (identified cost $3,067,656,817, $991,648,136 and $690,809,749)	3,102,854,999	1,036,562,348	676,131,160

Cash	232,545	—	3,601

Foreign currency (identified cost $105,656, $18,671 and $143,811)	104,906	18,671	143,929

Unrealized appreciation on forward foreign currency exchange contracts	526,803	—	6,533,024

Unrealized appreciation on swap contracts	719,160	—	—

Premiums paid on outstanding swap contracts	6,626,955	—	—

Receivable for:

Investments sold	3,477,090	3,794,479	1,959,098

Capital shares sold	85,423	30,995	50,926

Dividends	125,486	1,271,569	4,006

Interest	17,899,641	—	8,112,029

Reclaims	7,322	64,730	493,811

Variation margin	68,732	—	178,268

Expense reimbursement due from Investment Manager	—	32,050	—

Prepaid expenses	7,621	4,030	3,124

Total assets	3,132,736,683	1,041,778,872	693,612,976

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	—	—	7,635,115

Unrealized depreciation on swap contracts	2,823,761	—	—

Premiums received on outstanding swap contracts	5,013,620	—	—

Payable for:

Investments purchased	363,066	6,059,774	717,318

Investments purchased on a delayed delivery basis	167,590,730	—	147,250

Capital shares purchased	3,849,293	325,389	2,817,502

Variation margin	433,569	—	348,625

Investment management fees	33,754	1,003,133	357,343

Distribution and/or service fees	3,202	34,230	29,125

Transfer agent fees	4,858	56,348	37,614

Administration fees	5,063	72,520	49,280

Compensation of board members	260,468	65,436	95,463

Other expenses	220,139	215,556	110,585

Other liabilities	—	3,784	—

Total liabilities	180,601,523	7,836,170	12,345,220

Net assets applicable to outstanding capital stock	$2,952,135,160	$1,033,942,702	$681,267,756

The accompanying Notes to Financial Statements are an integral part of this statement.

130	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Columbia Variable Portfolio – Diversified Bond Fund	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund
Represented by

Paid-in capital	$2,832,677,809	$958,757,602	$688,434,443

Undistributed (excess of distributions over) net investment income	80,691,592	(65,205)	(4,800,936)

Accumulated net realized gain (loss)	8,285,893	30,343,365	14,894,805

Unrealized appreciation (depreciation) on:

Investments	35,198,182	44,914,212	(14,678,589)

Foreign currency translations	(4,959)	(7,272)	(180,822)

Forward foreign currency exchange contracts	526,803	—	(1,102,091)

Futures contracts	(2,799,524)	—	(2,236,847)

Swap contracts	(2,440,636)	—	937,793

Total — representing net assets applicable to outstanding capital stock	$2,952,135,160	$1,033,942,702	$681,267,756

Class 1

Net assets	$2,042,052,789	$751,812,464	$435,906,814

Shares outstanding	199,713,292	48,931,546	42,468,348

Net asset value per share	$10.22	$15.36	$10.26
Class 2

Net assets	$23,941,969	$18,142,425	$9,374,753

Shares outstanding	2,350,317	1,186,166	918,765

Net asset value per share	$10.19	$15.30	$10.20

Class 3

Net assets	$886,140,402	$263,987,813	$235,986,189

Shares outstanding	86,594,645	17,205,331	23,033,909

Net asset value per share	$10.23	$15.34	$10.25

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	131

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	Variable Portfolio – Partners Small Cap Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $2,361,707,041, $1,394,259,937 and $1,328,346,134)	$2,781,482,870	$1,421,617,662	$1,564,254,322

Affiliated issuers (identified cost $40,171,957, $21,913,214 and $96,254,174)	40,171,957	21,913,214	96,254,174

Options purchased (identified cost $—, $2,209,402 and $—)	—	2,862,177	—

Total investments (identified cost $2,401,878,998, $1,418,382,553 and $1,424,600,308)	2,821,654,827	1,446,393,053	1,660,508,496

Foreign currency (identified cost $—, $412,483 and $—)	—	406,766	—

Cash collateral held at broker	—	4,200,000	—

Margin deposits	—	7,068,000	—

Unrealized appreciation on forward foreign currency exchange contracts	—	23,440,963	—

Premiums paid on outstanding swap contracts	—	1,213	—

Receivable for:

Investments sold	25,888,930	—	6,119,101

Capital shares sold	67,232	69,445	85,818

Dividends	2,834,534	1,363	1,578,408

Interest	—	5,937,745	—

Reclaims	—	102,438	20,219

Variation margin	—	893,097	—

Expense reimbursement due from Investment Manager	—	—	189,608

Prepaid expenses	7,212	5,345	5,728

Total assets	2,850,452,735	1,488,519,428	1,668,507,378

Liabilities

Option contracts written, at value (premiums received $—, $3,364,648 and $—)	—	3,044,227	—

Disbursements in excess of cash	—	—	7,264

Unrealized depreciation on forward foreign currency exchange contracts	—	1,639,653	—

Unrealized depreciation on swap contracts	—	4,370,963	—

Payable for:

Investments purchased	25,609,787	2,957,584	17,994,876

Capital shares purchased	1,707,576	4,904,555	3,746,941

Variation margin	504,225	293,891	—

Investment management fees	1,550,527	618,815	1,334,823

Distribution and/or service fees	162,483	20,604	20,064

Transfer agent fees	153,133	86,197	88,158

Administration fees	134,395	92,979	109,634

Compensation of board members	88,629	143,934	87,236

Other expenses	252,557	94,606	68,419

Total liabilities	30,163,312	18,268,008	23,457,415

Net assets applicable to outstanding capital stock	$2,820,289,423	$1,470,251,420	$1,645,049,963

The accompanying Notes to Financial Statements are an integral part of this statement.

132	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	Variable Portfolio – Partners Small Cap Value Fund
Represented by

Paid-in capital	$—	$1,450,230,260	$—

Undistributed (excess of distributions over) net investment income	—	(23,909,634)	—

Accumulated net realized gain (loss)	—	277,317	—

Unrealized appreciation (depreciation) on:

Investments	—	27,357,725	—

Foreign currency translations	—	(127,981)	—

Forward foreign currency exchange contracts	—	21,801,310	—

Futures contracts	—	(603,597)	—

Options purchased	—	652,775	—

Options contracts written	—	320,421	—

Swap contracts	—	(5,747,176)	—

Trust capital	$2,820,289,423	$—	$1,645,049,963

Total — representing net assets applicable to outstanding capital stock	$2,820,289,423	$1,470,251,420	$1,645,049,963

Class 1

Net assets	$1,399,481,958	$1,296,797,434	$1,469,779,467

Shares outstanding	39,012,349	136,578,782	64,123,103

Net asset value per share	$35.87	$9.49	$22.92

Class 2

Net assets	$9,530,668	$7,021,554	$3,844,577

Shares outstanding	268,722	746,419	169,733

Net asset value per share	$35.47	$9.41	$22.65

Class 3

Net assets	$1,411,276,797	$166,432,432	$171,425,919

Shares outstanding	39,589,585	17,558,502	7,528,397

Net asset value per share	$35.65	$9.48	$22.77

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	133

Columbia Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,624,632,770 and $674,063,193)	$1,948,138,632	$825,643,970

Affiliated issuers (identified cost $25,361,171 and $22,651,937)	25,361,171	22,651,937

Total investments (identified cost $1,649,993,941 and $696,715,130)	1,973,499,803	848,295,907

Receivable for:

Investments sold	10,837,817	1,141,286

Capital shares sold	75,204	—

Dividends	2,614,060	1,147,173

Reclaims	11,747	13,143

Expense reimbursement due from Investment Manager	90,850	—

Prepaid expenses	5,471	3,765

Total assets	1,987,134,952	850,601,274

Liabilities

Disbursements in excess of cash	—	13,843

Payable for:

Investments purchased	23,397,832	1,910,835

Capital shares purchased	229,970	1,957,606

Investment management fees	1,232,180	588,635

Distribution and/or service fees	7,497	4,584

Transfer agent fees	105,728	45,880

Administration fees	94,889	44,317

Compensation of board members	98,259	37,877

Other expenses	38,829	30,654

Total liabilities	25,205,184	4,634,231

Net assets applicable to outstanding capital stock	$1,961,929,768	$845,967,043

Represented by

Trust capital	$1,961,929,768	$845,967,043

Total — representing net assets applicable to outstanding capital stock	$1,961,929,768	$845,967,043

Class 1

Net assets	$1,901,582,846	$814,123,366

Shares outstanding	123,505,403	43,472,175

Net asset value per share	$15.40	$18.73

Class 2

Net assets	$6,188,354	$9,039,942

Shares outstanding	406,026	488,202

Net asset value per share	$15.24	$18.52

Class 3

Net assets	$54,158,568	$22,803,735

Shares outstanding	3,537,259	1,224,004

Net asset value per share	$15.31	$18.63

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Operations

Year Ended December 31, 2014

	Columbia Variable Portfolio – Diversified Bond Fund	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$5,016,532	$17,955,970	$—

Dividends — affiliated issuers	46,152	18,379	38,719

Interest	93,438,625	—	28,996,944

Foreign taxes withheld	—	(2,004,704)	(164,040)

Total income	98,501,309	15,969,645	28,871,623

Expenses:

Investment management fees	12,303,227	11,264,531	4,389,429

Distribution and/or service fees

Class 2	60,828	41,963	24,925

Class 3	1,195,222	370,356	337,536

Transfer agent fees

Class 1	1,182,168	445,380	294,043

Class 2	14,598	10,071	5,982

Class 3	573,691	177,765	162,012

Administration fees	1,845,460	813,677	602,562

Compensation of board members	65,309	27,428	25,950

Custodian fees	52,032	465,388	104,437

Printing and postage fees	199,837	71,480	90,819

Professional fees	60,952	74,878	41,374

Other	41,684	77,180	17,457

Total expenses	17,595,008	13,840,097	6,096,526

Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(232,825)	(144,805)

Total net expenses	17,595,008	13,607,272	5,951,721

Net investment income	80,906,301	2,362,373	22,919,902

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	46,750,023	34,614,641	20,096,724

Foreign currency translations	3,393	(773,252)	(1,098,389)

Forward foreign currency exchange contracts	915,904	—	(6,209,421)

Futures contracts	(19,938,715)	—	(1,649,736)

Swap contracts	(21,858,262)	—	381,083

Net realized gain	5,872,343	33,841,389	11,520,261

Net change in unrealized appreciation (depreciation) on:

Investments	63,281,453	(60,034,649)	(23,110,318)

Foreign currency translations	(4,959)	(841)	(203,171)

Forward foreign currency exchange contracts	526,803	—	2,184,661

Futures contracts	(4,708,026)	—	(3,838,350)

Swap contracts	9,178,758	—	937,793

Net change in unrealized appreciation (depreciation)	68,274,029	(60,035,490)	(24,029,385)

Net realized and unrealized gain (loss)	74,146,372	(26,194,101)	(12,509,124)

Net change in net assets resulting from operations	$155,052,673	$(23,831,728)	$10,410,778

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	135

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	Variable Portfolio – Partners Small Cap Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$54,205,909	$—	$24,973,500
Dividends — affiliated issuers	25,542	32,150	137,151
Interest	—	31,588,611	—
Foreign taxes withheld	—	(24,120)	(354,817)

Total income	54,231,451	31,596,641	24,755,834

Expenses:
Investment management fees	15,272,697	7,935,153	16,166,737
Distribution and/or service fees
Class 2	14,721	17,031	9,930
Class 3	1,723,573	227,318	232,386
Transfer agent fees
Class 1	663,590	997,884	957,897
Class 2	3,533	4,088	2,383
Class 3	827,287	109,109	111,541
Administration fees	1,320,373	1,186,088	1,325,487
Compensation of board members	46,277	42,769	38,656
Custodian fees	24,638	104,373	41,015
Printing and postage fees	284,846	43,469	50,117
Professional fees	47,067	49,439	37,509
Line of credit interest expense	—	154	—
Other	28,714	30,728	26,440

Total expenses	20,257,316	10,747,603	19,000,098
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(2,960,803)

Total net expenses	20,257,316	10,747,603	16,039,295

Net investment income	33,974,135	20,849,038	8,716,539

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	306,309,063	45,298,977	242,915,543
Foreign currency translations	—	318,275	(368)
Forward foreign currency exchange contracts	—	54,741,249	—
Futures contracts	3,538,072	(7,825,623)	—
Options purchased	—	(7,855,531)	—
Options contracts written	—	2,261,309	—
Swap contracts	—	(1,677,948)	—

Net realized gain	309,847,135	85,260,708	242,915,175
Net change in unrealized appreciation (depreciation) on:
Investments	39,807,186	17,380,390	(217,465,480)
Foreign currency translations	—	(509,434)	9
Forward foreign currency exchange contracts	—	38,266,228	—
Futures contracts	(81,328)	494,268	—
Options purchased	—	857,180	—
Options contracts written	—	2,436	—
Swap contracts	—	(7,595,563)	—

Net change in unrealized appreciation (depreciation)	39,725,858	48,895,505	(217,465,471)

Net realized and unrealized gain	349,572,993	134,156,213	25,449,704

Net change in net assets resulting from operations	$383,547,128	$155,005,251	$34,166,243

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Net investment income

Income:

Dividends — unaffiliated issuers	$42,037,901	$18,817,908

Dividends — affiliated issuers	25,712	15,002

Foreign taxes withheld	(621,405)	(8,710)

Total income	41,442,208	18,824,200

Expenses:

Investment management fees	12,045,692	7,245,260

Distribution and/or service fees

Class 2	12,925	19,727

Class 3	69,559	27,794

Transfer agent fees

Class 1	993,256	547,853

Class 2	3,102	4,734

Class 3	33,387	13,341

Administration fees	933,134	543,533

Compensation of board members	37,819	24,053

Custodian fees	17,770	11,595

Printing and postage fees	18,697	13,369

Professional fees	38,901	31,267

Other	21,588	17,136

Total expenses	14,225,830	8,499,662

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(929,702)	(13,600)

Total net expenses	13,296,128	8,486,062

Net investment income	28,146,080	10,338,138

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	116,940,281	170,458,985

Foreign currency translations	25,325	—

Net realized gain	116,965,606	170,458,985

Net change in unrealized appreciation (depreciation) on:

Investments	54,336,542	(73,516,433)

Foreign currency translations	(35,972)	—

Net change in unrealized appreciation (depreciation)	54,300,570	(73,516,433)

Net realized and unrealized gain	171,266,176	96,942,552

Net change in net assets resulting from operations	$199,412,256	$107,280,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	137

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets

	Columbia Variable Portfolio – Diversified Bond Fund		Columbia Variable Portfolio – Emerging Markets Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$80,906,301	$95,455,368	$2,362,373	$6,846,471

Net realized gain (loss)	5,872,343	16,496,613	33,841,389	32,213,530

Net change in unrealized appreciation (depreciation)	68,274,029	(192,645,308)	(60,035,490)	(53,031,064)

Net increase (decrease) in net assets resulting from operations	155,052,673	(80,693,327)	(23,831,728)	(13,971,063)

Distributions to shareholders

Net investment income

Class 1	(54,006,609)	(73,610,668)	(1,495,329)	(4,051,335)

Class 2	(612,889)	(1,283,517)	(11,956)	(59,998)

Class 3	(24,790,474)	(55,852,322)	(381,652)	(1,973,671)

Net realized gains

Class 1	(9,353,216)	(71,443,673)	(3,084,157)	—

Class 2	(117,554)	(1,322,857)	(68,562)	—

Class 3	(4,512,442)	(55,835,204)	(1,219,598)	—

Total distributions to shareholders	(93,393,184)	(259,348,241)	(6,261,254)	(6,085,004)

Increase (decrease) in net assets from capital stock activity	(35,923,009)	(722,429,695)	54,287,572	56,886,564

Total increase (decrease) in net assets	25,736,480	(1,062,471,263)	24,194,590	36,830,497

Net assets at beginning of year	2,926,398,680	3,988,869,943	1,009,748,112	972,917,615

Net assets at end of year	$2,952,135,160	$2,926,398,680	$1,033,942,702	$1,009,748,112

Undistributed (excess of distributions over) net investment income	$80,691,592	$88,655,399	$(65,205)	$(115,994)

The accompanying Notes to Financial Statements are an integral part of this statement.

138	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Global Bond Fund		Columbia Variable Portfolio – Large Core Quantitative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$22,919,902	$33,916,917	$33,974,135	$20,735,106

Net realized gain (loss)	11,520,261	(27,735,928)	309,847,135	185,396,562

Net change in unrealized appreciation (depreciation)	(24,029,385)	(112,721,906)	39,725,858	243,536,014

Net increase (decrease) in net assets resulting from operations	10,410,778	(106,540,917)	383,547,128	449,667,682

Distributions to shareholders

Net investment income

Class 1	—	(60,609,269)	—	—

Class 2	—	(533,945)	—	—

Class 3	—	(21,042,661)	—	—

Net realized gains

Class 1	(19,432,022)	(6,220,394)	—	—

Class 2	(415,004)	(70,977)	—	—

Class 3	(11,153,502)	(2,438,340)	—	—

Total distributions to shareholders	(31,000,528)	(90,915,586)	—	—

Increase (decrease) in net assets from capital stock activity	(158,332,396)	(540,241,752)	410,006,542	364,787,530

Total increase (decrease) in net assets	(178,922,146)	(737,698,255)	793,553,670	814,455,212

Net assets at beginning of year	860,189,902	1,597,888,157	2,026,735,753	1,212,280,541

Net assets at end of year	$681,267,756	$860,189,902	$2,820,289,423	$2,026,735,753

Excess of distributions over net investment income	$(4,800,936)	$(41,775,209)	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	139

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund		Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$20,849,038	$20,307,588	$8,716,539	$6,563,016

Net realized gain (loss)	85,260,708	44,563,114	242,915,175	265,203,645

Net change in unrealized appreciation (depreciation)	48,895,505	(204,673,602)	(217,465,471)	241,916,043

Net increase (decrease) in net assets resulting from operations	155,005,251	(139,802,900)	34,166,243	513,682,704

Distributions to shareholders

Net investment income

Class 1	—	(163,476)	—	—

Net realized gains

Class 1	—	(78,964,266)	—	—

Class 2	—	(320,813)	—	—

Class 3	—	(8,637,744)	—	—

Total distributions to shareholders	—	(88,086,299)	—	—

Decrease in net assets from capital stock activity	(655,296,708)	(746,002,571)	(277,803,857)	(256,475,213)

Total increase (decrease) in net assets	(500,291,457)	(973,891,770)	(243,637,614)	257,207,491

Net assets at beginning of year	1,970,542,877	2,944,434,647	1,888,687,577	1,631,480,086

Net assets at end of year	$1,470,251,420	$1,970,542,877	$1,645,049,963	$1,888,687,577

Excess of distributions over net investment income	$(23,909,634)	$(110,320,344)	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

140	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Sit Dividend Growth Fund		Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$28,146,080	$21,079,723	$10,338,138	$7,842,270

Net realized gain (loss)	116,965,606	32,037,860	170,458,985	141,177,319

Net change in unrealized appreciation (depreciation)	54,300,570	243,395,247	(73,516,433)	173,721,019

Net increase in net assets resulting from operations	199,412,256	296,512,830	107,280,690	322,740,608

Increase (decrease) in net assets from capital stock activity	243,735,824	272,766,918	(296,934,235)	(258,153,290)

Total increase (decrease) in net assets	443,148,080	569,279,748	(189,653,545)	64,587,318

Net assets at beginning of year	1,518,781,688	949,501,940	1,035,620,588	971,033,270

Net assets at end of year	$1,961,929,768	$1,518,781,688	$845,967,043	$1,035,620,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	141

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Diversified Bond Fund				Columbia Variable Portfolio – Emerging Markets Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	23,182,116	237,094,461	69,981,701	725,128,877	6,439,472	102,295,727	7,142,935	110,407,614

Distributions reinvested	6,267,045	63,359,825	14,534,503	145,054,341	278,093	4,579,486	273,500	4,051,335

Redemptions	(16,295,785)	(166,164,600)	(117,507,895)	(1,280,963,412)	(571,418)	(9,157,554)	(1,265,397)	(19,832,354)

Net increase (decrease)	13,153,376	134,289,686	(32,991,691)	(410,780,194)	6,146,147	97,717,659	6,151,038	94,626,595

Class 2 shares

Subscriptions	406,167	4,142,662	694,103	7,453,408	346,344	5,541,823	453,382	7,110,531

Distributions reinvested	72,393	730,443	261,684	2,606,374	4,892	80,518	4,085	59,998

Redemptions	(586,655)	(5,963,411)	(1,173,093)	(12,162,157)	(101,826)	(1,608,401)	(66,160)	(999,248)

Net increase (decrease)	(108,095)	(1,090,306)	(217,306)	(2,102,375)	249,410	4,013,940	391,307	6,171,281

Class 3 shares

Subscriptions	232,001	2,359,309	813,160	8,575,940	182,525	2,850,415	444,058	6,766,739

Distributions reinvested	2,892,687	29,302,916	11,168,753	111,687,526	97,138	1,601,250	133,962	1,973,671

Redemptions	(19,658,999)	(200,784,614)	(40,719,348)	(429,810,592)	(3,253,861)	(51,895,692)	(3,352,234)	(52,651,722)

Net decrease	(16,534,311)	(169,122,389)	(28,737,435)	(309,547,126)	(2,974,198)	(47,444,027)	(2,774,214)	(43,911,312)

Total net increase (decrease)	(3,489,030)	(35,923,009)	(61,946,432)	(722,429,695)	3,421,359	54,287,572	3,768,131	56,886,564

The accompanying Notes to Financial Statements are an integral part of this statement.

142	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Columbia Variable Portfolio – Global Bond Fund				Columbia Variable Portfolio – Large Core Quantitative Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	19,472,148	209,501,568	19,685,228	216,967,242	19,573,018	608,227,205	20,270,208	559,039,675

Distributions reinvested	1,814,381	19,432,022	5,906,749	66,829,663	—	—	—	—

Redemptions	(31,333,907)	(336,963,344)	(68,853,327)	(752,865,170)	(441,189)	(14,260,988)	(389,966)	(11,156,189)

Net increase (decrease)	(10,047,378)	(108,029,754)	(43,261,350)	(469,068,265)	19,131,829	593,966,217	19,880,242	547,883,486

Class 2 shares

Subscriptions	116,085	1,230,971	304,454	3,445,809	155,599	5,141,453	88,097	2,346,136

Distributions reinvested	38,931	415,004	53,642	604,922	—	—	—	—

Redemptions	(173,038)	(1,838,741)	(224,784)	(2,495,868)	(7,682)	(246,461)	(14,963)	(386,189)

Net increase (decrease)	(18,022)	(192,766)	133,312	1,554,863	147,917	4,894,992	73,134	1,959,947

Class 3 shares

Subscriptions	97,012	1,029,559	342,497	3,850,311	17,766	587,227	39,857	994,822

Distributions reinvested	1,042,383	11,153,502	2,076,549	23,481,001	—	—	—	—

Redemptions	(5,812,151)	(62,292,937)	(9,070,474)	(100,059,662)	(5,838,187)	(189,441,894)	(6,938,248)	(186,050,725)

Net decrease	(4,672,756)	(50,109,876)	(6,651,428)	(72,728,350)	(5,820,421)	(188,854,667)	(6,898,391)	(185,055,903)

Total net increase (decrease)	(14,738,156)	(158,332,396)	(49,779,466)	(540,241,752)	13,459,325	410,006,542	13,054,985	364,787,530

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	143

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund				Variable Portfolio – Partners Small Cap Value Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	21,513,367	195,532,831	16,879,148	153,209,072	12,751,800	283,438,897	9,676,996	195,949,461

Distributions reinvested	—	—	8,942,749	79,127,742	—	—	—	—

Redemptions	(86,955,793)	(803,676,042)	(99,527,980)	(897,858,852)	(23,252,137)	(518,478,922)	(21,060,290)	(401,740,950)

Net decrease	(65,442,426)	(608,143,211)	(73,706,083)	(665,522,038)	(10,500,337)	(235,040,025)	(11,383,294)	(205,791,489)

Class 2 shares

Subscriptions	232,180	2,118,982	365,366	3,423,584	54,403	1,202,583	84,728	1,675,241

Distributions reinvested	—	—	36,461	320,813	—	—	—	—

Redemptions	(256,915)	(2,327,665)	(623,013)	(5,608,882)	(51,843)	(1,115,200)	(22,368)	(434,885)

Net increase (decrease)	(24,735)	(208,683)	(221,186)	(1,864,485)	2,560	87,383	62,360	1,240,356

Class 3 shares

Subscriptions	269,775	2,425,839	1,019,667	9,232,448	112,092	2,427,455	6,951	141,092

Distributions reinvested	—	—	976,170	8,637,744	—	—	—	—

Redemptions	(5,418,684)	(49,370,653)	(10,625,168)	(96,486,240)	(2,041,103)	(45,278,670)	(2,683,290)	(52,065,172)

Net decrease	(5,148,909)	(46,944,814)	(8,629,331)	(78,616,048)	(1,929,011)	(42,851,215)	(2,676,339)	(51,924,080)

Total net decrease	(70,616,070)	(655,296,708)	(82,556,600)	(746,002,571)	(12,426,788)	(277,803,857)	(13,997,273)	(256,475,213)

The accompanying Notes to Financial Statements are an integral part of this statement.

144	Annual Report 2014

Columbia Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio – Sit Dividend Growth Fund				Variable Portfolio – Victory Established Value Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	20,312,859	289,485,910	26,122,429	329,145,644	6,845,345	117,346,941	12,312,060	183,760,175

Redemptions	(2,479,267)	(34,831,953)	(3,930,855)	(50,294,501)	(23,668,818)	(413,558,205)	(29,507,176)	(443,775,211)

Net increase (decrease)	17,833,592	254,653,957	22,191,574	278,851,143	(16,823,473)	(296,211,264)	(17,195,116)	(260,015,036)

Class 2 shares

Subscriptions	130,774	1,856,099	157,590	1,947,070	103,840	1,801,472	172,855	2,468,219

Redemptions	(61,099)	(854,464)	(20,632)	(250,636)	(50,100)	(869,627)	(40,956)	(569,909)

Net increase	69,675	1,001,635	136,958	1,696,434	53,740	931,845	131,899	1,898,310

Class 3 shares

Subscriptions	71,958	1,014,638	241,310	3,014,506	89,420	1,545,517	173,612	2,484,719

Redemptions	(912,398)	(12,934,406)	(878,366)	(10,795,165)	(184,212)	(3,200,333)	(174,319)	(2,521,283)

Net decrease	(840,440)	(11,919,768)	(637,056)	(7,780,659)	(94,792)	(1,654,816)	(707)	(36,564)

Total net increase (decrease)	17,062,827	243,735,824	21,691,476	272,766,918	(16,864,525)	(296,934,235)	(17,063,924)	(258,153,290)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	145

Columbia Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Diversified Bond Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.01		$11.26		$11.19		$11.00		$11.14

Income from investment operations:

Net investment income	0.28		0.30		0.39		0.40		0.28

Net realized and unrealized gain (loss)	0.26		(0.56)		0.44		0.32		0.23

Total from investment operations	0.54		(0.26)		0.83		0.72		0.51

Less distributions to shareholders:

Net investment income	(0.28)		(0.50)		(0.46)		(0.53)		(0.65)

Net realized gains	(0.05)		(0.49)		(0.30)		—		—

Total distributions to shareholders	(0.33)		(0.99)		(0.76)		(0.53)		(0.65)

Net asset value, end of period	$10.22		$10.01		$11.26		$11.19		$11.00

Total return	5.47%		(2.25%)		7.70%		6.75%		4.73%

Ratios to average net assets(b)

Total gross expenses	0.55%		0.55%		0.54%		0.55%		0.61	%(c)

Total net expenses(d)	0.55%		0.55%		0.54%		0.55%		0.61	%(c)

Net investment income	2.78%		2.81%		3.49%		3.66%		3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,042,053		$1,868,361		$2,472,928		$2,563,889		$2,224,176

Portfolio turnover	271	%(e)	258	%(e)	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 212%, 195%, 181%, 226% and 256% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

146	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 2	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$9.98		$11.22		$11.16		$10.99		$11.14

Income from investment operations:

Net investment income	0.26		0.27		0.35		0.38		0.25

Net realized and unrealized gain (loss)	0.26		(0.55)		0.46		0.31		0.24

Total from investment operations	0.52		(0.28)		0.81		0.69		0.49

Less distributions to shareholders:

Net investment income	(0.26)		(0.47)		(0.45)		(0.52)		(0.64)

Net realized gains	(0.05)		(0.49)		(0.30)		—		—

Total distributions to shareholders	(0.31)		(0.96)		(0.75)		(0.52)		(0.64)

Net asset value, end of period	$10.19		$9.98		$11.22		$11.16		$10.99

Total return	5.20%		(2.44%)		7.49%		6.47%		4.60%

Ratios to average net assets(b)

Total gross expenses	0.80%		0.81%		0.80%		0.80%		0.85	%(c)

Total net expenses(d)	0.80%		0.81%		0.80%		0.80%		0.85	%(c)

Net investment income	2.53%		2.56%		3.15%		3.47%		3.44	%(c)

Supplemental data

Net assets, end of period (in thousands)	$23,942		$24,527		$30,024		$13,590		$3,422

Portfolio turnover	271	%(e)	258	%(e)	198	%(e)	330	%(e)	382	%(e)

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 212%, 195%, 181%, 226% and 256% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	147

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Diversified Bond Fund

	Year Ended December 31,
Class 3	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.02		$11.27		$11.20		$11.00		$10.76

Income from investment operations:

Net investment income	0.27		0.29		0.38		0.39		0.40

Net realized and unrealized gain (loss)	0.26		(0.56)		0.44		0.32		0.48

Total from investment operations	0.53		(0.27)		0.82		0.71		0.88

Less distributions to shareholders:

Net investment income	(0.27)		(0.49)		(0.45)		(0.51)		(0.64)

Net realized gains	(0.05)		(0.49)		(0.30)		—		—

Total distributions to shareholders	(0.32)		(0.98)		(0.75)		(0.51)		(0.64)

Net asset value, end of period	$10.23		$10.02		$11.27		$11.20		$11.00

Total return	5.32%		(2.39%)		7.56%		6.68%		8.33%

Ratios to average net assets(a)

Total gross expenses	0.68%		0.68%		0.67%		0.68%		0.71%

Total net expenses(b)	0.68%		0.68%		0.67%		0.68%		0.71%

Net investment income	2.66%		2.68%		3.35%		3.53%		3.62%

Supplemental data

Net assets, end of period (in thousands)	$886,140		$1,033,511		$1,485,918		$1,510,737		$1,712,149

Portfolio turnover	271	%(c)	258	%(c)	198	%(c)	330	%(c)	382	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 212%, 195%, 181%, 226% and 256% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

148	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 1	2014	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$15.81	$16.18	$13.82		$17.95	$15.68

Income from investment operations:

Net investment income	0.04	0.12	0.10		0.15	0.07

Net realized and unrealized gain (loss)	(0.39)	(0.38)	2.67		(3.83)	2.33

Increase from payment by affiliate	—	—	0.01		—	—

Total from investment operations	(0.35)	(0.26)	2.78		(3.68)	2.40

Less distributions to shareholders:

Net investment income	(0.03)	(0.11)	(0.08)		(0.20)	(0.13)

Net realized gains	(0.07)	—	(0.34)		(0.25)	—

Total distributions to shareholders	(0.10)	(0.11)	(0.42)		(0.45)	(0.13)

Net asset value, end of period	$15.36	$15.81	$16.18		$13.82	$17.95

Total return	(2.27%)	(1.59%)	20.67	%(b)	(20.90%)	15.48%

Ratios to average net assets(c)

Total gross expenses	1.27%	1.30%	1.29	%(d)	1.32%	1.37	%(e)

Total net expenses(f)	1.25%	1.25%	1.27	%(d)	1.32%	1.37	%(e)

Net investment income	0.26%	0.75%	0.69%		0.96%	0.71	%(e)

Supplemental data

Net assets, end of period (in thousands)	$751,812	$676,275	$592,820		$500,581	$490,399

Portfolio turnover	83%	83%	150%		100%	86%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	149

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 2	2014		2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$15.75		$16.14	$13.79		$17.92	$15.68

Income from investment operations:

Net investment income (loss)	(0.00	)(b)	0.07	0.06		0.12	(0.04)

Net realized and unrealized gain (loss)	(0.37)		(0.38)	2.67		(3.83)	2.41

Increase from payment by affiliate	—		—	0.01		—	—

Total from investment operations	(0.37)		(0.31)	2.74		(3.71)	2.37

Less distributions to shareholders:

Net investment income	(0.01)		(0.08)	(0.05)		(0.17)	(0.13)

Net realized gains	(0.07)		—	(0.34)		(0.25)	—

Total distributions to shareholders	(0.08)		(0.08)	(0.39)		(0.42)	(0.13)

Net asset value, end of period	$15.30		$15.75	$16.14		$13.79	$17.92

Total return	(2.40%)		(1.87%)	20.36	%(c)	(21.10%)	15.24%

Ratios to average net assets(d)

Total gross expenses	1.52%		1.55%	1.54	%(e)	1.57%	1.56	%(f)

Total net expenses(g)	1.50%		1.50%	1.52	%(e)	1.57%	1.56	%(f)

Net investment income (loss)	(0.01%)		0.48%	0.42%		0.78%	(0.33	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$18,142		$14,758	$8,806		$4,635	$2,050

Portfolio turnover	83%		83%	150%		100%	86%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

150	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 3	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$15.79	$16.18	$13.81		$17.94	$15.20

Income from investment operations:

Net investment income	0.02	0.10	0.08		0.13	0.11

Net realized and unrealized gain (loss)	(0.38)	(0.40)	2.68		(3.83)	2.85

Increase from payment by affiliate	—	—	0.01		—	—

Total from investment operations	(0.36)	(0.30)	2.77		(3.70)	2.96

Less distributions to shareholders:

Net investment income	(0.02)	(0.09)	(0.06)		(0.18)	(0.22)

Net realized gains	(0.07)	—	(0.34)		(0.25)	—

Total distributions to shareholders	(0.09)	(0.09)	(0.40)		(0.43)	(0.22)

Net asset value, end of period	$15.34	$15.79	$16.18		$13.81	$17.94

Total return	(2.33%)	(1.80%)	20.59	%(a)	(21.02%)	19.76%

Ratios to average net assets(b)

Total gross expenses	1.40%	1.42%	1.42	%(c)	1.44%	1.45%

Total net expenses(d)	1.38%	1.38%	1.40	%(c)	1.44%	1.45%

Net investment income	0.15%	0.66%	0.56%		0.83%	0.73%

Supplemental data

Net assets, end of period (in thousands)	$263,988	$318,715	$371,291		$368,548	$557,231

Portfolio turnover	83%	83%	150%		100%	86%

Notes to Financial Highlights

(a)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	151

Columbia Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.60	$12.20	$11.85	$11.70	$11.41

Income from investment operations:

Net investment income	0.32	0.30	0.34	0.39	0.25

Net realized and unrealized gain (loss)	(0.21)	(1.19)	0.41	0.18	0.50

Total from investment operations	0.11	(0.89)	0.75	0.57	0.75

Less distributions to shareholders:

Net investment income	—	(0.64)	(0.34)	(0.36)	(0.46)

Net realized gains	(0.45)	(0.07)	(0.06)	(0.06)	—

Total distributions to shareholders	(0.45)	(0.71)	(0.40)	(0.42)	(0.46)

Net asset value, end of period	$10.26	$10.60	$12.20	$11.85	$11.70

Total return	0.89%	(7.60%)	6.43%	4.92%	6.72%

Ratios to average net assets(b)

Total gross expenses	0.74%	0.73%	0.71%	0.75%	0.85	%(c)

Total net expenses(d)	0.73%	0.72%	0.71%	0.75%	0.85	%(c)

Net investment income	3.02%	2.69%	2.80%	3.24%	3.35	%(c)

Supplemental data

Net assets, end of period (in thousands)	$435,907	$556,739	$1,168,704	$1,197,612	$1,086,905

Portfolio turnover	68%	46%	42%	50%	66%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

152	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.57	$12.19	$11.83	$11.69	$11.41

Income from investment operations:

Net investment income	0.30	0.28	0.31	0.35	0.22

Net realized and unrealized gain (loss)	(0.22)	(1.19)	0.42	0.19	0.51

Total from investment operations	0.08	(0.91)	0.73	0.54	0.73

Less distributions to shareholders:

Net investment income	—	(0.64)	(0.31)	(0.34)	(0.45)

Net realized gains	(0.45)	(0.07)	(0.06)	(0.06)	—

Total distributions to shareholders	(0.45)	(0.71)	(0.37)	(0.40)	(0.45)

Net asset value, end of period	$10.20	$10.57	$12.19	$11.83	$11.69

Total return	0.60%	(7.83%)	6.29%	4.62%	6.54%

Ratios to average net assets(b)

Total gross expenses	1.00%	0.98%	0.96%	0.99%	1.11	%(c)

Total net expenses(d)	0.98%	0.98%	0.96%	0.99%	1.10	%(c)

Net investment income	2.79%	2.53%	2.55%	2.95%	2.90	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,375	$9,899	$9,792	$5,578	$1,827

Portfolio turnover	68%	46%	42%	50%	66%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	153

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$10.59	$12.21	$11.85	$11.70	$11.50

Income from investment operations:

Net investment income	0.31	0.29	0.32	0.37	0.45

Net realized and unrealized gain (loss)	(0.20)	(1.20)	0.42	0.19	0.29

Total from investment operations	0.11	(0.91)	0.74	0.56	0.74

Less distributions to shareholders:

Net investment income	—	(0.64)	(0.32)	(0.35)	(0.54)

Net realized gains	(0.45)	(0.07)	(0.06)	(0.06)	—

Total distributions to shareholders	(0.45)	(0.71)	(0.38)	(0.41)	(0.54)

Net asset value, end of period	$10.25	$10.59	$12.21	$11.85	$11.70

Total return	0.89%	(7.79%)	6.38%	4.78%	6.58%

Ratios to average net assets(a)

Total gross expenses	0.87%	0.86%	0.83%	0.88%	0.95%

Total net expenses(b)	0.85%	0.85%	0.83%	0.88%	0.95%

Net investment income	2.90%	2.61%	2.68%	3.13%	3.87%

Supplemental data

Net assets, end of period (in thousands)	$235,986	$293,552	$419,392	$456,088	$520,055

Portfolio turnover	68%	46%	42%	50%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

154	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$31.09	$23.24	$20.38	$19.34	$18.00

Income from investment operations:

Net investment income	0.48	0.39	0.38	0.32	0.20

Net realized and unrealized gain	4.30	7.46	2.48	0.72	1.14

Total from investment operations	4.78	7.85	2.86	1.04	1.34

Net asset value, end of period	$35.87	$31.09	$23.24	$20.38	$19.34

Total return	15.38%	33.78%	14.03%	5.38%	7.45%

Ratios to average net assets(b)

Total gross expenses	0.74%	0.79%	0.80%	0.85%	0.84	%(c)

Total net expenses(d)	0.74%	0.79%	0.77%	0.78%	0.84	%(c)

Net investment income	1.45%	1.37%	1.68%	1.60%	1.77	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,399,482	$618,147	$6	$6	$5

Portfolio turnover	76%	69%	87%	57%	87%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	155

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$30.82	$23.09	$20.30	$19.32	$18.00

Income from investment operations:

Net investment income	0.38	0.33	0.34	0.32	0.17

Net realized and unrealized gain	4.27	7.40	2.45	0.66	1.15

Total from investment operations	4.65	7.73	2.79	0.98	1.32

Net asset value, end of period	$35.47	$30.82	$23.09	$20.30	$19.32

Total return	15.09%	33.48%	13.74%	5.07%	7.33%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.04%	1.05%	1.08%	1.11	%(c)

Total net expenses(d)	1.00%	1.04%	1.04%	1.00%	1.11	%(c)

Net investment income	1.17%	1.21%	1.51%	1.61%	1.46	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9,531	$3,723	$1,101	$254	$32

Portfolio turnover	76%	69%	87%	57%	87%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

156	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$30.94	$23.15	$20.33	$19.32	$16.46

Income from investment operations:

Net investment income	0.42	0.35	0.35	0.29	0.23

Net realized and unrealized gain	4.29	7.44	2.47	0.72	2.63

Total from investment operations	4.71	7.79	2.82	1.01	2.86

Net asset value, end of period	$35.65	$30.94	$23.15	$20.33	$19.32

Total return	15.22%	33.65%	13.87%	5.23%	17.37%

Ratios to average net assets(a)

Total gross expenses	0.87%	0.92%	0.93%	0.96%	0.94%

Total net expenses(b)	0.87%	0.92%	0.90%	0.91%	0.94%

Net investment income	1.30%	1.31%	1.54%	1.45%	1.36%

Supplemental data

Net assets, end of period (in thousands)	$1,411,277	$1,404,866	$1,211,173	$1,229,110	$1,373,003

Portfolio turnover	76%	69%	87%	57%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	157

Columbia Variable Portfolio Funds

Financial Highlights

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 1	2014		2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$8.74		$9.56		$9.58	$9.54	$9.61

Income from investment operations:

Net investment income	0.10		0.07		0.20	0.36	0.21

Net realized and unrealized gain (loss)	0.65		(0.58)		0.35	0.55	(0.02)

Total from investment operations	0.75		(0.51)		0.55	0.91	0.19

Less distributions to shareholders:

Net investment income	—		(0.00	)(b)	(0.45)	(0.74)	(0.24)

Net realized gains	—		(0.31)		(0.12)	(0.13)	(0.02)

Total distributions to shareholders	—		(0.31)		(0.57)	(0.87)	(0.26)

Net asset value, end of period	$9.49		$8.74		$9.56	$9.58	$9.54

Total return	8.58%		(5.37%)		5.86%	10.08%	2.06%

Ratios to average net assets(c)

Total gross expenses	0.57	%(d)	0.56%		0.55%	0.56%	0.58	%(e)

Total net expenses(f)	0.57	%(d)	0.56%		0.55%	0.56%	0.58	%(e)

Net investment income	1.14%		0.80%		2.09%	3.81%	3.34	%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,296,797		$1,765,508		$2,635,289	$2,546,875	$2,209,105

Portfolio turnover	94%		97%		61%	66%	66%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

158	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 2	2014		2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$8.68		$9.52	$9.55	$9.52	$9.61

Income from investment operations:

Net investment income	0.07		0.05	0.17	0.31	0.39

Net realized and unrealized gain (loss)	0.66		(0.58)	0.35	0.59	(0.22)

Total from investment operations	0.73		(0.53)	0.52	0.90	0.17

Less distributions to shareholders:

Net investment income	—		—	(0.43)	(0.74)	(0.24)

Net realized gains	—		(0.31)	(0.12)	(0.13)	(0.02)

Total distributions to shareholders	—		(0.31)	(0.55)	(0.87)	(0.26)

Net asset value, end of period	$9.41		$8.68	$9.52	$9.55	$9.52

Total return	8.41%		(5.61%)	5.61%	9.91%	1.80%

Ratios to average net assets(b)

Total gross expenses	0.82	%(c)	0.81%	0.80%	0.81%	0.81	%(d)

Total net expenses(e)	0.82	%(c)	0.81%	0.80%	0.81%	0.81	%(d)

Net investment income	0.81%		0.57%	1.79%	3.31%	6.34	%(d)

Supplemental data

Net assets, end of period (in thousands)	$7,022		$6,693	$9,443	$5,016	$1,227

Portfolio turnover	94%		97%	61%	66%	66%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	159

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 3	2014		2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$8.73		$9.56	$9.59	$9.54	$9.40

Income from investment operations:

Net investment income	0.09		0.06	0.19	0.35	0.19

Net realized and unrealized gain (loss)	0.66		(0.58)	0.33	0.56	0.20

Total from investment operations	0.75		(0.52)	0.52	0.91	0.39

Less distributions to shareholders:

Net investment income	—		—	(0.43)	(0.73)	(0.23)

Net realized gains	—		(0.31)	(0.12)	(0.13)	(0.02)

Total distributions to shareholders	—		(0.31)	(0.55)	(0.86)	(0.25)

Net asset value, end of period	$9.48		$8.73	$9.56	$9.59	$9.54

Total return	8.59%		(5.48%)	5.61%	10.03%	4.13%

Ratios to average net assets(a)

Total gross expenses	0.69	%(b)	0.68%	0.68%	0.68%	0.70%

Total net expenses(c)	0.69	%(b)	0.68%	0.68%	0.68%	0.70%

Net investment income	1.00%		0.66%	1.95%	3.70%	1.96%

Supplemental data

Net assets, end of period (in thousands)	$166,432		$198,342	$299,702	$319,854	$330,937

Portfolio turnover	94%		97%	61%	66%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

160	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$22.43	$16.61	$14.62	$15.28	$14.34

Income from investment operations:

Net investment income	0.11	0.08	0.18	0.06	0.05

Net realized and unrealized gain (loss)	0.38	5.74	1.81	(0.72)	0.89

Total from investment operations	0.49	5.82	1.99	(0.66)	0.94

Net asset value, end of period	$22.92	$22.43	$16.61	$14.62	$15.28

Total return	2.18%	35.04%	13.61%	(4.32%)	6.56%

Ratios to average net assets(b)

Total gross expenses	1.05%	1.05%	1.06%	1.04%	1.11	%(c)

Total net expenses(d)	0.88%	0.89%	0.94%	1.01%	1.09	%(c)

Net investment income	0.50%	0.40%	1.12%	0.38%	0.56	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,469,779	$1,673,954	$1,428,971	$1,260,436	$1,168,661

Portfolio turnover	83%	69%	60%	58%	57%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	161

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$22.22	$16.50	$14.56	$15.25	$14.34

Income from investment operations:

Net investment income	0.06	0.03	0.15	0.02	0.03

Net realized and unrealized gain (loss)	0.37	5.69	1.79	(0.71)	0.88

Total from investment operations	0.43	5.72	1.94	(0.69)	0.91

Net asset value, end of period	$22.65	$22.22	$16.50	$14.56	$15.25

Total return	1.94%	34.67%	13.32%	(4.52%)	6.35%

Ratios to average net assets(b)

Total gross expenses	1.30%	1.31%	1.31%	1.29%	1.31	%(c)

Total net expenses(d)	1.13%	1.14%	1.19%	1.26%	1.31	%(c)

Net investment income	0.25%	0.15%	0.99%	0.16%	0.33	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,845	$3,715	$1,730	$804	$484

Portfolio turnover	83%	69%	60%	58%	57%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

162	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$22.31	$16.55	$14.58	$15.26	$12.26

Income from investment operations:

Net investment income	0.08	0.05	0.15	0.04	0.02

Net realized and unrealized gain (loss)	0.38	5.71	1.82	(0.72)	2.98

Total from investment operations	0.46	5.76	1.97	(0.68)	3.00

Net asset value, end of period	$22.77	$22.31	$16.55	$14.58	$15.26

Total return	2.06%	34.80%	13.51%	(4.46%)	24.43%

Ratios to average net assets(a)

Total gross expenses	1.17%	1.18%	1.18%	1.16%	1.22%

Total net expenses(b)	1.01%	1.01%	1.07%	1.13%	1.22%

Net investment income	0.37%	0.28%	0.95%	0.24%	0.14%

Supplemental data

Net assets, end of period (in thousands)	$171,426	$211,018	$200,780	$220,667	$284,055

Portfolio turnover	83%	69%	60%	58%	57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	163

Columbia Variable Portfolio Funds

Financial Highlights

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.76	$10.71	$9.65	$10.00	$9.54

Income from investment operations:

Net investment income	0.24	0.22	0.15	0.10	0.06

Net realized and unrealized gain (loss)	1.40	2.83	0.91	(0.45)	0.40

Total from investment operations	1.64	3.05	1.06	(0.35)	0.46

Net asset value, end of period	$15.40	$13.76	$10.71	$9.65	$10.00

Total return	11.92%	28.48%	10.98%	(3.50%)	4.82%

Ratios to average net assets(b)

Total gross expenses	0.82%	0.84%	0.84%	0.82%	0.82	%(c)

Total net expenses(d)	0.77%	0.77%	0.78%	0.78%	0.82	%(c)

Net investment income	1.65%	1.74%	1.41%	1.01%	0.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,901,583	$1,454,206	$893,849	$1,276,709	$1,348,356

Portfolio turnover	49%	29%	85%	21%	32%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

164	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$13.66	$10.65	$9.63	$9.99	$9.54

Income from investment operations:

Net investment income	0.20	0.18	0.13	0.07	0.06

Net realized and unrealized gain (loss)	1.38	2.83	0.89	(0.43)	0.39

Total from investment operations	1.58	3.01	1.02	(0.36)	0.45

Net asset value, end of period	$15.24	$13.66	$10.65	$9.63	$9.99

Total return	11.57%	28.26%	10.59%	(3.60%)	4.72%

Ratios to average net assets(b)

Total gross expenses	1.07%	1.09%	1.09%	1.08%	0.88	%(c)

Total net expenses(d)	1.02%	1.02%	1.03%	1.03%	0.88	%(c)

Net investment income	1.40%	1.49%	1.25%	0.76%	1.04	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,188	$4,593	$2,124	$1,330	$472

Portfolio turnover	49%	29%	85%	21%	32%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	165

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$13.70	$10.67	$9.64	$9.99	$8.96

Income from investment operations:

Net investment income	0.22	0.20	0.14	0.09	0.03

Net realized and unrealized gain (loss)	1.39	2.83	0.89	(0.44)	1.00

Total from investment operations	1.61	3.03	1.03	(0.35)	1.03

Net asset value, end of period	$15.31	$13.70	$10.67	$9.64	$9.99

Total return	11.75%	28.40%	10.68%	(3.50%)	11.52%

Ratios to average net assets(a)

Total gross expenses	0.95%	0.96%	0.96%	0.94%	1.05%

Total net expenses(b)	0.90%	0.90%	0.90%	0.90%	1.05%

Net investment income	1.52%	1.62%	1.30%	0.89%	0.35%

Supplemental data

Net assets, end of period (in thousands)	$54,159	$59,983	$53,529	$61,213	$79,768

Portfolio turnover	49%	29%	85%	21%	32%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

166	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 1	2014	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.69	$12.27		$10.48	$11.18	$10.44

Income from investment operations:

Net investment income	0.19	0.11		0.14	0.09	0.06

Net realized and unrealized gain (loss)	1.85	4.31		1.65	(0.79)	0.68

Total from investment operations	2.04	4.42		1.79	(0.70)	0.74

Net asset value, end of period	$18.73	$16.69		$12.27	$10.48	$11.18

Total return	12.22%	36.02%		17.08%	(6.26%)	7.09%

Ratios to average net assets(b)

Total gross expenses	0.90%	0.89	%(c)	0.90%	0.90%	0.92	%(d)

Total net expenses(e)	0.89%	0.88	%(c)	0.87%	0.90%	0.92	%(d)

Net investment income	1.10%	0.74%		1.18%	0.77%	0.92	%(d)

Supplemental data

Net assets, end of period (in thousands)	$814,123	$1,006,504		$951,190	$840,305	$886,881

Portfolio turnover	45%	45%		151%	76%	85%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	167

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 2	2014	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.55	$12.20		$10.44	$11.17	$10.44

Income from investment operations:

Net investment income	0.17	0.08		0.12	0.07	0.07

Net realized and unrealized gain (loss)	1.80	4.27		1.64	(0.80)	0.66

Total from investment operations	1.97	4.35		1.76	(0.73)	0.73

Net asset value, end of period	$18.52	$16.55		$12.20	$10.44	$11.17

Total return	11.90%	35.66%		16.86%	(6.53%)	6.99%

Ratios to average net assets(b)

Total gross expenses	1.15%	1.15	%(c)	1.15%	1.16%	1.19	%(d)

Total net expenses(e)	1.15%	1.13	%(c)	1.12%	1.16%	1.19	%(d)

Net investment income	0.97%	0.54%		1.00%	0.67%	0.98	%(d)

Supplemental data

Net assets, end of period (in thousands)	$9,040	$7,189		$3,690	$2,068	$527

Portfolio turnover	45%	45%		151%	76%	85%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

168	Annual Report 2014

Columbia Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 3	2014	2013		2012	2011	2010
Per share data
Net asset value, beginning of period	$16.63	$12.24		$10.47	$11.18	$9.17

Income from investment operations:

Net investment income	0.18	0.09		0.12	0.07	0.06

Net realized and unrealized gain (loss)	1.82	4.30		1.65	(0.78)	1.95

Total from investment operations	2.00	4.39		1.77	(0.71)	2.01

Net asset value, end of period	$18.63	$16.63		$12.24	$10.47	$11.18

Total return	12.03%	35.87%		16.91%	(6.35%)	21.87%

Ratios to average net assets(a)

Total gross expenses	1.02%	1.02	%(b)	1.02%	1.03%	1.14%

Total net expenses(c)	1.02%	1.01	%(b)	1.00%	1.03%	1.05%

Net investment income	1.04%	0.64%		1.04%	0.64%	0.64%

Supplemental data

Net assets, end of period (in thousands)	$22,804	$21,928		$16,153	$15,072	$16,108

Portfolio turnover	45%	45%		151%	76%	85%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	169

Columbia Variable Portfolio Funds

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio — Diversified Bond Fund; Columbia Variable Portfolio — Emerging Markets Fund; Columbia Variable Portfolio — Global Bond Fund; Columbia Variable Portfolio — Large Core Quantitative Fund; Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund; Variable Portfolio — Partners Small Cap Value Fund; Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners for Funds treated as a partnership for U.S. federal income tax purposes.

Each Fund, other than Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are currently classified as non-diversified funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance,

170	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation

Annual Report 2014	171

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

172	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts	Funds
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Diversified Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift investment exposure from one currency to another	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To generate total return through long and short currency positions versus the U.S. dollar	Columbia Variable Portfolio — Global Bond Fund

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchanged traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Columbia Variable Portfolio — Large Core Quantitative Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund purchased and wrote option contracts to create various exposures for the Fund, isolate perceived mispricings, and create asymmetric risk profiles; written options may be used to increase the portfolio’s carry. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended December 31, 2014 for Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2013	25,985,000	282,170	15,750,000	289,572
Opened	169,468,339	5,327,457	399,722,965	7,957,154
Closed	(57,252,524)	(3,901,493)	(148,170,665)	(4,697,961)
Expired	(59,140,000)	(506,107)	(60,627,300)	(1,386,144)

Balance at December 31, 2014	79,060,815	1,202,027	206,675,000	2,162,621

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Certain Funds entered into credit default swap contracts as detailed below:

Credit Default Swap Contracts	Funds
To increase or decrease its credit exposure to an index	Columbia Variable Portfolio — Diversified Bond Fund and Columbia Variable Portfolio — Global Bond Fund
To increase or decrease its credit exposure to a single issuer of debt securities	Columbia Variable Portfolio — Diversified Bond Fund
To hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security	Columbia Variable Portfolio — Diversified Bond Fund

These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential

174	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

Certain Funds entered into interest rate swap contracts as detailed below:

Interest Rate Swap Contracts	Funds
To express breakeven strategies or enhance yields of already existing positions	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Diversified Bond Fund

These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Inflation Rate Swap Contracts

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into inflation rate swaps to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. Similar to an interest rate swap, an inflation rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an inflation rate or inflation index calculated on a nominal amount. Inflation rate swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments, if any, received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Inflation rate swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Inflation rate swap contracts are subject to the risk associated with the investment in the reference index, or inflation risk. Inflation rate swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk).

Inflation Rate Caps and Floors

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into inflation rate caps and floors to hedge the exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. Inflation rate caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index exceeds a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index falls below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an inflation rate cap would be the notional amount multiplied by the percentage increase in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an inflation rate floor would be the notional amount multiplied by the percentage decrease in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the floor was entered into.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

176	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

Columbia Variable Portfolio – Diversified Bond Fund

December 31, 2014

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	526,803	—	526,803	—	—	—	526,803
Over-the-Counter Swap Contracts(c)	5,400,521	—	5,400,521	3,441,507	1,468,973	445,051	44,990
Centrally Cleared Swap Contracts(d)	8,483	—	8,483	8,483	—	—	—
Total	5,935,807	—	5,935,807	3,449,990	1,468,973	445,051	571,793

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments ($)(e)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(f)
Liability Derivatives:
Over-the-Counter Swap Contracts(c)	5,893,293	—	5,893,293	3,441,507	—	2,451,786	—
Centrally Cleared Swap Contracts(g)	281,382	—	281,382	8,483	—	272,899	—
Total	6,174,675	—	6,174,675	3,449,990	—	2,724,685	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(e)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(f)	Represents the net amount due to counterparties in the event of default.

(g)	Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Columbia Variable Portfolio – Global Bond Fund

December 31, 2014

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	6,533,024	—	6,533,024	3,754,943	—	—	2,778,081
Centrally Cleared Swap Contracts(c)	79,518	—	79,518	—	—	79,518	—
Total	6,612,542	—	6,612,542	3,754,943	—	79,518	2,778,081

Annual Report 2014	177

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(e)
				Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	7,635,115	—	7,635,115	3,754,943	—	—	3,880,172

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2014

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(b)
				Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	23,440,963	—	23,440,963	1,631,857	—	—	21,809,106
Centrally Cleared Swap Contracts(c)	204,414	—	204,414	28,601	—	—	175,813
Options Purchased Calls	554,209	—	554,209	—	—	—	554,209
Options Purchased Puts	2,307,968	—	2,307,968	—	—	—	2,307,968
Total	26,507,554	—	26,507,554	1,660,458	—	—	24,847,096

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount ($)(e)
				Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	1,639,653	—	1,639,653	1,631,857	—	—	7,796
Over-the-Counter Swap Contracts(f)	4,370,963	—	4,370,963	—	2,614,920	389,125	1,366,918
Centrally Cleared Swap Contracts(g)	28,601	—	28,601	28,601	—	—	—
Options Contracts Written	3,044,227	—	3,044,227	—	1,585,080	235,875	1,223,272
Total	9,083,444	—	9,083,444	1,660,458	4,200,000	625,000	2,597,986

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

(f)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(g)	Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

178	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio – Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	719,160	*
Credit risk	Premiums paid on outstanding swap contracts	6,625,449
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	526,803
Interest rate risk	Net assets — unrealized appreciation on swap contracts	862,919	*
Interest rate risk	Premiums paid on outstanding swap contracts	1,506
Total		8,735,837

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	3,966,045	*
Credit risk	Premiums received on outstanding swap contracts	5,013,620
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,799,524	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	56,670	*
Total		11,835,859

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(22,537,939)	(22,537,939)
Foreign exchange risk	915,904	—	—	915,904
Interest rate risk	—	(19,938,715)	679,677	(19,259,038)
Total	915,904	(19,938,715)	(21,858,262)	(40,881,073)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	8,371,433	8,371,433
Foreign exchange risk	526,803	—	—	526,803
Interest rate risk	—	(4,708,026)	807,325	(3,900,701)
Total	526,803	(4,708,026)	9,178,758	4,997,535

Annual Report 2014	179

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014.

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	156,350,368
Futures contracts — Short	191,586,888
Credit default Swap Contracts — buy protection	692,696,642

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	242,398	—
Interest rate swaps	534,688	(257,780)

*	Based on ending quarterly outstanding amounts for the year ended December 31, 2014.

Columbia Variable Portfolio – Global Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	937,793	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	6,533,024
Interest rate risk	Net assets — unrealized appreciation on futures contracts	349,930	*
Total		7,820,747

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,635,115
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,586,777	*
Total		10,221,892

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	381,083	381,083
Foreign exchange risk	(6,209,421)	—	—	(6,209,421)
Interest rate risk	—	(1,649,736)	—	(1,649,736)
Total	(6,209,421)	(1,649,736)	381,083	(7,478,074)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	937,793	937,793
Foreign exchange risk	2,184,661	—	—	2,184,661
Interest rate risk	—	(3,838,350)	—	(3,838,350)
Total	2,184,661	(3,838,350)	937,793	(715,896)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	67,979,901
Futures contracts — Short	257,715,291
Credit default swap contracts — sell protection	25,534,013

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	4,164,175	(5,588,116)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Columbia Variable Portfolio – Large Core Quantitative Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,248,601	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	3,538,072
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(81,328)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	27,802,694

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	23,440,963
Foreign exchange risk	Investments, at value —options purchased	2,335,844
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,792,566	*
Interest rate risk	Investments, at value —options purchased	526,333
Interest rate risk	Net assets — unrealized appreciation on swap contracts	350,458	*
Interest rate risk	Premiums paid on outstanding swap contracts	1,213
Total		29,447,377

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,639,653
Foreign exchange risk	Options contracts written, at value	1,739,698
Interest rate risk	Net assets — unrealized depreciation on futures contracts	3,396,163	*
Interest rate risk	Options contracts written, at value	1,304,529
Interest rate risk	Net assets — unrealized depreciation on swap contracts	6,097,634	*
Total		14,177,677

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014	181

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	54,741,249	—	111,281	—	54,852,530
Interest rate risk	—	(7,825,623)	(5,705,503)	(1,677,948)	(15,209,074)
Total	54,741,249	(7,825,623)	(5,594,222)	(1,677,948)	39,643,456
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	38,266,228	550,035	434,297	—	39,250,560
Interest rate risk	—	(55,767)	425,319	(7,595,563)	(7,226,011)
Total	38,266,228	494,268	859,616	(7,595,563)	32,024,549

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	298,381,953
Futures contracts — Short	473,920,143

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	3,054,653
Options contracts — Written	(2,589,244)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	16,046,162	(6,661,715)
Interest rate swap contracts	148,712	(688,714)
Inflation rate swap contracts	19,934	(2,085,988)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Investments in Senior Loans

Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

182	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identify cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only Securities

Certain Funds may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Annual Report 2014	183

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the

Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio — Emerging Markets Fund and Columbia Variable Portfolio — Global Bond Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Columbia Variable Portfolio — Diversified Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

184	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2014, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Columbia Variable Portfolio — Diversified Bond Fund	0.43	0.30	0.42

Columbia Variable Portfolio — Emerging Markets Fund	1.10	0.90	1.07

Columbia Variable Portfolio — Global Bond Fund	0.57	0.47	0.57

Columbia Variable Portfolio — Large Core Quantitative Fund	0.71	0.54	0.61

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.44	0.25	0.43

Variable Portfolio — Partners Small Cap Value Fund	0.97	0.87	0.90

Variable Portfolio — Sit Dividend Growth Fund	0.73	0.60	0.70

Variable Portfolio — Victory Established Value Fund	0.78	0.65	0.77

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc.

Variable Portfolio — Partners Small Cap Value Fund	Barrow, Hanley, Mewhinney & Stauss, LLC Donald Smith & Co., Inc. River Road Asset Management, LLC Denver Investment Advisors LLC Segall Bryant & Hamill, LLC* Snow Capital Management L.P.**

Variable Portfolio — Sit Dividend Growth Fund	Sit Investment Associates, Inc.

Variable Portfolio — Victory Established Value Fund	Victory Capital Management Inc.

*	Subadvisory agreement became effective on August 20, 2014; prior to August 20, 2014, Turner Investments, L.P. was the subadvisor to the Fund.

**	Subadvisory agreement became effective on August 20, 2014.

For Variable Portfolio — Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to Columbia Variable Portfolio — Emerging Markets Fund and Columbia Variable Portfolio — Global Bond Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective administration

Annual Report 2014	185

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2014, was as follows:

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Columbia Variable Portfolio — Diversified Bond Fund	0.07	0.04	0.06

Columbia Variable Portfolio — Emerging Markets Fund	0.08	0.05	0.08

Columbia Variable Portfolio — Global Bond Fund	0.08	0.05	0.08

Columbia Variable Portfolio — Large Core Quantitative Fund	0.06	0.03	0.05

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.07	0.04	0.06

Variable Portfolio — Partners Small Cap Value Fund	0.08	0.05	0.07

Variable Portfolio — Sit Dividend Growth Fund	0.06	0.03	0.05

Variable Portfolio — Victory Established Value Fund	0.06	0.03	0.06

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Columbia Variable Portfolio — Diversified Bond Fund	5,749

Columbia Variable Portfolio — Emerging Markets Fund	2,800

Columbia Variable Portfolio — Global Bond Fund	2,404

Columbia Variable Portfolio — Large Core Quantitative Fund	4,890

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	4,114

Variable Portfolio — Partners Small Cap Value Fund	3,976

Variable Portfolio — Sit Dividend Growth Fund	3,760

Variable Portfolio — Victory Established Value Fund	2,668

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each

Fund’s liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.

186	Annual Report 2014

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Each Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014						Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014			Contractual Expense Cap Prior to May 1, 2014
	Class 1 (%)		Class 2 (%)		Class 3 (%)		Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio — Diversified Bond Fund	0.56	*	0.81	*	0.685	*	0.56	0.81	0.685	0.57	0.82	0.695

Columbia Variable Portfolio — Emerging Markets Fund	1.25	*	1.50	*	1.375	*	1.25	1.50	1.375	1.25	1.50	1.375

Columbia Variable Portfolio — Global Bond Fund	0.76		1.01		0.885		0.72	0.97	0.845	0.73	0.98	0.855

Columbia Variable Portfolio — Large Core Quantitative Fund	0.77	*	1.02	*	0.895	*	0.77	1.02	0.895	0.80	1.05	0.925

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.59	*	0.84	*	0.715	*	0.59	0.84	0.715	0.58	0.83	0.705

Variable Portfolio — Partners Small Cap Value Fund	0.93		1.18		1.055		0.88	1.13	1.005	0.88	1.13	1.005

Variable Portfolio — Sit Dividend Growth Fund	0.77	*	1.02	*	0.895	*	0.77	1.02	0.895	0.77	1.02	0.895

Variable Portfolio — Victory Established Value Fund	0.94	*	1.19	*	1.065	*	0.94	1.19	1.065	0.89	1.14	1.015

*	Expense cap rate is voluntary from May 1, 2014 and did not change.

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatments for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, passive foreign investment company (PFIC) holdings, derivative investments, tax straddles and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) Net Investment Income ($)	Accumulated Net realized Gain (Loss) ($)	Paid-In Capital Increase (Decrease) ($)
Columbia Variable Portfolio — Diversified Bond Fund	(9,460,136)	9,460,135	1

Columbia Variable Portfolio — Emerging Markets Fund	(422,647)	422,647	—

Columbia Variable Portfolio — Global Bond Fund	14,054,371	9,130,602	(23,184,973)

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	65,561,672	(65,033,728)	(527,944)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

Annual Report 2014	187

Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014			Year Ended December 31, 2013
Fund	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Total ($)
Columbia Variable Portfolio — Diversified Bond Fund	79,409,972	13,983,212	93,393,184	193,893,285	65,454,956	259,348,241

Columbia Variable Portfolio — Emerging Markets Fund	2,644,885	3,616,369	6,261,254	4,782,000	1,303,004	6,085,004

Columbia Variable Portfolio — Global Bond Fund	—	31,000,528	31,000,528	86,675,370	4,240,216	90,915,586

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	—	—	—	42,848,704	45,237,595	88,086,299

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-term Capital gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Variable Portfolio — Diversified Bond Fund	85,507,361	9,361,082	—	32,329,906

Columbia Variable Portfolio — Emerging Markets Fund	—	32,205,468	—	43,052,109

Columbia Variable Portfolio — Global Bond Fund	—	18,274,327	—	(24,021,150)

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	74,419,750	—	—	(41,644,418)

At December 31, 2014, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Columbia Variable Portfolio — Diversified Bond Fund	3,070,525,093	56,898,732	(24,568,826)	32,329,906

Columbia Variable Portfolio — Emerging Markets Fund	993,510,239	124,194,497	(81,142,388)	43,052,109

Columbia Variable Portfolio — Global Bond Fund	700,152,310	16,448,101	(40,469,251)	(24,021,150)

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	1,488,037,471	6,544,010	(48,188,428)	(41,644,418)

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations and certain derivatives, if any, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Columbia Variable Portfolio — Diversified Bond Fund	8,204,335,266	8,218,855,388	6,106,525,951	5,770,512,310

Columbia Variable Portfolio — Emerging Markets Fund	908,970,177	852,841,318	—	—

Columbia Variable Portfolio — Global Bond Fund	489,889,656	644,837,737	27,907,236	42,979,100

Columbia Variable Portfolio — Large Core Quantitative Fund	2,325,315,232	1,876,471,542	—	—

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	1,675,303,433	2,223,666,632	1,236,661,686	1,355,402,736

Variable Portfolio — Partners Small Cap Value Fund	1,365,190,860	1,522,470,242	—	—

Variable Portfolio — Sit Dividend Growth Fund	1,120,614,994	831,769,437	—	—

Variable Portfolio — Victory Established Value Fund	415,549,646	703,554,939	—	—

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

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Notes to Financial Statements (continued)

December 31, 2014

Note 6. Redemption-in-Kind

Proceeds from the sales of securities for the Columbia Variable Portfolio — Diversified Bond Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended December 31, 2013, securities and other assets with a value of $1,000,000,000 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $2,455,999, which is not taxable to remaining shareholders in the Fund.

Note 7. Affiliated Money Market Fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2014, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds.

Note 9. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

With the exception of Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, no Fund had borrowings during the year ended December 31, 2014.

With respect to Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, for the year ended December 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $1,200,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Funds is recorded as line of credit interest expense in the Statement of Operations.

Note 10. Significant Risks

Non-Diversification Risk

Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities and Emerging Market Countries Risk

Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund’s investments in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Derivatives Risk

Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund invest in derivatives. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically

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Columbia Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Columbia Variable Portfolio — Emerging Markets Fund, Variable Portfolio — Partners Small Cap Value Fund and Variable Portfolio — Victory Established Value Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose Columbia Variable Portfolio — Global Bond Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Industrial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Inflation Protected Securities Risk

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund’s inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected

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Notes to Financial Statements (continued)

December 31, 2014

debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Columbia Variable Portfolio — Emerging Markets Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Variable Portfolio — Diversified Bond Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Columbia Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and shareholders of Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Diversified Bond Fund, Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund (the “Funds”, constituting part of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion. The financial highlights for the Funds for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 23, 2015

192	Annual Report 2014

Columbia Variable Portfolio Funds

Federal Income Tax Information

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2014.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Taxes Paid Per Share ($)	Foreign Source Income ($)	Foreign Source Income Per Share ($)
Columbia Variable Portfolio — Diversified Bond Fund	—	10,376,143	—	—	—	—
Columbia Variable Portfolio — Emerging Markets Fund	3.26	34,384,569	2,004,704	0.03	17,805,740	0.26
Columbia Variable Portfolio — Global Bond Fund	—	19,450,574	164,040	—	19,476,531	0.29
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	—	—	—	—	—	—

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

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Columbia Variable Portfolio Funds

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

194	Annual Report 2014

Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

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Columbia Variable Portfolio Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

196	Annual Report 2014

Columbia Variable Portfolio Funds

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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200	Annual Report 2014

Columbia Variable Portfolio Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	201

Columbia Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6466 AL (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Cash Management Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Cash Management Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Cash Management Fund (the Fund) Class 3 shares returned 0.01% for the 12-month period that ended December 31, 2014.

>

The Fund’s annualized simple yield and annualized compound yield were both 0.01% for the seven-day period ended December 31, 2014. Generally, seven-day current yields more closely reflect the current earnings of the Fund than the total return. However, in this extremely low rate environment, that has not been the case. Current short-term yields may be higher or lower than the figures shown.

>	The Fund is intended to serve as a conservative, shorter term investment choice for individuals seeking current income.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.01	0.01	1.41
Class 2*	05/03/10	0.01	0.01	1.41
Class 3	10/13/81	0.01	0.01	1.42

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Commercial Paper	17.6
Asset-Backed Securities — Non Agency	4.3
Certificates of Deposit	15.8
Commercial Paper	25.7
Repurchase Agreements	7.2
U.S. Government & Agency Obligations	23.3
U.S. Treasury Obligations	6.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Leonard Aplet, CFA

John McColley

Annual Report 2014	3

Columbia Variable Portfolio – Cash Management Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.10	1,024.75	0.45	0.46	0.09
Class 2	1,000.00	1,000.00	1,000.10	1,024.75	0.45	0.46	0.09
Class 3	1,000.00	1,000.00	1,000.10	1,024.75	0.45	0.46	0.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended December 31, 2014, the annualized expense ratios would have been 0.45% for Class 1, 0.70% for Class 2 and 0.58% for Class 3. The actual expenses paid would have been $2.27 for Class 1, $3.53 for Class 2 and $2.92 for Class 3; the hypothetical expenses paid would have been $2.29 for Class 1, $3.57 for Class 2 and $2.96 for Class 3.

4	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 17.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Chariot Funding LLC(a)
04/08/15	0.190%	6,000,000	5,996,928
05/01/15	0.200%	8,000,000	7,994,667

Fairway Finance Co. LLC(a)
01/06/15	0.150%	7,000,000	6,999,825

Jupiter Securitization Co. LLC(a)
04/20/15	0.210%	5,000,000	4,996,821
05/01/15	0.200%	9,000,000	8,994,000

Liberty Street Funding LLC(a)
01/02/15	0.010%	3,000,000	2,999,999

MetLife Short Term Funding LLC(a)
01/26/15	0.130%	15,000,000	14,998,646

Old Line Funding LLC(a)
03/10/15	0.170%	10,000,000	9,996,789
04/06/15	0.160%	1,400,000	1,399,409

Regency Markets No. 1 LLC(a)
01/20/15	0.170%	8,000,000	7,999,240

Thunder Bay Funding LLC(a)
03/23/15	0.170%	5,000,000	4,998,087
04/07/15	0.190%	6,000,000	5,996,960

Total Asset-Backed Commercial Paper
(Cost: $83,371,371)			83,371,371

Commercial Paper 25.7%
Banking 8.4%
HSBC USA, Inc.
01/23/15	0.160%	8,000,000	7,999,169
04/02/15	0.170%	6,000,000	5,997,422

Royal Bank of Canada
03/17/15	0.170%	5,000,000	4,998,281
04/01/15	0.090%	7,000,000	6,998,425

State Street Corp.
03/05/15	0.160%	7,000,000	6,998,040
03/12/15	0.160%	7,000,000	6,997,822

Total			39,989,159

Consumer Products 1.5%
Procter & Gamble Co. (The)(a)
03/16/15	0.120%	7,000,000	6,998,274

Integrated Energy 5.9%
Chevron Corp.(a)
02/02/15	0.100%	5,000,000	4,999,556
02/03/15	0.090%	9,000,000	8,999,257

Exxon Mobil Corp.
02/02/15	0.120%	14,000,000	13,998,507

Total			27,997,320

Life Insurance 3.0%
New York Life Capital Corp.(a)
02/09/15	0.100%	4,000,000	3,999,567
02/12/15	0.100%	10,000,000	9,998,833

Total			13,998,400

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Pharmaceuticals 2.9%
Roche Holdings, Inc.(a)
01/06/15	0.110%	3,000,000	2,999,946
02/09/15	0.110%	5,000,000	4,999,404
03/23/15	0.100%	6,000,000	5,998,650

Total			13,998,000

Property & Casualty 2.1%
Travelers Co., Inc.(a)
01/02/15	0.050%	10,000,000	9,999,972

Transportation Services 1.9%
NetJets, Inc.(a)
01/02/15	0.050%	6,000,000	5,999,983
01/07/15	0.070%	3,000,000	2,999,960

Total			8,999,943

Total Commercial Paper
(Cost: $121,981,068)			121,981,068

Certificates of Deposit 15.8%
Australia & New Zealand Banking Group Ltd.
01/07/15	0.070%	14,000,000	14,000,000

BB&T Corp.
03/02/15	0.150%	13,000,000	13,000,000

Canadian Imperial Bank of Commerce
01/05/15	0.060%	14,000,000	14,000,000

Toronto Dominion Bank Ltd.
01/05/15	0.150%	13,000,000	13,000,000

US Bank
02/02/15	0.130%	10,000,000	10,000,000

Wells Fargo Bank NA
04/01/15	0.170%	6,000,000	6,000,000
04/01/15	0.190%	5,000,000	5,000,000

Total Certificates of Deposit
(Cost: $75,000,000)			75,000,000

U.S. Government & Agency Obligations 23.3%
Federal Home Loan Banks Discount Notes
01/02/15	0.020%	13,000,000	12,999,982
01/07/15	0.070%	5,000,000	4,999,932
01/08/15	0.040%	1,000,000	999,990
01/09/15	0.030%	2,000,000	1,999,987
01/16/15	0.070%	15,000,000	14,999,567
01/21/15	0.080%	18,500,000	18,499,178
01/23/15	0.080%	11,000,000	10,999,476
02/10/15	0.040%	5,000,000	4,999,778
02/11/15	0.080%	5,000,000	4,999,516
02/18/15	0.080%	3,000,000	2,999,680
03/04/15	0.060%	11,000,000	10,998,863
03/06/15	0.080%	3,000,000	2,999,573

Federal Home Loan Banks
01/16/15	0.090%	2,200,000	2,199,983

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	5

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments (continued)

December 31, 2014

U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
03/11/15	0.100%	2,700,000	2,699,839
05/01/15	0.125%	3,000,000	2,999,928
06/03/15	0.125%	1,500,000	1,499,957
07/17/15	0.200%	2,700,000	2,700,000
08/03/15	0.230%	1,500,000	1,500,000
08/27/15	0.245%	2,500,000	2,500,000

Federal National Mortgage Association Discount Notes
01/06/15	0.030%	2,000,000	1,999,992

Total U.S. Government & Agency Obligations
(Cost: $110,595,221)			110,595,221

Repurchase Agreements 7.2%
Tri-Party Barclays Bank PLC dated 12/31/14, matures 01/02/15 repurchase price $12,200,027 (collateralized by U.S. Treasury Securities, total market value $12,200,097)
	0.040%	12,200,000	12,200,000

Tri-Party RBC Capital Markets LLC dated 12/31/14, matures 01/02/15 repurchase price $11,000,037 (collateralized by U.S. Treasury Securities, total market value $11,220,055)
	0.060%	11,000,000	11,000,000

Tri-Party TD Securities (USA) LLC dated 12/31/14, matures 01/02/15 repurchase price $11,000,037 (collateralized by U.S. Government Agencies and U.S. Treasury Securities, total market value $11,220,079)
	0.060%	11,000,000	11,000,000

Total Repurchase Agreements
(Cost: $34,200,000)			34,200,000

Asset-Backed Securities — Non-Agency 4.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 1.3%
CIT Equipment Collateral Series 2014-VT1 Class A1(b)
12/21/15	0.300%	2,039,579	2,039,579

CNH Equipment Trust Series 2014-C Class A1
11/16/15	0.200%	2,633,190	2,633,190

Dell Equipment Finance Trust Series 2014-1 Class A1(b)
08/14/15	0.260%	954,117	954,117

MMAF Equipment Finance LLC Series 2014-AA Class A1(b)
07/02/15	0.200%	553,647	553,647

Total			6,180,533

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Car Loan 3.0%
Ally Auto Receivables Trust Series 2014-3 Class A1
12/15/15	0.270%	3,500,000	3,500,000

AmeriCredit Automobile Receivables Trust Series 2014-2 Class A1
06/08/15	0.210%	39,539	39,539

Bank of the West Auto Trust Series 2014-1 Class A1(b)
11/16/15	0.250%	1,145,748	1,145,748

CarMax Auto Owner Trust Series 2014-4 Class A1
11/16/15	0.210%	1,503,992	1,503,992

Enterprise Fleet Financing LLC Series 2014-2 Class A1(b)
08/20/15	0.250%	1,371,163	1,371,163

Fifth Third Auto Trust Series 2014-3 Class A1
11/16/15	0.210%	1,270,752	1,270,752

Nissan Auto Receivables Owner Trust Series 2014-B Class A1
12/15/15	0.230%	3,500,000	3,500,000

TCF Auto Receivables Owner Trust Series 2014-1A Class A1(b)
07/15/15	0.260%	11,086	11,086

Westlake Automobile Receivables Trust Series 2014-1A Class A1(b)
06/15/15	0.350%	114,392	114,392

Wheels SPV 2 LLC Series 2014-1A Class A1(b)
05/20/15	0.240%	491,427	491,427

World Omni Auto Receivables Trust Series 2014-B Class A1
11/16/15	0.230%	1,094,956	1,094,956

Total			14,043,055

Total Asset-Backed Securities — Non-Agency
(Cost: $20,223,588)			20,223,588

U.S. Treasury Obligations 6.1%
U.S. Treasury(c)
01/31/16	0.075%	23,000,000	22,996,274
04/30/16	0.099%	6,000,000	6,000,080

Total U.S. Treasury Obligations
(Cost: $28,996,354)			28,996,354

Total Investments
(Cost: $474,367,602)			474,367,602

Other Assets & Liabilities, Net			495,844

Net Assets			474,863,446

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $151,364,773 or 31.88% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $6,681,159 or 1.41% of net assets.

(c)	Variable rate security.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – Cash Management Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	83,371,371	—	83,371,371

Commercial Paper	—	121,981,068	—	121,981,068

Certificates of Deposit	—	75,000,000	—	75,000,000

U.S. Government & Agency Obligations	—	110,595,221	—	110,595,221

Repurchase Agreements	—	34,200,000	—	34,200,000

Total Short-Term Securities	—	425,147,660	—	425,147,660

Bonds

Asset-Backed Securities — Non-Agency	—	20,223,588	—	20,223,588

U.S. Treasury Obligations	—	28,996,354	—	28,996,354

Total Bonds	—	49,219,942	—	49,219,942

Total	—	474,367,602	—	474,367,602

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $440,167,602)	$440,167,602

Repurchase agreements (identified cost $34,200,000)	34,200,000

Total investments (identified cost $474,367,602)	474,367,602

Cash	4,349

Receivable for:

Capital shares sold	1,149,384

Interest	25,984

Expense reimbursement due from Investment Manager	197,546

Prepaid expenses	2,740

Trustees’ deferred compensation plan	42,262

Total assets	475,789,867

Liabilities

Payable for:

Capital shares purchased	495,433

Dividend distributions to shareholders	130

Investment management fees	142,593

Distribution and/or service fees	39,875

Transfer agent fees	25,926

Administration fees	25,925

Compensation of board members	58,406

Printing and postage fees	67,051

Other expenses	28,820

Trustees’ deferred compensation plan	42,262

Total liabilities	926,421

Net assets applicable to outstanding capital stock	$474,863,446

Represented by

Paid-in capital	$477,473,673

Excess of distributions over net investment income	(78,531)

Accumulated net realized loss	(2,531,696)

Total — representing net assets applicable to outstanding capital stock	$474,863,446

Class 1

Net assets	$146,142,666

Shares outstanding	146,118,253

Net asset value per share	$1.00

Class 2

Net assets	$22,843,019

Shares outstanding	22,844,094

Net asset value per share	$1.00

Class 3

Net assets	$305,877,761

Shares outstanding	305,845,930

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Cash Management Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Interest	$549,632

Total income	549,632

Expenses:

Investment management fees	1,810,553

Distribution and/or service fees

Class 2	55,809

Class 3	424,083

Transfer agent fees

Class 1	112,238

Class 2	13,394

Class 3	203,553

Administration fees	326,515

Compensation of board members	21,091

Custodian fees	14,458

Printing and postage fees	81,127

Professional fees	32,390

Other	13,171

Total expenses	3,108,382

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,613,513)

Total net expenses	494,869

Net investment income	54,763

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	110

Net realized gain	110

Net realized and unrealized gain	110

Net increase in net assets resulting from operations	$54,873

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$54,763	$62,051

Net realized gain	110	373

Net increase in net assets resulting from operations	54,873	62,424

Distributions to shareholders

Net investment income

Class 1	(18,662)	(31,631)

Class 2	(2,233)	(1,569)

Class 3	(33,908)	(41,000)

Total distributions to shareholders	(54,803)	(74,200)

Decrease in net assets from capital stock activity	(228,141,111)	(79,282,779)

Total decrease in net assets	(228,141,041)	(79,294,555)

Net assets at beginning of year	703,004,487	782,299,042

Net assets at end of year	$474,863,446	$703,004,487

Excess of distributions over net investment income	$(78,531)	$(78,491)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Cash Management Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	22,405,420	22,405,420	6,624,850	6,624,850

Fund reorganization	—	—	62,585,727	62,585,732

Distributions reinvested	18,705	18,705	31,814	31,814

Redemptions	(179,352,920)	(179,352,920)	(90,364,516)	(90,364,517)

Net decrease	(156,928,795)	(156,928,795)	(21,122,125)	(21,122,121)

Class 2 shares

Subscriptions	24,454,326	24,454,326	36,797,961	36,797,960

Distributions reinvested	2,233	2,233	1,570	1,570

Redemptions	(22,569,947)	(22,569,946)	(24,066,343)	(24,066,343)

Net increase	1,886,612	1,886,613	12,733,188	12,733,187

Class 3 shares

Subscriptions	32,792,987	32,792,987	51,969,701	51,969,701

Distributions reinvested	33,928	33,928	41,264	41,264

Redemptions	(105,925,844)	(105,925,844)	(122,904,810)	(122,904,810)

Net decrease	(73,098,929)	(73,098,929)	(70,893,845)	(70,893,845)

Total net decrease	(228,141,112)	(228,141,111)	(79,282,782)	(79,282,779)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and is not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payment by affiliate	—		—		—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01	%(c)

Ratios to average net assets

Total gross expenses	0.48%		0.48%		0.47%		0.47%		0.51	%(d)

Total net expenses(e)	0.09%		0.10%		0.14%		0.15%		0.23	%(d)

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01	%(d)

Supplemental data

Net assets, end of period (in thousands)	$146,143		$303,071		$324,195		$283,185		$212,830

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Cash Management Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net realized and unrealized gain	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Increase from payment by affiliate	—		—		—		—		0.00	(b)

Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions to shareholders	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.02%

Ratios to average net assets

Total gross expenses	0.73%		0.73%		0.72%		0.71%		0.76	%(c)

Total net expenses(d)	0.09%		0.10%		0.14%		0.15%		0.23	%(c)

Net investment income	0.01%		0.01%		0.01%		0.01%		0.00	%(b)(c)

Supplemental data

Net assets, end of period (in thousands)	$22,843		$20,957		$8,224		$9,774		$3,829

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Increase from payment by affiliate	—		—		—		—		0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01	%(b)

Ratios to average net assets

Total gross expenses	0.60%		0.61%		0.60%		0.59%		0.62%

Total net expenses(c)	0.09%		0.11%		0.14%		0.16%		0.22%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$305,878		$378,976		$449,880		$579,896		$621,642

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.28%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Cash Management Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

16	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2014

Offsetting of Financial Assets

The following table presents the Fund’s gross and net amount of assets available for offset under a netting arrangement for repurchase agreements as well as the related collateral received by the Fund as of December 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Repurchase agreements	34,200,000	—	34,200,000	—	—	34,200,000	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market funds. The new rules address potential systemic risks associated with money market funds and improve transparency for money market fund investors. The Fund will be required to comply with provisions of money market fund reform, the majority of which will become effective in 2016.

Annual Report 2014	17

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2014

As a result, the Fund may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the Fund.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.33% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $2,074.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.450%	0.450%
Class 2	0.700	0.700
Class 3	0.575	0.575

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,

18	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2014

inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized loss	$2,408
Paid-in capital	(2,408)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$54,803	$74,200

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,567
Capital loss carryforwards	2,531,696

At December 31, 2014, the cost of investments for federal income tax purposes was $474,367,602.

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	210,492
2017	2,314,650
2018	6,554
Total	2,531,696

For the year ended December 31, 2014, $110 of capital loss carryforward was utilized and $2,410 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Shareholder Concentration

At December 31, 2014 affiliated shareholders of record owned 90.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Annual Report 2014	19

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2014

The Fund had no borrowings during the year ended December 31, 2014.

Note 7. Fund Reorganization

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — Money Market Fund, a series of Columbia Funds Variable Insurance Trust (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $703,069,052 and the combined net assets immediately after the reorganization were $765,654,784.

The reorganization was accomplished by a tax-free exchange of 62,585,727 shares of the acquired fund valued at $62,585,732.

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	62,585,727

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on January 1, 2013, the Fund’s pro-forma net investment loss and net decrease in net assets from operations for the year ended December 31, 2013 would have been approximately $0.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings

20	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Notes to Financial Statements (continued)

December 31, 2014

could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	21

Columbia Variable Portfolio – Cash Management Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Cash Management Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Cash Management Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

22	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014	23

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

24	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014	25

Columbia Variable Portfolio – Cash Management Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

26	Annual Report 2014

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Annual Report 2014	27

Columbia Variable Portfolio – Cash Management Fund

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28	Annual Report 2014

Columbia Variable Portfolio – Cash Management Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	29

Columbia Variable Portfolio – Cash Management Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6637 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Dividend Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund) Class 3 shares returned 9.91% for the 12-month period that ended December 31, 2014.

>	During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net), which returned 13.85%, as well as the Russell 1000 Value Index, which returned 13.45%.

>	The Fund lagged the MSCI index due both to overall stock selection and sector allocation decisions.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	10.08	12.14	7.04
Class 2*	05/03/10	9.79	11.85	6.83
Class 3	09/15/99	9.91	12.00	6.97
MSCI USA High Dividend Yield Index (Net)		13.85	15.59	7.71
Russell 1000 Value Index		13.45	15.42	7.30

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance. Effective May 1, 2014, the MSCI USA High Dividend Yield Index (Net) was added as a more dividend-focused benchmark for the Fund.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Steven Schroll

Paul Stocking

Dean Ramos, CFA

Top Ten Holdings (%) (at December 31, 2014)
Altria Group, Inc.	4.5
Procter & Gamble Co. (The)	4.3
Cisco Systems, Inc.	3.9
Microsoft Corp.	3.9
Johnson & Johnson	3.9
Merck & Co., Inc.	3.6
Pfizer, Inc.	3.5
Goldman Sachs Group, Inc. (The)	2.8
Senior Unsecured (linked to common stock of Apple, Inc.)
7.000% 03/11/15
Chevron Corp.	2.7
Lockheed Martin Corp.	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	89.5
Consumer Discretionary	3.0
Consumer Staples	19.5
Energy	11.7
Financials	2.9
Health Care	15.8
Industrials	5.8
Information Technology	12.2
Materials	1.5
Telecommunication Services	8.4
Utilities	8.7
Equity-Linked Notes	6.7
Money Market Funds	3.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2014, approximately 62% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Effective May 1, 2014, the MSCI USA High Dividend Yield Index (Net) was added as a more dividend-focused benchmark for the Fund.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 9.91%. During the same time period, the Fund underperformed both of its benchmarks, the MSCI USA High Dividend Yield Index (Net), which returned 13.85%, and the Russell 1000 Value Index, which returned 13.45%. The Fund lagged the MSCI index due both to overall stock selection and sector allocation decisions.

U.S. Equity Market Advanced

Most major indices measuring the U.S. equity market generated double-digit gains in 2014, but there was wide sector performance dispersion as diverging economies, strong merger and acquisition (M&A) activity and dramatically declining oil prices served as major trends of the year. The U.S. economic recovery accelerated as the year progressed, especially compared to other developed markets, which helped support corporate earnings growth and strong equity returns. Positive gross domestic product (GDP) surprises and better employment numbers gave the Federal Reserve the foundation it needed to end its quantitative easing program as scheduled in October 2014, having begun the tapering of its asset purchases at the start of the calendar year. Lower interest rates, a surprise to many, given expectations for just the opposite at the beginning of 2014, further bolstered investor confidence. U.S. equities also benefited from the highest level of M&A activity seen since 2007, concentrated especially in the information technology and health care sectors. In turn, these two sectors, along with utilities, led the U.S. equity market higher. In contrast, West Texas Intermediate oil prices fell nearly 50% from its high in June 2014 to the end of the year. The precipitous decline in oil prices, driven by abundant supply from the U.S. and OPEC along with weaker demand from China and several emerging markets, impacted not only the energy sector’s performance but also sectors leveraged to commodity pressures, including materials and industrials. Telecommunication services also performed poorly during the year as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

Selection and Sector Allocation Hampered Fund Performance

The Fund underperformed the MSCI index due both to individual stock selection and sector allocation overall. Stock selection in the information technology, industrials and utilities sectors impacted the Fund’s annual results most. Having an underweight allocation to information technology, the best performing sector in the MSCI index during the annual period, also hurt. Having an approximately 2.0% average position in cash also detracted during an annual period when the U.S. equity market rallied.

4	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Within information technology, performance was driven more by what the Fund did not own than by what it did. More specifically, having underweight positions in Apple and Intel and not holding a position at all in Hewlett-Packard, each of which performed well during the annual period, hurt relative results. It was difficult to find opportunities that met the Fund’s yield criteria within the information technology sector during the annual period. Within industrials, an out-of-benchmark (MSCI index) position in commercial printing services firm R.R. Donnelley & Sons disappointed. A position in General Electric also performed poorly on lackluster revenue growth by the conglomerate. In utilities, not owning positions in U.S.-based Edison International and Entergy and having an emphasis on non-U.S. utilities, such as U.K.-based National Grid, which generally lagged U.S. utilities, dampened relative results.

Consumer Sectors Boosted Results

On the positive side, stock selection in the consumer discretionary and consumer staples sectors proved effective. In consumer discretionary, having a position in Leggett & Platt, a diversified industrials company, added value. Leggett & Platt benefited during the annual period from positive earnings surprises and increased guidance. Investors appeared to respond favorably to positive trends in several of the company’s businesses plus its disposition of weaker performing business lines. Not holding a Fund position in fast-food retailer McDonald’s and in several casino companies, which performed poorly during the annual period, also boosted relative results.

In consumer staples, having an overweight allocation to the tobacco industry helped most. Positions in Altria and Lorillard were particularly strong performers on successfully raising prices per cigarette pack, leading, in turn, to better earnings. Altria Group in particular also saw improved market share gains in its e-cigarette business line and was widely anticipated to be a key beneficiary of M&A activity in the industry. Positive news regarding a large Illinois lawsuit in which Altria is involved potentially being overturned was also viewed favorably. As partial owner of SABMiller, Altria Group also saw its shares rise on speculation regarding a takeover of the brewer. Having an underweight position in Philip Morris, which proved an exception within the tobacco industry, posting weaker returns, also proved prudent. So, too, did being underweight in the hotels and leisure industry and having an underweight position in beverage giant Coca-Cola, which generally performed poorly for the annual period.

Bottom-Up Selection and New Benchmark Drove Changes

During the annual period, we increased the Fund’s allocations to the consumer staples and information technology sectors. We decreased the Fund’s positions in the financials and industrials sectors. These shifts were based both on bottom-up stock selection and in adaptation to the Fund’s newly added benchmark, the MSCI index.

Looking Ahead

Several factors seen at the end of 2014 lead us to a cautiously optimistic view on the equity markets as we move into 2015. First, heightened market volatility amid falling oil prices may increase the focus on opportunities not only in the energy sector but also in sectors closely leveraged to commodity pressures, such as materials and industrials. Second, the U.S. dollar appreciated strongly against other currencies in the last half of 2014. While this may lead to a currency headwind on earnings for U.S. companies with substantial non-U.S. operations, it may also

Annual Report 2014	5

Columbia Variable Portfolio – Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

provide opportunities for investment in domestically-focused companies with attractive valuations. Indeed, while U.S. equity valuations grew more full amid the strong market moves of 2013 and 2014, we still viewed U.S. equity valuations as generally favorable at the end of the year. Third, we currently expect U.S. economic growth to continue, supporting further corporate earnings growth. Together, these factors serve as foundation for our constructive view.

Regardless of such anticipated near-term conditions, going forward, we currently intend to seek value opportunities in all sectors of the U.S. equity market, maintaining a disciplined focus on business fundamentals and company management philosophies as prudent stewards of capital. We believe such a bottom-up, fundamentally-focused strategy should ultimately reward investors maintaining a long-term perspective.

6	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,019.90	1,021.73	3.51	3.52	0.69
Class 2	1,000.00	1,000.00	1,018.60	1,020.47	4.78	4.79	0.94
Class 3	1,000.00	1,000.00	1,019.50	1,021.12	4.12	4.13	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014	7

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 90.8%
Issuer	Shares	Value ($)
Consumer Discretionary 3.0%
Household Durables 1.0%

Leggett & Platt, Inc.	834,438	35,555,403

Media 2.0%

Comcast Corp., Class A	289,290	16,781,713

National CineMedia, Inc.	832,418	11,961,847

Pearson PLC	1,092,704	20,180,210

Regal Entertainment Group, Class A	993,701	21,225,453

Total		70,149,223

Total Consumer Discretionary		105,704,626

Consumer Staples 19.8%
Beverages 3.7%

Anheuser-Busch InBev NV	312,186	35,133,846

Coca-Cola Co. (The)	1,386,604	58,542,421

PepsiCo, Inc.	280,641	26,537,413

SABMiller PLC	155,364	8,099,311

Total		128,312,991

Food & Staples Retailing 1.3%

SYSCO Corp.	732,234	29,062,367

Wesfarmers Ltd.	437,788	14,822,474

Total		43,884,841

Food Products 0.9%

Kraft Foods Group, Inc.	232,891	14,592,950

Unilever PLC	383,772	15,591,965

Total		30,184,915

Household Products 5.2%

Kimberly-Clark Corp.	306,625	35,427,452

Procter & Gamble Co. (The)	1,605,362	146,232,425

Total		181,659,877

Tobacco 8.7%

Altria Group, Inc.	3,090,040	152,246,271

British American Tobacco PLC	601,841	32,614,346

Imperial Tobacco Group PLC	796,263	35,051,103

Lorillard, Inc.	668,611	42,082,376

Philip Morris International, Inc.	508,949	41,453,896

Total		303,447,992

Total Consumer Staples		687,490,616

Energy 11.8%
Oil, Gas & Consumable Fuels 11.8%

BP PLC, ADR	724,311	27,610,735

California Resources Corp.(a)	346,184	1,907,474

Chevron Corp.	819,209	91,898,866

Common Stocks (continued)
Issuer	Shares	Value ($)
ConocoPhillips	1,154,934	79,759,742

Occidental Petroleum Corp.	865,460	69,764,730

Royal Dutch Shell PLC, Class A	2,182,455	72,834,863

Spectra Energy Corp.	648,992	23,558,410

Suncor Energy, Inc.	332,240	10,558,587

Total SA	655,803	33,598,118

Total		411,491,525

Total Energy		411,491,525

Financials 3.0%
Banks 1.8%

Bank of Montreal	492,513	34,835,445

JPMorgan Chase & Co.	450,830	28,212,941

Total		63,048,386

Capital Markets 1.2%

BlackRock, Inc.	79,881	28,562,251

New Mountain Finance Corp.	845,046	12,624,987

Total		41,187,238

Total Financials		104,235,624

Health Care 16.1%
Pharmaceuticals 16.1%

AbbVie, Inc.	1,028,098	67,278,733

AstraZeneca PLC, ADR	236,682	16,657,679

Bristol-Myers Squibb Co.	706,518	41,705,758

Eli Lilly & Co.	482,187	33,266,081

GlaxoSmithKline PLC	398,875	8,557,306

Johnson & Johnson	1,253,119	131,038,654

Merck & Co., Inc.	2,144,902	121,808,985

Novartis AG, ADR	228,207	21,145,661

Pfizer, Inc.	3,764,915	117,277,102

Total		558,735,959

Total Health Care		558,735,959

Industrials 5.9%
Aerospace & Defense 3.0%

BAE Systems PLC	2,425,325	17,736,885

Lockheed Martin Corp.	449,192	86,500,904

Total		104,237,789

Commercial Services & Supplies 1.1%

RR Donnelley & Sons Co.	1,342,132	22,554,528

West Corp.	412,298	13,605,834

Total		36,160,362

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.8%

General Electric Co.	1,835,325	46,378,663

Siemens AG, Registered Shares	147,827	16,586,761

Total		62,965,424

Total Industrials		203,363,575

Information Technology 12.4%
Communications Equipment 3.8%

Cisco Systems, Inc.	4,755,932	132,286,248

IT Services 0.4%

Paychex, Inc.	309,060	14,269,300

Semiconductors & Semiconductor Equipment 4.0%

Analog Devices, Inc.	242,428	13,459,603

Intel Corp.	2,047,222	74,293,686

Maxim Integrated Products, Inc.	280,093	8,926,564

Microchip Technology, Inc.	951,916	42,940,931

Total		139,620,784

Software 3.8%

Microsoft Corp.	2,846,448	132,217,510

Technology Hardware, Storage & Peripherals 0.4%

Seagate Technology PLC	171,920	11,432,680

Total Information Technology		429,826,522

Materials 1.5%
Chemicals 0.9%

LyondellBasell Industries NV, Class A	393,699	31,255,764

Metals & Mining 0.6%

BHP Billiton Ltd.	596,851	14,111,132

Rio Tinto PLC	160,416	7,394,709

Total		21,505,841

Total Materials		52,761,605

Telecommunication Services 8.5%
Diversified Telecommunication Services 7.6%

AT&T, Inc.	2,358,914	79,235,921

BCE, Inc.	459,577	21,076,143

BCE, Inc.	581,483	26,666,810

CenturyLink, Inc.	1,404,712	55,598,501

Orange SA	1,177,319	20,022,331

Telstra Corp., Ltd.	4,471,609	21,708,892

Verizon Communications, Inc.	811,296	37,952,427

Total		262,261,025

Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.9%

Vodafone Group PLC	3,172,706	10,878,033

Vodafone Group PLC, ADR	626,812	21,418,166

Total		32,296,199

Total Telecommunication Services		294,557,224

Utilities 8.8%
Electric Utilities 4.9%

American Electric Power Co., Inc.	282,551	17,156,497

Duke Energy Corp.	884,980	73,931,229

Endesa SA	83,374	1,669,089

PPL Corp.	619,998	22,524,527

Southern Co. (The)	394,305	19,364,319

Terna Rete Elettrica Nazionale SpA	4,153,447	18,865,663

Xcel Energy, Inc.	447,901	16,088,604

Total		169,599,928

Multi-Utilities 3.9%

Ameren Corp.	433,969	20,018,990

CMS Energy Corp.	212,762	7,393,480

DTE Energy Co.	104,403	9,017,287

National Grid PLC	2,083,422	29,562,283

PG&E Corp.	392,008	20,870,506

Public Service Enterprise Group, Inc.	323,027	13,376,548

SCANA Corp.	165,656	10,005,622

Sempra Energy	241,505	26,893,997

Total		137,138,713

Total Utilities		306,738,641

Total Common Stocks
(Cost: $2,773,651,066)		3,154,905,917

Equity-Linked Notes 6.8%
Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG(b) Senior Unsecured (linked to common stock of Delta Air Lines, Inc.)
04/02/15	8.760%	364,780	17,853,172
(linked to common stock of Devon Energy)
04/02/15	6.000%	290,790	17,804,868

Goldman Sachs Group, Inc. (The)(b) Senior Unsecured (linked to common stock of Apple, Inc.)
03/11/15	7.000%	884,690	96,012,044
(linked to common stock of Dow Chemical Co. (The))
02/13/15	7.000%	1,129,130	51,848,182
(linked to common stock of United Air Lines, Inc.)
04/07/15	13.300%	181,260	11,970,804

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Equity-Linked Notes (continued)
Issuer	Coupon Rate	Shares	Value ($)
JPMorgan Chase & Co.(b) Senior Unsecured (linked to common stock of KKR & Co., LLP)
01/20/15	12.300%	502,584	11,765,491
(linked to common stock of Suncor Energy, Inc.)
01/20/15	10.600%	47,950	1,536,797

UBS AG Senior Unsecured (linked to common stock of Blackstone Group LP (The))(b)
02/26/15	8.960%	822,590	27,573,217

Total Equity-Linked Notes
(Cost: $239,262,383)			236,364,575

Money Market Funds 3.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(c)(d)	133,741,912	133,741,912

Total Money Market Funds
(Cost: $133,741,912)		133,741,912

Total Investments
(Cost: $3,146,655,361)		3,525,012,404

Other Assets & Liabilities, Net		(48,866,471)

Net Assets		3,476,145,933

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $236,364,575 or 6.80% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	79,377,224	1,741,935,986	(1,687,571,298)	133,741,912	73,531	133,741,912

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	85,524,416	20,180,210	—	105,704,626

Consumer Staples	546,177,571	141,313,045	—	687,490,616

Energy	305,058,544	106,432,981	—	411,491,525

Financials	104,235,624	—	—	104,235,624

Health Care	550,178,653	8,557,306	—	558,735,959

Industrials	169,039,928	34,323,647	—	203,363,575

Information Technology	429,826,522	—	—	429,826,522

Materials	31,255,764	21,505,841	—	52,761,605

Telecommunication Services	241,947,968	52,609,256	—	294,557,224

Utilities	256,641,606	50,097,035	—	306,738,641

Total Equity Securities	2,719,886,596	435,019,321	—	3,154,905,917

Other

Equity-Linked Notes	—	236,364,575	—	236,364,575

Total Other	—	236,364,575	—	236,364,575

Mutual Funds

Money Market Funds	133,741,912	—	—	133,741,912

Total Mutual Funds	133,741,912	—	—	133,741,912

Total	2,853,628,508	671,383,896	—	3,525,012,404

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Dividend Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $3,012,913,449)	$3,391,270,492

Affiliated issuers (identified cost $133,741,912)	133,741,912

Total investments (identified cost $3,146,655,361)	3,525,012,404

Cash	523,119

Receivable for:

Investments sold	5,559,322

Capital shares sold	103,078

Dividends	7,248,663

Reclaims	408,110

Prepaid expenses	9,021

Trustees’ deferred compensation plan	33,150

Total assets	3,538,896,867

Liabilities

Payable for:

Investments purchased	57,646,355

Capital shares purchased	2,342,554

Investment management fees	1,769,301

Distribution and/or service fees	146,742

Transfer agent fees	189,801

Administration fees	160,442

Compensation of board members	217,837

Other expenses	244,752

Trustees’ deferred compensation plan	33,150

Total liabilities	62,750,934

Net assets applicable to outstanding capital stock	$3,476,145,933

Represented by

Trust capital	$3,476,145,933

Total — representing net assets applicable to outstanding capital stock	$3,476,145,933

Class 1

Net assets	$2,235,149,145

Shares outstanding	111,818,946

Net asset value per share	$19.99

Class 2

Net assets	$44,490,878

Shares outstanding	2,253,701

Net asset value per share	$19.74

Class 3

Net assets	$1,196,505,910

Shares outstanding	60,242,995

Net asset value per share	$19.86

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$124,019,264

Dividends — affiliated issuers	73,531

Interest	15,208,930

Foreign taxes withheld	(4,534,312)

Total income	134,767,413

Expenses:

Investment management fees	19,147,719

Distribution and/or service fees

Class 2	96,517

Class 3	1,537,335

Transfer agent fees

Class 1	1,288,627

Class 2	23,164

Class 3	737,896

Administration fees	1,741,500

Compensation of board members	68,396

Custodian fees	53,530

Printing and postage fees	263,924

Professional fees	55,399

Other	64,294

Total expenses	25,078,301

Net investment income	109,689,112

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	445,912,465

Foreign currency translations	(280,738)

Net realized gain	445,631,727

Net change in unrealized appreciation (depreciation) on:

Investments	(237,895,196)

Foreign currency translations	(41,365)

Net change in unrealized depreciation	(237,936,561)

Net realized and unrealized gain	207,695,166

Net increase in net assets resulting from operations	$317,384,278

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$109,689,112	$86,364,035

Net realized gain	445,631,727	338,222,186

Net change in unrealized appreciation (depreciation)	(237,936,561)	340,384,337

Net increase in net assets resulting from operations	317,384,278	764,970,558

Decrease in net assets from capital stock activity	(336,137,912)	(227,186,026)

Total increase (decrease) in net assets	(18,753,634)	537,784,532

Net assets at beginning of year	3,494,899,567	2,957,115,035

Net assets at end of year	$3,476,145,933	$3,494,899,567

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	11,633,916	219,689,562	12,347,641	205,828,073

Redemptions	(20,887,125)	(380,544,134)	(17,272,816)	(283,943,884)

Net decrease	(9,253,209)	(160,854,572)	(4,925,175)	(78,115,811)

Class 2 shares

Subscriptions	579,155	10,988,166	747,495	12,101,791

Redemptions	(201,921)	(3,840,411)	(199,168)	(3,245,751)

Net increase	377,234	7,147,755	548,327	8,856,040

Class 3 shares

Subscriptions	61,526	1,149,766	80,740	1,354,141

Redemptions	(9,688,143)	(183,580,861)	(9,759,144)	(159,280,396)

Net decrease	(9,626,617)	(182,431,095)	(9,678,404)	(157,926,255)

Total net decrease	(18,502,592)	(336,137,912)	(14,055,252)	(227,186,026)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$18.16	$14.32	$12.55	$13.19	$12.05

Income from investment operations:

Net investment income	0.62	0.45	0.40	0.23	0.13

Net realized and unrealized gain (loss)	1.21	3.39	1.37	(0.87)	1.01

Total from investment operations	1.83	3.84	1.77	(0.64)	1.14

Net asset value, end of period	$19.99	$18.16	$14.32	$12.55	$13.19

Total return	10.08%	26.81%	14.10%	(4.85%)	9.46%

Ratios to average net assets(b)

Total gross expenses	0.69%	0.70%	0.69%	0.74%	0.78	%(c)

Total net expenses(d)	0.69%	0.70%	0.69%	0.74%	0.78	%(c)

Net investment income	3.25%	2.71%	2.89%	1.74%	1.68	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,235,149	$2,198,787	$1,803,841	$1,737,503	$1,554,975

Portfolio turnover	86%	71%	64%	41%	26%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.98	$14.21	$12.48	$13.15	$12.05

Income from investment operations:

Net investment income	0.57	0.40	0.37	0.22	0.11

Net realized and unrealized gain (loss)	1.19	3.37	1.36	(0.89)	0.99

Total from investment operations	1.76	3.77	1.73	(0.67)	1.10

Net asset value, end of period	$19.74	$17.98	$14.21	$12.48	$13.15

Total return	9.79%	26.53%	13.86%	(5.09%)	9.13%

Ratios to average net assets(b)

Total gross expenses	0.94%	0.95%	0.94%	0.97%	1.03	%(c)

Total net expenses(d)	0.94%	0.95%	0.94%	0.97%	1.03	%(c)

Net investment income	3.01%	2.46%	2.69%	1.71%	1.37	%(c)

Supplemental data

Net assets, end of period (in thousands)	$44,491	$33,741	$18,873	$15,653	$1,191

Portfolio turnover	86%	71%	64%	41%	26%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$18.07	$14.26	$12.51	$13.17	$11.27

Income from investment operations:

Net investment income	0.60	0.42	0.38	0.20	0.17

Net realized and unrealized gain (loss)	1.19	3.39	1.37	(0.86)	1.73

Total from investment operations	1.79	3.81	1.75	(0.66)	1.90

Net asset value, end of period	$19.86	$18.07	$14.26	$12.51	$13.17

Total return	9.91%	26.72%	13.99%	(5.01%)	16.83%

Ratios to average net assets(a)

Total gross expenses	0.81%	0.82%	0.82%	0.86%	0.90%

Total net expenses(b)	0.81%	0.82%	0.82%	0.86%	0.90%

Net investment income	3.14%	2.58%	2.74%	1.57%	1.42%

Supplemental data

Net assets, end of period (in thousands)	$1,196,506	$1,262,372	$1,134,402	$1,222,104	$1,572,800

Portfolio turnover	86%	71%	64%	41%	26%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general

20	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Annual Report 2014	21

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.56% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $6,465.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

22	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.770%	0.770%
Class 2	1.020	1.020
Class 3	0.895	0.895

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $2,886,091,608 and $3,110,032,151, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 98.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Annual Report 2014	23

Columbia Variable Portfolio – Dividend Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 8. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Dividend Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

Annual Report 2014	25

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

26	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	27

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2014

Columbia Variable Portfolio – Dividend Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since

October 2014; Vice President & Resolution Officer, Ameriprise

Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since

August 2011 (previously, Counsel from May 2010 to August

2011); Assistant General Counsel, Bank of America, 2005-April

2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio – Dividend Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	33

Columbia Variable Portfolio – Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6468 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – International Opportunity Fund (to be renamed Columbia Variable Portfolio – Select International Equity Fund, effective May 1, 2015)

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – International Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — International Opportunity Fund (the Fund) Class 3 shares returned -8.56% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -4.90% over the same time period.

>	The Fund’s positions in industrials, financial and materials stocks detracted from performance, while positions in information technology, consumer staples and consumer discretionary aided results.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-8.47	5.69	4.79
Class 2*	05/03/10	-8.72	5.42	4.51
Class 3	01/13/92	-8.56	5.57	4.73
MSCI EAFE Index (Net)		-4.90	5.33	4.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — International Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

William Davies

Simon Haines, CFA

Effective May 1, 2015, Dave Dudding will join Messrs. Davies and Haines as a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2014)
Bayer AG, Registered Shares (Germany)	3.1
Novartis AG, Registered Shares (Switzerland)	2.9
AIA Group Ltd. (Hong Kong)	2.8
Wolseley PLC (United Kingdom)	2.6
Dentsu, Inc. (Japan)	2.6
L’Oreal SA (France)	2.6
UBS AG (Switzerland)	2.5
Nestlé SA, Registered Shares (Switzerland)	2.5
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.4
Continental AG (Germany)	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	99.5
Consumer Discretionary	12.2
Consumer Staples	9.2
Energy	3.4
Financials	24.4
Health Care	12.1
Industrials	18.2
Information Technology	8.9
Materials	6.2
Telecommunication Services	1.8
Utilities	3.1
Money Market Funds	0.5
Preferred Stocks	0.0	(a)
Industrials	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Effective on or about May 1, 2015 (the Effective Date), the Fund’s name will change to Columbia Variable Portfolio — Select International Equity Fund. In addition to the name change, the Fund’s investment strategy will be amended to employ a focused portfolio investing style, which will result in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.

During the 12 months ended December 31, 2014, the Fund’s Class 3 shares returned -8.56%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -4.90%. Financials were weak in the first half of 2014, especially those from Japan. The Fund’s positions in industrials, financial and materials stocks detracted from performance, while positions in information technology, consumer staples and consumer discretionary aided results.

Mixed Results among Global Markets

Global equity markets delivered positive performance over the year, but the overall result masked increasing divergences among markets. In particular, the U.S. significantly outperformed markets in Europe and Asia, with a sharply strengthening U.S. dollar also affecting overall results. Central banks’ monetary policy was a key theme throughout the year, as markets in weaker economies — primarily the eurozone and China — were aided by the enactment, or frequently just the prospect, of more aggressive quantitative easing (QE). Toward the end of 2014, markets and currencies increasingly came under the sway of slumping oil prices. While cheaper oil offered the prospect of a boost to consumer spending, it also ravaged the economies of oil exporters, primarily Russia. As the price decline continued into the new year, concern mounted that the real culprit was weakening demand in slowing economies.

In March and April of 2014, the market rotated from growth to value, spurred by prospects of rising interest rates. This turned out to be short-lived; despite the U.S. Federal Reserve ending its QE program in October, interest rates moved lower in the second half of 2014, spurring further buying of growth and quality stocks. As oil prices declined in the fourth quarter, energy stocks underperformed and beneficiaries of more consumer spending outperformed.

Contributors and Detractors

The Fund’s overweight position in the information technology sector contributed to results. This was largely a result of stock selection, especially our holdings in Shimadzu and Hitachi High Technologies. The two companies sell to the semiconductor equipment and health care sectors, both of which opened new markets and new operations over the year. An underweight in consumer staples also aided performance. Tobacco, for example, hugely underperformed over the year. The consumer staples stocks we did hold, such as L’Oreal, had less of an emerging market bias, and were geared more toward the U.S. market, which was especially helpful in the second half of 2014. A modest overweight in the consumer discretionary sector was another positive. This was partially a result of our not owning big luxury goods stocks, which have been weak all year; an anti-corruption drive in China has seen spending on gifts decline sharply.

An overweight to and stock selection in industrials negatively affected returns, with Airbus the biggest detractor. In the short term, Airbus’ introduction of new models will likely be a drag on the pricing of existing models, a development that has led to downgrades of the company’s 2016 growth expectations. While the Fund was underweight in financials, the sector was weak overall and our specific holdings

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Columbia Variable Portfolio – International Opportunity Fund

Manager Discussion of Fund Performance (continued)

were unhelpful. Japan, in particular, was a weak spot. The country’s financial companies underperformed throughout the year, and were further buffeted by a weakening yen, which pushed foreign money toward Japan’s manufacturing sector. In materials, the Fund’s underweight in mining stocks such as BHP Billiton and chemicals commodities including BASF added value. Our large holding in Methanex, a methanol producer, detracted from Fund performance. The market sees methanol as a proxy for the price of oil, which slumped toward the year’s end and the company’s stock price suffered as a result. We continue to like Methanex, however, as it is in the middle of a big capital spending project that we believe will add significant extra capacity.

Portfolio Positioning

By the end of the period, we were underweight in Europe and overweight in the Far East ex. Japan, with a particular overweight in Australia. Among individual stocks, we sold watchmaker Swatch as part of a general reduction in luxury goods, and because of reduced spending on gifts in China and the weakening eurozone economy. We did not believe that the company’s valuation had adequately priced in weakening markets. We also sold Japanese retailer Ryohin Keikaku after our analysis suggested that pricing at the company’s Muji brand was becoming too mid-tier, putting it in direct competition with big department stores. While the luxury and discount ends of the market are doing well in Japan, mid-tier retailers are having a tougher time. Finally, we sold Swedish bearing manufacturer SKF due to a weakening outlook both in Europe and in key export markets such as China.

Hays, a British recruitment firm, was added to the Fund during the year. We are positive on the UK staffing market, and Hays has been investing in its technology systems during the downturn, so it is well placed to benefit. We also purchased Bank of Ireland because we believe the lender’s returns are set to grow due to its increasing net interest margin. The bank’s defaulted loan volumes have probably peaked, so we expect to see write-backs of previous provisions. Taiheiyo Cement was also added to the portfolio. The Japanese company continues to benefit from the ongoing rebuild in that country in the wake of the 2011 earthquakes, and increased infrastructure spending under Prime Minister Shinzo Abe.

Looking Ahead

At this time, our economic forecasts suggest that the U.S. economy should continue to lead growth in the developed world, while emerging economies face slowing growth and structural challenges. The overall environment for equities is supportive, but we remain wary of political risks, particularly in Europe and Russia. So far, markets have been resilient to geopolitical uncertainty, supported by increasingly accommodative central banks (outside the U.S.) and the sharp fall in energy costs. While we believe most countries should benefit from a lower oil price, lower revenues have the potential to destabilize some economies and create volatility — a point reinforced by equity markets’ recent turbulence. Over 2015, the Fund’s positioning is likely to be influenced by such factors as U.S. monetary policy, the growth trajectory in China and Europe, and the success (or otherwise) of the Japanese government’s efforts to instill inflationary expectations among the Japanese population.

Country Breakdown (%) (at December 31, 2014)
Australia	5.3
Belgium	3.2
Canada	1.3
China	2.8
Denmark	2.1
France	6.5
Germany	10.7
Hong Kong	2.8
Indonesia	1.2
Ireland	2.1
Japan	28.0
Netherlands	1.8
Singapore	0.7
Spain	2.5
Switzerland	7.8
United Kingdom	20.7
United States(a)	0.5
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Annual Report 2014	5

Columbia Variable Portfolio – International Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	920.30	1,020.27	4.74	4.99	0.98
Class 2	1,000.00	1,000.00	919.40	1,019.00	5.95	6.26	1.23
Class 3	1,000.00	1,000.00	919.90	1,019.66	5.32	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have voluntarily agreed to waive certain fees and/or to reimburse certain expenses, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.93% for Class 1 and 1.18% for Class 2. Any amounts waived will not be reimbursed by the Fund. This change was effective December 1, 2014. If this change had been in place for the entire six month period ended December 31, 2014, the actual expenses paid would have been $4.50 for Class 1 and $5.71 for Class 2; and the hypothetical expenses paid would have been $4.74 for Class 1 and $6.01 for Class 2.

Other share classes may have had expense waiver changes; however, the changes were not considered material.

6	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%
Issuer	Shares	Value ($)

Australia 5.3%
Ansell Ltd.	371,097	6,789,815

Australia and New Zealand Banking Group Ltd.	169,805	4,418,319

CSL Ltd.	101,988	7,164,220

Total		18,372,354

Belgium 3.2%
Anheuser-Busch InBev NV	63,541	7,150,992

Umicore SA	95,438	3,840,455

Total		10,991,447

Canada 1.3%
Methanex Corp.	99,000	4,547,797

China 2.7%
ENN Energy Holdings Ltd.	656,000	3,711,198

Ping An Insurance Group Co. of China Ltd., Class H	572,000	5,791,811

Total		9,503,009

Denmark 2.0%
Novo Nordisk A/S, Class B	169,051	7,150,821

France 6.4%
Airbus Group NV	132,207	6,536,050

L’Oreal SA	52,747	8,828,365

Total SA	135,145	6,923,753

Total		22,288,168

Germany 10.6%
Bayer AG, Registered Shares	78,980	10,765,644

Brenntag AG	120,477	6,735,882

Continental AG	37,382	7,884,717

Deutsche Post AG	169,557	5,504,144

Linde AG	31,824	5,862,059

Total		36,752,446

Hong Kong 2.8%
AIA Group Ltd.	1,761,800	9,717,151

Indonesia 1.2%
PT Bank Rakyat Indonesia Persero Tbk	4,344,400	4,083,652

Ireland 2.1%
Bank of Ireland(a)	19,091,364	7,164,817

Common Stocks (continued)
Issuer	Shares	Value ($)

Japan 27.7%
Daikin Industries Ltd.	102,000	6,540,656

Dentsu, Inc.	214,100	9,001,068

Ebara Corp.	1,006,000	4,122,157

Hitachi High-Technologies Corp.	208,000	5,975,149

Japan Exchange Group, Inc.	249,600	5,818,474

Mazda Motor Corp.	278,100	6,678,733

Mitsubishi UFJ Financial Group, Inc.	1,513,600	8,316,066

Mitsui Fudosan Co., Ltd.	236,000	6,328,472

Nomura Holdings, Inc.	1,021,400	5,780,138

OSG Corp.	315,500	5,091,206

Recruit Holdings Co., Ltd.(a)	57,971	1,664,888

SCSK Corp.	287,100	7,191,746

Sekisui Chemical Co., Ltd.	638,000	7,675,761

Shimadzu Corp.	612,000	6,225,256

Tadano Ltd.	230,000	2,841,226

Taiheiyo Cement Corp.	2,215,000	6,949,294

Total		96,200,290

Netherlands 1.8%
ASML Holding NV	57,065	6,165,730

Singapore 0.7%
Global Logistic Properties Ltd.	1,257,000	2,343,554

Spain 2.5%
Amadeus IT Holding SA, Class A	123,890	4,934,209

Inditex SA	128,260	3,658,667

Total		8,592,876

Switzerland 7.8%
Nestlé SA, Registered Shares	115,022	8,385,220

Novartis AG, Registered Shares	107,395	9,960,186

UBS AG	500,668	8,606,333

Total		26,951,739

United Kingdom 20.5%
3i Group PLC	629,590	4,389,992

Amec Foster Wheeler PLC	358,087	4,729,171

BT Group PLC	1,021,105	6,351,341

GKN PLC	701,920	3,736,138

Hays PLC	2,716,294	6,111,309

Intermediate Capital Group PLC	718,415	5,132,291

Legal & General Group PLC	1,549,645	5,983,413

Pearson PLC	172,123	3,178,792

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Pennon Group PLC	474,506	6,779,117

Rolls-Royce Holdings PLC	347,530	4,668,664

Ultra Electronics Holdings PLC	135,402	3,777,042

Unilever PLC	177,184	7,198,667

Wolseley PLC	158,301	9,050,358

Total		71,086,295

Total Common Stocks
(Cost: $320,797,185)		341,912,146

Preferred Stocks —%
United Kingdom —%
Rolls-Royce Holdings PLC(a)(b)	31,277,700	48,749

Total Preferred Stocks
(Cost: $66,190)		48,749

Money Market Funds 0.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(c)(d)	1,800,872	1,800,872

Total Money Market Funds
(Cost: $1,800,872)		1,800,872

Total Investments
(Cost: $322,664,247)		343,761,767

Other Assets & Liabilities, Net		2,958,466

Net Assets		346,720,233

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $48,749, which represents 0.01% of net assets.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,791,785	99,482,110	(101,473,023)	1,800,872	3,938	1,800,872

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	41,813,876	—	41,813,876

Consumer Staples	—	31,563,245	—	31,563,245

Energy	—	11,652,923	—	11,652,923

Financials	—	83,874,483	—	83,874,483

Health Care	—	41,830,686	—	41,830,686

Industrials	—	62,643,582	—	62,643,582

Information Technology	—	30,492,090	—	30,492,090

Materials	4,547,797	16,651,808	—	21,199,605

Telecommunication Services	—	6,351,341	—	6,351,341

Utilities	—	10,490,315	—	10,490,315

Preferred Stocks

Industrials	—	—	48,749	48,749

Total Equity Securities	4,547,797	337,364,349	48,749	341,960,895

Mutual Funds

Money Market Funds	1,800,872	—	—	1,800,872

Total Mutual Funds	1,800,872	—	—	1,800,872

Total	6,348,669	337,364,349	48,749	343,761,767

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – International Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain preferred stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $320,863,375)	$341,960,895

Affiliated issuers (identified cost $1,800,872)	1,800,872

Total investments (identified cost $322,664,247)	343,761,767

Foreign currency (identified cost $92,879)	87,595

Receivable for:

Investments sold	2,785,270

Capital shares sold	26,450

Dividends	312,223

Reclaims	565,112

Expense reimbursement due from Investment Manager	18,173

Prepaid expenses	2,567

Trustees’ deferred compensation plan	12,454

Total assets	347,571,611

Liabilities

Payable for:

Capital shares purchased	351,604

Investment management fees	254,038

Distribution and/or service fees	39,404

Transfer agent fees	19,230

Administration fees	25,640

Compensation of board members	38,389

Printing and postage fees	67,502

Other expenses	43,117

Trustees’ deferred compensation plan	12,454

Total liabilities	851,378

Net assets applicable to outstanding capital stock	$346,720,233

Represented by

Paid-in capital	$417,259,129

Undistributed net investment income	37,601

Accumulated net realized loss	(91,607,533)

Unrealized appreciation (depreciation) on:

Investments	21,097,520

Foreign currency translations	(66,484)

Total — representing net assets applicable to outstanding capital stock	$346,720,233

Class 1

Net assets	$13,471,351

Shares outstanding	1,031,539

Net asset value per share	$13.06

Class 2

Net assets	$7,797,402

Shares outstanding	598,892

Net asset value per share	$13.02

Class 3

Net assets	$325,451,480

Shares outstanding	24,941,301

Net asset value per share	$13.05

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – International Opportunity Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$10,757,994

Dividends — affiliated issuers	3,938

Foreign taxes withheld	(1,072,856)

Total income	9,689,076

Expenses:

Investment management fees	3,074,699

Distribution and/or service fees

Class 2	19,855

Class 3	457,126

Transfer agent fees

Class 1	9,019

Class 2	4,765

Class 3	219,413

Administration fees	310,939

Compensation of board members	17,338

Custodian fees	36,435

Printing and postage fees	93,649

Professional fees	49,794

Other	10,104

Total expenses	4,303,136

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(18,173)

Total net expenses	4,284,963

Net investment income	5,404,113

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	26,006,241

Foreign currency translations	(151,224)

Net realized gain	25,855,017

Net change in unrealized appreciation (depreciation) on:

Investments	(66,080,317)

Foreign currency translations	(93,741)

Net change in unrealized depreciation	(66,174,058)

Net realized and unrealized loss	(40,319,041)

Net decrease in net assets from operations	$(34,914,928)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$5,404,113	$4,509,947

Net realized gain	25,855,017	50,325,696

Net change in unrealized appreciation (depreciation)	(66,174,058)	27,276,594

Net increase (decrease) in net assets resulting from operations	(34,914,928)	82,112,237

Distributions to shareholders

Net investment income

Class 1	(279,722)	(290,347)

Class 2	(131,217)	(80,141)

Class 3	(6,469,706)	(6,358,636)

Total distributions to shareholders	(6,880,645)	(6,729,124)

Decrease in net assets from capital stock activity	(40,712,792)	(42,039,785)

Total increase (decrease) in net assets	(82,508,365)	33,343,328

Net assets at beginning of year	429,228,598	395,885,270

Net assets at end of year	$346,720,233	$429,228,598

Undistributed net investment income	$37,601	$138,291

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – International Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	22,707	310,722	21,917	280,601

Distributions reinvested	20,115	279,722	22,876	290,347

Redemptions	(168,195)	(2,310,573)	(246,466)	(3,246,514)

Net decrease	(125,373)	(1,720,129)	(201,673)	(2,675,566)

Class 2 shares

Subscriptions	171,121	2,353,629	263,655	3,488,833

Distributions reinvested	9,453	131,217	6,324	80,141

Redemptions	(107,625)	(1,449,624)	(44,042)	(566,778)

Net increase	72,949	1,035,222	225,937	3,002,196

Class 3 shares

Subscriptions	19,949	277,798	32,235	435,771

Distributions reinvested	465,365	6,469,706	501,394	6,358,636

Redemptions	(3,417,751)	(46,775,389)	(3,759,423)	(49,160,822)

Net decrease	(2,932,437)	(40,027,885)	(3,225,794)	(42,366,415)

Total net decrease	(2,984,861)	(40,712,792)	(3,201,530)	(42,039,785)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.53	$12.09	$10.44	$12.09	$10.67

Income from investment operations:

Net investment income	0.21	0.16	0.21	0.18	0.03

Net realized and unrealized gain (loss)	(1.43)	2.51	1.63	(1.66)	1.49

Total from investment operations	(1.22)	2.67	1.84	(1.48)	1.52

Less distributions to shareholders:

Net investment income	(0.25)	(0.23)	(0.19)	(0.17)	(0.10)

Total distributions to shareholders	(0.25)	(0.23)	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$13.06	$14.53	$12.09	$10.44	$12.09

Total return	(8.47%)	22.35%	17.85%	(12.37%)	14.47%

Ratios to average net assets(b)

Total gross expenses	0.98%	1.00%	0.99%	1.01%	1.11	%(c)

Total net expenses(d)	0.98%	1.00%	0.99%	1.01%	1.11	%(c)

Net investment income	1.51%	1.24%	1.89%	1.56%	0.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$13,471	$16,809	$16,421	$15,957	$6

Portfolio turnover	53%	88%	66%	64%	76%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$14.50	$12.07	$10.43	$12.07	$10.67

Income from investment operations:

Net investment income (loss)	0.17	0.11	0.19	0.15	(0.09)

Net realized and unrealized gain (loss)	(1.42)	2.52	1.62	(1.64)	1.59

Total from investment operations	(1.25)	2.63	1.81	(1.49)	1.50

Less distributions to shareholders:

Net investment income	(0.23)	(0.20)	(0.17)	(0.15)	(0.10)

Total distributions to shareholders	(0.23)	(0.20)	(0.17)	(0.15)	(0.10)

Net asset value, end of period	$13.02	$14.50	$12.07	$10.43	$12.07

Total return	(8.72%)	22.09%	17.49%	(12.51%)	14.24%

Ratios to average net assets(b)

Total gross expenses	1.24%	1.26%	1.24%	1.27%	1.41	%(c)

Total net expenses(d)	1.23%	1.25%	1.24%	1.27%	1.41	%(c)

Net investment income (loss)	1.23%	0.84%	1.66%	1.29%	(1.15	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$7,797	$7,624	$3,620	$2,529	$534

Portfolio turnover	53%	88%	66%	64%	76%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$14.52	$12.09	$10.44	$12.08	$10.77

Income from investment operations:

Net investment income	0.19	0.15	0.20	0.16	0.08

Net realized and unrealized gain (loss)	(1.42)	2.50	1.63	(1.64)	1.38

Total from investment operations	(1.23)	2.65	1.83	(1.48)	1.46

Less distributions to shareholders:

Net investment income	(0.24)	(0.22)	(0.18)	(0.16)	(0.15)

Total distributions to shareholders	(0.24)	(0.22)	(0.18)	(0.16)	(0.15)

Net asset value, end of period	$13.05	$14.52	$12.09	$10.44	$12.08

Total return	(8.56%)	22.16%	17.70%	(12.42%)	13.89%

Ratios to average net assets(a)

Total gross expenses	1.11%	1.13%	1.12%	1.17%	1.13%

Total net expenses(b)	1.10%	1.13%	1.12%	1.17%	1.13%

Net investment income	1.39%	1.10%	1.76%	1.33%	0.78%

Supplemental data

Net assets, end of period (in thousands)	$325,451	$404,795	$375,844	$385,473	$527,737

Portfolio turnover	53%	88%	66%	64%	76%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — International Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net

18	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014	19

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,792.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.930%	0.990%	1.000%
Class 2	1.180	1.240	1.250
Class 3	1.055	1.115	1.125

20	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,375,842
Accumulated net realized loss	(1,375,843)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014 ($)	Year Ended December 31, 2013 ($)
Ordinary income	6,880,645	6,729,124

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$511,907
Capital loss carryforwards	90,841,066
Net unrealized appreciation	19,906,997
At December 31, 2014, the cost of investments for federal income tax purposes was $323,854,770 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,847,163
Unrealized depreciation	(18,940,166)
Net unrealized appreciation	19,906,997

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	90,841,066

For the year ended December 31, 2014, $23,433,630 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $203,258,900 and $246,716,349, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 95.8% of the outstanding shares of the Fund in one or

Annual Report 2014	21

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

22	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	23

Columbia Variable Portfolio – International Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — International Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — International Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

24	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014 and additional tax attributes for the fiscal year ended December 31, 2013.

Tax Designations

	2014	2013
Foreign Taxes Paid	$776,163	—
Foreign Taxes Paid Per Share	$0.03	—
Foreign Source Income	$10,757,994	$9,082,671
Foreign Source Income Per Share	$0.41	$0.34

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014	25

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

26	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	27

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2014

Columbia Variable Portfolio – International Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio – International Opportunity Fund

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Columbia Variable Portfolio – International Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611 contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	33

Columbia Variable Portfolio – International Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6493 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund (the Fund) Class 3 shares returned 7.28% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 11.90% over the same time period.

>	Stock selection in the health care, consumer discretionary, financials and information technology sectors detracted from results relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	7.41	11.02	6.64
Class 2*	05/03/10	7.14	10.77	6.47
Class 3	05/01/01	7.28	10.89	6.58
Russell Midcap Growth Index		11.90	16.94	9.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

George Myers, CFA

Brian Neigut

James King

William Chamberlain, CFA

Top Ten Holdings (%) (at December 31, 2014)
Sherwin-Williams Co. (The)	2.8
Concho Resources, Inc.	1.8
SBA Communications Corp., Class A	1.7
Electronic Arts, Inc.	1.6
Signature Bank	1.5
AMETEK, Inc.	1.5
Vertex Pharmaceuticals, Inc.	1.3
Cabot Oil & Gas Corp.	1.3
Kroger Co. (The)	1.3
Intuit, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.7
Consumer Discretionary	23.3
Consumer Staples	7.1
Energy	6.3
Financials	8.0
Health Care	13.0
Industrials	14.2
Information Technology	18.4
Materials	6.7
Telecommunication Services	1.7
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 7.28%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 11.90% for the same time period. Stock selection in the health care, consumer discretionary, financials and information technology sectors detracted from results relative to the benchmark. The Fund had more exposure to industrials stocks — airlines, in particular — which aided relative returns.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in December. The nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector’s recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed’s next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

Contributors and Detractors

The Fund’s strategy is to maintain sector weights at or near those of the benchmark. Typically, the slight over- or underweights on a sector basis reflect the bottom-up analysis of individual stocks rather than any top-down call on sectors. Therefore, Fund performance is largely driven by individual stock selection. However, we will take over- and underweight positions in a sub-sector or industry basis, and some of that positioning affected performance in 2014. During the year, the Fund was overweight in industrials sector names, especially in the airlines industry, which aided relative performance. An underweight in the oil, gas and consumable fuels industry helped relative results, as did underweights in construction and engineering and specialty retail.

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Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance (continued)

Stock selection in industrials and materials also aided the Fund’s relative performance. Within industrials, Delta Airlines was the top contributor for the Fund. Delta reported strong revenue growth derived through continued industry capacity discipline, investment in its network and favorable cost performance from lower fuel prices, fleet restructuring and lower interest expense from reduced debt levels. Delta’s earnings growth has been solid over the last several years. In the materials sector, the top contributor to Fund results was Sherwin-Williams. The manufacturer and distributor of paint products indicated significant momentum in its revenue and earnings guidance for both the fourth quarter of 2014 and 2015. In addition, the company announced a new paint line available through Lowe’s stores. If oil prices remain low, and other raw materials follow suit, Sherwin-Williams has the potential to add significantly to earnings. In the consumer staples sector, Constellation Brands was the top contributor. Constellation Brands is a diversified producer and marketer of alcohol beverage brands including Corona Extra, Pacifico, Modelo, Robert Mondavi, Estancia, Simi, Ravenswood and Clos du Bois. The company reported revenues and earnings well ahead of estimates, driven by a significant increase in beer sales.

Underweight positions in real estate investment trusts (REITs), semiconductors and utilities detracted from relative performance, as did overweights in internet software and services and energy equipment and services. Stock selection in information technology, health care, consumer discretionary, consumer staples, financials and materials also weighed on relative returns. In information technology and health care, performance was hurt by the massive sell-off of software-as-a-service (SaaS) stocks, “cloud” companies and biotech stocks. Early in the year, investors exited high-growth stocks in reaction to remarks from Fed Chair Janet Yellen that suggested short-term borrowing rates could rise sooner rather than later. Technology and health care stocks, which had appreciated strongly in 2013, were among the hardest hit. In particular, shares of high-growth internet, “cloud” and biotech companies declined. Against this backdrop, the Fund’s positions in CommVault Systems, Corner OnDemand, Infoblox, Guidewire Software, Splunk, Catamaran and athenahealth were significant detractors from relative performance.

Some of the Fund’s energy holdings detracted from relative results, including Continental Resources, Cameron International, Superior Energy Services, Cabot Oil & Gas and Nabors Industries. A strengthening U.S. dollar, plus increasing supply and lower demand driven by fears of a global economic slowdown, gripped the energy markets and resulted in a sharp decline in oil prices, which took its toll on the energy sector.

Looking Ahead

Mid-cap stocks continued to post strong performances in 2014 and have led the way vs. small- and large-cap stocks since the market bottomed in 2009. We now feel cautious based on strong valuations. We expect at this time that energy will have a mixed impact on 2015. On the consumer side, we believe lower prices may lead to increased discretionary spending. However, the energy sector and those companies dependent on the energy sector’s health have the potential for additional contraction given much lower commodity prices.

That said, we believe U.S. equities still look relatively attractive compared to markets outside of the United States. The outlook for overall global economic conditions and resulting revenue growth remain modest to anemic, in our current view. We still feel the Fund is well positioned to benefit from our bottom-up, fundamental research process, which favors high quality companies with

Annual Report 2014	5

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Manager Discussion of Fund Performance (continued)

sustainable long-term growth prospects, high or improving margins and return on invested capital, internally financed growth and strong management teams.

At the beginning of 2014, the Fund was overweight in financials, notably in the rating agencies and banks. In the industrials sector, it was overweight in electrical equipment and building products, while it had a benchmark weight in materials. Investment decisions throughout the year resulted in an underweight in financials and industrials and an overweight in materials, especially the chemicals industry, at the end of 2014.

6	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,036.30	1,020.77	4.52	4.48	0.88
Class 2	1,000.00	1,000.00	1,035.00	1,019.51	5.80	5.75	1.13
Class 3	1,000.00	1,000.00	1,036.00	1,020.16	5.13	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	7

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%
Issuer	Shares	Value ($)
Consumer Discretionary 23.3%
Auto Components 2.4%

BorgWarner, Inc.	78,750	4,327,313

Delphi Automotive PLC	52,993	3,853,651

Goodyear Tire & Rubber Co. (The)	34,860	995,950

Total		9,176,914

Automobiles 0.8%

Harley-Davidson, Inc.	31,328	2,064,829

Tesla Motors, Inc.(a)	4,762	1,059,116

Total		3,123,945

Hotels, Restaurants & Leisure 3.1%

Chipotle Mexican Grill, Inc.(a)	5,521	3,779,180

Hilton Worldwide Holdings, Inc.(a)	115,580	3,015,482

Starwood Hotels & Resorts Worldwide, Inc.	38,003	3,080,903

Wynn Resorts Ltd.	13,004	1,934,475

Total		11,810,040

Household Durables 1.7%

Harman International Industries, Inc.	29,455	3,143,143

Lennar Corp., Class A	70,848	3,174,699

Total		6,317,842

Internet & Catalog Retail 1.0%

Expedia, Inc.	12,720	1,085,779

TripAdvisor, Inc.(a)	37,461	2,796,839

Total		3,882,618

Media 3.2%

Charter Communications Inc., Class A(a)	15,102	2,516,295

Cinemark Holdings, Inc.	74,040	2,634,343

DISH Network Corp., Class A(a)	47,289	3,446,895

Interpublic Group of Companies, Inc. (The)	165,701	3,441,610

Total		12,039,143

Multiline Retail 2.9%

Dollar General Corp.(a)	26,550	1,877,085

Dollar Tree, Inc.(a)	62,499	4,398,680

Macy’s, Inc.	71,774	4,719,140

Total		10,994,905

Specialty Retail 3.9%

Best Buy Co., Inc.	51,678	2,014,408

Cabela’s, Inc.(a)	46,092	2,429,509

Foot Locker, Inc.	78,153	4,390,636

O’Reilly Automotive, Inc.(a)	15,560	2,997,167

Tractor Supply Co.	36,085	2,844,220

Total		14,675,940

Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 4.3%

Fossil Group, Inc.(a)	19,170	2,122,886

Hanesbrands, Inc.	16,720	1,866,286

Michael Kors Holdings Ltd.(a)	32,512	2,441,651

PVH Corp.	19,878	2,547,763

Ralph Lauren Corp.	14,600	2,703,336

VF Corp.	59,156	4,430,785

Total		16,112,707

Total Consumer Discretionary		88,134,054

Consumer Staples 7.1%
Beverages 1.8%

Coca-Cola Enterprises, Inc.	45,000	1,989,900

Constellation Brands, Inc., Class A(a)	38,552	3,784,649

Monster Beverage Corp.(a)	11,537	1,250,034

Total		7,024,583

Food & Staples Retailing 1.7%

Kroger Co. (The)	77,967	5,006,261

United Natural Foods, Inc.(a)	16,446	1,271,687

Total		6,277,948

Food Products 2.5%

Hain Celestial Group, Inc. (The)(a)	29,574	1,723,869

Hershey Co. (The)	24,754	2,572,683

Mead Johnson Nutrition Co.	33,343	3,352,305

Pilgrim’s Pride Corp.(a)	58,200	1,908,378

Total		9,557,235

Personal Products 0.3%

Herbalife Ltd.	30,794	1,160,934

Tobacco 0.8%

Lorillard, Inc.	47,684	3,001,231

Total Consumer Staples		27,021,931

Energy 6.4%
Energy Equipment & Services 2.7%

Cameron International Corp.(a)	61,985	3,096,151

FMC Technologies, Inc.(a)	59,018	2,764,403

Nabors Industries Ltd.	141,280	1,833,814

Superior Energy Services, Inc.	113,960	2,296,294

Total		9,990,662

Oil, Gas & Consumable Fuels 3.7%

Cabot Oil & Gas Corp.	169,995	5,033,552

Concho Resources, Inc.(a)	68,003	6,783,299

Continental Resources, Inc.(a)	59,250	2,272,830

Total		14,089,681

Total Energy		24,080,343

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 8.0%
Banks 2.2%

Signature Bank(a)	44,164	5,562,897

SVB Financial Group(a)	23,972	2,782,430

Total		8,345,327

Capital Markets 1.5%

Affiliated Managers Group, Inc.(a)	15,624	3,316,038

T. Rowe Price Group, Inc.	27,520	2,362,867

Total		5,678,905

Consumer Finance 0.5%

PRA Group, Inc.(a)	34,250	1,984,102

Diversified Financial Services 2.4%

McGraw Hill Financial, Inc.	53,172	4,731,245

Moody’s Corp.	46,962	4,499,429

Total		9,230,674

Insurance 0.6%

Aon PLC	23,889	2,265,394

Thrifts & Mortgage Finance 0.8%

Radian Group, Inc.	175,766	2,938,808

Total Financials		30,443,210

Health Care 13.1%
Biotechnology 3.5%

Incyte Corp.(a)	34,980	2,557,388

Intercept Pharmaceuticals, Inc.(a)	9,093	1,418,508

Medivation, Inc.(a)	17,850	1,778,038

Pharmacyclics, Inc.(a)	18,652	2,280,394

Vertex Pharmaceuticals, Inc.(a)	42,501	5,049,119

Total		13,083,447

Health Care Equipment & Supplies 2.3%

IDEXX Laboratories, Inc.(a)	23,527	3,488,348

St. Jude Medical, Inc.	39,540	2,571,286

Zimmer Holdings, Inc.	23,330	2,646,089

Total		8,705,723

Health Care Providers & Services 3.7%

Cardinal Health, Inc.	55,659	4,493,351

Centene Corp.(a)	9,770	1,014,614

Community Health Systems, Inc.(a)	57,339	3,091,719

HCA Holdings, Inc.(a)	37,020	2,716,898

Mednax, Inc.(a)	38,800	2,565,068

Total		13,881,650

Health Care Technology 0.7%

Cerner Corp.(a)	40,829	2,640,003

Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.7%

Illumina, Inc.(a)	15,012	2,770,915

Pharmaceuticals 2.2%

Jazz Pharmaceuticals PLC(a)	16,851	2,759,014

Mylan, Inc.(a)	46,409	2,616,076

Perrigo Co. PLC	11,051	1,847,285

Salix Pharmaceuticals Ltd.(a)	9,370	1,076,988

Total		8,299,363

Total Health Care		49,381,101

Industrials 14.2%
Aerospace & Defense 0.7%

TransDigm Group, Inc.	12,630	2,479,900

Airlines 2.4%

Alaska Air Group, Inc.	66,490	3,973,443

Southwest Airlines Co.	116,873	4,946,065

Total		8,919,508

Building Products 0.5%

Fortune Brands Home & Security, Inc.	43,896	1,987,172

Commercial Services & Supplies 0.6%

Stericycle, Inc.(a)	18,011	2,360,882

Electrical Equipment 2.6%

AMETEK, Inc.	104,203	5,484,204

Rockwell Automation, Inc.	40,602	4,514,942

Total		9,999,146

Industrial Conglomerates 1.1%

Roper Industries, Inc.	26,514	4,145,464

Machinery 3.2%

Ingersoll-Rand PLC	67,518	4,279,966

Middleby Corp. (The)(a)	34,371	3,406,166

Pall Corp.	28,538	2,888,331

Wabtec Corp.	17,670	1,535,346

Total		12,109,809

Marine 0.8%

Kirby Corp.(a)	36,747	2,966,953

Professional Services 0.7%

Verisk Analytics, Inc., Class A(a)	41,098	2,632,327

Road & Rail 0.5%

Kansas City Southern	15,596	1,903,180

Trading Companies & Distributors 1.1%

United Rentals, Inc.(a)	42,454	4,330,733

Total Industrials		53,835,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 18.5%
Communications Equipment 1.6%

F5 Networks, Inc.(a)	21,014	2,741,592

Palo Alto Networks, Inc.(a)	27,999	3,431,837

Total		6,173,429

Internet Software & Services 3.0%

CoStar Group, Inc.(a)	24,339	4,469,371

LinkedIn Corp., Class A(a)	9,431	2,166,395

Rackspace Hosting, Inc.(a)	64,858	3,036,003

Twitter, Inc.(a)	47,808	1,714,873

Total		11,386,642

IT Services 2.8%

Alliance Data Systems Corp.(a)	12,583	3,599,367

FleetCor Technologies, Inc.(a)	29,058	4,321,215

Gartner, Inc.(a)	32,662	2,750,467

Total		10,671,049

Semiconductors & Semiconductor Equipment 4.3%

Avago Technologies Ltd.	13,380	1,345,894

Broadcom Corp., Class A	64,412	2,790,972

KLA-Tencor Corp.	20,250	1,423,980

Lam Research Corp.	36,209	2,872,822

NXP Semiconductors NV(a)	19,281	1,473,068

RF Micro Devices, Inc.	90,503	1,501,445

Skyworks Solutions, Inc.	64,564	4,694,449

Total		16,102,630

Software 6.3%

Activision Blizzard, Inc.	120,509	2,428,256

Electronic Arts, Inc.(a)	128,731	6,052,288

Intuit, Inc.	53,756	4,955,766

Red Hat, Inc.(a)	47,671	3,295,973

ServiceNow, Inc.(a)	49,182	3,336,999

Splunk, Inc.(a)	25,862	1,524,565

Tableau Software, Inc., Class A(a)	27,285	2,312,676

Total		23,906,523

Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.5%

SanDisk Corp.	17,809	1,744,926

Total Information Technology		69,985,199

Materials 6.7%
Chemicals 5.2%

Eastman Chemical Co.	49,710	3,771,000

International Flavors & Fragrances, Inc.	25,361	2,570,591

Sherwin-Williams Co. (The)	39,318	10,342,207

Westlake Chemical Corp.	49,520	3,025,177

Total		19,708,975

Construction Materials 0.8%

Eagle Materials, Inc.	38,961	2,962,205

Containers & Packaging 0.7%

Rock-Tenn Co., Class A	46,330	2,825,203

Total Materials		25,496,383

Telecommunication Services 1.7%
Wireless Telecommunication Services 1.7%

SBA Communications Corp., Class A(a)	58,904	6,524,207

Total Telecommunication Services		6,524,207

Total Common Stocks
(Cost: $312,924,215)		374,901,502

Money Market Funds 1.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(b)(c)	5,048,789	5,048,789

Total Money Market Funds
(Cost: $5,048,789)		5,048,789

Total Investments
(Cost: $317,973,004)		379,950,291

Other Assets & Liabilities, Net		(1,260,503)

Net Assets		378,689,788

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,020,628	193,298,703	(191,270,542)	5,048,789	4,789	5,048,789

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	88,134,054	—	—	88,134,054

Consumer Staples	27,021,931	—	—	27,021,931

Energy	24,080,343	—	—	24,080,343

Financials	30,443,210	—	—	30,443,210

Health Care	49,381,101	—	—	49,381,101

Industrials	53,835,074	—	—	53,835,074

Information Technology	69,985,199	—	—	69,985,199

Materials	25,496,383	—	—	25,496,383

Telecommunication Services	6,524,207	—	—	6,524,207

Total Equity Securities	374,901,502	—	—	374,901,502

Mutual Funds

Money Market Funds	5,048,789	—	—	5,048,789

Total Mutual Funds	5,048,789	—	—	5,048,789

Total	379,950,291	—	—	379,950,291

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $312,924,215)	$374,901,502

Affiliated issuers (identified cost $5,048,789)	5,048,789

Total investments (identified cost $317,973,004)	379,950,291

Receivable for:

Investments sold	471,616

Capital shares sold	43

Dividends	136,011

Expense reimbursement due from Investment Manager	14,816

Prepaid expenses	2,630

Total assets	380,575,407

Liabilities

Payable for:

Capital shares purchased	1,373,938

Investment management fees	263,059

Distribution and/or service fees	34,809

Transfer agent fees	20,767

Administration fees	20,767

Compensation of board members	91,033

Other expenses	81,246

Total liabilities	1,885,619

Net assets applicable to outstanding capital stock	$378,689,788

Represented by

Trust capital	$378,689,788

Total — representing net assets applicable to outstanding capital stock	$378,689,788

Class 1

Net assets	$81,261,803

Shares outstanding	4,186,376

Net asset value per share	$19.41

Class 2

Net assets	$10,439,474

Shares outstanding	543,748

Net asset value per share	$19.20

Class 3

Net assets	$286,988,511

Shares outstanding	14,871,514

Net asset value per share	$19.30

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$3,615,177

Dividends — affiliated issuers	4,789

Total income	3,619,966

Expenses:

Investment management fees	3,395,397

Distribution and/or service fees

Class 2	24,690

Class 3	368,006

Transfer agent fees

Class 1	85,711

Class 2	5,925

Class 3	176,637

Administration fees	267,962

Compensation of board members	22,483

Custodian fees	19,779

Printing and postage fees	84,090

Professional fees	29,807

Line of credit interest expense	42

Other	10,928

Total expenses	4,491,457

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(178,413)

Total net expenses	4,313,044

Net investment loss	(693,078)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	72,567,458

Net realized gain	72,567,458

Net change in unrealized appreciation (depreciation) on:

Investments	(42,593,272)

Net change in unrealized depreciation	(42,593,272)

Net realized and unrealized gain	29,974,186

Net increase in net assets resulting from operations	$29,281,108

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment loss	$(693,078)	$(1,495,173)

Net realized gain	72,567,458	80,338,721

Net change in unrealized appreciation (depreciation)	(42,593,272)	65,980,573

Net increase in net assets resulting from operations	29,281,108	144,824,121

Decrease in net assets from capital stock activity	(194,460,527)	(89,165,502)

Total increase (decrease) in net assets	(165,179,419)	55,658,619

Net assets at beginning of year	543,869,207	488,210,588

Net assets at end of year	$378,689,788	$543,869,207

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	1,131,931	20,421,787	1,740,337	28,214,363

Fund reorganization	—	—	1,501,118	22,415,463

Redemptions	(9,484,334)	(173,913,706)	(6,449,026)	(106,438,477)

Net decrease	(8,352,403)	(153,491,919)	(3,207,571)	(55,808,651)

Class 2 shares

Subscriptions	127,205	2,326,794	116,457	1,860,858

Fund reorganization	—	—	406,347	6,030,521

Redemptions	(111,165)	(2,032,387)	(62,341)	(1,014,978)

Net increase	16,040	294,407	460,463	6,876,401

Class 3 shares

Subscriptions	9,164	165,947	21,465	346,487

Redemptions	(2,252,052)	(41,428,962)	(2,596,182)	(40,579,739)

Net decrease	(2,242,888)	(41,263,015)	(2,574,717)	(40,233,252)

Total net decrease	(10,579,251)	(194,460,527)	(5,321,825)	(89,165,502)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014		2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$18.07		$13.78	$12.37	$14.55	$13.30

Income from investment operations:

Net investment income (loss)	(0.02)		(0.03)	0.06	(0.01)	(0.01)

Net realized and unrealized gain (loss)	1.36		4.32	1.35	(2.17)	1.26

Total from investment operations	1.34		4.29	1.41	(2.18)	1.25

Net asset value, end of period	$19.41		$18.07	$13.78	$12.37	$14.55

Total return	7.41%		31.13%	11.40%	(14.98%)	9.40%

Ratios to average net assets(b)

Total gross expenses	0.91	%(c)	0.90%	0.93%	0.92%	0.81	%(d)

Total net expenses(e)	0.88	%(c)	0.87%	0.88%	0.92%	0.81	%(d)

Net investment income (loss)	(0.09%)		(0.21%)	0.44%	(0.08%)	(0.09	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$81,262		$226,579	$216,944	$5	$5

Portfolio turnover	96%		115%	134%	165%	100%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014		2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.92		$13.69	$12.32	$14.53	$13.30

Income from investment operations:

Net investment loss	(0.05)		(0.06)	(0.01)	(0.03)	(0.03)

Net realized and unrealized gain (loss)	1.33		4.29	1.38	(2.18)	1.26

Total from investment operations	1.28		4.23	1.37	(2.21)	1.23

Net asset value, end of period	$19.20		$17.92	$13.69	$12.32	$14.53

Total return	7.14%		30.90%	11.12%	(15.21%)	9.25%

Ratios to average net assets(b)

Total gross expenses	1.17	%(c)	1.15%	1.18%	1.18%	1.09	%(d)

Total net expenses(e)	1.13	%(c)	1.12%	1.15%	1.18%	1.09	%(d)

Net investment loss	(0.30%)		(0.40%)	(0.04%)	(0.25%)	(0.31	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$10,439		$9,455	$921	$572	$134

Portfolio turnover	96%		115%	134%	165%	100%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014		2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$17.99		$13.73	$12.34	$14.53	$11.51

Income from investment operations:

Net investment income (loss)	(0.03)		(0.05)	0.00 (a)	(0.03)	(0.02)

Net realized and unrealized gain (loss)	1.34		4.31	1.39	(2.16)	3.04

Total from investment operations	1.31		4.26	1.39	(2.19)	3.02

Net asset value, end of period	$19.30		$17.99	$13.73	$12.34	$14.53

Total return	7.28%		31.03%	11.26%	(15.07%)	26.28%

Ratios to average net assets(b)

Total gross expenses	1.04	%(c)	1.03%	1.05%	1.03%	0.99%

Total net expenses(d)	1.00	%(c)	1.00%	1.03%	1.03%	0.99%

Net investment income (loss)	(0.18%)		(0.34%)	0.02%	(0.20%)	(0.19%)

Supplemental data

Net assets, end of period (in thousands)	$286,989		$307,835	$270,346	$292,116	$407,945

Portfolio turnover	96%		115%	134%	165%	100%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

20	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.76% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as

Annual Report 2014	21

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,901.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.880%	0.870%
Class 2	1.130	1.120
Class 3	1.005	0.995

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $425,457,226 and $617,599,256, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends —affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 93.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

22	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

For the year ended December 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $1,300,000 at a weighted average interest rate of 1.15%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 8. Fund Reorganization

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio — Mid Cap Growth Fund, a series of Columbia Funds Variable Insurance Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $505,587,635 and the combined net assets immediately after the acquisition were $534,033,619.

The reorganization was accomplished by a tax-free exchange of 4,834,745 shares of the acquired fund valued at $28,445,984 (including $6,087,353 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	1,501,118
Class 2	406,347

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on January 1, 2013 the Fund’s pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended December 31, 2013 would have been approximately $(1.2) million, $81.2 million, $67.1 million and $147.1 million, respectively.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to

Annual Report 2014	23

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

Annual Report 2014	25

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

26	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	27

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since

October 2014; Vice President & Resolution Officer, Ameriprise

Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since

August 2011 (previously, Counsel from May 2010 to August

2011); Assistant General Counsel, Bank of America, 2005-April

2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014	29

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

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30	Annual Report 2014

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Annual Report 2014	31

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

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32	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	33

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6651 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – S&P 500 Index Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — S&P 500 Index Fund (the Fund) Class 3 shares returned 13.21% for the 12 months ended December 31, 2014.

>	The S&P 500 Index rose 13.69% during the same period.

>	The utilities, health care and information technology sectors contributed the most to overall performance, while the energy, telecommunications and materials sectors were the main detractors.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	13.32	15.05	7.29
Class 2*	04/25/11	13.11	14.84	7.16
Class 3	05/01/00	13.21	14.96	7.25
S&P 500 Index		13.69	15.45	7.67

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — S&P 500 Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	3.5
Exxon Mobil Corp.	2.1
Microsoft Corp.	2.1
Johnson & Johnson	1.6
Berkshire Hathaway, Inc., Class B	1.5
Wells Fargo & Co.	1.4
General Electric Co.	1.4
Procter & Gamble Co. (The)	1.3
JPMorgan Chase & Co.	1.3
Chevron Corp.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	97.3
Consumer Discretionary	11.8
Consumer Staples	9.6
Energy	8.2
Financials	16.2
Health Care	13.8
Industrials	10.1
Information Technology	19.1
Materials	3.1
Telecommunication Services	2.2
Utilities	3.2
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 13.21%. The Fund closely tracked its benchmark, the S&P 500 Index, which returned 13.69% for the same time period. The S&P 500 Index is a market-capitalization weighted index containing 500 large-cap U.S. companies. The Fund holds each of these stocks at approximately the same weight as the benchmark. The sectors that contributed the most to returns were utilities, health care and information technology. Telecommunications and materials underperformed, while energy had a negative absolute return.

U.S. Economy Fires on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector’s recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year-end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Another Good Year for U.S. Stocks

U.S. financial markets rallied throughout most of 2014. The benchmark finished the year up 13.69%, achieving new highs and broad market participation, as 75% of the benchmark constituents experienced a positive return for 2014. The stock market in 2014 reflected significant shifts in the business world and wider society. A torrent of corporate mergers drove stocks higher. Alibaba, the dominant Chinese online retailer, executed the largest initial public offering ever in September.

A near halving in the price of crude oil in 2014 was bad news for many energy companies, but the decline in the cost of fuel was a big boon for airlines. Shares of Southwest Airlines gained approximately 125% in 2014, making it the top performer within the benchmark. Still, volatility returned in the second half of the year as concerns about global economic growth, the health of emerging markets, geopolitical tensions, the Federal Reserve’s next move and plunging oil prices had investors on edge.

Contributors and Detractors

At the sector level, the strongest contributors to 2014 performance were utilities, health care and information technology. At the industry level, airline, technology hardware, storage and peripherals, semiconductors and semiconductor equipment, road and rail and distributors industries provided the greatest gains. Apple, Microsoft, Berkshire Hathaway Class B, Intel and Wells Fargo were the top individual performers for the year.

4	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Manager Discussion of Fund Performance (continued)

By contrast, the sectors that detracted the most from results were energy, which had a negative absolute return, and telecommunications and materials, which underperformed the benchmark average. At the industry level, leisure products, construction and engineering, metals and mining, internet and catalog retail and energy equipment and services were the biggest detractors. The stocks that most hurt returns included Amazon, IBM, ExxonMobil, General Electric and Chevron.

During the year, there were 30 additions and deletions to the benchmark. Changes to the portfolio during the period matched changes made to the benchmark.

Year-End Trends

Closing out the year, investors continue to rotate toward defensive sectors, such as consumer staples, health care and utilities, helped in part by the steady decline in long-term interest rates. More cyclical sectors, such as basic materials, industrials and technology, have fallen out of favor.

Annual Report 2014	5

Columbia Variable Portfolio – S&P 500 Index Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,059.50	1,023.64	1.61	1.58	0.31
Class 2	1,000.00	1,000.00	1,058.50	1,022.38	2.91	2.85	0.56
Class 3	1,000.00	1,000.00	1,059.00	1,022.99	2.28	2.24	0.44

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%
Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Auto Components 0.4%

BorgWarner, Inc.	3,704	203,535

Delphi Automotive PLC	4,824	350,801

Goodyear Tire & Rubber Co. (The)	4,472	127,765

Johnson Controls, Inc.	10,858	524,876

Total		1,206,977

Automobiles 0.6%

Ford Motor Co.	62,722	972,191

General Motors Co.	21,995	767,845

Harley-Davidson, Inc.	3,490	230,026

Total		1,970,062

Distributors 0.1%

Genuine Parts Co.	2,490	265,359

Diversified Consumer Services 0.1%

H&R Block, Inc.	4,485	151,055

Hotels, Restaurants & Leisure 1.6%

Carnival Corp.	7,342	332,813

Chipotle Mexican Grill, Inc.(a)	506	346,362

Darden Restaurants, Inc.	2,163	126,817

Marriott International, Inc., Class A	3,463	270,218

McDonald’s Corp.	15,859	1,485,988

Royal Caribbean Cruises Ltd.	2,720	224,209

Starbucks Corp.	12,197	1,000,764

Starwood Hotels & Resorts Worldwide, Inc.	2,912	236,076

Wyndham Worldwide Corp.	2,011	172,463

Wynn Resorts Ltd.	1,318	196,066

Yum! Brands, Inc.	7,132	519,566

Total		4,911,342

Household Durables 0.4%

D.R. Horton, Inc.	5,408	136,768

Garmin Ltd.	1,963	103,705

Harman International Industries, Inc.	1,117	119,195

Leggett & Platt, Inc.	2,245	95,660

Lennar Corp., Class A	2,910	130,397

Mohawk Industries, Inc.(a)	1,010	156,914

Newell Rubbermaid, Inc.	4,419	168,320

PulteGroup, Inc.	5,437	116,678

Whirlpool Corp.	1,268	245,662

Total		1,273,299

Internet & Catalog Retail 1.2%

Amazon.com, Inc.(a)	6,186	1,919,825

Expedia, Inc.	1,608	137,259

Common Stocks (continued)
Issuer	Shares	Value ($)
Netflix, Inc.(a)	984	336,144

Priceline Group, Inc. (The)(a)	855	974,879

TripAdvisor, Inc.(a)	1,816	135,583

Total		3,503,690

Leisure Products 0.1%

Hasbro, Inc.	1,845	101,457

Mattel, Inc.	5,522	170,878

Total		272,335

Media 3.5%

Cablevision Systems Corp., Class A	3,568	73,644

CBS Corp., Class B Non Voting	7,771	430,047

Comcast Corp., Class A	41,983	2,435,434

DIRECTV(a)	8,183	709,466

Discovery Communications, Inc., Class A(a)	2,419	83,335

Discovery Communications, Inc., Class C(a)	4,454	150,189

Gannett Co., Inc.	3,680	117,502

Interpublic Group of Companies, Inc. (The)	6,817	141,589

News Corp., Class A(a)	8,132	127,591

Omnicom Group, Inc.	4,045	313,366

Scripps Networks Interactive, Inc., Class A	1,654	124,497

Time Warner Cable, Inc.	4,571	695,066

Time Warner, Inc.	13,666	1,167,350

Twenty-First Century Fox, Inc., Class A	30,219	1,160,561

Viacom, Inc., Class B	6,022	453,155

Walt Disney Co. (The)	25,422	2,394,498

Total		10,577,290

Multiline Retail 0.7%

Dollar General Corp.(a)	4,945	349,612

Dollar Tree, Inc.(a)	3,353	235,984

Family Dollar Stores, Inc.	1,567	124,122

Kohl’s Corp.	3,291	200,883

Macy’s, Inc.	5,626	369,909

Nordstrom, Inc.	2,292	181,962

Target Corp.	10,382	788,098

Total		2,250,570

Specialty Retail 2.3%

AutoNation, Inc.(a)	1,215	73,398

AutoZone, Inc.(a)	522	323,176

Bed Bath & Beyond, Inc.(a)	3,021	230,110

Best Buy Co., Inc.	4,744	184,921

CarMax, Inc.(a)	3,509	233,629

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
GameStop Corp., Class A	1,766	59,691

Gap, Inc. (The)	4,349	183,136

Home Depot, Inc. (The)	21,474	2,254,126

L Brands, Inc.	4,009	346,979

Lowe’s Companies, Inc.	15,855	1,090,824

O’Reilly Automotive, Inc.(a)	1,652	318,208

PetSmart, Inc.	1,620	131,698

Ross Stores, Inc.	3,420	322,369

Staples, Inc.	10,429	188,974

Tiffany & Co.	1,834	195,981

TJX Companies, Inc. (The)	11,228	770,016

Tractor Supply Co.	2,215	174,586

Urban Outfitters, Inc.(a)	1,632	57,332

Total		7,139,154

Textiles, Apparel & Luxury Goods 0.8%

Coach, Inc.	4,493	168,757

Fossil Group, Inc.(a)	732	81,062

Michael Kors Holdings Ltd.(a)	3,355	251,960

Nike, Inc., Class B	11,373	1,093,514

PVH Corp.	1,341	171,876

Ralph Lauren Corp.	986	182,568

Under Armour, Inc., Class A(a)	2,715	184,348

VF Corp.	5,631	421,762

Total		2,555,847

Total Consumer Discretionary		36,076,980

Consumer Staples 9.6%
Beverages 2.1%

Brown-Forman Corp., Class B	2,552	224,168

Coca-Cola Co. (The)	64,242	2,712,297

Coca-Cola Enterprises, Inc.	3,622	160,165

Constellation Brands, Inc., Class A(a)	2,736	268,593

Dr. Pepper Snapple Group, Inc.	3,167	227,011

Molson Coors Brewing Co., Class B	2,595	193,379

Monster Beverage Corp.(a)	2,350	254,622

PepsiCo, Inc.	24,387	2,306,035

Total		6,346,270

Food & Staples Retailing 2.4%

Costco Wholesale Corp.	7,133	1,011,103

CVS Health Corp.	18,682	1,799,263

Kroger Co. (The)	8,005	514,001

Safeway, Inc.	3,753	131,805

SYSCO Corp.	9,580	380,230

Wal-Mart Stores, Inc.	25,738	2,210,380

Common Stocks (continued)
Issuer	Shares	Value ($)
Walgreens Boots Alliance, Inc.	14,175	1,080,135

Whole Foods Market, Inc.	5,861	295,512

Total		7,422,429

Food Products 1.6%

Archer-Daniels-Midland Co.	10,492	545,584

Campbell Soup Co.	2,918	128,392

ConAgra Foods, Inc.	6,921	251,094

General Mills, Inc.	9,839	524,714

Hershey Co. (The)	2,414	250,887

Hormel Foods Corp.	2,190	114,099

JM Smucker Co. (The)	1,657	167,324

Kellogg Co.	4,106	268,697

Keurig Green Mountain, Inc.	1,980	262,142

Kraft Foods Group, Inc.	9,596	601,285

McCormick & Co., Inc.	2,107	156,550

Mead Johnson Nutrition Co.	3,290	330,776

Mondelez International, Inc., Class A	27,379	994,542

Tyson Foods, Inc., Class A	4,774	191,390

Total		4,787,476

Household Products 2.0%

Clorox Co. (The)	2,109	219,779

Colgate-Palmolive Co.	13,961	965,961

Kimberly-Clark Corp.	6,068	701,097

Procter & Gamble Co. (The)	44,035	4,011,148

Total		5,897,985

Personal Products 0.1%

Avon Products, Inc.	7,084	66,519

Estee Lauder Companies, Inc. (The), Class A	3,650	278,130

Total		344,649

Tobacco 1.4%

Altria Group, Inc.	32,208	1,586,888

Lorillard, Inc.	5,869	369,395

Philip Morris International, Inc.	25,322	2,062,477

Reynolds American, Inc.	5,024	322,893

Total		4,341,653

Total Consumer Staples		29,140,462

Energy 8.2%
Energy Equipment & Services 1.3%

Baker Hughes, Inc.	7,053	395,462

Cameron International Corp.(a)	3,216	160,639

Diamond Offshore Drilling, Inc.	1,097	40,271

Ensco PLC, Class A	3,818	114,349

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
FMC Technologies, Inc.(a)	3,813	178,601

Halliburton Co.	13,813	543,265

Helmerich & Payne, Inc.	1,766	119,064

Nabors Industries Ltd.	4,719	61,253

National Oilwell Varco, Inc.	7,018	459,890

Noble Corp. PLC	4,105	68,020

Schlumberger Ltd.	20,969	1,790,962

Transocean Ltd.	5,550	101,731

Total		4,033,507

Oil, Gas & Consumable Fuels 6.9%

Anadarko Petroleum Corp.	8,251	680,707

Apache Corp.	6,135	384,480

Cabot Oil & Gas Corp.	6,729	199,246

Chesapeake Energy Corp.	8,456	165,484

Chevron Corp.	30,808	3,456,041

Cimarex Energy Co.	1,420	150,520

ConocoPhillips	20,062	1,385,482

CONSOL Energy, Inc.	3,753	126,889

Denbury Resources, Inc.	5,744	46,699

Devon Energy Corp.	6,266	383,542

EOG Resources, Inc.	8,929	822,093

EQT Corp.	2,471	187,055

Exxon Mobil Corp.	69,009	6,379,882

Hess Corp.	4,142	305,762

Kinder Morgan, Inc.	27,689	1,171,522

Marathon Oil Corp.	11,000	311,190

Marathon Petroleum Corp.	4,566	412,127

Murphy Oil Corp.	2,719	137,364

Newfield Exploration Co.(a)	2,238	60,695

Noble Energy, Inc.	5,873	278,556

Occidental Petroleum Corp.	12,639	1,018,830

ONEOK, Inc.	3,394	168,987

Phillips 66	9,019	646,662

Pioneer Natural Resources Co.	2,427	361,259

QEP Resources, Inc.	2,703	54,655

Range Resources Corp.	2,749	146,934

Southwestern Energy Co.(a)	5,757	157,108

Spectra Energy Corp.	10,936	396,977

Tesoro Corp.	2,059	153,087

Valero Energy Corp.	8,492	420,354

Williams Companies, Inc. (The)	10,963	492,677

Total		21,062,866

Total Energy		25,096,373

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 16.2%
Banks 5.9%

Bank of America Corp.	171,380	3,065,988

BB&T Corp.	11,738	456,491

Citigroup, Inc.	49,369	2,671,357

Comerica, Inc.	2,930	137,241

Fifth Third Bancorp	13,426	273,555

Huntington Bancshares, Inc.	13,274	139,642

JPMorgan Chase & Co.	60,917	3,812,186

KeyCorp	14,120	196,268

M&T Bank Corp.	2,154	270,585

PNC Financial Services Group, Inc. (The)	8,576	782,389

Regions Financial Corp.	22,433	236,892

SunTrust Banks, Inc.	8,496	355,982

U.S. Bancorp	29,163	1,310,877

Wells Fargo & Co.	76,933	4,217,467

Zions Bancorporation	3,309	94,340

Total		18,021,260

Capital Markets 2.2%

Affiliated Managers Group, Inc.(a)	905	192,077

Ameriprise Financial, Inc.(b)	3,005	397,411

Bank of New York Mellon Corp. (The)	18,344	744,216

BlackRock, Inc.	2,075	741,937

Charles Schwab Corp. (The)	18,724	565,278

E*TRADE Financial Corp.(a)	4,706	114,144

Franklin Resources, Inc.	6,390	353,815

Goldman Sachs Group, Inc. (The)	6,599	1,279,084

Invesco Ltd.	7,019	277,391

Legg Mason, Inc.	1,638	87,420

Morgan Stanley	24,879	965,305

Northern Trust Corp.	3,609	243,247

State Street Corp.	6,806	534,271

T. Rowe Price Group, Inc.	4,227	362,930

Total		6,858,526

Consumer Finance 0.9%

American Express Co.	14,500	1,349,080

Capital One Financial Corp.	9,060	747,903

Discover Financial Services	7,388	483,840

Navient Corp.	6,685	144,463

Total		2,725,286

Diversified Financial Services 2.0%

Berkshire Hathaway, Inc., Class B(a)	29,716	4,461,857

CME Group, Inc.	5,160	457,434

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Intercontinental Exchange, Inc.	1,835	402,397

Leucadia National Corp.	5,166	115,822

McGraw Hill Financial, Inc.	4,423	393,559

Moody’s Corp.	2,993	286,759

NASDAQ OMX Group, Inc. (The)	1,914	91,796

Total		6,209,624

Insurance 2.7%

ACE Ltd.	5,408	621,271

Aflac, Inc.	7,341	448,462

Allstate Corp. (The)	6,833	480,018

American International Group, Inc.	22,814	1,277,812

Aon PLC	4,645	440,485

Assurant, Inc.	1,147	78,489

Chubb Corp. (The)	3,843	397,635

Cincinnati Financial Corp.	2,397	124,236

Genworth Financial, Inc., Class A(a)	8,094	68,799

Hartford Financial Services Group, Inc. (The)	7,034	293,247

Lincoln National Corp.	4,233	244,117

Loews Corp.	4,878	204,974

Marsh & McLennan Companies, Inc.	8,813	504,456

MetLife, Inc.	18,515	1,001,476

Principal Financial Group, Inc.	4,453	231,289

Progressive Corp. (The)	8,715	235,218

Prudential Financial, Inc.	7,462	675,013

Torchmark Corp.	2,098	113,649

Travelers Companies, Inc. (The)	5,402	571,802

Unum Group	4,106	143,217

XL Group PLC	4,207	144,595

Total		8,300,260

Real Estate Investment Trusts (REITs) 2.3%

American Tower Corp.	6,459	638,472

Apartment Investment & Management Co., Class A	2,384	88,566

AvalonBay Communities, Inc.	2,152	351,615

Boston Properties, Inc.	2,493	320,824

Crown Castle International Corp.	5,443	428,364

Equity Residential	5,907	424,359

Essex Property Trust, Inc.	1,040	214,864

General Growth Properties, Inc.	10,225	287,629

HCP, Inc.	7,484	329,521

Health Care REIT, Inc.	5,341	404,154

Host Hotels & Resorts, Inc.	12,342	293,369

Iron Mountain, Inc.	3,038	117,449

Common Stocks (continued)
Issuer	Shares	Value ($)
Kimco Realty Corp.	6,705	168,564

Macerich Co. (The)	2,295	191,426

Plum Creek Timber Co., Inc.	2,866	122,636

ProLogis, Inc.	8,147	350,565

Public Storage	2,364	436,985

Simon Property Group, Inc.	5,064	922,205

Ventas, Inc.	4,798	344,017

Vornado Realty Trust	2,845	334,885

Weyerhaeuser Co.	8,543	306,608

Total		7,077,077

Real Estate Management & Development 0.1%

CBRE Group, Inc., Class A(a)	4,556	156,043

Thrifts & Mortgage Finance 0.1%

Hudson City Bancorp, Inc.	7,840	79,341

People’s United Financial, Inc.	5,018	76,173

Total		155,514

Total Financials		49,503,590

Health Care 13.8%
Biotechnology 2.8%

Alexion Pharmaceuticals, Inc.(a)	3,232	598,017

Amgen, Inc.	12,398	1,974,877

Biogen Idec, Inc.(a)	3,850	1,306,882

Celgene Corp.(a)	13,015	1,455,858

Gilead Sciences, Inc.(a)	24,588	2,317,665

Regeneron Pharmaceuticals, Inc.(a)	1,210	496,403

Vertex Pharmaceuticals, Inc.(a)	3,920	465,696

Total		8,615,398

Health Care Equipment & Supplies 2.2%

Abbott Laboratories	24,537	1,104,656

Baxter International, Inc.	8,834	647,444

Becton Dickinson and Co.	3,131	435,710

Boston Scientific Corp.(a)	21,615	286,399

CareFusion Corp.(a)	3,324	197,246

Covidien PLC	7,381	754,929

CR Bard, Inc.	1,223	203,776

DENTSPLY International, Inc.	2,306	122,840

Edwards Lifesciences Corp.(a)	1,742	221,896

Intuitive Surgical, Inc.(a)	593	313,661

Medtronic, Inc.	16,043	1,158,304

St. Jude Medical, Inc.	4,657	302,845

Stryker Corp.	4,869	459,293

Varian Medical Systems, Inc.(a)	1,627	140,752

Zimmer Holdings, Inc.	2,759	312,926

Total		6,662,677

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.2%

Aetna, Inc.	5,729	508,907

AmerisourceBergen Corp.	3,386	305,282

Anthem, Inc.	4,398	552,697

Cardinal Health, Inc.	5,393	435,377

CIGNA Corp.	4,262	438,602

DaVita HealthCare Partners, Inc.(a)	2,801	212,148

Express Scripts Holding Co.(a)	11,959	1,012,569

Humana, Inc.	2,497	358,644

Laboratory Corp. of America Holdings(a)	1,378	148,686

McKesson Corp.	3,780	784,652

Patterson Companies, Inc.	1,395	67,099

Quest Diagnostics, Inc.	2,354	157,859

Tenet Healthcare Corp.(a)	1,604	81,275

UnitedHealth Group, Inc.	15,642	1,581,250

Universal Health Services, Inc., Class B	1,485	165,221

Total		6,810,268

Health Care Technology 0.1%

Cerner Corp.(a)	4,951	320,132

Life Sciences Tools & Services 0.4%

Agilent Technologies, Inc.	5,437	222,591

PerkinElmer, Inc.	1,841	80,507

Thermo Fisher Scientific, Inc.	6,519	816,765

Waters Corp.(a)	1,357	152,961

Total		1,272,824

Pharmaceuticals 6.1%

AbbVie, Inc.	25,964	1,699,084

Actavis PLC(a)	4,319	1,111,754

Allergan, Inc.	4,855	1,032,125

Bristol-Myers Squibb Co.	27,034	1,595,817

Eli Lilly & Co.	15,967	1,101,563

Hospira, Inc.(a)	2,755	168,744

Johnson & Johnson	45,618	4,770,274

Mallinckrodt PLC(a)	1,895	187,662

Merck & Co., Inc.	46,459	2,638,407

Mylan, Inc.(a)	6,101	343,913

Perrigo Co. PLC	2,296	383,799

Pfizer, Inc.	102,677	3,198,389

Zoetis, Inc.	8,170	351,555

Total		18,583,086

Total Health Care		42,264,385

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 10.1%
Aerospace & Defense 2.6%

Boeing Co. (The)	10,807	1,404,694

General Dynamics Corp.	5,129	705,853

Honeywell International, Inc.	12,759	1,274,879

L-3 Communications Holdings, Inc.	1,386	174,927

Lockheed Martin Corp.	4,378	843,072

Northrop Grumman Corp.	3,293	485,355

Precision Castparts Corp.	2,324	559,805

Raytheon Co.	5,023	543,338

Rockwell Collins, Inc.	2,165	182,899

Textron, Inc.	4,499	189,453

United Technologies Corp.	13,815	1,588,725

Total		7,953,000

Air Freight & Logistics 0.8%

CH Robinson Worldwide, Inc.	2,385	178,613

Expeditors International of Washington, Inc.	3,144	140,254

FedEx Corp.	4,291	745,175

United Parcel Service, Inc., Class B	11,360	1,262,891

Total		2,326,933

Airlines 0.4%

Delta Air Lines, Inc.	13,640	670,952

Southwest Airlines Co.	11,060	468,059

Total		1,139,011

Building Products 0.1%

Allegion PLC	1,559	86,462

Masco Corp.	5,807	146,337

Total		232,799

Commercial Services & Supplies 0.4%

ADT Corp. (The)	2,844	103,038

Cintas Corp.	1,582	124,092

Pitney Bowes, Inc.	3,276	79,836

Republic Services, Inc.	4,115	165,629

Stericycle, Inc.(a)	1,385	181,546

Tyco International PLC	6,819	299,081

Waste Management, Inc.	6,940	356,161

Total		1,309,383

Construction & Engineering 0.1%

Fluor Corp.	2,544	154,242

Jacobs Engineering Group, Inc.(a)	2,129	95,145

Quanta Services, Inc.(a)	3,548	100,728

Total		350,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.5%

AMETEK, Inc.	4,010	211,046

Eaton Corp. PLC	7,736	525,739

Emerson Electric Co.	11,302	697,673

Rockwell Automation, Inc.	2,212	245,974

Total		1,680,432

Industrial Conglomerates 2.3%

3M Co.	10,443	1,715,994

Danaher Corp.	9,961	853,757

General Electric Co.	163,652	4,135,486

Roper Industries, Inc.	1,632	255,163

Total		6,960,400

Machinery 1.5%

Caterpillar, Inc.	9,865	902,944

Cummins, Inc.	2,770	399,351

Deere & Co.	5,839	516,576

Dover Corp.	2,695	193,285

Flowserve Corp.	2,221	132,882

Illinois Tool Works, Inc.	5,860	554,942

Ingersoll-Rand PLC	4,324	274,098

Joy Global, Inc.	1,600	74,432

PACCAR, Inc.	5,771	392,486

Pall Corp.	1,738	175,903

Parker-Hannifin Corp.	2,423	312,446

Pentair PLC	3,043	202,116

Snap-On, Inc.	946	129,356

Stanley Black & Decker, Inc.	2,552	245,196

Xylem, Inc.	2,965	112,878

Total		4,618,891

Professional Services 0.2%

Dun & Bradstreet Corp. (The)	585	70,762

Equifax, Inc.	1,965	158,910

Nielsen NV	5,280	236,174

Robert Half International, Inc.	2,213	129,195

Total		595,041

Road & Rail 1.0%

CSX Corp.	16,220	587,651

Kansas City Southern	1,800	219,654

Norfolk Southern Corp.	5,043	552,763

Ryder System, Inc.	866	80,408

Union Pacific Corp.	14,487	1,725,836

Total		3,166,312

Trading Companies & Distributors 0.2%

Fastenal Co.	4,443	211,309

Common Stocks (continued)
Issuer	Shares	Value ($)
United Rentals, Inc.(a)	1,625	165,766

WW Grainger, Inc.	990	252,341

Total		629,416

Total Industrials		30,961,733

Information Technology 19.1%
Communications Equipment 1.6%

Cisco Systems, Inc.	83,331	2,317,852

F5 Networks, Inc.(a)	1,204	157,080

Harris Corp.	1,702	122,237

Juniper Networks, Inc.	6,274	140,036

Motorola Solutions, Inc.	3,451	231,493

QUALCOMM, Inc.	27,093	2,013,823

Total		4,982,521

Electronic Equipment, Instruments & Components 0.4%

Amphenol Corp., Class A	5,041	271,256

Corning, Inc.	20,891	479,031

FLIR Systems, Inc.	2,295	74,152

TE Connectivity Ltd.	6,625	419,031

Total		1,243,470

Internet Software & Services 3.1%

Akamai Technologies, Inc.(a)	2,902	182,710

eBay, Inc.(a)	18,423	1,033,899

Facebook, Inc., Class A(a)	34,075	2,658,532

Google, Inc., Class A(a)	4,646	2,465,446

Google, Inc., Class C(a)	4,641	2,443,022

VeriSign, Inc.(a)	1,778	101,346

Yahoo!, Inc.(a)	14,356	725,122

Total		9,610,077

IT Services 3.2%

Accenture PLC, Class A	10,227	913,373

Alliance Data Systems Corp.(a)	1,040	297,492

Automatic Data Processing, Inc.	7,855	654,871

Cognizant Technology Solutions Corp., Class A(a)	9,924	522,598

Computer Sciences Corp.	2,288	144,258

Fidelity National Information Services, Inc.	4,623	287,551

Fiserv, Inc.(a)	3,975	282,106

International Business Machines Corp.	14,998	2,406,279

MasterCard, Inc., Class A	15,970	1,375,975

Paychex, Inc.	5,321	245,671

Teradata Corp.(a)	2,492	108,851

Total System Services, Inc.	2,694	91,488

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Visa, Inc., Class A	7,961	2,087,374

Western Union Co. (The)	8,517	152,539

Xerox Corp.	17,488	242,384

Total		9,812,810

Semiconductors & Semiconductor Equipment 2.4%

Altera Corp.	4,967	183,481

Analog Devices, Inc.	5,070	281,486

Applied Materials, Inc.	19,854	494,762

Avago Technologies Ltd.	4,120	414,431

Broadcom Corp., Class A	8,781	380,481

First Solar, Inc.(a)	1,226	54,673

Intel Corp.	78,795	2,859,471

KLA-Tencor Corp.	2,682	188,598

Lam Research Corp.	2,591	205,570

Linear Technology Corp.	3,885	177,156

Microchip Technology, Inc.	3,274	147,690

Micron Technology, Inc.(a)	17,496	612,535

NVIDIA Corp.	8,413	168,681

Texas Instruments, Inc.	17,216	920,453

Xilinx, Inc.	4,308	186,493

Total		7,275,961

Software 3.8%

Adobe Systems, Inc.(a)	7,723	561,462

Autodesk, Inc.(a)	3,708	222,702

CA, Inc.	5,218	158,888

Citrix Systems, Inc.(a)	2,624	167,411

Electronic Arts, Inc.(a)	5,065	238,131

Intuit, Inc.	4,653	428,960

Microsoft Corp.	134,330	6,239,629

Oracle Corp.	52,717	2,370,684

Red Hat, Inc.(a)	3,059	211,499

salesforce.com, Inc.(a)	9,565	567,300

Symantec Corp.	11,246	288,516

Total		11,455,182

Technology Hardware, Storage & Peripherals 4.6%

Apple, Inc.(c)	95,575	10,549,568

EMC Corp.	33,164	986,297

Hewlett-Packard Co.	30,415	1,220,554

NetApp, Inc.	5,079	210,525

SanDisk Corp.	3,594	352,140

Seagate Technology PLC	5,331	354,512

Western Digital Corp.	3,557	393,760

Total		14,067,356

Total Information Technology		58,447,377

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.1%
Chemicals 2.3%

Air Products & Chemicals, Inc.	3,132	451,728

Airgas, Inc.	1,098	126,468

CF Industries Holdings, Inc.	812	221,303

Dow Chemical Co. (The)	18,054	823,443

Eastman Chemical Co.	2,420	183,581

Ecolab, Inc.	4,401	459,993

EI du Pont de Nemours & Co.	14,763	1,091,576

FMC Corp.	2,173	123,926

International Flavors & Fragrances, Inc.	1,322	133,998

LyondellBasell Industries NV, Class A	6,770	537,470

Monsanto Co.	7,890	942,618

Mosaic Co. (The)	5,142	234,732

PPG Industries, Inc.	2,236	516,852

Praxair, Inc.	4,747	615,021

Sherwin-Williams Co. (The)	1,331	350,106

Sigma-Aldrich Corp.	1,939	266,167

Total		7,078,982

Construction Materials 0.1%

Martin Marietta Materials, Inc.	1,010	111,423

Vulcan Materials Co.	2,147	141,122

Total		252,545

Containers & Packaging 0.2%

Avery Dennison Corp.	1,486	77,094

Ball Corp.	2,233	152,224

MeadWestvaco Corp.	2,716	120,563

Owens-Illinois, Inc.(a)	2,689	72,576

Sealed Air Corp.	3,442	146,044

Total		568,501

Metals & Mining 0.4%

Alcoa, Inc.	19,213	303,373

Allegheny Technologies, Inc.	1,770	61,543

Freeport-McMoRan, Inc.	16,934	395,578

Newmont Mining Corp.	8,129	153,638

Nucor Corp.	5,199	255,011

Total		1,169,143

Paper & Forest Products 0.1%

International Paper Co.	6,903	369,863

Total Materials		9,439,034

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 2.2%
Diversified Telecommunication Services 2.2%

AT&T, Inc.	84,528	2,839,297

CenturyLink, Inc.	9,298	368,015

Frontier Communications Corp.	16,331	108,928

Level 3 Communications, Inc.(a)	4,545	224,432

Verizon Communications, Inc.	67,625	3,163,497

Windstream Holdings, Inc.	9,823	80,941

Total		6,785,110

Total Telecommunication Services		6,785,110

Utilities 3.2%
Electric Utilities 1.8%

American Electric Power Co., Inc.	7,971	483,999

Duke Energy Corp.	11,526	962,882

Edison International	5,310	347,699

Entergy Corp.	2,940	257,191

Exelon Corp.	14,004	519,268

FirstEnergy Corp.	6,858	267,393

NextEra Energy, Inc.	7,113	756,041

Northeast Utilities	5,165	276,431

Pepco Holdings, Inc.	4,104	110,521

Pinnacle West Capital Corp.	1,802	123,095

PPL Corp.	10,840	393,817

Southern Co. (The)	14,664	720,149

Xcel Energy, Inc.	8,243	296,089

Total		5,514,575

Gas Utilities 0.1%

AGL Resources, Inc.	1,948	106,185

Independent Power and Renewable Electricity Producers 0.1%

AES Corp. (The)	10,693	147,243

Common Stocks (continued)
Issuer	Shares	Value ($)
NRG Energy, Inc.	5,512	148,548

Total		295,791

Multi-Utilities 1.2%

Ameren Corp.	3,952	182,306

CenterPoint Energy, Inc.	7,004	164,104

CMS Energy Corp.	4,481	155,715

Consolidated Edison, Inc.	4,773	315,066

Dominion Resources, Inc.	9,514	731,626

DTE Energy Co.	2,886	249,264

Integrys Energy Group, Inc.	1,301	101,283

NiSource, Inc.	5,144	218,208

PG&E Corp.	7,741	412,131

Public Service Enterprise Group, Inc.	8,248	341,550

SCANA Corp.	2,323	140,309

Sempra Energy	3,768	419,604

TECO Energy, Inc.	3,827	78,415

Wisconsin Energy Corp.	3,677	193,925

Total		3,703,506

Total Utilities		9,620,057

Total Common Stocks
(Cost: $165,580,064)		297,335,101

Money Market Funds 2.7%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(b)(d)	8,224,754	8,224,754

Total Money Market Funds
(Cost: $8,224,754)		8,224,754

Total Investments
(Cost: $173,804,818)		305,559,855

Other Assets & Liabilities, Net		(89,214)

Net Assets		305,470,641

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $838,888 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	16	USD	8,209,600	03/2015	180,595	—

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	96,828	4,030	(16,611)	12,817	97,064	6,872	397,411

Columbia Short-Term Cash Fund	5,558,274	30,181,718	(27,515,238)	—	8,224,754	4,971	8,224,754

Total	5,655,102	30,185,748	(27,531,849)	12,817	8,321,818	11,843	8,622,165

(c)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2014.

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – S&P 500 Index Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	36,076,980	—	—	36,076,980

Consumer Staples	29,140,462	—	—	29,140,462

Energy	25,096,373	—	—	25,096,373

Financials	49,503,590	—	—	49,503,590

Health Care	42,264,385	—	—	42,264,385

Industrials	30,961,733	—	—	30,961,733

Information Technology	58,447,377	—	—	58,447,377

Materials	9,439,034	—	—	9,439,034

Telecommunication Services	6,785,110	—	—	6,785,110

Utilities	9,620,057	—	—	9,620,057

Total Equity Securities	297,335,101	—	—	297,335,101

Mutual Funds

Money Market Funds	8,224,754	—	—	8,224,754

Total Mutual Funds	8,224,754	—	—	8,224,754

Investments in Securities	305,559,855	—	—	305,559,855
Derivatives

Assets

Futures Contracts	180,595	—	—	180,595

Total	305,740,450	—	—	305,740,450

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $165,483,000)	$296,937,690

Affiliated issuers (identified cost $8,321,818)	8,622,165

Total investments (identified cost $173,804,818)	305,559,855

Receivable for:

Capital shares sold	87,278

Dividends	393,568

Reclaims	879

Prepaid expenses	2,317

Trustees’ deferred compensation plan	14,223

Total assets	306,058,120

Liabilities

Disbursements in excess of cash	347

Payable for:

Capital shares purchased	276,603

Variation margin	97,200

Investment management fees	27,390

Distribution and/or service fees	35,972

Transfer agent fees	16,434

Administration fees	27,390

Compensation of board members	24,162

Printing and postage fees	44,206

Other expenses	23,552

Trustees’ deferred compensation plan	14,223

Total liabilities	587,479

Net assets applicable to outstanding capital stock	$305,470,641

Represented by

Trust capital	$305,470,641

Total — representing net assets applicable to outstanding capital stock	$305,470,641

Class 1

Net assets	$3,402

Shares outstanding	225

Net asset value per share(a)	$15.14

Class 2

Net assets	$15,166,122

Shares outstanding	1,010,724

Net asset value per share	$15.01

Class 3

Net assets	$290,301,117

Shares outstanding	19,253,886

Net asset value per share	$15.08

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$5,652,156

Dividends — affiliated issuers	11,843

Interest	2

Foreign taxes withheld	(654)

Total income	5,663,347

Expenses:

Investment management fees	279,617

Distribution and/or service fees

Class 2	38,738

Class 3	330,150

Transfer agent fees

Class 1	6

Class 2	9,297

Class 3	158,467

Administration fees	279,617

Compensation of board members	14,719

Custodian fees	9,488

Printing and postage fees	65,461

Licensing fees	15,000

Professional fees	27,893

Other	8,536

Total expenses	1,236,989

Net investment income	4,426,358

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	4,323,383

Investments — affiliated issuers	12,817

Futures contracts	828,780

Net realized gain	5,164,980

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	25,507,790

Investments — affiliated issuers	38,794

Futures contracts	(42,147)

Net change in unrealized appreciation	25,504,437

Net realized and unrealized gain	30,669,417

Net increase in net assets resulting from operations	$35,095,775

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$4,426,358	$3,937,830

Net realized gain	5,164,980	5,489,601

Net change in unrealized appreciation	25,504,437	56,484,373

Net increase in net assets resulting from operations	35,095,775	65,911,804

Increase (decrease) in net assets from capital stock activity	1,688,267	(7,183,196)

Total increase in net assets	36,784,042	58,728,608

Net assets at beginning of year	268,686,599	209,957,991

Net assets at end of year	$305,470,641	$268,686,599

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – S&P 500 Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Redemptions	(1,342)	(18,402)	—	—

Net (decrease)	(1,342)	(18,402)	—	—

Class 2 shares

Subscriptions	19,898	275,605	52,897	606,506

Redemptions	(242,573)	(3,378,610)	(298,317)	(3,503,472)

Net decrease	(222,675)	(3,103,005)	(245,420)	(2,896,966)

Class 3 shares

Subscriptions	1,831,669	25,818,608	1,380,054	16,133,267

Redemptions	(1,518,307)	(21,008,934)	(1,739,173)	(20,419,497)

Net increase (decrease)	313,362	4,809,674	(359,119)	(4,286,230)

Total net increase (decrease)	89,345	1,688,267	(604,539)	(7,183,196)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$13.36	$10.12	$8.75	$9.17

Income from investment operations:

Net investment income	0.23	0.21	0.18	0.11

Net realized and unrealized gain (loss)	1.55	3.03	1.19	(0.53)

Total from investment operations	1.78	3.24	1.37	(0.42)

Net asset value, end of period	$15.14	$13.36	$10.12	$8.75

Total return	13.32%	32.02%	15.66%	(4.58%)

Ratios to average net assets(b)

Total gross expenses	0.31%	0.31%	0.33%	0.38	%(c)

Total net expenses(d)	0.31%	0.31%	0.33%	0.38	%(c)

Net investment income	1.70%	1.77%	1.90%	1.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3	$21	$16	$25

Portfolio turnover	3%	4%	4%	4%

Notes to Financial Highlights

(a)	Based on operations from April 25, 2011 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$13.27	$10.08	$8.74	$9.17

Income from investment operations:

Net investment income	0.20	0.18	0.17	0.10

Net realized and unrealized gain (loss)	1.54	3.01	1.17	(0.53)

Total from investment operations	1.74	3.19	1.34	(0.43)

Net asset value, end of period	$15.01	$13.27	$10.08	$8.74

Total return	13.11%	31.65%	15.33%	(4.69%)

Ratios to average net assets(b)

Total gross expenses	0.56%	0.56%	0.57%	0.62	%(c)

Total net expenses(d)	0.56%	0.56%	0.57%	0.62	%(c)

Net investment income	1.46%	1.52%	1.72%	1.62	%(c)

Supplemental data

Net assets, end of period (in thousands)	$15,166	$16,371	$14,910	$15,826

Portfolio turnover	3%	4%	4%	4%

Notes to Financial Highlights

(a)	Based on operations from April 25, 2011 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$13.32	$10.11	$8.75	$8.61		$7.51

Income from investment operations:

Net investment income	0.22	0.19	0.18	0.14		0.12

Net realized and unrealized gain (loss)	1.54	3.02	1.18	(0.00	)(a)	0.98

Total from investment operations	1.76	3.21	1.36	0.14		1.10

Net asset value, end of period	$15.08	$13.32	$10.11	$8.75		$8.61

Total return	13.21%	31.75%	15.54%	1.63%		14.71%

Ratios to average net assets(b)

Total gross expenses	0.44%	0.44%	0.44%	0.53%		0.54%

Total net expenses(c)	0.44%	0.44%	0.44%	0.53%		0.53%

Net investment income	1.59%	1.65%	1.86%	1.55%		1.58%

Supplemental data

Net assets, end of period (in thousands)	$290,301	$252,295	$195,032	$188,271		$216,264

Portfolio turnover	3%	4%	4%	4%		22%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — S&P 500 Index Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

24	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2014

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of

Annual Report 2014	25

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2014

the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the

Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	180,595	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	828,780
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(42,147)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	5,305,056

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

26	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2014

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration

Annual Report 2014	27

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2014

and accounting services equal to 0.10% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,607.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.330%	0.330%
Class 2	0.580	0.580
Class 3	0.455	0.455

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $13,679,179 and $9,538,108, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

28	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 95.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and

various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	29

Columbia Variable Portfolio – S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — S&P 500 Index Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

30	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014	31

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

32	Annual Report 2014

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014	33

Columbia Variable Portfolio – S&P 500 Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio – S&P 500 Index Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	37

Columbia Variable Portfolio – S&P 500 Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6461 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Select Large-Cap Value Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund) Class 3 shares returned 11.38% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed the Russell 1000 Value Index, which returned 13.45%, as well as the broad U.S. equity market, represented by the S&P 500 Index, which returned 13.69% for the same time period.

>

Underweights in utilities and real estate investment trusts (REITs) held back results relative to the Russell benchmark, notwithstanding strong performance by stock selection in the industrials, energy and consumer discretionary sectors.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	11.44	16.74	7.45
Class 2*	05/03/10	11.23	16.48	7.25
Class 3	02/04/04	11.38	16.60	7.38
Russell 1000 Value Index		13.45	15.42	7.30
S&P 500 Index		13.69	15.45	7.67

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Select Large-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Rosen

Kari Montanus

Top Ten Holdings (%) (at December 31, 2014)
Applied Materials, Inc.	4.0
Tyson Foods, Inc., Class A	3.9
Morgan Stanley	3.9
Verizon Communications, Inc.	3.8
Citigroup, Inc.	3.7
Lowe’s Companies, Inc.	3.7
Bank of America Corp.	3.6
JPMorgan Chase & Co.	3.5
Teradata Corp.	3.4
Wells Fargo & Co.	3.4

Percentages indicated are based upon total investments (excluding Money Market Funds and short term cash equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	95.1
Consumer Discretionary	5.9
Consumer Staples	9.8
Energy	13.1
Financials	24.5
Health Care	8.3
Industrials	11.4
Information Technology	10.7
Materials	4.9
Telecommunication Services	3.6
Utilities	2.9
Money Market Funds	4.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2014, approximately 92% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 11.38%. During the same period, the Fund’s benchmark, the Russell 1000 Value Index, returned 13.45% while the broader equity market, as measured by the S&P 500 Index, gained 13.69%. Underweights in utilities and real estate investment trusts (REITs) held back results relative to the Russell benchmark, notwithstanding strong performance by stock selection in the industrials, energy and consumer discretionary sectors.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product (GDP) broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector’s recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed’s next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds. Large companies outperformed small companies and large-cap value stocks tended to outperform large-cap growth.

Contributors and Detractors

The Fund’s stock selection discipline, which emphasizes investments in companies with the potential to accelerate their earnings growth rates, traditionally has led to a

4	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Manager Discussion of Fund Performance (continued)

de-emphasis on more defensive, interest-rate sensitive groups such as utilities. While this has helped boost performance in recent years, a significant underweight in utilities held back relative performance in 2014, when utilities outperformed as interest rates declined and higher dividend stocks were in demand. In addition, the Fund’s lone utility holding — diversified global utility and power generation company AES — lagged, in part, because of its exposure to foreign markets and currencies. A slight underweight in financial stocks, combined with the lack of exposure to interest-rate sensitive REITs, also proved to be a handicap when REITs did well. In financials, we favored higher quality life insurance companies, such as Unum, Met Life and Prudential, all of which offered strong managements and improving returns on equity. However, they underperformed more interest-rate sensitive financial companies. Elsewhere, a substantial position in global mining giant Freeport McMoRan held back results. The company’s traditional copper mining operations were affected by slowing demand in emerging markets, especially China, and declining ore prices, while the corporation’s acquisitions in energy exploration and production were hurt when oil prices fell.

The Fund benefited both from its emphasis on industrials stocks and solid stock selection within the sector, notably in its overweight exposure to railroads Union Pacific and CSX, both of which generated stellar results as an improving economy boosted rail traffic. General Dynamics, another industrial holding, was a top contributor to Fund performance. The success of several new aircraft products and widespread expectations that defense industry spending would improve combined with growing confidence in company management to give the share price a significant lift. While energy stocks generally were hurt by the sharp decline in oil prices, the Fund’s more diversified portfolio outperformed the Russell benchmark in the sector. Notable contributors included Anadarko, an independent exploration and production company, and Williams Companies, an infrastructure and pipeline corporation. Stock selection in the consumer discretionary sector also helped. Notable outperformers included hardware retail chain Lowe’s and up-scale fashion retailer Nordstrom. Elsewhere, health care insurer Humana did well as enrollment in its Medicare supplement plans expanded.

Looking Ahead

We currently expect the domestic economy to continue to be strong at the start of 2015, following three consecutive quarters of impressive growth in GDP and job gains that averaged close to 250,000 a month in 2014. We believe that improvement in the jobs market has the potential to support consumer spending, which accounts for two-thirds of the domestic economy, and help sustain the housing industry rebound. Moreover, a dramatic dip in oil prices should make more money available for consumers, despite problems in the energy sector that may weaken economies in oil-sensitive parts of the country. Some headwinds could undermine the pace of economic expansion in the United States. Slowing growth in Europe, Japan and China could affect domestic export industries, while implementation of the Affordable Care Act could hurt some young people saddled with higher insurance costs. Despite these factors, we think corporate earnings have the potential to continue to grow, and the domestic stock market may be able to produce modest to moderate positive results for the year, although we would not be surprised by an increase in market volatility. Consistent with our long-term discipline, we plan to continue to emphasize large-cap companies that we think have good potential to accelerate their earnings through a variety of economic climates.

Annual Report 2014	5

Columbia Variable Portfolio – Select Large-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,039.80	1,021.37	3.91	3.87	0.76
Class 2	1,000.00	1,000.00	1,039.00	1,020.11	5.19	5.14	1.01
Class 3	1,000.00	1,000.00	1,039.50	1,020.77	4.52	4.48	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 95.1%
Issuer	Shares	Value ($)
Consumer Discretionary 5.9%
Multiline Retail 2.4%

Nordstrom, Inc.	325,000	25,801,750

Specialty Retail 3.5%

Lowe’s Companies, Inc.	550,000	37,840,000

Total Consumer Discretionary		63,641,750

Consumer Staples 9.8%
Food & Staples Retailing 1.3%

Costco Wholesale Corp.	103,100	14,614,425

Food Products 3.7%

Tyson Foods, Inc., Class A	1,000,000	40,090,000

Tobacco 4.8%

Altria Group, Inc.	605,059	29,811,257

Philip Morris International, Inc.	265,000	21,584,250

Total		51,395,507

Total Consumer Staples		106,099,932

Energy 13.1%
Oil, Gas & Consumable Fuels 13.1%

Anadarko Petroleum Corp.	320,000	26,400,000

Chevron Corp.	123,000	13,798,140

ConocoPhillips	250,000	17,265,000

Marathon Oil Corp.	540,000	15,276,600

Marathon Petroleum Corp.	294,000	26,536,440

Valero Energy Corp.	473,658	23,446,071

Williams Companies, Inc. (The)	430,000	19,324,200

Total		142,046,451

Total Energy		142,046,451

Financials 24.5%
Banks 13.5%

Bank of America Corp.	2,055,766	36,777,654

Citigroup, Inc.	700,000	37,877,000

JPMorgan Chase & Co.	580,000	36,296,400

Wells Fargo & Co.	635,000	34,810,700

Total		145,761,754

Capital Markets 3.6%

Morgan Stanley	1,020,400	39,591,520

Insurance 7.4%

MetLife, Inc.	500,000	27,045,000

Prudential Financial, Inc.	275,000	24,876,500

Unum Group	800,000	27,904,000

Total		79,825,500

Total Financials		265,178,774

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 8.3%
Health Care Equipment & Supplies 1.6%

Baxter International, Inc.	232,000	17,003,280

Health Care Providers & Services 3.9%

Express Scripts Holding Co.(a)	93,435	7,911,141

Humana, Inc.	235,000	33,753,050

Total		41,664,191

Pharmaceuticals 2.8%

Bristol-Myers Squibb Co.	520,000	30,695,600

Total Health Care		89,363,071

Industrials 11.4%
Aerospace & Defense 6.9%

General Dynamics Corp.	171,000	23,533,020

Honeywell International, Inc.	275,000	27,478,000

United Technologies Corp.	208,000	23,920,000

Total		74,931,020

Road & Rail 4.5%

CSX Corp.	750,000	27,172,500

Union Pacific Corp.	180,000	21,443,400

Total		48,615,900

Total Industrials		123,546,920

Information Technology 10.7%
Communications Equipment 2.1%

Juniper Networks, Inc.	1,013,500	22,621,320

Electronic Equipment, Instruments & Components 1.6%

Corning, Inc.	754,656	17,304,262

IT Services 3.2%

Teradata Corp.(a)	800,000	34,944,000

Semiconductors & Semiconductor Equipment 3.8%

Applied Materials, Inc.	1,650,000	41,118,000

Total Information Technology		115,987,582

Materials 4.9%
Chemicals 2.9%

EI du Pont de Nemours & Co.	425,000	31,424,500

Metals & Mining 2.0%

Freeport-McMoRan, Inc.	900,000	21,024,000

Total Materials		52,448,500

Telecommunication Services 3.6%
Diversified Telecommunication Services 3.6%

Verizon Communications, Inc.	825,000	38,593,500

Total Telecommunication Services		38,593,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.9%
Independent Power and Renewable Electricity Producers 2.9%

AES Corp. (The)	2,250,000	30,982,500

Total Utilities		30,982,500

Total Common Stocks
(Cost: $705,734,878)		1,027,888,980

Money Market Funds 4.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	53,067,031	53,067,031

Total Money Market Funds
(Cost: $53,067,031)		53,067,031

Total Investments
(Cost: $758,801,909)		1,080,956,011

Other Assets & Liabilities, Net		189,370

Net Assets		1,081,145,381

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,385,432	181,047,985	(131,366,386)	53,067,031	28,031	53,067,031

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	63,641,750	—	—	63,641,750

Consumer Staples	106,099,932	—	—	106,099,932

Energy	142,046,451	—	—	142,046,451

Financials	265,178,774	—	—	265,178,774

Health Care	89,363,071	—	—	89,363,071

Industrials	123,546,920	—	—	123,546,920

Information Technology	115,987,582	—	—	115,987,582

Materials	52,448,500	—	—	52,448,500

Telecommunication Services	38,593,500	—	—	38,593,500

Utilities	30,982,500	—	—	30,982,500

Total Equity Securities	1,027,888,980	—	—	1,027,888,980

Mutual Funds

Money Market Funds	53,067,031	—	—	53,067,031

Total Mutual Funds	53,067,031	—	—	53,067,031

Total	1,080,956,011	—	—	1,080,956,011

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $705,734,878)	$1,027,888,980

Affiliated issuers (identified cost $53,067,031)	53,067,031

Total investments (identified cost $758,801,909)	1,080,956,011

Receivable for:

Capital shares sold	81,270

Dividends	1,053,030

Expense reimbursement due from Investment Manager	45,685

Prepaid expenses	3,806

Total assets	1,082,139,802

Liabilities

Payable for:

Capital shares purchased	153,700

Investment management fees	654,165

Distribution and/or service fees	10,263

Transfer agent fees	57,946

Administration fees	55,069

Compensation of board members	23,955

Other expenses	39,323

Total liabilities	994,421

Net assets applicable to outstanding capital stock	$1,081,145,381

Represented by

Trust capital	$1,081,145,381

Total — representing net assets applicable to outstanding capital stock	$1,081,145,381

Class 1

Net assets	$1,000,413,104

Shares outstanding	55,504,421

Net asset value per share	$18.02

Class 2

Net assets	$11,006,015

Shares outstanding	617,297

Net asset value per share	$17.83

Class 3

Net assets	$69,726,262

Shares outstanding	3,892,767

Net asset value per share	$17.91

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$19,051,579

Dividends — affiliated issuers	28,031

Total income	19,079,610

Expenses:

Investment management fees	6,485,859

Distribution and/or service fees

Class 2	20,537

Class 3	81,196

Transfer agent fees

Class 1	524,122

Class 2	4,929

Class 3	38,973

Administration fees	545,025

Compensation of board members	22,360

Custodian fees	10,074

Printing and postage fees	34,303

Professional fees	33,444

Other	14,864

Total expenses	7,815,686

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(547,687)

Total net expenses	7,267,999

Net investment income	11,811,611

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	18,802,524

Net realized gain	18,802,524

Net change in unrealized appreciation (depreciation) on:

Investments	73,359,597

Net change in unrealized appreciation	73,359,597

Net realized and unrealized gain	92,162,121

Net increase in net assets resulting from operations	$103,973,732

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$11,811,611	$9,009,087

Net realized gain	18,802,524	22,598,725

Net change in unrealized appreciation	73,359,597	185,985,455

Net increase in net assets resulting from operations	103,973,732	217,593,267

Increase (decrease) in net assets from capital stock activity	172,875,507	(15,768,357)

Total increase in net assets	276,849,239	201,824,910

Net assets at beginning of year	804,296,142	602,471,232

Net assets at end of year	$1,081,145,381	$804,296,142

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	10,750,947	180,864,961	10,882,107	158,764,915

Redemptions	(930,229)	(15,011,303)	(13,851,340)	(192,865,784)

Net increase (decrease)	9,820,718	165,853,658	(2,969,233)	(34,100,869)

Class 2 shares

Subscriptions	308,929	5,205,234	244,732	3,462,745

Redemptions	(33,149)	(559,998)	(44,283)	(623,365)

Net increase	275,780	4,645,236	200,449	2,839,380

Class 3 shares

Subscriptions	481,749	8,096,464	1,228,074	17,367,284

Redemptions	(340,062)	(5,719,851)	(133,006)	(1,874,152)

Net increase	141,687	2,376,613	1,095,068	15,493,132

Total net increase (decrease)	10,238,185	172,875,507	(1,673,716)	(15,768,357)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year ended December 31,
Class 1	2014	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$16.17	$11.71	$9.88		$10.04	$9.55

Income from investment operations:

Net investment income	0.21	0.19	0.21		0.12	0.07

Net realized and unrealized gain (loss)	1.64	4.27	1.62		(0.28)	0.42

Total from investment operations	1.85	4.46	1.83		(0.16)	0.49

Net asset value, end of period	$18.02	$16.17	$11.71		$9.88	$10.04

Total return	11.44%	38.09%	18.52%		(1.59%)	5.13%

Ratios to average net assets(b)

Total gross expenses	0.81%	0.83%	0.84	%(c)	0.98%	0.94	%(d)

Total net expenses(e)	0.76%	0.77%	0.80	%(c)	0.84%	0.94	%(d)

Net investment income	1.26%	1.34%	1.91%		1.21%	1.17	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,000,413	$738,487	$569,837		$2,932	$5

Portfolio turnover	7%	15%	17%		25%	4%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year ended December 31,
Class 2	2014	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$16.03	$11.64	$9.85		$10.03	$9.55

Income from investment operations:

Net investment income	0.17	0.15	0.16		0.11	0.05

Net realized and unrealized gain (loss)	1.63	4.24	1.63		(0.29)	0.43

Total from investment operations	1.80	4.39	1.79		(0.18)	0.48

Net asset value, end of period	$17.83	$16.03	$11.64		$9.85	$10.03

Total return	11.23%	37.72%	18.17%		(1.79%)	5.03%

Ratios to average net assets(b)

Total gross expenses	1.07%	1.08%	1.15	%(c)	1.27%	1.26	%(d)

Total net expenses(e)	1.01%	1.01%	1.06	%(c)	1.10%	1.22	%(d)

Net investment income	1.02%	1.09%	1.45%		1.08%	0.77	%(d)

Supplemental data

Net assets, end of period (in thousands)	$11,006	$5,475	$1,643		$757	$199

Portfolio turnover	7%	15%	17%		25%	4%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Select Large-Cap Value Fund

Financial Highlights (continued)

	Year ended December 31,
Class 3	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$16.08	$11.67	$9.85		$10.02	$8.31

Income from investment operations:

Net investment income	0.19	0.17	0.16		0.11	0.08

Net realized and unrealized gain (loss)	1.64	4.24	1.66		(0.28)	1.63

Total from investment operations	1.83	4.41	1.82		(0.17)	1.71

Net asset value, end of period	$17.91	$16.08	$11.67		$9.85	$10.02

Total return	11.38%	37.79%	18.48%		(1.70%)	20.52%

Ratios to average net assets(a)

Total gross expenses	0.94%	0.96%	1.04	%(b)	1.10%	1.11%

Total net expenses(c)	0.88%	0.89%	0.93	%(b)	0.99%	1.08%

Net investment income	1.13%	1.21%	1.47%		1.05%	0.89%

Supplemental data

Net assets, end of period (in thousands)	$69,726	$60,335	$30,991		$29,825	$29,721

Portfolio turnover	7%	15%	17%		25%	4%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Annual Report 2014	17

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.69% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $2,596.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

18	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.760%	0.750%
Class 2	1.010	1.000
Class 3	0.885	0.875

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $199,821,284 and $65,888,967, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable

Annual Report 2014	19

Columbia Variable Portfolio – Select Large-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Large-Cap Value Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

Annual Report 2014	21

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

22	Annual Report 2014

Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

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Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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Columbia Variable Portfolio – Select Large-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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Columbia Variable Portfolio – Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6472 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund) Class 3 shares returned 5.98% for the 12-month period that ended December 31, 2014.

>	During the same time period, the Fund outperformed the Russell 2000 Value Index, which returned 4.22%.

>

Strong overall security selection, particularly in industrials, financials and consumer discretionary, as well as an overweight to health care, helped the Fund offset the Fund’s relative lack of exposure to utilities and real estate investment trusts, both of which were among top performing industry groups for the period.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	6.06	16.64	7.60
Class 2*	05/03/10	5.79	16.36	7.40
Class 3	09/15/99	5.98	16.52	7.54
Russell 2000 Value Index		4.22	14.26	6.89
Russell 2000 Index		4.89	15.55	7.77

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Effective May 1, 2014, the Fund compares its performance to that of the Russell 2000 Value Index. The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees because the investment manager believes that the Russell 2000 Value Index provides a more appropriate basis for comparing the Fund’s performance in light of the changes made to the Fund’s principal investment strategies. Performance for the Russell 2000 Index will be included for a one-year transition period. Thereafter, only the Russell 2000 Value Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Richard Rosen

Kari Montanus

Top Ten Holdings (%) (at December 31, 2014)
United Continental Holdings, Inc.	4.1
Swift Transportation Co.	4.0
WellCare Health Plans, Inc.	3.7
Endurance Specialty Holdings Ltd.	3.5
Hanover Insurance Group, Inc. (The)	3.3
Impax Laboratories, Inc.	3.2
Hanesbrands, Inc.	3.0
Telephone & Data Systems, Inc.	3.0
Belden, Inc.	2.7
Texas Roadhouse, Inc.	2.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.1
Consumer Discretionary	18.2
Consumer Staples	4.8
Energy	4.9
Financials	15.0
Health Care	16.2
Industrials	18.7
Information Technology	12.8
Materials	3.2
Telecommunication Services	4.3
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 5.98%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 4.22% during the same time period. Strong overall security selection, particularly in industrials, financials and consumer discretionary, as well as an overweight to health care, helped the Fund offset the Fund’s relative lack of exposure to utilities and real estate investment trusts, both of which were among top performing industry groups for the period.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product (GDP) broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. Good news appeared on just about every front. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector’s recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed’s next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds. As the U.S. dollar strengthened and attracted more investment dollars from overseas, larger companies tended to outperform smaller companies.

Contributors and Detractors

The Fund’s strong stock-picking in the industrials sector was a key source of outperformance. This was especially true in airline and trucking stocks. United Continental Holdings produced strong gains following the recent merger of the two formerly independent companies, while the share price of Virgin America Air appreciated significantly after the Fund’s investment in its initial public offering. Swift Transportation also gained as the economy strengthened.

Stock selection in the consumer discretionary sector also was favorable, led by strong results from Hanes Brands, the underwear company, and Motor Car Parts of America. Exposure to home-builder Lennar Corporation and beef-oriented

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Manager Discussion of Fund Performance (continued)

restaurant chain Texas Roadhouse also helped among consumer discretionary picks. Elsewhere, the Fund did well with WhiteWave Foods, which outperformed as organic food products gained in popularity, and with specialty pharmaceutical companies Salix Pharmaceuticals and Impax Laboratories. Notable detractors included Herbalife, a global distributor of nutritional, weight loss and skin-care products that continued to be under attack by an activist investor. Despite the underperformance, we retained a position in Herbalife, which we think has solid fundamentals. We also continued to hold a position in energy exploration and production company Oasis. We like the company’s longer-term prospects, though we also recognize it may take a rebound in oil prices for the company to recover and begin to meet its potential.

Looking Ahead

At this time, we expect the domestic economy to continue to expand in 2015, following three consecutive quarters of impressive growth in GDP and job gains that averaged nearly 250,000 a month in 2014. We believe that improvements in the jobs market has the potential to support consumer spending, which accounts for two-thirds of the domestic economy, and help sustain a housing market rebound. Moreover, a sharp decline in oil prices should have an overall positive effect on household spending, despite some weakness in the energy sector and in some energy-dependent states. Some headwinds could slow the improvement. Weakening growth in Europe, Japan and China could affect U.S. export industries, while implementation of the Affordable Care Act could hurt some young people saddled with higher insurance costs. Despite these factors, we currently think corporate earnings should continue to grow and the domestic stock market has the potential to produce modest to moderate positive results for the year, although we may see more periods of market volatility.

Consistent with our long-term discipline, we plan to continue to emphasize smaller companies that we think have good potential to improve their earnings through a variety of economic climates. We believe small-cap value stock valuations look more appealing than they did after the very strong performance year in 2013. Now, we think they offer a value opportunity, and we think it makes even more sense for investors with a long-term horizon to be exposed to smaller-cap value companies with attractive valuations and potential to accelerate their earnings growth rates.

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,001.50	1,020.52	4.69	4.74	0.93
Class 2	1,000.00	1,000.00	1,000.50	1,019.26	5.95	6.01	1.18
Class 3	1,000.00	1,000.00	1,001.00	1,019.91	5.30	5.35	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)
Consumer Discretionary 18.2%
Auto Components 3.1%

American Axle & Manufacturing Holdings, Inc.(a)	200,000	4,518,000

Motorcar Parts of America, Inc.(a)	35,971	1,118,338

Total		5,636,338

Diversified Consumer Services 2.4%

Sotheby’s	100,000	4,318,000

Hotels, Restaurants & Leisure 2.6%

Texas Roadhouse, Inc.	140,000	4,726,400

Household Durables 5.4%

Beazer Homes USA, Inc.(a)	205,634	3,981,074

Lennar Corp., Class A	77,500	3,472,775

William Lyon Homes, Inc. Class A(a)	114,595	2,322,841

Total		9,776,690

Specialty Retail 1.8%

Vitamin Shoppe, Inc.(a)	65,000	3,157,700

Textiles, Apparel & Luxury Goods 2.9%

Hanesbrands, Inc.	47,500	5,301,950

Total Consumer Discretionary		32,917,078

Consumer Staples 4.8%
Food Products 3.2%

Dean Foods Co.	117,000	2,267,460

WhiteWave Foods Co. (The), Class A(a)	100,000	3,499,000

Total		5,766,460

Personal Products 1.6%

Herbalife Ltd.	75,000	2,827,500

Total Consumer Staples		8,593,960

Energy 4.9%
Energy Equipment & Services 4.1%

Exterran Holdings, Inc.	70,000	2,280,600

Superior Energy Services, Inc.	118,700	2,391,805

Tetra Technologies, Inc.(a)	400,000	2,672,000

Total		7,344,405

Oil, Gas & Consumable Fuels 0.8%

Oasis Petroleum, Inc.(a)	90,000	1,488,600

Total Energy		8,833,005

Financials 15.0%
Insurance 11.7%

Endurance Specialty Holdings Ltd.	105,000	6,283,200

Hanover Insurance Group, Inc. (The)	82,500	5,883,900

Lincoln National Corp.	75,000	4,325,250

Common Stocks (continued)
Issuer	Shares	Value ($)
Meadowbrook Insurance Group, Inc.	550,000	4,653,000

Total		21,145,350

Real Estate Investment Trusts (REITs) 1.3%

Gaming and Leisure Properties, Inc.	78,587	2,305,742

Thrifts & Mortgage Finance 2.0%

Ladder Capital Corp., Class A(a)	183,244	3,593,415

Total Financials		27,044,507

Health Care 16.3%
Health Care Equipment & Supplies 3.9%

Analogic Corp.	42,000	3,553,620

Sirona Dental Systems, Inc.(a)	40,000	3,494,800

Total		7,048,420

Health Care Providers & Services 5.7%

PharMerica Corp.(a)	175,000	3,624,250

WellCare Health Plans, Inc.(a)	80,000	6,564,800

Total		10,189,050

Life Sciences Tools & Services 1.6%

Bruker Corp.(a)	150,000	2,943,000

Pharmaceuticals 5.1%

Impax Laboratories, Inc.(a)	180,164	5,707,596

Salix Pharmaceuticals Ltd.(a)	30,000	3,448,200

Total		9,155,796

Total Health Care		29,336,266

Industrials 18.8%
Aerospace & Defense 1.7%

Cubic Corp.	57,500	3,026,800

Airlines 4.8%

United Continental Holdings, Inc.(a)	110,000	7,357,900

Virgin America, Inc.(a)	29,872	1,291,964

Total		8,649,864

Building Products 0.9%

Armstrong World Industries, Inc.(a)	30,000	1,533,600

Commercial Services & Supplies 2.4%

Waste Connections, Inc.	100,000	4,399,000

Electrical Equipment 2.2%

EnerSys	65,000	4,011,800

Machinery 2.8%

Mueller Industries, Inc.	110,000	3,755,400

Wabash National Corp.(a)	110,000	1,359,600

Total		5,115,000

Road & Rail 4.0%

Swift Transportation Co.(a)	250,000	7,157,500

Total Industrials		33,893,564

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 12.9%
Communications Equipment 4.2%

Calix, Inc.(a)	158,546	1,588,631

Extreme Networks, Inc.(a)	923,505	3,259,973

JDS Uniphase Corp.(a)	190,000	2,606,800

Total		7,455,404

Electronic Equipment, Instruments & Components 2.6%

Belden, Inc.	60,000	4,728,600

IT Services 3.3%

CACI International, Inc., Class A(a)	46,459	4,003,837

EPAM Systems, Inc.(a)	40,270	1,922,892

Total		5,926,729

Software 2.8%

Allot Communications Ltd.(a)	165,000	1,514,700

BroadSoft, Inc.(a)	122,703	3,560,841

Total		5,075,541

Total Information Technology		23,186,274

Materials 3.2%
Chemicals 2.3%

Minerals Technologies, Inc.	60,000	4,167,000

Containers & Packaging 0.9%

Owens-Illinois, Inc.(a)	60,000	1,619,400

Total Materials		5,786,400

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 4.3%
Diversified Telecommunication Services 1.4%

Globalstar, Inc.(a)	900,000	2,475,000

Wireless Telecommunication Services 2.9%

Telephone & Data Systems, Inc.	209,000	5,277,250

Total Telecommunication Services		7,752,250

Total Common Stocks (Cost: $107,900,475)		177,343,304

Money Market Funds 1.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(b)(c)	3,473,334	3,473,334

Total Money Market Funds (Cost: $3,473,334)		3,473,334

Total Investments (Cost: $111,373,809)		180,816,638

Other Assets & Liabilities, Net		(514,709)

Net Assets		180,301,929

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	612,985	43,568,610	(40,708,261)	3,473,334	1,256	3,473,334

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	32,917,078	—	—	32,917,078

Consumer Staples	8,593,960	—	—	8,593,960

Energy	8,833,005	—	—	8,833,005

Financials	27,044,507	—	—	27,044,507

Health Care	29,336,266	—	—	29,336,266

Industrials	33,893,564	—	—	33,893,564

Information Technology	23,186,274	—	—	23,186,274

Materials	5,786,400	—	—	5,786,400

Telecommunication Services	7,752,250	—	—	7,752,250

Total Equity Securities	177,343,304	—	—	177,343,304

Mutual Funds

Money Market Funds	3,473,334	—	—	3,473,334

Total Mutual Funds	3,473,334	—	—	3,473,334

Total	180,816,638	—	—	180,816,638

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $107,900,475)	$177,343,304

Affiliated issuers (identified cost $3,473,334)	3,473,334

Total investments (identified cost $111,373,809)	180,816,638

Receivable for:

Capital shares sold	41,346

Dividends	28,395

Expense reimbursement due from Investment Manager	9,525

Prepaid expenses	2,119

Total assets	180,898,023

Liabilities

Payable for:

Investments purchased	93,047

Capital shares purchased	276,570

Investment management fees	126,660

Distribution and/or service fees	14,687

Transfer agent fees	9,620

Administration fees	12,826

Compensation of board members	19,278

Other expenses	43,406

Total liabilities	596,094

Net assets applicable to outstanding capital stock	$180,301,929

Represented by

Trust capital	$180,301,929

Total — representing net assets applicable to outstanding capital stock	$180,301,929

Class 1

Net assets	$70,315,307

Shares outstanding	3,586,971

Net asset value per share	$19.60

Class 2

Net assets	$22,376,138

Shares outstanding	1,154,615

Net asset value per share	$19.38

Class 3

Net assets	$87,610,484

Shares outstanding	4,493,295

Net asset value per share	$19.50

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$2,467,165

Dividends — affiliated issuers	1,256

Total income	2,468,421

Expenses:

Investment management fees	1,447,401

Distribution and/or service fees

Class 2	53,842

Class 3	109,875

Transfer agent fees

Class 1	44,267

Class 2	12,922

Class 3	52,738

Administration fees	146,574

Compensation of board members	13,238

Custodian fees	3,791

Printing and postage fees	43,679

Professional fees	28,258

Other	7,872

Total expenses	1,964,457

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,470)

Total net expenses	1,867,987

Net investment income	600,434

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	36,014,857

Net realized gain	36,014,857

Net change in unrealized appreciation (depreciation) on:

Investments	(26,324,295)

Net change in unrealized depreciation	(26,324,295)

Net realized and unrealized gain	9,690,562

Net increase in net assets resulting from operations	$10,290,996

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income (loss)	$600,434	$(810,355)

Net realized gain	36,014,857	19,189,971

Net change in unrealized appreciation (depreciation)	(26,324,295)	47,599,298

Net increase in net assets resulting from operations	10,290,996	65,978,914

Decrease in net assets from capital stock activity	(23,919,614)	(15,711,393)

Total increase (decrease) in net assets	(13,628,618)	50,267,521

Net assets at beginning of year	193,930,547	143,663,026

Net assets at end of year	$180,301,929	$193,930,547

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	152,759	2,878,325	346,935	5,480,564

Redemptions	(947,858)	(17,675,659)	(1,068,623)	(16,630,399)

Net decrease	(795,099)	(14,797,334)	(721,688)	(11,149,835)

Class 2 shares

Subscriptions	175,754	3,232,613	255,533	4,007,003

Redemptions	(177,856)	(3,265,314)	(250,653)	(3,869,910)

Net increase (decrease)	(2,102)	(32,701)	4,880	137,093

Class 3 shares

Subscriptions	152,054	2,850,015	235,293	3,787,394

Redemptions	(644,556)	(11,939,594)	(565,194)	(8,486,045)

Net decrease	(492,502)	(9,089,579)	(329,901)	(4,698,651)

Total net decrease	(1,289,703)	(23,919,614)	(1,046,709)	(15,711,393)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$18.48	$12.44	$10.55	$11.52	$10.40

Income from investment operations:

Net investment income (loss)	0.08	(0.06)	(0.02)	(0.03)	(0.04)

Net realized and unrealized gain (loss)	1.04	6.10	1.91	(0.94)	1.16

Total from investment operations	1.12	6.04	1.89	(0.97)	1.12

Net asset value, end of period	$19.60	$18.48	$12.44	$10.55	$11.52

Total return	6.06%	48.55%	17.92%	(8.42%)	10.77%

Ratios to average net assets(b)

Total gross expenses	0.98%	0.99%	1.01%	0.98%	1.09	%(c)

Total net expenses(d)	0.93%	0.93%	0.94%	0.96%	1.09	%(c)

Net investment income (loss)	0.44%	(0.40%)	(0.21%)	(0.27%)	(0.58	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$70,315	$80,983	$63,490	$61,631	$6

Portfolio turnover	27%	16%	6%	13%	5%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$18.32	$12.36	$10.50	$11.50	$10.40

Income from investment operations:

Net investment income (loss)	0.02	(0.10)	(0.05)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	1.04	6.06	1.91	(0.94)	1.15

Total from investment operations	1.06	5.96	1.86	(1.00)	1.10

Net asset value, end of period	$19.38	$18.32	$12.36	$10.50	$11.50

Total return	5.79%	48.22%	17.71%	(8.70%)	10.58%

Ratios to average net assets(b)

Total gross expenses	1.23%	1.24%	1.26%	1.24%	1.36	%(c)

Total net expenses(d)	1.18%	1.18%	1.19%	1.21%	1.33	%(c)

Net investment income (loss)	0.13%	(0.64%)	(0.46%)	(0.52%)	(0.66	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$22,376	$21,186	$14,236	$12,858	$190

Portfolio turnover	27%	16%	6%	13%	5%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$18.40	$12.40	$10.53	$11.51	$9.08

Income from investment operations:

Net investment income (loss)	0.05	(0.08)	(0.04)	(0.05)	(0.07)

Net realized and unrealized gain (loss)	1.05	6.08	1.91	(0.93)	2.50

Total from investment operations	1.10	6.00	1.87	(0.98)	2.43

Net asset value, end of period	$19.50	$18.40	$12.40	$10.53	$11.51

Total return	5.98%	48.39%	17.76%	(8.51%)	26.79%

Ratios to average net assets(a)

Total gross expenses	1.11%	1.11%	1.13%	1.13%	1.21%

Total net expenses(b)	1.05%	1.05%	1.06%	1.10%	1.20%

Net investment income (loss)	0.28%	(0.52%)	(0.34%)	(0.45%)	(0.76%)

Supplemental data

Net assets, end of period (in thousands)	$87,610	$91,762	$65,937	$68,550	$88,168

Portfolio turnover	27%	16%	6%	13%	5%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014	17

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s

18	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,466.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.930%	0.930%
Class 2	1.180	1.180
Class 3	1.055	1.055

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $48,816,837 and $75,737,281, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2014	19

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 6. Shareholder Concentration

At December 31, 2014, one unaffiliated shareholder of record owned 30.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 52.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio – Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

Annual Report 2014	21

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002 – present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

22	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	23

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

24	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 — December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since

October 2014; Vice President & Resolution Officer, Ameriprise

Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since

August 2011 (previously, Counsel from May 2010 to August

2011); Assistant General Counsel, Bank of America, 2005-April

2010; officer of Columbia Funds and affiliated funds since 2005.

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28	Annual Report 2014

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	29

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6484 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Balanced Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Balanced Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Balanced Fund (the Fund) Class 3 shares returned 10.13% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its Blended Index, which returned 10.62% during the same period.

>	The Fund’s equity benchmark, the S&P 500 Index, returned 13.69%, while the Fund’s fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.97% during the same period.

>

Stock selection within the information technology, health care and consumer staples sectors helped the Fund’s equity investments keep pace with the equity benchmark. The Fund’s fixed-income segment outperformed its benchmark as returns from structured products — mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) generated returns that were higher than those of U.S. Treasuries.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	10.19	11.99	6.37
Class 2*	06/25/14	9.95	11.80	6.20
Class 3	04/30/86	10.13	11.98	6.37
Blended Index		10.62	11.18	6.77
S&P 500 Index		13.69	15.45	7.67
Barclays U.S. Aggregate Bond Index		5.97	4.45	4.71

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

On May 1, 2014, the Fund added a Blended Index for Fund performance comparison purposes. The Blended Index provides an additional basis for comparing the Fund’s performance (given the Fund’s asset allocation strategy to both equity and debt investments) as compared to the Fund’s performance against, individually, the S&P 500 Index and Barclays U.S. Aggregate Bond Index. The Blended Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Balanced Fund

Manager Discussion of Fund Performance

Portfolio Management

Leonard Aplet, CFA

Brian Lavin, CFA

Gregory Liechty

Guy Pope, CFA

Ronald Stahl, CFA

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	3.2
JPMorgan Chase & Co.	2.4
Citigroup, Inc.	2.3
Comcast Corp., Class A	2.0
U.S. Treasury 3.875% 08/15/40	2.0
CVS Health Corp.	1.9
Honeywell International, Inc.	1.7
Berkshire Hathaway, Inc., Class B	1.7
Goldman Sachs Group, Inc. (The)	1.7
Bank of America Corp.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 10.13%. The Fund underperformed its Blended Index, which returned 10.62% during the same period. The S&P 500 Index returned 13.69% and the Barclays U.S. Aggregate Bond Index returned 5.97%. Stock selection within the information technology, health care and consumer staples sectors helped the Fund’s equity investments keep pace with the equity benchmark. An underweight in the energy sector also aided results, while lack of exposure to utilities and real estate investment trusts (REITs) hampered relative returns. The Fund’s fixed-income segment outperformed its benchmark as returns from structured products — mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) generated returns that were higher than those of U.S. Treasuries.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill in early 2014, but the pace of economic growth picked up as the year unfolded. Gross domestic product advanced 4.6% in the second quarter and 5.0% in the third, well above the 3.0% long-term historical average. A series of solid monthly job reports drove the unemployment rate down to 5.6%, its lowest mark since 2008. Manufacturing activity remained solid, even though it slipped in the final month of the period, and the nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, sinking oil prices and uncertainty about the Federal Reserve’s (the Fed) next move created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. In this environment, interest rates were expected to rise in 2014, but the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined over the course of the year, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

Equity Contributors and Detractors

The equity portion of the Fund enjoyed superior returns from selections within the information technology, health care and consumer staples sectors. Within information technology, the Fund held a large position in Apple and also benefited from a position in Skyworks, a supplier of semiconductors to Apple, Samsung and other industry leaders. Health care was another profitable area for the Fund. Long-time holding Covidien was purchased during the period by Medtronic, and Vertex Pharmaceuticals benefited from increased sales of Kalydeco, which combats certain forms of cystic fibrosis. In consumer staples, CVS Health, the parent company of the CVS drug store chain, was another substantial position that aided relative performance. Overall, the Fund was underweight relative to the index in the energy sector, which aided relative performance when commodity prices plummeted in the second half of the year.

Some of the major disappointments for the year were the result of things the Fund did not own, including utilities and REITs. Interest rates declined throughout the period, aiding utilities and REITs by making their dividends become more attractive to income-oriented investors. In addition, periods of volatility and low growth also made dividend-paying utilities attractive to skittish investors.

4	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Manager Discussion of Fund Performance (continued)

Individual disappointments included Wynn Resorts, Discovery Communications and Halliburton. Wynn Resorts was hurt by weak results from casino gambling in the Macau market. Discovery Communications was hurt by a slowdown in advertising dollars as well as by the strong dollar, which detracted from returns from a wide range of multinational companies. Halliburton, which advanced nicely earlier in the year, pulled back sharply when oil prices staged a massive decline in the second half of the period.

Fixed-Income Contributors and Detractors

The fixed-income portion of the Fund outperformed its benchmark for the period, aided by an overweight in structured products. In 2014, the MBS fixed rate sector, which accounts for the vast majority of the Barclays Securitized Index, outperformed similar-duration Treasuries by 40 basis points. (Duration is a measure of interest rate sensitivity. A basis point is one hundredth of one percent.) Within CMBS, the Fund continued to be invested in seasoned, AAA-rated non-agency paper. The majority of these securities in the Fund were issued prior to the financial crisis of 2007-2008 when credit standards were generally tighter, which helped them weather the peak of the storm. Being of older vintages, they also have built up additional credit enhancement. We added to the Fund’s agency CMBS positions, mostly through investments in Ginnie Mae project loans, which offered both the explicit guaranty of the U.S. government and better call protection than traditional non-agency CMBS. We continue to find both agency and non-agency AAA CMBS to be attractive relative to many other investment grade securities, in light of their continued improving fundamentals. The Fund’s modest exposure to ABS also enhanced performance, as ABS outperformed similar duration treasuries by 53 basis points. As higher quality sectors outperformed, the Fund results were hampered by its position in high-yield securities and an overweight in the energy sector, the latter of which underperformed comparable duration Treasury securities by almost five percentage points.

Looking Ahead

At this time, we expect short-term interest rates to make their long-anticipated upward move, and we believe the portfolio is well positioned for such a development. Overall, we are currently cautiously optimistic about the equity markets for the year ahead, given the gains we have enjoyed over the last several years and the outlook for modest gains in corporate earnings. Because of the possibility of modestly higher interest rates, the fixed-income portion of the Fund continues to target a shorter duration than that of the benchmark. Presently, the Fund has retained its overweight in corporate bonds, given their yield advantage vs. Treasury securities and the strength of corporate balance sheets. The U.S. economic cycle is entering a mature phase, which we believe limits the prospects for future margin expansion, and international economies, for the most part, have not kept pace with U.S economic growth. The United States remains the standard bearer, and all eyes are on the Fed’s next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006.

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Non-Agency	0.8
Commercial Mortgage-Backed Securities — Agency	3.6
Commercial Mortgage-Backed Securities — Non-Agency	2.0
Common Stocks	61.2
Consumer Discretionary	8.1
Consumer Staples	5.2
Energy	4.0
Financials	12.4
Health Care	9.5
Industrials	6.9
Information Technology	11.8
Materials	1.9
Telecommunication Services	1.4
Corporate Bonds & Notes	9.8
Foreign Government Obligations	0.5
Inflation-Indexed Bonds	0.6
Money Market Funds	9.6
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	8.0
Residential Mortgage-Backed Securities — Non-Agency	0.4
Senior Loans	0.0	(a)
U.S. Treasury Obligations	3.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Annual Report 2014	5

Columbia Variable Portfolio – Balanced Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,046.00	1,021.27	4.02	3.97	0.78
Class 2	1,000.00	1,000.00	1,044.60	1,020.01	5.31	5.24	1.03
Class 3	1,000.00	1,000.00	1,045.40	1,020.62	4.69	4.63	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 62.7%
Issuer	Shares	Value ($)
Consumer Discretionary 8.3%
Auto Components 0.9%

Delphi Automotive PLC	114,460	8,323,531

Hotels, Restaurants & Leisure 1.5%

Aramark	119,249	3,714,607

Hilton Worldwide Holdings, Inc.(a)	107,370	2,801,283

Las Vegas Sands Corp.	44,650	2,596,844

McDonald’s Corp.	46,560	4,362,672

Wynn Resorts Ltd.	6,643	988,213

Total		14,463,619

Household Durables 0.3%

Mohawk Industries, Inc.(a)	18,280	2,839,981

Internet & Catalog Retail 0.6%

Priceline Group, Inc. (The)(a)	5,075	5,786,566

Media 3.4%

CBS Corp., Class B Non Voting	139,995	7,747,323

Comcast Corp., Class A	307,067	17,812,957

Discovery Communications, Inc., Class A(a)	152,708	5,260,791

Viacom, Inc., Class B	28,741	2,162,760

Total		32,983,831

Specialty Retail 1.5%

Cabela’s, Inc.(a)	48,860	2,575,411

Lowe’s Companies, Inc.	129,799	8,930,171

Michaels Companies, Inc. (The)(a)	129,154	3,193,978

Total		14,699,560

Textiles, Apparel & Luxury Goods 0.1%

Ralph Lauren Corp.	7,295	1,350,742

Total Consumer Discretionary		80,447,830

Consumer Staples 5.3%
Beverages 1.7%

Diageo PLC, ADR	53,779	6,135,646

PepsiCo, Inc.	110,860	10,482,922

Total		16,618,568

Food & Staples Retailing 2.3%

CVS Health Corp.	177,530	17,097,914

Walgreens Boots Alliance, Inc.	72,520	5,526,024

Total		22,623,938

Household Products 1.0%

Procter & Gamble Co. (The)	108,770	9,907,859

Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.3%

Avon Products, Inc.	167,435	1,572,215

Nu Skin Enterprises, Inc., Class A	20,080	877,496

Total		2,449,711

Total Consumer Staples		51,600,076

Energy 4.1%
Energy Equipment & Services 1.4%

Halliburton Co.	206,464	8,120,229

Schlumberger Ltd.	70,865	6,052,580

Total		14,172,809

Oil, Gas & Consumable Fuels 2.7%

Canadian Natural Resources Ltd.	151,030	4,663,806

Chevron Corp.	129,966	14,579,586

ConocoPhillips	39,189	2,706,392

Noble Energy, Inc.	82,809	3,927,631

Total		25,877,415

Total Energy		40,050,224

Financials 12.7%
Banks 7.0%

Bank of America Corp.	833,783	14,916,378

Citigroup, Inc.	390,073	21,106,850

JPMorgan Chase & Co.	345,585	21,626,709

Wells Fargo & Co.	200,331	10,982,146

Total		68,632,083

Capital Markets 3.1%

BlackRock, Inc.	41,141	14,710,376

Goldman Sachs Group, Inc. (The)	77,680	15,056,714

Total		29,767,090

Diversified Financial Services 1.6%

Berkshire Hathaway, Inc., Class B(a)	102,752	15,428,213

Insurance 0.9%

Aon PLC	91,251	8,653,332

Real Estate Investment Trusts (REITs) 0.1%

Rayonier, Inc.	28,030	783,158

Total Financials		123,263,876

Health Care 9.7%
Biotechnology 1.7%

Biogen Idec, Inc.(a)	4,730	1,605,599

Celgene Corp.(a)	86,835	9,713,363

Vertex Pharmaceuticals, Inc.(a)	47,430	5,634,684

Total		16,953,646

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care Equipment & Supplies 4.4%

Abbott Laboratories	237,430	10,689,099

Covidien PLC	127,988	13,090,613

Medtronic, Inc.	198,450	14,328,090

St. Jude Medical, Inc.	74,215	4,826,201

Total		42,934,003

Health Care Providers & Services 1.3%

Cardinal Health, Inc.	77,046	6,219,923

CIGNA Corp.	60,445	6,220,395

Total		12,440,318

Health Care Technology 0.3%

IMS Health Holdings, Inc.(a)	103,435	2,652,073

Pharmaceuticals 2.0%

Johnson & Johnson	94,321	9,863,147

Perrigo Co. PLC	59,917	10,015,726

Total		19,878,873

Total Health Care		94,858,913

Industrials 7.1%
Aerospace & Defense 2.9%

Honeywell International, Inc.	156,856	15,673,051

Precision Castparts Corp.	18,260	4,398,469

United Technologies Corp.	71,439	8,215,485

Total		28,287,005

Air Freight & Logistics 0.5%

FedEx Corp.	27,630	4,798,226

Building Products 0.3%

Fortune Brands Home & Security, Inc.	70,283	3,181,711

Commercial Services & Supplies 0.7%

Tyco International PLC	161,079	7,064,925

Electrical Equipment 1.0%

Eaton Corp. PLC	145,687	9,900,889

Industrial Conglomerates 0.8%

General Electric Co.	294,098	7,431,857

Professional Services 0.5%

Dun & Bradstreet Corp. (The)	36,395	4,402,339

Road & Rail 0.4%

Kansas City Southern	29,505	3,600,495

Total Industrials		68,667,447

Information Technology 12.0%
Communications Equipment 0.5%

QUALCOMM, Inc.	67,078	4,985,908

Common Stocks (continued)
Issuer	Shares	Value ($)

Internet Software & Services 2.3%

Google, Inc., Class A(a)	13,589	7,211,139

Google, Inc., Class C(a)	27,324	14,383,353

Twitter, Inc.(a)	31,585	1,132,954

Total		22,727,446

IT Services 1.2%

MasterCard, Inc., Class A	134,945	11,626,861

Semiconductors & Semiconductor Equipment 0.9%

Broadcom Corp., Class A	130,237	5,643,170

Skyworks Solutions, Inc.	46,627	3,390,249

Total		9,033,419

Software 3.2%

Electronic Arts, Inc.(a)	178,563	8,395,139

Intuit, Inc.	81,750	7,536,533

Microsoft Corp.	320,923	14,906,873

Total		30,838,545

Technology Hardware, Storage & Peripherals 3.9%

Apple, Inc.	258,167	28,496,473

EMC Corp.	233,289	6,938,015

Hewlett-Packard Co.	64,208	2,576,667

Total		38,011,155

Total Information Technology		117,223,334

Materials 2.0%
Chemicals 2.0%

Chemtura Corp.(a)	79,095	1,956,019

Dow Chemical Co. (The)	68,267	3,113,658

LyondellBasell Industries NV, Class A	81,835	6,496,881

Monsanto Co.	65,320	7,803,780

Total		19,370,338

Total Materials		19,370,338

Telecommunication Services 1.5%
Diversified Telecommunication Services 1.5%

Verizon Communications, Inc.	308,460	14,429,759

Total Telecommunication Services		14,429,759

Total Common Stocks
(Cost: $507,053,625)		609,911,797

Corporate Bonds & Notes 10.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
BAE Systems Holdings, Inc.(b)
10/07/24	3.800%	820,000	840,565

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bombardier, Inc.(b) Senior Unsecured
04/15/19	4.750%	21,000	21,079
03/15/20	7.750%	18,000	19,530
10/15/22	6.000%	24,000	24,240

Huntington Ingalls Industries, Inc.
03/15/21	7.125%	19,000	20,520

Huntington Ingalls Industries, Inc.(b)
12/15/21	5.000%	12,000	12,210

L-3 Communications Corp.
02/15/21	4.950%	700,000	760,823

TransDigm, Inc.
10/15/20	5.500%	3,000	2,932
07/15/21	7.500%	20,000	21,300
07/15/24	6.500%	35,000	35,175

Total			1,758,374

Automotive 0.1%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	15,000	15,300
03/15/21	6.250%	30,000	31,500

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	62,000	68,665

Ford Motor Credit Co. LLC Senior Unsecured
01/16/18	2.375%	700,000	704,056

Gates Global LLC/Co.(b)
07/15/22	6.000%	21,000	20,112

General Motors Co. Senior Unsecured
10/02/23	4.875%	114,000	121,980

Jaguar Land Rover Automotive PLC(b)
02/01/23	5.625%	10,000	10,525

Schaeffler Finance BV(b) Senior Secured
05/15/21	4.250%	41,000	39,975
05/15/21	4.750%	28,000	28,000

Schaeffler Holding Finance BV Senior Secured PIK(b)
11/15/19	6.250%	27,000	27,810

Tenneco, Inc.
12/15/24	5.375%	13,000	13,325

Total			1,081,248

Banking 1.9%
Ally Financial, Inc.
01/27/19	3.500%	16,000	15,808
03/15/20	8.000%	90,000	106,200
Senior Unsecured
09/30/24	5.125%	16,000	16,240

BB&T Corp. Senior Unsecured(c)
12/01/16	0.664%	750,000	750,406

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp. Senior Unsecured
01/05/21	5.875%	1,650,000	1,913,130

Barclays Bank PLC Senior Unsecured
05/15/24	3.750%	775,000	798,832

Bear Stearns Companies LLC (The) Senior Unsecured
02/01/18	7.250%	1,300,000	1,498,315

Capital One Financial Corp. Senior Unsecured
06/15/23	3.500%	915,000	924,748

Citigroup, Inc. Senior Unsecured
05/15/18	6.125%	1,145,000	1,295,767

Credit Suisse Senior Unsecured
09/09/24	3.625%	950,000	966,377

Discover Financial Services Senior Unsecured
11/21/22	3.850%	690,000	702,007

Fifth Third Bancorp Senior Unsecured
03/15/22	3.500%	575,000	589,421

Goldman Sachs Group, Inc. (The) Senior Unsecured
07/08/24	3.850%	1,450,000	1,486,737

HSBC Holdings PLC Senior Unsecured
04/05/21	5.100%	775,000	876,058

ING Bank NV Senior Unsecured(b)(c)
09/25/15	1.895%	910,000	919,345

Morgan Stanley Senior Unsecured
01/25/21	5.750%	1,050,000	1,205,349

PNC Financial Services Group, Inc. (The) Senior Unsecured(c)
11/09/22	2.854%	950,000	938,155

Royal Bank of Scotland Group PLC Subordinated Notes
05/28/24	5.125%	58,000	58,997

Royal Bank of Scotland PLC (The)
08/24/20	5.625%	600,000	683,219

State Street Corp. Senior Unsecured
12/16/24	3.300%	600,000	608,967
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	42,000	46,725

U.S. Bank Subordinated Notes(c)
04/29/20	3.778%	800,000	807,181

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co. Subordinated Notes
02/13/23	3.450%	1,365,000	1,383,419

Total			18,591,403

Brokerage/Asset Managers/Exchanges —%
E*TRADE Financial Corp. Senior Unsecured
11/15/22	5.375%	28,000	28,630

Building Materials —%
Allegion US Holding Co., Inc.
10/01/21	5.750%	42,000	44,415

American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	43,000	43,215

Building Materials Corp. of America Senior Unsecured(b)
11/15/24	5.375%	21,000	20,948

Gibraltar Industries, Inc.
02/01/21	6.250%	13,000	13,195

HD Supply, Inc.
07/15/20	7.500%	77,000	80,657
Secured
04/15/20	11.000%	23,000	26,220

HD Supply, Inc.(b) Senior Secured
12/15/21	5.250%	21,000	21,367

Nortek, Inc.
12/01/18	10.000%	8,000	8,380
04/15/21	8.500%	34,000	36,380

USG Corp.(b)
11/01/21	5.875%	10,000	10,100

Total			304,877

Cable and Satellite 0.3%
CCO Holdings LLC/Capital Corp.
04/30/21	6.500%	14,000	14,700
01/31/22	6.625%	13,000	13,813
09/30/22	5.250%	20,000	19,950

CCOH Safari LLC
12/01/22	5.500%	20,000	20,300
12/01/24	5.750%	83,000	83,934

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	38,000	42,655

CSC Holdings LLC(b) Senior Unsecured
06/01/24	5.250%	34,000	34,170

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	19,000	21,470

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp.(b) Senior Unsecured
09/15/20	6.375%	43,000	44,505
12/15/21	5.125%	11,000	10,670

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/22	3.800%	870,000	885,112

DISH DBS Corp.
09/01/19	7.875%	44,000	49,940
03/15/23	5.000%	31,000	29,992

DISH DBS Corp.(b)
11/15/24	5.875%	25,000	25,125

Hughes Satellite Systems Corp.
06/15/21	7.625%	14,000	15,400

Intelsat Jackson Holdings SA
10/15/20	7.250%	40,000	42,250

Intelsat Luxembourg SA
06/01/21	7.750%	21,000	21,053
06/01/23	8.125%	30,000	30,600

Mediacom Broadband LLC/Corp.
04/15/21	5.500%	4,000	4,020

NBCUniversal Media LLC
04/01/41	5.950%	650,000	835,845

Numericable-SFR Senior Secured(b)
05/15/22	6.000%	65,000	65,357

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	27,000	27,607

Time Warner Cable, Inc.
02/01/20	5.000%	675,000	743,895

Videotron Ltd.
07/15/22	5.000%	27,000	27,473

Videotron Ltd.(b)
06/15/24	5.375%	6,000	6,120

Virgin Media Secured Finance PLC Senior Secured(b)
04/15/21	5.375%	29,000	30,087

Total			3,146,043

Chemicals 0.2%
Ashland, Inc. Senior Unsecured
04/15/18	3.875%	27,000	27,270

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b)
05/01/21	7.375%	19,000	20,045

Celanese U.S. Holdings LLC
06/15/21	5.875%	25,000	26,500

Dow Chemical Co. (The) Senior Unsecured
11/01/29	7.375%	475,000	632,329

Eastman Chemical Co. Senior Unsecured
06/01/17	2.400%	550,000	558,586

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eco Services Operations LLC/Finance Corp. Senior Unsecured(b)
11/01/22	8.500%	18,000	18,270

Huntsman International LLC
11/15/20	4.875%	20,000	19,850
03/15/21	8.625%	6,000	6,435

Huntsman International LLC(b)
11/15/22	5.125%	4,000	3,940

INEOS Group Holdings SA(b)
08/15/18	6.125%	7,000	6,703
02/15/19	5.875%	27,000	25,582

JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	55,000	60,500

LYB International Finance BV
07/15/23	4.000%	700,000	716,059

NOVA Chemicals Corp. Senior Unsecured(b)
05/01/25	5.000%	83,000	82,377

PQ Corp. Secured(b)
05/01/18	8.750%	134,000	138,690

WR Grace & Co.(b)
10/01/21	5.125%	29,000	29,725
10/01/24	5.625%	12,000	12,510

Total			2,385,371

Construction Machinery 0.1%
Ashtead Capital, Inc. Secured(b)
07/15/22	6.500%	13,000	13,910

Case New Holland Industrial, Inc.
12/01/17	7.875%	42,000	46,200

Caterpillar Financial Services Corp. Senior Unsecured
06/01/22	2.850%	525,000	525,206

Columbus McKinnon Corp.
02/01/19	7.875%	49,000	50,960

H&E Equipment Services, Inc.
09/01/22	7.000%	17,000	17,489

United Rentals North America, Inc.
04/15/22	7.625%	99,000	108,851
06/15/23	6.125%	16,000	16,800
11/15/24	5.750%	14,000	14,420

Total			793,836

Consumer Cyclical Services —%
ADT Corp. (The) Senior Unsecured
03/15/20	5.250%	18,000	18,225
07/15/22	3.500%	22,000	18,755

APX Group, Inc.
12/01/20	8.750%	21,000	17,732
Senior Secured
12/01/19	6.375%	47,000	45,002

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
APX Group, Inc.(b)
12/01/20	8.750%	12,000	10,230

IHS, Inc.(b)
11/01/22	5.000%	42,000	41,580

Monitronics International, Inc.
04/01/20	9.125%	39,000	36,953

Total			188,477

Consumer Products —%
Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	45,000	47,812

Spectrum Brands, Inc.
11/15/20	6.375%	39,000	40,853

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	36,000	35,190

Tempur Sealy International, Inc.
12/15/20	6.875%	32,000	34,000

Total			157,855

Diversified Manufacturing 0.1%
Amsted Industries, Inc.(b)
03/15/22	5.000%	23,000	22,598

Entegris, Inc.(b)
04/01/22	6.000%	29,000	29,362

Hamilton Sundstrand Corp. Senior Unsecured(b)
12/15/20	7.750%	49,000	46,305

United Technologies Corp. Senior Unsecured
06/01/22	3.100%	500,000	510,164

Total			608,429

Electric 0.7%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	50,000	56,500

Arizona Public Service Co. Senior Unsecured
04/01/42	4.500%	525,000	556,063

CMS Energy Corp. Senior Unsecured
02/01/20	6.250%	715,000	826,623

Calpine Corp. Senior Secured(b)
01/15/22	6.000%	56,000	59,500

Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	600,000	669,124

Exelon Generation Co. LLC Senior Unsecured
06/15/22	4.250%	640,000	665,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	585,000	736,406

NRG Energy, Inc.
07/15/22	6.250%	60,000	61,350

NRG Yield Operating LLC(b)
08/15/24	5.375%	38,000	38,570

Nevada Power Co.
08/01/18	6.500%	550,000	637,326

PPL Capital Funding, Inc.
06/01/23	3.400%	700,000	701,315

Pacific Gas & Electric Co. Senior Unsecured
03/01/37	5.800%	600,000	734,991

Progress Energy, Inc. Senior Unsecured
03/01/31	7.750%	500,000	724,076

TransAlta Corp. Senior Unsecured
06/03/17	1.900%	675,000	672,141

Total			7,139,060

Environmental 0.1%
Waste Management, Inc.
03/11/19	7.375%	550,000	664,699

Finance Companies 0.3%
AerCap Ireland Capital Ltd./Global Aviation Trust(b)
05/15/21	4.500%	117,000	118,462

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	53,000	56,312

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	15,000	15,000

Aviation Capital Group Corp. Senior Unsecured(b)
04/06/21	6.750%	2,000	2,265

CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	17,000	17,722

CIT Group, Inc.(b) Senior Secured
04/01/18	6.625%	79,000	85,320

General Electric Capital Corp. Senior Unsecured
01/09/23	3.100%	2,000,000	2,024,990

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	80,000	96,400

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Navient Corp. Senior Unsecured
01/15/19	5.500%	15,000	15,338
10/26/20	5.000%	3,000	2,944
01/25/22	7.250%	19,000	20,615
01/25/23	5.500%	17,000	16,278
03/25/24	6.125%	23,000	22,597
10/25/24	5.875%	40,000	38,100

OneMain Financial Holdings, Inc.(b)
12/15/19	6.750%	13,000	13,293
12/15/21	7.250%	23,000	23,575

Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	61,000	59,170
Senior Unsecured
02/15/19	10.125%	6,000	6,300

Springleaf Finance Corp.
12/15/17	6.900%	19,000	20,235
06/01/20	6.000%	10,000	9,900
10/01/21	7.750%	39,000	43,680
10/01/23	8.250%	16,000	17,920

iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	27,000	26,190

Total			2,752,606

Food and Beverage 0.4%
Anheuser-Busch InBev Worldwide, Inc.
04/15/20	5.000%	750,000	838,554

Aramark Services, Inc.
03/15/20	5.750%	12,000	12,390

ConAgra Foods, Inc. Senior Unsecured
01/25/23	3.200%	700,000	685,661

Constellation Brands, Inc.
11/15/19	3.875%	30,000	30,225
11/15/24	4.750%	29,000	29,363

Darling Ingredients, Inc.
01/15/22	5.375%	43,000	42,355

Diageo Capital PLC
04/29/23	2.625%	585,000	568,781

Diamond Foods, Inc.(b)
03/15/19	7.000%	7,000	7,175

PepsiCo, Inc. Senior Unsecured
03/05/22	2.750%	560,000	559,126

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	5,000	4,875

Post Holdings, Inc.(b)
12/15/22	6.000%	14,000	13,125

SABMiller Holdings, Inc.(b)
01/15/22	3.750%	750,000	782,783

Sysco Corp.
10/02/44	4.500%	515,000	558,607

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WhiteWave Foods Co. (The)
10/01/22	5.375%	29,000	29,870

Total			4,162,890

Gaming —%
GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	35,000	36,225

MGM Resorts International
03/01/18	11.375%	37,000	43,845
10/01/20	6.750%	25,000	26,250
12/15/21	6.625%	25,000	26,250
03/15/23	6.000%	69,000	69,345

Penn National Gaming, Inc. Senior Unsecured
11/01/21	5.875%	25,000	23,250

Pinnacle Entertainment, Inc.
08/01/21	6.375%	32,000	32,960

Scientific Games International, Inc.(b)
12/01/22	10.000%	59,000	54,132
Senior Secured
01/01/22	7.000%	53,000	53,663

Seminole Tribe of Florida, Inc. Senior Secured(b)
10/01/20	6.535%	45,000	47,925

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b)
06/01/21	6.375%	16,000	14,560

Tunica-Biloxi Gaming Authority Senior Unsecured(b)(d)
11/15/15	9.000%	27,000	15,660

Total			444,065

Health Care 0.5%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	8,000	7,880

Amsurg Corp.
11/30/20	5.625%	20,000	20,450

Amsurg Corp.(b)
07/15/22	5.625%	19,000	19,475

Becton Dickinson and Co. Senior Unsecured
12/15/24	3.734%	425,000	437,569

Biomet, Inc.
08/01/20	6.500%	8,000	8,560

CHS/Community Health Systems, Inc.
11/15/19	8.000%	39,000	41,632
02/01/22	6.875%	63,000	66,741
Senior Secured
08/01/21	5.125%	8,000	8,300

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	625,000	684,121

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catamaran Corp.
03/15/21	4.750%	8,000	8,000

ConvaTec Finance International SA Senior Unsecured PIK(b)
01/15/19	8.250%	11,000	11,165

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	41,000	43,255

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	63,000	66,780
07/15/24	5.125%	27,000	27,540

Emdeon, Inc.
12/31/19	11.000%	21,000	22,890

Express Scripts Holding Co.
11/15/21	4.750%	625,000	689,721

Fresenius Medical Care U.S. Finance II, Inc.(b)
10/15/24	4.750%	33,000	33,330

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	18,000	19,890

HCA, Inc.
02/15/22	7.500%	100,000	114,250
Senior Secured
03/15/19	3.750%	47,000	47,059
04/15/25	5.250%	39,000	40,755

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	12,000	12,360

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	30,000	32,850

LifePoint Hospitals, Inc.
12/01/21	5.500%	31,000	31,698

MPH Acquisition Holdings LLC(b)
04/01/22	6.625%	29,000	29,870

McKesson Corp. Senior Unsecured
12/15/22	2.700%	715,000	684,082

Medtronic, Inc. Senior Unsecured(b)
03/15/22	3.150%	835,000	845,584

Omnicare, Inc. Senior Unsecured
12/01/22	4.750%	18,000	18,225
12/01/24	5.000%	8,000	8,200

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	18,000	19,080

STHI Holding Corp. Secured(b)
03/15/18	8.000%	29,000	30,305

Teleflex, Inc.(b)
06/15/24	5.250%	2,000	2,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	41,000	41,512
10/01/20	6.000%	20,000	21,477
04/01/21	4.500%	46,000	46,115
Senior Unsecured
04/01/22	8.125%	68,000	75,990

Tenet Healthcare Corp.(b) Senior Unsecured
03/01/19	5.000%	5,000	5,006

Universal Health Services, Inc. Senior Secured(b)
08/01/22	4.750%	41,000	41,000

Total			4,364,717

Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured
05/15/22	4.750%	13,000	13,033

Cigna Corp. Senior Unsecured
06/15/20	5.125%	594,000	661,965

Total			674,998

Home Construction —%
Brookfield Residential Properties, Inc./U.S. Corp.(b)
07/01/22	6.125%	17,000	17,680

Meritage Homes Corp.
03/01/18	4.500%	35,000	35,000
04/15/20	7.150%	11,000	11,825
04/01/22	7.000%	6,000	6,360

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	18,000	18,900

Standard Pacific Corp.
12/15/21	6.250%	20,000	20,500
11/15/24	5.875%	10,000	10,000

TRI Pointe Holdings, Inc. Senior Unsecured(b)
06/15/19	4.375%	11,000	10,849

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/21	5.250%	8,000	7,880
03/01/24	5.625%	32,000	30,880

Total			169,874

Independent Energy 0.6%
Anadarko Petroleum Corp. Senior Unsecured
09/15/36	6.450%	475,000	570,805

Antero Resources Corp.(b)
12/01/22	5.125%	52,000	49,010

Canadian Natural Resources Ltd. Senior Unsecured
11/15/21	3.450%	550,000	542,578

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	37,000	37,000

Chesapeake Energy Corp.
08/15/20	6.625%	31,000	33,170
11/15/20	6.875%	16,000	17,200
02/15/21	6.125%	72,000	75,600
03/15/23	5.750%	39,000	40,170

Cimarex Energy Co.
06/01/24	4.375%	9,000	8,595

Concho Resources, Inc.
01/15/21	7.000%	72,000	75,420
04/01/23	5.500%	98,000	98,461

Continental Resources, Inc.
04/15/23	4.500%	540,000	513,622

Devon Energy Corp. Senior Unsecured
07/15/21	4.000%	500,000	517,013

Diamondback Energy, Inc.
10/01/21	7.625%	8,000	7,810

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	34,000	34,340
09/01/22	7.750%	20,000	18,700

EnCana Corp. Senior Unsecured
11/15/21	3.900%	625,000	615,957

Hilcorp Energy I LP/Finance Co. Senior Unsecured(b)
12/01/24	5.000%	20,000	17,600

Laredo Petroleum, Inc.
02/15/19	9.500%	76,000	75,620
01/15/22	5.625%	40,000	35,000
05/01/22	7.375%	11,000	10,285

Noble Energy, Inc. Senior Unsecured
11/15/24	3.900%	800,000	790,678

Oasis Petroleum, Inc.
11/01/21	6.500%	82,000	74,620
03/15/22	6.875%	58,000	52,780
01/15/23	6.875%	26,000	23,660

Parsley Energy LLC/Finance Corp. Senior Unsecured(b)
02/15/22	7.500%	42,000	39,795

RSP Permian, Inc.(b)
10/01/22	6.625%	12,000	11,160

Range Resources Corp.
06/01/21	5.750%	35,000	36,137

Southwestern Energy Co. Senior Unsecured
02/01/18	7.500%	590,000	664,651

Whiting Petroleum Corp.
10/01/18	6.500%	4,000	3,860
03/15/21	5.750%	58,000	53,795

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Woodside Finance Ltd.(b)
05/10/21	4.600%	625,000	665,842

Total			5,810,934

Integrated Energy 0.2%
BP Capital Markets PLC
02/10/24	3.814%	850,000	855,517

Cenovus Energy, Inc. Senior Unsecured
09/15/23	3.800%	700,000	683,549

Petro-Canada Senior Unsecured
05/15/18	6.050%	565,000	635,481

Total			2,174,547

Leisure —%
AMC Entertainment, Inc.
12/01/20	9.750%	5,000	5,438

Activision Blizzard, Inc.(b)
09/15/21	5.625%	82,000	86,100

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	34,000	34,170

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(b)
06/01/24	5.375%	5,000	4,975

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(e)(f)
07/01/15	9.300%	186,692	186,692

Total			317,375

Life Insurance 0.4%
American International Group, Inc. Senior Unsecured
02/15/24	4.125%	1,000,000	1,064,512

Five Corners Funding Trust Senior Unsecured(b)
11/15/23	4.419%	975,000	1,033,258

Hartford Financial Services Group, Inc. (The) Senior Unsecured
03/30/20	5.500%	650,000	734,557

Metropolitan Life Global Funding I Senior Secured(b)
04/11/22	3.875%	735,000	776,974

Total			3,609,301

Lodging —%
Choice Hotels International, Inc.
07/01/22	5.750%	25,000	26,813

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	85,000	88,825

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Playa Resorts Holding BV(b)
08/15/20	8.000%	47,000	46,882

Total			162,520

Media and Entertainment 0.4%
21st Century Fox America, Inc.
03/15/33	6.550%	600,000	779,360

AMC Networks, Inc.
07/15/21	7.750%	4,000	4,270
12/15/22	4.750%	47,000	45,590

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	50,000	52,625
Senior Unsecured
11/15/22	6.500%	12,000	12,210
11/15/22	6.500%	38,000	39,140

Gannett Co., Inc.
10/15/23	6.375%	6,000	6,360

Gannett Co., Inc.(b)
09/15/21	4.875%	12,000	11,910
09/15/24	5.500%	12,000	12,030

Lamar Media Corp.
01/15/24	5.375%	7,000	7,210

MDC Partners, Inc.(b)
04/01/20	6.750%	64,000	65,920

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	21,000	21,079

Nielsen Finance LLC/Co.
10/01/20	4.500%	3,000	3,015

Nielsen Finance LLC/Co.(b)
04/15/22	5.000%	17,000	17,085

Outfront Media Capital LLC/Corp.(b)
02/15/22	5.250%	5,000	5,038
02/15/24	5.625%	5,000	5,025
03/15/25	5.875%	53,000	53,397

Reed Elsevier Capital, Inc.
10/15/22	3.125%	700,000	692,877

Scripps Networks Interactive, Inc. Senior Unsecured
11/15/24	3.900%	550,000	559,998

Sky PLC(b)
11/26/22	3.125%	650,000	636,655

Thomson Reuters Corp. Senior Unsecured
05/23/43	4.500%	550,000	550,366

Univision Communications, Inc.(b)
05/15/21	8.500%	32,000	34,080
Senior Secured
11/01/20	7.875%	18,000	19,215
09/15/22	6.750%	39,000	41,730
05/15/23	5.125%	22,000	22,220

iHeartCommunications, Inc. PIK
02/01/21	14.000%	32,172	26,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc. Senior Secured
03/01/21	9.000%	30,000	29,400

Total			3,754,025

Metals 0.1%
Alcoa, Inc. Senior Unsecured
10/01/24	5.125%	30,000	31,793

ArcelorMittal Senior Unsecured
03/01/21	6.000%	61,000	63,440

Calcipar SA Senior Secured(b)
05/01/18	6.875%	24,000	24,120

Constellium NV(b)
05/15/24	5.750%	2,000	1,740

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	39,000	35,393

Peabody Energy Corp.
11/15/18	6.000%	16,000	14,520
11/15/21	6.250%	26,000	22,230

Vale Overseas Ltd.
01/23/17	6.250%	640,000	682,630

Total			875,866

Midstream 0.6%
Access Midstream Partners LP/Finance Corp.
03/15/24	4.875%	1,000	1,015

Blue Racer Midstream LLC/Finance Corp.(b)
11/15/22	6.125%	36,000	34,740

Crestwood Midstream Partners LP/Finance Corp.
03/01/22	6.125%	15,000	14,325

El Paso Pipeline Partners Operating Co. LLC
11/15/40	7.500%	525,000	645,738

Enterprise Products Operating LLC
02/01/41	5.950%	615,000	723,052

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	54,000	51,300
05/15/22	5.500%	27,000	22,950

Kinder Morgan Energy Partners LP
03/01/44	5.500%	650,000	660,750

Kinder Morgan, Inc.
09/15/20	6.500%	3,000	3,402

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	30,000	31,350
02/15/23	5.500%	59,000	59,738
07/15/23	4.500%	79,000	76,037

Markwest Energy Partners LP/Finance Corp.
12/01/24	4.875%	21,000	20,528

NiSource Finance Corp.
02/15/44	4.800%	595,000	633,940

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp. Senior Unsecured
11/01/24	3.600%	575,000	564,487

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	55,000	56,100
03/01/22	5.875%	22,000	21,945
10/01/22	5.000%	24,000	22,680

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	389,000	418,268

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	2,000	1,930
11/15/23	4.250%	15,000	13,650

Targa Resources Partners LP/Finance Corp.(b)
11/15/19	4.125%	16,000	15,400

Tesoro Logistics LP/Finance Corp.(b) Senior Unsecured
10/15/19	5.500%	8,000	7,940
10/15/22	6.250%	51,000	50,873

TransCanada PipeLines Ltd. Senior Unsecured(c)
06/30/16	0.937%	725,000	728,429

Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	655,000	721,953

Total			5,602,520

Natural Gas 0.1%
Sempra Energy Senior Unsecured
10/01/22	2.875%	950,000	933,839

Office REIT 0.1%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	700,000	745,096

Oil Field Services 0.2%
Halliburton Co. Senior Unsecured
08/01/23	3.500%	800,000	807,276

Noble Holding International Ltd.
03/01/21	4.625%	450,000	409,353

Weatherford International LLC
06/15/37	6.800%	500,000	472,808

Total			1,689,437

Other Financial Institutions —%
Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	15,000	15,453
02/01/22	5.875%	19,000	19,083

Total			34,536

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry —%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	48,000	48,960

Other REIT —%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	21,000	22,418

Packaging —%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
01/31/21	6.750%	20,000	19,900

Beverage Packaging Holdings (Luxembourg) II SA(b)
12/15/16	5.625%	8,000	7,840
06/15/17	6.000%	5,000	4,875

Plastipak Holdings, Inc. Senior Unsecured(b)
10/01/21	6.500%	42,000	41,790

Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	38,000	40,280
02/15/21	8.250%	29,000	29,725
Senior Secured
04/15/19	7.125%	62,000	64,170

Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b)
05/01/22	6.375%	40,000	39,000

Total			247,580

Pharmaceuticals 0.3%
AbbVie, Inc. Senior Unsecured
11/06/22	2.900%	600,000	590,716

Actavis, Inc.
10/01/22	3.250%	725,000	705,875

Amgen, Inc. Senior Unsecured
11/15/21	3.875%	845,000	892,754

Capsugel SA Senior Unsecured PIK(b)
05/15/19	7.000%	12,000	12,180

Grifols Worldwide Operations Ltd. Senior Unsecured(b)
04/01/22	5.250%	34,000	34,772

Jaguar Holding Co. I Senior Unsecured PIK(b)
10/15/17	9.375%	17,000	17,374

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	26,000	27,885

Novartis Capital Corp.
05/06/24	3.400%	685,000	712,024

Salix Pharmaceuticals Ltd.(b)
01/15/21	6.000%	11,000	11,220

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International, Inc.(b)
10/15/20	6.375%	84,000	87,780
07/15/21	7.500%	30,000	32,400
12/01/21	5.625%	12,000	12,150

Total			3,137,130

Property & Casualty 0.4%
ACE INA Holdings, Inc.
03/15/18	5.800%	565,000	634,533

CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	525,000	626,611

HUB International Ltd. Senior Unsecured(b)
10/01/21	7.875%	85,000	84,575

Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(b)
07/15/19	8.125%	4,000	3,960

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	875,000	946,635

Loews Corp. Senior Unsecured
05/15/23	2.625%	875,000	826,684

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	375,000	540,053

Total			3,663,051

Railroads 0.2%
Burlington Northern Santa Fe LLC Senior Unsecured
09/01/24	3.400%	700,000	712,777

CSX Corp. Senior Unsecured
08/01/24	3.400%	735,000	744,468

Florida East Coast Holdings Corp.(b)
05/01/20	9.750%	18,000	17,910
Senior Secured
05/01/19	6.750%	25,000	24,750

Total			1,499,905

Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	570,000	678,404

Restaurants 0.1%
BC ULC/New Red Finance Inc. Secured(b)
04/01/22	6.000%	57,000	58,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Yum! Brands, Inc. Senior Unsecured
11/01/20	3.875%	640,000	667,090

Total			725,515

Retail REIT 0.1%
Kimco Realty Corp. Senior Unsecured
02/01/18	4.300%	665,000	711,981

Simon Property Group LP Senior Unsecured
02/01/40	6.750%	415,000	577,619

Total			1,289,600

Retailers 0.2%
Asbury Automotive Group, Inc.(b)
12/15/24	6.000%	16,000	16,280

CVS Health Corp. Senior Unsecured
08/12/24	3.375%	650,000	656,307

Group 1 Automotive, Inc.(b)
06/01/22	5.000%	12,000	11,730

Macy’s Retail Holdings, Inc.
07/15/34	6.700%	335,000	428,264

Penske Automotive Group, Inc.
12/01/24	5.375%	18,000	18,225

Rite Aid Corp.
03/15/20	9.250%	15,000	16,369
Senior Unsecured
02/15/27	7.700%	18,000	19,620

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	15,000	15,713

Target Corp. Senior Unsecured
07/01/24	3.500%	700,000	726,721

Total			1,909,229

Technology 0.4%
Alliance Data Systems Corp.(b)
12/01/17	5.250%	39,000	40,170
04/01/20	6.375%	23,000	23,575
08/01/22	5.375%	51,000	50,362

Ancestry.com, Inc.
12/15/20	11.000%	31,000	34,914

Apple, Inc. Senior Unsecured
05/03/23	2.400%	675,000	656,098

Audatex North America, Inc.(b)
06/15/21	6.000%	26,000	26,780

Cisco Systems, Inc. Senior Unsecured
03/04/21	2.900%	700,000	712,804

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Equinix, Inc. Senior Unsecured
04/01/20	4.875%	40,000	39,800
01/01/22	5.375%	22,000	22,207
04/01/23	5.375%	14,000	14,000

First Data Corp.
01/15/21	12.625%	52,000	61,750

First Data Corp.(b) Secured
01/15/21	8.250%	51,000	54,570
Senior Secured
08/15/20	8.875%	12,000	12,870
11/01/20	6.750%	42,000	45,045

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	14,000	14,455

Hewlett-Packard Co. Senior Unsecured
06/01/21	4.300%	670,000	705,446

Iron Mountain, Inc.
08/15/23	6.000%	18,000	18,720

MSCI, Inc.(b)
11/15/24	5.250%	32,000	33,120

NCR Corp.
12/15/21	5.875%	18,000	18,495
12/15/23	6.375%	7,000	7,280

NXP BV/Funding LLC(b)
02/15/21	5.750%	45,000	47,250

Nuance Communications, Inc.(b)
08/15/20	5.375%	33,000	33,082

Oracle Corp. Senior Unsecured
04/15/38	6.500%	555,000	746,844

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	33,000	32,340

Zebra Technologies Corp. Senior Unsecured(b)
10/15/22	7.250%	39,000	40,950

Total			3,492,927

Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	16,000	17,440

ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	500,000	673,806

Hertz Corp. (The)
10/15/18	7.500%	32,000	33,200
01/15/21	7.375%	22,000	23,100

Total			747,546

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.1%
Altice SA Senior Secured(b)
05/15/22	7.750%	19,000	19,036

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	41,000	41,410
01/15/23	5.250%	28,000	28,560

Rogers Communications, Inc.
10/01/23	4.100%	550,000	577,852

SBA Telecommunications, Inc.
07/15/20	5.750%	52,000	52,926

Sprint Communications, Inc. Senior Unsecured
08/15/17	8.375%	7,000	7,551
11/15/21	11.500%	50,000	60,125

Sprint Communications, Inc.(b)
11/15/18	9.000%	68,000	77,180
03/01/20	7.000%	56,000	60,480

Sprint Corp.
09/15/21	7.250%	30,000	29,737
06/15/24	7.125%	9,000	8,370

T-Mobile USA, Inc.
04/28/21	6.633%	39,000	40,024
01/15/22	6.125%	9,000	9,135
03/01/23	6.000%	34,000	34,085
04/01/23	6.625%	38,000	38,912
01/15/24	6.500%	9,000	9,225
03/01/25	6.375%	9,000	9,144

Wind Acquisition Finance SA(b)
04/23/21	7.375%	30,000	28,314
Senior Secured
04/30/20	6.500%	23,000	23,517
07/15/20	4.750%	43,000	40,205

Total			1,195,788

Wirelines 0.4%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	800,000	986,061

CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	27,000	28,013
03/15/22	5.800%	35,000	36,312
12/01/23	6.750%	23,000	25,185

Deutsche Telekom International Finance BV
03/23/16	5.750%	400,000	422,399

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	10,000	11,550
09/15/21	6.250%	3,000	3,015
04/15/24	7.625%	67,000	69,010
01/15/25	6.875%	31,000	31,000

Level 3 Communications, Inc. Senior Unsecured(b)
12/01/22	5.750%	24,000	24,150

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Escrow II, Inc.(b)
08/15/22	5.375%	36,000	36,180

Level 3 Financing, Inc.
04/01/19	9.375%	52,000	54,860
07/01/19	8.125%	21,000	22,313
06/01/20	7.000%	6,000	6,345
01/15/21	6.125%	20,000	20,700

Level 3 Financing, Inc.(c)
01/15/18	3.826%	8,000	8,040

Orange SA
07/08/19	5.375%	500,000	561,363

Telecom Italia SpA Senior Unsecured(b)
05/30/24	5.303%	44,000	44,520

Telefonica Emisiones SAU
06/20/36	7.045%	325,000	427,531

Verizon New York, Inc.
04/01/32	7.375%	920,000	1,153,670

Windstream Corp.
08/01/23	6.375%	31,000	28,985

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	5,000	5,634
Senior Secured
01/01/20	8.125%	30,000	31,800

Total			4,038,636

Total Corporate Bonds & Notes
(Cost: $94,873,562)			97,824,137

Residential Mortgage-Backed Securities — Agency 8.1%
Federal Home Loan Mortgage Corp.(g)
04/01/32 - 06/01/37	6.000%	1,254,232	1,418,786
05/01/18 - 02/01/38	5.500%	1,383,484	1,538,622
05/01/39 - 08/01/41	4.500%	6,191,513	6,716,250
08/01/18 - 05/01/41	5.000%	3,607,115	3,951,625
04/01/32	7.000%	110,237	126,087
02/01/17 - 07/01/32	6.500%	861,841	996,897
10/01/26 - 09/01/43	3.500%	17,882,217	18,630,381
07/01/43 - 08/01/43	3.000%	5,861,684	5,930,102

Federal Home Loan Mortgage Corp.(g)(h)
01/14/45	3.500%	1,670,000	1,736,409
01/14/45	4.000%	10,570,000	11,266,959

Federal National Mortgage Association(g)
11/01/16 - 12/01/28	6.000%	226,072	254,283
03/01/26 - 12/01/32	7.000%	1,108,878	1,235,175
06/01/17 - 09/01/32	6.500%	361,584	407,475
02/01/38 - 03/01/38	5.500%	888,328	998,237
11/01/26 - 09/01/40	4.000%	6,195,393	6,604,342
04/01/26 - 01/01/27	3.500%	4,542,924	4,804,071

Federal National Mortgage Association(g)(h)
01/14/45	3.500%	1,695,000	1,766,905
01/14/45	4.000%	3,425,000	3,655,345
01/20/30	3.000%	5,635,000	5,857,098

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(g)(i)
10/01/40	4.500%	1,265,243	1,375,157

Total Residential Mortgage-Backed Securities — Agency
(Cost: $77,159,012)			79,270,206

Residential Mortgage-Backed Securities — Non-Agency 0.4%
JPMorgan Resecuritization Trust CMO Series 2009-12 Class 9A1(b)(c)(g)
05/26/36	2.662%	689,862	696,295

Springleaf Mortgage Loan Trust(b)(c)(g) CMO Series 2012-3A Class A
12/25/59	1.570%	809,065	805,941
CMO Series 2013-1A Class A
06/25/58	1.270%	654,867	652,112
CMO Series 2013-2A Class A
12/25/65	1.780%	589,762	588,729
CMO Series 2013-3A Class A
09/25/57	1.870%	1,181,516	1,176,425

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $3,930,915)			3,919,502

Commercial Mortgage-Backed Securities — Agency 3.7%
Government National Mortgage Association(c)(g) Series 2010-52 Class AE
06/16/36	4.115%	19,081	19,073

Series 2013-50 Class AH
06/16/39	2.100%	1,171,096	1,170,715

Government National Mortgage Association(g) Series 2011-109 Class A
07/16/32	2.450%	389,771	390,912
Series 2011-149 Class A
10/16/46	3.000%	317,882	323,740
Series 2011-161 Class A
01/16/34	1.738%	1,634,069	1,634,535
Series 2011-64 Class AD
11/16/38	2.700%	34,887	34,926
Series 2011-78 Class A
08/16/34	2.250%	782,643	785,181
Series 2012-111 Class AC
04/16/47	2.211%	631,426	634,610
Series 2012-25 Class A
11/16/42	2.575%	2,282,172	2,288,960
Series 2012-79 Class A
04/16/39	1.800%	735,120	725,435
Series 2013-105 Class A
02/16/37	1.705%	2,007,589	1,994,302
Series 2013-12 Class A
10/16/42	1.410%	1,284,637	1,267,886
Series 2013-138 Class A
08/16/35	2.150%	1,079,070	1,080,622
Series 2013-146 Class AH
08/16/40	2.000%	1,424,800	1,428,509

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-17 Class AH
10/16/43	1.558%	1,055,805	1,039,579
Series 2013-194 Class AB
05/16/38	2.250%	839,383	841,120
Series 2013-2 Class AB
12/16/42	1.600%	1,056,799	1,047,349
Series 2013-30 Class A
05/16/42	1.500%	1,842,723	1,796,552
Series 2013-32 Class AB
01/16/42	1.900%	653,707	648,309
Series 2013-33 Class A
07/16/38	1.061%	2,646,152	2,552,156
Series 2013-40 Class A
10/16/41	1.511%	1,165,658	1,148,429
Series 2013-45 Class A
10/16/40	1.450%	2,779,432	2,719,346
Series 2013-57 Class A
06/16/37	1.350%	2,670,673	2,625,023
Series 2013-61 Class A
01/16/43	1.450%	1,306,247	1,279,105
Series 2013-73 Class AE
01/16/39	1.350%	539,080	529,426
Series 2013-78 Class AB
07/16/39	1.624%	1,315,942	1,292,478
Series 2014-120 Class A
05/16/39	2.800%	772,834	785,037
Series 2014-148 Class A
11/16/43	2.650%	697,197	703,151
Series 2014-24 Class AB
07/16/38	2.100%	1,692,549	1,736,318
Series 2014-47 Class AB
08/16/40	2.250%	1,107,228	1,114,474
Series 2014-67 Class AE
05/16/39	2.150%	591,437	601,742

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $36,856,700)			36,239,000

Commercial Mortgage-Backed Securities — Non-Agency 2.0%
American Homes 4 Rent Trust(b)(g) Series 2014-SFR2 Class A
10/17/36	3.786%	1,296,458	1,317,837
Series 2014-SFR3 Class A
12/17/36	3.678%	1,445,000	1,456,444

Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)(g)
01/14/29	3.847%	432,872	457,659

Banc of America Commercial Mortgage Trust Series 2006-4 Class A4(g)
07/10/46	5.634%	1,779,875	1,862,237

Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(g)
10/15/49	5.431%	775,000	820,665

Colony Multifamily Mortgage Trust Series 2014-1 Class A(b)(g)
04/20/50	2.543%	982,750	981,039

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)(g)
11/10/46	5.002%	225,000	253,720

GS Mortgage Securities Trust Series 2006-GG8 Class A4(g)
11/10/39	5.560%	491,695	520,540

General Electric Capital Assurance Co.(b)(c)(g) Series 2003-1 Class A4
05/12/35	5.254%	88,790	90,163
Series 2003-1 Class A5
05/12/35	5.743%	400,000	446,571

JPMorgan Chase Commercial Mortgage Securities Trust(b)(g) Series 2009-IWST Class A2
12/05/27	5.633%	500,000	573,508
Series 2010-C1 Class A1
06/15/43	3.853%	216,345	217,222
Series 2010-CNTR Class A2
08/05/32	4.311%	700,000	762,321
Series 2011-C3 Class A4
02/15/46	4.717%	650,000	724,590

JPMorgan Chase Commercial Mortgage Securities Trust(c)(g) Series 2005-LDP3 Class ASB
08/15/42	4.893%	86,094	86,760
Series 2005-LDP4 Class A4
10/15/42	4.918%	741,665	751,661
Series 2006-LDP6 Class ASB
04/15/43	5.490%	29,697	29,928

JPMorgan Chase Commercial Mortgage Securities Trust(g) Series 2005-LDP2 Class A3
07/15/42	4.697%	903	903

LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3(c)(g)
09/15/45	5.866%	638,825	702,304

Morgan Stanley Capital I Trust(b)(c)(g) Series 2011-C1 Class A4
09/15/47	5.033%	450,000	505,899

Morgan Stanley Capital I Trust(c)(g) Series 2007-T27 Class A4
06/11/42	5.651%	650,000	707,537

Morgan Stanley Re-Remic Trust Series 2009-GG10 Class A4A(b)(c)(g)
08/12/45	5.796%	1,144,751	1,226,965

Motel 6 Trust Series 2012-MTL6 Class A1(b)(g)
10/05/25	1.500%	232,345	232,261

Wachovia Bank Commercial Mortgage Trust(c)(g) Series 2005-C21 Class A4
10/15/44	5.242%	806,103	821,144
Series 2006-C24 Class A1A
03/15/45	5.557%	1,967,454	2,050,502
Series 2006-C24 Class A3
03/15/45	5.558%	1,905,844	1,972,891

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $19,526,152)			19,573,271

Asset-Backed Securities — Non-Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust Series 2012-3 Class A (b)
11/15/16	1.640%	23,317	23,340

CarFinance Capital Auto Trust(b) Series 2013-2A Class A
11/15/17	1.750%	201,543	202,060
Series 2014-1A Class A
12/17/18	1.460%	395,902	395,805

Chesapeake Funding LLC Series 2012-1A Class A(b)(c)
11/07/23	0.907%	513,213	513,614

DT Auto Owner Trust Series 2014-3A Class A(b)
04/16/18	0.980%	595,000	594,640

Diamond Resorts Owner Trust Series 2013-2 Class A(b)
05/20/26	2.270%	469,164	471,457

Exeter Automobile Receivables Trust Series 2014-3A Class A(b)
01/15/19	1.320%	608,915	608,197

First Investors Auto Owner Trust(b) Series 2013-3A Class A2
09/15/17	0.890%	230,553	230,692
Series 2014-3A Class A2
11/15/18	1.060%	475,000	474,125

Hertz Fleet Lease Funding LP Series 2013-3 Class A(b)(c)
12/10/27	0.712%	500,000	500,603

Hilton Grand Vacations Trust(b) Series 2013-A Class A
01/25/26	2.280%	852,142	856,664
Series 2014-AA Class A
11/25/26	1.770%	1,131,616	1,117,789

Nations Equipment Finance Funding I LLC Series 2013-1A Class A(b)
11/20/16	1.697%	162,088	162,266

New York City Tax Liens Trust Series 2014-A Class A(b)
11/10/27	1.030%	304,933	304,565

PFS Tax Lien Trust Series 2014-1 Class NOTE(b)
05/15/29	1.440%	346,192	346,374

SLM Private Education Loan Trust Series 2012-A Class A2(b)
01/17/45	3.830%	400,000	422,096

Sierra Timeshare Receivables Funding Co. LLC Series 2010-3A Class A(b)
11/20/25	3.510%	54,234	54,797

TAL Advantage V LLC Series 2014-2A Class A1(b)
05/20/39	1.700%	723,443	717,862

Wheels SPV LLC Series 2012-1 Class A2(b)
03/20/21	1.190%	43,449	43,479

Total Asset-Backed Securities — Non-Agency
(Cost: $8,030,129)			8,040,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Inflation-Indexed Bonds 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.6%
U.S. Treasury Inflation-Indexed Bond
04/15/16	0.125%	5,571,970	5,554,993

Total Inflation-Indexed Bonds
(Cost: $5,646,936)			5,554,993

U.S. Treasury Obligations 3.5%
U.S. Treasury
03/31/15	2.500%	13,475,000	13,553,424
07/31/18	1.375%	2,425,000	2,427,464
08/15/40	3.875%	14,425,000	17,609,766

Total U.S. Treasury Obligations
(Cost: $31,753,966)			33,590,654

Foreign Government Obligations(j) 0.5%
Canada 0.4%
Province of Nova Scotia Senior Unsecured
01/26/17	5.125%	1,000,000	1,085,690

Province of Ontario Senior Unsecured
02/14/18	1.200%	1,390,000	1,378,421

Province of Quebec Senior Unsecured
05/14/18	4.625%	1,225,000	1,348,933

Total			3,813,044

Mexico 0.1%
Pemex Project Funding Master Trust
01/21/21	5.500%	1,000,000	1,082,500

Total Foreign Government Obligations
(Cost: $4,807,956)			4,895,544

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/17	5.365%	1,200,000	1,287,156

Total Municipal Bonds
(Cost: $1,274,595)			1,287,156

Senior Loans —%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals —%
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(c)(k)
02/01/20	3.750%	21,655	21,043

Solenis International LP/Holdings 3 LLC 1st Lien Term Loan(c)(k)
07/31/21	4.250%	6,982	6,790

Total			27,833

Health Care —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(k)
03/20/20	8.500%	22,000	21,670

CHS/Community Health Systems, Inc. Tranche D Term Loan(c)(k)
01/27/21	4.250%	10,890	10,852

U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(c)(k)
07/03/19	4.250%	68,572	67,286

United Surgical Partners International, Inc. Tranche B Term Loan(c)(k)
04/03/19	4.750%	15,654	15,507

Total			115,315

Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(k)
12/27/20	6.250%	11,000	10,917

Retailers —%
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(c)(k)
08/21/20	5.750%	34,000	34,057

Technology —%
Applied Systems, Inc.(c)(k) 1st Lien Term Loan
01/25/21	4.250%	2,970	2,916
2nd Lien Term Loan
01/24/22	7.500%	4,000	3,894

TIBCO Software, Inc. Tranche B Term Loan(c)(h)(k)
11/04/20	6.500%	33,000	31,900

Total			38,710

Total Senior Loans
(Cost: $229,458)			226,832

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Money Market Funds 9.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(l)(m)	95,141,482	95,141,482

Total Money Market Funds
(Cost: $95,141,482)		95,141,482

Total Investments
(Cost: $886,284,488)		995,474,999

Other Assets & Liabilities, Net		(22,497,470)

Net Assets		972,977,529

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $46,297 were pledged as collateral to cover initial margin requirements on open futures contracts.

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(25)	USD	(5,464,844)	03/2015	6,625	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $33,954,704 or 3.49% of net assets.
(c)	Variable rate security.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $15,660, which represents less than 0.01% of net assets.

(e)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $186,692, which represents 0.02% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 07/01/15 9.300%	08/12/1996	185,055

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $186,692, which represents 0.02% of net assets.

(g)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(j)	Principal and interest may not be guaranteed by the government.

(k)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(l)	The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	64,251,525	354,099,097	(323,209,140)	95,141,482	64,374	95,141,482

Abbreviation Legend

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	80,447,830	—	—	80,447,830

Consumer Staples	51,600,076	—	—	51,600,076

Energy	40,050,224	—	—	40,050,224

Financials	123,263,876	—	—	123,263,876

Health Care	94,858,913	—	—	94,858,913

Industrials	68,667,447	—	—	68,667,447

Information Technology	117,223,334	—	—	117,223,334

Materials	19,370,338	—	—	19,370,338

Telecommunication Services	14,429,759	—	—	14,429,759

Total Equity Securities	609,911,797	—	—	609,911,797

Bonds

Corporate Bonds & Notes

Leisure	—	130,683	186,692	317,375

All Other Industries	—	97,506,762	—	97,506,762

Residential Mortgage-Backed Securities - Agency	—	79,270,206	—	79,270,206

Residential Mortgage-Backed Securities - Non-Agency	—	3,919,502	—	3,919,502

Commercial Mortgage-Backed Securities - Agency	—	36,239,000	—	36,239,000

Commercial Mortgage-Backed Securities - Non-Agency	—	19,573,271	—	19,573,271

Asset-Backed Securities - Non-Agency	—	7,878,159	162,266	8,040,425

Inflation-Indexed Bonds	—	5,554,993	—	5,554,993

U.S. Treasury Obligations	33,590,654	—	—	33,590,654

Foreign Government Obligations	—	4,895,544	—	4,895,544

Municipal Bonds	—	1,287,156	—	1,287,156

Total Bonds	33,590,654	256,255,276	348,958	290,194,888

Other

Senior Loans

Health Care	—	93,645	21,670	115,315

Lodging	—	—	10,917	10,917

All Other Industries	—	100,600	—	100,600

Total Other	—	194,245	32,587	226,832

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Variable Portfolio – Balanced Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Money Market Funds	95,141,482	—	—	95,141,482

Total Mutual Funds	95,141,482	—	—	95,141,482

Investments in Securities	738,643,933	256,449,521	381,545	995,474,999
Derivatives

Assets

Futures Contracts	6,625	—	—	6,625

Total	738,650,558	256,449,521	381,545	995,481,624

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $791,143,006)	$900,333,517

Affiliated issuers (identified cost $95,141,482)	95,141,482

Total investments (identified cost $886,284,488)	995,474,999

Cash	3,264

Receivable for:

Investments sold	7,519,657

Dividends	422,260

Interest	1,906,485

Reclaims	18,842

Prepaid expenses	3,729

Total assets	1,005,349,236

Liabilities

Payable for:

Investments purchased	6,360,281

Investments purchased on a delayed delivery basis	24,276,695

Capital shares purchased	704,876

Variation margin	1,172

Investment management fees	561,149

Distribution and/or service fees	109,921

Transfer agent fees	52,762

Administration fees	50,624

Compensation of board members	63,121

Other expenses	191,106

Total liabilities	32,371,707

Net assets applicable to outstanding capital stock	$972,977,529

Represented by

Trust capital	$972,977,529

Total — representing net assets applicable to outstanding capital stock	$972,977,529

Class 1

Net assets	$2,618

Shares outstanding	121

Net asset value per share(a)	$21.59

Class 2

Net assets	$2,614

Shares outstanding	121

Net asset value per share(a)	$21.56

Class 3

Net assets	$972,972,297

Shares outstanding	44,963,205

Net asset value per share	$21.64

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Variable Portfolio – Balanced Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$10,146,495

Dividends — affiliated issuers	64,374

Interest	8,204,027

Foreign taxes withheld	(57,365)

Total income	18,357,531

Expenses:

Investment management fees	6,065,947

Distribution and/or service fees

Class 2(a)	3

Class 3	1,187,196

Transfer agent fees

Class 1(a)	1

Class 2(a)	1

Class 3	569,835

Administration fees	547,347

Compensation of board members	26,015

Custodian fees	41,695

Printing and postage fees	211,948

Professional fees	42,189

Other	16,308

Total expenses	8,708,485

Net investment income	9,649,046

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	106,194,705

Foreign currency translations	(128)

Futures contracts	(72,147)

Net realized gain	106,122,430

Net change in unrealized appreciation (depreciation) on:

Investments	(23,947,650)

Foreign currency translations	(250)

Futures contracts	(63,259)

Net change in unrealized depreciation	(24,011,159)

Net realized and unrealized gain	82,111,271

Net increase in net assets resulting from operations	$91,760,317

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$9,649,046	$9,686,010

Net realized gain	106,122,430	112,336,554

Net change in unrealized appreciation (depreciation)	(24,011,159)	51,749,850

Net increase in net assets resulting from operations	91,760,317	173,772,414

Decrease in net assets from capital stock activity	(67,245,164)	(72,888,822)

Total increase in net assets	24,515,153	100,883,592

Net assets at beginning of year	948,462,376	847,578,784

Net assets at end of year	$972,977,529	$948,462,376

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Variable Portfolio – Balanced Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014(a)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	121	2,500	—	—

Net increase	121	2,500	—	—

Class 2 shares

Subscriptions	121	2,500	—	—

Net increase	121	2,500	—	—

Class 3 shares

Subscriptions	327,104	6,861,141	482,408	8,826,446

Redemptions	(3,638,726)	(74,111,305)	(4,602,051)	(81,715,268)

Net decrease	(3,311,622)	(67,250,164)	(4,119,643)	(72,888,822)

Total net decrease	(3,311,380)	(67,245,164)	(4,119,643)	(72,888,822)

(a)	Class 1 and Class 2 shares are for the period from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Class 1	Year Ended December 31, 2014(a)
Per share data
Net asset value, beginning of period	$20.62

Income from investment operations:

Net investment income	0.12

Net realized and unrealized gain	0.85

Total from investment operations	0.97

Net asset value, end of period	$21.59

Total return	4.71%

Ratios to average net assets(b)

Total gross expenses	0.78	%(c)

Total net expenses(d)	0.78	%(c)

Net investment income	1.04	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	94	%(e)

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 62% for the year ended December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Columbia Variable Portfolio – Balanced Fund

Financial Highlights (continued)

Class 2	Year Ended December 31, 2014(a)
Per share data
Net asset value, beginning of period	$20.62

Income from investment operations:

Net investment income	0.09

Net realized and unrealized gain	0.85

Total from investment operations	0.94

Net asset value, end of period	$21.56

Total return	4.56%

Ratios to average net assets(b)

Total gross expenses	1.03	%(c)

Total net expenses(d)	1.03	%(c)

Net investment income	0.78	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	94	%(e)

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 62% for the year ended December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$19.65		$16.18		$14.16		$13.83		$12.29

Income from investment operations:

Net investment income	0.21		0.19		0.24		0.25		0.27

Net realized and unrealized gain	1.78		3.28		1.78		0.08		1.27

Total from investment operations	1.99		3.47		2.02		0.33		1.54

Less distributions to shareholders:

Net asset value, end of period	$21.64		$19.65		$16.18		$14.16		$13.83

Total return	10.13%		21.45%		14.26%		2.39%		12.53%

Ratios to average net assets(a)

Total gross expenses	0.92%		0.93%		0.92%		0.90%		0.83%

Total net expenses(b)	0.92%		0.89%		0.80%		0.83%		0.83%

Net investment income	1.02%		1.08%		1.57%		1.81%		2.15%

Supplemental data

Net assets, end of period (in thousands)	$972,972		$948,462		$847,579		$846,880		$960,000

Portfolio turnover	94	%(c)	129	%(c)	127	%(c)	192	%(c)	156	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 62%, 72%, 77%, 168%, 96% and 164% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio – Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class 1 and Class 2 shares commenced operations on June 25, 2014.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect

34	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

Annual Report 2014	35

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the

36	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	6,625	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(72,147)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(63,259)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts($)*
Futures contracts — Short	9,319,492

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The

Annual Report 2014	37

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

38	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.64% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $2,645.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2014	39

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014		Contractual Expense Cap Prior to May 1, 2014
Class 1	0.800%	0.845	%*	N/A
Class 2	1.050	1.095	*	N/A
Class 3	0.925	0.970		0.950%

*	Fee rate is from June 25, 2014 (the commencement of operations) for Class 1 and Class 2 shares.

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $853,035,921 and $939,696,543, respectively, for the year ended December 31, 2014, of which $327,675,924 and $345,881,996, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends —affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The

40	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

Annual Report 2014	41

Columbia Variable Portfolio – Balanced Fund

Notes to Financial Statements (continued)

December 31, 2014

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

42	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio – Balanced Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

Annual Report 2014	43

Columbia Variable Portfolio – Balanced Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

44	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	45

Columbia Variable Portfolio – Balanced Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

46	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014	47

Columbia Variable Portfolio – Balanced Fund

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48	Annual Report 2014

Columbia Variable Portfolio – Balanced Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	49

Columbia Variable Portfolio – Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6677 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – High Yield Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – High Yield Bond Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — High Yield Bond Fund (the Fund) Class 3 shares returned 3.62% for the 12-month period that ended December 31, 2014.

>	The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, which returned 2.45% over the same time period.

>	The Fund’s relative performance was driven by industry and security selection as well as by quality positioning.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	3.89	9.07	7.64
Class 2*	05/03/10	3.51	8.77	7.40
Class 3	05/01/96	3.62	8.89	7.55
BofAML U.S. Cash Pay High Yield Constrained Index		2.45	8.83	7.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The BofAML U.S. Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – High Yield Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Corporate Bonds & Notes	95.2
Limited Partnerships	0.0	(a)
Money Market Funds	2.4
Senior Loans	2.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2014)
BBB rating	1.0
BB rating	42.5
B rating	42.6
CCC rating	13.1
Not rated	0.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 3.62%. The Fund outperformed its benchmark, the BofAML U.S. Cash Pay High Yield Constrained Index, which returned 2.45% for the same period. The Fund’s relative performance was driven by industry and security selection as well as by quality positioning.

High-Yield Bonds Posted Gains Despite Challenging Environment

The year 2014 began with concerns over emerging market growth and currency stability, as commodity prices saw healthy corrections. The abnormal weather appeared to be negatively impacting many consumer-related sectors, as evidenced by the January decline in year-over-year auto sales. As the first quarter came to a close, tensions between Russia and Ukraine cast a shadow of increased geopolitical risk. At the same time, Janet Yellen held her first press conference as Chair of the Federal Reserve (the Fed) and surprised investors with her responses to the potential timing of a rate increase after the end of quantitative easing. These headlines initiated sell-offs, but the markets quickly rebounded as equities remained near their highs and high-yield bonds generated record tight spreads since the post-financial crisis period.

Fundamentals within the high-yield bond market remained strong during the second and third quarters, while technical, or supply/demand factors, weakened. The high-yield bond market experienced a sharp sell-off in late July and early August 2014 with outflows of $20.4 billion. Reasons for the sell-off included high valuations and geopolitical events, including additional developments between Russia and Ukraine. The sell-off caused high-yield bond spreads to widen nearly 90 basis points from the year-to-date tight spreads in June 2014. (A basis point is 1/100th of a percentage point.) The high-yield bond market experienced a solid rebound in August 2014. High-yield market fundamentals were supported by a healthy second quarter earnings season and as the market worked through concerns related to a Fed interest rate hike. High-yield market technicals began to deteriorate in September, however, amid a U.S. equity market sell-off. Many factors aided the sell-off, including higher rates, ample new issue supply, lower cash balances and concerns of slowing global economic growth.

The last quarter of 2014 was heavily influenced by the impact of global headlines and the rapid decline in the price of crude oil. Early in the fourth quarter, trading technicals within the high-yield bond market were influenced by global economic growth concerns at a time when dealers were significantly reducing inventory levels and headlines dominated citing Russian military action and possible spreading of the Ebola virus. Nonetheless, investors remained focused on the continued decline in the price of oil and subsequent sector repricing.

West Texas Intermediate (WTI) crude oil prices declined approximately 42% during the fourth quarter, from approximately $91 per barrel to approximately $53 per barrel. The commodity was weak throughout the quarter, but the decline accelerated after OPEC decided at its November 2014 meeting to maintain its production levels. Energy and energy-related issuers represent a large portion of the high-yield market, at more than 15% of the benchmark, thus pressuring the entire high-yield asset class. The energy sector of the benchmark declined significantly in the fourth quarter, while the rest of the high-yield market held up better with a modestly positive return during the same period. A strong U.S. payrolls report in December 2014 did little to lift prices higher. Spreads on the

4	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Manager Discussion of Fund Performance (continued)

energy sector widened 193 basis points in the two weeks following the OPEC decision, and the non-energy portion was dragged down nearly 70 basis points in the same period. However, credit rallied into the end of the year, as the price of oil seemingly began to stabilize, and the Fed maintained its intent to remain “patient” regarding the timing of its first interest rate hike. Indeed, the Fed’s December 2014 statements led to the largest rally in U.S. equities in three years.

Contributors to Performance

The Fund’s outperformance of the benchmark was driven by industry and security selection as well as by quality positioning.

Positive contributors included overweight allocations to the health facilities, software/services and telecom-wireline integrated services industries and by underweight exposure to the oil field equipment services and metals/mining excluding steel industries. The Fund began the annual period with an overweight allocation to the energy exploration and production industry, but aggressive selling in the second and third quarters — ahead of the majority of the negative oil price move — reduced exposure to an underweight. In total, the relative performance of the energy exploration and production industry was a significant positive contributor to the Fund’s results.

Security selection was particularly strong during the annual period in the energy exploration and production, cable & satellite TV, oil field equipment services and telecom-wireless industries.

From a quality perspective, the Fund was neutrally weighted to the benchmark in CCC-rated securities, but the CCC-rated allocation had significantly less beta (market risk) than the benchmark, and thus this was a source of added relative performance.

Detractors from Performance

Detracting from the Fund’s relative results were overweight allocations to the gaming and telecom-wireless industries and underweighted exposure to the banking and electric integrated industries. Security selection in the gaming, telecom-wireline integrated services, gas distribution and metal/mining excluding steel industries also detracted.

Shifting Market Conditions Drove Fund Changes

During 2014, we increased the Fund’s relative allocations to the health care, banking, media and utility market segments. Significant market segment decreases occurred in energy, capital goods and basic industry. Relative allocations across quality ratings more modestly changed, with an increase in exposure to BB-rated issues.

Looking Ahead

In our current view, the outlook for the high-yield market for 2015 is not as straightforward as it might have been in recent years. Up until now, we believe fundamentals have been solid and generally improving, despite inconsistent growth with limited risk of defaults. Concerns had been focused on economic outlooks, corresponding central bank interest rate policy, various foreign policy/geopolitical risks, technical pressure/liquidity in the asset class and overall valuation levels. Looking ahead, new risks have been added to the list, increasing levels of uncertainty, which may, in turn, lead to increased volatility. Macro risks include the timing of interest rate hikes in the U.S., global economic growth challenges

Annual Report 2014	5

Columbia Variable Portfolio – High Yield Bond Fund

Manager Discussion of Fund Performance (continued)

with the potential to weigh on the U.S. economic growth rate, new geopolitical risks arising, and last but not least, the decline of oil prices. Overall, we viewed fundamentals across the majority of the opportunity-set in the U.S. high-yield market to be favorable at the end of the annual period, despite many of the macro risks mentioned. However, we remain cognizant and cautious that despite the benefit of low oil prices to consumers and global economies, it could also lead to contagion in financial markets due to stresses in oil-dependent emerging economies. In addition, fundamental risks to energy companies, which constitute a large portion of the high-yield market, could increase depending on the length of time oil prices remain low. It is important to note that the high-yield market has priced in a reasonable amount of this risk into the energy sector already, which reduced returns for high yield in 2014. As a result of a wider starting point of valuations for energy and the overall market, combined with our fundamental outlook for the majority of the asset class, we remain constructive, albeit still a bit cautious, on high yield. Indeed, we would caution that these uncertainties can create bouts of volatility, which may be exacerbated by illiquidity in the asset class, resulting in a lower entry point during the year. In our current view, the high-yield market will likely continue to be more of an alpha, or bond picker’s, market than a beta, or market risk, market given this backdrop. Investor risk appetite has also shifted as market participants perceive more risk than originally expected given the higher risk nature of the energy sector at the new lower level of prices.

Given what we believe are the stable fundamentals of the majority of the high-yield asset class, with below average default rate expectations and a reasonable earnings outlook, we still view high yield as an attractive investment alternative to other core fixed-income products at this time. However, we believe high yield may have a difficult time outperforming the equity market in the coming year. Although constructive on credit fundamentals, we do not believe this is the time to stretch for return or reach for yield by adding significant risk to the Fund’s portfolio.

We believe that credit selection based on strong fundamental analysis and rigorous risk management will continue to be a key driver of the Fund’s performance over the coming year. By seeking to position for improving credit situations, attempting to avoid credits with deteriorating fundamentals, and remaining disciplined in terms of getting paid for taking risk, we believe we have the potential to generate solid risk-adjusted Fund returns going forward.

6	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	989.10	1,021.58	3.61	3.67	0.72
Class 2	1,000.00	1,000.00	987.90	1,020.32	4.86	4.94	0.97
Class 3	1,000.00	1,000.00	986.50	1,020.92	4.26	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	7

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 93.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.3%
Bombardier, Inc.(a) Senior Unsecured
03/15/20	7.750%	702,000	761,670
10/15/22	6.000%	1,005,000	1,015,050
01/15/23	6.125%	634,000	643,510

Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	1,369,000	1,392,957

Oshkosh Corp.
03/01/20	8.500%	1,710,000	1,791,225

TransDigm, Inc.
10/15/20	5.500%	126,000	123,165
07/15/21	7.500%	805,000	857,325
07/15/22	6.000%	266,000	265,335
07/15/24	6.500%	372,000	373,860

Total			7,224,097

Automotive 2.8%
Allison Transmission, Inc.(a)
05/15/19	7.125%	1,574,000	1,648,765

American Axle & Manufacturing, Inc.
02/15/19	5.125%	865,000	882,300
03/15/21	6.250%	1,047,000	1,099,350

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	896,000	992,320

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	1,890,000	2,003,400

Gates Global LLC/Co.(a)
07/15/22	6.000%	1,029,000	985,473

General Motors Co. Senior Unsecured
10/02/23	4.875%	2,563,000	2,742,410

General Motors Financial Co., Inc.
09/25/21	4.375%	926,000	966,513

Jaguar Land Rover Automotive PLC(a)
11/15/19	4.250%	600,000	604,500

Schaeffler Finance BV(a) Senior Secured
05/15/21	4.250%	691,000	673,725
05/15/21	4.750%	1,052,000	1,052,000

Schaeffler Holding Finance BV Senior Secured PIK(a)
11/15/19	6.250%	1,014,000	1,044,420

Tenneco, Inc.
12/15/24	5.375%	911,000	933,775

Total			15,628,951

Banking 2.4%
Ally Financial, Inc.
03/15/20	8.000%	5,770,000	6,808,600
Senior Unsecured
09/30/24	5.125%	741,000	752,115

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC Subordinated Notes
05/28/24	5.125%	2,366,000	2,406,674

Royal Bank of Scotland PLC (The) Subordinated Notes(b)
03/16/22	9.500%	390,000	443,202

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	2,456,000	2,732,300

Total			13,142,891

Brokerage/Asset Managers/Exchanges 0.3%
E*TRADE Financial Corp. Senior Unsecured
11/15/22	5.375%	1,337,000	1,367,083

Building Materials 2.0%
Allegion US Holding Co., Inc.
10/01/21	5.750%	1,070,000	1,131,525

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	1,821,000	1,830,105

Building Materials Corp. of America Senior Unsecured(a)
11/15/24	5.375%	1,588,000	1,584,030

Gibraltar Industries, Inc.
02/01/21	6.250%	470,000	477,050

HD Supply, Inc.
07/15/20	7.500%	2,145,000	2,246,887
07/15/20	11.500%	860,000	984,700

HD Supply, Inc.(a) Senior Secured
12/15/21	5.250%	971,000	987,993

Nortek, Inc.
04/15/21	8.500%	1,545,000	1,653,150

Total			10,895,440

Cable and Satellite 7.6%
CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	905,000	911,787
04/30/21	6.500%	1,972,000	2,070,600
01/31/22	6.625%	300,000	318,750
09/30/22	5.250%	480,000	478,800

CCOH Safari LLC
12/01/22	5.500%	808,000	820,120
12/01/24	5.750%	2,722,000	2,752,622

CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	888,000	1,032,300

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	2,204,000	2,429,910

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp.(a) Senior Unsecured
09/15/20	6.375%	2,156,000	2,231,460
12/15/21	5.125%	456,000	442,320

Cogeco Cable, Inc.(a)
05/01/20	4.875%	428,000	428,000

DISH DBS Corp.
09/01/19	7.875%	1,007,000	1,142,945
06/01/21	6.750%	3,183,000	3,421,725
07/15/22	5.875%	239,000	244,975

DISH DBS Corp.(a)
11/15/24	5.875%	75,000	75,375

DigitalGlobe, Inc.(a)
02/01/21	5.250%	1,215,000	1,154,250

Hughes Satellite Systems Corp.
06/15/21	7.625%	2,480,000	2,728,000
Senior Secured
06/15/19	6.500%	571,000	612,397

Intelsat Jackson Holdings SA
10/15/20	7.250%	3,600,000	3,802,500
Senior Unsecured
04/01/21	7.500%	1,225,000	1,310,750

Intelsat Luxembourg SA
06/01/21	7.750%	201,000	201,503
06/01/23	8.125%	1,184,000	1,207,680

Mediacom Broadband LLC/Corp.
04/15/21	5.500%	212,000	213,060

Numericable-SFR(a) Senior Secured
05/15/19	4.875%	995,000	986,294
05/15/22	6.000%	2,468,000	2,481,574

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	1,444,000	1,476,490

Unitymedia Hessen GmbH & Co. KG NRW(a) Senior Secured
01/15/23	5.500%	920,000	961,400
01/15/25	5.000%	1,342,000	1,345,355

Unitymedia KabelBW GmbH(a)
01/15/25	6.125%	1,551,000	1,601,407

Videotron Ltd.
07/15/22	5.000%	1,002,000	1,019,535

Videotron Ltd.(a)
06/15/24	5.375%	720,000	734,400

Virgin Media Finance PLC(a)
10/15/24	6.000%	470,000	491,738

Virgin Media Secured Finance PLC Senior Secured(a)
04/15/21	5.375%	537,000	557,138

Total			41,687,160

Chemicals 3.0%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	1,535,000	1,619,425

Celanese U.S. Holdings LLC
06/15/21	5.875%	553,000	586,180

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eco Services Operations LLC/Finance Corp. Senior Unsecured(a)
11/01/22	8.500%	552,000	560,280

Huntsman International LLC
11/15/20	4.875%	703,000	697,727
03/15/21	8.625%	175,000	187,688

Huntsman International LLC(a)
11/15/22	5.125%	460,000	453,100

INEOS Group Holdings SA(a)
08/15/18	6.125%	272,000	260,440
02/15/19	5.875%	1,477,000	1,399,457

JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	1,650,000	1,815,000

NOVA Chemicals Corp. Senior Unsecured(a)
05/01/25	5.000%	1,057,000	1,049,072

PQ Corp. Secured(a)
05/01/18	8.750%	6,120,000	6,334,200

WR Grace & Co.(a)
10/01/21	5.125%	795,000	814,875
10/01/24	5.625%	577,000	601,523

Total			16,378,967

Construction Machinery 1.3%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	708,000	757,560

Columbus McKinnon Corp.
02/01/19	7.875%	674,000	700,960

H&E Equipment Services, Inc.
09/01/22	7.000%	227,000	233,526

United Rentals North America, Inc.
05/15/20	7.375%	851,000	919,080
04/15/22	7.625%	916,000	1,007,142
06/15/23	6.125%	1,287,000	1,351,350
11/15/24	5.750%	1,141,000	1,175,230
Senior Unsecured
02/01/21	8.250%	1,025,000	1,117,250

Total			7,262,098

Consumer Cyclical Services 1.6%
ADT Corp. (The) Senior Unsecured
03/15/20	5.250%	765,000	774,563
07/15/22	3.500%	1,113,000	948,833

APX Group, Inc.
12/01/20	8.750%	2,042,000	1,724,214
Senior Secured
12/01/19	6.375%	2,973,000	2,846,647

IHS, Inc.(a)
11/01/22	5.000%	1,396,000	1,382,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Monitronics International, Inc.
04/01/20	9.125%	1,395,000	1,321,762

Total			8,998,059

Consumer Products 1.5%
Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	1,981,000	2,104,812

Spectrum Brands, Inc.
03/15/20	6.750%	1,052,000	1,099,340
11/15/20	6.375%	1,397,000	1,463,358
11/15/22	6.625%	722,000	763,515

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	1,514,000	1,479,935

Tempur Sealy International, Inc.
12/15/20	6.875%	1,401,000	1,488,562

Total			8,399,522

Diversified Manufacturing 0.9%
Amsted Industries, Inc.(a)
03/15/22	5.000%	44,000	43,230
09/15/24	5.375%	1,229,000	1,195,202

Entegris, Inc.(a)
04/01/22	6.000%	1,404,000	1,421,550

Hamilton Sundstrand Corp. Senior Unsecured(a)
12/15/20	7.750%	2,536,000	2,396,520

Total			5,056,502

Electric 1.6%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	1,290,000	1,473,825
07/01/21	7.375%	706,000	797,780

Calpine Corp. Senior Secured(a)
01/15/22	6.000%	2,607,000	2,769,937

NRG Energy, Inc.
07/15/22	6.250%	2,661,000	2,720,873

NRG Yield Operating LLC(a)
08/15/24	5.375%	1,221,000	1,239,315

Total			9,001,730

Environmental 0.3%
Clean Harbors, Inc.
08/01/20	5.250%	1,186,000	1,191,930
06/01/21	5.125%	535,000	533,662

Total			1,725,592

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 5.7%
AerCap Ireland Capital Ltd./Global Aviation Trust(a)
05/15/21	4.500%	4,506,000	4,562,325
Senior Unsecured
10/01/21	5.000%	1,155,000	1,195,425

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	802,000	802,000

Aviation Capital Group Corp. Senior Unsecured(a)
04/06/21	6.750%	76,000	86,070

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	1,332,000	1,407,791

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	2,400,000	2,592,000
Senior Unsecured
02/15/19	5.500%	651,000	686,805

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	821,000	925,678
05/15/19	6.250%	607,000	663,148
12/15/20	8.250%	1,230,000	1,482,150
04/15/21	4.625%	1,153,000	1,173,177

Navient Corp. Senior Unsecured
01/15/19	5.500%	224,000	229,040
10/26/20	5.000%	233,000	228,631
01/25/22	7.250%	944,000	1,024,240
03/25/24	6.125%	1,380,000	1,355,850
10/25/24	5.875%	2,663,000	2,536,507

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	793,000	810,843
12/15/21	7.250%	1,387,000	1,421,675

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	2,800,000	2,716,000
Senior Unsecured
02/15/19	10.125%	353,000	370,650

Springleaf Finance Corp.
12/15/17	6.900%	953,000	1,014,945
06/01/20	6.000%	759,000	751,410
10/01/21	7.750%	1,016,000	1,137,920
10/01/23	8.250%	715,000	800,800

iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	1,383,000	1,341,510

Total			31,316,590

Food and Beverage 1.4%
B&G Foods, Inc.
06/01/21	4.625%	2,242,000	2,188,416

Constellation Brands, Inc.
11/15/19	3.875%	392,000	394,940
11/15/24	4.750%	1,002,000	1,014,525

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Darling Ingredients, Inc.
01/15/22	5.375%	996,000	981,060

Diamond Foods, Inc.(a)
03/15/19	7.000%	381,000	390,525

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	675,000	658,125

Post Holdings, Inc.(a)
12/15/22	6.000%	680,000	637,500

WhiteWave Foods Co. (The)
10/01/22	5.375%	1,407,000	1,449,210

Total			7,714,301

Gaming 4.7%
GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	452,000	457,650
11/01/23	5.375%	845,000	874,575

MGM Resorts International
03/01/18	11.375%	2,059,000	2,439,915
10/01/20	6.750%	510,000	535,500
12/15/21	6.625%	1,853,000	1,945,650
03/15/23	6.000%	3,154,000	3,169,770

Penn National Gaming, Inc. Senior Unsecured
11/01/21	5.875%	1,201,000	1,116,930

Pinnacle Entertainment, Inc.
08/01/21	6.375%	1,400,000	1,442,000

Scientific Games International, Inc.(a)
12/01/22	10.000%	3,857,000	3,538,797
Senior Secured
01/01/22	7.000%	2,493,000	2,524,163

Seminole Tribe of Florida, Inc.(a) Senior Secured
10/01/20	6.535%	2,880,000	3,067,200
Senior Unsecured
10/01/20	7.804%	625,000	679,769

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	1,185,000	1,078,350

Tunica-Biloxi Gaming Authority Senior Unsecured(a)(c)
11/15/15	9.000%	5,259,000	3,050,220

Total			25,920,489

Health Care 8.8%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	396,000	390,060

Amsurg Corp.
11/30/20	5.625%	719,000	735,178

Biomet, Inc.
08/01/20	6.500%	308,000	329,560

CHS/Community Health Systems, Inc.
02/01/22	6.875%	3,937,000	4,170,759

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
08/01/21	5.125%	427,000	443,013

Catamaran Corp.
03/15/21	4.750%	422,000	422,000

ConvaTec Finance International SA Senior Unsecured PIK(a)
01/15/19	8.250%	970,000	984,550

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	3,147,000	3,320,085

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	3,031,000	3,212,860
07/15/24	5.125%	1,730,000	1,764,600

Emdeon, Inc.
12/31/19	11.000%	1,775,000	1,934,750

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	554,000	591,395
01/31/22	5.875%	1,121,000	1,216,285
10/15/24	4.750%	777,000	784,770

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	246,000	271,830

HCA, Inc.
02/15/22	7.500%	3,233,000	3,693,702
Senior Secured
02/15/20	6.500%	4,390,000	4,918,995
04/15/25	5.250%	1,836,000	1,918,620

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,002,000	1,032,060

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	858,000	939,510

LifePoint Hospitals, Inc.
12/01/21	5.500%	1,628,000	1,664,630

MPH Acquisition Holdings LLC(a)
04/01/22	6.625%	1,565,000	1,611,950

Omnicare, Inc. Senior Unsecured
12/01/22	4.750%	823,000	833,288
12/01/24	5.000%	348,000	356,700

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	1,356,000	1,437,360

Tenet Healthcare Corp. Senior Secured
10/01/20	6.000%	886,000	951,413
04/01/21	4.500%	2,075,000	2,080,187
Senior Unsecured
04/01/22	8.125%	3,570,000	3,989,475

Universal Health Services, Inc. Senior Secured(a)
08/01/22	4.750%	2,123,000	2,123,000

Total			48,122,585

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured
05/15/22	4.750%	710,000	711,775

Home Construction 1.4%
Brookfield Residential Properties, Inc.(a)
12/15/20	6.500%	1,310,000	1,368,950

Meritage Homes Corp.
03/01/18	4.500%	994,000	994,000
04/15/20	7.150%	410,000	440,750
04/01/22	7.000%	928,000	983,680

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	1,140,000	1,197,000

Standard Pacific Corp.
11/15/24	5.875%	460,000	460,000

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	1,043,000	1,105,580
04/15/20	7.750%	326,000	345,560
04/15/21	5.250%	724,000	713,140
03/01/24	5.625%	278,000	268,270

Total			7,876,930

Independent Energy 7.3%
Antero Resources Corp.(a)
12/01/22	5.125%	2,552,000	2,405,260

Chesapeake Energy Corp.
08/15/20	6.625%	3,052,000	3,265,640
02/15/21	6.125%	3,500,000	3,675,000
03/15/23	5.750%	1,158,000	1,192,740

Cimarex Energy Co.
06/01/24	4.375%	489,000	466,995

Concho Resources, Inc.
01/15/21	7.000%	1,582,000	1,657,145
01/15/22	6.500%	1,515,000	1,583,175
04/01/23	5.500%	1,278,000	1,284,007

Diamondback Energy, Inc.
10/01/21	7.625%	370,000	361,213

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	1,639,000	1,655,390
09/01/22	7.750%	523,000	489,005

Hilcorp Energy I LP/Finance Co. Senior Unsecured(a)
12/01/24	5.000%	182,000	160,160

Laredo Petroleum, Inc.
02/15/19	9.500%	4,163,000	4,142,185
01/15/22	5.625%	1,642,000	1,436,750
05/01/22	7.375%	1,117,000	1,044,395

Oasis Petroleum, Inc.
11/01/21	6.500%	2,238,000	2,036,580
03/15/22	6.875%	3,457,000	3,145,870
01/15/23	6.875%	1,476,000	1,343,160

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp. Senior Unsecured(a)
02/15/22	7.500%	1,959,000	1,856,152

RSP Permian, Inc.(a)
10/01/22	6.625%	591,000	549,630

Range Resources Corp.
03/15/23	5.000%	3,207,000	3,207,000

SM Energy Co. Senior Unsecured(a)
11/15/22	6.125%	842,000	791,480

Whiting Petroleum Corp.
03/15/21	5.750%	2,282,000	2,116,555

Total			39,865,487

Leisure 1.7%
AMC Entertainment, Inc.
12/01/20	9.750%	1,388,000	1,509,450
02/15/22	5.875%	774,000	785,610

Activision Blizzard, Inc.(a)
09/15/21	5.625%	4,229,000	4,440,450
09/15/23	6.125%	138,000	148,695

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	1,170,000	1,175,850

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(a)
06/01/24	5.375%	619,000	615,905

Cinemark USA, Inc.
12/15/22	5.125%	528,000	516,120

United Artists Theatre Circuit, Inc.(d)(e)
1995-A Pass-Through Certificates
07/01/15	9.300%	300,554	300,554
07/01/15	9.300%	98,212	98,212

Total			9,590,846

Lodging 1.0%
Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	2,886,000	3,015,870

Playa Resorts Holding BV(a)
08/15/20	8.000%	2,440,000	2,433,900

Total			5,449,770

Media and Entertainment 5.5%
AMC Networks, Inc.
07/15/21	7.750%	1,084,000	1,157,170
12/15/22	4.750%	3,782,000	3,668,540

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	2,997,000	3,154,342
Senior Unsecured
11/15/22	6.500%	1,218,000	1,239,315
11/15/22	6.500%	1,948,000	2,006,440

Gannett Co., Inc.
10/15/23	6.375%	286,000	303,160

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gannett Co., Inc.(a)
09/15/21	4.875%	489,000	485,333
09/15/24	5.500%	428,000	429,070

Lamar Media Corp.
01/15/24	5.375%	571,000	588,130

MDC Partners, Inc.(a)
04/01/20	6.750%	2,274,000	2,342,220

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	846,000	849,173

Nielsen Finance LLC/Co.
10/01/20	4.500%	793,000	796,965

Outfront Media Capital LLC/Corp.(a)
02/15/22	5.250%	300,000	302,250
02/15/24	5.625%	300,000	301,500
03/15/25	5.875%	2,351,000	2,368,632

Univision Communications, Inc.(a)
05/15/21	8.500%	1,376,000	1,465,440
Senior Secured
11/01/20	7.875%	2,224,000	2,374,120
05/15/23	5.125%	2,255,000	2,277,550

iHeartCommunications, Inc. PIK
02/01/21	14.000%	1,696,164	1,382,374

iHeartCommunications, Inc. Senior Secured
03/01/21	9.000%	2,852,000	2,794,960

Total			30,286,684

Metals 1.1%
Alcoa, Inc. Senior Unsecured
10/01/24	5.125%	1,438,000	1,523,949

ArcelorMittal Senior Unsecured
03/01/21	6.000%	1,727,000	1,796,080
02/25/22	6.750%	589,000	624,929

Constellium NV(a)
05/15/24	5.750%	102,000	88,740

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	1,789,000	1,623,518

Peabody Energy Corp.
11/15/18	6.000%	162,000	147,015

Total			5,804,231

Midstream 4.3%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	2,415,000	2,451,225

Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	1,594,000	1,538,210

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	4,744,000	4,506,800

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	1,547,000	1,616,615
02/15/23	5.500%	2,451,000	2,481,637
07/15/23	4.500%	935,000	899,937

Markwest Energy Partners LP/Finance Corp.
12/01/24	4.875%	2,525,000	2,468,187

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	2,902,000	2,960,040
03/01/22	5.875%	548,000	546,630
10/01/22	5.000%	1,454,000	1,374,030

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	76,000	73,340
11/15/23	4.250%	756,000	687,960

Targa Resources Partners LP/Finance Corp.(a)
11/15/19	4.125%	749,000	720,913

Tesoro Logistics LP/Finance Corp.(a) Senior Unsecured
10/15/19	5.500%	385,000	382,113
10/15/22	6.250%	1,128,000	1,125,180

Total			23,832,817

Other Financial Institutions 0.3%
Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	832,000	857,126
02/01/22	5.875%	1,034,000	1,038,524

Total			1,895,650

Other Industry 0.5%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	2,456,000	2,505,120

Other REIT 0.4%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	2,029,000	2,165,957

Packaging 2.4%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
01/31/21	6.750%	979,000	974,105

Berry Plastics Corp. Secured
05/15/22	5.500%	690,000	700,350

Beverage Packaging Holdings (Luxembourg) II SA(a)
06/15/17	6.000%	277,000	270,075

Plastipak Holdings, Inc. Senior Unsecured(a)
10/01/21	6.500%	2,848,000	2,833,760

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	1,080,000	1,117,800
08/15/19	9.875%	484,000	513,040
02/15/21	8.250%	1,574,000	1,613,350
Senior Secured
10/15/20	5.750%	2,925,000	2,998,125

Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(a)
05/01/22	6.375%	2,092,000	2,039,700

Total			13,060,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Paper —%
Graphic Packaging International, Inc.
04/15/21	4.750%	221,000	222,658

Pharmaceuticals 2.2%
Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	461,000	467,915

Grifols Worldwide Operations Ltd. Senior Unsecured(a)
04/01/22	5.250%	1,468,000	1,501,324

Jaguar Holding Co. I Senior Unsecured PIK(a)
10/15/17	9.375%	892,000	911,624

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	622,000	667,095

Salix Pharmaceuticals Ltd.(a)
01/15/21	6.000%	468,000	477,360

Valeant Pharmaceuticals International, Inc.(a)
08/15/18	6.750%	1,298,000	1,380,773
10/15/20	6.375%	3,223,000	3,368,035
07/15/21	7.500%	1,855,000	2,003,400
12/01/21	5.625%	1,042,000	1,055,025

Total			11,832,551

Property & Casualty 0.8%
HUB International Ltd. Senior Unsecured(a)
10/01/21	7.875%	3,784,000	3,765,080

Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(a)
07/15/19	8.125%	364,000	360,360

Total			4,125,440

Railroads 0.4%
Florida East Coast Holdings Corp.(a)
05/01/20	9.750%	832,000	827,840
Senior Secured
05/01/19	6.750%	1,363,000	1,349,370

Total			2,177,210

Restaurants 0.4%
BC ULC/New Red Finance Inc. Secured(a)
04/01/22	6.000%	1,913,000	1,960,825

Retailers 1.0%
Asbury Automotive Group, Inc.(a)
12/15/24	6.000%	768,000	781,440

Group 1 Automotive, Inc.(a)
06/01/22	5.000%	630,000	615,825

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Neiman Marcus Group Ltd. LLC(a)
10/15/21	8.000%	535,000	565,762

Penske Automotive Group, Inc.
12/01/24	5.375%	835,000	845,437

Rite Aid Corp.
03/15/20	9.250%	1,471,000	1,605,229
06/15/21	6.750%	485,000	500,763
Senior Unsecured
02/15/27	7.700%	602,000	656,180

Total			5,570,636

Technology 5.1%
Alliance Data Systems Corp.(a)
04/01/20	6.375%	1,221,000	1,251,525
08/01/22	5.375%	2,604,000	2,571,450

Ancestry.com, Inc.
12/15/20	11.000%	354,000	398,693

Ancestry.com, Inc.(a) Senior Unsecured PIK
10/15/18	9.625%	89,000	87,220

Audatex North America, Inc.(a)
06/15/21	6.000%	636,000	655,080
11/01/23	6.125%	636,000	656,670

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	683,000	679,585
01/01/22	5.375%	859,000	867,075
04/01/23	5.375%	2,799,000	2,799,000

First Data Corp.
01/15/21	12.625%	2,340,000	2,778,750
06/15/21	10.625%	152,000	172,140

First Data Corp.(a) Secured
01/15/21	8.250%	1,070,000	1,144,900
Senior Secured
06/15/19	7.375%	1,733,000	1,823,982
08/15/20	8.875%	549,000	588,803
11/01/20	6.750%	1,334,000	1,430,715

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	787,000	812,577

MSCI, Inc.(a)
11/15/24	5.250%	1,407,000	1,456,245

NCR Corp.
12/15/21	5.875%	458,000	470,595
12/15/23	6.375%	539,000	560,560

NXP BV/Funding LLC(a)
02/15/21	5.750%	1,008,000	1,058,400
03/15/23	5.750%	560,000	589,400

Nuance Communications, Inc.(a)
08/15/20	5.375%	1,096,000	1,098,740

Qualitytech LP/Finance Corp.(a)
08/01/22	5.875%	952,000	954,380

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	1,140,000	1,117,200

Zebra Technologies Corp. Senior Unsecured(a)
10/15/22	7.250%	1,736,000	1,822,800

Total			27,846,485

Transportation Services 0.3%
Hertz Corp. (The)
10/15/20	5.875%	275,000	277,063
01/15/21	7.375%	234,000	245,700
10/15/22	6.250%	1,115,000	1,126,150

Total			1,648,913

Wireless 6.1%
Altice SA Senior Secured(a)
05/15/22	7.750%	1,757,000	1,760,294

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	1,318,000	1,331,180
01/15/23	5.250%	1,145,000	1,167,900

SBA Communications Corp. Senior Unsecured(a)
07/15/22	4.875%	467,000	449,488

SBA Telecommunications, Inc.
07/15/20	5.750%	3,057,000	3,111,415

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	729,000	729,000
11/15/21	11.500%	1,496,000	1,798,940

Sprint Communications, Inc.(a)
11/15/18	9.000%	5,812,000	6,596,620
03/01/20	7.000%	1,539,000	1,662,120

Sprint Corp.
09/15/21	7.250%	688,000	681,980
09/15/23	7.875%	1,182,000	1,166,870
06/15/24	7.125%	802,000	745,860

T-Mobile USA, Inc.
04/28/21	6.633%	1,543,000	1,583,504
01/15/22	6.125%	695,000	705,425
04/28/22	6.731%	641,000	660,230
03/01/23	6.000%	1,241,000	1,244,103
04/01/23	6.625%	1,511,000	1,547,264
01/15/24	6.500%	695,000	712,375
03/01/25	6.375%	310,000	314,960

Wind Acquisition Finance SA(a)
04/23/21	7.375%	1,388,000	1,309,994
Senior Secured
04/30/20	6.500%	1,793,000	1,833,342
07/15/20	4.750%	2,435,000	2,276,725

Total			33,389,589

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 4.2%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	665,000	689,938
06/15/21	6.450%	1,351,000	1,448,947
03/15/22	5.800%	540,000	560,250
12/01/23	6.750%	1,478,000	1,618,410

Frontier Communications Corp. Senior Unsecured
03/15/19	7.125%	534,000	584,730
07/01/21	9.250%	231,000	266,805
09/15/21	6.250%	266,000	267,330
04/15/22	8.750%	931,000	1,040,393
04/15/24	7.625%	1,081,000	1,113,430
01/15/25	6.875%	2,999,000	2,999,000

Level 3 Communications, Inc. Senior Unsecured(a)
12/01/22	5.750%	1,123,000	1,130,019

Level 3 Escrow II, Inc.(a)
08/15/22	5.375%	1,831,000	1,840,155

Level 3 Financing, Inc.
07/01/19	8.125%	1,035,000	1,099,687
06/01/20	7.000%	1,610,000	1,702,575
01/15/21	6.125%	875,000	905,625

Telecom Italia Capital SA
06/18/19	7.175%	778,000	890,810

Telecom Italia SpA Senior Unsecured(a)
05/30/24	5.303%	1,784,000	1,805,100

Windstream Corp.
09/01/18	8.125%	174,000	180,525
10/15/20	7.750%	649,000	668,470
10/01/21	7.750%	755,000	770,100
08/01/23	6.375%	45,000	42,075

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	604,000	680,587
Senior Secured
01/01/20	8.125%	736,000	780,160

Total			23,085,121

Total Corporate Bonds & Notes
(Cost: $507,305,184)			514,747,057

Senior Loans 2.3%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals 0.4%
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(b)(f)
02/01/20	3.750%	747,568	726,427

PQ Corp. Term Loan(b)(f)
08/07/17	4.000%	1,307,122	1,280,326

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Solenis International LP/Holdings 3 LLC 1st Lien Term Loan(b)(f)
07/31/21	4.250%	384,038	373,476

Total			2,380,229

Health Care 1.5%
American Renal Holdings, Inc. 2nd Lien Term Loan(b)(f)
03/20/20	8.500%	2,269,000	2,234,965

U.S. Renal Care, Inc.(b)(f)
1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	2,270,814	2,228,237
2nd Lien Term Loan
01/03/20	10.250%	1,554,000	1,550,115
2nd Lien Tranche B-1 Term Loan
01/03/20	8.500%	628,657	623,156

United Surgical Partners International, Inc. Tranche B Term Loan(b)(f)
04/03/19	4.750%	1,542,643	1,528,189

Total			8,164,662

Lodging 0.1%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(b)(f)
12/27/20	6.250%	414,000	410,895

Technology 0.3%
Applied Systems, Inc.(b)(f)
1st Lien Term Loan
01/25/21	4.250%	170,280	167,195
2nd Lien Term Loan
01/24/22	7.500%	202,000	196,613

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
TIBCO Software, Inc. Tranche B Term Loan(b)(f)(g)
11/04/20	6.500%	1,535,000	1,483,838

Total			1,847,646

Total Senior Loans
(Cost: $12,892,622)			12,803,432

Limited Partnerships —%
Issuer		Shares	Value ($)
Financials —%
Diversified Financial Services —%
Varde Fund V LP(d)(e)		5,000,000	12,950

Total Financials			12,950

Total Limited Partnerships
(Cost: $—)			12,950

Money Market Funds 2.3%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(h)(i)		12,874,723	12,874,723

Total Money Market Funds
(Cost: $12,874,723)			12,874,723

Total Investments
(Cost: $533,072,529)			540,438,162

Other Assets & Liabilities, Net			9,328,175

Net Assets			549,766,337

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $72,000 was pledged as collateral to cover initial margin requirements on open futures contracts.

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(60)	USD	(7,607,813)	03/2015	—	(43,994)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $205,128,803 or 37.31% of net assets.

(b)	Variable rate security.

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $3,050,220, which represents 0.55% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

(d)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $411,716, which represents 0.07% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 07/01/15 9.300%	04/09/2002	299,368

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 07/01/15 9.300%	12/11/2001 - 08/28/2002	96,310

Varde Fund V LP	04/27/2000 - 06/19/2000	—	*

*	The original cost for this position was $5,000,000. From September 29, 2004 through May 7, 2005, $5,000,000 was returned to the Fund in the form of return of capital.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $411,716, which represents 0.07% of net assets.

(f)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	14,278,029	179,255,109	(180,658,415)	12,874,723	11,722	12,874,723

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Leisure	—	9,192,080	398,766	9,590,846

All Other Industries	—	505,156,211	—	505,156,211

Total Bonds	—	514,348,291	398,766	514,747,057

Other

Senior Loans

Health Care	—	4,379,582	3,785,080	8,164,662

Lodging	—	—	410,895	410,895

All Other Industries	—	4,227,875	—	4,227,875

Limited Partnerships	—	—	12,950	12,950

Total Other	—	8,607,457	4,208,925	12,816,382

Mutual Funds

Money Market Funds	12,874,723	—	—	12,874,723

Total Mutual Funds	12,874,723	—	—	12,874,723

Investments in Securities	12,874,723	522,955,748	4,607,691	540,438,162

Derivatives

Liabilities

Futures Contracts	(43,994)	—	—	(43,994)

Total	12,830,729	522,955,748	4,607,691	540,394,168

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Senior Loans ($)	Limited Partnerships ($)	Total ($)
Balance as of December 31, 2013	762,882	5,500,777	14,050	6,277,709

Accrued discounts/premiums	14,279	5,724	—	20,003

Realized gain (loss)	—	69,819	—	69,819

Change in unrealized appreciation (depreciation)(a)	(14,279)	(148,917)	(1,100)	(164,296)

Sales	(364,116)	(2,814,566)	—	(3,178,682)

Purchases	—	—	—	—

Transfers into Level 3	—	1,583,138	—	1,583,138

Balance as of December 31, 2014	398,766	4,195,975	12,950	4,607,691

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $(98,994), which is comprised of Corporate Bonds & Notes of $(14,279), Senior Loans of $(83,615) and Limited Partnerships of $(1,100).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – High Yield Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $520,197,806)	$527,563,439

Affiliated issuers (identified cost $12,874,723)	12,874,723

Total investments (identified cost $533,072,529)	540,438,162

Cash	176,771

Margin deposits	72,000

Receivable for:

Investments sold	3,401,685

Capital shares sold	5,246

Dividends	1,124

Interest	8,265,853

Reclaims	19,348

Expense reimbursement due from Investment Manager	12,714

Prepaid expenses	2,948

Total assets	552,395,851

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	1,458,250

Capital shares purchased	554,532

Variation margin	13,125

Investment management fees	289,492

Distribution and/or service fees	66,030

Transfer agent fees	29,877

Administration fees	34,628

Compensation of board members	48,134

Other expenses	135,446

Total liabilities	2,629,514

Net assets applicable to outstanding capital stock	$549,766,337

Represented by

Paid-in capital	$591,053,725

Undistributed net investment income	30,832,290

Accumulated net realized loss	(79,441,317)

Unrealized appreciation (depreciation) on:

Investments	7,365,633

Futures contracts	(43,994)

Total — representing net assets applicable to outstanding capital stock	$549,766,337

Class 1

Net assets	$629,201

Shares outstanding	90,445

Net asset value per share	$6.96

Class 2

Net assets	$34,213,529

Shares outstanding	4,954,285

Net asset value per share	$6.91

Class 3

Net assets	$514,923,607

Shares outstanding	74,166,504

Net asset value per share	$6.94

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — affiliated issuers	$11,722

Interest	36,036,959

Total income	36,048,681

Expenses:

Investment management fees	3,384,876

Distribution and/or service fees

Class 2	75,682

Class 3	690,556

Transfer agent fees

Class 1	97

Class 2	18,163

Class 3	331,456

Administration fees	403,866

Compensation of board members	20,370

Custodian fees	21,007

Printing and postage fees	120,917

Professional fees	39,229

Other	12,753

Total expenses	5,118,972

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(155,339)

Total net expenses	4,963,633

Net investment income	31,085,048

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	8,924,422

Futures contracts	(244,040)

Net realized gain	8,680,382

Net change in unrealized appreciation (depreciation) on:

Investments	(18,273,305)

Futures contracts	(211,767)

Net change in unrealized depreciation	(18,485,072)

Net realized and unrealized loss	(9,804,690)

Net increase in net assets resulting from operations	$21,280,358

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$31,085,048	$35,998,947

Net realized gain	8,680,382	15,642,880

Net change in unrealized depreciation	(18,485,072)	(14,903,486)

Net increase in net assets resulting from operations	21,280,358	36,738,341

Distributions to shareholders

Net investment income

Class 1	(6,611)	(461)

Class 2	(1,950,868)	(1,420,253)

Class 3	(34,164,350)	(38,993,928)

Total distributions to shareholders	(36,121,829)	(40,414,642)

Decrease in net assets from capital stock activity	(29,490,116)	(41,814,327)

Total decrease in net assets	(44,331,587)	(45,490,628)

Net assets at beginning of year	594,097,924	639,588,552

Net assets at end of year	$549,766,337	$594,097,924

Undistributed net investment income	$30,832,290	$32,551,228

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Variable Portfolio – High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	91,334	644,036	—	—

Distributions reinvested	947	6,611	66	461

Redemptions	(2,819)	(19,728)	—	—

Net increase	89,462	630,919	66	461

Class 2 shares

Subscriptions	1,763,191	12,676,377	1,446,674	10,467,423

Distributions reinvested	281,105	1,950,868	205,239	1,420,253

Redemptions	(603,521)	(4,255,455)	(433,781)	(3,112,403)

Net increase	1,440,775	10,371,790	1,218,132	8,775,273

Class 3 shares

Subscriptions	592,096	4,273,487	1,099,613	7,853,981

Distributions reinvested	4,901,628	34,164,350	5,610,637	38,993,928

Redemptions	(11,010,636)	(78,930,662)	(13,467,596)	(97,437,970)

Net decrease	(5,516,912)	(40,492,825)	(6,757,346)	(50,590,061)

Total net decrease	(3,986,675)	(29,490,116)	(5,539,148)	(41,814,327)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.15	$7.22	$6.74	$6.94	$7.09

Income from investment operations:

Net investment income	0.38	0.43	0.46	0.49	0.34

Net realized and unrealized gain (loss)	(0.10)	0.00 (b)	0.56	(0.10)	0.16

Total from investment operations	0.28	0.43	1.02	0.39	0.50

Less distributions to shareholders:

Net investment income	(0.47)	(0.50)	(0.54)	(0.59)	(0.65)

Total distributions to shareholders	(0.47)	(0.50)	(0.54)	(0.59)	(0.65)

Net asset value, end of period	$6.96	$7.15	$7.22	$6.74	$6.94

Total return	3.89%	6.19%	15.87%	5.82%	7.98%

Ratios to average net assets(c)

Total gross expenses	0.76%	0.76%	0.75%	0.73%	0.75	%(d)

Total net expenses(e)	0.72%	0.72%	0.74%	0.73%	0.75	%(d)

Net investment income	5.43%	5.94%	6.55%	7.23%	7.70	%(d)

Supplemental data

Net assets, end of period (in thousands)	$629	$7	$7	$6	$5

Portfolio turnover	59%	63%	75%	76%	88%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Variable Portfolio – High Yield Bond Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$7.11	$7.18	$6.71	$6.93	$7.09

Income from investment operations:

Net investment income	0.37	0.41	0.44	0.47	0.30

Net realized and unrealized gain (loss)	(0.12)	0.01	0.56	(0.10)	0.18

Total from investment operations	0.25	0.42	1.00	0.37	0.48

Less distributions to shareholders:

Net investment income	(0.45)	(0.49)	(0.53)	(0.59)	(0.64)

Total distributions to shareholders	(0.45)	(0.49)	(0.53)	(0.59)	(0.64)

Net asset value, end of period	$6.91	$7.11	$7.18	$6.71	$6.93

Total return	3.51%	5.98%	15.62%	5.46%	7.79%

Ratios to average net assets(b)

Total gross expenses	1.00%	1.01%	1.00%	1.01%	1.05	%(c)

Total net expenses(d)	0.97%	0.97%	0.98%	1.01%	1.05	%(c)

Net investment income	5.20%	5.70%	6.29%	6.98%	6.83	%(c)

Supplemental data

Net assets, end of period (in thousands)	$34,214	$24,968	$16,469	$6,894	$2,132

Portfolio turnover	59%	63%	75%	76%	88%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$7.14	$7.21	$6.73	$6.93	$6.71

Income from investment operations:

Net investment income	0.38	0.42	0.45	0.49	0.52

Net realized and unrealized gain (loss)	(0.12)	0.00 (a)	0.56	(0.11)	0.34

Total from investment operations	0.26	0.42	1.01	0.38	0.86

Less distributions to shareholders:

Net investment income	(0.46)	(0.49)	(0.53)	(0.58)	(0.64)

Total distributions to shareholders	(0.46)	(0.49)	(0.53)	(0.58)	(0.64)

Net asset value, end of period	$6.94	$7.14	$7.21	$6.73	$6.93

Total return	3.62%	6.07%	15.74%	5.68%	13.96%

Ratios to average net assets(b)

Total gross expenses	0.87%	0.89%	0.87%	0.88%	0.88%

Total net expenses(c)	0.85%	0.85%	0.86%	0.88%	0.88%

Net investment income	5.34%	5.81%	6.43%	7.08%	7.65%

Supplemental data

Net assets, end of period (in thousands)	$514,924	$569,123	$623,113	$596,351	$677,780

Portfolio turnover	59%	63%	75%	76%	88%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility

28	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

(including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a

Annual Report 2014	29

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	43,994	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(244,040)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(211,767)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts($)*
Futures contracts — Short	7,688,297

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

30	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2014	31

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.58% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $2,089.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.72%	0.72%
Class 2	0.97	0.97
Class 3	0.845	0.845

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,

32	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, investments in partnerships, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,317,843
Accumulated net realized loss	(3,317,843)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014 ($)	Year Ended December 31, 2013 ($)
Ordinary income	36,121,829	40,414,642

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$30,981,035
Capital loss carryforwards	(79,132,715)
Net unrealized appreciation	7,013,038

At December 31, 2014, the cost of investments for federal income tax purposes was $533,425,124 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,827,335
Unrealized depreciation	(16,814,297)
Net unrealized appreciation	$7,013,038

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	6,875,165
2017	72,257,550
Total	79,132,715

For the year ended December 31, 2014, $8,409,821 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $334,882,735 and $373,568,555, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends —affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A.

Annual Report 2014	33

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

(JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates

34	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	35

Columbia Variable Portfolio – High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — High Yield Bond Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

36	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014	37

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

38	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014	39

Columbia Variable Portfolio – High Yield Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2014

Columbia Variable Portfolio – High Yield Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	41

Columbia Variable Portfolio – High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6670 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Income Opportunities Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Income Opportunities Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Income Opportunities Fund (the Fund) Class 3 shares returned 3.77% for the 12-month period that ended December 31, 2014.

>	The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) BB-B US Cash Pay High Yield Constrained Index, which returned 3.48% over the same time period.

>	The Fund’s relative performance was driven by industry and security selection.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	4.02	8.63	7.20
Class 2*	05/03/10	3.68	8.39	6.99
Class 3	06/01/04	3.77	8.50	7.13
BofAML BB-B US Cash Pay High Yield Constrained Index		3.48	8.71	7.09

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio – Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Income Opportunities Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Industrials	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	96.5
Money Market Funds	1.9
Preferred Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Senior Loans	1.6
Warrants	0.0	(a)
Consumer Discretionary	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2014)
BBB rating	5.8
BB rating	63.3
B rating	29.4
CCC rating	0.6
Not rated	0.9
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the higher of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

At December 31, 2014, approximately 70% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 3.77%. The Fund outperformed its benchmark, the BofAML BB-B US Cash Pay High Yield Constrained Index, which returned 3.48% for the same period. The Fund’s relative performance was driven by industry and security selection.

High-Yield Bonds Posted Gains Despite Challenging Environment

The year 2014 began with concerns over emerging market growth and currency stability, as commodity prices saw healthy corrections. The abnormal weather appeared to be negatively impacting many consumer-related sectors, as evidenced by the January decline in year-over-year auto sales. As the first quarter came to a close, tensions between Russia and Ukraine cast a shadow of increased geopolitical risk. At the same time, Janet Yellen held her first press conference as Chair of the Federal Reserve (the Fed) and surprised investors with her responses to the potential timing of a rate increase after the end of quantitative easing. These headlines initiated sell-offs, but the markets quickly rebounded as equities remained near their highs and high-yield bonds generated record tight spreads since the post-financial crisis period.

Fundamentals within the high-yield bond market remained strong during the second and third quarters, while technical, or supply/demand factors, weakened. The high-yield bond market experienced a sharp sell-off in late July and early August 2014 with outflows of $20.4 billion. Reasons for the sell-off included high valuations and geopolitical events, including additional developments between Russia and Ukraine. The sell-off caused high-yield bond spreads to widen nearly 90 basis points from the year-to-date tight spreads in June 2014. (A basis point is 1/100th of a percentage point.) The high-yield bond market experienced a solid rebound in August 2014. High-yield market fundamentals were supported by a healthy second quarter earnings season and as the market worked through concerns related to a Fed interest rate hike. High-yield market technicals began to deteriorate in September, however, amid a U.S. equity market sell-off. Many factors aided the sell-off, including higher rates, ample new issue supply, lower cash balances and concerns of slowing global economic growth.

The last quarter of 2014 was heavily influenced by the impact of global headlines and the rapid decline in the price of crude oil. Early in the fourth quarter, trading technicals within the high-yield bond market were influenced by global economic growth concerns at a time when dealers were significantly reducing inventory levels and headlines dominated citing Russian military action and possible spreading of the Ebola virus. Nonetheless, investors remained focused on the continued decline in the price of oil and subsequent sector repricing.

West Texas Intermediate (WTI) crude oil prices declined approximately 42% during the fourth quarter, from approximately $91 per barrel to approximately $53

4	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Manager Discussion of Fund Performance (continued)

per barrel. The commodity was weak throughout the quarter, but the decline accelerated after OPEC decided at its November 2014 meeting to maintain its production levels. Energy and energy-related issuers represent a large portion of the high-yield market, at more than 15% of the benchmark, thus pressuring the entire high-yield asset class. The energy sector of the benchmark declined significantly in the fourth quarter, while the rest of the high-yield market held up better with a modestly positive return during the same period. A strong U.S. payrolls report in December 2014 did little to lift prices higher. Spreads on the energy sector widened 193 basis points in the two weeks following the OPEC decision, and the non-energy portion was dragged down nearly 70 basis points in the same period. However, credit rallied into the end of the year, as the price of oil seemingly began to stabilize, and the Fed maintained its intent to remain “patient” regarding the timing of its first interest rate hike. Indeed, the Fed’s December 2014 statements led to the largest rally in U.S. equities in three years.

Industry and Security Selection Boosted Results

The Fund’s outperformance of the benchmark was driven by industry and security selection. Positive contributors included overweight allocations to the health facilities, software/services and telecom-wireline integrated services industries and by underweight exposure to the energy equipment services and metals/mining excluding steel industries. The Fund began the annual period with an overweight allocation to the energy exploration and production industry, but aggressive selling in the second and third quarters — ahead of the majority of the negative oil price move — reduced exposure to an underweight. In total, the relative performance of the energy exploration and production industry was a significant positive contributor to the Fund’s results.

Security selection was particularly strong during the annual period in the energy exploration and production, cable & satellite TV, oil field equipment services, consumer/commercial/lease financing and telecom-wireless industries.

Positions in Telecom Industries Hampered Performance

Detracting from the Fund’s relative results were overweight allocations to the gaming and telecom-wireless industries and underweight exposure to the banking and electric integrated industries. Security selection in the telecom-wireline integrated services and gas distribution industries also detracted.

Shifting Market Conditions Drove Fund Changes

During 2014, we increased the Fund’s relative allocations to the banking, health care, media and financial services market segments. Significant market segment decreases occurred in energy, basic industry and capital goods. Relative allocations across quality ratings more modestly changed, with an increase in exposure to BB-rated issues.

Looking Ahead

In our current view, the outlook for the high-yield market for 2015 is not as straightforward as it might have been in recent years. Up until now, we believe fundamentals have been solid and generally improving, despite inconsistent growth with limited risk of defaults. Concerns had been focused on economic outlooks, corresponding central bank interest rate policy, various foreign policy/geopolitical risks, technical pressure/liquidity in the asset class and overall valuation levels. Looking ahead, new risks have been added to the list, increasing

Annual Report 2014	5

Columbia Variable Portfolio – Income Opportunities Fund

Manager Discussion of Fund Performance (continued)

levels of uncertainty, which may, in turn, lead to increased volatility. Macro risks include the timing of interest rate hikes in the U.S., global economic growth challenges with the potential to weigh on the U.S. economic growth rate, new geopolitical risks arising, and last but not least, the decline of oil prices. Overall, we viewed fundamentals across the majority of the opportunity-set in the U.S. high-yield market to be favorable at the end of the annual period, despite many of the macro risks mentioned. However, we remain cognizant and cautious that despite the benefit of low oil prices to consumers and global economies, it could also lead to contagion in financial markets due to stresses in oil-dependent emerging economies. In addition, fundamental risks to energy companies, which constitute a large portion of the high-yield market, could increase depending on the length of time oil prices remain low. It is important to note that the high-yield market has priced in a reasonable amount of this risk into the energy sector already, which reduced returns for high yield in 2014. As a result of a wider starting point of valuations for energy and the overall market, combined with our fundamental outlook for the majority of the asset class, we remain constructive, albeit still a bit cautious, on high yield. Indeed, we would caution that these uncertainties can create bouts of volatility, which may be exacerbated by illiquidity in the asset class, resulting in a lower entry point during the year. In our current view, the high-yield market will likely continue to be more of an alpha, or bond picker’s, market than a beta, or market risk, market given this backdrop. Investor risk appetite has also shifted as market participants perceive more risk than originally expected given the higher risk nature of the energy sector at the new lower level of prices.

Given what we believe are the stable fundamentals of the majority of the high-yield asset class, with below average default rate expectations and a reasonable earnings outlook, we still view high yield as an attractive investment alternative to other core fixed-income products at this time. However, we believe high yield may have a difficult time outperforming the equity market in the coming year. Although constructive on credit fundamentals, we do not believe this is the time to stretch for return or reach for yield by adding significant risk to the Fund’s portfolio.

We believe that credit selection based on strong fundamental analysis and rigorous risk management will continue to be a key driver of the Fund’s performance over the coming year. By seeking to position for improving credit situations, attempting to avoid credits with deteriorating fundamentals, and remaining disciplined in terms of getting paid for taking risk, we believe we have the potential to generate solid risk-adjusted Fund returns going forward.

6	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	990.20	1,021.63	3.56	3.62	0.71
Class 2	1,000.00	1,000.00	987.90	1,020.37	4.81	4.89	0.96
Class 3	1,000.00	1,000.00	989.10	1,020.97	4.21	4.28	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014	7

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 95.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.6%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	2,899,000	2,815,654

Bombardier, Inc.(a) Senior Unsecured
03/15/20	7.750%	1,189,000	1,290,065
10/15/22	6.000%	1,550,000	1,565,500
01/15/23	6.125%	3,366,000	3,416,490

Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	1,218,000	1,239,315

Oshkosh Corp.
03/01/20	8.500%	5,154,000	5,398,815

TransDigm, Inc.
07/15/22	6.000%	3,125,000	3,117,187

Total			18,843,026

Automotive 2.6%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	1,691,000	1,724,820
03/15/21	6.250%	2,000,000	2,100,000

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	2,803,000	3,104,322

Collins & Aikman Products Co.(a)(b)(c)(d)
08/15/12	12.875%	620,000	62

Gates Global LLC/Co.(a)
07/15/22	6.000%	2,094,000	2,005,424

General Motors Co. Senior Unsecured
10/02/23	4.875%	6,000,000	6,420,000

General Motors Financial Co., Inc.
09/25/21	4.375%	1,706,000	1,780,638

Jaguar Land Rover Automotive PLC(a)
12/15/18	4.125%	1,890,000	1,899,450
11/15/19	4.250%	1,205,000	1,214,038

Lear Corp. Escrow Bond(b)(d)(e)
12/01/16	8.750%	595,000	—

Schaeffler Finance BV(a) Senior Secured
02/15/17	7.750%	2,165,000	2,419,387
05/15/21	4.250%	546,000	532,350

Schaeffler Holding Finance BV(a) Senior Secured PIK
08/15/18	6.875%	4,147,000	4,333,615
11/15/19	6.250%	2,132,000	2,195,960

Tenneco, Inc.
12/15/24	5.375%	917,000	939,925

Total			30,669,991

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.9%
Ally Financial, Inc.
03/15/20	8.000%	10,979,000	12,955,220
09/15/20	7.500%	2,865,000	3,359,213
11/01/31	8.000%	1,536,000	1,958,400
Senior Unsecured
11/01/31	8.000%	1,920,000	2,443,200

Popular, Inc. Senior Unsecured
07/01/19	7.000%	1,279,000	1,279,000

Royal Bank of Scotland Group PLC Subordinated Notes
05/28/24	5.125%	4,858,000	4,941,514

Royal Bank of Scotland PLC (The)(f) Subordinated Notes
03/16/22	9.500%	700,000	795,491

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	5,187,000	5,770,537

Total			33,502,575

Brokerage/Asset Managers/Exchanges 0.2%
E*TRADE Financial Corp. Senior Unsecured
11/15/22	5.375%	2,810,000	2,873,225

Building Materials 1.6%
Allegion US Holding Co., Inc.
10/01/21	5.750%	2,125,000	2,247,187

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	4,022,000	4,042,110

Building Materials Corp. of America(a) Senior Unsecured
05/01/21	6.750%	3,568,000	3,773,160
11/15/24	5.375%	4,178,000	4,167,555

Gibraltar Industries, Inc.
02/01/21	6.250%	892,000	905,380

HD Supply, Inc. Senior Secured(a)
12/15/21	5.250%	2,043,000	2,078,753

Nortek, Inc.
04/15/21	8.500%	877,000	938,390

Total			18,152,535

Cable and Satellite 6.5%
CCO Holdings LLC/Capital Corp.
04/30/21	6.500%	1,417,000	1,487,850
09/30/22	5.250%	1,834,000	1,829,415
01/15/24	5.750%	2,200,000	2,222,000

CCOH Safari LLC
12/01/22	5.500%	1,931,000	1,959,965
12/01/24	5.750%	7,636,000	7,721,905

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	5,920,000	6,526,800

Cequel Communications Holdings I LLC/Capital Corp.(a) Senior Unsecured
09/15/20	6.375%	2,927,000	3,029,445
12/15/21	5.125%	3,071,000	2,978,870

DISH DBS Corp.
06/01/21	6.750%	8,286,000	8,907,450
07/15/22	5.875%	4,040,000	4,141,000

DISH DBS Corp.(a)
11/15/24	5.875%	1,250,000	1,256,250

DigitalGlobe, Inc.(a)
02/01/21	5.250%	2,578,000	2,449,100

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	3,292,000	3,530,670

Intelsat Jackson Holdings SA Senior Unsecured
04/01/21	7.500%	925,000	989,750

Intelsat Luxembourg SA
06/01/21	7.750%	3,609,000	3,618,022

Mediacom Broadband LLC/Corp.
04/15/21	5.500%	416,000	418,080

Numericable-SFR(a) Senior Secured
05/15/19	4.875%	2,663,000	2,639,699
05/15/22	6.000%	4,922,000	4,949,071
05/15/24	6.250%	414,000	417,105

Quebecor Media, Inc.(a)(b)(d)
01/15/49	9.750%	1,855,000	41,181

Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a)
01/15/25	5.000%	2,795,000	2,801,988

Unitymedia KabelBW GmbH(a)
01/15/25	6.125%	2,528,000	2,610,160

Videotron Ltd.
07/15/22	5.000%	1,672,000	1,701,260

Videotron Ltd.(a)
06/15/24	5.375%	2,323,000	2,369,460

Virgin Media Finance PLC(a)
10/15/24	6.000%	1,749,000	1,829,891

Virgin Media Secured Finance PLC Senior Secured(a)
04/15/21	5.375%	2,825,000	2,930,937

Total			75,357,324

Chemicals 3.0%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	2,915,000	3,075,325

Celanese U.S. Holdings LLC
06/15/21	5.875%	1,268,000	1,344,080

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntsman International LLC
11/15/20	4.875%	1,318,000	1,308,115

Huntsman International LLC(a)
11/15/22	5.125%	1,104,000	1,087,440

INEOS Group Holdings SA(a)
08/15/18	6.125%	616,000	589,820
02/15/19	5.875%	2,916,000	2,762,910

JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	3,775,000	4,152,500

NOVA Chemicals Corp.(a) Senior Unsecured
08/01/23	5.250%	2,613,000	2,639,130
05/01/25	5.000%	2,201,000	2,184,492

PQ Corp. Secured(a)
05/01/18	8.750%	12,761,000	13,207,635

WR Grace & Co.(a)
10/01/21	5.125%	1,645,000	1,686,125
10/01/24	5.625%	1,194,000	1,244,745

Total			35,282,317

Construction Machinery 2.6%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	2,069,000	2,213,830

CNH Industrial Capital LLC
04/15/18	3.625%	410,000	403,850

CNH Industrial Capital LLC(a) Senior Unsecured
07/15/19	3.375%	1,316,000	1,256,780

Case New Holland Industrial, Inc.
12/01/17	7.875%	13,141,000	14,455,100

Columbus McKinnon Corp.
02/01/19	7.875%	1,288,000	1,339,520

H&E Equipment Services, Inc.
09/01/22	7.000%	2,223,000	2,286,911

United Rentals North America, Inc.
05/15/20	7.375%	223,000	240,840
04/15/22	7.625%	2,936,000	3,228,132
06/15/23	6.125%	2,394,000	2,513,700
11/15/24	5.750%	2,123,000	2,186,690

Total			30,125,353

Consumer Cyclical Services 1.7%
ADT Corp. (The) Senior Unsecured
07/15/22	3.500%	4,673,000	3,983,732
06/15/23	4.125%	2,100,000	1,900,500

APX Group, Inc. Senior Secured
12/01/19	6.375%	12,514,000	11,982,155

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS, Inc.(a)
11/01/22	5.000%	1,739,000	1,721,610

Total			19,587,997

Consumer Products 1.3%
Revlon Consumer Products Corp.
02/15/21	5.750%	3,712,000	3,712,000

Spectrum Brands, Inc.
03/15/20	6.750%	1,066,000	1,113,970
11/15/20	6.375%	2,660,000	2,786,350
11/15/22	6.625%	899,000	950,692

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	3,710,000	3,626,525

Tempur Sealy International, Inc.
12/15/20	6.875%	2,412,000	2,562,750

Total			14,752,287

Diversified Manufacturing 0.8%
Actuant Corp.
06/15/22	5.625%	2,112,000	2,191,200

Amsted Industries, Inc.(a)
03/15/22	5.000%	2,396,000	2,354,070
09/15/24	5.375%	2,055,000	1,998,488

Entegris, Inc.(a)
04/01/22	6.000%	2,928,000	2,964,600

Total			9,508,358

Electric 1.9%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	4,819,000	5,445,470

Calpine Corp. Senior Secured(a)
01/15/22	6.000%	5,502,000	5,845,875

Ipalco Enterprises, Inc. Senior Secured(a)
04/01/16	7.250%	2,015,000	2,125,825

NRG Energy, Inc.
07/15/22	6.250%	6,548,000	6,695,330

NRG Yield Operating LLC(a)
08/15/24	5.375%	2,360,000	2,395,400

Total			22,507,900

Environmental 0.4%
Clean Harbors, Inc.
08/01/20	5.250%	4,555,000	4,577,775

Finance Companies 6.1%
AerCap Ireland Capital Ltd./Global Aviation Trust(a)
05/15/21	4.500%	3,491,000	3,534,637

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Air Lease Corp. Senior Unsecured
03/01/20	4.750%	516,000	548,250

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	1,597,000	1,597,000

Aviation Capital Group Corp. Senior Unsecured(a)
04/06/21	6.750%	157,000	177,803

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	4,785,000	5,167,800
Senior Unsecured
02/15/19	5.500%	6,380,000	6,730,900

International Lease Finance Corp. Senior Unsecured
12/15/20	8.250%	10,831,000	13,051,355
01/15/22	8.625%	2,381,000	2,952,440

Navient Corp. Senior Unsecured
01/15/19	5.500%	1,937,000	1,980,582
10/26/20	5.000%	370,000	363,063
01/25/22	7.250%	1,919,000	2,082,115
03/25/24	6.125%	4,467,000	4,388,827
10/25/24	5.875%	5,070,000	4,829,175

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	1,664,000	1,701,440
12/15/21	7.250%	2,912,000	2,984,800

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	5,895,000	5,718,150
Senior Unsecured
02/15/19	10.125%	688,000	722,400

Springleaf Finance Corp.
12/15/17	6.900%	1,873,000	1,994,745
06/01/20	6.000%	2,000,000	1,980,000
10/01/21	7.750%	1,950,000	2,184,000
10/01/23	8.250%	1,352,000	1,514,240

iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	4,698,000	4,557,060

Total			70,760,782

Food and Beverage 1.4%
Aramark Services, Inc.
03/15/20	5.750%	2,709,000	2,797,042

B&G Foods, Inc.
06/01/21	4.625%	1,705,000	1,664,250

Constellation Brands, Inc.
11/15/19	3.875%	825,000	831,188
11/15/24	4.750%	825,000	835,313
Senior Unsecured
05/01/21	3.750%	1,526,000	1,510,740

Darling Ingredients, Inc.
01/15/22	5.375%	3,431,000	3,379,535

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	518,000	505,050

Post Holdings, Inc.(a)
12/15/22	6.000%	1,407,000	1,319,062

WhiteWave Foods Co. (The)
10/01/22	5.375%	2,934,000	3,022,020

Total			15,864,200

Gaming 4.6%
GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	1,200,000	1,215,000
11/01/23	5.375%	1,777,000	1,839,195

MCE Finance Ltd.(a)
02/15/21	5.000%	6,278,000	5,869,930

MGM Resorts International
10/01/20	6.750%	3,332,000	3,498,600
12/15/21	6.625%	5,374,000	5,642,700
03/15/23	6.000%	2,381,000	2,392,905

Penn National Gaming, Inc. Senior Unsecured
11/01/21	5.875%	2,496,000	2,321,280

Pinnacle Entertainment, Inc.
08/01/21	6.375%	2,889,000	2,975,670

Scientific Games International, Inc.(a)
12/01/22	10.000%	5,781,000	5,304,068
Senior Secured
01/01/22	7.000%	5,244,000	5,309,550

Seminole Tribe of Florida, Inc.(a) Senior Secured
10/01/20	6.535%	4,985,000	5,309,025
Senior Unsecured
10/01/20	7.804%	1,340,000	1,457,424

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	2,942,000	2,677,220

Tunica-Biloxi Gaming Authority Senior Unsecured(a)(c)
11/15/15	9.000%	4,284,000	2,484,720

Wynn Macau Ltd. Senior Unsecured(a)
10/15/21	5.250%	4,814,000	4,525,160

Total			52,822,447

Health Care 8.2%
Amsurg Corp.
11/30/20	5.625%	1,343,000	1,373,218

Amsurg Corp.(a)
07/15/22	5.625%	2,304,000	2,361,600

Biomet, Inc.
08/01/20	6.500%	685,000	732,950

CHS/Community Health Systems, Inc.
02/01/22	6.875%	7,575,000	8,024,766

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
08/01/21	5.125%	838,000	869,425

Catamaran Corp.
03/15/21	4.750%	833,000	833,000

ConvaTec Finance International SA Senior Unsecured PIK(a)
01/15/19	8.250%	1,932,000	1,960,980

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	4,611,000	4,864,605

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	5,000,000	5,300,000
07/15/24	5.125%	4,693,000	4,786,860

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	289,000	308,508
01/31/22	5.875%	2,530,000	2,745,050
10/15/24	4.750%	2,295,000	2,317,950

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	73,000	80,665

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	3,269,000	3,481,485

HCA, Inc. Senior Secured
03/15/19	3.750%	2,712,000	2,715,390
02/15/20	6.500%	9,034,000	10,122,597
05/01/23	4.750%	2,346,000	2,387,055
04/15/25	5.250%	3,835,000	4,007,575

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	1,869,000	1,925,070

LifePoint Hospitals, Inc.
12/01/21	5.500%	4,115,000	4,207,587

Omnicare, Inc. Senior Unsecured
12/01/22	4.750%	1,734,000	1,755,675
12/01/24	5.000%	2,432,000	2,492,800

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	3,157,000	3,346,420

STHI Holding Corp. Secured(a)
03/15/18	8.000%	1,362,000	1,423,290

Teleflex, Inc.(a)
06/15/24	5.250%	249,000	249,000

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	3,969,000	4,018,612
10/01/20	6.000%	1,604,000	1,722,423
04/01/21	4.500%	844,000	846,110
Senior Unsecured
04/01/22	8.125%	6,989,000	7,810,207

Tenet Healthcare Corp.(a) Senior Unsecured
03/01/19	5.000%	1,083,000	1,084,354

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Health Services, Inc. Senior Secured(a)
08/01/22	4.750%	4,331,000	4,331,000

Total			94,486,227

Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured
05/15/22	4.750%	1,403,000	1,406,508

Home Construction 1.2%
Brookfield Residential Properties, Inc./U.S. Corp.(a)
07/01/22	6.125%	1,127,000	1,172,080

Brookfield Residential Properties, Inc.(a)
12/15/20	6.500%	1,600,000	1,672,000

Meritage Homes Corp.
03/01/18	4.500%	1,900,000	1,900,000
04/15/20	7.150%	739,000	794,425
04/01/22	7.000%	2,046,000	2,168,760

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	2,403,000	2,523,150

Standard Pacific Corp.
11/15/24	5.875%	966,000	966,000

TRI Pointe Holdings, Inc. Senior Unsecured(a)
06/15/19	4.375%	1,188,000	1,171,665

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	1,599,000	1,694,940
04/15/21	5.250%	138,000	135,930

Total			14,198,950

Independent Energy 6.2%
Antero Resources Corp.(a)
12/01/22	5.125%	5,228,000	4,927,390

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	2,085,000	2,085,000

Chesapeake Energy Corp.
08/15/20	6.625%	7,591,000	8,122,370
02/15/21	6.125%	5,677,000	5,960,850
03/15/23	5.750%	3,352,000	3,452,560

Cimarex Energy Co.
05/01/22	5.875%	1,571,000	1,633,840
06/01/24	4.375%	836,000	798,380

Concho Resources, Inc.
01/15/21	7.000%	1,326,000	1,388,985
01/15/22	6.500%	5,057,000	5,284,565
04/01/23	5.500%	4,767,000	4,789,405

Diamondback Energy, Inc.
10/01/21	7.625%	785,000	766,356

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	2,796,000	2,823,960
09/01/22	7.750%	645,000	603,075

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co. Senior Unsecured(a)
12/01/24	5.000%	382,000	336,160

Laredo Petroleum, Inc.
02/15/19	9.500%	4,340,000	4,318,300
01/15/22	5.625%	3,793,000	3,318,875

Oasis Petroleum, Inc.
11/01/21	6.500%	5,906,000	5,374,460
03/15/22	6.875%	5,242,000	4,770,220
01/15/23	6.875%	2,617,000	2,381,470

RSP Permian, Inc.(a)
10/01/22	6.625%	1,229,000	1,142,970

SM Energy Co. Senior Unsecured
01/15/24	5.000%	1,843,000	1,594,195

SM Energy Co.(a) Senior Unsecured
11/15/22	6.125%	1,780,000	1,673,200

Whiting Petroleum Corp.
10/01/18	6.500%	243,000	234,495
03/15/21	5.750%	4,572,000	4,240,530

Total			72,021,611

Leisure 1.3%
Activision Blizzard, Inc.(a)
09/15/21	5.625%	8,298,000	8,712,900
09/15/23	6.125%	1,472,000	1,586,080

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(a)
06/01/24	5.375%	2,537,000	2,524,315

Speedway Motorsports, Inc.
02/01/19	6.750%	2,076,000	2,138,280

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(b)(d)
07/01/15	9.300%	7,863	7,863

Total			14,969,438

Lodging 1.2%
Choice Hotels International, Inc.
07/01/22	5.750%	1,561,000	1,674,173

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	5,619,000	5,871,855

Playa Resorts Holding BV(a)
08/15/20	8.000%	5,996,000	5,981,010

Total			13,527,038

Media and Entertainment 5.8%
AMC Networks, Inc.
07/15/21	7.750%	2,117,000	2,259,898
12/15/22	4.750%	7,717,000	7,485,490

Clear Channel Worldwide Holdings, Inc. Senior Unsecured
11/15/22	6.500%	2,017,000	2,052,298
11/15/22	6.500%	9,624,000	9,912,720

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gannett Co., Inc.
10/15/19	5.125%	4,300,000	4,396,750
10/15/23	6.375%	300,000	318,000

Gannett Co., Inc.(a)
09/15/21	4.875%	1,058,000	1,050,065
09/15/24	5.500%	937,000	939,343

Lamar Media Corp.
05/01/23	5.000%	1,788,000	1,770,120
01/15/24	5.375%	1,637,000	1,686,110

MDC Partners, Inc.(a)
04/01/20	6.750%	4,395,000	4,526,850

Netflix, Inc. Senior Unsecured(a)
03/01/24	5.750%	953,000	991,120

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	3,239,000	3,251,146

Nielsen Finance LLC/Co.
10/01/20	4.500%	3,428,000	3,445,140

Nielsen Finance LLC/Co.(a)
04/15/22	5.000%	1,612,000	1,620,060

Outfront Media Capital LLC/Corp.(a)
02/15/22	5.250%	1,738,000	1,751,035
02/15/24	5.625%	588,000	590,940
03/15/25	5.875%	4,177,000	4,208,327

Univision Communications, Inc.(a) Senior Secured
11/01/20	7.875%	6,212,000	6,631,310
09/15/22	6.750%	2,740,000	2,931,800
05/15/23	5.125%	5,302,000	5,355,020

Ziff Davis Media, Inc.(b)(c)(d)
12/15/11	13.500%	68,749	1,794

Total			67,175,336

Metals 1.6%
Alcoa, Inc. Senior Unsecured
10/01/24	5.125%	3,595,000	3,809,873

ArcelorMittal Senior Unsecured
03/01/21	6.000%	4,942,000	5,139,680
02/25/22	6.750%	2,767,000	2,935,787

Calcipar SA Senior Secured(a)
05/01/18	6.875%	5,882,000	5,911,410

Constellium NV(a)
05/15/24	5.750%	204,000	177,480

Peabody Energy Corp.
11/15/21	6.250%	434,000	371,070

Total			18,345,300

Midstream 5.0%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	4,551,000	4,619,265
03/15/24	4.875%	2,348,000	2,383,220

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	3,346,000	3,228,890

Crestwood Midstream Partners LP/Finance Corp.
03/01/22	6.125%	1,298,000	1,239,590

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	9,182,000	8,722,900
05/15/22	5.500%	2,877,000	2,445,450

Kinder Morgan, Inc. Senior Unsecured
02/01/18	7.000%	2,600,000	2,873,933

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	749,000	782,705
02/15/23	5.500%	4,323,000	4,377,037
07/15/23	4.500%	6,141,000	5,910,712

Markwest Energy Partners LP/Finance Corp.
12/01/24	4.875%	3,021,000	2,953,028

Northwest Pipeline LLC Senior Unsecured
12/01/25	7.125%	150,000	189,077

Regency Energy Partners LP/Finance Corp.
09/01/20	5.750%	2,354,000	2,359,885
07/15/21	6.500%	6,017,000	6,137,340
10/01/22	5.000%	2,513,000	2,374,785

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	155,000	149,575
11/15/23	4.250%	1,596,000	1,452,360

Targa Resources Partners LP/Finance Corp.(a)
11/15/19	4.125%	1,576,000	1,516,900

Tesoro Logistics LP/Finance Corp.(a) Senior Unsecured
10/15/19	5.500%	809,000	802,933
10/15/22	6.250%	3,254,000	3,245,865

Total			57,765,450

Other Financial Institutions 0.5%
FTI Consulting, Inc.
11/15/22	6.000%	1,058,000	1,081,805

Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	1,636,000	1,685,407
02/01/22	5.875%	2,834,000	2,846,399

Total			5,613,611

Other Industry 0.5%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	5,522,000	5,632,440

Other REIT 0.1%
DuPont Fabros Technology LP
09/15/21	5.875%	1,310,000	1,334,563

Packaging 1.0%
Plastipak Holdings, Inc. Senior Unsecured(a)
10/01/21	6.500%	4,481,000	4,458,595

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC Senior Secured
10/15/20	5.750%	3,465,000	3,551,625
02/15/21	6.875%	1,600,000	1,670,000

Sealed Air Corp.(a)
09/15/21	8.375%	1,171,000	1,308,593

Total			10,988,813

Pharmaceuticals 1.9%
Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	945,000	959,175

Grifols Worldwide Operations Ltd. Senior Unsecured(a)
04/01/22	5.250%	1,429,000	1,461,438

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	2,579,000	2,765,977

Salix Pharmaceuticals Ltd.(a)
01/15/21	6.000%	1,112,000	1,134,240

Valeant Pharmaceuticals International, Inc.(a)
08/15/18	6.750%	2,614,000	2,780,695
10/15/20	6.375%	6,228,000	6,508,260
07/15/21	7.500%	3,736,000	4,034,880
12/01/21	5.625%	2,075,000	2,100,938

Total			21,745,603

Property & Casualty —%
Lumbermens Mutual Casualty Co.(a)(c) Senior Subordinated Notes
12/01/97	8.450%	30,000	15

Lumbermens Mutual Casualty Co.(c) Subordinated Notes
07/01/26	9.150%	645,000	323

Total			338

Railroads 0.5%
Florida East Coast Holdings Corp. Senior Secured(a)
05/01/19	6.750%	5,571,000	5,515,290

Restaurants 0.5%
BC ULC/New Red Finance Inc. Secured(a)
04/01/22	6.000%	5,627,000	5,767,675

Retailers 0.9%
Asbury Automotive Group, Inc.(a)
12/15/24	6.000%	1,607,000	1,635,123

GameStop Corp.(a)
10/01/19	5.500%	2,581,000	2,587,452

Group 1 Automotive, Inc.(a)
06/01/22	5.000%	1,268,000	1,239,470

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
02/15/22	5.625%	2,798,000	3,007,850

Penske Automotive Group, Inc.
12/01/24	5.375%	1,698,000	1,719,225

Total			10,189,120

Technology 6.1%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	2,604,000	2,682,120
04/01/20	6.375%	1,957,000	2,005,925
08/01/22	5.375%	5,326,000	5,259,425

Ancestry.com, Inc.
12/15/20	11.000%	3,096,000	3,486,870

Audatex North America, Inc.(a)
06/15/21	6.000%	1,256,000	1,293,680

CDW LLC/Finance Corp.
04/01/19	8.500%	173,000	182,515

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	1,303,000	1,296,485
01/01/22	5.375%	1,820,000	1,837,108
04/01/23	5.375%	4,705,000	4,705,000

First Data Corp.(a) Secured
01/15/21	8.250%	6,163,000	6,594,410
Senior Secured
06/15/19	7.375%	7,632,000	8,032,680
08/15/20	8.875%	78,000	83,655
11/01/20	6.750%	3,630,000	3,893,175

Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	1,695,000	1,750,088

Iron Mountain, Inc.
08/15/23	6.000%	1,515,000	1,575,600

MSCI, Inc.(a)
11/15/24	5.250%	2,957,000	3,060,495

NCR Corp.
12/15/21	5.875%	897,000	921,668
12/15/23	6.375%	2,690,000	2,797,600

NXP BV/Funding LLC(a)
06/01/18	3.750%	4,336,000	4,336,000

Nuance Communications, Inc.(a)
08/15/20	5.375%	6,359,000	6,374,897

Qualitytech LP/Finance Corp.(a)
08/01/22	5.875%	2,881,000	2,888,202

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	2,191,000	2,147,180

Zebra Technologies Corp. Senior Unsecured(a)
10/15/22	7.250%	3,618,000	3,798,900

Total			71,003,678

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.6%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	2,405,000	2,621,450

Hertz Corp. (The)
10/15/20	5.875%	2,366,000	2,383,745
10/15/22	6.250%	2,417,000	2,441,170

Total			7,446,365

Wireless 7.2%
Altice SA Senior Secured(a)
05/15/22	7.750%	3,504,000	3,510,570

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	4,399,000	4,442,990
01/15/23	5.250%	10,244,000	10,448,880

SBA Communications Corp. Senior Unsecured(a)
07/15/22	4.875%	3,262,000	3,139,675

SBA Telecommunications, Inc.
07/15/20	5.750%	6,124,000	6,233,007

Sprint Communications, Inc.(a)
11/15/18	9.000%	10,599,000	12,029,865
03/01/20	7.000%	3,376,000	3,646,080

Sprint Corp.
09/15/21	7.250%	4,800,000	4,758,000
09/15/23	7.875%	5,100,000	5,034,720

T-Mobile USA, Inc.
04/28/20	6.542%	590,000	609,175
01/15/22	6.125%	2,077,000	2,108,155
04/28/22	6.731%	4,452,000	4,585,560
03/01/23	6.000%	3,218,000	3,226,045
04/01/23	6.625%	3,346,000	3,426,304
01/15/24	6.500%	2,077,000	2,128,925
03/01/25	6.375%	806,000	818,896

Wind Acquisition Finance SA(a) Senior Secured
04/30/20	6.500%	4,314,000	4,411,065
07/15/20	4.750%	9,162,000	8,566,470

Total			83,124,382

Wirelines 5.4%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	2,305,000	2,391,438
06/15/21	6.450%	8,546,000	9,165,585
03/15/22	5.800%	204,000	211,650
12/01/23	6.750%	284,000	310,980

EarthLink Holdings Corp. Senior Secured
06/01/20	7.375%	2,862,000	2,904,930

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Frontier Communications Corp. Senior Unsecured
03/15/19	7.125%	208,000	227,760
04/15/20	8.500%	772,000	860,780
07/01/21	9.250%	6,350,000	7,334,250
09/15/21	6.250%	331,000	332,655
01/15/25	6.875%	3,735,000	3,735,000

Level 3 Communications, Inc. Senior Unsecured(a)
12/01/22	5.750%	2,360,000	2,374,750

Level 3 Escrow II, Inc.(a)
08/15/22	5.375%	3,747,000	3,765,735

Level 3 Financing, Inc.
04/01/19	9.375%	8,328,000	8,786,040
07/01/19	8.125%	1,658,000	1,761,625
06/01/20	7.000%	2,609,000	2,759,017
01/15/21	6.125%	1,731,000	1,791,585

Level 3 Financing, Inc.(f)
01/15/18	3.826%	638,000	641,190

Telecom Italia Capital SA
06/18/19	7.175%	2,066,000	2,365,570

Telecom Italia SpA Senior Unsecured(a)
05/30/24	5.303%	4,077,000	4,125,219

Windstream Corp.
10/15/20	7.750%	4,827,000	4,971,810
06/01/22	7.500%	1,855,000	1,850,363

Total			62,667,932

Total Corporate Bonds & Notes
(Cost: $1,084,460,364)			1,100,113,760

Convertible Bonds —%
Wirelines —%
At Home Corp. Subordinated Notes(b)(c)(d)
06/12/15	4.750%	296,350	30

Total Convertible Bonds
(Cost: $—)			30

Senior Loans 1.6%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
BHM Technologies LLC Term Loan(b)(c)(d)(f)(g)
11/26/13	0.000%	386,034	39

Chemicals 0.3%
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(f)(g)
02/01/20	3.750%	1,419,815	1,379,662

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PQ Corp. Term Loan(f)(g)
08/07/17	4.000%	1,365,819	1,337,820

Solenis International LP/Holdings 3 LLC 1st Lien Term Loan(f)(g)
07/31/21	4.250%	778,050	756,654

Total			3,474,136

Health Care 0.7%
CHS/Community Health Systems, Inc. Tranche D Term Loan(f)(g)
01/27/21	4.250%	1,118,700	1,114,740

U.S. Renal Care, Inc.(f)(g)
1st Lien Tranche B-2 Term Loan
07/03/19	4.250%	2,249,968	2,207,781
2nd Lien Tranche B-1 Term Loan
01/03/20	8.500%	1,244,975	1,234,081

United Surgical Partners International, Inc. Tranche B Term Loan(f)(g)
04/03/19	4.750%	3,831,683	3,795,780

Total			8,352,382

Lodging 0.1%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(f)(g)
12/27/20	6.250%	809,000	802,932

Retailers 0.2%
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(f)(g)
08/21/20	5.750%	2,276,000	2,279,801

Technology 0.3%
Applied Systems, Inc. 1st Lien Term Loan(f)(g)
01/25/21	4.250%	335,610	329,529

TIBCO Software, Inc. Tranche B Term Loan(f)(g)(h)
11/04/20	6.500%	3,210,000	3,103,010

Total			3,432,539

Total Senior Loans
(Cost: $19,415,516)			18,341,829

Common Stocks —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%

Lear Corp.	493	48,354

Automobiles —%

BHM Technologies LLC(b)(d)(i)	35,922	359

Common Stocks (continued)
Issuer	Shares	Value ($)
Media —%

Haights Cross Communications, Inc.(b)(d)(e)(i)	27,056	—

Loral Space & Communications, Inc.(i)	6	472

Ziff Davis Holdings, Inc.(b)(d)(i)	553	6

Total		478

Total Consumer Discretionary		49,191

Industrials —%
Commercial Services & Supplies —%

Quad/Graphics, Inc.	993	22,799

Road & Rail —%

Quality Distribution, Inc.(i)	195	2,075

Total Industrials		24,874

Utilities —%
Independent Power and Renewable Electricity Producers —%

Calpine Corp. Escrow(b)(d)(e)(i)	6,049,000	—

Total Utilities		—

Total Common Stocks
(Cost: $310,067)		74,065

Preferred Stocks —%
Consumer Discretionary —%
Automobiles —%

BHM Technologies LLC(b)(d)(i)	430	4

Total Preferred Stocks
(Cost: $23)		4

Warrants —%
Consumer Discretionary
Media

ION Media Networks, Inc.(b)(d)(i)	123	1

Total Consumer Discretionary		1

Total Warrants
(Cost: $316,604)		1

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(j)(k)	21,375,604	21,375,604

Total Money Market Funds
(Cost: $21,375,604)		21,375,604

Total Investments
(Cost: $1,125,878,178)		1,139,905,293

Other Assets & Liabilities, Net		18,243,313

Net Assets		1,158,148,606

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $145,200 was pledged as collateral to cover initial margin requirements on open futures contracts.

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(121)	USD	(15,342,422)	03/2015	—	(88,881)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $445,551,519 or 38.47% of net assets.

(b)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $51,339, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
At Home Corp.
Subordinated Notes 06/12/15 4.750%	07/26/2005	—

BHM Technologies LLC
Common Stock	07/21/2006	1,940

BHM Technologies LLC
Preferred Stock	07/21/2006	23

BHM Technologies LLC
Term Loan 11/26/13 0.000%	06/21/2007 - 03/31/2010	951,580

Calpine Corp. Escrow
Common Stock	09/29/2011	—

Collins & Aikman Products Co.
08/15/12 12.875%	08/12/2004 - 04/12/2005	488,810

Haights Cross Communications, Inc.
Common Stock	01/15/2004 - 02/03/2006	307,972

ION Media Networks, Inc.
Warrant	12/19/2005 - 04/14/2009	316,604

Lear Corp. Escrow Bond
12/01/16 8.750%	11/20/2006 - 07/24/2008	—

Quebecor Media, Inc.
01/15/49 9.750%	01/17/2007 - 07/24/2008	21,346

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 07/01/15 9.300%	01/27/2003 - 04/24/2013	7,640

Ziff Davis Holdings, Inc.
Common Stock	07/1/2008	6

Ziff Davis Media, Inc.
12/15/11 13.500%	07/01/2008 - 04/15/2011	53,372

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $2,486,983, which represents 0.21% of net assets.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $51,339, which represents less than 0.01% of net assets.

(e)	Negligible market value.

(f)	Variable rate security.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

(g)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	Non-income producing.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,832,003	370,225,510	(369,681,909)	21,375,604	37,528	21,375,604

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Bonds

Corporate Bonds & Notes

Automotive	—	30,669,929	62		30,669,991

Cable and Satellite	—	75,316,143	41,181		75,357,324

Leisure	—	14,961,575	7,863		14,969,438

Media and Entertainment	—	67,173,542	1,794		67,175,336

All Other Industries	—	911,941,671	—		911,941,671

Convertible Bonds	—	—	30		30

Total Bonds	—	1,100,062,860	50,930		1,100,113,790

Equity Securities

Common Stocks

Consumer Discretionary	48,826	—	365		49,191

Industrials	24,874	—	—		24,874

Utilities	—	—	0	(a)	0	(a)

Preferred Stocks

Consumer Discretionary	—	—	4		4

Warrants

Consumer Discretionary	—	—	1		1

Total Equity Securities	73,700	—	370		74,070

Other

Senior Loans

Automotive	—	—	39		39

Lodging	—	—	802,932		802,932

All Other Industries	—	17,538,858	—		17,538,858

Total Other	—	17,538,858	802,971		18,341,829

Mutual Funds

Money Market Funds	21,375,604	—	—		21,375,604

Total Mutual Funds	21,375,604	—	—		21,375,604

Investments in Securities	21,449,304	1,117,601,718	854,271		1,139,905,293

Derivatives

Liabilities

Futures Contracts	(88,881)	—	—		(88,881)

Total	21,360,423	1,117,601,718	854,271		1,139,816,412

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Certain corporate bonds, convertible bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain senior loans as well as common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Certain senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,104,502,574)	$1,118,529,689

Affiliated issuers (identified cost $21,375,604)	21,375,604

Total investments (identified cost $1,125,878,178)	1,139,905,293

Cash	247,410

Margin deposits	145,200

Receivable for:

Investments sold	6,974,370

Capital shares sold	189,724

Dividends	1,652

Interest	17,306,500

Reclaims	11,694

Prepaid expenses	4,215

Trustees’ deferred compensation plan	284

Total assets	1,164,786,342

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	3,049,500

Capital shares purchased	2,513,279

Variation margin	26,469

Investment management fees	598,132

Distribution and/or service fees	50,157

Transfer agent fees	62,907

Administration fees	69,688

Compensation of board members	164,633

Other expenses	102,687

Trustees’ deferred compensation plan	284

Total liabilities	6,637,736

Net assets applicable to outstanding capital stock	$1,158,148,606

Represented by

Paid-in capital	$1,079,300,596

Undistributed net investment income	58,845,461

Accumulated net realized gain	6,064,315

Unrealized appreciation (depreciation) on:

Investments	14,027,115

Futures contracts	(88,881)

Total — representing net assets applicable to outstanding capital stock	$1,158,148,606

Class 1

Net assets	$843,224,501

Shares outstanding	93,112,128

Net asset value per share	$9.06

Class 2

Net assets	$128,475,629

Shares outstanding	14,251,362

Net asset value per share	$9.01

Class 3

Net assets	$186,448,476

Shares outstanding	20,527,464

Net asset value per share	$9.08

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$687

Dividends — affiliated issuers	37,528

Interest	68,058,301

Total income	68,096,516

Expenses:

Investment management fees	6,749,777

Distribution and/or service fees

Class 2	339,757

Class 3	254,998

Transfer agent fees

Class 1	506,484

Class 2	81,537

Class 3	122,395

Administration fees	785,422

Compensation of board members	37,064

Custodian fees	26,695

Printing and postage fees	88,953

Professional fees	45,804

Other	18,452

Total expenses	9,057,338

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(20,016)

Fees waived by Distributor — Class 2	(87,211)

Total net expenses	8,950,111

Net investment income	59,146,405

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	13,147,671

Futures contracts	(487,875)

Net realized gain	12,659,796

Net change in unrealized appreciation (depreciation) on:

Investments	(26,581,560)

Futures contracts	(424,427)

Net change in unrealized depreciation	(27,005,987)

Net realized and unrealized loss	(14,346,191)

Net increase in net assets resulting from operations	$44,800,214

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$59,146,405	$63,843,240

Net realized gain	12,659,796	24,388,098

Net change in unrealized depreciation	(27,005,987)	(35,234,039)

Net increase in net assets resulting from operations	44,800,214	52,997,299

Distributions to shareholders

Net investment income

Class 1	—	(109,266,678)

Class 2	—	(10,047,443)

Class 3	—	(33,424,969)

Net realized gains

Class 1	—	(43,608,294)

Class 2	—	(2,858,798)

Class 3	—	(14,083,365)

Tax return of capital

Class 1	—	(25,431,057)

Class 2	—	(3,368,775)

Class 3	—	(7,549,328)

Total distributions to shareholders	—	(249,638,707)

Increase (decrease) in net assets from capital stock activity	(50,403,925)	332,179,020

Total increase (decrease) in net assets	(5,603,711)	135,537,612

Net assets at beginning of year	1,163,752,317	1,028,214,705

Net assets at end of year	$1,158,148,606	$1,163,752,317

Undistributed (excess of distributions over) net investment income	$58,845,461	$(419,384)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	16,200,607	145,986,107	19,550,098	170,915,192

Fund reorganization	—	—	4,655,588	44,708,536

Distributions reinvested	—	—	20,068,316	178,306,029

Redemptions	(15,860,952)	(142,821,354)	(23,401,279)	(202,041,308)

Net increase	339,655	3,164,753	20,872,723	191,888,449

Class 2 shares

Subscriptions	464,738	4,183,522	786,132	7,473,359

Fund reorganization	—	—	14,369,493	137,245,648

Distributions reinvested	—	—	1,947,832	16,275,016

Redemptions	(2,320,122)	(20,814,089)	(1,919,987)	(16,746,500)

Net increase (decrease)	(1,855,384)	(16,630,567)	15,183,470	144,247,523

Class 3 shares

Subscriptions	251,090	2,289,787	275,027	2,642,975

Distributions reinvested	—	—	6,142,479	55,057,662

Redemptions	(4,340,106)	(39,227,898)	(6,762,497)	(61,657,589)

Net decrease	(4,089,016)	(36,938,111)	(344,991)	(3,956,952)

Total net increase (decrease)	(5,604,745)	(50,403,925)	35,711,202	332,179,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$8.71	$10.51	$10.02	$10.69	$11.25

Income from investment operations:

Net investment income	0.45	0.52	0.64	0.70	0.51

Net realized and unrealized gain (loss)	(0.10)	(0.06)	0.78	(0.04)	0.23

Total from investment operations	0.35	0.46	1.42	0.66	0.74

Less distributions to shareholders:

Net investment income	—	(1.38)	(0.71)	(1.03)	(1.30)

Net realized gains	—	(0.59)	(0.22)	(0.30)	—

Tax return of capital	—	(0.29)	—	—	—

Total distributions to shareholders	—	(2.26)	(0.93)	(1.33)	(1.30)

Net asset value, end of period	$9.06	$8.71	$10.51	$10.02	$10.69

Total return	4.02%	5.09%	14.97%	6.42%	7.68%

Ratios to average net assets(b)

Total gross expenses	0.71%	0.72%	0.71%	0.72%	0.78	%(c)

Total net expenses(d)	0.71%	0.71%	0.71%	0.72%	0.78	%(c)

Net investment income	5.04%	5.59%	6.16%	6.76%	7.47	%(c)

Supplemental data

Net assets, end of period (in thousands)	$843,225	$808,379	$755,648	$983,282	$842,202

Portfolio turnover	59%	56%	68%	66%	77%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$8.69	$10.46	$9.98	$10.67	$11.25

Income from investment operations:

Net investment income	0.44	0.49	0.60	0.66	0.47

Net realized and unrealized gain (loss)	(0.12)	(0.04)	0.79	(0.03)	0.24

Total from investment operations	0.32	0.45	1.39	0.63	0.71

Less distributions to shareholders:

Net investment income	—	(1.34)	(0.69)	(1.02)	(1.29)

Net realized gains	—	(0.59)	(0.22)	(0.30)	—

Tax return of capital	—	(0.29)	—	—	—

Total distributions to shareholders	—	(2.22)	(0.91)	(1.32)	(1.29)

Net asset value, end of period	$9.01	$8.69	$10.46	$9.98	$10.67

Total return	3.68%	5.01%	14.72%	6.17%	7.44%

Ratios to average net assets(b)

Total gross expenses	0.96%	0.97%	0.96%	0.97%	1.01	%(c)

Total net expenses(d)	0.90%	0.78%	0.96%	0.96%	1.01	%(c)

Net investment income	4.86%	5.54%	5.86%	6.54%	6.87	%(c)

Supplemental data

Net assets, end of period (in thousands)	$128,476	$139,973	$9,657	$4,704	$929

Portfolio turnover	59%	56%	68%	66%	77%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Variable Portfolio – Income Opportunities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$8.75	$10.53	$10.04	$10.71	$10.71

Income from investment operations:

Net investment income	0.45	0.51	0.62	0.69	0.81

Net realized and unrealized gain (loss)	(0.12)	(0.06)	0.79	(0.05)	0.47

Total from investment operations	0.33	0.45	1.41	0.64	1.28

Less distributions to shareholders:

Net investment income	—	(1.35)	(0.70)	(1.01)	(1.28)

Net realized gains	—	(0.59)	(0.22)	(0.30)	—

Tax return of capital	—	(0.29)	—	—	—

Total distributions to shareholders	—	(2.23)	(0.92)	(1.31)	(1.28)

Net asset value, end of period	$9.08	$8.75	$10.53	$10.04	$10.71

Total return	3.77%	5.02%	14.80%	6.26%	13.04%

Ratios to average net assets(a)

Total gross expenses	0.84%	0.85%	0.84%	0.85%	0.86%

Total net expenses(b)	0.84%	0.84%	0.83%	0.85%	0.86%

Net investment income	4.92%	5.45%	6.01%	6.63%	7.38%

Supplemental data

Net assets, end of period (in thousands)	$186,448	$215,401	$262,909	$236,367	$251,747

Portfolio turnover	59%	56%	68%	66%	77%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio – Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative

Annual Report 2014	29

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2014

instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

30	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2014

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	88,881	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(487,875)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(424,427)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	15,408,293

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market,

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Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2014

economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and

32	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2014

distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $3,013.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Prior to May 1, 2014, the Distributor voluntarily agreed to waive 0.19% of the distribution fee for Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft

Annual Report 2014	33

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2014

charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.720%	0.710%
Class 2	0.970	0.960
Class 3	0.845	0.835

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$118,440
Accumulated net realized gain	(118,440)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014 ($)	Year Ended December 31, 2013 ($)
Ordinary income	—	164,925,393
Long-term capital gains	—	48,364,154
Tax return of capital	—	36,349,160
Total	—	249,638,707

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$59,255,552
Undistributed long-term capital gains	5,664,260
Net unrealized appreciation	14,338,289

At December 31, 2014, the cost of investments for federal income tax purposes was $1,125,567,004 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$29,714,793
Unrealized depreciation	(15,376,504)
Net unrealized appreciation	$14,338,289

For the year ended December 31, 2014, $6,367,773 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $668,571,701 and $666,587,149, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

34	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends —affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 96.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Fund Reorganization

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Variable Portfolio – High Income Fund, a series of Columbia Funds Variable Insurance Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,063,840,327 and the combined net assets immediately after the acquisition were $1,245,794,511.

The reorganization was accomplished by a tax-free exchange of 17,853,023 shares of the acquired fund valued at $181,954,184 (including $10,151,066 of unrealized appreciation).

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class 1	4,655,588
Class 2	14,369,493

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on January 1, 2013, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2013 would have been approximately $66.8 million, $26.5 million, $(34.1) million and $59.2 million, respectively.

Note 10. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by

Annual Report 2014	35

Columbia Variable Portfolio – Income Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2014

governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Income Opportunities Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

Annual Report 2014	37

Columbia Variable Portfolio – Income Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations

Capital Gain Dividend	$5,947,473

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

38	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014	39

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

40	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014	41

Columbia Variable Portfolio – Income Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio – Income Opportunities Fund

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Columbia Variable Portfolio – Income Opportunities Fund

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44	Annual Report 2014

Columbia Variable Portfolio – Income Opportunities Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	45

Columbia Variable Portfolio – Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6544 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – U.S. Government Mortgage Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund) Class 3 shares returned 5.78% for the 12-month period that ended December 31, 2014.

>	The Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned 6.08% over the same time period.

>	Duration positioning hampered Fund results, while exposure to non-agency residential mortgages and agency commercial mortgage-backed securities (CMBS) contributed positively to relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	5.92	2.05	2.37
Class 2*	05/03/10	5.57	1.79	2.17
Class 3	09/15/99	5.78	1.93	2.31
Barclays U.S. Mortgage-Backed Securities Index		6.08	3.73	4.75

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Manager Discussion of Fund Performance

Portfolio Management

Jason Callan

Tom Heuer, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Agency	0.0	(a)
Asset-Backed Securities — Non-Agency	4.0
Commercial Mortgage-Backed Securities — Agency	3.9
Commercial Mortgage-Backed Securities — Non-Agency	4.0
Money Market Funds	3.2
Options Purchased Puts	0.4
Residential Mortgage-Backed Securities — Agency	72.6
Residential Mortgage-Backed Securities — Non-Agency	11.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

At December 31, 2014, approximately 88% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 5.78%. The Fund modestly underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned 6.08% for the same period. Duration positioning hampered Fund results, while exposure to non-agency residential mortgages and agency commercial mortgage-backed securities (CMBS) contributed positively to relative performance.

Mortgage-Backed Securities Performed Well on Lower Supply

The U.S. economy improved as 2014 progressed, supported by home price appreciation and a steadily declining unemployment rate. More specifically, home prices appreciated 5.5% year-over-year through November 2014. The U.S. unemployment rate fell from 6.7% at the start of 2014 to 5.6% by the end of the year. Amid this backdrop, the U.S. Treasury yield curve flattened dramatically, meaning the differential in yields between shorter term and longer term securities narrowed.

The agency mortgage-backed securities market performed better than consensus expectations. At the beginning of 2014, many market participants were concerned about the health of the mortgage-backed securities market due to the tapering and eventual ending of the Federal Reserve’s (the Fed’s) quantitative easing program, which for some time had supported the mortgage-backed securities market through its purchases. In fact, nominal spreads on current coupon mortgages (vs. a blend of five-year and 10-year U.S. Treasury yields) tightened 30 basis points in 2014. (A basis point is 1/100th of a percentage point.)

A major tailwind for mortgage-backed securities, particularly early in 2014, was the drop in supply, or mortgage production. Despite reduced gross purchases from the Fed as it tapered its quantitative easing program, the impact of those purchases as a percentage of the total issuance of the market actually increased. Indeed, the Fed’s purchases absorbed nearly 70% to 80% of the market during the first quarter of 2014, despite reduced nominal purchases. Mortgage production declined from approximately $125 billion per month in 2013 to about $85 billion per month in 2014. There were several reasons for the supply decrease. First, purchase activity remained low, with what is known as the MBA (Mortgage Bankers Association of America) Purchase Applications Index, which includes all mortgage applications for the purchase of a single-family home, hovering around 1997 levels. Second, refinancing activity remained low. The MBA Refinancing Index was near the lowest levels of the past 10 years despite mortgage rates between 3.75% and 4.50% during 2014. Third, while credit standards eased on the margin, they remained quite tight by historical standards.

Duration Positioning Hampered Fund Results

The Fund maintained a shorter duration position than the benchmark, particularly in the first half of 2014, which detracted from results, as interest rates declined.

4	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Manager Discussion of Fund Performance (continued)

Approximately mid-year, we adjusted the Fund’s duration position to a more neutral one relative to the benchmark due to increased uncertainty about the strength of the global economic recovery, given slowing growth in several emerging market nations, declining oil prices and more. Hedging costs also dampened the Fund’s relative results.

Exposure to Non-Agency Securities and Agency CMBS Boosted Performance

The Fund’s exposure to non-government agency mortgages, which are not part of the benchmark, had a positive impact on relative results, as higher yielding, non-agency mortgages outperformed agency securities during the annual period. As the economy strengthened and the housing industry continued to heal over the 12 months, investors became more confident about non-agency mortgages.

An overweight allocation to agency CMBS contributed positively to Fund performance. Agency CMBS performed well due both to spread tightening, or a narrowing differential in yields between these securities and U.S. Treasuries, and to returns from “rolling down” the U.S. Treasury curve. This is a strategy that involves buying longer dated bonds and selling them after some time to profit from their rise in value during that time. The key to this strategy is the shape of the yield curve. As long as shorter term bonds yield less than longer term bonds, this strategy can boost returns over buying a shorter term bond and holding it to maturity.

Maintaining a significantly underweight allocation to GNMA (Ginnie Mae) securities also added value during the annual period. We had held the underweight allocation due to what we considered to be rich valuations of these securities. Such positioning proved prudent, as during 2014, GNMAs notably underperformed FNMA (Fannie Mae) and FHLMC (Freddie Mac) securities due to faster prepayment speeds.

Derivative Positions

The Fund used two types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both to reduce the risk of rising interest rates and to protect against market volatility. The Fund experienced a gain as a result of its Treasury futures contracts. This, however, was more than offset by losses from the interest rate swaptions the Fund participated in during the period.

Shifting Market Conditions Drove Fund Changes

As mentioned, we adjusted the Fund’s duration during the annual period, moving from a shorter duration than the benchmark to a more neutral duration position. We also added agency CMBS to capture what we believed to be attractive valuations and the roll down opportunity for greater return.

Looking Ahead

As was the case in 2014, we believe the focus going forward will be on the Fed and its pace of withdrawal of monetary policy accommodation. We currently expect the Fed to keep its mortgage-backed securities holdings stable in 2015 by reinvesting pay-downs back into the mortgage market. That said, we expect other sources of demand, including money managers, banks, insurance companies and foreign investors, to be key drivers of performance in the mortgage-backed securities market going forward. Mortgage production for 2015 is again expected to be low, so even incremental demand from these sources would appear to be manageable.

Quality Breakdown (%) (at December 31, 2014)
AAA rating	80.7
AA rating	0.9
A rating	1.1
BBB rating	1.6
BB rating	1.2
B rating	0.7
Not rated	13.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014	5

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Manager Discussion of Fund Performance (continued)

Based on this view, we currently intend to continue to hold Fund exposure to high quality non-agency residential mortgage-backed securities, as they continue to offer a yield advantage vs. agency mortgage-backed securities. We believe these securities also offer positive technicals, in that supply is shrinking as credit standards remain tight and there is little new issuance. At this time, we also anticipate fundamentals to modestly improve, should home prices appreciate, even if modestly. Non-agency residential mortgage-backed securities also tend to offer shorter durations than agency mortgage-backed securities.

On a macro level, we currently expect the U.S. Treasury curve to continue to flatten due to concerns regarding global economic growth. We thus remain defensively positioned with ample liquidity in the Fund’s portfolio as we seek to capitalize on any market dislocations.

6	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,024.10	1,022.74	2.50	2.50	0.49
Class 2	1,000.00	1,000.00	1,022.20	1,021.48	3.77	3.77	0.74
Class 3	1,000.00	1,000.00	1,023.10	1,022.08	3.16	3.16	0.62

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014	7

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 91.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a)
06/01/16	7.000%	373	380
04/01/17	6.500%	93,900	97,899
08/01/17 - 09/01/19	5.500%	233,899	249,369
03/01/18 - 09/01/37	6.000%	160,995	177,176
06/01/21 - 05/01/44	3.500%	142,353,434	148,532,863
10/01/23 - 10/01/40	5.000%	25,878,491	28,666,498
07/01/39 - 08/01/41	4.500%	19,589,011	21,490,481
03/01/42 - 07/01/42	4.000%	26,455,814	28,286,211
11/01/42	3.000%	22,152,376	22,437,502

Federal Home Loan Mortgage Corp.(a)(b)
01/01/37	2.239%	273,185	290,560
09/01/37	2.423%	315,628	343,545
CMO Series 4119 Class SP
10/15/42	2.480%	3,614,486	3,351,738

Federal Home Loan Mortgage Corp.(a)(b)(c)
CMO IO STRIPS Series 280 Class S1
09/15/42	5.839%	41,046,089	10,088,973
CMO IO Series 264 Class S1
07/15/42	5.789%	21,654,952	4,793,420
CMO IO Series 311 Class S1
08/15/43	5.789%	41,299,686	9,044,893
CMO IO Series 318 Class S1
11/15/43	5.789%	22,857,916	5,194,244
CMO IO Series 336 Class 30
08/15/44	5.889%	14,734,250	3,708,845
CMO IO Series 3453 Class W
12/15/32	7.245%	1,139,531	235,688
CMO IO Series 3630 Class AI
03/15/17	1.931%	1,124,297	32,999
CMO IO Series 4068 Class GI
09/15/36	1.884%	15,957,828	1,279,882
CMO IO Series 4083 Class CS
12/15/38	6.489%	13,582,775	2,375,570
CMO IO Series 4094 Class SY
08/15/42	5.919%	13,162,171	2,798,058
CMO IO Series 4174 Class SB
05/15/39	6.039%	21,365,767	3,529,172
CMO IO Series 4223 Class DS
12/15/38	5.939%	6,746,219	1,211,172
CMO IO Series 4286 Class NS
12/15/43	5.739%	8,716,708	2,069,804
CMO IO Series AS Class 4183
04/15/39	5.989%	10,069,866	1,686,620
CMO IO Series ES Class 4175
06/15/38	5.989%	11,052,133	1,766,534

Federal Home Loan Mortgage Corp.(a)(c)
CMO IO Series 266 Class IO
07/15/42	4.000%	12,288,613	3,597,752
CMO IO Series 267 Class IO
08/15/42	4.000%	10,735,959	2,960,799
CMO IO Series 304 Class C69
12/15/42	4.000%	15,769,924	3,574,613
CMO IO Series 329 Class C5
06/15/43	3.500%	13,304,403	2,701,606
CMO IO Series 4098 Class AI
05/15/39	3.500%	15,370,835	2,559,530
CMO IO Series 4120 Class AI
11/15/39	3.500%	8,564,330	1,134,094

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4121 Class IA
01/15/41	3.500%	7,911,415	1,576,595
CMO IO Series 4121 Class MI
10/15/42	4.000%	9,909,511	2,113,210
CMO IO Series 4122 Class JI
12/15/40	4.000%	12,379,149	2,124,911
CMO IO Series 4139 Class CI
05/15/42	3.500%	4,991,187	717,943
CMO IO Series 4147 Class CI
01/15/41	3.500%	18,006,339	2,920,304
CMO IO Series 4148 Class BI
02/15/41	4.000%	6,624,758	902,925
CMO IO Series 4177 Class IY
03/15/43	4.000%	21,993,910	5,431,972
CMO IO Series 4213 Class DI
06/15/38	3.500%	21,963,618	2,970,155

Federal National Mortgage Association(a)
03/01/15 - 06/01/17	7.000%	24,321	25,531
07/01/15 - 12/01/37	5.000%	34,102,534	37,834,980
11/01/16 - 11/01/37	5.500%	18,239,273	20,304,705
08/01/22 - 04/01/33	6.000%	41,807	48,206
03/01/27 - 03/01/28	2.500%	40,934,357	41,776,645
03/01/27 - 09/01/44	3.500%	167,066,313	175,007,173
05/01/27 - 05/01/43	3.000%	164,014,176	167,970,860
07/01/39 - 10/01/41	4.500%	81,902,547	89,880,349
11/01/41 - 07/01/44	4.000%	179,482,032	193,024,764
CMO Series 1988-4 Class Z
03/25/18	9.250%	4,509	4,827

Federal National Mortgage Association(a)(b)
02/01/33	1.757%	85,026	90,076
07/01/33	1.787%	4,130	4,168
12/01/33	2.254%	12,902	13,655
06/01/34	2.212%	277,820	299,158
07/01/36	2.407%	113,498	119,698
CMO Series 2003-W11 Class A1
06/25/33	3.291%	3,588	3,762

Federal National Mortgage Association(a)(b)(c)
CMO IO Series 2003-117 Class KS
08/25/33	6.931%	2,800,764	226,226
CMO IO Series 2006-5 Class N1
08/25/34	1.909%	12,026,518	481,231
CMO IO Series 2006-5 Class N2
02/25/35	1.952%	13,499,283	798,925
CMO IO Series 2012-80 Class DS
06/25/39	6.481%	6,073,186	1,147,488
CMO IO Series 2012-87 Class BS
03/25/39	5.881%	23,594,874	3,715,697
CMO IO Series 2012-97 Class SB
09/25/42	5.831%	9,285,551	1,869,717
CMO IO Series 2012-99 Class QS
09/25/42	6.431%	12,565,033	3,452,337
CMO IO Series 2012-99 Class SL
09/25/42	6.451%	20,252,917	3,917,568
CMO IO Series 2013-124 Class SB
12/25/43	5.781%	12,418,771	2,692,844
CMO IO Series 2013-13 Class SA
03/25/43	5.981%	16,013,204	3,875,761
CMO IO Series 2013-BS Class 54
06/25/43	5.981%	9,221,052	2,406,318

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(a)(c)
CMO IO STRIPS Series 417 Class C5
02/25/43	3.500%	11,820,766	2,435,263
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	26,980,263	4,434,913
CMO IO Series 2012-121 Class GI
08/25/39	3.500%	17,280,749	2,252,658
CMO IO Series 2012-129 Class IC
01/25/41	3.500%	12,689,484	1,866,117
CMO IO Series 2012-133 Class EI
07/25/31	3.500%	5,389,856	743,375
CMO IO Series 2012-134 Class AI
07/25/40	3.500%	20,978,691	3,500,714
CMO IO Series 2012-144 Class HI
07/25/42	3.500%	4,494,181	674,979
CMO IO Series 2012-40 Class IP
09/25/40	4.000%	22,887,665	3,093,382
CMO IO Series 2012-96 Class CI
04/25/39	3.500%	11,577,830	1,688,261
CMO IO Series 2013-1 Class AI
02/25/43	3.500%	4,739,833	823,378
CMO IO Series 2013-1 Class BI
02/25/40	3.500%	15,379,815	2,155,689
CMO IO Series 2013-10 Class AI
11/25/41	3.500%	19,977,053	2,814,545
CMO IO Series 2013-16 Class IO
01/25/40	3.500%	12,567,489	2,400,534
CMO IO Series 2013-41 Class IY
05/25/40	3.500%	28,644,780	4,591,234
CMO IO Series 2013-6 Class MI
02/25/40	3.500%	14,451,338	2,046,645

Federal National Mortgage Association(a)(d)
01/20/30 - 01/14/45	3.000%	133,500,000	136,032,326
01/20/30 - 01/14/45	3.500%	128,250,000	135,015,624
01/14/45	4.000%	56,000,000	59,766,218
01/14/45	4.500%	112,000,000	121,572,506
01/14/45	5.000%	25,000,000	27,620,605

Federal National Mortgage Association(a)(e)
05/01/39	4.500%	9,261,143	10,235,126

Government National Mortgage Association(a)
05/15/16 - 11/20/41	6.000%	14,874,783	16,968,945
03/15/18	7.000%	162,901	172,204
07/15/40 - 07/20/41	4.500%	36,643,944	40,153,526
08/20/40	5.000%	13,904,977	15,520,346

Government National Mortgage Association(a)(c)
CMO IO Series 2012-121 Class PI
09/16/42	4.500%	7,748,637	1,437,370
CMO IO Series 2012-129 Class AI
08/20/37	3.000%	10,733,915	1,402,171

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,688,999,684)			1,691,437,828

Residential Mortgage-Backed Securities — Non-Agency 15.0%
AJAX Mortgage Loan Trust CMO Series 2014-B Class A(a)(f)
08/25/54	3.850%	7,897,383	7,897,383

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a)(b)(f)
CMO Series 2013-2 Class 1A60
12/28/35	2.549%	3,450,856	3,415,437
CMO Series 2013-2 Class 2A70
11/28/35	2.552%	2,739,502	2,660,019

American Mortgage Trust Series 2093-3 Class 3A(a)(b)(g)(h)
07/27/23	8.188%	925	561

Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(a)(f)
05/25/47	4.000%	8,541,435	8,819,741

BCAP LLC Trust(a)(b)(f)
07/26/36	2.607%	3,330,943	3,331,373
CMO Series 2010-RR12 Class 3A7
08/26/37	5.000%	3,630,870	3,724,125
CMO Series 2010-RR13 Class 1A1
06/27/37	2.407%	7,931,274	7,778,694
CMO Series 2012-RR11 Class 3A2
04/26/36	4.000%	8,433,604	8,597,325
CMO Series 2012-RR11 Class 4A2
03/26/37	4.000%	7,300,723	7,409,489
CMO Series 2012-RR11 Class 9A2
07/26/37	4.000%	6,679,860	6,757,847
CMO Series 2012-RR12 Class 3A2
06/26/37	4.000%	10,250,431	10,168,083
CMO Series 2013-RR3 Class 6A5
03/26/36	2.474%	8,220,649	8,060,774
CMO Series 2013-RR4 Class 2A1
05/26/47	2.955%	7,210,929	7,243,991
CMO Series 2013-RR5 Class 4A1
09/26/36	3.000%	3,003,383	2,978,812
Series 2012-RR10 Class 2A1
09/26/36	2.618%	4,540,308	4,581,443
Series 2013-RR1 Class 10A1
10/26/36	3.000%	5,037,054	5,065,433

Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(a)(b)(f)
01/28/33	2.981%	1,023,441	1,016,829

CAM Mortgage Trust CMO Series 2014-2 Class A(a)(b)(f)
05/15/48	2.600%	1,216,601	1,216,485

Citigroup Mortgage Loan Trust, Inc.(a)(b)(f)
CMO Series 2010-7 Class 3A4
12/25/35	5.996%	300,000	315,048
CMO Series 2012-7 Class 12A1
03/25/36	2.612%	4,981,452	5,011,560
CMO Series 2013-2 Class 1A1
11/25/37	2.608%	3,397,279	3,398,037
CMO Series 2013-5 Class 3A1
08/25/37	2.564%	6,560,508	6,611,325
CMO Series 2013-7 Class 1A2
10/25/35	4.000%	3,741,786	3,630,571
CMO Series 2014-2 Class 2A3
04/25/36	4.750%	6,029,406	6,133,113
CMO Series 2014-A Class B2
01/25/35	5.434%	3,240,414	3,343,291

Citigroup Mortgage Loan Trust, Inc.(a)(f)
CMO Series 2013-6 Class 3A1
12/25/35	3.000%	8,892,893	8,628,788

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comfed Savings Bank CMO Series 1987-1 Class A(a)(b)(g)
01/25/18	3.497%	1,785	1,820

Credit Suisse Mortgage Capital Certificates(a)(b)
CMO Series 2012-6R Class 1A1
11/26/37	2.608%	2,377,388	2,353,744

Credit Suisse Mortgage Capital Certificates(a)(b)(f)
04/27/37	5.691%	3,217,347	3,348,309
CMO Series 2013-7R Class 3A1
02/26/35	3.509%	6,952,118	6,774,179
CMO Series 2014-RPL4 Class A2
08/25/62	3.867%	4,000,000	3,822,269
Series 2014-2R Class 17A1
04/27/37	2.500%	2,054,256	2,050,916

Credit Suisse Mortgage Capital Certificates(a)(f)
CMO Series 2010-9R Class 10A5
04/27/37	4.000%	6,685,000	6,708,504
CMO Series 2010-9R Class 7A5
05/27/37	4.000%	8,722,000	8,741,834

Credit Suisse Securities (USA) LLC(a)(b)(f)
02/25/54	3.072%	12,600,463	12,481,427

Credit Suisse Securities (USA) LLC(a)(f)
CMO Series 2014-5R Class 8A1
11/27/37	2.625%	6,274,896	6,066,427
CMO Series 2014-RPL1 Class A3
02/25/54	3.958%	5,650,000	5,616,575

GCAT Series 2013-RP1 Class A1(a)(b)(f)
06/25/18	3.500%	6,855,900	6,838,245

GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(a)(b)(f)
11/26/36	0.329%	3,894,919	3,645,905

Jefferies Resecuritization Trust Series 2014-1A1 Class R1(a)(f)
12/27/37	4.000%	2,464,355	2,458,865

NRPL Trust(a)(b)(f)
Series 2013-1A Class A
08/25/57	4.000%	9,361,282	9,314,475
Series 2014-1A Class A1
05/25/48	3.250%	4,825,767	4,825,767

New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(a)(b)(c)(f)
01/25/54	2.246%	78,923,918	5,696,176

Nomura Resecuritization Trust CMO Series 2012-2R Class 3A1(a)(b)(f)
05/26/36	2.035%	2,576,733	2,531,692

RBSSP Resecuritization Trust(a)(b)(f)
CMO Series 2012-1 Class 5A2
12/27/35	5.214%	4,100,000	3,645,604
CMO Series 2012-6 Class 3A1
04/26/36	0.340%	3,905,726	3,838,352

Shellpoint Asset Funding Trust CMO Series 2013-1 Class A1(a)(b)(f)
07/25/43	3.750%	20,219,676	21,023,731

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-S Class A1(a)(b)
09/25/34	2.618%	17,758,240	18,082,612

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $273,748,336)			277,663,005

Commercial Mortgage-Backed Securities — Agency 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(a)
Series K715 Class A2
01/25/21	2.856%	10,000,000	10,342,737

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(a)(b)
Series K001 Class A2
04/25/16	5.651%	948,280	997,681
Series K029 Class A2
02/25/23	3.320%	6,590,000	6,936,515
Series K030 Class A2
04/25/23	3.250%	17,800,000	18,632,666
Series K031 Class A2
04/25/23	3.300%	3,058,000	3,213,327
Series K035 Class A2
08/25/23	3.458%	5,000,000	5,311,175

Federal National Mortgage Association(a)
10/01/19	4.420%	542,846	596,986
10/01/19	4.430%	1,333,745	1,467,449
01/01/20	4.570%	139,615	154,852
01/01/20	4.600%	233,266	259,058
07/01/23	2.850%	17,569,972	17,954,341
05/01/24	5.030%	433,294	506,395
Series 2010-M4 Class A1
06/25/20	2.520%	78,547	78,547

Federal National Mortgage Association(a)(b)
Series 2013-M14 Class A2
10/25/23	3.329%	9,000,000	9,464,184

Government National Mortgage Association(a)
Series 2010-159 Class A
01/16/33	2.159%	190,758	190,724
Series 2010-49 Class A
03/16/51	2.870%	225,945	225,690
Series 2011-109 Class A
07/16/32	2.450%	2,003,962	2,009,829
Series 2011-53 Class A
12/16/34	2.360%	1,659,509	1,664,188
Series 2012-1 Class AB
09/16/33	1.999%	2,805,058	2,813,926
Series 2012-2 Class A
06/16/31	1.862%	3,471,176	3,494,606
Series 2012-55 Class A
08/16/33	1.704%	4,132,971	4,115,132

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $86,470,381)			90,430,008

Commercial Mortgage-Backed Securities — Non-Agency 5.0%
American Homes 4 Rent Trust Series 2014-SFR2 Class D(a)(f)
10/17/36	5.149%	3,000,000	3,080,080

American Homes 4 Rent Series 2014-SFR1 Class E(a)(b)(f)
06/17/31	2.912%	9,500,000	9,002,905

Aventura Mall Trust Series 2013-AVM Class E(a)(b)(f)
12/05/32	3.743%	7,600,000	7,403,342

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(b)(f)
07/05/33	4.691%	6,500,000	6,543,713

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(a)(b)(f)
09/15/26	3.661%	7,015,000	7,044,603

Banc of America Merrill Lynch Re-Remic Trust(a)(b)
Series 2014-FRR7 Class A
10/26/44	2.420%	5,000,000	4,898,306
Series 2014-FRR7 Class B
10/26/44	2.420%	2,510,000	2,331,190

Bear Stearns Commercial Mortgage Securities Trust Series 2005-T18 Class A4(a)(b)
02/13/42	4.933%	31,576	31,578

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-AMFX Class CD4(a)(b)
12/11/49	5.366%	5,000,000	5,185,265

Commercial Mortgage Trust Series 2013-RIA4 Class A(a)(b)(f)
11/27/28	6.000%	4,872,706	4,929,112

GS Mortgage Securities Trust Series 2007-GG10 Class AM(a)(b)
08/10/45	5.796%	15,364,064	15,697,403

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3 Class A4(a)(f)
02/15/46	4.717%	175,000	195,082

ORES NPL LLC(a)(f)
Series 2013-LV2 Class A
09/25/25	3.081%	4,439,137	4,439,137
Series 2014-LV3 Class A
03/27/24	3.000%	6,891,165	6,890,696
Series 2014-LV3 Class B
03/27/24	6.000%	5,400,000	5,392,435

Rialto Real Estate Fund LLC Series 2014-LT6 Class A(a)(f)
09/15/24	2.750%	5,169,869	5,170,474

Rialto Real Estate Fund LP Series 2013-LT3 Class A(a)(f)
06/20/28	2.500%	779,164	779,164

VFC LLC Series 2014-2 Class A(a)(f)
07/20/30	2.750%	4,961,827	4,961,931

Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4(a)(b)
10/15/44	5.242%	28,214	28,740

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $93,944,734)			94,005,156

Asset-Backed Securities — Agency —%
Small Business Administration Participation Certificates Series 2001-20H Class 1
08/01/21	6.340%	40,074	43,085

Total Asset-Backed Securities — Agency
(Cost: $40,074)			43,085

Asset-Backed Securities — Non-Agency 5.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(f)
06/25/54	3.125%	4,125,031	4,119,973

A Voce CLO Ltd. Series 2014-1A Class C(b)(f)
07/15/26	3.734%	3,000,000	2,798,862

ARES CLO Ltd. Series 2014-1A Class B(b)(f)
04/17/26	3.028%	3,750,000	3,605,591

Access Group, Inc. Series 2007A Class A2(b)
08/25/26	0.363%	818,383	813,446

American Credit Acceptance Receivables Trust Series 2012-3 Class A(f)
11/15/16	1.640%	607,120	607,725

Apidos CDO XVII Series 2014-17A Class A2A(b)(f)
04/17/26	2.278%	7,500,000	7,302,382

Carlyle Global Market Strategies CLO(b)(f)
Series 2013-1A Class B
02/14/25	3.333%	3,600,000	3,541,147
Series 2014-C1 Class 3A
07/27/26	3.894%	1,500,000	1,428,117

Dryden Senior Loan Fund Series 2014-33A Class C(b)(f)
07/15/26	3.081%	11,550,000	11,157,392

Encore Credit Receivables Trust Series 2005-4 Class 2A4(b)
01/25/36	0.510%	946,777	941,542

GCAT LLC Series 2014-2 Class A1(b)(f)
10/25/19	3.721%	5,887,579	5,862,469

GoldenTree Loan Opportunities VII Ltd. Series 2013-7A Class B(b)(f)
04/25/25	1.984%	9,000,000	8,628,075

Morgan Stanley Resecuritization Trust Series 2013-BSFC Class A(b)(f)
07/06/38	2.654%	1,939,563	1,939,563

New York Mortgage Trust Residential LLC(b)(f)
Series 2013-RP1A Class A
07/25/18	4.250%	11,022,116	11,071,716
Series 2013-RP2A Class A
09/25/18	4.600%	6,565,746	6,675,586

Nomad CLO Ltd. Series 2013-1A Class B(b)(f)
01/15/25	3.181%	6,000,000	5,776,938

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(b)(f)
04/20/25	1.881%	5,000,000	4,811,910

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(b)
07/01/21	0.755%	590,240	590,668

SLM Private Education Loan Trust Series 2012-A Class A1(b)(f)
08/15/25	1.561%	988,837	998,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Specialty Underwriting & Residential Finance Trust Series 2005-BC3 Class M1(b)
06/25/36	0.620%	742,260	742,805

Symphony CLO Ltd. Series 2014-14A Class D2(b)(f)
07/14/26	3.830%	7,500,000	7,096,155

Vericrest Opportunity Loan Transferee Series 2014-3A Class A1(b)(f)
05/26/54	3.250%	1,743,234	1,742,587

Total Asset-Backed Securities — Non-Agency
(Cost: $93,305,832)			92,253,459

Options Purchased Puts 0.5%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
OTC 3-Year Interest Rate Swap(i)
	295,000,000	1.75	02/11/15	85,314
	300,000,000	2.25	11/02/15	1,485,780

OTC 5-Year Interest Rate Swap(i)
	256,000,000	2.50	10/30/15	2,195,354
	100,000,000	4.00	08/17/17	827,950
	300,000,000	3.25	08/18/17	4,899,900

Total Options Purchased Puts
(Cost: $18,285,275)				9,494,298

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(j)(k)	74,050,196	74,050,196

Total Money Market Funds
(Cost: $74,050,196)		74,050,196

Total Investments
(Cost: $2,328,844,512)		2,329,377,035

Other Assets & Liabilities, Net		(474,530,216)

Net Assets		1,854,846,819

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, 2014, securities totaling $4,946,432 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	1,092	USD	138,462,193	03/2015	638,867	—
US 5YR NOTE	993	USD	118,097,182	03/2015	239,005	—

Total			256,559,375		877,872	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	(22)	USD	(4,809,063)	03/2015	2,239	—

Notes to Portfolio of Investments

(a)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(b)	Variable rate security.

(c)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

(e)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $412,221,940 or 22.22% of net assets.

(g)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $2,381, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	04/27/1995	889

Comfed Savings Bank CMO Series 1987-1 Class A 01/25/18 3.497%	05/07/2007	1,756

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $561, which represents less than 0.01% of net assets.

(i)	Purchased swaption contracts outstanding at December 31, 2014:

At December 31, 2014, securities and cash totaling $10,934,000 were received from broker as collateral to cover open purchased swaption contracts.

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	4.000	8/21/2022	100,000,000	2,202,500	827,950

OTC 3-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.250	11/4/2018	300,000,000	2,847,000	1,485,780

OTC 3-Year Interest Rate Swap	Citibank	3-Month USD LIBOR	Receive	1.750	2/13/2018	295,000,000	2,190,375	85,314

OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	3.250	8/22/2022	300,000,000	7,935,000	4,899,900

OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	2.500	11/3/2020	256,000,000	3,110,400	2,195,354

Total								9,494,298

(j)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	38,506,258	1,140,730,228	(1,105,186,290)	74,050,196	42,759	74,050,196

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,691,437,828	—	1,691,437,828

Residential Mortgage-Backed Securities — Non-Agency	—	228,707,077	48,955,928	277,663,005

Commercial Mortgage-Backed Securities — Agency	—	90,430,008	—	90,430,008

Commercial Mortgage-Backed Securities — Non-Agency	—	93,225,992	779,164	94,005,156

Asset-Backed Securities — Agency	—	43,085	—	43,085

Asset-Backed Securities — Non-Agency	—	79,242,181	13,011,278	92,253,459

Total Bonds	—	2,183,086,171	62,746,370	2,245,832,541

Other

Options Purchased Puts	—	9,494,298	—	9,494,298

Total Other	—	9,494,298	—	9,494,298

Mutual Funds

Money Market Funds	74,050,196	—	—	74,050,196

Total Mutual Funds	74,050,196	—	—	74,050,196

Investments in Securities	74,050,196	2,192,580,469	62,746,370	2,329,377,035

Derivatives

Assets

Futures Contracts	880,111	—	—	880,111

Total	74,930,307	2,192,580,469	62,746,370	2,330,257,146

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)

Balance as of December 31, 2013	2,977,635	45,714,288	2,451,520	32,270,203	83,413,646

Accrued discounts/premiums	—	(34,565)	—	22,212	(12,353)

Realized gain (loss)	—	671,502	—	476,054	1,147,556

Change in unrealized appreciation (depreciation)(a)	—	(365,882)	—	(7,790)	(373,672)

Sales	—	(22,161,650)	(1,672,356)	(31,305,229)	(55,139,235)

Purchases	—	31,902,000	—	11,555,828	43,457,828

Transfers out of Level 3	(2,977,635)	(6,769,765)	—	—	(9,747,400)

Balance as of December 31, 2014	—	48,955,928	779,164	13,011,278	62,746,370

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $(85,596), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(68,341) and Asset-Backed Securities — Non-Agency of $(17,255).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,236,509,041)	$2,245,832,541

Affiliated issuers (identified cost $74,050,196)	74,050,196

Options purchased (identified cost $18,285,275)	9,494,298

Total investments (identified cost $2,328,844,512)	2,329,377,035

Receivable for:

Investments sold	898

Capital shares sold	60,703

Dividends	5,478

Interest	7,591,082

Variation margin	394,031

Prepaid expenses	5,703

Trustees’ deferred compensation plan	20,899

Total assets	2,337,455,829

Liabilities

Disbursements in excess of cash	15,252

Payable for:

Investments purchased on a delayed delivery basis	478,595,814

Capital shares purchased	2,989,634

Variation margin	1,031

Investment management fees	602,211

Distribution and/or service fees	25,749

Transfer agent fees	101,016

Administration fees	107,798

Compensation of board members	65,776

Other expenses	83,830

Trustees’ deferred compensation plan	20,899

Total liabilities	482,609,010

Net assets applicable to outstanding capital stock	$1,854,846,819

Represented by

Paid-in capital	$1,814,571,293

Undistributed net investment income	45,868,506

Accumulated net realized loss	(7,005,614)

Unrealized appreciation (depreciation) on:

Investments	9,323,500

Futures contracts	880,111

Options purchased	(8,790,977)

Total — representing net assets applicable to outstanding capital stock	$1,854,846,819

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1

Net assets	$1,652,305,518

Shares outstanding	155,628,714

Net asset value per share	$10.62

Class 2

Net assets	$25,273,182

Shares outstanding	2,386,138

Net asset value per share	$10.59

Class 3

Net assets	$177,268,119

Shares outstanding	16,697,138

Net asset value per share	$10.62

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — affiliated issuers	$42,759

Interest	56,413,025

Total income	56,455,784

Expenses:

Investment management fees	6,799,244

Distribution and/or service fees

Class 2	63,257

Class 3	237,393

Transfer agent fees

Class 1	1,011,569

Class 2	15,181

Class 3	113,945

Administration fees	1,215,702

Compensation of board members	38,138

Custodian fees	40,591

Printing and postage fees	54,863

Professional fees	48,615

Other	26,316

Total expenses	9,664,814

Net investment income	46,790,970

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	31,592,575

Futures contracts	3,249,161

Options purchased	(8,539,461)

Options contracts written	(873,141)

Net realized gain	25,429,134

Net change in unrealized appreciation (depreciation) on:

Investments	48,426,058

Futures contracts	2,476,772

Options purchased	(14,143,669)

Net change in unrealized appreciation	36,759,161

Net realized and unrealized gain	62,188,295

Net increase in net assets resulting from operations	$108,979,265

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$46,790,970	$35,356,196

Net realized gain (loss)	25,429,134	(20,803,254)

Net change in unrealized appreciation (depreciation)	36,759,161	(47,082,135)

Net increase (decrease) in net assets resulting from operations	108,979,265	(32,529,193)

Distributions to shareholders

Net investment income

Class 1	(31,813,638)	(11,701,971)

Class 2	(416,916)	(147,448)

Class 3	(3,341,455)	(1,591,852)

Total distributions to shareholders	(35,572,009)	(13,441,271)

Increase (decrease) in net assets from capital stock activity	(182,959,388)	430,178,956

Total increase (decrease) in net assets	(109,552,132)	384,208,492

Net assets at beginning of year	1,964,398,951	1,580,190,459

Net assets at end of year	$1,854,846,819	$1,964,398,951

Undistributed net investment income	$45,868,506	$33,910,857

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	17,155,199	179,184,642	60,510,461	625,414,186

Distributions reinvested	3,070,814	31,813,638	1,147,252	11,701,972

Redemptions	(34,024,899)	(355,149,492)	(10,785,885)	(111,120,673)

Net increase (decrease)	(13,798,886)	(144,151,212)	50,871,828	525,995,485

Class 2 shares

Subscriptions	283,273	2,958,874	482,404	4,978,232

Distributions reinvested	40,282	416,916	14,470	147,448

Redemptions	(496,290)	(5,165,198)	(1,033,683)	(10,641,261)

Net decrease	(172,735)	(1,789,408)	(536,809)	(5,515,581)

Class 3 shares

Subscriptions	416,297	4,363,870	252,040	2,614,593

Distributions reinvested	322,223	3,341,455	155,911	1,591,851

Redemptions	(4,289,218)	(44,724,093)	(9,155,052)	(94,507,392)

Net decrease	(3,550,698)	(37,018,768)	(8,747,101)	(90,300,948)

Total net increase (decrease)	(17,522,319)	(182,959,388)	41,587,918	430,178,956

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.22		$10.49		$10.43		$10.38		$10.30

Income from investment operations:

Net investment income	0.26		0.20		0.10		0.10		0.07

Net realized and unrealized gain (loss)	0.34		(0.39)		0.08		0.06		0.12

Total from investment operations	0.60		(0.19)		0.18		0.16		0.19

Less distributions to shareholders:

Net investment income	(0.20)		(0.08)		(0.12)		(0.11)		(0.11)

Total distributions to shareholders	(0.20)		(0.08)		(0.12)		(0.11)		(0.11)

Net asset value, end of period	$10.62		$10.22		$10.49		$10.43		$10.38

Total return	5.92%		(1.83%)		1.69%		1.51%		1.83%

Ratios to average net assets(b)

Total gross expenses	0.49%		0.49%		0.50%		0.55%		0.63	%(c)

Total net expenses(d)	0.49%		0.49%		0.50%		0.55%		0.63	%(c)

Net investment income	2.48%		1.94%		0.92%		1.01%		1.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,652,306		$1,731,407		$1,243,687		$854,906		$733,781

Portfolio turnover	300	%(e)	433	%(e)	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 56%, 176%, 109%, 66% and 203% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$10.20		$10.46		$10.39		$10.36		$10.30

Income from investment operations:

Net investment income	0.23		0.16		0.07		0.08		0.05

Net realized and unrealized gain (loss)	0.33		(0.37)		0.08		0.04		0.11

Total from investment operations	0.56		(0.21)		0.15		0.12		0.16

Less distributions to shareholders:

Net investment income	(0.17)		(0.05)		(0.08)		(0.09)		(0.10)

Total distributions to shareholders	(0.17)		(0.05)		(0.08)		(0.09)		(0.10)

Net asset value, end of period	$10.59		$10.20		$10.46		$10.39		$10.36

Total return	5.57%		(1.99%)		1.47%		1.21%		1.59%

Ratios to average net assets(b)

Total gross expenses	0.74%		0.74%		0.75%		0.76%		0.89	%(c)

Total net expenses(d)	0.74%		0.74%		0.75%		0.76%		0.89	%(c)

Net investment income	2.23%		1.59%		0.65%		0.81%		0.75	%(c)

Supplemental data

Net assets, end of period (in thousands)	$25,273		$26,089		$32,395		$33,867		$1,985

Portfolio turnover	300	%(e)	433	%(e)	238	%(e)	92	%(e)	323	%(e)

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 56%, 176%, 109%, 66% and 203% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.22		$10.49		$10.42		$10.37		$10.17

Income from investment operations:

Net investment income	0.25		0.18		0.08		0.09		0.12

Net realized and unrealized gain (loss)	0.34		(0.39)		0.09		0.05		0.18

Total from investment operations	0.59		(0.21)		0.17		0.14		0.30

Less distributions to shareholders:

Net investment income	(0.19)		(0.06)		(0.10)		(0.09)		(0.10)

Total distributions to shareholders	(0.19)		(0.06)		(0.10)		(0.09)		(0.10)

Net asset value, end of period	$10.62		$10.22		$10.49		$10.42		$10.37

Total return	5.78%		(1.96%)		1.62%		1.38%		3.00%

Ratios to average net assets(a)

Total gross expenses	0.62%		0.62%		0.63%		0.68%		0.76%

Total net expenses(b)	0.62%		0.62%		0.63%		0.68%		0.76%

Net investment income	2.35%		1.69%		0.78%		0.87%		1.15%

Supplemental data

Net assets, end of period (in thousands)	$177,268		$206,903		$304,109		$344,031		$417,768

Portfolio turnover	300	%(c)	433	%(c)	238	%(c)	92	%(c)	323	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 56%, 176%, 109%, 66% and 203% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014	25

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master

Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

26	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended December 31, 2014 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2013	—	—	—	—
Opened	799,000,000	3,573,356	1,577,700,000	3,128,641
Closed	(287,250,000)	(2,539,950)	—	—
Expired	(511,750,000)	(1,033,406)	(1,577,700,000)	(3,128,641)
Exercised	—	—	—	—

Balance at December 31, 2014	—	—	—	—

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap

Annual Report 2014	27

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates, to hedge the fair value of other Fund investments and to manage exposure to volatility. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Options Purchased Puts	9,494,298	—	9,494,298	—	4,594,398	4,899,900	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	880,111	*
Interest rate risk	Investments, at value — Options purchased	9,494,298
Total		10,374,409

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

28	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate risk	3,249,161	(9,412,602)	(6,163,441)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate risk	2,476,772	(14,143,669)	(11,666,897)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	345,606,551
Futures contracts — Short	163,562,360

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	10,739,124
Options contracts — Written	(1,756,409)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014	29

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

30	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $4,147.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.640%	0.620%	0.600%
Class 2	0.890	0.870	0.850
Class 3	0.765	0.745	0.725

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$738,688
Accumulated net realized loss	(738,687)
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2014	31

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014 ($)	Year Ended December 31, 2013 ($)
Ordinary income	35,572,009	13,441,271

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$49,826,163
Net unrealized depreciation	(9,467,306)

At December 31, 2014, the cost of investments for federal income tax purposes was $2,338,844,341 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$17,723,223
Unrealized depreciation	(27,190,529)
Net unrealized depreciation	(9,467,306)

For the year ended December 31, 2014, $23,721,659 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $6,903,694,754 and $7,006,581,785, respectively, for the year ended December 31, 2014, of which $6,425,161,853 and $6,371,070,219, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 98.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest

32	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

December 31, 2014

rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc.

(Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	33

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — U.S. Government Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Government Mortgage Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

34	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014	35

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

36	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014	37

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio – U.S. Government Mortgage Fund

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40	Annual Report 2014

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	41

Columbia Variable Portfolio – U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6489 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Large Cap Growth Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Large Cap Growth Fund (the Fund) Class 3 shares returned 14.04% for the 12-month period that ended December 31, 2014.

>	The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05% for the same time period.

>	Stock selection in the technology and consumer discretionary sectors generally accounted for the Fund’s performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	14.18	15.26	6.79
Class 2*	05/03/10	13.92	14.98	6.58
Class 3	09/15/99	14.04	15.14	6.74
Russell 1000 Growth Index		13.05	15.81	8.49

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Large Cap Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA*

*	Effective February 11, 2015, Ms. Barros was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	5.7
Comcast Corp., Class A	2.9
Lowe’s Companies, Inc.	2.7
Visa, Inc., Class A	2.5
Electronic Arts, Inc.	2.4
Celgene Corp.	2.3
Honeywell International, Inc.	2.2
Facebook, Inc., Class A	2.2
VF Corp.	2.1
Google, Inc., Class C	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.2
Consumer Discretionary	16.6
Consumer Staples	8.0
Energy	4.5
Financials	6.2
Health Care	18.1
Industrials	12.2
Information Technology	29.5
Materials	2.2
Telecommunication Services	0.9
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2014, approximately 76% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 14.04%. The Fund outperformed its benchmark, Russell 1000 Growth Index, which returned 13.05% over the same period. Stock selection in the technology and consumer discretionary sectors aided performance relative to the benchmark, while stock selection in health care detracted from relative results.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector’s recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed’s next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

Technology and Consumer Stocks Aided Results

The information technology sector was a clear beneficiary of a stronger economy and higher business spending. The Fund benefited from key stock picks in this favorable environment. Overweights in Avago Technologies and KLA Tencor and

4	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

an out-of-benchmark position in NXP Semiconductors made solid contributions to the Fund’s relative results. Strong handset demand and increased content within Apple products boosted Avago and NXP shares. Electronic Arts and Red Hat also provided strong gains for the period. Electronic Arts, which develops, markets, publishes and distributes video games, benefited from strong revenue and earnings growth. The company has been more disciplined in controlling costs, leading to higher and more sustainable margins. Red Hat, a leading enterprise infrastructure software company, benefited from a very strong fourth quarter in revenues and billings.

In the consumer discretionary sector, overweights relative to the benchmark in Hanesbrands and V.F. Corporation drove gains. Hanesbrands has elevated basic cotton underwear by adding technology and functionality, which has resulted in higher selling prices, revenues and earnings. V.F., the owner of North Face, Timberland and other consumer brands, was a consistently solid performer in a tough year for many brands. We also did well to avoid exposure to Coach and Michael Kors in the textile, apparel and luxury goods category as both stocks lost significant ground.

Health Care and Industrials Hampered Relative Results

In the health care sector, the Fund had some significant winners, including Gilead Sciences, Vertex Pharmaceuticals and Cubist, which made substantial contributions to the Fund’s gains. The Fund had overweight exposures to all three of these biotechnology names relative to the benchmark. The impact of these results, however, was more than offset by the Fund’s lack of exposure to Amgen and Allergan, both of which had very strong years. The Fund also lost ground on Biogen, a global biotechnology company that specializes in therapies for the treatment of neurodegenerative, hematologic and autoimmune diseases. Biogen shares were solid performers for the year, but it was not fully represented in the Fund during the entire period.

Looking Ahead

Six years of solid performance from the U.S. stock market has elevated valuations on many stocks, which leads us to be somewhat muted in our current expectations for the period ahead. We believe that earnings growth may be harder to come by, and the Fed is poised to raise short-term borrowing rates, which could make the equity markets more choppy. However, we see the current environment as relatively favorable for large cap growth companies, which have been growing faster than the market average. At this time, we plan to stick with our strategy going forward, seeking high quality, large-cap growth companies that we believe have solid market shares, strong global franchises, successful research and development operations and promising new product capabilities. We believe our research and investment process is well suited to identify those companies that have the greatest potential to outperform in an environment that is less accommodative to stocks, in general, and possibly more volatile in the face of higher interest rates.

Annual Report 2014	5

Columbia Variable Portfolio – Large Cap Growth Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,075.40	1,021.22	4.13	4.02	0.79
Class 2	1,000.00	1,000.00	1,074.40	1,019.96	5.44	5.30	1.04
Class 3	1,000.00	1,000.00	1,074.80	1,020.62	4.76	4.63	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%
Issuer	Shares	Value ($)
Consumer Discretionary 16.6%
Auto Components 0.7%

Delphi Automotive PLC	126,030	9,164,902

Hotels, Restaurants & Leisure 1.7%

Starwood Hotels & Resorts Worldwide, Inc.	266,880	21,635,962

Internet & Catalog Retail 3.1%

Amazon.com, Inc.(a)	72,881	22,618,618

Priceline Group, Inc. (The)(a)	13,942	15,896,808

Total		38,515,426

Media 4.4%

Comcast Corp., Class A	624,260	36,213,322

DISH Network Corp., Class A(a)	263,829	19,230,496

Total		55,443,818

Multiline Retail 0.8%

Hudson’s Bay Co.	454,679	9,611,737

Specialty Retail 2.7%

Lowe’s Companies, Inc.	479,943	33,020,078

Textiles, Apparel & Luxury Goods 3.2%

Hanesbrands, Inc.	131,763	14,707,386

VF Corp.	344,192	25,779,981

Total		40,487,367

Total Consumer Discretionary		207,879,290

Consumer Staples 8.1%
Beverages 2.2%

Anheuser-Busch InBev NV, ADR	55,053	6,183,553

Coca-Cola Enterprises, Inc.	267,477	11,827,833

Dr. Pepper Snapple Group, Inc.	129,153	9,257,687

Total		27,269,073

Food & Staples Retailing 3.4%

CVS Health Corp.	210,075	20,232,323

Kroger Co. (The)	332,614	21,357,145

Total		41,589,468

Food Products 2.5%

Mead Johnson Nutrition Co.	240,630	24,192,940

WhiteWave Foods Co. (The), Class A(a)	210,897	7,379,286

Total		31,572,226

Total Consumer Staples		100,430,767

Energy 4.5%
Energy Equipment & Services 1.5%

Schlumberger Ltd.	225,793	19,284,980

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.0%

Anadarko Petroleum Corp.	205,030	16,914,975

EOG Resources, Inc.	96,525	8,887,057

Kinder Morgan, Inc.	270,343	11,438,214

Total		37,240,246

Total Energy		56,525,226

Financials 6.2%
Banks 1.4%

Fifth Third Bancorp	344,742	7,024,118

Wells Fargo & Co.	194,658	10,671,152

Total		17,695,270

Capital Markets 3.7%

BlackRock, Inc.	27,986	10,006,674

Goldman Sachs Group, Inc. (The)	51,400	9,962,862

Invesco Ltd.	386,970	15,293,054

TD Ameritrade Holding Corp.	281,660	10,077,795

Total		45,340,385

Real Estate Investment Trusts (REITs) 1.1%

Simon Property Group, Inc.	75,270	13,707,420

Total Financials		76,743,075

Health Care 18.1%
Biotechnology 8.8%

Alkermes PLC(a)	115,780	6,780,077

Biogen Idec, Inc.(a)	48,910	16,602,499

BioMarin Pharmaceutical, Inc.(a)	69,740	6,304,496

Bluebird Bio, Inc.(a)	41,580	3,813,718

Celgene Corp.(a)	252,770	28,274,852

Clovis Oncology, Inc.(a)	94,450	5,289,200

Incyte Corp.(a)	112,600	8,232,186

Juno Therapeutics, Inc.(a)	112,610	5,880,494

Pharmacyclics, Inc.(a)	56,687	6,930,553

Receptos, Inc.(a)	34,760	4,258,448

Regulus Therapeutics, Inc.(a)	139,930	2,244,477

Vertex Pharmaceuticals, Inc.(a)	131,065	15,570,522

Total		110,181,522

Health Care Equipment & Supplies 4.2%

Covidien PLC	231,684	23,696,640

St. Jude Medical, Inc.	168,410	10,951,702

Zimmer Holdings, Inc.	158,805	18,011,663

Total		52,660,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.3%

Express Scripts Holding Co.(a)	214,510	18,162,561

McKesson Corp.	109,786	22,789,378

Total		40,951,939

Pharmaceuticals 1.8%

Actavis PLC(a)	88,615	22,810,387

Total Health Care		226,603,853

Industrials 12.2%
Aerospace & Defense 4.0%

Honeywell International, Inc.	276,717	27,649,563

Raytheon Co.	212,037	22,936,042

Total		50,585,605

Airlines 1.3%

American Airlines Group, Inc.	303,079	16,254,127

Commercial Services & Supplies 0.9%

Tyco International PLC	265,237	11,633,295

Electrical Equipment 0.9%

Rockwell Automation, Inc.	99,096	11,019,475

Machinery 4.4%

Ingersoll-Rand PLC	301,420	19,107,014

Pall Corp.	194,489	19,684,231

Snap-On, Inc.	118,235	16,167,454

Total		54,958,699

Road & Rail 0.7%

Kansas City Southern	69,141	8,437,276

Total Industrials		152,888,477

Information Technology 29.6%
Communications Equipment 1.0%

Palo Alto Networks, Inc.(a)	102,430	12,554,845

Internet Software & Services 7.0%

Facebook, Inc., Class A(a)	341,248	26,624,169

Google, Inc., Class A(a)	45,948	24,382,766

Google, Inc., Class C(a)	46,688	24,576,563

LinkedIn Corp., Class A(a)	53,800	12,358,398

Total		87,941,896

IT Services 2.4%

Visa, Inc., Class A	116,030	30,423,066

Semiconductors & Semiconductor Equipment 4.3%

Avago Technologies Ltd.	170,180	17,118,406

Broadcom Corp., Class A	341,490	14,796,762

KLA-Tencor Corp.	109,940	7,730,981

NXP Semiconductors NV(a)	179,336	13,701,270

Total		53,347,419

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 9.3%

Electronic Arts, Inc.(a)	617,440	29,028,942

Microsoft Corp.	388,546	18,047,962

Red Hat, Inc.(a)	334,590	23,133,553

salesforce.com, Inc.(a)	359,663	21,331,612

ServiceNow, Inc.(a)	170,635	11,577,585

VMware, Inc., Class A(a)	149,295	12,319,823

Total		115,439,477

Technology Hardware, Storage & Peripherals 5.6%

Apple, Inc.	629,405	69,473,724

Total Information Technology		369,180,427

Materials 2.2%
Chemicals 2.2%

Eastman Chemical Co.	147,080	11,157,489

Monsanto Co.	139,960	16,721,021

Total		27,878,510

Total Materials		27,878,510

Telecommunication Services 0.9%
Diversified Telecommunication Services 0.9%

Verizon Communications, Inc.	234,733	10,980,810

Total Telecommunication Services		10,980,810

Total Common Stocks
(Cost: $1,030,381,756)		1,229,110,435

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	22,772,953	22,772,953

Total Money Market Funds
(Cost: $22,772,953)		22,772,953

Total Investments
(Cost: $1,053,154,709)		1,251,883,388

Other Assets & Liabilities, Net		(2,381,901)

Net Assets		1,249,501,487

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,842,394	433,644,482	(419,713,923)	22,772,953	15,154	22,772,953

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	207,879,290	—	—	207,879,290

Consumer Staples	100,430,767	—	—	100,430,767

Energy	56,525,226	—	—	56,525,226

Financials	76,743,075	—	—	76,743,075

Health Care	226,603,853	—	—	226,603,853

Industrials	152,888,477	—	—	152,888,477

Information Technology	369,180,427	—	—	369,180,427

Materials	27,878,510	—	—	27,878,510

Telecommunication Services	10,980,810	—	—	10,980,810

Total Equity Securities	1,229,110,435	—	—	1,229,110,435

Mutual Funds

Money Market Funds	22,772,953	—	—	22,772,953

Total Mutual Funds	22,772,953	—	—	22,772,953

Total	1,251,883,388	—	—	1,251,883,388

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,030,381,756)	$1,229,110,435

Affiliated issuers (identified cost $22,772,953)	22,772,953

Total investments (identified cost $1,053,154,709)	1,251,883,388

Cash	184

Receivable for:

Capital shares sold	37,519

Dividends	545,598

Reclaims	33,422

Expense reimbursement due from Investment Manager	20,453

Prepaid expenses	4,506

Trustees’ deferred compensation plan	22,952

Total assets	1,252,548,022

Liabilities

Payable for:

Capital shares purchased	1,998,570

Investment management fees	758,428

Distribution and/or service fees	29,762

Transfer agent fees	67,489

Administration fees	63,022

Compensation of board members	35,120

Other expenses	71,192

Trustees’ deferred compensation plan	22,952

Total liabilities	3,046,535

Net assets applicable to outstanding capital stock	$1,249,501,487

Represented by

Trust capital	$1,249,501,487

Total — representing net assets applicable to outstanding capital stock	$1,249,501,487

Class 1

Net assets	$1,003,538,779

Shares outstanding	84,757,299

Net asset value per share	$11.84

Class 2

Net assets	$18,782,518

Shares outstanding	1,605,483

Net asset value per share	$11.70

Class 3

Net assets	$227,180,190

Shares outstanding	19,281,735

Net asset value per share	$11.78

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$18,090,458

Dividends — affiliated issuers	15,154

Foreign taxes withheld	(255,150)

Total income	17,850,462

Expenses:

Investment management fees	8,699,644

Distribution and/or service fees

Class 2	39,787

Class 3	275,876

Transfer agent fees

Class 1	634,596

Class 2	9,549

Class 3	132,416

Administration fees	722,136

Compensation of board members	28,385

Custodian fees	20,240

Printing and postage fees	63,984

Professional fees	41,834

Other	28,943

Total expenses	10,697,390

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(153,232)

Total net expenses	10,544,158

Net investment income	7,306,304

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	205,114,596

Foreign currency translations	9,715

Net realized gain	205,124,311

Net change in unrealized appreciation (depreciation) on:

Investments	(45,470,210)

Foreign currency translations	17

Net change in unrealized depreciation	(45,470,193)

Net realized and unrealized gain	159,654,118

Net increase in net assets resulting from operations	$166,960,422

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$7,306,304	$5,641,556

Net realized gain	205,124,311	58,594,935

Net change in unrealized appreciation (depreciation)	(45,470,193)	209,964,155

Net increase in net assets resulting from operations	166,960,422	274,200,646

Increase (decrease) in net assets from capital stock activity	(322,885,856)	880,103,735

Total increase (decrease) in net assets	(155,925,434)	1,154,304,381

Net assets at beginning of year	1,405,426,921	251,122,540

Net assets at end of year	$1,249,501,487	$1,405,426,921

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	10,609,005	113,377,442	113,701,326	973,275,531

Redemptions	(38,309,309)	(411,956,230)	(7,094,766)	(69,093,971)

Net increase (decrease)	(27,700,304)	(298,578,788)	106,606,560	904,181,560

Class 2 shares

Subscriptions	434,555	4,648,251	448,005	4,063,295

Redemptions	(210,891)	(2,264,767)	(299,904)	(2,642,119)

Net increase	223,664	2,383,484	148,101	1,421,176

Class 3 shares

Subscriptions	155,807	1,703,556	261,183	2,327,911

Redemptions	(2,640,638)	(28,394,108)	(3,062,470)	(27,826,912)

Net decrease	(2,484,831)	(26,690,552)	(2,801,287)	(25,499,001)

Total net increase (decrease)	(29,961,471)	(322,885,856)	103,953,374	880,103,735

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.37	$7.95	$6.61	$6.82	$6.34

Income from investment operations:

Net investment income	0.06	0.05	0.05	0.03	0.02

Net realized and unrealized gain (loss)	1.41	2.37	1.29	(0.24)	0.46

Total from investment operations	1.47	2.42	1.34	(0.21)	0.48

Net asset value, end of period	$11.84	$10.37	$7.95	$6.61	$6.82

Total return	14.18%	30.44%	20.27%	(3.08%)	7.57%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.81%	0.88%	0.89%	0.83	%(c)

Total net expenses(d)	0.79%	0.79%	0.78%	0.77%	0.83	%(c)

Net investment income	0.59%	0.55%	0.64%	0.51%	0.60	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,003,539	$1,166,312	$46,512	$44,092	$5

Portfolio turnover	71%	93%	102%	104%	152%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.27	$7.90	$6.58	$6.81	$6.34

Income from investment operations:

Net investment income	0.04	0.03	0.03	0.02	0.02

Net realized and unrealized gain (loss)	1.39	2.34	1.29	(0.25)	0.45

Total from investment operations	1.43	2.37	1.32	(0.23)	0.47

Net asset value, end of period	$11.70	$10.27	$7.90	$6.58	$6.81

Total return	13.92%	30.00%	20.06%	(3.38%)	7.41%

Ratios to average net assets(b)

Total gross expenses	1.05%	1.06%	1.13%	1.15%	1.09	%(c)

Total net expenses(d)	1.04%	1.04%	1.03%	1.02%	1.09	%(c)

Net investment income	0.36%	0.28%	0.43%	0.26%	0.50	%(c)

Supplemental data

Net assets, end of period (in thousands)	$18,783	$14,196	$9,741	$7,907	$320

Portfolio turnover	71%	93%	102%	104%	152%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$10.33	$7.93	$6.60	$6.82	$5.82

Income from investment operations:

Net investment income	0.05	0.04	0.04	0.01	0.02

Net realized and unrealized gain (loss)	1.40	2.36	1.29	(0.23)	0.98

Total from investment operations	1.45	2.40	1.33	(0.22)	1.00

Less distributions to shareholders:

Net asset value, end of period	$11.78	$10.33	$7.93	$6.60	$6.82

Total return	14.04%	30.26%	20.15%	(3.23%)	17.16%

Ratios to average net assets(a)

Total gross expenses	0.93%	0.94%	1.00%	0.99%	0.93%

Total net expenses(b)	0.91%	0.92%	0.91%	0.92%	0.93%

Net investment income	0.47%	0.40%	0.52%	0.21%	0.34%

Supplemental data

Net assets, end of period (in thousands)	$227,180	$224,919	$194,870	$188,852	$233,165

Portfolio turnover	71%	93%	102%	104%	152%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

18	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2014	19

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.67% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $3,210.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft

20	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.790%	0.790%
Class 2	1.040	1.040
Class 3	0.915	0.915

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $910,076,851 and $1,238,596,451, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 95.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A.

(JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Significant Risks

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and

Annual Report 2014	21

Columbia Variable Portfolio – Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

Annual Report 2014	23

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

24	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	25

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014	27

Columbia Variable Portfolio – Large Cap Growth Fund

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28	Annual Report 2014

Columbia Variable Portfolio – Large Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	29

Columbia Variable Portfolio – Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6464 E (2/15)

Annual Report December 31, 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Performance Overview

Performance Summary

>	Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (the Fund) Class 3 shares returned 12.17% for the 12-month period ended December 31, 2014.

>	The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 14.75% during the same period.

>

Sector allocations — including an overweight in energy-related stocks and an underweight in certain utilities and real estate investment trusts — contributed to the Fund’s shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	12.36	15.59	9.49
Class 2*	05/03/10	12.09	15.34	9.31
Class 3	05/02/05	12.17	15.45	9.43
Russell Midcap Value Index		14.75	17.43	9.91

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 2, 2005 — December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Value Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014	3

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance

Portfolio Management

David Hoffman

Diane Sobin, CFA

Jonas Patrikson, CFA

Top Ten Holdings (%) (at December 31, 2014)
Host Hotels & Resorts, Inc.	2.0
Hartford Financial Services Group, Inc. (The)	2.0
Fifth Third Bancorp	2.0
SL Green Realty Corp.	1.9
Portland General Electric Co.	1.9
Lincoln National Corp.	1.8
AES Corp. (The)	1.8
Edison International	1.8
D.R. Horton, Inc.	1.7
Raymond James Financial, Inc.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.7
Consumer Discretionary	13.2
Consumer Staples	1.9
Energy	7.2
Financials	32.7
Health Care	6.6
Industrials	9.7
Information Technology	10.3
Materials	5.2
Telecommunication Services	0.4
Utilities	11.5
Money Market Funds	1.3
Options Purchased Puts	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

At December 31, 2014, approximately 71% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund’s Class 3 shares returned 12.17%. The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 14.75% for the same time period. The Fund’s underweight in sectors benefitting from lower interest rates, such as utilities and real estate investment trusts (REITs), hurt relative results as did its overweight in the energy-related stocks, particularly equipment and service companies.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation’s industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector’s recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. As a consequence, the yield on 10-year Treasuries dropped from over 3.03% at the end of 2013 to 2.18% at the end of 2014.

Disappointments in Financials and Energy-Related Stocks

The financials and utilities sectors were the largest detractors from performance overall. The Fund had less exposure than the benchmark to REITs, which detracted from relative results. Allocations to and stock selection within the banking industry also hampered relative returns. Within utilities, oil and natural gas service company Weatherford International and Jacobs Engineering Group, an international engineering, architecture, and construction firm, were significant disappointments. Weatherford is restructuring its portfolio to focus on higher margin businesses while reducing its debt load. As a result, we maintained the position. However, we eliminated Jacobs Engineering from the portfolio late in the period, along with several similar holdings, as we grew cautious on companies indirectly exposed to energy.

4	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Manager Discussion of Fund Performance (continued)

Technology and Consumer Stocks Aided Relative Results

Stock selection in the information technology and consumer discretionary sectors aided relative results. Both sectors benefitted from an improving U.S. economy and growing demand in key global markets. Individual standout performers across the Fund included semiconductor maker Skyworks Solutions, interactive software provider Electronic Arts, airline United Continental Holdings and Royal Caribbean Cruises. United Continental and Royal Caribbean benefited from falling oil prices. Royal Caribbean received an extra boost as it was added as a component to the S&P 500 Index. Skyworks continued to benefit from its exposure to the smartphone market and increased dollar content per phone, including the iPhone 6 rollout. Electronic Arts rose sharply toward the end of the period as the company benefited from a price cut in Microsoft’s Xbox One, which generated higher sales of additional consoles but more important, greater demand for games sold by Electronic Arts.

Thoughts on Energy

Long cycles and the secular forces that affect them do not play out in a straight line. That was clear in the performance of the Fund’s energy positions in 2014. Nevertheless, we have maintained an overweight position relative to the benchmark in the energy sector, based largely on the thesis that North American energy companies have significantly higher earnings potential due to the long-term impact of unlocking shale plays for both oil and natural gas. In the fourth quarter, the decline in global oil prices tested that thesis, as the price of West Texas Intermediate crude oil was down more than 40%, largely due to a market share war between OPEC and North American producers. The stakes are high in this global game: for North American producers and service companies, the consequences of lower-for-longer oil prices is likely to be reduced returns from exploration and production, a significant cut to capital spending and lower profitability overall. For the OPEC member states, lower oil prices mean lower revenues to fill state coffers that prop up social programs in their home countries. For the Fund, the overweight position in energy stocks drove most of the Fund’s underperformance for the fourth quarter and caused it to lag the benchmark for the year. Yet, we currently maintain our long positions in the sector because we see the decline in energy prices as a temporary, short-cycled shift in a long-cycled phenomenon. We fully anticipate the resurgence of North American energy production to continue to play out for years, if not decades, although we may tactically shift positions within the portfolio to respond to short-term market moves. We have seen these disruptions to secularly driven, long cycles in other areas of the market and have maintained, and even increased, our allocations to them when the opportunities arose.

Looking Ahead

Though we are currently cautious on growth outside the United States, we see no signs at this time that global demand for goods and services will move into a recessionary pattern in the short term. With demand holding steady to perhaps even improving slightly, we believe any supply response by OPEC or the North American producers will result in higher oil prices and a return to more normal profitability for the sector overall.

The decline in energy prices and stocks has a brighter flipside. Some of our travel holdings that benefit from lower gas prices have performed very well of late. Likewise, stocks of companies that use hydrocarbon based materials in their production rallied late in 2014 as investors bid them up in anticipation of improved earnings from lower input costs. We take a measured view of these moves, again because of our outlook for energy prices and our belief that we should not pay for cost reductions which in the long run will prove to be temporary.

In the final analysis, we maintain our conviction in the face of a market that clearly disagrees with us. That conviction is borne of our longstanding investment process and our belief in it.

Annual Report 2014	5

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,023.30	1,020.67	4.59	4.58	0.90
Class 2	1,000.00	1,000.00	1,022.40	1,019.41	5.86	5.85	1.15
Class 3	1,000.00	1,000.00	1,022.90	1,020.06	5.20	5.19	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)
Consumer Discretionary 13.2%
Auto Components 1.3%

TRW Automotive Holdings Corp.(a)	63,669	6,548,357

Automobiles 1.1%

Harley-Davidson, Inc.	90,475	5,963,207

Diversified Consumer Services 0.8%

Houghton Mifflin Harcourt Co.(a)	188,632	3,906,569

Hotels, Restaurants & Leisure 2.4%

Royal Caribbean Cruises Ltd.	63,785	5,257,798

Starwood Hotels & Resorts Worldwide, Inc.	87,000	7,053,090

Total		12,310,888

Household Durables 1.7%

D.R. Horton, Inc.	348,075	8,802,817

Media 2.6%

Cinemark Holdings, Inc.	92,275	3,283,144

DISH Network Corp., Class A(a)	71,125	5,184,301

Interpublic Group of Companies, Inc. (The)	240,684	4,999,007

Total		13,466,452

Specialty Retail 3.3%

Best Buy Co., Inc.(b)	158,375	6,173,457

Sally Beauty Holdings, Inc.(a)	177,700	5,462,498

Signet Jewelers Ltd.	40,000	5,262,800

Total		16,898,755

Total Consumer Discretionary		67,897,045

Consumer Staples 1.9%
Food Products 1.9%

Hershey Co. (The)	41,825	4,346,872

JM Smucker Co. (The)	53,532	5,405,661

Total		9,752,533

Total Consumer Staples		9,752,533

Energy 7.2%
Energy Equipment & Services 3.3%

Cameron International Corp.(a)	100,875	5,038,706

Oceaneering International, Inc.	49,075	2,886,101

Superior Energy Services, Inc.	189,675	3,821,951

Weatherford International PLC(a)	441,000	5,049,450

Total		16,796,208

Oil, Gas & Consumable Fuels 3.9%

Cabot Oil & Gas Corp.	150,250	4,448,903

Cimarex Energy Co.	66,750	7,075,500

EQT Corp.	45,146	3,417,552

Common Stocks (continued)
Issuer	Shares	Value ($)
Noble Energy, Inc.	41,588	1,972,519

ONEOK, Inc.	67,275	3,349,622

Total		20,264,096

Total Energy		37,060,304

Financials 32.5%
Banks 8.4%

City National Corp.	85,400	6,901,174

Cullen/Frost Bankers, Inc.	65,650	4,637,516

East West Bancorp, Inc.	198,375	7,679,096

Fifth Third Bancorp	485,610	9,894,304

M&T Bank Corp.	65,766	8,261,525

Zions Bancorporation	199,625	5,691,309

Total		43,064,924

Capital Markets 2.5%

Raymond James Financial, Inc.	149,125	8,543,371

TD Ameritrade Holding Corp.	121,650	4,352,637

Total		12,896,008

Consumer Finance 1.0%

Synchrony Financial(a)	175,700	5,227,075

Diversified Financial Services 0.9%

Voya Financial, Inc.	115,625	4,900,188

Insurance 8.1%

Aon PLC	76,300	7,235,529

Brown & Brown, Inc.	206,975	6,811,547

Genworth Financial, Inc., Class A(a)	289,350	2,459,475

Hartford Financial Services Group, Inc. (The)	238,252	9,932,726

Lincoln National Corp.	160,902	9,279,218

Principal Financial Group, Inc.	121,227	6,296,531

Total		42,015,026

Real Estate Investment Trusts (REITs) 10.1%

Extra Space Storage, Inc.	74,791	4,385,744

Host Hotels & Resorts, Inc.	420,725	10,000,633

Outfront Media, Inc.	156,201	4,192,451

Rayonier, Inc.	189,493	5,294,434

SL Green Realty Corp.	80,200	9,545,404

Taubman Centers, Inc.	87,075	6,654,272

UDR, Inc.	221,100	6,814,302

Weyerhaeuser Co.	146,562	5,260,110

Total		52,147,350

Real Estate Management & Development 1.5%

CBRE Group, Inc., Class A(a)	218,725	7,491,331

Total Financials		167,741,902

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 6.5%
Health Care Equipment & Supplies 3.1%

Teleflex, Inc.	65,586	7,530,585

Zimmer Holdings, Inc.	72,612	8,235,653

Total		15,766,238

Health Care Providers & Services 2.3%

Community Health Systems, Inc.(a)	73,412	3,958,375

LifePoint Hospitals, Inc.(a)	66,600	4,789,206

WellCare Health Plans, Inc.(a)	40,650	3,335,739

Total		12,083,320

Life Sciences Tools & Services 0.5%

PAREXEL International Corp.(a)	46,450	2,580,762

Pharmaceuticals 0.6%

Jazz Pharmaceuticals PLC(a)	19,850	3,250,040

Total Health Care		33,680,360

Industrials 9.7%
Aerospace & Defense 0.9%

Textron, Inc.	110,300	4,644,733

Airlines 1.3%

United Continental Holdings, Inc.(a)	99,738	6,671,475

Industrial Conglomerates 1.4%

Carlisle Companies, Inc.	80,050	7,223,712

Machinery 2.7%

Crane Co.	64,900	3,809,630

Dover Corp.	78,700	5,644,364

Navistar International Corp.(a)	138,525	4,637,817

Total		14,091,811

Road & Rail 1.0%

Ryder System, Inc.	54,625	5,071,931

Trading Companies & Distributors 2.4%

AerCap Holdings NV(a)	110,350	4,283,787

United Rentals, Inc.(a)	25,900	2,642,059

WESCO International, Inc.(a)	68,400	5,212,764

Total		12,138,610

Total Industrials		49,842,272

Information Technology 10.3%
Communications Equipment 0.9%

Aruba Networks, Inc.(a)	134,825	2,451,118

F5 Networks, Inc.(a)	18,350	2,394,033

Total		4,845,151

Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.5%

Avnet, Inc.	86,124	3,705,055

FLIR Systems, Inc.	115,775	3,740,690

Total		7,445,745

IT Services 1.2%

Xerox Corp.	451,317	6,255,254

Semiconductors & Semiconductor Equipment 3.6%

Broadcom Corp., Class A	154,975	6,715,067

KLA-Tencor Corp.	27,075	1,903,914

Lam Research Corp.	49,325	3,913,445

Micron Technology, Inc.(a)	62,925	2,203,004

Skyworks Solutions, Inc.	50,650	3,682,762

Total		18,418,192

Software 3.1%

Activision Blizzard, Inc.	125,225	2,523,284

Autodesk, Inc.(a)	64,128	3,851,527

Electronic Arts, Inc.(a)	146,125	6,870,067

PTC, Inc.(a)	71,775	2,630,554

Total		15,875,432

Total Information Technology		52,839,774

Materials 5.2%
Chemicals 1.1%

PPG Industries, Inc.	24,840	5,741,766

Containers & Packaging 2.7%

Packaging Corp. of America	72,475	5,656,674

Sealed Air Corp.	188,686	8,005,947

Total		13,662,621

Metals & Mining 1.4%

Steel Dynamics, Inc.	373,900	7,380,786

Total Materials		26,785,173

Telecommunication Services 0.3%
Wireless Telecommunication Services 0.3%

Telephone & Data Systems, Inc.	70,125	1,770,656

Total Telecommunication Services		1,770,656

Utilities 11.5%
Electric Utilities 6.5%

Edison International	137,000	8,970,760

Great Plains Energy, Inc.	237,725	6,753,767

Portland General Electric Co.	248,266	9,391,903

PPL Corp.	222,900	8,097,957

Total		33,214,387

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 1.0%

Questar Corp.	208,066	5,259,908

Independent Power and Renewable Electricity Producers 2.9%

AES Corp. (The)	655,075	9,020,383

NRG Energy, Inc.	223,775	6,030,736

Total		15,051,119

Multi-Utilities 1.1%

CMS Energy Corp.	162,850	5,659,038

Total Utilities		59,184,452

Total Common Stocks
(Cost: $423,169,037)		506,554,471

Options Purchased Puts —%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Best Buy Co., Inc.	1,583	35.00	01/17/15	106,061

Total Options Purchased Puts (Cost: $228,639)				106,061

Money Market Funds 1.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.115%(c)(d)	6,751,405	6,751,405

Total Money Market Funds
(Cost: $6,751,405)		6,751,405

Total Investments
(Cost: $430,149,081)		513,411,937

Other Assets & Liabilities, Net		1,964,723

Net Assets		515,376,660

Investments in Derivatives

Open Options Contracts Written at December 31, 2014

At December 31, 2014, securities totaling $6,170,534 were pledged as collateral to cover open options contracts written.

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
Best Buy Co., Inc.	Call	1,583	41.00	112,083	01/2015	189,169

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, has been pledged as collateral in connection with options contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,368,148	190,352,558	(192,969,301)	6,751,405	9,374	6,751,405

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	67,897,045	—	—	67,897,045

Consumer Staples	9,752,533	—	—	9,752,533

Energy	37,060,304	—	—	37,060,304

Financials	167,741,902	—	—	167,741,902

Health Care	33,680,360	—	—	33,680,360

Industrials	49,842,272	—	—	49,842,272

Information Technology	52,839,774	—	—	52,839,774

Materials	26,785,173	—	—	26,785,173

Telecommunication Services	1,770,656	—	—	1,770,656

Utilities	59,184,452	—	—	59,184,452

Total Equity Securities	506,554,471	—	—	506,554,471

Other

Options Purchased Puts	106,061	—	—	106,061

Total Other	106,061	—	—	106,061

Mutual Funds

Money Market Funds	6,751,405	—	—	6,751,405

Total Mutual Funds	6,751,405	—	—	6,751,405

Investments in Securities	513,411,937	—	—	513,411,937

Derivatives

Liabilities

Options Contracts Written	(189,169)	—	—	(189,169)

Total	513,222,768	—	—	513,222,768

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $423,169,037)	$506,554,471

Affiliated issuers (identified cost $6,751,405)	6,751,405

Options purchased (identified cost $228,639)	106,061

Total investments (identified cost $430,149,081)	513,411,937

Receivable for:

Investments sold	4,799,843

Capital shares sold	2,825

Dividends	650,757

Reclaims	1,694

Prepaid expenses	2,987

Trustees’ deferred compensation plan	13,785

Total assets	518,883,828

Liabilities

Option contracts written, at value (premiums received $112,083)	189,169

Disbursements in excess of cash	1,694

Payable for:

Investments purchased	953,552

Capital shares purchased	1,827,847

Investment management fees	357,042

Distribution and/or service fees	17,082

Transfer agent fees	28,254

Administration fees	28,160

Compensation of board members	40,470

Other expenses	50,113

Trustees’ deferred compensation plan	13,785

Total liabilities	3,507,168

Net assets applicable to outstanding capital stock	$515,376,660

Represented by

Trust capital	$515,376,660

Total — representing net assets applicable to outstanding capital stock	$515,376,660

Class 1

Net assets	$378,231,059

Shares outstanding	20,496,844

Net asset value per share	$18.45

Class 2

Net assets	$14,802,388

Shares outstanding	810,739

Net asset value per share	$18.26

Class 3

Net assets	$122,343,213

Shares outstanding	6,669,861

Net asset value per share	$18.34

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$8,959,323

Dividends — affiliated issuers	9,374

Foreign taxes withheld	(25,249)

Total income	8,943,448

Expenses:

Investment management fees	4,493,381

Distribution and/or service fees

Class 2	28,778

Class 3	151,461

Transfer agent fees

Class 1	278,574

Class 2	6,907

Class 3	72,699

Administration fees	353,329

Compensation of board members	19,929

Custodian fees	15,080

Printing and postage fees	44,107

Professional fees	28,636

Other	13,735

Total expenses	5,506,616

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(40,319)

Total net expenses	5,466,297

Net investment income	3,477,151

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	128,177,364

Net realized gain	128,177,364

Net change in unrealized appreciation (depreciation) on:

Investments	(60,730,255)

Options purchased	(122,578)

Options contracts written	(77,086)

Net change in unrealized depreciation	(60,929,919)

Net realized and unrealized gain	67,247,445

Net increase in net assets resulting from operations	$70,724,596

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations

Net investment income	$3,477,151	$5,371,303

Net realized gain	128,177,364	229,377,271

Net change in unrealized appreciation (depreciation)	(60,929,919)	28,967,293

Net increase in net assets resulting from operations	70,724,596	263,715,867

Decrease in net assets from capital stock activity	(220,393,081)	(533,591,402)

Total decrease in net assets	(149,668,485)	(269,875,535)

Net assets at beginning of year	665,045,145	934,920,680

Net assets at end of year	$515,376,660	$665,045,145

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	4,780,347	80,942,952	6,521,795	97,151,677

Redemptions	(16,918,131)	(294,185,574)	(44,401,936)	(629,626,354)

Net decrease	(12,137,784)	(213,242,622)	(37,880,141)	(532,474,677)

Class 2 shares

Subscriptions	348,498	6,062,639	387,633	5,527,929

Redemptions	(69,094)	(1,192,320)	(17,264)	(251,371)

Net increase	279,404	4,870,319	370,369	5,276,558

Class 3 shares

Subscriptions	144,651	2,571,351	266,458	3,891,242

Redemptions	(841,138)	(14,592,129)	(739,673)	(10,284,525)

Net decrease	(696,487)	(12,020,778)	(473,215)	(6,393,283)

Total net decrease	(12,554,867)	(220,393,081)	(37,982,987)	(533,591,402)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.42	$11.91		$10.04	$10.96	$9.92

Income from investment operations:

Net investment income	0.10	0.10		0.12	0.08	0.06

Net realized and unrealized gain (loss)	1.93	4.41		1.75	(1.00)	0.98

Total from investment operations	2.03	4.51		1.87	(0.92)	1.04

Net asset value, end of period	$18.45	$16.42		$11.91	$10.04	$10.96

Total return	12.36%	37.87%		18.63%	(8.39%)	10.48%

Ratios to average net assets(b)

Total gross expenses	0.89%	0.88	%(c)	0.88%	0.87%	0.85	%(d)

Total net expenses(e)	0.88%	0.87	%(c)	0.88%	0.87%	0.85	%(d)

Net investment income	0.60%	0.68%		1.08%	0.77%	0.94	%(d)

Supplemental data

Net assets, end of period (in thousands)	$378,231	$535,980		$839,959	$856,802	$720,087

Portfolio turnover	46%	58%		53%	59%	80%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.29	$11.84		$10.01	$10.95	$9.92

Income from investment operations:

Net investment income	0.09	0.07		0.10	0.06	0.07

Net realized and unrealized gain (loss)	1.88	4.38		1.73	(1.00)	0.96

Total from investment operations	1.97	4.45		1.83	(0.94)	1.03

Net asset value, end of period	$18.26	$16.29		$11.84	$10.01	$10.95

Total return	12.09%	37.58%		18.28%	(8.58%)	10.38%

Ratios to average net assets(b)

Total gross expenses	1.15%	1.14	%(c)	1.13%	1.13%	1.12	%(d)

Total net expenses(e)	1.14%	1.12	%(c)	1.13%	1.13%	1.12	%(d)

Net investment income	0.50%	0.51%		0.91%	0.62%	1.02	%(d)

Supplemental data

Net assets, end of period (in thousands)	$14,802	$8,656		$1,906	$1,078	$321

Portfolio turnover	46%	58%		53%	59%	80%

Notes to Financial Highlights

(a)	Based on operations from May 3, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 3	2014	2013		2012	2011	2010
Per share data
Net asset value, beginning of period	$16.35	$11.87		$10.02	$10.95	$8.94

Income from investment operations:

Net investment income	0.09	0.08		0.11	0.06	0.06

Net realized and unrealized gain (loss)	1.90	4.40		1.74	(0.99)	1.95

Total from investment operations	1.99	4.48		1.85	(0.93)	2.01

Net asset value, end of period	$18.34	$16.35		$11.87	$10.02	$10.95

Total return	12.17%	37.74%		18.46%	(8.49%)	22.51%

Ratios to average net assets(a)

Total gross expenses	1.02%	1.01	%(b)	1.00%	1.00%	1.00%

Total net expenses(c)	1.01%	1.00	%(b)	1.00%	1.00%	1.00%

Net investment income	0.54%	0.59%		0.97%	0.57%	0.65%

Supplemental data

Net assets, end of period (in thousands)	$122,343	$120,409		$93,055	$99,525	$137,110

Portfolio turnover	46%	58%		53%	59%	80%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

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Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund

20	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended December 31, 2014 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2013	—	—
Opened	1,688	132,238
Closed	—	—
Exercised	(105)	(20,155)
Balance at December 31, 2014	1,583	112,083

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Options Purchased Puts	106,061	—	106,061	—	—	—	106,061

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Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(d) ($)
				Financial Instruments(c) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Options Contracts Written	189,169	—	189,169	—	—	189,169	—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Investments at value — Options purchased	106,061

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Options contracts written, at value	189,169

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity risk	(199,664)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average market value($)*
Options contracts — Purchased	26,515
Options contracts — Written	(50,771)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

22	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.75% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as

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Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $2,127.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.940%	0.870%
Class 2	1.190	1.120
Class 3	1.065	0.995

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $270,116,119 and $488,597,801, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends —affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 97.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

24	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	25

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Value Opportunity Fund (the “Fund”, a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2015

26	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014	27

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

28	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	191	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014	29

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

30	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

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Annual Report 2014	31

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

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32	Annual Report 2014

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	33

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6474 E (2/15)

Annual Report

December 31, 2014

Variable Portfolio Funds

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Variable Portfolio — American Century Diversified Bond Fund

Variable Portfolio — Columbia Wanger International Equities Fund

Variable Portfolio — Columbia Wanger U.S. Equities Fund
(to be renamed Columbia Variable Portfolio — U.S. Equities Fund, effective May 1, 2015)

Variable Portfolio — DFA International Value Fund

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Variable Portfolio — Holland Large Cap Growth Fund

Variable Portfolio — Invesco International Growth Fund

Variable Portfolio — J.P. Morgan Core Bond Fund

Variable Portfolio — Jennison Mid Cap Growth Fund

Variable Portfolio — Loomis Sayles Growth Fund

Variable Portfolio — MFS Value Fund

Variable Portfolio — Mondrian International Small Cap Fund

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Variable Portfolio — NFJ Dividend Value Fund

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Variable Portfolio — Partners Small Cap Growth Fund

Variable Portfolio — Pyramis® International Equity Fund

Variable Portfolio — TCW Core Plus Bond Fund

Variable Portfolio — Wells Fargo Short Duration Government Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies, (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plan). Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your variable annuity Contract prospectus or Qualified Plan disclosure document information regarding the investment options available to you.

Pyramis® is a registered service mark of FMR LLC. Used under license.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio Funds

Variable Portfolio — American Century Diversified Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Overview	7
Manager Discussion of Fund Performance	9

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Performance Overview	12
Manager Discussion of Fund Performance	14

Variable Portfolio — DFA International Value Fund

Performance Overview	17
Manager Discussion of Fund Performance	19

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Overview	22
Manager Discussion of Fund Performance	24

Variable Portfolio — Holland Large Cap Growth Fund

Performance Overview	28
Manager Discussion of Fund Performance	30

Variable Portfolio — Invesco International Growth Fund

Performance Overview	34
Manager Discussion of Fund Performance	36

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Overview	40
Manager Discussion of Fund Performance	42

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Overview	45
Manager Discussion of Fund Performance	47

Variable Portfolio — Loomis Sayles Growth Fund

Performance Overview	51
Manager Discussion of Fund Performance	53

Variable Portfolio — MFS Value Fund

Performance Overview	56
Manager Discussion of Fund Performance	58

Variable Portfolio — Mondrian International Small Cap Fund

Performance Overview	61
Manager Discussion of Fund Performance	63

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance Overview	67
Manager Discussion of Fund Performance	69

Variable Portfolio — NFJ Dividend Value Fund

Performance Overview	73
Manager Discussion of Fund Performance	75

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Overview	78
Manager Discussion of Fund Performance	80

Variable Portfolio — Partners Small Cap Growth Fund

Performance Overview	84
Manager Discussion of Fund Performance	86

Variable Portfolio — Pyramis® International Equity Fund

Performance Overview	92
Manager Discussion of Fund Performance	94

Variable Portfolio — TCW Core Plus Bond Fund

Performance Overview	97
Manager Discussion of Fund Performance	99

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Overview	103
Manager Discussion of Fund Performance	105
Understanding Your Fund's Expenses	109
Portfolio of Investments	116
Statement of Assets and Liabilities	294
Statement of Operations	308
Statement of Changes in Net Assets	315
Financial Highlights	335
Notes to Financial Statements	373
Report of Independent Registered Public Accounting Firm	393
Federal Income Tax Information	394
Trustees and Officers	395
Board Consideration and Approval of New Subadvisory Agreement with Winslow Capital Management, LLC	400
Important Information About This Report	402

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — American Century Diversified Bond Fund

Performance Summary

>  Variable Portfolio — American Century Diversified Bond Fund (the Fund) Class 2 shares returned 5.81% for the 12-month period that ended December 31, 2014.

>  The Fund closely tracked its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% during the same period.

>  The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	6.06	4.08
Class 2	05/07/10	5.81	3.83
Barclays U.S. Aggregate Bond Index		5.97	4.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — American Century Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — American Century Diversified Bond Fund

Portfolio Management

American Century Investment
Management, Inc.

Robert Gahagan

Alejandro Aguilar, CFA

Jeffrey Houston, CFA

Brian Howell

G. David MacEwen

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Non-Agency	2.9
Commercial Mortgage-Backed Securities — Agency	0.6
Commercial Mortgage-Backed Securities — Non-Agency	5.7
Corporate Bonds & Notes	29.8
Foreign Government Obligations	5.5
Money Market Funds	5.3
Municipal Bonds	2.3
Residential Mortgage-Backed Securities — Agency	25.4
Residential Mortgage-Backed Securities — Non-Agency	6.1
U.S. Government & Agency Obligations	1.2
U.S. Treasury Obligations	15.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 5.81%. The Fund closely tracked its benchmark, the Barclays U.S. Aggregate Bond Index (Barclays Index), which returned 5.97% over the same period. The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

Fixed-Income Market Gained Even Amid Improving U.S. Economy

Investors generally entered 2014 with expectations for U.S. interest rates to rise and bond returns to decline in response to improving U.S. economic data and the Federal Reserve's (the Fed's) winding down of its quantitative easing program. But those expectations never played out, as several factors combined to drive down longer-maturity U.S. interest rates and keep bond returns positive.

Overall, improving U.S. economic growth, tame inflation, and demand for perceived "safe haven" U.S. Treasuries, helped drive down yields and keep bond returns positive. The heightened demand for U.S. Treasuries was triggered largely by geopolitical tensions, primarily in Russia/Ukraine and through the Middle East, and by the relative attractiveness of U.S. fixed income securities vs. those of other regions. In addition, continued investor demand for yield and generally favorable corporate fundamentals helped fuel strong overall performance in the investment-grade credit sectors, despite a sell-off during the third quarter of 2014. Investment grade corporate bonds generally recovered in the fourth quarter, but high yield corporate bonds remained weak, largely due to steep fourth quarter declines in the energy sector, which has a large weighting in the high yield universe, and increased volatility. Although high-yield corporate bond returns remained generally positive for the year, they sharply lagged those of investment-grade corporate bonds.

The U.S. Treasury yield curve flattened during the annual period. Yields on short-maturity notes increased in anticipation of upcoming Fed rate hikes, and yields on longer-maturity securities declined due to strong investor demand for U.S. Treasuries combined with low inflation. In particular, the yield on the two-year U.S. Treasury bill increased 28 basis points to 0.66%, while the yield on the 10-year U.S. Treasury note declined 86 basis points to 2.17%. (A basis point is 1/100th of a percentage point.)

Spread Sector Allocations and Security Selection Boosted Fund Results

We underweighted U.S. Treasuries and government agency securities relative to the benchmark within the Fund in favor of spread, or non-U.S. Treasury, sectors, including corporate credit and securitized sectors. As spread sectors generally

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — American Century Diversified Bond Fund

outperformed U.S. Treasuries on relatively stronger results generated during the first half of the year, these overweights aided performance for the annual period as a whole. Further, within the investment-grade corporate allocation, security selection contributed favorably to performance. Security selection within the securitized sector also contributed positively to the Fund's relative performance. In particular, our selections among traditional pass-through MBS, non-agency CMBS and collateralized mortgage obligations (CMOs), and asset-backed securities (ABS) broadly contributed to performance.

Additionally, an out-of-benchmark allocation to non-U.S. dollar-denominated securities added value. Specifically, the Fund held a mix of European bonds — including positions in European banks — that benefited from falling interest rates in Europe. In the fourth quarter of 2014, we took profits in this allocation and began focusing its non-U.S. dollar exposure on the European financial sector in an effort to take advantage of an expected quantitative easing program from the European Central Bank (ECB).

Duration Positioning Hampered Fund Performance

Anticipating a gradual increase in interest rates, stemming from the end of the Fed's quantitative easing program and modestly improving economic growth, we maintained a shorter duration than that of the benchmark throughout the annual period. This detracted from results, as interest rates defied investor expectations and generally declined during the year. We reduced the Fund's short duration position during the fourth quarter because the timetable for U.S. interest rate increases appeared to be extending due to global and other technical factors. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Holding a small, out-of-benchmark position in high-yield corporate securities also detracted from performance. This allocation aided results in the first half of the year, as tightening spreads and investor demand for yield led to broad outperformance of high yield corporate bonds. But mounting global uncertainties prompted investors to scale back their risk exposure in the second half of the year. Credit spreads widened, and high yield corporate bonds underperformed, offsetting a large portion of the gains generated earlier in the year. The high yield sector, which is home to many energy companies, faced additional pressures in the fourth quarter of 2014 from plunging oil prices.

Yield curve positioning had a relatively neutral impact on the Fund's relative results during the annual period.

Shifting Market Conditions Drove Portfolio Changes

In general, the Fund's broad sector allocations remained relatively constant during the annual period, and yield curve positioning remained neutral relative to the benchmark. The Fund's duration remained relatively short compared to that of the benchmark, though, as mentioned, we did reduce the Fund's short duration bias as it became clear late in the year that the timetable for rate normalization would be longer than we originally expected. Also, late in the annual period, we took profits in the Fund's non-U.S. dollar allocation and began focusing the position on the European financial sector as we sought to take advantage of an expected quantitative easing program from the ECB.

At the end of the annual period, the Fund had underweighted positions relative to the benchmark in U.S. Treasuries and overweighted positions relative to the

Quality Breakdown (%) (at December 31, 2014)
AAA rating	52.7
AA rating	4.1
A rating	10.8
BBB rating	17.4
BB rating	8.3
B rating	2.3
CCC rating	1.4
CC rating	0.2
C rating	0.1
D rating	2.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — American Century Diversified Bond Fund

benchmark in corporate bonds and mortgage-backed securities. The Fund ended the year with a duration position that was approximately 0.30 years short that of the benchmark.

Derivative Positions

The Fund held Treasury futures during the annual period as a method of managing duration and yield curve positioning. These derivative positions detracted from the Fund's results during the annual period. We used currency forwards for the purposes of hedging currency risk and for gaining exposure to certain non-U.S. dollar investments. The use of these derivative instruments contributed positively to the Fund's results during the annual period.

Looking Ahead

At the end of the annual period, we continued to believe the conclusion of the Fed's quantitative easing program and an improving U.S. economy will allow U.S. interest rates to normalize. But technical factors, including robust demand for U.S. bonds, stemming from global divergence of economic gains and monetary policy, a strong U.S. dollar and geopolitical tensions, may extend the timetable for U.S. rate normalization. Given this view, we currently plan to tactically manage duration while continuing to overweight positions in spread sectors relative to U.S. Treasuries. We also believe conditions in Europe, including weak economic growth and central bank policy, presently warrant continued investment in select European bonds.

Overall, we remain committed to seeking diversified sources of return, maintaining a balanced, mostly market-weighted approach to sector allocation and focusing on individual security selection in an attempt to deliver consistent performance and sound risk management.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Summary

>  Variable Portfolio — Columbia Wanger International Equities Fund (the Fund) Class 2 shares returned -4.05% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which returned -1.76% during the same period.

>  The Fund's underperformance of the benchmark can be attributed primarily to security selection in Hong Kong and Russia.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	-3.86	9.59
Class 2	05/07/10	-4.05	9.36
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index		-1.76	8.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, an unmanaged index, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Columbia Wanger International Equities Fund

At December 31, 2014, approximately 97% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -4.05%. The Fund underperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which returned -1.76% over the same period. The Fund's underperformance of the benchmark can be attributed primarily to security selection in Hong Kong and Russia.

International Equity Markets Struggled in 2014

Following a strong return in 2013, international equity markets struggled to provide positive returns (as expressed in U.S. dollar terms) in 2014 due to a couple of key factors. First and foremost was the strong U.S. dollar vs. nearly all other world currencies. The combination of a recovering U.S. economy and increasing economic and political risk in Eastern Europe and the Middle East sent many investors fleeing to the relative security of the U.S. dollar. The euro declined more than 11% and the British pound fell more than 6% vs. the U.S. dollar during the annual period. In Japan, Abenomics' easy money policies helped drive the yen down more than 13% vs. the U.S. dollar during the annual period. Combined with periods of global anxiety about missing Malaysian airliners, violence in the Middle East and the potential for an Ebola pandemic, there was little news to calm the international investor.

The second major factor impacting international equity markets during the annual period was the rising specter of global deflation, most notably felt in the declining price of most commodities, particularly oil. While oil's dramatic drop in price triggered debate about whether its cause is U.S.-led supply or declining global economic growth, there was considerable consensus that slow economic growth drove the fall in other commodities' prices, such as iron ore and copper. The flight to safety, as reflected in the approximately 85 basis point decline in 10-year U.S. Treasury yields, only further reinforced the notion of little inflation in an increasingly hostile world outside the United States. (A basis point is 1/100 of a percentage point.) It is notable that the current 10-year U.S. Treasury yield of less than 2% implies a negative real return if the Federal Reserve were to meet its long-term inflation target of 2%.

Security Selection Overall Detracted from Performance

The Fund's absolute returns were certainly disappointing. As a matter of policy, we do not hedge currency exposures in the Fund to express a view on direction. This introduces some volatility to U.S. dollar returns, but we believe it lowers costs in the long term and also provides shareholders with the benefit of currency diversification when exchange rates move in the other direction.

On a relative basis, the Fund underperformed the benchmark primarily due to stock selection in Hong Kong and Russia. The Fund held positions in three

Portfolio Management

Columbia Wanger Asset Management, LLC

Louis Mendes, CFA

Christopher Olson, CFA

Top Ten Holdings (%) (at December 31, 2014)
Coronation Fund Managers Ltd. (South Africa)	1.9
Naspers Ltd., Class N (South Africa)	1.4
CCL Industries, Inc., Class B (Canada)	1.3
Charles Taylor PLC (United Kingdom)	1.1
WuXi PharmaTech (Cayman), Inc. ADR (China)	1.1
Zee Entertainment Enterprises Ltd. (India)	1.1
Neopost SA (France)	1.0
Partners Group Holding AG (Switzerland)	1.0
Amcor Ltd. (Australia)	1.0
Aalberts Industries NV (Netherlands)	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	92.7
Consumer Discretionary	18.9
Consumer Staples	7.7
Energy	2.4
Financials	17.0
Health Care	6.2
Industrials	20.4
Information Technology	10.8
Materials	8.1
Telecommunication Services	1.2
Money Market Funds	7.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Country Breakdown (%) (at December 31, 2014)
Australia	4.9
Belgium	0.2
Brazil	1.1
Cambodia	0.6
Canada	3.9
Chile	0.3
China	2.5
Denmark	1.8
Finland	1.0
France	2.4
Germany	3.1
Guatemala	0.3
Guernsey	0.4
Hong Kong	2.3
India	2.9
Indonesia	1.6
Israel	0.6
Italy	0.5
Japan	19.1
Kazakhstan	0.6
Malaysia	0.5
Mexico	1.3
Netherlands	2.1
New Zealand	1.1
Norway	0.8
Panama	0.3
Philippines	1.3
Singapore	3.1
South Africa	4.9
South Korea	3.1
Spain	2.1
Sweden	3.0
Switzerland	2.0
Taiwan	4.1
Thailand	1.0
United Kingdom	10.3
United States(a)	8.9
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Macau casino operators, which each posted double-digit negative returns in 2014, each having more than doubled its share price in 2013. We trimmed the Fund's positions but still believe the fundamental story is intact on the companies. We believe Macau is transitioning from high rollers to mass market gaming, which should be more profitable in the long run, and there are strong barriers to entry for new casinos. The Fund also held three Russian stocks during the first quarter of 2014 that were impacted by the pressure related to economic sanctions from the West. We sold each of the three positions shortly after the crisis and have not put any additional capital into Russia. Weak stock selection in the U.S., mainly due to holdings in the energy sector, and in the Netherlands detracted as well.

From a sector perspective, stock selection in information technology, consumer staples and energy detracted most, more than offsetting the positive contribution of effective allocation positioning in each.

The individual holdings that detracted most from the Fund's relative results during the annual period were Melco Crown Entertainment, Beadell Resources and Yandex. Shares of Melco Crown Entertainment, a Hong Kong-based owner and developer of casino gaming in Macau, posted a double-digit decline during the annual period, as gaming revenue fell on a broader transition in Macau from a higher roller to mass market model. Australian-based Beadell Resources, which focuses on gold mining in Brazil, saw its shares decline on the lower price of gold and higher costs during the annual period. Shares of Russian-based search engine Yandex declined on heightened geopolitical risk. We trimmed the Fund's positions in Melco Crown Entertainment and Beadell Resources and sold its position in Yandex during the annual period.

Selections in Australia, South Africa and South Korea Aided Relative Results

From a country perspective, security selection in Australia, South Africa and South Korea helped most. Having an overweight allocation to the strongly performing South African equity market further supported relative results. At the sector level, stock selection proved especially effective in the industrials (especially airport holdings) and materials sectors. In consumer discretionary, the Fund benefited from a currency effect.

The top individual contributors to the Fund's performance during the annual period were Coronation Fund Managers, CCL Industries and Bitauto Holdings. Coronation Fund Managers, a South African asset manager, performed well. The company benefited from strong flows into its investment management products and expansion outside of South Africa. CCL Industries, in the materials sector, is the largest global label converter based in Canada. Its shares enjoyed double-digit gains during the annual period, as the company is growing rapidly in emerging markets and made an accretive acquisition of Avery. Bitauto Holdings is an auto information website for buyers and dealers in China. It performed well during the annual period with increased usage from dealers, customers and advertisers. We added to all three Fund positions during the year.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Spotless Group via the initial public offering of the largest Australian facilities management and catering

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

company. In our view, Spotless Group is a well-run company with good growth opportunities that is underappreciated and underfollowed by the local market. We also established a Fund position in Swedish Match, the dominant Swedish snus (pouch tobacco) company in Scandinavia. The company had been losing market share to discount snus, but we saw evidence that the market situation was stabilizing, providing, we believed, a good opportunity to buy shares of the highly cash generative business with price pressures easing.

As indicated earlier, we sold the Fund's positions in its Russian holdings — Yandex, QIWI and Moscow Exchange — early in 2014 after uncertainty about how economic sanctions against Russia might impact these companies.

From a sector and country perspective, we made only minimal and incremental changes in allocation during the year, with any shifts that were made driven by security selection. At the end of 2014, the Fund was most overweight relative to the benchmark in industrials, consumer staples and consumer discretionary. The Fund was most underweight compared to the benchmark in financials, utilities and energy. From a regional perspective, the Fund was most overweight relative to the benchmark in continental Europe and in the U.K./Ireland and was most underweight the benchmark in Japan as of December 31, 2014.

Looking Ahead

Going forward, we intend to continue to look for the best companies outside the U.S., employing our fundamental, bottom-up investment approach. As always, we intend to continue to work hard to seek to identify situations where good or improving company fundamentals can be bought at a reasonable price.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Performance Summary

>  Variable Portfolio — Columbia Wanger U.S. Equities Fund (the Fund) Class 2 shares returned 3.04% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 2000 Index, which returned 4.89% during the same period.

>  While the Fund posted solid positive absolute gains, its underperformance of the benchmark can be attributed primarily to sector allocation decisions, which more than offset the value added by effective stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	3.23	14.64
Class 2	05/07/10	3.04	14.36
Russell 2000 Index		4.89	15.63

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Columbia Wanger U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Portfolio Management

Columbia Wanger Asset Management, LLC

Robert Mohn, CFA

David Frank, CFA

*Effective May 1, 2015, a portion of the Fund's portfolio will be managed by Columbia Management Investment Advisers, LLC (Columbia Management). The portfolio managers responsible for Columbia Management's portion of the Fund's portfolio will be Alfred Alley III, Brian Condon, Jarl Ginsberg, Christian Stadlinger and David Hoffman.

Top Ten Holdings (%) (at December 31, 2014)
Mettler-Toledo International, Inc.	3.8
Donaldson Co., Inc.	3.6
SEI Investments Co.	3.6
Cepheid	3.4
Nordson Corp.	3.1
Synageva Biopharma Corp.	3.0
Avis Budget Group, Inc.	2.8
Drew Industries, Inc.	2.7
HEICO Corp., Class A	2.4
Middleby Corp. (The)	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.6
Consumer Discretionary	15.5
Consumer Staples	3.8
Energy	2.8
Financials	13.6
Health Care	15.3
Industrials	30.5
Information Technology	15.2
Materials	0.8
Telecommunication Services	1.1
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Effective May 1, 2015, the Fund's name will change to Columbia Variable Portfolio — U.S. Equities Fund.

At December 31, 2014, approximately 96% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 3.04%. The Fund underperformed its benchmark, the Russell 2000 Index, which gained 4.89% over the same period. While the Fund posted solid positive absolute gains, its underperformance of the benchmark can be attributed primarily to sector allocation decisions, which more than offset the value added by effective stock selection.

U.S. Equity Market Delivered Strong Gains in 2014

Despite the unwinding of quantitative easing in the U.S., the U.S. equity market was the place to be in 2014, as its gross domestic product growth was stronger than in most other nations. Still, within the U.S. equity market, there was a great disparity of returns by market capitalization. Large-cap stocks performed best, and returns remained positive but declined as market capitalization decreased. From a sector perspective, there was also great disparity. While the more traditionally defensive sectors, such as utilities, health care and consumer staples, performed best, generating double-digit gains, energy stocks significantly underperformed, posting a double-digit negative return following a near 50% collapse in the price of crude oil.

Positioning in Information Technology, Utilities and Energy Hampered Relative Results

During the annual period, our stock selection was positive in eight of the ten sectors of the benchmark. However, sector allocation decisions offset positive returns from stock selection. That said, sector weightings are not determined on a top-down basis but rather are driven by bottom-up stock selection.

More specifically, both stock selection and having an underweight allocation to the information technology sector, which outpaced the benchmark during the annual period, hurt the Fund's relative results most. Further, given that we do not find many regulated utilities with growth prospects, the Fund owned no utilities stocks. However, because utilities was one of the top performing sectors in the benchmark during the annual period, the Fund's lack of exposure to the sector detracted from relative results. Having a slight overweight to energy, the weakest sector in the benchmark during the annual period, also hampered relative results as did stock selection within the sector. The decisions to overweight industrials and underweight real estate investment trusts (REITs) further detracted. Industrials lagged during the year, while investors favored utilities and REITs for the yield they can provide in a yield-starved market. At the end of the annual period, we continued to believe that REIT fundamentals were unattractive; in contrast, many of the industrials names in the portfolio were reasonably valued and well managed, in our view.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

The biggest individual detractors from the Fund's performance during the annual period were GNC Holdings, Pier 1 Imports and Laredo Petroleum. Shares of both GNC Holdings and Pier 1 Imports declined on weak sales during the year. We trimmed the Fund's positions in each. Shares of Laredo Petroleum dropped sharply along with the price of crude oil. We exited the Fund's position in this exploration and production company with operations in Oklahoma after the decline in oil prices.

Materials, Telecommunication Services and Industrials Positioning Boosted Performance

Effective stock selection in the materials, telecommunication services and industrials sectors boosted Fund performance during the annual period. So, too, did having an underweight allocation to materials, the second weakest performing sector in the benchmark during the annual period.

From an individual security perspective, the top contributors to the Fund's performance during the annual period were Avis Budget Group, Akorn and Synageva BioPharma. Avis Budget Group performed strongly, benefiting from improved volume and pricing within the industry. Akorn, a developer, manufacturer and distributor of specialty generic drugs, doubled its revenues over the prior year, aided by an acquisition and by drug price increases. Synageva BioPharma, a biotechnology firm focused on orphan diseases, initiated a new trial for a drug to treat a rare neurological disease called Sanfilippo syndrome. Its shares rose significantly on the news. (An orphan disease is defined as a rare disease that affects fewer than 200,000 individuals in the U.S.) We trimmed the Fund's positions in Avis Budget Group and Akorn on strength during the year. We added to the Fund's position in Synageva BioPharma.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Blackhawk Network Holdings, a third party distributor of prepaid content, primarily gift cards. The company has no debt and long-term contracts with the distributors of its cards. In our view, the company is poised to grow its sales and earnings substantially. We established a Fund position in The Fresh Market. The Fresh Market is a specialty retailer of fast and fresh food/groceries and is looking to expand from its current 150 locations to 500. We believe the company has a solid balance sheet and the potential to increase its margins.

In addition to the sale already mentioned, we eliminated the Fund's position in tw telecom, a telecommunications carrier, as it was purchased by Level 3 Communications. We sold the Fund's position in MRC Global, which is involved in industrial distribution related to energy. We exited the position because we believed the decline in energy prices would adversely affect the company's business.

From a sector perspective, we made minimal changes in allocation during the year. At the margin, the Fund's weightings in energy, consumer discretionary and materials decreased and its exposures to information technology and health care increased. As of December 31, 2014, the Fund was most overweight relative to the benchmark in industrials and was most underweight in financials, utilities and materials.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

Looking Ahead

The U.S. equity market has been in an uptrend for several years now and, in our view, valuations are getting stretched in some areas. Yet, we believe many of the "growth at a reasonable price" stocks the Fund owns have been left behind much of the last two years. We do not know when our "growth at a reasonable price" investment style will be back in favor. However, in our view, those stocks seem to be relatively attractive, and we maintain that our investment style has served shareholders well over the long term. We intend to continue to look for opportunities in individual stocks.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — DFA International Value Fund

Performance Summary

>  Variable Portfolio — DFA International Value Fund (the Fund) Class 2 shares returned -7.71% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the MSCI World ex-USA Value Index (Net), which returned -5.41% during the same period.

>  The Fund's relative underperformance can be attributed primarily to its focus on deeper value securities, which lagged during the annual period.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	-7.46	3.81
Class 2	05/07/10	-7.71	3.54
MSCI World ex-USA Value Index (Net)		-5.41	7.58

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World ex-USA Value Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets that have value characteristics. The MSCI World ex-USA Value Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World ex-USA Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — DFA International Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — DFA International Value Fund

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -7.71%. The Fund underperformed its benchmark, the MSCI World ex-USA Value Index (Net), which returned -5.41% over the same period. The Fund's relative underperformance can be attributed primarily to its focus on deeper value securities, which lagged during the annual period.

International Value Underperformed Growth in 2014

During the annual period, value stocks, defined as stocks with lower price-to-book ratios, generally underperformed growth stocks, defined as stocks with higher price-to-book ratios, in developed markets outside of the U.S., as measured by the MSCI World ex-USA Value Index (Net) and the MSCI World ex-USA Growth Index (Net), respectively.

The real estate investment trusts (REITs) sector was the best performing in the benchmark during the annual period, after being one of the worst performing sectors in 2013. Utilities and health care were also strongly performing sectors within the benchmark during the annual period, while energy was the worst performing sector, driven largely by falling oil prices.

The U.S. dollar appreciated against virtually all non-U.S. developed market currencies which negatively impacted U.S. dollar-denominated returns of developed non-U.S. equities. As the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa.

Deep Value Focus Hampered Fund Results

In our management strategy, the Fund's sector allocations and selection of securities within those sectors are a consequence of our portfolio construction process and value definition rather than any tactical bets on the economic prospects of either the overall sectors or individual companies within those sectors. The Fund targets the expected return premium associated with a diversified portfolio of deep value stocks, defined as stocks having the lowest price-to-book (P/B) ratios. As the Fund emphasizes deeper value stocks to a greater extent than does the benchmark and as those equities with the lowest P/B ratios underperformed those with higher P/B ratios during the annual period, this strategy detracted from its relative results. The Fund also excludes REITs and highly regulated utilities because research shows they tend to behave differently than common equities, and over long periods, do not deliver the same premiums as deep value stocks. This exclusion also detracted from the Fund's results, as REITs and utilities in the benchmark were among the best performers during the annual period. Security selection in the financials sector hampered Fund results during the annual period as well.

Portfolio Management

Dimensional Fund Advisors, L.P.

Karen Umland, CFA

Jed Fogdall

Joseph Chi, CFA

Henry Gray

Top Ten Holdings (%) (at December 31, 2014)
HSBC Holdings PLC, ADR (United Kingdom)	2.4
Vodafone Group PLC (United Kingdom)	2.4
BP PLC (United Kingdom)	2.2
BP PLC, ADR (United Kingdom)	2.0
Novartis AG, Registered Shares (Switzerland)	1.9
Daimler AG, Registered Shares (Germany)	1.9
Allianz SE, Registered Shares (Germany)	1.8
Royal Dutch Shell PLC, Class A (United Kingdom)	1.5
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.4
Suncor Energy, Inc. (Canada)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — DFA International Value Fund

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	99.7
Consumer Discretionary	11.1
Consumer Staples	4.1
Energy	13.6
Financials	36.0
Health Care	2.7
Industrials	9.2
Information Technology	2.6
Materials	11.6
Telecommunication Services	5.3
Utilities	3.5
Money Market Funds	0.3
Rights	0.0	(a)
Energy	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

On the positive side, mega-cap stocks generally underperformed the rest of the large-and mid-cap equity universe. Relative to the benchmark, the Fund was underweight in mega caps, contributing positively to relative returns for the annual period. Effective security selection in the consumer discretionary, materials and information technology sectors also contributed positively to the Fund's relative results during the annual period. Having an overweight allocation to the strongly performing information technology sector added value as well.

The individual holdings that detracted most from the Fund's results during the annual period were overweight positions in Australian energy company Santos and U.K. energy company BP. Conversely, having underweight positions in U.K. consumer staples firm Tesco, U.K. materials company BHP Billiton and German materials company BASF, each of which performed poorly, boosted the Fund's results relative to the benchmark.

From a country perspective, we intend to provide broad diversification across all developed markets, excluding the U.S., in the Fund. During the annual period, positioning in Canada, the U.K. and the Netherlands detracted from the Fund's results. Security selection in Japan and Germany and positioning in Switzerland contributed positively.

Rebalancing Drove Portfolio Changes

In managing the Fund, we continuously rebalance the Fund's portfolio toward a dynamic target universe of deep value stocks within each country in which the Fund invests. Subject to cash flows, the Fund buys securities within the target universe and sells securities that no longer sufficiently represent the target universe. During the annual period, we trimmed the Fund's positions in Novartis, Mitsubishi UFJ Financial and BNP Paribas when the stocks either were overweight relative to our target or exited the deep value universe. We increased Fund positions in BP, Vodafone Group and National Australia Bank during times when these stocks were in the deep value universe.

Any shifts in sector and country weights generally result from the portfolio construction process. Shifts are not a result of any tactical bet on the economic prospects of a given sector or country. During the annual period, relative to the benchmark, the Fund's allocations to health care and materials increased, and its exposures to financials and industrials decreased. The Fund's position in Switzerland increased, and its allocations to France, Canada and the Netherlands decreased.

At the end of December 2014, the Fund had overweight allocations relative to the benchmark in materials, consumer discretionary and energy, and underweight allocations in utilities, telecommunication services and health care. The Fund was rather neutrally weighted compared to the benchmark in information technology, industrials, consumer staples and financials. The Fund had no exposure to REITs at the end of 2014. From a country perspective, the Fund was overweight at the end of December 2014 in Switzerland, Japan, Denmark, Belgium and the Netherlands and was underweight in the U.K., Spain, France and Italy.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — DFA International Value Fund

Looking Ahead

Our investment philosophy remains consistent regardless of various short-term market conditions. We continue to seek to maintain consistent, long-term exposure to the value premium and other sources of higher expected return.

Country Breakdown (%) (at December 31, 2014)
Australia	6.5
Austria	0.1
Belgium	1.6
Canada	8.5
Denmark	1.6
Finland	1.0
France	9.4
Germany	7.9
Hong Kong	2.5
Ireland	0.1
Israel	0.4
Italy	1.5
Japan	21.2
Mongolia	0.0	(a)
Netherlands	2.5
New Zealand	0.1
Norway	0.8
Portugal	0.1
Singapore	1.3
Spain	2.3
Sweden	3.2
Switzerland	9.9
United Kingdom	17.2
United States(b)	0.3
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Summary

>  Variable Portfolio — Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares returned 0.56% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 1.60% during the same period.

>  The Fund's underperformance relative to the S&P/LSTA Leveraged Loan Index was primarily attributable to its comparatively greater focus on higher quality loans.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	0.81	3.81
Class 2	05/07/10	0.56	3.38
S&P/LSTA Leveraged Loan Index		1.60	4.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Eaton Vance Floating-Rate Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Portfolio Management

Eaton Vance Management

Scott Page, CFA

Craig Russ

Andrew Sveen, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	0.0	(a)
Industrials	0.0	(a)
Corporate Bonds & Notes	0.0	(a)
Money Market Funds	0.6
Senior Loans	99.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

At December 31, 2014, approximately 94% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares gained 0.56%. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which rose 1.60% over the same period. The Fund's underperformance relative to the benchmark was primarily attributable to its comparatively greater focus on higher quality loans.

Leveraged Loan Market Eked Out Modest Gains In 2014

Following a typical "clip-the-coupon" type year in calendar year 2013, wherein leveraged loans, as measured by the benchmark, returned 5.29%, leveraged loans eked out a more modest 1.60% return in calendar year 2014. At mid-year 2014, leveraged loans were on pace to produce a similar return experience to 2013, but loan prices retreated in the final six months of 2014, as technical, or supply/demand, conditions weighed on performance. Decomposing the 1.60% calendar year return, 4.58% was attributable to coupon income, while price declines represented -2.98%.

Technical conditions in the leveraged loan market, which were favorable at the beginning of the annual period, deteriorated in the second half of 2014, as loan supply growth outstripped demand. Total outstanding loans for the benchmark grew from $682 billion as of December 31, 2013 to a record $832 billion as of December 31, 2014. On the other hand, demand from retail investors, which was robust going into 2014, turned net negative in April 2014 for the first time in nearly two years. Demand remained net negative for the rest of the annual period, as the expectation of many investors for rising interest rates in 2014 did not materialize. Indeed, interest rates actually fell across the longer-term end of the yield curve with strong investor demand for high quality longer-term fixed-income securities. Helping to partially offset the retail redemptions were robust production in collateralized loan obligations (CLOs) and net inflows from the institutional investor channel.

Issuer fundamentals remained strong during the annual period, with continued robust operating performance, as measured by quarter-over-quarter earnings growth and strong cash flow and interest coverage ratios. The trailing 12-month default rate by principal edged up from 2.1% to 3.2% during the annual period according to Standard & Poor's Leveraged Commentary and Data (S&P/LCD). The increase was attributed primarily to the default of Energy Future Holdings (formerly TXU), a widely anticipated default that occurred during the second quarter of 2014. Excluding the Energy Future Holdings default, the default rate finished the annual period at a scant 0.3%.

Higher Quality Focus Hampered Results

Relative to the benchmark, the Fund maintains a greater focus on higher quality loans. During the annual period, lower quality CCC-rated loans were the

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

strongest performing loan group by a meaningful margin, outperforming the broader leveraged loan market, 6.01% vs. 1.60%. The Fund's consistent underweight to this loan segment and underexposure to the defaulted loan category, which delivered a 2.30% return, detracted from its relative performance. While delivering lower overall credit risk and a lower volatility profile compared to the benchmark, the Fund's quality bias also contributed to lower coupon income compared to the benchmark index, with the benchmark's yield advantage serving as a relative headwind to results.

It is worth noting that while greater risk can be rewarded over short spans, such as the market environment in the last few years, we believe that a higher quality stance can produce better risk-adjusted results over time. We also believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments of higher quality loans, rather than focusing largely on the capital gains associated with distressed loans. Based on this strategy, the Fund has retained its high quality loan posture relative to the benchmark through the full market cycle, and we did not significantly shift the Fund's quality exposure in response to macroeconomic factors dominating the annual period.

The Fund employs a rigorous, bottom-up credit research process wherein loan selection drives performance, and sector allocation is a residual of that process. That said, analyzing results from the perspective of industry exposures can be instructive. Detracting from the Fund's relative performance results was an underweighted exposure to the publishing industry, which was the strongest performing industry in the benchmark during the annual period, and an overweight to the steel industry, which lagged the broader loan market. On the positive side, an underweight to the oil and gas industry, which was the worst performing industry in the benchmark during the annual period by a wide margin, contributed positively to relative results, as steep oil price declines weighed on performance. An underweight to the utilities industry, via the avoidance of its largest constituent, Energy Future Holdings, also aided results. Overweight exposure to the automotive industry, which outpaced the broader loan market during the annual period, added value as well.

With respect to individual loan positions, detracting from relative performance were overweight positions in post-secondary education provider Education Management and weight management services company Weight Watchers, which each underperformed the benchmark during the annual period. Not owning distressed loans of educational content and services provider Cengage Learning, which rallied during the annual period, also hurt. Conversely, in addition to the Fund's aforementioned avoidance of Energy Future Holdings, the Fund's underexposure to a number of oil-related issuers contributed positively to relative results.

The Fund does not employ an active duration or yield curve positioning strategy. Due to the floating-rate nature of the loans held in the Fund's portfolio, which reset on average every 61 days, as of December 31, 2014, the Fund's effective duration stood near zero — specifically at 0.17 years — at the end of the annual period. This is typical for our floating-rate strategy and was comparable, or neutral, to the duration of the benchmark at the end of the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Quality Breakdown (%) (at December 31, 2014)
BBB rating	1.8
BB rating	44.0
B rating	47.2
CCC rating	1.6
Not rated	5.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody's, as available. If Moody's doesn't rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio's exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Bottom-Up Credit Research Drove Portfolio Changes

Changes in industry and quality exposure within the Fund are a residual of bottom-up credit research and were relatively modest during the annual period. That said, a few of the largest industry exposure changes over the annual period included relative decreases to the business equipment and services, health care, leisure goods and oil and gas industries and a relative increase to chemicals and plastics. From a quality perspective, the Fund's exposure to BBB-rated and distressed securities decreased relative to the benchmark and its exposure relative to the benchmark in B-rated and below B-rated securities increased.

During the annual period, we established a new position in Avago Technologies, a designer, developer and supplier of semiconductor devices, given its high quality investment grade loan offering with what we considered to be an attractive loan-to-value profile. We added to the Fund's position in fast-food restaurant chain Burger King because we favor the company for its large scale iconic brand and significant junior capital. We reduced exposure to coal provider Walter Energy given the pullback in energy prices. We also reduced exposure to Laureate Education, a for-profit secondary education provider, due to concerns about student loans.

At the end of the annual period, the Fund was most overweight relative to the benchmark in the electronics/electrical, food and drug retailers, chemicals & plastics, automotive, food service and financial intermediaries industries. On December 31, 2014, the Fund was most underweighted relative to the benchmark in the utilities, lodging and casino, oil and gas, air transport, building and development and telecommunications industries. At the end of the annual period, the Fund was overweight to the benchmark in B-rated and BB-rated securities and was underweight in BBB-rated, below B-rated and distressed securities.

Looking Ahead

Looking ahead, it appears to us that new issue supply is likely to remain around fourth quarter 2014 levels heading into 2015, a view supported by increasing regulatory attention and modestly higher market yields. The market's forward calendar illustrated this point at the end of 2014, with the final reading of $33 billion in December 2014 the lowest mark of the year. For the time being, CLO demand appears poised to remain in the driver's seat on the demand side, with the market's technical balance likely tilting toward relative strength or weakness dependent on retail Fund flow activity. Looking out further, it seems likely to us that retail demand may return in a rising interest rate environment, especially given the discounted entry point, yield potential and near-zero duration offered in today's loan market.

From a fundamentals perspective, we believe limited near-term maturities, ongoing cash flow growth and relatively strong credit profiles may support the market from a major upswing in defaults. Still, while the credit outlook may be bright for now, we believe the cycle is likely to eventually turn, albeit likely not for a couple of years, underscoring the importance of credit selection both now and in the years ahead.

As we believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments of higher quality loans, rather than seeking the capital gains associated with distressed loans, we intend to continue to position the Fund accordingly. Indeed, as always, regardless of

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

market conditions, we intend to continue to position the Fund's portfolio toward higher quality loans relative to the benchmark. We believe our diversified approach to portfolio construction and our bias toward the higher quality loans in the market had the portfolio well positioned at the end of the annual period to generate attractive levels of income with reduced interest rate risk, while seeking lower volatility than the overall leveraged loan market.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Holland Large Cap Growth Fund

Performance Summary

>  Variable Portfolio — Holland Large Cap Growth Fund (the Fund) Class 2 shares returned 7.04% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05% over the same period.

>  While the Fund generated solid absolute gains during the annual period, its underperformance of the benchmark can be attributed primarily to individual stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	7.33	14.27
Class 2	05/07/10	7.04	13.99
Russell 1000 Growth Index		13.05	17.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Holland Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Holland Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Holland Large Cap Growth Fund

Portfolio Management

Holland Capital Management LLC

Monica Walker

Carl Bhathena

Top Ten Holdings (%) (at December 31, 2014)
Visa, Inc., Class A	4.9
QUALCOMM, Inc.	4.3
Apple, Inc.	4.3
Priceline Group, Inc. (The)	3.7
Google, Inc., Class C	3.7
Adobe Systems, Inc.	3.5
Citrix Systems, Inc.	3.4
Gilead Sciences, Inc.	3.3
Cisco Systems, Inc.	3.2
Medtronic, Inc.	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.6
Consumer Discretionary	19.3
Consumer Staples	11.7
Energy	4.9
Financials	3.8
Health Care	13.8
Industrials	9.9
Information Technology	32.3
Materials	2.9
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 7.04%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05% over the same period. While the Fund generated solid absolute gains during the annual period, its underperformance of the benchmark can be attributed primarily to individual stock selection.

U.S. Equity Market Rose Despite Global Growth Concerns

During the annual period, investor concerns about domestic and international issues failed to dampen enthusiasm for domestic equities as the broad U.S. equity market, as represented by the S&P 500 Index, returned 13.69%. The U.S. equity market has been on a lengthy bull market run since the 2008 financial crisis, despite continued investor trepidation about global economic growth, geopolitical instability, heightened equity valuations, lower than anticipated gross domestic product in major economies including China, and rapid declines in oil prices. While the U.S. economy grew healthier, growth in Europe was weak at best, and emerging market growth remained questionable. Mixed signs from China and other Asian economies added to the global uncertainty. The level of global strife and geopolitical risk did not abate, and the plunge in oil prices only added to investor weariness.

A number of market sectors showed robust returns during the annual period, namely health care, information technology, consumer staples and financials. All sectors showed positive returns, except energy, which declined. The rapid and sizable decline in oil prices from their mid-year high precipitated falling equity prices for key oil and natural gas stocks and associated services and equipment companies.

The U.S. equity market treated disappointments harshly as the year progressed. The markets did not reward higher quality stocks for the year overall, as investors would generally expect at this point in the economic recovery cycle, particularly given all the global uncertainty that exists.

Stock Selection Hampered Returns

The Fund underperformed the benchmark during the period due primarily to stock selection. Our high quality conservative large cap growth strategy captured a significant portion of the positive upside return of the benchmark but lagged on a relative basis. Our strategy entails investing in high quality large-cap growth stocks using thorough bottom-up research to identify those stocks that we believe meet our long-term fundamental investment criteria. We also make theme or sector decisions within the portfolio construction process. We expect, over a

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Holland Large Cap Growth Fund

complete market cycle, our stock selection decisions to be the primary driver of Fund performance, with sector allocation decisions a secondary driver.

The strength in the overall U.S. equity market in 2014 was driven, in part, by macroeconomic and geopolitical news and events as contrasted to individual stock fundamentals, which is the basis upon which we invest. The Fund's performance was generally in line with the benchmark early in the year, but fell behind into and through the second quarter of 2014. This was due to a combination of transitory weakness in a handful of holdings along with investor rotation out of growth-oriented, higher quality stocks and sectors into value-oriented, lower quality stocks. Though these trends subsided, and the Fund began to experience improved relative performance into the middle of the third quarter, a precipitous decline in oil prices from a mid-June 2014 high and the collapse of natural gas prices, had a negative impact on the Fund's performance given its overweighted allocation to energy through most of the annual period.

In addition, stock selection in energy, information technology and industrials also detracted from the Fund's relative results. Such detractors were partially offset by favorable stock selection in consumer staples. Having no allocation to telecommunication services, which was the second-worst performing sector in the benchmark during the annual period, also added value.

From an individual security perspective, detracting most from the Fund's results relative to the benchmark were positions in Range Resources, Amazon.com and Apple. Energy company Range Resources detracted, as its stock price fell during the second half of 2014. Its share price decline was driven by weak natural gas prices resulting from stronger than anticipated supply growth and warm weather dampening demand. In addition, the decline in oil prices dragged down natural gas liquids prices. The company performed well operationally, but to reduce the risk associated with uncertainty surrounding natural gas prices, we trimmed the size of the Fund's holding in Range Resources as we exited 2014. Amazon.com was another detractor, as its revenue growth moderated from loftier levels. In addition, its management invested back into the business, tempering expectations of margin expansion. We reduced the Fund's position in Amazon.com in October 2014. Information technology giant Apple performed well, but the Fund was underweight relative to the benchmark and thus the position detracted from results. Apple's stock rallied on expectations of a renewed innovation path, albeit less robust than in the past. In our view, the company's financial position remained enviable, and its valuation remained reasonable. We added to the Fund's position in Apple as the annual period progressed.

The Fund benefited most relative to the benchmark from positions in Monster Beverage, Advance Auto Parts and Under Armour. In the consumer staples sector, shares of Monster Beverage moved meaningfully higher during the annual period. The company benefited not only from strong fundamentals, but also on news that Coca-Cola was taking a stake in the company as well as swapping non-core brands. The deal was widely viewed as transformational and suggested an acceleration in Monster Beverage's international growth prospects. In the consumer discretionary sector, Advance Auto Parts generated solid results during the annual period. Its comparable-store sales inflected to positive territory, and the integration of its acquisition of General Parts remained on track. Also in consumer discretionary, Under Armour turned in consistently robust results during the annual period, and its management raised its fiscal year guidance.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Holland Large Cap Growth Fund

Apparel has been strong for the company, and both footwear and international sales showed significant signs of progress, becoming additional pillars of growth.

Bottom-Up Stock Selection Drove Fund Portfolio Changes

Several purchases and sales were made within the Fund's portfolio during the annual period. We sold the Fund's position in Occidental Petroleum and established a Fund position in Concho Resources. In our view, Concho Resources is a high growth oil-focused exploration and production company with greater longer-term upside as compared to Occidental Petroleum. We believe its improving inventory should drive future catalysts for the stock.

Medtronic is a high quality name in the medical device space, with what we believe are several catalysts to reaccelerate growth that may offer long-term upside from its acquisition of Covidien. We purchased shares of Medtronic while selling out of the Covidien position in order to capture the acquisition premium embedded in Covidien stock.

A new position was established in Union Pacific, a railroad company. We sold the Fund's position in United Technologies to Fund the purchase. The sale also helped reduce exposure to the international currency risk associated with United Technologies' stock.

Whole Foods Market, Inc. is a leader in the rapidly growing organic and natural foods space. The stock had sold off due to disappointing comparable-store sales and on concerns about the increasingly competitive industry environment. We established a position based upon the company's leadership position and a number of initiatives planned to reignite sales growth including targeted price reductions, a loyalty card, and its first national advertising campaign.

Given our high quality conservative growth style and our long-term investment horizon, we do not anticipate, nor do we generally implement, dramatic shifts in the Fund's positioning over shorter periods of time. That said, sector and industry weights are driven by our bottom-up and top-down research, with portfolio positioning implemented with an eye toward structuring a portfolio that participates in rising markets and seeks to protect in declining markets. The most notable sector weight shifts during the annual period were a decrease in exposure to the energy sector and an increase in allocation to consumer staples.

As of December 31, 2014, the Fund had overweight positions relative to the benchmark in the information technology and consumer staples sectors. The Fund had underweight positions compared to the benchmark in the industrials, financials and materials sectors and a rather neutral weighting relative to the benchmark in consumer discretionary, health care and energy. The Fund had no exposure to the utilities and telecommunication services sectors at the end of 2014.

Looking Ahead

We cannot, nor do we attempt to, predict the direction or level of the stock market, economic growth or interest rates, nor the outcome of geopolitical events. However, that said, we do believe the U.S. economy may continue to outperform other developed economies over the intermediate term, perhaps giving support to further increases in U.S. equity market averages. The lackluster performance of European and emerging economies may also continue to benefit the domestic equity market, allowing it to rise further despite the lack of a

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Holland Large Cap Growth Fund

meaningful correction in years. Still, should the bull market cycle progress, U.S. corporate earnings growth and profit margin levels could become vulnerable, in our view. This could have a detrimental impact on U.S. equity returns, particularly since the equity market has risen without much pause in recent years.

In our judgment, the equity markets have not rewarded higher quality stocks. We believe that over time, the market is likely to begin rewarding higher quality companies in a manner more consistent with this point in the economic recovery/growth cycle. We intend to remain focused on our discipline of applying thorough, high quality, bottom-up research to identify companies that best meet our long-term fundamental growth investment criteria. As we close 2014 and move into 2015, we intend to increase the level of new idea generation, which we believe may create better competition between existing holdings and new ideas and result in better allocation of capital within the portfolio. At the end of the annual period, we favored companies with exposure to faster-growing products, industries or markets. We also sought companies gaining market share, those with special situations and those with pricing power and/or with niche products or services. We continue to focus on high quality companies with what we consider to be good management, solid balance sheets and free cash flow. Finally, we remain committed to maintaining a portfolio positioned to participate in sustained rising market environments and to help protect in extended market downtrends.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Invesco International Growth Fund

Performance Summary

>  Variable Portfolio — Invesco International Growth Fund (the Fund) Class 2 shares returned -0.08% for the 12-month period that ended December 31, 2014.

>  The Fund outperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned -4.43% during the same period.

>  While the Fund posted disappointing absolute returns, its relative outperformance can be attributed primarily to positioning in the information technology sector, which more than offset the detracting effect of positioning in the consumer-oriented sectors.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	0.19	9.20
Class 2	05/07/10	-0.08	8.91
MSCI EAFE Growth Index (Net)		-4.43	8.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Growth Index (Net), an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Invesco International Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Invesco International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Invesco International Growth Fund

Portfolio Management

Invesco Advisers, Inc.

Clas Olsson

Brent Bates, CFA

Shuxin Cao, CFA

Matthew Dennis, CFA

Jason Holzer, CFA

Mark Jason, CFA

Richard Nield, CFA

Top Ten Holdings (%) (at December 31, 2014)
Sky PLC (United Kingdom)	2.7
Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.5
WPP PLC (United Kingdom)	2.4
Reed Elsevier PLC (United Kingdom)	2.3
British American Tobacco PLC (United Kingdom)	2.3
Avago Technologies Ltd. (Singapore)	2.3
Suncor Energy, Inc. (Canada)	2.2
SAP SE (Germany)	2.2
Toyota Motor Corp. (Japan)	2.1
Baidu, Inc., ADR (China)	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2014, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -0.08%. The Fund outperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned -4.43% over the same period. While the Fund posted disappointing absolute returns, its relative outperformance can be attributed primarily to positioning in the information technology sector, which more than offset the detracting effect of positioning in the consumer-oriented sectors.

International Equities Struggled Amid Concerns

While 2014 began on an optimistic note, international equity markets pulled back at various points during the year in reaction to economic and geopolitical concerns. Some concerns centered around the potential negative effects of the U.S. Federal Reserve (the Fed) reducing the scope of its asset purchase program beginning in early 2014; it ended all purchases on schedule in October 2014. International equity markets also declined in response to an Argentine sovereign bond default, Eurozone banking concerns and geopolitical tensions in Ukraine and the Middle East, which together weakened the outlook for global economic growth.

Advanced economies, such as the U.K. and U.S., saw an economic rebound that, while modest, was stronger than in continental Europe, where a nascent recovery stalled. A more supportive monetary policy in the Eurozone failed to ignite dramatic economic recovery, but it briefly boosted European equity prices despite having little effect on corporate earnings. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus.

Equity market performance in emerging markets was mixed. In Russia, markets declined significantly as a result of a precipitous drop in the price of energy, recession concerns and a sharp decline in the value of the ruble. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth. Equity markets in other Asian countries, including India, Indonesia and the Philippines, experienced gains.

Information Technology Positioning Supported Performance

Throughout the annual period, we managed the Fund with a long-term view and a bottom-up approach. Strong stock selection in and an overweight allocation to the information technology sector contributed to the Fund's relative results most. Semiconductor and semiconductor equipment stocks showed particular strength. Stock selection in the health care sector also contributed positively to relative performance. Specifically, holdings in the pharmaceuticals industry aided results. Stock selection in the financials and materials sectors proved effective,

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Invesco International Growth Fund

supported relative results. Having an underweight exposure to the materials sector added value as well. In broad geographic terms, stock selection in the U.K. and Singapore led relative performance at the country level. Our portion of the Fund's lone holding in Ireland contributed positively to performance, too.

Individual securities that made the strongest positive contribution to Fund results during the annual period included Avago Technologies, Shire and Teva Pharmaceutical. Avago Technologies is a Singapore-based semiconductor company. In August 2014, the company reported earnings and forward guidance that were significantly better than consensus expectations. The market was pleasantly surprised by the speed and integration of the company's acquisition of LSI. In addition, Avago Technologies' stock price rallied in anticipation of greater than expected content in the latest iPhones. Shire is an Ireland-based global specialty biopharmaceutical company. Shire's share price rose substantially, as it was subject to a takeover bid by U.S. drug maker AbbVie. Teva Pharmaceutical is an Israeli health care company engaged in the manufacture and sale of generics, branded and over-the-counter pharmaceuticals. Its chief executive officer's departure led to the company's board accelerating restructuring costs ahead of expectations. In addition, approval of a new formulation of Copaxone, its multiple sclerosis treatment, helped alleviate concerns of a generic threat. The company's shares were also boosted late in the year, as it posted third quarter earnings well above estimates.

Consumer-Oriented Sectors Hampered Results

Positioning in the consumer staples sector was the leading detractor from the Fund's relative results during the annual period. Holdings in the beverages industry were the leading detractors within the sector. Positioning in the consumer discretionary sector also negatively impacted Fund results, especially holdings in the auto components and apparel and luxury goods industries. Sector positioning in utilities hampered Fund results as well. Geographically, stock selection in Hong Kong was the largest detractor from performance relative to the benchmark during the annual period. Stock selection in Germany, Denmark, Switzerland and Japan hurt relative performance, too.

From an individual security perspective, the biggest detractors from the Fund's relative results during the annual period were Galaxy Entertainment Group, Adidas and Carlsberg. After enjoying strong returns, Galaxy Entertainment Group, a leading developer and operator of casinos in Macau, succumbed to profit-taking, as investors remained somewhat cautious about the growth outlook for the high-end customer. German sportswear manufacturer Adidas saw its shares decline, as the company lowered its 2014 profit target mid-year, citing risks in Russia and weakness in the golfing sector, two important markets for the company. Denmark-based beer maker Carlsberg faced significant exposure to Russia and Ukraine, and its stock price thus fell as geopolitical tensions rose in the two countries.

Bottom-Up Stock Selection Determined Trading Opportunities

Stock selection in the Fund is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. Among the most significant additions to the Fund's portfolio during the annual period were Yahoo! Japan and UBS. Yahoo! Japan is the leading internet services company in

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	92.9
Consumer Discretionary	23.7
Consumer Staples	8.6
Energy	5.2
Financials	17.5
Health Care	8.9
Industrials	10.1
Information Technology	15.0
Materials	3.2
Utilities	0.7
Money Market Funds	7.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Country Breakdown (%) (at December 31, 2014)
Australia	3.7
Belgium	1.5
Brazil	4.1
Canada	7.3
China	5.1
Denmark	2.1
France	2.9
Germany	7.6
Hong Kong	3.3
Ireland	1.0
Israel	2.3
Japan	7.7
Mexico	1.9
Netherlands	1.1
Singapore	4.8
South Korea	2.7
Spain	1.1
Sweden	2.5
Switzerland	8.1
Taiwan	1.9
Thailand	1.2
Turkey	1.2
United Kingdom	17.8
United States(a)	7.1
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Invesco International Growth Fund

Japan as well as the leading online advertiser and host of the largest auction e-commerce business there. Strong secular growth in online advertising and greater smartphone penetration has enabled Yahoo! Japan's operating profit to grow for 17 consecutive years. Swiss bank UBS, in our view, is becoming a more aggressive restructuring story. The bank is shrinking its balance sheet, and its focus appears to be more on growing its wealth management and asset management business. We believe these initiatives should help improve its future earnings visibility and stock valuation.

Companies sold from the Fund's portfolio during the annual period included Nestlé and Total. Nestlé is a Swiss-based company engaged in the manufacture and supply of food, pharmaceuticals and ophthalmic goods. We liquidated the position in the first quarter of 2014, as the company's revenue growth came under pressure due to weak pricing power and soft demand in emerging markets. We started trimming the Fund's position in Total, an energy company in France, on valuation grounds in the summer of 2014 and subsequently eliminated the position, as the falling oil price resulted in declining earnings expectations.

Similarly, sector and country exposure in the Fund are a residual of stock selection, driven by underlying fundamentals, and not by any top-down macroeconomic views or asset allocation decisions. That said, during the annual period, the Fund's relative exposures to financials, information technology and consumer discretionary increased. Its allocations to energy, telecommunication services and consumer staples relative to the benchmark decreased during the annual period. Regionally, exposures to Japan, Thailand and Brazil increased relative to the benchmark, and its relative allocations to the U.K., Germany and France decreased during the annual period.

At the end of the annual period, the Fund was overweight compared to the benchmark in the consumer discretionary, financials and information technology sectors. On December 31, 2014, the Fund was underweight in the consumer staples, industrials and health care sectors. In geographic terms, the Fund was most overweight in Canada, China and Brazil, noting that the benchmark has no exposure to any of these countries. The Fund was most underweight in Japan, Switzerland and France.

Looking Ahead

At the end of 2014, we believed the near-term investment outlook remained relatively mixed, as many headwinds continued to tug on investor sentiment as we enter 2015. Within Europe, these headwinds included persistently weak economic growth, high unemployment, low inflation and political uncertainty, including the upcoming election in Greece. At this stage, investors appear to be increasingly focused on the need for the European Central Bank to adopt urgent, more aggressive policies, such as quantitative easing, to boost economic growth rates and escape the risk of deflation. In Japan, December 2014's election result was viewed by many as a green light to continue pursuing Abenomics. However, in the absence of key structural reforms, the jury remains out on the prospects for its long-term success. In the near term, despite the meaningfully weaker yen, economic data remains lackluster and is still being impacted negatively by the April 2014 increase in Japan's consumption tax. Emerging markets slightly outperformed developed international markets (ex-the U.S.) in 2014. Still, there was wide performance dispersion between regions, with Asia outperforming the Latin America and EMEA (Europe, Middle East and Africa) regions. Prospects

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Invesco International Growth Fund

for modest global economic growth, weak commodity prices, higher interest rates in the U.S. and a stronger U.S. dollar may maintain a somewhat challenging outlook for the emerging markets.

As always, regardless of the macroeconomic environment, our team remains focused on its bottom-up investment approach of seeking to identify attractive companies that fit our EQV — earnings, quality, valuation — investment process. Our team continues to look for what it considers to be high quality growth companies that exhibit the following characteristics — strong organic revenue growth, high returns on capital, pricing power, strong balance sheets, cash generation and reasonable valuations. In addition, our team continues to favor companies that are able to consistently generate cash during weak economic environments.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Summary

>  Variable Portfolio — J.P. Morgan Core Bond Fund (the Fund) Class 2 shares returned 5.11% for the 12-month period that ended December 31, 2014.

>  The Fund modestly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% during the same period.

>  Duration and yield curve positioning and security selection amongst mortgage-backed securities detracted, partially offset by sector allocation overall, which contributed positively.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	5.35	3.98
Class 2	05/07/10	5.11	3.72
Barclays U.S. Aggregate Bond Index		5.97	4.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — J.P. Morgan Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — J.P. Morgan Core Bond Fund

Portfolio Management

J.P. Morgan Investment Management Inc.

Douglas Swanson

Christopher Nauseda

Peter Simons, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Non-Agency	6.5
Commercial Mortgage-Backed Securities — Agency	13.1
Commercial Mortgage-Backed Securities — Non-Agency	3.1
Corporate Bonds & Notes	17.6
Foreign Government Obligations	2.1
Inflation-Indexed Bonds	0.3
Money Market Funds	2.6
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	23.3
Residential Mortgage-Backed Securities — Non-Agency	4.5
U.S. Government & Agency Obligations	4.7
U.S. Treasury Obligations	22.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 5.11%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% over the same period. Duration and yield curve positioning and security selection amongst mortgage-backed securities detracted, partially offset by sector allocation overall, which contributed positively.

U.S. Fixed Income Posted Solid Gains in 2014

In 2014, the support of accommodative central banks, investors' appetite for yield and the improving U.S. economy drove performance for spread, or non-U.S. Treasury, sectors, except for corporate bonds. The commercial mortgage-backed securities (CMBS) sector was the best performer in the benchmark for the year. CMBS outpaced comparable-duration U.S. Treasuries by 108 basis points. (A basis point is 1/100th of a percentage point.) Corporate bonds were the worst performing sector in the benchmark during the annual period, underperforming like-duration U.S. Treasuries by 48 basis points. Financials were the best performing sub-sector within the corporate bond sector, outpacing duration-equivalent U.S. Treasuries by 29 basis points. For the annual period overall, higher quality names outperformed lower rated credits. From a quality perspective, on a duration-neutral basis, AA-rated corporate bonds outperformed U.S. Treasuries by 35 basis points; A-rated corporate bonds underperformed U.S. Treasuries by 35 basis points; and BBB-rated corporate bonds underperformed U.S. Treasuries by 20 basis points.

Within the U.S. Treasury sector itself, a combination of lingering doubts about the U.S. economy, concerns over weaker global economic growth and a series of geopolitical quasi-crises depressed yields for most of the year. The 30-year U.S. Treasury was the best performer, returning 29.4% for 2014. As short-term maturity yields actually rose, remaining sensitive to Fed action, and longer-term maturity yields were driven down by global central bank policy, a slowing global economy and lower inflation expectations, the U.S. Treasury yield curve flattened during the annual period, meaning the differential in yields between longer and shorter maturities narrowed. The spread between two-year and 10-year U.S. Treasuries, for example, finished the year at 1.61%, down 104 basis points from the end of 2013.

Duration and Yield Curve Positioning Hampered Fund Results

During the annual period, the Fund's duration and yield curve positioning detracted from its relative performance. We carefully manage duration as we seek to control interest rate risk in the Fund, and we use it sparingly as an active management tool. Duration may be adjusted periodically, in small increments,

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions are based on our interest rate forecasts, which incorporate many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. The duration of the Fund is typically +/- 10% of the duration of the benchmark. The Fund had a shorter duration than that of the benchmark during the annual period, which hurt as interest rates declined from the intermediate to longer-term end of the yield curve. At the end of the annual period, the Fund had an effective duration of 4.80 years vs. the benchmark's effective duration of 5.27 years. Duration is a measure of the Fund's sensitivity to changes in interest rates.

In conjunction with the economic analysis we perform with respect to duration decisions, we seek to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporates yield curve shifts, the roll-down effect and time horizon. The Fund's yield curve positioning detracted from its performance during the annual period, as the Fund had an overweight in the belly of the curve, i.e. securities with five-year to ten-year maturities, which underperformed the long-term end of the curve. The Fund also had an underweight to the 20-plus year segment of the yield curve, which performed best.

Security selection within the mortgage-backed securities sector detracted as well, as we favored agency mortgage-backed securities in lieu of pass-throughs. Pass-through mortgage-backed securities in the benchmark outperformed agency mortgage-backed securities mainly due to their longer key-rate exposure. (Key-rate duration measures the sensitivity of a security or the value of a portfolio to a 1% change in yield for a given maturity.)

Sector Allocation Boosted Fund Performance

During the annual period, the Fund's underweight to U.S. Treasuries and overweight allocations to structured credit, including asset-backed securities, CMBS and non-agency mortgage-backed securities, contributed positively, for, as mentioned, most spread sectors outperformed U.S. Treasuries. Similarly, the Fund's underweight to corporate bonds helped, as the sector was the worst performer in the benchmark during the annual period. Security selection within the non-agency mortgage-backed securities, CMBS and asset-backed securities sectors, added value as well.

Individual Security Selection Drove Portfolio Changes

Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that may present buying opportunities. Securities are purchased that we believe are undervalued or may offer a superior total return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile

Quality Breakdown (%) (at December 31, 2014)
AAA rating	70.1
AA rating	4.0
A rating	11.2
BBB rating	8.6
Non-investment grade	1.6
Not rated	4.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

is identified. During the annual period, there were no extraordinary market conditions that prompted substantial turnover, though the Fund did enjoy inflows throughout the year, which were invested in sectors we believed to be undervalued. That said, there were modest decreases in the Fund's allocations to mortgage-backed securities, agency debt and asset-backed securities and corresponding increases in its allocations to U.S. Treasuries, CMBS and corporate credit during the annual period.

At the end of the annual period, the Fund was overweight relative to the benchmark in agency debt, mortgage-backed securities, asset-backed securities and CMBS and was underweight relative to the benchmark in U.S. Treasuries and investment grade corporate bonds. The Fund maintained a short duration posture relative to the benchmark and a bias toward the belly of the yield curve, or securities with five-year to 10-year maturities.

Looking Ahead

We intend to continue managing the Fund using our investment process built upon consistency of style, currently targeting a neutral duration position relative to that of the benchmark and using our bottom-up investment approach.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Summary

>  Variable Portfolio — Jennison Mid Cap Growth Fund (the Fund) Class 2 shares returned 9.06% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 11.90% during the same period.

>  While producing solid absolute returns, the Fund lagged the Russell Midcap Growth Index primarily due to stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	9.37	14.66
Class 2	05/07/10	9.06	14.35
Russell Midcap Growth Index		11.90	17.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Jennison Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Jennison Mid Cap Growth Fund

At December 31, 2014, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares gained 9.06%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 11.90% over the same period. While producing solid absolute returns, the Fund lagged the benchmark primarily due to stock selection.

U.S. Equity Markets Advanced

U.S. equity markets advanced in 2014, reflecting sustained improvement in the U.S. economic outlook. Corporate profits remained strong, housing and employment indicators improved and consumer confidence rose to post-recession highs. The Federal Reserve tapered and subsequently concluded its quantitative easing program, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. gross domestic product (GDP) contracted in early 2014, largely because of severe winter weather, but then quickly rebounded. Elsewhere, economic activity in Europe, already anemic, faced new challenges stemming from Ukraine/Russia tensions. China's economic expansion moderated as the country sought a better balance between internal and external growth. Energy prices fell, and the U.S. dollar strengthened against most other currencies.

The benchmark's double-digit gain in 2014 was led by defensive sectors, like health care, telecommunication services, utilities and consumer staples, which performed best. Energy was the only sector to decline during the annual period.

Stock Selection Muted Relative Results

As would be expected from our bottom-up investment process, stock selection was primarily responsible for the Fund's relative underperformance. Stock selection in the materials sector was the largest source of relative weakness. Stock selection in energy and industrials also detracted.

Among the top individual detractors from the Fund's relative results were Laredo Petroleum, Denbury Resources and Noble Energy — each an oil and gas exploration and production company in the energy sector and each impacted by the dramatic decline in oil and gas prices during the annual period. Laredo Petroleum was additionally hurt primarily by its higher degree of financial leverage and the perception that cash expenditures were too high. At the end of the annual period, we still liked Laredo Petroleum's growth potential, Permian Basin acreage and drilling inventory. Company-specific issues also impacted shares of Denbury Resources and Noble Energy. Denbury Resources reported disappointing production growth and lowered guidance for the year. The company also delayed plans of the formation of a Master Limited Partnership (MLP). We eliminated the Fund's position in Denbury Resources by the end of the annual period. Noble Energy saw its share price decline, as the company

Portfolio Management

Jennison Associates LLC

John Mullman, CFA

Jeffrey Rabinowitz, CFA*

*  Mr. Rabinowitz was added as a Portfolio Manager on September 17, 2014.

Top Ten Holdings (%) (at December 31, 2014)
SBA Communications Corp., Class A	2.7
Dollar Tree, Inc.	2.4
Crown Castle International Corp.	2.1
Red Hat, Inc.	2.0
Vantiv, Inc., Class A	1.9
Ross Stores, Inc.	1.8
Roper Industries, Inc.	1.8
Henry Schein, Inc.	1.7
Catamaran Corp.	1.7
Electronic Arts, Inc.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.7
Consumer Discretionary	18.6
Consumer Staples	6.4
Energy	5.1
Financials	7.9
Health Care	15.9
Industrials	17.1
Information Technology	20.1
Materials	4.4
Telecommunication Services	2.7
Utilities	0.5
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

experienced delays with an agreement that if signed could lessen some of the seasonal swings experienced in its Israeli gas production. In our view, this would likely be accretive, given that export agreements typically provide higher than domestic prices. We maintained the Fund's position in Noble Resources at the end of the annual period.

Stock Selection in Information Technology and Consumer Discretionary Sectors Aided Results

Stock selection in information technology contributed most positively to relative results. A combination of stock selection and a large underweight position in the consumer discretionary sector also boosted the Fund's relative results. Having overweight allocations to telecommunication services and health care further benefited relative performance, as both sectors were among the strongest performing for the year.

The top individual contributors to the Fund's relative results during the annual period included Electronic Arts, UnitedContinental Holdings and Illumina. Shares of interactive entertainment software developer Electronic Arts rose, as the company reported solid revenue growth due to better sales in both packaged goods and digital. Its operating margin performance due to flow-through and cost controls was also impressive, in our view. We think Electronic Arts' growth story remains very much intact for the near term. Airline parent company UnitedContinental Holdings was a key positive contributor to the Fund's relative results. Though historically not a typical area of investment for the Fund, airlines overall had especially strong performance in 2014. Earnings, revenue and guidance were solid, as cost cuts and higher pricing took hold. UnitedContinental Holdings also announced a share buyback and appeared to us to be on track to achieve several key revenue initiatives, including improvements to capacity management on Asian flights. Life science equipment manufacturer Illumina's strength reflected building demand for its next-generation gene-sequencing technology. Innovative applications of the technology in user end-markets are early in development, suggesting, in our view, the potential for considerable growth ahead.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated Fund positions in Eastman Chemical and Splunk. With its 2012 acquisition of Solutia and several pending divestitures, we believe that Eastman Chemical has built a quality specialty chemical portfolio. The company has been undertaking several internal growth initiatives, and we considered its valuation to be attractive vs. industry peers. Strong free cash flow should support, in our view, shareholder-friendly actions such as share repurchases or accretive acquisitions. Splunk makes software that enables businesses to mine and make sense of burgeoning amounts of digital data. Analyzing this information helps businesses with problem diagnosis, root-cause analysis, pattern detection, proactive alerting, customer behavior analysis and fraud detection. We viewed Splunk as well positioned to benefit from the explosion in operational intelligence.

We sold the Fund's positions in application software developer Adobe Systems and Internet infrastructure services provider VeriSign. Adobe Systems grew outside of the mid-cap range criteria of the Fund, and so we eliminated the position. We exited the Fund's position in VeriSign because we believed its risk

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

profile increased given uncertainty over which government entity will hold ultimate responsibility for web domains. Additionally, we were concerned that VeriSign's profit margins may narrow.

The Fund's portfolio is built from the bottom up, based on the fundamentals of individual companies. Any changes in sector or industry weightings are the result of additions, trims, new positions or fully exited positions. On that basis, during the annual period, the Fund's weightings relative to the benchmark decreased in information technology and energy and increased compared to the benchmark in consumer discretionary. Relative to the benchmark, the Fund was overweight at the end of the period in information technology, health care and telecommunication services and was underweight in consumer discretionary, consumer staples and financials.

Looking Ahead

In our view, U.S. economic growth appears to be finally hitting its stride. While it is never clear sailing, we still see ample growth opportunities for the Fund in 2015. What we consider to be reasonable valuations and an improving economic backdrop in the U.S. currently support our expectations for another year of positive equity returns in 2015. At this time, we project double-digit earnings growth rates for the current holdings in the Fund's portfolio and believe multiples can hold, as they are consistent with long-term averages.

More specifically, we currently see the opportunity for upper single-digit U.S. equity market returns. Valuations are consistent with long-term averages and within typical ranges given modest levels of inflation. This has been the slowest economic recovery — in terms of GDP growth — in more than 50 years, following a recession. We believe we are still earlier in the cycle than the age of this recovery might otherwise suggest. We also do not see the leading indicators of recession, such as yield curve, inflation or capacity utilization, pointing to a downturn at this time. Key risks to our outlook are the slowing economic growth outlook in Europe and China and the impact that lower oil prices may have on certain emerging economies and oil-producing regions, including Russia. That said, we believe the recent actions taken to introduce stimulus in both Europe and China are encouraging.

In terms of the mergers and acquisitions (M&A) environment, we expect 2015 to continue the strong trends of 2014. Chief executive officer confidence is typically the most important element to a favorable M&A backdrop, while healthy balance sheets and access to low cost funding are also supportive. While we do not invest in businesses with M&A as a thesis, the elements of strong business franchises and favorable growth prospects that are core tenets of our investment philosophy are also quite often characteristics that acquirers seek out in targets. Indeed, we believe we were seeing numerous trends driving above average growth across a broad range of companies and across a wide spectrum of sectors and industries at the end of the annual period.

For example, in health care, we continue to have conviction that the Fund's investments have solid fundamentals supported by a range of industry trends, from health care reform to the advent of oncology active immune therapy. In information technology, we see significant shifts in architectures with the migration to cloud offerings continuing to take hold. We intend to be selective in owning the beneficiaries of these shifts while being mindful of what we are

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

paying for the growth. Security has been a priority for organizations for many years, but with recent high profile breaches and hacks, it is certainly top of mind for company leaders. Within consumer discretionary, we see the favorable U.S. economic outlook and lower energy prices supporting a number of retail holdings. The Fund's underweight in the sector is largely due to underexposure to media, where we see threats from the shift in user viewing habits and advertising spending away from traditional broadcast/cable TV. The Fund was underweight consumer staples at the end of 2014 as we see valuations as being rich relative to the respective long-term growth, though we have identified several companies benefiting from an increasing focus on health and wellness that we believe can drive above-average growth. Within energy, we are continuing to monitor for opportunities given the significant pullback. Finally, within industrials and materials, we are positive on improved spending in non-residential construction in North America. Non-residential spending is well below normalized levels of GDP and has been slower to recover this cycle, perhaps due to the slow recovery in jobs. However, with private employment now above previous peaks, we expect non-residential construction activity to improve in the coming years.

As always, the Fund consists principally of what we believe to be high quality companies that are well positioned within their industry.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Loomis Sayles Growth Fund

Performance Summary

>  Variable Portfolio — Loomis Sayles Growth Fund (the Fund) Class 2 shares returned 12.36% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05% during the same period.

>  While the Fund generated positive double-digit absolute returns, its underperformance relative to the benchmark can be attributed primarily to stock selection overall.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	12.61	14.48
Class 2	05/07/10	12.36	14.20
Russell 1000 Growth Index		13.05	17.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Loomis Sayles Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Loomis Sayles Growth Fund

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares gained 12.36%. The Fund modestly underperformed its benchmark, the Russell 1000 Growth Index, which rose 13.05% over the same period. While the Fund generated positive double-digit absolute returns, its underperformance relative to the benchmark can be attributed primarily to stock selection overall.

Proprietary Framework Drove Fund Results

We assumed management of the Fund on March 21, 2014. Markets in which the hallmarks of our strategy — quality, fundamentals and valuation — are rewarded may offer favorable conditions for our strategy. In our view, narrow, momentum-based markets wherein concentration in a few sectors tends to lead to outsized returns offer conditions that may be unfavorable. During the period from March 21, 2014 through December 31, 2014, the Fund lagged the benchmark due primarily to stock selection. Sector positioning is the result of our stock selection.

Over the long term, we believe that markets are efficient. Investors too focused on the short term can end up creating price inefficiencies by overreacting to company and economic information that we do not believe impacts long-term intrinsic value. While we believe that noisy stock prices will converge toward fundamentally-driven intrinsic value over time, daily, quarterly and even yearly price fluctuations obscure the value estimate of near-term stock prices, in our view.

Stock Choices Overall Hampered Fund Results

Stock selection in the health care, consumer discretionary and financials sectors detracted from the Fund's performance relative to the benchmark. The Fund's underweight allocation to the health care sector, which outpaced the benchmark during the reporting period, also hurt.

Among individual positions held in the Fund, Google, Amazon.com and Danone were the largest detractors during the reporting period. Global online search and advertising leader Google reported robust organic growth that was greater than the overall online advertising industry during the reporting period. Successes in areas such as mobile, video and online channels drove fundamentally strong revenue growth. Because the company is in a period of rapid investment to build out infrastructure for its cloud and core business on a global basis, capital expenditures remained elevated. Nevertheless, Google generated strong free cash flow and has a strong net cash position. Online retailer Amazon.com reported solid results with e-commerce and Amazon web services driving growth. Gross merchandise value steadily increased at more than double overall U.S. e-commerce growth, while a steady shift to higher margin categories, such as third-party sales, Amazon web services and advertising, drove gross margin

Portfolio Management

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari, CFA

Top Ten Holdings (%) (at December 31, 2014)
Cisco Systems, Inc.	5.6
Facebook, Inc., Class A	5.4
Visa, Inc., Class A	5.3
Oracle Corp.	4.7
Amazon.com, Inc.	4.4
QUALCOMM, Inc.	4.1
Monster Beverage Corp.	4.1
Procter & Gamble Co. (The)	3.6
Coca-Cola Co. (The)	3.4
Lowe's Companies, Inc.	3.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.6
Consumer Discretionary	9.7
Consumer Staples	15.9
Energy	2.9
Financials	5.4
Health Care	14.9
Industrials	6.4
Information Technology	43.4
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Loomis Sayles Growth Fund

expansion. However, a write-down on Amazon Fire negatively impacted its operating results during the reporting period. The company continues to make long-term investments and with year-end management guidance below expectations, short-term investor sentiment turned negative. Danone, a multi-national packaged goods company, posted a solid increase in revenues during the reporting period. However, its share price was negatively impacted by record milk price inflation, softness in the North American fresh dairy market, mixed performance in China's early nutrition business and slow progression in the stabilization of the fresh dairy market in Europe. Strong milk price inflation in virtually all markets since the summer of 2013 was somewhat offset by product price increases, particularly in emerging markets and Russia, but, in turn, these price increases muted volume growth. We believe these headwinds are short term in nature. In our view, Danone continues to focus on key growth and profitability priorities. We believe the investment thesis for Google, Amazon and Danone remain intact and that their shares currently continue to sell at a meaningful discount to our estimate of their intrinsic values.

Positioning in Energy, Consumer Staples and Information Technology Supported Performance

Partially offsetting relative underperformance was positive stock selection in information technology, industrials and energy. Having underweight allocations to energy and materials, which each lagged the benchmark, and overweight exposures to consumer staples and health care, which outpaced the benchmark during the reporting period, also aided Fund performance.

Among the top individual positive contributors to the Fund's results were Monster Beverage, Cisco Systems and Lowe's. Monster Beverage reported strong results throughout the reporting period, outpacing the category as a whole despite weakness in the global beverage industry. Its gross and operating margins improved. In mid-August 2014, Monster Beverage and Coca-Cola entered into a long-term strategic partnership that we believe should benefit both parties and meaningfully accelerate international growth for Monster Beverage. We further believe Monster Beverage remains well positioned to benefit from the secular growth of energy drinks around the world. Cisco Systems reported improving results, returning to growth in its largest and profitable switches business even as the company navigates a major new product transition and temporary weakness in emerging markets. Cisco Systems also reported increasing adoption of its next-generation software-defined networks solution. Improving gross margins and operating expense discipline delivered strong operating results. We believe the market underestimates Cisco Systems' ability to meet the demands for new product cycles. Home improvement retailer Lowe's reported strong revenue growth, except for early in the reporting period due to weather-related poor performance. Its same-store sales rebounded, and its professional customer segment drove solid growth in basket-size sales greater than $500, the fastest-growing category. Lowe's also continued to increase its competitiveness through its major multi-year productivity plan. We believe the company may well benefit from the recovery in the housing market where overall consumer expenditures have not yet returned to normalized levels. We believe Monster Beverage, Cisco Systems, and Lowe's continue to sell at meaningful discounts to our estimate of their intrinsic values.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Loomis Sayles Growth Fund

Bottom-Up Trade Decisions Drove Portfolio Changes

During the reporting period, we initiated a Fund position in Alibaba, the largest e-commerce company in China. We believe Alibaba is a high quality company whose network, brand recognition, scale and cost advantages are difficult to replicate over our investment time horizon. In our view, the long-term structural expansion of internet users and online shoppers, combined with overall increased retail consumption in China, should drive the company's secular growth. Based on our valuation analysis, Alibaba's shares were trading at a deep discount to our estimate of intrinsic value and offered a compelling reward-to-risk opportunity at the time of purchase. During the period, we sold the Fund's positions in CDK Global, a provider of commercial services to the automotive retail industry, and Diageo, an alcoholic beverage producer, because each reached our estimate of intrinsic value.

Sector positioning is the result of stock selection. Because of the very few changes to portfolio holdings, there were no material changes to sector allocation during the reporting period. We seek to enhance risk management by diversifying the business drivers to which the Fund's holdings are exposed, with no more than 15% to 20% exposure to any one driver. Examples include growth in e-commerce, increased consumer spending in emerging markets, the shift to outsourcing, and the aging population. Because business drivers are imperfectly correlated, the positive impact of one may offset the negative impact of another. In our view, this fosters more effective diversification of risk and helps us keep our attention focused on searching for those few stocks that meet our disciplined criteria. As of December 31, 2014, the Fund was diversified across 22 primary business drivers. The Fund's largest exposures were to growth in online advertising and to growth in consumer spending in emerging markets.

Based on stock selection decisions, the Fund was overweight relative to the benchmark in the information technology, consumer staples, health care and financials sectors at the end of the reporting period. The Fund was underweight relative to the benchmark in consumer discretionary, industrials, energy, materials, telecommunication services and utilities.

Looking Ahead

We remain committed to our long-term investment approach. We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. All aspects of our investment thesis must be present simultaneously for us to make an investment. Often, our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses seeking to take advantage of meaningful price dislocations if and when they occur. Ultimately, our job as the Fund's portfolio manager is to allocate capital to what we believe to be the most compelling reward-to-risk opportunities.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — MFS Value Fund

Performance Summary

>  Variable Portfolio — MFS Value Fund (the Fund) Class 2 shares returned 10.09% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index (the Russell Index), which returned 13.45% during the same period.

>  While the Fund generated solid absolute gains, its underperformance of the Russell Index can be attributed to both stock selection and sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	10.36	14.47
Class 2	05/07/10	10.09	14.19
Russell 1000 Value Index		13.45	16.15

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — MFS Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — MFS Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — MFS Value Fund

Portfolio Management

Massachusetts Financial Services Company

Nevin Chitkara

Steven Gorham

Top Ten Holdings (%) (at December 31, 2014)
JPMorgan Chase & Co.	4.3
Johnson & Johnson	3.5
Philip Morris International, Inc.	3.4
Wells Fargo & Co.	3.4
Pfizer, Inc.	2.8
Accenture PLC, Class A	2.3
Honeywell International, Inc.	2.2
3M Co.	2.1
United Technologies Corp.	2.1
Lockheed Martin Corp.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.5
Consumer Discretionary	10.9
Consumer Staples	13.1
Energy	5.9
Financials	26.1
Health Care	14.3
Industrials	16.3
Information Technology	7.0
Materials	2.2
Telecommunication Services	2.5
Utilities	0.2
Convertible Preferred Stocks	0.1
Industrials	0.1
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 10.09%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which gained 13.45% over the same period. While the Fund generated solid absolute gains, its underperformance of the benchmark can be attributed to both stock selection and sector allocation.

Equities Rose Amid Supportive Conditions

Early in the annual period, U.S. equities suffered what proved to be a temporary setback. The setback was driven by concerns over emerging markets as well as what was perceived at the time to be a pause in U.S. economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. U.S. equity markets soon recovered, as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed Federal Reserve (Fed) Chair Janet Yellen would not make any substantial changes to the trajectory of U.S. monetary policy.

A generally risk-friendly environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived, as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (ECB) cut its policy interest rates into negative territory. By the end of the annual period, expectations were for additional rate cuts and the announcement of non-conventional easing measures by the ECB. Similarly, the Bank of Japan surprised markets late in the annual period with fresh stimulus measures given lackluster growth trends in Japan. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the annual period, the U.S. equity market was trading close to all-time highs, and U.S. Treasury yields were close to their lows for the year. However, credit markets did not fare as well in the second half of 2014, particularly U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility, as oil prices began to decline in an accelerated fashion in the fourth quarter of 2014.

Stock Selection and Sector Allocation Hampered Results

The Fund underperformed the benchmark driven by a combination of challenging stock selection and underweight allocations to many higher yielding sectors, such as utilities and real estate investment trusts (REITs), that performed well in 2014. Stock selection and an underweight position in the strongly performing information technology sector further detracted from the Fund's

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — MFS Value Fund

relative results. Stock selection in the consumer staples sector also weighed on relative performance.

Among the Fund's biggest individual detractors were Philip Morris International, IBM and Diageo. Shares of tobacco company Philip Morris International lagged the benchmark. Its challenged results were driven by foreign currency headwinds and weaker than expected volumes in the Philippines and Japan, coupled with later significant weakness in Russia, which offset improvements elsewhere in the company's business. Despite its seemingly inexpensive valuation, shares of IBM declined, as the company missed its quarterly revenue forecasts due to a shortfall of sales and execution in its software and mainframe businesses. Lower-than-expected growth in emerging markets also pressured IBM's shares. Shares of Diageo declined after the world's largest spirits company reported lower than expected results, due to a slowdown in emerging markets, including China, Thailand and Nigeria. Continued deceleration in Diageo's North American business and foreign exchange pressures with the U.S. dollar strengthening significantly through the annual period also weighed on the company's performance.

Positioning in Energy, Industrials and Materials Aided Performance

Having an underweight allocation to the energy sector was the strongest positive factor boosting the Fund's relative results during the annual period. The energy sector underperformed the benchmark amid declining oil and other energy commodity pricing. Stock selection in the industrial goods and services and the basic materials industries also benefited the Fund's relative returns.

From an individual security perspective, the top contributors to the Fund's results included General Electric, Exxon Mobil and Lockheed Martin. Not owning conglomerate General Electric, which underperformed the benchmark during the annual period, contributed positively to the Fund's results. For General Electric, declines in the global energy commodity market, along with weaker global economic growth trends, weighed on its shares, as investors expected these factors to negatively impact the company's future results. General Electric's large size within the benchmark exacerbated its relative impact. Similarly, having an underweight position in integrated oil company Exxon Mobil contributed positively, as the company's production growth came in below expectations and capital expenditures moved higher, weighing on the company's share price during the annual period. These negative pressures were compounded by a significant decline in oil prices during the second half of 2014. A position in Lockheed Martin performed well. While revenue growth remained a challenge, better-than-expected margins for the aerospace and defense company more than offset its revenue headwinds, leading to results that exceeded expectations. Lockheed Martin's strong capital allocation policies remained in place and were also a helpful driver of its positive share price action.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in Texas Instruments. Texas Instruments is a technology stock that exhibits, in our view, a generally more stable demand profile within the sector given the company's specialized niche analog semiconductor product set coupled with what we believe is the company's strong management team focused on creating shareholder value over the long term. We added a Fund position in oilfield services provider

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — MFS Value Fund

Schlumberger during the annual period, as a sell-off in the energy sector provided an opportunity to establish positions in higher quality energy companies that we have followed for years but whose valuations had been too expensive to fit within our strategy.

We eliminated shares of Intel and Moody's during the annual period in order to redeploy capital to other ideas where we had more conviction in the relative risk/reward profile of the business.

From a sector perspective, the Fund's exposure to financials increased during the annual period, and its exposure to the consumer staples and telecommunication services sectors decreased. Relative to the benchmark at year-end 2014, the Fund was overweight in the industrials, consumer staples and consumer discretionary sectors and was underweight in the utilities, energy and financials sectors.

Looking Ahead

We believe investors will likely continue to keep a close eye on revenue and earnings growth should the global economy continue to improve to support the more fully valued valuations seen at the end of the annual period. Going forward, we intend to maintain our focus on seeking to identify high quality companies trading at what we consider to be attractive valuations, while being mindful of downside protection.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Mondrian International Small Cap Fund

Performance Summary

>  Variable Portfolio — Mondrian International Small Cap Fund (the Fund) Class 2 shares returned -5.98% for the 12-month period that ended December 31, 2014.

>  The Fund modestly underperformed its benchmark, the MSCI World ex U.S. Small Cap Index (Net), which returned -5.34% during the same period.

>  The Fund's relative underperformance is attributable primarily to asset allocation decisions, which more than offset the positive contributions of currency effects and stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	-5.74	10.14
Class 2	05/07/10	-5.98	9.84
MSCI World ex U.S. Small Cap Index (Net)		-5.34	9.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World ex U.S. Small Cap Index (Net) is composed of stocks which are categorized as small capitalization stocks. The MSCI World ex U.S. Index is a market capitalization-weighted index designed to measure equity performance in 22 global developed markets, excluding the U.S.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World ex U.S. Small Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Mondrian International Small Cap Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Mondrian International Small Cap Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Mondrian International Small Cap Fund

The Board of Trustees of the Fund has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated. Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about May 1, 2015, at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investment in the Fund at any time prior to the date of liquidation.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -5.98%. The Fund modestly underperformed its benchmark, the MSCI World ex U.S. Small Cap Index (Net), which returned -5.34% over the same period. The Fund's relative underperformance is attributable primarily to asset allocation decisions, which more than offset the positive contributions of currency effects and stock selection.

Weak Economic Fundamentals Weighed On International Equities

Global demand was depressed during the annual period by the synchronized deleveraging across major regions in the developed world, where debt overhang remained despite multi-year austerity packages. This forced policy makers to continue to pursue both conventional and unconventional measures to balance stimulating economic growth and managing indebtedness. Weak economic fundamentals weighed on international equity markets throughout the annual period, and rising risk aversion led to a rally in the U.S. dollar versus most major currencies.

Asset Allocation Dampened Fund Performance

The Fund underperformed the benchmark due primarily to asset allocation decisions. Currency effects and stock selection overall contributed positively.

By country, having an underweighted exposure to Japan, which outpaced the benchmark during the annual period, hurt, partially offset by yen depreciation. Stock selection in the U.K. and Singapore also detracted from the Fund's results during the annual period. Such detractors were partially offset by the positive contributions of effective stock selection in Australia, the Netherlands, France and Germany.

Sector and industry allocations are a residual of stock selection decisions and are not a meaningful component of our active management strategy. Our stock selection decisions are based on assessment of underlying top-down macro, industry and currency factors as well as bottom-up company related factors. Thus focusing on individual holdings, the Fund's top detractors during the annual period were German construction and engineering firm Bilfinger, Singapore-based energy

Portfolio Management

Mondrian Investment Partners Limited

Dr. Ormala Krishnan

Frances Cuthbert, CFA

Aidan Nicholson, CFA

Top Ten Holdings (%) (at December 31, 2014)
Symrise AG (Germany)	3.7
Croda International PLC (United Kingdom)	3.6
Christian Hansen Holding A/S (Denmark)	3.1
CapitaMall Trust (Singapore)	2.9
Rotork PLC (United Kingdom)	2.7
MTU Aero Engines AG (Germany)	2.6
Victrex PLC (United Kingdom)	2.5
Boskalis Westminster NV (Netherlands)	2.2
SIA Engineering Co., Ltd. (Singapore)	2.2
Bodycote PLC (United Kingdom)	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Mondrian International Small Cap Fund

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.4
Consumer Discretionary	11.5
Consumer Staples	2.2
Energy	3.7
Financials	9.3
Health Care	5.5
Industrials	38.4
Information Technology	10.1
Materials	14.0
Telecommunication Services	1.4
Utilities	2.3
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Country Breakdown (%) (at December 31, 2014)
Australia	4.9
Canada	4.5
Denmark	3.1
France	8.7
Germany	13.9
Hong Kong	5.7
Ireland	1.5
Japan	7.1
Netherlands	2.1
New Zealand	2.5
Singapore	11.6
Spain	0.8
Sweden	1.5
Switzerland	2.1
United Kingdom	28.4
United States(a)	1.6
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

equipment and services firm Ezra and U.K. machinery company Fenner. We sold the Fund's position in Bilfinger due to a change in the market outlook. Bilfinger has a significant exposure to industries that face the threat of rising competitiveness posed by U.S. counterparts due to cheap sources of shale gas, which, in our view, is likely to increase its downside risk and long-term dividend policy. We trimmed the Fund's positions in Ezra and Fenner by the end of the annual period.

Conversely, positions in German chemicals company Symrise, Japanese auto components company Nifco and Denmark-based chemicals company Christian Hansen were the top positive contributors to the Fund's relative results during the annual period. We maintained the Fund's positions in all three holdings at the end of the annual period.

Stock-Specific Purchases and Sales Drove Portfolio Changes

During the annual period, we initiated a Fund position in Nexteer Automotive, a Hong Kong-based global supplier of automotive steering systems and driveline systems. Steering systems determine a driver's control, comfort and experience; Nexteer Automotive's pedigree and close collaboration with customers to provide customized, integrated solutions represented, in our view, a competitive advantage and barriers to entry. We believed the company stands to benefit from increasing car ownership and penetration of electronic power steering, which may drive earnings growth to support its progressive dividend policy.

We established a Fund position in Sarine Technologies, a Singapore-listed world leader in the production of precision technology products for the processing of diamonds and gemstones. Strong and resilient demand for diamonds, what we consider to be Sarine Technologies compelling value proposition that allows diamond manufacturers to optimize the value of rough diamonds, a growing recurring revenue stream, a well-capitalized balance sheet and high cash conversion together underpinned the company's progressive dividend policy, in our view.

Another new purchase for the Fund was Stabilus, a Germany-based global market leader in the design and manufacture of gas springs used in the automotive and transportation sector as well as a wide range of industrial applications. In our view, automation of its production, scale and continual innovation help ensure cost competitiveness and a broader product offering at superior quality. Light vehicle production growth, increasing content per vehicle and increased use of gas springs in industrial applications should help support Stabilus' revenue, earnings and dividend growth.

In addition to the sale of Bilfinger, already mentioned, we exited the Fund's positions in France's Neopost and Norway's Farstad Shipping. We sold Neopost, as we expected its traditional, highly cash-generative business to face mounting challenges. We eliminated the Fund's position in Farstad Shipping because we expected the company to face heightened competition due to an increased likelihood that higher cost, offshore production would be curtailed following the oil price slump of 2014.

At the end of the annual period, the Fund was most overweight relative to the benchmark in Singapore, Germany, the U.K., France, Hong Kong/China, New Zealand and Denmark and was most underweight in Japan, Canada, Italy,

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Mondrian International Small Cap Fund

Sweden, Switzerland, Norway, Belgium, Spain and Finland. The Fund was rather neutrally weighted to the other markets comprising the benchmark at the end of the annual period.

Looking Ahead

At the end of the annual period, our portfolio strategy included maintaining an overweight allocation to the U.K. Like the U.S., we believe growth in the U.K. is unlikely to deviate significantly from its trend growth. The U.K. is a relatively open economy that is exposed to weakness in the Eurozone. In our view, this is likely to keep corporate investment spending modest. Further, availability of labor in other European countries is likely to suppress wage growth in the U.K., which could put a lid on household consumption. Within the Fund, the U.K. portfolio was primarily focused at the end of the annual period on the industrial services industry and, in particular, high-end engineering companies that manufacture customized finished products or provide services critical within supply chains. In our view, these companies have defensive revenue streams dependent on non-discretionary spending and are thus less exposed to the cyclicality of the capital expenditure cycle. Their businesses are driven by preventive maintenance and replacement related demand, generating sustainable cash flow to support both growth and their long-term progressive dividend payouts. We believe these companies have demonstrated that they can provide some stability to the Fund's performance.

As for the Eurozone, its weak growth was for a long time flattered by its primary growth engine, Germany. However, Germany is now facing cyclical challenges. Growth in exports of capital goods has seemingly plateaued due to sluggish internal and external growth. Exports in autos have slowed due to austerity in China as well as to the tapering of a cyclical recovery in auto demand in the U.S. on the back of inexpensive financing. The much-anticipated growth in household consumption in Germany is, in our view, likely to disappoint given lack of wage growth due to the availability of labor in other European markets. Despite the backdrop of sluggish economic growth in the Eurozone, we believe we have identified some attractive stocks in the region from a bottom-up perspective. At the end of the annual period, we intended to maintain the Fund's overweight positions in France and Germany. As in the U.K., the German segment of the Fund's portfolio is focused on high-end engineering companies that are dominant in their respective niches and that have a globally diversified revenue base. There was also significant exposure to companies in the automotive supply chain within the Fund's German holdings. We believe these companies benefit from rising penetration in innovative technologies and automotive electronics. We believe these companies may also benefit from a rise in spending on automation in the assembly process, which allows auto original equipment manufacturers to meet tighter regulatory and emissions standards, differentiate themselves and retain competitiveness in an environment with rising competition. The French segment of the Fund's portfolio is focused predominantly on export-oriented companies in industries with long-term cash flow generation visibility.

At this time, we intend to maintain the Fund's overweight allocation to Asia ex-Japan, particularly in Hong Kong and Singapore. We believe these two economies are beneficiaries of intra-Asian trade and cyclical and structural

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Mondrian International Small Cap Fund

growth in their respective domestic economies. In this region, the Fund's portfolio is primarily invested in the industrial and services sectors.

At the end of the annual period, we expected to maintain the Fund's underweight to Japan. At the stock level, we find that Japanese small-cap companies focused on enhancing shareholder value tend to be exporters, which are exposed to movements in the yen. In much of the domestic sector, which tends to be shielded from movements in the yen, corporate governance remains weak and management is generally not aligned to shareholder interests. Nonetheless, we continue to monitor new opportunities in the Japanese equity market in areas focused on robotics in process automation and the medical industry, on enhanced connectivity related to the manufacturing process with applications to increase factory productivity and reduce supply chain costs, and on waste management. At the end of the annual period, the Fund's Japanese portfolio was targeting companies with progressive dividend policies, geographical diversification and a cost efficient production model that may be globally diversified, utilizing outsourced production to low cost countries or that are procuring components for low cost countries for domestic assembly to help insulate operating profits from movements in the yen.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance Summary

>  Variable Portfolio — Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares returned 13.81% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index, which returned 15.89% during the same period.

>  While producing solid double-digit absolute gains, the Fund's relative underperformance can be attributed primarily to top-down global allocation and having a position in cash during a period when the global real estate equity market rallied.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	14.14	11.16
Class 2	05/07/10	13.81	10.87
FTSE EPRA/NAREIT Global Developed Real Estate Index		15.89	13.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The FTSE EPRA/NAREIT Global Developed Real Estate Index is a global free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Morgan Stanley Global Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Morgan Stanley Global Real Estate Fund

At December 31, 2014, approximately 92% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 13.81%. The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index, which returned 15.89% over the same period. While producing solid double-digit absolute gains, the Fund's relative underperformance can be attributed primarily to top-down global allocation and having a position in cash during a period when the global real estate equity market rallied.

Global Real Estate Securities Gained Amid Strong Demand

Within the global real estate securities market, each of the major regions — Europe, Asia and North America — experienced gains and outperformed their respective broader equity markets during the annual period.

Strong demand for core assets at valuations that demonstrated investor acceptance of low expected returns as well as investors' search for yield influenced share prices in 2014. At the same time, however, share prices appeared to fluctuate alongside renewed downward pressure on yields for prime assets due in part to lower sovereign yields. The U.S. real estate equity market posted the best returns based upon significant transaction activity, demonstrating, in our view, improved private market values, strong operating fundamentals, lower interest rates and strength of the U.S. dollar.

Allocation Decisions Dampened Fund Performance

The Fund underperformed the benchmark during the annual period due primarily to top-down global allocation. Performance within the U.S. and European regional portfolios contributed positively, but the allocation to Asian real estate equities detracted. Having an allocation to cash during a period when the global real estate equity market rallied also detracted.

While stock selection in the U.S. contributed positively to relative results, an underweight to the U.S. detracted. In Asia, the Fund benefited from an overweight to Hong Kong, but this was more than offset by weak stock selection in Japan. In Europe, the Fund benefited from stock selection within and an overweight to the U.K. as well as from effective stock selection in the Netherlands. However, this was partially offset by stock selection in Sweden, which detracted.

More specifically, the Fund was underweight the U.S. With asset values for high quality assets having fully recovered to a level, on average, 15% in excess of their all-time peak levels achieved in 2007, the overall real estate investment trust (REIT) market ended the annual period at approximately a 5% premium to net asset values (NAVs). Within the U.S., our company-specific research led us to an

Portfolio Management

Morgan Stanley Investment Management, Inc.

Theodore Bigman

Michiel te Paske

Sven van Kemenade

Angeline Ho

Bill Grant

Top Ten Holdings (%) (at December 31, 2014)
Simon Property Group, Inc. (United States)	6.1
Equity Residential (United States)	4.2
Sun Hung Kai Properties Ltd. (Hong Kong)	3.8
Host Hotels & Resorts, Inc. (United States)	3.7
Vornado Realty Trust (United States)	3.7
AvalonBay Communities, Inc. (United States)	3.2
Mitsubishi Estate Co., Ltd. (Japan)	3.1
Mitsui Fudosan Co., Ltd. (Japan)	3.0
Public Storage (United States)	2.6
General Growth Properties, Inc. (United States)	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	99.2
Consumer Discretionary	2.3
Financials	96.8
Diversified REITs	11.9
Health Care REITs	3.9
Hotel & Resort REITs	4.3
Industrial REITs	3.2
Office REITs	8.1
Residentials REITs	10.8
Retail REITs	27.6
Diversified Real Estate Activities	15.8
Real Estate Development	0.9
Real Estate Operating Companies	10.2
Health Care	0.1
Money Market Funds	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Country Breakdown (%) (at December 31, 2014)
Australia	5.6
Austria	0.1
Brazil	0.5
Canada	2.2
China	0.3
Finland	0.3
France	2.9
Germany	1.5
Hong Kong	11.1
Ireland	0.1
Italy	0.1
Japan	12.7
Netherlands	0.8
Norway	0.2
Singapore	2.6
Spain	0.1
Sweden	0.7
Switzerland	0.6
United Kingdom	6.9
United States(a)	50.7
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

overweight in a group of companies focused on the ownership of high quality malls, apartments, upscale hotels, central business district office assets and a number of out-of-favor companies. Our research led to an underweight in companies concentrated in the ownership of health care and net lease assets. For the annual period, the Fund benefited from an underweight to and stock selection in the net lease sector, an overweight to the apartment sector and stock selection in the shopping center sector. Such positive contributors were partially offset by stock selection in the hotel, health care and secondary central business district/suburban office sectors, which detracted.

In Asia, Hong Kong real estate operating companies (REOCs) represented the most significant overweight in the Fund. We believe these stocks offer highly attractive value given the wide discrepancy between public and private valuations and relative to other publicly-listed property markets. We believe the significant share price discounts more than reflect any potential downside risks in operating fundamentals and asset values. We further believe the stocks offer attractive risk-adjusted upside potential. Moreover, as the Hong Kong REOCs maintain modest leverage levels, the discounted valuations are further accentuated, and company balance sheets may be less vulnerable to higher interest rates. In our view, Japan REOCs offer attractive value vs. the Japanese REITs but continue to experience significant volatility as investors assess the likelihood of success of quantitative easing implemented by the Bank of Japan (BoJ). There are expectations for continued upside to asset values from depressed levels, and it is notable, in our view, that current NAVs are based on cash flows that are near cyclical lows. The Japanese REITs sustained their significant NAV premiums after aggressive easing by the BoJ and were trading at the largest share price premiums globally at the end of the annual period. We believe it is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in central Tokyo, benefited from stronger operating fundamentals as compared to the generally lower quality asset portfolios of the Japanese REITs. As a result, we believe the valuations for the Japan REOCs are more attractive relative to the prevailing valuations for the Japanese REITs. At the end of the annual period, the Fund remained overweight to REOCs and underweight REITs within Japan. The Fund was also underweight Australia and Singapore REITs based on relative valuation.

In Europe, U.K. property stocks ended the annual period trading at par to NAVs, while stocks on the Continent traded at premiums to NAVs. In our view, the U.K. companies offered attractive value given prospects for continued NAV growth. Prime assets in London have been attracting significant foreign investment demand, and there has been strength in operating fundamentals. The strength of investment demand also spread beyond London. The Continent, however, was less attractive on a relative basis overall given limited upside potential to asset values due to weak operating fundamentals, a lackluster economy and a lack of a downward adjustment to asset values during the recession. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the Continent. As a result, in our view, the Continent remained less attractive relative to the U.K., and so within Europe, the Fund remained overweight in the U.K.

From an individual security perspective, the three strongest contributors to the Fund's relative results during the annual period were overweight positions in

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Equity Residential and AvalonBay Communities and avoiding a position in American Realty Capital Properties. Overweight positions in Sumitomo Realty & Development, Mitsui Fudosan and Mitsubishi Estate detracted most from the Fund's relative performance during the annual period.

Value-Oriented Discipline Drove Portfolio Changes

The purchases and sales we carried out in the Fund during the annual period were based on a strict value-oriented discipline. Typically, we sell a security if stock valuations shift to the point where the position no longer represents what we believe is an attractive relative valuation opportunity versus the underlying value of its assets or vs. other securities in the universe. Similarly, a purchase may be executed when the specific holding represents an attractive relative valuation opportunity vs. the underlying value of its assets or vs. other securities in the universe.

During the annual period, the Fund's allocations to the diversified and office sub-sectors increased and its exposure to the health care and retail sub-sectors decreased. From a country perspective, the most significant changes to the Fund's weightings during the annual period were increases in allocations to Japan and Canada and decreases in exposure to Australia and the U.S.

At the end of the annual period, the Fund was most overweight relative to the benchmark in the lodging/resorts, diversified and retail sub-sectors. The Fund was most underweight relative to the benchmark in the health care, industrial and office sub-sectors and was rather neutrally weighted to the residential, mixed industrial/office and self-storage sub-sectors. From a country perspective, the Fund was most overweight relative to the benchmark in Hong Kong and Japan at the end of the annual period and was most underweight relative to the benchmark in the U.S. and Canada. The Fund was rather neutrally weighted the remaining markets of the benchmark, but held no positions in New Zealand, Belgium, Greece or Israel at the end of 2014.

Looking Ahead

We remain committed to our core investment philosophy as a real estate value investor. This typically results in the ownership of stocks whose share prices may provide real estate exposure at what we consider to be the best valuation relative to their underlying asset values, while maintaining portfolio diversification.

At the end of the annual period, the Fund's portfolio was comprised of three regional portfolios with a global allocation that weighted each of the major regions — North America, Europe and Asia — based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Our company-specific research led us to specific preferences for sub-segments within each of the real estate sub-sectors and countries. For the annual period ended December 31, 2014, the Fund was overweight the Asian-listed property sector and underweight the European-listed and U.S.-listed property sectors. As always, key considerations that affect the positioning of the Fund's portfolio include prospects for underlying property fundamentals, including new supply, tenant demand and vacancy levels. Other considerations include cash flows, prospects for the underlying value of the companies' assets, balance sheet positioning, access to capital and the attractiveness of each company's share price valuation relative to these considerations and relative to other securities in the investment universe.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

We maintain strong conviction in our value-oriented, bottom-up driven investment strategy, which is focused on investing in stocks offering exposure to the direct property markets at the best relative valuations. Regardless of any short-term trends, we remain committed to our value-oriented, bottom-up driven investment strategy as we position the Fund's portfolio for the long term.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — NFJ Dividend Value Fund

Performance Summary

>  Variable Portfolio — NFJ Dividend Value Fund (the Fund) Class 2 shares returned 9.54% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 13.45% during the same period.

>  While generating solid absolute returns, the Fund underperformed on a relative basis due both to sector allocation and stock selection decisions.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	9.75	14.39
Class 2	05/07/10	9.54	14.11
Russell 1000 Value Index		13.45	16.15

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — NFJ Dividend Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — NFJ Dividend Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — NFJ Dividend Value Fund

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares gained 9.54%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which rose 13.45% over the same period. While generating solid absolute returns, the Fund underperformed on a relative basis due both to sector allocation and stock selection decisions.

U.S. Equities Rewarded Investors In 2014

U.S. equity investors were rewarded in 2014. The S&P 500 Index, representing the U.S. equity market, returned 13.69% for the calendar year. Four positive quarters in 2014 resulted in a third consecutive year of strong double-digit gains. Record cash flow, positive earnings and low interest rates helped support stocks. The stock market rebounded sharply in October 2014 after falling more than 7% during a stretch of apprehensiveness that included an Ebola outbreak. The October 2014 employment report helped jolt the rebound, as unemployment fell to 5.8%, the lowest level in five years.

Results were positive across all U.S. equity market capitalization segments. Larger capitalization stocks outperformed smaller capitalization names. Within the benchmark, dividend-paying securities fell behind non-dividend payers by more than 3% for the year. Reversing their historical trend, lower quality stocks, outperformed higher quality names. The benchmark's strong absolute return during the annual period was marked by high dispersion among sector returns. Divergent market performance during the annual period was tied, in part, to a sizable drop in oil prices. At the biannual meeting of OPEC nations on November 27, 2014, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent U.S. crude oil to a five-year low of $53 per barrel, down approximately 46% for the year. Companies in the benchmark's energy sector participated in the sell-off, dipping 7.8%, while information technology surpassed all sectors in the benchmark by gaining 28.8% during the calendar year.

Sector Allocation and Stock Selection Hampered Fund Results

The Fund posted strong positive absolute returns during the annual period. On a relative basis, however, the Fund underperformed the benchmark, with results attributable to sector allocation and, to a lesser degree, to stock selection. More specifically, overweight allocations to energy and telecommunication services, which each lagged the benchmark during the annual period, dampened results. Stock selection in the consumer discretionary, information technology and materials sectors also detracted from the Fund's relative results.

Portfolio Management

NFJ Investment Group LLC

Morley Campbell, CFA

Benno Fischer, CFA

L. Baxter Hines, CFA

Paul Magnuson

R. Burns McKinney, CFA

John Mowrey, CFA

Thomas Oliver, CFA, CPA

Jeff Reed, CFA

Top Ten Holdings (%) (at December 31, 2014)
Ford Motor Co.	4.4
JPMorgan Chase & Co.	4.4
Baxter International, Inc.	4.3
Wells Fargo & Co.	4.3
AT&T, Inc.	4.0
ConocoPhillips	4.0
MetLife, Inc.	4.0
Total SA, ADR	3.6
PNC Financial Services Group, Inc. (The)	2.4
American Electric Power Co., Inc.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — NFJ Dividend Value Fund

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	96.5
Consumer Discretionary	8.4
Consumer Staples	2.0
Energy	13.1
Financials	24.7
Health Care	15.6
Industrials	5.9
Information Technology	11.5
Materials	5.4
Telecommunication Services	5.7
Utilities	4.2
Money Market Funds	3.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

From an individual security perspective, the holdings that detracted most from the Fund's relative results during the annual period were gold miner Barrick Gold, integrated oil company Total and pharmaceuticals company GlaxoSmithKline. Weak gold prices cut into Barrick Gold's share price in 2014. The world's largest gold producer suspended operations at its Pascua Lama project in light of gold's protracted price decline, improving its free cash flow outlook. Shares of Barrick Gold continued to edge lower on reduced production estimates and the fact that it was no longer trading at a low valuation. We initiated the sale of Barrick Gold shares toward the end of 2014 based on poor price momentum and valuation characteristics. Total, one of the largest publicly-traded oil companies in the world, struggled during the year, as oil prices plummeted. Total's high proportion of assets being concentrated in Africa and the Middle East exacerbated its stock price decline, as geopolitical factors and the rising U.S. dollar weighed on the region. A new purchase for the Fund during the annual period, GlaxoSmithKline, subsequently came under some pressure due to competitive factors pertaining to a key respiratory drug and allegations of bribery by Chinese authorities. The stock traded at what we considered to be an attractive valuation when we purchased shares in May 2014 and offered the highest dividend yield in its industry. During the third quarter of 2014, GlaxoSmithKline reduced its full-year earnings forecast and was found guilty of bribery charges in China. Additional pressure was put on its share price due to the strengthening U.S. dollar, as approximately 60% of the company's sales are outside the U.S.

Stock Selection in Industrials, Consumer Staples and Health Care AIded Relative Results

Conversely, the strongest contributing sectors to the Fund's relative results during the annual period were industrials, consumer staples and health care, as driven by effective stock selection. The Fund's overweight allocation to information technology and underweight allocations to industrials and consumer discretionary also contributed positively to relative results.

The Fund's greatest contributors to relative results were integrated oil company Exxon Mobil, pharmaceuticals company AstraZeneca and semiconductor bellwether Intel. Not owning Exxon Mobil was the greatest contributor to the Fund's relative results, as the stock underperformed the benchmark during the annual period. Shares of AstraZeneca climbed, benefiting in part from Pfizer's unsolicited bid to acquire the company during the annual period. After its valuation increased to what we considered to be unfavorable levels, we sold the Fund's position in AstraZeneca. Shares of Intel soared during the annual period, reaching a 10-year high during the first quarter of 2014. The company raised its second quarter earnings expectations due to stronger than anticipated personal computer demand from businesses, its largest revenue source. Under chief executive officer Brian Krzanich's leadership, Intel has strengthened its servers business and refocused on responsiveness to consumer demands. The company's share price climbed to levels not seen since 2001 in the fourth quarter of 2014 on improved sales guidance for fiscal 2014 and board approval of a 6.7% increase to Intel's annual dividend.

Bottom-Up Stock Selection Drove Portfolio Changes

We initiated 11 buys and completed 11 sells within the Fund in 2014. To name just a few, we initiated a Fund position in Macy's and reduced exposure to an

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — NFJ Dividend Value Fund

information technology stock in a swap that reduced the Fund's forward earnings multiple. Macy's also increased its quarterly dividend by 25% in 2014 for two consecutive years of 25% dividend hikes. Additionally, after valuations for a consumer staples holding rose to less attractive levels, we sold the position and purchased shares of utility company Public Service Enterprise Group, which traded at what we perceived to be favorable valuations relative to the multi-utilities median. The company also maintains strong operating and balance sheet metrics.

SLM, also known as Sallie Mae, spun off Navient as its Federal Family Education Loan Program during the year. As SLM has not stated intention of paying a dividend, and Navient trades at 8.0x earnings while offering a 3.6% yield, we completed the sale of SLM and increased the Fund's position in Navient. We sold the Fund's position in Microsoft after its stock hit a five-year high on a forward price/earnings basis. We swapped out of the name after identifying what we believed was a more attractively valued company within the information technology sector.

As a result of these bottom-up stock selection decisions, the Fund's allocations to health care, telecommunication services, utilities and consumer discretionary increased and its allocations to consumer staples, information technology, energy and industrials decreased during the annual period. At the end of the annual period, the Fund was most overweight relative to the benchmark in the telecommunication services, materials, information technology, health care, energy and consumer discretionary sectors and was most underweight in the consumer staples, financials, industrials and utilities sectors.

Looking Ahead

Our investment philosophy has remained the same since our firm's founding in 1989. That philosophy is based on robust research showing deep value stocks that pay a dividend outperform indices over broad market cycles. We intend to remain true to that philosophy in 2015, targeting deep value stocks that have quality balance sheets and pay a dividend. As a deep value manager, we expect to trade at a valuation discount relative to the benchmark. Consistent with that philosophy, the Fund was trading at a forward price/earnings ratio of 13.0 versus a forward price/earnings ratio of 15.4 for the benchmark as of December 31, 2014. Additionally, as an investment manager focused on dividend paying companies with strong balance sheets, we look to provide a strong dividend yield in 2015. The Fund provided a 3.1% yield vs. a yield of 2.3% for the benchmark as of December 31, 2014. Relative to the benchmark, we are currently looking to maintain that dividend premium into 2015. Furthermore, in a market environment wherein the Federal Reserve may pull back its stimulus efforts, we expect strong fundamental companies to return to favor. We believe our emphasis on fundamentals and dividends is positioned for robust performance in such environments.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Summary

>  Variable Portfolio — Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares returned 10.15% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05% during the same period.

>  While producing solid absolute gains, the Fund's relative underperformance was driven primarily by stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	10.40	15.49
Class 2	05/07/10	10.15	15.19
Russell 1000 Growth Index		13.05	17.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Nuveen Winslow Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Portfolio Management

Winslow Capital Management LLC

Clark Winslow

Justin Kelly, CFA

Patrick Burton, CFA

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	5.4
Visa, Inc., Class A	4.1
Union Pacific Corp.	4.0
Celgene Corp.	2.7
Priceline Group, Inc. (The)	2.4
Twenty-First Century Fox, Inc., Class A	2.4
Monsanto Co.	2.3
McKesson Corp.	2.2
Gilead Sciences, Inc.	2.1
Facebook, Inc., Class A	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	99.0
Consumer Discretionary	20.8
Consumer Staples	3.4
Financials	5.3
Health Care	18.8
Industrials	11.1
Information Technology	33.8
Materials	4.2
Telecommunication Services	1.6
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 10.15%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which rose 13.05% over the same period. While producing solid absolute gains, the Fund's relative underperformance was driven primarily by stock selection.

A Challenging Environment for Active Managers Despite Equity Gains

The U.S. equity markets in 2014 were consistent with our expectations. In the beginning of 2014, we believed that, despite exceptionally strong absolute and relative returns in 2013, U.S. equity markets remained attractively valued and compelling relative to their international counterparts. The key surprise for 2014 was the collapse of inflation expectations, first manifesting itself in the decline of developed nation bond yields and then in the halving of the price of oil from its calendar year peak in June 2014.

Also unexpectedly, active equity management was challenged. Absolute returns remained compelling, but the vast majority of active managers underperformed their benchmarks. There were two primary reasons for the lagging relative performance. In the spring of 2014, the markets sold high growth stocks irrespective of fundamentals. This type of disconnection virtually always presents a short-term challenge for fundamentally focused managers. The six-week spring period was followed by one in which the dispersion of returns narrowed to nearly its lowest level in the last 25 years. In other words, better earnings did not distinguish stock performance. Ultimately, stock prices are a discounting mechanism for future earnings and cash flow. Thus, longer-term earnings growth differentials will be reflected in stock prices. In our view, the key for active managers is to get the earnings right and then be patient with the market.

Favorable Stock Selection Boosted Fund Performance

The Fund's relative performance during the annual period was driven primarily by stock selection. Stock selection in the consumer discretionary, health care and energy sectors detracted most from relative returns. Having overweight allocations to consumer discretionary which lagged the benchmark during the annual period, also hurt. Such detractors were partially offset by the positive contributions of effective stock selection in the industrials, telecommunication services and financials sectors. Having an overweight allocation to health care, which outpaced the benchmark during the annual period, and having an underweight exposure to energy, which lagged the benchmark during the annual period, also added value.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

The biggest individual detractors from the Fund's annual results were Concho Resources, Amazon.com and ARM Holdings, each of which generated negative returns. Concho Resources is an independent oil and gas producer with assets in the Delaware Basin of Texas. The company plans to double its production over the next three years. We reduced the Fund's position in the stock by the end of the annual period, as we believe the company is likely to struggle given recent declines in oil and gas prices, despite what we consider to be its strong growth profile. E-commerce retailing giant Amazon.com enjoyed revenue growth of about 25% during the annual period, but profitability was elusive. Certain investments, such as those in web services and fulfillment centers, generated solid returns, but investments in international markets have thus far brought uninspiring results. Amazon.com management has a long-term focus, and we expect more disciplined spending patterns from the company in 2015, potentially leading to better earnings growth. ARM Holdings licenses technology used by semiconductor companies serving the mobile phone, digital TV and other markets. Its stock lagged in 2014 due to slower than anticipated penetration of the 4G smartphone in China and due to a 3G smartphone inventory correction, resulting in the company's royalty revenue growth slowing. We expect its royalty growth rate to meaningfully accelerate in 2015 should ARM Holdings' new technology take share in the smartphone market.

Among the Fund's individual holdings, Union Pacific, Alibaba and Delta Airlines were top contributors to the Fund's relative results. Union Pacific, a railroad and freight services provider, benefited from robust rail volumes. It also benefited from price increases that were above the level of inflation and that facilitated operating margin expansion for the company. In September 2014, the Fund participated in the Initial Public Offering (IPO) of Chinese online and mobile commerce company Alibaba at $68 per share. We had followed the company for years and met with Alibaba senior management throughout the summer. Its shares rose significantly since its IPO. Delta Airlines benefited from robust demand for air travel on its routes and disciplined pricing in the industry. The decline in oil prices during the second half of 2014 only further benefited the airline, as fuel is one of the largest expenses for the industry.

Purchases and Sales Drove Fund Portfolio Changes

In addition to initiating a position in Alibaba, already mentioned, we re-established a Fund position in Chipotle Mexican Grill on relative price weakness in the spring of 2014. The restaurant chain was achieving double-digit same-store sales growth as a result of throughput initiatives implemented earlier in 2014. These initiatives helped reduce wait time for customers and allowed higher sales during peak traffic times.

During the annual period, we sold the Fund's position in Qualcomm. Qualcomm designs and manufactures digital semiconductors for the mobile industry. After successfully holding the stock for more than a decade, we eliminated the position as we saw slowing growth for the company's products. We also sold the Fund's position in Pioneer Natural Resources, an oil and natural gas company, to reduce the Fund's exposure to energy given the potential for a continued decline in crude oil prices. Indeed, by the end of the annual period, we sold all of the Fund's energy holdings.

From a sector perspective, the Fund's exposures to the information technology, health care and consumer staples sectors increased and its allocations to energy

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

and consumer discretionary decreased during the annual period. At the end of the annual period, the Fund remained overweight in three sectors that we view as disproportionately driven by U.S. gross domestic product (GDP) growth — information technology, health care and consumer discretionary. The Fund was rather neutrally weighted compared to the benchmark in the materials, financials, telecommunications services and utilities sectors. The Fund was underweight the industrials and consumer staples sectors relative to the benchmark at the end of the annual period, the latter because we believe it continues to experience disappointing revenue growth. The Fund had no exposure at all to the energy sector at the end of the annual period given the current commodity price climate.

Looking Ahead

In our view, the U.S. economy has the potential to be the global growth leader in 2015, led by a resurging U.S. consumer. Consensus expectations are for 3% GDP growth in the U.S. for 2015. To us, this seems achievable given the 5% GDP growth number achieved in the third quarter of 2014. Easy comparisons will likely help in the first half of the year; first quarter U.S. GDP growth in 2014 was -2.1%. Significant monetary stimulus and lower oil prices should help economies in Europe and Japan to achieve positive growth, but, in our view, these economies remain at risk. China's economy may slow materially, and we are watching it closely.

The ramifications of the 50% decline in oil prices from June through December 2014 are complex but, in our view, positive in aggregate. Our research concludes that the decline in oil prices is largely supply driven and, therefore, we believe prices are unlikely to rebound in the near term. Advances in technology have led to non-OPEC supply growth of 1.6 million barrels per day, exceeding global demand growth of about one million barrels per day. Lower prices may ultimately curb supply, but we feel this may take time. While this is a positive for developed nation importers and for China, potential geopolitical risks from oil exporters in the Middle East, Russia and South America will need to be assessed. The impact to the high yield debt markets, of which about 20% are issues of oil and gas producers, will also need to be assessed.

In 2014, interest rates in developed markets declined. The 10-year U.S. Treasury yield at year end was 2.17% vs. 3.00% one year prior. Moves in German and Japanese government bond yields were equally dramatic, with yields of each at historic lows at the end of 2014. With the Federal Reserve (the Fed) having completed its quantitative easing program on schedule in October 2014, the fed funds futures market rates show an increase beginning in June 2015. Of note, the Fed has never raised rates while the Consumer Price Index, which measures inflation, was falling and has also never raised rates while oil prices were trending lower. Our current view is that the Fed is likely to raise rates in the summer, but the yield curve will likely flatten, with long-term term rates remaining low.

In our present view, three sectors are most likely to benefit from this backdrop and the Fund was overweight all three at the end of the annual period — information technology, health care and consumer discretionary. Within information technology, we currently intend to balance holdings in secular high growth companies having higher valuations in cloud computing and the internet with consistent growth companies. In our view, consistent growth companies have high returns on invested capital and high free cash flow yields and are

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

returning meaningful amounts of capital to shareholders while maintaining appropriate investments in the growth of their businesses. The Fund's health care holdings have been benefiting from growth in the insured population related to the Affordable Care Act, biopharma drug innovation and information technology spending. Although health care utilization increased in 2014, driven by the high number of individuals gaining access to the system, health care spending on a per capita basis remained flat. In our view, this near-Goldilocks environment potentially benefits the pharmaceutical supply chain and services companies. In consumer discretionary, we intend to remain focused on internet share disruptors, advantaged media companies and U.S.-centric retailers.

An important theme throughout the Fund's portfolio, and typical within our industrials and materials sectors, is capital optionality. We seek companies with improving or high returns on invested capital. We believe these companies have the ability to generate cash flows in excess of the amounts necessary to fund appropriate investment. We prefer companies focused on per share value creation and seek to avoid owning companies with managements focused on empire building.

Also importantly, we anticipate a more differentiated market in 2015. Equity returns in 2014 were driven by earnings growth and multiple expansion. We expect dispersion levels to return to more historic norms, potentially resulting in better rewards for the Fund's higher growth holdings.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Partners Small Cap Growth Fund

Performance Summary

>  Variable Portfolio — Partners Small Cap Growth Fund (the Fund) Class 2 shares returned -0.50% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 5.60% during the same period.

>  The Fund's underperformance of the benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	-0.27	13.80
Class 2	05/07/10	-0.50	13.52
Russell 2000 Growth Index		5.60	17.52

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Partners Small Cap Growth Fund

Portfolio Management

Palisade Capital Management, L.L.C.

Sammy Oh

The London Company

Stephen Goddard, CFA

Jonathan Moody, CFA

J. Brian Campbell, CFA

Mark DeVaul, CFA, CPA

Wells Capital Management Incorporated

Joseph Eberhardy, CFA, CPA

Thomas Ognar, CFA

Bruce Olson, CFA

Top Ten Holdings (%) (at December 31, 2014)
Old Dominion Freight Line, Inc.	2.6
Acadia Healthcare Co., Inc.	2.1
NewMarket Corp.	2.1
Proofpoint, Inc.	2.0
Service Corp. International	1.8
Spectranetics Corp. (The)	1.6
Alliant Techsystems, Inc.	1.6
Tenet Healthcare Corp.	1.5
DexCom, Inc.	1.5
Deckers Outdoor Corp.	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Fund is managed by three independent money management firms and each invests a portion of the portfolio's assets. As of December 31, 2014, The London Company, Wells Capital Management Company (Wells Capital Management) and Palisade Capital Management, L.L.C. (Palisade) managed approximately 32%, 36% and 32% of the portfolio, respectively.

At December 31, 2014, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -0.50%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 5.60% over the same period. The Fund's underperformance of the benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Equity Markets Finished 2014 Higher than Expected

At the end of 2014, U.S. equities finished higher than many expected, with interest rates lower and oil prices freefalling faster than many thought possible. Generally speaking, the U.S. equity markets climbed the proverbial "wall of worry," as concerns over Ebola, impending higher interest rates and lackluster global economic growth waned. Improving U.S. economic data, including better than expected gross domestic product growth and employment numbers, helped drive equities higher. Consumer confidence continued to rise and oil prices fell significantly, which bode well for future consumer spending. U.S. equities were also particularly strong this year as investors had few compelling options to compete for capital. For the year, higher quality and lower beta stocks led the market, a trend evident across the capitalization spectrum. Also, the more defensive sectors outperformed the more cyclical sectors. Interestingly, the variability of equity returns increased during the annual period, as large cap stocks widely outpaced their small cap counterparts. After gaining more than 43% in 2013, the benchmark finished 2014 up a modest 5.60% despite a late-fourth quarter rally. The rally late in the year pushed small cap returns into positive territory for the annual period, but they still trailed the S&P 500 Index, representing large cap U.S. equities, by nearly 800 basis points. (A basis point is 1/100th of a percentage point.)

Stock Selection and Sector Allocation Decisions Overall Dampened Relative Results

The London Company: Our portion of the Fund underperformed the benchmark during the annual period, as both sector allocation and stock selection detracted from relative results. At the sector level, our portion of the Fund's underweight allocations to health care and information technology and its overweight allocations to materials and consumer discretionary had a negative impact on relative performance. Stock selection in the consumer discretionary and consumer staples sectors also hurt, the former most affected by a heavy exposure

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

to outdoor sporting goods companies. Stock selection in health care was hurt more by names not held than by those that were. These detractors were partially offset by the positive contribution of an overweight allocation to consumer staples and of effective stock selection in the industrials sector. Not having exposure to the utilities and telecommunication services sectors, which lagged the benchmark during the annual period, also added value.

Positions in offshore drilling contractor Atwood Oceanics, oil and gas services and equipment provider MRC Global and firearms manufacturer Sturm Ruger detracted most. Conversely, the top performing individual positions in our portion of the Fund during the annual period were trucking company Old Dominion Freight Line, funeral services provider Service Corporation International and specialty chemicals producer NewMarket.

Wells Capital Management: Our portion of the Fund underperformed the benchmark during the annual period. The most significant external factor impacting Fund results during 2014 largely stemmed from a two-month period — from the middle of March through the middle of May — when faster growing companies underperformed slower growing companies by a significant margin. Despite illustrating strong fundamentals, many of the stocks in our portion of the Fund with faster growing profiles were admonished by the market during these months. In other words, given our investment strategy of holding companies with robust and sustainable growth, our portion of the Fund holds a considerably higher percentage of faster growing companies than the benchmark — a dynamic that drove the vast majority of the portfolio's relative underperformance. Our portion of the Fund was also challenged by an overall sentiment shift whereby investors shifted out of small cap growth and into more defensive mega cap stocks in search for dividend yield to combat the low interest rate environment that persisted throughout the year.

From a sector perspective, stock selection in the financials, industrials and information technology sectors detracted from relative results most. Partially offsetting these detractors were the positive contributions made by effective stock selection in energy, having an overweight to health care and complete avoidance of the poorly performing utilities sector.

The greatest individual detractors from our portion of the Fund's performance during the annual period were Financial Engines, DXP Enterprises and Power Solutions International. Conversely, the strongest relative contributors to our portion of the Fund's results were specialty pharmaceuticals firm Akorn, infrastructure software provider Proofpoint and medical device company DexCom.

Palisade: Our portion of the Fund underperformed the benchmark during the annual period, attributable primarily to the first half of the year. During the first half of 2014, unfavorable stock selection within the information technology sector — especially the software industry — hurt most. Underweight exposures to the strongly performing biotechnology and pharmaceutical industries within the health care sector also detracted, albeit to a lesser degree. During the second half of 2014, our portion of the Fund actually outperformed the benchmark largely due to strong stock selection in the information technology sector, including several software names that had rebounded from earlier in the year. Stock selection within the consumer discretionary and materials sectors contributed positively as well. These positive contributions were slightly offset by

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	97.8
Consumer Discretionary	17.8
Consumer Staples	2.0
Energy	3.5
Financials	10.8
Health Care	20.1
Industrials	15.1
Information Technology	21.9
Materials	6.6
Money Market Funds	2.2
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

an underweight to biotechnology, which continued to perform well, and by a modest overweight to oil and gas exploration-related industries, which lagged with the precipitous drop in the price of energy commodities. Within energy, our portion of the Fund's holdings also lagged as lower market capitalization and higher levered companies underperformed. Throughout the annual period, an underweight allocation to the utilities sector supported Fund results.

The biggest detractors from our portion of the Fund's relative performance were Bill Barrett, Financial Engines and Cornerstone Ondemand. We sold our portion of the Fund's position in Financial Engines by the end of the annual period. The top individual contributors to our portion of the Fund's results were Proofpoint, XPO Logistics and Zumiez.

Purchases and Sales Drove Portfolio Changes

The London Company: During the annual period, we purchased five new positions and sold seven holdings in our portion of the Fund. Just two of the new ideas purchased were Dana Holdings and Exelis. Dana Holdings is an auto parts supplier with increasing returns on capital and increasing free cash flow. We considered its valuation to be attractive at the time of purchase, and we believe the company has the flexibility to alter its capital structure and/or divest undervalued assets. Exelis is a diversified defense and information solutions company that generates what we believe to be attractive return on invested capital, driven by its 50-year history of deep customer knowledge and technical expertise as part of ITT. Renewed fears of defense spending cuts led to what we considered to be an attractive entry point.

On the sell side, we sold three names early in the year due to market capitalization restrictions — Alleghany, NuSkin Enterprises and Energizer. All three performed well but grew too large to remain in the Fund's portfolio. We also sold Columbia Sportswear and Martin Marietta during the annual period due to valuation concerns. We felt each had reached fair value and decided to reallocate capital elsewhere. Additionally, Conversant was acquired by Alliance Data during 2014, and we sold the Fund's position after the deal closed.

There were no major shifts in sector allocation within our portion of the Fund during the annual period. Given our longer time horizon and low turnover, our portfolio positioning does not change often. We remained focused on bottom-up analysis and understanding the downside risk to our portion of the Fund's positions. While we view the fundamentals of the companies themselves and the managers directing them as more instrumental to performance than standalone sector weights, as an active manager with a goal of outperforming the benchmark over time, we construct the portfolio to be vastly different than the benchmark. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the financials, industrials, materials and consumer discretionary sectors and was underweight in the health care and information technology sectors. Our portion of the Fund had a rather neutral exposure in energy and consumer staples and had no exposure to the utilities and telecommunication services sectors at the end of the annual period.

Wells Capital Management: In accordance with our investment discipline, we buy companies where we find robust revenue, cash flow and earnings growth with a sustainable and visible growth profile. We then use our internal assessment of a company's growth vs. the market's estimates to establish a gap.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Where the gap is positive, we may initiate a position and subsequently add to the position should the gap widen. Conversely, as market expectations and our estimates converge, we may trim the stock as the gap narrows and completely exit a position when the gap closes. During the annual period, we established a Fund position in ExamWorks Group, a health care services company. Consensus estimates pegs the company's growth rate at 9.5%, but we think that underestimates its ability to acquire new accounts. The company recently revised its 2015 estimates upward, and we expect further revisions to be forthcoming. We bought shares of Gentherm, an auto parts manufacturer, on its continued innovation in ventilation systems, strong execution globally and accretive acquisitions. We initiated a Fund position in Dealertrack Technologies, an application software provider. We expect the company to generate both revenue and earnings per share growth in 2015 and 2016. In our view, the company has also made smart acquisitions and is executing well overseas.

We sold the Fund's positions in Multimedia Games Holdings and DSW during the annual period. We exited the former because the stock price spiked after an announced acquisition. We eliminated the latter because the company struggled with supply chain management and merchandising issues. Coupled with a poorly executed expansion into Canada and management turnover, we felt the robust and sustainable growth elements of DSW were no longer present.

Any sector weighting changes were strictly a reflection of our bottom-up process. That said, during the annual period, our bottom-up process had led us to increase our portion of the Fund's weightings in health care, information technology and materials and to decrease its weightings in financials, industrials and energy. At year-end 2014, our portion of the Fund was most overweight relative to the benchmark in the health care and information technology sectors and was most underweight in the energy, consumer discretionary, consumer staples, industrials and materials sectors.

Palisade: During the annual period, we initiated positions in Carrizo Oil and Gas, Puma Biotechnology and Deckers Outdoor. Carrizo Oil and Gas operates as an independent energy company. We purchased shares of the company, as we like its low cost positioning in some of the highest return basins in North America. With a highly regarded management team, strong hedge position and well capitalized balance sheet, we think the company should be able to capitalize on the downturn in the energy markets and high-grade its acreage. Puma Biotechnology is a development stage biotechnology company with an in-licensing business model focused on the acquisition and development of therapeutics for the treatment of cancer. Puma Biotechnology is currently developing its lead drug candidate, neratinib, for the treatment of HER2-positive metastatic breast cancer. In July 2014, the company announced positive data from a trial on this drug, enhancing the potential for the drug to become a significant driver of revenue. Deckers Outdoor is a global leader in footwear, apparel and accessories for both everyday casual lifestyle use and high performance activities. The company's portfolio of brands includes UGG, Teva, Sanuk, TSUBO, Ahnu, MOZO and HOKA ONE ONE. Deckers Outdoor's sales and profits are still largely driven by the UGG brand, which has continued footwear momentum and new adjacent categories including loungewear and home. The company's other brands are small but growing. Deckers Outdoor is growing internationally and via both wholesale and direct-to-consumer channels.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

In addition to the sale of Financial Engines already mentioned, we sold the Fund's positions in CyberArk Software, as the stock reached the price target we had set for the company; Sunesis Pharmaceuticals, because it failed to hit a primary endpoint for its lead drug; and Cyberonics, because of reduced confidence that its key new product AspireSR would be approved.

Early in the fourth quarter, we increased our portion of the Fund's exposure to the energy sector from an underweight to a marginal overweight, buying on weakness as oil prices fell. At the end of 2014, our portion of the Fund was overweight relative to the benchmark in consumer discretionary and information technology. On December 31, 2014, our portion of the Fund was most underweight relative to the benchmark in industrials, consumer staples, health care and financials and was rather neutrally weighted compared to the benchmark in energy, utilities, materials and telecommunication services.

Looking Ahead

The London Company: While we do not attempt to forecast the future, we remain fairly optimistic. Corporate America, in our view, is currently in good shape with high operating margins and strong balance sheets. The U.S. economic recovery continued during 2014, with improvement in employment, capital investment and a generally benign interest rate and inflation outlook. We expect the slow growth environment to continue, but believe stocks could be more volatile in the coming year. Our approach is to seek to own companies with strong returns on capital and flexibility to enhance shareholder value using their balance sheet. In our view, our portion of the Fund was positioned well at the end of the annual period for a wide array of environments, but we feel we may do particularly well in more volatile markets. We would expect company-specific fundamentals to lead the market going forward, thus lowering equity correlations and creating a better tailwind for the holdings in our portion of the Fund.

Indeed, our goal is to structure our portion of the Fund's portfolio to withstand almost all market environments and to perform well across the full market cycle. We wear our long-viewed lenses when thinking about the value of our portfolio's companies and are not blinded by relatively short swings in the market's printed prices. In periods like we experienced during 2014, where certain names underperform based on relatively short-term factors, we expect to see a rebound and recovery going forward.

Wells Capital Management: Our current research indicates attractive relative valuations for many of our portion of the Fund's holdings at the end of 2014, which we believe may be rewarded for their strong results going forward. As the Federal Reserve's monetary policy becomes less accommodative and indications of interest rate increases become evident, we believe investors will increasingly recognize the attractive valuations of faster growing companies and reward them accordingly. We also believe that our investment style — seeking robust growth companies with sustainable business models that are underappreciated by other investors — positions us well to identify and invest in select high growth opportunities.

At the end of the annual period, we favored pharmaceutical companies, medical device manufacturers and specialty providers within the health care sector, as we believe these segments are currently well poised for success as the health care industry continues to evolve. In information technology, we are beginning to see

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Partners Small Cap Growth Fund

signs of expanding technology budgets, with a particular emphasis on cloud technology. Additionally, independent research has indicated that big information technology vendors' "bread and butter" businesses are shrinking or stagnant and predicts one-third of all corporate information technology spending in 2015 will be in emerging areas like mobile, data analysis, cloud computing and digital intelligence. That is up from about 10% of information technology spending a few years ago. Contrary to 2014, we do not believe we are likely to find as many ideas in the energy sector in the coming year, as the crash in crude oil prices has the potential to negatively impact some of the smaller players. As always, we remain focused on bottom-up analysis and have not wavered from our discipline.

Palisade: We do not take a top-down or macroeconomic view. Rather, our portion of the Fund's portfolio is built completely from the bottom up, based on opportunities we may uncover.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Pyramis® International Equity Fund

Performance Summary

>  Variable Portfolio — Pyramis® International Equity Fund (the Fund) Class 2 shares returned -7.02% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -4.90% during the same period.

>  The Fund underperformed the MSCI EAFE Index (Net) due primarily to stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	-6.73	7.36
Class 2	05/07/10	-7.02	7.06
MSCI EAFE Index (Net)		-4.90	8.40

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Pyramis® International Equity Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyramis® International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Pyramis® International Equity Fund

Portfolio Management

Pyramis Global Advisors, LLC

Cesar Hernandez, CFA

Top Ten Holdings (%) (at December 31, 2014)
Roche Holding AG, Genusschein Shares (Switzerland)	2.3
Nestlé SA, Registered Shares (Switzerland)	2.1
Toyota Motor Corp. (Japan)	1.9
Total SA (France)	1.8
Novartis AG, Registered Shares (Switzerland)	1.7
Bayer AG, Registered Shares (Germany)	1.6
Royal Dutch Shell PLC, Class A (United Kingdom)	1.6
Anheuser-Busch InBev NV (Belgium)	1.4
Australia and New Zealand Banking Group Ltd. (Australia)	1.2
Lloyds Banking Group PLC (United Kingdom)	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -7.02%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -4.90% over the same period. The Fund underperformed its benchmark due primarily to stock selection.

International Equity Markets Declined Amid Increased Volatility

Developed non-U.S. equity markets, as measured by the benchmark, declined during 2014. Non-U.S. equity markets generated positive returns during the first half of the year but posted negative returns during the second half, as heightened concerns about weakening economic data and geopolitical headlines led to increased volatility. Continental Europe in particular battled slow economic growth and low inflation. In turn, the European Central Bank (ECB) lowered benchmark interest rates, launched its targeted long-term refinancing operations (TLTRO), and announced purchase programs for asset-backed securities and covered bonds. The ECB initiated these measures with the goal of stimulating the Eurozone economy. Economic growth in Japan disappointed as well.

In perhaps the year's most significant story, the price of crude oil fell by approximately 45% from its June 2014 peak to the end of December 2014, including a sharp sell-off of approximately 40% in the fourth quarter alone. The price decline was driven by news that OPEC decided not to cut its oil production target amid concerns of oversupply. The sharp drop in oil prices had broad ramifications across sectors, as oil-sensitive sectors, including energy, materials and industrials, were among the laggards during the annual period. The weakness in oil prices prompted meditations on expected benefits to consumers as well as pressures on the budgets of several oil-producing countries. Simultaneously, the U.S. dollar appreciated markedly during the annual period. The U.S. economy seemed to diverge from other major global economies, as healthy gross domestic product (GDP) growth year-over-year permitted the U.S. Federal Reserve to end its quantitative easing program on schedule in October 2014. On the other hand, the central banks of China, Europe and Japan each continued to take an easing stance in an effort to stimulate these slower growth economies.

Stock Selection Dampened Fund Performance

The Fund underperformed the benchmark due primarily to stock selection in the financials, materials and consumer discretionary sectors, which more than offset effective stock selection in the health care, energy and telecommunication services sectors. From a country perspective, security selection in France, Japan and Germany detracted most from relative performance during the annual period. Security selection in Israel, Italy, Denmark and Singapore contributed most

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Pyramis® International Equity Fund

positively. Both sector allocation and country allocation are strictly the residual of stock selection.

Among the individual positions detracting most from the Fund's relative results was an overweight position in integrated oil company BG Group. BG Group's shares declined amid the broad sell-off in energy names during the annual period. We modestly added to the Fund's position on weakness. An underweight position in drug maker Novartis also detracted. Novartis' shares rose, as the company posted solid quarterly results during the annual period. We had initiated a Fund position in Novartis early in 2014, as we believed the company's product pipeline offered upside optionality and the company would benefit from its strong presence in emerging markets. Positioning in mining company Anglo American detracted as well. Shares of Anglo American declined, driven largely by the broad sell-off in commodities during the annual period, particularly iron ore and copper, which comprise the bulk of Anglo American's mining portfolio. We had initiated a Fund position in Anglo American during the annual period, as we believed the company's plan to dispose of its non-core assets would help it focus on its growth assets.

Conversely, overweight positions in drug maker Shire and integrated cable and telecommunication services provider Altice and an underweight position in grocery store operator Tesco were among the biggest positive contributors to the Fund's results during the annual period. Shares of Shire rose sharply on news that AbbVie agreed to acquire the company for $55 billion. We closed the Fund's position in Shire after its shares rallied on the news of the AbbVie deal. At the beginning of the fourth quarter of 2014, Shire's shares declined sharply off its highs after AbbVie walked away from the deal due to tax-related concerns. We re-initiated a position in Shire after the stock price declined on the AbbVie news. Shares of Shire subsequently rose later in the annual period, as investors appeared to believe that the company's attractive assets and high margin business may attract other suitors. Shares of Altice rose sharply during the annual period on its reports of solid quarterly results and its announcement that it had acquired French telecommunications company SFR for $23 billion, a deal investors appeared to believe would be accretive to Altice's earnings. We had initiated a Fund position in Altice in January 2014, as we believed the stock was attractively valued and that the company would benefit from accretive acquisitions as the telecommunications industry consolidates. Tesco's shares declined, as the company issued multiple profit warnings during the annual period and also announced it had overstated its first half of 2014 guidance due to accounting-related issues. We initiated a small position in Tesco in December 2014, as we believe the negative news flow was already priced into the stock. As the Fund had an underweight position in the stock for the annual period as a whole, it contributed positively to relative results.

Stock Selection Drove Portfolio Positioning

In addition to those purchases already mentioned, we initiated a Fund position in Teva Pharmaceutical during the annual period. We believed its stock offered attractive upside at its price level at the time of purchase based on what we considered the likelihood of margin expansion due to ongoing cost cuts and growth in its generics segment.

We exited the Fund's position in mining company Rio Tinto based on our negative long-term outlook for iron ore prices. We sold the Fund's position in

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	92.5
Consumer Discretionary	12.0
Consumer Staples	10.0
Energy	4.9
Financials	23.9
Health Care	12.1
Industrials	10.8
Information Technology	4.3
Materials	5.4
Telecommunication Services	6.2
Utilities	2.9
Money Market Funds	6.6
Preferred Stocks	0.9
Consumer Discretionary	0.9
Industrials	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Pyramis® International Equity Fund

Country Breakdown (%) (at December 31, 2014)
Australia	6.5
Austria	0.2
Belgium	1.7
Denmark	1.5
Finland	0.9
France	9.9
Germany	6.9
Hong Kong	2.9
Ireland	1.2
Israel	1.0
Italy	2.1
Japan	19.6
Luxembourg	0.5
Netherlands	2.9
Norway	0.5
Papua New Guinea	0.1
Singapore	1.5
Spain	2.5
Sweden	2.9
Switzerland	9.1
United Kingdom	19.0
United States(a)	6.6
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

health and hygiene products manufacturer Reckitt Benckiser, as we believed the stock's valuation became unattractive relative to its peers.

Consistent with our investment approach, any changes to our positioning at the sector or country levels that took place during the annual period were a residual of security selection decisions rather than top-down sector or country bets. That said, during the annual period, the Fund's exposure to the health care and utilities sectors increased relative to the benchmark and its exposure to the materials sector decreased. As of December 31, 2014, the Fund was overweight relative to the benchmark in the health care, telecommunication services and consumer discretionary sectors, was underweighted in the materials and industrials sectors and was rather neutrally weighted in the information technology, consumer staples, financials, energy and utilities sectors. From a country perspective, there were no major changes in the Fund's weightings during the annual period. As of December 31, 2014, the Fund was relatively neutral to each of the components of the benchmark, with the single exception of Germany, where the Fund had a modest underweighting.

Looking Ahead

At the end of the annual period, we continued to expect a number of factors to influence the global economy in 2015. Namely, we currently believe the rate of economic growth in Europe, Japan and the U.S., the employment environment in the U.S., China's slowing economy, ongoing geopolitical issues including the Russia/Ukraine conflict, and the actions of leading central bank policy makers may well continue to dominate the headlines and influence the equity markets. We intend to closely monitor these and other headlines in the coming year.

All that said, our Fund strategy does not incorporate market or economic forecasts as a top-down input to our investment process. Investment decisions result from our analysts' ratings and conviction on the securities in the sectors that they cover. Accordingly, market and economic indicators and conditions will be a factor in most bottom-up security level decisions of our analysts. However, the economic factors considered at the security level will vary according to many factors affecting the stock, including sector and industry.

Against this backdrop, we will continue to seek to exploit market inefficiencies through bottom-up stock selection based on fundamental company research, implemented within a framework of quantitative risk control. By combining active, bottom-up stock selection with quantitative risk controls, we seek to achieve a highly efficient portfolio that delivers consistent excess return with low tracking error.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — TCW Core Plus Bond Fund

Performance Summary

>  Variable Portfolio — TCW Core Plus Bond Fund (the Fund) Class 2 shares returned 4.81% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% during the same period.

>  While the Fund produced solid absolute gains, its underperformance of the Barclays Index can be attributed primarily to duration positioning, which more than offset the positive contribution of sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	5.15	3.08
Class 2	05/07/10	4.81	2.82
Barclays U.S. Aggregate Bond Index		5.97	4.06
Barclays U.S. Mortgage-Backed Securities Index		6.08	3.44

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

On March 21, 2014, the Barclays U.S. Aggregate Bond Index (the New Index) replaced the Barclays U.S. Mortgage-Backed Securities Index (the Former Index) as the Fund's primary benchmark. The Investment Manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — TCW Core Plus Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — TCW Core Plus Bond Fund

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 4.81%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% during the same period. While the Fund produced solid absolute gains, its underperformance of the benchmark can be attributed primarily to duration positioning, which more than offset the positive contribution of sector allocation overall.

U.S. Treasuries Benefited from a Flight to Quality

After the volatility that followed the Federal Reserve's (the Fed's) first mention of ending its asset purchase program back in May 2013, expectations were for a similar market reaction in 2014 when the plan was realized. However, an improving employment and economic growth picture in the U.S., supported by a variety of factors, including continued private sector deleveraging easing fiscal drag, helped offset the impact of reduced Fed stimulus and uncertainty about the Fed's post quantitative easing policy.

U.S. Treasury yields remained the confounding factor in a supposedly improving environment, as the U.S. Treasury yield curve flattened, meaning the differential in yields between shorter-term and longer-term maturities narrowed. A flight to quality amid weaker global economic growth and a shocking decline in oil prices, coupled with growing demand for U.S. government debt as sovereign yields were pushed lower by accommodative global central bank action, drove U.S. Treasury yields down. The 30-year U.S. Treasury yield declined more than 120 basis points from 4% at the start of the year, and the 10-year U.S. Treasury yield dropped 86 basis points from 3% at the start of 2014. (A basis point is 1/100th of a percentage point.)

Meanwhile, fixed-income credit markets ended 2014 wider, despite a strong first half of the year. The lagging performance of the credit markets was largely due to increasing investor concerns about slowing economic growth and the enormous drop in West Texas Intermediate (WTI) crude oil prices, which fell below $54 per barrel during the fourth quarter, after trading above $90 per barrel for much of the year. Emerging market and high yield corporate debt were particularly hard hit by the decline in oil prices, widening significantly and underperforming duration-matched U.S. Treasuries for the fourth quarter of 2014 and for the year. Among investment grade corporate bonds, commodity-related industries, such as metals and mining and energy, saw the largest increase in credit spreads, lagging comparable-duration U.S. Treasuries by more than 240 and 500 basis points, respectively, for the year. Financials were the best performers, as balance sheets continued to strengthen given ever tighter regulatory control.

Notwithstanding the end of the Fed's quantitative easing program on schedule in October 2014, agency residential mortgage-backed securities (RMBS)

Portfolio Management

TCW Investment Management Company

Tad Rivelle

Laird Landmann

Stephen Kane, CFA

Bryan Whalen, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Non-Agency	7.0
Commercial Mortgage-Backed Securities — Agency	4.9
Commercial Mortgage-Backed Securities — Non-Agency	3.2
Corporate Bonds & Notes	17.6
Foreign Government Obligations	0.3
Inflation-Indexed Bonds	2.6
Money Market Funds	12.7
Municipal Bonds	1.2
Residential Mortgage-Backed Securities — Agency	20.8
Residential Mortgage-Backed Securities — Non-Agency	7.4
Senior Loans	0.7
Treasury Bills	0.0	(a)
U.S. Government & Agency Obligations	2.8
U.S. Treasury Obligations	18.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — TCW Core Plus Bond Fund

Quality Breakdown (%) (at December 31, 2014)
AAA rating	65.6
AA rating	3.8
A rating	8.4
BBB rating	8.5
BB rating	6.0
B rating	2.2
CCC rating	1.9
CC rating	1.0
D rating	1.1
Not rated	1.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

outperformed duration-matched U.S. Treasuries in 2014 for the fifth out of the past six years, returning more than 6%. RMBS tightened modestly. The RMBS sector remained supported by the Fed's reinvestment of mortgage-backed securities pay-downs and light mortgage supply given still conservative underwriting standards and low securitization rates on the part of banks. Commercial mortgage-backed securities (CMBS) returned nearly 4% in 2014 and outpaced duration-matched U.S. Treasuries by more than 100 basis points, as commercial real estate prices continued to climb. Non-agency RMBS also performed well, benefiting from solid demand and improving fundamentals. An absence of new origination and steady pay-downs drove continued shrinking of the market, though it remained relatively large at more than $700 billion outstanding. Meanwhile, demand for RMBS remained strong from a pool of stable, sophisticated investors, while loan fundamentals continued to show improvement due to credit curing and positive borrower selection dynamics. Asset-backed securities (ABS) posted positive returns, with student loan ABS performing particularly well in 2014.

Duration Positioning Detracted

The Fund underperformed the benchmark during the period from the time we assumed management on March 21, 2014 through December 31, 2014 (the reporting period) due primarily to duration positioning. The Fund maintained a duration of between 0.9 and one year shorter than that of the benchmark, which detracted as long-term and intermediate-term U.S. Treasury yields unexpectedly fell. Duration is a measure of the Fund's sensitivity to changes in interest rates. During the reporting period alone, the 30-year U.S. Treasury yield was down more than 80 basis points from 3.61% on March 21, 2014, and the 10-year U.S. Treasury yield declined 57 basis points from 2.74% on the same date. In addition, a modest allocation to high yield corporate bonds and emerging market debt weighed on relative results, as these sectors suffered from outflows and the collapse of oil prices in the fourth quarter of 2014.

Sector Allocation and Yield Curve Positioning Contributed

On the positive side, the Fund benefited from its relative overweights to better performing sectors, such as non-agency RMBS, student loan ABS and financials. Non-agency MBS, which are not held in the benchmark, shrugged off volatility in the corporate markets, posting solid returns, as loan fundamentals improved. Non-traditional ABS sectors, such as student loans, benefited from mostly stable spreads and relatively attractive yields. A relative underweight to investment-grade corporate bonds also contributed to the Fund's results, as corporate bonds were the only sector in the benchmark to lag duration-matched U.S. Treasuries during the reporting period. Within the corporate bond sector, however, an emphasis on financials helped, since, as mentioned earlier, financials was the best performing segment within the investment grade corporate bond sector during the reporting period.

The Fund's yield curve positioning had a positive impact on the Fund's performance. The Fund favored the 7 to 10 year portion of the yield curve, where rates fell significantly, and maintained an underweight exposure to short-term rates, which increased during the reporting period.
Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — TCW Core Plus Bond Fund

Shifting Market Conditions Drove Portfolio Changes

After assuming management of the Fund on March 21, 2014, we steadily built the portfolio to conform to its new mandate. As the credit cycle aged during the year, we sought to constrain risk by being increasingly selective within credits, staying high in quality and remaining defensively positioned in anticipation of any episodic volatility that might occur. We kept the Fund's relative exposure to corporate bonds limited, as valuations, in our view, had become less attractive from a risk/return standpoint. Meanwhile, exposure to the ABS sector increased during the reporting period with the addition of non-traditional ABS securities, such as Federal Family Education Loan Program (FFELP) student loans. Generally speaking, we sought to maintain sufficient liquidity in the Fund should attractive trading opportunities arise to provide good risk-adjusted yields.

Duration positioning was relatively consistent during the reporting period, moving modestly less underweight from the March 21st position of one year shorter than that of the benchmark to 0.9 years shorter than the benchmark at the end of December 2014. The relatively short duration position reflects our efforts to provide protection ahead of the Fed's normalization of monetary policy and elevated inflation risk after extensive stimulus.

Given the low rate regime along the U.S. Treasury yield curve, which we believe offers insufficient compensation for the assumed risk, the Fund maintained a substantial underweight in U.S. Treasuries at the end of the reporting period. This underweight was offset by a significant allocation to non-agency RMBS, as we believe these securities continue to offer some of the most compelling opportunities in the fixed income universe. That said, positioning within the non-agency RMBS sector reflects a high degree of selectivity as differentiation of collateral pools has become increasingly important, in our view. ABS and CMBS represented a relative overweight in the Fund at the end of the reporting period. Within the ABS sector, security selection was focused on non-traditional ABS collateral types, such as student loans, marine loans and structured settlements. Within these subsectors, we believe issue selection is critical, for while these subsectors offer value, in our view, the disparity of quality among deals is dramatic and warrants particular discernment. In CMBS, the emphasis was on agency-backed issues plus some exposure to non-agency CMBS at the top of the capital structure. We believe corporate credit had become marginally less attractive by the end of the reporting period, with deteriorating underwriting standards and low yield compensation, thus informing a Fund underweight in the sector, particularly among industrial credits. However, in our view, financials and utilities remained relatively attractive, as both are somewhat protected from increasing leverage due to regulatory oversight. Outside of the investment-grade space, bank loans and high yield corporate bonds represented a modest allocation in the Fund at the end of the reporting period. Within these sectors, we maintained a tilt in the Fund toward issues that are higher in the capital structure and that have shorter durations to reduce exposure to interest rate volatility.

Looking Ahead

Economic growth in the U.S. currently appears to be picking up, with third quarter GDP revised to an annualized rate of 5%. Although not yet consistently robust, such data does suggest a continuation of recent strength. As such, the Fed has already begun to normalize monetary policy with the conclusion of its asset

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — TCW Core Plus Bond Fund

purchase program in October 2014, though it will continue to reinvest mortgage pay-downs for now. While there are potential headwinds facing domestic growth, including continued weakness overseas, we believe at this time that the impact of such headwinds may be modest and that the Fed will continue on a path to begin increasing interest rates. Once this normalization begins, there will likely be upward pressure on rates, particularly if inflation appears. As a result, our current positioning for the Fund is anticipated to continue to be largely influenced by a view that interest rate pressures will heighten over time and that late-stage credit cycle dynamics, such as increased leverage and looser underwriting standards, warrant a cautious and selective investment strategy. We presently intend to seek to constrain interest rate risk via a shorter duration than that of the benchmark. We intend to seek to manage credit risk via selective asset allocation across non-government fixed income sectors. As we near the end of the current credit cycle, the theme in the Fund going forward is currently expected to be continued risk reduction with the potential to add modestly during periods of volatility.

Annual Report 2014

Variable Portfolio Funds

Performance Overview

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Summary

>  Variable Portfolio — Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares returned 0.71% for the 12-month period that ended December 31, 2014.

>  The Fund modestly outperformed its benchmark, the Barclays U.S. 1-3 Year Government Bond Index, which returned 0.64% during the same period.

>  The Fund's outperformance can be attributed primarily to effective security selection, sector allocation and yield curve positioning overall, which more than offset the Fund's negative convexity position, which detracted.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	0.86	1.47
Class 2	05/07/10	0.71	1.21
Barclays U.S. 1-3 Year Government Bond Index		0.64	0.91

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Variable Portfolio Funds

Performance Overview (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance

Variable Portfolio — Wells Fargo Short Duration Government Fund

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 0.71%. The Fund modestly outperformed its benchmark, the Barclays U.S. 1-3 Year Government Index, which rose 0.64% over the same period. The Fund's outperformance can be attributed primarily to effective security selection, sector allocation and yield curve positioning overall, which more than offset the Fund's negative convexity position, which detracted.

Fixed Income Faced Upward Volatility Trend As 2014 Progressed

Following a significant rally into year-end 2013, risk assets began 2014 with mixed performance in January, reacting to concerns about U.S. and Chinese economic growth and turmoil in emerging markets. In February 2014, risk assets gained momentum, shrugging off January's concerns, before a renewed flight to safety was driven by Ukraine's president fleeing the country and markets contemplating the specter of military conflict over Crimea. In March 2014, risk assets generally performed well, despite escalating Russia/Ukraine tensions and a bout of Federal Reserve (Fed)-driven rate volatility following more hawkish than expected Fed meeting commentary. Bad news in U.S. economic data was dismissed by many as exacerbated by unusually harsh winter weather.

The second quarter of 2014 was a strong one for risk assets. Data in the U.S. and China was mixed, with rear-view mirror data generally worse than expected, but forward-looking data suggesting an improving and/or stabilizing growth picture. European data continued to disappoint. Central banks in both the U.S. and overseas maintained or reaffirmed dovish stances. Risk premiums compressed, and volatility edged toward all-time lows as the quarter progressed. On the geographic front, the situation in Ukraine continued to deteriorate, and tensions escalated in the Middle East with the swift and largely unexpected gain and consolidation of territory by ISIS in Iraq, overshadowing a well-received and market positive election outcome in India.

In the third quarter of 2014, July saw the return of volatility, as tensions intensified in Ukraine and the Middle East, and a technical default of Argentina and redemptions from exchange-traded funds drove weakness in the high yield markets. U.S. economic data came in largely stronger than expected, though European data continued to show weakness. U.S. Treasuries rallied, driven by their "least-worst yield" globally and on growing expectations for European quantitative easing (QE). The third quarter ended with a number of concerns weighing on investors, including uncertainty around monetary policy, trading liquidity, geopolitical tensions, mixed economic data and the potential for fixed income outflows following the departure of Bill Gross from PIMCO.

Portfolio Management

Wells Capital Management Inc.

Thomas O'Connor, CFA

Troy Ludgood

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Non-Agency	13.7
Commercial Mortgage-Backed Securities — Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	5.1
Money Market Funds	2.2
Residential Mortgage-Backed Securities — Agency	30.5
U.S. Government & Agency Obligations	4.4
U.S. Treasury Obligations	43.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

Quality Breakdown (%) (at December 31, 2014)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody's, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Volatility continued to trend upward in the fourth quarter of 2014. A "flash rally" in U.S. Treasuries in October 2014 produced the most volatile month for rates since the "taper tantrum" in mid-2013. The Fed, as widely expected, announced the end of its QE program, while dovish central banks around the globe continued to provide a positive tailwind for sentiment. There was a surprise rate cut in China, and comments from the European Central Bank's Mario Draghi increased speculation around potential sovereign QE in Europe. Mortgage-backed securities shrugged off the end of the Fed's QE program and performed well into year-end. The Fed replaced "considerable time" language with "patience" in its statement, reaffirming that a rate hike remains likely but data-dependent in 2015. Meanwhile, tumbling oil prices, weakening commodities, all-time lows in European bond yields, and fresh highs in U.S. equities reflected the growing disparity between a strengthening U.S. economy and significant softness globally. This scenario negatively impacted high yield and emerging market securities in particular.

In all, interest rate movements were mixed in 2014. On the shorter-term end of the yield curve, rates rose modestly. On the intermediate and longer-term segments of the yield curve, rates fell, most dramatically for the 10-year and 30-year U.S. Treasuries. The upward movement on the shorter-term end was driven by sensitivities to Fed policy. The longer-term rate declines were driven by a variety of factors, including a flight to quality, muted inflation and relative value/demand versus other global government spreads, reflecting a divergence between growth expectations from the U.S. compared to other developed economies. In turn, the yield curve flattened in 2014, meaning the differential between yields on shorter-term and longer-term maturities narrowed.

Security Selection, Sector Allocation and Yield Curve Positioning Offset Convexity Positioning

Our team focuses on bottom-up security selection with an emphasis on finding relative value trading opportunities and implementing comprehensive risk management. Our investment process marries fundamental research with relative value trading expertise, tempered by the team's proprietary risk management system. Every bond in the Fund's portfolio must go through the bottom-up research process and must be trading at a level to compensate shareholders adequately for its risks. We believe our team is nimble and decisive, continually monitoring and re-evaluating both the fundamentals and the spread levels of portfolio securities and not hesitating to adjust when targets are reached or conditions change. (Spread refers to the differential in yield between securities or between a particular sector and comparable-duration U.S. Treasuries.)

During the annual period, security selection in specified pools of mortgage-backed securities, agency adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) contributed most positively to the Fund's results. Security selection in asset-backed securities, specifically an overweight to private student loans, also added value. Having overweight allocations to asset-backed securities and commercial mortgage-backed securities (CMBS) also helped. Yield curve positioning — coming from the Fund's overweight to agency mortgages — contributed positively as well, as the five-year point of the curve flattened relative to the two-year point on the curve. However, the Fund's negative convexity position relative to the benchmark — also coming from the overweight to agency mortgages — detracted. (Negative convexity is when the

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

shape of a bond's yield curve is concave. A bond's convexity is the rate of change of its duration. Most mortgage bonds are negatively convex.)

Duration positioning had a rather neutral impact on performance during the annual period, as we kept the Fund's duration neutral to that of the benchmark throughout 2014. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Shifting Market Conditions Drove Portfolio Changes

During the year, we reduced the Fund's overweight in agency mortgage-backed securities, as spreads tightened and technicals weakened with the ending of the Fed's QE program. We reduced Fund overweights to both specified pools and agency CMOs, as they both performed well during 2014. Within the specified pool space, we shifted the Fund's positioning from high coupon 30-year pools to low loan balance and seasoned 15-year and 20-year pools. We partially offset these reductions by adding to the Fund's agency ARM position, as that segment of the sector still offers good relative value, in our view.

We increased the Fund's overweight to asset-backed securities (ABS) in 2014, adding credit card ABS, prime and mid-prime auto ABS, auto dealer floorplans, and rental car ABS. We reduced the Fund's overweight to student loans, selling Federal Family Education Loan Program (FFELP) floaters and recent-vintage Sallie Mae private student loans, which outperformed. We also reduced the Fund's overweight to CMBS, selling new issue three-year A-1 tranches, as spreads tightened and adding what we considered to be more attractively priced 2010 to 2012 vintage short duration CMBS 2.0 bonds.

At the end of the annual period, the Fund had approximately 8% of its total net assets in agency CMOs, 19% in high quality asset-backed securities and CMBS, 9% in agency hybrid ARMs, 15% in mortgage pass-through securities and the remaining position in U.S. Treasuries. Relative to the benchmark, the Fund was overweighted mortgage-backed securities, asset-backed securities and CMBS and was underweight agency securities and U.S. Treasuries at the end of the annual period. Throughout, the Fund maintained its yield curve positioning with an overweight to the five-year segment of the yield curve and an underweight to the two-year segment of the yield curve compared to the benchmark. The Fund maintained its neutral duration stance at the end of the annual period.

Looking Ahead

At the end of the annual period, it appeared to us that the U.S. economy was consolidating its recent strength, providing solid momentum heading into 2015. Manufacturing surveys remained strong, and with robust payroll growth, unemployment fell to 5.6%. The steep plunge in oil prices is also a boon to the consumer, in our view. While most inflation measures remain below the Fed's target of 2%, likely due to lower import costs, officials remain confident that medium-term expectations are well bounded.

In light of progress on the U.S. economy, the Fed is positioning for the normalization of monetary policy. Quantitative easing in the U.S. has ended, and official statements suggest the Fed will assess incoming data "patiently," with a policy rate increase around mid-2015 seeming reasonable. The pace of rate increases toward equilibrium rates is expected to be governed by incoming data and financial conditions.

Annual Report 2014

Variable Portfolio Funds

Manager Discussion of Fund Performance (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

We are closely watching international factors that provide a clear wildcard to the U.S. dollar-denominated financial markets, contributing to a volatile market environment. Strengthening domestic growth, mirrored against weaker economic growth abroad, is creating a powerful rally in the U.S. dollar. Fresh monetary stimulus in Japan and Europe, along with signs of capital flight in several traditional emerging markets, is creating spillovers onto U.S. interest rates, mitigating the impact of the ending of the Fed's asset purchases. We currently believe collapses in commodity and oil prices could be triggering a sizable global redistribution of "haves and have nots" among countries, industries and asset classes.

At this time, consistent with our bottom-up security selection process, we intend to maintain a neutral duration in the Fund over the near term. We currently believe the Fund is currently well positioned given the macro backdrop, and we stand ready to seek to take advantage of relative value trading opportunities as they arise.

Annual Report 2014

Variable Portfolio Funds

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Variable Portfolio — American Century Diversified Bond Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,021.30	1,022.38	2.85	2.85	0.56
Class 2	1,000.00	1,000.00	1,019.40	1,021.12	4.12	4.13	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Columbia Wanger International Equities Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	907.10	1,020.11	4.86	5.14	1.01
Class 2	1,000.00	1,000.00	906.40	1,018.85	6.05	6.41	1.26

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Columbia Wanger U.S. Equities Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,007.50	1,020.37	4.86	4.89	0.96
Class 2	1,000.00	1,000.00	1,006.50	1,019.11	6.12	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — DFA International Value Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	878.40	1,020.67	4.26	4.58	0.90
Class 2	1,000.00	1,000.00	877.00	1,019.41	5.44	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	993.70	1,021.58	3.62	3.67	0.72
Class 2	1,000.00	1,000.00	992.60	1,020.27	4.92	4.99	0.98

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Holland Large Cap Growth Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,029.90	1,021.37	3.89	3.87	0.76
Class 2	1,000.00	1,000.00	1,029.10	1,020.11	5.17	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Invesco International Growth Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	943.40	1,020.32	4.75	4.94	0.97
Class 2	1,000.00	1,000.00	941.90	1,019.00	6.02	6.26	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — J.P. Morgan Core Bond Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,017.70	1,022.38	2.85	2.85	0.56
Class 2	1,000.00	1,000.00	1,016.80	1,021.12	4.12	4.13	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Jennison Mid Cap Growth Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,053.50	1,020.77	4.55	4.48	0.88
Class 2	1,000.00	1,000.00	1,051.90	1,019.51	5.84	5.75	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Loomis Sayles Growth Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,063.50	1,021.32	4.00	3.92	0.77
Class 2	1,000.00	1,000.00	1,063.00	1,020.06	5.30	5.19	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — MFS Value Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,054.00	1,021.53	3.78	3.72	0.73
Class 2	1,000.00	1,000.00	1,052.80	1,020.27	5.07	4.99	0.98

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Mondrian International Small Cap Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	907.70	1,020.11	4.86	5.14	1.01
Class 2	1,000.00	1,000.00	906.30	1,018.85	6.05	6.41	1.26

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Morgan Stanley Global Real Estate Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,026.40	1,020.67	4.60	4.58	0.90
Class 2	1,000.00	1,000.00	1,024.70	1,019.36	5.92	5.90	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — NFJ Dividend Value Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,008.60	1,021.48	3.75	3.77	0.74
Class 2	1,000.00	1,000.00	1,007.60	1,020.21	5.01	5.04	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,071.90	1,021.37	3.97	3.87	0.76
Class 2	1,000.00	1,000.00	1,071.00	1,020.11	5.27	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Partners Small Cap Growth Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,018.40	1,020.37	4.88	4.89	0.96
Class 2	1,000.00	1,000.00	1,016.90	1,019.11	6.15	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Variable Portfolio Funds

Understanding Your Fund's Expenses (continued)

(Unaudited)

Variable Portfolio — Pyramis® International Equity Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	904.90	1,020.21	4.75	5.04	0.99
Class 2	1,000.00	1,000.00	903.20	1,018.95	5.95	6.31	1.24

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — TCW Core Plus Bond Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,017.50	1,022.33	2.90	2.91	0.57
Class 2	1,000.00	1,000.00	1,015.60	1,021.07	4.17	4.18	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Wells Fargo Short Duration Government Fund

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,003.00	1,022.23	2.98	3.01	0.59
Class 2	1,000.00	1,000.00	1,002.00	1,020.97	4.24	4.28	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 34.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
Bombardier, Inc. Senior Unsecured(b) 03/15/22	5.750%	800,000	810,000
L-3 Communications Corp. 07/15/20	4.750%	2,210,000	2,373,383
Oshkosh Corp. 03/01/22	5.375%	4,260,000	4,345,200
Raytheon Co. Senior Unsecured 12/15/22	2.500%	1,290,000	1,256,859
Total			8,785,442
Airlines 0.1%
United Airlines, Inc. Pass-Through Trust Pass-Through Certificates Series 2014-2 Class B 03/03/24	4.625%	3,000,000	2,947,500
Apartment REIT 0.1%
Essex Portfolio LP 08/15/22	3.625%	1,590,000	1,615,490
01/15/23	3.375%	637,000	625,607
05/01/23	3.250%	1,045,000	1,011,274
Total			3,252,371
Automotive 0.9%
Daimler Finance North America LLC(b) 07/31/15	1.300%	1,000,000	1,004,082
09/15/16	2.625%	2,480,000	2,540,601
Ford Motor Co. Senior Unsecured 01/15/43	4.750%	800,000	844,096
Ford Motor Credit Co. LLC Senior Unsecured 09/15/15	5.625%	1,340,000	1,382,670
05/15/18	5.000%	3,250,000	3,531,281
01/15/20	8.125%	1,600,000	1,981,854
08/02/21	5.875%	3,070,000	3,554,409
General Motors Co. Senior Unsecured 04/01/35	5.000%	840,000	875,356
Jaguar Land Rover Automotive PLC(b) 12/15/18	4.125%	1,540,000	1,547,700
05/15/21	8.125%	3,000,000	3,285,000
Schaeffler Finance BV(b) Senior Secured 02/15/17	7.750%	2,160,000	2,413,800
05/15/21	4.250%	2,080,000	2,028,000
Tenneco, Inc. 12/15/20	6.875%	2,610,000	2,760,075
Total			27,748,924

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Banking 8.2%
ABN AMRO Bank NV Subordinated Notes 07/06/22	7.125%	EUR	2,900,000	4,632,009
Ally Financial, Inc. 01/30/17	2.750%		4,500,000	4,485,960
American Express Centurion Bank 09/13/17	6.000%		1,500,000	1,671,723
American Express Credit Corp. Senior Unsecured 07/29/16	1.300%		1,730,000	1,737,536
BB&T Corp. Senior Unsecured 03/15/16	3.200%		780,000	797,959
06/19/18	2.050%		1,010,000	1,016,655
Subordinated Notes 10/30/26	3.800%		1,150,000	1,167,030
BNP Paribas SA(c) 12/31/49	5.945%	GBP	2,400,000	3,796,752
Subordinated Notes 10/14/27	2.625%	EUR	1,500,000	1,825,396
BPCE SA Subordinated Notes(b) 07/21/24	5.150%		2,050,000	2,112,466
Bank of America Corp. Senior Unsecured 04/01/15	4.500%		2,330,000	2,351,893
07/12/16	3.750%		1,807,000	1,871,616
08/01/16	6.500%		3,450,000	3,716,775
07/01/20	5.625%		2,670,000	3,040,980
01/24/22	5.700%		6,910,000	8,004,800
Bank of America NA Subordinated Notes 03/15/17	5.300%		4,145,000	4,452,414
10/15/36	6.000%		1,570,000	1,966,522
Bank of Nova Scotia (The) Senior Unsecured 01/12/17	2.550%		1,180,000	1,210,137
Barclays Bank PLC Senior Unsecured 05/15/24	3.750%		1,000,000	1,030,751
Subordinated Notes 10/14/20	5.140%		1,030,000	1,107,754
Barclays Bank PLC(c) Subordinated Notes 01/16/23	6.750%	GBP	3,400,000	5,788,396
Capital One Bank USA NA Senior Unsecured 06/05/19	2.300%		1,490,000	1,477,630
Subordinated Notes 02/15/23	3.375%		2,770,000	2,754,602

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Capital One Financial Corp. Senior Unsecured 11/06/15	1.000%		990,000	989,058
Citigroup, Inc. Senior Unsecured 01/10/17	4.450%		5,140,000	5,433,407
05/01/18	1.750%		7,000,000	6,918,100
04/08/19	2.550%		2,200,000	2,214,469
01/14/22	4.500%		4,200,000	4,589,582
06/16/24	3.750%		1,820,000	1,858,671
Subordinated Notes 02/15/17	5.500%		1,840,000	1,977,971
10/31/33	6.000%		600,000	708,017
09/13/43	6.675%		780,000	1,008,581
Commerzbank AG Subordinated Notes 03/22/19	6.375%	EUR	3,600,000	4,971,448
Commerzbank AG(b)
Subordinated Notes 09/19/23	8.125%		2,250,000	2,587,162
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 02/08/22	3.875%		2,190,000	2,329,669
11/09/22	3.950%		1,000,000	1,018,629
Corpbanca SA Senior Unsecured(b) 09/22/19	3.875%		1,450,000	1,453,625
Credit Agricole SA Subordinated Notes 12/18/23	7.375%	GBP	3,100,000	6,169,406
Deutsche Bank AG Subordinated Notes(c) 05/24/28	4.296%		980,000	946,611
Discover Bank Senior Unsecured 02/21/18	2.000%		1,950,000	1,944,918
Fifth Third Bancorp Subordinated Notes 01/16/24	4.300%		1,210,000	1,268,268
Fifth Third Bank Senior Unsecured 10/01/21	2.875%		2,230,000	2,231,299
Goldman Sachs Group, Inc. (The) Senior Unsecured 08/01/15	3.700%		1,570,000	1,595,338
09/01/17	6.250%		5,400,000	6,008,310
01/22/18	2.375%		3,540,000	3,575,750
07/19/18	2.900%		1,400,000	1,433,178
03/15/20	5.375%		4,300,000	4,818,997
01/24/22	5.750%		3,100,000	3,586,040
03/03/24	4.000%		2,870,000	2,979,488
07/08/44	4.800%		750,000	795,920

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Subordinated Notes 10/01/37	6.750%		2,250,000	2,829,094
HBOS PLC Subordinated Notes(b) 05/21/18	6.750%		2,280,000	2,541,051
HSBC Bank PLC Subordinated Notes 07/07/23	6.500%	GBP	1,500,000	2,810,801
HSBC Bank USA NA Subordinated Notes 11/01/34	5.875%		820,000	1,024,394
HSBC Holdings PLC Senior Unsecured 03/30/22	4.000%		740,000	787,579
Subordinated Notes 06/10/19	6.000%	EUR	3,100,000	4,485,411
ING Bank NV(b) Senior Unsecured 09/25/15	2.000%		840,000	846,559
ING Bank NV(c)
Subordinated Notes 02/25/26	3.625%	EUR	1,500,000	1,957,232
Intesa Sanpaolo SpA Subordinated Notes(b) 06/26/24	5.017%		1,390,000	1,349,016
JPMorgan Chase & Co. Senior Unsecured 03/01/16	3.450%		1,090,000	1,118,779
07/05/16	3.150%		5,000,000	5,139,685
10/02/17	6.400%		900,000	1,007,919
01/15/18	6.000%		1,085,000	1,213,939
05/10/21	4.625%		5,350,000	5,888,189
09/23/22	3.250%		3,280,000	3,299,106
05/13/24	3.625%		4,000,000	4,094,412
Subordinated Notes 09/10/24	3.875%		1,980,000	1,981,685
JPMorgan Chase Bank NA Subordinated Notes 06/13/16	5.875%		4,270,000	4,551,730
KeyCorp Senior Unsecured 12/13/18	2.300%		2,390,000	2,398,250
Lloyds Bank PLC Subordinated Notes 04/22/25	7.625%	GBP	3,100,000	6,233,338
Morgan Stanley Senior Unsecured 04/01/18	6.625%		4,570,000	5,205,390
09/23/19	5.625%		5,390,000	6,085,857
10/23/24	3.700%		550,000	557,491
Subordinated Notes 11/24/25	5.000%		6,760,000	7,213,697

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Nationwide Building Society Subordinated Notes 07/22/20	6.750%	EUR	3,000,000	4,522,071
Northern Trust Co. (The) Subordinated Notes 08/15/18	6.500%		1,090,000	1,256,639
PNC Bank NA Subordinated Notes 12/07/17	6.000%		2,700,000	3,014,447
07/25/23	3.800%		1,750,000	1,804,981
Rabobank Nederland NV Subordinated Notes 11/09/20	3.750%	EUR	1,500,000	2,030,029
09/14/22	4.125%	EUR	3,000,000	4,192,548
Regions Bank Subordinated Notes 05/15/18	7.500%		780,000	905,498
06/26/37	6.450%		1,600,000	2,000,026
Royal Bank of Scotland Group PLC Subordinated Notes 12/15/22	6.125%		2,310,000	2,514,218
Royal Bank of Scotland PLC (The) 03/16/16	4.375%		1,600,000	1,654,181
Subordinated Notes 04/09/18	6.934%	EUR	1,500,000	2,089,872
Standard Chartered PLC Subordinated Notes 11/23/22	3.625%	EUR	4,500,000	5,741,729
Standard Chartered PLC(b)
Subordinated Notes 01/11/23	3.950%		1,200,000	1,154,133
SunTrust Banks, Inc. Senior Unsecured 04/15/16	3.600%		300,000	309,419
U.S. Bancorp 02/01/16	3.442%		1,190,000	1,218,409
Senior Unsecured 03/15/22	3.000%		960,000	969,574
Subordinated Notes 07/15/22	2.950%		630,000	621,038
UBS AG Senior Unsecured 12/20/17	5.875%		2,406,000	2,686,516
Wells Fargo & Co. Senior Unsecured 05/08/17	2.100%		3,460,000	3,518,647
12/11/17	5.625%		560,000	622,894
04/01/21	4.600%		1,350,000	1,502,090
Subordinated Notes 08/15/23	4.125%		1,300,000	1,364,455
01/15/44	5.606%		1,981,000	2,332,057
11/04/44	4.650%		740,000	763,577

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(c) Senior Unsecured 06/15/16	3.676%	1,430,000	1,483,336
Wells Fargo Bank Subordinated Notes 03/15/16	5.600%	800,000	843,730
Total			263,166,386
Brokerage/Asset Managers/Exchanges —%
Jefferies Group LLC Senior Unsecured 04/13/18	5.125%	1,300,000	1,370,990
Building Materials 0.1%
Owens Corning 12/15/22	4.200%	1,700,000	1,725,294
Cable and Satellite 1.0%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	3,000,000	2,992,500
Comcast Corp. 03/15/16	5.900%	2,400,000	2,544,468
11/15/35	6.500%	178,000	237,629
05/15/38	6.400%	2,710,000	3,599,686
03/01/44	4.750%	968,000	1,078,731
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	2,600,000	2,835,297
04/01/24	4.450%	1,150,000	1,203,250
DISH DBS Corp. 02/01/16	7.125%	2,510,000	2,638,638
07/15/17	4.625%	2,040,000	2,108,850
NBCUniversal Media LLC 04/30/20	5.150%	4,020,000	4,561,900
04/01/21	4.375%	2,080,000	2,287,578
01/15/23	2.875%	1,510,000	1,508,505
Time Warner Cable, Inc. 07/01/18	6.750%	1,570,000	1,800,597
09/01/41	5.500%	730,000	848,204
09/15/42	4.500%	1,560,000	1,603,591
Total			31,849,424
Chemicals 0.6%
Ashland, Inc. 08/15/22	4.750%	4,110,000	4,110,000
Dow Chemical Co. (The) Senior Unsecured 02/15/16	2.500%	1,150,000	1,169,829
11/15/20	4.250%	1,350,000	1,443,327
Eastman Chemical Co. Senior Unsecured 01/15/20	2.700%	1,870,000	1,880,612
08/15/22	3.600%	1,450,000	1,468,382

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ecolab, Inc. Senior Unsecured 12/08/16	3.000%	1,120,000	1,156,425
12/08/21	4.350%	2,290,000	2,495,159
LYB International Finance BV 07/15/23	4.000%	550,000	562,618
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	2,350,000	2,563,295
Mosaic Co. (The) Senior Unsecured 11/15/23	4.250%	1,440,000	1,519,481
11/15/43	5.625%	1,120,000	1,283,537
Total			19,652,665
Construction Machinery 0.4%
Caterpillar Financial Services Corp. Senior Unsecured 06/01/22	2.850%	2,000,000	2,000,786
Deere & Co. Senior Unsecured 10/16/29	5.375%	850,000	1,029,999
John Deere Capital Corp. Senior Unsecured 10/15/21	3.150%	2,000,000	2,073,698
Terex Corp. 04/01/20	6.500%	3,000,000	3,105,000
United Rentals North America, Inc. 11/15/24	5.750%	2,000,000	2,060,000
Secured 07/15/18	5.750%	3,110,000	3,242,175
Total			13,511,658
Consumer Products 0.2%
Jarden Corp. 05/01/17	7.500%	3,000,000	3,285,000
Spectrum Brands, Inc. 03/15/20	6.750%	4,500,000	4,702,500
Total			7,987,500
Diversified Manufacturing 0.3%
General Electric Co. Senior Unsecured 12/06/17	5.250%	1,520,000	1,686,154
10/09/22	2.700%	2,240,000	2,240,909
10/09/42	4.125%	1,000,000	1,035,211
United Technologies Corp. Senior Unsecured 04/15/40	5.700%	1,420,000	1,781,744
06/01/42	4.500%	1,670,000	1,818,278
Total			8,562,296

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 1.6%
AES Corp. (The) Senior Unsecured 10/15/17	8.000%	16,000	17,960
05/15/23	4.875%	2,000,000	1,985,000
CMS Energy Corp. Senior Unsecured 06/15/19	8.750%	2,300,000	2,878,211
Calpine Corp. Senior Unsecured 01/15/23	5.375%	780,000	787,800
01/15/25	5.750%	3,250,000	3,290,625
CenterPoint Energy Houston Electric LLC 08/01/42	3.550%	760,000	732,036
Consolidated Edison Co. of New York, Inc. Senior Unsecured 03/01/43	3.950%	1,590,000	1,585,764
Constellation Energy Group, Inc. 12/01/20	5.150%	1,400,000	1,550,081
Consumers Energy Co. 1st Mortgage 05/15/22	2.850%	490,000	489,866
08/15/23	3.375%	700,000	722,788
Covanta Holding Corp. Senior Unsecured 03/01/24	5.875%	3,540,000	3,601,950
DPL, Inc. Senior Unsecured 10/15/16	6.500%	175,000	184,625
Dominion Resources, Inc. Senior Unsecured 06/15/18	6.400%	1,880,000	2,146,148
09/15/22	2.750%	1,240,000	1,202,696
08/01/41	4.900%	1,770,000	1,950,208
Dominion Resources, Inc.(c) 06/30/66	7.500%	1,360,000	1,434,800
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%	1,990,000	2,077,514
Duke Energy Florida, Inc. 11/15/42	3.850%	1,240,000	1,250,437
1st Mortgage 09/15/37	6.350%	1,170,000	1,621,861
Duke Energy Progress, Inc. 1st Mortgage 12/01/44	4.150%	1,190,000	1,264,969
Edison International Senior Unsecured 09/15/17	3.750%	1,200,000	1,266,517

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exelon Generation Co. LLC Senior Unsecured 06/15/22	4.250%	900,000	935,262
06/15/42	5.600%	760,000	850,233
FirstEnergy Corp. Senior Unsecured 03/15/18	2.750%	930,000	937,188
03/15/23	4.250%	3,680,000	3,797,075
Georgia Power Co. Senior Unsecured 03/15/42	4.300%	700,000	735,113
Ipalco Enterprises, Inc. Senior Secured 05/01/18	5.000%	2,521,000	2,659,655
NextEra Energy Capital Holdings, Inc.(c) 09/01/67	7.300%	3,060,000	3,274,200
PacifiCorp 1st Mortgage 01/15/39	6.000%	1,000,000	1,315,155
Potomac Electric Power Co. 1st Mortgage 03/15/24	3.600%	1,080,000	1,131,344
Progress Energy, Inc. Senior Unsecured 04/01/22	3.150%	900,000	911,694
Public Service Co. of Colorado 1st Mortgage 08/15/41	4.750%	480,000	559,791
Southern Power Co. Senior Unsecured 09/15/41	5.150%	500,000	580,596
Xcel Energy, Inc. Senior Unsecured 09/15/41	4.800%	820,000	914,629
Total			50,643,791
Environmental 0.3%
Clean Harbors, Inc. 08/01/20	5.250%	2,830,000	2,844,150
Republic Services, Inc. 06/01/22	3.550%	1,200,000	1,234,341
Waste Management, Inc. 09/01/16	2.600%	2,580,000	2,639,273
06/30/20	4.750%	2,000,000	2,192,222
Total			8,909,986
Finance Companies 0.8%
CIT Group, Inc. Senior Unsecured 08/15/17	4.250%	4,710,000	4,804,200

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/22	5.000%	2,930,000	3,010,575
General Electric Capital Corp. Senior Unsecured 04/27/17	2.300%	620,000	635,035
09/15/17	5.625%	2,565,000	2,847,288
08/07/19	6.000%	6,300,000	7,327,990
10/17/21	4.650%	4,930,000	5,556,746
Subordinated Notes 02/11/21	5.300%	1,310,000	1,496,003
Navient LLC Senior Unsecured 01/25/16	6.250%	610,000	634,400
Total			26,312,237
Food and Beverage 0.7%
Anheuser-Busch InBev Worldwide, Inc. 01/15/19	7.750%	3,580,000	4,336,239
01/15/20	5.375%	700,000	792,846
07/15/22	2.500%	3,240,000	3,148,898
Constellation Brands, Inc. 11/15/19	3.875%	3,500,000	3,526,250
Kellogg Co. Senior Unsecured 05/30/16	4.450%	1,000,000	1,051,683
Kraft Foods Group, Inc. Senior Unsecured 06/04/42	5.000%	1,260,000	1,387,012
Mondelez International, Inc. Senior Unsecured 02/01/24	4.000%	1,470,000	1,538,012
02/09/40	6.500%	1,039,000	1,387,022
Pernod Ricard SA Senior Unsecured(b) 01/15/17	2.950%	1,850,000	1,892,820
Tyson Foods, Inc. 04/01/16	6.600%	1,250,000	1,332,505
06/15/22	4.500%	1,571,000	1,700,900
Total			22,094,187
Foreign Agencies —%
CNOOC Nexen Finance ULC 04/30/24	4.250%	1,510,000	1,560,208
Gaming 0.2%
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	5,930,000	6,004,125
Health Care 1.4%
Baxter International, Inc. Senior Unsecured 06/15/23	3.200%	800,000	806,113

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co. Senior Unsecured 12/15/24	3.734%	2,000,000	2,059,150
CHS/Community Health Systems, Inc. Senior Secured 08/15/18	5.125%	4,030,000	4,171,050
Catholic Health Initiatives Secured 11/01/17	1.600%	495,000	493,836
11/01/22	2.950%	1,425,000	1,399,147
DaVita HealthCare Partners, Inc. 07/15/24	5.125%	4,300,000	4,386,000
Express Scripts Holding Co. 02/15/17	2.650%	3,320,000	3,394,680
06/15/19	7.250%	2,303,000	2,765,021
Fresenius Medical Care US Finance II, Inc.(b) 10/15/20	4.125%	1,000,000	1,005,000
HCA, Inc. Senior Secured 03/15/19	3.750%	6,090,000	6,097,612
10/15/19	4.250%	950,000	964,250
Medtronic, Inc. Senior Unsecured 04/01/23	2.750%	1,300,000	1,263,989
Medtronic, Inc.(b) Senior Unsecured 03/15/20	2.500%	1,200,000	1,203,147
03/15/25	3.500%	1,640,000	1,677,671
03/15/35	4.375%	1,320,000	1,400,330
NYU Hospitals Center Secured 07/01/42	4.428%	1,000,000	1,013,147
Thermo Fisher Scientific, Inc. Senior Unsecured 08/15/21	3.600%	2,490,000	2,571,351
02/01/24	4.150%	775,000	817,305
02/01/44	5.300%	1,370,000	1,573,438
Universal Health Services, Inc. Senior Secured 06/30/16	7.125%	1,860,000	1,990,200
Universal Health Services, Inc.(b) Senior Secured 08/01/19	3.750%	1,000,000	1,000,000
08/01/22	4.750%	1,600,000	1,600,000
Total			43,652,437
Healthcare Insurance 0.1%
Aetna, Inc. Senior Unsecured 11/15/22	2.750%	1,400,000	1,358,035

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc. Senior Unsecured 03/15/23	2.875%	1,310,000	1,301,557
03/15/43	4.250%	1,290,000	1,352,391
Total			4,011,983
Healthcare REIT 0.3%
HCP, Inc. Senior Unsecured 02/01/16	3.750%	2,150,000	2,209,648
Health Care REIT, Inc. Senior Unsecured 03/15/18	2.250%	730,000	734,568
03/15/23	3.750%	1,440,000	1,452,429
Senior Housing Properties Trust Senior Unsecured 05/01/24	4.750%	1,000,000	1,026,118
Ventas Realty LP/Capital Corp. 11/30/15	3.125%	1,995,000	2,035,309
06/01/21	4.750%	700,000	760,827
Total			8,218,899
Home Construction 0.5%
D.R. Horton, Inc. 02/15/18	3.625%	3,400,000	3,442,500
08/15/23	5.750%	1,100,000	1,166,000
Lennar Corp. 12/15/17	4.750%	2,150,000	2,203,750
06/15/19	4.500%	3,550,000	3,550,000
MDC Holdings, Inc. 01/15/24	5.500%	2,330,000	2,254,275
TRI Pointe Holdings, Inc. Senior Unsecured(b) 06/15/19	4.375%	1,870,000	1,844,287
Toll Brothers Finance Corp. 11/01/19	6.750%	675,000	756,000
Weyerhaeuser Real Estate Co. Senior Unsecured(b) 06/15/24	5.875%	1,700,000	1,700,000
Total			16,916,812
Independent Energy 1.4%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	1,310,000	1,400,888
09/15/36	6.450%	1,120,000	1,345,897
Apache Corp. Senior Unsecured 04/15/43	4.750%	700,000	656,456

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California Resources Corp.(b) 09/15/21	5.500%	3,800,000	3,249,000
Chesapeake Energy Corp. 04/15/22	4.875%	5,000,000	4,862,500
Cimarex Energy Co. 06/01/24	4.375%	4,000,000	3,820,000
Concho Resources, Inc. 01/15/21	7.000%	4,020,000	4,210,950
ConocoPhillips Holding Co. Senior Unsecured 04/15/29	6.950%	1,780,000	2,371,288
Continental Resources, Inc. 09/15/22	5.000%	2,520,000	2,438,100
06/01/24	3.800%	700,000	626,181
Denbury Resources, Inc. 07/15/23	4.625%	1,970,000	1,708,975
Devon Energy Corp. Senior Unsecured 07/15/41	5.600%	1,360,000	1,510,820
EOG Resources, Inc. Senior Unsecured 02/01/21	4.100%	1,270,000	1,362,732
Hess Corp. Senior Unsecured 01/15/40	6.000%	910,000	1,005,045
Newfield Exploration Co. Senior Subordinated Notes 02/01/20	6.875%	1,400,000	1,421,000
Senior Unsecured 01/30/22	5.750%	2,740,000	2,712,600
Noble Energy, Inc. Senior Unsecured 12/15/21	4.150%	2,640,000	2,692,011
Range Resources Corp. 08/01/20	6.750%	2,440,000	2,549,800
Talisman Energy, Inc. Senior Unsecured 06/01/19	7.750%	1,085,000	1,249,778
Whiting Petroleum Corp. 03/15/19	5.000%	2,970,000	2,776,950
03/15/21	5.750%	1,800,000	1,669,500
Total			45,640,471
Integrated Energy 0.4%
BP Capital Markets PLC 10/01/20	4.500%	1,000,000	1,081,969
05/10/23	2.750%	1,000,000	935,125

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Chevron Corp. Senior Unsecured 06/24/20	2.427%		1,660,000	1,668,020
Petro-Canada Senior Unsecured 05/15/38	6.800%		1,480,000	1,869,591
Shell International Finance BV 09/22/15	3.250%		1,225,000	1,247,874
08/21/42	3.625%		1,650,000	1,569,455
08/12/43	4.550%		1,670,000	1,826,930
Total Capital Canada Ltd. 07/15/23	2.750%		1,750,000	1,697,523
Total				11,896,487
Leisure 0.3%
Activision Blizzard, Inc.(b) 09/15/21	5.625%		5,080,000	5,334,000
Royal Caribbean Cruises Ltd. Senior Unsecured 11/15/22	5.250%		3,320,000	3,486,000
Total				8,820,000
Life Insurance 1.1%
Allianz Finance II BV(c) 07/08/41	5.750%	EUR	2,700,000	3,896,108
American International Group, Inc. Senior Unsecured 01/16/18	5.850%		1,742,000	1,947,730
06/01/22	4.875%		6,210,000	6,975,966
07/16/44	4.500%		1,090,000	1,151,597
American International Group, Inc.(c) 05/15/68	8.175%		880,000	1,192,400
Hartford Financial Services Group, Inc. (The) Senior Unsecured 10/15/16	5.500%		990,000	1,061,929
04/15/22	5.125%		600,000	674,453
10/15/36	5.950%		550,000	676,051
Lincoln National Corp. Senior Unsecured 02/15/20	6.250%		2,040,000	2,367,008
MetLife, Inc. Senior Unsecured 12/15/17	1.756%		1,040,000	1,043,430
08/13/42	4.125%		1,020,000	1,021,546
11/13/43	4.875%		540,000	609,847
Metropolitan Life Global Funding I Senior Secured(b) 01/10/23	3.000%		2,420,000	2,407,389
Principal Financial Group, Inc. 09/15/22	3.300%		750,000	749,782

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prudential Financial, Inc. Senior Unsecured 06/21/20	5.375%	1,270,000	1,433,346
12/14/36	5.700%	510,000	606,239
05/12/41	5.625%	730,000	856,516
05/15/44	4.600%	1,430,000	1,507,106
TIAA Asset Management Finance Co. LLC Senior Unsecured(b) 11/01/24	4.125%	1,090,000	1,116,613
Voya Financial, Inc. 07/15/22	5.500%	2,710,000	3,061,259
Senior Unsecured 07/15/43	5.700%	1,000,000	1,197,994
Total			35,554,309
Lodging 0.1%
Host Hotels & Resorts LP Senior Unsecured 10/01/21	6.000%	660,000	758,965
10/15/23	3.750%	1,130,000	1,127,117
Wyndham Worldwide Corp. Senior Unsecured 03/01/17	2.950%	1,150,000	1,174,419
Total			3,060,501
Media and Entertainment 1.3%
21st Century Fox America, Inc. 09/15/22	3.000%	2,300,000	2,284,484
08/15/39	6.900%	1,590,000	2,155,538
21st Century Fox America, Inc.(b) 09/15/44	4.750%	1,480,000	1,617,298
CBS Corp. 07/01/42	4.850%	700,000	709,453
Discovery Communications LLC 08/15/19	5.625%	1,350,000	1,515,563
04/01/23	3.250%	1,330,000	1,291,123
Gannett Co., Inc. 07/15/20	5.125%	4,150,000	4,233,000
Grupo Televisa SAB Senior Unsecured 05/13/45	5.000%	500,000	508,620
Interpublic Group of Companies, Inc. (The) Senior Unsecured 03/15/22	4.000%	1,565,000	1,601,910
Lamar Media Corp. 01/15/24	5.375%	3,480,000	3,584,400
Netflix, Inc. Senior Unsecured 02/01/21	5.375%	3,840,000	3,993,600

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(b)
Senior Unsecured 03/01/24	5.750%	390,000	405,600
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	2,500,000	2,512,500
Omnicom Group, Inc. 05/01/22	3.625%	480,000	492,765
Sirius XM Radio, Inc.(b) 07/15/24	6.000%	1,900,000	1,947,500
Time Warner, Inc. 01/15/21	4.700%	1,900,000	2,079,677
05/01/32	7.700%	1,500,000	2,119,258
10/15/41	5.375%	1,000,000	1,129,309
12/15/43	5.350%	1,000,000	1,135,776
Viacom, Inc. Senior Unsecured 03/01/21	4.500%	1,330,000	1,427,832
06/15/22	3.125%	2,020,000	1,956,041
Walt Disney Co. (The) Senior Unsecured 12/01/22	2.350%	1,500,000	1,470,837
Total			40,172,084
Metals 0.8%
Alcoa, Inc. Senior Unsecured 10/01/24	5.125%	3,850,000	4,080,114
ArcelorMittal Senior Unsecured 08/05/20	5.750%	3,160,000	3,278,500
Barrick Gold Corp. Senior Unsecured 05/01/23	4.100%	910,000	885,610
Barrick North America Finance LLC 05/30/21	4.400%	2,070,000	2,090,187
05/01/43	5.750%	710,000	704,483
Glencore Finance Canada Ltd.(b) 11/15/21	4.950%	1,270,000	1,339,823
Newmont Mining Corp. 10/01/39	6.250%	770,000	781,052
Peabody Energy Corp. 11/01/16	7.375%	630,000	647,325
Southern Copper Corp. Senior Unsecured 11/08/42	5.250%	1,030,000	920,146
Steel Dynamics, Inc. 08/15/19	6.125%	4,060,000	4,263,000
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd. 01/15/17	3.150%	1,000,000	1,019,690
Vale Overseas Ltd. 09/15/19	5.625%	3,240,000	3,447,425
09/15/20	4.625%	1,650,000	1,673,857
Vale SA Senior Unsecured 09/11/42	5.625%	390,000	363,250
Total			25,494,462
Midstream 1.9%
Access Midstream Partners LP/Finance Corp. 04/15/21	5.875%	5,470,000	5,702,475
AmeriGas Partners LP/Finance Corp. Senior Unsecured 08/20/19	6.250%	2,960,000	3,056,200
El Paso Pipeline Partners Operating Co. LLC 04/01/20	6.500%	1,870,000	2,114,559
Enbridge Energy Partners LP Senior Unsecured 03/15/20	5.200%	1,620,000	1,765,188
Enbridge, Inc. Senior Unsecured 06/10/44	4.500%	1,070,000	923,797
Energy Transfer Equity LP Senior Secured 10/15/20	7.500%	1,662,000	1,853,130
Energy Transfer Partners LP Senior Unsecured 10/01/20	4.150%	2,140,000	2,193,885
02/01/22	5.200%	753,000	805,376
02/01/23	3.600%	1,270,000	1,228,938
02/01/42	6.500%	900,000	1,034,506
Enterprise Products Operating LLC 06/01/15	3.700%	1,000,000	1,011,364
09/01/20	5.200%	2,550,000	2,812,357
03/15/44	4.850%	2,330,000	2,429,535
Enterprise Products Operating LLC(c) 01/15/68	7.034%	2,020,000	2,215,688
Kinder Morgan Energy Partners LP 09/15/20	5.300%	900,000	969,154
09/01/22	3.950%	2,870,000	2,845,780
09/01/39	6.500%	1,650,000	1,836,270
Kinder Morgan, Inc. 06/01/18	7.250%	1,740,000	1,966,952
Magellan Midstream Partners LP Senior Unsecured 07/15/19	6.550%	1,480,000	1,729,387
10/15/43	5.150%	400,000	424,041

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp. 11/01/20	6.750%	714,000	742,560
08/15/21	6.500%	890,000	916,700
07/15/23	4.500%	1,550,000	1,491,875
NiSource Finance Corp. 12/01/21	4.450%	849,000	917,345
02/01/45	5.650%	1,150,000	1,376,628
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 06/01/22	3.650%	2,330,000	2,342,591
Suburban Propane Partners LP/Energy Finance Corp. Senior Unsecured 03/15/20	7.375%	2,000,000	2,075,000
Sunoco Logistics Partners Operations LP 01/15/23	3.450%	2,165,000	2,076,185
Targa Resources Partners LP/Finance Corp. 11/15/23	4.250%	2,140,000	1,947,400
Tesoro Logistics LP/Finance Corp. Senior Unsecured(b) 10/15/19	5.500%	2,000,000	1,985,000
TransCanada PipeLines Ltd Senior Unsecured 08/01/22	2.500%	1,800,000	1,695,674
Williams Companies, Inc. (The) Senior Unsecured 01/15/23	3.700%	1,250,000	1,122,608
06/24/44	5.750%	810,000	704,584
Williams Partners LP Senior Unsecured 02/15/15	3.800%	250,000	250,781
11/15/20	4.125%	1,920,000	1,967,036
Total			60,530,549
Natural Gas 0.1%
Sempra Energy Senior Unsecured 06/01/16	6.500%	1,500,000	1,610,805
10/01/22	2.875%	1,830,000	1,798,868
Total			3,409,673
Office REIT 0.2%
Kilroy Realty LP 01/15/23	3.800%	2,510,000	2,539,786
Reckson Operating Partnership LP Senior Unsecured 03/31/16	6.000%	1,020,000	1,075,215
SL Green Realty Corp. Senior Unsecured 03/15/20	7.750%	1,615,000	1,929,310
Total			5,544,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.3%
Ensco PLC Senior Unsecured 03/15/16	3.250%	770,000	784,080
03/15/21	4.700%	3,060,000	3,073,865
Schlumberger Investment SA 12/01/23	3.650%	1,000,000	1,045,349
Transocean, Inc. 12/15/16	5.050%	560,000	562,681
10/15/17	2.500%	2,030,000	1,794,609
11/15/20	6.500%	620,000	584,640
12/15/21	6.375%	530,000	488,898
Weatherford International Ltd. 04/15/22	4.500%	1,660,000	1,477,442
Total			9,811,564
Other Financial Institutions 0.1%
Icahn Enterprises LP/Finance Corp. 03/15/17	3.500%	3,030,000	3,030,000
Other Industry 0.1%
Belden, Inc.(b) 07/15/24	5.250%	2,234,000	2,144,640
Johns Hopkins University Senior Unsecured 07/01/53	4.083%	500,000	522,711
Total			2,667,351
Other REIT 0.2%
Digital Realty Trust LP 07/15/15	4.500%	1,000,000	1,009,493
Hospitality Properties Trust Senior Unsecured 03/15/24	4.650%	2,700,000	2,765,629
03/15/25	4.500%	1,670,000	1,681,144
Total			5,456,266
Packaging 0.3%
Ball Corp. 09/15/20	6.750%	1,760,000	1,834,800
11/15/23	4.000%	3,830,000	3,695,950
Crown Americas LLC/Capital Corp. III 02/01/21	6.250%	4,000,000	4,210,000
Crown Americas LLC/Capital Corp. IV 01/15/23	4.500%	790,000	766,300
Total			10,507,050

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Paper 0.3%
Domtar Corp. 04/01/22	4.400%	1,430,000	1,467,718
Georgia-Pacific LLC(b) 11/01/20	5.400%	3,000,000	3,375,714
International Paper Co. Senior Unsecured 11/15/41	6.000%	1,470,000	1,720,973
Rock-Tenn Co. 03/01/20	3.500%	1,430,000	1,451,141
03/01/23	4.000%	2,415,000	2,460,284
Total			10,475,830
Pharmaceuticals 1.3%
AbbVie, Inc. Senior Unsecured 11/06/17	1.750%	3,000,000	3,006,519
11/06/22	2.900%	1,480,000	1,457,100
11/06/42	4.400%	1,680,000	1,733,204
Actavis Funding SCS 06/15/24	3.850%	500,000	502,555
Actavis, Inc. 10/01/22	3.250%	1,590,000	1,548,056
Senior Unsecured 10/01/17	1.875%	2,258,000	2,249,248
10/01/42	4.625%	850,000	832,945
Amgen, Inc. Senior Unsecured 05/15/17	2.125%	1,640,000	1,661,517
06/01/17	5.850%	950,000	1,046,420
06/15/21	4.100%	2,040,000	2,189,369
05/15/43	5.375%	2,100,000	2,439,658
Bristol-Myers Squibb Co. Senior Unsecured 08/01/42	3.250%	1,000,000	876,079
Celgene Corp. Senior Unsecured 08/15/22	3.250%	1,250,000	1,258,047
Forest Laboratories, Inc.(b) 02/15/21	4.875%	3,830,000	4,106,599
Gilead Sciences, Inc. Senior Unsecured 12/01/21	4.400%	2,920,000	3,219,741
Mallinckrodt International Finance SA 04/15/18	3.500%	4,400,000	4,251,500
Merck & Co., Inc. Senior Unsecured 09/15/22	2.400%	1,495,000	1,459,035

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Perrigo Finance PLC 12/15/24	3.900%	1,200,000	1,221,950
Roche Holdings, Inc.(b) 03/01/19	6.000%	1,351,000	1,560,386
09/30/24	3.350%	1,010,000	1,039,499
Sanofi Senior Unsecured 03/29/21	4.000%	872,000	947,404
Valeant Pharmaceuticals International, Inc.(b) 08/15/18	6.750%	4,300,000	4,574,211
Total			43,181,042
Property & Casualty 0.4%
Allstate Corp. (The) Senior Unsecured 06/15/43	4.500%	500,000	551,677
Allstate Corp. (The)(c) Subordinated Notes 08/15/53	5.750%	1,010,000	1,064,287
Berkshire Hathaway Finance Corp. 05/15/22	3.000%	1,000,000	1,015,606
Berkshire Hathaway, Inc. Senior Unsecured 02/11/43	4.500%	1,740,000	1,902,883
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	1,430,000	1,547,073
08/01/44	4.850%	1,910,000	1,941,465
Markel Corp. Senior Unsecured 07/01/22	4.900%	2,110,000	2,317,067
03/30/23	3.625%	860,000	864,912
Travelers Companies, Inc. (The) Senior Unsecured 08/01/43	4.600%	1,000,000	1,122,607
WR Berkley Corp. Senior Unsecured 03/15/22	4.625%	1,290,000	1,383,301
08/01/44	4.750%	780,000	796,804
Total			14,507,682
Railroads 0.3%
Burlington Northern Santa Fe LLC Senior Unsecured 09/01/20	3.600%	1,881,000	1,974,032
03/01/41	5.050%	700,000	788,390
09/15/41	4.950%	1,650,000	1,835,369
03/15/43	4.450%	1,180,000	1,232,799
CSX Corp. Senior Unsecured 06/01/21	4.250%	1,110,000	1,204,137

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Norfolk Southern Corp. Senior Unsecured 04/01/18	5.750%	1,280,000	1,436,447
12/01/21	3.250%	1,200,000	1,228,330
Union Pacific Corp. Senior Unsecured 09/15/41	4.750%	610,000	685,348
Total			10,384,852
Refining 0.2%
Marathon Petroleum Corp. Senior Unsecured 03/01/16	3.500%	1,500,000	1,537,116
Phillips 66
04/01/22	4.300%	3,100,000	3,272,642
Tesoro Corp. 10/01/22	5.375%	800,000	810,000
Total			5,619,758
Retail REIT 0.1%
DDR Corp. Senior Unsecured 04/15/18	4.750%	2,860,000	3,055,043
Realty Income Corp. Senior Unsecured 10/15/26	4.125%	750,000	764,545
Total			3,819,588
Retailers 0.9%
Alibaba Group Holding Ltd.(b) 11/28/21	3.125%	1,150,000	1,136,174
CVS Health Corp. Senior Unsecured 12/01/22	2.750%	1,730,000	1,684,989
Hanesbrands, Inc. 12/15/20	6.375%	2,680,000	2,840,800
Home Depot, Inc. (The) Senior Unsecured 04/01/41	5.950%	2,590,000	3,382,737
L Brands, Inc. Senior Unsecured 07/15/17	6.900%	920,000	1,012,000
Macy's Retail Holdings, Inc. 12/01/16	5.900%	438,000	475,240
Macys Retail Holdings, Inc. 06/01/24	3.625%	2,800,000	2,832,953
PVH Corp. Senior Unsecured 12/15/22	4.500%	3,570,000	3,525,375

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sally Holdings LLC/Capital, Inc. 11/15/19	6.875%	4,865,000	5,169,062
Target Corp. Senior Unsecured 07/01/42	4.000%	1,920,000	1,950,386
Wal-Mart Stores, Inc. Senior Unsecured 04/01/40	5.625%	3,500,000	4,453,494
04/22/44	4.300%	500,000	545,773
Total			29,008,983
Supermarkets 0.2%
Delhaize Group SA 04/10/19	4.125%	1,600,000	1,680,243
10/01/40	5.700%	880,000	923,258
Kroger Co. (The) 08/15/17	6.400%	1,600,000	1,788,379
Senior Unsecured 01/15/21	3.300%	1,880,000	1,907,809
Total			6,299,689
Technology 1.0%
Cisco Systems, Inc. Senior Unsecured 02/15/39	5.900%	830,000	1,044,695
Dell, Inc. Senior Unsecured 09/10/15	2.300%	940,000	940,893
04/01/16	3.100%	390,000	391,950
Equifax, Inc. Senior Unsecured 12/15/22	3.300%	1,600,000	1,581,910
Fidelity National Information Services, Inc. 03/15/22	5.000%	1,160,000	1,230,244
04/15/23	3.500%	1,066,000	1,059,607
Hewlett-Packard Co. Senior Unsecured 06/01/21	4.300%	2,910,000	3,063,954
International Business Machines Corp. Senior Unsecured 08/01/23	3.375%	1,700,000	1,736,999
Intuit, Inc. Senior Unsecured 03/15/17	5.750%	2,170,000	2,384,843
Jabil Circuit, Inc. Senior Unsecured 07/15/16	7.750%	1,910,000	2,046,088
12/15/20	5.625%	440,000	466,136

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KLA-Tencor Corp. Senior Unsecured 11/01/24	4.650%	710,000	735,025
Oracle Corp. Senior Unsecured 10/15/22	2.500%	2,630,000	2,561,872
07/15/23	3.625%	2,690,000	2,821,027
07/08/24	3.400%	1,000,000	1,022,072
Pitney Bowes, Inc. Senior Unsecured 03/15/24	4.625%	2,826,000	2,892,730
Sanmina Corp. Senior Secured(b) 06/01/19	4.375%	2,000,000	1,985,000
Seagate HDD Cayman 06/01/23	4.750%	3,870,000	4,019,568
Seagate HDD(b) 11/15/18	3.750%	750,000	769,688
Xerox Corp. Senior Unsecured 03/15/17	2.950%	840,000	863,108
Total			33,617,409
Tobacco 0.2%
Altria Group, Inc. 08/09/22	2.850%	3,230,000	3,138,578
Philip Morris International, Inc. Senior Unsecured 05/17/21	4.125%	1,870,000	2,033,492
Total			5,172,070
Transportation Services 0.2%
Hertz Corp. (The) 04/01/18	4.250%	1,500,000	1,492,500
04/15/19	6.750%	3,000,000	3,090,000
Penske Truck Leasing Co. LP/Finance Corp. Senior Unsecured(b) 07/17/18	2.875%	1,830,000	1,860,753
Total			6,443,253
Wireless 0.7%
America Movil SAB de CV 03/30/20	5.000%	1,030,000	1,135,822
Senior Unsecured 07/16/22	3.125%	2,420,000	2,387,669
American Tower Corp. Senior Unsecured 09/01/20	5.050%	1,350,000	1,464,673

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%	1,810,000	1,826,049
04/15/23	3.849%	1,960,000	1,946,892
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	2,810,000	2,866,200
Sprint Communications, Inc. Senior Unsecured 12/01/16	6.000%	1,550,000	1,621,339
Sprint Communications, Inc.(b) 11/15/18	9.000%	3,730,000	4,233,550
T-Mobile USA, Inc. 04/28/19	6.464%	3,160,000	3,286,400
Vodafone Group PLC Senior Unsecured 02/27/17	5.625%	2,170,000	2,351,162
Total			23,119,756
Wirelines 1.8%
AT&T, Inc. Senior Unsecured 08/15/21	3.875%	3,080,000	3,222,626
12/01/22	2.625%	1,500,000	1,428,651
02/15/39	6.550%	2,450,000	3,019,811
12/15/42	4.300%	2,020,000	1,920,438
British Telecommunications PLC Senior Unsecured 01/15/18	5.950%	3,115,000	3,473,814
CenturyLink, Inc. Senior Unsecured 04/01/17	6.000%	1,420,000	1,508,750
09/15/19	6.150%	1,505,000	1,625,400
Deutsche Telekom International Finance BV 08/20/18	6.750%	2,370,000	2,750,302
Deutsche Telekom International Finance BV(b) 03/06/17	2.250%	940,000	954,847
Embarq Corp. Senior Unsecured 06/01/36	7.995%	1,100,000	1,229,250
Frontier Communications Corp. Senior Unsecured 04/15/17	8.250%	3,485,000	3,877,062
Orange SA Senior Unsecured 09/14/21	4.125%	1,940,000	2,078,277
Telecom Italia Capital SA 06/04/18	6.999%	2,430,000	2,697,300
09/30/34	6.000%	1,210,000	1,210,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telecom Italia SpA Senior Unsecured(b) 05/30/24	5.303%	1,100,000	1,113,010
Telefonica Emisiones SAU 02/16/21	5.462%	2,410,000	2,697,014
Verizon Communications, Inc. Senior Unsecured 09/14/18	3.650%	2,930,000	3,096,210
09/15/20	4.500%	1,430,000	1,552,633
09/15/23	5.150%	3,870,000	4,273,382
11/01/24	3.500%	690,000	677,924
03/15/34	5.050%	3,830,000	4,085,557
11/01/41	4.750%	2,090,000	2,142,605
09/15/43	6.550%	1,408,000	1,803,858
Verizon Communications, Inc.(b) Senior Unsecured 08/21/46	4.862%	2,761,000	2,836,174
08/21/54	5.012%	1,412,000	1,460,783
Windstream Corp. 11/01/17	7.875%	490,000	530,425
Total			57,266,103
Total Corporate Bonds & Notes (Cost: $1,079,161,027)			1,099,396,208

Residential Mortgage-Backed Securities — Agency 29.2%

Federal Home Loan Mortgage Corp.(c)(d) 05/01/35	5.234%	448,191	468,205
12/01/35	2.382%	4,523,584	4,852,997
07/01/36	2.375%	5,695,341	6,098,563
07/01/36	2.397%	4,642,868	4,972,464
08/01/36	6.122%	1,646,980	1,754,682
10/01/36	2.260%	3,469,580	3,689,741
04/01/37	3.795%	3,949,344	4,188,238
02/01/38	5.770%	3,763,398	3,994,127
04/01/38	5.374%	1,887,589	1,996,750
06/01/38	5.937%	3,016,598	3,230,127
07/01/38	5.090%	1,060,690	1,130,328
07/01/40	3.241%	1,248,686	1,314,182
07/01/40	3.548%	1,070,243	1,139,275
09/01/40	4.057%	1,585,624	1,672,811
02/01/41	3.793%	1,421,745	1,497,792
05/01/41	2.556%	884,526	937,229
07/01/41	3.289%	3,120,244	3,286,997
07/01/41	3.792%	2,329,681	2,452,336
07/01/41	4.263%	2,945,198	3,088,345
04/01/42	2.860%	789,279	813,517
12/01/42	2.086%	6,838,777	6,903,465
02/01/43	1.967%	2,827,107	2,917,729
02/01/43	2.347%	6,485,200	6,508,380
05/01/43	1.836%	4,516,181	4,616,521
06/01/43	1.739%	2,110,921	2,148,349

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2684 Class FP 01/15/33	0.661%	1,526,050	1,531,835
Federal Home Loan Mortgage Corp.(d) 11/01/22 - 06/01/33	5.000%	2,686,113	2,932,027
03/01/34 - 08/01/38	5.500%	6,029,374	6,792,605
02/01/38	6.000%	2,022,935	2,290,941
Federal National Mortgage Association(c)(d) 06/01/35	1.940%	23,998,116	25,557,136
06/01/37	1.894%	3,217,284	3,421,811
11/01/37	6.064%	346,534	372,719
03/01/38	2.319%	5,249,565	5,614,369
06/01/38	5.285%	1,991,476	2,125,685
03/01/39	2.204%	4,449,353	4,751,169
03/01/40	2.973%	1,356,015	1,450,239
08/01/40	3.756%	1,388,743	1,459,435
10/01/40	3.916%	2,577,851	2,722,738
08/01/41	3.070%	3,111,378	3,253,391
09/01/41	3.364%	1,279,736	1,333,571
04/01/42	2.710%	4,157,453	4,267,301
CMO Series 2005-106 Class UF 11/25/35	0.470%	3,050,264	3,065,622
CMO Series 2006-43 Class FM 06/25/36	0.470%	1,116,616	1,119,232
CMO Series 2007-36 Class FB 04/25/37	0.570%	4,329,278	4,358,076
Federal National Mortgage Association(d) 08/01/18 - 05/01/39	6.500%	1,943,039	2,209,397
07/01/31 - 08/01/39	5.000%	37,198,440	41,360,215
04/01/33 - 01/01/39	5.500%	23,793,719	26,748,262
07/01/33 - 11/01/40	4.500%	25,430,696	27,968,681
12/01/33 - 09/01/37	6.000%	11,048,923	12,584,923
10/01/40 - 08/01/41	4.000%	15,762,837	16,993,196
10/01/41 - 05/01/42	3.500%	13,099,020	13,680,421
Federal National Mortgage Association(d)(e) 12/01/40	3.500%	24,137,217	25,194,621
01/13/44	5.500%	45,000,000	50,336,721
01/14/45	3.000%	32,000,000	32,370,000
01/14/45	3.500%	107,500,000	112,060,365
01/14/45	4.000%	82,000,000	87,514,820
01/14/45	4.500%	83,850,000	91,016,559
01/14/45	5.000%	70,000,000	77,337,694
Government National Mortgage Association(d) 07/20/39 - 10/20/40	5.000%	21,866,775	24,387,841

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/40 - 06/15/41	4.500%	41,923,397	46,431,378
07/15/40 - 11/20/40	4.000%	23,791,649	25,585,144
06/20/42 - 07/20/42	3.500%	14,748,425	15,506,097
Government National Mortgage Association(d)(e) 01/21/44	4.000%	48,000,000	51,464,438
Total Residential Mortgage-Backed Securities — Agency (Cost: $921,703,520)			934,843,825

Residential Mortgage-Backed Securities — Non-Agency 7.0%

Banc of America Mortgage Trust(d) CMO Series 2004-7 Class 7A1 08/25/19	5.000%	272,381	275,076
CMO Series 2005-1 Class 1A15 02/25/35	5.500%	2,155,917	2,238,815
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2006-1 Class A1(c)(d) 02/25/36	2.360%	1,403,016	1,398,849
Citicorp Mortgage Securities Trust CMO Series 2007-8 Class 1A3(d) 09/25/37	6.000%	807,836	840,297
Citigroup Mortgage Loan Trust, Inc.(c)(d) CMO Series 2004-UST1 Class A4 08/25/34	2.178%	1,821,542	1,806,254
CMO Series 2005-4 Class A 08/25/35	5.205%	7,419,892	7,432,795
Countrywide Home Loan Mortgage Pass-Through Trust(d) CMO Series 2004-4 Class A19 05/25/34	5.250%	1,371,786	1,442,264
CMO Series 2004-5 Class 2A4 05/25/34	5.500%	385,967	402,975
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2003-AR28 Class 2A1(c)(d) 12/25/33	2.469%	703,559	701,478
First Horizon Mortgage Pass-Through Trust(c)(d) CMO Series 2005-AR3 Class 4A1 08/25/35	5.119%	1,581,861	1,513,245
CMO Series 2006-AR4 Class 1A2 01/25/37	2.555%	4,297,849	3,714,738
GSR Mortgage Loan Trust(c)(d) CMO Series 2005-AR6 Class 2A1 09/25/35	2.669%	4,209,996	4,226,651

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSR Mortgage Loan Trust(d) Series 2005-6F Class 1A5 07/25/35	5.250%	4,799,495	4,954,581
JPMorgan Mortgage Trust(c)(d) CMO Series 2005-A4 Class 1A1 07/25/35	5.238%	2,826,680	2,829,274
CMO Series 2005-A4 Class 2A1 07/25/35	2.534%	1,936,681	1,940,312
CMO Series 2005-S2 Class 3A1 02/25/32	6.937%	1,356,632	1,384,814
CMO Series 2006-A3 Class 7A1 04/25/35	2.634%	3,135,071	3,081,521
JPMorgan Mortgage Trust(d) CMO Series 2004-S2 Class 1A3 11/25/19	4.750%	511,525	514,804
MASTR Adjustable Rate Mortgages Trust CMO Series 2004-13 Class 3A7(c)(d) 11/21/34	2.639%	3,394,200	3,453,693
Morgan Stanley Mortgage Loan Trust Series 2004-8AR Class 4A2(c)(d) 10/25/34	2.429%	2,603,768	2,588,025
PHH Mortgage Capital Trust CMO Series 2007-6 Class A1(c)(d) 12/18/37	5.491%	618,818	621,496
Provident Funding Mortgage Loan Trust CMO Series 2005-1 Class 2A1(c)(d) 05/25/35	2.480%	1,656,578	1,640,867
Sequoia Mortgage Trust(b)(c)(d) CMO Series 2013-12 Class A1 12/25/43	4.000%	4,311,887	4,461,794
Sequoia Mortgage Trust(c)(d) CMO Series 2012-1 Class 1A1 01/25/42	2.865%	850,433	840,302
Structured Adjustable Rate Mortgage Loan Trust CMO Series 2004-8 Class 2A1(c)(d) 07/25/34	2.393%	7,124,821	7,114,141
WaMu Mortgage Pass-Through Certificates Trust CMO Series 2003-S11 Class 3A5(d) 11/25/33	5.950%	662,447	682,959
Wells Fargo Mortgage-Backed Securities Trust(c)(d) CMO Series 2004-A Class A1 02/25/34	2.637%	742,936	744,474
CMO Series 2004-K Class 2A6 07/25/34	2.615%	1,304,533	1,304,144
CMO Series 2004-Z Class 2A2 12/25/34	2.615%	5,842,275	5,873,309
CMO Series 2005-AR10 Class 2A17 06/25/35	2.614%	9,647,110	9,679,659
CMO Series 2005-AR14 Class A1 08/25/35	5.357%	1,060,939	1,051,999

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-AR16 Class 3A2 03/25/35	2.611%	5,275,039	5,317,308
CMO Series 2005-AR2 Class 3A1 03/25/35	2.613%	2,032,829	1,968,673
CMO Series 2005-AR8 Class 2A1 06/25/35	2.592%	553,892	557,332
CMO Series 2006-AR10 Class 2A1 07/25/36	2.609%	2,963,793	2,890,499
CMO Series 2006-AR10 Class 4A1 07/25/36	2.610%	8,906,321	8,385,782
CMO Series 2006-AR16 Class A1 10/25/36	2.489%	10,037,332	9,332,982
CMO Series 2006-AR19 Class A1 12/25/36	5.470%	6,956,671	6,781,676
CMO Series 2006-AR5 Class 2A1 04/25/36	2.615%	11,875,150	11,350,779
CMO Series 2007-AR10 Class 1A1 01/25/38	6.077%	972,477	969,152
Series 2006-AR1 Class 1A1 03/25/36	5.570%	9,730,271	9,414,193
Series 2006-AR10 Class 5A4 07/25/36	2.607%	3,989,750	3,844,807
Series 2006-AR10 Class 5A5 07/25/36	2.607%	4,154,387	4,003,462
Series 2006-AR10 Class 5A6 07/25/36	2.607%	4,248,776	4,094,422
Series 2006-AR12 Class 1A1 09/25/36	2.506%	4,066,494	3,848,266
Series 2006-AR14 Class 2A1 10/25/36	2.617%	5,638,795	5,302,300
Series 2006-AR2 Class 2A3 03/25/36	2.612%	2,686,235	2,658,003
Wells Fargo Mortgage-Backed Securities Trust(d) CMO Series 2004-4 Class A9 05/25/34	5.500%	1,395,165	1,436,165
CMO Series 2005-14 Class 2A1 12/25/35	5.500%	1,411,668	1,426,732
CMO Series 2005-17 Class 1A1 01/25/36	5.500%	313,306	318,678
CMO Series 2005-5 Class 1A1 05/25/20	5.000%	181,346	184,883
CMO Series 2005-9 Class 1A11 10/25/35	5.500%	1,888,862	1,974,371
CMO Series 2005-9 Class 2A9 10/25/35	5.250%	1,940,668	2,017,347
CMO Series 2006-10 Class A4 08/25/36	6.000%	1,448,245	1,484,126
CMO Series 2006-13 Class A5 10/25/36	6.000%	4,869,912	5,048,560
CMO Series 2006-14 Class A1 10/25/36	6.000%	742,676	741,858
CMO Series 2006-7 Class 3A1 06/25/36	6.000%	4,320,743	4,243,712
CMO Series 2006-8 Class A10 07/25/36	6.000%	5,516,936	5,531,854

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-8 Class A9 07/25/36	6.000%	6,962,572	6,981,399
CMO Series 2007-11 Class A3 08/25/37	6.000%	1,719,442	1,695,232
CMO Series 2007-13 Class A1 09/25/37	6.000%	7,048,582	7,290,905
CMO Series 2007-14 Class 2A2 10/25/22	5.500%	2,151,576	2,220,029
CMO Series 2007-15 Class A1 11/25/37	6.000%	2,733,015	2,718,932
CMO Series 2007-16 Class 1A1 12/28/37	6.000%	1,176,094	1,212,807
CMO Series 2007-3 Class 3A1 04/25/22	5.500%	363,062	373,662
CMO Series 2007-9 Class 1A8 07/25/37	5.500%	578,924	587,053
CMO Series 2008-1 Class 4A1 02/25/38	5.750%	3,298,168	3,461,945
Series 2007-12 Class A7 09/25/37	5.500%	3,703,864	3,809,217
Series 2007-8 Class 2A2 07/25/37	6.000%	7,362,141	7,275,798
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $223,657,813)			223,510,506

Commercial Mortgage-Backed Securities — Agency 0.7%

Federal National Mortgage Association(c)(d) Series 2014-M5 Class FA 01/25/17	0.507%	8,233,355	8,237,538
Federal National Mortgage Association(d) Series 2014-M3 Class ASQ2 03/25/16	0.558%	13,328,585	13,319,361
Total Commercial Mortgage-Backed Securities — Agency (Cost: $21,568,161)			21,556,899

Commercial Mortgage-Backed Securities — Non-Agency 6.5%

BB-UBS Trust Series 2012-SHOW Class A(b)(d) 11/05/36	3.430%	9,200,000	9,220,884
BLCP Hotel Trust Series 2014-CLRN Class A(b)(c)(d) 08/15/29	1.111%	12,575,000	12,469,043

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2012-PARK Class A(b)(d) 12/10/30	2.959%	13,285,000	13,300,371
Banc of America Merrill Lynch Commercial Mortgage, Inc.(c)(d) Series 2005-5 Class A4 10/10/45	5.115%	4,910,235	4,993,056
Series 2005-5 Class AM 10/10/45	5.176%	2,850,000	2,936,566
Commercial Mortgage Trust(b)(c)(d) Series 2014-BBG Class A 03/15/29	0.961%	12,200,000	12,146,625
Commercial Mortgage Trust(c)(d) Series 2014-CR15 Class B 02/10/47	4.717%	8,675,000	9,570,616
Series 2014-LC17 Class B 10/10/47	4.490%	9,400,000	10,074,298
Series 2014-UBS5 Class B 09/10/47	4.514%	14,225,000	15,154,554
GS Mortgage Securities Corp. II(d) Series 2005-GG4 Class A4 07/10/39	4.761%	4,470,680	4,489,372
Series 2005-GG4 Class A4A 07/10/39	4.751%	5,823,678	5,829,298
GS Mortgage Securities Corp. Trust Series 2012-ALOH Class B(b)(d) 04/10/34	4.049%	7,980,000	8,425,124
GS Mortgage Securities Trust Series 2012-ALOH Class C(b)(c)(d) 04/10/34	4.129%	4,600,000	4,825,786
Irvine Core Office Trust(b)(c)(d) Series 2013-IRV Class A2 05/15/48	3.173%	13,000,000	13,198,419
Irvine Core Office Trust(b)(d) Series 2013-IRV Class A1 05/15/48	2.068%	3,187,154	3,147,069
JPMBB Commercial Mortgage Securities Trust Series 2014-C21 Class B(c)(d) 08/15/47	4.341%	4,250,000	4,490,687
JPMorgan Chase Commercial Mortgage Securities Trust(b)(c)(d) Series 2014-CBM Class B 10/15/29	1.561%	9,450,000	9,384,193
JPMorgan Chase Commercial Mortgage Securities Trust(c)(d) Series 2013-C16 Class C 12/15/46	5.009%	5,440,000	5,871,615
JPMorgan Chase Commercial Mortgage Securities Trust(d) Series 2013-C16 Class A4 12/15/46	4.166%	2,675,000	2,918,083
Series 2013-C16 Class AS 12/15/46	4.517%	4,800,000	5,252,626

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LB-UBS Commercial Mortgage Trust(c)(d) Series 2005-C5 Class AM 09/15/40	5.017%	7,000,000	7,134,050
Series 2005-C7 Class AM 11/15/40	5.263%	5,130,000	5,291,118
LB-UBS Commercial Mortgage Trust(d) Series 2004-C1 Class A4 01/15/31	4.568%	641,786	656,854
Morgan Stanley Bank of America Merrill Lynch Trust(c)(d) Series 2012-C6 Class C 11/15/45	4.536%	3,510,000	3,688,624
Morgan Stanley Bank of America Merrill Lynch Trust(d) Series 2012-C6 Class AS 11/15/45	3.476%	5,400,000	5,514,356
Morgan Stanley Capital I Trust(b)(c)(d) Series 2014-CPT Class C 07/13/29	3.446%	6,550,000	6,648,073
Morgan Stanley Capital I Trust(d) Series 2005-T19 Class A4A 06/12/47	4.890%	12,550,382	12,656,571
VNDO Mortgage Trust(b)(c)(d) Series 2013-PENN Class D 12/13/29	3.947%	4,500,000	4,582,420
VNDO Mortgage Trust(b)(d) Series 2013-PENN Class A 12/13/29	3.808%	5,500,000	5,826,793
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $207,761,894)			209,697,144

Asset-Backed Securities — Non-Agency 3.4%

Avis Budget Rental Car Funding AESOP LLC(b) Series 2010-5A Class A 03/20/17	3.150%	16,200,000	16,571,677
Series 2012-1A Class A 08/20/16	2.054%	6,700,000	6,732,758
Barclays Dryrock Issuance Trust Series 2014-1 Class A(c) 12/16/19	0.521%	7,825,000	7,815,842
CNH Equipment Trust Series 2014-B Class A2 08/15/17	0.480%	9,975,000	9,971,619
Chase Issuance Trust Series 2007-B1 Class B1(c) 04/15/19	0.411%	8,450,000	8,396,444
Harley-Davidson Motorcycle Trust Series 2014-1 Class A2B(c) 04/15/18	0.331%	9,854,500	9,839,285

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Fleet Lease Funding LP(b)(c) Series 2013-3 Class A 12/10/27	0.712%	7,200,000	7,208,688
Series 2014-1 Class A 04/10/28	0.562%	13,175,000	13,175,026
Hilton Grand Vacations Trust(b) Series 2013-A Class A 01/25/26	2.280%	7,771,537	7,812,771
Series 2014-AA Class A 11/25/26	1.770%	9,541,074	9,424,496
Series 2014-AA Class B 11/25/26	2.070%	6,088,536	5,989,165
TAL Advantage V LLC Series 2013-2A Class A(b) 11/20/38	3.550%	4,458,333	4,512,752
U.S. Airways Pass-Through Trust Pass-Through Certificates Series 2013-1 Class A 05/15/27	3.950%	1,640,788	1,673,603
Total Asset-Backed Securities — Non-Agency (Cost: $109,481,486)			109,124,126

U.S. Treasury Obligations 17.5%

U.S. Treasury 01/31/15	2.250%	20,000,000	20,035,736
03/15/15	0.375%	20,000,000	20,012,500
05/31/15	0.250%	60,000,000	60,037,501
06/30/15	1.875%	45,000,000	45,386,730
11/15/15	0.375%	30,000,000	30,028,140
01/15/16	0.375%	12,000,000	12,007,500
06/30/16	1.500%	2,000,000	2,030,156
07/31/16	1.500%	19,200,000	19,493,990
11/30/16	0.875%	4,800,000	4,821,000
07/31/17	2.375%	4,100,000	4,248,945
10/31/17	1.875%	3,500,000	3,582,306
01/31/18	0.875%	11,000,000	10,911,483
11/30/19	1.500%	75,700,000	75,220,970
02/15/31	5.375%	5,000,000	6,969,140
02/15/39	3.500%	16,250,000	18,663,385
02/15/40	4.625%	800,000	1,087,500
05/15/41	4.375%	1,200,000	1,591,687
11/15/42	2.750%	2,800,000	2,798,688
05/15/43	2.875%	3,150,000	3,223,828
08/15/44	3.125%	61,290,000	65,982,485
11/15/44	3.000%	9,000,000	9,458,442
U.S. Treasury(c) 10/31/16	0.083%	142,746,300	142,658,226
Total U.S. Treasury Obligations (Cost: $554,941,804)			560,250,338

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

U.S. Government & Agency Obligations 1.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association 09/06/24	2.625%	5,380,000	5,448,439
11/15/30	6.625%	27,260,000	40,477,120
Total U.S. Government & Agency Obligations (Cost: $41,673,608)			45,925,559

Foreign Government Obligations(a)(f) 6.3%

Brazil 0.4%
Brazilian Government International Bond Senior Unsecured 01/15/19	5.875%	1,910,000	2,129,650
01/22/21	4.875%	1,870,000	1,989,747
01/05/23	2.625%	2,520,000	2,293,200
01/07/25	4.250%	920,000	920,000
Petrobras International Finance Co. SA 01/20/20	5.750%	2,140,000	2,066,619
01/27/21	5.375%	3,470,000	3,202,879
Total			12,602,095
Chile 0.1%
Chile Government International Bond Senior Unsecured 09/14/21	3.250%	1,600,000	1,652,000
10/30/42	3.625%	800,000	726,000
Total			2,378,000
Colombia 0.2%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%	3,450,000	3,648,375
01/18/41	6.125%	980,000	1,173,661
Ecopetrol SA Senior Unsecured 01/16/25	4.125%	840,000	798,000
Total			5,620,036
Germany 0.1%
KFW Government Guaranteed 10/04/22	2.000%	2,000,000	1,970,182
Italy 0.1%
Republic of Italy Senior Unsecured 09/27/23	6.875%	1,900,000	2,398,169
Mexico 0.6%
Mexico Government International Bond Senior Unsecured 01/15/17	5.625%	655,000	710,675

Foreign Government Obligations(a)(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/19/19	5.950%		4,720,000	5,340,680
01/15/20	5.125%		2,370,000	2,612,925
01/11/40	6.050%		1,210,000	1,479,830
03/08/44	4.750%		3,940,000	4,107,450
Pemex Project Funding Master Trust 03/05/20	6.000%		1,635,000	1,835,287
Petroleos Mexicanos 01/24/22	4.875%		960,000	1,005,514
01/30/23	3.500%		670,000	640,855
06/15/35	6.625%		470,000	542,850
06/02/41	6.500%		850,000	975,375
06/27/44	5.500%		700,000	714,000
Total				19,965,441
Netherlands —%
Petrobras Global Finance BV 05/20/43	5.625%		1,200,000	978,300
Norway 2.5%
Norway Government Bond 05/25/21	3.750%	NOK	494,000,000	76,449,035
Statoil ASA 01/17/23	2.450%		2,750,000	2,623,044
05/15/43	3.950%		540,000	527,753
11/08/43	4.800%		590,000	670,802
Total				80,270,634
Peru 0.1%
Peruvian Government International Bond Senior Unsecured 03/14/37	6.550%		780,000	1,012,050
11/18/50	5.625%		1,540,000	1,813,350
Total				2,825,400
Philippines 0.1%
Philippine Government International Bond Senior Unsecured 01/15/21	4.000%		2,640,000	2,864,400
10/23/34	6.375%		1,880,000	2,519,200
Total				5,383,600
Poland 0.1%
Poland Government International Bond Senior Unsecured 04/21/21	5.125%		1,095,000	1,228,886
03/17/23	3.000%		1,600,000	1,590,000
Total				2,818,886
South Africa —%
South Africa Government International Bond Senior Unsecured 01/17/24	4.665%		1,030,000	1,066,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Foreign Government Obligations(a)(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Korea 0.1%
Korea Development Bank (The) Senior Unsecured 03/09/16	3.250%		1,450,000	1,483,867
09/09/16	4.000%		1,550,000	1,617,968
Total				3,101,835
Spain 1.8%
Spain Government Bond Senior Unsecured(b) 10/31/23	4.400%	EUR	38,400,000	57,481,140
Turkey 0.1%
Turkey Government International Bond Senior Unsecured 03/23/23	3.250%		3,050,000	2,897,500
Uruguay —%
Uruguay Government International Bond Senior Unsecured 11/20/45	4.125%		760,000	678,300
Total Foreign Government Obligations (Cost: $213,619,879)				202,435,568

Municipal Bonds 2.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.5%
Bay Area Toll Authority Revenue Bonds Build America Bonds Subordinated Series 2010-S1 04/01/40	6.918%	725,000	1,017,226
City of San Francisco Public Utilities Commission Water Revenue Bonds Build America Bonds Series 2010 11/01/40	6.000%	1,050,000	1,365,714
Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/49	6.750%	1,550,000	2,289,443
Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010 05/15/36	6.156%	900,000	1,157,454

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego County Regional Airport Authority Revenue Bonds Taxable Senior Consolidated Rental Car Facility Series 2014 07/01/43	5.594%	935,000	1,058,448
Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010 04/01/32	5.876%	2,220,000	2,694,591
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	1,300,000	1,907,542
Series 2010 11/01/40	7.600%	1,245,000	1,970,947
Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,000,000	1,541,440
University of California Revenue Bonds Taxable General Series 2013-AJ 05/15/31	4.601%	1,000,000	1,097,360
Total			16,100,165
Illinois 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Pension Series 2003 06/01/33	5.100%	3,720,000	3,712,076
Kentucky 0.1%
Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B 07/01/30	5.722%	2,050,000	2,398,603
Maryland —%
Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 07/01/41	5.754%	850,000	1,074,604
Missouri 0.1%
Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009 05/01/33	5.445%	1,700,000	2,072,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 0.1%
New Jersey State Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009 01/01/40	7.414%	1,275,000	1,922,674
Series 2010A 01/01/41	7.102%	1,520,000	2,220,842
Rutgers, The State University of New Jersey Revenue Bonds Build America Bonds Series 2010 05/01/40	5.665%	400,000	506,808
Total			4,650,324
New York 0.3%
City of New York Unlimited General Obligation Bonds Taxable Build America Bonds Series 2010F-1 12/01/37	6.271%	950,000	1,262,550
Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 11/15/40	6.687%	1,000,000	1,378,700
11/15/40	6.814%	1,100,000	1,532,509
New York City Water & Sewer System Revenue Bonds Build America Bonds Series 2010 06/15/42	5.724%	2,000,000	2,660,200
Port Authority of New York & New Jersey Revenue Bonds Consolidated 168th Series 2011 10/01/51	4.926%	1,500,000	1,713,090
Consolidated 174th Series 2012 10/01/62	4.458%	1,990,000	2,100,127
Total			10,647,176
Ohio 0.1%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010 02/15/50	7.499%	500,000	744,620
Ohio State Water Development Authority Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2 12/01/34	4.879%	1,160,000	1,301,949
Total			2,046,569

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico 1.1%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(g) 07/01/35	8.000%	26,315,000	22,894,050
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds Senior Lien Series 2012A(g) 07/01/19	5.000%	1,000,000	784,320
Puerto Rico Electric Power Authority(g) Revenue Bonds Series 2008WW 07/01/20	5.500%	2,080,000	1,056,578
Series 2010XX 07/01/40	5.250%	12,580,000	6,275,910
Series 2012A 07/01/42	5.000%	7,530,000	3,746,928
Total			34,757,786
Texas 0.1%
University of Texas System (The) Revenue Bonds Build America Bonds Series 2010D 08/15/42	5.134%	2,000,000	2,450,720
Washington 0.1%
State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/40	5.140%	3,000,000	3,660,390
Total Municipal Bonds (Cost: $79,570,917)			83,570,951

Money Market Funds 6.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(h)(i)	197,109,094	197,109,094
Total Money Market Funds (Cost: $197,109,094)		197,109,094
Total Investments (Cost: $3,650,249,203)		3,687,420,218
Other Assets & Liabilities, Net		(481,708,272)
Net Assets		3,205,711,946

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	2/12/2015	7,045,432 CAD	6,200,000 USD	140,820	—
Barclays Bank PLC	2/12/2015	7,551,141 CHF	7,800,000 USD	199,899	—
Barclays Bank PLC	2/12/2015	477,686,790 CZK	21,332,303 USD	454,773	—
Barclays Bank PLC	2/12/2015	8,000,000 EUR	9,919,528 USD	235,352	—
Barclays Bank PLC	2/12/2015	4,800,000 GBP	7,437,696 USD	—	(41,311)
Barclays Bank PLC	2/12/2015	2,581,789,600 HUF	10,400,000 USD	541,953	—
Barclays Bank PLC	2/12/2015	81,510,917 ILS	21,281,385 USD	383,307	—
Barclays Bank PLC	2/12/2015	73,256,900 MXN	5,000,000 USD	46,482	—
Barclays Bank PLC	2/12/2015	69,051,486 NOK	9,800,000 USD	545,360	—
Barclays Bank PLC	2/12/2015	12,400,000 NZD	9,531,880 USD	—	(102,218)
Barclays Bank PLC	2/12/2015	56,118,053 PLN	16,400,000 USD	577,694	—
Barclays Bank PLC	2/12/2015	89,592,622 SEK	12,000,000 USD	505,681	—
Barclays Bank PLC	2/12/2015	24,235,240 SGD	18,600,000 USD	321,071	—
Barclays Bank PLC	2/12/2015	13,965,732 TRY	6,000,000 USD	71,237	—
Barclays Bank PLC	2/12/2015	165,742,720 ZAR	14,200,000 USD	—	(39,700)
Barclays Bank PLC	2/12/2015	13,400,000 USD	15,592,342 CAD	9,654	—
Barclays Bank PLC	2/12/2015	15,000,000 USD	16,983,765 CAD	—	(393,702)
Barclays Bank PLC	2/12/2015	30,400,000 USD	29,445,331 CHF	—	(763,751)
Barclays Bank PLC	2/12/2015	15,600,000 USD	350,952,613 CZK	—	(261,448)
Barclays Bank PLC	2/12/2015	35,208,028 USD	28,600,000 EUR	—	(587,100)
Barclays Bank PLC	2/12/2015	1,246,128 USD	800,000 GBP	374	—
Barclays Bank PLC	2/12/2015	11,676,319 USD	7,400,000 GBP	—	(146,183)
Barclays Bank PLC	2/12/2015	4,634,648 USD	1,127,507,853 HUF	—	(329,485)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	2/12/2015	20,600,000 USD	81,261,613 ILS	234,160	—
Barclays Bank PLC	2/12/2015	9,200,000 USD	65,275,987 NOK	—	(451,372)
Barclays Bank PLC	2/12/2015	6,973,470 USD	9,000,000 NZD	19,021	—
Barclays Bank PLC	2/12/2015	8,000,000 USD	26,951,640 PLN	—	(401,071)
Barclays Bank PLC	2/12/2015	2,800,000 USD	20,770,708 SEK	—	(135,214)
Barclays Bank PLC	2/12/2015	10,000,000 USD	78,475,128 SEK	67,996	—
Barclays Bank PLC	2/12/2015	11,771,807 USD	26,864,873 TRY	—	(367,074)
Deutsche Bank	2/12/2015	1,850,509 CAD	1,600,000 USD	8,534	—
Deutsche Bank	2/12/2015	26,360,531 CHF	27,417,446 USD	885,998	—
Deutsche Bank	2/12/2015	2,284,527,946 JPY	19,767,944 USD	689,029	—
Deutsche Bank	2/12/2015	119,995,900 JPY	1,000,000 USD	—	(2,129)
Deutsche Bank	2/12/2015	11,858,570 NOK	1,600,000 USD	10,653	—
Deutsche Bank	2/12/2015	12,906,998 TRY	5,600,000 USD	120,693	—
Deutsche Bank	2/12/2015	3,000,000 USD	2,924,043 CHF	—	(56,998)
Deutsche Bank	2/12/2015	5,600,000 USD	125,611,360 CZK	—	(110,095)
Deutsche Bank	2/12/2015	1,241,078 USD	1,000,000 EUR	—	(30,556)
Deutsche Bank	2/12/2015	4,069,702 USD	2,600,000 GBP	—	(18,573)
Deutsche Bank	2/12/2015	12,337,436 USD	139,833,552 ZAR	—	(323,708)
J.P. Morgan Securities, Inc.	2/12/2015	9,754,248 CAD	8,400,000 USD	11,197	—
J.P. Morgan Securities, Inc.	2/12/2015	7,833,752 CHF	8,000,000 USD	115,455	—
J.P. Morgan Securities, Inc.	2/12/2015	5,521,634 EUR	6,784,442 USD	100,383	—
J.P. Morgan Securities, Inc.	2/12/2015	14,600,000 GBP	22,811,228 USD	62,580	—
J.P. Morgan Securities, Inc.	2/12/2015	1,719,066 MXN	125,910 USD	9,669	—
J.P. Morgan Securities, Inc.	2/12/2015	565,933,553 NOK	83,193,615 USD	7,344,248	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	2/12/2015	4,600,000 NZD	3,497,086 USD	—	(76,854)
J.P. Morgan Securities, Inc.	2/12/2015	11,622,926 USD	14,000,000 AUD	—	(225,247)
J.P. Morgan Securities, Inc.	2/12/2015	6,000,000 USD	6,766,596 CAD	—	(180,623)
J.P. Morgan Securities, Inc.	2/12/2015	6,000,000 USD	5,865,412 CHF	—	(96,558)
J.P. Morgan Securities, Inc.	2/12/2015	13,483,514 USD	8,600,000 GBP	—	(83,626)
J.P. Morgan Securities, Inc.	2/12/2015	9,400,000 USD	1,123,370,220 JPY	—	(18,331)
J.P. Morgan Securities, Inc.	2/12/2015	9,200,000 USD	30,935,975 PLN	—	(477,701)
J.P. Morgan Securities, Inc.	2/12/2015	8,600,000 USD	11,328,625 SGD	—	(55,618)
UBS	2/12/2015	35,563,200 BRL	13,200,000 USD	—	(40,588)
UBS	2/12/2015	24,472,000 BRL	9,200,000 USD	88,793	—
UBS	2/12/2015	16,850,690 CAD	14,826,828 USD	334,975	—
UBS	2/12/2015	6,322,650,000 CLP	10,200,000 USD	—	(173,971)
UBS	2/12/2015	73,914,000 CNY	12,000,000 USD	6,327	—
UBS	2/12/2015	107,314,500 CNY	17,400,000 USD	—	(13,414)
UBS	2/12/2015	35,543,960,009 COP	16,010,069 USD	1,072,293	—
UBS	2/12/2015	20,378,405 GBP	32,056,454 USD	304,320	—
UBS	2/12/2015	124,200,000,000 IDR	10,000,000 USD	71,825	—
UBS	2/12/2015	730,512,000 INR	11,600,000 USD	129,189	—
UBS	2/12/2015	371,200,000 INR	5,800,000 USD	—	(28,740)
UBS	2/12/2015	62,020,140 MYR	18,139,004 USD	487,059	—
UBS	2/12/2015	40,059,600 MYR	11,400,000 USD	—	(1,617)
UBS	2/12/2015	34,858,000 PEN	11,600,000 USD	14,024	—
UBS	2/12/2015	25,855,770 PLN	7,600,000 USD	310,048	—
UBS	2/12/2015	58,525,761 SEK	7,600,000 USD	91,416	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS	2/12/2015	973,480,200 TWD	31,584,402 USD	798,296	—
UBS	2/12/2015	9,355,410 USD	24,123,810 BRL	—	(373,838)
UBS	2/12/2015	13,600,000 USD	36,882,800 BRL	131,890	—
UBS	2/12/2015	40,420 USD	24,240,000 CLP	—	(648)
UBS	2/12/2015	10,200,000 USD	6,283,700,000 CLP	110,062	—
UBS	2/12/2015	29,163,150 USD	179,819,980 CNY	15,383	—
UBS	2/12/2015	15,800,000 USD	35,221,200,000 COP	—	(997,868)
UBS	2/12/2015	113,040,726 USD	90,129,745 EUR	—	(3,936,690)
UBS	2/12/2015	6,000,000 USD	1,480,455,000 HUF	—	(347,179)
UBS	2/12/2015	10,200,000 USD	125,511,000,000 IDR	—	(167,027)
UBS	2/12/2015	17,733,312 USD	1,108,332,000 INR	—	(329,811)
UBS	2/12/2015	2,200,000 USD	260,827,640 JPY	—	(21,734)
UBS	2/12/2015	10,971,901 USD	12,143,816,001 KRW	109,501	—
UBS	2/12/2015	29,600,000 USD	101,984,300 MYR	—	(573,602)
UBS	2/12/2015	11,600,000 USD	34,463,600 PEN	—	(145,113)
UBS	2/12/2015	6,200,000 USD	278,566,000 PHP	14,100	—
UBS	2/12/2015	11,800,000 USD	88,482,005 SEK	—	(448,168)
Westpac	2/12/2015	14,000,000 AUD	11,858,896 USD	461,217	—
Westpac	2/12/2015	199,389,541 EUR	248,981,708 USD	7,616,289	—
Westpac	2/12/2015	4,400,000 NZD	3,447,620 USD	29,069	—
Westpac	2/12/2015	74,092,097 SEK	9,980,441 USD	474,768	—
Westpac	2/12/2015	9,741,035 USD	12,600,000 NZD	48,453	—
Westpac	2/12/2015	9,920,035 USD	12,802,271 SGD	—	(264,186)
Total				26,432,570	(13,640,440)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $334,095,806 or 10.42% of net assets.

(c)  Variable rate security.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  Principal and interest may not be guaranteed by the government.

(g)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2014, the value of these securities amounted to $34,757,786 or 1.08% of net assets.

(h)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(i)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	143,029,403	1,428,061,928	(1,373,982,237)	197,109,094	96,997	197,109,094

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  China, Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

EUR  Euro

GBP  British Pound

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS    Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Currency Legend (continued)

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies;

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Fair Value Measurements (continued)

events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	1,099,396,208	—	1,099,396,208
Residential Mortgage-Backed Securities — Agency	—	934,843,825	—	934,843,825
Residential Mortgage-Backed Securities — Non-Agency	—	223,510,506	—	223,510,506
Commercial Mortgage-Backed Securities — Agency	—	21,556,899	—	21,556,899
Commercial Mortgage-Backed Securities — Non-Agency	—	209,697,144	—	209,697,144
Asset-Backed Securities — Non-Agency	—	107,450,523	1,673,603	109,124,126
U.S. Treasury Obligations	560,250,338	—	—	560,250,338
U.S. Government & Agency Obligations	—	45,925,559	—	45,925,559
Foreign Government Obligations	—	202,435,568	—	202,435,568
Municipal Bonds	—	83,570,951	—	83,570,951
Total Bonds	560,250,338	2,928,387,183	1,673,603	3,490,311,124
Mutual Funds
Money Market Funds	197,109,094	—	—	197,109,094
Total Mutual Funds	197,109,094	—	—	197,109,094
Investments in Securities	757,359,432	2,928,387,183	1,673,603	3,687,420,218
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	26,432,570	—	26,432,570
Liabilities
Forward Foreign Currency Exchange Contracts	—	(13,640,440)	—	(13,640,440)
Total	757,359,432	2,941,179,313	1,673,603	3,700,212,348

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2014

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 92.4%

Issuer	Shares	Value ($)
Australia 4.9%
Amcor Ltd.	610,000	6,711,425
Austbrokers Holdings Ltd.	186,515	1,545,549
Beadell Resources Ltd.(a)	4,971,788	900,461
Challenger Ltd.	1,135,000	5,995,682
Domino's Pizza Enterprises Ltd.	265,612	5,408,135
Estia Health Ltd.(a)	420,000	1,625,289
Insurance Australia Group Ltd.	952,000	4,833,795
MMA Offshore Ltd.	944,000	946,373
Spotless Group Holdings Ltd.(a)	3,900,000	6,041,232
Total		34,007,941
Belgium 0.2%
EVS Broadcast Equipment SA	45,025	1,625,631
Brazil 1.1%
Linx SA	100,000	1,899,782
Localiza Rent a Car SA	255,700	3,435,049
Odontoprev SA	597,600	2,216,664
Total		7,551,495
Cambodia 0.6%
NagaCorp Ltd.	5,261,670	4,287,765
Canada 3.9%
AG Growth International, Inc.	45,126	2,194,930
Baytex Energy Corp.	97,245	1,617,123
Black Diamond Group Ltd.	46,366	508,438
CAE, Inc.	269,810	3,502,096
Canadian Energy Services & Technology Corp.	311,000	1,699,819
CCL Industries, Inc., Class B	77,276	8,372,121
DeeThree Exploration Ltd.(a)	176,912	778,120
Horizon North Logistics, Inc.	160,931	365,689
Onex Corp.	41,282	2,397,042
RONA, Inc.	179,572	2,140,706
ShawCor Ltd.	93,638	3,417,328
Trilogy Energy Corp.	67,000	456,163
Total		27,449,575
Chile 0.3%
Sociedad Quimica y Minera de Chile SA, ADR	79,000	1,886,520

Common Stocks (continued)

Issuer	Shares	Value ($)
China 2.5%
AMVIG Holdings Ltd.	3,034,000	1,310,685
Bitauto Holdings Ltd. ADR(a)	37,017	2,606,367
CIMC Enric Holdings Ltd.	1,517,000	1,196,965
Sihuan Pharmaceutical Holdings Group Ltd.	7,350,000	4,888,917
WuXi PharmaTech (Cayman), Inc. ADR(a)	219,247	7,382,046
Total		17,384,980
Denmark 1.8%
Jyske Bank A/S(a)	62,178	3,142,873
Novozymes A/S, Class B	115,394	4,857,344
SimCorp AS	172,348	4,550,444
Total		12,550,661
Finland 1.0%
Konecranes OYJ	61,000	1,744,306
Sponda OYJ	661,000	2,877,229
Tikkurila OYJ	146,369	2,556,397
Total		7,177,932
France 2.4%
Eurofins Scientific SE	12,300	3,139,603
Eutelsat Communications SA	67,163	2,172,028
Hi-Media SA(a)	150,963	452,977
Neopost SA	118,393	6,754,062
Norbert Dentressangle SA	14,101	2,078,448
Saft Groupe SA	62,817	1,905,376
Total		16,502,494
Germany 3.1%
Aurelius AG	67,897	2,569,641
ElringKlinger AG	66,500	2,299,278
MTU Aero Engines AG	41,690	3,623,097
Norma Group SE	69,720	3,327,801
Rational AG	11,299	3,540,370
Wirecard AG	145,843	6,359,355
Total		21,719,542
Guatemala 0.3%
Tahoe Resources, Inc.	137,664	1,913,646
Guernsey 0.3%
Assura Group Ltd.	3,000,000	2,384,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 2.2%
Kingboard Chemical Holdings Ltd.	380,500	638,906
Lifestyle International Holdings Ltd.	1,184,000	2,491,780
Melco Crown Entertainment Ltd., ADR	155,000	3,937,000
Melco International Development Ltd.	1,300,890	2,847,803
MGM China Holdings Ltd.	661,000	1,668,968
Newocean Energy Holdings Ltd.	2,970,000	1,140,323
Sa Sa International Holdings Ltd.	3,075,000	2,145,152
Vitasoy International Holdings Ltd.	530,000	766,468
Total		15,636,400
India 2.9%
Adani Ports & Special Economic Zone Ltd.	515,261	2,593,566
Asian Paints Ltd.	289,795	3,435,041
Bosch Ltd.	7,560	2,334,739
Colgate-Palmolive Co.	77,862	2,199,030
United Breweries Ltd.	175,687	2,316,076
Zee Entertainment Enterprises Ltd.	1,182,006	7,100,187
Total		19,978,639
Indonesia 1.6%
PT Ace Hardware Indonesia Tbk	29,205,100	1,846,321
PT Arwana Citramulia Tbk	18,511,900	1,294,260
PT Link Net Tbk(a)	3,169,000	1,258,900
PT Matahari Department Store Tbk	1,707,500	2,057,471
PT Mayora Indah Tbk	473,667	799,166
PT MNC Sky Vision Tbk	4,190,000	541,300
PT Surya Citra Media Tbk	4,713,400	1,330,134
PT Tower Bersama Infrastructure Tbk	2,960,000	2,315,065
Total		11,442,617
Israel 0.6%
Caesarstone Sdot-Yam Ltd.	69,369	4,149,654
Italy 0.5%
Pirelli & C SpA	249,000	3,358,363
Japan 19.0%
Aeon Credit Service Co., Ltd.	105,000	2,073,847
Aeon Mall Co., Ltd.	199,000	3,526,473
Aica Kogyo Co., Ltd.	110,900	2,290,202
Aozora Bank Ltd.	718,000	2,222,601

Common Stocks (continued)

Issuer	Shares	Value ($)
Ariake Japan Co., Ltd.	98,000	2,382,918
Asahi Diamond Industrial Co., Ltd.	181,000	1,892,366
Benesse Holdings, Inc.	118,300	3,510,309
Daiseki Co., Ltd.	138,500	2,392,832
Disco Corp.	39,400	3,151,312
Doshisha Co., Ltd.	137,000	1,934,443
Ezaki Glico Co., Ltd.	67,000	2,342,146
Familymart Co., Ltd.	89,000	3,352,081
Glory Ltd.	129,000	3,475,402
Hamamatsu Photonics KK	58,700	2,794,298
Hikari Tsushin, Inc.	22,700	1,380,715
Hirose Electric Co., Ltd.	23,100	2,680,132
Hoshizaki Electric Co., Ltd.	37,000	1,782,954
Icom, Inc.	71,000	1,708,303
Industrial & Infrastructure Fund Investment Corp.	510	2,359,338
Japan Airport Terminal Co., Ltd.	86,000	3,381,864
Japan Retail Fund Investment Corp.	710	1,500,432
Jin Co., Ltd.	81,000	2,023,836
Kansai Paint Co., Ltd.	282,811	4,381,301
Kenedix Office Investment Corp.	539	3,050,819
Kintetsu World Express, Inc.	64,400	2,471,146
LifeNet Insurance Co.(a)	43,600	118,150
Makita Corp.	53,000	2,388,285
Milbon Co., Ltd.	50,160	1,365,542
MISUMI Group, Inc.	83,000	2,736,941
MonotaRO Co., Ltd	49,100	989,316
Moshi Moshi Hotline, Inc.	233,000	2,150,488
Nabtesco Corp.	97,000	2,344,359
Nakanishi, Inc.	56,000	2,377,354
NGK Insulators Ltd.	140,000	2,869,762
NGK Spark Plug Co., Ltd.	103,500	3,144,891
Nihon Parkerizing Co., Ltd.	97,290	2,219,676
Nippon Kayaku Co., Ltd.	293,000	3,643,917
Nippon Paint Holdings Co., Ltd	85,000	2,463,130
NOF Corp.	430,000	2,717,094
Obic Co., Ltd.	60,000	1,946,983
Omron Corp.	42,000	1,878,891
ORIX JREIT, Inc.	2,620	3,684,474
OSG Corp.	138,000	2,226,898

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Otsuka Corp.	38,300	1,214,434
Park24 Co., Ltd.	190,000	2,797,059
Rinnai Corp.	28,000	1,881,382
Rohto Pharmaceutical Co., Ltd.	173,000	2,161,455
Santen Pharmaceutical Co., Ltd.	43,700	2,352,580
Shimano, Inc.	18,700	2,422,056
Stanley Electric Co., Ltd.	93,000	2,008,192
Suruga Bank Ltd.	130,000	2,389,009
Tamron Co., Ltd.	123,000	2,438,757
TOTO Ltd.	172,000	2,000,825
Toyo Suisan Kaisha Ltd.	68,400	2,202,404
Ushio, Inc.	342,900	3,570,979
Total		132,767,353
Kazakhstan 0.6%
Halyk Savings Bank of Kazakhstan JSC, GDR	451,035	3,833,797
Malaysia 0.5%
7-Eleven Malaysia Holdings Bhd(a)	4,150,800	1,780,695
Aeon Co., Bhd	1,973,900	1,772,886
Total		3,553,581
Mexico 1.3%
Genomma Lab Internacional SA de CV, Class B(a)	917,900	1,745,744
Gruma SAB de CV	190,300	2,029,179
Grupo Aeroportuario del Sureste SAB de CV, ADR	22,374	2,949,788
Qualitas Controladora SAB de CV	1,067,800	2,210,327
Total		8,935,038
Netherlands 2.1%
Aalberts Industries NV	218,525	6,444,531
Arcadis NV	69,391	2,081,218
Brunel International NV	101,000	1,653,895
Core Laboratories NV	10,136	1,219,766
Gemalto NV	20,380	1,663,262
Koninklijke Vopak NV	35,523	1,843,004
Total		14,905,676

Common Stocks (continued)

Issuer	Shares	Value ($)
New Zealand 1.1%
Auckland International Airport Ltd.	947,148	3,116,472
Ryman Healthcare Ltd.	366,000	2,427,789
SKYCITY Entertainment Group Ltd.	654,958	1,978,769
Total		7,523,030
Norway 0.8%
Atea ASA	220,500	2,278,076
Orkla ASA	327,087	2,226,634
Subsea 7 SA	116,000	1,187,016
Total		5,691,726
Panama 0.3%
Banco Latinoamericano de Comercio Exterior SA, Class E	78,000	2,347,800
Philippines 1.3%
Melco Crown Philippines Resorts Corp.(a)	6,660,000	2,014,354
Puregold Price Club, Inc.	3,012,000	2,580,122
Robinsons Retail Holdings, Inc.	1,390,000	2,352,272
Security Bank Corp.	447,600	1,516,126
Universal Robina Corp.	177,985	775,994
Total		9,238,868
Singapore 3.1%
Ascendas Real Estate Investment Trust	1,141,000	2,046,672
CDL Hospitality Trusts	1,621,900	2,130,454
Mapletree Commercial Trust	4,932,743	5,249,293
Mapletree Greater China Commercial Trust	4,828,000	3,455,381
Mapletree Industrial Trust	1,349,377	1,509,785
Mapletree Logistics Trust	1,882,696	1,681,015
Petra Foods Ltd.	737,000	2,112,198
Singapore Exchange Ltd.	593,000	3,486,315
Total		21,671,113
South Africa 4.9%
Coronation Fund Managers Ltd.	1,220,454	12,078,077
Mr. Price Group Ltd.	231,883	4,690,734
Naspers Ltd., Class N	68,158	8,816,594
Northam Platinum Ltd.(a)	734,610	2,315,640
Rand Merchant Insurance Holdings Ltd.	1,812,171	6,401,012
Total		34,302,057

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
South Korea 3.1%
Cheil Industries, Inc.(a)	14,083	2,024,395
Cheil Worldwide, Inc.(a)	105,400	1,649,347
CJ Corp.	22,126	3,132,623
Coway Co., Ltd.	25,933	1,977,434
Grand Korea Leisure Co., Ltd.	52,115	1,514,664
KT&G Corp.	31,370	2,178,125
LF Corp.	66,158	1,792,739
LS Industrial Systems Co., Ltd.	53,303	2,894,590
Nongshim Co., Ltd.	9,000	2,064,692
Paradise Co., Ltd	85,148	1,815,028
Soulbrain Co., Ltd.	7,669	223,056
Total		21,266,693
Spain 2.1%
Bolsas y Mercados Españoles SA	70,000	2,711,126
Distribuidora Internacional de Alimentacion SA	686,507	4,651,827
Prosegur Cia de Seguridad SA, Registered Shares	591,000	3,367,091
Viscofan SA	69,632	3,694,414
Total		14,424,458
Sweden 3.0%
Hexagon AB, Class B	197,454	6,091,365
Mekonomen AB	90,000	2,348,089
Sweco AB, Class B	278,488	3,786,741
Swedish Match AB	138,564	4,341,836
Unibet Group PLC, SDR	69,789	4,409,065
Total		20,977,096
Switzerland 2.0%
Geberit AG	15,698	5,310,678
Inficon Holding AG	6,310	1,956,405
Partners Group Holding AG	23,108	6,722,979
Total		13,990,062
Taiwan 4.1%
Advantech Co., Ltd.	277,051	2,033,935
Chroma ATE, Inc.	552,000	1,427,544
Delta Electronics, Inc.	342,000	2,020,959
Far EasTone Telecommunications Co., Ltd.	1,135,000	2,614,756

Common Stocks (continued)

Issuer	Shares	Value ($)
Ginko International Co., Ltd.	165,000	1,741,213
Hermes Microvision, Inc.	16,500	825,176
Largan Precision Co., Ltd.	31,000	2,320,544
Lite-On Technology Corp.	477,684	545,696
Novatek Microelectronics Corp., Ltd.	466,000	2,604,054
PChome Online, Inc.	200,000	2,147,197
President Chain Store Corp.	666,000	5,144,067
St. Shine Optical Co., Ltd.	185,000	3,018,211
Vanguard International Semiconductor Corp.	1,281,000	2,096,156
Total		28,539,508
Thailand 1.0%
Airports of Thailand PCL	366,800	3,125,059
Home Product Center PCL, Foreign Registered Shares	9,053,195	2,265,714
Robinson Department Store PCL, Foreign Registered Shares	1,320,000	1,796,720
Total		7,187,493
United Kingdom 10.3%
Abcam PLC	390,000	2,831,082
Aggreko PLC	118,571	2,765,075
Babcock International Group PLC	360,000	5,897,620
Cable & Wireless Communications PLC	2,982,956	2,292,874
Charles Taylor PLC	1,900,000	7,403,355
Connect Group PLC	1,211,142	2,890,878
Domino's Pizza Group PLC	230,851	2,520,520
Elementis PLC	480,754	1,948,720
Fidessa Group PLC	84,072	3,131,729
Halfords Group PLC	285,210	2,081,262
Halma PLC	235,000	2,503,205
Jardine Lloyd Thompson Group PLC	356,000	4,971,563
Ocado Group PLC(a)	400,000	2,475,964
Polypipe Group PLC	573,095	2,192,797
PureCircle Ltd.(a)	241,200	1,931,051
Rightmove PLC	120,450	4,200,474
Rowan Companies PLC, Class A	59,110	1,378,445
RPS Group PLC	511,338	1,666,468
Shaftesbury PLC	140,000	1,694,146
Smith & Nephew PLC	132,000	2,380,296
Spirax-Sarco Engineering PLC	114,008	5,075,277

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
WH Smith PLC	213,108	4,456,446
Whitbread PLC	42,253	3,126,986
Total		71,816,233
United States 1.6%
Aveva Group PLC	77,400	1,585,153
Chart Industries, Inc.(a)	19,000	649,800
FMC Technologies, Inc.(a)	20,258	948,885
Hornbeck Offshore Services, Inc.(a)	54,196	1,353,274
Synageva Biopharma Corp.(a)	30,000	2,783,700
Textainer Group Holdings Ltd.	111,579	3,829,391
Total		11,150,203
Total Common Stocks (Cost: $562,982,713)		645,130,300

Money Market Funds 7.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	50,441,286	50,441,286
Total Money Market Funds (Cost: $50,441,286)		50,441,286
Total Investments (Cost: $613,423,999)		695,571,586
Other Assets & Liabilities, Net		2,389,356
Net Assets		697,960,942

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	29,476,428	125,528,141	(104,563,283)	50,441,286	38,009	50,441,286

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

SDR  Swedish Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	6,077,706	125,462,345	—	131,540,051
Consumer Staples	2,029,179	51,779,063	—	53,808,242
Energy	12,868,923	4,170,343	—	17,039,266
Financials	6,955,169	111,165,666	—	118,120,835
Health Care	14,128,155	28,943,786	—	43,071,941
Industrials	17,435,182	124,588,004	—	142,023,186
Information Technology	4,506,149	70,533,207	—	75,039,356
Materials	16,321,940	39,683,887	—	56,005,827
Telecommunication Services	—	8,481,596	—	8,481,596
Total Equity Securities	80,322,403	564,807,897	—	645,130,300
Mutual Funds
Money Market Funds	50,441,286	—	—	50,441,286
Total Mutual Funds	50,441,286	—	—	50,441,286
Total	130,763,689	564,807,897	—	695,571,586

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
Consumer Discretionary 15.6%
Auto Components 3.9%
Dorman Products, Inc.(a)	88,000	4,247,760
Drew Industries, Inc.	178,000	9,090,460
Total		13,338,220
Distributors 0.6%
Pool Corp.	31,000	1,966,640
Hotels, Restaurants & Leisure 5.8%
Buffalo Wild Wings, Inc.(a)	5,000	901,900
Choice Hotels International, Inc.	47,000	2,632,940
Domino's Pizza, Inc.	31,000	2,919,270
Fiesta Restaurant Group, Inc.(a)	67,000	4,073,600
Papa John's International, Inc.	41,000	2,287,800
Vail Resorts, Inc.	81,200	7,399,756
Total		20,215,266
Household Durables 1.9%
Cavco Industries, Inc.(a)	84,000	6,658,680
Internet & Catalog Retail 0.6%
Shutterfly, Inc.(a)	48,000	2,001,360
Wayfair, Inc., Class A(a)	5,250	104,213
Total		2,105,573
Specialty Retail 2.2%
DSW, Inc., Class A	33,000	1,230,900
GNC Holdings, Inc., Class A	40,000	1,878,400
Michaels Companies, Inc. (The)(a)	92,396	2,284,953
Pier 1 Imports, Inc.	25,296	389,558
Select Comfort Corp.(a)	67,000	1,811,010
Total		7,594,821
Textiles, Apparel & Luxury Goods 0.6%
Kate Spade & Co.(a)	66,000	2,112,660
Total Consumer Discretionary		53,991,860
Consumer Staples 3.8%
Food & Staples Retailing 3.1%
Casey's General Stores, Inc.	32,000	2,890,240
Fresh Market, Inc. (The)(a)	83,900	3,456,680
United Natural Foods, Inc.(a)	57,200	4,422,990
Total		10,769,910
Food Products 0.7%
B&G Foods, Inc.	33,000	986,700

Common Stocks (continued)

Issuer	Shares	Value ($)
Boulder Brands, Inc.(a)	99,507	1,100,548
Freshpet, Inc.(a)	9,000	153,540
Total		2,240,788
Total Consumer Staples		13,010,698
Energy 2.8%
Energy Equipment & Services 1.5%
Core Laboratories NV	15,400	1,853,236
Hornbeck Offshore Services, Inc.(a)	46,000	1,148,620
ShawCor Ltd.	57,994	2,116,497
Total		5,118,353
Oil, Gas & Consumable Fuels 1.3%
Carrizo Oil & Gas, Inc.(a)	30,000	1,248,000
Gulfport Energy Corp.(a)	15,700	655,318
PDC Energy, Inc.(a)	22,100	912,067
Rosetta Resources, Inc.(a)	39,000	870,090
SM Energy Co.	27,000	1,041,660
Total		4,727,135
Total Energy		9,845,488
Financials 13.6%
Banks 5.2%
Associated Banc-Corp.	203,000	3,781,890
City National Corp.	30,000	2,424,300
First Busey Corp.	320,000	2,083,200
Hancock Holding Co.	58,000	1,780,600
Lakeland Financial Corp.	121,800	5,294,646
MB Financial, Inc.	82,000	2,694,520
Total		18,059,156
Capital Markets 4.4%
Eaton Vance Corp.	65,080	2,663,724
SEI Investments Co.	308,100	12,336,324
Total		15,000,048
Insurance 0.8%
Allied World Assurance Co. Holdings AG	36,000	1,365,120
Enstar Group Ltd.(a)	9,772	1,494,041
Total		2,859,161
Real Estate Investment Trusts (REITs) 2.0%
Education Realty Trust, Inc.	191,666	7,013,059

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Management & Development 0.2%
St. Joe Co. (The)(a)	36,930	679,143
Thrifts & Mortgage Finance 1.0%
TrustCo Bank Corp.	474,200	3,442,692
Total Financials		47,053,259
Health Care 15.3%
Biotechnology 7.4%
Celldex Therapeutics, Inc.(a)	34,000	620,500
Cepheid(a)	212,200	11,488,508
Seattle Genetics, Inc.(a)	70,000	2,249,100
Synageva Biopharma Corp.(a)	111,499	10,345,992
Ultragenyx Pharmaceutical, Inc.(a)	24,754	1,086,206
Total		25,790,306
Health Care Equipment & Supplies 0.3%
Wright Medical Group, Inc.(a)	32,900	884,023
Health Care Providers & Services 0.7%
HealthSouth Corp.	67,000	2,576,820
Health Care Technology 1.2%
Allscripts Healthcare Solutions, Inc.(a)	166,000	2,119,820
Castlight Health, Inc.(a)	23,000	269,100
Medidata Solutions, Inc.(a)	37,000	1,766,750
Total		4,155,670
Life Sciences Tools & Services 4.1%
Mettler-Toledo International, Inc.(a)	43,100	13,036,026
VWR Corp.(a)	47,500	1,228,825
Total		14,264,851
Pharmaceuticals 1.6%
Akorn, Inc.(a)	148,067	5,360,025
Total Health Care		53,031,695
Industrials 30.6%
Aerospace & Defense 3.7%
HEICO Corp., Class A	174,400	8,259,584
Moog, Inc., Class A(a)	60,200	4,456,606
Total		12,716,190
Building Products 0.4%
PGT, Inc.(a)	126,000	1,213,380
Commercial Services & Supplies 3.4%
KAR Auction Services, Inc.	161,000	5,578,650

Common Stocks (continued)

Issuer	Shares	Value ($)
McGrath Rentcorp	134,000	4,805,240
Mobile Mini, Inc.	36,000	1,458,360
Total		11,842,250
Electrical Equipment 3.5%
Acuity Brands, Inc.	25,200	3,529,764
Generac Holdings, Inc.(a)	92,000	4,301,920
Thermon Group Holdings, Inc.(a)	178,801	4,325,196
Total		12,156,880
Machinery 11.2%
Chart Industries, Inc.(a)	13,800	471,960
Donaldson Co., Inc.	322,900	12,473,627
ESCO Technologies, Inc.	53,700	1,981,530
Kennametal, Inc.	67,500	2,415,825
Middleby Corp. (The)(a)	83,000	8,225,300
Nordson Corp.	135,600	10,571,376
Toro Co. (The)	40,700	2,597,067
Total		38,736,685
Road & Rail 3.2%
Avis Budget Group, Inc.(a)	144,000	9,551,520
Hertz Global Holdings, Inc.(a)	66,000	1,646,040
Total		11,197,560
Trading Companies & Distributors 5.2%
CAI International, Inc.(a)	186,000	4,315,200
Rush Enterprises, Inc., Class A(a)	221,500	7,099,075
Rush Enterprises, Inc., Class B(a)	86,600	2,438,656
Textainer Group Holdings Ltd.	40,000	1,372,800
WESCO International, Inc.(a)	38,200	2,911,222
Total		18,136,953
Total Industrials		105,999,898
Information Technology 15.2%
Electronic Equipment, Instruments & Components 3.9%
IPG Photonics Corp.(a)	86,000	6,443,120
Littelfuse, Inc.	23,100	2,233,077
Rogers Corp.(a)	60,000	4,886,400
Total		13,562,597
Internet Software & Services 3.3%
Bankrate, Inc.(a)	70,000	870,100
Five9, Inc.(a)	33,000	147,840
HomeAway, Inc.(a)	87,600	2,608,728

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Liquidity Services, Inc.(a)	72,000	588,240
Pandora Media, Inc.(a)	59,000	1,051,970
SPS Commerce, Inc.(a)	92,200	5,221,286
Textura Corp.(a)	30,073	856,178
Total		11,344,342
IT Services 3.5%
Blackhawk Network Holdings, Inc., Class B(a)	145,800	5,495,202
Virtusa Corp.(a)	35,000	1,458,450
WEX, Inc.(a)	52,600	5,203,192
Total		12,156,844
Software 4.5%
ANSYS, Inc.(a)	90,400	7,412,800
Informatica Corp.(a)	144,000	5,491,440
Solera Holdings, Inc.	49,000	2,507,820
Workiva, Inc.(a)	23,367	313,118
Total		15,725,178
Total Information Technology		52,788,961
Materials 0.8%
Construction Materials 0.8%
Caesarstone Sdot-Yam Ltd.	46,000	2,751,720
Total Materials		2,751,720

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.2%
Diversified Telecommunication Services 0.8%
inContact, Inc.(a)	63,000	553,770
Vonage Holdings Corp.(a)	535,000	2,038,350
Total		2,592,120
Wireless Telecommunication Services 0.4%
Boingo Wireless, Inc.(a)	181,000	1,388,270
Total Telecommunication Services		3,980,390
Total Common Stocks (Cost: $218,483,193)		342,453,969

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	4,931,954	4,931,954
Total Money Market Funds (Cost: $4,931,954)		4,931,954
Total Investments (Cost: $223,415,147)		347,385,923
Other Assets & Liabilities, Net		(941,700)
Net Assets		346,444,223

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,810,059	129,298,609	(131,176,714)	4,931,954	4,542	4,931,954

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2014

Fair Value Measurements (continued)

investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	53,991,860	—	—	53,991,860
Consumer Staples	13,010,698	—	—	13,010,698
Energy	9,845,488	—	—	9,845,488
Financials	47,053,259	—	—	47,053,259
Health Care	53,031,695	—	—	53,031,695
Industrials	105,999,898	—	—	105,999,898
Information Technology	52,788,961	—	—	52,788,961
Materials	2,751,720	—	—	2,751,720
Telecommunication Services	3,980,390	—	—	3,980,390
Total Equity Securities	342,453,969	—	—	342,453,969
Mutual Funds
Money Market Funds	4,931,954	—	—	4,931,954
Total Mutual Funds	4,931,954	—	—	4,931,954
Total	347,385,923	—	—	347,385,923

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — DFA International Value Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%

Issuer	Shares	Value ($)
Australia 6.5%
Alumina Ltd.(a)	858,644	1,240,483
AMP Ltd.	151,816	676,152
Asciano Ltd.	593,228	2,905,188
Bank of Queensland Ltd.	192,823	1,899,678
Beach Energy Ltd	5,042	4,275
Bendigo & Adelaide Bank Ltd.	234,148	2,434,657
BlueScope Steel Ltd.(a)	46,081	208,569
Boral Ltd.	393,776	1,689,831
Echo Entertainment Group Ltd.	361,800	1,110,570
Fairfax Media Ltd.	375,405	266,310
Fortescue Metals Group Ltd.	416,624	914,756
GrainCorp Ltd., Class A	34,168	229,155
Harvey Norman Holdings Ltd.	287,196	783,924
Incitec Pivot Ltd.	793,451	2,052,434
Lend Lease Group	210,994	2,810,203
Macquarie Group Ltd.	231,047	10,895,449
National Australia Bank Ltd.	620,640	16,925,027
New Hope Corp., Ltd.	2,741	5,475
Newcrest Mining Ltd.(a)	419,149	3,688,065
Orica Ltd.	130,494	1,999,637
Origin Energy Ltd.	566,980	5,364,452
Primary Health Care Ltd	44,822	171,501
Qantas Airways Ltd.(a)	592,352	1,150,534
QBE Insurance Group Ltd.	396,492	3,600,301
Rio Tinto Ltd.	17,063	799,929
Santos Ltd.	667,074	4,455,904
Seven Group Holdings Ltd.	47,692	225,240
Sims Metal Management Ltd.	26,527	259,088
Suncorp Group Ltd.	571,222	6,525,521
Tabcorp Holdings Ltd	148,963	502,857
Tatts Group Ltd.	719,045	2,022,316
Toll Holdings Ltd.	354,237	1,687,412
Treasury Wine Estates Ltd.	336,660	1,299,431
Wesfarmers Ltd.	381,597	12,919,979
Woodside Petroleum Ltd.	135,890	4,202,712
WorleyParsons Ltd.	81,344	666,325
Total		98,593,340

Common Stocks (continued)

Issuer	Shares	Value ($)
Austria 0.1%
Erste Group Bank AG	43,396	1,009,334
OMV AG	5,815	154,407
Raiffeisen Bank International AG	27,151	414,868
Total		1,578,609
Belgium 1.6%
Ageas	99,435	3,535,430
Belgacom SA	19,109	693,342
Colruyt SA	10,234	475,773
Delhaize Group SA	87,793	6,393,556
KBC Groep NV(a)	96,304	5,374,732
Solvay SA	32,929	4,455,792
UCB SA	31,419	2,389,020
Umicore SA	30,334	1,220,650
Total		24,538,295
Canada 8.5%
Agnico Eagle Mines Ltd.	76,533	1,904,906
Agrium, Inc.	50,795	4,811,302
Bank of Montreal	41,058	2,904,032
Barrick Gold Corp.	50,702	546,384
Barrick Gold Corp.	453,570	4,875,877
Blackberry Ltd.(a)	169,400	1,857,597
Bonavista Energy Corp.	61,742	387,947
Cameco Corp.	10,584	173,683
Cameco Corp.	86,882	1,424,602
Canadian Natural Resources Ltd.	283,816	8,764,238
Canadian Natural Resources Ltd.	177,334	5,482,731
Canadian Oil Sands Ltd.	196,781	1,764,898
Canadian Tire Corp., Ltd., Class A	54,329	5,739,664
Cenovus Energy, Inc.	33,703	694,956
Crescent Point Energy Corp.	61,877	1,433,064
Crescent Point Energy Corp.	19,037	440,941
Eldorado Gold Corp.	176,636	1,076,418
Empire Co., Ltd., Class A	15,249	1,150,041
EnCana Corp.	232,528	3,225,163
Enerplus Corp.	27,360	262,656
Enerplus Corp.	112,724	1,085,713
Ensign Energy Services, Inc.	52,725	462,898
Fairfax Financial Holdings Ltd.	7,161	3,752,344
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
First Quantum Minerals Ltd.	292,473	4,156,248
Genworth MI Canada, Inc.	14,910	474,584
George Weston Ltd.	14,996	1,295,273
Goldcorp, Inc.	208,243	3,855,489
Goldcorp, Inc.	44,629	826,529
Hudson's Bay Co.	11,501	243,127
Husky Energy, Inc.	135,477	3,206,763
IAMGOLD Corp.(a)	5,200	14,054
Industrial Alliance Insurance & Financial Services, Inc.	43,410	1,660,102
Kinross Gold Corp.(a)	502,300	1,409,449
Loblaw Companies Ltd.	11,501	615,439
Lundin Mining Corp.(a)	256,111	1,260,936
Magna International, Inc.	42,471	4,602,061
Manulife Financial Corp.	515,954	9,850,112
MEG Energy Corp.(a)	20,232	340,451
New Gold, Inc.(a)	26,750	114,663
Pacific Rubiales Energy Corp.	191,132	1,182,853
Pan American Silver Corp.	6,100	56,120
Pan American Silver Corp.	29,214	269,559
Pengrowth Energy Corp.	207,573	653,914
Penn West Petroleum Ltd.	217,479	454,875
Precision Drilling Corp.	150,594	915,126
Sun Life Financial, Inc.	115,420	4,164,578
Suncor Energy, Inc.	613,285	19,478,582
Talisman Energy, Inc.	592,960	4,644,462
Teck Resources Ltd.	200	3,169
Teck Resources Ltd., Class B	218,255	2,983,207
Thomson Reuters Corp.	56,600	2,283,390
TMX Group Ltd.	2,804	122,123
TransAlta Corp.	800	7,248
TransAlta Corp.	147,821	1,338,507
Whitecap Resources, Inc.	37,962	373,804
Yamana Gold, Inc.	334,663	1,350,981
Total		128,429,833
Denmark 1.6%
AP Moller - Maersk A/S, Class A	1,457	2,788,153
AP Moller - Maersk A/S, Class B	3,260	6,483,983
Carlsberg A/S, Class B	52,345	4,020,088
Danske Bank A/S	187,675	5,073,955

Common Stocks (continued)

Issuer	Shares	Value ($)
FLSmidth & Co. A/S	4,694	205,791
H Lundbeck A/S	26,684	529,661
Jyske Bank A/S(a)	6,045	305,553
Rockwool International A/S, Class B	957	107,558
TDC A/S	436,871	3,331,974
Vestas Wind Systems A/S(a)	35,067	1,273,519
Total		24,120,235
Finland 1.0%
Fortum OYJ	235,957	5,122,992
Kesko OYJ, Class A	116	3,987
Kesko OYJ, Class B	5,614	204,173
Neste Oil OYJ	67,957	1,649,562
Stora Enso OYJ, Class R	365,243	3,265,625
UPM-Kymmene OYJ	269,838	4,422,152
Total		14,668,491
France 9.3%
ArcelorMittal	727,077	7,965,782
AXA SA	556,350	12,819,996
BNP Paribas SA	257,064	15,175,538
Bollore SA	265,400	1,208,657
Bollore SA	1,300	5,920
Bouygues SA	114,258	4,125,650
Casino Guichard Perrachon SA	30,576	2,811,905
Cie de Saint-Gobain	182,833	7,744,962
Cie Generale des Etablissements Michelin	44,998	4,061,822
CNP Assurances	39,462	699,589
Credit Agricole SA	311,259	4,017,895
Eiffage SA	1,300	65,910
Electricite de France SA	93,967	2,586,762
Eramet(a)	1,530	140,499
GDF Suez	595,276	13,881,266
Lafarge SA	94,686	6,646,968
Lagardere SCA	42,592	1,109,180
Natixis SA	508,013	3,352,185
Orange SA	733,849	12,480,362
Peugeot SA(a)	262,374	3,214,709
Renault SA	125,924	9,171,839
Rexel SA	85,792	1,537,060

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
SCOR SE	29,329	888,679
Societe Generale SA	166,161	6,953,868
STMicroelectronics NV	306,123	2,284,149
Thales SA	6,636	359,055
Total SA	94,263	4,829,285
Vallourec SA	33,058	895,926
Vivendi SA	414,784	10,324,195
Total		141,359,613
Germany 7.9%
Allianz SE, Registered Shares	167,800	27,792,086
Bayerische Motoren Werke AG	130,070	14,036,930
Celesio AG	18,214	587,050
Commerzbank AG(a)	372,061	4,880,175
Daimler AG, Registered Shares	343,729	28,548,090
Deutsche Bank AG, Registered Shares	263,800	7,899,324
Deutsche Lufthansa AG, Registered Shares	114,947	1,904,783
Deutsche Telekom AG, Registered Shares	131,417	2,102,717
E.ON SE	522,106	8,923,675
Fraport AG Frankfurt Airport Services Worldwide	6,931	399,931
Hannover Rueckversicherung AG	6,134	553,357
HeidelbergCement AG	78,282	5,525,138
K+S AG	90,122	2,486,932
Metro AG(a)	14,342	438,402
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	40,814	8,127,601
RWE AG	84,305	2,602,046
Talanx AG	8,942	272,440
Telefonica Deutschland Holding AG	7,056	37,396
Volkswagen AG	12,160	2,636,332
Total		119,754,405
Hong Kong 2.5%
Cathay Pacific Airways Ltd.	580,000	1,264,016
FIH Mobile Ltd.(a)	320,000	143,479
Guoco Group Ltd.	1,000	11,727
Hang Lung Group Ltd.	173,000	784,487
Hang Lung Properties Ltd.	322,000	898,286
Henderson Land Development Co., Ltd.	429,306	2,983,793
Hongkong & Shanghai Hotels (The)	105,750	156,609

Common Stocks (continued)

Issuer	Shares	Value ($)
Hopewell Holdings Ltd.	207,500	755,326
Hutchison Whampoa Ltd.	486,000	5,555,742
Kerry Logistics Network Ltd.	59,000	93,211
Kerry Properties Ltd.	232,500	838,741
MTR Corp.	185,505	758,950
New World Development Co., Ltd.	3,579,930	4,109,794
NWS Holdings Ltd.	33,469	61,390
Orient Overseas International Ltd.	130,000	756,884
Shangri-La Asia Ltd.	478,000	654,995
Sino Land Co., Ltd.	570,889	916,451
Sun Hung Kai Properties Ltd.	552,476	8,370,260
Swire Pacific Ltd., Class A	228,500	2,966,040
Swire Pacific Ltd., Class B	25,000	59,484
Wharf Holdings Ltd. (The)	465,000	3,338,277
Wheelock & Co., Ltd.	586,000	2,720,763
Yue Yuen Industrial Holdings Ltd.	10,500	37,756
Total		38,236,461
Ireland 0.1%
Bank of Ireland(a)	4,410,225	1,655,118
Bank of Ireland, ADR(a)	27,096	412,401
Total		2,067,519
Israel 0.4%
Azrieli Group	1,658	54,537
Bank Hapoalim BM	561,883	2,642,046
Bank Leumi Le-Israel BM(a)	449,830	1,536,714
Elbit Systems Ltd.	400	24,294
Israel Discount Bank Ltd., Class A(a)	661,359	1,055,894
Mizrahi Tefahot Bank Ltd.(a)	29,995	313,910
Teva Pharmaceutical Industries Ltd., ADR	3,480	200,135
Total		5,827,530
Italy 1.5%
Banca Monte dei Paschi di Siena SpA(a)	989,536	563,711
Banco Popolare SC(a)	44,104	530,648
Intesa Sanpaolo SpA	909,771	2,639,158
Mediobanca SpA	241,450	1,961,909
Telecom Italia SpA(a)	4,606,798	4,913,092
UniCredit SpA	1,232,996	7,898,096
Unione di Banche Italiane SCPA	607,330	4,343,784
Total		22,850,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Japan 21.2%
77 Bank Ltd. (The)	154,000	809,347
Aeon Co., Ltd.	490,100	4,925,258
Aisin Seiki Co., Ltd.	125,100	4,494,646
Alfresa Holdings Corp.	74,000	893,621
Amada Co., Ltd.	162,000	1,388,144
Asahi Glass Co., Ltd.	587,000	2,857,620
Asahi Kasei Corp.	678,000	6,185,008
Bank of Kyoto Ltd. (The)	115,000	961,357
Bank of Yokohama Ltd. (The)	470,000	2,552,704
Calsonic Kansei Corp.	32,000	177,366
Canon Marketing Japan, Inc.	21,000	355,900
Chiba Bank Ltd. (The)	267,000	1,749,625
Chugoku Bank Ltd. (The)	51,000	695,178
Citizen Holdings Co., Ltd.	109,300	840,998
Coca-Cola East Japan Co., Ltd.	6,100	93,138
Coca-Cola West Co., Ltd.	25,500	351,641
COMSYS Holdings Corp.	2,900	39,671
Cosmo Oil Company Ltd.	256,000	363,732
Dai Nippon Printing Co., Ltd.	283,000	2,548,854
Daicel Corp.	41,000	478,900
Daido Steel Co., Ltd.	95,000	358,810
Daihatsu Motor Co., Ltd.	54,700	714,428
Dainippon Sumitomo Pharma Co., Ltd.	11,500	111,365
Denki Kagaku Kogyo KK	160,000	586,012
DIC Corp.	148,000	354,821
Ebara Corp.	98,000	401,562
Fuji Media Holdings, Inc.	11,100	136,893
FUJIFILM Holdings Corp.	179,100	5,464,979
Fujikura Ltd.	25,000	102,808
Fukuoka Financial Group, Inc.	326,000	1,680,683
Fukuyama Transporting Co., Ltd.	21,000	113,482
Furukawa Electric Co., Ltd.	342,000	567,350
Glory Ltd.	16,800	452,610
Gunma Bank Ltd. (The)	114,000	739,804
H2O Retailing Corp.	16,000	253,433
Hachijuni Bank Ltd. (The)	126,000	809,373
Hankyu Hanshin Holdings, Inc.	518,000	2,778,602
Hiroshima Bank Ltd. (The)	161,000	766,299

Common Stocks (continued)

Issuer	Shares	Value ($)
Hitachi Chemical Co., Ltd.	36,500	644,838
Hitachi Construction Machine Co., Ltd.	51,700	1,093,102
Hitachi Transport System Ltd	13,300	162,825
Hokuhoku Financial Group, Inc.	284,000	572,696
Honda Motor Co., Ltd.	510,200	14,968,394
House Foods Group, Inc.	28,700	495,309
Ibiden Co., Ltd.	63,700	940,604
Idemitsu Kosan Co., Ltd.	53,400	881,811
Iida Group Holdings Co., Ltd.	10,400	126,688
Inpex Corp.	90,600	1,008,647
Isetan Mitsukoshi Holdings Ltd.	51,100	632,321
ITOCHU Corp.	623,600	6,656,992
Iyo Bank Ltd. (The)	77,600	840,466
J Front Retailing Co., Ltd.	146,500	1,696,761
JFE Holdings, Inc.	198,200	4,420,036
Joyo Bank Ltd. (The)	105,000	519,948
JTEKT Corp.	46,600	784,268
JX Holdings, Inc.	935,700	3,641,377
K's Holdings Corp.	20,200	530,966
Kamigumi Co., Ltd.	103,000	917,506
Kaneka Corp.	166,000	889,465
Kawasaki Kisen Kaisha Ltd.	523,000	1,397,187
Kewpie Corp.	8,700	162,188
Kirin Holdings Co., Ltd.	15,000	186,388
Kobe Steel Ltd.	1,849,000	3,184,899
Konica Minolta, Inc.	251,800	2,743,619
Kuraray Co., Ltd.	166,100	1,887,194
Kyocera Corp.	96,800	4,429,531
LIXIL Group Corp.	78,900	1,660,510
Marubeni Corp.	404,300	2,419,080
Marui Group Co., Ltd.	93,200	840,637
Medipal Holdings Corp.	68,500	800,059
Mitsubishi Chemical Holdings Corp.	970,300	4,706,436
Mitsubishi Corp.	381,000	6,972,348
Mitsubishi Gas Chemical Co., Inc.	156,000	782,948
Mitsubishi Materials Corp.	705,000	2,338,785
Mitsubishi UFJ Financial Group, Inc.	3,795,600	20,853,897
Mitsui & Co., Ltd.	457,100	6,122,001
Mitsui Chemicals, Inc.	556,000	1,574,802
Mitsui OSK Lines Ltd.	609,000	1,804,310

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Mizuho Financial Group, Inc.	8,496,200	14,242,207
MS&AD Insurance Group Holdings, Inc.	94,500	2,239,481
Nagase & Co., Ltd.	33,300	397,614
NEC Corp.	1,136,000	3,301,218
NH Foods Ltd.	55,000	1,203,306
NHK Spring Co., Ltd.	75,200	654,342
Nikon Corp.	158,500	2,105,975
Nippo Corp.	11,000	178,804
Nippon Electric Glass Co., Ltd.	156,000	701,965
Nippon Express Co., Ltd.	601,000	3,045,736
Nippon Paper Industries Co., Ltd.	49,100	705,186
Nippon Shokubai Co., Ltd.	42,000	550,200
Nippon Steel & Sumitomo Metal Corp.	2,627,000	6,516,625
Nippon Yusen KK	1,107,000	3,126,731
Nishi-Nippon City Bank Ltd. (The)	175,000	503,535
Nissan Motor Co., Ltd.	984,900	8,590,071
Nissan Shatai Co., Ltd.	5,800	70,396
Nisshin Seifun Group, Inc.	101,035	978,118
Nisshin Steel Co., Ltd	14,400	137,292
Nisshinbo Holdings, Inc.	61,000	628,955
NOK Corp.	18,200	463,254
Nomura Holdings, Inc.	434,600	2,459,417
Nomura Real Estate Holdings, Inc.	10,500	179,681
NTN Corp.	289,000	1,276,282
NTT DoCoMo, Inc.	275,700	4,015,035
NTT DoCoMo, Inc., ADR	3,334	48,676
Oji Holdings Corp.	513,000	1,835,457
Otsuka Holdings Co., Ltd.	24,800	743,534
Resona Holdings, Inc.	199,200	1,006,259
Ricoh Co., Ltd.	550,900	5,569,080
Sankyo Co., Ltd.	15,700	538,570
SBI Holdings, Inc.	65,000	710,167
Seino Holdings Corp.	62,000	624,935
Sekisui House Ltd.	432,100	5,685,563
Shiga Bank Ltd. (The)	4,000	21,309
Shizuoka Bank Ltd. (The)	88,000	804,700
Showa Denko KK	672,000	827,239
Showa Shell Sekiyu KK	72,100	710,218
SKY Perfect JSAT Holdings, Inc.	97,500	575,333
Sojitz Corp.	524,100	731,905

Common Stocks (continued)

Issuer	Shares	Value ($)
Sompo Japan Nipponkoa Holdings, Inc.	58,400	1,468,627
Sony Corp.	487,800	9,955,633
Sumitomo Chemical Co., Ltd.	1,104,000	4,346,146
Sumitomo Corp.	349,500	3,589,605
Sumitomo Electric Industries Ltd.	312,200	3,899,151
Sumitomo Forestry Co., Ltd.	81,100	793,124
Sumitomo Heavy Industries Ltd.	238,000	1,280,199
Sumitomo Metal Mining Co., Ltd.	157,000	2,341,638
Sumitomo Mitsui Financial Group, Inc.	466,500	16,865,246
Sumitomo Mitsui Trust Holdings, Inc.	820,000	3,140,837
Sumitomo Rubber Industries Ltd.	111,000	1,650,134
Suzuken Co., Ltd.	28,400	784,504
Suzuki Motor Corp.	58,000	1,738,106
T&D Holdings, Inc.	394,400	4,728,009
Takashimaya Co., Ltd.	110,000	878,316
Takata Corp.	6,900	83,187
TDK Corp.	54,700	3,221,581
Teijin Ltd.	611,000	1,623,978
The Dai-ichi Life Insurance Co., Ltd.	272,200	4,131,956
Tokai Rika Co., Ltd.	18,900	396,731
Tokio Marine Holdings, Inc.	172,600	5,605,651
Toppan Printing Co Ltd	238,000	1,546,392
Toshiba TEC Corp.	10,000	68,545
Tosoh Corp.	153,000	735,757
Toyo Seikan Group Holdings Ltd.	65,700	816,095
Toyoda Gosei Co., Ltd.	28,800	579,290
Toyota Boshoku Corp.	22,600	300,033
Toyota Tsusho Corp.	145,800	3,386,921
Ube Industries Ltd.	267,000	396,984
UNY Group Holdings Co., Ltd.	89,400	455,112
Wacoal Holdings Corp.	15,000	151,421
Yamada Denki Co., Ltd.	391,900	1,314,872
Yamaguchi Financial Group, Inc.	82,000	842,727
Yamaha Corp.	65,600	966,937
Yamato Kogyo Co., Ltd.	12,900	360,794
Yamazaki Baking Co., Ltd	46,000	567,606
Yokohama Rubber Co., Ltd. (The)	95,000	865,007
Total		321,029,084

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Mongolia —%
Turquoise Hill Resources Ltd.(a)	122,401	378,223
Netherlands 2.5%
Aegon NV	934,136	7,020,942
Akzo Nobel NV	21,348	1,477,069
Boskalis Westminster NV	16,741	915,818
ING Groep NV-CVA(a)	1,375,296	17,768,365
Koninklijke Ahold NV	103,920	1,846,957
Koninklijke DSM NV	98,420	6,002,931
Koninklijke KPN NV	682,155	2,153,802
Koninklijke Philips NV	8,100	234,900
Koninklijke Philips NV	24,846	720,186
Total		38,140,970
New Zealand 0.1%
Auckland International Airport Ltd.	91,445	300,889
Contact Energy Ltd.	64,131	318,485
Fletcher Building Ltd.	31,442	202,574
Total		821,948
Norway 0.8%
DNB ASA	219,396	3,236,228
Norsk Hydro ASA	236,126	1,330,106
Petroleum Geo-Services ASA	16,305	91,788
Seadrill Ltd.	36,153	418,296
Seadrill Ltd.	34,093	407,070
SpareBank 1 SR-Bank ASA	6,539	46,062
Statoil ASA	166,383	2,929,478
Statoil ASA, ADR	46,724	822,810
Stolt-Nielsen Ltd.	3,206	53,770
Storebrand ASA(a)	91,318	356,718
Subsea 7 SA	80,532	824,076
Wilh Wilhelmsen ASA	4,060	25,058
Yara International ASA	25,459	1,133,751
Total		11,675,211
Portugal —%
Banco Espirito Santo SA, Registered Shares(a)(b)	533,756	25,835
EDP Renovaveis SA	83,813	545,426
Total		571,261

Common Stocks (continued)

Issuer	Shares	Value ($)
Singapore 1.3%
CapitaLand Ltd.	1,107,000	2,752,391
City Developments Ltd.	153,000	1,180,401
DBS Group Holdings Ltd.	364,675	5,645,653
Golden Agri-Resources Ltd.	3,841,000	1,329,363
Hutchison Port Holdings Trust	1,343,000	922,990
Keppel Land Ltd.	358,000	922,253
Neptune Orient Lines Ltd.(a)	276,000	174,481
Noble Group Ltd.	1,643,000	1,401,705
Olam International Ltd.	205,000	311,104
OUE Ltd.	150,000	230,419
Singapore Airlines Ltd.	361,000	3,149,165
United Industrial Corp., Ltd.	20,000	50,579
UOL Group Ltd.	67,189	351,250
Venture Corp., Ltd.	43,000	254,868
Wilmar International Ltd.	624,000	1,520,461
Total		20,197,083
Spain 2.3%
Acciona SA(a)	10,232	690,449
Banco de Sabadell SA	2,559,765	6,773,042
Banco Popular Espanol SA	480,494	2,395,182
Banco Santander SA	126,874	1,064,869
CaixaBank SA	326,701	1,711,868
Iberdrola SA	2,448,266	16,503,138
Mapfre SA	409,411	1,383,803
Repsol SA	244,760	4,582,112
Repsol SA	7,198	134,753
Total		35,239,216
Sweden 3.2%
Boliden AB	208,443	3,331,921
Meda AB, Class A	106,547	1,527,927
Nordea Bank AB	906,586	10,494,445
Saab AB, Class B	76,262	1,962,379
Skandinaviska Enskilda Banken AB	9,980	125,013
Skandinaviska Enskilda Banken AB, Class A	630,589	8,007,573
SSAB AB, Class A(a)	52,196	301,834
SSAB AB, Class B(a)	24,533	125,455
Svenska Cellulosa AB SCA, Class A	21,080	456,994

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Svenska Cellulosa AB, Class B	265,272	5,718,919
Svenska Handelsbanken AB, Class A	72,524	3,393,244
Swedbank AB, Class A	87,079	2,160,511
Tele2 AB, Class B	90,629	1,098,215
Telefonaktiebolaget LM Ericsson	522	5,865
Telefonaktiebolaget LM Ericsson, Class B	676,260	8,188,228
TeliaSonera AB	151,110	971,542
Total		47,870,065
Switzerland 9.9%
ABB Ltd.	728,500	15,413,705
Adecco SA, Registered Shares	94,054	6,465,206
Alpiq Holding AG, Registered Shares	673	60,923
Aryzta AG	46,457	3,570,199
Baloise Holding AG, Registered Shares	17,262	2,206,283
Cie Financiere Richemont SA, Class A, Registered Shares	110,472	9,794,296
Clariant AG, Registered Shares	131,773	2,208,101
Credit Suisse Group AG, Registered Shares	481,692	12,100,705
Dufry AG, Registered Shares(a)	666	99,543
Givaudan SA	42	75,342
Glencore PLC	483,153	2,230,153
Helvetia Holding AG	244	115,936
Holcim Ltd., Registered Shares	108,862	7,781,909
Julius Baer Group Ltd.	46,622	2,128,668
Lonza Group AG, Registered Shares	22,360	2,517,549
Novartis AG, Registered Shares	313,207	29,047,906
Sulzer AG, Registered Shares	7,927	847,961
Swatch Group AG (The)	958	425,598
Swatch Group AG (The), Registered Shares	4,135	357,685
Swiss Life Holding AG, Registered Shares	9,366	2,213,670
Swiss Re AG	209,770	17,572,794
Syngenta AG, ADR	22,894	1,470,711
Syngenta AG, Registered Shares	14,674	4,720,004
UBS AG	642,628	11,046,583
Zurich Insurance Group AG	49,487	15,464,804
Total		149,936,234

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 17.2%
Anglo American PLC	749,045	13,860,673
Aviva PLC	122,920	923,545
Barclays Bank PLC	4,073,359	15,313,114
Barclays PLC, ADR	262,768	3,944,148
Barratt Developments PLC	212,168	1,544,185
BP PLC	5,195,793	32,980,698
BP PLC, ADR	771,875	29,423,875
Carnival PLC, ADR	49,251	2,215,803
Friends Life Group Ldt.	530,892	3,015,060
HSBC Holdings PLC, ADR	767,203	36,234,998
International Consolidated Airlines Group SA(a)	180,657	1,359,998
Investec PLC	143,759	1,204,453
J Sainsbury PLC	494,274	1,887,478
KAZ Minerals PLC(a)	35,477	141,561
Kingfisher PLC	898,396	4,749,049
Lloyds Banking Group PLC(a)	5,088,617	5,985,540
Lloyds Banking Group PLC, ADR(a)	19,000	88,160
Old Mutual PLC	765,456	2,255,926
Royal Bank of Scotland Group PLC, ADR(a)	363,625	4,403,499
Royal Dutch Shell PLC, ADR, Class A	121,312	8,121,838
Royal Dutch Shell PLC, ADR, Class B	267,476	18,605,631
Royal Dutch Shell PLC, Class A	666,605	22,217,387
Standard Chartered PLC	537,329	8,036,242
Vedanta Resources PLC	13,780	122,233
Vodafone Group PLC	10,404,415	35,672,882
Vodafone Group PLC, ADR	48,341	1,651,812
Wm Morrison Supermarkets PLC	1,329,899	3,794,555
Total		259,754,343
Total Common Stocks (Cost: $1,473,653,320)		1,507,638,367

Rights —%

Spain —%
Repsol SA(a)	28	16
Total Rights (Cost: $16)		16

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(c)(d)	4,024,787	4,024,787
Total Money Market Funds (Cost: $4,024,787)		4,024,787
Total Investments (Cost: $1,477,678,123)		1,511,663,170
Other Assets & Liabilities, Net		3,480,241
Net Assets		1,515,143,411

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $25,835, which represents less than 0.01% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,042,621	309,219,211	(308,237,045)	4,024,787	6,483	4,024,787

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	15,084,044	152,698,894	—	167,782,938
Consumer Staples	3,060,753	58,650,542	—	61,711,295
Energy	114,235,545	92,116,771	—	206,352,316
Financials	68,011,080	477,032,121	25,835	545,069,036
Health Care	200,135	40,103,697	—	40,303,832
Industrials	259,194	139,088,974	—	139,348,168
Information Technology	1,857,597	38,158,709	—	40,016,306
Materials	31,364,226	143,614,289	—	174,978,515
Telecommunication Services	1,700,488	77,794,554	—	79,495,042
Utilities	1,345,755	51,235,164	—	52,580,919
Rights
Energy	—	16	—	16
Total Equity Securities	237,118,817	1,270,493,731	25,835	1,507,638,383
Mutual Funds
Money Market Funds	4,024,787	—	—	4,024,787
Total Mutual Funds	4,024,787	—	—	4,024,787
Total	241,143,604	1,270,493,731	25,835	1,511,663,170

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial Assets were transferred from Level 2 to Level 3 due to unavailable market quotes. As a result, as of period end, management determined to fair value the securities under procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	400,512	400,512	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Senior Loans 98.5%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 2.1%
Armor Holding II LLC 1st Lien Term Loan(a)(b) 06/26/20	5.750%	626,605	621,906
DAE Aviation Holdings, Inc. Tranche B-1 Term Loan(a)(b) 11/02/18	5.000%	605,342	602,696
Ducommun, Inc. Tranche B-1 Term Loan(a)(b) 06/28/17	4.750%	284,211	283,500
IAP Worldwide Services, Inc.(a)(b) 2nd Lien Term Loan 07/18/19	8.000%	936,834	829,098
IAP Worldwide Services, Inc.(a)(b)(c) Term Loan 07/18/18	6.250%	678,751	675,357
Standard Aero Ltd. Tranche B-2 Term Loan(a)(b) 11/02/18	5.000%	274,417	273,218
TransDigm, Inc.(a)(b) Tranche C Term Loan 02/28/20	3.750%	6,909,140	6,775,863
Tranche D Term Loan 06/04/21	3.750%	1,467,625	1,439,491
Total			11,501,129
Automotive 4.7%
Affinia Group, Inc. Tranche B-2 Term Loan(a)(b) 04/27/20	4.750%	430,258	425,151
Atlantic Aviation FBO, Inc. Term Loan(a)(b) 06/01/20	3.250%	517,875	503,204
CS Intermediate Holdco 2 LLC Term Loan(a)(b) 04/02/21	4.000%	522,375	513,233
Chrysler Group LLC(a)(b) Tranche B Term Loan 05/24/17	3.500%	4,639,898	4,605,934
12/31/18	3.250%	1,687,250	1,668,268
Federal-Mogul Corp. Tranche C Term Loan(a)(b) 04/15/21	4.750%	3,192,000	3,161,676
Gates Global LLC Term Loan(a)(b) 07/05/21	4.250%	1,221,938	1,186,807
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b) 04/30/19	4.750%	6,375,000	6,361,740

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MPG Holdco I, Inc. Term Loan(a)(b) 10/20/21	4.500%	2,059,630	2,048,055
TI Group Automotive Systems LLC Term Loan(a)(b) 07/02/21	4.250%	696,500	686,923
Tower Automotive Holdings U.S.A. LLC Term Loan(a)(b) 04/23/20	4.000%	763,428	748,541
Veyance Technologies, Inc. Term Loan(a)(b) 09/08/17	5.250%	2,999,354	2,985,617
Visteon Corp. Term Loan(a)(b) 04/09/21	3.500%	870,625	855,389
Total			25,750,538
Banking 0.9%
Clipper Acquisitions Corp. Term B Loan(a)(b) 02/06/20	3.000%	1,962,656	1,881,697
Hamilton Lane Advisors LLC Term Loan(a)(b) 02/28/18	4.000%	595,019	577,168
Home Loan Servicing Solutions Ltd. Term Loan(a)(b) 06/26/20	4.500%	1,009,625	950,309
NXT Capital LLC Term Loan(a)(b) 09/04/18	6.250%	790,620	788,644
Sheridan Investment Partners II LP Term Loan(a)(b) 12/16/20	4.250%	561,089	443,261
Sheridan Production Partners II-A LP Term Loan(a)(b) 12/16/20	4.250%	78,052	61,661
Sheridan Production Partners II-M LP Term Loan(a)(b) 12/16/20	4.250%	29,109	22,996
Total			4,725,736
Brokerage/Asset Managers/Exchanges 0.9%
American Beacon Advisors, Inc. Term Loan(a)(b) 11/22/19	4.750%	262,121	258,189
LPL Holdings, Inc. Tranche B Term Loan(a)(b) 03/29/19	3.250%	712,313	703,409

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
RCS Capital Corp. 1st Lien Term Loan(a)(b) 04/29/19	6.500%	828,750	767,978
USI, Inc. Term Loan(a)(b) 12/27/19	4.250%	2,208,303	2,166,897
Walter Investment Management Corp. Tranche B Term Loan(a)(b) 12/18/20	4.750%	1,317,609	1,185,848
Total			5,082,321
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc. Tranche B Term Loan(a)(b) 04/16/20	3.500%	1,209,687	1,169,998
CPG International, Inc. Term Loan(a)(b) 09/30/20	4.750%	518,438	509,691
Total			1,679,689
Cable and Satellite 4.5%
Block Communications, Inc. Tranche B Term Loan(a)(b) 11/07/21	4.250%	174,563	173,363
Cequel Communications LLC Term Loan(a)(b) 02/14/19	3.500%	3,747,123	3,683,647
Intelsat Jackson Holdings SA Tranche B-2 Term Loan(a)(b) 06/30/19	3.750%	6,125,000	6,025,469
MCC Iowa LLC(a)(b) Tranche H Term Loan 01/29/21	3.250%	935,750	904,169
Tranche J Term Loan 06/30/21	3.750%	721,375	703,939
Mediacom Illinois LLC Tranche G Term Loan(a)(b) 06/30/21	3.750%	399,000	389,025
Numericable US LLC(a)(b) Tranche B-1 Term Loan 05/21/20	4.500%	978,481	972,189
Tranche B-2 Term Loan 05/21/20	4.500%	846,519	841,076
TWCC Holding Corp.(a)(b) 2nd Lien Term Loan 06/26/20	7.000%	700,000	666,169
Term Loan 02/13/17	3.500%	1,939,281	1,888,026

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
UPC Financing Partnership Tranche AH Term Loan(a)(b) 06/30/21	3.250%	4,078,393	3,971,336
Virgin Media Investment Holdings Ltd. Tranche B Term Loan(a)(b) 06/07/20	3.500%	2,825,000	2,770,223
Ziggo BV(a)(b) Tranche B-1 Term Loan 01/15/22	3.500%	721,085	700,029
Tranche B-2 Term Loan 01/15/22	3.270%	464,681	451,112
Tranche B-3 Term Loan 01/15/22	3.500%	764,234	741,918
Total			24,881,690
Chemicals 5.2%
AZ Chem U.S., Inc. 1st Lien Term Loan(a)(b) 06/11/21	4.500%	537,192	524,659
Allnex & Cy SCA Tranche B-1 Term Loan(a)(b) 10/03/19	4.500%	275,570	271,666
Allnex U.S.A, Inc. Tranche B-2 Term Loan(a)(b) 10/03/19	4.500%	142,980	140,954
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(a)(b) 02/01/20	4.750%	4,472,228	4,345,754
Chemtura Corp. Term Loan(a)(b) 08/29/16	3.500%	117,143	116,850
ColourOz Investment 1 GmbH 1st Lien Tranche C Term Loan(a)(b) 09/03/21	4.750%	120,581	116,813
ColourOz Investment 2 GmbH 1st Lien Tranche B2 Term Loan(a)(b)(c) 09/03/21	4.750%	729,419	706,624
Eco Services Operations Term Loan(a)(b) 12/01/21	4.750%	325,000	322,563
Emerald Performance Materials LLC 1st Lien Term Loan(a)(b) 07/30/21	4.500%	399,000	389,025
INEOS U.S. Finance LLC Term Loan(a)(b) 05/04/18	3.750%	7,952,206	7,692,885
Kronos Worldwide, Inc. Term Loan(a)(b) 02/18/20	4.750%	248,125	246,884

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MacDermid, Inc. Tranche B 1st Lien Term Loan(a)(b) 06/07/20	4.000%	1,162,986	1,138,272
Minerals Technologies, Inc. Term Loan(a)(b) 05/07/21	4.000%	1,529,375	1,510,258
Omnova Solutions, Inc. Tranche B-1 Term Loan(a)(b) 05/31/18	4.250%	2,376,000	2,340,360
Orion Engineered Carbons GmbH Term Loan(a)(b) 07/25/21	5.000%	448,875	448,875
Oxea Finance & Cy SCA 1st Lien Tranche B-2 Term Loan(a)(b) 01/15/20	4.250%	668,250	638,179
PQ Corp. Term Loan(a)(b) 08/07/17	4.000%	1,053,500	1,031,903
Solenis International LP/Holdings 3 LLC 1st Lien Term Loan(a)(b) 07/31/21	4.250%	249,375	242,517
Tata Chemicals North America Term Loan(a)(b) 08/07/20	3.750%	1,058,875	1,036,374
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.000%	2,876,289	2,823,566
Univar, Inc. Tranche B Term Loan(a)(b) 06/30/17	5.000%	2,823,424	2,726,553
Total			28,811,534
Construction Machinery 0.7%
Brock Holdings III, Inc. 1st Lien Term Loan(a)(b) 03/16/17	6.000%	2,048,867	1,920,813
CPM Acquisition Corp. 1st Lien Term Loan(a)(b) 08/29/17	6.250%	493,752	491,900
Doosan Infracore International, Inc. Tranche B Term Loan(a)(b) 05/28/21	4.500%	826,269	820,072
IES Global BV Term Loan(a)(b) 08/16/19	6.750%	633,470	626,344
Total			3,859,129

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Cyclical Services 2.7%
Acosta Holdco, Inc. Term Loan(a)(b) 09/26/21	5.000%	2,625,000	2,621,246
Garda World Security Corp.(a)(b) Tranche B Term Loan 11/06/20	4.000%	90,750	88,368
11/06/20	4.000%	354,750	345,438
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(a)(b) 10/31/19	5.250%	1,303,629	1,295,481
Monitronics International, Inc. Tranche B Term Loan(a)(b) 03/23/18	4.250%	320,101	315,565
RGIS Services LLC Tranche C Term Loan(a)(b) 10/18/17	5.500%	2,813,634	2,546,339
ServiceMaster Co. LLC (The) Term Loan(a)(b) 07/01/21	4.250%	1,920,187	1,881,784
U.S. Security Associates Holdings, Inc.(a)(b) Term Loan 07/28/17	6.250%	130,777	129,142
Tranche B Term Loan 07/28/17	6.250%	668,089	659,738
Wash MultiFamily Laundry Systems LLC Term Loan(a)(b) 02/21/19	4.500%	270,188	263,433
Weight Watchers International, Inc. Tranche B-2 Term Loan(a)(b) 04/02/20	4.000%	6,066,937	4,656,374
Total			14,802,908
Consumer Products 2.1%
Bombardier Recreational Products, Inc. Term B Loan(a)(b) 01/30/19	4.000%	1,073,714	1,048,439
Fender Musical Instruments Corp. Term Loan(a)(b) 04/03/19	5.750%	351,500	348,864
NBTY, Inc. Tranche B-2 Term Loan(a)(b) 10/01/17	3.500%	3,654,186	3,541,527
Polarpak, Inc. Term Loan(a)(b) 06/07/20	4.500%	233,565	229,477
Prestige Brands, Inc.(a)(b) Tranche B-1 Term Loan 01/31/19	4.125%	215,625	214,726

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B2 Term Loan 09/03/21	4.500%	482,639	481,032
Revlon Consumer Products Corp. Term Loan(a)(b) 10/08/19	4.000%	1,064,250	1,043,412
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	4.250%	2,519,451	2,475,361
Sun Products Corp. (The) Tranche B Term Loan(a)(b) 03/23/20	5.500%	2,053,123	1,899,139
WNA Holdings, Inc. Term Loan(a)(b) 06/07/20	4.500%	121,834	119,702
Total			11,401,679
Diversified Manufacturing 3.6%
Accudyne Industries Borrower SCA/LLC Term Loan(a)(b) 12/13/19	4.000%	2,608,813	2,418,866
Ameriforge Group, Inc. 1st Lien Term Loan(a)(b) 12/19/19	5.000%	1,034,452	931,007
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	687,750	667,117
BakerCorp International, Inc. Term Loan(a)(b) 02/07/20	4.250%	1,264,948	1,151,102
Carros Finance Luxembourg SARL Term Loan(a)(b) 09/30/21	4.500%	275,000	270,188
Entegris, Inc. Tranche B Term Loan(a)(b) 04/30/21	3.500%	355,522	347,078
Faenza Germany GmbH Holdings(a)(b) Tranche B-1 Term Loan 08/30/20	4.250%	297,747	293,281
Tranche B-2 Term Loan 08/30/20	4.250%	29,537	29,094
Tranche B-3 Term Loan 08/30/20	4.250%	89,003	87,668
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.250%	1,678,750	1,567,533
Gemini HDPE LLC Term Loan(a)(b) 08/06/21	4.750%	349,126	335,161

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Generac Power System, Inc. Tranche B Term Loan(a)(b) 05/31/20	3.250%	2,254,000	2,180,745
Husky Injection Molding Systems Ltd. Term Loan(a)(b) 06/30/21	4.250%	2,241,445	2,192,873
Milacron LLC Term Loan(a)(b) 03/28/20	4.000%	517,093	504,165
NN, Inc. Term Loan(a)(b) 08/27/21	6.000%	517,500	514,912
Pelican Products, Inc. 1st Lien Term Loan(a)(b) 04/10/20	5.250%	744,821	737,373
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b) 08/21/20	4.000%	4,147,500	4,056,255
STS Operating, Inc. Term Loan(a)(b) 02/12/21	4.750%	248,125	243,163
Sodelho SA Tranche B2 Term Loan(a)(b) 10/28/21	5.250%	450,000	448,650
Travelport Finance SARL Term Loan(a)(b) 09/02/21	6.000%	925,000	921,818
Total			19,898,049
Electric 2.1%
Calpine Construction Finance Co. LP(a)(b) Tranche B-1 Term Loan 05/03/20	3.000%	985,000	945,600
Tranche B-2 Term Loan 01/31/22	3.250%	839,626	808,140
Calpine Corp.(a)(b) Term Loan 04/01/18	4.000%	1,061,500	1,048,497
04/01/18	4.000%	2,044,703	2,019,656
Dynegy, Inc. Tranche B-2 Term Loan(a)(b) 04/23/20	4.000%	924,385	909,752
Energy Future Intermediate Holding Co. LLC Term Loan(a)(b) 06/19/16	4.250%	1,400,000	1,399,132
EquiPower Resources Holdings LLC 1st Lien Tranche C Term Loan(a)(b) 12/31/19	4.250%	541,753	537,918

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Granite Acquisition, Inc.(a)(b) Tranche B 1st Lien Term Loan 10/15/21	5.000%	1,939,655	1,946,114
Tranche C 1st Lien Term Loan 10/15/21	4.750%	85,345	85,629
La Frontera Generation LLC Term Loan(a)(b) 09/30/20	4.500%	534,103	524,756
Tenaska, Inc. Term Loan(a)(b) 10/02/21	5.500%	1,050,000	1,048,688
TerraForm Power Operating LLC Term Loan(a)(b) 07/23/19	4.750%	174,125	173,254
Viva Alamo LLC Term Loan(a)(b) 02/20/21	5.250%	448,871	440,454
Total			11,887,590
Environmental 1.0%
ADS Waste Holdings, Inc. Tranche B-2 Term Loan(a)(b) 10/09/19	3.750%	4,763,602	4,616,216
EWT Holdings III Corp. 1st Lien Term Loan(a)(b) 01/15/21	4.750%	321,750	314,913
EnergySolutions LLC Term Loan(a)(b) 05/29/20	6.750%	696,500	693,233
Total			5,624,362
Finance Companies 0.4%
American Capital Ltd. Tranche B Term Loan(a)(b) 08/22/17	3.500%	649,688	640,754
Medley LLC Term Loan(a)(b) 06/15/19	6.500%	388,636	384,264
Ocwen Loan Servicing Term Loan(a)(b) 02/15/18	5.000%	1,154,437	1,081,062
Total			2,106,080
Food and Beverage 4.3%
ARAMARK Corp.(a)(b) 2nd Letter of Credit 07/26/16	0.021%	52,186	51,599
3rd Letter of Credit 07/26/16	0.021%	286,407	283,185

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b) 07/10/17	5.750%	1,176,000	1,164,240
Arysta LifeScience SPC LLC 1st Lien Term Loan(a)(b) 05/29/20	4.500%	2,216,246	2,199,624
Big Heart Pet Brands Term Loan(a)(b) 03/09/20	3.500%	4,157,348	3,970,268
Centerplate, Inc. Tranche A Term Loan(a)(b) 11/26/19	4.753%	393,774	385,899
Charger OpCo BV Tranche B1 Term Loan(a)(b) 07/23/21	3.500%	1,750,000	1,710,625
Clearwater Seafoods LP Tranche B Term Loan(a)(b) 06/26/19	4.750%	443,250	440,293
Del Monte Foods, Inc. 1st Lien Term Loan(a)(b) 02/18/21	4.250%	1,094,244	994,854
Diamond Foods, Inc. Term Loan(a)(b) 08/20/18	4.250%	1,141,375	1,129,961
Dole Food Co.,Inc. Tranche B Term Loan(a)(b) 11/01/18	4.500%	1,333,750	1,314,851
Flavors Holdings, Inc. Tranche B 1st Lien Term Loan(a)(b) 04/03/20	6.750%	617,188	587,871
High Liner Foods, Inc. Term Loan(a)(b) 04/24/21	4.250%	694,750	683,460
JBS U.S.A. LLC(a)(b) Term Loan 09/18/20	3.750%	1,357,812	1,325,564
Term Loan 05/25/18	3.750%	712,728	702,037
Post Holdings, Inc. Tranche A Term Loan(a)(b) 06/02/21	3.750%	447,750	444,813
U.S. Foods, Inc. Term Loan(a)(b) 03/31/19	4.500%	6,279,375	6,230,710
Total			23,619,854

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gaming 1.7%
Affinity Gaming LLC Term Loan(a)(b) 11/09/17	5.250%	479,706	472,510
Amaya Holdings BV 1st Lien Tranche B Term Loan(a)(b) 08/01/21	5.000%	2,169,562	2,146,240
Boyd Gaming Corp. Term B Loan(a)(b) 08/14/20	4.000%	420,375	411,640
Caesars Entertainment Operating Co., Inc. Tranche B-6 Term Loan(a)(b) 03/01/17	6.986%	2,783,532	2,427,379
CityCenter Holdings LLC Tranche B Term Loan(a)(b) 10/16/20	4.250%	681,949	674,488
Golden Nugget, Inc.(a)(b) Term Loan 11/21/19	5.500%	111,375	109,774
11/21/19	5.500%	259,875	256,140
Pinnacle Entertainment, Inc. Tranche B-2 Term Loan(a)(b) 08/13/20	3.750%	640,022	629,622
Scientific Games International, Inc.(a)(b) Term Loan 10/18/20	6.000%	1,440,250	1,417,566
Tranche B2 Term Loan 10/01/21	6.000%	675,000	664,315
Tropicana Entertainment, Inc. Term Loan(a)(b) 11/27/20	4.000%	296,250	290,695
Total			9,500,369
Health Care 8.8%
ATI Holdings, Inc. Term Loan(a)(b) 12/20/19	5.250%	416,838	415,100
Alere, Inc. Tranche B Term Loan(a)(b) 06/30/17	4.250%	2,783,551	2,752,236
Alliance HealthCare Services, Inc. Term Loan(a)(b) 06/03/19	4.250%	1,157,380	1,139,152
BSN Medical Luxembourg Holding, SARL Tranche B-1 Term Loan(a)(b) 08/28/19	4.000%	593,611	589,343
CHS/Community Health Systems, Inc. Tranche D Term Loan(a)(b) 01/27/21	4.250%	3,313,806	3,302,075

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CareCore National LLC Term Loan(a)(b) 03/05/21	5.500%	349,121	344,757
ConvaTec, Inc. Term Loan(a)(b) 12/22/16	4.000%	1,902,940	1,893,426
DJO Finance LLC Tranche B Term Loan(a)(b) 09/15/17	4.250%	2,929,164	2,858,366
Emdeon, Inc. Tranche B-2 Term Loan(a)(b) 11/02/18	3.750%	1,594,607	1,563,719
Envision Healthcare Corp. Term Loan(a)(b) 05/25/18	4.000%	1,895,599	1,881,381
Gentiva Health Services, Inc. Tranche B Term Loan(a)(b) 10/18/19	6.500%	1,683,000	1,677,749
IMS Health, Inc. Tranche B Term Loan(a)(b) 03/17/21	3.500%	1,899,418	1,851,932
Kindred Healthcare, Inc. Term Loan(a)(b) 04/09/21	4.250%	1,194,000	1,153,201
Kinetic Concepts, Inc. Tranche E-1 Term Loan(a)(b) 05/04/18	4.000%	1,015,933	999,424
LHP Operations Co. LLC Term Loan(a)(b) 07/03/18	9.000%	935,460	898,042
MedAssets, Inc. Tranche B Term Loan(a)(b) 12/13/19	4.000%	343,083	341,083
Millennium Laboratories LLC Tranche B Term Loan(a)(b) 04/16/21	5.250%	1,691,500	1,680,218
National Mentor Holdings, Inc. Tranche B Term Loan(a)(b) 01/31/21	4.250%	446,625	436,947
Nord Anglia Education Finance LLC Term Loan(a)(b) 03/31/21	4.500%	696,500	687,794
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	2,512,203	2,496,502
Opal Acquisition, Inc. Tranche B Term Loan(a)(b) 11/27/20	5.000%	1,311,750	1,295,353
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ortho-Clinical Diagnostics Holdings SARL Term Loan(a)(b) 06/30/21	4.750%	1,041,009	1,022,531
PRA Holdings, Inc. Tranche B-1 Term Loan(a)(b) 09/23/20	4.500%	921,489	906,902
Quintiles Transnational Corp. Term B-3 Term Loan(a)(b) 06/08/18	3.750%	6,877,330	6,785,655
Radnet Management, Inc. Tranche B Term Loan(a)(b) 10/10/18	4.266%	1,642,024	1,618,083
RegionalCare Hospital Partners, Inc.(a)(b) 1st Lien Term Loan 04/23/19	6.000%	347,375	343,901
RegionalCare Hospital Partners, Inc.(a)(b)(c) 1st Lien Term Loan 04/23/19	6.000%	250,000	247,500
Sage Products Holdings III LLC(a)(b) 1st Lien Term Loan 12/13/19	4.250%	397,013	394,036
Sage Products Holdings III LLC(a)(b)(c) 1st Lien Term Loan 12/13/19	4.250%	525,000	521,062
Select Medical Corp.(a)(b) Tranche B-D Term Loan 12/20/16	2.991%	375,000	368,437
Tranche B-E Term Loan 06/01/18	3.750%	2,025,000	1,987,031
Steward Health Care System LLC Term Loan(a)(b) 04/10/20	6.750%	320,125	317,724
Tecomet, Inc. 1st Lien Term Loan(a)(b) 12/03/21	5.750%	875,000	840,000
U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(a)(b) 07/03/19	4.250%	271,748	266,653
inVentiv Health, Inc.(a)(b) Tranche B-3 Term Loan 05/15/18	7.750%	767,288	760,252
Tranche B4 Term Loan 05/15/18	7.750%	2,007,403	1,996,523
Total			48,634,090
Independent Energy 0.8%
Floatel International Ltd. Term Loan(a)(b) 06/27/20	6.000%	868,437	694,750

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
MEG Energy Corp. Term Loan(a)(b) 03/31/20	3.750%	2,050,028	1,951,790
Sheridan Investment Partners I LLC Tranche B-2 Term Loan(a)(b) 10/01/19	4.250%	1,913,200	1,627,808
Sheridan Production Partners I-A LP Tranche B-2 Term Loan(a)(b) 10/01/19	4.250%	253,515	215,698
Sheridan Production Partners I-M LP Tranche B-2 Term Loan(a)(b) 10/01/19	4.250%	154,848	131,749
Total			4,621,795
Leisure 3.3%
AMC Entertainment, Inc. Term Loan(a)(b) 04/30/20	3.500%	2,259,750	2,218,329
Aufinco Propriety Ltd./US Finco LLC Tranche B Term Loan(a)(b) 05/29/20	4.000%	443,250	430,507
ClubCorp Club Operations, Inc. Term Loan(a)(b) 07/24/20	4.500%	3,222,015	3,167,660
Equinox Holdings, Inc. 1st Lien Term Loan(a)(b) 02/01/20	5.000%	498,735	493,124
Live Nation Entertainment, Inc. Tranche B-1 Term Loan(a)(b) 08/17/20	3.500%	2,657,200	2,623,985
SRAM LLC 1st Lien Term Loan(a)(b) 04/10/20	4.013%	1,675,760	1,621,297
Seaworld Parks & Entertainment, Inc. Tranche B-2 Term Loan(a)(b) 05/14/20	3.000%	4,566,493	4,315,336
Town Sports International LLC Term Loan(a)(b) 11/15/20	4.500%	995,994	705,911
WMG Acquisitions Corp. Tranche B Term Loan(a)(b) 07/01/20	3.750%	1,928,100	1,850,976
Zuffa LLC Term Loan(a)(b) 02/25/20	3.750%	992,410	940,308
Total			18,367,433

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Life Insurance 0.2%
CNO Financial Group, Inc. Tranche B-2 Term Loan(a)(b) 09/28/18	3.750%	896,706	881,014
Lodging 0.9%
Four Seasons Holdings, Inc. 1st Lien Term Loan(a)(b) 06/29/20	0.000%	666,562	651,565
Hilton Worldwide Finance LLC Term Loan(a)(b) 10/26/20	3.500%	2,986,649	2,948,061
La Quinta Intermediate Holdings LLC Term Loan(a)(b) 04/14/21	4.000%	882,207	869,706
Playa Resorts Holdings Term Loan(a)(b) 07/24/19	4.000%	444,375	435,487
Total			4,904,819
Media and Entertainment 4.2%
ALM Media LLC 1st Lien Tranche B Term Loan(a)(b) 07/31/20	5.500%	347,813	337,378
Clear Channel Communications, Inc.(a)(b) Tranche B Term Loan 01/29/16	3.819%	12,405	12,263
Tranche D Term Loan 01/30/19	6.919%	1,470,419	1,383,238
Tranche E Term Loan 07/30/19	7.669%	472,912	449,857
Crown Media Holdings, Inc. Tranche B Term Loan(a)(b) 07/14/18	4.000%	675,359	667,201
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	3,361,162	3,254,714
Emerald Expositions Holding, Inc. Term Loan(a)(b) 06/17/20	4.750%	892,006	871,936
Entravision Communications Corp. Tranche B Term Loan(a)(b) 05/31/20	3.500%	648,562	627,484
Extreme Reach, Inc. 1st Lien Term Loan(a)(b) 02/07/20	6.750%	594,271	589,071
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	6,370,000	5,825,875

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gray Television, Inc. Term Loan(a)(b) 06/13/21	3.750%	200,318	196,812
McGraw-Hill Global Education Holdings LLC Tranche B Term Loan(a)(b) 03/22/19	5.750%	672,638	669,066
Media General, Inc. Tranche B Term Loan(a)(b)(c) 07/31/20	4.250%	350,000	345,734
Merrill Communications LLC Term Loan(a)(b) 03/08/18	5.750%	605,900	601,356
Nelson Education Ltd. 1st Lien Term Loan(a)(b)(d) 07/03/14	6.750%	1,327,607	1,079,782
Penton Media, Inc. 1st Lien Tranche B Term Loan(a)(b) 10/03/19	5.500%	493,750	489,741
Raycom TV Broadcasting LLC Tranche B Term Loan(a)(b) 08/04/21	3.750%	943,386	929,235
Sonifi Solutions, Inc. TLC(a)(b) 03/28/18	6.750%	1,132,674	559,258
Springer SBM Two GmbH Tranche B3 Term Loan(a)(b) 08/14/20	4.750%	1,012,226	993,459
Univision Communications, Inc. 1st Lien Term Loan(a)(b) 03/01/20	4.000%	3,463,111	3,381,728
Total			23,265,188
Metals 2.8%
Alpha Natural Resources, Inc. Tranche B Term Loan(a)(b) 05/22/20	3.500%	2,726,437	2,155,603
FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b) 06/28/19	3.750%	5,425,819	4,915,792
Fairmount Minerals Ltd.(a)(b) Tranche B-1 Term Loan 03/15/17	3.813%	370,313	340,921
Tranche B-2 Term Loan 09/05/19	4.500%	1,802,187	1,624,221
JMC Steel Group, Inc. Term Loan(a)(b) 04/01/17	4.750%	3,158,007	3,094,847
Murray Energy Corp. Term Loan(a)(b) 12/05/19	5.250%	1,116,563	1,072,693

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Neenah Foundry Co. Term Loan(a)(b) 04/26/17	6.750%	403,214	397,670
Oxbow Carbon LLC Tranche B Term Loan(a)(b) 07/19/19	4.250%	416,250	382,534
Patriot Coal Corp. Term Loan(a)(b) 12/18/18	9.000%	396,000	376,861
Walter Energy, Inc. Tranche B Term Loan(a)(b) 04/02/18	7.250%	1,759,691	1,359,854
Total			15,720,996
Midstream 0.2%
Southcross Holdings Borrower LP Term Loan(a)(b) 08/04/21	6.000%	323,375	286,187
Tallgrass Operations LLC Term Loan(a)(b) 11/13/18	4.250%	1,117,267	1,086,542
Total			1,372,729
Natural Gas 0.3%
Obsidian Holdings LLC Tranche A Term Loan(a)(b) 11/02/15	6.750%	238,595	236,806
Obsidian Natural Gas Trust Term Loan(a)(b) 11/02/15	7.000%	1,210,491	1,192,333
Total			1,429,139
Oil Field Services 1.1%
Bronco Midstream Funding LLC Term Loan(a)(b) 08/15/20	5.000%	1,492,004	1,372,643
Drillships Ocean Ventures, Inc. Term Loan(a)(b) 07/25/21	5.500%	847,875	678,300
Fieldwood Energy Term Loan(a)(b) 09/28/18	3.875%	864,562	817,012
Paragon Offshore Finance Co. Term Loan(a)(b) 07/16/21	3.750%	673,312	536,125
Seventy Seven Operating LLC Term Loan(a)(b) 06/25/21	3.750%	422,875	355,215

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sonneborn LLC(a)(b) 1st Lien Term Loan 12/09/20	5.500%	48,750	48,750
12/09/20	5.500%	276,250	276,250
Tervita Corp. Term Loan(a)(b) 05/15/18	6.250%	2,483,275	2,289,579
Total			6,373,874
Other Financial Institutions 2.1%
Altisource Solutions SARL Tranche B Term Loan(a)(b) 12/09/20	4.500%	890,225	676,571
Apollo Global Management LLC Term Loan(a)(b) 08/13/21	6.750%	350,000	343,000
Ceridian HCM Holding, Inc. Term Loan(a)(b) 09/15/20	4.500%	556,354	546,273
Citco III Ltd. Term Loan(a)(b) 06/29/18	4.250%	3,122,990	3,095,664
Corporate Capital Trust, Inc. Tranche B Term Loan(a)(b) 05/20/19	4.000%	769,187	759,573
Grosvenor Capital Management Holdings LLLP Term Loan(a)(b) 01/04/21	3.750%	990,000	968,953
Guggenheim Partners Investment Management Holdings LLC Term Loan(a)(b) 07/22/20	4.250%	1,187,985	1,174,917
HarbourVest Partners LP Term Loan(a)(b) 02/04/21	3.250%	1,690,378	1,629,101
MIP Delaware LLC Tranche B-1 Term Loan(a)(b) 03/09/20	4.000%	606,671	597,571
PGX Holdings, Inc. 1st Lien Term Loan(a)(b) 09/29/20	6.250%	447,187	446,628
Vantiv LLC Tranche B Term Loan(a)(b) 06/13/21	3.750%	721,375	711,911
Walker & Dunlop, Inc. Term Loan(a)(b) 12/20/20	5.250%	519,750	514,552
Total			11,464,714

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Other Industry 1.2%
CHG Healthcare Services, Inc. 1st Lien Term Loan(a)(b) 11/19/19	4.250%	1,396,624	1,377,420
Education Management LLC Tranche C-3 Term Loan(a)(b) 03/30/18	0.000%	1,495,321	664,790
Interline Brands, Inc. 1st Lien Term Loan(a)(b) 03/17/21	4.000%	992,500	962,725
Laureate Education, Inc. Term Loan(a)(b) 06/15/18	5.000%	1,299,311	1,234,345
MCS AMS Sub-Holdings LLC Term Loan(a)(b) 10/15/19	7.000%	471,875	415,250
RE/MAX LLC Term Loan(a)(b) 07/31/20	4.000%	1,106,262	1,089,668
Unifrax Holding Co. Tranche B Term Loan(a)(b) 11/28/18	4.250%	373,253	366,490
WireCo WorldGroup, Inc. Term Loan(a)(b) 02/15/17	6.000%	629,359	627,786
Total			6,738,474
Other REIT 0.1%
RHP Hotel Properties LP Tranche B Term Loan(a)(b) 01/15/21	3.750%	547,250	545,427
Starwood Property Trust, Inc. 1st Lien Term Loan(a)(b) 04/17/20	3.500%	270,188	263,433
Total			808,860
Packaging 2.6%
Berry Plastics Corp.(a)(b) Tranche D Term Loan 02/08/20	3.500%	1,989,562	1,921,340
Tranche E Term Loan 01/06/21	3.750%	498,361	484,123
Chesapeake Finance 2 Ltd. Tranche B Term Loan(a)(b) 09/30/20	4.250%	322,563	315,305
Crown Americas LLC Tranche B Term Loan(a)(b)(c)(e) 12/01/21	4.000%	1,175,000	1,173,531

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hilex Poly Co. LLC 1st Lien Term Loan(a)(b) 12/04/21	6.000%	1,025,000	1,008,990
Reynolds Group Holdings, Inc. Term Loan(a)(b) 12/01/18	4.000%	5,121,022	5,019,319
Signode Industrial Group SA Tranche B Term Loan(a)(b) 05/01/21	3.750%	979,167	935,721
Tank Holding Corp. Term Loan(a)(b) 07/09/19	4.250%	807,296	791,755
Tricorbraun, Inc. Term Loan(a)(b) 05/03/18	4.007%	2,594,648	2,544,909
Total			14,194,993
Pharmaceuticals 3.4%
AMAG Pharmaceuticals, Inc. Term Loan(a)(b) 11/12/20	7.250%	450,000	445,500
Akorn, Inc. Term Loan(a)(b) 04/16/21	4.500%	847,875	839,752
Alkermes, Inc. Term Loan(a)(b) 09/25/19	3.500%	342,982	338,267
Amneal Pharmaceuticals LLC(a)(b) Tranche B Term Loan 11/01/19	5.001%	469,465	467,705
Amneal Pharmaceuticals LLC(a)(b)(c) Tranche B Term Loan 11/01/19	4.750%	375,000	373,594
Auxilium Pharmaceuticals, Inc. Term Loan(a)(b) 04/26/17	6.250%	524,787	521,727
Endo Luxembourg Finance Co. I SARL Tranche B Term Loan(a)(b) 03/01/21	3.250%	322,563	313,692
Ikaria, Inc. 1st Lien Term Loan(a)(b) 02/12/21	5.000%	633,704	629,901
Impax Laboratories 1st Lien Term Loan(a)(b) 10/08/20	5.500%	575,000	572,125
JLL/Delta Dutch Newco BV Term Loan(a)(b) 03/11/21	4.250%	1,343,250	1,301,273

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Par Pharmaceutical Companies, Inc. Tranche B-2 Term Loan(a)(b) 09/30/19	4.000%	571,239	554,341
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 12/05/18	4.000%	6,079,684	6,029,040
Salix Pharmaceuticals Ltd. Term Loan(a)(b) 01/02/20	4.250%	546,250	538,226
Valeant Pharmaceuticals International, Inc.(a)(b) Tranche B-C2 Term Loan 12/11/19	3.500%	1,430,566	1,416,862
Tranche B-D2 Term Loan 02/13/19	3.500%	723,062	715,651
Tranche B-E1 Term Loan 08/05/20	3.500%	3,702,314	3,662,403
Total			18,720,059
Property & Casualty 1.3%
Alliant Holdings I LLC Term Loan(a)(b) 12/20/19	4.250%	1,794,113	1,762,716
AmWINS Group LLC 1st Lien Term Loan(a)(b) 09/06/19	5.000%	564,251	558,140
Asurion LLC(a)(b) 2nd Lien Term Loan 03/03/21	8.500%	850,000	842,206
Tranche B-2 Term Loan 07/08/20	4.250%	886,500	855,473
Cooper, Gay, Swett & Crawford Ltd. 1st Lien Term Loan(a)(b) 04/16/20	5.000%	467,875	429,275
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan(a)(b) 12/10/19	5.000%	221,053	214,974
Hub International Ltd. Term Loan(a)(b) 10/02/20	4.250%	2,444,155	2,361,665
Total			7,024,449
Refining 0.6%
CITGO Petroleum Corp. Tranche B Term Loan(a)(b) 07/29/21	4.500%	773,062	766,623
Seadrill Operating LP Term Loan(a)(b) 02/21/21	4.000%	3,021,299	2,336,975
Total			3,103,598

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Restaurants 2.1%
Burger King Corp. Tranche B Term Loan(a)(b) 12/31/21	4.500%	5,075,000	5,053,228
CEC Entertainment, Inc. Tranche B Term Loan(a)(b) 02/12/21	4.000%	595,500	577,141
Dave & Buster's, Inc. Term Loan(a)(b) 07/24/20	4.250%	121,698	120,938
Landry's, Inc. Tranche B Term Loan(a)(b) 04/24/18	4.000%	3,574,516	3,545,919
NPC International, Inc. Term Loan(a)(b) 12/28/18	4.000%	778,000	745,907
P.F. Chang's China Bistro, Inc. Term Loan(a)(b) 06/22/19	4.250%	1,364,146	1,314,696
Seminole Hard Rock Entertainment, Inc. Tranche B Term Loan(a)(b) 05/14/20	3.500%	246,250	237,016
Total			11,594,845
Retailers 6.3%
99 Cents Only Stores Tranche B-2 Term Loan(a)(b) 01/11/19	4.500%	1,403,859	1,388,066
Evergreen Acqco 1 LP Term Loan(a)(b) 07/09/19	5.000%	659,846	638,124
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b) 03/04/19	3.250%	6,901,252	6,705,740
J. Crew Group, Inc. Term Loan(a)(b) 03/05/21	4.000%	2,487,500	2,338,250
Jo-Ann Stores, Inc. Tranche B Term Loan(a)(b) 03/16/18	4.000%	4,738,242	4,584,250
Men's Wearhouse, Inc. (The) Tranche B Term Loan(a)(b) 06/18/21	4.500%	1,172,063	1,164,737
Michaels Stores, Inc. Tranche B Term Loan(a)(b) 01/28/20	3.750%	2,388,625	2,336,863
Neiman Marcus Group, Inc. (The) Term Loan(a)(b) 10/25/20	4.250%	3,687,820	3,599,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PFS Holding Corp. 1st Lien Term Loan(a)(b) 01/31/21	4.500%	198,500	163,167
Pantry, Inc. (The) Term Loan(a)(b) 08/03/19	4.750%	439,584	437,935
PetCo Animal Supplies, Inc. Term Loan(a)(b) 11/24/17	4.000%	5,409,697	5,339,804
Pier 1 Imports, Inc. Term Loan(a)(b) 04/30/21	4.500%	422,875	418,646
Pilot Travel Centers LLC Tranche B Term Loan(a)(b) 10/01/21	4.250%	1,575,000	1,575,787
Rent-A-Center, Inc. Term Loan(a)(b) 03/19/21	3.750%	397,000	387,075
Rite Aid Corp.(a)(b) 2nd Lien Tranche 1 Term Loan 08/21/20	5.750%	425,000	425,710
Tranche 7 Term Loan 02/21/20	3.500%	3,521,576	3,499,566
Total			35,003,180
Supermarkets 1.3%
Albertson's LLC(a)(b) Tranche B-2 Term Loan 03/21/19	4.750%	991,643	984,206
Tranche B-3 Term Loan 08/23/19	4.000%	1,725,000	1,713,287
Tranche B-4 Term Loan 08/25/21	4.500%	700,000	699,272
Crossmark Holdings, Inc. 1st Lien Term Loan(a)(b) 12/20/19	4.500%	418,593	408,476
New Albertsons, Inc. Tranche B Term Loan(a)(b) 06/27/21	4.750%	847,875	831,452
SUPERVALU, Inc. Term Loan(a)(b) 03/21/19	4.500%	2,574,472	2,524,424
Total			7,161,117
Technology 15.8%
Answers Corp. 1st Lien Term Loan(a)(b) 10/01/21	6.250%	875,000	829,062
Applied Systems, Inc. 1st Lien Term Loan(a)(b) 01/25/21	4.250%	693,000	680,443

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ascend Learning LLC 1st Lien Term Loan(a)(b) 07/31/19	6.003%	1,042,125	1,032,225
Avago Technologies Ltd. Term Loan(a)(b) 05/06/21	3.750%	5,049,625	5,026,498
Blue Coat Systems, Inc. Term Loan(a)(b) 05/31/19	4.000%	744,349	722,018
CCC Information Services, Inc. Term Loan(a)(b) 12/20/19	4.000%	416,807	410,555
CPI Buyer LLC 1st Lien Term Loan(a)(b) 08/16/21	5.500%	798,000	782,040
Campaign Monitor Finance Propriety Ltd. Term Loan(a)(b) 03/18/21	6.250%	595,500	583,590
Cinedigm Funding I LLC Term Loan(a)(b) 02/28/18	3.750%	995,927	994,682
CompuCom Systems, Inc. Term Loan(a)(b) 05/09/20	4.250%	1,168,690	1,113,914
Dell International LLC Tranche B Term Loan(a)(b) 04/29/20	4.500%	7,573,500	7,550,779
EIG Investors Corp. Term Loan(a)(b) 11/09/19	5.000%	1,837,676	1,823,894
Electrical Components International, Inc. Term Loan(a)(b) 05/28/21	5.750%	298,500	297,754
Epicor Software Corp. Tranche B-2 Term Loan(a)(b) 05/16/18	4.000%	3,278,488	3,229,310
Evergreen Skills SARL 1st Lien Term Loan(a)(b) 04/28/21	5.750%	1,770,562	1,730,176
Excelitas Technologies Corp. Tranche B Term Loan(a)(b) 11/02/20	6.000%	683,919	675,937
Expert Global Solutions, Inc. 1st Lien Tranche B Term Loan(a)(b) 04/03/18	8.522%	791,932	785,993
First Data Corp.(a)(b) Term Loan 03/24/17	3.667%	500,000	491,875
03/23/18	3.667%	3,791,285	3,713,109
09/24/18	3.667%	1,975,000	1,928,587

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Go Daddy Operating Co. LLC Term Loan(a)(b) 05/13/21	4.750%	2,977,477	2,950,799
Hyland Software, Inc. Term Loan(a)(b) 02/19/21	4.750%	468,212	462,654
ION Trading Technologies SARL 1st Lien Term Loan(a)(b) 06/10/21	4.250%	970,588	956,029
IPC Systems, Inc. 1st Lien Term Loan(a)(b) 11/08/20	6.000%	870,625	867,360
Infor (U.S.), Inc. Tranche B-3 Term Loan(a)(b) 06/03/20	3.750%	433,060	419,042
Infor US, Inc. Tranche B-5 Term Loan(a)(b) 06/03/20	3.750%	4,990,585	4,834,978
Information Resources, Inc. Term Loan(a)(b) 09/30/20	4.750%	1,036,875	1,031,691
Interactive Data Corp. Term Loan(a)(b) 05/02/21	4.750%	1,268,625	1,257,525
Kasima LLC Term Loan(a)(b) 05/17/21	3.250%	843,382	824,406
Kronos, Inc. 1st Lien Term Loan(a)(b) 10/30/19	4.500%	2,146,168	2,125,886
M/A-COM Technology Solutions Holdings, Inc. Term Loan(a)(b) 05/07/21	4.500%	422,875	420,761
MA FinanceCo. LLC Tranche C Term Loan(a)(b) 11/20/19	4.500%	875,000	836,719
MH Sub I LLC(a)(b) First Lien Term Loan 07/08/21	5.000%	651,217	640,361
MH Sub I LLC(a)(b)(c)(e) First Lien Term Loan 07/08/21	4.000%	45,569	44,809
Magic Newco LLC 1st Lien Term Loan(a)(b) 12/12/18	5.000%	1,959,929	1,950,130
Micro Focus US, Inc. Tranche B Term Loan(a)(b) 11/19/21	5.250%	875,000	844,926
Microsemi Corp. Term Loan(a)(b) 02/19/20	3.250%	1,432,798	1,403,254

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Orbotech Ltd. Term Loan(a)(b) 08/07/20	5.000%	349,125	342,142
RP Crown Parent LLC 1st Lien Term Loan(a)(b) 12/21/18	6.000%	3,570,264	3,309,206
Renaissance Learning, Inc. 1st Lien Term Loan(a)(b) 04/09/21	4.500%	570,688	555,947
Rocket Software, Inc. 1st Lien Term Loan(a)(b) 02/08/18	5.750%	479,168	475,575
SCS Holdings I, Inc. Term Loan(a)(b) 12/07/18	7.000%	410,240	410,240
SGS Cayman LP Term Loan(a)(b) 04/23/21	6.000%	155,390	154,225
Shield Finance Co. SARL Tranche B Term Loan(a)(b) 01/29/21	5.000%	570,688	569,261
Sitel LLC Tranche A Term Loan(a)(b) 01/30/17	7.479%	2,377,759	2,282,649
Smart Technologies ULC Tranche B Term Loan(a)(b) 01/31/18	10.500%	521,094	510,672
Sophia LP Tranche B-1 Term Loan(a)(b) 07/19/18	4.000%	916,548	903,946
Spansion LLC Term Loan(a)(b) 12/19/19	3.750%	980,157	965,043
SunEdison Semiconductor BV Term Loan(a)(b) 05/27/19	6.500%	696,500	686,052
SunGard Data Systems, Inc.(a)(b) Tranche C Term Loan 02/28/17	3.907%	507,212	503,829
Tranche E Term Loan 03/08/20	4.000%	4,576,377	4,524,892
SurveyMonkey.com LLC Term Loan(a)(b) 02/07/19	5.500%	505,938	500,879
Sutherland Global Services Inc. Term Loan(a)(b) 04/23/21	6.000%	667,548	662,541
Sybil Finance BV Term Loan(a)(b) 03/20/20	4.750%	745,937	735,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Syniverse Holdings, Inc.(a)(b) Term Loan 04/23/19	4.000%	2,231,596	2,161,859
Tranche B Term Loan 04/23/19	4.000%	1,114,950	1,081,501
TNS, Inc. 1st Lien Term Loan(a)(b) 02/14/20	5.000%	968,962	958,061
TransUnion LLC Term Loan(a)(b) 04/09/21	4.000%	3,399,312	3,344,074
VAT Lux III SARL Term Loan(a)(b) 02/11/21	4.750%	347,375	344,047
Vertafore, Inc. Term Loan(a)(b) 10/03/19	4.250%	1,741,856	1,720,083
Wall Street Systems Delaware, Inc. Term Loan(a)(b) 04/30/21	4.500%	1,191,848	1,170,990
Websense, Inc. 1st Lien Term Loan(a)(b) 06/25/20	4.500%	788,380	772,612
Zebra Technologies Corp. Term Loan(a)(b) 10/27/21	4.750%	1,650,000	1,656,600
Total			87,576,378
Transportation Services 0.7%
Hertz Corp. (The) Tranche B-1 Term Loan(a)(b) 03/11/18	4.000%	1,666,000	1,626,432
Stena International SA Term Loan(a)(b) 03/03/21	4.000%	1,265,438	1,123,076
Swift Transportation Co. Tranche B Term Loan(a)(b) 06/09/21	3.750%	942,875	929,024
Total			3,678,532
Wireless 1.1%
SBA Senior Finance II LLC Tranche B-1 Term Loan(a)(b) 03/24/21	3.250%	1,467,625	1,434,295
Telesat Canada Tranche B-2 Term Loan(a)(b) 03/28/19	3.500%	4,534,360	4,463,534
Total			5,897,829

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Wirelines 0.1%
Cable & Wireless Communications PLC Term Loan(a)(b)(c) 11/06/16	5.500%	350,000	348,250
Southwire Co. LLC Term Loan(a)(b) 02/10/21	3.250%	322,563	309,928
Total			658,178
Total Senior Loans (Cost: $561,200,151)			544,328,940

Corporate Bonds & Notes —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense —%
Erickson Air-Crane, Inc.(f) 11/02/20	6.000%	87,121	56,898
Total Corporate Bonds & Notes (Cost: $70,264)			56,898

Common Stocks —%

Issuer	Shares	Value ($)
Industrials —%
Commercial Services & Supplies —%
IAP Worldwide Services, Inc.	120	102,484
Total Industrials		102,484
Total Common Stocks (Cost: $142,684)		102,484

Money Market Funds 0.6%

Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(h)(i)	3,251,297	3,251,297
Total Money Market Funds (Cost: $3,251,297)		3,251,297
Total Investments (Cost: $564,664,396)		547,739,619
Other Assets & Liabilities, Net		5,190,311
Net Assets		552,929,930

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $1,079,782, which represents 0.20% of net assets.

(e)  At December 31, 2014, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Crown Americas LLC Tranche B Term Loan 12/01/21 4.00%	1,175,000
MH Sub I LLC First Lien Term Loan 07/08/21 4.00%	45,569

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $56,898, which represents 0.01% of net assets.

(g)  Non-income producing.

(h)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(i)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,956,412	274,718,122	(298,423,237)	3,251,297	22,087	3,251,297

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans
Aerospace & Defense	—	10,388,531	1,112,598	11,501,129
Banking	—	2,832,007	1,893,729	4,725,736
Brokerage/Asset Managers/Exchanges	—	4,824,132	258,189	5,082,321
Chemicals	—	25,716,182	3,095,352	28,811,534
Construction Machinery	—	3,039,057	820,072	3,859,129
Consumer Cyclical Services	—	14,539,475	263,433	14,802,908
Consumer Products	—	9,502,540	1,899,139	11,401,679
Diversified Manufacturing	—	15,601,901	4,296,148	19,898,049
Food and Beverage	—	18,947,548	4,672,306	23,619,854
Health Care	—	43,565,613	5,068,477	48,634,090
Independent Energy	—	3,927,045	694,750	4,621,795
Leisure	—	15,743,448	2,623,985	18,367,433
Lodging	—	4,469,332	435,487	4,904,819
Media and Entertainment	—	22,104,574	1,160,614	23,265,188
Natural Gas	—	—	1,429,139	1,429,139
Oil Field Services	—	3,829,006	2,544,868	6,373,874
Other Financial Institutions	—	6,318,393	5,146,321	11,464,714
Other Industry	—	5,695,438	1,043,036	6,738,474
Packaging	—	13,879,688	315,305	14,194,993
Pharmaceuticals	—	18,406,367	313,692	18,720,059
Retailers	—	34,197,459	805,721	35,003,180
Technology	—	77,531,397	10,044,981	87,576,378
All Other Industries	—	139,332,465	—	139,332,465
Total Equity Securities	—	494,391,598	49,937,342	544,328,940
Bonds
Corporate Bonds & Notes	—	—	56,898	56,898
Total Bonds	—	—	56,898	56,898
Equity Securities
Common Stocks
Industrials	—	102,484	—	102,484
Total Equity Securities	—	102,484	—	102,484
Mutual Funds
Money Market Funds	3,251,297	—	—	3,251,297
Total Mutual Funds	3,251,297	—	—	3,251,297
Total	3,251,297	494,494,082	49,994,240	547,739,619

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2014

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Senior Loans ($)	Corporate Bonds & Notes ($)	Total ($)
Balance as of December 31, 2013	31,829,792	66,804	31,896,596
Accrued discounts/premiums	72,524	2,019	74,543
Realized gain (loss)	53,698	—	53,698
Change in unrealized appreciation (depreciation)(a)	(1,722,431)	(11,925)	(1,734,356)
Sales	(29,303,971)	—	(29,303,971)
Purchases	18,346,460	—	18,346,460
Transfers into Level 3	34,391,264	—	34,391,264
Transfers out of Level 3	(3,729,994)	—	(3,729,994)
Balance as of December 31, 2014	49,937,342	56,898	49,994,240

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $(1,596,749), which is comprised of Senior Loans of $(1,584,824) and Corporate Bonds & Notes of $(11,925).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Certain corporate bonds classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
Consumer Discretionary 19.3%
Hotels, Restaurants & Leisure 2.4%
Yum! Brands, Inc.	464,450	33,835,183
Internet & Catalog Retail 6.3%
Amazon.com, Inc.(a)	117,184	36,368,054
Priceline Group, Inc. (The)(a)	44,013	50,184,063
Total		86,552,117
Media 2.6%
Twenty-First Century Fox, Inc., Class A	926,650	35,587,993
Specialty Retail 4.4%
Advance Auto Parts, Inc.	229,650	36,578,652
GNC Holdings, Inc., Class A	523,544	24,585,626
Total		61,164,278
Textiles, Apparel & Luxury Goods 3.6%
Nike, Inc., Class B	274,412	26,384,714
Under Armour, Inc., Class A(a)	342,850	23,279,515
Total		49,664,229
Total Consumer Discretionary		266,803,800
Consumer Staples 11.8%
Beverages 3.4%
Monster Beverage Corp.(a)	339,800	36,817,330
PepsiCo, Inc.	114,150	10,794,024
Total		47,611,354
Food & Staples Retailing 5.2%
Costco Wholesale Corp.	217,650	30,851,887
CVS Health Corp.	264,883	25,510,882
Whole Foods Market, Inc.	299,150	15,083,143
Total		71,445,912
Food Products 1.9%
Mead Johnson Nutrition Co.	253,900	25,527,106
Household Products 1.3%
Procter & Gamble Co. (The)	193,550	17,630,470
Total Consumer Staples		162,214,842
Energy 4.9%
Energy Equipment & Services 2.0%
Cameron International Corp.(a)	274,292	13,700,886
Halliburton Co.	344,246	13,539,195
Total		27,240,081

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.9%
Concho Resources, Inc.(a)	139,945	13,959,514
Range Resources Corp.	485,697	25,960,504
Total		39,920,018
Total Energy		67,160,099
Financials 3.8%
Capital Markets 3.8%
BlackRock, Inc.	52,869	18,903,840
Greenhill & Co., Inc.	242,500	10,573,000
TD Ameritrade Holding Corp.	657,300	23,518,194
Total		52,995,034
Total Financials		52,995,034
Health Care 13.8%
Biotechnology 4.0%
Gilead Sciences, Inc.(a)	472,864	44,572,161
Vertex Pharmaceuticals, Inc.(a)	94,420	11,217,096
Total		55,789,257
Health Care Equipment & Supplies 3.0%
Medtronic, Inc.	570,100	41,161,220
Health Care Providers & Services 2.5%
DaVita HealthCare Partners, Inc.(a)	450,500	34,120,870
Health Care Technology 2.2%
Cerner Corp.(a)	478,852	30,962,570
Pharmaceuticals 2.1%
Bristol-Myers Squibb Co.	479,600	28,310,788
Total Health Care		190,344,705
Industrials 9.9%
Aerospace & Defense 3.9%
Boeing Co. (The)	127,755	16,605,595
Honeywell International, Inc.	378,700	37,839,704
Total		54,445,299
Industrial Conglomerates 1.7%
Roper Industries, Inc.	153,050	23,929,367
Machinery 1.7%
WABCO Holdings, Inc.(a)	220,000	23,051,600
Professional Services 1.8%
IHS, Inc., Class A(a)	213,960	24,365,765

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.8%
Union Pacific Corp.	87,756	10,454,372
Total Industrials		136,246,403
Information Technology 32.4%
Communications Equipment 7.4%
Cisco Systems, Inc.	1,583,350	44,040,880
QUALCOMM, Inc.	789,371	58,673,946
Total		102,714,826
Internet Software & Services 3.6%
Google, Inc., Class C(a)	94,655	49,826,392
IT Services 7.5%
Automatic Data Processing, Inc.	159,700	13,314,189
International Business Machines Corp.	144,075	23,115,393
Visa, Inc., Class A	254,109	66,627,380
Total		103,056,962
Software 9.7%
Adobe Systems, Inc.(a)	648,850	47,171,395
Citrix Systems, Inc.(a)	724,050	46,194,390
Intuit, Inc.	210,300	19,387,557
Microsoft Corp.	442,340	20,546,693
Total		133,300,035
Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	525,739	58,031,071
Total Information Technology		446,929,286

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 2.9%
Chemicals 2.9%
Ecolab, Inc.	167,450	17,501,874
Praxair, Inc.	178,950	23,184,762
Total		40,686,636
Total Materials		40,686,636
Total Common Stocks (Cost: $1,068,533,806)		1,363,380,805

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	19,637,961	19,637,961
Total Money Market Funds (Cost: $19,637,961)		19,637,961
Total Investments (Cost: $1,088,171,767)		1,383,018,766
Other Assets & Liabilities, Net		(2,156,345)
Net Assets		1,380,862,421

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	33,822,531	170,944,231	(185,128,801)	19,637,961	20,965	19,637,961

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	266,803,800	—	—	266,803,800
Consumer Staples	162,214,842	—	—	162,214,842
Energy	67,160,099	—	—	67,160,099
Financials	52,995,034	—	—	52,995,034
Health Care	190,344,705	—	—	190,344,705
Industrials	136,246,403	—	—	136,246,403
Information Technology	446,929,286	—	—	446,929,286
Materials	40,686,636	—	—	40,686,636
Total Equity Securities	1,363,380,805	—	—	1,363,380,805
Mutual Funds
Money Market Funds	19,637,961	—	—	19,637,961
Total Mutual Funds	19,637,961	—	—	19,637,961
Total	1,383,018,766	—	—	1,383,018,766

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Invesco International Growth Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 92.3%

Issuer	Shares	Value ($)
Australia 3.6%
Amcor Ltd.	3,517,300	38,698,516
Brambles Ltd.	2,688,654	23,160,692
CSL Ltd.	223,282	15,684,605
Total		77,543,813
Belgium 1.5%
Anheuser-Busch InBev NV	288,748	32,496,101
Brazil 4.1%
Banco Bradesco SA, ADR	2,952,328	39,472,626
BM&FBovespa SA	8,195,318	30,367,874
BRF SA	747,229	17,833,198
Total		87,673,698
Canada 7.2%
Canadian National Railway Co.	297,140	20,465,780
Cenovus Energy, Inc.	596,448	12,305,783
CGI Group, Inc., Class A(a)	945,296	36,036,460
EnCana Corp.	1,370,922	19,080,572
Fairfax Financial Holdings Ltd.	44,814	23,482,413
Suncor Energy, Inc.	1,352,330	42,951,435
Total		154,322,443
China 5.1%
Baidu, Inc., ADR(a)	179,048	40,817,573
CNOOC Ltd.	6,165,000	8,336,123
Great Wall Motor Co., Ltd., Class H	6,416,500	36,294,755
Industrial & Commercial Bank of China Ltd., Class H	31,240,000	22,811,209
Total		108,259,660
Denmark 2.1%
Carlsberg A/S, Class B	334,609	25,697,920
Novo Nordisk A/S, Class B	438,459	18,546,722
Total		44,244,642
France 2.9%
Publicis Groupe SA	552,822	39,645,848
Schneider Electric SE	298,583	21,745,578
Total		61,391,426
Germany 7.6%
Adidas AG	250,044	17,364,442
Allianz SE, Registered Shares	162,355	26,890,250

Common Stocks (continued)

Issuer	Shares	Value ($)
Deutsche Boerse AG	460,510	32,724,722
Deutsche Post AG	518,977	16,846,985
ProSiebenSat.1 Media AG, Registered Shares	607,856	25,398,251
SAP SE	612,324	42,757,599
Total		161,982,249
Hong Kong 3.3%
Galaxy Entertainment Group Ltd.	5,612,000	31,184,285
Hutchison Whampoa Ltd.	3,386,000	38,707,291
Total		69,891,576
Ireland 1.0%
Shire PLC	285,207	20,221,203
Israel 2.3%
Teva Pharmaceutical Industries Ltd., ADR	849,341	48,845,601
Japan 7.6%
Denso Corp.	317,700	14,807,310
FANUC Corp.	128,600	21,203,619
Japan Tobacco, Inc.	918,700	25,285,185
Keyence Corp.	34,460	15,355,196
Komatsu Ltd.	1,115,400	24,659,187
Toyota Motor Corp.	662,500	41,285,274
Yahoo! Japan Corp.	5,607,900	20,098,293
Total		162,694,064
Mexico 1.9%
Fomento Economico Mexicano SAB de CV, ADR	147,156	12,954,143
Grupo Televisa SAB, ADR	827,610	28,188,396
Total		41,142,539
Netherlands 1.1%
Unilever NV-CVA	580,762	22,718,098
Singapore 4.8%
Avago Technologies Ltd.	442,557	44,516,809
Keppel Corp., Ltd.	3,053,700	20,354,065
United Overseas Bank Ltd.	1,992,000	36,760,476
Total		101,631,350
South Korea 2.6%
Hyundai Mobis Co., Ltd.	108,685	23,252,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Samsung Electronics Co., Ltd.	27,578	33,155,499
Total		56,408,309
Spain 1.1%
Amadeus IT Holding SA, Class A	566,421	22,559,039
Sweden 2.5%
Investor AB, Class B	849,148	30,873,184
Telefonaktiebolaget LM Ericsson, Class B	1,848,172	22,377,862
Total		53,251,046
Switzerland 8.0%
ABB Ltd.	1,293,514	27,368,350
Julius Baer Group Ltd.	522,215	23,843,297
Novartis AG, Registered Shares	266,382	24,705,193
Roche Holding AG, Genusschein Shares	139,627	37,830,849
Syngenta AG, Registered Shares	86,446	27,806,017
UBS AG	1,701,867	29,254,584
Total		170,808,290
Taiwan 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,983,000	39,574,350
Thailand 1.2%
Kasikornbank PCL, Foreign Registered Shares, NVDR	3,754,386	25,966,237
Turkey 1.2%
Akbank TAS	6,872,005	25,372,721

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 17.7%
Aberdeen Asset Management PLC	3,469,025	23,179,874
British American Tobacco PLC	824,719	44,692,321
Centrica PLC	3,345,531	14,490,955
Compass Group PLC	1,967,059	33,622,735
Informa PLC	2,106,763	15,386,353
Kingfisher PLC	5,598,755	29,595,814
Next PLC	177,868	18,864,141
Reed Elsevier PLC	2,676,375	45,717,799
Royal Dutch Shell PLC, Class B	820,601	28,352,645
Sky PLC	3,838,739	53,574,713
Smith & Nephew PLC	1,274,671	22,985,562
WPP PLC	2,238,297	46,537,935
Total		377,000,847
Total Common Stocks (Cost: $1,650,324,594)		1,965,999,302

Money Market Funds 7.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	150,844,247	150,844,247
Total Money Market Funds (Cost: $150,844,247)		150,844,247
Total Investments (Cost: $1,801,168,841)		2,116,843,549
Other Assets & Liabilities, Net		11,926,065
Net Assets		2,128,769,614

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	102,061,369	534,348,845	(485,565,967)	150,844,247	136,637	150,844,247

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2014

Abbreviation Legend

ADR  American Depositary Receipt

NVDR  Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2014

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	28,188,396	472,532,466	—	500,720,862
Consumer Staples	30,787,341	150,889,625	—	181,676,966
Energy	74,337,790	36,688,768	—	111,026,558
Financials	93,322,912	277,676,555	—	370,999,467
Health Care	48,845,601	139,974,134	—	188,819,735
Industrials	20,465,780	194,045,767	—	214,511,547
Information Technology	121,370,842	195,877,837	—	317,248,679
Materials	—	66,504,533	—	66,504,533
Utilities	—	14,490,955	—	14,490,955
Total Equity Securities	417,318,662	1,548,680,640	—	1,965,999,302
Mutual Funds
Money Market Funds	150,844,247	—	—	150,844,247
Total Mutual Funds	150,844,247	—	—	150,844,247
Total	568,162,909	1,548,680,640	—	2,116,843,549

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 17.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Airbus Group Finance BV(a) 04/17/23	2.700%	589,000	578,074
BAE Systems Holdings, Inc.(a) 08/15/15	5.200%	780,000	800,456
06/01/19	6.375%	555,000	640,760
10/07/24	3.800%	725,000	743,182
Lockheed Martin Corp. Senior Unsecured 11/15/19	4.250%	300,000	327,011
12/15/42	4.070%	257,000	259,332
Northrop Grumman Systems Corp. 02/15/31	7.750%	400,000	560,588
Total			3,909,403
Agencies 0.1%
Financing Corp. FICO(b) 11/30/17	0.000%	3,250,000	3,123,390
Airlines 0.1%
Air Canada Pass-Through Trust Pass-Through Certificates Series 2013-1 Class A(a) 11/15/26	4.125%	949,449	968,438
American Airlines Pass-Through Trust Series 2011-1 Class A 07/31/22	5.250%	175,654	188,827
Series 2013-2 Class A 01/15/23	4.950%	791,045	844,441
Continental Airlines Pass-Through Trust Pass-Through Certificates Series 2007-1 Class A 10/19/23	5.983%	701,758	770,179
Series 2012-2 Class A 04/29/26	4.000%	171,361	174,789
Delta Air Lines Pass-Through Trust Series 2011-1 Class A 10/15/20	5.300%	88,502	96,246
United Airlines, Inc. Pass-Through Trust Pass-Through Certificates Series 2013-1 Class A 02/15/27	4.300%	303,000	313,226
Total			3,356,146
Apartment REIT 0.1%
ERP Operating LP Senior Unsecured 08/01/16	5.375%	500,000	532,866
12/15/21	4.625%	788,000	862,080
Total			1,394,946
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.5%
American Honda Finance Corp.(a) Senior Unsecured 02/28/17	2.125%	652,000	663,887
02/16/18	1.600%	1,118,000	1,116,433
Daimler Finance North America LLC 01/18/31	8.500%	1,275,000	1,950,105
Daimler Finance North America LLC(a) 04/10/15	1.650%	925,000	927,026
07/31/15	1.300%	591,000	593,413
07/31/19	2.250%	459,000	457,590
Ford Motor Credit Co. LLC Senior Unsecured 02/03/17	4.250%	1,200,000	1,260,083
06/12/17	3.000%	300,000	307,802
09/08/17	1.684%	2,478,000	2,459,391
03/12/19	2.375%	869,000	862,950
11/04/19	2.597%	700,000	696,235
Ford Motor Credit Co. LLC(c) Senior Unsecured 05/09/16	1.482%	506,000	510,403
Johnson Controls, Inc. Senior Unsecured 12/01/21	3.750%	525,000	542,454
12/01/41	5.250%	865,000	975,668
07/02/64	4.950%	885,000	912,408
Toyota Motor Credit Corp. Senior Unsecured 05/22/17	1.750%	1,000,000	1,008,834
Total			15,244,682
Banking 4.8%
ABN AMRO Bank NV Senior Unsecured(a) 10/30/18	2.500%	720,000	728,265
ANZ New Zealand International Ltd.(a) 09/23/19	2.600%	400,000	403,966
American Express Co. Senior Unsecured 03/19/18	7.000%	500,000	578,476
Subordinated Notes 12/05/24	3.625%	170,000	171,417
American Express Credit Corp. Senior Unsecured 06/12/15	1.750%	1,325,000	1,332,285
07/29/16	1.300%	265,000	266,154
09/19/16	2.800%	2,039,000	2,098,969
03/24/17	2.375%	541,000	553,253
Associates Corp. of North America Senior Unsecured 11/01/18	6.950%	193,000	225,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BB&T Corp. Senior Unsecured 08/15/17	1.600%	306,000	305,836
04/30/19	6.850%	400,000	474,525
01/15/20	2.450%	1,900,000	1,892,265
Subordinated Notes 12/23/15	5.200%	400,000	415,954
11/01/19	5.250%	800,000	891,202
Bank of America Corp. Senior Unsecured 09/30/15	5.300%	1,200,000	1,238,806
10/14/16	5.625%	500,000	535,443
08/28/17	6.400%	4,249,000	4,734,091
09/01/17	6.000%	350,000	385,929
07/15/18	6.500%	1,300,000	1,482,506
01/15/19	2.600%	800,000	806,221
06/01/19	7.625%	50,000	60,457
07/01/20	5.625%	2,750,000	3,132,095
05/13/21	5.000%	900,000	1,004,268
Bank of Montreal Senior Unsecured 01/25/19	2.375%	1,196,000	1,207,495
Bank of New York Mellon Corp. (The) Senior Unsecured 06/18/15	2.950%	1,520,000	1,536,634
01/17/17	2.400%	1,024,000	1,048,844
01/15/20	4.600%	230,000	253,759
09/23/21	3.550%	270,000	282,275
11/18/25	3.950%	575,000	615,477
Bank of Nova Scotia (The) Senior Unsecured 07/21/21	2.800%	500,000	500,209
Banque Federative du Credit Mutuel SA Senior Unsecured(a) 01/20/17	1.700%	2,000,000	2,005,373
Barclays Bank PLC Senior Unsecured 02/23/15	2.750%	500,000	501,312
01/08/20	5.125%	400,000	448,493
Canadian Imperial Bank of Commerce Senior Unsecured 01/23/18	1.550%	655,000	651,777
Capital One Bank USA NA Subordinated Notes 02/15/23	3.375%	2,100,000	2,088,326
Capital One Financial Corp. Senior Unsecured 04/24/19	2.450%	970,000	967,778
07/15/21	4.750%	381,000	419,915
06/15/23	3.500%	660,000	667,031
Citigroup, Inc. Senior Unsecured 01/15/15	6.010%	2,014,000	2,017,866

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/19/15	4.750%	347,000	352,115
01/10/17	4.450%	1,800,000	1,902,749
08/15/17	6.000%	540,000	597,439
11/21/17	6.125%	900,000	1,003,576
05/22/19	8.500%	700,000	872,247
08/09/20	5.375%	209,000	237,540
03/01/23	3.375%	240,000	242,146
10/25/23	3.875%	3,400,000	3,533,967
12/01/25	7.000%	765,000	975,339
01/15/28	6.625%	215,000	271,261
Subordinated Notes 09/13/25	5.500%	998,000	1,104,292
Comerica Bank Subordinated Notes 08/22/17	5.200%	500,000	543,451
Comerica, Inc. Subordinated Notes 07/22/26	3.800%	656,000	660,644
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 01/11/21	4.500%	1,800,000	1,979,908
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a) Senior Unsecured 09/30/10	5.800%	500,000	568,520
Countrywide Financial Corp. Subordinated Notes 05/15/16	6.250%	1,520,000	1,613,240
Credit Suisse Senior Unsecured 10/29/21	3.000%	835,000	829,134
09/09/24	3.625%	704,000	716,136
Deutsche Bank AG Senior Unsecured 01/11/16	3.250%	625,000	638,559
05/30/17	1.350%	275,000	272,683
09/01/17	6.000%	150,000	166,633
02/13/19	2.500%	700,000	708,571
Discover Bank Senior Unsecured 08/09/21	3.200%	750,000	751,990
08/08/23	4.200%	1,054,000	1,105,994
Fifth Third Bancorp Senior Unsecured 03/01/19	2.300%	380,000	380,569
04/25/19	2.375%	1,200,000	1,205,464
Goldman Sachs Group, Inc. (The) Senior Unsecured 05/03/15	3.300%	1,001,000	1,009,127
08/01/15	3.700%	1,987,000	2,019,068
02/07/16	3.625%	805,000	825,977
01/18/18	5.950%	1,000,000	1,110,968
04/01/18	6.150%	1,500,000	1,683,628
01/31/19	2.625%	1,797,000	1,807,972

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/19	7.500%	3,565,000	4,235,299
03/15/20	5.375%	1,010,000	1,131,904
06/15/20	6.000%	1,281,000	1,480,872
07/27/21	5.250%	1,123,000	1,267,487
03/03/24	4.000%	468,000	485,854
07/08/24	3.850%	453,000	464,477
HSBC Bank PLC(a) Senior Unsecured 06/28/15	3.500%	2,621,000	2,657,783
05/15/18	1.500%	1,432,000	1,416,385
08/12/20	4.125%	622,000	672,322
01/19/21	4.750%	565,000	628,982
HSBC Holdings PLC Senior Unsecured 04/05/21	5.100%	586,000	662,413
01/14/22	4.875%	410,000	457,006
Subordinated Notes 03/14/24	4.250%	2,500,000	2,601,455
HSBC USA, Inc. Senior Unsecured 02/13/15	2.375%	245,000	245,552
01/16/18	1.625%	1,660,000	1,653,607
ING Bank NV(a) Senior Unsecured 09/25/15	2.000%	540,000	544,216
10/01/19	2.500%	700,000	704,477
KeyBank NA Subordinated Notes 11/01/17	5.700%	817,000	899,896
KeyCorp Senior Unsecured 12/13/18	2.300%	253,000	253,873
Macquarie Group Ltd.(a) Senior Unsecured 01/14/20	6.000%	1,700,000	1,925,546
01/14/21	6.250%	926,000	1,060,850
Morgan Stanley Senior Unsecured 07/24/15	4.000%	567,000	577,673
02/25/16	1.750%	420,000	422,278
01/09/17	5.450%	3,300,000	3,543,256
12/28/17	5.950%	1,200,000	1,333,381
01/24/19	2.500%	1,563,000	1,564,811
09/23/19	5.625%	130,000	146,783
01/26/20	5.500%	600,000	675,273
07/24/20	5.500%	696,000	785,246
07/28/21	5.500%	2,815,000	3,194,690
Subordinated Notes 11/24/25	5.000%	1,113,000	1,187,699
National Australia Bank Ltd. Senior Unsecured(a) 07/27/16	3.000%	3,250,000	3,342,970

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northern Trust Co. (The) Subordinated Notes 08/15/18	6.500%	500,000	576,440
Oversea-Chinese Banking Corp., Ltd. Senior Unsecured(a) 03/13/15	1.625%	598,000	599,069
PNC Bank National Association Subordinated Notes 04/01/18	6.875%	1,000,000	1,151,903
Royal Bank of Canada Senior Unsecured 07/20/16	2.300%	1,215,000	1,239,956
SouthTrust Bank Subordinated Notes 05/15/25	7.690%	500,000	629,797
State Street Corp. Senior Subordinated Notes 05/15/23	3.100%	630,000	621,124
Senior Unsecured 12/16/24	3.300%	977,000	991,601
SunTrust Banks, Inc. Senior Unsecured 01/20/17	3.500%	600,000	625,473
11/01/18	2.350%	419,000	421,574
Toronto-Dominion Bank (The) Senior Unsecured 11/05/19	2.250%	812,000	813,614
Toronto-Dominion Bank (The)(a) 07/29/15	2.200%	2,500,000	2,526,785
U.S. Bancorp Senior Unsecured 07/27/15	2.450%	960,000	970,953
05/15/17	1.650%	500,000	503,732
05/24/21	4.125%	309,000	336,282
03/15/22	3.000%	358,000	361,570
01/30/24	3.700%	752,000	790,517
UBS AG Senior Unsecured 01/15/15	3.875%	582,000	582,790
12/20/17	5.875%	350,000	390,807
04/25/18	5.750%	244,000	274,485
08/04/20	4.875%	305,000	339,806
Wachovia Corp. Senior Unsecured 02/01/18	5.750%	1,400,000	1,567,692
Wells Fargo & Co. Senior Unsecured 01/22/21	3.000%	3,910,000	3,983,469
04/01/21	4.600%	200,000	222,532
Subordinated Notes 06/03/26	4.100%	613,000	626,521

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Bank Subordinated Notes 08/15/15	5.000%	1,000,000	1,026,797
11/15/17	6.000%	5,300,000	5,940,839
Westpac Banking Corp. Senior Unsecured 11/19/19	4.875%	750,000	836,823
Total			141,798,543
Brokerage/Asset Managers/Exchanges 0.2%
BlackRock, Inc. Senior Unsecured 09/15/17	6.250%	900,000	1,008,257
Blackstone Holdings Finance Co. LLC Senior Unsecured(a) 03/15/21	5.875%	850,000	983,270
Charles Schwab Corp. (The) Senior Unsecured 09/01/22	3.225%	325,000	331,916
Jefferies Group LLC Senior Unsecured 11/09/15	3.875%	375,000	382,924
07/15/19	8.500%	1,175,000	1,408,003
04/15/21	6.875%	690,000	784,364
Nomura Holdings, Inc. Senior Unsecured 03/04/15	5.000%	600,000	604,287
01/19/16	4.125%	650,000	668,130
03/04/20	6.700%	190,000	224,632
Total			6,395,783
Building Materials —%
CRH America, Inc. 09/30/16	6.000%	229,000	246,476
Cable and Satellite 0.5%
COX Communications, Inc.(a) Senior Unsecured 01/15/19	9.375%	380,000	478,238
03/01/39	8.375%	420,000	598,775
Comcast Cable Communications Holdings, Inc. 11/15/22	9.455%	1,165,000	1,674,854
Comcast Cable Communications LLC 05/01/17	8.875%	753,000	881,163
Comcast Corp. 11/15/35	6.500%	1,070,000	1,428,444
03/15/37	6.450%	1,940,000	2,581,015
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	880,000	959,639
03/15/22	3.800%	415,000	422,208

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/40	6.000%	875,000	980,684
03/01/41	6.375%	425,000	496,894
NBCUniversal Media LLC 04/01/21	4.375%	755,000	830,347
04/30/40	6.400%	314,000	420,695
TCI Communications, Inc. Senior Unsecured 02/15/28	7.125%	415,000	558,262
Time Warner Cable, Inc. 07/01/18	6.750%	865,000	992,049
02/14/19	8.750%	662,000	819,459
05/01/37	6.550%	580,000	746,744
Time Warner Entertainment Co. LP 07/15/33	8.375%	695,000	1,043,011
Total			15,912,481
Chemicals 0.4%
CF Industries, Inc. 05/01/20	7.125%	1,177,000	1,402,237
Dow Chemical Co. (The) Senior Unsecured 05/15/18	5.700%	79,000	87,702
05/15/19	8.550%	329,000	409,028
11/15/20	4.250%	350,000	374,196
09/15/21	8.850%	400,000	528,930
11/15/21	4.125%	380,000	401,511
11/01/29	7.375%	455,000	605,704
EI du Pont de Nemours & Co. Senior Unsecured 03/15/19	5.750%	250,000	285,730
01/15/28	6.500%	355,000	459,831
12/15/36	5.600%	525,000	638,606
Ecolab, Inc. Senior Unsecured 12/08/41	5.500%	970,000	1,167,614
Mosaic Co. (The) Senior Unsecured 11/15/21	3.750%	905,000	941,925
11/15/23	4.250%	814,000	858,929
11/15/33	5.450%	836,000	945,856
PPG Industries, Inc. Senior Unsecured 03/15/18	6.650%	212,000	242,424
Potash Corp. of Saskatchewan, Inc. Senior Unsecured 12/01/17	3.250%	300,000	312,931
05/15/19	6.500%	450,000	525,212
Praxair, Inc. Senior Unsecured 03/15/17	5.200%	740,000	804,439

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Union Carbide Corp. Senior Unsecured 06/01/25	7.500%	515,000	666,593
10/01/96	7.750%	920,000	1,215,880
Total			12,875,278
Construction Machinery 0.2%
Caterpillar Financial Services Corp. Senior Unsecured 02/15/19	7.150%	320,000	382,816
Caterpillar, Inc. Senior Unsecured 12/15/18	7.900%	1,000,000	1,219,240
08/15/42	3.803%	1,011,000	993,547
John Deere Capital Corp. Senior Unsecured 06/29/15	0.950%	755,000	756,738
10/10/17	1.200%	570,000	566,753
12/15/17	1.550%	457,000	456,975
06/12/24	3.350%	869,000	890,661
Total			5,266,730
Consumer Cyclical Services 0.1%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	1,200,000	1,023,000
eBay, Inc. Senior Unsecured 10/15/20	3.250%	420,000	427,217
08/01/21	2.875%	400,000	395,950
07/15/22	2.600%	400,000	379,578
08/01/24	3.450%	970,000	953,749
Total			3,179,494
Consumer Products 0.1%
Kimberly-Clark Corp. Senior Secured 03/01/22	2.400%	268,000	264,106
Senior Unsecured 06/01/23	2.400%	600,000	578,901
Koninklijke Philips NV Senior Unsecured 03/11/18	5.750%	148,000	164,274
03/15/22	3.750%	600,000	624,797
06/01/26	7.200%	175,000	221,738
Total			1,853,816
Diversified Manufacturing 0.1%
Eaton Corp. Senior Unsecured 04/01/24	7.625%	500,000	645,324

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parker-Hannifin Corp. Senior Unsecured 11/21/24	3.300%	448,000	457,204
Siemens Financieringsmaatschappij NV(a) 08/17/26	6.125%	1,085,000	1,346,175
United Technologies Corp. Senior Unsecured 02/01/19	6.125%	965,000	1,120,384
Total			3,569,087
Electric 1.4%
Alabama Power Co. Senior Unsecured 05/15/38	6.125%	70,000	94,964
American Electric Power Co., Inc. Senior Unsecured 12/15/17	1.650%	357,000	357,092
12/15/22	2.950%	375,000	367,851
Arizona Public Service Co. Senior Unsecured 04/01/42	4.500%	93,000	98,503
Berkshire Hathaway Energy Co. Senior Unsecured 11/15/23	3.750%	976,000	1,017,564
Berkshire Hathaway Energy Co.(a) Senior Unsecured 02/01/25	3.500%	529,000	532,363
CMS Energy Corp. Senior Unsecured 06/15/19	8.750%	580,000	725,810
CenterPoint Energy, Inc. Senior Unsecured 05/01/18	6.500%	1,065,000	1,217,461
Cleveland Electric Illuminating Co. (The) 1st Mortgage 11/15/18	8.875%	600,000	740,514
Consumers Energy Co. 08/31/64	4.350%	547,000	571,023
1st Mortgage 05/15/22	2.850%	282,000	281,923
DTE Electric Co. General Refunding Mortgage 06/01/21	3.900%	285,000	308,399
General Refunding Mortgage 06/15/42	3.950%	364,000	374,156
DTE Energy Co. Senior Unsecured 12/01/19	2.400%	434,000	434,072

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominion Resources, Inc. Senior Unsecured 08/01/33	5.250%	1,315,000	1,543,083
08/01/41	4.900%	102,000	112,385
Duke Energy Carolinas LLC 01/15/18	5.250%	630,000	697,708
1st Mortgage 06/15/20	4.300%	1,356,000	1,472,280
12/15/41	4.250%	313,000	336,310
1st Refunding Mortgage 01/15/38	6.000%	226,000	297,454
Duke Energy Corp. Senior Unsecured 11/15/16	2.150%	757,000	770,981
Duke Energy Indiana, Inc. 1st Mortgage 07/15/20	3.750%	772,000	817,980
Duke Energy Progress, Inc. 1st Mortgage 05/15/22	2.800%	607,000	608,039
04/01/35	5.700%	300,000	365,764
Exelon Generation Co. LLC Senior Unsecured 10/01/17	6.200%	800,000	888,980
10/01/20	4.000%	750,000	782,555
Florida Power & Light Co. 1st Mortgage 02/01/33	5.850%	176,000	225,792
10/01/33	5.950%	615,000	811,124
Indiana Michigan Power Co. Senior Unsecured 03/15/19	7.000%	420,000	497,331
John Sevier Combined Cycle Generation LLC Secured 01/15/42	4.626%	353,912	402,136
Kansas City Power & Light Co. Senior Unsecured 03/15/23	3.150%	230,000	230,756
10/01/41	5.300%	750,000	865,093
National Rural Utilities Cooperative Finance Corp. 11/01/18	10.375%	550,000	716,502
Nevada Power Co. 08/01/18	6.500%	1,275,000	1,477,437
03/15/19	7.125%	530,000	632,306
09/15/40	5.375%	67,000	82,241
NextEra Energy Capital Holdings, Inc. 09/01/15	1.339%	95,000	95,286
NextEra Energy Capital Holdings 06/01/15	1.200%	294,000	294,553
Nextera Energy Capital Holdings, Inc. 09/15/19	2.400%	506,000	505,519

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Niagara Mohawk Power Corp. Senior Unsecured(a) 10/01/34	4.278%	753,000	796,633
Oncor Electric Delivery Co. LLC Senior Secured 09/01/18	6.800%	813,000	947,651
09/01/22	7.000%	155,000	196,331
PPL Capital Funding, Inc. 06/15/22	4.200%	313,000	331,579
PPL Electric Utilities Corp. 1st Mortgage 09/01/22	2.500%	368,000	363,628
PSEG Power LLC 12/01/15	5.500%	212,000	220,782
09/15/16	5.320%	800,000	854,571
09/15/21	4.150%	233,000	245,456
11/15/23	4.300%	449,000	470,770
PacifiCorp 1st Mortgage 07/15/18	5.650%	1,500,000	1,694,544
06/15/21	3.850%	335,000	359,400
10/15/37	6.250%	200,000	271,002
Pacific Gas & Electric Co. Senior Unsecured 11/15/23	3.850%	825,000	858,690
04/15/42	4.450%	257,000	270,996
08/15/42	3.750%	531,000	507,584
Peco Energy Co. 1st Mortgage 09/15/22	2.375%	2,000,000	1,944,372
Potomac Electric Power Co. 1st Mortgage 12/15/38	7.900%	160,000	260,537
Progress Energy, Inc. Senior Unsecured 01/15/21	4.400%	187,000	203,873
Public Service Co. of Colorado 1st Mortgage 11/15/20	3.200%	240,000	249,223
Public Service Co. of New Hampshire 1st Mortgage 11/01/23	3.500%	303,000	312,900
Public Service Co. of Oklahoma Senior Unsecured 12/01/19	5.150%	377,000	421,403
02/01/21	4.400%	231,000	253,199
Public Service Electric & Gas Co. 1st Mortgage 05/01/15	2.700%	400,000	402,926

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Gas & Electric Co. 1st Mortgage 06/01/26	6.000%	525,000	656,854
05/15/40	5.350%	21,000	26,087
South Carolina Electric & Gas Co. 1st Mortgage 06/01/64	4.500%	130,000	140,516
Southern California Edison Co. 02/01/38	5.950%	210,000	277,186
1st Refunding Mortgage 06/01/21	3.875%	225,000	244,392
Southern Co. (The) Senior Unsecured 09/01/19	2.150%	389,000	386,498
Southern Power Co. Senior Unsecured 09/15/41	5.150%	466,000	541,116
Southwestern Public Service Co. Senior Unsecured 12/01/18	8.750%	804,000	1,004,329
Virginia Electric and Power Co. Senior Unsecured 03/15/23	2.750%	900,000	889,949
02/15/24	3.450%	783,000	806,227
11/15/38	8.875%	205,000	343,362
Wisconsin Electric Power Co. Senior Unsecured 09/15/21	2.950%	86,000	87,752
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%	98,000	108,745
09/15/41	4.800%	90,000	100,386
Total			40,702,739
Environmental —%
Republic Services, Inc. 06/01/22	3.550%	839,000	863,010
Waste Management, Inc. 06/30/20	4.750%	450,000	493,250
Total			1,356,260
Finance Companies 0.7%
AIG Global Funding Senior Secured(a) 12/15/17	1.650%	453,000	452,922
General Electric Capital Corp. Senior Secured 12/11/15	1.000%	606,000	608,620
Senior Unsecured 07/02/15	1.625%	1,000,000	1,006,066

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/15/17	5.625%	3,400,000	3,774,184
05/01/18	5.625%	4,550,000	5,119,806
08/07/19	6.000%	2,400,000	2,791,615
01/08/20	5.500%	1,450,000	1,661,587
01/07/21	4.625%	300,000	334,377
03/15/32	6.750%	505,000	689,770
Subordinated Notes 02/11/21	5.300%	292,000	333,460
General Electric Capital Corp.(c) Senior Unsecured 02/15/17	0.402%	1,250,000	1,245,527
HSBC Finance Corp. Senior Unsecured 01/19/16	5.500%	1,090,000	1,139,602
Total			19,157,536
Food and Beverage 0.5%
Anheuser-Busch Companies, Inc. 01/15/31	6.800%	640,000	850,904
Anheuser-Busch InBev Worldwide, Inc. 01/15/19	7.750%	96,000	116,279
11/15/19	6.875%	250,000	300,891
01/15/39	8.200%	410,000	632,966
Bunge Ltd. Finance Corp. 06/15/19	8.500%	790,000	968,177
Cargill, Inc.(a) Senior Unsecured 11/27/17	6.000%	170,000	189,971
03/06/19	7.350%	250,000	300,134
11/01/36	7.250%	300,000	436,754
09/15/37	6.625%	545,000	762,772
Coca-Cola Co. (The) Senior Unsecured 04/01/18	1.150%	1,011,000	999,309
ConAgra Foods, Inc. Senior Unsecured 10/01/26	7.125%	400,000	510,767
Diageo Investment Corp. 05/11/22	2.875%	900,000	899,456
09/15/22	8.000%	865,000	1,143,699
General Mills, Inc. Senior Unsecured 02/15/19	5.650%	140,000	158,935
Heineken NV Senior Unsecured(a) 10/01/17	1.400%	655,000	651,226
Kraft Foods Group, Inc. Senior Unsecured 08/23/18	6.125%	400,000	457,366
01/26/39	6.875%	605,000	799,663

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mondelez International, Inc. Senior Unsecured 02/01/24	4.000%	75,000	78,470
PepsiCo, Inc. Senior Unsecured 08/13/17	1.250%	1,025,000	1,023,014
11/01/18	7.900%	133,000	161,807
08/25/21	3.000%	838,000	863,334
Sysco Corp. 10/02/21	3.000%	292,000	296,430
10/02/44	4.500%	199,000	215,850
Tyson Foods, Inc. 08/15/24	3.950%	932,000	963,428
Total			13,781,602
Foreign Agencies —%
CNOOC Nexen Finance ULC 04/30/24	4.250%	389,000	401,934
Health Care 0.1%
Becton Dickinson and Co. Senior Unsecured 12/15/24	3.734%	345,000	355,203
Cardinal Health, Inc. Senior Unsecured 11/15/19	2.400%	835,000	832,285
Medco Health Solutions, Inc. 03/15/18	7.125%	500,000	577,279
09/15/20	4.125%	760,000	807,017
Quest Diagnostics, Inc. 01/30/20	4.750%	600,000	647,111
Total			3,218,895
Healthcare Insurance 0.1%
Aetna, Inc. Senior Unsecured 12/15/37	6.750%	590,000	778,136
UnitedHealth Group, Inc. Senior Unsecured 03/15/36	5.800%	185,000	229,070
11/15/37	6.625%	285,000	389,234
Total			1,396,440
Healthcare REIT 0.1%
HCP, Inc. Senior Unsecured 02/01/20	2.625%	1,222,000	1,209,307
02/01/21	5.375%	682,000	761,594
11/15/23	4.250%	490,000	515,106
03/01/24	4.200%	81,000	84,336

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ventas Realty LP/Capital Corp. 06/01/21	4.750%	500,000	543,448
Total			3,113,791
Independent Energy 0.6%
Alberta Energy Co., Ltd. Senior Unsecured 11/01/31	7.375%	695,000	820,164
Anadarko Finance Co. 05/01/31	7.500%	1,240,000	1,630,703
Anadarko Holding Co. Senior Unsecured 05/15/28	7.150%	570,000	704,194
Apache Corp. Senior Unsecured 09/15/18	6.900%	750,000	862,689
04/15/22	3.250%	64,000	62,882
04/15/43	4.750%	268,000	251,329
Burlington Resources Finance Co. 12/01/31	7.400%	530,000	747,093
Burlington Resources, Inc. 03/15/25	8.200%	300,000	401,781
Canadian Natural Resources Ltd. Senior Unsecured 06/30/33	6.450%	699,000	819,818
ConocoPhillips Senior Unsecured 07/15/18	6.650%	605,000	698,622
03/30/29	7.000%	475,000	610,794
Devon Energy Corp. Senior Unsecured 01/15/19	6.300%	1,050,000	1,198,458
Devon Financing Corp. LLC 09/30/31	7.875%	550,000	750,281
EOG Resources, Inc. Senior Unsecured 03/15/23	2.625%	707,000	677,949
Hess Corp. Senior Unsecured 10/01/29	7.875%	725,000	927,731
Kerr-McGee Corp. 09/15/31	7.875%	800,000	1,093,678
Marathon Oil Corp. Senior Unsecured 11/01/22	2.800%	700,000	655,549
Occidental Petroleum Corp. Senior Unsecured 02/15/17	1.750%	244,000	245,407
02/01/21	4.100%	1,250,000	1,326,554

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Talisman Energy, Inc. Senior Unsecured 06/01/19	7.750%	795,000	915,736
02/01/37	5.850%	340,000	329,926
02/01/38	6.250%	345,000	350,247
Tosco Corp. 02/15/30	8.125%	775,000	1,127,509
Total			17,209,094
Integrated Energy 0.5%
BG Energy Capital PLC(a) 10/15/41	5.125%	200,000	219,472
BP Capital Markets PLC 11/06/17	1.375%	497,000	491,583
05/06/22	3.245%	715,000	702,873
09/26/23	3.994%	1,212,000	1,247,069
02/10/24	3.814%	409,000	411,654
Senior Unsecured 03/10/15	3.875%	1,450,000	1,458,797
Cenovus Energy, Inc. Senior Unsecured 08/15/22	3.000%	300,000	280,783
11/15/39	6.750%	665,000	757,571
Chevron Corp. Senior Unsecured 12/05/22	2.355%	435,000	421,826
06/24/23	3.191%	269,000	274,023
Shell International Finance BV 09/22/19	4.300%	1,000,000	1,097,459
03/25/20	4.375%	400,000	438,316
08/12/23	3.400%	489,000	504,701
12/15/38	6.375%	480,000	645,034
Suncor Energy, Inc. Senior Unsecured 06/01/18	6.100%	970,000	1,088,058
Total Capital International SA 06/19/21	2.750%	1,530,000	1,535,722
02/17/22	2.875%	500,000	494,943
Total Capital International SA 06/28/17	1.550%	311,000	312,061
Total Capital SA 03/15/16	2.300%	1,170,000	1,190,900
Total			13,572,845
Life Insurance 0.8%
AIG SunAmerica Global Financing X Senior Secured(a) 03/15/32	6.900%	585,000	805,502

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American International Group, Inc. Senior Unsecured 08/15/20	3.375%	519,000	539,138
02/15/24	4.125%	767,000	816,481
Jackson National Life Global Funding Senior Secured(a) 06/01/18	4.700%	600,000	653,600
Lincoln National Corp. Senior Unsecured 06/24/21	4.850%	140,000	154,654
03/15/22	4.200%	445,000	472,667
MassMutual Global Funding II(a) Senior Secured 04/14/16	3.125%	290,000	298,650
04/05/17	2.000%	670,000	679,440
08/02/18	2.100%	598,000	600,581
10/17/22	2.500%	1,551,000	1,509,739
MetLife Global Funding I Secured(a) 01/10/18	1.500%	1,314,000	1,305,812
MetLife, Inc. Senior Unsecured 11/13/43	4.875%	490,000	553,380
Metropolitan Life Global Funding I(a) Senior Secured 01/11/16	3.125%	855,000	877,270
06/14/18	3.650%	900,000	952,813
04/11/22	3.875%	1,049,000	1,108,905
New York Life Global Funding(a) 07/24/15	0.750%	825,000	825,341
Secured 02/12/16	0.800%	450,000	450,926
06/18/19	2.150%	1,573,000	1,572,356
Senior Secured 05/04/15	3.000%	1,830,000	1,845,932
Pacific Life Insurance Co. Subordinated Notes(a) 06/15/39	9.250%	490,000	770,771
Pricoa Global Funding I Senior Secured(a) 05/29/18	1.600%	1,439,000	1,419,247
Principal Financial Group, Inc. 05/15/19	8.875%	500,000	629,103
Principal Life Global Funding II(a) Senior Secured 12/11/15	1.000%	478,000	479,222
10/15/18	2.250%	2,018,000	2,031,127
Prudential Insurance Co. of America (The) Senior Subordinated Notes(a) 07/01/25	8.300%	2,060,000	2,782,185
Total			24,134,842

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.4%
21st Century Fox America, Inc. 05/18/18	7.250%	375,000	439,014
07/15/24	9.500%	407,000	563,466
10/30/25	7.700%	400,000	525,423
04/30/28	7.300%	350,000	449,635
12/15/34	6.200%	450,000	574,602
CBS Corp. 07/01/42	4.850%	1,075,000	1,089,517
Discovery Communications LLC 06/15/21	4.375%	200,000	211,562
05/15/22	3.300%	500,000	494,384
Historic TW, Inc. 05/15/29	6.625%	565,000	716,233
Sky PLC(a) 09/16/24	3.750%	363,000	365,223
Thomson Reuters Corp. 07/15/18	6.500%	725,000	824,013
Time Warner, Inc. 03/29/21	4.750%	300,000	327,413
12/15/23	4.050%	400,000	419,617
04/15/31	7.625%	450,000	627,361
05/01/32	7.700%	690,000	974,859
Viacom, Inc. Senior Unsecured 02/27/15	1.250%	114,000	114,092
04/30/16	6.250%	95,000	101,489
10/05/17	6.125%	375,000	417,352
12/15/21	3.875%	568,000	587,969
03/15/23	3.250%	167,000	161,279
03/15/43	4.375%	269,000	247,696
Walt Disney Co. (The) Senior Unsecured 12/15/17	5.875%	500,000	562,969
05/30/19	1.850%	585,000	582,263
Total			11,377,431
Metals 0.3%
BHP Billiton Finance USA Ltd. 02/24/15	1.000%	157,000	157,130
09/30/18	2.050%	554,000	556,057
09/30/43	5.000%	497,000	563,360
Barrick North America Finance LLC 05/30/21	4.400%	400,000	403,901
Freeport-McMoRan, Inc. 03/15/23	3.875%	300,000	282,851
Senior Unsecured 03/01/17	2.150%	917,000	918,509
03/01/22	3.550%	580,000	548,164

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nucor Corp. Senior Unsecured 12/01/37	6.400%	250,000	309,387
Placer Dome, Inc. Senior Unsecured 10/15/35	6.450%	780,000	861,176
Rio Tinto Finance USA Ltd. 05/01/19	9.000%	390,000	493,413
11/02/20	3.500%	300,000	311,270
09/20/21	3.750%	1,104,000	1,134,692
Teck Resources Ltd. 01/15/22	4.750%	1,094,000	1,066,334
02/01/23	3.750%	203,000	181,947
Total			7,788,191
Midstream 0.5%
ANR Pipeline Co. Senior Unsecured 11/01/21	9.625%	200,000	274,256
Boardwalk Pipelines LP 12/15/24	4.950%	350,000	347,966
CenterPoint Energy Resources Corp. Senior Unsecured 11/01/17	6.125%	395,000	442,228
Magellan Midstream Partners LP Senior Unsecured 07/15/19	6.550%	1,065,000	1,244,458
02/01/21	4.250%	510,000	550,300
10/15/43	5.150%	438,000	464,325
NiSource Finance Corp. 01/15/19	6.800%	377,000	442,598
09/15/20	5.450%	225,000	253,195
02/15/23	3.850%	237,000	245,563
02/01/42	5.800%	381,000	463,693
02/15/44	4.800%	572,000	609,435
ONEOK Partners LP 10/01/36	6.650%	840,000	966,734
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 12/15/19	2.600%	538,000	534,260
02/15/45	4.900%	1,221,000	1,240,839
Spectra Energy Capital LLC 10/01/19	8.000%	1,345,000	1,627,599
03/01/20	5.650%	1,465,000	1,627,555
09/15/38	7.500%	490,000	591,411
Sunoco Logistics Partners Operations LP 04/01/24	4.250%	476,000	481,356
Texas Eastern Transmission LP Senior Unsecured(a) 10/15/22	2.800%	660,000	628,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransCanada PipeLines Ltd. Senior Unsecured 01/15/19	7.125%	677,000	786,774
10/15/37	6.200%	500,000	589,668
08/15/38	7.250%	585,000	782,510
Total			15,195,326
Natural Gas 0.3%
AGL Capital Corp. 07/15/16	6.375%	800,000	860,611
08/15/19	5.250%	800,000	894,447
10/01/34	6.000%	1,000,000	1,294,697
Atmos Energy Corp. Senior Unsecured 03/15/19	8.500%	1,146,000	1,424,377
Boston Gas Co. Senior Unsecured(a) 02/15/42	4.487%	359,000	386,790
Sempra Energy Senior Unsecured 06/15/18	6.150%	370,000	419,323
02/15/19	9.800%	1,672,000	2,147,012
06/15/24	3.550%	470,000	474,364
Total			7,901,621
Office REIT —%
Boston Properties LP Senior Unsecured 11/15/20	5.625%	860,000	981,218
05/15/21	4.125%	378,000	402,352
Total			1,383,570
Oil Field Services 0.3%
Diamond Offshore Drilling, Inc. Senior Unsecured 11/01/23	3.450%	984,000	913,242
11/01/43	4.875%	743,000	632,974
Halliburton Co. Senior Unsecured 02/15/21	8.750%	400,000	511,556
09/15/39	7.450%	240,000	337,121
Nabors Industries, Inc. 09/15/20	5.000%	400,000	392,868
09/15/21	4.625%	1,840,000	1,728,757
National Oilwell Varco, Inc. Senior Unsecured 12/01/17	1.350%	432,000	426,453
Noble Holding International Ltd. 03/15/22	3.950%	96,000	84,101
Schlumberger Investment SA(a) 09/14/21	3.300%	344,000	353,065

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Schlumberger Ltd.(a) 01/15/21	4.200%	610,000	661,838
Transocean, Inc. 11/15/20	6.500%	810,000	763,804
12/15/21	6.375%	724,000	667,853
12/15/41	7.350%	67,000	60,368
Weatherford International Ltd. 04/15/22	4.500%	111,000	98,793
03/01/39	9.875%	375,000	467,644
09/15/40	6.750%	280,000	262,402
04/15/42	5.950%	125,000	105,841
Total			8,468,680
Other Industry —%
Hutchison Whampoa International 11 Ltd.(a) 01/13/22	4.625%	1,200,000	1,300,132
Other REIT —%
Duke Realty LP 02/15/21	3.875%	521,000	541,126
ProLogis LP 03/15/20	6.875%	331,000	388,794
Total			929,920
Other Utility —%
American Water Capital Corp. Senior Unsecured 10/15/37	6.593%	300,000	415,232
Pharmaceuticals 0.3%
AbbVie, Inc. Senior Unsecured 11/06/22	2.900%	870,000	856,538
Amgen, Inc. Senior Unsecured 06/01/37	6.375%	1,100,000	1,384,520
11/15/41	5.150%	1,465,000	1,651,275
Forest Laboratories, Inc.(a) 02/15/21	4.875%	100,000	107,222
12/15/21	5.000%	930,000	1,007,028
Gilead Sciences, Inc. Senior Unsecured 12/01/21	4.400%	500,000	551,326
GlaxoSmithKline Capital, Inc. Senior Unsecured 03/18/16	0.700%	592,000	591,972
Merck & Co, Inc. Senior Unsecured 05/18/23	2.800%	968,000	961,273

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pfizer, Inc. Senior Unsecured 06/15/23	3.000%	1,530,000	1,547,228
Total			8,658,382
Property & Casualty 0.4%
ACE INA Holdings, Inc. 05/15/15	5.600%	630,000	640,742
Berkshire Hathaway Finance Corp. 12/15/15	2.450%	333,000	338,990
05/15/18	5.400%	2,200,000	2,461,630
05/15/22	3.000%	1,000,000	1,015,606
01/15/40	5.750%	385,000	492,672
Berkshire Hathaway, Inc. Senior Unsecured 08/15/21	3.750%	488,000	522,019
CNA Financial Corp. Senior Unsecured 08/15/16	6.500%	300,000	324,490
11/15/19	7.350%	360,000	429,676
Liberty Mutual Group, Inc.(a) 06/01/21	5.000%	330,000	359,470
Liberty Mutual Insurance Co. Subordinated Notes(a) 05/15/25	8.500%	800,000	1,026,122
Nationwide Mutual Insurance Co. Senior Subordinated Notes(a) 08/15/39	9.375%	1,170,000	1,853,815
Travelers Property Casualty Corp. Senior Unsecured 04/15/26	7.750%	605,000	817,535
Total			10,282,767
Railroads 0.3%
Burlington Northern Santa Fe LLC Senior Unsecured 03/15/22	3.050%	217,000	219,253
03/15/23	3.000%	155,000	154,507
08/15/30	7.950%	500,000	719,882
05/01/40	5.750%	790,000	974,671
03/15/42	4.400%	500,000	524,547
CSX Corp. Senior Unsecured 05/01/17	7.900%	625,000	713,464
02/01/19	7.375%	815,000	975,975
06/01/21	4.250%	215,000	233,234
Canadian Pacific Railway Co. Senior Unsecured 05/15/19	7.250%	450,000	538,011
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Norfolk Southern Corp. Senior Unsecured 02/15/23	2.903%	883,000	872,854
05/23/11	6.000%	1,072,000	1,384,213
Union Pacific Corp. Senior Unsecured 07/15/22	4.163%	849,000	932,690
Total			8,243,301
Retail REIT 0.1%
Simon Property Group LP Senior Unsecured 05/30/18	6.125%	900,000	1,024,284
02/01/24	3.750%	1,750,000	1,838,056
Total			2,862,340
Retailers 0.1%
Advance Auto Parts, Inc. 01/15/22	4.500%	700,000	743,053
Bed Bath & Beyond, Inc. Senior Unsecured 08/01/34	4.915%	743,000	766,685
CVS Pass-Through Trust(a) Pass-Through Certificates 10/10/25	6.204%	265,947	303,888
01/10/34	5.926%	516,797	600,149
Gap, Inc. (The) Senior Unsecured 04/12/21	5.950%	820,000	933,165
Macy's Retail Holdings, Inc. 03/15/37	6.375%	400,000	506,159
Target Corp. Senior Unsecured 11/01/32	6.350%	150,000	196,679
Total			4,049,778
Supermarkets 0.1%
Kroger Co. (The) 08/15/17	6.400%	300,000	335,321
01/15/20	6.150%	440,000	508,541
04/01/31	7.500%	1,220,000	1,647,594
Total			2,491,456
Supranational 0.1%
African Development Bank Subordinated Notes 09/01/19	8.800%	1,700,000	2,143,391
Corporación Andina de Fomento Senior Unsecured 01/15/16	3.750%	1,192,000	1,221,846
Total			3,365,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.8%
Apple, Inc. Senior Unsecured 05/03/18	1.000%	2,084,000	2,053,074
05/03/23	2.400%	1,645,000	1,598,935
Arrow Electronics, Inc. Senior Unsecured 04/01/20	6.000%	760,000	853,422
01/15/27	7.500%	959,000	1,175,283
Cisco Systems, Inc. Senior Unsecured 01/15/40	5.500%	1,460,000	1,779,124
Dell, Inc. Senior Unsecured 04/15/28	7.100%	390,000	413,400
HP Enterprise Services LLC Senior Unsecured 10/15/29	7.450%	300,000	379,046
Hewlett-Packard Co. Senior Unsecured 09/15/21	4.375%	1,058,000	1,109,289
International Business Machines Corp. Senior Unsecured 07/22/16	1.950%	993,000	1,011,691
10/15/18	7.625%	640,000	771,600
08/01/27	6.220%	655,000	830,391
11/29/32	5.875%	500,000	640,974
Intuit, Inc. Senior Unsecured 03/15/17	5.750%	1,100,000	1,208,907
Microsoft Corp. Senior Unsecured 09/25/15	1.625%	360,000	363,278
11/15/22	2.125%	523,000	507,479
12/15/23	3.625%	667,000	713,782
10/01/40	4.500%	518,000	573,954
National Semiconductor Corp. Senior Unsecured 04/15/15	3.950%	565,000	570,645
06/15/17	6.600%	1,115,000	1,254,589
Oracle Corp. Senior Unsecured 10/15/22	2.500%	1,700,000	1,655,963
07/15/23	3.625%	900,000	943,838
04/15/38	6.500%	280,000	376,786
07/08/39	6.125%	339,000	440,090
07/15/40	5.375%	155,000	185,940
Pitney Bowes, Inc. Senior Unsecured 03/15/18	5.600%	150,000	163,048

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xerox Corp. Senior Unsecured 02/01/17	6.750%	500,000	551,114
12/15/19	5.625%	475,000	533,839
Total			22,659,481
Transportation Services 0.1%
ERAC U.S.A. Finance LLC(a) 10/15/37	7.000%	610,000	822,044
Senior Unsecured 08/16/21	4.500%	600,000	641,557
Ryder System, Inc. Senior Unsecured 06/01/17	3.500%	705,000	734,221
United Parcel Service of America, Inc. Senior Unsecured(c) 04/01/30	8.375%	225,000	336,578
Total			2,534,400
Wireless 0.4%
America Movil SAB de CV 03/30/20	5.000%	650,000	716,781
03/30/40	6.125%	300,000	354,963
Senior Unsecured 07/16/22	3.125%	1,297,000	1,279,672
America Movil SAB de CV(c) Senior Unsecured 09/12/16	1.241%	1,680,000	1,692,017
American Tower Corp. Senior Unsecured 01/31/23	3.500%	670,000	647,360
Centel Capital Corp. 10/15/19	9.000%	350,000	419,759
Crown Castle Towers LLC(a) Senior Secured 08/15/35	3.214%	1,160,000	1,173,900
01/15/40	6.113%	1,000,000	1,148,642
Rogers Communications, Inc. 05/01/32	8.750%	1,075,000	1,555,011
Vodafone Group PLC Senior Unsecured 03/20/17	1.625%	2,200,000	2,198,990
Total			11,187,095
Wirelines 1.0%
AT&T, Inc. Senior Unsecured 02/12/16	0.900%	1,362,000	1,361,640
02/15/19	5.800%	1,000,000	1,135,840
05/15/21	4.450%	600,000	644,648
01/15/38	6.300%	750,000	908,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/40	5.350%	1,821,000	1,971,817
12/15/42	4.300%	1,158,000	1,100,924
06/15/45	4.350%	1,219,000	1,149,217
British Telecommunications PLC 06/22/15	2.000%	205,000	206,241
Senior Unsecured 06/28/16	1.625%	231,000	232,663
02/14/19	2.350%	200,000	199,713
12/15/30	9.625%	350,000	549,518
Deutsche Telekom International Finance BV 08/20/18	6.750%	525,000	609,244
06/15/30	8.750%	290,000	428,376
Deutsche Telekom International Finance BV(a) 03/06/17	2.250%	500,000	507,898
03/06/42	4.875%	150,000	160,340
Orange SA Senior Unsecured 03/01/31	9.000%	790,000	1,205,052
Qwest Corp. Senior Unsecured 12/01/21	6.750%	1,063,000	1,229,156
Telefonica Emisiones SAU 06/20/16	6.421%	790,000	845,104
04/27/18	3.192%	241,000	247,830
07/15/19	5.877%	402,000	457,504
04/27/20	5.134%	619,000	685,237
02/16/21	5.462%	120,000	134,291
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.000%	1,787,000	1,762,400
11/01/24	3.500%	2,361,000	2,319,680
11/01/34	4.400%	1,926,000	1,914,407
02/15/38	6.400%	180,000	222,095
Verizon Communications, Inc.(a) Senior Unsecured 08/21/46	4.862%	4,944,000	5,078,610
Verizon Maryland LLC 06/15/33	5.125%	500,000	527,554
Verizon New England, Inc. 11/15/29	7.875%	645,000	843,997
Verizon Pennsylvania LLC 12/01/28	6.000%	1,015,000	1,135,031
Total			29,774,888
Total Corporate Bonds & Notes (Cost: $496,092,003)			517,041,461

Residential Mortgage-Backed Securities — Agency 23.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FDIC Trust CMO Series 2013-N1 Class A(a)(d) 10/25/18	4.500%	411,609	414,806
Federal Home Loan Banks CMO Series 2015-TQ Class A(d) 10/20/15	5.065%	703,886	725,133
Federal Home Loan Mortgage Corp.(c)(d) 07/01/36	3.372%	216,251	224,628
11/01/36	2.375%	467,570	499,306
07/01/40	3.986%	1,427,753	1,505,855
CMO Series 2551 Class NS 01/15/33	14.189%	428,375	535,215
CMO Series 264 Class F1 07/15/42	0.711%	6,860,975	6,874,266
CMO Series 267 Class F5 08/15/42	0.661%	2,576,630	2,597,931
CMO Series 274 Class F1 08/15/42	0.661%	1,327,008	1,341,024
CMO Series 279 Class F6 09/15/42	0.611%	2,576,362	2,595,910
CMO Series 281 Class F1 10/15/42	0.661%	1,306,212	1,305,817
CMO Series 3102 Class FB 01/15/36	0.461%	420,149	422,100
CMO Series 3147 Class PF 04/15/36	0.461%	793,867	795,746
CMO Series 3229 Class AF 08/15/23	0.411%	741,335	745,118
CMO Series 3523 Class SD 06/15/36	19.220%	167,854	221,154
CMO Series 3549 Class FA 07/15/39	1.361%	264,662	269,968
CMO Series 3688 Class CU 11/15/21	6.695%	714,921	759,299
CMO Series 3688 Class GT 11/15/46	7.192%	1,323,070	1,548,420
CMO Series 3804 Class FN 03/15/39	0.611%	547,905	550,130
CMO Series 3852 Class QN 05/15/41	5.500%	1,406,389	1,457,978
CMO Series 3966 Class BF 10/15/40	0.661%	2,551,193	2,566,990
CMO Series 3997 Class PF 11/15/39	0.611%	1,396,807	1,402,226
CMO Series 4012 Class FN 03/15/42	0.661%	3,465,930	3,494,541
CMO Series 4048 Class FB 10/15/41	0.561%	3,649,029	3,673,273
CMO Series 4048 Class FJ 07/15/37	0.557%	3,177,266	3,164,317
CMO Series 4087 Class FA 05/15/39	0.611%	2,757,697	2,772,169
CMO Series 4095 Class FB 04/15/39	0.561%	3,421,969	3,423,259
CMO Series 4272 Class W 04/15/40	5.620%	5,897,691	6,402,278

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Pass-Through Securities CMO Series T-62 Class 1A1 10/25/44	1.315%	1,499,502	1,513,299
Federal Home Loan Mortgage Corp.(c)(d)(e) CMO IO STRIPS Series 239 Class S30 08/15/36	7.539%	1,370,643	254,340
CMO IO Series 3380 Class SI 10/15/37	6.209%	5,928,075	1,079,074
CMO IO Series 3385 Class SN 11/15/37	5.839%	516,144	74,651
CMO IO Series 3451 Class SA 05/15/38	5.889%	724,729	93,635
CMO IO Series 3531 Class SM 05/15/39	5.939%	872,683	104,375
CMO IO Series 3608 Class SC 12/15/39	6.089%	1,595,179	209,959
CMO IO Series 3740 Class SB 10/15/40	5.839%	1,967,095	326,037
CMO IO Series 3740 Class SC 10/15/40	5.839%	2,761,726	322,855
CMO IO Series 3802 Class LS 01/15/40	1.830%	3,620,130	281,520
Federal Home Loan Mortgage Corp.(d) 09/01/21 - 09/01/37	6.000%	6,364,057	7,157,706
11/01/22 - 10/17/38	6.500%	3,872,706	4,371,961
02/01/24 - 05/01/38	5.500%	3,138,198	3,483,785
01/01/32 - 06/01/42	3.500%	7,296,217	7,634,621
12/01/32 - 06/01/42	4.000%	7,748,488	8,340,929
03/01/33	3.000%	2,808,940	2,895,446
09/01/37 - 02/01/38	7.500%	252,892	273,078
08/01/40	5.000%	4,346,178	4,812,556
05/01/41	4.500%	5,260,892	5,728,889
CMO Series 2127 Class PG 02/15/29	6.250%	707,298	774,686
CMO Series 2165 Class PE 06/15/29	6.000%	235,259	258,820
CMO Series 2326 Class ZQ 06/15/31	6.500%	1,292,563	1,447,987
CMO Series 2399 Class TH 01/15/32	6.500%	603,798	676,714
CMO Series 2517 Class Z 10/15/32	5.500%	487,925	527,865
CMO Series 2545 Class HG 12/15/32	5.500%	891,928	969,035
CMO Series 2557 Class HL 01/15/33	5.300%	991,674	1,077,249
CMO Series 2568 Class KG 02/15/23	5.500%	1,453,924	1,593,512
CMO Series 2586 Class TG 03/15/23	5.500%	2,267,585	2,472,429

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2597 Class AE 04/15/33	5.500%	698,091	766,545
CMO Series 262 Class 35 07/15/42	3.500%	9,569,681	9,860,204
CMO Series 2752 Class EZ 02/15/34	5.500%	2,660,193	2,869,941
CMO Series 2764 Class UE 10/15/32	5.000%	635,076	670,368
CMO Series 2764 Class ZG 03/15/34	5.500%	1,564,074	1,735,860
CMO Series 2802 Class VG 07/15/23	5.500%	397,607	399,092
CMO Series 2825 Class VQ 07/15/26	5.500%	895,002	912,934
CMO Series 2953 Class PG 03/15/35	5.500%	4,000,000	4,645,436
CMO Series 2986 Class CH 06/15/25	5.000%	1,336,148	1,442,646
CMO Series 2989 Class TG 06/15/25	5.000%	1,061,768	1,147,464
CMO Series 299 Class 300 01/15/43	3.000%	1,797,572	1,816,861
CMO Series 2990 Class UZ 06/15/35	5.750%	2,313,811	2,448,203
CMO Series 3075 Class PD 01/15/35	5.500%	419,860	440,253
CMO Series 3101 Class UZ 01/15/36	6.000%	1,001,124	1,096,652
CMO Series 3123 Class AZ 03/15/36	6.000%	1,479,869	1,645,086
CMO Series 3143 Class BC 02/15/36	5.500%	1,290,941	1,438,692
CMO Series 3164 Class MG 06/15/36	6.000%	426,737	472,017
CMO Series 3195 Class PD 07/15/36	6.500%	1,020,247	1,152,929
CMO Series 3200 Class AY 08/15/36	5.500%	942,016	1,046,175
CMO Series 3213 Class JE 09/15/36	6.000%	1,823,474	2,019,386
CMO Series 3218 Class BE 09/15/35	6.000%	743,776	769,162
CMO Series 3229 Class HE 10/15/26	5.000%	2,216,000	2,423,692
CMO Series 3266 Class D 01/15/22	5.000%	2,474,384	2,609,527
CMO Series 3402 Class NC 12/15/22	5.000%	987,722	1,048,728
CMO Series 3423 Class PB 03/15/38	5.500%	2,000,000	2,307,588
CMO Series 3453 Class B 05/15/38	5.500%	374,915	407,521
CMO Series 3461 Class Z 06/15/38	6.000%	4,426,639	4,991,633
CMO Series 3501 Class CB 01/15/39	5.500%	1,135,046	1,255,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3666 Class VA 12/15/22	5.500%	210,955	211,449
CMO Series 3680 Class MA 07/15/39	4.500%	2,981,748	3,250,428
CMO Series 3684 Class CY 06/15/25	4.500%	2,000,000	2,229,424
CMO Series 3687 Class MA 02/15/37	4.500%	1,810,506	1,900,749
CMO Series 3704 Class CT 12/15/36	7.000%	2,231,705	2,615,813
CMO Series 3704 Class DT 11/15/36	7.500%	1,998,634	2,285,288
CMO Series 3704 Class ET 12/15/36	7.500%	1,580,422	1,891,828
CMO Series 3707 Class B 08/15/25	4.500%	2,027,855	2,205,073
CMO Series 3720 Class A 09/15/25	4.500%	1,028,437	1,108,048
CMO Series 3819 Class ZQ 04/15/36	6.000%	2,000,001	2,237,537
CMO Series 3827 Class BM 08/15/39	5.500%	1,517,095	1,644,728
CMO Series 3890 Class ME 07/15/41	5.000%	1,000,000	1,142,838
CMO Series 3957 Class B 11/15/41	4.000%	1,032,788	1,089,144
CMO Series 3966 Class NA 12/15/41	4.000%	1,765,001	1,883,526
CMO Series 4015 Class MY 03/15/42	3.500%	2,000,000	2,103,116
CMO Series 4173 Class NB 03/15/43	3.000%	2,000,000	1,890,362
CMO Series 4177 Class MQ 03/15/43	2.500%	1,000,000	923,855
CMO Series 4217 Class KY 06/15/43	3.000%	1,200,000	1,144,194
CMO Series 4219 Class JA 08/15/39	3.500%	4,476,768	4,686,394
CMO Series 4240 Class B 08/15/33	3.000%	2,000,000	1,976,622
CMO Series R006 Class ZA 04/15/36	6.000%	1,521,092	1,705,744
CMO Series R007 Class ZA 05/15/36	6.000%	3,018,587	3,380,991
Structured Pass-Through Securities CMO Series T-56 Class A5 05/25/43	5.231%	1,750,161	1,906,589
Federal Home Loan Mortgage Corp.(d)(f) CMO PO STRIPS Series 197 Class PO 04/01/28	0.000%	460,585	426,337
CMO PO STRIPS Series 310 Class PO 09/15/43	0.000%	3,312,997	2,628,223
CMO PO Series 2235 Class KP 06/15/30	0.000%	315,313	291,717
CMO PO Series 2967 Class EA 04/15/20	0.000%	199,014	195,602

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO Series 3077 Class TO 04/15/35	0.000%	429,965	391,655
CMO PO Series 3100 Class PO 01/15/36	0.000%	704,188	649,674
CMO PO Series 3117 Class OG 02/15/36	0.000%	435,178	410,332
CMO PO Series 3136 Class PO 04/15/36	0.000%	285,002	272,684
CMO PO Series 3200 Class PO 08/15/36	0.000%	394,358	370,396
CMO PO Series 3316 Class JO 05/15/37	0.000%	144,820	133,170
CMO PO Series 3393 Class JO 09/15/32	0.000%	498,512	451,695
CMO PO Series 3510 Class OD 02/15/37	0.000%	597,279	569,151
CMO PO Series 3607 Class AO 04/15/36	0.000%	496,965	463,012
CMO PO Series 3607 Class EO 02/15/33	0.000%	68,194	67,651
CMO PO Series 3607 Class PO 05/15/37	0.000%	585,588	527,886
CMO PO Series 3607 Class TO 10/15/39	0.000%	741,427	697,331
CMO PO Series 3621 Class BO 01/15/40	0.000%	356,852	336,287
CMO PO Series 3623 Class LO 01/15/40	0.000%	575,555	549,194
Federal Home Loan Mortgage Corp.(d)(e) CMO IO Series 3688 Class NI 04/15/32	5.000%	1,915,638	177,688
CMO IO Series 3714 Class IP 08/15/40	5.000%	2,222,425	287,182
CMO IO Series 3739 Class LI 03/15/34	4.000%	2,950,061	173,582
CMO IO Series 3747 Class HI 07/15/37	4.500%	3,678,385	294,104
CMO IO Series 3756 Class IP 08/15/35	4.000%	538,320	5,391
CMO IO Series 3760 Class GI 10/15/37	4.000%	1,421,966	123,929
CMO IO Series 3772 Class IO 09/15/24	3.500%	1,227,996	53,400
CMO IO Series 3779 Class IH 11/15/34	4.000%	1,970,246	131,239
CMO IO Series 3800 Class AI 11/15/29	4.000%	2,082,054	144,990
Federal National Mortgage Association(c)(d) 04/01/22	0.926%	1,500,000	1,510,160
09/01/22	0.596%	1,500,000	1,509,376
01/01/23	0.496%	4,500,000	4,500,058
01/01/23	0.506%	3,840,958	3,835,527
01/01/23	0.516%	1,923,525	1,940,191
08/01/23	0.636%	1,892,449	1,906,886
11/01/23	0.616%	4,900,103	4,938,877
11/01/23	0.646%	2,500,000	2,500,043

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/01/23	0.626%	3,000,000	3,021,421
12/25/33	13.761%	351,222	405,042
03/01/36	2.875%	1,542,869	1,640,427
CMO Class 2005-SV Series 75 09/25/35	23.522%	317,362	446,762
CMO Series 2003-129 Class FD 01/25/24	0.670%	513,130	516,246
CMO Series 2003-W8 Class 3F1 05/25/42	0.570%	429,320	431,621
CMO Series 2004-36 Class FA 05/25/34	0.570%	663,389	667,310
CMO Series 2005-74 Class SK 05/25/35	19.664%	424,119	572,931
CMO Series 2005-W3 Class 2AF 03/25/45	0.390%	1,088,485	1,091,018
CMO Series 2006-56 Class FC 07/25/36	0.460%	563,914	566,527
CMO Series 2006-56 Class PF 07/25/36	0.520%	429,303	432,364
CMO Series 2007-101 Class A2 06/27/36	0.420%	1,878,703	1,850,387
CMO Series 2007-108 Class AN 11/25/37	8.259%	615,340	711,131
CMO Series 2008-18 Class FA 03/25/38	1.070%	396,324	402,259
CMO Series 2010-28 Class BS 04/25/40	11.206%	312,686	353,923
CMO Series 2010-35 Class SJ 04/25/40	17.102%	1,000,000	1,285,513
CMO Series 2010-49 Class SC 03/25/40	12.321%	1,133,959	1,320,042
CMO Series 2010-61 Class WA 06/25/40	5.970%	386,026	423,815
CMO Series 2011-101 Class FM 01/25/41	0.720%	1,214,514	1,223,440
CMO Series 2011-124 Class JF 02/25/41	0.570%	1,109,549	1,115,409
CMO Series 2011-2 Class WA 02/25/51	5.826%	548,097	597,831
CMO Series 2011-43 Class WA 05/25/51	5.851%	892,295	971,861
CMO Series 2011-75 Class FA
08/25/41	0.720%	764,240	775,579
CMO Series 2012-101 Class FC 09/25/42	0.670%	1,699,116	1,714,009
CMO Series 2012-108 Class F 10/25/42	0.670%	3,436,299	3,467,236
CMO Series 2012-112 Class FD 10/25/42	0.670%	1,319,137	1,330,692
CMO Series 2012-137 Class CF 08/25/41	0.470%	2,126,820	2,118,444
CMO Series 2012-14 Class FG 07/25/40	0.570%	2,098,447	2,109,369
CMO Series 2012-47 Class HF 05/25/27	0.570%	6,245,910	6,277,602
CMO Series 2012-58 Class FA 03/25/39	0.670%	2,693,002	2,712,515

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 411 Class F1 08/25/42	0.720%	4,336,281	4,358,070
CMO Series 412 Class F2 08/25/42	0.670%	2,165,060	2,167,448
Series 2003-W16 Class AF5 11/25/33	4.593%	1,371,303	1,402,160
Series 2013-M9 Class A2 01/25/23	2.389%	3,000,000	2,963,046
Federal National Mortgage Association(c)(d)(e) CMO IO Series 1996-4 Class SA 02/25/24	8.330%	215,755	47,123
CMO IO Series 2006-117 Class GS 12/25/36	6.481%	658,733	104,703
CMO IO Series 2006-43 Class SI 06/25/36	6.431%	2,733,860	395,186
CMO IO Series 2006-58 Class IG 07/25/36	6.351%	1,108,226	193,563
CMO IO Series 2006-8 Class WN 03/25/36	6.531%	2,427,146	500,465
CMO IO Series 2006-94 Class GI 10/25/26	6.481%	1,584,272	237,454
CMO IO Series 2007-109 Class PI 12/25/37	6.181%	1,672,578	236,063
CMO IO Series 2007-65 Class KI 07/25/37	6.451%	810,843	124,715
CMO IO Series 2007-72 Class EK 07/25/37	6.231%	2,759,294	335,777
CMO IO Series 2007-W7 Class 2A2 07/25/37	6.361%	1,311,647	166,345
CMO IO Series 2009-112 Class ST 01/25/40	6.081%	1,012,762	135,977
CMO IO Series 2009-17 Class QS 03/25/39	6.481%	657,793	86,514
CMO IO Series 2009-37 Class KI 06/25/39	5.831%	2,636,613	322,791
CMO IO Series 2009-68 Class SA 09/25/39	6.581%	1,319,176	234,957
CMO IO Series 2010-125 Class SA 11/25/40	4.271%	4,986,229	395,467
CMO IO Series 2010-147 Class SA 01/25/41	6.361%	4,130,786	921,225
CMO IO Series 2010-35 Class SB 04/25/40	6.251%	848,895	102,590
CMO IO Series 2010-42 Class S 05/25/40	6.231%	747,477	128,716
CMO IO Series 2010-68 Class SA 07/25/40	4.831%	4,475,225	442,764
CMO IO Series 2011-30 Class LS 04/25/41	1.835%	3,037,779	232,908
Federal National Mortgage Association(d) 10/01/19 - 08/01/40	5.000%	6,644,327	7,322,647
10/01/19 - 11/01/48	6.000%	13,785,135	15,345,965
04/01/20 - 07/01/42	4.000%	7,163,469	7,707,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/21 - 10/01/39	5.500%	10,378,083	11,587,573
05/01/22 - 08/01/37	7.500%	350,416	382,772
02/01/24 - 02/01/39	6.500%	9,251,093	10,568,800
04/25/31 - 08/01/43	3.500%	54,330,280	56,716,071
10/25/33 - 02/01/43	3.000%	8,609,852	8,666,830
04/01/37 - 01/01/39	7.000%	2,680,916	3,035,587
CMO Series 1999-7 Class AB 03/25/29	6.000%	499,395	556,442
CMO Series 2001-60 Class PX 11/25/31	6.000%	689,407	762,180
CMO Series 2002-50 Class ZA 05/25/31	6.000%	2,756,683	3,025,592
CMO Series 2002-78 Class Z 12/25/32	5.500%	969,007	1,046,537
CMO Series 2003-23 Class EQ 04/25/23	5.500%	1,792,018	1,960,258
CMO Series 2004-50 Class VZ 07/25/34	5.500%	3,558,459	3,886,578
CMO Series 2004-65 Class LT 08/25/24	4.500%	666,320	716,184
CMO Series 2004-W10 Class A6 08/25/34	5.750%	3,000,000	3,402,279
CMO Series 2005-121 Class DX 01/25/26	5.500%	1,380,059	1,511,840
CMO Series 2005-67 Class EY 08/25/25	5.500%	598,541	658,645
CMO Series 2006-105 Class ME 11/25/36	5.500%	1,500,000	1,680,685
CMO Series 2006-16 Class HZ 03/25/36	5.500%	5,650,559	6,254,236
CMO Series 2006-W3 Class 2A 09/25/46	6.000%	633,565	709,448
CMO Series 2007-104 Class ZE 08/25/37	6.000%	1,385,448	1,493,187
CMO Series 2007-116 Class PB 08/25/35	5.500%	718,642	794,114
CMO Series 2007-18 Class MZ 03/25/37	6.000%	1,598,121	1,761,508
CMO Series 2007-42 Class B 05/25/37	6.000%	1,710,323	1,910,002
CMO Series 2007-76 Class ZG 08/25/37	6.000%	3,900,908	4,359,670
CMO Series 2008-80 Class GP 09/25/38	6.250%	218,495	244,649
CMO Series 2009-59 Class HB 08/25/39	5.000%	1,439,433	1,571,524
CMO Series 2009-60 Class HT 08/25/39	6.000%	1,415,695	1,591,965
CMO Series 2009-79 Class UA 03/25/38	7.000%	185,718	208,189

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-W1 Class A 12/25/49	6.000%	3,347,642	3,716,954
CMO Series 2010-111 Class AE 04/25/38	5.500%	4,900,486	5,267,180
CMO Series 2010-111 Class AM 10/25/40	5.500%	3,000,000	3,418,986
CMO Series 2010-133 Class A 05/25/38	5.500%	4,184,141	4,519,115
CMO Series 2010-148 Class MA 02/25/39	4.000%	914,038	956,417
CMO Series 2010-2 Class LC 02/25/40	5.000%	1,200,000	1,359,083
CMO Series 2010-47 Class AV 05/25/21	5.000%	3,194,599	3,236,675
CMO Series 2010-83 Class DN 12/25/20	4.500%	2,910,053	3,129,890
CMO Series 2011-118 Class MT 11/25/41	7.000%	2,659,564	3,013,306
CMO Series 2011-118 Class NT 11/25/41	7.000%	3,108,399	3,559,565
CMO Series 2011-39 Class ZA 11/25/32	6.000%	966,329	1,078,365
CMO Series 2011-44 Class EB 05/25/26	3.000%	3,000,000	3,071,592
CMO Series 2011-46 Class B 05/25/26	3.000%	6,000,000	6,189,132
CMO Series 2011-59 Class NZ 07/25/41	5.500%	2,059,964	2,391,049
CMO Series 2012-66 Class CB 06/25/32	3.000%	3,000,000	2,852,913
CMO Series 2013-100 Class WB 10/25/33	3.000%	3,000,000	2,951,028
CMO Series 2013-101 Class E 10/25/33	3.000%	3,000,000	2,954,701
CMO Series 2013-103 Class VG 03/25/30	3.000%	2,500,000	2,419,502
CMO Series 2013-108 Class GU 10/25/33	3.000%	2,500,000	2,432,715
CMO Series 2013-4 Class AJ 02/25/43	3.500%	3,528,091	3,623,064
CMO Series 2013-59 Class PY 06/25/43	2.500%	1,000,000	900,403
CMO Series 2013-81 Class TA 02/25/43	3.000%	2,500,000	2,363,742
CMO Series 2013-90 Class DL 09/25/33	3.500%	1,500,000	1,558,945
CMO Series G94-8 Class K 07/17/24	8.000%	407,497	465,956
Series 2012-M5 Class A2 02/25/22	2.715%	2,122,000	2,153,085
Federal National Mortgage Association(d)(f) CMO PO STRIPS Series 293 Class 1 12/01/24	0.000%	427,912	408,045
CMO PO STRIPS Series 300 Class 1 09/01/24	0.000%	399,437	380,451

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO Series 2000-18 Class EC 10/25/23	0.000%	180,244	171,436
CMO PO Series 2004-46 Class EP 03/25/34	0.000%	407,238	381,976
CMO PO Series 2004-61 Class BO 10/25/32	0.000%	97,238	97,087
CMO PO Series 2006-113 Class PO 07/25/36	0.000%	248,950	241,393
CMO PO Series 2006-15 Class OP 03/25/36	0.000%	420,167	394,837
CMO PO Series 2006-60 Class CO 06/25/35	0.000%	290,465	285,139
CMO PO Series 2006-60 Class DO 04/25/35	0.000%	440,506	427,710
CMO PO Series 2006-8 Class WQ 03/25/36	0.000%	661,949	624,621
CMO PO Series 2006-86 Class OB 09/25/36	0.000%	851,065	795,009
CMO PO Series 2009-113 Class AO 01/25/40	0.000%	463,052	435,538
CMO PO Series 2009-69 Class PO 09/25/39	0.000%	301,462	288,024
CMO PO Series 2009-86 Class BO 03/25/37	0.000%	331,332	315,094
CMO PO Series 2009-86 Class OT 10/25/37	0.000%	933,400	862,372
CMO PO Series 2010-39 Class OT 10/25/35	0.000%	363,993	338,712
CMO PO Series 2010-68 Class CO 07/25/40	0.000%	727,885	688,932
CMO PO Series 2013-101 Class DO 10/25/43	0.000%	3,731,135	3,076,048
CMO PO Series 2013-128 Class PO 12/25/43	0.000%	2,789,473	2,249,143
CMO PO Series 2013-92 Class PO 09/25/43	0.000%	2,794,161	2,276,054
CMO PO Series 314 Class 1 07/01/31	0.000%	323,869	293,332
CMO PO Series 3151 Class PO 05/15/36	0.000%	414,636	389,543
Federal National Mortgage Association(d)(e) CMO IO Series 2009-71 Class BI 08/25/24	4.500%	280,865	27,882
CMO IO Series 2009-86 Class IP 10/25/39	5.500%	456,411	68,718
CMO IO Series 2010-155 Class KI 01/25/21	3.000%	2,230,999	126,758
Government National Mortgage Association(c)(d) CMO Series 2007-16 Class NS 04/20/37	22.696%	249,396	344,680
CMO Series 2010-H17 Class XQ 07/20/60	5.240%	6,272,776	6,876,079
CMO Series 2011-137 Class WA 07/20/40	5.525%	2,202,613	2,467,812
CMO Series 2012-141 Class WC 01/20/42	3.752%	1,569,041	1,632,791

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-61 Class FM 05/16/42	0.561%	4,371,214	4,395,107
CMO Series 2012-H10 Class FA 12/20/61	0.706%	2,570,943	2,570,231
CMO Series 2012-H21 Class CF 05/20/61	0.856%	2,705,224	2,727,277
CMO Series 2012-H21 Class DF 05/20/61	0.806%	2,414,121	2,419,898
CMO Series 2012-H26 Class MA 07/20/62	0.706%	1,925,303	1,934,790
CMO Series 2012-H28 Class FA 09/20/62	0.736%	4,394,860	4,396,328
CMO Series 2012-H30 Class JA 01/20/60	0.636%	1,689,153	1,694,407
CMO Series 2012-H30 Class PA 11/20/59	0.606%	1,754,623	1,759,357
CMO Series 2013-54 Class WA 11/20/42	4.709%	3,145,123	3,385,760
CMO Series 2013-75 Class WA 06/20/40	5.227%	1,160,038	1,283,925
CMO Series 2013-H01 Class TA 01/20/63	0.656%	1,832,869	1,839,966
CMO Series 2013-H05 Class FB 02/20/62	0.556%	2,840,891	2,843,038
CMO Series 2013-H07 Class GA 03/20/63	0.626%	2,667,396	2,656,113
CMO Series 2013-H07 Class HA 03/20/63	0.566%	1,840,968	1,827,553
CMO Series 2013-H09 Class GA 04/20/63	0.636%	2,782,764	2,771,894
CMO Series 2013-H09 Class SA 04/20/63	0.656%	4,285,685	4,269,305
CMO Series 2013-H21 Class FA 09/20/63	0.906%	4,893,869	4,935,510
CMO Series 2013-H21 Class FB 09/20/63	0.856%	5,097,830	5,129,487
Government National Mortgage Association(c)(d)(e) CMO IO Series 2005-3 Class SE 01/20/35	5.935%	1,812,531	258,875
CMO IO Series 2006-38 Class SG 09/20/33	6.485%	391,686	6,537
CMO IO Series 2007-26 Class SW 05/20/37	6.035%	2,401,712	325,079
CMO IO Series 2007-40 Class SN 07/20/37	6.515%	1,679,412	258,639
CMO IO Series 2008-62 Class SA 07/20/38	5.985%	1,452,617	200,694
CMO IO Series 2008-76 Class US 09/20/38	5.735%	1,895,468	239,020
CMO IO Series 2008-95 Class DS 12/20/38	7.135%	1,656,912	275,398
CMO IO Series 2009-102 Class SM 06/16/39	6.239%	1,724,522	172,133
CMO IO Series 2009-106 Class ST 02/20/38	5.835%	2,365,901	320,139

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2009-64 Class SN 07/16/39	5.939%	1,439,239	159,276
CMO IO Series 2009-67 Class SA 08/16/39	5.889%	969,069	116,059
CMO IO Series 2009-72 Class SM 08/16/39	6.089%	2,080,129	287,942
CMO IO Series 2009-81 Class SB 09/20/39	5.925%	2,521,535	313,929
CMO IO Series 2009-83 Class TS 08/20/39	5.935%	2,023,499	246,513
CMO IO Series 2010-47 Class PX 06/20/37	6.535%	2,853,026	491,442
CMO IO Series 2011-75 Class SM 05/20/41	6.435%	1,377,078	306,287
Government National Mortgage Association(d) 09/15/22	5.000%	566,374	606,683
09/20/38 - 08/20/39	6.000%	2,755,518	3,123,419
09/20/38 - 12/20/38	7.000%	505,184	576,913
04/20/63	4.479%	2,065,480	2,259,717
05/20/63	4.433%	3,117,904	3,408,895
05/20/63	4.462%	3,088,204	3,378,397
06/20/63	4.375%	4,901,727	5,350,509
CMO Series 1998-11 Class Z 04/20/28	6.500%	486,396	547,256
CMO Series 1999-16 Class Z 05/16/29	6.500%	444,966	499,892
CMO Series 2002-47 Class PG 07/16/32	6.500%	439,971	501,724
CMO Series 2003-25 Class PZ 04/20/33	5.500%	4,313,699	4,764,287
CMO Series 2003-75 Class ZX 09/16/33	6.000%	1,667,374	1,852,403
CMO Series 2005-26 Class XY 03/20/35	5.500%	1,321,000	1,474,599
CMO Series 2005-72 Class AZ 09/20/35	5.500%	1,661,279	1,863,523
CMO Series 2006-17 Class JN 04/20/36	6.000%	760,969	838,206
CMO Series 2006-33 Class NA 01/20/36	5.000%	894,537	947,950
CMO Series 2006-69 Class MB 12/20/36	5.500%	2,831,630	3,101,062
CMO Series 2007-6 Class LD 03/20/36	5.500%	152,533	154,260
CMO Series 2008-23 Class PH 03/20/38	5.000%	2,399,577	2,620,973
CMO Series 2009-104 Class AB 08/16/39	7.000%	1,973,642	2,245,524
CMO Series 2009-2 Class PA 12/20/38	5.000%	493,168	531,963
CMO Series 2009-89 Class VA 07/20/20	5.000%	1,748,095	1,885,663
CMO Series 2010-130 Class CP 10/16/40	7.000%	1,272,794	1,480,575

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-14 Class QP 12/20/39	6.000%	672,395	712,714
CMO Series 2011-43 Class ZQ 01/16/33	5.500%	2,456,962	2,712,769
CMO Series 2013-H01 Class FA 01/20/63	1.650%	4,072,914	4,037,740
CMO Series 2013-H04 Class BA 02/20/63	1.650%	2,434,605	2,413,682
CMO Series 2013-H07 Class JA 03/20/63	1.750%	4,481,690	4,455,642
CMO Series 2013-H09 Class HA 04/20/63	1.650%	5,783,542	5,726,568
Government National Mortgage Association(d)(f) CMO PO Series 2008-1 Class PO 01/20/38	0.000%	291,843	271,249
CMO PO Series 2010-14 Class AO
12/20/32	0.000%	414,586	403,251
CMO PO Series 2010-157 Class OP 12/20/40	0.000%	1,721,036	1,463,439
Government National Mortgage Association(d)(e) CMO IO Series 2010-107 Class IL 07/20/39	6.000%	1,776,867	338,586
CMO IO Series 2010-144 Class BI 09/16/37	4.000%	5,830,072	600,962
Vendee Mortgage Trust CMO Series 1998-2 Class 1G(d) 06/15/28	6.750%	537,385	612,957
Total Residential Mortgage-Backed Securities — Agency (Cost: $664,756,061)			683,122,755

Residential Mortgage-Backed Securities —
Non-Agency 4.5%

AJAX Mortgage Loan Trust(a)(c)(d) CMO Series 2014-A Class A 10/25/57	3.750%	1,467,202	1,464,121
AJAX Mortgage Loan Trust(a)(c)(d)(g) CMO Series 2013-A Class A 02/25/51	3.500%	2,381,749	2,358,827
CMO Series 2013-B Class A1 03/25/52	3.750%	1,353,727	1,351,796
CMO Series 2013-C Class A 03/25/35	4.500%	1,826,344	1,829,432
ASG Resecuritization Trust(a)(c)(d) CMO Series 2009-2 Class G60 05/24/36	4.688%	800,000	805,828
CMO Series 2009-3 Class A65 03/26/37	2.287%	1,062,163	1,057,320
CMO Series 2011-1 Class 3A50 11/28/35	2.510%	670,584	656,904

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a)(d) CMO Series 2011-1 Class 1A85 09/28/20	4.000%	379,023	380,980
BCAP LLC Trust(a)(c)(d) 05/28/36	0.306%	886,111	871,272
08/26/37	5.000%	1,208,022	1,196,585
CMO Series 2009-RR13 Class 17A2 04/26/37	5.500%	491,846	507,187
CMO Series 2010-RR12 Class 2A5 01/26/36	4.500%	616,120	624,146
CMO Series 2010-RR4 Class 12A1 07/26/36	4.000%	88,962	89,466
CMO Series 2010-RR6 Class 22A3 06/26/36	4.344%	360,119	367,057
CMO Series 2010-RR7 Class 16A1 02/26/47	0.815%	243,132	241,687
CMO Series 2010-RR7 Class 1A5 04/26/35	4.621%	186,889	187,479
CMO Series 2010-RR7 Class 2A1 07/26/45	2.140%	971,806	979,259
CMO Series 2010-RR8 Class 3A3 05/26/35	5.046%	123,197	124,247
CMO Series 2010-RR8 Class 3A4 05/26/35	5.046%	1,000,000	942,985
CMO Series 2011-RR10 Class 2A1 09/26/37	1.008%	1,533,530	1,466,178
CMO Series 2012-3 Class 2A5 05/26/37	2.229%	1,193,640	1,183,224
CMO Series 2012-RR10 Class 1A1 02/26/37	0.385%	879,270	848,050
CMO Series 2012-RR10 Class 3A1 05/26/36	0.345%	1,608,750	1,523,882
CMO Series 2012-RR2 Class 1A1 08/26/36	0.340%	798,891	782,161
Series 2011-RR5 Class 14A3 07/26/36	2.685%	117,724	117,390
Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1(d) 02/25/34	6.000%	580,431	617,427
Banc of America Funding Trust(a)(d) CMO Series 2010-R5 Class 1A1 10/26/37	5.500%	167,438	168,469
Banc of America Funding Trust(d) CMO Series 2004-3 Class 1A1 10/25/34	5.500%	354,103	371,509
Banc of America Mortgage Trust(c)(d) CMO Series 2004-C Class 2A2 04/25/34	2.691%	281,892	284,579
Banc of America Mortgage Trust(d) CMO Series 2003-3 Class 1A7 05/25/33	5.500%	525,187	541,289
CMO Series 2004-3 Class 1A26 04/25/34	5.500%	490,152	501,301

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Mortgage Trust(d)(f) CMO PO Series 2004-5 Class 1A9 06/25/34	0.000%	423,566	372,161
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2003-4 Class 3A1(c)(d) 07/25/33	2.316%	151,679	152,135
Bear Stearns Alt-A Trust(c)(d) CMO Series 2004-6 Class 1A 07/25/34	0.810%	1,045,056	1,001,629
CMO Series 2005-2 Class 1A1 03/25/35	0.670%	437,289	428,702
CAM Mortgage Trust CMO Series 2014-2 Class A(a)(c)(d) 05/15/48	2.600%	600,274	600,217
Chase Mortgage Finance Corp.(c)(d) CMO Series 2007-A1 Class 1A3 02/25/37	2.535%	1,466,871	1,446,278
CMO Series 2007-A1 Class 2A1 02/25/37	2.464%	574,939	574,577
CMO Series 2007-A1 Class 7A1 02/25/37	2.431%	345,177	345,182
Citigroup Mortgage Loan Trust, Inc.(a)(c)(d) CMO Series 2008-AR4 Class 1A1A 11/25/38	2.732%	1,174,560	1,184,321
CMO Series 2009-10 Class 1A1 09/25/33	2.406%	874,318	876,842
CMO Series 2009-11 Class 3A1 05/25/37	5.750%	851,768	895,816
CMO Series 2010-10 Class 2A1 02/25/36	2.817%	870,783	878,792
CMO Series 2010-7 Class 10A1 02/25/35	2.610%	222,191	223,829
Citigroup Mortgage Loan Trust, Inc.(a)(d) CMO Series 2010-8 Class 5A6 11/25/36	4.000%	2,776,128	2,823,526
CMO Series 2010-8 Class 6A6 12/25/36	4.500%	2,331,057	2,390,056
Citigroup Mortgage Loan Trust, Inc.(a)(d) CMO Series 2012-A Class A 06/25/51	2.500%	994,967	966,486
Citigroup Mortgage Loan Trust, Inc.(d) CMO Series 2003-1 Class 3A4 09/25/33	5.250%	401,982	417,422
CMO Series 2005-2 Class 2A11 05/25/35	5.500%	409,635	426,468
Countrywide Home Loan Mortgage Pass-Through Trust(d) CMO Series 2004-13 Class 1A4 08/25/34	5.500%	526,844	547,234
CMO Series 2004-3 Class A26 04/25/34	5.500%	297,542	312,397
CMO Series 2004-5 Class 1A4 06/25/34	5.500%	719,232	745,836

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage Securities Corp.(d) CMO Series 2003-21 Class 1A4 09/25/33	5.250%	299,226	309,234
CMO Series 2003-27 Class 5A4 11/25/33	5.250%	474,583	484,506
CMO Series 2004-4 Class 2A4 09/25/34	5.500%	716,871	782,871
CMO Series 2004-5 Class 3A1 08/25/19	5.250%	350,804	359,733
CMO Series 2004-8 Class 1A4 12/25/34	5.500%	624,799	675,964
Credit Suisse Mortgage Capital Certificates(a)(c)(d) CMO Series 2010-11R Class A6 06/28/47	1.170%	3,979,928	3,818,386
CMO Series 2010-16 Class A4 06/25/50	3.719%	2,000,000	2,048,654
CMO Series 2010-17R Class 1A1 06/26/36	2.300%	416,454	415,981
CMO Series 2010-1R Class 5A1 01/27/36	4.900%	169,133	171,441
CMO Series 2011-16R Class 7A3 12/27/36	3.500%	862,921	871,783
CMO Series 2011-6R Class 3A1 07/28/36	2.649%	669,459	659,733
CMO Series 2011-9R Class A1 03/27/46	2.156%	920,051	922,639
CMO Series 2012-3R Class 1A1 07/27/37	2.346%	993,974	990,202
Series 2014-ICE Class A 04/15/27	0.955%	2,018,000	2,014,462
Federal National Mortgage Association(d)(h) 02/01/34	3.340%	1,000,000	1,023,900
02/01/34	3.550%	1,000,000	1,028,600
GMAC Mortgage Corp. Loan Trust(c)(d) CMO Series 2003-AR2 Class 2A4 12/19/33	2.788%	1,014,102	1,018,058
GMAC Mortgage Corp. Loan Trust(d) CMO Series 2004-J1 Class A20 04/25/34	5.500%	502,606	512,676
GSMPS Mortgage Loan Trust(a)(c)(d) CMO Series 2005-RP3 Class 1AF 09/25/35	0.520%	1,169,699	997,583
GSMPS Mortgage Loan Trust(a)(c)(d)(e) CMO IO Series 2005-RP3 Class 1AS 09/25/35	4.781%	906,517	122,068
GSR Mortgage Loan Trust(c)(d) CMO Series 2005-5F Class 8A3 06/25/35	0.670%	54,009	52,208
GSR Mortgage Loan Trust(d) CMO Series 2003-7F Class 1A4 06/25/33	5.250%	712,663	732,499

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HarborView Mortgage Loan Trust CMO Series 2004-3 Class 1A(c)(d) 05/19/34	2.582%	2,645,808	2,636,691
Homeowner Assistance Program Reverse Mortgage Loan Trust CMO Series 2013-RM1 Class A(a)(d)(g) 05/26/53	4.000%	2,520,151	2,461,180
Impac CMB Trust CMO Series 2005-4 Class 2A1(c)(d) 05/25/35	0.470%	517,805	514,491
Impac Secured Assets CMN Owner Trust CMO Series 2003-3 Class A1(c)(d) 08/25/33	4.952%	340,839	355,295
Impac Secured Assets Trust(c)(d) CMO Series 2006-1 Class 2A1 05/25/36	0.520%	317,205	306,991
CMO Series 2006-2 Class 2A1 08/25/36	0.520%	673,671	661,238
JPMorgan Mortgage Trust(c)(d) CMO Series 2007-A1 Class 5A5 07/25/35	2.576%	807,583	823,580
Series 2006-A2 Class 5A3 11/25/33	2.430%	1,234,234	1,236,800
JPMorgan Resecuritization Trust(a)(c)(d) CMO Series 2009-6 Class 4A1 09/26/36	2.515%	323,685	325,739
CMO Series 2010-4 Class 7A1 08/26/35	1.865%	229,635	228,794
LVII Resecuritization Trust(a)(c)(d) CMO Series 2009-2 Class M3 09/27/37	5.128%	1,410,612	1,422,490
CMO Series 2009-3 Class M3 11/27/37	4.800%	650,000	652,661
MASTR Adjustable Rate Mortgages Trust(c)(d) CMO Series 2004-13 Class 2A1 04/21/34	2.643%	686,951	690,834
CMO Series 2004-13 Class 3A7 11/21/34	2.639%	1,291,798	1,314,441
MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6(a)(d) 12/27/33	5.500%	346,156	372,974
MASTR Seasoned Securities Trust(d) CMO Series 2004-2 Class A1 08/25/32	6.500%	477,725	515,862
CMO Series 2004-2 Class A2 08/25/32	6.500%	752,417	812,485
Merrill Lynch Mortgage Investors Trust(c)(d) CMO Series 2003-A Class 2A1 03/25/28	0.950%	566,281	523,994
CMO Series 2003-E Class A1 10/25/28	0.790%	1,231,940	1,212,967
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-1 Class 2A1 12/25/34	2.161%	747,332	728,700
CMO Series 2004-A Class A1 04/25/29	0.630%	1,121,370	1,068,471
CMO Series 2004-A4 Class A2 08/25/34	2.457%	810,552	831,026
CMO Series 2004-G Class A2 01/25/30	0.925%	779,696	757,317
Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A(c)(d) 04/25/34	5.682%	650,183	685,735
Morgan Stanley Re-Remic Trust(a)(d) 07/27/49	0.250%	2,400,000	2,071,200
07/27/49	2.000%	3,040,150	3,047,750
Morgan Stanley Re-Remic Trust(a)(d)(f) CMO PO Series 2009 Class B 07/17/56	0.000%	116,668	116,172
NACC Reperforming Loan Remic Trust CMO Series 2004-R2 Class A1(a)(c)(d) 10/25/34	6.500%	256,459	260,047
NCUA Guaranteed Notes(c)(d) CMO Series 2010-R3 Class 1A 12/08/20	0.717%	1,029,062	1,038,870
NCUA Guaranteed Notes(d) CMO Series 2010-R3 Class 3A 12/08/20	2.400%	390,480	393,415
Prime Mortgage Trust CMO Series 2004-2 Class A2(d) 11/25/19	4.750%	408,046	419,681
RALI Trust(c)(d) CMO Series 2003-QS13 Class A5 07/25/33	0.820%	452,874	421,887
RALI Trust(d) CMO Series 2003-QS13 Class A2 07/25/33	4.000%	1,582,861	1,497,163
CMO Series 2003-QS15 Class A7 08/25/33	5.500%	1,862,468	1,899,971
CMO Series 2004-QS3 Class CB 03/25/19	5.000%	420,473	431,127
RBSSP Resecuritization Trust(a)(c)(d) CMO Series 2010-9 Class 3A1 10/26/34	5.000%	374,895	390,197
CMO Series 2010-9 Class 7A5 05/26/37	4.000%	677,659	685,824
CMO Series 2012-3 Class 3A1 09/26/36	0.320%	1,048,127	997,022
RBSSP Resecuritization Trust(a)(d) CMO Series 2009-1 Class 1A1 02/26/36	6.500%	664,579	703,360
CMO Series 2009-2 Class 1A1 08/26/37	7.000%	274,619	290,052

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-12 Class 8A1 06/27/21	4.000%	48,618	48,684
RFMSI Trust(d) CMO Series 2003-S4 Class A4 03/25/33	5.750%	558,163	572,663
CMO Series 2005-S1 Class 2A1 02/25/20	4.750%	165,132	169,743
Residential Asset Mortgage Products Trust CMO Series 2004-SL2 Class A3(d) 10/25/31	7.000%	730,706	769,079
Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1(c)(d) 12/25/34	2.489%	548,160	556,643
Sequoia Mortgage Trust(c)(d) CMO Series 2003-1 Class 1A 04/20/33	0.925%	2,165,580	2,159,458
CMO Series 2003-8 Class A1 01/20/34	0.805%	1,636,345	1,559,574
CMO Series 2004-11 Class A1 12/20/34	0.465%	1,726,893	1,646,776
CMO Series 2004-12 Class A3 01/20/35	0.664%	700,260	641,352
Station Place Securitization Trust(c)(d) 02/25/15	1.704%	2,500,000	2,500,000
Structured Adjustable Rate Mortgage Loan Trust(c)(d) CMO Series 2004-4 Class 5A 04/25/34	2.384%	451,024	413,920
CMO Series 2004-6 Class 5A4 06/25/34	2.354%	305,918	304,224
Structured Asset Mortgage Investments II Trust(c)(d) CMO Series 2004-AR5 Class 1A1 10/19/34	0.824%	967,916	911,513
CMO Series 2005-AR5 Class A3 07/19/35	0.414%	540,381	517,930
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c)(d) CMO Series 2003-34A Class 3A3 11/25/33	2.477%	1,567,865	1,546,171
CMO Series 2003-40A Class 3A2 01/25/34	2.376%	707,748	685,264
Series 2004-6XS Class A5A 03/25/34	5.530%	583,877	605,870
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(d) CMO Series 2003-30 Class 1A5 10/25/33	5.500%	745,040	782,853
Structured Asset Securities Corp. CMO Series 2004-4XS Class 1A5(c)(d) 02/25/34	5.490%	678,682	720,687

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thornburg Mortgage Securities Trust CMO Series 2004-4 Class 3A(c)(d) 12/25/44	1.972%	641,976	638,118
VML LLC CMO Series 2014-NPL1 Class A1(a)(c)(d) 04/25/54	3.875%	505,206	505,206
WaMu Mortgage Pass-Through Certificates Trust(c)(d) CMO Series 2003-AR11 Class A6 10/25/33	2.424%	1,125,602	1,139,369
CMO Series 2003-AR5 Class A7 06/25/33	2.443%	475,683	480,871
CMO Series 2003-AR6 Class A1 06/25/33	2.438%	599,459	600,331
CMO Series 2003-AR7 Class A7 08/25/33	2.299%	730,874	734,032
CMO Series 2004-AR3 Class A2 06/25/34	2.370%	401,660	405,340
WaMu Mortgage Pass-Through Certificates Trust(d) CMO Series 2004-CB1 Class 3A2 06/25/34	5.500%	1,230,907	1,274,285
CMO Series 2004-CB3 Class 4A 10/25/19	6.000%	309,453	324,834
CMO Series 2004-S3 Class 1A5 07/25/34	5.000%	268,160	281,239
Washington Mutual MSC Mortgage Pass-Through Certificates Trust CMO Series 2003-MS2 Class 1A1(d) 02/25/33	5.750%	361,545	384,615
Wells Fargo Mortgage Loan Trust CMO Series 2012-RR1 Class A1(a)(c)(d) 08/27/37	2.847%	1,472,323	1,478,972
Wells Fargo Mortgage-Backed Securities Trust(c)(d) CMO Series 2003-J Class 2A1 10/25/33	2.506%	224,639	225,763
CMO Series 2003-L Class 2A1 11/25/33	2.551%	285,054	279,780
CMO Series 2004-EE Class 2A1 12/25/34	2.612%	123,899	124,619
CMO Series 2004-G Class A3 06/25/34	2.607%	157,832	158,063
CMO Series 2004-U Class A1 10/25/34	2.566%	1,080,640	1,079,846
CMO Series 2004-W Class A9 11/25/34	2.615%	966,961	982,975
CMO Series 2004P Class 2A1 09/25/34	2.613%	1,457,911	1,465,536
CMO Series 2005-AR8 Class 2A1 06/25/35	2.592%	192,826	194,023
CMO Series 2005-AR9 Class 2A1 10/25/33	2.590%	423,112	426,977
Series 2005-AR3 Class 1A1 03/25/35	2.619%	3,899,317	3,928,421

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Mortgage-Backed Securities Trust(d) CMO Series 2004-4 Class A9 05/25/34	5.500%	593,687	611,134
CMO Series 2005-14 Class 1A1 12/25/35	5.500%	530,020	560,731
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $130,594,787)			133,267,102

Commercial Mortgage-Backed Securities —
Agency 13.0%

Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates Series K037 Class A2(d) 01/25/24	3.490%	4,000,000	4,256,280
Federal National Mortgage Association(c)(d) Series 2010-M3 Class A3 03/25/20	4.332%	4,000,000	4,396,496
Series 2012-M11 Class FA 08/25/19	0.657%	573,011	575,209
Series 2013-M13 Class A2 04/25/23	2.540%	4,118,000	4,103,080
Series 2014-M12 Class ASV2 10/25/21	2.614%	1,500,000	1,519,167
Series 2014-M3 Class A2 01/25/24	3.477%	2,000,000	2,124,016
Federal National Mortgage Association(d) 07/01/17	1.400%	3,500,000	3,506,229
10/01/17	2.490%	1,380,516	1,417,160
10/01/17	2.690%	2,404,948	2,482,045
01/01/18	3.520%	2,393,156	2,528,056
03/01/18	3.800%	1,580,044	1,682,077
11/01/18	2.970%	1,857,558	1,936,892
05/01/19	2.190%	4,760,727	4,823,413
06/01/19	2.100%	2,477,125	2,499,938
06/01/19	2.360%	2,000,000	2,037,721
06/01/19	2.450%	1,983,106	2,026,789
07/01/19	1.940%	1,985,586	1,990,175
07/01/19	2.200%	9,610,620	9,732,875
07/01/19	2.370%	5,000,000	5,105,757
07/01/19	5.240%	2,624,569	2,948,757
08/01/19	2.030%	5,076,000	5,101,317
11/01/19	4.130%	1,500,000	1,637,965
12/01/19	1.470%	1,436,160	1,406,892
12/01/19	1.690%	2,000,000	1,963,674
12/01/19	4.180%	2,545,210	2,780,431
12/01/19	4.514%	4,511,096	4,997,424
01/01/20	4.540%	1,400,917	1,545,291
02/01/20	4.369%	2,348,572	2,587,655
02/01/20	4.400%	8,000,000	8,832,331
04/01/20	4.350%	1,450,759	1,600,953
04/01/20	4.381%	2,473,562	2,738,729

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/20	1.750%	2,919,895	2,881,765
06/01/20	2.010%	15,000,000	14,617,245
07/01/20	3.950%	1,988,892	2,163,093
07/01/20	4.066%	2,412,608	2,634,545
09/01/20	3.505%	2,324,841	2,485,160
10/01/20	3.290%	1,472,059	1,556,494
11/01/20	3.230%	2,414,262	2,545,619
11/01/20	3.375%	917,516	975,414
12/01/20	2.000%	1,500,000	1,482,558
01/01/21	3.940%	2,000,000	2,174,666
01/01/21	4.050%	3,000,000	3,279,487
01/01/21	4.297%	1,338,794	1,484,347
01/01/21	4.380%	2,370,208	2,632,266
04/01/21	4.250%	2,000,000	2,224,889
04/01/21	4.250%	2,500,000	2,778,616
04/01/21	4.380%	2,462,871	2,740,192
05/01/21	4.360%	1,488,755	1,658,621
05/01/21	4.390%	1,479,010	1,647,328
06/01/21	4.240%	1,961,227	2,173,727
06/01/21	4.340%	3,000,000	3,332,923
07/01/21	4.260%	2,500,000	2,774,923
07/01/21	4.318%	2,099,478	2,334,492
08/01/21	3.870%	1,909,952	2,071,070
08/01/21	4.130%	1,430,083	1,579,727
08/01/21	4.500%	4,000,000	4,487,628
09/01/21	2.120%	2,800,000	2,731,325
09/01/21	3.770%	3,000,000	3,235,472
10/01/21	3.590%	2,000,000	2,145,485
01/01/22	3.120%	2,000,000	2,089,951
02/01/22	3.140%	3,000,000	3,135,691
04/01/22	3.050%	3,446,168	3,588,200
05/01/22	2.770%	2,000,000	2,042,639
05/01/22	2.860%	2,871,636	2,948,286
05/01/22	2.940%	2,391,018	2,471,239
05/01/22	3.000%	3,500,000	3,630,596
06/01/22	2.600%	2,850,120	2,881,365
06/01/22	2.760%	7,000,000	7,109,808
06/01/22	2.790%	2,815,756	2,882,495
06/01/22	2.790%	1,983,153	2,023,261
07/01/22	2.640%	4,024,569	4,074,385
07/01/22	2.670%	2,865,808	2,907,181
07/01/22	2.670%	5,000,000	5,076,977
07/01/22	2.690%	10,000,000	10,219,458
07/01/22	2.720%	4,453,282	4,530,895
07/01/22	2.750%	6,205,782	6,330,685
07/01/22	2.760%	3,166,394	3,229,308
07/01/22	2.790%	4,000,000	4,087,401
07/01/22	2.830%	4,000,000	4,097,719
07/01/22	2.980%	3,000,000	3,107,270
07/01/22	2.980%	2,000,000	2,071,513
07/01/22	3.730%	2,668,499	2,872,147
08/01/22	2.360%	5,656,624	5,621,243
08/01/22	2.650%	7,000,000	7,064,657
09/01/22	2.470%	2,396,827	2,399,804
09/01/22	2.900%	1,920,941	1,979,168
10/01/22	2.520%	1,957,681	1,965,685
11/01/22	2.280%	2,143,789	2,119,179

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/22	2.450%	6,000,000	5,996,434
12/01/22	2.190%	2,406,143	2,373,910
12/01/22	2.210%	1,831,054	1,808,664
12/01/22	2.210%	1,958,513	1,934,565
12/01/22	2.220%	8,000,000	7,908,645
12/01/22	2.240%	2,000,000	1,979,580
12/01/22	2.320%	2,403,615	2,381,978
12/01/22	2.340%	1,834,832	1,819,878
12/01/22	2.340%	2,227,722	2,208,864
12/01/22	2.380%	2,000,000	1,990,605
12/01/22	2.390%	1,900,000	1,894,178
12/01/22	2.400%	2,500,000	2,484,779
12/01/22	2.400%	1,800,000	1,791,591
01/01/23	2.340%	1,967,716	1,950,982
02/01/23	2.400%	2,000,000	1,982,624
02/01/23	2.460%	2,880,949	2,884,251
03/01/23	2.490%	2,500,000	2,499,546
04/01/23	2.500%	6,000,000	5,991,405
04/01/23	2.540%	3,202,828	3,215,422
04/01/23	2.640%	2,929,825	2,960,775
04/01/23	2.704%	1,461,737	1,484,618
05/01/23	2.520%	3,000,000	2,989,182
06/01/23	2.420%	2,921,797	2,905,052
06/01/23	2.510%	1,945,608	1,948,419
07/01/23	2.809%	2,945,822	3,023,207
07/01/23	3.670%	6,000,000	6,486,694
08/01/23	3.350%	3,000,000	3,162,515
08/01/23	3.590%	2,500,000	2,687,872
10/01/23	3.760%	1,995,874	2,162,739
11/01/23	3.690%	1,200,000	1,299,484
07/01/26	4.450%	2,870,403	3,270,037
10/01/26	3.235%	1,496,057	1,543,558
12/01/26	3.240%	1,500,000	1,551,120
06/01/37	5.832%	1,207,709	1,447,811
Series 2011-M1 Class A3 06/25/21	3.763%	1,500,000	1,617,364
Series 2012-M8 Class ASQ2 12/25/19	1.520%	757,576	758,065
Series 2012-M8 Class ASQ3 12/25/19	1.801%	800,000	798,214
Series 2013-M7 Class A2 12/27/22	2.280%	1,878,000	1,835,426
Total Commercial Mortgage-Backed Securities — Agency (Cost: $374,781,317)			383,302,130

Commercial Mortgage-Backed Securities —
Non-Agency 3.1%

A10 Securitization LLC(a)(d) Series 2012-1 Class A 04/15/24	3.492%	191,117	191,142
Series 2013-1 Class A 11/15/25	2.400%	1,046,507	1,049,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
A10 Term Asset Financing LLC(a)(d) Series 2013-2 Class A 11/15/27	2.620%	4,496,716	4,516,565
Series 2013-2 Class B 11/15/27	4.380%	657,000	668,365
Series 2014-1 Class A2 04/15/33	3.020%	1,807,000	1,810,068
ACRE Commercial Mortgage Trust(a)(c)(d) Series 2014-FL2 Class B 08/15/31	2.212%	447,500	444,921
Series 2014-FL2 Class C 08/15/31	2.662%	447,500	444,193
BB-UBS Trust(a)(d) Series 2012-SHOW Class A 11/05/36	3.430%	3,700,000	3,708,399
Series 2012-TFT Class A 06/05/30	2.892%	2,000,000	1,958,160
Banc of America Commercial Mortgage Trust(c)(d) Series 2006-3 Class A4 07/10/44	5.889%	1,553,969	1,635,538
Banc of America Commercial Mortgage Trust(d) Series 2006-5 Class A4 09/10/47	5.414%	775,000	810,728
Series 2007-5 Class A4 02/10/51	5.492%	2,000,000	2,134,598
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3 Class AM(d) 07/10/43	4.727%	1,000,000	1,010,800
Bear Stearns Commercial Mortgage Securities Trust(a)(c)(d)(e) CMO IO Series 2007-T26 Class X1 01/12/45	0.149%	75,272,192	320,885
Bear Stearns Commercial Mortgage Securities Trust(c)(d) Series 2004-PWR4 Class A3 06/11/41	5.468%	27,803	27,797
COBALT CMBS Commercial Mortgage Trust(c)(d)(e) CMO IO Series 2006-C1 Class IO 08/15/48	0.779%	13,388,772	183,373
COBALT CMBS Commercial Mortgage Trust(d) Series 2006-C1 Class A4 08/15/48	5.223%	1,484,936	1,564,813
Series 2006-C1 Class AM 08/15/48	5.254%	1,600,000	1,629,568
COOF Securitization Trust Ltd. CMO IO Series 2014-1 Class A(a)(c)(d)(e) 06/15/40	3.023%	2,888,678	370,329
Citigroup Commercial Mortgage Trust(a)(d) Series 2013-SMP Class A 01/12/30	2.110%	933,196	943,066
Citigroup Commercial Mortgage Trust(c)(d) Series 2005-C3 Class AM 05/15/43	4.830%	1,230,000	1,233,352

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Commercial Mortgage Trust(d) Series 2006-C5 Class A4 10/15/49	5.431%	750,000	794,192
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2006-CD2 Class X 01/15/46	0.086%	196,397,192	108,804
CMO IO Series 2007-CD4 Class XC 12/11/49	0.368%	67,787,285	458,039
Citigroup/Deutsche Bank Commercial Mortgage Trust(c)(d) Series 2005-CD1 Class AJ 07/15/44	5.226%	1,000,000	1,026,315
Series 2005-CD1 Class AM 07/15/44	5.226%	875,000	898,263
Commercial Mortgage Asset Trust Series 1999-C1 Class D(c)(d) 01/17/32	6.888%	50,154	50,077
Commercial Mortgage Pass-Through Certificates Series 2012-MVP Class A(a)(c)(d) 11/17/26	2.100%	198,362	198,697
Commercial Mortgage Trust(a)(c)(d) Series 2013-SFS Class A2 04/12/35	2.987%	624,000	624,846
Series 2014-KYO Class A 06/11/27	1.059%	4,231,000	4,217,170
Series 2014-TWC Class A 02/13/32	1.004%	1,450,000	1,444,780
Commercial Mortgage Trust(a)(d) Series 2013-300P Class A1 08/10/30	4.353%	2,000,000	2,189,536
Commercial Mortgage Trust(c)(d)(e) CMO IO Series 2012-CR2 Class XA 08/15/45	1.907%	2,573,791	256,205
Credit Suisse Commercial Mortgage Trust Series 2006-C2 Class A3(c)(d) 03/15/39	5.669%	1,250,150	1,296,360
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3 Class AM(d) 07/15/37	4.730%	1,000,000	1,010,582
DBRR Trust(a)(c)(d) Series 2013-EZ2 Class A 02/25/45	0.853%	396,624	396,556
Series 2013-EZ3 Class A 12/18/49	1.636%	2,506,095	2,519,017
DBRR Trust(a)(c)(d)(e) CMO IO Series 2011-C32 Class A3X1 06/17/49	2.015%	6,000,000	197,806
GE Capital Commercial Mortgage Corp.(c)(d) Series 2005-C1 Class AJ 06/10/48	4.826%	1,002,587	1,002,230
Series 2005-C1 Class B 06/10/48	4.846%	800,000	800,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. II(a)(d) Series 2012-ALOH Class A 04/10/34	3.551%	2,000,000	2,083,916
Series 2013-KING Class A 12/10/27	2.706%	1,004,961	1,015,870
GS Mortgage Securities Corp. Trust(a)(c)(d)(e) CMO IO Series 2006-GG8 Class X 11/10/39	0.578%	18,876,614	155,185
GS Mortgage Securities Corp. Trust(a)(d) Series 2013-NYC5 Class A 01/10/30	2.318%	1,222,000	1,233,161
Greenwich Capital Commercial Funding Corp.(c)(d) Series 2006-GG7 Class A4 07/10/38	5.819%	2,889,112	3,019,969
Series 2006-GG7 Class AM 07/10/38	5.819%	300,000	316,182
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c)(d)(e) CMO IO Series 2010-C2 Class XA 11/15/43	1.842%	9,687,535	570,237
JPMorgan Chase Commercial Mortgage Securities Trust(c)(d) Series 2005-CB11 Class AJ 08/12/37	5.402%	1,000,000	1,007,176
Series 2006-LDP9 Class A3SF 05/15/47	0.316%	380,233	380,111
JPMorgan Chase Commercial Mortgage Securities Trust(c)(d)(e) CMO IO Series 2006-CB15 Class X1 06/12/43	0.209%	67,026,774	271,820
JPMorgan Chase Commercial Mortgage Securities Trust(d) Series 2006-CB16 Class A4 05/12/45	5.552%	969,954	1,013,438
KGS-Alpha SBA COOF Trust CMO IO Series 2014-2 Class A(a)(c)(d)(e) 04/25/40	3.125%	2,753,387	406,125
KSBA(a)(d)(e) CMO IO Series 2012-2 Class A 08/25/38	0.841%	10,789,531	402,922
CMO IO Series 2013-2 Class A 03/25/39	1.896%	10,513,663	602,893
LB-UBS Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2006-C1 Class XCL 02/15/41	0.356%	41,862,284	148,988
LB-UBS Commercial Mortgage Trust(d) Series 2007-C1 Class AM 02/15/40	5.455%	250,000	266,767
Series 2007-C2 Class A3 02/15/40	5.430%	817,495	874,570
Ladder Capital Commercial Mortgage Trust Series 2013-GCP Class A2(a)(d) 02/15/36	3.985%	1,535,000	1,608,370

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Trust Series 2005-LC1 Class AJ(c)(d) 01/12/44	5.366%	1,000,000	1,034,059
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2006-4 Class XC 12/12/49	0.206%	20,467,332	225,243
Merrill Lynch/Countrywide Commercial Mortgage Trust(d) Series 2007-9 Class A4 09/12/49	5.700%	585,000	632,661
Morgan Stanley Capital I Trust(a)(c)(d)(e) CMO IO Series 2006-IQ12 Class X1 12/15/43	0.466%	42,013,368	337,493
CMO IO Series 2006-T21 Class X 10/12/52	0.204%	81,319,274	245,015
CMO IO Series 2007-HQ11 Class X 02/12/44	0.216%	64,740,636	257,732
Morgan Stanley Re-Remic Trust Series 2012-IO Class AXA(a)(d) 03/27/51	1.000%	1,032,978	1,031,687
NCUA Guaranteed Notes Trust Series 2010-C1 Class A2(d) 10/29/20	2.900%	1,000,000	1,026,803
NCUA Guaranteed Notes Series 2010-C1 Class APT(d) 10/29/20	2.650%	4,755,666	4,853,108
NorthStar Mortgage Trust Series 2012-1 Class A(a)(c)(d) 08/25/29	1.355%	184,843	184,844
NorthStar(a)(c)(d) Series 2013-1A Class A 08/25/29	2.020%	2,917,987	2,920,723
Series 2013-1A Class B 08/25/29	5.170%	1,280,000	1,292,800
ORES NPL LLC Series 2013-LV2 Class A(a)(d) 09/25/25	3.081%	1,288,238	1,288,238
RAIT Financial Trust Series 2014-FL3 Class A(a)(c)(d) 12/15/31	1.411%	1,202,000	1,210,534
RBS Commercial Funding, Inc., Trust Series 2013-SMV Class A(a)(d) 03/11/31	3.260%	797,000	809,137
RCMC LLC Series 2012-CRE1 Class A(a)(d) 11/15/44	5.623%	915,378	941,555
UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class A4(d) 04/10/46	3.244%	857,000	874,291

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VNDO Mortgage Trust(a)(d) Series 2012-6AVE Class A 11/15/30	2.996%	1,165,409	1,166,553
Series 2013-PENN Class A 12/13/29	3.808%	3,000,000	3,178,251
WF-RBS Commercial Mortgage Trust(a)(d) Series 2011-C3 Class A4 03/15/44	4.375%	1,200,000	1,308,333
WF-RBS Commercial Mortgage Trust(d) Series 2012-C6 Class A4 04/15/45	3.440%	960,000	1,003,177
Wachovia Bank Commercial Mortgage Trust(a)(c)(d)(e) CMO IO Series 2004-C12 Class IO 07/15/41	0.104%	27,815,858	167,451
CMO IO Series 2006-C24 Class XC 03/15/45	0.100%	124,951,195	187,552
Wachovia Bank Commercial Mortgage Trust(c)(d) Series 2004-C11 Class A5 01/15/41	5.188%	192,666	193,054
Wells Fargo Commercial Mortgage Trust Series 2013-120B Class A(a)(c)(d) 03/18/28	2.710%	2,000,000	2,002,982
Wells Fargo Resecuritization Trust Series 2012-IO Class A(a)(d) 08/20/21	1.750%	1,293,699	1,293,297
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $91,227,736)			91,190,007

Asset-Backed Securities — Non-Agency 6.5%

AXIS Equipment Finance Receivables II LLC Series 2013-1A Class A(a) 03/20/17	1.750%	1,031,136	1,030,846
Academic Loan Funding Trust(a)(c) Series 2012-1A Class A1 12/27/22	0.970%	624,757	627,991
Series 2013-1A Class A 12/26/44	0.969%	1,931,827	1,926,322
Ally Auto Receivables Trust Series 2012-1 Class A3 02/16/16	0.930%	13,431	13,433
Series 2012-3 Class A3 08/15/16	0.850%	307,595	307,903
Series 2013-2 Class A4 11/15/18	1.240%	750,000	749,607
AmeriCredit Automobile Receivables Trust Series 2012-2 Class A3 10/11/16	1.050%	1,454	1,454

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-3 Class A3 01/09/17	0.960%	150,814	150,878
Series 2012-5 Class A3 06/08/17	0.620%	210,412	210,457
Series 2013-1 Class A3 10/10/17	0.610%	94,462	94,408
American Credit Acceptance Receivables Trust(a) Series 2012-3 Class A 11/15/16	1.640%	123,976	124,099
Series 2013-1 Class A 04/16/18	1.450%	700,800	702,471
Series 2013-2 Class A 02/15/17	1.320%	318,270	318,584
Series 2014-2 Class A 10/10/17	0.990%	2,249,657	2,248,128
Series 2014-2 Class B 03/10/20	2.260%	886,000	885,100
American Tower Trust I(a) Pass-Through Certificates 03/15/43	1.551%	500,000	494,080
Series 13 Class 2A 03/15/23	3.070%	1,100,000	1,093,543
Asset-Backed Funding Certificates Trust Series 2005-AG1 Class A4(c) 06/25/35	5.010%	816,610	825,136
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	1,985,000	1,985,859
BXG Receivables Note Trust Series 2012-A Class A(a) 12/02/27	2.660%	673,924	670,481
Bear Stearns Asset-Backed Securities Trust Series 2003-SD1 Class A(c) 12/25/33	1.070%	653,220	610,943
CNH Equipment Trust Series 2012-A Class A3 05/15/17	0.940%	182,140	182,184
CPS Auto Receivables Trust(a) Series 2011-B Class A 09/17/18	3.680%	570,108	578,265
Series 2011-C Class A 03/15/19	4.210%	305,564	311,272
Series 2012-A Class A 06/17/19	2.780%	173,942	176,237
Series 2012-B Class A 09/16/19	2.520%	1,123,088	1,138,154
Series 2012-C Class A 12/16/19	1.820%	614,036	618,514
Series 2012-D Class A 03/16/20	1.480%	275,837	276,474
Series 2013-A Class A 06/15/20	1.310%	434,245	433,111

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-C Class A 04/16/18	1.640%	1,517,016	1,521,737
Series 2014-C Class A 02/15/19	1.310%	2,142,813	2,136,743
Series 2014-C Class C 08/17/20	3.770%	419,000	418,741
California Republic Auto Receivables Trust Series 2012-1 Class A(a) 08/15/17	1.180%	416,870	417,283
Capital Auto Receivables Asset Trust Series 2013-3 Class A1B(c) 11/20/15	0.595%	454,448	454,561
CarFinance Capital Auto Trust(a) Series 2013-1A Class A 07/17/17	1.650%	263,693	264,052
Series 2013-2A Class A 11/15/17	1.750%	289,416	290,158
Series 2014-1A Class A 12/17/18	1.460%	565,481	565,341
Series 2014-1A Class B 04/15/20	2.720%	375,000	377,594
Series 2014-2A Class A 11/16/20	1.440%	1,753,083	1,745,101
CarNow Auto Receivables Trust Series 2013-1A Class A(a) 10/16/17	1.160%	43,707	43,708
Carlyle Global Market Strategies Commodities Funding Ltd. Series 2014-1A Class A(a)(c)(g)(i) 10/15/21	2.131%	2,686,667	2,686,667
Chase Funding Trust(c) Series 2003-2 Class 2A2 02/25/33	0.730%	655,418	588,856
Series 2003-4 Class 1A5 05/25/33	5.416%	737,605	763,202
Series 2003-6 Class 1A5 11/25/34	5.278%	735,584	755,243
Concord Funding Co. LLC(a) Series 2012-2 Class A 01/15/17	3.145%	2,600,000	2,600,000
Series 2013-1 Class A 02/15/15	2.420%	1,400,000	1,405,279
Conix Mortgage Asset Trust Series 2013-1 Class A(a)(c)(g)(i) 12/25/47	4.704%	1,078,519	571,615
Credit Acceptance Auto Loan Trust(a) Series 2012-1A Class A 09/16/19	2.200%	23,071	23,120
Series 2012-2A Class A 03/16/20	1.520%	820,126	821,836
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-CF2 Class 1A2(a)(c) 01/25/43	5.150%	229,492	233,274

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates CMO Series 2010-16 Class A3(a)(c) 06/25/50	3.719%	800,000	811,444
DT Auto Owner Trust(a) Series 2013-2A Class B 06/15/17	1.780%	2,250,000	2,256,425
Series 2014-3A Class A 04/16/18	0.980%	1,368,000	1,367,172
Exeter Automobile Receivables Trust(a) Series 2012-2A Class A 06/15/17	1.300%	142,408	142,481
Series 2013-1A Class A 10/16/17	1.290%	192,099	192,333
Series 2013-2A Class A 11/15/17	1.490%	985,215	986,723
Series 2014-2A Class C 12/16/19	3.260%	315,000	309,588
Series 2014-3A Class A 01/15/19	1.320%	2,060,942	2,058,513
Series 2014-3A Class B 11/15/19	2.770%	556,000	554,539
Fifth Third Auto Series 2013-1 Class A3 10/16/17	0.880%	2,094,000	2,096,499
First Investors Auto Owner Trust(a) Series 2012-2A Class A2 05/15/18	1.470%	216,875	217,290
Series 2013-1A Class A2 10/15/18	0.900%	254,719	254,961
Flagship Credit Auto Trust(a) Series 2013-1 Class A 04/16/18	1.320%	763,406	764,066
Series 2013-2 Class A 01/15/19	1.940%	1,386,485	1,392,391
Series 2014-1 Class A 04/15/19	1.210%	1,248,327	1,245,449
Series 2014-1 Class B 02/18/20	2.550%	245,000	244,647
Series 2014-2 Class A 12/16/19	1.430%	1,422,474	1,418,094
Series 2014-2 Class B 11/16/20	2.840%	446,000	445,134
Series 2014-2 Class C 12/15/20	3.950%	220,000	219,749
Ford Credit Auto Lease Trust Series 2013-B Class A3 09/15/16	0.760%	2,014,000	2,014,383
Series 2013-B Class A4 10/15/16	0.960%	750,000	750,639
Fortress Opportunities Residential Transaction(a)(c)(g) Series 2013-1A Class A1N 10/25/33	3.960%	98,965	99,039
Series 2013-1A Class AR 10/25/18	4.210%	51,425	51,396

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT CMO Series 2014-1 Class A1(a)(c) 07/25/19	3.228%	2,125,229	2,132,008
GLC II Trust Series 2014-A Class A(a)(i) 12/18/20	4.000%	3,000,000	3,000,000
GLC Trust Series 2014-A Class A(a) 07/15/21	3.000%	3,291,476	3,270,904
GMAT Trust(a)(c) Series 2013-1A Class A 11/25/43	3.967%	1,314,918	1,324,217
Series 2014-1A Class A 02/25/44	3.721%	498,214	496,668
Gold Key Resorts Series 2014-A Class A(a) 03/17/31	3.220%	986,314	986,419
HLSS Servicer Advance Receivables Backed Notes(a) Series 2013-T2 Class A2 05/16/44	1.147%	3,163,000	3,165,315
Series 2013-T7 Class AT7 11/15/46	1.981%	2,140,000	2,119,028
HLSS Servicer Advance Receivables Trust(a) Series 2012-T2 Class A2 10/15/45	1.990%	1,460,000	1,468,375
Series 2013-T1 Class A2 01/16/46	1.495%	1,197,000	1,197,126
Series 2013-T1 Class B2 01/16/46	1.744%	435,000	434,126
Series 2014-T1 Class AT1 01/17/45	1.244%	359,000	359,232
Series 2014-T2 Class AT2 01/15/47	2.217%	554,000	558,443
Honda Auto Receivables Owner Trust Series 2012-2 Class A3 02/16/16	0.700%	97,806	97,857
Series 2013-4 Class A3 09/18/17	0.690%	3,437,000	3,431,512
Series 2013-4 Class A4 02/18/20	1.040%	1,400,000	1,395,751
Huntington Auto Trust Series 2012-1 Class A3 09/15/16	0.810%	113,647	113,732
Huntington Auto Trust(a) Series 2011-1A Class A4 11/15/16	1.310%	618,640	620,037
LV Tower 52 LLC(a)(g) Series 2013-1 Class A 06/15/18	5.500%	2,044,123	2,045,051
Series 2013-1 Class M 06/15/18	7.500%	927,088	927,088

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lake Country Mortgage Loan Trust Series 2006-HE1 Class A3(a)(c) 07/25/34	0.520%	137,424	136,937
MMCA Auto Owner Trust Series 2012-A Class A4(a) 08/15/17	1.570%	1,203,958	1,208,756
Madison Avenue Manufactured Housing Contract Trust Series 2002-A Class M2(c) 03/25/32	2.420%	398,341	398,246
Mid-State Capital Corp. Trust(a) Series 2006-1 Class M1 10/15/40	6.083%	1,573,516	1,620,871
Series 2010-1 Class M 12/15/45	5.250%	1,483,035	1,536,706
NCUA Guaranteed Notes CMO Series 2010-A1 Class A(c) 12/07/20	0.512%	192,254	192,471
Nationstar Agency Advance Funding Trust(a) Series 2013-T1A Class AT1 02/15/45	0.997%	1,343,000	1,342,516
Series 2013-T2A Class AT2 02/18/48	1.892%	396,000	387,363
New York Mortgage Trust Residential(a)(c)(g) Series 2012-RP1A 12/25/17	4.250%	2,491,095	2,491,095
Series 2013-RP3A 09/25/18	4.850%	2,544,487	2,544,487
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	1,221,083	1,221,172
Nissan Auto Receivables Owner Trust Series 2012-A Class A4 07/16/18	1.000%	333,000	333,794
Normandy Mortgage Loan Co. Series 2013-NPL3 Class A(a)(c) 09/16/43	4.949%	5,300,819	5,292,867
Oak Hill Advisors Residential Loan Trust(a)(c) Series 2014-NPL2 Class A1 04/25/54	3.475%	2,984,847	2,985,674
Series 2014-NPL2 Class A2 04/25/54	4.000%	857,000	830,015
OnDeck Asset Securitization Trust LLC Series 2014-1A Class A(a) 05/17/18	3.150%	2,342,000	2,335,566
OneMain Financial Issuance Trust(a) Series 2014-1A Class A 06/18/24	2.430%	3,390,000	3,389,932
Series 2014-1A Class B 06/18/24	3.240%	402,000	405,779
Series 2014-2A Class A 09/18/24	2.470%	4,131,000	4,147,193

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-2A Class B 09/18/24	3.020%	1,119,000	1,119,694
PFS Tax Lien Trust Series 2014-1 Class NOTE(a) 05/15/29	1.440%	707,165	707,537
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MCW1 Class M1(c) 10/25/34	1.107%	735,445	732,723
Progreso Receivables Funding I LLC Series 2013A Class A(a) 07/09/18	4.000%	1,500,000	1,509,375
Progreso Receivables Funding II LLC Series 2014-A Class A(a) 07/08/19	3.500%	3,000,000	3,001,875
RBSHD Trust Series 2013-1A Class A(a)(c)(g) 10/25/47	4.685%	3,305,586	3,353,964
Residential Asset Mortgage Products Trust(c) Series 2005-EFC5 Class A3 10/25/35	0.510%	64,739	64,723
Series 2006-RZ1 Class A3 03/25/36	0.470%	1,477,692	1,441,092
SNAAC Auto Receivables Trust(a) Series 2013-1A Class A 07/16/18	1.140%	78,062	78,083
Series 2014-1A Class A 09/17/18	1.030%	519,256	518,581
Santander Drive Auto Receivables Trust Series 2012-5 Class A3 12/15/16	0.830%	3,975	3,975
Saxon Asset Securities Trust CMO Series 2003-1 Class AF6(c) 06/25/33	4.795%	37,087	37,483
Springleaf Funding Trust(a) Series 2013-AA Class A 09/15/21	2.580%	8,000,000	8,023,032
Series 2013-BA Class A 01/16/23	3.920%	3,000,000	3,031,800
Series 2013-BA Class B 01/16/23	4.820%	1,500,000	1,522,500
Stanwich Mortgage Loan Trust Series 2013-NPL1 Class A(a) 02/16/43	2.981%	755,199	757,117
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-5H Class A4 12/25/33	5.540%	1,014,015	1,042,412
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c) Series 2004-6XS Class A5B (AMBAC) 03/25/34	5.550%	700,653	728,242

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Structured Asset Securities Corp. Series 2005-NC1 Class A11(c) 02/25/35	4.555%	379,214	379,453
Sunset Mortgage Loan Co., LLC Series 2014-NPL2 Class A(a)(c) 11/16/44	3.721%	2,700,016	2,707,717
Trafigura Securitisation Finance PLC(a)(c) Series 2012-1A Class A 10/15/15	2.561%	2,197,000	2,206,074
Series 2014-1A Class A 10/15/21	1.111%	2,391,000	2,391,944
Truman Capital Mortgage Loan Trust(a)(c) Series 2014-NPL1 Class A1 07/25/53	3.228%	2,388,253	2,385,150
Series 2014-NPL2 Class A1 06/25/54	3.125%	3,146,809	3,142,951
Series 2014-NPL2 Class A2 06/25/54	4.000%	752,000	735,746
Series 2014-NPL3 Class A1 04/25/53	3.125%	2,904,059	2,900,411
Vericrest Opportunity Loan Transferee(a)(c) Series 2014-NP11 Class A1 04/26/55	3.875%	2,727,000	2,724,273
Series 2014-NPL1 Class A1 10/27/53	3.625%	1,599,976	1,603,097
Series 2014-NPL2 Class A1 11/25/53	3.625%	1,619,578	1,625,581
Series 2014-NPL2 Class A2 11/25/53	4.750%	597,524	598,292
Series 2014-NPL4 Class A1 04/27/54	3.125%	5,320,562	5,286,402
Series 2014-NPL5 Class A1 09/25/58	3.228%	3,325,537	3,320,515
Series 2014-NPL5 Class A2 09/25/58	4.000%	748,680	735,834
Series 2014-NPL6 Class A1 09/25/43	3.125%	5,015,446	5,008,114
Series 2014-NPL6 Class A2 09/25/43	4.250%	1,031,000	1,009,334
Series 2014-NPL7 Class A1 08/27/57	3.125%	3,678,526	3,673,391
Series 2014-NPL8 Class A1 10/25/54	3.375%	915,909	910,689
Westgate Resorts LLC(a) Series 2012-1 Class A 09/20/25	4.500%	326,537	327,546
Series 2012-2A Class A 01/20/25	3.000%	672,112	676,615
Series 2012-3A Class A 03/20/25	2.500%	525,409	527,647
Total Asset-Backed Securities — Non-Agency (Cost: $191,422,333)			191,858,313

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Inflation-Indexed Bonds 0.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.3%
U.S. Treasury Inflation-Indexed Bond 04/15/15	0.500%	6,025,855	5,947,236
04/15/16	0.125%	1,075,670	1,072,392
01/15/22	0.125%	1,049,030	1,020,345
01/15/29	2.500%	1,105,880	1,372,241
Total			9,412,214
Total Inflation-Indexed Bonds (Cost: $9,519,473)			9,412,214

U.S. Treasury Obligations 22.0%

U.S. Treasury 01/31/15	2.250%	24,430,000	24,473,652
02/15/15	4.000%	1,800,000	1,808,695
02/15/15	11.250%	4,200,000	4,256,414
03/31/15	2.500%	570,000	573,317
05/15/15	4.125%	8,050,000	8,168,866
04/30/16	2.625%	4,000,000	4,116,876
12/31/16	3.250%	47,450,000	49,841,053
01/31/17	3.125%	15,000,000	15,747,660
03/31/17	3.250%	5,000,000	5,273,830
08/15/17	4.750%	12,745,000	13,995,603
08/15/17	8.875%	7,215,000	8,693,512
11/15/17	4.250%	1,000,000	1,090,547
02/15/18	3.500%	6,000,000	6,429,846
08/31/18	1.500%	6,000,000	6,029,064
11/30/18	1.375%	14,000,000	13,972,658
05/15/19	3.125%	7,151,000	7,623,080
06/30/19	1.000%	1,500,000	1,463,789
02/15/20	8.500%	500,000	668,360
05/15/20	3.500%	8,000,000	8,727,504
08/15/20	2.625%	5,650,000	5,900,278
08/15/20	8.750%	28,500,000	39,171,910
08/31/20	2.125%	4,000,000	4,070,936
11/15/20	2.625%	2,900,000	3,027,101
02/15/21	3.625%	6,600,000	7,270,309
05/15/21	3.125%	7,000,000	7,511,875
08/15/21	2.125%	36,500,000	36,930,591
02/15/22	2.000%	1,000,000	1,002,500
02/15/27	6.625%	1,000,000	1,458,438
08/15/27	6.375%	2,500,000	3,611,523
08/15/28	5.500%	14,700,000	20,070,086
02/15/29	5.250%	720,000	967,950
08/15/29	6.125%	5,250,000	7,676,072
02/15/31	5.375%	1,800,000	2,508,890
02/15/36	4.500%	10,100,000	13,471,663
02/15/37	4.750%	3,500,000	4,828,086
05/15/37	5.000%	11,900,000	16,974,231
02/15/38	4.375%	5,900,000	7,720,244
05/15/38	4.500%	3,100,000	4,130,508
U.S. Treasury(b) STRIPS 08/15/16	0.000%	6,000,000	5,944,704

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/16	0.000%	6,000,000	5,927,340
08/15/19	0.000%	2,000,000	1,852,610
02/15/20	0.000%	4,735,000	4,328,060
05/15/20	0.000%	32,061,000	29,070,703
08/15/20	0.000%	11,000,000	9,898,735
02/15/21	0.000%	28,185,000	24,997,953
05/15/21	0.000%	18,965,000	16,673,137
08/15/21	0.000%	8,250,000	7,214,930
11/15/21	0.000%	9,400,000	8,157,564
02/15/22	0.000%	3,790,000	3,263,925
05/15/22	0.000%	2,850,000	2,437,220
08/15/22	0.000%	2,500,000	2,126,175
11/15/22	0.000%	3,750,000	3,165,105
02/15/23	0.000%	20,665,000	17,275,692
05/15/23	0.000%	9,500,000	7,888,126
08/15/23	0.000%	1,500,000	1,237,479
11/15/23	0.000%	1,300,000	1,064,557
08/15/24	0.000%	1,000,000	799,368
11/15/24	0.000%	1,500,000	1,189,367
02/15/25	0.000%	1,000,000	786,609
05/15/25	0.000%	1,500,000	1,171,797
02/15/26	0.000%	500,000	380,913
08/15/26	0.000%	1,452,000	1,088,155
11/15/26	0.000%	9,000,000	6,690,438
02/15/27	0.000%	15,200,000	11,200,242
08/15/27	0.000%	4,200,000	3,049,595
11/15/27	0.000%	13,200,000	9,517,728
02/15/28	0.000%	7,250,000	5,181,372
05/15/28	0.000%	1,000,000	708,747
08/15/28	0.000%	3,200,000	2,252,704
11/15/28	0.000%	1,700,000	1,188,315
02/15/29	0.000%	7,665,000	5,313,861
08/15/29	0.000%	6,400,000	4,370,227
11/15/29	0.000%	2,600,000	1,760,080
02/15/30	0.000%	7,650,000	5,138,788
05/15/30	0.000%	7,000,000	4,664,863
08/15/30	0.000%	6,250,000	4,134,225
11/15/30	0.000%	4,950,000	3,251,888
02/15/31	0.000%	6,600,000	4,305,629
05/15/31	0.000%	6,700,000	4,335,945
08/15/31	0.000%	3,800,000	2,438,958
11/15/31	0.000%	6,640,000	4,230,145
02/15/32	0.000%	6,875,000	4,342,360
05/15/32	0.000%	9,000,000	5,645,889
11/15/32	0.000%	5,450,000	3,365,882
02/15/33	0.000%	5,850,000	3,581,382
05/15/33	0.000%	5,425,000	3,301,671
08/15/33	0.000%	4,000,000	2,416,760
11/15/33	0.000%	7,400,000	4,439,060
02/15/34	0.000%	2,400,000	1,429,759
05/15/34	0.000%	400,000	236,631
08/15/34	0.000%	2,375,000	1,394,211
11/15/34	0.000%	1,850,000	1,078,206
02/15/35	0.000%	2,210,000	1,278,841
05/15/35	0.000%	3,050,000	1,752,359
Total U.S. Treasury Obligations (Cost: $618,615,866)			647,194,502
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

U.S. Government & Agency Obligations 4.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks 11/15/18	5.125%	2,664,000	3,034,168
Federal Home Loan Banks 10/24/29	4.000%	1,600,000	1,778,416
07/15/36	5.500%	2,000,000	2,742,852
Federal Home Loan Mortgage Corp. 11/17/17	5.125%	30,000,000	33,394,920
Federal National Mortgage Association 05/11/17	5.000%	2,700,000	2,954,183
Federal National Mortgage Association(b) 06/01/17	0.000%	10,000,000	9,753,660
STRIPS 11/15/21	0.000%	1,310,000	1,115,679
05/15/30	0.000%	3,750,000	2,280,420
Financing Corp.(b) 04/05/19	0.000%	1,000,000	924,009
STRIPS 05/11/18	0.000%	3,600,000	3,423,078
Israel Government AID Bond U.S. Government Guaranteed 09/18/33	5.500%	1,000,000	1,343,495
Israel Government AID Bond(b) 11/15/23	0.000%	1,316,000	1,043,905
U.S. Government Guaranteed 02/15/22	0.000%	3,500,000	2,945,282
11/01/24	0.000%	1,850,000	1,409,099
Private Export Funding Corp. 05/15/22	2.800%	1,500,000	1,521,738
Residual Funding Corp.(b) STRIPS 10/15/19	0.000%	14,600,000	13,275,634
10/15/20	0.000%	7,500,000	6,630,292
01/15/21	0.000%	2,000,000	1,757,130
STRIPS Senior Unsecured 07/15/20	0.000%	33,200,000	29,488,406
Tennessee Valley Authority Senior Unsecured 07/18/17	5.500%	6,000,000	6,669,588
04/01/36	5.880%	500,000	682,041
09/15/39	5.250%	2,370,000	3,017,164
Tennessee Valley Authority(b) STRIPS 11/01/25	0.000%	8,500,000	6,105,873
06/15/35	0.000%	750,000	377,711
Total U.S. Government & Agency Obligations (Cost: $135,619,823)			137,668,743

Foreign Government Obligations(j) 2.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia 0.1%
Australia and New Zealand Banking Group Ltd.(a) 11/23/16	2.400%	1,119,000	1,144,782
Commonwealth Bank of Australia(a) 03/16/17	2.250%	325,000	332,256
National Australia Bank Ltd.(a) 06/20/17	2.000%	875,000	888,033
Westpac Banking Corp.(a) 11/28/16	2.450%	600,000	614,976
05/30/18	1.375%	600,000	591,585
Total			3,571,632
Brazil 0.1%
Brazilian Government International Bond Senior Unsecured 01/07/25	4.250%	744,000	744,000
Petrobras International Finance Co. SA 03/15/19	7.875%	790,000	831,372
01/27/21	5.375%	630,000	581,503
01/27/41	6.750%	575,000	523,003
Total			2,679,878
Canada 0.5%
CDP Financial, Inc.(a) 11/25/19	4.400%	1,000,000	1,101,126
Caisse Centrale Desjardins(a) 03/24/16	2.550%	1,452,000	1,483,375
Hydro-Quebec 02/01/21	9.400%	750,000	1,022,291
01/15/22	8.400%	1,295,000	1,742,347
Province of Ontario Senior Unsecured 05/26/15	0.950%	2,715,000	2,721,741
06/16/15	2.700%	1,840,000	1,859,432
Province of Quebec 01/30/26	6.350%	440,000	565,325
Royal Bank of Canada 09/19/17	1.200%	3,820,000	3,798,188
10/01/18	2.000%	1,761,000	1,772,097
Total			16,065,922
China 0.1%
Sinopec Group Overseas Development 2013 Ltd.(a) 10/17/23	4.375%	1,362,000	1,426,769
State Grid Overseas Investment 2013 Ltd.(a) 05/22/18	1.750%	377,000	369,739
Total			1,796,508

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Foreign Government Obligations(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colombia —%
Colombia Government International Bond Senior Unsecured 02/26/24	4.000%	493,000	504,093
Ecopetrol SA Senior Unsecured 01/16/25	4.125%	300,000	285,000
Total			789,093
France —%
Electricite de France SA Senior Unsecured(a) 01/22/19	2.150%	674,000	675,659
Israel 0.6%
Israel Government AID Bond(b) 02/15/24	0.000%	2,000,000	1,565,796
02/15/25	0.000%	2,000,000	1,506,958
08/15/25	0.000%	2,500,000	1,852,395
U.S. Government Guaranteed 11/15/19	0.000%	1,501,000	1,362,657
02/15/20	0.000%	6,000,000	5,400,900
08/15/20	0.000%	2,500,000	2,211,583
02/15/25	0.000%	2,250,000	1,695,328
11/15/26	0.000%	1,500,000	1,053,693
Total			16,649,310
Mexico 0.2%
Mexico Government International Bond Senior Unsecured 01/21/21	3.500%	4,305,000	4,395,405
01/30/25	3.600%	757,000	754,350
03/08/44	4.750%	1,090,000	1,136,325
10/12/10	5.750%	458,000	492,350
Total			6,778,430
Netherlands 0.1%
Petrobras Global Finance BV 03/17/24	6.250%	1,868,000	1,777,477
03/17/44	7.250%	760,000	750,500
Total			2,527,977
Norway 0.1%
Statoil ASA 01/15/18	6.700%	50,000	56,972
04/15/19	5.250%	880,000	989,315
01/15/24	2.650%	1,750,000	1,700,006
09/23/27	7.250%	400,000	546,690
Total			3,292,983

Foreign Government Obligations(j) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Poland —%
Poland Government International Bond Senior Unsecured 01/22/24	4.000%	1,178,000	1,247,208
South Africa 0.1%
South Africa Government International Bond Senior Unsecured 09/16/25	5.875%	459,000	516,375
07/24/44	5.375%	1,006,000	1,062,587
Total			1,578,962
Sweden 0.1%
Stadshypotek AB(a) 10/02/19	1.875%	1,500,000	1,481,599
Turkey —%
Turkey Government International Bond Senior Unsecured 03/22/24	5.750%	353,000	394,478
United Kingdom 0.1%
Barclays Bank PLC(a) 09/21/15	2.500%	1,600,000	1,622,107
05/10/17	2.250%	343,000	350,694
Total			1,972,801
Total Foreign Government Obligations (Cost: $60,905,818)			61,502,440

Municipal Bonds 0.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California —%
City of Los Angeles Department of Airports Revenue Bonds Build America Bonds Series 2009 05/15/39	6.582%	420,000	550,956
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	295,000	432,865
Total			983,821

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia —%
District of Columbia Water & Sewer Authority Taxable Revenue Bonds Senior Lien Series 2014-A 10/01/14	4.814%	411,000	465,614
New York 0.1%
New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010 03/15/40	5.600%	415,000	526,648
Port Authority of New York & New Jersey Revenue Bonds Taxable Consolidated 160th Series 2010 11/01/40	5.647%	835,000	1,031,517
Total			1,558,165
Ohio 0.1%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010 02/15/50	7.499%	1,265,000	1,883,889

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio State University (The) Revenue Bonds Taxable Series 2011A 06/01/11	4.800%	1,514,000	1,648,034
Total			3,531,923
Total Municipal Bonds (Cost: $5,402,293)			6,539,523

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(k)(l)	76,168,266	76,168,266

Total Money Market Funds (Cost: $76,168,266)	76,168,266
Total Investments (Cost: $2,855,105,776)	2,938,267,456
Other Assets & Liabilities, Net	7,113,745
Net Assets	2,945,381,201

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $373,779,657 or 12.69% of net assets.

(b)  Zero coupon bond.

(c)  Variable rate security.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(f)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $22,771,637, which represents 0.77% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
AJAX Mortgage Loan Trust CMO Series 2013-A Class A 02/25/51 3.500%	1/28/2013	2,365,871
AJAX Mortgage Loan Trust CMO Series 2013-B Class A1 03/25/52 3.750%	3/20/2013	1,349,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
AJAX Mortgage Loan Trust CMO Series 2013-C Class A 03/25/35 4.500%	11/15/2013	1,818,945
Carlyle Global Market Strategies Commodities Funding Ltd. Series 2014-1A Class A 10/15/21 2.131%	5/22/2014	2,686,667
Conix Mortgage Asset Trust Series 2013-1 Class A 12/25/47 4.704%	5/16/2013	1,078,519
Fortress Opportunities Residential Transaction Series 2013-1A Class A1N 10/25/33 3.960%	11/8/2013	98,955
Fortress Opportunities Residential Transaction Series 2013-1A Class AR 10/25/18 4.210%	11/8/2013	51,422
Homeowner Assistance Program Reverse Mortgage Loan Trust CMO Series 2013-RM1 Class A 05/26/53 4.000%	5/3/2013	2,484,351
LV Tower 52 LLC Series 2013-1 Class A 06/15/18 5.500%	6/19/2013	2,044,123
LV Tower 52 LLC Series 2013-1 Class M 06/15/18 7.500%	10/8/2013	927,088
New York Mortgage Trust Residential Series 2012-RP1A 12/25/17 4.250%	12/27/2012	2,491,095
New York Mortgage Trust Residential Series 2013-RP3A 09/25/18 4.850%	9/18/2013	2,544,487
RBSHD Trust Series 2013-1A Class A 10/25/47 4.685%	9/27/2013	3,305,586

(h)  Represents a security purchased on a when-issued or delayed delivery basis.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $6,258,282, which represents 0.21% of net assets.

(j)  Principal and interest may not be guaranteed by the government.

(k)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	52,659,755	468,470,954	(444,962,443)	76,168,266	64,501	76,168,266

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Abbreviation Legend

AID    Agency for International Development

AMBAC  Ambac Assurance Corporation

CMO  Collateralized Mortgage Obligation

FDIC  Federal Deposit Insurance Corporation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Airlines	—	2,585,967	770,179	3,356,146
All other industries	—	513,685,315	—	513,685,315
Residential Mortgage-Backed Securities — Agency	—	683,122,755	—	683,122,755
Residential Mortgage-Backed Securities — Non-Agency	—	119,048,973	14,218,129	133,267,102
Commercial Mortgage-Backed Securities — Agency	—	383,302,130	—	383,302,130
Commercial Mortgage-Backed Securities — Non-Agency	—	79,755,854	11,434,153	91,190,007
Asset-Backed Securities — Non-Agency	—	142,761,730	49,096,583	191,858,313
Inflation-Indexed Bonds	—	9,412,214	—	9,412,214
U.S. Treasury Obligations	371,257,519	275,936,983	—	647,194,502
U.S. Government & Agency Obligations	—	137,668,743	—	137,668,743
Foreign Government Obligations	—	61,502,440	—	61,502,440
Municipal Bonds	—	6,539,523	—	6,539,523
Total Bonds	371,257,519	2,415,322,627	75,519,044	2,862,099,190
Mutual Funds
Money Market Funds	76,168,266	—	—	76,168,266
Total Mutual Funds	76,168,266	—	—	76,168,266
Total	447,425,785	2,415,322,627	75,519,044	2,938,267,456

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Commercial Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2013	798,585	8,951,368	19,691,625	12,923,976	31,046,351	73,411,905
Accrued discounts/premiums	(4,605)	—	13,032	(324,259)	2,853	(312,979)
Realized gain (loss)	—	—	170,117	11,839	4,946	186,902
Change in unrealized appreciation (depreciation)(a)	5,412	—	(77,393)	(110,247)	(386,027)	(568,255)
Sales	(29,213)	—	(5,965,726)	(3,297,333)	(4,192,315)	(13,484,587)
Purchases	—	—	3,499,573	948,732	22,202,590	26,650,895
Transfers into Level 3	—	—	505,206	1,561,595	2,724,273	4,791,074
Transfers out of Level 3	—	(8,951,368)	(3,618,305)	(280,150)	(2,306,088)	(15,155,911)
Balance as of December 31, 2014	770,179	—	14,218,129	11,434,153	49,096,583	75,519,044

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $(511,991), which is comprised of Corporate Bonds & Notes of $5,412, Residential Mortgage-Backed Securities — Non-Agency of $(29,853), Commercial Mortgage-Backed Securities — Non-Agency of $(101,527) and Asset-Backed Securities — Non-Agency of $(386,023).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures.

Other asset backed securities classified as Level 3 securities are valued using the income approach. To determine fair value for these securities, management considered various factors including, but not limited to, the distressed nature of the security, estimates of future cash flows, and the discount rates observed in the market for similar assets. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%

Issuer	Shares	Value ($)
Consumer Discretionary 18.6%
Auto Components 0.9%
Delphi Automotive PLC	78,735	5,725,609
Hotels, Restaurants & Leisure 2.7%
Hilton Worldwide Holdings, Inc.(a)	131,897	3,441,193
Norwegian Cruise Line Holdings Ltd.(a)	106,747	4,991,490
Starwood Hotels & Resorts Worldwide, Inc.	124,721	10,111,131
Total		18,543,814
Internet & Catalog Retail 0.9%
TripAdvisor, Inc.(a)	41,013	3,062,031
Vipshop Holdings Ltd., ADS(a)	92,041	1,798,481
Wayfair, Inc., Class A(a)	73,187	1,452,762
Total		6,313,274
Multiline Retail 2.3%
Dollar Tree, Inc.(a)	227,448	16,007,790
Specialty Retail 8.8%
GNC Holdings, Inc., Class A	188,797	8,865,907
L Brands, Inc.	106,411	9,209,872
O'Reilly Automotive, Inc.(a)	42,462	8,179,030
Ross Stores, Inc.	130,841	12,333,073
Signet Jewelers Ltd.	56,935	7,490,938
Tiffany & Co.	54,425	5,815,856
Ulta Salon Cosmetics & Fragrance, Inc.(a)	69,705	8,911,087
Total		60,805,763
Textiles, Apparel & Luxury Goods 3.0%
Burberry Group PLC, ADR	107,358	5,412,991
Kate Spade & Co.(a)	132,829	4,251,856
PVH Corp.	70,094	8,983,948
Under Armour, Inc., Class A(a)	30,617	2,078,894
Total		20,727,689
Total Consumer Discretionary		128,123,939
Consumer Staples 6.4%
Beverages 0.9%
Constellation Brands, Inc., Class A(a)	66,564	6,534,588
Food & Staples Retailing 1.8%
Kroger Co. (The)	118,114	7,584,100
Sprouts Farmers Market, Inc.(a)	133,526	4,537,213
Total		12,121,313

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 2.7%
Hain Celestial Group, Inc. (The)(a)	194,246	11,322,599
Keurig Green Mountain, Inc.	14,457	1,914,035
Mead Johnson Nutrition Co.	56,078	5,638,082
Total		18,874,716
Household Products 1.0%
Church & Dwight Co., Inc.	84,234	6,638,482
Total Consumer Staples		44,169,099
Energy 5.1%
Energy Equipment & Services 0.9%
Cameron International Corp.(a)	126,714	6,329,364
Oil, Gas & Consumable Fuels 4.2%
Concho Resources, Inc.(a)	96,086	9,584,578
Laredo Petroleum, Inc.(a)	191,996	1,987,159
Marathon Petroleum Corp.	55,291	4,990,566
Noble Energy, Inc.	136,554	6,476,756
Whiting Petroleum Corp.(a)	179,151	5,911,983
Total		28,951,042
Total Energy		35,280,406
Financials 7.9%
Banks 0.8%
First Republic Bank	109,608	5,712,769
Capital Markets 0.5%
Artisan Partners Asset Management, Inc., Class A	75,465	3,813,247
Consumer Finance 0.8%
SLM Corp.	513,800	5,235,622
Insurance 1.0%
WR Berkley Corp.	132,405	6,787,080
Real Estate Investment Trusts (REITs) 3.8%
Crown Castle International Corp.	184,836	14,546,593
MFA Financial, Inc.	673,819	5,383,814
Starwood Property Trust, Inc.	264,109	6,137,893
Total		26,068,300
Real Estate Management & Development 1.0%
CBRE Group, Inc., Class A(a)	192,908	6,607,099
Total Financials		54,224,117

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 15.8%
Biotechnology 2.9%
BioMarin Pharmaceutical, Inc.(a)	68,500	6,192,400
Incyte Corp.(a)	106,846	7,811,511
Vertex Pharmaceuticals, Inc.(a)	49,282	5,854,702
Total		19,858,613
Health Care Equipment & Supplies 1.7%
Align Technology, Inc.(a)	84,780	4,740,050
Cooper Companies, Inc. (The)	42,094	6,823,016
Total		11,563,066
Health Care Providers & Services 6.5%
Catamaran Corp.(a)	220,910	11,432,093
Centene Corp.(a)	69,559	7,223,702
Envision Healthcare Holdings, Inc.(a)	197,743	6,859,705
Henry Schein, Inc.(a)	85,474	11,637,285
Universal Health Services, Inc., Class B	69,259	7,705,756
Total		44,858,541
Life Sciences Tools & Services 0.8%
Illumina, Inc.(a)	30,362	5,604,218
Pharmaceuticals 3.9%
Endo International PLC(a)	81,849	5,902,950
Jazz Pharmaceuticals PLC(a)	31,067	5,086,600
Pacira Pharmaceuticals, Inc.(a)	37,202	3,298,329
Perrigo Co. PLC	57,182	9,558,543
Salix Pharmaceuticals Ltd.(a)	28,719	3,300,962
Total		27,147,384
Total Health Care		109,031,822
Industrials 17.1%
Airlines 2.4%
Spirit Airlines, Inc.(a)	86,631	6,547,571
United Continental Holdings, Inc.(a)	152,717	10,215,240
Total		16,762,811
Commercial Services & Supplies 2.2%
Copart, Inc.(a)	145,273	5,301,012
Stericycle, Inc.(a)	75,752	9,929,572
Total		15,230,584
Construction & Engineering 1.0%
Quanta Services, Inc.(a)	251,272	7,133,612

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 1.0%
AMETEK, Inc.	130,445	6,865,320
Industrial Conglomerates 1.8%
Roper Industries, Inc.	78,437	12,263,625
Machinery 3.3%
Flowserve Corp.	141,668	8,475,996
IDEX Corp.	82,792	6,444,529
Pall Corp.	74,208	7,510,592
Total		22,431,117
Professional Services 2.6%
IHS, Inc., Class A(a)	86,792	9,883,873
Towers Watson & Co.	72,756	8,233,797
Total		18,117,670
Road & Rail 1.6%
Kansas City Southern	40,395	4,929,402
Old Dominion Freight Line, Inc.(a)	75,547	5,865,469
Total		10,794,871
Trading Companies & Distributors 1.2%
WESCO International, Inc.(a)	107,844	8,218,791
Total Industrials		117,818,401
Information Technology 20.0%
Communications Equipment 1.0%
F5 Networks, Inc.(a)	51,265	6,688,288
Electronic Equipment, Instruments & Components 1.6%
Amphenol Corp., Class A	204,614	11,010,279
Internet Software & Services 1.5%
LendingClub Corp.(a)	14,910	377,223
LinkedIn Corp., Class A(a)	31,195	7,165,803
Twitter, Inc.(a)	70,350	2,523,455
Total		10,066,481
IT Services 2.4%
FleetCor Technologies, Inc.(a)	27,385	4,072,424
Vantiv, Inc., Class A(a)	376,273	12,763,180
Total		16,835,604
Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	103,052	5,721,447
Applied Materials, Inc.	219,008	5,457,679
Xilinx, Inc.	173,724	7,520,512
Total		18,699,638

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 9.8%
Activision Blizzard, Inc.	236,697	4,769,445
Check Point Software Technologies Ltd.(a)	142,846	11,223,410
Electronic Arts, Inc.(a)	241,194	11,339,736
Intuit, Inc.	111,836	10,310,161
Red Hat, Inc.(a)	195,819	13,538,926
ServiceNow, Inc.(a)	104,692	7,103,352
Splunk, Inc.(a)	102,406	6,036,834
Ultimate Software Group, Inc. (The)(a)	23,209	3,407,429
Total		67,729,293
Technology Hardware, Storage & Peripherals 1.0%
SanDisk Corp.	70,638	6,921,111
Total Information Technology		137,950,694
Materials 4.4%
Chemicals 3.5%
Airgas, Inc.	67,093	7,727,772
Albemarle Corp.	16,842	1,012,709
Eastman Chemical Co.	91,155	6,915,018
FMC Corp.	148,061	8,443,919
Total		24,099,418
Metals & Mining 0.9%
Reliance Steel & Aluminum Co.	99,220	6,079,210
Total Materials		30,178,628

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 2.7%
Wireless Telecommunication Services 2.7%
SBA Communications Corp., Class A(a)	167,102	18,508,217
Total Telecommunication Services		18,508,217
Utilities 0.5%
Independent Power and Renewable Electricity Producers 0.5%
Abengoa Yield PLC	137,724	3,762,620
Total Utilities		3,762,620
Total Common Stocks (Cost: $519,339,770)		679,047,943

Money Market Funds 1.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	8,836,022	8,836,022
Total Money Market Funds (Cost: $8,836,022)		8,836,022
Total Investments (Cost: $528,175,792)		687,883,965
Other Assets & Liabilities, Net		1,562,914
Net Assets		689,446,879

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	750,493	265,643,003	(257,557,474)	8,836,022	9,109	8,836,022

Abbreviation Legend

ADR  American Depositary Receipt

ADS  American Depositary Share

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	128,123,939	—	—	128,123,939
Consumer Staples	44,169,099	—	—	44,169,099
Energy	35,280,406	—	—	35,280,406
Financials	54,224,117	—	—	54,224,117
Health Care	109,031,822	—	—	109,031,822
Industrials	117,818,401	—	—	117,818,401
Information Technology	137,950,694	—	—	137,950,694
Materials	30,178,628	—	—	30,178,628
Telecommunication Services	18,508,217	—	—	18,508,217
Utilities	3,762,620	—	—	3,762,620
Total Equity Securities	679,047,943	—	—	679,047,943
Mutual Funds
Money Market Funds	8,836,022	—	—	8,836,022
Total Mutual Funds	8,836,022	—	—	8,836,022
Total	687,883,965	—	—	687,883,965

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
Consumer Discretionary 9.7%
Hotels, Restaurants & Leisure 2.1%
Yum! Brands, Inc.	365,774	26,646,636
Internet & Catalog Retail 4.3%
Amazon.com, Inc.(a)	179,853	55,817,378
Specialty Retail 3.3%
Lowe's Companies, Inc.	620,094	42,662,467
Total Consumer Discretionary		125,126,481
Consumer Staples 15.9%
Beverages 9.2%
Coca-Cola Co. (The)	1,019,192	43,030,286
Monster Beverage Corp.(a)	477,464	51,733,225
SABMiller PLC, ADR	466,904	24,073,570
Total		118,837,081
Food Products 3.2%
Danone SA, ADR	3,149,306	40,994,516
Household Products 3.5%
Procter & Gamble Co. (The)	502,229	45,748,040
Total Consumer Staples		205,579,637
Energy 2.9%
Energy Equipment & Services 2.9%
Schlumberger Ltd.	429,239	36,661,303
Total Energy		36,661,303
Financials 5.4%
Capital Markets 3.6%
Greenhill & Co., Inc.	210,955	9,197,638
SEI Investments Co.	951,730	38,107,269
Total		47,304,907
Consumer Finance 1.8%
American Express Co.	245,176	22,811,175
Total Financials		70,116,082
Health Care 14.9%
Biotechnology 2.9%
Amgen, Inc.	232,852	37,090,995

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.7%
Varian Medical Systems, Inc.(a)	404,192	34,966,650
Zimmer Holdings, Inc.	233,621	26,497,294
Total		61,463,944
Pharmaceuticals 7.3%
Merck & Co., Inc.	351,166	19,942,717
Novartis AG, ADR	435,567	40,359,638
Novo Nordisk A/S, ADR	797,757	33,761,076
Total		94,063,431
Total Health Care		192,618,370
Industrials 6.4%
Air Freight & Logistics 6.4%
Expeditors International of Washington, Inc.	893,051	39,839,005
United Parcel Service, Inc., Class B	381,215	42,379,672
Total		82,218,677
Total Industrials		82,218,677
Information Technology 43.4%
Communications Equipment 9.5%
Cisco Systems, Inc.	2,558,678	71,169,629
QUALCOMM, Inc.	698,879	51,947,676
Total		123,117,305
Internet Software & Services 12.3%
Alibaba Group Holding Ltd., ADR(a)	274,728	28,555,228
Facebook, Inc., Class A(a)	886,714	69,181,426
Google, Inc., Class A(a)	57,890	30,719,908
Google, Inc., Class C(a)	57,888	30,472,243
Total		158,928,805
IT Services 6.2%
Automatic Data Processing, Inc.	145,708	12,147,676
Visa, Inc., Class A	256,469	67,246,172
Total		79,393,848
Semiconductors & Semiconductor Equipment 3.0%
Altera Corp.	83,903	3,099,377
Analog Devices, Inc.	100,339	5,570,821
ARM Holdings PLC, ADR	654,097	30,284,691
Total		38,954,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 12.4%
Autodesk, Inc.(a)	651,909	39,153,654
Factset Research Systems, Inc.	207,289	29,175,927
Microsoft Corp.	679,700	31,572,065
Oracle Corp.	1,328,576	59,746,063
Total		159,647,709
Total Information Technology		560,042,556
Total Common Stocks (Cost: $1,106,911,978)		1,272,363,106

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	18,356,168	18,356,168
Total Money Market Funds (Cost: $18,356,168)		18,356,168
Total Investments (Cost: $1,125,268,146)		1,290,719,274
Other Assets & Liabilities, Net		(313,593)
Net Assets		1,290,405,681

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,498,234	125,966,866	(124,108,932)	18,356,168	13,991	18,356,168

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	125,126,481	—	—	125,126,481
Consumer Staples	205,579,637	—	—	205,579,637
Energy	36,661,303	—	—	36,661,303
Financials	70,116,082	—	—	70,116,082
Health Care	192,618,370	—	—	192,618,370
Industrials	82,218,677	—	—	82,218,677
Information Technology	560,042,556	—	—	560,042,556
Total Equity Securities	1,272,363,106	—	—	1,272,363,106
Mutual Funds
Money Market Funds	18,356,168	—	—	18,356,168
Total Mutual Funds	18,356,168	—	—	18,356,168
Total	1,290,719,274	—	—	1,290,719,274

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — MFS Value Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%

Issuer	Shares	Value ($)
Consumer Discretionary 10.9%
Auto Components 1.7%
Delphi Automotive PLC	234,960	17,086,291
Johnson Controls, Inc.	470,889	22,762,775
Total		39,849,066
Hotels, Restaurants & Leisure 0.9%
McDonald's Corp.	240,632	22,547,218
Leisure Products 0.6%
Hasbro, Inc.	190,573	10,479,609
Mattel, Inc.	106,446	3,293,972
Total		13,773,581
Media 4.9%
Comcast Corp.	485,000	27,919,025
Omnicom Group, Inc.	359,945	27,884,939
Time Warner, Inc.	238,315	20,356,867
Time, Inc.	25,727	633,141
Viacom, Inc., Class B	210,343	15,828,311
Walt Disney Co. (The)	254,319	23,954,307
Total		116,576,590
Multiline Retail 1.9%
Kohl's Corp.	98,244	5,996,814
Target Corp.	515,779	39,152,784
Total		45,149,598
Specialty Retail 0.9%
Advance Auto Parts, Inc.	101,456	16,159,912
Bed Bath & Beyond, Inc.(a)	83,954	6,394,776
Total		22,554,688
Total Consumer Discretionary		260,450,741
Consumer Staples 13.1%
Beverages 1.5%
Diageo PLC	1,107,281	31,720,376
Dr. Pepper Snapple Group, Inc.	64,588	4,629,668
Total		36,350,044
Food & Staples Retailing 1.8%
CVS Health Corp.	454,427	43,765,864
Food Products 4.1%
Danone SA	250,156	16,354,713
General Mills, Inc.	652,765	34,811,957

Common Stocks (continued)

Issuer	Shares	Value ($)
Kellogg Co.	102,084	6,680,377
Nestlé SA, Registered Shares	525,707	38,324,574
Total		96,171,621
Household Products 0.6%
Procter & Gamble Co. (The)	143,327	13,055,656
Tobacco 5.1%
Altria Group, Inc.	257,335	12,678,896
Imperial Tobacco Group PLC	109,532	4,821,544
Lorillard, Inc.	388,327	24,441,301
Philip Morris International, Inc.	971,870	79,158,812
Total		121,100,553
Total Consumer Staples		310,443,738
Energy 5.9%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	73,648	4,129,443
Schlumberger Ltd.	178,883	15,278,397
Total		19,407,840
Oil, Gas & Consumable Fuels 5.1%
Chevron Corp.	311,505	34,944,631
EOG Resources, Inc.	148,576	13,679,393
Exxon Mobil Corp.	492,605	45,541,332
Occidental Petroleum Corp.	317,292	25,576,908
Total		119,742,264
Total Energy		139,150,104
Financials 26.1%
Banks 10.7%
Citigroup, Inc.	158,013	8,550,083
JPMorgan Chase & Co.	1,621,855	101,495,686
PNC Financial Services Group, Inc. (The)	209,675	19,128,650
U.S. Bancorp	1,034,826	46,515,429
Wells Fargo & Co.	1,440,307	78,957,630
Total		254,647,478
Capital Markets 6.4%
Bank of New York Mellon Corp. (The)	729,021	29,576,382
BlackRock, Inc.	65,331	23,359,752
Franklin Resources, Inc.	539,861	29,892,104
Goldman Sachs Group, Inc. (The)	239,359	46,394,955
State Street Corp.	289,414	22,718,999
Total		151,942,192

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 1.2%
McGraw Hill Financial, Inc.	116,988	10,409,592
NASDAQ OMX Group, Inc. (The)	371,258	17,805,534
Total		28,215,126
Insurance 7.8%
ACE Ltd.	233,676	26,844,699
Aon PLC	291,429	27,636,212
Chubb Corp. (The)	177,959	18,413,417
MetLife, Inc.	817,265	44,205,864
Prudential Financial, Inc.	269,563	24,384,669
Travelers Companies, Inc. (The)	420,200	44,478,170
Total		185,963,031
Total Financials		620,767,827
Health Care 14.3%
Health Care Equipment & Supplies 4.0%
Abbott Laboratories	644,735	29,025,970
Covidien PLC	189,901	19,423,074
Medtronic, Inc.	427,070	30,834,454
St. Jude Medical, Inc.	248,945	16,188,893
Total		95,472,391
Health Care Providers & Services 1.1%
Express Scripts Holding Co.(a)	297,427	25,183,144
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	204,164	25,579,708
Pharmaceuticals 8.1%
Johnson & Johnson	793,898	83,017,914
Merck & Co., Inc.	559,099	31,751,232
Novartis AG, Registered Shares	81,327	7,542,549
Pfizer, Inc.	2,094,583	65,246,260
Roche Holding AG, Genusschein Shares	23,329	6,320,811
Total		193,878,766
Total Health Care		340,114,009
Industrials 16.3%
Aerospace & Defense 7.1%
Honeywell International, Inc.	508,485	50,807,821
Lockheed Martin Corp.	253,443	48,805,518
Northrop Grumman Corp.	129,730	19,120,905
United Technologies Corp.	427,585	49,172,275
Total		167,906,519

Common Stocks (continued)

Issuer	Shares	Value ($)
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	348,406	38,732,295
Commercial Services & Supplies 1.2%
Tyco International PLC	631,301	27,688,862
Electrical Equipment 0.8%
Eaton Corp. PLC	295,065	20,052,617
Industrial Conglomerates 3.4%
3M Co.	299,887	49,277,432
Danaher Corp.	357,473	30,639,011
Total		79,916,443
Machinery 1.4%
Illinois Tool Works, Inc.	114,301	10,824,305
Pentair PLC	140,576	9,337,058
Stanley Black & Decker, Inc.	146,962	14,120,109
Total		34,281,472
Professional Services 0.2%
Equifax, Inc.	47,910	3,874,482
Road & Rail 0.6%
Canadian National Railway Co.	209,495	14,436,300
Total Industrials		386,888,990
Information Technology 7.0%
IT Services 4.8%
Accenture PLC, Class A	596,349	53,259,929
Fidelity National Information Services, Inc.	189,828	11,807,302
Fiserv, Inc.(a)	231,450	16,426,006
International Business Machines Corp.	203,522	32,653,070
Total		114,146,307
Semiconductors & Semiconductor Equipment 1.2%
Texas Instruments, Inc.	519,329	27,765,925
Software 1.0%
Oracle Corp.	546,596	24,580,422
Total Information Technology		166,492,654
Materials 2.2%
Chemicals 1.7%
EI du Pont de Nemours & Co.	78,724	5,820,852
PPG Industries, Inc.	152,931	35,350,001
Total		41,170,853

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging 0.5%
Crown Holdings, Inc.(a)	233,649	11,892,734
Total Materials		53,063,587
Telecommunication Services 2.5%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	192,789	6,475,782
Verizon Communications, Inc.	846,078	39,579,529
Total		46,055,311
Wireless Telecommunication Services 0.6%
Vodafone Group PLC	3,865,181	13,252,273
Total Telecommunication Services		59,307,584
Utilities 0.2%
Electric Utilities 0.2%
Duke Energy Corp.	69,497	5,805,780
Total Utilities		5,805,780
Total Common Stocks (Cost: $1,573,088,857)		2,342,485,014

Convertible Preferred Stocks 0.1%

Issuer	Shares	Value ($)
Industrials 0.1%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	36,590	2,244,065
Total Industrials		2,244,065
Total Convertible Preferred Stocks (Cost: $1,839,799)		2,244,065

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	34,176,977	34,176,977
Total Money Market Funds (Cost: $34,176,977)		34,176,977
Total Investments (Cost: $1,609,105,633)		2,378,906,056
Other Assets & Liabilities, Net		36,986
Net Assets		2,378,943,042

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	42,875,617	208,005,563	(216,704,203)	34,176,977	23,421	34,176,977

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — MFS Value Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	260,450,741	—	—	260,450,741
Consumer Staples	219,222,531	91,221,207	—	310,443,738
Energy	139,150,104	—	—	139,150,104
Financials	620,767,827	—	—	620,767,827
Health Care	326,250,649	13,863,360	—	340,114,009
Industrials	386,888,990	—	—	386,888,990
Information Technology	166,492,654	—	—	166,492,654
Materials	53,063,587	—	—	53,063,587
Telecommunication Services	46,055,311	13,252,273	—	59,307,584
Utilities	5,805,780	—	—	5,805,780
Convertible Preferred Stocks
Industrials	2,244,065	—	—	2,244,065
Total Equity Securities	2,226,392,239	118,336,840	—	2,344,729,079
Mutual Funds
Money Market Funds	34,176,977	—	—	34,176,977
Total Mutual Funds	34,176,977	—	—	34,176,977
Total	2,260,569,216	118,336,840	—	2,378,906,056

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.2%

Issuer	Shares	Value ($)
Australia 4.9%
Charter Hall Retail REIT	1,588,469	5,313,448
Invocare Ltd.	344,162	3,382,948
Pact Group Holdings Ltd.	1,251,935	4,427,045
Shopping Centres Australasia Property Group	2,841,611	4,278,781
Total		17,402,222
Canada 4.5%
CAE, Inc.	455,370	5,910,638
Morguard Real Estate Investment Trust	94,200	1,472,432
New Gold Bayfield Corp.	139,900	2,862,302
Pason Systems Corp.	123,550	2,327,862
Ritchie Bros. Auctioneers, Inc.	121,000	3,251,524
Total		15,824,758
Denmark 3.1%
Christian Hansen Holding A/S	245,563	10,879,270
France 8.7%
Boiron SA	56,789	4,797,733
Euler Hermes Group	14,801	1,532,660
Gaztransport Et Technigaz SA	125,428	7,421,757
Ingenico	23,764	2,503,263
Korian-Medica	133,660	4,884,406
LISI Group	145,241	3,778,601
Rubis SCA	104,244	5,948,970
Total		30,867,390
Germany 13.9%
Duerr AG	41,669	3,661,875
ElringKlinger AG	125,551	4,341,003
Fielmann AG	58,462	3,992,629
MTU Aero Engines AG	102,306	8,890,971
Norma Group SE	141,794	6,767,960
QIAGEN NV(a)	126,740	2,952,163
Rational AG	9,163	2,871,087
Stabilus SA(a)	95,733	2,933,549
Symrise AG	212,499	12,802,032
Total		49,213,269

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 5.7%
AAC Technologies Holdings, Inc.	1,056,000	5,616,078
ASM Pacific Technology Ltd.	193,300	1,840,495
Emperor Watch & Jewellery, Ltd.	24,610,000	1,214,354
Haitian International Holdings Ltd.	1,458,000	3,055,813
Nexteer Automotive Group Ltd.	7,032,000	6,006,322
Pacific Basin Shipping Ltd.	5,838,000	2,335,395
Total		20,068,457
Ireland 1.5%
Glanbia PLC	344,970	5,291,801
Japan 7.0%
Ariake Japan Co., Ltd.	103,200	2,509,359
FCC Co., Ltd.	197,900	3,404,932
Hogy Medical Co., Ltd.	71,600	3,265,329
Horiba Ltd.	72,800	2,409,810
Miraca Holdings, Inc.	82,100	3,531,851
Musashi Seimitsu Industry Co., Ltd.	136,800	2,587,595
Nifco, Inc.	224,300	7,255,327
Total		24,964,203
Netherlands 2.1%
Boskalis Westminster NV	138,142	7,557,070
New Zealand 2.5%
Auckland International Airport Ltd.	1,868,342	6,147,546
SKYCITY Entertainment Group Ltd.	861,422	2,602,541
Total		8,750,087
Singapore 11.6%
Ascendas Real Estate Investment Trust	4,143,000	7,431,519
CapitaMall Trust	6,579,000	10,101,205
Ezra Holdings Ltd.	2,578,800	1,020,690
Hyflux Ltd.	3,401,500	2,161,014
Sarine Technologies Ltd.	1,131,000	2,093,206
SATS Ltd.	2,537,000	5,827,962
SIA Engineering Co., Ltd.	2,356,000	7,485,675
StarHub Ltd.	1,548,000	4,836,518
Total		40,957,789

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Spain 0.8%
Prosegur Cia de Seguridad SA, Registered Shares	490,611	2,795,147
Sweden 1.5%
AF AB, Class B	327,874	5,272,163
Switzerland 2.1%
Belimo Holding AG, Registered Shares	665	1,545,112
Burckhardt Compression Holding AG	14,993	5,732,956
Total		7,278,068
United Kingdom 28.3%
Bodycote PLC	745,536	7,483,814
Brammer PLC	572,447	3,046,919
Croda International PLC	301,528	12,445,397
Diploma PLC	453,213	5,057,799
Domino Printing Sciences PLC	515,725	5,305,143
Fenner PLC	538,893	1,803,188
Greene King PLC	496,503	5,739,910
Halma PLC	503,634	5,364,677
HellermannTyton Group PLC	1,013,412	4,950,186
Hunting PLC	273,006	2,246,450
Interserve PLC	604,237	5,214,704
Common Stocks (continued)

Issuer	Shares	Value ($)
Laird PLC	833,876	4,010,457
Oxford Instruments PLC	154,269	3,038,500
Rotork PLC	259,477	9,346,872
Spectris PLC	168,010	5,486,905
Spirax-Sarco Engineering PLC	164,673	7,330,723
Ultra Electronics Holdings PLC	133,155	3,714,362
Victrex PLC	272,202	8,783,417
Total		100,369,423
Total Common Stocks (Cost: $293,653,998)		347,491,117

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	5,650,412	5,650,412
Total Money Market Funds (Cost: $5,650,412)		5,650,412
Total Investments (Cost: $299,304,410)		353,141,529
Other Assets & Liabilities, Net		831,027
Net Assets		353,972,556

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	01/30/2015	6,797,000 NZD	5,350,394 USD	63,120	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,158,974	109,328,844	(110,837,406)	5,650,412	7,183	5,650,412

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2014

Currency Legend

NZD  New Zealand Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Mondrian International Small Cap Fund

December 31, 2014

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	40,527,561	—	40,527,561
Consumer Staples	—	7,801,160	—	7,801,160
Energy	2,327,861	10,688,897	—	13,016,758
Financials	4,334,735	28,657,613	—	32,992,348
Health Care	—	19,431,483	—	19,431,483
Industrials	9,162,162	126,700,657	—	135,862,819
Information Technology	—	35,575,326	—	35,575,326
Materials	—	49,337,160	—	49,337,160
Telecommunication Services	—	4,836,518	—	4,836,518
Utilities	—	8,109,984	—	8,109,984
Total Equity Securities	15,824,758	331,666,359	—	347,491,117
Mutual Funds
Money Market Funds	5,650,412	—	—	5,650,412
Total Mutual Funds	5,650,412	—	—	5,650,412
Investments in Securities	21,475,170	331,666,359	—	353,141,529
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	63,120	—	63,120
Total	21,475,170	331,729,479	—	353,204,649

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.3%

Issuer	Shares	Value ($)
Australia 5.6%
Dexus Property Group	86,769	491,186
Federation Centres	239,430	557,456
Goodman Group	348,716	1,610,679
GPT Group (The)	345,974	1,224,419
GPT Metro Office Fund(a)	236,800	380,847
Investa Office Fund	149,794	442,226
Mirvac Group	631,515	913,519
Scentre Group(a)	1,118,677	3,169,406
Stockland	361,323	1,207,500
Westfield Corp.	415,591	3,046,434
Total		13,043,672
Austria 0.1%
BUWOG-Bauen und Wohnen Gesellschaft mbH	11,163	220,678
Brazil 0.5%
BR Malls Participacoes SA	45,460	280,982
BR Properties SA	84,310	325,099
Iguatemi Empresa de Shopping Centers SA	61,809	572,004
Total		1,178,085
Canada 2.2%
Amarillo Gold Corp.(a)	29,274	325,547
Boardwalk Real Estate Investment Trust	15,550	823,676
Brookfield Office Properties(a)	26,860	623,296
Calloway Real Estate Investment Trust(a)	14,612	343,353
Canadian Roxana Resources(a)	6,924	149,768
Extendicare, Inc.	22,940	128,739
First Capital Realty, Inc.	33,050	530,825
RioCan Real Estate Investment Trust	94,263	2,144,406
Total		5,069,610
China 0.3%
Dalian Wanda Commercial Properties Co., Ltd., Class H(a)	46,300	295,545
Guangzhou R&F Properties Co., Ltd., Class H	297,200	361,845
Total		657,390
Finland 0.3%
Citycon OYJ	129,929	400,745
Sponda OYJ	89,208	388,308
Total		789,053

Common Stocks (continued)

Issuer	Shares	Value ($)
France 2.9%
Fonciere Des Regions	4,615	426,543
Gecina SA	6,220	776,491
ICADE	8,213	657,144
Klepierre	17,373	745,965
Mercialys SA	4,657	103,885
Unibail-Rodamco SE	16,002	4,105,084
Total		6,815,112
Germany 1.5%
Alstria Office REIT AG	7,007	87,003
Deutsche Annington Immobilien SE	27,131	921,143
Deutsche Euroshop AG	8,428	368,095
Deutsche Wohnen AG	25,814	608,946
DO Deutsche Office AG(a)	64,361	227,403
GAGFAH SA(a)	17,295	386,238
LEG Immobilien AG	11,528	858,764
Total		3,457,592
Hong Kong 11.2%
Champion REIT	322,000	149,484
China Resources Land Ltd.	70,000	183,961
Hang Lung Properties Ltd.	220,000	613,736
Henderson Land Development Co., Ltd.	140,336	975,373
Hongkong Land Holdings Ltd.	581,000	3,914,504
Hysan Development Co., Ltd.	451,500	2,003,760
Kerry Properties Ltd.	145,000	523,086
Link REIT (The)	523,388	3,276,806
New World Development Co., Ltd.	1,102,023	1,265,133
Sino Land Co., Ltd.	197,250	316,646
Sun Hung Kai Properties Ltd.	575,719	8,722,402
Swire Properties Ltd.	451,700	1,329,088
Wharf Holdings Ltd. (The)	369,466	2,652,430
Total		25,926,409
Ireland 0.1%
Green REIT, PLC(a)	54,117	83,820
Hibernia REIT, PLC(a)	154,280	202,555
Total		286,375
Italy 0.1%
Beni Stabili SpA SIIQ	447,584	314,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Japan 12.7%
Activia Properties, Inc.	119	1,034,749
Advance Residence Investment Corp.	141	377,294
Aeon Mall Co., Ltd.	4,500	79,744
Daibiru Corp.	7,800	73,370
Frontier Real Estate Investment Corp.	17	77,892
GLP J-REIT	434	483,430
Hulic Co., Ltd.	63,900	638,819
Hulic REIT, Inc.	168	254,988
Japan Real Estate Investment Corp.	315	1,517,757
Japan Retail Fund Investment Corp.	417	881,239
Kenedix Office Investment Corp.	19	107,543
Mitsubishi Estate Co., Ltd.	339,000	7,143,027
Mitsui Fudosan Co., Ltd.	258,000	6,918,414
Mori Hills REIT Investment Corp.	479	689,404
Nippon Building Fund, Inc.	338	1,696,797
Nippon Healthcare Investment Corp.(a)	7	16,293
Nippon Prologis REIT, Inc.	583	1,265,842
NTT Urban Development Corp.	13,800	138,974
ORIX JREIT, Inc.	266	374,073
Sumitomo Realty & Development Co., Ltd.	119,000	4,054,230
Tokyo Tatemono Co., Ltd.	95,000	691,374
United Urban Investment Corp.	609	958,641
Total		29,473,894
Netherlands 0.8%
Corio NV	12,585	616,311
Eurocommercial Properties NV	10,194	433,125
Vastned Retail NV	4,033	182,361
Wereldhave NV	9,635	664,554
Total		1,896,351
Norway 0.2%
Entra ASA(a)	29,011	297,778
Norwegian Property ASA(a)	106,931	144,909
Total		442,687
Singapore 2.6%
Ascendas Real Estate Investment Trust	209,000	374,894
CapitaCommercial Trust	76,000	100,339
CapitaLand Ltd.	788,000	1,959,245

Common Stocks (continued)

Issuer	Shares	Value ($)
CapitaMall Trust	379,000	581,906
City Developments Ltd.	71,000	547,768
Global Logistic Properties Ltd.	721,000	1,344,234
Keppel DC REIT(a)	145,400	107,021
SPH REIT	255,000	200,204
UOL Group Ltd.	137,877	720,791
Total		5,936,402
Spain 0.1%
Hispania Activos Inmobiliarios SAU(a)	12,035	157,477
Sweden 0.7%
Atrium Ljungberg AB, Class B	19,209	282,632
Castellum AB	14,742	229,678
Fabege AB	18,200	233,662
Hufvudstaden AB	67,673	878,187
Total		1,624,159
Switzerland 0.6%
Mobimo Holding AG	409	81,800
PSP Swiss Property AG	13,826	1,189,908
Swiss Prime Site AG	2,270	166,677
Total		1,438,385
United Kingdom 6.9%
Atrium European Real Estate Ltd.	61,217	302,969
British Land Co. PLC (The)	245,974	2,966,117
Capital & Counties Properties PLC	78,441	443,233
Capital & Regional PLC	687,626	562,661
Derwent London PLC	22,683	1,058,928
Grainger PLC	223,573	650,921
Great Portland Estates PLC	83,530	952,873
Hammerson PLC	176,527	1,653,161
Helical Bar PLC	9	54
Intu Properties PLC	135,676	701,437
Land Securities Group PLC	164,464	2,956,347
LXB Retail Properties PLC(a)	421,416	906,411
Quintain Estates & Development PLC(a)	448,335	665,583
Safestore Holdings PLC	98,702	356,902
Segro PLC	63,388	363,129
Shaftesbury PLC	16,872	204,169
St. Modwen Properties PLC	60,944	366,461

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Unite Group PLC (The)	71,881	518,171
Urban & Civic PLC(a)	124,735	482,142
Total		16,111,669
United States 49.9%
Acadia Realty Trust	19,730	631,952
Alexandria Real Estate Equities, Inc.	8,150	723,231
American Realty Capital Healthcare Trust, Inc.	46,116	548,780
AvalonBay Communities, Inc.	45,809	7,484,733
BioMed Realty Trust, Inc.	33,370	718,790
Boston Properties, Inc.	34,905	4,491,925
Camden Property Trust	31,636	2,336,002
Chesapeake Lodging Trust	20,460	761,317
Corporate Office Properties Trust	10,970	311,219
Cousins Properties, Inc.	61,491	702,227
CubeSmart	6,790	149,855
DCT Industrial Trust, Inc.	4,949	176,481
DDR Corp.	8,020	147,247
Douglas Emmett, Inc.	22,450	637,580
Duke Realty Corp.	55,565	1,122,413
Equity LifeStyle Properties, Inc.	32,146	1,657,126
Equity One, Inc.	10,719	271,834
Equity Residential	135,945	9,766,289
Essex Property Trust, Inc.	4,849	1,001,803
Extended Stay America, Inc.	14,040	271,112
Federal Realty Investment Trust	6,101	814,240
Forest City Enterprises, Inc., Class A(a)	26,322	560,659
General Growth Properties, Inc.	183,402	5,159,098
HCP, Inc.	33,197	1,461,664
Health Care REIT, Inc.	11,970	905,770
Healthcare Realty Trust, Inc.	24,439	667,674
Hilton Worldwide Holdings, Inc.(a)	53,559	1,397,354
Host Hotels & Resorts, Inc.	363,987	8,651,971
Hudson Pacific Properties, Inc.	42,740	1,284,764
Kimco Realty Corp.	40,610	1,020,935
La Quinta Holdings, Inc.(a)	12,020	265,161
Lexington Realty Trust	9,483	104,123
Liberty Property Trust	43,090	1,621,477
Macerich Co. (The)	45,685	3,810,586

Common Stocks (continued)

Issuer	Shares	Value ($)
Mack-Cali Realty Corp.	71,049	1,354,194
Mid-America Apartment Communities, Inc.	22,015	1,644,080
National Retail Properties, Inc.	41,066	1,616,769
New York REIT, Inc.	50	530
Paramount Group, Inc.(a)	28,960	538,366
ProLogis, Inc.	66,114	2,844,886
PS Business Parks, Inc.	1,557	123,844
Public Storage	31,865	5,890,245
Realty Income Corp.	14,679	700,335
Regency Centers Corp.	60,083	3,832,094
Rexford Industrial Realty, Inc.	14,503	227,842
Senior Housing Properties Trust	120,675	2,668,124
Simon Property Group, Inc.	77,479	14,109,701
Sovran Self Storage, Inc.	470	40,993
Starwood Hotels & Resorts Worldwide, Inc.	43,340	3,513,574
STORE Capital Corp.	20,848	450,525
Sunstone Hotel Investors, Inc.	42,517	701,956
Tanger Factory Outlet Centers, Inc.	74,196	2,742,284
Ventas, Inc.	37,556	2,692,765
Vornado Realty Trust	71,893	8,462,525
WP Carey, Inc.	2,959	207,426
Total		116,000,450
Total Common Stocks (Cost: $188,808,204)		230,839,848

Money Market Funds 0.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	1,844,001	1,844,001
Total Money Market Funds (Cost: $1,844,001)		1,844,001
Total Investments (Cost: $190,652,205)		232,683,849
Other Assets & Liabilities, Net		(151,462)
Net Assets		232,532,387

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,109,787	51,239,467	(50,505,253)	1,844,001	1,235	1,844,001

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	5,447,202	—	—	5,447,202
Financials	116,672,204	108,591,703	—	225,263,907
Health Care	128,739	—	—	128,739
Total Equity Securities	122,248,145	108,591,703	—	230,839,848
Mutual Funds
Money Market Funds	1,844,001	—	—	1,844,001
Total Mutual Funds	1,844,001	—	—	1,844,001
Total	124,092,146	108,591,703	—	232,683,849

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.0%

Issuer	Shares	Value ($)
Consumer Discretionary 8.4%
Automobiles 4.3%
Ford Motor Co.	5,827,500	90,326,250
Leisure Products 2.0%
Mattel, Inc.	1,380,400	42,716,478
Multiline Retail 2.1%
Macy's, Inc.	680,500	44,742,875
Total Consumer Discretionary		177,785,603
Consumer Staples 2.0%
Food & Staples Retailing 2.0%
Wal-Mart Stores, Inc.	503,000	43,197,640
Total Consumer Staples		43,197,640
Energy 13.1%
Oil, Gas & Consumable Fuels 13.1%
California Resources Corp.	196,920	1,085,029
Chevron Corp.	365,900	41,046,662
ConocoPhillips	1,185,300	81,856,818
Occidental Petroleum Corp.	454,300	36,621,123
Royal Dutch Shell PLC, ADR, Class A	603,300	40,390,935
Sasol Ltd., ADR	79,849	3,031,867
Total SA, ADR	1,436,900	73,569,280
Total		277,601,714
Total Energy		277,601,714
Financials 24.9%
Banks 14.7%
Citigroup, Inc.	783,300	42,384,363
Fifth Third Bancorp	2,054,400	41,858,400
JPMorgan Chase & Co.	1,431,200	89,564,496
PNC Financial Services Group, Inc. (The)	544,200	49,647,366
Wells Fargo & Co.	1,591,500	87,246,030
Total		310,700,655
Consumer Finance 2.2%
Navient Corp.	2,089,490	45,153,879
Insurance 8.0%
Allstate Corp. (The)	642,600	45,142,650
MetLife, Inc.	1,503,500	81,324,315
Travelers Companies, Inc. (The)	409,700	43,366,745
Total		169,833,710
Total Financials		525,688,244

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 15.6%
Health Care Equipment & Supplies 4.2%
Baxter International, Inc.	1,202,900	88,160,541
Health Care Providers & Services 2.0%
Anthem, Inc.	341,400	42,903,738
Pharmaceuticals 9.4%
GlaxoSmithKline PLC, ADR	905,700	38,709,618
Johnson & Johnson	366,900	38,366,733
Merck & Co., Inc.	601,500	34,159,185
Pfizer, Inc.	1,460,400	45,491,460
Teva Pharmaceutical Industries Ltd., ADR	747,400	42,982,974
Total		199,709,970
Total Health Care		330,774,249
Industrials 6.0%
Aerospace & Defense 2.1%
Northrop Grumman Corp.	301,000	44,364,390
Industrial Conglomerates 2.0%
General Electric Co.	1,650,300	41,703,081
Road & Rail 1.9%
Norfolk Southern Corp.	368,365	40,376,487
Total Industrials		126,443,958
Information Technology 11.6%
Communications Equipment 3.7%
Cisco Systems, Inc.	1,515,700	42,159,195
Harris Corp.	485,506	34,869,041
Total		77,028,236
IT Services 1.9%
Xerox Corp.	2,911,700	40,356,162
Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	1,178,500	42,767,765
Software 4.0%
CA, Inc.	1,437,200	43,762,740
Symantec Corp.	1,610,873	41,326,947
Total		85,089,687
Total Information Technology		245,241,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 5.4%
Chemicals 2.0%
Dow Chemical Co. (The)	159,000	7,251,990
EI du Pont de Nemours & Co.	483,184	35,726,625
Total		42,978,615
Metals & Mining 1.4%
Barrick Gold Corp.	2,246,500	24,149,875
Freeport-McMoRan, Inc.	263,700	6,160,032
Total		30,309,907
Paper & Forest Products 2.0%
International Paper Co.	768,500	41,176,230
Total Materials		114,464,752
Telecommunication Services 5.8%
Diversified Telecommunication Services 5.8%
AT&T, Inc.	2,455,900	82,493,681
Verizon Communications, Inc.	835,900	39,103,402
Total		121,597,083
Total Telecommunication Services		121,597,083

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 4.2%
Electric Utilities 2.2%
American Electric Power Co., Inc.	750,100	45,546,072
Multi-Utilities 2.0%
Public Service Enterprise Group, Inc.	1,046,900	43,352,129
Total Utilities		88,898,201
Total Common Stocks (Cost: $1,649,007,736)		2,051,693,294

Money Market Funds 3.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(a)(b)	73,469,158	73,469,158
Total Money Market Funds (Cost: $73,469,158)		73,469,158
Total Investments (Cost: $1,722,476,894)		2,125,162,452
Other Assets & Liabilities, Net		(10,458,396)
Net Assets		2,114,704,056

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	52,831,717	409,120,691	(388,483,250)	73,469,158	58,067	73,469,158

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	177,785,603	—	—	177,785,603
Consumer Staples	43,197,640	—	—	43,197,640
Energy	277,601,714	—	—	277,601,714
Financials	525,688,244	—	—	525,688,244
Health Care	330,774,249	—	—	330,774,249
Industrials	126,443,958	—	—	126,443,958
Information Technology	245,241,850	—	—	245,241,850
Materials	114,464,752	—	—	114,464,752
Telecommunication Services	121,597,083	—	—	121,597,083
Utilities	88,898,201	—	—	88,898,201
Total Equity Securities	2,051,693,294	—	—	2,051,693,294
Mutual Funds
Money Market Funds	73,469,158	—	—	73,469,158
Total Mutual Funds	73,469,158	—	—	73,469,158
Total	2,125,162,452	—	—	2,125,162,452

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
Consumer Discretionary 20.9%
Automobiles 0.8%
Tesla Motors, Inc.(a)	56,000	12,454,960
Hotels, Restaurants & Leisure 4.8%
Chipotle Mexican Grill, Inc.(a)	25,470	17,434,470
Hilton Worldwide Holdings, Inc.(a)	977,900	25,513,411
MGM Resorts International(a)	210,400	4,498,352
Starbucks Corp.	316,200	25,944,210
Total		73,390,443
Internet & Catalog Retail 3.8%
Amazon.com, Inc.(a)	69,340	21,519,669
Priceline Group, Inc. (The)(a)	31,850	36,315,688
Total		57,835,357
Media 6.7%
Comcast Corp., Class A	344,500	19,984,445
Liberty Global PLC, Class C(a)	547,500	26,449,725
Twenty-First Century Fox, Inc., Class A	933,950	35,868,350
Walt Disney Co. (The)	219,300	20,655,867
Total		102,958,387
Multiline Retail 1.1%
Dollar General Corp.(a)	229,600	16,232,720
Specialty Retail 1.2%
Ulta Salon Cosmetics & Fragrance, Inc.(a)	141,500	18,089,360
Textiles, Apparel & Luxury Goods 2.5%
Nike, Inc., Class B	311,700	29,969,955
Under Armour, Inc., Class A(a)	110,200	7,482,580
Total		37,452,535
Total Consumer Discretionary		318,413,762
Consumer Staples 3.4%
Food & Staples Retailing 3.4%
Costco Wholesale Corp.	109,300	15,493,275
CVS Health Corp.	204,200	19,666,502
Whole Foods Market, Inc.	321,600	16,215,072
Total		51,374,849
Total Consumer Staples		51,374,849
Financials 5.3%
Capital Markets 2.3%
BlackRock, Inc.	45,910	16,415,580
Morgan Stanley	491,300	19,062,440
Total		35,478,020

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 1.3%
American Express Co.	207,700	19,324,408
Real Estate Investment Trusts (REITs) 1.7%
American Tower Corp.	267,100	26,402,835
Total Financials		81,205,263
Health Care 18.8%
Biotechnology 10.8%
Alexion Pharmaceuticals, Inc.(a)	157,130	29,073,764
Amgen, Inc.	145,000	23,097,050
Biogen Idec, Inc.(a)	89,130	30,255,178
Celgene Corp.(a)	364,280	40,748,361
Gilead Sciences, Inc.(a)	337,000	31,765,620
Vertex Pharmaceuticals, Inc.(a)	88,600	10,525,680
Total		165,465,653
Health Care Providers & Services 4.8%
Envision Healthcare Holdings, Inc.(a)	355,900	12,346,171
McKesson Corp.	163,750	33,991,225
UnitedHealth Group, Inc.	258,500	26,131,765
Total		72,469,161
Health Care Technology 1.2%
Cerner Corp.(a)	279,400	18,066,004
Pharmaceuticals 2.0%
AbbVie, Inc.	270,300	17,688,432
Zoetis, Inc.	312,600	13,451,178
Total		31,139,610
Total Health Care		287,140,428
Industrials 11.1%
Aerospace & Defense 3.4%
Honeywell International, Inc.	268,400	26,818,528
Precision Castparts Corp.	104,360	25,138,237
Total		51,956,765
Airlines 1.6%
Delta Air Lines, Inc.	504,500	24,816,355
Industrial Conglomerates 1.1%
Danaher Corp.	194,200	16,644,882
Professional Services 1.1%
Nielsen NV	372,000	16,639,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 3.9%
Union Pacific Corp.	505,100	60,172,563
Total Industrials		170,230,125
Information Technology 33.8%
Internet Software & Services 12.8%
Alibaba Group Holding Ltd., ADR(a)	204,200	21,224,548
Baidu, Inc., ADR(a)	111,470	25,411,816
CoStar Group, Inc.(a)	73,100	13,423,353
eBay, Inc.(a)	160,200	8,990,424
Facebook, Inc., Class A(a)	394,400	30,771,088
Google, Inc., Class A(a)	54,300	28,814,838
Google, Inc., Class C(a)	54,400	28,636,160
LendingClub Corp.(a)	45,600	1,153,680
LinkedIn Corp., Class A(a)	125,000	28,713,750
Twitter, Inc.(a)	215,100	7,715,637
Total		194,855,294
IT Services 7.2%
Cognizant Technology Solutions Corp., Class A(a)	361,800	19,052,388
MasterCard, Inc., Class A	343,500	29,595,960
Visa, Inc., Class A	234,000	61,354,800
Total		110,003,148
Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	831,500	20,720,980
ARM Holdings PLC, ADR	341,700	15,820,710
Texas Instruments, Inc.	289,700	15,488,810
Total		52,030,500
Software 5.1%
Adobe Systems, Inc.(a)	295,600	21,490,120
salesforce.com, Inc.(a)	351,900	20,871,189
ServiceNow, Inc.(a)	209,700	14,228,145

Common Stocks (continued)

Issuer	Shares	Value ($)
Splunk, Inc.(a)	128,500	7,575,075
Workday, Inc., Class A(a)	178,500	14,567,385
Total		78,731,914
Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	736,650	81,311,427
Total Information Technology		516,932,283
Materials 4.2%
Chemicals 4.2%
Ecolab, Inc.	138,700	14,496,924
Monsanto Co.	291,500	34,825,505
PPG Industries, Inc.	63,820	14,751,993
Total		64,074,422
Total Materials		64,074,422
Telecommunication Services 1.6%
Wireless Telecommunication Services 1.6%
SBA Communications Corp., Class A(a)	220,800	24,455,808
Total Telecommunication Services		24,455,808
Total Common Stocks (Cost: $1,114,888,162)		1,513,826,940

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	15,599,846	15,599,846
Total Money Market Funds (Cost: $15,599,846)		15,599,846
Total Investments (Cost: $1,130,488,008)		1,529,426,786
Other Assets & Liabilities, Net		(2,135,137)
Net Assets		1,527,291,649

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	19,112,439	378,467,207	(381,979,800)	15,599,846	17,824	15,599,846

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	318,413,762	—	—	318,413,762
Consumer Staples	51,374,849	—	—	51,374,849
Financials	81,205,263	—	—	81,205,263
Health Care	287,140,428	—	—	287,140,428
Industrials	170,230,125	—	—	170,230,125
Information Technology	516,932,283	—	—	516,932,283
Materials	64,074,422	—	—	64,074,422
Telecommunication Services	24,455,808	—	—	24,455,808
Total Equity Securities	1,513,826,940	—	—	1,513,826,940
Mutual Funds
Money Market Funds	15,599,846	—	—	15,599,846
Total Mutual Funds	15,599,846	—	—	15,599,846
Total	1,529,426,786	—	—	1,529,426,786

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%

Issuer	Shares	Value ($)
Consumer Discretionary 18.0%
Auto Components 2.7%
Dana Holding Corp.	238,810	5,191,729
Gentherm, Inc.(a)	91,560	3,352,927
Motorcar Parts of America, Inc.(a)	118,085	3,671,263
Tenneco, Inc.(a)	43,219	2,446,628
Total		14,662,547
Diversified Consumer Services 2.9%
Bright Horizons Family Solutions, Inc.(a)	38,055	1,788,965
Grand Canyon Education, Inc.(a)	68,260	3,185,012
LifeLock, Inc.(a)	49,720	920,317
Service Corp. International	426,068	9,671,744
Total		15,566,038
Hotels, Restaurants & Leisure 3.3%
Fiesta Restaurant Group, Inc.(a)	82,737	5,030,410
Habit Restaurants, Inc. (The), Class A(a)	13,618	440,542
Jack in the Box, Inc.	48,560	3,882,858
Krispy Kreme Doughnuts, Inc.(a)	100,300	1,979,922
Papa John's International, Inc.	46,189	2,577,346
Red Robin Gourmet Burgers, Inc.(a)	35,347	2,720,835
Zoe's Kitchen, Inc.(a)	44,634	1,335,003
Total		17,966,916
Household Durables 1.3%
Tempur Sealy International, Inc.(a)	124,500	6,836,295
Internet & Catalog Retail 0.3%
Shutterfly, Inc.(a)	31,120	1,297,548
Leisure Products 0.5%
Sturm Ruger & Co., Inc.	79,437	2,750,903
Media 0.9%
Cinemark Holdings, Inc.	70,400	2,504,832
IMAX Corp.(a)	67,100	2,073,390
Total		4,578,222
Specialty Retail 2.9%
American Eagle Outfitters, Inc.	153,103	2,125,070
Boot Barn Holdings, Inc.(a)	41,676	758,503
Cabela's, Inc.(a)	131,520	6,932,419
Children's Place, Inc. (The)	34,565	1,970,205
Five Below, Inc.(a)	54,186	2,212,414

Common Stocks (continued)

Issuer	Shares	Value ($)
Zumiez, Inc.(a)	49,134	1,898,047
Total		15,896,658
Textiles, Apparel & Luxury Goods 3.2%
Deckers Outdoor Corp.(a)	88,970	8,099,829
G-III Apparel Group Ltd.(a)	50,580	5,109,086
Tumi Holdings, Inc.(a)	81,937	1,944,365
Vera Bradley, Inc.(a)	100,548	2,049,168
Total		17,202,448
Total Consumer Discretionary		96,757,575
Consumer Staples 2.0%
Food & Staples Retailing 1.9%
Diplomat Pharmacy, Inc.(a)	23,815	651,817
Pricesmart, Inc.	79,561	7,257,554
United Natural Foods, Inc.(a)	26,120	2,019,729
Total		9,929,100
Personal Products 0.1%
IGI Laboratories, Inc.(a)	76,300	671,440
Total Consumer Staples		10,600,540
Energy 3.5%
Energy Equipment & Services 0.9%
Atwood Oceanics, Inc.(a)	151,816	4,307,020
RigNet, Inc.(a)	9,916	406,853
Total		4,713,873
Oil, Gas & Consumable Fuels 2.6%
Bill Barrett Corp.(a)	138,812	1,581,069
Bonanza Creek Energy, Inc.(a)	23,670	568,080
Carrizo Oil & Gas, Inc.(a)	31,360	1,304,576
Diamondback Energy, Inc.(a)	49,996	2,988,761
Magnum Hunter Resources Corp.(a)	259,728	815,546
Oasis Petroleum, Inc.(a)	13,470	222,794
Parsley Energy, Inc., Class A(a)	79,217	1,264,303
Rosetta Resources, Inc.(a)	48,342	1,078,510
RSP Permian, Inc.(a)	73,165	1,839,368
World Fuel Services Corp.	57,004	2,675,198
Total		14,338,205
Total Energy		19,052,078

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 10.9%
Banks 0.4%
Bank of the Ozarks, Inc.	51,794	1,964,028
Capital Markets 1.7%
Eaton Vance Corp.	96,944	3,967,918
Evercore Partners, Inc., Class A	37,454	1,961,466
Financial Engines, Inc.	88,430	3,232,116
Total		9,161,500
Consumer Finance 1.0%
Encore Capital Group, Inc.(a)	25,610	1,137,084
PRA Group, Inc.(a)	73,670	4,267,703
Total		5,404,787
Diversified Financial Services 1.1%
MarkeTaxess Holdings, Inc.	83,581	5,993,594
Insurance 2.3%
MBIA, Inc.(a)	380,709	3,631,964
Montpelier Re Holdings Ltd.	124,407	4,456,259
White Mountains Insurance Group Ltd.	7,194	4,533,011
Total		12,621,234
Real Estate Investment Trusts (REITs) 3.0%
Corrections Corp. of America	200,694	7,293,220
CyrusOne, Inc.	90,984	2,506,609
First Industrial Realty Trust, Inc.	323,146	6,643,882
Total		16,443,711
Real Estate Management & Development 1.4%
Alexander & Baldwin, Inc.	121,345	4,764,005
Tejon Ranch Co.(a)	87,085	2,565,524
Total		7,329,529
Total Financials		58,918,383
Health Care 20.2%
Biotechnology 2.4%
ACADIA Pharmaceuticals, Inc.(a)	127,015	4,032,726
Exact Sciences Corp.(a)	27,630	758,167
Hyperion Therapeutics, Inc.(a)	40,952	982,848
Ligand Pharmaceuticals, Inc.(a)	11,220	597,016
NPS Pharmaceuticals, Inc.(a)	73,420	2,626,234
PTC Therapeutics, Inc.(a)	35,600	1,843,012
Puma Biotechnology, Inc.(a)	6,100	1,154,547
Repligen Corp.(a)	47,600	942,480
Total		12,937,030

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.3%
Align Technology, Inc.(a)	17,540	980,661
AtriCure, Inc.(a)	113,143	2,258,334
Cardiovascular Systems, Inc.(a)	105,019	3,158,972
Cynosure Inc., Class A(a)	92,328	2,531,634
DexCom, Inc.(a)	148,255	8,161,438
Endologix, Inc.(a)	236,678	3,618,807
Greatbatch, Inc.(a)	44,450	2,191,385
Insulet Corp.(a)	88,540	4,078,152
NxStage Medical, Inc.(a)	67,907	1,217,572
Oxford Immunotec Global PLC(a)	47,945	653,011
Sirona Dental Systems, Inc.(a)	15,399	1,345,411
Spectranetics Corp. (The)(a)	244,954	8,470,509
Tandem Diabetes Care, Inc.(a)	60,700	770,890
Total		39,436,776
Health Care Providers & Services 7.7%
AAC Holdings, Inc.(a)	39,518	1,221,897
Acadia Healthcare Co., Inc.(a)	182,215	11,153,380
Adeptus Health, Inc., Class A(a)	39,480	1,476,552
ExamWorks Group, Inc.(a)	119,960	4,989,136
HealthEquity, Inc.(a)	44,187	1,124,559
IPC The Hospitalist Co., Inc.(a)	30,440	1,396,892
Magellan Health, Inc.(a)	34,211	2,053,686
MWI Veterinary Supply, Inc.(a)	16,870	2,866,382
Team Health Holdings, Inc.(a)	89,417	5,144,160
Tenet Healthcare Corp.(a)	161,847	8,200,787
WellCare Health Plans, Inc.(a)	26,827	2,201,424
Total		41,828,855
Health Care Technology 0.6%
HMS Holdings Corp.(a)	83,162	1,758,045
Medidata Solutions, Inc.(a)	30,340	1,448,735
Total		3,206,780
Life Sciences Tools & Services 0.4%
ICON PLC(a)	31,980	1,630,660
INC Research Holdings, Inc. Class A(a)	22,666	582,290
Total		2,212,950
Pharmaceuticals 1.8%
Akorn, Inc.(a)	143,110	5,180,582
ANI Pharmaceuticals, Inc(a)	34,200	1,928,538

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
BioDelivery Sciences International, Inc.(a)	117,820	1,416,196
Intersect ENT, Inc.(a)	59,531	1,104,300
Total		9,629,616
Total Health Care		109,252,007
Industrials 15.2%
Aerospace & Defense 3.9%
Alliant Techsystems, Inc.	72,628	8,443,005
Exelis, Inc.	321,940	5,643,608
Orbital Sciences Corp.(a)	132,770	3,570,185
Taser International, Inc.(a)	65,700	1,739,736
Triumph Group, Inc.	24,417	1,641,311
Total		21,037,845
Air Freight & Logistics 0.7%
XPO Logistics, Inc.(a)	91,886	3,756,300
Building Products —%
Apogee Enterprises, Inc.	4,800	203,376
Commercial Services & Supplies 0.5%
Ritchie Bros. Auctioneers, Inc.	90,129	2,423,569
Construction & Engineering 0.1%
Primoris Services Corp.	17,430	405,073
Electrical Equipment 0.6%
Generac Holdings, Inc.(a)	37,628	1,759,485
Power Solutions International, Inc.(a)	33,159	1,711,336
Total		3,470,821
Machinery 1.1%
Middleby Corp. (The)(a)	19,545	1,936,910
Proto Labs, Inc.(a)	16,726	1,123,318
Rexnord Corp.(a)	91,634	2,584,995
Total		5,645,223
Marine 0.8%
Matson, Inc.	127,745	4,409,757
Professional Services 2.6%
Acacia Research Corp.	83,557	1,415,456
Corporate Executive Board Co. (The)	13,166	954,930
Huron Consulting Group, Inc.(a)	32,565	2,227,120
On Assignment, Inc.(a)	143,365	4,758,284
Paylocity Holding Corp.(a)	45,080	1,177,039
Wageworks, Inc.(a)	55,015	3,552,319
Total		14,085,148

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 3.4%
Genesee & Wyoming, Inc., Class A(a)	26,599	2,391,782
Old Dominion Freight Line, Inc.(a)	176,562	13,708,274
Saia, Inc.(a)	39,400	2,181,184
Total		18,281,240
Trading Companies & Distributors 1.5%
H&E Equipment Services, Inc.	123,520	3,469,677
Kaman Corp.	63,770	2,556,539
MRC Global, Inc.(a)	151,210	2,290,831
Total		8,317,047
Total Industrials		82,035,399
Information Technology 21.9%
Electronic Equipment, Instruments & Components 1.5%
Belden, Inc.	34,821	2,744,243
Cognex Corp.(a)	97,708	4,038,272
Universal Display Corp.(a)	47,820	1,327,005
Total		8,109,520
Internet Software & Services 6.1%
Borderfree, Inc.(a)	116,663	1,045,300
ChannelAdvisor Corp.(a)	65,379	1,410,879
Cornerstone OnDemand, Inc.(a)	108,941	3,834,723
Dealertrack Technologies, Inc.(a)	68,800	3,048,528
Demandware, Inc.(a)	62,460	3,593,948
Envestnet, Inc.(a)	119,333	5,864,024
HomeAway, Inc.(a)	187,092	5,571,600
Hortonworks, Inc.(a)	14,240	384,480
Marketo, Inc.(a)	61,062	1,997,949
New Relic, Inc.(a)	103	3,588
Q2 Holdings, Inc.(a)	65,207	1,228,500
RetailMeNot, Inc.(a)	20,091	293,731
SPS Commerce, Inc.(a)	83,605	4,734,551
Total		33,011,801
IT Services 1.6%
Euronet Worldwide, Inc.(a)	30,728	1,686,967
iGATE Corp.(a)	32,000	1,263,360
InterXion Holding NV(a)	115,045	3,145,330
MAXIMUS, Inc.	31,770	1,742,267
WEX, Inc.(a)	9,390	928,859
Total		8,766,783

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.5%
Cavium, Inc.(a)	67,730	4,187,069
Ceva, Inc.(a)	70,907	1,286,253
Mellanox Technologies Ltd.(a)	48,981	2,092,958
Semtech Corp.(a)	70,525	1,944,374
Synaptics, Inc.(a)	27,745	1,909,966
Veeco Instruments, Inc.(a)	66,410	2,316,381
Total		13,737,001
Software 10.2%
Advent Software, Inc.	117,554	3,601,855
Aspen Technology, Inc.(a)	14,020	490,980
Callidus Software, Inc.(a)	134,828	2,201,741
CommVault Systems, Inc.(a)	60,679	3,136,497
FleetMatics Group PLC(a)	103,230	3,663,633
Guidewire Software, Inc.(a)	37,960	1,921,915
HubSpot, Inc.(a)	16,581	557,287
Imperva, Inc.(a)	83,125	4,108,869
Jive Software, Inc.(a)	211,034	1,272,535
MobileIron, Inc.(a)	140,028	1,394,679
Proofpoint, Inc.(a)	221,980	10,706,095
PROS Holdings, Inc.(a)	78,831	2,166,276
QLIK Technologies, Inc.(a)	131,385	4,058,483
Qualys, Inc.(a)	67,893	2,562,961
SS&C Technologies Holdings, Inc.	31,282	1,829,684
Synchronoss Technologies, Inc.(a)	105,274	4,406,770
Tyler Technologies, Inc.(a)	17,922	1,961,384
Ultimate Software Group, Inc. (The)(a)	32,761	4,809,806
Total		54,851,450
Total Information Technology		118,476,555
Materials 6.7%
Chemicals 5.4%
Albemarle Corp.	108,107	6,500,474
Axiall Corp.	32,314	1,372,375
Balchem Corp.	17,400	1,159,536
H.B. Fuller Co.	41,337	1,840,737
NewMarket Corp.	27,325	11,026,457
Olin Corp.	253,670	5,776,066
Tredegar Corp.	70,469	1,584,848
Total		29,260,493

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction Materials 0.5%
US Concrete, Inc.(a)	86,883	2,471,821
Containers & Packaging 0.5%
Berry Plastics Corp.(a)	81,463	2,570,158
Paper & Forest Products 0.3%
Boise Cascade Co.(a)	47,946	1,781,194
Total Materials		36,083,666
Total Common Stocks (Cost: $402,711,740)		531,176,203

Warrants —%

Energy —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)(b)	44,756	15,452
Total Energy		15,452
Financials —%
Real Estate Management & Development —%
Tejon Ranch Co.(a)(b)	14,419	25,233
Total Financials		25,233
Total Warrants (Cost: $110,963)		40,685

Money Market Funds 2.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(c)(d)	12,010,402	12,010,402
Total Money Market Funds (Cost: $12,010,402)		12,010,402
Total Investments (Cost: $414,833,105)		543,227,290
Other Assets & Liabilities, Net		(3,081,273)
Net Assets		540,146,017
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $40,685, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Magnum Hunter Resources Corp.	11/19/2012 - 11/30/2012	42,178
Tejon Ranch Co.	06/14/2010 - 11/30/2012	68,785

(c)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,008,780	183,484,584	(187,482,962)	12,010,402	11,198	12,010,402

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	96,757,575	—	—	96,757,575
Consumer Staples	10,600,540	—	—	10,600,540
Energy	19,052,078	—	—	19,052,078
Financials	58,918,383	—	—	58,918,383
Health Care	109,252,007	—	—	109,252,007
Industrials	82,035,399	—	—	82,035,399
Information Technology	118,476,555	—	—	118,476,555
Materials	36,083,666	—	—	36,083,666
Warrants
Energy	—	15,452	—	15,452
Financials	25,233	—	—	25,233
Total Equity Securities	531,201,436	15,452	—	531,216,888
Mutual Funds
Money Market Funds	12,010,402	—	—	12,010,402
Total Mutual Funds	12,010,402	—	—	12,010,402
Total	543,211,838	15,452	—	543,227,290

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 92.2%

Issuer	Shares	Value ($)
Australia 6.5%
Ansell Ltd.	160,395	2,934,684
Australia and New Zealand Banking Group Ltd.	680,595	17,709,053
BHP Billiton Ltd.	345,581	8,170,447
Commonwealth Bank of Australia	119,519	8,304,033
CSL Ltd.	70,794	4,972,976
Flight Centre Travel Group Ltd.	45,248	1,197,758
James Hardie Industries PLC	569,103	6,075,320
Lend Lease Group	301,514	4,015,827
Macquarie Group Ltd.	162,247	7,651,058
Mirvac Group	1,863,142	2,695,130
Seek Ltd.	191,359	2,668,330
Suncorp Group Ltd.	388,962	4,443,421
Sydney Airport	764,796	2,928,018
Telstra Corp., Ltd.	2,119,587	10,290,230
Westfield Corp.	1,129,482	8,279,516
Woodside Petroleum Ltd.	118,519	3,665,474
Woolworths Ltd.	110,486	2,745,534
Total		98,746,809
Austria 0.2%
Andritz AG	58,342	3,207,421
Belgium 1.7%
Anheuser-Busch InBev NV	175,062	19,701,720
KBC Groep NV(a)	91,644	5,114,657
UCB SA	17,221	1,309,441
Total		26,125,818
Denmark 1.5%
Danske Bank A/S	235,311	6,361,836
Novo Nordisk A/S, Class B	249,339	10,546,986
Vestas Wind Systems A/S(a)	168,152	6,106,731
Total		23,015,553
Finland 0.9%
Fortum OYJ	91,850	1,994,206
Nokia OYJ	768,356	6,076,781
Sampo OYJ, Class A	122,068	5,714,541
Total		13,785,528

Common Stocks (continued)

Issuer	Shares	Value ($)
France 9.9%
Air Liquide SA	51,795	6,409,099
AtoS	62,988	5,004,741
AXA SA	440,000	10,138,938
BNP Paribas SA	138,789	8,193,282
Carrefour SA	95,885	2,917,916
Cie de Saint-Gobain	175,311	7,426,324
GDF Suez	565,397	13,184,516
Hermes International	1,076	383,145
Iliad SA	15,813	3,802,030
Kering	17,100	3,286,117
L'Oreal SA	37,509	6,277,953
Legrand SA	103,600	5,434,665
LVMH Moet Hennessy Louis Vuitton SA	22,082	3,497,827
Orange SA	493,100	8,386,012
Renault SA	71,501	5,207,869
Rexel SA	201,198	3,604,688
Safran SA	116,667	7,197,766
Sanofi	100,824	9,192,173
Societe Generale SA	186,434	7,802,298
Sodexo SA	38,300	3,748,968
Total SA	505,546	25,900,147
Unibail-Rodamco SE	16,100	4,130,224
Total		151,126,698
Germany 6.1%
Adidas AG	26,963	1,872,460
Bayer AG, Registered Shares	167,214	22,792,687
Bayerische Motoren Werke AG	24,007	2,590,794
Beiersdorf AG	58,032	4,711,853
Continental AG	39,251	8,278,932
Daimler AG, Registered Shares	94,652	7,861,233
Deutsche Telekom AG, Registered Shares	614,022	9,824,562
Drillisch AG	106,100	3,771,149
Fresenius SE & Co. KGaA	113,223	5,886,922
GEA Group AG	131,146	5,765,989
K+S AG	159,700	4,406,948
OSRAM Licht AG(a)	144,747	5,682,756
Rocket Internet AG(a)	40,044	2,490,115
RWE AG	217,500	6,713,066
Total		92,649,466

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 2.9%
AIA Group Ltd.	2,453,400	13,531,649
BOC Hong Kong Holdings Ltd.	1,060,000	3,532,069
HKT Trust & HKT Ltd.	2,770,920	3,608,969
Hong Kong Exchanges and Clearing Ltd.	124,700	2,752,968
Hongkong Land Holdings Ltd.	596,000	4,015,567
Hutchison Whampoa Ltd.	383,000	4,378,291
Hysan Development Co., Ltd.	467,000	2,072,549
Lifestyle International Holdings Ltd.	1,060,000	2,230,816
PCCW Ltd.	3,015,000	2,052,886
Sands China Ltd.	303,400	1,476,995
Techtronic Industries Co., Ltd.	1,577,500	5,060,754
Total		44,713,513
Ireland 1.2%
Bank of Ireland(a)	7,341,100	2,755,049
CRH PLC	176,851	4,252,467
Shire PLC	150,633	10,679,894
Total		17,687,410
Israel 1.0%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,111,740	1,972,022
Teva Pharmaceutical Industries Ltd.	25,100	1,438,855
Teva Pharmaceutical Industries Ltd., ADR	216,146	12,430,556
Total		15,841,433
Italy 2.0%
Assicurazioni Generali SpA	300,400	6,168,069
Finmeccanica SpA(a)	708,416	6,584,605
Intesa Sanpaolo SpA	3,694,503	10,717,395
Telecom Italia SpA(a)	4,274,851	4,559,075
Unione di Banche Italiane SCPA	445,329	3,185,110
Total		31,214,254
Japan 19.6%
ABC-Mart, Inc.	26,800	1,296,804
Acom Co., Ltd.(a)	425,700	1,299,598
Aeon Mall Co., Ltd.	115,460	2,046,063
Asahi Group Holdings Ltd.	120,900	3,740,324
Astellas Pharma, Inc.	771,500	10,740,903
Bridgestone Corp.	140,900	4,886,686

Common Stocks (continued)

Issuer	Shares	Value ($)
Chiyoda Corp.	184,000	1,524,439
Denso Corp.	84,300	3,929,041
Dentsu, Inc.	76,100	3,199,352
Don Quijote Holdings Co., Ltd.	58,800	4,042,323
East Japan Railway Co.	125,100	9,428,893
Fuji Heavy Industries Ltd.	69,200	2,448,710
Fuji Media Holdings, Inc.	200,600	2,473,933
Fujitsu Ltd.	750,000	3,998,750
Hitachi Construction Machine Co., Ltd.	96,300	2,036,088
Hitachi Ltd.	1,042,000	7,690,758
Hitachi Metals Ltd.	204,000	3,466,140
Hoya Corp.	111,700	3,778,234
IHI Corp.	845,000	4,279,468
Japan Exchange Group, Inc.	94,800	2,209,901
Japan Tobacco, Inc.	317,700	8,743,990
JSR Corp.	125,700	2,157,552
JTEKT Corp.	131,900	2,219,850
Kawasaki Heavy Industries Ltd.	746,000	3,392,468
KDDI Corp.	179,700	11,289,481
Keyence Corp.	6,700	2,985,485
Komatsu Ltd.	168,500	3,725,187
Kubota Corp.	88,000	1,277,301
Kuraray Co., Ltd.	242,300	2,752,962
Makita Corp.	53,800	2,424,335
Mazda Motor Corp.	192,400	4,620,597
Miraca Holdings, Inc.	67,000	2,882,266
Mitsubishi Electric Corp.	757,000	8,991,691
Mitsubishi UFJ Financial Group, Inc.	2,959,500	16,260,172
Mitsubishi UFJ Lease & Finance Co., Ltd.	452,600	2,128,501
Mitsui Fudosan Co., Ltd.	247,000	6,623,443
Murata Manufacturing Co., Ltd.	54,300	5,925,271
NEC Corp.	1,302,000	3,783,614
NGK Insulators Ltd.	166,000	3,402,718
Nidec Corp.	69,100	4,462,869
Nippon Prologis REIT, Inc.	966	2,097,432
Nitori Co., Ltd.	75,300	4,045,758
Nomura Holdings, Inc.	660,500	3,737,793
Olympus Corp.(a)	138,600	4,855,206
Omron Corp.	101,700	4,549,599
ORIX Corp.	556,500	7,002,327

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Rakuten, Inc.	230,300	3,202,509
Santen Pharmaceutical Co., Ltd.	27,300	1,469,690
Seiko Epson Corp.	86,300	3,611,156
Seven & I Holdings Co., Ltd.	226,400	8,143,913
Seven Bank Ltd.	878,400	3,687,073
Shin-Etsu Chemical Co., Ltd.	22,600	1,471,255
SoftBank Corp.	153,800	9,154,682
Sony Financial Holdings, Inc.	213,400	3,142,341
Sumitomo Chemical Co., Ltd.	491,000	1,932,933
Sumitomo Mitsui Trust Holdings, Inc.	1,049,000	4,017,973
Suzuki Motor Corp.	170,300	5,103,440
Taisei Corp.	451,000	2,558,078
TDK Corp.	81,200	4,782,310
Tohoku Electric Power Co., Inc.	161,400	1,878,129
Tokio Marine Holdings, Inc.	132,500	4,303,295
Toshiba Corp.	1,223,000	5,157,760
Toyota Motor Corp.	425,400	26,509,820
Yamaha Motor Co., Ltd.	197,200	3,945,440
Total		298,926,073
Luxembourg 0.5%
Altice SA(a)	86,900	6,862,308
Netherlands 2.9%
Aegon NV	895,338	6,729,337
ING Groep NV-CVA(a)	764,605	9,878,441
Koninklijke DSM NV	101,985	6,220,371
Koninklijke KPN NV	1,412,338	4,459,246
Reed Elsevier NV	134,907	3,221,662
Unilever NV-CVA	342,848	13,411,440
Total		43,920,497
Norway 0.4%
Statoil ASA	130,879	2,304,365
Yara International ASA	98,317	4,378,292
Total		6,682,657
Papua New Guinea 0.1%
Oil Search Ltd.	217,671	1,395,835
Singapore 1.5%
DBS Group Holdings Ltd.	310,000	4,799,212
Keppel Corp., Ltd.	232,000	1,546,368

Common Stocks (continued)

Issuer	Shares	Value ($)
Noble Group Ltd.	4,898,836	4,179,382
Oversea-Chinese Banking Corp., Ltd.	347,000	2,730,187
United Overseas Bank Ltd.	530,493	9,789,747
Total		23,044,896
Spain 2.5%
Amadeus IT Holding SA, Class A	248,008	9,877,498
CaixaBank SA	1,304,763	6,836,778
Iberdrola SA	1,090,564	7,351,214
Inditex SA	197,503	5,633,852
International Consolidated Airlines Group SA(a)	736,380	5,485,492
Red Electrica Corp. SA	35,120	3,095,879
Total		38,280,713
Sweden 2.8%
Alfa Laval AB	297,379	5,623,380
Hennes & Mauritz AB, Class B	266,010	11,051,391
Nordea Bank AB	1,038,999	12,027,229
Svenska Cellulosa AB, Class B	206,934	4,461,228
Svenska Handelsbanken AB, Class A	104,520	4,890,269
Swedbank AB, Class A	218,414	5,419,055
Total		43,472,552
Switzerland 9.1%
Adecco SA, Registered Shares	98,572	6,775,770
Cie Financiere Richemont SA, Class A, Registered Shares	98,608	8,742,450
Nestlé SA, Registered Shares	403,586	29,421,829
Novartis AG, Registered Shares	262,283	24,325,037
Roche Holding AG, Genusschein Shares	119,516	32,381,930
Syngenta AG, Registered Shares	27,159	8,735,900
UBS AG	870,755	14,968,018
Zurich Insurance Group AG	43,348	13,546,352
Total		138,897,286
United Kingdom 18.9%
Anglo American PLC	529,126	9,791,191
AstraZeneca PLC	190,783	13,475,151
Babcock International Group PLC	117,844	1,930,553
BAE Systems PLC	502,343	3,673,734
Barclays Bank PLC	1,464,626	5,506,017
Barratt Developments PLC	443,640	3,228,868

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
BG Group PLC	1,118,127	14,962,450
BHP Billiton PLC	245,001	5,250,703
British American Tobacco PLC	120,541	6,532,233
British Land Co. PLC (The)	464,742	5,604,166
BT Group PLC	1,259,224	7,832,457
Bunzl PLC	87,300	2,386,539
Burberry Group PLC	123,612	3,136,251
Capita Group PLC (The)	222,280	3,727,122
Diageo PLC	456,493	13,077,195
Direct Line Insurance Group PLC	647,523	2,929,133
Drax Group PLC	242,087	1,733,562
GlaxoSmithKline PLC	352,417	7,560,615
Hikma Pharmaceuticals PLC	147,286	4,518,957
HSBC Holdings PLC	801,467	7,573,673
Imperial Tobacco Group PLC	243,999	10,740,715
InterContinental Hotels Group PLC	89,324	3,594,073
ITV PLC	3,272,722	10,916,878
Lloyds Banking Group PLC(a)	14,555,222	17,120,735
London Stock Exchange Group PLC	150,149	5,166,482
Meggitt PLC	285,992	2,300,591
Mondi PLC	162,466	2,639,340
National Grid PLC	605,759	8,595,291
Prudential PLC	437,435	10,113,275
Randgold Resources Ltd.	61,580	4,180,671
Rolls-Royce Holdings PLC	374,801	5,035,018
Royal Dutch Shell PLC, Class A	667,458	22,275,012
Royal Dutch Shell PLC, Class B	65,900	2,276,916
SABMiller PLC	172,500	8,992,631
Schroders PLC	91,230	3,791,728
St. James's Place PLC	463,989	5,850,390
Taylor Wimpey PLC	2,677,965	5,713,214

Common Stocks (continued)

Issuer	Shares	Value ($)
Tesco PLC	958,018	2,793,295
Travis Perkins PLC	108,238	3,115,527
Tullow Oil PLC	257,879	1,661,865
Unilever PLC	156,864	6,373,102
Vodafone Group PLC	4,061,480	13,925,309
Whitbread PLC	51,188	3,788,232
Wolseley PLC	55,737	3,186,586
Total		288,577,446
Total Common Stocks (Cost: $1,352,795,815)		1,408,174,166

Preferred Stocks 0.8%

Germany 0.8%
Volkswagen AG	58,967	13,105,733
United Kingdom —%
Rolls-Royce Holdings PLC(a)(b)	31,365,000	48,886
Total Preferred Stocks (Cost: $11,479,739)		13,154,619

Money Market Funds 6.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(c)(d)	100,943,567	100,943,567
Total Money Market Funds (Cost: $100,943,567)		100,943,567
Total Investments (Cost: $1,465,219,121)		1,522,272,352
Other Assets & Liabilities, Net		5,541,555
Net Assets		1,527,813,907

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2014

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $3,212,000 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EMINI MSCI EAFE INDEX	803	USD	70,579,685	03/2015	—	(937,593)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $48,886, which represents less than 0.01% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	86,921,968	308,630,946	(294,609,347)	100,943,567	88,843	100,943,567

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	182,287,263	—	182,287,263
Consumer Staples	—	152,786,869	—	152,786,869
Energy	—	74,442,064	—	74,442,064
Financials	—	363,110,374	—	363,110,374
Health Care	12,430,556	171,964,371	—	184,394,927
Industrials	—	164,832,790	—	164,832,790
Information Technology	—	64,554,313	—	64,554,313
Materials	—	82,291,591	—	82,291,591
Telecommunication Services	—	94,928,111	—	94,928,111
Utilities	—	44,545,864	—	44,545,864
Preferred Stocks
Consumer Discretionary	—	13,105,733	—	13,105,733
Industrials	—	—	48,886	48,886
Total Equity Securities	12,430,556	1,408,849,343	48,886	1,421,328,785
Mutual Funds
Money Market Funds	100,943,567	—	—	100,943,567
Total Mutual Funds	100,943,567	—	—	100,943,567
Investments in Securities	113,374,123	1,408,849,343	48,886	1,522,272,352
Derivatives
Liabilities
Futures Contracts	(937,593)	—	—	(937,593)
Total	112,436,530	1,408,849,343	48,886	1,521,334,759

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain preferred stocks are valued using the income approach and utilize future cash flow estimates from the underlying assets. Significant increases (decreases) to this input would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 19.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 1.2%
America West Airlines Pass-Through Trust Pass-Thru Certificates 10/02/22	7.100%	2,769,223	3,053,068
American Airlines Pass-Through Trust Series 2011-1 Class A 07/31/22	5.250%	2,448,412	2,632,042
Series 2013-2 Class A 01/15/23	4.950%	3,736,226	3,988,422
Avianca Holdings SA/Leasing LLC/Grupo Taca Holdings Ltd.(a) 05/10/20	8.375%	1,225,000	1,261,750
Continental Airlines Pass-Through Trust Pass-Through Certificates 06/15/21	6.703%	1,157,825	1,250,451
Series 2007-1 Class A 10/19/23	5.983%	9,917,899	10,884,894
Guanay Finance Ltd. Senior Secured(a) 12/15/20	6.000%	1,500,000	1,561,875
Total			24,632,502
Apartment REIT 0.1%
Post Apartment Homes LP Senior Unsecured 12/01/22	3.375%	2,315,000	2,281,143
Automotive 0.5%
General Motors Financial Co., Inc. 07/10/17	2.625%	3,525,000	3,540,281
09/25/17	3.000%	4,000,000	4,045,120
Tenedora Nemak SA de CV Senior Unsecured(a) 02/28/23	5.500%	2,000,000	2,035,000
Total			9,620,401
Banking 5.3%
Bank of America Corp. Senior Unsecured(b) 04/01/19	1.125%	6,000,000	6,007,200
Bank of America NA(b) Subordinated Notes 06/15/16	0.521%	3,500,000	3,476,354
06/15/17	0.541%	3,150,000	3,104,618
Capital One Bank NA Senior Unsecured 07/23/21	2.950%	8,000,000	7,950,520
Citigroup, Inc. Senior Unsecured 07/29/19	2.500%	8,000,000	8,006,424

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(b) Senior Unsecured 04/08/19	1.026%	8,000,000	8,030,008
Credit Suisse(b) 04/10/15	0.492%	5,000,000	5,005,389
08/24/15	0.553%	1,700,000	1,700,265
12/07/15	0.645%	3,475,000	3,476,828
Goldman Sachs Group, Inc. (The) Senior Unsecured 04/01/18	6.150%	5,000,000	5,612,095
07/08/24	3.850%	2,750,000	2,819,674
Goldman Sachs Group, Inc. (The)(b) Senior Unsecured 12/15/17	1.043%	2,000,000	1,997,046
11/29/23	1.836%	1,275,000	1,310,481
HSBC Holdings PLC Subordinated Notes 03/14/24	4.250%	3,175,000	3,303,848
ICICI Bank Ltd.(b) 04/30/22	6.375%	2,000,000	2,055,000
JPMorgan Chase & Co. Senior Unsecured 05/13/24	3.625%	2,800,000	2,866,088
Subordinated Notes 09/10/24	3.875%	2,500,000	2,502,128
JPMorgan Chase Bank NA Subordinated Notes(b) 06/13/16	0.571%	11,070,000	11,023,085
Lloyds Banking Group PLC Subordinated Notes 11/04/24	4.500%	2,000,000	2,018,278
Macquarie Bank Ltd.(a) Subordinated Notes 04/07/21	6.625%	3,174,000	3,664,075
Macquarie Bank Ltd.(a)(b) Senior Unsecured 06/15/16	0.691%	8,000,000	8,008,776
Morgan Stanley Senior Unsecured 05/13/19	7.300%	5,000,000	5,930,730
10/23/24	3.700%	1,000,000	1,013,620
Royal Bank of Scotland Group PLC Subordinated Notes 05/28/24	5.125%	5,450,000	5,543,691
Turkiye Garanti Bankasi AS Senior Unsecured 09/13/22	5.250%	1,500,000	1,539,030
UBS AG Senior Unsecured 08/14/19	2.375%	6,000,000	5,999,646
Total			113,964,897

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
CSC Holdings LLC Senior Unsecured(a) 06/01/24	5.250%	1,750,000	1,758,750
Intelsat Jackson Holdings SA Senior Unsecured 04/01/21	7.500%	1,000,000	1,070,000
Total			2,828,750
Electric 2.2%
Duke Energy Corp. Senior Unsecured(b) 04/03/17	0.636%	6,500,000	6,508,690
Duquesne Light Holdings, Inc. Senior Unsecured(a) 09/15/20	6.400%	3,350,000	3,912,153
Entergy Louisiana LLC 1st Mortgage 04/01/25	3.780%	5,900,000	6,111,651
FirstEnergy Transmission LLC Senior Unsecured(a) 01/15/25	4.350%	7,700,000	7,898,976
Homer City Generation LP Senior Secured PIK(b) 10/01/26	8.734%	1,965,800	2,024,774
Ipalco Enterprises, Inc. Senior Secured 05/01/18	5.000%	3,840,000	4,051,200
Ipalco Enterprises, Inc.(a) Senior Secured 04/01/16	7.250%	4,565,000	4,816,075
NextEra Energy Capital Holdings, Inc. 09/01/15	1.339%	5,750,000	5,767,331
PNM Resources, Inc. Senior Unsecured 05/15/15	9.250%	4,650,000	4,779,735
Trans-Allegheny Interstate Line Co. Senior Unsecured(a) 01/15/15	4.000%	2,000,000	2,002,547
Total			47,873,132
Finance Companies 0.6%
CIT Group, Inc. Senior Unsecured 08/15/17	4.250%	5,000,000	5,100,000
General Electric Capital Corp. Senior Unsecured 01/10/39	6.875%	1,800,000	2,546,112

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Capital Corp.(b) Senior Unsecured 05/05/26	0.612%	6,000,000	5,577,180
Total			13,223,292
Food and Beverage 0.1%
ConAgra Foods, Inc. Senior Unsecured(b) 07/21/16	0.601%	2,600,000	2,593,586
Health Care 1.3%
Catholic Health Initiatives 08/01/18	2.600%	1,525,000	1,544,933
Secured 11/01/22	2.950%	6,530,000	6,411,531
DaVita HealthCare Partners, Inc. 07/15/24	5.125%	5,000,000	5,100,000
HCA, Inc. Senior Secured 02/15/20	6.500%	4,000,000	4,482,000
Hartford HealthCare Corp. Senior Secured 04/01/44	5.746%	3,000,000	3,552,847
North Shore-Long Island Jewish Health Care, Inc. Secured 11/01/43	6.150%	4,340,000	5,786,014
Total			26,877,325
Healthcare REIT 1.6%
HCP, Inc. Senior Unsecured 02/01/21	5.375%	4,154,000	4,638,797
11/15/23	4.250%	3,005,000	3,158,967
08/15/24	3.875%	2,000,000	2,031,634
Health Care REIT, Inc. Senior Unsecured 01/15/21	4.950%	667,000	733,419
01/15/22	5.250%	6,173,000	6,859,326
03/15/23	3.750%	780,000	786,732
Healthcare Realty Trust, Inc. Senior Unsecured 01/15/21	5.750%	4,215,000	4,713,049
Healthcare Trust of America Holdings LP 07/15/21	3.375%	8,900,000	8,883,900
Ventas Realty LP/Capital Corp. 04/01/20	2.700%	905,000	895,538
03/01/22	4.250%	978,000	1,027,604
Total			33,728,966

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.2%
Marathon Oil Corp. Senior Unsecured 07/15/23	8.125%	2,000,000	2,518,088
Noble Energy, Inc. Senior Unsecured 11/15/24	3.900%	1,000,000	988,348
Total			3,506,436
Life Insurance 1.1%
Guardian Life Insurance Co. of America (The) Subordinated Notes(a) 06/19/64	4.875%	1,850,000	1,969,517
Jackson National Life Global Funding Secured(a) 04/16/19	2.300%	4,500,000	4,485,442
MassMutual Global Funding II Senior Secured(a) 10/17/22	2.500%	3,370,000	3,280,348
MetLife, Inc. 12/15/36	6.400%	2,975,000	3,317,125
Pricoa Global Funding I Secured(a) 05/16/19	2.200%	4,000,000	3,980,772
Prudential Insurance Co. of America (The) Senior Subordinated Notes(a) 07/01/25	8.300%	2,000,000	2,701,150
Teachers Insurance & Annuity Association of America Subordinated Notes(a)(b) 09/15/54	4.375%	3,920,000	3,997,808
Total			23,732,162
Midstream 1.2%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	2,000,000	2,030,000
03/15/24	4.875%	2,000,000	2,030,000
Boardwalk Pipeline Partners LP 02/01/23	3.375%	2,563,000	2,334,816
El Paso Pipeline Partners Operating Co. LLC 05/01/24	4.300%	2,350,000	2,354,550
Energy Transfer Partners LP Senior Unsecured 02/01/23	3.600%	2,510,000	2,428,847
02/01/24	4.900%	1,350,000	1,414,624
10/01/43	5.950%	2,000,000	2,193,596
Enterprise Products Operating LLC 02/15/24	3.900%	1,350,000	1,374,959
Kinder Morgan Energy Partners LP 02/01/24	4.150%	1,000,000	997,442

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockies Express Pipeline LLC(a) Senior Unsecured 01/15/19	6.000%	1,000,000	1,002,500
04/15/20	5.625%	2,850,000	2,800,125
Sabine Pass Liquefaction LLC Senior Secured 05/15/24	5.750%	3,000,000	2,943,750
Texas Eastern Transmission LP Senior Unsecured(a) 10/15/22	2.800%	1,350,000	1,285,778
Total			25,190,987
Office REIT 1.3%
Alexandria Real Estate Equities, Inc. 06/15/23	3.900%	9,700,000	9,731,341
BioMed Realty LP 04/15/16	3.850%	6,492,000	6,704,035
Boston Properties LP Senior Unsecured 05/15/21	4.125%	1,351,000	1,438,035
Piedmont Operating Partnership LP 06/01/23	3.400%	4,815,000	4,666,019
Reckson Operating Partnership LP Senior Unsecured 03/31/16	6.000%	5,060,000	5,333,908
Total			27,873,338
Other Financial Institutions 0.1%
PT Perusahaan Gas Negara Persero Tbk Senior Unsecured(a) 05/16/24	5.125%	2,000,000	2,066,000
Other Industry —%
Odebrecht Offshore Drilling Finance Ltd. Senior Secured(a) 10/01/22	6.750%	942,500	862,387
Other REIT 0.3%
ProLogis LP 08/15/17	4.500%	7,000,000	7,459,312
Pharmaceuticals —%
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	1,000,000	1,045,000
Property & Casualty 0.7%
Farmers Exchange Capital II Subordinated Notes(a)(b) 11/01/53	6.151%	4,810,000	5,221,885

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Farmers Exchange Capital Subordinated Notes(a) 07/15/28	7.050%	3,225,000	3,994,082
Nationwide Mutual Insurance Co.(a) Subordinated Notes 04/01/33	7.875%	1,330,000	1,844,109
Nationwide Mutual Insurance Co.(a)(b) Subordinated Notes 12/15/24	2.531%	2,815,000	2,814,899
Total			13,874,975
Retail REIT 0.3%
ARC Properties Operating Partnership LP/Clark Acquisition LLC 02/06/17	2.000%	5,950,000	5,670,755
Technology 0.2%
Oracle Corp. Senior Unsecured 07/08/24	3.400%	5,000,000	5,110,360
Transportation Services 0.2%
Sydney Airport Finance Co. Pty Ltd.(a) Senior Secured 02/22/21	5.125%	3,330,000	3,730,446
03/22/23	3.900%	600,000	617,241
Total			4,347,687
Wireless 0.3%
Sprint Communications, Inc.(a) 11/15/18	9.000%	4,875,000	5,533,125
Wirelines 0.5%
AT&T, Inc. Senior Unsecured 12/01/22	2.625%	850,000	809,569
Verizon Communications, Inc. Senior Unsecured 09/15/43	6.550%	975,000	1,249,120
Verizon Communications, Inc.(a) Senior Unsecured 08/21/54	5.012%	349,000	361,058
Verizon Communications, Inc.(b) Senior Unsecured 06/09/17	0.636%	7,000,000	6,986,217
Windstream Corp. 11/01/17	7.875%	1,000,000	1,082,500
Total			10,488,464
Total Corporate Bonds & Notes (Cost: $412,175,788)			414,384,982

Residential Mortgage-Backed Securities — Agency 23.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KS02 Class A(b)(c) 08/25/23	0.536%	7,941,957	7,941,956
Federal Home Loan Mortgage Corp.(b)(c) CMO Series 2863 Class FM 10/15/31	0.661%	5,834,550	5,881,933
Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO Series 2980 Class SL 11/15/34	6.539%	573,783	146,548
Federal Home Loan Mortgage Corp.(c) 09/01/32 - 04/01/44	3.500%	21,153,794	22,125,691
07/01/35 - 07/01/41	5.000%	5,764,432	6,383,638
04/01/36 - 11/01/39	6.000%	721,086	817,680
06/01/38 - 02/01/41	5.500%	2,891,473	3,234,386
03/01/39 - 04/01/41	4.500%	28,103,855	30,509,952
02/01/41 - 08/01/44	4.000%	19,011,283	20,464,625
07/01/43	3.000%	7,528,394	7,616,355
CMO Series 280 Class 30 09/15/42	3.000%	7,499,982	7,524,634
Federal Home Loan Mortgage Corp.(c)(d) CMO IO Series 4037 Class PI 04/15/27	3.000%	1,812,089	187,920
CMO IO Series 4090 Class EI 08/15/22	2.500%	2,822,479	179,595
CMO IO Series 4093 Class IA 03/15/42	4.000%	2,157,500	696,040
Federal National Mortgage Association(b)(c)(d) CMO IO Series 2004-94 Class HJ 10/25/34	6.531%	495,433	60,545
CMO IO Series 2006-8 Class HL 03/25/36	6.531%	2,954,483	579,621
CMO IO Series 2013-81 Class NS 10/25/42	6.031%	1,335,483	228,362
CMO IO Series 2013-M12 Class SA 10/25/17	6.501%	1,439,565	124,105
CMO IO Series 2013-M14 Class SA 08/25/18	6.481%	17,729,935	2,968,346
Federal National Mortgage Association(c) 02/01/18 - 07/01/26	4.500%	10,354,644	10,951,002
04/01/18 - 12/01/41	5.000%	3,378,357	3,727,484
12/01/25 - 03/01/43	3.500%	13,953,256	14,692,335
04/01/26 - 04/01/44	4.000%	26,523,392	28,645,478

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/33 - 08/01/43	3.000%	11,301,272	11,482,775
11/01/38 - 11/01/40	6.000%	9,873,509	11,232,874
CMO Series 2013-13 Class PH 04/25/42	2.500%	11,633,778	11,777,211
Federal National Mortgage Association(c)(d) CMO IO Series 2013-45 Class IK 02/25/43	3.000%	971,245	129,980
Federal National Mortgage Association(c)(e) 01/20/30	2.500%	9,000,000	9,163,125
01/20/30 - 01/14/45	3.000%	59,755,000	60,613,027
01/20/30 - 01/14/45	3.500%	45,845,000	47,831,790
01/14/45	4.000%	81,910,000	87,418,767
01/14/45	4.500%	4,470,000	4,852,046
Government National Mortgage Association(b)(c)(d) CMO IO Series 2011-78 Class IX 08/16/46	0.937%	38,481,749	1,956,797
CMO IO Series 2013-124 Class SB 10/20/41	5.985%	4,836,188	590,553
Government National Mortgage Association(c) 08/15/33 - 12/20/41	4.500%	695,292	766,068
04/15/35 - 11/15/41	5.000%	1,770,329	1,960,705
07/15/40 - 12/15/41	4.000%	6,740,698	7,252,872
09/15/41 - 06/15/42	3.500%	10,136,072	10,657,756
Series 2011-144 Class AE 07/16/35	1.665%	3,612,659	3,617,739
Government National Mortgage Association(c)(e) 01/21/44	3.500%	2,355,000	2,472,014
01/21/44	4.000%	12,460,000	13,359,310
01/21/44	4.500%	9,640,000	10,532,830
Government National Mortgage Association(c)(f) CMO PO Series 2006-26 Class PO 06/20/36	0.000%	102,008	95,712
NCUA Guaranteed Notes(b)(c)
CMO Series 2010-R3 Class 2A 12/08/20	0.717%	13,687,878	13,791,072
CMO Series 2011-R4 Class 1A 03/06/20	0.537%	3,194,281	3,200,894
Total Residential Mortgage-Backed Securities — Agency (Cost: $485,611,280)			490,444,148

Residential Mortgage-Backed Securities — Non-Agency 8.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a)(b)(c) 03/26/37	2.122%	4,729,381	4,702,859
CMO Series 2014-RR2 Class 11A1 05/26/37	0.291%	8,305,465	7,916,752
BCAP LLC Trust(b)(c) CMO Series 2007-AA1 Class 2A1 03/25/37	0.350%	10,992,457	9,138,326
Banc of America Funding Trust Series 2006-G Class 2A1(b)(c) 07/20/36	0.385%	4,117,385	3,825,380
Chevy Chase Funding LLC Mortgage-Backed Certificates CMO Series 2004-1A Class A1 (AMBAC)(a)(b)(c) 01/25/35	0.450%	64,367	56,611
CitiMortgage Alternative Loan Trust CMO Series 2006-A5 Class 1A12(c) 10/25/36	6.000%	4,815,609	4,262,137
Countrywide Alternative Loan Trust(b)(c) CMO Series 2005-76 Class 1A1 01/25/36	1.593%	9,624,380	9,024,500
Series 2006-HY12 Class A5 08/25/36	3.557%	6,400,000	6,137,997
Credit Suisse First Boston Mortgage Securities Corp.(b)(c) CMO Series 2004-AR8 Class 7A1 09/25/34	2.410%	1,207,330	1,186,346
Series 2004-AR5 Class 2A1 06/25/34	2.519%	4,353,230	4,370,246
Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2009-3R Class 30A1 07/27/37	2.346%	4,132,751	4,157,771
CMO Series 2014-6R Class 5A1 07/27/36	0.290%	4,891,256	4,588,267
Credit Suisse Mortgage Capital Certificates(a)(c) Series 2009-14R Class 2A1 06/26/37	5.000%	4,679,525	4,822,653
Deutsche Mortgage Securities, Inc. REMIC Trust CMO Series 2010-RS2 Class A3(a)(b)(c) 06/28/47	3.815%	5,450,000	5,478,576
First Horizon Alternative Mortgage Securities Trust(b)(c) CMO Series 2005-AA10 Class 2A1 12/25/35	2.322%	7,047,331	6,037,737
CMO Series 2005-AA7 Class 2A1 09/25/35	2.240%	6,231,768	5,438,477
First Horizon Alternative Mortgage Securities Trust(c) CMO Series 2006-FA8 Class 1A11 02/25/37	6.000%	2,312,495	1,819,545
GMAC Mortgage Loan Trust CMO Series 2005-AR6 Class 2A1(b)(c) 11/19/35	2.935%	4,392,066	4,093,753
GSAA Home Equity Trust Series 2005-9 Class 1A1(b)(c) 08/25/35	0.450%	4,528,027	4,383,153

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSR Mortgage Loan Trust CMO Series 2005-AR6 Class 4A5(b)(c) 09/25/35	2.687%	2,847,377	2,863,234
IndyMac Index Mortgage Loan Trust CMO Series 2005-AR15 Class A1(b)(c) 09/25/35	4.533%	2,821,102	2,436,123
Merrill Lynch Mortgage Investors Trust Series 2006-FF1 Class A2C(b)(c) 08/25/36	0.370%	3,459,499	3,405,299
Merrill Lynch Mortgage-Backed Securities Trust CMO Series 2007-2 Class 1A1(b)(c) 08/25/36	2.540%	5,352,034	4,909,132
Morgan Stanley Mortgage Loan Trust CMO Series 2005-2AR Class A(b)(c) 04/25/35	0.430%	5,316,012	4,911,304
Mortgage Equity Conversion Asset Trust CMO Series 2007-FF2 Class A(a)(b)(c) 02/25/42	0.570%	1,947,196	1,635,645
MortgageIT Trust CMO Series 2005-4 Class A1(b)(c) 10/25/35	0.450%	4,996,531	4,540,607
Nomura Resecuritization Trust(a)(b)(c) CMO Series 2014-2R Class 2A1 10/26/36	0.345%	5,389,455	5,322,087
CMO Series 2014-3R Class 1A1 01/26/37	0.366%	8,590,797	8,382,288
RALI Trust CMO Series 2005-QA8 Class CB21(b)(c) 07/25/35	3.192%	4,021,296	3,343,132
Saxon Asset Securities Trust Series 2006-2 Class A2(b)(c) 09/25/36	0.300%	5,483,305	5,253,082
WaMu Mortgage Pass-Through Certificates Trust(b)(c) CMO Series 2003-AR10 Class A7 10/25/33	2.419%	2,489,934	2,540,290
CMO Series 2003-AR9 Class 1A6 09/25/33	2.406%	1,819,591	1,873,793
CMO Series 2005-AR15 Class A1A1 11/25/45	0.430%	6,249,207	5,732,272
CMO Series 2006-AR11 Class 1A 09/25/46	1.073%	10,434,277	8,912,365
CMO Series 2007-HY2 Class 1A1 12/25/36	2.195%	6,422,187	5,751,827
Series 2005-AR4 Class A5 04/25/35	2.373%	3,700,033	3,688,363
WaMu Mortgage Pass-Through Certificates CMO Series 2006-AR4 Class 1A1A(b)(c) 05/25/46	1.053%	8,452,860	7,813,545
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $176,003,732)			174,755,474

Commercial Mortgage-Backed Securities — Agency 5.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)(c) Series KF05 Class A 09/25/21	0.506%	12,333,643	12,333,659
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series K007 Class A2 03/25/20	4.224%	5,585,000	6,138,161
Series K501 Class A2 11/25/16	1.655%	1,000,000	1,011,760
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates Series K038 Class A2(c) 03/25/24	3.389%	5,130,000	5,420,023
Federal National Mortgage Association(b)(c) Series 2001-M2 Class Z2 06/25/31	6.300%	647,541	731,870
Series 2012-M14 Class A2 09/25/22	2.301%	7,185,000	7,061,784
Series 2014-M12 Class FA 10/25/21	0.457%	9,688,730	9,733,911
Federal National Mortgage Association(c) 01/01/18	3.770%	4,004,808	4,035,188
04/01/19	2.300%	8,287,595	8,425,395
05/01/19	4.450%	7,738,499	8,505,782
12/01/19	4.514%	6,784,689	7,516,125
12/01/20	3.615%	3,565,245	3,850,613
01/01/21	4.451%	7,774,480	8,644,062
06/01/21	4.380%	5,356,256	5,978,241
08/01/21	3.840%	9,670,684	10,511,725
03/01/23	2.354%	4,407,639	4,379,913
06/01/23	2.764%	3,716,354	3,801,119
Government National Mortgage Association(b)(c)(d) CMO IO Series 2010-155 Class IO 06/16/39	0.828%	7,035,318	423,737
CMO IO Series 2011-121 Class IO 06/16/43	1.030%	20,776,016	812,654
CMO IO Series 2012-55 Class IO 04/16/52	1.197%	4,061,334	226,440
Government National Mortgage Association(c) Series 2010-136 Class B 12/16/36	2.766%	4,907,991	4,964,236
Government National Mortgage Association(c)(d)
CMO IO Series 2012-125 Class IK 08/16/52	0.561%	25,000,000	538,950
Total Commercial Mortgage-Backed Securities — Agency (Cost: $114,113,349)			115,045,348

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency 3.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-4 Class A4(b)(c) 07/10/45	5.188%	210,660	210,568
Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(c) Series 2006-CD2 Class A1B 01/15/46	5.300%	3,449,563	3,562,281
Series 2007-CD4 Class A1A 12/11/49	5.289%	7,882,122	8,299,433
Credit Suisse Commercial Mortgage Trust Series 2007-C2 Class A1A(b)(c) 01/15/49	5.526%	4,529,125	4,771,605
DBUBS Mortgage Trust Series 2011-LC2A Class A1FL(a)(b)(c) 07/12/44	1.512%	4,011,368	4,096,469
GS Mortgage Securities Trust Series 2011-GC3 Class A2(a)(c) 03/10/44	3.645%	3,803,593	3,894,917
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c) Series 2011-C3 Class A3 02/15/46	4.388%	6,100,000	6,560,149
JPMorgan Chase Commercial Mortgage Securities Trust(b)(c) Series 2005-LDP5 Class A4 12/15/44	5.236%	5,499,595	5,590,659
Series 2007-LD11 Class A2 06/15/49	5.772%	582,115	580,865
LB Commercial Mortgage Trust(b)(c) Series 2007-C3 Class A1A 07/15/44	5.858%	3,133,219	3,412,176
LB Commercial Mortgage Trust(c)
Series 2007-C3 Class A4B 07/15/44	5.517%	300,000	322,983
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4 Class A1A(c) 12/12/49	5.166%	9,602,067	10,126,176
Morgan Stanley Capital I Trust(a)(c) Series 2011-C1 Class A2 09/15/47	3.884%	8,250,000	8,412,706
Morgan Stanley Capital I Trust(b)(c)
Series 2007-HQ11 Class A1A 02/12/44	5.422%	3,114,269	3,340,406
WF-RBS Commercial Mortgage Trust Series 2011-C2 Class A2(a)(c) 02/15/44	3.791%	6,000,000	6,128,124
Wachovia Bank Commercial Mortgage Trust Series 2006-C23 Class A4(b)(c) 01/15/45	5.418%	5,089,897	5,221,405
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $75,709,474)			74,530,922

Asset-Backed Securities — Non-Agency 7.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Asset-Backed Funding Certificates Trust Series 2005-WF1 Class A2C(b) 12/25/34	0.480%	9,251,382	9,237,524
Citigroup Mortgage Loan Trust, Inc. Series 2006-NC1 Class A2C(b) 08/25/36	0.310%	6,537,941	5,853,242
Education Loan Asset-Backed Trust I Series 2013-1 Class A2(a)(b) 04/26/32	0.969%	3,090,000	3,081,630
Global SC Finance II SRL Series 2014-A2 Class 1A(a) 07/17/29	3.090%	5,285,208	5,214,196
HSBC Home Equity Loan Trust USA Series 2006-2 Class A2(b) 03/20/36	0.345%	2,363,566	2,344,435
Henderson Receivables LLC Series 2014-2A Class A(a) 01/17/73	3.610%	3,778,173	3,814,236
Higher Education Funding I Series 2014-1 Class A(a)(b) 05/25/34	1.283%	2,976,577	2,944,883
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2 Class A2C(b) 05/25/37	0.410%	6,421,422	3,785,197
Navient Student Loan Trust(b) Series 2014-1 Class A3 06/25/31	0.680%	7,700,000	7,657,304
Series 2014-A Class 2 03/25/43	0.805%	9,280,807	9,238,587
Series 2014-A Class 3 03/25/43	0.785%	9,282,034	9,227,129
Series 2014-A Class 4 03/25/43	0.785%	7,044,004	7,002,421
Nelnet Student Loan Trust(a)(b) Series 2012-5A Class A 10/27/36	0.770%	104,016	103,756
Series 2014-4A Class A2 11/25/43	1.119%	4,345,000	4,362,360
SLC Student Loan Trust(b) Series 2006-1 Class B 03/15/39	0.451%	664,277	594,050
Series 2008-2 Class B 09/15/22	1.991%	2,915,000	2,886,538
SLM Student Loan Trust(a)(b) Series 2003-11 Class A5 12/15/22	0.291%	2,436,709	2,427,237
Series 2004-5A Class A5 10/25/23	0.834%	9,555,000	9,589,503
Series 2004-8A Class A5 04/25/24	0.734%	6,944,233	6,949,818
Series 2009-3 Class A 01/25/45	0.920%	9,037,071	9,043,018

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Student Loan Trust(b) Series 2003-14 Class A5 01/25/23	0.464%	2,120,453	2,113,379
Series 2005-4 Class A3 01/25/27	0.354%	8,850,000	8,628,520
Series 2007-7 Class B 10/25/28	0.984%	1,990,000	1,814,997
Series 2007-8 Class B 04/27/43	1.234%	3,043,654	2,834,035
Series 2008-4 Class A4 07/25/22	1.884%	2,900,000	3,046,624
Series 2008-5 Class B 07/25/29	2.084%	2,860,000	2,932,993
Series 2008-8 Class A4 04/25/23	1.734%	2,925,000	3,046,294
Series 2008-9 Class A 04/25/23	1.734%	14,116,355	14,498,301
Series 2008-9 Class B 10/25/29	2.484%	2,775,000	2,926,371
Series 2012-3 Class A 12/26/25	0.820%	7,347,817	7,360,484
Soundview Home Loan Trust(b) Series 2005-OPT4 Class 2A3 12/25/35	0.690%	4,987,715	4,902,185
Series 2006-WF2 Class A2C 12/25/36	0.310%	2,356,011	2,312,330
Structured Asset Investment Loan Trust Series 2005-8 Class A4(b) 10/25/35	0.530%	3,664,800	3,591,152
Total Asset-Backed Securities — Non-Agency (Cost: $164,873,613)			165,364,729

Inflation-Indexed Bonds 2.9%

United States 2.9%
U.S. Treasury Inflation-Indexed Bond 04/15/16	0.125%	19,044,737	18,986,708
07/15/24	0.125%	16,664,167	16,048,376
02/15/44	1.375%	23,294,176	26,364,278
Total			61,399,362
Total Inflation-Indexed Bonds (Cost: $61,117,412)			61,399,362

U.S. Treasury Obligations 20.8%

U.S. Treasury 07/31/16	0.500%	56,675,000	56,701,580
08/31/16	0.500%	68,080,000	68,053,381
09/30/16	0.500%	29,000,000	28,959,219
10/31/19	1.500%	81,000,000	80,506,386
08/15/24	2.375%	34,955,000	35,602,227
U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/24	2.250%	114,295,000	115,062,948
08/15/44	3.125%	51,035,000	54,942,342
11/15/44	3.000%	4,545,000	4,776,513
Total U.S. Treasury Obligations (Cost: $441,041,442)			444,604,596

U.S. Government & Agency Obligations 3.1%

Federal Farm Credit Banks 10/22/25	2.730%	4,740,000	4,623,036
10/23/25	2.680%	2,775,000	2,695,008
10/18/27	2.950%	1,920,000	1,855,002
Federal Home Loan Banks Discount Notes 01/14/15	0.070%	10,685,000	10,684,730
02/09/15	0.060%	33,310,000	33,307,780
02/20/15	0.080%	8,020,000	8,019,074
Federal Home Loan Banks 07/30/25	2.850%	4,345,000	4,345,947
Total U.S. Government & Agency Obligations (Cost: $65,039,133)			65,530,577

Foreign Government Obligations(g) 0.3%

China 0.1%
Bank of China Ltd. Subordinated Notes(a) 11/13/24	5.000%	1,500,000	1,541,357
Colombia 0.1%
Ecopetrol SA Senior Unsecured 05/28/45	5.875%	2,000,000	1,850,000
Hungary 0.1%
Hungary Government International Bond Senior Unsecured 03/25/24	5.375%	1,500,000	1,625,625
Peru —%
Corporacion Financiera de Desarrollo SA Subordinated Notes(a)(b) 07/15/29	5.250%	1,500,000	1,522,800
Venezuela —%
Venezuela Government International Bond Senior Unsecured 10/13/19	7.750%	1,500,000	666,000
Total Foreign Government Obligations (Cost: $8,064,982)			7,205,782

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Municipal Bonds 1.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.3%
University of California Revenue Bonds Taxable Series 2011Y-1(b) 07/01/41	0.655%	6,575,000	6,575,132
Illinois 0.5%
City of Chicago Refunding Unlimited General Obligation Bonds Taxable Project Series 2009E 01/01/29	6.050%	1,000,000	1,055,590
State of Illinois Unlimited General Obligation Bonds Taxable Pension Series 2003 06/01/23	4.950%	7,775,000	8,228,360
Total			9,283,950
New York 0.6%
City of New York Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/31	5.206%	2,400,000	2,752,656
Series 2010 10/01/24	5.047%	5,000,000	5,666,600
New York State Urban Development Corp. Revenue Bonds Taxable State Personal Income Tax Series 2013 03/15/22	3.200%	4,375,000	4,536,437
Total			12,955,693
Total Municipal Bonds (Cost: $28,446,077)			28,814,775

Senior Loans 0.8%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Environmental —%
STI Infrastructure SARL Term Loan(b)(h) 08/22/20	6.250%	965,176	948,285
Finance Companies 0.1%
Delos Finance SARL Term Loan(b)(h) 03/05/21	3.500%	1,500,000	1,484,370

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gaming 0.1%
Twin River Management Group, Inc. Term Loan(b)(h) 07/10/20	5.250%	1,461,250	1,451,504
Independent Energy 0.1%
EMG Utica LLC Term Loan(b)(h) 03/27/20	4.750%	1,500,000	1,485,000
MEG Energy Corp. Term Loan(b)(h) 03/31/20	3.750%	1,492,311	1,420,799
Total			2,905,799
Metals 0.1%
Murray Energy Corp. Term Loan(b)(h) 12/05/19	5.250%	1,492,481	1,433,842
Midstream 0.1%
Power Buyer LLC(b)(h) 1st Lien Term Loan 05/06/20	4.250%	1,417,137	1,376,990
05/06/20	4.250%	75,669	73,525
Total			1,450,515
Oil Field Services —%
Drillships Ocean Ventures, Inc. Term Loan(b)(h) 07/25/21	5.500%	1,496,250	1,197,000
Technology 0.1%
First Data Corp. Term Loan(b)(h) 03/24/17	3.667%	1,500,000	1,475,625
eResearch Technology, Inc. Term Loan(b)(h) 05/02/18	6.000%	1,500,000	1,488,750
Total			2,964,375
Transportation Services 0.1%
OSG International, Inc. Term Loan(b)(h) 08/05/19	5.750%	1,492,500	1,447,725
Wirelines 0.1%
Level 3 Financing, Inc. Tranche B-3 Term Loan(b)(h) 08/01/19	4.000%	1,500,000	1,487,820
Total Senior Loans (Cost: $17,430,816)			16,771,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Treasury Bills —%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States —%
U.S. Treasury Bills(i) 01/15/15	0.001%	827,000	827,000
Total Treasury Bills (Cost: $827,000)			827,000

Money Market Funds 14.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(j)(k)	300,917,628	300,917,628
Total Money Market Funds (Cost: $300,917,628)		300,917,628
Total Investments (Cost: $2,351,371,726)		2,360,596,558
Other Assets & Liabilities, Net		(227,223,399)
Net Assets		2,133,373,159

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $826,992 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US ULTRA T-BOND	303	USD	50,051,813	03/2015	2,238,765	—

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $217,264,317 or 10.18% of net assets.

(b)  Variable rate security.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)  Principal and interest may not be guaranteed by the government.

(h)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(i)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(j)  The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Notes to Portfolio of Investments (continued)

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	1,728,617,918	(1,427,700,290)	300,917,628	196,603	300,917,628

Abbreviation Legend

AMBAC  Ambac Assurance Corporation

CMO  Collateralized Mortgage Obligation

PIK  Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Airlines	—	9,444,089	15,188,413	24,632,502
All Other Industries	—	389,752,480	—	389,752,480
Residential Mortgage-Backed Securities — Agency	—	490,444,148	—	490,444,148
Residential Mortgage-Backed Securities — Non-Agency	—	167,797,742	6,957,732	174,755,474
Commercial Mortgage-Backed Securities — Agency	—	115,045,348	—	115,045,348
Commercial Mortgage-Backed Securities — Non-Agency	—	74,530,922	—	74,530,922
Asset-Backed Securities — Non-Agency	—	165,364,729	—	165,364,729
Inflation-Indexed Bonds	—	61,399,362	—	61,399,362
U.S. Treasury Obligations	444,604,596	—	—	444,604,596
U.S. Government & Agency Obligations	—	13,518,993	—	13,518,993
Foreign Government Obligations	—	7,205,782	—	7,205,782
Municipal Bonds	—	28,814,775	—	28,814,775
Total Bonds	444,604,596	1,523,318,370	22,146,145	1,990,069,111
Other
Senior Loans	—	16,771,235	—	16,771,235
Total Other	—	16,771,235	—	16,771,235
Short-Term Securities
U.S. Government & Agency Obligations	—	52,011,584	—	52,011,584
Treasury Bills	827,000	—	—	827,000
Total Short-Term Securities	827,000	52,011,584	—	52,838,584

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Money Market Funds	300,917,628	—	—	300,917,628
Total Mutual Funds	300,917,628	—	—	300,917,628
Investments in Securities	746,349,224	1,592,101,189	22,146,145	2,360,596,558
Derivatives
Assets
Futures Contracts	2,238,765	—	—	2,238,765
Total	748,587,989	1,592,101,189	22,146,145	2,362,835,323

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2013	—	6,596,904	16,921,774	23,518,678
Accrued discounts/premiums	(128,541)	(1,295)	—	(129,836)
Realized gain (loss)	(8,949)	(35,107)	(2,798,613)	(2,842,669)
Change in unrealized appreciation (depreciation)(a)	(211,144)	(15,944)	3,944,104	3,717,016
Sales	(477,200)	(6,314,853)	(17,333,746)	(24,125,799)
Purchases	16,014,247	—	6,224,213	22,238,460
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(229,705)	—	(229,705)
Balance as of December 31, 2014	15,188,413	—	6,957,732	22,146,145

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $13,140, which is comprised of Corporate Bonds & Notes of $(211,144) and Residential Mortgage-Backed Securities — Non-Agency of $224,284.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2014

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 31.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-11 Class A8(a) 01/25/28	6.500%	1,894,574	2,132,259
Federal Home Loan Mortgage Corp.(a) 08/01/18 - 07/01/32	4.500%	47,544,546	50,992,139
06/01/31 - 04/01/32	4.000%	8,317,470	8,954,263
11/01/37 - 12/01/38	6.500%	1,376,301	1,536,920
07/01/41	5.500%	2,069,301	2,384,931
CMO Series 2638 Class MJ 07/15/33	5.000%	6,172,458	6,805,987
CMO Series 2744 Class JH 02/15/34	5.000%	5,081,000	5,619,677
CMO Series 2762 Class LY 03/15/34	5.000%	3,076,388	3,392,450
CMO Series 3537 Class DL 05/15/39	6.000%	4,663,015	5,262,152
CMO Series 3574 Class D 09/15/39	5.000%	3,686,377	4,028,271
CMO Series 3613 Class HJ 12/15/39	5.500%	19,099,102	21,479,805
Structured Pass-Through Securities CMO Series T-55 Class 1A2 03/25/43	7.000%	1,672	1,859
CMO Series T-57 Class 1A3 07/25/43	7.500%	947,936	1,131,465
CMO Series T-59 Class 1A3 10/25/43	7.500%	187,154	225,029
CMO Series T-60 Class 1A2 03/25/44	7.000%	193,726	241,052
CMO Series T-60 Class 1A3 03/25/44	7.500%	74,969	89,699
Federal Home Loan Mortgage Corp.(a)(b) 06/01/37	6.065%	1,478,614	1,579,817
07/01/38	5.883%	4,959,525	5,286,636
10/01/38	5.910%	1,955,656	2,085,263
08/01/41	3.102%	4,298,344	4,549,361
08/01/41	3.116%	10,472,171	11,063,454
10/01/41	3.255%	4,058,835	4,298,284
12/01/41	2.587%	1,741,854	1,800,308
09/01/43	2.509%	9,776,559	10,021,548
12/01/43	3.203%	13,851,836	14,458,762
02/01/44	2.967%	11,588,192	12,017,807
08/01/44	2.356%	16,318,237	16,655,412
08/01/44	2.841%	12,890,443	13,294,278
12/01/44	3.079%	9,968,830	10,351,496
Structured Pass-Through Securities CMO Series T-41 Class 3A 07/25/32	6.320%	2,072,524	2,364,062
CMO Series T-51 Class 2A 08/25/42	7.500%	1,993,313	2,383,608

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(a) 02/01/23 - 07/25/40	5.000%	29,771,432	32,430,131
06/01/25 - 12/01/31	4.500%	27,907,980	30,258,095
09/01/25 - 12/01/34	4.000%	178,116,264	191,794,598
07/01/32	7.500%	335,241	383,994
12/01/33 - 05/01/41	5.500%	13,396,856	15,274,153
08/01/39 - 10/01/39	6.500%	7,184,440	8,207,718
CMO Series 2000-T6 Class A1 06/25/30	7.500%	694,924	798,775
CMO Series 2001-T1 Class A1 10/25/40	7.500%	5,612,274	6,569,986
CMO Series 2001-T3 Class A1 11/25/40	7.500%	781,630	911,441
CMO Series 2001-T4 Class A1 07/25/41	7.500%	115,232	137,035
CMO Series 2001-T8 Class A1 07/25/41	7.500%	2,803,158	3,155,952
CMO Series 2002-14 Class A1 01/25/42	7.000%	857,333	987,208
CMO Series 2002-14 Class A2 01/25/42	7.500%	1,784,687	2,118,577
CMO Series 2002-26 Class A1 01/25/48	7.000%	1,113,435	1,295,460
CMO Series 2002-26 Class A2 01/25/48	7.500%	3,267,954	3,928,626
CMO Series 2002-33 Class A2 06/25/32	7.500%	168,795	197,101
CMO Series 2002-80 Class A1 11/25/42	6.500%	1,420,619	1,621,733
CMO Series 2002-90 Class A1 06/25/42	6.500%	32,763	37,311
CMO Series 2002-T12 Class A3 05/25/42	7.500%	3,889,705	4,554,482
CMO Series 2002-T16 Class A2 07/25/42	7.000%	870,714	1,010,139
CMO Series 2002-W8 Class A3 06/25/42	7.500%	133,790	155,713
CMO Series 2003-25 Class KP 04/25/33	5.000%	4,033,510	4,412,249
CMO Series 2003-W2 Class 1A1 07/25/42	6.500%	21,569	24,826
CMO Series 2004-W11 Class 1A2 05/25/44	6.500%	951,488	1,113,750
CMO Series 2004-W14 Class 2A 07/25/44	7.500%	179,398	208,393
CMO Series 2004-W2 Class 5A 03/25/44	7.500%	280,835	321,017
CMO Series 2004-W9 Class 1A3 02/25/44	6.050%	4,174,328	4,693,634
CMO Series 2004-W9 Class 2A3 02/25/44	7.500%	974,096	1,113,033

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2005-W1 Class 1A4 10/25/44	7.500%	2,674,650	3,190,181
CMO Series 2005-W3 Class 1A 03/25/45	7.500%	1,416,170	1,683,015
CMO Series 2005-W4 Class 1A3 08/25/35	7.000%	2,328,515	2,686,824
CMO Series 2006-4 Class MD 03/25/35	6.000%	1,385,298	1,465,262
CMO Series 2009-14 Class A 06/25/35	7.000%	3,591,352	4,149,459
CMO Series 2010-98 Class EA 09/25/30	4.000%	3,984,832	4,254,558
CMO Series 2011-46 Class BA 04/25/37	4.000%	20,926,918	21,995,823
CMO Series 2012-28 Class PT 03/25/42	4.000%	6,339,557	6,702,459
CMO Series 2044-W8 Class 3A 06/25/44	7.500%	1,422,713	1,657,937
Federal National Mortgage Association(a)(b) 06/01/41	3.284%	3,615,226	3,837,936
08/01/41	3.714%	5,291,231	5,603,947
09/01/41	3.579%	8,718,422	9,213,059
10/01/41	2.999%	1,424,363	1,505,077
10/01/41	3.261%	11,639,636	12,351,774
12/01/41	2.655%	8,799,008	9,124,620
04/01/42	2.730%	3,586,879	3,742,872
04/01/42	2.891%	5,885,540	6,129,759
10/01/43	2.346%	5,680,848	5,778,472
10/01/43	2.504%	8,698,171	8,921,781
12/01/43	3.199%	4,381,008	4,583,276
12/01/44	3.038%	9,916,000	10,300,581
01/01/45	2.800%	10,037,470	10,388,300
CMO Series 1999-T2 Class A1 01/19/39	7.500%	313,928	348,248
CMO Series 2001-W3 Class A 09/25/41	6.918%	135,969	155,366
CMO Series 2002-W1 Class 2A 02/25/42	6.527%	597,080	695,840
CMO Series 2002-W6 Class 2A1 06/25/42	6.450%	1,011,142	1,158,962
CMO Series 2003-W1 Class 2A 12/25/42	6.552%	344,512	396,171
CMO Series 2003-W4 Class 4A 10/25/42	7.017%	792,877	907,627
Government National Mortgage Association(a) 03/15/33	5.500%	2,295,143	2,620,282
09/15/35	6.000%	12,985,154	15,017,283
08/15/36	6.500%	1,522,518	1,825,212
CMO Series 2001-53 Class PB 11/20/31	6.500%	5,901,000	6,815,578
CMO Series 2009-42 Class CT 08/16/35	6.000%	7,220,449	8,269,594
Total Residential Mortgage-Backed Securities — Agency (Cost: $718,534,344)			721,680,319

Commercial Mortgage-Backed Securities — Agency 0.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association Series 2011-M2 Class A1(a) 04/25/21	2.019%	3,955,450	4,016,083
Total Commercial Mortgage-Backed Securities — Agency (Cost: $3,968,786)			4,016,083

Commercial Mortgage-Backed Securities — Non-Agency 5.2%

CFCRE Commercial Mortgage Trust Series 2011-C2 Class A1(a) 12/15/47	1.558%	923,824	925,471
Commercial Mortgage Trust(a) Series 2012-LC4 Class A2 12/10/44	2.256%	7,671,000	7,815,760
Series 2013-CR6 Class A1 03/10/46	0.719%	7,358,420	7,308,582
DBUBS Mortgage Trust(a) Series 2011-LC3A Class A1 08/10/44	2.238%	1,563,172	1,571,401
DBUBS Mortgage Trust(a)(c)
Series 2011-LC2A Class A1 07/10/44	3.527%	6,355,344	6,615,856
GS Mortgage Securities Corp. Trust Series 2010-C2 Class A1(a)(c) 12/10/43	3.849%	9,243,696	9,482,370
GS Mortgage Securities Trust(a)(c) Series 2010-C1 Class A1 08/10/43	3.679%	5,765,676	5,968,277
Series 2011-GC3 Class A2 03/10/44	3.645%	15,782,976	16,161,925
JPMorgan Chase Commercial Mortgage Securities Trust(a) Series 2011-C5 Class A2 08/15/46	3.149%	1,442,617	1,483,128
Series 2012-CBX Class A3 06/15/45	3.139%	5,311,096	5,490,186
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c) Series 2010-C1 Class A2 06/15/43	4.608%	4,689,000	4,984,988
Series 2010-C2 Class A2 11/15/43	3.616%	3,990,000	4,176,800
Series 2010-CNTR Class A1 08/05/32	3.300%	2,025,729	2,095,220
Series 2011-C3 Class A2 02/15/46	3.673%	9,504,055	9,804,630

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a)(c) Series 2011-C2 Class A1 06/15/44	1.480%	117,085	117,060
Series 2011-C2 Class A3 06/15/44	4.210%	1,251,000	1,345,501
Motel 6 Trust Series 2012-MTL6 Class A2(a)(c) 10/05/25	1.948%	36,336,000	36,285,747
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $123,264,817)			121,632,902

Asset-Backed Securities — Non-Agency 13.9%

Ally Master Owner Trust Series 2014-5 Class A1(b) 10/15/19	0.651%	15,664,000	15,664,033
American Express Credit Account Master Trust Series 2013-2 Class A(b) 05/17/21	0.581%	12,447,000	12,449,825
American Express Issuance Trust II Series 2013-2 Class A(b) 08/15/19	0.591%	9,775,000	9,808,255
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A Class A(c) 03/20/19	2.100%	15,763,000	15,767,965
BA Credit Card Trust Series 2014-A3 Class A(b) 01/15/20	0.451%	16,139,000	16,139,032
California Republic Auto Receivables Trust Series 2013-2 Class A2 03/15/19	1.230%	8,720,558	8,736,047
Series 2014-1 Class A4 08/15/19	1.480%	5,681,000	5,680,625
Series 2014-2 Class A3 08/15/18	0.910%	5,571,000	5,561,000
Series 2014-2 Class A4 12/16/19	1.570%	6,127,000	6,109,330
Series 2014-3 Class A4 03/16/20	1.790%	5,647,000	5,650,030
Capital Auto Receivables Asset Trust/Ally Series 2013-1 Class A3 06/20/17	0.790%	8,748,000	8,755,488
Capital Auto Receivables Asset Trust Series 2014-1 Class A3 06/20/18	1.320%	14,505,000	14,537,435
Series 2014-2 Class A4 10/22/18	1.620%	5,674,000	5,689,476
Series 2014-3 Class A4 04/22/19	1.830%	5,677,000	5,678,717

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital One Multi-Asset Execution Trust Series 2014-A5 Class A 07/15/20	1.480%	5,133,000	5,140,588
Chase Issuance Trust Series 2013-A9 Class A(b) 11/16/20	0.581%	5,400,000	5,410,498
Chrysler Capital Auto Receivables Trust Series 2014-BA Class A3(c) 05/15/19	1.270%	20,486,000	20,501,803
Citibank Credit Card Issuance Trust Series 2013-A7 Class A7(b) 09/10/20	0.592%	17,923,000	17,919,021
Discover Card Execution Note Trust Series 2014-A1 Class A1(b) 07/15/21	0.591%	12,685,000	12,712,450
Navient Private Education Loan Trust Series 2014-CTA Class A(b)(c) 09/16/24	0.861%	20,339,810	20,339,849
Navient Student Loan Trust(b) Series 2004-4 Class A5 01/25/37	0.394%	7,535,443	7,453,367
Series 2014-8 Class A2 04/25/23	0.595%	14,856,000	14,856,030
Nelnet Student Loan Trust(b) Series 2006-2 Class A4 10/26/26	0.314%	7,054,271	7,043,951
Series 2007-1 Class A1 11/27/18	0.243%	267,747	267,667
SLC Student Loan Trust(b) Series 2007-2 Class A2 05/15/28	0.632%	2,094,061	2,091,245
Series 2010-1 Class A 11/25/42	1.108%	3,666,008	3,706,723
SLM Private Education Loan Trust(b)(c) Series 2010-A Class 1A 05/16/44	3.200%	6,573,565	6,802,575
Series 2010-A Class 2A 05/16/44	3.411%	8,033,513	8,498,806
Series 2011-C Class A2A 10/17/44	3.411%	3,348,000	3,609,870
Series 2012-E Class A2B 06/15/45	1.911%	5,340,000	5,482,512
Series 2013-C Class A2B 10/15/31	1.561%	3,089,000	3,145,377
Series 2014-A Class A2B 01/15/26	1.311%	7,669,000	7,749,541
SLM Private Education Loan Trust(c) Series 2012-B Class A2 10/15/30	3.480%	5,669,000	5,877,087
SLM Student Loan Trust(b)
Series 2002-6 Class A4CP 03/15/19	0.422%	764,696	763,559

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2003-6 Class A4 12/17/18	0.441%	764,682	764,408
Series 2005-6 Class A5B 07/27/26	1.434%	2,289,517	2,330,071
Series 2010-1 Class A 03/25/25	0.570%	7,048,812	7,048,699
Synchrony Credit Card Master Note Trust Series 2012-3 Class A(b) 03/15/20	0.611%	18,856,000	18,831,732
Total Asset-Backed Securities — Non-Agency (Cost: $324,487,087)			324,574,687

U.S. Treasury Obligations 44.6%

U.S. Treasury 05/31/16	0.375%	10,331,000	10,324,543
06/30/16	0.500%	175,553,000	175,580,430
08/15/16	0.625%	151,306,000	151,495,133
09/30/16	0.500%	69,292,000	69,194,558
10/31/16	0.375%	141,847,000	141,226,419
12/31/16	0.625%	161,004,000	160,790,187
09/30/17	0.625%	37,271,000	36,872,089
10/15/17	0.875%	146,572,000	145,976,551
12/15/17	1.000%	147,251,000	146,905,844
Total U.S. Treasury Obligations (Cost: $1,039,692,103)			1,038,365,754

U.S. Government & Agency Obligations 4.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Banks 09/15/15	0.200%	70,000,000	69,987,820
11/20/15	0.500%	35,000,000	35,051,555
Total U.S. Government & Agency Obligations (Cost: $105,054,972)			105,039,375

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(d)(e)	52,620,671	52,620,671
Total Money Market Funds (Cost: $52,620,671)		52,620,671
Total Investments (Cost: $2,367,622,780)		2,367,929,791
Other Assets & Liabilities, Net		(40,027,393)
Net Assets		2,327,902,398

Notes to Portfolio of Investments

(a)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(b)  Variable rate security.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $194,813,759 or 8.37% of net assets.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	82,552,622	3,929,063,108	(3,958,995,059)	52,620,671	86,210	52,620,671

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Portfolio of Investments (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Residential Mortgage-Backed Securities — Agency	—	721,680,319	—	721,680,319
Commercial Mortgage-Backed Securities — Agency	—	4,016,083	—	4,016,083
Commercial Mortgage-Backed Securities — Non-Agency	—	121,632,902	—	121,632,902
Asset-Backed Securities — Non-Agency	—	324,574,687	—	324,574,687
U.S. Treasury Obligations	1,038,365,754	—	—	1,038,365,754
U.S. Government & Agency Obligations	—	105,039,375	—	105,039,375
Total Bonds	1,038,365,754	1,276,943,366	—	2,315,309,120
Mutual Funds
Money Market Funds	52,620,671	—	—	52,620,671
Total Mutual Funds	52,620,671	—	—	52,620,671
Total	1,090,986,425	1,276,943,366	—	2,367,929,791

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities

December 31, 2014

	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — Columbia Wanger U.S. Equities Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $3,453,140,109, $562,982,713, $218,483,193)	$3,490,311,124	$645,130,300	$342,453,969
Affiliated issuers (identified cost $197,109,094, $50,441,286, $4,931,954)	197,109,094	50,441,286	4,931,954
Total investments (identified cost $3,650,249,203, $613,423,999, $223,415,147)	3,687,420,218	695,571,586	347,385,923
Foreign currency (identified cost $8,500,183, $1,314, $—)	8,338,595	1,309	—
Unrealized appreciation on forward foreign currency exchange contracts	26,432,570	—	—
Receivable for:
Investments sold	52,593,521	640,874	1,098,184
Investments sold on a delayed delivery basis	—	2,513,615	—
Capital shares sold	83,858	—	26,406
Dividends	16,628	733,997	284,094
Interest	25,044,718	37,704	—
Reclaims	86,685	466,494	764
Expense reimbursement due from Investment Manager	26,626	—	25,904
Prepaid expenses	7,945	3,285	2,671
Total assets	3,800,051,364	699,968,864	348,823,946
Liabilities
Disbursements in excess of cash	14,854	—	—
Unrealized depreciation on forward foreign currency exchange contracts	13,640,440	—	—
Payable for:
Investments purchased	51,451,667	17	657
Investments purchased on a delayed delivery basis	526,553,792	—	—
Capital shares purchased	952,609	1,110,432	1,998,200
Foreign capital gains taxes deferred	—	103,349	—
Investment management fees	1,246,830	574,076	277,474
Distribution and/or service fees	1,435	4,266	3,259
Transfer agent fees	169,834	38,129	18,788
Administration fees	175,433	49,923	25,052
Compensation of board members	81,565	27,939	29,836
Other expenses	50,959	99,293	26,457
Other liabilities	—	498	—
Total liabilities	594,339,418	2,007,922	2,379,723
Net assets applicable to outstanding capital stock	$3,205,711,946	$697,960,942	$346,444,223

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — Columbia Wanger U.S. Equities Fund
Represented by
Paid-in capital	$3,045,229,468	$582,911,951	$—
Undistributed (excess of distributions over) net investment income	96,874,942	(2,355,490)	—
Accumulated net realized gain (loss)	14,115,790	35,409,459	—
Unrealized appreciation (depreciation) on:
Investments	37,171,015	82,147,587	—
Foreign currency translations	(471,399)	(49,216)	—
Forward foreign currency exchange contracts	12,792,130	—	—
Foreign capital gains tax	—	(103,349)	—
Trust capital	$—	$—	$346,444,223
Total — representing net assets applicable to outstanding capital stock	$3,205,711,946	$697,960,942	$346,444,223
Class 1
Net assets	$3,199,339,951	$678,681,660	$331,642,916
Shares outstanding	289,657,340	54,666,912	17,562,013
Net asset value per share	$11.05	$12.41	$18.88
Class 2
Net assets	$6,371,995	$19,279,282	$14,801,307
Shares outstanding	578,985	1,554,658	792,821
Net asset value per share	$11.01	$12.40	$18.67

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,473,653,336, $561,413,099, $1,068,533,806)	$1,507,638,383	$544,488,322	$1,363,380,805
Affiliated issuers (identified cost $4,024,787, $3,251,297, $19,637,961)	4,024,787	3,251,297	19,637,961
Total investments (identified cost $1,477,678,123, $564,664,396, $1,088,171,767)	1,511,663,170	547,739,619	1,383,018,766
Cash	2,527	4,538,720	—
Foreign currency (identified cost $5,582,666, $—, $—)	5,531,393	—	—
Receivable for:
Investments sold	2,133,178	8,236,376	—
Capital shares sold	61,615	35,098	37,519
Dividends	1,092,393	1,310	791,299
Interest	—	1,841,151	—
Reclaims	1,921,692	—	—
Expense reimbursement due from Investment Manager	—	26,755	—
Prepaid expenses	4,836	3,212	4,658
Total assets	1,522,410,804	562,422,241	1,383,852,242
Liabilities
Payable for:
Investments purchased	5,694,191	2,367,063	—
Investments purchased on a delayed delivery basis	—	4,457,569	—
Capital shares purchased	96,612	2,139,911	1,960,996
Investment management fees	1,155,325	340,647	799,368
Distribution and/or service fees	1,512	7,139	1,356
Transfer agent fees	83,257	32,442	75,415
Administration fees	103,916	37,406	69,627
Compensation of board members	47,614	33,802	53,161
Other expenses	84,966	76,332	29,898
Total liabilities	7,267,393	9,492,311	2,989,821
Net assets applicable to outstanding capital stock	$1,515,143,411	$552,929,930	$1,380,862,421

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund
Represented by
Paid-in capital	$1,443,651,995	$548,297,526	$—
Undistributed (excess of distributions over) net investment income	1,952,438	25,369,746	—
Accumulated net realized gain (loss)	35,778,327	(3,812,565)	—
Unrealized appreciation (depreciation) on:
Investments	33,985,047	(16,924,777)	—
Foreign currency translations	(224,396)	—	—
Trust capital	$—	$—	$1,380,862,421
Total — representing net assets applicable to outstanding capital stock	$1,515,143,411	$552,929,930	$1,380,862,421
Class 1
Net assets	$1,508,392,871	$521,301,858	$1,374,918,482
Shares outstanding	150,348,425	54,771,766	73,910,922
Net asset value per share	$10.03	$9.52	$18.60
Class 2
Net assets	$6,750,540	$31,628,072	$5,943,939
Shares outstanding	674,173	3,367,903	323,245
Net asset value per share	$10.01	$9.39	$18.39

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Invesco International Growth Fund	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,650,324,594, $2,778,937,510, $519,339,770)	$1,965,999,302	$2,862,099,190	$679,047,943
Affiliated issuers (identified cost $150,844,247, $76,168,266, $8,836,022)	150,844,247	76,168,266	8,836,022
Total investments (identified cost $1,801,168,841, $2,855,105,776, $528,175,792)	2,116,843,549	2,938,267,456	687,883,965
Cash	—	128,694	—
Foreign currency (identified cost $4,782,602, $—, $—)	4,698,159	—	—
Receivable for:
Investments sold	4,564,669	70,182	3,590,847
Capital shares sold	61,615	83,334	—
Dividends	1,903,643	6,533	477,365
Interest	—	14,769,461	—
Reclaims	3,562,817	8,876	—
Expense reimbursement due from Investment Manager	—	32,161	69
Prepaid expenses	5,900	7,935	3,490
Total assets	2,131,640,352	2,953,374,632	691,955,736
Liabilities
Payable for:
Investments purchased	756,938	5,259	—
Investments purchased on a delayed delivery basis	—	2,002,848	—
Capital shares purchased	99,985	4,343,989	1,898,750
Investment management fees	1,578,405	1,186,025	468,990
Distribution and/or service fees	2,700	1,143	1,732
Transfer agent fees	115,916	160,270	37,519
Administration fees	142,019	167,051	36,652
Compensation of board members	60,467	78,441	37,321
Other expenses	114,308	48,405	27,893
Total liabilities	2,870,738	7,993,431	2,508,857
Net assets applicable to outstanding capital stock	$2,128,769,614	$2,945,381,201	$689,446,879

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Invesco International Growth Fund	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund
Represented by
Paid-in capital	$1,701,529,739	$2,801,233,067	$—
Undistributed (excess of distributions over) net investment income	(4,803,734)	51,703,476	—
Accumulated net realized gain (loss)	116,787,916	9,282,978	—
Unrealized appreciation (depreciation) on:
Investments	315,674,708	83,161,680	—
Foreign currency translations	(419,015)	—	—
Trust capital	$—	$—	$689,446,879
Total — representing net assets applicable to outstanding capital stock	$2,128,769,614	$2,945,381,201	$689,446,879
Class 1
Net assets	$2,116,606,292	$2,940,310,816	$681,556,332
Shares outstanding	169,842,705	268,728,465	36,061,615
Net asset value per share	$12.46	$10.94	$18.90
Class 2
Net assets	$12,163,322	$5,070,385	$7,890,547
Shares outstanding	979,000	465,336	422,774
Net asset value per share	$12.42	$10.90	$18.66

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Loomis Sayles Growth Fund	Variable Portfolio — MFS Value Fund	Variable Portfolio — Mondrian International Small Cap Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,106,911,978, $1,574,928,656, $293,653,998)	$1,272,363,106	$2,344,729,079	$347,491,117
Affiliated issuers (identified cost $18,356,168, $34,176,977, $5,650,412)	18,356,168	34,176,977	5,650,412
Total investments (identified cost $1,125,268,146, $1,609,105,633, $299,304,410)	1,290,719,274	2,378,906,056	353,141,529
Foreign currency (identified cost $—, $33,810, $67,779)	—	33,810	67,819
Unrealized appreciation on forward foreign currency exchange contracts	—	—	63,120
Receivable for:
Investments sold	—	—	1,706,081
Capital shares sold	37,519	82,794	—
Dividends	680,759	3,879,999	536,020
Reclaims	136	18,181	437,258
Expense reimbursement due from Investment Manager	—	—	1,218
Prepaid expenses	4,168	6,624	2,614
Total assets	1,291,441,856	2,382,927,464	355,955,659
Liabilities
Disbursements in excess of cash	—	38,387	—
Payable for:
Investments purchased	—	237,537	570,014
Capital shares purchased	75,416	2,068,272	993,822
Investment management fees	745,668	1,299,467	301,488
Distribution and/or service fees	1,019	3,086	—
Transfer agent fees	70,045	128,810	19,346
Administration fees	65,152	114,125	25,795
Compensation of board members	51,664	61,269	21,723
Other expenses	27,211	33,469	50,915
Total liabilities	1,036,175	3,984,422	1,983,103
Net assets applicable to outstanding capital stock	$1,290,405,681	$2,378,943,042	$353,972,556

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Loomis Sayles Growth Fund	Variable Portfolio — MFS Value Fund	Variable Portfolio — Mondrian International Small Cap Fund
Represented by
Paid-in capital	$—	$—	$283,642,227
Undistributed (excess of distributions over) net investment income	—	—	1,492,713
Accumulated net realized gain (loss)	—	—	14,980,424
Unrealized appreciation (depreciation) on:
Investments	—	—	53,837,119
Foreign currency translations	—	—	(43,047)
Forward foreign currency exchange contracts	—	—	63,120
Trust capital	$1,290,405,681	$2,378,943,042	$—
Total — representing net assets applicable to outstanding capital stock	$1,290,405,681	$2,378,943,042	$353,972,556
Class 1
Net assets	$1,285,906,967	$2,364,990,317	$353,970,063
Shares outstanding	68,527,716	126,131,208	29,089,074
Net asset value per share	$18.76	$18.75	$12.17
Class 2
Net assets	$4,498,714	$13,952,725	$2,493
Shares outstanding	242,553	752,460	205
Net asset value per share	$18.55	$18.54	$12.15	(a)

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Morgan Stanley Global Real Estate Fund	Variable Portfolio — NFJ Dividend Value Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $188,808,204, $1,649,007,736, $1,114,888,162)	$230,839,848	$2,051,693,294	$1,513,826,940
Affiliated issuers (identified cost $1,844,001, $73,469,158, $15,599,846)	1,844,001	73,469,158	15,599,846
Total investments (identified cost $190,652,205, $1,722,476,894, $1,130,488,008)	232,683,849	2,125,162,452	1,529,426,786
Foreign currency (identified cost $162,113, $—, $—)	160,781	—	—
Receivable for:
Investments sold	396,806	2,215,411	3,879,650
Capital shares sold	5,986	75,315	37,519
Dividends	828,954	3,915,980	797,647
Reclaims	98,529	164,043	—
Expense reimbursement due from Investment Manager	16,626	—	—
Prepaid expenses	2,294	6,000	4,726
Total assets	234,193,825	2,131,539,201	1,534,146,328
Liabilities
Disbursements in excess of cash	5	—	—
Payable for:
Investments purchased	153,337	14,821,852	4,872,796
Capital shares purchased	1,210,045	526,530	866,270
Investment management fees	182,041	1,178,567	875,963
Distribution and/or service fees	3,952	2,109	995
Transfer agent fees	12,850	114,302	83,074
Administration fees	17,133	102,035	76,010
Compensation of board members	22,658	59,545	51,347
Other expenses	59,417	30,205	28,224
Total liabilities	1,661,438	16,835,145	6,854,679
Net assets applicable to outstanding capital stock	$232,532,387	$2,114,704,056	$1,527,291,649

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Morgan Stanley Global Real Estate Fund	Variable Portfolio — NFJ Dividend Value Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund
Represented by
Paid-in capital	$154,048,158	$—	$—
Undistributed (excess of distributions over) net investment income	8,872,444	—	—
Accumulated net realized gain (loss)	27,585,550	—	—
Unrealized appreciation (depreciation) on:
Investments	42,031,644	—	—
Foreign currency translations	(5,409)	—	—
Trust capital	$—	$2,114,704,056	$1,527,291,649
Total — representing net assets applicable to outstanding capital stock	$232,532,387	$2,114,704,056	$1,527,291,649
Class 1
Net assets	$214,639,400	$2,105,199,056	$1,522,908,702
Shares outstanding	19,069,821	112,632,942	77,925,047
Net asset value per share	$11.26	$18.69	$19.54
Class 2
Net assets	$17,892,987	$9,505,000	$4,382,947
Shares outstanding	1,597,572	514,455	227,021
Net asset value per share	$11.20	$18.48	$19.31

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — TCW Core Plus Bond Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $402,822,703, $1,364,275,554, $2,050,454,098)	$531,216,888	$1,421,328,785	$2,059,678,930
Affiliated issuers (identified cost $12,010,402, $100,943,567, $300,917,628)	12,010,402	100,943,567	300,917,628
Total investments (identified cost $414,833,105, $1,465,219,121, $2,351,371,726)	543,227,290	1,522,272,352	2,360,596,558
Cash	—	—	123,454
Foreign currency (identified cost $—, $328,127, $—)	—	326,908	—
Margin deposits	—	3,212,000	—
Receivable for:
Investments sold	197,584	—	22,803,094
Investments sold on a delayed delivery basis	—	—	31,120,900
Capital shares sold	36,309	61,615	24,738
Dividends	338,692	1,015,821	28,954
Interest	—	—	8,605,824
Reclaims	—	2,940,829	18,980
Variation margin	—	—	104,156
Expense reimbursement due from Investment Manager	30,628	—	—
Prepaid expenses	2,978	4,965	5,724
Total assets	543,833,481	1,529,834,490	2,423,432,382
Liabilities
Disbursements in excess of cash	25,326	—	—
Payable for:
Investments purchased	1,633,675	—	22,306,292
Investments purchased on a delayed delivery basis	—	—	266,576,118
Capital shares purchased	1,480,472	96,666	39,430
Variation margin	—	433,417	—
Investment management fees	423,040	1,168,142	814,102
Distribution and/or service fees	748	1,061	709
Transfer agent fees	29,185	84,218	111,264
Administration fees	38,742	105,038	118,045
Compensation of board members	26,101	43,230	47,306
Other expenses	30,175	88,811	45,957
Total liabilities	3,687,464	2,020,583	290,059,223
Net assets applicable to outstanding capital stock	$540,146,017	$1,527,813,907	$2,133,373,159
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — TCW Core Plus Bond Fund
Represented by
Paid-in capital	$—	$1,405,893,289	$2,099,615,756
Undistributed (excess of distributions over) net investment income	—	2,047,486	24,497,210
Accumulated net realized gain (loss)	—	64,047,966	(2,203,404)
Unrealized appreciation (depreciation) on:
Investments	—	57,053,231	9,224,832
Foreign currency translations	—	(290,472)	—
Forward foreign currency exchange contracts	—	—	—
Futures contracts	—	(937,593)	2,238,765
Trust capital	$540,146,017	$—	$—
Total — representing net assets applicable to outstanding capital stock	$540,146,017	$1,527,813,907	$2,133,373,159
Class 1
Net assets	$536,790,926	$1,523,161,725	$2,130,225,894
Shares outstanding	29,412,210	138,640,633	203,536,047
Net asset value per share	$18.25	$10.99	$10.47
Class 2
Net assets	$3,355,091	$4,652,182	$3,147,265
Shares outstanding	186,031	425,111	301,763
Net asset value per share	$18.04	$10.94	$10.43

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

Variable Portfolio — Wells Fargo Short Duration Government Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $2,315,002,109)	$2,315,309,120
Affiliated issuers (identified cost $52,620,671)	52,620,671
Total investments (identified cost $2,367,622,780)	2,367,929,791
Cash	30,990
Receivable for:
Investments sold	77,756,099
Capital shares sold	741
Dividends	9,921
Interest	4,028,084
Prepaid expenses	6,460
Total assets	2,449,762,086
Liabilities
Payable for:
Investments purchased	120,437,105
Capital shares purchased	96,723
Investment management fees	958,797
Distribution and/or service fees	1,432
Transfer agent fees	126,186
Administration fees	132,968
Compensation of board members	65,295
Other expenses	41,182
Total liabilities	121,859,688
Net assets applicable to outstanding capital stock	$2,327,902,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Assets and Liabilities (continued)

December 31, 2014

Variable Portfolio — Wells Fargo Short Duration Government Fund
Represented by
Paid-in capital	$2,317,393,847
Undistributed (excess of distributions over) net investment income	12,121,945
Accumulated net realized gain (loss)	(1,920,405)
Unrealized appreciation (depreciation) on:
Investments	307,011
Total — representing net assets applicable to outstanding capital stock	$2,327,902,398
Class 1
Net assets	$2,321,423,012
Shares outstanding	227,964,324
Net asset value per share	$10.18
Class 2
Net assets	$6,479,386
Shares outstanding	638,931
Net asset value per share	$10.14

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Operations

Year Ended December 31, 2014

	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — Columbia Wanger International Equities Fund	Variable Portfolio — Columbia Wanger U.S. Equities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$—	$17,116,409	$3,447,292
Dividends — affiliated issuers	96,997	38,009	4,542
Interest	82,239,214	37,715	—
Foreign taxes withheld	(2,033)	(1,851,975)	(15,307)
Total income	82,334,178	15,340,158	3,436,527
Expenses:
Investment management fees	13,642,791	6,543,936	4,138,710
Distribution and/or service fees
Class 2	15,010	44,086	33,403
Transfer agent fees
Class 1	1,851,279	424,864	276,436
Class 2	3,602	10,580	8,017
Administration fees	1,920,543	569,322	377,669
Compensation of board members	53,785	20,478	17,825
Custodian fees	54,532	222,070	11,715
Printing and postage fees	10,592	17,306	13,605
Professional fees	58,640	68,179	27,989
Other	38,293	31,433	12,883
Total expenses	17,649,067	7,952,254	4,918,252
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(243,850)	(632,890)	(330,083)
Total net expenses	17,405,217	7,319,364	4,588,169
Net investment income (loss)	64,928,961	8,020,794	(1,151,642)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	27,866,496	40,960,126	112,758,252
Foreign currency translations	(455,714)	(245,761)	(34)
Forward foreign currency exchange contracts	37,975,856	—	—
Futures contracts	(18,258,118)	—	—
Net realized gain (loss)	47,128,520	40,714,365	112,758,218
Net change in unrealized appreciation (depreciation) on:
Investments	58,514,432	(78,278,922)	(104,166,932)
Foreign currency translations	(496,566)	(58,715)	(64)
Forward foreign currency exchange contracts	16,713,140	—	—
Futures contracts	(3,798,783)	—	—
Options	—	(234,923)	—
Foreign capital gains tax	—	(103,349)	—
Net change in unrealized appreciation (depreciation)	70,932,223	(78,675,909)	(104,166,996)
Net realized and unrealized gain (loss)	118,060,743	(37,961,544)	8,591,222
Net change in net assets resulting from operations	$182,989,704	$(29,940,750)	$7,439,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$52,365,316	$—	$14,553,257
Dividends — affiliated issuers	6,483	22,087	20,965
Interest	8,244	30,847,455	—
Foreign taxes withheld	(4,157,993)	—	—
Total income	48,222,050	30,869,542	14,574,222
Expenses:
Investment management fees	11,898,365	4,515,608	8,995,422
Distribution and/or service fees
Class 2	15,895	79,232	13,679
Transfer agent fees
Class 1	851,043	411,033	846,636
Class 2	3,815	19,015	3,283
Administration fees	1,072,359	490,892	783,271
Compensation of board members	29,861	20,869	31,183
Custodian fees	156,547	123,350	11,277
Printing and postage fees	11,304	25,083	12,945
Professional fees	55,831	45,141	37,782
Other	22,416	14,339	21,582
Total expenses	14,117,436	5,744,562	10,757,060
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,457,046)	(488,984)	—
Total net expenses	12,660,390	5,255,578	10,757,060
Net investment income (loss)	35,561,660	25,613,964	3,817,162
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	38,871,068	(3,812,565)	94,848,907
Foreign currency translations	(626,966)	—	—
Net realized gain (loss)	38,244,102	(3,812,565)	94,848,907
Net change in unrealized appreciation (depreciation) on:
Investments	(195,914,171)	(15,481,341)	(6,404,464)
Foreign currency translations	(347,088)	—	—
Net change in unrealized appreciation (depreciation)	(196,261,259)	(15,481,341)	(6,404,464)
Net realized and unrealized gain (loss)	(158,017,157)	(19,293,906)	88,444,443
Net change in net assets resulting from operations	$(122,455,497)	$6,320,058	$92,261,605

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Variable Portfolio — Invesco International Growth Fund	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$56,134,874	$—	$6,129,239
Dividends — affiliated issuers	136,637	64,501	9,109
Interest	293	84,604,934	—
Foreign taxes withheld	(6,229,557)	(1,464)	(23,860)
Total income	50,042,247	84,667,971	6,114,488
Expenses:
Investment management fees	16,441,468	13,426,064	6,229,316
Distribution and/or service fees
Class 2	23,877	12,216	15,764
Transfer agent fees
Class 1	1,192,481	1,817,698	494,552
Class 2	5,730	2,932	3,783
Administration fees	1,472,945	1,890,941	481,805
Compensation of board members	37,814	53,036	22,689
Custodian fees	271,956	52,201	16,383
Printing and postage fees	11,850	10,066	11,157
Professional fees	43,884	54,219	30,268
Other	27,390	37,829	16,464
Total expenses	19,529,395	17,357,202	7,322,181
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(255,403)	(148,330)
Total net expenses	19,529,395	17,101,799	7,173,851
Net investment income (loss)	30,512,852	67,566,172	(1,059,363)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	124,899,239	9,504,508	178,530,160
Foreign currency translations	(691,328)	—	28
Net realized gain (loss)	124,207,911	9,504,508	178,530,188
Net change in unrealized appreciation (depreciation) on:
Investments	(154,416,185)	82,912,278	(108,379,735)
Foreign currency translations	(567,652)	—	—
Net change in unrealized appreciation (depreciation)	(154,983,837)	82,912,278	(108,379,735)
Net realized and unrealized gain (loss)	(30,775,926)	92,416,786	70,150,453
Net change in net assets resulting from operations	$(263,074)	$159,982,958	$69,091,090

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Variable Portfolio — Loomis Sayles Growth Fund	Variable Portfolio — MFS Value Fund	Variable Portfolio — Mondrian International Small Cap Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$15,924,670	$58,313,241	$12,660,501
Dividends — affiliated issuers	13,991	23,421	7,183
Interest	—	—	41
Foreign taxes withheld	(13,999)	(2,017,807)	(1,271,648)
Total income	15,924,662	56,318,855	11,396,077
Expenses:
Investment management fees	7,553,462	13,861,096	3,775,832
Distribution and/or service fees
Class 2	9,648	27,228	10
Transfer agent fees
Class 1	703,016	1,356,767	243,381
Class 2	2,315	6,535	2
Administration fees	662,776	1,211,111	324,521
Compensation of board members	27,091	41,711	16,236
Custodian fees	10,769	28,279	66,127
Printing and postage fees	12,500	12,426	7,361
Professional fees	33,903	42,482	38,354
Other	63,281	29,248	9,907
Total expenses	9,078,761	16,616,883	4,481,731
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(413,405)
Total net expenses	9,078,761	16,616,883	4,068,326
Net investment income (loss)	6,845,901	39,701,972	7,327,751
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	190,143,186	145,984,262	18,573,643
Foreign currency translations	—	22,326	(315,094)
Forward foreign currency exchange contracts	—	—	585,758
Net realized gain (loss)	190,143,186	146,006,588	18,844,307
Net change in unrealized appreciation (depreciation) on:
Investments	(54,838,103)	33,244,839	(48,620,343)
Foreign currency translations	(18)	(36,067)	(58,790)
Forward foreign currency exchange contracts	—	—	(612,041)
Net change in unrealized appreciation (depreciation)	(54,838,121)	33,208,772	(49,291,174)
Net realized and unrealized gain (loss)	135,305,065	179,215,360	(30,446,867)
Net change in net assets resulting from operations	$142,150,966	$218,917,332	$(23,119,116)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Variable Portfolio — Morgan Stanley Global Real Estate Fund	Variable Portfolio — NFJ Dividend Value Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$10,839,348	$59,666,290	$10,479,331
Dividends — affiliated issuers	1,235	58,067	17,824
Foreign taxes withheld	(351,140)	(2,261,689)	(41,966)
Total income	10,489,443	57,462,668	10,455,189
Expenses:
Investment management fees	2,404,815	12,581,998	8,960,596
Distribution and/or service fees
Class 2	36,572	20,488	9,068
Transfer agent fees
Class 1	160,971	1,207,621	843,865
Class 2	8,777	4,917	2,176
Administration fees	226,337	1,085,469	780,040
Compensation of board members	14,615	38,299	30,089
Custodian fees	84,748	13,571	11,512
Printing and postage fees	15,094	11,370	9,629
Professional fees	37,970	42,508	37,356
Other	9,441	27,850	33,409
Total expenses	2,999,340	15,034,091	10,717,740
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(426,334)	—	—
Total net expenses	2,573,006	15,034,091	10,717,740
Net investment income (loss)	7,916,437	42,428,577	(262,551)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	36,400,455	195,438,903	130,827,296
Foreign currency translations	(62,912)	—	—
Net realized gain (loss)	36,337,543	195,438,903	130,827,296
Net change in unrealized appreciation (depreciation) on:
Investments	(5,571,753)	(58,284,514)	14,491,739
Foreign currency translations	(9,441)	—	—
Net change in unrealized appreciation (depreciation)	(5,581,194)	(58,284,514)	14,491,739
Net realized and unrealized gain (loss)	30,756,349	137,154,389	145,319,035
Net change in net assets resulting from operations	$38,672,786	$179,582,966	$145,056,484

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

	Variable Portfolio — Partners Small Cap Growth Fund	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — TCW Core Plus Bond Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$2,878,551	$46,431,138	$—
Dividends — affiliated issuers	11,198	88,843	196,603
Interest	—	5,775	35,439,797
Foreign taxes withheld	(8,062)	(4,455,823)	(2,563)
Total income	2,881,687	42,069,933	35,633,837
Expenses:
Investment management fees	5,002,012	12,322,525	7,773,044
Distribution and/or service fees
Class 2	7,739	10,816	7,785
Transfer agent fees
Class 1	345,166	884,074	994,825
Class 2	1,857	2,596	1,869
Administration fees	458,785	1,109,473	1,071,701
Compensation of board members	18,675	30,637	31,782
Custodian fees	12,980	200,027	50,399
Printing and postage fees	11,837	10,085	13,416
Professional fees	29,197	46,205	46,325
Other	12,127	20,915	23,319
Total expenses	5,900,375	14,637,353	10,014,465
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(338,982)	—	(376,712)
Total net expenses	5,561,393	14,637,353	9,637,753
Net investment income (loss)	(2,679,706)	27,432,580	25,996,084
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	74,725,274	72,488,870	25,362,510
Foreign currency translations	—	(551,506)	—
Futures contracts	—	24,492	1,932,720
Net realized gain (loss)	74,725,274	71,961,856	27,295,230
Net change in unrealized appreciation (depreciation) on:
Investments	(77,673,701)	(200,256,424)	21,065,139
Foreign currency translations	—	(374,885)	—
Forward sale commitments	—	—	(503,477)
Futures contracts	—	(3,728,793)	2,238,765
Net change in unrealized appreciation (depreciation)	(77,673,701)	(204,360,102)	22,800,427
Net realized and unrealized gain (loss)	(2,948,427)	(132,398,246)	50,095,657
Net change in net assets resulting from operations	$(5,628,133)	$(104,965,666)	$76,091,741

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Operations (continued)

Year Ended December 31, 2014

Variable Portfolio — Wells Fargo Short Duration Government Fund
Net investment income
Income:
Dividends — affiliated issuers	$86,210
Interest	26,279,530
Total income	26,365,740
Expenses:
Investment management fees	10,689,730
Distribution and/or service fees
Class 2	8,854
Transfer agent fees
Class 1	1,406,302
Class 2	2,125
Administration fees	1,483,434
Compensation of board members	43,387
Custodian fees	22,052
Printing and postage fees	8,860
Professional fees	51,810
Other	31,526
Total expenses	13,748,080
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(7)
Total net expenses	13,748,073
Net investment income (loss)	12,617,667
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,717,475
Net realized gain (loss)	6,717,475
Net change in unrealized appreciation (depreciation) on:
Investments	2,573,986
Net change in unrealized appreciation (depreciation)	2,573,986
Net realized and unrealized gain (loss)	9,291,461
Net change in net assets resulting from operations	$21,909,128

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets

	Variable Portfolio — American Century Diversified Bond Fund		Variable Portfolio — Columbia Wanger International Equities Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$64,928,961	$48,500,796	$8,020,794	$8,160,434
Net realized gain (loss)	47,128,520	2,652,467	40,714,365	58,561,266
Net change in unrealized appreciation (depreciation)	70,932,223	(123,087,851)	(78,675,909)	68,023,106
Net increase (decrease) in net assets resulting from operations	182,989,704	(71,934,588)	(29,940,750)	134,744,806
Distributions to shareholders
Net investment income
Class 1	(48,497,607)	(58,208,485)	(16,227,786)	(17,540,823)
Class 2	(82,252)	(115,700)	(361,849)	(241,689)
Net realized gains
Class 1	(2,657,738)	(54,681,915)	(46,024,930)	(10,640,623)
Class 2	(5,322)	(124,878)	(1,163,561)	(170,860)
Total distributions to shareholders	(51,242,919)	(113,130,978)	(63,778,126)	(28,593,995)
Increase (decrease) in net assets from capital stock activity	(112,526,883)	474,103,841	77,543,707	1,906,080
Total increase (decrease) in net assets	19,219,902	289,038,275	(16,175,169)	108,056,891
Net assets at beginning of year	3,186,492,044	2,897,453,769	714,136,111	606,079,220
Net assets at end of year	$3,205,711,946	$3,186,492,044	$697,960,942	$714,136,111
Undistributed (excess of distributions over) net investment income	$96,874,942	$49,017,062	$(2,355,490)	$2,146,751

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Columbia Wanger U.S. Equities Fund		Variable Portfolio — DFA International Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$(1,151,642)	$(971,392)	$35,561,660	$30,130,363
Net realized gain (loss)	112,758,218	159,695,134	38,244,102	78,918,101
Net change in unrealized appreciation (depreciation)	(104,166,996)	63,913,138	(196,261,259)	124,787,071
Net increase (decrease) in net assets resulting from operations	7,439,580	222,636,880	(122,455,497)	233,835,535
Distributions to shareholders
Net investment income
Class 1	—	—	(34,911,260)	(29,939,639)
Class 2	—	—	(141,701)	(67,316)
Net realized gains
Class 1	—	—	(56,582,394)	—
Class 2	—	—	(258,648)	—
Total distributions to shareholders	—	—	(91,894,003)	(30,006,955)
Increase (decrease) in net assets from capital stock activity	(304,227,778)	(295,984,527)	432,489,020	(490,005,662)
Total increase (decrease) in net assets	(296,788,198)	(73,347,647)	218,139,520	(286,177,082)
Net assets at beginning of year	643,232,421	716,580,068	1,297,003,891	1,583,180,973
Net assets at end of year	$346,444,223	$643,232,421	$1,515,143,411	$1,297,003,891
Undistributed (excess of distributions over) net investment income	$—	$—	$1,952,438	$643,490

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund		Variable Portfolio — Holland Large Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$25,613,964	$31,936,919	$3,817,162	$4,768,672
Net realized gain (loss)	(3,812,565)	6,796,976	94,848,907	249,178,013
Net change in unrealized appreciation (depreciation)	(15,481,341)	(6,706,072)	(6,404,464)	154,934,232
Net increase (decrease) in net assets resulting from operations	6,320,058	32,027,823	92,261,605	408,880,917
Distributions to shareholders
Net investment income
Class 1	(30,651,640)	(34,525,333)	—	—
Class 2	(1,358,994)	(812,711)	—	—
Net realized gains
Class 1	(6,420,253)	(6,391,790)	—	—
Class 2	(301,810)	(159,542)	—	—
Total distributions to shareholders	(38,732,697)	(41,889,376)	—	—
Increase (decrease) in net assets from capital stock activity	(165,222,740)	(28,052,887)	(320,750,279)	(479,826,180)
Total increase (decrease) in net assets	(197,635,379)	(37,914,440)	(228,488,674)	(70,945,263)
Net assets at beginning of year	750,565,309	788,479,749	1,609,351,095	1,680,296,358
Net assets at end of year	$552,929,930	$750,565,309	$1,380,862,421	$1,609,351,095
Undistributed (excess of distributions over) net investment income	$25,369,746	$31,841,244	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Invesco International Growth Fund		Variable Portfolio — J.P. Morgan Core Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$30,512,852	$26,744,386	$67,566,172	$60,768,059
Net realized gain (loss)	124,207,911	144,093,304	9,504,508	3,088,698
Net change in unrealized appreciation (depreciation)	(154,983,837)	162,139,347	82,912,278	(128,445,026)
Net increase (decrease) in net assets resulting from operations	(263,074)	332,977,037	159,982,958	(64,588,269)
Distributions to shareholders
Net investment income
Class 1	(34,387,756)	(32,073,494)	(60,729,899)	(61,995,779)
Class 2	(152,492)	(61,873)	(87,409)	(112,436)
Net realized gains
Class 1	(143,384,231)	(21,591,121)	(2,889,304)	(5,083,105)
Class 2	(716,344)	(51,065)	(4,735)	(10,464)
Total distributions to shareholders	(178,640,823)	(53,777,553)	(63,711,347)	(67,201,784)
Increase (decrease) in net assets from capital stock activity	374,568,081	(331,275,395)	(268,028,894)	425,834,658
Total increase (decrease) in net assets	195,664,184	(52,075,911)	(171,757,283)	294,044,605
Net assets at beginning of year	1,933,105,430	1,985,181,341	3,117,138,484	2,823,093,879
Net assets at end of year	$2,128,769,614	$1,933,105,430	$2,945,381,201	$3,117,138,484
Undistributed (excess of distributions over) net investment income	$(4,803,734)	$(2,958,700)	$51,703,476	$44,810,396

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Jennison Mid Cap Growth Fund		Variable Portfolio — Loomis Sayles Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$(1,059,363)	$(984,572)	$6,845,901	$8,942,618
Net realized gain (loss)	178,530,188	158,407,687	190,143,186	282,986,700
Net change in unrealized appreciation (depreciation)	(108,379,735)	103,249,070	(54,838,121)	46,868,370
Net increase (decrease) in net assets resulting from operations	69,091,090	260,672,185	142,150,966	338,797,688
Increase (decrease) in net assets from capital stock activity	(350,136,350)	(331,579,630)	36,371,885	(911,223,428)
Total increase (decrease) in net assets	(281,045,260)	(70,907,445)	178,522,851	(572,425,740)
Net assets at beginning of year	970,492,139	1,041,399,584	1,111,882,830	1,684,308,570
Net assets at end of year	$689,446,879	$970,492,139	$1,290,405,681	$1,111,882,830

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — MFS Value Fund		Variable Portfolio — Mondrian International Small Cap Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$39,701,972	$35,633,831	$7,327,751	$8,305,561
Net realized gain (loss)	146,006,588	147,592,778	18,844,307	17,217,848
Net change in unrealized appreciation (depreciation)	33,208,772	452,213,658	(49,291,174)	35,333,888
Net increase (decrease) in net assets resulting from operations	218,917,332	635,440,267	(23,119,116)	60,857,297
Distributions to shareholders
Net investment income
Class 1	—	—	(5,564,986)	(12,972,011)
Class 2	—	—	(48)	(228)
Net realized gains
Class 1	—	—	(16,131,165)	(9,330,579)
Class 2	—	—	(105)	(172)
Total distributions to shareholders	—	—	(21,696,304)	(22,302,990)
Increase (decrease) in net assets from capital stock activity	(175,008,119)	(149,377,149)	(30,079,353)	22,141,370
Total increase (decrease) in net assets	43,909,213	486,063,118	(74,894,773)	60,695,677
Net assets at beginning of year	2,335,033,829	1,848,970,711	428,867,329	368,171,652
Net assets at end of year	$2,378,943,042	$2,335,033,829	$353,972,556	$428,867,329
Undistributed (excess of distributions over) net investment income	$—	$—	$1,492,713	$(3,613,161)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Morgan Stanley Global Real Estate Fund		Variable Portfolio — NFJ Dividend Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$7,916,437	$7,652,322	$42,428,577	$50,572,603
Net realized gain (loss)	36,337,543	51,643,784	195,438,903	186,782,154
Net change in unrealized appreciation (depreciation)	(5,581,194)	(43,214,352)	(58,284,514)	251,272,955
Net increase (decrease) in net assets resulting from operations	38,672,786	16,081,754	179,582,966	488,627,712
Distributions to shareholders
Net investment income
Class 1	(5,710,784)	(30,986,439)	—	—
Class 2	(274,274)	(714,371)	—	—
Net realized gains
Class 1	(38,487,314)	(15,714,383)	—	—
Class 2	(2,096,399)	(372,757)	—	—
Total distributions to shareholders	(46,568,771)	(47,787,950)	—	—
Increase (decrease) in net assets from capital stock activity	(80,802,495)	(108,399,054)	(129,881,007)	(271,165,126)
Total increase (decrease) in net assets	(88,698,480)	(140,105,250)	49,701,959	217,462,586
Net assets at beginning of year	321,230,867	461,336,117	2,065,002,097	1,847,539,511
Net assets at end of year	$232,532,387	$321,230,867	$2,114,704,056	$2,065,002,097
Undistributed (excess of distributions over) net investment income	$8,872,444	$1,598,288	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund		Variable Portfolio — Partners Small Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$(262,551)	$968,507	$(2,679,706)	$(1,095,950)
Net realized gain (loss)	130,827,296	286,320,498	74,725,274	76,856,532
Net change in unrealized appreciation (depreciation)	14,491,739	135,555,567	(77,673,701)	114,479,198
Net increase (decrease) in net assets resulting from operations	145,056,484	422,844,572	(5,628,133)	190,239,780
Increase (decrease) in net assets from capital stock activity	53,262,851	(780,933,917)	(79,681,430)	(76,249,857)
Total increase (decrease) in net assets	198,319,335	(358,089,345)	(85,309,563)	113,989,923
Net assets at beginning of year	1,328,972,314	1,687,061,659	625,455,580	511,465,657
Net assets at end of year	$1,527,291,649	$1,328,972,314	$540,146,017	$625,455,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Pyramis® International Equity Fund		Variable Portfolio — TCW Core Plus Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$27,432,580	$20,757,003	$25,996,084	$11,996,565
Net realized gain (loss)	71,961,856	122,009,124	27,295,230	(25,035,460)
Net change in unrealized appreciation (depreciation)	(204,360,102)	107,066,821	22,800,427	(18,790,092)
Net increase (decrease) in net assets resulting from operations	(104,965,666)	249,832,948	76,091,741	(31,828,987)
Distributions to shareholders
Net investment income
Class 1	(24,631,837)	(28,189,326)	(11,923,280)	(11,729,886)
Class 2	(63,642)	(36,848)	(11,875)	(21,615)
Net realized gains
Class 1	(117,527,255)	(29,597,282)	—	(20,533,605)
Class 2	(355,675)	(42,040)	—	(55,404)
Total distributions to shareholders	(142,578,409)	(57,865,496)	(11,935,155)	(32,340,510)
Increase (decrease) in net assets from capital stock activity	344,089,807	42,866,384	818,011,583	(168,040,846)
Total increase (decrease) in net assets	96,545,732	234,833,836	882,168,169	(232,210,343)
Net assets at beginning of year	1,431,268,175	1,196,434,339	1,251,204,990	1,483,415,333
Net assets at end of year	$1,527,813,907	$1,431,268,175	$2,133,373,159	$1,251,204,990
Undistributed (excess of distributions over) net investment income	$2,047,486	$(884,918)	$24,497,210	$8,520,710

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$12,617,667	$11,004,808
Net realized gain (loss)	6,717,475	(8,553,970)
Net change in unrealized appreciation (depreciation)	2,573,986	(6,456,240)
Net increase (decrease) in net assets resulting from operations	21,909,128	(4,005,402)
Distributions to shareholders
Net investment income
Class 1	(10,479,665)	(21,123,505)
Class 2	(5,516)	(13,959)
Net realized gains
Class 1	—	(18,858,398)
Class 2	—	(17,321)
Total distributions to shareholders	(10,485,181)	(40,013,183)
Increase (decrease) in net assets from capital stock activity	(141,874,454)	393,479,157
Total increase (decrease) in net assets	(130,450,507)	349,460,572
Net assets at beginning of year	2,458,352,905	2,108,892,333
Net assets at end of year	$2,327,902,398	$2,458,352,905
Undistributed (excess of distributions over) net investment income	$12,121,945	$9,989,459

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — American Century Diversified Bond Fund				Variable Portfolio — Columbia Wanger International Equities Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	30,071,346	327,951,206	71,661,039	769,193,852	9,765,878	136,733,245	8,951,983	116,810,266
Distributions reinvested	4,727,851	51,155,345	10,700,512	112,890,400	4,559,136	62,252,716	2,266,612	28,181,446
Redemptions	(45,242,972)	(491,884,069)	(38,027,844)	(407,613,340)	(9,276,442)	(128,685,225)	(11,299,764)	(148,903,845)
Net increase (decrease)	(10,443,775)	(112,777,518)	44,333,707	474,470,912	5,048,572	70,300,736	(81,169)	(3,912,133)
Class 2 shares
Subscriptions	119,369	1,293,378	153,115	1,679,296	517,171	6,997,569	480,158	6,223,501
Distributions reinvested	8,116	87,574	22,869	240,578	111,800	1,525,410	33,228	412,549
Redemptions	(104,687)	(1,130,317)	(212,048)	(2,286,945)	(99,072)	(1,280,008)	(63,399)	(817,837)
Net increase (decrease)	22,798	250,635	(36,064)	(367,071)	529,899	7,242,971	449,987	5,818,213
Total net increase (decrease)	(10,420,977)	(112,526,883)	44,297,643	474,103,841	5,578,471	77,543,707	368,818	1,906,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Columbia Wanger U.S. Equities Fund				Variable Portfolio — DFA International Value Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	5,621,166	101,027,141	8,934,306	146,622,567	37,184,648	416,282,301	12,023,810	126,750,170
Distributions reinvested	—	—	—	—	8,027,208	91,493,654	3,004,030	29,939,639
Redemptions	(22,585,311)	(407,772,335)	(26,961,890)	(446,657,634)	(6,693,375)	(77,692,838)	(63,336,269)	(649,208,745)
Net increase (decrease)	(16,964,145)	(306,745,194)	(18,027,584)	(300,035,067)	38,518,481	430,083,117	(48,308,429)	(492,518,936)
Class 2 shares
Subscriptions	225,024	4,022,394	292,691	4,601,384	274,983	3,071,771	285,087	3,059,859
Distributions reinvested	—	—	—	—	35,119	400,349	6,734	67,316
Redemptions	(85,420)	(1,504,978)	(35,243)	(550,844)	(97,441)	(1,066,217)	(60,551)	(613,901)
Net increase (decrease)	139,604	2,517,416	257,448	4,050,540	212,661	2,405,903	231,270	2,513,274
Total net increase (decrease)	(16,824,541)	(304,227,778)	(17,770,136)	(295,984,527)	38,731,142	432,489,020	(48,077,159)	(490,005,662)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund				Variable Portfolio — Holland Large Cap Growth Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	9,504,609	93,721,206	18,681,129	186,679,320	6,471,502	114,141,643	5,248,080	82,695,894
Distributions reinvested	3,869,717	37,071,893	4,200,937	40,917,123	—	—	—	—
Redemptions	(30,996,368)	(300,225,545)	(27,451,010)	(272,616,434)	(25,123,801)	(435,501,859)	(39,678,691)	(562,981,474)
Net increase (decrease)	(17,622,042)	(169,432,446)	(4,568,944)	(45,019,991)	(18,652,299)	(321,360,216)	(34,430,611)	(480,285,580)
Class 2 shares
Subscriptions	930,260	9,036,842	2,057,165	20,376,307	79,951	1,410,229	71,483	1,054,841
Distributions reinvested	175,561	1,660,804	100,961	972,253	—	—	—	—
Redemptions	(676,218)	(6,487,940)	(439,702)	(4,381,456)	(45,203)	(800,292)	(39,488)	(595,441)
Net increase (decrease)	429,603	4,209,706	1,718,424	16,967,104	34,748	609,937	31,995	459,400
Total net increase (decrease)	(17,192,439)	(165,222,740)	(2,850,520)	(28,052,887)	(18,617,551)	(320,750,279)	(34,398,616)	(479,826,180)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Invesco International Growth Fund				Variable Portfolio — J.P. Morgan Core Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	26,230,060	343,832,589	12,914,526	160,802,752	24,773,594	268,158,555	68,886,195	737,093,296
Distributions reinvested	13,458,184	177,771,987	4,533,573	53,664,615	5,923,576	63,619,203	6,322,232	67,078,884
Redemptions	(11,209,179)	(153,314,112)	(44,197,172)	(548,744,604)	(55,280,657)	(600,009,018)	(35,407,418)	(377,502,260)
Net increase (decrease)	28,479,065	368,290,464	(26,749,073)	(334,277,237)	(24,583,487)	(268,231,260)	39,801,009	426,669,920
Class 2 shares
Subscriptions	480,343	6,284,196	296,008	3,721,665	100,051	1,078,393	167,567	1,837,531
Distributions reinvested	65,935	868,836	9,619	112,938	8,604	92,144	11,616	122,900
Redemptions	(68,358)	(875,415)	(66,372)	(832,761)	(89,988)	(968,171)	(259,968)	(2,795,693)
Net increase (decrease)	477,920	6,277,617	239,255	3,001,842	18,667	202,366	(80,785)	(835,262)
Total net increase (decrease)	28,956,985	374,568,081	(26,509,818)	(331,275,395)	(24,564,820)	(268,028,894)	39,720,224	425,834,658
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Jennison Mid Cap Growth Fund				Variable Portfolio — Loomis Sayles Growth Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	8,307,244	143,949,487	9,972,749	158,528,683	3,192,224	55,197,540	7,736,022	118,085,048
Redemptions	(28,092,363)	(496,082,825)	(31,107,077)	(492,181,348)	(1,199,069)	(19,771,707)	(72,165,431)	(1,030,368,834)
Net increase (decrease)	(19,785,119)	(352,133,338)	(21,134,328)	(333,652,665)	1,993,155	35,425,833	(64,429,409)	(912,283,786)
Class 2 shares
Subscriptions	168,398	2,961,690	175,774	2,695,504	83,945	1,433,627	96,290	1,399,849
Redemptions	(55,205)	(964,702)	(40,336)	(622,469)	(28,191)	(487,575)	(23,208)	(339,491)
Net increase (decrease)	113,193	1,996,988	135,438	2,073,035	55,754	946,052	73,082	1,060,358
Total net increase (decrease)	(19,671,926)	(350,136,350)	(20,998,890)	(331,579,630)	2,048,909	36,371,885	(64,356,327)	(911,223,428)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — MFS Value Fund				Variable Portfolio — Mondrian International Small Cap Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	14,996,587	260,257,408	13,756,394	210,367,996	10,320,869	140,582,309	9,874,600	126,354,250
Distributions reinvested	—	—	—	—	1,625,152	21,696,151	1,830,549	22,302,590
Redemptions	(25,848,599)	(440,161,200)	(24,348,822)	(363,483,185)	(14,361,967)	(192,352,265)	(9,760,899)	(126,515,870)
Net increase (decrease)	(10,852,012)	(179,903,792)	(10,592,428)	(153,115,189)	(2,415,946)	(30,073,805)	1,944,250	22,140,970
Class 2 shares
Subscriptions	368,573	6,397,721	293,677	4,445,246	—	—	—	—
Distributions reinvested	—	—	—	—	11	153	33	400
Redemptions	(85,165)	(1,502,048)	(47,114)	(707,206)	(412)	(5,701)	—	—
Net increase (decrease)	283,408	4,895,673	246,563	3,738,040	(401)	(5,548)	33	400
Total net increase (decrease)	(10,568,604)	(175,008,119)	(10,345,865)	(149,377,149)	(2,416,347)	(30,079,353)	1,944,283	22,141,370

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Morgan Stanley Global Real Estate Fund				Variable Portfolio — NFJ Dividend Value Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	593,325	7,000,000	3,445,083	41,371,263	12,378,773	219,432,648	10,025,169	157,621,434
Distributions reinvested	4,018,009	44,198,098	4,089,389	46,700,822	—	—	—	—
Redemptions	(12,030,685)	(139,334,064)	(16,325,642)	(202,051,154)	(20,628,978)	(351,174,776)	(27,833,007)	(430,544,301)
Net increase (decrease)	(7,419,351)	(88,135,966)	(8,791,170)	(113,979,069)	(8,250,205)	(131,742,128)	(17,807,838)	(272,922,867)
Class 2 shares
Subscriptions	506,084	5,846,990	439,291	5,556,204	142,008	2,521,112	141,746	2,153,731
Distributions reinvested	216,302	2,370,673	95,446	1,087,128	—	—	—	—
Redemptions	(80,349)	(884,192)	(86,563)	(1,063,317)	(36,966)	(659,991)	(26,354)	(395,990)
Net increase (decrease)	642,037	7,333,471	448,174	5,580,015	105,042	1,861,121	115,392	1,757,741
Total net increase (decrease)	(6,777,314)	(80,802,495)	(8,342,996)	(108,399,054)	(8,145,163)	(129,881,007)	(17,692,446)	(271,165,126)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund				Variable Portfolio — Partners Small Cap Growth Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	7,529,489	134,288,045	6,659,295	102,823,267	7,208,097	126,212,205	5,600,998	91,697,185
Redemptions	(4,539,089)	(82,354,530)	(61,747,024)	(884,477,428)	(11,818,865)	(206,412,066)	(10,679,615)	(168,913,760)
Net increase (decrease)	2,990,400	51,933,515	(55,087,729)	(781,654,161)	(4,610,768)	(80,199,861)	(5,078,617)	(77,216,575)
Class 2 shares
Subscriptions	103,583	1,849,032	60,371	935,088	60,971	1,063,748	73,703	1,175,953
Redemptions	(28,461)	(519,696)	(14,682)	(214,844)	(31,671)	(545,317)	(13,547)	(209,235)
Net increase (decrease)	75,122	1,329,336	45,689	720,244	29,300	518,431	60,156	966,718
Total net increase (decrease)	3,065,522	53,262,851	(55,042,040)	(780,933,917)	(4,581,468)	(79,681,430)	(5,018,461)	(76,249,857)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Pyramis® International Equity Fund				Variable Portfolio — TCW Core Plus Bond Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	27,867,875	335,169,333	13,125,872	158,840,339	83,770,945	866,128,447	11,667,860	118,837,561
Distributions reinvested	11,675,196	142,159,092	5,143,985	57,786,608	1,159,852	11,923,280	3,226,349	32,263,491
Redemptions	(10,819,377)	(135,363,385)	(14,682,434)	(175,417,354)	(5,892,416)	(59,791,765)	(31,590,142)	(318,903,543)
Net increase (decrease)	28,723,694	341,965,040	3,587,423	41,209,593	79,038,381	818,259,962	(16,695,933)	(167,802,491)
Class 2 shares
Subscriptions	195,129	2,390,141	153,208	1,848,855	33,794	347,698	149,460	1,541,824
Distributions reinvested	34,555	419,317	7,045	78,888	1,157	11,875	7,717	77,019
Redemptions	(57,950)	(684,691)	(22,530)	(270,952)	(59,535)	(607,952)	(183,559)	(1,857,198)
Net increase (decrease)	171,734	2,124,767	137,723	1,656,791	(24,584)	(248,379)	(26,382)	(238,355)
Total net increase (decrease)	28,895,428	344,089,807	3,725,146	42,866,384	79,013,797	818,011,583	(16,722,315)	(168,040,846)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Statement of Changes in Net Assets (continued)

	Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	8,257,168	83,964,067	52,486,297	537,073,044
Distributions reinvested	1,033,497	10,479,665	3,958,604	39,981,903
Redemptions	(23,626,441)	(240,326,374)	(18,061,255)	(183,887,795)
Net increase (decrease)	(14,335,776)	(145,882,642)	38,383,646	393,167,152
Class 2 shares
Subscriptions	509,251	5,164,208	152,887	1,556,835
Distributions reinvested	545	5,516	3,106	31,280
Redemptions	(114,576)	(1,161,536)	(125,028)	(1,276,110)
Net increase (decrease)	395,220	4,008,188	30,965	312,005
Total net increase (decrease)	(13,940,556)	(141,874,454)	38,414,611	393,479,157

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — American Century Diversified Bond Fund

The following tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, each Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014		2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.60		$11.30		$11.08		$10.47	$10.15
Income from investment operations:
Net investment income	0.23		0.17		0.23		0.29	0.16
Net realized and unrealized gain (loss)	0.41		(0.45)		0.33		0.48	0.16
Total from investment operations	0.64		(0.28)		0.56		0.77	0.32
Less distributions to shareholders:
Net investment income	(0.18)		(0.22)		(0.26)		(0.11)	—
Net realized gains	(0.01)		(0.20)		(0.08)		(0.05)	—
Total distributions to shareholders	(0.19)		(0.42)		(0.34)		(0.16)	—
Net asset value, end of period	$11.05		$10.60		$11.30		$11.08	$10.47
Total return	6.06%		(2.45%)		5.08%		7.41%	3.15%
Ratios to average net assets(b)
Total gross expenses	0.57%		0.57%		0.58%		0.59%	0.62	%(c)
Total net expenses(d)	0.56%		0.57%		0.58%		0.57%	0.55	%(c)
Net investment income	2.10%		1.58%		2.07%		2.69%	2.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,199,340		$3,180,618		$2,890,784		$2,328,963	$1,997,905
Portfolio turnover	214	%(e)	186	%(e)	131	%(e)	85%	66%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 105%, 54% and 60% for the years ended December 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — American Century Diversified Bond Fund

	Year Ended December 31,
Class 2	2014		2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$10.56		$11.26		$11.05		$10.46	$10.15
Income from investment operations:
Net investment income	0.20		0.14		0.20		0.26	0.15
Net realized and unrealized gain (loss)	0.41		(0.45)		0.33		0.48	0.16
Total from investment operations	0.61		(0.31)		0.53		0.74	0.31
Less distributions to shareholders:
Net investment income	(0.15)		(0.19)		(0.24)		(0.10)	—
Net realized gains	(0.01)		(0.20)		(0.08)		(0.05)	—
Total distributions to shareholders	(0.16)		(0.39)		(0.32)		(0.15)	—
Net asset value, end of period	$11.01		$10.56		$11.26		$11.05	$10.46
Total return	5.81%		(2.71%)		4.84%		7.10%	3.05%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.82%		0.83%		0.84%	0.85	%(c)
Total net expenses(d)	0.81%		0.82%		0.83%		0.83%	0.80	%(c)
Net investment income	1.85%		1.33%		1.75%		2.45%	2.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6,372		$5,874		$6,670		$2,415	$817
Portfolio turnover	214	%(e)	186	%(e)	131	%(e)	85%	66%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 105%, 54% and 60% for the years ended December 31, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 1	2014	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$14.10	$12.06	$10.22		$12.31		$10.00
Income from investment operations:
Net investment income	0.15	0.16	0.17		0.14		0.04
Net realized and unrealized gain (loss)	(0.60)	2.45	2.01		(1.74)		2.32
Increase from payment by affiliate	—	—	0.00	(b)	0.00	(b)	0.01
Total from investment operations	(0.45)	2.61	2.18		(1.60)		2.37
Less distributions to shareholders:
Net investment income	(0.32)	(0.35)	(0.15)		(0.33)		(0.06)
Net realized gains	(0.92)	(0.22)	(0.19)		(0.16)		—
Total distributions to shareholders	(1.24)	(0.57)	(0.34)		(0.49)		(0.06)
Net asset value, end of period	$12.41	$14.10	$12.06		$10.22		$12.31
Total return	(3.86%)	22.32%	21.76	%(c)	(13.57	%)(c)	23.75	%(d)
Ratios to average net assets(e)
Total gross expenses	1.09%	1.12%	1.11%		1.13%		1.33	%(f)
Total net expenses(g)	1.00%	1.00%	1.00%		1.06%		1.15	%(f)
Net investment income	1.11%	1.23%	1.49%		1.21%		0.63	%(f)
Supplemental data
Net assets, end of period (in thousands)	$678,682	$699,692	$599,148		$517,956		$503,442
Portfolio turnover	32%	48%	41%		32%		20%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 2	2014	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$14.09	$12.06	$10.22		$12.31		$10.00
Income from investment operations:
Net investment income	0.12	0.12	0.13		0.11		0.00	(b)
Net realized and unrealized gain (loss)	(0.59)	2.45	2.03		(1.74)		2.35
Increase from payment by affiliate	—	—	0.00	(b)	0.00	(b)	0.01
Total from investment operations	(0.47)	2.57	2.16		(1.63)		2.36
Less distributions to shareholders:
Net investment income	(0.30)	(0.32)	(0.13)		(0.30)		(0.05)
Net realized gains	(0.92)	(0.22)	(0.19)		(0.16)		—
Total distributions to shareholders	(1.22)	(0.54)	(0.32)		(0.46)		(0.05)
Net asset value, end of period	$12.40	$14.09	$12.06		$10.22		$12.31
Total return	(4.05%)	22.02%	21.48	%(c)	(13.77	%)(c)	23.63	%(d)
Ratios to average net assets(e)
Total gross expenses	1.34%	1.37%	1.36%		1.39%		1.48	%(f)
Total net expenses(g)	1.25%	1.25%	1.25%		1.29%		1.40	%(f)
Net investment income	0.86%	0.96%	1.19%		0.95%		0.05	%(f)
Supplemental data
Net assets, end of period (in thousands)	$19,279	$14,444	$6,931		$3,625		$1,306
Portfolio turnover	32%	48%	41%		32%		20%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 1	2014	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$18.29	$13.53		$11.30		$11.87	$10.00
Income from investment operations:
Net investment income (loss)	(0.04)	(0.02)		0.09		(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.63	4.78		2.14		(0.53)	1.88
Increase from payment by affiliate	—	—		—		—	0.00	(b)
Total from investment operations	0.59	4.76		2.23		(0.57)	1.87
Net asset value, end of period	$18.88	$18.29		$13.53		$11.30	$11.87
Total return	3.23%	35.18%		19.74%		(4.80%)	18.70	%(c)
Ratios to average net assets(d)
Total gross expenses	1.03%	1.00	%(e)	1.01	%(e)	1.00%	1.06	%(f)
Total net expenses(g)	0.96%	0.96	%(e)	0.96	%(e)	0.97%	0.97	%(f)
Net investment income (loss)	(0.24%)	(0.13%)		0.70%		(0.35%)	(0.09	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$331,643	$631,394		$711,259		$666,865	$656,773
Portfolio turnover	10%	23%		29%		18%	17%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Columbia Wanger U.S. Equities Fund

	Year Ended December 31,
Class 2	2014	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$18.12	$13.45		$11.25		$11.85	$10.00
Income from investment operations:
Net investment income (loss)	(0.08)	(0.05)		0.09		(0.06)	0.00	(b)
Net realized and unrealized gain (loss)	0.63	4.72		2.11		(0.54)	1.85
Increase from payment by affiliate	—	—		—		—	0.00	(b)
Total from investment operations	0.55	4.67		2.20		(0.60)	1.85
Net asset value, end of period	$18.67	$18.12		$13.45		$11.25	$11.85
Total return	3.04%	34.72%		19.56%		(5.06%)	18.50	%(c)
Ratios to average net assets(d)
Total gross expenses	1.29%	1.25	%(e)	1.26	%(e)	1.25%	1.31	%(f)
Total net expenses(g)	1.21%	1.21	%(e)	1.21	%(e)	1.22%	1.22	%(f)
Net investment income (loss)	(0.47%)	(0.33%)		0.68%		(0.55%)	0.02	%(f)
Supplemental data
Net assets, end of period (in thousands)	$14,801	$11,839		$5,321		$2,710	$779
Portfolio turnover	10%	23%		29%		18%	17%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 1	2014	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.55	$9.87		$8.63		$11.25	$10.00
Income from investment operations:
Net investment income	0.28	0.24		0.22		0.23	0.07
Net realized and unrealized gain (loss)	(1.06)	1.70		1.22		(2.31)	1.27
Increase from payment by affiliate	—	—		—		—	0.00	(b)
Total from investment operations	(0.78)	1.94		1.44		(2.08)	1.34
Less distributions to shareholders:
Net investment income	(0.28)	(0.26)		(0.20)		(0.23)	(0.09)
Net realized gains	(0.46)	—		—		(0.30)	—
Tax return of capital	—	—		—		(0.01)	—
Total distributions to shareholders	(0.74)	(0.26)		(0.20)		(0.54)	(0.09)
Net asset value, end of period	$10.03	$11.55		$9.87		$8.63	$11.25
Total return	(7.46%)	20.04%		17.01%		(19.37%)	13.53	%(c)
Ratios to average net assets(d)
Total gross expenses	0.99%	1.00	%(e)	0.99	%(e)	1.00%	1.04	%(f)
Total net expenses(g)	0.89%	0.89	%(e)	0.92	%(e)	0.93%	0.92	%(f)
Net investment income	2.50%	2.27%		2.40%		2.29%	1.04	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,508,393	$1,291,683		$1,580,912		$1,293,915	$1,254,171
Portfolio turnover	13%	15%		16%		104%	29%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 2	2014	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.53	$9.85		$8.62		$11.24	$10.00
Income from investment operations:
Net investment income	0.25	0.19		0.20		0.19	0.02
Net realized and unrealized gain (loss)	(1.06)	1.72		1.21		(2.29)	1.30
Increase from payment by affiliate	—	—		—		—	0.00	(b)
Total from investment operations	(0.81)	1.91		1.41		(2.10)	1.32
Less distributions to shareholders:
Net investment income	(0.25)	(0.23)		(0.18)		(0.21)	(0.08)
Net realized gains	(0.46)	—		—		(0.30)	—
Tax return of capital	—	—		—		(0.01)	—
Total distributions to shareholders	(0.71)	(0.23)		(0.18)		(0.52)	(0.08)
Net asset value, end of period	$10.01	$11.53		$9.85		$8.62	$11.24
Total return	(7.71%)	19.80%		16.63%		(19.55%)	13.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.24%	1.25	%(e)	1.24	%(e)	1.25%	1.29	%(f)
Total net expenses(g)	1.14%	1.13	%(e)	1.17	%(e)	1.18%	1.17	%(f)
Net investment income	2.25%	1.80%		2.23%		1.89%	0.28	%(f)
Supplemental data
Net assets, end of period (in thousands)	$6,751	$5,321		$2,269		$1,702	$583
Portfolio turnover	13%	15%		16%		104%	29%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.97	$10.09	$9.93	$9.92	$9.62
Income from investment operations:
Net investment income	0.35	0.40	0.45	0.41	0.24
Net realized and unrealized gain (loss)	(0.27)	0.00 (b)	0.28	(0.19)	0.06
Total from investment operations	0.08	0.40	0.73	0.22	0.30
Less distributions to shareholders:
Net investment income	(0.44)	(0.44)	(0.49)	(0.19)	—
Net realized gains	(0.09)	(0.08)	(0.08)	(0.02)	—
Total distributions to shareholders	(0.53)	(0.52)	(0.57)	(0.21)	—
Net asset value, end of period	$9.52	$9.97	$10.09	$9.93	$9.92
Total return	0.81%	4.13%	7.59%	2.19%	3.12%
Ratios to average net assets(c)
Total gross expenses	0.79%	0.79%	0.79%	0.79%	0.83	%(d)
Total net expenses(e)	0.72%	0.72%	0.72%	0.68%	0.58	%(d)
Net investment income	3.58%	4.01%	4.46%	4.15%	3.89	%(d)
Supplemental data
Net assets, end of period (in thousands)	$521,302	$721,646	$776,324	$912,054	$788,430
Portfolio turnover	42%	95%	41%	46%	19%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.84	$9.96	$9.82	$9.83	$9.62
Income from investment operations:
Net investment income	0.32	0.37	0.42	0.38	0.25
Net realized and unrealized gain (loss)	(0.26)	0.01	0.27	(0.19)	(0.04)
Total from investment operations	0.06	0.38	0.69	0.19	0.21
Less distributions to shareholders:
Net investment income	(0.42)	(0.42)	(0.47)	(0.18)	—
Net realized gains	(0.09)	(0.08)	(0.08)	(0.02)	—
Total distributions to shareholders	(0.51)	(0.50)	(0.55)	(0.20)	—
Net asset value, end of period	$9.39	$9.84	$9.96	$9.82	$9.83
Total return	0.56%	3.92%	7.23%	1.91%	2.18%
Ratios to average net assets(b)
Total gross expenses	1.04%	1.04%	1.04%	1.04%	1.08	%(c)
Total net expenses(d)	0.97%	0.97%	0.97%	0.95%	0.83	%(c)
Net investment income	3.34%	3.73%	4.24%	3.93%	3.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$31,628	$28,919	$12,156	$8,138	$1,735
Portfolio turnover	42%	95%	41%	46%	19%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Holland Large Cap Growth Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.33	$13.20	$11.78	$12.06	$10.00
Income from investment operations:
Net investment income	0.05	0.05	0.10	0.08	0.04
Net realized and unrealized gain (loss)	1.22	4.08	1.32	(0.36)	2.02
Increase from payment by affiliate	—	—	—	—	0.00	(b)
Total from investment operations	1.27	4.13	1.42	(0.28)	2.06
Net asset value, end of period	$18.60	$17.33	$13.20	$11.78	$12.06
Total return	7.33%	31.29%	12.05%	(2.32%)	20.60	%(c)
Ratios to average net assets(d)
Total gross expenses	0.76%	0.76%	0.75%	0.76%	0.78	%(e)
Total net expenses(f)	0.76%	0.76%	0.74%	0.71%	0.70	%(e)
Net investment income	0.27%	0.33%	0.75%	0.64%	0.64	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,374,918	$1,604,396	$1,676,931	$1,682,839	$1,590,540
Portfolio turnover	18%	116%	81%	71%	44%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Holland Large Cap Growth Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.18	$13.12	$11.73	$12.04	$10.00
Income from investment operations:
Net investment income	0.00 (b)	0.01	0.07	0.06	0.04
Net realized and unrealized gain (loss)	1.21	4.05	1.32	(0.37)	2.00
Increase from payment by affiliate	—	—	—	—	0.00	(b)
Total from investment operations	1.21	4.06	1.39	(0.31)	2.04
Net asset value, end of period	$18.39	$17.18	$13.12	$11.73	$12.04
Total return	7.04%	30.95%	11.85%	(2.58%)	20.40	%(c)
Ratios to average net assets(d)
Total gross expenses	1.01%	1.01%	1.00%	1.01%	1.03	%(e)
Total net expenses(f)	1.01%	1.01%	0.99%	0.97%	0.95	%(e)
Net investment income	0.03%	0.08%	0.56%	0.49%	0.51	%(e)
Supplemental data
Net assets, end of period (in thousands)	$5,944	$4,955	$3,365	$1,917	$323
Portfolio turnover	18%	116%	81%	71%	44%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Invesco International Growth Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$13.63	$11.79	$10.54	$11.64		$10.00
Income from investment operations:
Net investment income	0.20	0.17	0.15	0.21		0.06
Net realized and unrealized gain (loss)	(0.11)	2.03	1.46	(0.98)		1.63
Increase from payment by affiliate	—	—	—	0.00	(b)	0.01
Total from investment operations	0.09	2.20	1.61	(0.77)		1.70
Less distributions to shareholders:
Net investment income	(0.24)	(0.21)	(0.14)	(0.21)		(0.06)
Net realized gains	(1.02)	(0.15)	(0.22)	(0.12)		—
Total distributions to shareholders	(1.26)	(0.36)	(0.36)	(0.33)		(0.06)
Net asset value, end of period	$12.46	$13.63	$11.79	$10.54		$11.64
Total return	0.19%	19.13%	15.74%	(6.92	%)(c)	17.11	%(d)
Ratios to average net assets(e)
Total gross expenses	0.98%	0.98%	0.98%	1.00%		1.02	%(f)
Total net expenses(g)	0.98%	0.98%	0.97%	0.95%		0.96	%(f)
Net investment income	1.53%	1.39%	1.34%	1.86%		0.87	%(f)
Supplemental data
Net assets, end of period (in thousands)	$2,116,606	$1,926,293	$1,982,101	$1,772,805		$1,645,212
Portfolio turnover	23%	30%	28%	24%		17%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Invesco International Growth Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$13.60	$11.76	$10.53	$11.63		$10.00
Income from investment operations:
Net investment income	0.16	0.12	0.11	0.13		0.02
Net realized and unrealized gain (loss)	(0.11)	2.05	1.47	(0.93)		1.65
Increase from payment by affiliate	—	—	—	0.00	(b)	0.01
Total from investment operations	0.05	2.17	1.58	(0.80)		1.68
Less distributions to shareholders:
Net investment income	(0.21)	(0.18)	(0.13)	(0.18)		(0.05)
Net realized gains	(1.02)	(0.15)	(0.22)	(0.12)		—
Total distributions to shareholders	(1.23)	(0.33)	(0.35)	(0.30)		(0.05)
Net asset value, end of period	$12.42	$13.60	$11.76	$10.53		$11.63
Total return	(0.08%)	18.89%	15.35%	(7.12	%)(c)	16.89	%(d)
Ratios to average net assets(e)
Total gross expenses	1.23%	1.24%	1.23%	1.25%		1.29	%(f)
Total net expenses(g)	1.23%	1.24%	1.22%	1.20%		1.21	%(f)
Net investment income	1.23%	0.95%	1.03%	1.22%		0.30	%(f)
Supplemental data
Net assets, end of period (in thousands)	$12,163	$6,813	$3,080	$1,889		$456
Portfolio turnover	23%	30%	28%	24%		17%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by less than 0.01%.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.61	$11.11	$10.91	$10.39	$10.00
Income from investment operations:
Net investment income	0.24	0.22	0.26	0.30	0.14
Net realized and unrealized gain (loss)	0.32	(0.47)	0.24	0.43	0.25
Total from investment operations	0.56	(0.25)	0.50	0.73	0.39
Less distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.27)	(0.13)	—
Net realized gains	(0.01)	(0.02)	(0.03)	(0.08)	—
Total distributions to shareholders	(0.23)	(0.25)	(0.30)	(0.21)	—
Net asset value, end of period	$10.94	$10.61	$11.11	$10.91	$10.39
Total return	5.35%	(2.23%)	4.63%	7.09%	3.90%
Ratios to average net assets(b)
Total gross expenses	0.57%	0.57%	0.58%	0.60%	0.62	%(c)
Total net expenses(d)	0.56%	0.57%	0.58%	0.58%	0.55	%(c)
Net investment income	2.23%	2.03%	2.33%	2.83%	2.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,940,311	$3,112,418	$2,817,256	$2,088,567	$1,791,928
Portfolio turnover	11%	16%	14%	21%	78%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.57	$11.07	$10.87	$10.37	$10.00
Income from investment operations:
Net investment income	0.21	0.19	0.23	0.27	0.15
Net realized and unrealized gain (loss)	0.33	(0.47)	0.25	0.43	0.22
Total from investment operations	0.54	(0.28)	0.48	0.70	0.37
Less distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.25)	(0.12)	—
Net realized gains	(0.01)	(0.02)	(0.03)	(0.08)	—
Total distributions to shareholders	(0.21)	(0.22)	(0.28)	(0.20)	—
Net asset value, end of period	$10.90	$10.57	$11.07	$10.87	$10.37
Total return	5.11%	(2.49%)	4.47%	6.76%	3.70%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.82%	0.83%	0.84%	0.87	%(c)
Total net expenses(d)	0.81%	0.82%	0.83%	0.83%	0.80	%(c)
Net investment income	1.98%	1.77%	2.07%	2.59%	2.26	%(c)
Supplemental data
Net assets, end of period (in thousands)	$5,070	$4,720	$5,837	$3,103	$1,173
Portfolio turnover	11%	16%	14%	21%	78%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 1	2014	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.28	$13.50		$11.59	$11.36	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)	(0.01)		0.06	0.03	0.05
Net realized and unrealized gain	1.64	3.79		1.85	0.20	1.31
Total from investment operations	1.62	3.78		1.91	0.23	1.36
Net asset value, end of period	$18.90	$17.28		$13.50	$11.59	$11.36
Total return	9.37%	28.00%		16.48%	2.02%	13.60%
Ratios to average net assets(b)
Total gross expenses	0.88%	0.87	%(c)	0.87%	0.88%	0.91	%(d)
Total net expenses(e)	0.86%	0.83	%(c)	0.82%	0.83%	0.82	%(d)
Net investment income (loss)	(0.13%)	(0.09%)		0.49%	0.25%	0.81	%(d)
Supplemental data
Net assets, end of period (in thousands)	$681,556	$965,195		$1,039,067	$916,179	$839,892
Portfolio turnover	42%	37%		47%	44%	25%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 2	2014	2013		2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.11	$13.40		$11.54	$11.33	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)		0.05	0.00 (b)	0.08
Net realized and unrealized gain	1.58	3.76		1.81	0.21	1.25
Total from investment operations	1.55	3.71		1.86	0.21	1.33
Net asset value, end of period	$18.66	$17.11		$13.40	$11.54	$11.33
Total return	9.06%	27.69%		16.12%	1.85%	13.30%
Ratios to average net assets(c)
Total gross expenses	1.13%	1.13	%(d)	1.12%	1.13%	1.16	%(e)
Total net expenses(f)	1.12%	1.08	%(d)	1.07%	1.08%	1.07	%(e)
Net investment income (loss)	(0.19%)	(0.33%)		0.36%	0.03%	1.20	%(e)
Supplemental data
Net assets, end of period (in thousands)	$7,891	$5,297		$2,333	$953	$348
Portfolio turnover	42%	37%		47%	44%	25%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Loomis Sayles Growth Fund

	Year Ended December 31,
Class 1	2014	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$16.66	$12.85	$11.26		$11.33	$10.00
Income from investment operations:
Net investment income	0.10	0.10	0.12		0.09	0.06
Net realized and unrealized gain (loss)	2.00	3.71	1.47		(0.16)	1.27
Total from investment operations	2.10	3.81	1.59		(0.07)	1.33
Net asset value, end of period	$18.76	$16.66	$12.85		$11.26	$11.33
Total return	12.61%	29.65%	14.12%		(0.62%)	13.30%
Ratios to average net assets(b)
Total gross expenses	0.77%	0.76%	0.75	%(c)	0.75%	0.78	%(d)
Total net expenses(e)	0.77%	0.76%	0.73	%(c)	0.70%	0.70	%(d)
Net investment income	0.58%	0.70%	0.94%		0.82%	1.00	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,285,907	$1,108,798	$1,682,857		$1,702,237	$1,781,141
Portfolio turnover	103%	73%	80%		96%	56%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Loomis Sayles Growth Fund

	Year Ended December 31,
Class 2	2014	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$16.51	$12.76	$11.21		$11.31	$10.00
Income from investment operations:
Net investment income	0.06	0.07	0.10		0.07	0.09
Net realized and unrealized gain (loss)	1.98	3.68	1.45		(0.17)	1.22
Total from investment operations	2.04	3.75	1.55		(0.10)	1.31
Net asset value, end of period	$18.55	$16.51	$12.76		$11.21	$11.31
Total return	12.36%	29.39%	13.83%		(0.88%)	13.10%
Ratios to average net assets(b)
Total gross expenses	1.02%	1.02%	1.00	%(c)	1.00%	1.03	%(d)
Total net expenses(e)	1.02%	1.02%	0.99	%(c)	0.95%	0.95	%(d)
Net investment income	0.33%	0.46%	0.79%		0.58%	1.24	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,499	$3,085	$1,452		$498	$197
Portfolio turnover	103%	73%	80%		96%	56%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — MFS Value Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.99	$12.51	$10.76	$10.76	$10.00
Income from investment operations:
Net investment income	0.31	0.25	0.24	0.21	0.10
Net realized and unrealized gain (loss)	1.45	4.23	1.51	(0.21)	0.66
Total from investment operations	1.76	4.48	1.75	—	0.76
Net asset value, end of period	$18.75	$16.99	$12.51	$10.76	$10.76
Total return	10.36%	35.81%	16.26%	0.00%	7.60%
Ratios to average net assets(b)
Total gross expenses	0.73%	0.74%	0.75%	0.76%	0.78	%(c)
Total net expenses(d)	0.73%	0.74%	0.74%	0.69%	0.64	%(c)
Net investment income	1.75%	1.71%	2.05%	1.95%	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,364,990	$2,327,134	$1,846,204	$1,739,492	$1,534,188
Portfolio turnover	13%	18%	15%	15%	13%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — MFS Value Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.84	$12.43	$10.72	$10.75	$10.00
Income from investment operations:
Net investment income	0.26	0.22	0.22	0.19	0.11
Net realized and unrealized gain (loss)	1.44	4.19	1.49	(0.22)	0.64
Total from investment operations	1.70	4.41	1.71	(0.03)	0.75
Net asset value, end of period	$18.54	$16.84	$12.43	$10.72	$10.75
Total return	10.09%	35.48%	15.95%	(0.28%)	7.50%
Ratios to average net assets(b)
Total gross expenses	0.98%	0.99%	1.00%	1.01%	1.04	%(c)
Total net expenses(d)	0.98%	0.99%	0.99%	0.95%	0.89	%(c)
Net investment income	1.48%	1.45%	1.85%	1.80%	1.67	%(c)
Supplemental data
Net assets, end of period (in thousands)	$13,953	$7,900	$2,766	$1,480	$365
Portfolio turnover	13%	18%	15%	15%	13%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Mondrian International Small Cap Fund

	Year Ended December 31,
Class 1	2014	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.61	$12.45	$10.79		$12.46	$10.00
Income from investment operations:
Net investment income	0.24	0.26	0.29		0.30	0.12
Net realized and unrealized gain (loss)	(0.96)	1.61	2.27		(1.33)	2.44
Total from investment operations	(0.72)	1.87	2.56		(1.03)	2.56
Less distributions to shareholders:
Net investment income	(0.19)	(0.41)	(0.27)		(0.37)	(0.10)
Net realized gains	(0.53)	(0.30)	(0.63)		(0.27)	—
Total distributions to shareholders	(0.72)	(0.71)	(0.90)		(0.64)	(0.10)
Net asset value, end of period	$12.17	$13.61	$12.45		$10.79	$12.46
Total return	(5.74%)	15.80%	25.15%		(8.75%)	25.71%
Ratios to average net assets(b)
Total gross expenses	1.10%	1.10%	1.11	%(c)	1.11%	1.20	%(d)
Total net expenses(e)	1.00%	1.00%	1.04	%(c)	1.11%	1.20	%(d)
Net investment income	1.81%	2.04%	2.45%		2.49%	1.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$353,970	$428,859	$368,165		$318,383	$301,889
Portfolio turnover	24%	18%	17%		21%	15%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Mondrian International Small Cap Fund

	Year Ended December 31,
Class 2	2014	2013	2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$13.59	$12.45	$10.79		$12.44	$10.00
Income from investment operations:
Net investment income	0.18	0.23	0.26		0.27	0.11
Net realized and unrealized gain (loss)	(0.94)	1.60	2.27		(1.31)	2.41
Total from investment operations	(0.76)	1.83	2.53		(1.04)	2.52
Less distributions to shareholders:
Net investment income	(0.15)	(0.39)	(0.24)		(0.34)	(0.08)
Net realized gains	(0.53)	(0.30)	(0.63)		(0.27)	—
Total distributions to shareholders	(0.68)	(0.69)	(0.87)		(0.61)	(0.08)
Net asset value, end of period	$12.15	$13.59	$12.45		$10.79	$12.44
Total return	(5.98%)	15.42%	24.85%		(8.83%)	25.29%
Ratios to average net assets(b)
Total gross expenses	1.35%	1.35%	1.37	%(c)	1.36%	1.43	%(d)
Total net expenses(e)	1.25%	1.25%	1.29	%(c)	1.36%	1.43	%(d)
Net investment income	1.31%	1.80%	2.19%		2.24%	1.53	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2	$8	$7		$6	$6
Portfolio turnover	24%	18%	17%		21%	15%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 1	2014	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.71	$12.89		$10.08		$11.74	$10.00
Income from investment operations:
Net investment income	0.33	0.24		0.29		0.23	0.17
Net realized and unrealized gain (loss)	1.28	0.14		2.76		(1.26)	1.56
Increase from payment by affiliate	—	—		—		—	0.01
Total from investment operations	1.61	0.38		3.05		(1.03)	1.74
Less distributions to shareholders:
Net investment income	(0.27)	(1.03)		(0.04)		(0.48)	—
Net realized gains	(1.79)	(0.53)		(0.20)		(0.15)	—
Total distributions to shareholders	(2.06)	(1.56)		(0.24)		(0.63)	—
Net asset value, end of period	$11.26	$11.71		$12.89		$10.08	$11.74
Total return	14.14%	3.28%		30.62%		(9.51%)	17.40	%(b)
Ratios to average net assets(c)
Total gross expenses	1.05%	1.04	%(d)	1.03	%(d)	1.01%	1.11	%(e)
Total net expenses(f)	0.90%	0.89	%(d)	0.89	%(d)	0.88%	0.86	%(e)
Net investment income	2.81%	1.87%		2.46%		2.09%	2.48	%(e)
Supplemental data
Net assets, end of period (in thousands)	$214,639	$310,093		$454,820		$401,238	$369,366
Portfolio turnover	25%	25%		31%		18%	14%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 2	2014	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.66	$12.84		$10.05		$11.71	$10.00
Income from investment operations:
Net investment income	0.30	0.22		0.26		0.21	0.16
Net realized and unrealized gain (loss)	1.27	0.13		2.74		(1.25)	1.54
Increase from payment by affiliate	—	—		—		—	0.01
Total from investment operations	1.57	0.35		3.00		(1.04)	1.71
Less distributions to shareholders:
Net investment income	(0.24)	(1.00)		(0.01)		(0.47)	—
Net realized gains	(1.79)	(0.53)		(0.20)		(0.15)	—
Total distributions to shareholders	(2.03)	(1.53)		(0.21)		(0.62)	—
Net asset value, end of period	$11.20	$11.66		$12.84		$10.05	$11.71
Total return	13.81%	3.05%		30.21%		(9.62%)	17.10	%(b)
Ratios to average net assets(c)
Total gross expenses	1.30%	1.29	%(d)	1.29	%(d)	1.27%	1.35	%(e)
Total net expenses(f)	1.15%	1.14	%(d)	1.14	%(d)	1.13%	1.11	%(e)
Net investment income	2.60%	1.77%		2.22%		1.95%	2.16	%(e)
Supplemental data
Net assets, end of period (in thousands)	$17,893	$11,138		$6,516		$2,929	$880
Portfolio turnover	25%	25%		31%		18%	14%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — NFJ Dividend Value Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.03	$13.29	$11.66	$11.26	$10.00
Income from investment operations:
Net investment income	0.38	0.39	0.38	0.36	0.25
Net realized and unrealized gain	1.28	3.35	1.25	0.04	1.01
Total from investment operations	1.66	3.74	1.63	0.40	1.26
Net asset value, end of period	$18.69	$17.03	$13.29	$11.66	$11.26
Total return	9.75%	28.14%	13.98%	3.55%	12.60%
Ratios to average net assets(b)
Total gross expenses	0.74%	0.75%	0.75%	0.76%	0.78	%(c)
Total net expenses(d)	0.74%	0.75%	0.75%	0.72%	0.64	%(c)
Net investment income	2.10%	2.58%	2.98%	3.15%	3.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,105,199	$2,058,095	$1,843,656	$1,754,511	$1,544,544
Portfolio turnover	32%	29%	42%	32%	24%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — NFJ Dividend Value Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$16.87	$13.21	$11.61	$11.24	$10.00
Income from investment operations:
Net investment income	0.33	0.35	0.35	0.34	0.25
Net realized and unrealized gain	1.28	3.31	1.25	0.03	0.99
Total from investment operations	1.61	3.66	1.60	0.37	1.24
Net asset value, end of period	$18.48	$16.87	$13.21	$11.61	$11.24
Total return	9.54%	27.71%	13.78%	3.29%	12.40%
Ratios to average net assets(b)
Total gross expenses	0.99%	1.00%	1.00%	1.01%	1.03	%(c)
Total net expenses(d)	0.99%	1.00%	1.00%	0.99%	0.89	%(c)
Net investment income	1.85%	2.29%	2.75%	3.00%	3.69	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,505	$6,908	$3,883	$1,589	$183
Portfolio turnover	32%	29%	42%	32%	24%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 1	2014		2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.70		$12.96	$11.41	$11.42	$10.00
Income from investment operations:
Net investment income	(0.00	)(b)	0.01	0.04	0.01	0.01
Net realized and unrealized gain (loss)	1.84		4.73	1.51	(0.02)	1.41
Total from investment operations	1.84		4.74	1.55	(0.01)	1.42
Net asset value, end of period	$19.54		$17.70	$12.96	$11.41	$11.42
Total return	10.40%		36.57%	13.58%	(0.09%)	14.20%
Ratios to average net assets(c)
Total gross expenses	0.76%		0.76%	0.75%	0.75%	0.80	%(d)
Total net expenses(e)	0.76%		0.76%	0.75%	0.73%	0.70	%(d)
Net investment income (loss)	(0.02%)		0.07%	0.31%	0.09%	0.18	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,522,909		$1,326,310	$1,685,695	$1,673,806	$1,192,955
Portfolio turnover	71%		69%	63%	47%	109%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$17.53	$12.87	$11.36	$11.40	$10.00
Income from investment operations:
Net investment income (loss)	(0.05)	(0.03)	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.83	4.69	1.49	(0.03)	1.41
Total from investment operations	1.78	4.66	1.51	(0.04)	1.40
Net asset value, end of period	$19.31	$17.53	$12.87	$11.36	$11.40
Total return	10.15%	36.21%	13.29%	(0.35%)	14.00%
Ratios to average net assets(b)
Total gross expenses	1.01%	1.01%	1.00%	1.01%	1.04	%(c)
Total net expenses(d)	1.01%	1.01%	1.00%	0.99%	0.95	%(c)
Net investment income (loss)	(0.27%)	(0.19%)	0.16%	(0.06%)	(0.12	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$4,383	$2,663	$1,367	$596	$42
Portfolio turnover	71%	69%	63%	47%	109%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$18.30	$13.05	$11.74	$11.77		$10.00
Income from investment operations:
Net investment income (loss)	(0.08)	(0.03)	0.04	(0.03)		(0.02)
Net realized and unrealized gain (loss)	0.03	5.28	1.27	(0.00	)(b)(c)	1.79
Total from investment operations	(0.05)	5.25	1.31	(0.03)		1.77
Net asset value, end of period	$18.25	$18.30	$13.05	$11.74		$11.77
Total return	(0.27%)	40.23%	11.16%	(0.25%)		17.70%
Ratios to average net assets(d)
Total gross expenses	1.02%	1.03%	1.03%	1.03%		1.08	%(e)
Total net expenses(f)	0.96%	0.96%	0.99%	1.03%		1.07	%(e)
Net investment income (loss)	(0.46%)	(0.19%)	0.33%	(0.29%)		(0.24	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$536,791	$622,614	$510,214	$505,966		$483,631
Portfolio turnover	43%	53%	70%	67%		43%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$18.13	$12.96	$11.68	$11.75		$10.00
Income from investment operations:
Net investment income (loss)	(0.12)	(0.08)	0.03	(0.05)		(0.03)
Net realized and unrealized gain (loss)	0.03	5.25	1.25	(0.02	)(b)	1.78
Total from investment operations	(0.09)	5.17	1.28	(0.07)		1.75
Net asset value, end of period	$18.04	$18.13	$12.96	$11.68		$11.75
Total return	(0.50%)	39.89%	10.96%	(0.60%)		17.50%
Ratios to average net assets(c)
Total gross expenses	1.27%	1.28%	1.28%	1.28%		1.34	%(d)
Total net expenses(e)	1.21%	1.21%	1.24%	1.28%		1.32	%(d)
Net investment income (loss)	(0.70%)	(0.48%)	0.21%	(0.47%)		(0.40	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,355	$2,841	$1,252	$631		$131
Portfolio turnover	43%	53%	70%	67%		43%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.99	$11.24	$9.65	$11.57	$10.00
Income from investment operations:
Net investment income	0.23	0.20	0.23	0.24	0.05
Net realized and unrealized gain (loss)	(0.99)	2.12	1.73	(1.62)	1.56
Total from investment operations	(0.76)	2.32	1.96	(1.38)	1.61
Less distributions to shareholders:
Net investment income	(0.22)	(0.27)	(0.21)	(0.26)	(0.04)
Net realized gains	(1.02)	(0.30)	(0.16)	(0.28)	—
Total distributions to shareholders	(1.24)	(0.57)	(0.37)	(0.54)	(0.04)
Net asset value, end of period	$10.99	$12.99	$11.24	$9.65	$11.57
Total return	(6.73%)	21.51%	20.92%	(12.59%)	16.14%
Ratios to average net assets(b)
Total gross expenses	0.99%	1.00%	1.01%	1.01%	1.06	%(c)
Total net expenses(d)	0.99%	1.00%	0.98%	0.95%	0.96	%(c)
Net investment income	1.86%	1.64%	2.19%	2.19%	0.81	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,523,162	$1,427,986	$1,195,137	$1,091,985	$1,019,309
Portfolio turnover	55%	78%	66%	63%	43%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$12.95	$11.21	$9.63	$11.56	$10.00
Income from investment operations:
Net investment income	0.19	0.14	0.19	0.19	0.02
Net realized and unrealized gain (loss)	(0.99)	2.15	1.74	(1.60)	1.57
Total from investment operations	(0.80)	2.29	1.93	(1.41)	1.59
Less distributions to shareholders:
Net investment income	(0.19)	(0.25)	(0.19)	(0.24)	(0.03)
Net realized gains	(1.02)	(0.30)	(0.16)	(0.28)	—
Total distributions to shareholders	(1.21)	(0.55)	(0.35)	(0.52)	(0.03)
Net asset value, end of period	$10.94	$12.95	$11.21	$9.63	$11.56
Total return	(7.02%)	21.27%	20.59%	(12.87%)	15.92%
Ratios to average net assets(b)
Total gross expenses	1.24%	1.25%	1.26%	1.26%	1.30	%(c)
Total net expenses(d)	1.24%	1.25%	1.24%	1.20%	1.21	%(c)
Net investment income	1.60%	1.16%	1.88%	1.85%	0.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,652	$3,282	$1,297	$596	$87
Portfolio turnover	55%	78%	66%	63%	43%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — TCW Core Plus Bond Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.02	$10.48	$10.62	$10.37	$10.00
Income from investment operations:
Net investment income	0.16	0.09	0.07	0.21	0.08
Net realized and unrealized gain (loss)	0.36	(0.32)	0.17	0.35	0.29
Total from investment operations	0.52	(0.23)	0.24	0.56	0.37
Less distributions to shareholders:
Net investment income	(0.07)	(0.08)	(0.20)	(0.08)	—
Net realized gains	—	(0.15)	(0.18)	(0.23)	—
Total distributions to shareholders	(0.07)	(0.23)	(0.38)	(0.31)	—
Net asset value, end of period	$10.47	$10.02	$10.48	$10.62	$10.37
Total return	5.15%	(2.19%)	2.32%	5.53%	3.70%
Ratios to average net assets(b)
Total gross expenses	0.60%	0.61%	0.62%	0.63%	0.68	%(c)
Total net expenses(d)	0.58%	0.61%	0.60%	0.56%	0.55	%(c)
Net investment income	1.57%	0.85%	0.69%	2.04%	1.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,130,226	$1,247,945	$1,479,732	$1,241,618	$1,087,790
Portfolio turnover	448%	1,233%	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — TCW Core Plus Bond Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.99	$10.44	$10.59	$10.36	$10.00
Income from investment operations:
Net investment income	0.14	0.06	0.04	0.19	0.08
Net realized and unrealized gain (loss)	0.34	(0.31)	0.17	0.34	0.28
Total from investment operations	0.48	(0.25)	0.21	0.53	0.36
Less distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.18)	(0.07)	—
Net realized gains	—	(0.15)	(0.18)	(0.23)	—
Total distributions to shareholders	(0.04)	(0.20)	(0.36)	(0.30)	—
Net asset value, end of period	$10.43	$9.99	$10.44	$10.59	$10.36
Total return	4.81%	(2.36%)	2.05%	5.20%	3.60%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.86%	0.87%	0.88%	0.95	%(c)
Total net expenses(d)	0.83%	0.86%	0.85%	0.81%	0.80	%(c)
Net investment income	1.33%	0.60%	0.40%	1.79%	1.25	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,147	$3,260	$3,684	$1,509	$478
Portfolio turnover	448%	1,233%	1,142%	1,618%	1,403%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.14	$10.33	$10.32	$10.19	$10.02
Income from investment operations:
Net investment income	0.05	0.05	0.11	0.14	0.11
Net realized and unrealized gain (loss)	0.04	(0.06)	0.10	0.10	0.06
Total from investment operations	0.09	(0.01)	0.21	0.24	0.17
Less distributions to shareholders:
Net investment income	(0.05)	(0.10)	(0.12)	(0.08)	—
Net realized gains	—	(0.08)	(0.08)	(0.03)	—
Total distributions to shareholders	(0.05)	(0.18)	(0.20)	(0.11)	—
Net asset value, end of period	$10.18	$10.14	$10.33	$10.32	$10.19
Total return	0.86%	(0.14%)	2.01%	2.41%	1.70%
Ratios to average net assets(b)
Total gross expenses	0.59%	0.59%	0.60%	0.60%	0.62	%(c)
Total net expenses(d)	0.59%	0.59%	0.59%	0.57%	0.55	%(c)
Net investment income	0.54%	0.47%	1.03%	1.34%	1.70	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,321,423	$2,455,893	$2,106,703	$1,779,392	$1,574,515
Portfolio turnover	445%	282%	356%	529%	360%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Financial Highlights (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.09	$10.29	$10.29	$10.17	$10.02
Income from investment operations:
Net investment income	0.03	0.02	0.08	0.11	0.10
Net realized and unrealized gain (loss)	0.04	(0.07)	0.10	0.11	0.05
Total from investment operations	0.07	(0.05)	0.18	0.22	0.15
Less distributions to shareholders:
Net investment income	(0.02)	(0.07)	(0.10)	(0.07)	—
Net realized gains	—	(0.08)	(0.08)	(0.03)	—
Total distributions to shareholders	(0.02)	(0.15)	(0.18)	(0.10)	—
Net asset value, end of period	$10.14	$10.09	$10.29	$10.29	$10.17
Total return	0.71%	(0.49%)	1.76%	2.18%	1.50%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.84%	0.85%	0.85%	0.86	%(c)
Total net expenses(d)	0.84%	0.84%	0.84%	0.82%	0.80	%(c)
Net investment income	0.31%	0.23%	0.76%	1.10%	1.57	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6,479	$2,460	$2,189	$1,005	$469
Portfolio turnover	445%	282%	356%	529%	360%

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio — American Century Diversified Bond Fund; Variable Portfolio — Columbia Wanger International Equities Fund; Variable Portfolio — Columbia Wanger U.S. Equities Fund; Variable Portfolio — DFA International Value Fund; Variable Portfolio — Eaton Vance Floating-Rate Income Fund; Variable Portfolio — Holland Large Cap Growth Fund; Variable Portfolio — Invesco International Growth Fund; Variable Portfolio — J.P. Morgan Core Bond Fund; Variable Portfolio — Jennison Mid Cap Growth Fund; Variable Portfolio — Loomis Sayles Growth Fund; Variable Portfolio — MFS Value Fund; Variable Portfolio — Mondrian International Small Cap Fund; Variable Portfolio — Morgan Stanley Global Real Estate Fund; Variable Portfolio — NFJ Dividend Value Fund; Variable Portfolio — Nuveen Winslow Large Cap Growth Fund; Variable Portfolio — Partners Small Cap Growth Fund; Variable Portfolio — Pyramis® International Equity Fund; Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Reference to shares and shareholders within these financial statements refer to partners' interests and partners for Funds treated as a partnership for U.S. federal income tax purposes.

Each Fund currently operates as a diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master

Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund's securities	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — Mondrian International Small Cap Fund
To shift foreign currency exposure back to U.S. dollars	Variable Portfolio — American Century Diversified Bond Fund
To shift investment exposure from one currency to another	Variable Portfolio — American Century Diversified Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	Variable Portfolio — American Century Diversified Bond Fund
To generate interest rate differential yield.	Variable Portfolio — American Century Diversified Bond Fund

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchanged traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To produce incremental earnings	Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — TCW Core Plus Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — TCW Core Plus Bond Fund
To manage exposure to movements in interest rates	Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Pyramis® International Equity Fund and Variable Portfolio — TCW Core Plus Bond Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Variable Portfolio — Pyramis® International Equity Fund
To go long and short duration exposures	Variable Portfolio — Pyramis® International Equity Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

Variable Portfolio — American Century Diversified Bond Fund

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	26,432,570	—	26,432,570	10,129,933	—	—	16,302,637
			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	13,640,440	—	13,640,440	10,129,933	—	—	3,510,507

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Variable Portfolio — Mondrian International Small Cap Fund

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	63,120	—	63,120	—	—	—	63,120

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Variable Portfolio — American Century Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	26,432,570
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	13,640,440

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	37,975,856	—	37,975,856
Interest rate risk	—	(18,258,118)	(18,258,118)
Total	37,975,856	(18,258,118)	19,717,738
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	16,713,140	—	16,713,140
Interest rate risk	—	(3,798,783)	(3,798,783)
Total	16,713,140	(3,798,783)	12,914,357
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	214,971,583
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	13,051,900	(6,187,573)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Variable Portfolio — Mondrian International Small Cap Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	63,120

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	585,758
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(612,041)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average unrealized Depreciation ($)*
Forward foreign currency exchange contracts	257,262	(369,271)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Variable Portfolio — Pyramis® International Equity Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	937,593	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	24,492
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(3,728,793)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	70,752,494

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Variable Portfolio — TCW Core Plus Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,238,765	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	1,932,720
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	2,238,765

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	24,331,703

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Investments in Senior Loans

Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds benefit because they receive negotiated amounts in the form of reductions of the purchase price of the commitment plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds identify cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Funds treat "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Stripped Securities

Certain Funds may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Funds classify gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

The Funds may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — Holland Large Cap Growth Fund,

Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Variable Portfolio — Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each Fund's net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund intend to qualify each year as separate "regulated investment companies" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — Mondrian International Small Cap Fund and Variable Portfolio — Pyramis® International Equity Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds' subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund's average daily net assets for the year ended December 31, 2014, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Variable Portfolio — American Century Diversified Bond Fund	0.48	0.375	0.44
Variable Portfolio — Columbia Wanger International Equities Fund	0.95	0.72	0.90
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.90	0.80	0.87
Variable Portfolio — DFA International Value Fund	0.85	0.70	0.84
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.63	0.53	0.63
Variable Portfolio — Holland Large Cap Growth Fund	0.65	0.50	0.63
Variable Portfolio — Invesco International Growth Fund	0.85	0.70	0.82
Variable Portfolio — J.P. Morgan Core Bond Fund	0.48	0.375	0.44
Variable Portfolio — Jennison Mid Cap Growth Fund	0.75	0.65	0.75
Variable Portfolio — Loomis Sayles Growth Fund	0.65	0.50	0.64
Variable Portfolio — MFS Value Fund	0.65	0.50	0.61
Variable Portfolio — Mondrian International Small Cap Fund	0.95	0.85	0.93
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.85	0.75	0.85
Variable Portfolio — NFJ Dividend Value Fund	0.65	0.50	0.62
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.65	0.50	0.64
Variable Portfolio — Partners Small Cap Growth Fund	0.90	0.80	0.86
Variable Portfolio — Pyramis® International Equity Fund	0.85	0.70	0.83
Variable Portfolio — TCW Core Plus Bond Fund	0.48	0.375	0.47
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.48	0.375	0.46

For Variable Portfolio — TCW Core Plus Bond Fund, effective April 1, 2014 through April 30, 2015, the Investment Manager

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

contractually agreed to waive 0.05% of its management fee (from 0.48% to 0.43%) on the first $1 billion of assets of the Fund, unless sooner terminated in the sole discretion of the Fund's Board. The effective investment management fee rate, net of any waivers, for Variable Portfolio — TCW Core Plus Bond Fund for the year ended December 31, 2014 was 0.45% of the Fund's average daily net assets.

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund's assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio — American Century Diversified Bond Fund	American Century Investment Management, Inc.
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management, LLC*
Variable Portfolio — Columbia Wanger U.S. Equities Fund	Columbia Wanger Asset Management, LLC*
Variable Portfolio — DFA International Value Fund	Dimensional Fund Advisors, L.P.
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Eaton Vance Management
Variable Portfolio — Holland Large Cap Growth Fund	Holland Capital Management LLC
Variable Portfolio — Invesco International Growth Fund	Invesco Advisers, Inc.
Variable Portfolio — J.P. Morgan Core Bond Fund	J.P. Morgan Investment Management Inc.
Variable Portfolio — Jennison Mid Cap Growth Fund	Jennison Associates LLC
Variable Portfolio — Loomis Sayles Growth Fund	Loomis, Sayles & Company, L.P.**
Variable Portfolio — MFS Value Fund	Massachusetts Financial Services Company
Variable Portfolio — Mondrian International Small Cap Fund	Mondrian Investment Partners Limited
Variable Portfolio — Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management, Inc.
Variable Portfolio — NFJ Dividend Value Fund	NFJ Investment Group LLC
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management, LLC
Variable Portfolio — Partners Small Cap Growth Fund	Palisade Capital Management, L.L.C. The London Company*** Wells Capital Management Incorporated
Variable Portfolio — Pyramis® International Equity Fund	Pyramis Global Advisors, LLC
Variable Portfolio — TCW Core Plus Bond Fund	TCW Investment Management Company****
Fund	Subadviser
Variable Portfolio — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

* A wholly-owned subsidiary of the Investment Manager.

** Subadvisory agreement became effective on March 21, 2014; prior to March 21, 2014, American Century Investment Management, Inc. was the subadvisor to the Fund.

*** London Company of Virginia, doing business as The London Company.

**** Subadvisory agreement became effective on March 21, 2014; prior to March 21, 2014, Pacific Investment Management Company LLC was the subadvisor to the Fund.

For Variable Portfolio — Partners Small Cap Growth Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager's determination, subject to the oversight of the Board, of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines as each Fund's net assets increase. The fee rate range and effective administration fee rate for each Fund as a percentage of each Fund's average daily net assets for the year ended December 31, 2014, was as follows:

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Variable Portfolio — American Century Diversified Bond Fund	0.07	0.04	0.06
Variable Portfolio — Columbia Wanger International Equities Fund	0.08	0.05	0.08
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.08	0.05	0.08
Variable Portfolio — DFA International Value Fund	0.08	0.05	0.08
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.07	0.04	0.07
Variable Portfolio — Holland Large Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio — Invesco International Growth Fund	0.08	0.05	0.07
Variable Portfolio — J.P. Morgan Core Bond Fund	0.07	0.04	0.06
Variable Portfolio — Jennison Mid Cap Growth Fund	0.06	0.03	0.06

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Variable Portfolio — Loomis Sayles Growth Fund	0.06	0.03	0.06
Variable Portfolio — MFS Value Fund	0.06	0.03	0.05
Variable Portfolio — Mondrian International Small Cap Fund	0.08	0.05	0.08
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.08	0.05	0.08
Variable Portfolio — NFJ Dividend Value Fund	0.06	0.03	0.05
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio — Partners Small Cap Growth Fund	0.08	0.05	0.08
Variable Portfolio — Pyramis® International Equity Fund	0.08	0.05	0.08
Variable Portfolio — TCW Core Plus Bond Fund	0.07	0.04	0.06
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.07	0.04	0.06

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to a company providing limited administrative services to the Funds and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Variable Portfolio — American Century Diversified Bond Fund	5,988
Variable Portfolio — Columbia Wanger International Equities Fund	2,300
Variable Portfolio — Columbia Wanger U.S. Equities Fund	1,966
Variable Portfolio — DFA International Value Fund	3,337
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	2,312
Variable Portfolio — Holland Large Cap Growth Fund	3,413
Variable Portfolio — Invesco International Growth Fund	4,227
Variable Portfolio — J.P. Morgan Core Bond Fund	5,909
Variable Portfolio — Jennison Mid Cap Growth Fund	2,509
Variable Portfolio — Loomis Sayles Growth Fund	2,970
Variable Portfolio — MFS Value Fund	4,689
Variable Portfolio — Mondrian International Small Cap Fund	1,816
Fund	Amount ($)
Variable Portfolio — Morgan Stanley Global Real Estate Fund	1,631
Variable Portfolio — NFJ Dividend Value Fund	4,301
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	3,326
Variable Portfolio — Partners Small Cap Growth Fund	2,088
Variable Portfolio — Pyramis® International Equity Fund	3,437
Variable Portfolio — TCW Core Plus Bond Fund	3,626
Variable Portfolio — Wells Fargo Short Duration Government Fund	4,844

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of each Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

The Funds have a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Each Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014				Voluntary Expense Cap Effective May 1, 2014		Contractual Expense Cap Prior to May 1, 2014
	Class 1 (%)		Class 2 (%)		Class 1 (%)	Class 2 (%)	Class 1 (%)	Class 2 (%)
Variable Portfolio — American Century Diversified Bond Fund	0.56	*	0.81	*	0.56	0.81	0.72	0.97
Variable Portfolio — Columbia Wanger International Equities Fund	1.11		1.36		0.99	1.24	1.00	1.25
Variable Portfolio — Columbia Wanger U.S. Equities Fund	0.96	*	1.21	*	0.96	1.21	0.96	1.21
Variable Portfolio — DFA International Value Fund	1.02		1.27		0.88	1.13	0.87	1.12
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.75		1.00		0.72	0.97	0.72	0.97
Variable Portfolio — Holland Large Cap Growth Fund	0.79	*	1.04	*	0.79	1.04	0.79	1.04
Variable Portfolio — Invesco International Growth Fund	1.00		1.25		0.99	1.24	1.00	1.25
Variable Portfolio — J.P. Morgan Core Bond Fund	0.56	*	0.81	*	0.56	0.81	0.72	0.97
Variable Portfolio — Jennison Mid Cap Growth Fund	0.88	*	1.13	*	0.88	1.13	0.83	1.08
Variable Portfolio — Loomis Sayles Growth Fund	0.79	*	1.04	*	0.79	1.04	0.79	1.04
Variable Portfolio — MFS Value Fund	0.77	*	1.02	*	0.77	1.02	0.77	1.02
Variable Portfolio — Mondrian International Small Cap Fund	1.11		1.36		0.99	1.24	1.00	1.25
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.98		1.23		0.89	1.14	0.89	1.14
Variable Portfolio — NFJ Dividend Value Fund	0.77	*	1.02	*	0.77	1.02	0.77	1.02
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.79	*	1.04	*	0.79	1.04	0.79	1.04
Variable Portfolio — Partners Small Cap Growth Fund	0.96	*	1.21	*	0.96	1.21	0.96	1.21
Variable Portfolio — Pyramis® International Equity Fund	0.99		1.24		1.00	1.25	1.00	1.25
Variable Portfolio — TCW Core Plus Bond Fund	0.59		0.84		0.62	0.87	0.65	0.90
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.60		0.85		0.59	0.84	0.60	0.85

*Expense cap rate is voluntary from May 1, 2014 and did not change.

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, distribution reclassifications, foreign currency transactions, passive foreign investment company (PFIC) holdings, derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (Excess of Distributions Over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Variable Portfolio — American Century Diversified Bond Fund	31,508,778	(31,508,778)	—
Variable Portfolio — Columbia Wanger International Equities Fund	4,066,600	(4,066,586)	(14)
Variable Portfolio — DFA International Value Fund	800,249	(800,249)	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	(74,828)	74,828	—
Variable Portfolio — Invesco International Growth Fund	2,182,362	(2,182,360)	(2)
Variable Portfolio — J.P. Morgan Core Bond Fund	144,216	(144,216)	—
Variable Portfolio — Mondrian International Small Cap Fund	3,343,157	(3,343,157)	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund	5,342,777	(5,342,780)	3
Variable Portfolio — Pyramis® International Equity Fund	195,303	(195,301)	(2)
Variable Portfolio — TCW Core Plus Bond Fund	1,915,571	(1,915,571)	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	—	—	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2014				Year Ended December 31, 2013
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)
Variable Portfolio — American Century Diversified Bond Fund	48,727,253	2,515,666	—	51,242,919	78,047,760	35,083,218	—	113,130,978
Variable Portfolio — Columbia Wanger International Equities Fund	20,934,168	42,843,958	—	63,778,126	18,587,254	10,006,741	—	28,593,995
Variable Portfolio — DFA International Value Fund	35,052,961	56,841,042	—	91,894,003	30,006,955	—	—	30,006,955
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	34,024,955	4,707,742	—	38,732,697	36,772,322	5,117,054	—	41,889,376
Variable Portfolio — Invesco International Growth Fund	35,938,036	142,702,787	—	178,640,823	32,135,367	21,642,186	—	53,777,553
Variable Portfolio — J.P. Morgan Core Bond Fund	60,893,754	2,817,593	—	63,711,347	62,631,180	4,570,604	—	67,201,784
Variable Portfolio — Mondrian International Small Cap Fund	6,285,705	15,410,599	—	21,696,304	12,972,239	9,330,751	—	22,302,990

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

	Year Ended December 31, 2014				Year Ended December 31, 2013
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)
Variable Portfolio — Morgan Stanley Global Real Estate Fund	8,406,982	38,161,789	—	46,568,771	33,572,623	14,215,327	—	47,787,950
Variable Portfolio — Pyramis® International Equity Fund	51,931,086	90,647,323	—	142,578,409	28,226,174	29,639,322	—	57,865,496
Variable Portfolio — TCW Core Plus Bond Fund	11,935,155	—	—	11,935,155	31,882,363	458,147	—	32,340,510
Variable Portfolio — Wells Fargo Short Duration Government Fund	10,485,181	—	—	10,485,181	37,362,131	2,651,052	—	40,013,183

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Variable Portfolio — American Century Diversified Bond Fund	118,158,593	—	—	37,125,031
Variable Portfolio — Columbia Wanger International Equities Fund	2,897,120	35,913,864	—	76,418,305
Variable Portfolio — DFA International Value Fund	3,425,952	36,593,232	—	32,143,161
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	25,403,297	—	(3,812,565)	(16,924,777)
Variable Portfolio — Invesco International Growth Fund	4,050,426	121,337,666	—	302,330,978
Variable Portfolio — J.P. Morgan Core Bond Fund	67,096,749	8,681,607	—	68,447,659
Variable Portfolio — Mondrian International Small Cap Fund	3,175,122	15,665,677	—	51,554,080
Variable Portfolio — Morgan Stanley Global Real Estate Fund	14,075,874	29,037,135	—	35,399,095
Variable Portfolio — Pyramis® International Equity Fund	10,244,728	63,474,784	—	48,534,540
Variable Portfolio — TCW Core Plus Bond Fund	26,976,650	—	—	7,360,117
Variable Portfolio — Wells Fargo Short Duration Government Fund	12,186,737	—	(1,173,601)	(439,793)

At December 31, 2014, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Variable Portfolio — American Century Diversified Bond Fund	3,650,295,187	72,540,860	(35,415,829)	37,125,031
Variable Portfolio — Columbia Wanger International Equities Fund	619,153,281	124,426,183	(48,007,878)	76,418,305
Variable Portfolio — DFA International Value Fund	1,479,520,009	174,993,902	(142,850,741)	32,143,161
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	564,664,396	523,022	(17,447,799)	(16,924,777)
Variable Portfolio — Invesco International Growth Fund	1,814,512,571	361,865,766	(59,534,788)	302,330,978
Variable Portfolio — J.P. Morgan Core Bond Fund	2,869,819,797	82,756,121	(14,308,462)	68,447,659
Variable Portfolio — Mondrian International Small Cap Fund	301,587,449	68,117,678	(16,563,598)	51,554,080
Variable Portfolio — Morgan Stanley Global Real Estate Fund	197,284,754	39,023,931	(3,624,836)	35,399,095
Variable Portfolio — Pyramis® International Equity Fund	1,473,737,812	116,423,766	(67,889,226)	48,534,540
Variable Portfolio — TCW Core Plus Bond Fund	2,353,236,441	17,915,206	(10,555,089)	7,360,117
Variable Portfolio — Wells Fargo Short Duration Government Fund	2,368,369,584	4,631,570	(5,071,363)	(439,793)

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	No Expiration Short-term ($)	No Expiration Long-term ($)	Total ($)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	99,116	3,713,449	3,812,565
Variable Portfolio — Wells Fargo Short Duration Government Fund	1,173,601	—	1,173,601

For the year ended December 31, 2014, the amount of capital loss carryforward utilized, expired unused and permanently lost were as follows:

Fund	Utilized ($)	Expired ($)	Lost ($)
Variable Portfolio — TCW Core Plus Bond Fund	23,003,298	—	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	6,803,567	—	—

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of securities, including U.S. government securities and any applicable mortgage dollar rolls, but excluding short-term obligations and certain derivatives, if any, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds from Sales ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Variable Portfolio — American Century Diversified Bond Fund	7,320,001,967	7,346,042,536	5,948,199,026	6,549,216,228
Variable Portfolio — Columbia Wanger International Equities Fund	220,805,518	222,457,016	—	—
Variable Portfolio — Columbia Wanger U.S. Equities Fund	46,935,994	348,568,815	—	—
Variable Portfolio — DFA International Value Fund	559,006,710	184,695,072	—	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	293,183,951	461,375,262	—	—
Variable Portfolio — Holland Large Cap Growth Fund	249,666,221	551,190,272	—	—
Variable Portfolio — Invesco International Growth Fund	591,826,310	420,668,848	—	—
Variable Portfolio — J.P. Morgan Core Bond Fund	322,081,025	594,196,104	73,382,165	302,048,217
Variable Portfolio — Jennison Mid Cap Growth Fund	342,542,012	694,682,412	—	—
Variable Portfolio — Loomis Sayles Growth Fund	1,234,538,863	1,196,442,195	—	—
Variable Portfolio — MFS Value Fund	293,168,320	435,990,021	—	—
Variable Portfolio — Mondrian International Small Cap Fund	96,644,481	139,327,933	—	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund	69,996,538	189,042,504	—	—
Variable Portfolio — NFJ Dividend Value Fund	623,762,423	723,817,400	—	—
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	1,051,697,741	992,387,879	—	—
Variable Portfolio — Partners Small Cap Growth Fund	246,797,016	324,108,945	—	—
Variable Portfolio — Pyramis® International Equity Fund	967,536,509	761,741,368	—	—
Variable Portfolio — TCW Core Plus Bond Fund	7,972,167,391	7,337,293,961	6,949,381,617	7,036,510,359
Variable Portfolio — Wells Fargo Short Duration Government Fund	10,387,966,616	10,483,702,087	9,706,661,620	9,585,037,626

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Brokerage commissions paid to brokers affiliated with the Investment Manager of Variable Portfolio — Morgan Stanley Global Real Estate Fund were $3,083 for the year ended December 31, 2014.

Note 6. Commission Recapture

Variable Portfolio — Pyramis® International Equity Fund participated in the Pyramis Global Advisors' commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2014, the Fund received cash rebates of $636,140 from the Program which are included in net realized gain or loss on investments in the Statements of Operations.

Note 7. Affiliated Money Market Fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2014, affiliated shareholder accounts, including affiliated fund-of funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds.

Note 9. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

No Fund had borrowings during the year ended December 31, 2014.

Note 10. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — Invesco International Growth Fund and Variable Portfolio — Nuveen Winslow Large Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — DFA International Value Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund and Variable Portfolio — Pyramis® International Equity Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Floating Rate Loan Risk

Variable Portfolio — Eaton Vance Floating-Rate Income Fund invests in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the these loans include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall; however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on Fund performance and net asset value per share. The floating rate loans in which the Fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. Rating agencies assign credit ratings to certain loans to indicate their credit risk. Lower quality or unrated loans held by the Fund may present increased credit risk as compared to higher-rated loans.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose Variable Portfolio — Eaton Vance Floating-Rate Income Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Industrial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund and Variable Portfolio — Mondrian International Small Cap Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Variable Portfolio — Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Mortgage-Backed Securities Risk

The values of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Variable Portfolio — American Century Diversified Bond Fund, Variable

Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Real Estate Sector Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Variable Portfolio — Morgan Stanley Global Real Estate Fund may be more susceptible to the particular risks of real estate related investments including risks of investing in REITs.

Small- and Mid-Cap Company Risk

Investments in small- and medium capitalization companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies, which may make securities of small- and mid-cap companies less liquid and more volatile than the securities of larger companies.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2014

Variable Portfolio Funds

Notes to Financial Statements (continued)

December 31, 2014

Variable Portfolio — Mondrian International Small Cap Fund

The Board of Trustees of the Fund listed above (the Fund) approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated. Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about May 1, 2015 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidation distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may also redeem their investment in the Fund at any time prior to the Liquidation Date. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Variable Portfolio Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the shareholders of Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund (formerly Variable Portfolio — American Century Growth Fund), Variable Portfolio — MFS Value Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — TCW Core Plus Bond Fund (formerly Variable Portfolio — PIMCO Mortgage-Backed Securities Fund) and Variable Portfolio — Wells Fargo Short Duration Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — Columbia Wanger U.S. Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund (formerly Variable Portfolio — American Century Growth Fund), Variable Portfolio — MFS Value Fund, Variable Portfolio — Mondrian International Small Cap Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — TCW Core Plus Bond Fund (formerly Variable Portfolio — PIMCO Mortgage-Backed Securities Fund) and Variable Portfolio — Wells Fargo Short Duration Government Fund (the "Funds", constituting part of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion. The financial highlights for the Funds for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

As discussed in Note 11 to the financial statements, the Board of Trustees of the Funds has approved a plan to liquidate and terminate the Variable Portfolio — Mondrian International Small Cap Fund. The financial statements do not include any adjustments that might result from the outcome of this planned liquidation.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 23, 2015

Annual Report 2014

Variable Portfolio Funds

Federal Income Tax Information

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2014.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Taxes Paid Per Share ($)	Foreign Source Income ($)	Foreign Source Income Per Share ($)
Variable Portfolio — American Century Diversified Bond Fund	—	—	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund	—	37,814,460	1,607,292	0.03	17,116,444	0.30
Variable Portfolio — DFA International Value Fund	—	38,738,124	3,680,474	0.02	52,240,525	0.35
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	—	—	—	—	—
Variable Portfolio — Invesco International Growth Fund	—	127,719,419	4,579,014	0.03	56,134,874	0.33
Variable Portfolio — J.P. Morgan Core Bond Fund	—	9,219,646	—	—	—	—
Variable Portfolio — Mondrian International Small Cap Fund	—	16,564,599	843,706	0.03	12,660,542	0.44
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.15	30,546,738	312,436	0.02	7,232,005	0.35
Variable Portfolio — Pyramis® International Equity Fund	—	66,858,658	3,494,826	0.03	46,431,084	0.33
Variable Portfolio — TCW Core Plus Bond Fund	—	—	—	—	—	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	—	—	—	—	—	—

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014

Variable Portfolio Funds

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None

Annual Report 2014

Variable Portfolio Funds

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2014

Variable Portfolio Funds

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2014

Variable Portfolio Funds

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds In the Fund Family Overseen By Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year Of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			191	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014

Variable Portfolio Funds

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014

Variable Portfolio Funds

Board Consideration and Approval of the New Subadvisory Agreement with Winslow Capital Management, LLC

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Variable Portfolio — Nuveen Winslow Large Cap Growth Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement between Columbia Management and Winslow Capital Management, LLC (Winslow Capital), Winslow Capital performs portfolio management and related services for the Fund (the Previous Subadvisory Agreement). Winslow Capital is 100% owned by Nuveen WCM Holdings, LLC, a subsidiary of Nuveen Investments, Inc. (Nuveen Investments). On October 1, 2014, TIAA-CREF, a national financial services organization, acquired Nuveen Investments (the Transaction).

At the September 15-16, 2014 Board meeting (the "September Meeting"), the Board considered a new subadvisory agreement between Columbia Management and Winslow Capital, with respect to Winslow Capital's management of the Fund in light of the Transaction (the New Subadvisory Agreement). It was observed that the Previous Subadvisory Agreement with Winslow Capital terminates upon the effectiveness of the Transaction and, as a result, the New Subadvisory Agreement is intended to replace the Previous Subadvisory Agreement so that the change in control does not cause a disruption of services provided to the Fund upon the termination of the Previous Subadvisory Agreement. It was also observed that the New Subadvisory Agreement is identical (except with respect to its effective date) to the Previous Subadvisory Agreement. The Trustees noted the Contracts Committee's recommendation that the Board approve the New Subadvisory Agreement. Independent legal counsel to the Independent Trustees reviewed the SEC-enumerated factors that should be considered by a board in determining whether to approve a new investment management services or subadvisory agreement and stated that the Board should use these factors in consideration of the approval of the New Subadvisory Agreement.

Nature, Extent and Quality of Services to be Provided by Winslow Capital

The Board considered its analysis of various reports and presentations received by it and its Committees, at the September Meeting and as part of the 15(c) review process at the April 2014 Meeting (the April Meeting), detailing the services performed by Winslow Capital, as subadviser for the Fund, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board also recalled its analysis of the capabilities and financial condition of Winslow Capital at the April Meeting, and noted Columbia Management's representation that Winslow Capital has the capability and wherewithal to carry out its responsibilities under the New Subadvisory Agreement.

The Board observed that it had previously approved Winslow Capital's code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board reviewed the impending change in control at Winslow Capital noting Columbia Management's comfort with the future financial strength of Winslow Capital based on its review of TIAA-CREF's financial statements and management's belief that the change in control will indirectly strengthen Winslow Capital's financial condition (as TIAA-CREF's credit ratings are materially better than those of Nuveen). The Board also noted Columbia Management's representation that no material changes were expected to Winslow Capital's personnel, investment philosophy, investment process or compliance policies and procedures post-Transaction. The Board also discussed the acceptability of the terms of the New Subadvisory Agreement, including that, other than the date of effectiveness, the New Subadvisory Agreement is identical to the Previous Subadvisory Agreement, which was reviewed and approved by the Board earlier in April 2014. The Board recalled its considerations regarding Winslow Capital in April 2014, including its conclusion that Winslow Capital was in a position to provide a high quality and level of services to the Fund. The Board noted its view that, based on the information it has received, the Transaction should not affect that conclusion.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as Columbia Management's recommendation that the Board approve entering into the New Subadvisory Agreement with Winslow Capital, which is unaffiliated with Columbia Management, the Board concluded that Winslow Capital was in a position to continue to provide services of a reasonably high quality to the Fund post consummation of the Transaction.

Annual Report 2014

Variable Portfolio Funds

Board Consideration and Approval of the New Subadvisory Agreement with Winslow Capital Management, LLC (continued)

Investment Performance of Winslow Capital

For purposes of evaluating the nature, extent and quality of services provided under the New Subadvisory Agreement, the Board reviewed the investment performance of the Fund. In this regard, the Board considered its April review of the Fund's performance, during which the Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and Profitability

The Board recalled their review, at the April Meeting, of comparative fees and the costs of services to be provided under the New Subadvisory Agreement. The Board reviewed the proposed level of subadvisory fees under the New Subadvisory Agreement, noting that the proposed subadvisory fees payable to Winslow Capital would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board observed that fees paid under the New Subadvisory Agreement are identical to those paid under the Previous Subadvisory Agreement, which were reviewed and approved in April 2014. The Board concluded that the Fund's subadvisory fees continue to be fair and reasonable in light of the extent and quality of services that the Fund receives.

Economies of Scale

The Board recognized that, because Winslow Capital's fees would be paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board's consideration of the Fund's IMS Agreement, which was separately considered and renewed at the April Meeting.

Based on all of the foregoing, including all of the information received and presented (including the information reviewed and considered at the April Meeting), the Board, including all of the Independent Trustees, concluded that the proposed fees to be paid under the New Subadvisory Agreement were fair and reasonable in light of the extent and quality of services to be provided. In reaching this conclusion, no single factor was determinative.

On September 16, 2014, the Board, including all of the Independent Trustees, unanimously approved the New Subadvisory Agreement.

Annual Report 2014

Variable Portfolio Funds

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6546 G (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Limited Duration Credit Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Limited Duration Credit Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Limited Duration Credit Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Limited Duration Credit Fund (the Fund) Class 2 shares returned 0.31% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 2.08% during the same period.

>  Duration positioning and security selection hampered Fund results, while yield curve positioning and sector allocation contributed positively to relative results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	05/07/10	0.66	2.87
Class 2	05/07/10	0.31	2.59
Barclays U.S. 1-5 Year Corporate Index		2.08	3.42

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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Columbia Variable Portfolio — Limited Duration Credit Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Limited Duration Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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Columbia Variable Portfolio — Limited Duration Credit Fund

Manager Discussion of Fund Performance

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Corporate Bonds & Notes	97.3
Foreign Government Obligations	1.3
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2014)
A rating	8.9
BBB rating	82.6
Non-investment grade	8.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

At December 31, 2014, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 0.31%. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 2.08% for the same period. Duration positioning and security selection hampered Fund results, while yield curve positioning and sector allocation contributed positively to relative results.

Credit Market Was a Tale of Two Halves in 2014

During the first half of 2014, investment-grade corporate bonds performed well as risk markets rallied. Investors sought high quality assets with yield above traditional "safe haven" investments. The investment-grade corporate bond sector was supported by falling U.S. Treasury yields and tighter credit spreads. Lower quality bonds outpaced higher quality, but the six quarter-long streak of financial sector outperformance finally came to an end as utilities led the benchmark, primarily owing to their higher interest rate sensitivity.

Global issues weighed on risk assets during the second half of the annual period, with the unsuccessful independence vote in Scotland, Hong Kong democracy protests, the spreading Ebola virus, and the terror that is ISIS all adding to the wall of worry. Closer to home, the realization that the normalization of U.S. monetary policy from unprecedented accommodation would most likely begin in earnest in mid-2015 awakened volatility in those asset classes that had most benefited from the easy policy tailwinds. Such pressures were exacerbated during the fourth quarter of 2014 when the dramatic fall in crude oil prices accelerated, driving heightened concerns about such a decline on the economy. By late September, a risk-off tone had emerged, and credit spreads widened even as U.S. Treasury yields continued to fall. Against a flattening U.S. Treasury yield curve, higher quality outperformed lower quality during the second half of 2014, with utilities continuing to better both industrials and financials.

Duration Positioning and Security Selection Hampered Results

The Fund generally maintained a duration position that was one year shorter than that of the benchmark, which detracted from results as interest rates declined. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Security selection also detracted from relative results, mostly driven by the performance of energy-related industrial issuers. Energy and energy-related issuers were under tremendous pressure given the decline in oil prices. With oil prices dropping more than 50% from their 2014 peak in June through the end of the year, investment-grade corporate energy spreads spiked nearly 100 basis points and overall market spreads also widened. (A basis point is 1/100th of a percentage point.) As recently as May 2014, energy traded roughly in line with

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Columbia Variable Portfolio — Limited Duration Credit Fund

Manager Discussion of Fund Performance (continued)

the industrials sector, with spreads generally compressed across all sectors and agency rating categories. However, the impact of plummeting oil prices was clearly a stress point in the global markets. By the end of December 2014, energy spreads were approaching the peak that we saw during the Gulf of Mexico Deepwater Horizon oil rig spill in early 2010.

Yield Curve Positioning and Sector Allocation Decisions Boosted Performance

On the positive side, the Fund's yield curve positioning contributed positively to relative results, as the Fund's duration short positions were concentrated in the front end of the curve and short-term yields actually rose during the annual period.

Sector allocation decisions overall also added value, primarily due to an overweight in the utilities sector. As mentioned earlier, utilities outpaced both industrials and financials within the benchmark for the annual period as a whole.

Derivative Positions

The Fund used Treasury futures contracts during the annual period to manage duration. The impact of these contracts negatively impacted Fund performance during the period.

Shifting Market Conditions Drove Changes

We began adding modestly to the Fund's high yield exposure during the third calendar quarter, as spreads widened to create what we considered to be attractive selection opportunities. Unfortunately, spreads continued to widen during the fourth quarter in response to the collapse in oil prices. Given our long-term perspective, however, we remain confident that the Fund will be rewarded by these positions as the markets settle and prices again reflect underlying fundamentals.

We also added some cyclicality late in the year — mostly in energy companies that we felt had been indiscriminately punished by the decline in oil prices. This exposure was concentrated in companies that we believe we understand well from a fundamentals perspective. At the end of the annual period, we did not see any imminent credit stress in these companies and found the impact to valuations as much worse than fundamentals justified.

Looking Ahead

At the end of the annual period, we maintained a preference for credit risk over duration risk. We believe the investment-grade corporate bond sector remains attractive relative to sovereign bonds and other high quality fixed-income sectors. The oil market developments obviously took the financial markets by surprise. However, we continue to communicate regularly with the energy companies represented in the Fund. We expect these companies' management teams to take prudent actions to adjust their business models for the new environment, cut costs where possible and shepherd cash resources and liquidity — in essence, to demonstrate their willingness and ability to maintain investment-grade operating and credit metrics through a business/commodity cycle. As one might imagine, the energy-related volatility has shaken investors' and market makers' confidence in the health of the broader credit markets. But we believe the almost indiscriminate spread widening of sectors away from

Annual Report 2014
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Columbia Variable Portfolio — Limited Duration Credit Fund

Manager Discussion of Fund Performance (continued)

energy (even sectors that benefit from lower energy input costs) has created opportunities. We and our research analyst colleagues maintain our singular focus on assembling our best collective risk-adjusted ideas for the Fund's portfolio.

Perhaps counterintuitively, we currently think that higher interest rates could be a positive catalyst for investment-grade corporate bonds, as new buyers could be drawn to the market. Our impression is that bond investors are disillusioned by the precipitous decline in rates in 2014 and hesitant to take exposure at low absolute yields. Should rates move higher in any sort of sustained fashion, we could see demand increase and spreads compress. In our view, the Fund should benefit in this environment given its short duration and overweight to credit.

Given this backdrop, we do not currently intend to make any significant changes in the Fund's positioning. We intend to maintain the Fund's shorter U.S. Treasury duration and longer spread, or credit, duration, given our current expectation that interest rates are likely to rise on the back of a stronger U.S. economy. Also, despite the recent volatility, our thesis has not changed for any of the companies the Fund owns. The potential for low commodity prices is considered when analyzing, rating and recommending an energy company. We focus on key variables, such as a company's cost structure, balance sheet health, flexibility in managing capital spending, hedges, asset-coverage and management quality. We have already seen some companies reduce their capital expenditure budgets in an effort to live within cash flow, and we expect others to follow suit.

The Fund's energy exposure did contribute to its underperformance during the annual period. However, we remain confident in the Fund's positioning and find the valuation impacts significantly worse than fundamentals justify. The reaction appeared to be a market panic and not a reasoned response to then-current events. We will continue to seek to ensure our credit theses remain intact. Despite the continued drop in oil prices and the uncertainty around the extent and duration of this decline, we remain confident that the companies the Fund owns can manage through a protracted oil price decline and can take measures to protect their balance sheets and credit quality ratings. Consistent with our approach, we will remain focused on fundamentals.

Annual Report 2014
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Columbia Variable Portfolio — Limited Duration Credit Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	987.30	1,022.48	2.70	2.75	0.54
Class 2	1,000.00	1,000.00	985.30	1,021.22	3.95	4.02	0.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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Columbia Variable Portfolio — Limited Duration Credit Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 96.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.9%
Huntington Ingalls Industries, Inc.(a) 12/15/21	5.000%	2,095,000	2,131,663
L-3 Communications Corp. 05/28/17	1.500%	6,830,000	6,762,813
02/15/21	4.950%	24,915,000	27,079,864
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%	33,660,000	35,040,834
Total			71,015,174
Cable and Satellite 2.4%
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/17	2.400%	21,699,000	22,108,439
DISH DBS Corp. 07/15/17	4.625%	4,449,000	4,599,154
NBCUniversal Media LLC 04/01/21	4.375%	24,019,000	26,416,024
Time Warner Cable, Inc. 02/01/20	5.000%	5,062,000	5,578,661
Total			58,702,278
Chemicals 2.3%
Dow Chemical Co. (The) Senior Unsecured 11/15/21	4.125%	15,955,000	16,858,164
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	18,963,000	20,684,158
PQ Corp. Secured(a) 05/01/18	8.750%	18,445,000	19,090,575
Total			56,632,897
Construction Machinery 1.1%
CNH Industrial Capital LLC 11/01/15	3.875%	3,654,000	3,672,270
02/01/17	3.250%	12,945,000	12,750,825
CNH Industrial Capital LLC(a) Senior Unsecured 07/15/19	3.375%	10,817,000	10,330,235
Total			26,753,330
Electric 18.7%
Appalachian Power Co. Senior Unsecured 05/24/15	3.400%	12,055,000	12,184,687

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arizona Public Service Co. Senior Unsecured 08/01/16	6.250%	3,650,000	3,953,008
CMS Energy Corp. Senior Unsecured 03/15/22	5.050%	3,700,000	4,148,111
DTE Energy Co. Senior Unsecured 06/01/16	6.350%	16,047,000	17,222,379
Dominion Resources, Inc. Senior Unsecured 03/15/21	4.450%	46,040,000	49,882,821
09/15/22	2.750%	15,158,000	14,701,987
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%	37,395,000	39,039,520
08/15/22	3.050%	10,371,000	10,420,708
Indiana Michigan Power Co. Senior Unsecured 12/01/15	5.650%	4,543,000	4,692,828
Ohio Power Co. Senior Unsecured 06/01/16	6.000%	5,795,000	6,185,345
Oncor Electric Delivery Co. LLC Senior Secured 09/30/17	5.000%	35,535,000	38,602,452
Oncor Electric Delivery Co., LLC Senior Secured 06/01/19	2.150%	15,651,000	15,581,635
PG&E Corp. Senior Unsecured 03/01/19	2.400%	14,921,000	14,943,590
PPL Capital Funding, Inc. 06/01/18	1.900%	21,723,000	21,686,093
12/01/22	3.500%	3,839,000	3,888,243
06/01/23	3.400%	8,489,000	8,504,942
PSEG Power LLC 11/15/18	2.450%	10,293,000	10,309,397
09/15/21	4.150%	17,530,000	18,467,154
Progress Energy, Inc. Senior Unsecured 01/15/16	5.625%	5,520,000	5,783,685
04/01/22	3.150%	21,097,000	21,371,113
Public Service Electric & Gas Co. 1st Mortgage 06/01/19	1.800%	23,530,000	23,311,548
08/15/19	2.000%	8,000,000	7,978,512
Southern California Edison Co. 1st Refunding Mortgage 06/01/21	3.875%	10,195,000	11,073,658

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Limited Duration Credit Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransAlta Corp. Senior Unsecured 01/15/15	4.750%	13,270,000	13,290,627
06/03/17	1.900%	58,860,000	58,610,728
Xcel Energy, Inc. Senior Unsecured 05/09/16	0.750%	8,915,000	8,899,069
05/15/20	4.700%	15,955,000	17,704,274
Total			462,438,114
Food and Beverage 7.4%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%	5,222,000	5,069,001
ConAgra Foods, Inc. Senior Unsecured 01/25/23	3.200%	21,203,000	20,768,678
Diageo Capital PLC 07/15/20	4.828%	6,478,000	7,218,001
Grupo Bimbo SAB de CV(a) 06/30/20	4.875%	8,044,000	8,634,928
01/25/22	4.500%	10,296,000	10,850,501
Molson Coors Brewing Co. 05/01/22	3.500%	12,385,000	12,509,234
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	56,598,000	59,071,899
Tyson Foods, Inc. 08/15/19	2.650%	6,895,000	6,957,814
Wm. Wrigley Jr., Co.(a) Senior Unsecured 10/21/18	2.400%	37,764,000	38,029,896
10/21/19	2.900%	14,852,000	15,044,081
Total			184,154,033
Health Care 0.9%
CareFusion Corp. Senior Unsecured 05/15/17	1.450%	3,345,000	3,321,327
Express Scripts Holding Co. 05/15/16	3.125%	6,195,000	6,368,107
McKesson Corp. Senior Unsecured 12/04/15	0.950%	1,665,000	1,668,931
03/15/19	2.284%	10,015,000	9,994,089
Total			21,352,454
Independent Energy 10.7%
Antero Resources Finance Corp. 11/01/21	5.375%	26,012,000	25,166,610

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Natural Resources Ltd. Senior Unsecured 05/15/17	5.700%	1,731,000	1,876,482
11/15/21	3.450%	9,075,000	8,952,542
Canadian Oil Sands Ltd.(a) 04/01/22	4.500%	41,135,000	38,298,495
Chesapeake Energy Corp. 12/15/18	7.250%	5,500,000	6,022,500
Cimarex Energy Co. 05/01/22	5.875%	16,570,000	17,232,800
06/01/24	4.375%	2,552,000	2,437,160
Concho Resources, Inc. 04/01/23	5.500%	13,329,000	13,391,646
Continental Resources, Inc. 09/15/22	5.000%	55,244,000	53,448,570
Marathon Oil Corp. Senior Unsecured 11/01/15	0.900%	21,680,000	21,616,738
Oasis Petroleum, Inc. 02/01/19	7.250%	8,968,000	8,564,440
Pioneer Natural Resources Co. Senior Unsecured 07/15/16	5.875%	7,645,000	8,119,602
Range Resources Corp. 06/01/21	5.750%	6,342,000	6,548,115
Whiting Petroleum Corp. 03/15/21	5.750%	15,570,000	14,441,175
Woodside Finance Ltd.(a) 05/10/21	4.600%	36,381,000	38,758,389
Total			264,875,264
Life Insurance 6.4%
Five Corners Funding Trust Senior Unsecured(a) 11/15/23	4.419%	68,871,000	72,986,194
Hartford Financial Services Group, Inc. (The) Senior Unsecured 10/15/17	4.000%	22,234,000	23,639,789
MetLife, Inc. Senior Unsecured 09/15/23	4.368%	21,303,000	23,228,536
Prudential Covered Trust Secured(a) 09/30/15	2.997%	12,463,500	12,638,562
TIAA Asset Management Finance Co. LLC Senior Unsecured(a) 11/01/19	2.950%	24,731,000	24,778,854
Total			157,271,935

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Limited Duration Credit Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 4.9%
Scripps Networks Interactive, Inc. Senior Unsecured 12/15/16	2.700%	7,877,000	8,090,506
11/15/19	2.750%	16,100,000	16,167,378
Sky PLC(a) 11/26/22	3.125%	39,277,000	38,470,643
TCM Sub LLC(a) 01/15/15	3.550%	21,295,000	21,319,847
Thomson Reuters Corp. Senior Unsecured 02/23/17	1.300%	18,990,000	18,890,435
09/30/21	3.950%	8,226,000	8,668,732
Time Warner, Inc. 03/29/21	4.750%	9,477,000	10,342,980
Total			121,950,521
Metals 3.3%
Barrick Gold Corp. Senior Unsecured 05/01/23	4.100%	18,940,000	18,432,370
CONSOL Energy, Inc. 04/01/20	8.250%	24,110,000	25,014,125
Teck Resources Ltd. 02/01/23	3.750%	21,895,000	19,624,292
Vale Overseas Ltd. 01/11/22	4.375%	20,155,000	19,318,769
Total			82,389,556
Midstream 15.1%
CenterPoint Energy Resources Corp. Senior Unsecured 11/01/17	6.125%	24,415,000	27,334,180
Colorado Interstate Gas Co. LLC 11/15/15	6.800%	26,593,000	27,816,491
Gulfstream Natural Gas System LLC Senior Unsecured(a) 11/01/15	5.560%	6,460,000	6,673,103
Kinder Morgan Energy Partners LP 03/01/21	3.500%	8,755,000	8,613,440
09/01/22	3.950%	48,649,000	48,238,451
02/15/23	3.450%	16,799,000	16,080,994
MarkWest Energy Partners LP/Finance Corp. 11/01/20	6.750%	1,144,000	1,189,760
NiSource Finance Corp. 09/15/17	5.250%	25,439,000	27,821,817
09/15/20	5.450%	949,000	1,067,921

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northwest Pipeline LLC Senior Unsecured 06/15/16	7.000%	11,954,000	12,977,585
04/15/17	5.950%	21,050,000	22,813,225
Panhandle Eastern Pipeline Co. LP Senior Unsecured 11/01/17	6.200%	21,847,000	24,280,494
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 09/15/15	3.950%	7,969,000	8,131,982
06/01/22	3.650%	20,265,000	20,374,512
Rockies Express Pipeline LLC Senior Unsecured(a) 04/15/15	3.900%	32,235,000	32,073,825
Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured 06/15/21	4.400%	35,215,000	36,619,374
Southern Natural Gas Co. LLC Senior Unsecured(a) 04/01/17	5.900%	21,259,000	22,858,527
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 04/15/16	6.400%	26,607,000	28,384,374
Total			373,350,055
Natural Gas 1.2%
Sempra Energy Senior Unsecured 04/01/17	2.300%	14,740,000	15,010,980
10/01/22	2.875%	14,057,000	13,817,862
Total			28,828,842
Oil Field Services 3.7%
Noble Holding International Ltd. 03/15/17	2.500%	16,232,000	15,528,164
03/15/22	3.950%	66,672,000	58,408,339
Senior Unsecured 03/01/16	3.050%	8,329,000	8,402,154
Weatherford International Ltd. 02/15/16	5.500%	9,705,000	10,011,639
Total			92,350,296
Property & Casualty 5.7%
Alleghany Corp. Senior Unsecured 06/27/22	4.950%	8,926,000	9,817,645
CNA Financial Corp. Senior Unsecured 08/15/16	6.500%	20,556,000	22,234,089
08/15/20	5.875%	15,696,000	17,917,549
08/15/21	5.750%	4,666,000	5,317,658

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Limited Duration Credit Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liberty Mutual Group, Inc.(a) 06/01/21	5.000%	28,100,000	30,609,386
Senior Unsecured 08/15/16	6.700%	43,521,000	47,191,997
Transatlantic Holdings, Inc. Senior Unsecured 12/14/15	5.750%	8,496,000	8,808,542
Total			141,896,866
Refining 1.1%
Marathon Petroleum Corp. Senior Unsecured 03/01/16	3.500%	15,732,000	16,121,273
03/01/21	5.125%	10,080,000	11,017,813
Total			27,139,086
Restaurants 1.3%
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	22,842,000	23,808,843
11/01/21	3.750%	8,190,000	8,391,998
Total			32,200,841
Transportation Services 1.7%
ERAC U.S.A. Finance LLC(a) 10/15/17	6.375%	7,003,000	7,863,462
10/15/19	2.350%	8,145,000	8,084,295
Senior Unsecured 08/16/21	4.500%	15,321,000	16,382,148
Heathrow Funding Ltd. Senior Secured(a) 06/25/15	2.500%	9,047,000	9,052,428
Total			41,382,333
Wireless 1.4%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%	26,302,000	26,535,220
Rogers Communications, Inc. 03/15/23	3.000%	7,500,000	7,263,930
Total			33,799,150

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 3.9%
AT&T, Inc. Senior Unsecured 12/01/22	2.625%	38,821,000	36,974,440
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.500%	16,424,000	16,790,157
11/01/22	2.450%	46,913,000	44,016,591
Total			97,781,188
Total Corporate Bonds & Notes (Cost: $2,381,963,420)			2,376,264,213

Foreign Government Obligations(b) 1.3%

Brazil 0.8%
Petrobras International Finance Co. SA 01/27/21	5.375%	20,005,000	18,465,015
Netherlands 0.5%
Petrobras Global Finance BV 03/17/17	3.250%	14,030,000	13,223,275
Total Foreign Government Obligations (Cost: $34,620,532)			31,688,290

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(c)(d)	33,916,563	33,916,563
Total Money Market Funds (Cost: $33,916,563)		33,916,563
Total Investments (Cost: $2,450,500,515)		2,441,869,066
Other Assets & Liabilities, Net		29,248,714
Net Assets		2,471,117,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Limited Duration Credit Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $9,338,570 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE	9	USD	1,070,367	03/2015	268	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(7,062)	USD	(895,439,567)	03/2015	—	(5,006,700)
US 2YR NOTE	(329)	USD	(71,917,344)	03/2015	97,119	—
US LONG BOND	(201)	USD	(29,057,062)	03/2015	—	(793,697)
Total			(996,413,973)		97,119	(5,800,397)

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $591,223,933 or 23.93% of net assets.

(b)  Principal and interest may not be guaranteed by the government.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	360,607,872	1,280,655,355	(1,607,346,664)	33,916,563	258,497	33,916,563

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.
Annual Report 2014
12

Columbia Variable Portfolio — Limited Duration Credit Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Limited Duration Credit Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	2,376,264,213	—	2,376,264,213
Foreign Government Obligations	—	31,688,290	—	31,688,290
Total Bonds	—	2,407,952,503	—	2,407,952,503
Mutual Funds
Money Market Funds	33,916,563	—	—	33,916,563
Total Mutual Funds	33,916,563	—	—	33,916,563
Investments in Securities	33,916,563	2,407,952,503	—	2,441,869,066
Derivatives
Assets
Futures Contracts	97,387	—	—	97,387
Liabilities
Futures Contracts	(5,800,397)	—	—	(5,800,397)
Total	28,213,553	2,407,952,503	—	2,436,166,056

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

Corporate Bonds & Notes ($)
Balance as of December 31, 2013	59,400,925
Accrued discounts/premiums	(2,424,810)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	23,885
Sales	(57,000,000)
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2014	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Limited Duration Credit Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,416,583,952)	$2,407,952,503
Affiliated issuers (identified cost $33,916,563)	33,916,563
Total investments (identified cost $2,450,500,515)	2,441,869,066
Margin deposits	9,338,570
Receivable for:
Investments sold	6,317,871
Capital shares sold	84,072
Dividends	2,356
Interest	23,141,236
Reclaims	10,239
Variation margin	12,615
Prepaid expenses	7,399
Total assets	2,480,783,424
Liabilities
Disbursements in excess of cash	130,049
Payable for:
Capital shares purchased	6,544,128
Variation margin	1,670,795
Investment management fees	916,608
Distribution and/or service fees	4,676
Transfer agent fees	135,454
Administration fees	142,235
Compensation of board members	82,299
Other expenses	39,400
Total liabilities	9,665,644
Net assets applicable to outstanding capital stock	$2,471,117,780
Represented by
Paid-in capital	$2,446,643,325
Undistributed net investment income	52,888,971
Accumulated net realized loss	(14,080,057)
Unrealized appreciation (depreciation) on:
Investments	(8,631,449)
Futures contracts	(5,703,010)
Total — representing net assets applicable to outstanding capital stock	$2,471,117,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Limited Duration Credit Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$2,450,405,601
Shares outstanding	242,234,936
Net asset value per share	$10.12
Class 2
Net assets	$20,712,179
Shares outstanding	2,056,441
Net asset value per share	$10.07

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Limited Duration Credit Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$258,497
Interest	69,147,203
Foreign taxes withheld	(4,699)
Total income	69,401,001
Expenses:
Investment management fees	11,859,290
Distribution and/or service fees
Class 2	31,322
Transfer agent fees
Class 1	1,639,675
Class 2	7,517
Administration fees	1,722,200
Compensation of board members	50,036
Custodian fees	19,596
Printing and postage fees	13,248
Professional fees	53,117
Other	36,692
Total expenses	15,432,693
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(184,898)
Total net expenses	15,247,795
Net investment income	54,153,206
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	25,968,800
Futures contracts	(22,265,409)
Net realized gain	3,703,391
Net change in unrealized appreciation (depreciation) on:
Investments	(12,914,972)
Futures contracts	(22,119,985)
Net change in unrealized depreciation	(35,034,957)
Net realized and unrealized loss	(31,331,566)
Net increase in net assets resulting from operations	$22,821,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Variable Portfolio — Limited Duration Credit Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$54,153,206	$49,798,775
Net realized gain	3,703,391	35,827,889
Net change in unrealized depreciation	(35,034,957)	(45,814,041)
Net increase in net assets resulting from operations	22,821,640	39,812,623
Distributions to shareholders
Net investment income
Class 1	(50,014,236)	(66,499,236)
Class 2	(160,853)	(167,221)
Net realized gains
Class 1	(51,963,893)	(32,527,884)
Class 2	(192,772)	(91,337)
Total distributions to shareholders	(102,331,754)	(99,285,678)
Increase (decrease) in net assets from capital stock activity	(388,007,103)	266,510,632
Total increase (decrease) in net assets	(467,517,217)	207,037,577
Net assets at beginning of year	2,938,634,997	2,731,597,420
Net assets at end of year	$2,471,117,780	$2,938,634,997
Undistributed net investment income	$52,888,971	$49,101,359

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Variable Portfolio — Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	19,632,064	204,590,767	39,742,792	416,847,271
Distributions reinvested	9,958,802	101,978,129	9,632,988	99,027,120
Redemptions	(67,658,038)	(706,278,133)	(24,127,034)	(252,480,388)
Net increase (decrease)	(38,067,172)	(399,709,237)	25,248,746	263,394,003
Class 2 shares
Subscriptions	1,571,528	16,098,301	584,105	6,122,922
Distributions reinvested	34,635	353,625	25,225	258,558
Redemptions	(460,883)	(4,749,792)	(311,053)	(3,264,851)
Net increase	1,145,280	11,702,134	298,277	3,116,629
Total net increase (decrease)	(36,921,892)	(388,007,103)	25,547,023	266,510,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Variable Portfolio — Limited Duration Credit Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.45	$10.68	$10.35	$10.27	$10.00
Income from investment operations:
Net investment income	0.21	0.19	0.26	0.29	0.18
Net realized and unrealized gain (loss)	(0.14)	(0.04)	0.38	(0.05)	0.09
Total from investment operations	0.07	0.15	0.64	0.24	0.27
Less distributions to shareholders:
Net investment income	(0.19)	(0.26)	(0.31)	(0.13)	—
Net realized gains	(0.21)	(0.12)	—	(0.03)	—
Total distributions to shareholders	(0.40)	(0.38)	(0.31)	(0.16)	—
Net asset value, end of period	$10.12	$10.45	$10.68	$10.35	$10.27
Total return	0.66%	1.44%	6.25%	2.38%	2.70%
Ratios to average net assets(b)
Total gross expenses	0.56%	0.59%	0.59%	0.59%	0.61	%(c)
Total net expenses(d)	0.55%	0.56%	0.53%	0.54%	0.54	%(c)
Net investment income	1.97%	1.76%	2.43%	2.85%	2.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,450,406	$2,929,154	$2,725,076	$2,681,324	$2,370,410
Portfolio turnover	78%	89%	117%	94%	16	%(e)

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Variable Portfolio — Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$10.41	$10.64	$10.31	$10.25	$10.00
Income from investment operations:
Net investment income	0.19	0.16	0.22	0.27	0.17
Net realized and unrealized gain (loss)	(0.15)	(0.04)	0.39	(0.05)	0.08
Total from investment operations	0.04	0.12	0.61	0.22	0.25
Less distributions to shareholders:
Net investment income	(0.17)	(0.23)	(0.28)	(0.13)	—
Net realized gains	(0.21)	(0.12)	—	(0.03)	—
Total distributions to shareholders	(0.38)	(0.35)	(0.28)	(0.16)	—
Net asset value, end of period	$10.07	$10.41	$10.64	$10.31	$10.25
Total return	0.31%	1.19%	6.05%	2.09%	2.50%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.84%	0.84%	0.84%	0.86	%(c)
Total net expenses(d)	0.80%	0.81%	0.78%	0.79%	0.79	%(c)
Net investment income	1.83%	1.51%	2.13%	2.59%	2.64	%(c)
Supplemental data
Net assets, end of period (in thousands)	$20,712	$9,481	$6,521	$4,178	$1,250
Portfolio turnover	78%	89%	117%	94%	16	%(e)

Notes to Financial Highlights

(a)  Based on operations from May 7, 2010 (when shares became available) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 10% for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Variable Portfolio — Limited Duration Credit Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or

Annual Report 2014
22

Columbia Variable Portfolio — Limited Duration Credit Fund

Notes to Financial Statements (continued)

December 31, 2014

losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet

Annual Report 2014
23

Columbia Variable Portfolio — Limited Duration Credit Fund

Notes to Financial Statements (continued)

December 31, 2014

the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	97,387	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	5,800,397	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(22,265,409)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(22,119,985)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	861,889
Futures contracts — Short	860,636,144

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily

Annual Report 2014
24

Columbia Variable Portfolio — Limited Duration Credit Fund

Notes to Financial Statements (continued)

December 31, 2014

basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2014, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.29% as the Fund's net assets increase. Prior to July 1, 2014, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.48% to 0.29% as the Fund's net assets increased. The effective investment management fee rate for the year ended December 31, 2014 was 0.43% of the Fund's average daily net assets.

Effective May 1, 2014 through June 30, 2014, the Investment Manager voluntarily agreed to waive a portion of its management fee as follows: 0.07% on the first $500 million of assets, 0.065% on assets over $500 million up to $1 billion, 0.035% on assets over $1 billion up to $2 billion, and 0.01% on assets over $2 billion up to $3 billion. The effective investment management fee rate, net of any waivers, for the year ended December 31, 2014 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $5,501.

Annual Report 2014
25

Columbia Variable Portfolio — Limited Duration Credit Fund

Notes to Financial Statements (continued)

December 31, 2014

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.56%	0.57%	0.57%
Class 2	0.81	0.82	0.82

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(190,505)
Accumulated net realized loss	190,504
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$62,240,968	$99,285,678
Long-term capital gains	40,090,786	—
Total	102,331,754	99,285,678

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2014
26

Columbia Variable Portfolio — Limited Duration Credit Fund

Notes to Financial Statements (continued)

December 31, 2014

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$52,970,590
Capital loss carryforwards	(19,527,301)
Net unrealized depreciation	(8,887,214)

At December 31, 2014, the cost of investments for federal income tax purposes was $2,450,756,280 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$24,533,608
Unrealized depreciation	(33,420,822)
Net unrealized depreciation	(8,887,214)

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,933,882
No expiration — long-term	17,593,419
Total	19,527,301

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $1,912,858,486 and $2,034,434,974, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, the affiliated shareholder accounts, including affiliated fund-of funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall,

Annual Report 2014
27

Columbia Variable Portfolio — Limited Duration Credit Fund

Notes to Financial Statements (continued)

December 31, 2014

the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
28

Columbia Variable Portfolio — Limited Duration Credit Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Limited Duration Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Limited Duration Credit Fund (the "Fund", a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

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Columbia Variable Portfolio — Limited Duration Credit Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None

Annual Report 2014
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Columbia Variable Portfolio — Limited Duration Credit Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2014
31

Columbia Variable Portfolio — Limited Duration Credit Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2014
32

Columbia Variable Portfolio — Limited Duration Credit Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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33

Columbia Variable Portfolio — Limited Duration Credit Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			191	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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34

Columbia Variable Portfolio — Limited Duration Credit Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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36

Columbia Variable Portfolio — Limited Duration Credit Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia Variable Portfolio — Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6679 G (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Core Equity Fund

This Fund is closed to new investors.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Core Equity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Core Equity Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Core Equity Fund (the Fund) returned 15.77% for the 12-month period that ended December 31, 2014.

>  The Fund outperformed its benchmark, the S&P 500 Index, which returned 13.69% over the same period.

>  All three of the stock selection models employed aided performance, with valuation and quality measures contributing the most relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	15.77	17.87	7.73
S&P 500 Index		13.69	15.45	7.67

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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Columbia Variable Portfolio — Core Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio — Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract.

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3

Columbia Variable Portfolio — Core Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Condon, CFA

Peter Albanese

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	4.6
Microsoft Corp.	3.0
Home Depot, Inc. (The)	2.8
Pfizer, Inc.	2.7
Oracle Corp.	2.6
Citigroup, Inc.	2.5
Cisco Systems, Inc.	2.5
Merck & Co., Inc.	2.4
Comcast Corp., Class A	2.3
3M Co.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	99.5
Consumer Discretionary	12.1
Consumer Staples	9.8
Energy	8.5
Financials	16.5
Health Care	13.9
Industrials	10.0
Information Technology	20.0
Materials	2.9
Telecommunication Services	2.5
Utilities	3.3
Money Market Funds	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2014, the Fund returned 15.77%. It outperformed its benchmark, the S&P 500 Index, which returned 13.69%. All three of the stock selection models employed by the Fund aided performance, with valuation and quality measures contributing the most relative to the benchmark.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation's industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed's next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

Significant Performance Factors

The quantitative model that drives our security selection focuses on three factors: valuation — fundamental measures such as earnings and cash flow relative to market values; catalyst — price momentum, business momentum and short interest; and quality — quality of earnings and financial strength. In 2014, all three models performed well, with the Fund's valuation and quality measures contributing the most to relative performance. The stocks that we scored as most attractively valued performed better than those that we scored as least attractive and stocks that we identified as highest in quality outperformed those scored as lowest quality. The Fund's catalyst measures also helped performance, albeit not as much as the other two categories, with stocks we scored as having attractive catalysts marginally outperforming those we found least compelling.

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4

Columbia Variable Portfolio — Core Equity Fund

Manager Discussion of Fund Performance (continued)

Individual Contributors and Detractors

Security selection drove Fund performance while sector allocation was also a modest contributor to results. The Fund's modest overweight in the information technology sector aided relative performance, while modest underweights in consumer discretionary and financials detracted from results.

Security selection within the consumer staples, industrials and consumer discretionary sectors was generally favorable for the Fund. Southwest Airlines was one of the Fund's top performers in an industry that did well as it benefited from lower oil prices that contributed to reduced operating costs. Southwest also benefited from expiring regulations that make it possible for the airline to offer international flights, and an improving economy led passenger growth, while expectations for capacity growth remained low. In the consumer staples sector, Kroger was a top performer. The grocery giant continued to gain market share and beat earnings estimates. Lower gasoline prices also had a positive impact on profit margins. In the energy sector, the Fund benefited from an underweight in ExxonMobil. The company finished down for the year, as oil prices fell almost 50% on concerns of too much supply relative to current, and potentially slowing, demand. Larger integrated energy names, such as ExxonMobil, tend to be more conservative and fared better than many of the oil and gas producers and servicers.

Security selection within the financials, health care and utilities sectors detracted somewhat from results. The year's most significant disappointment, Emerson Electric, lost ground on concerns of slowing global growth and geopolitical risks, which hurt electrical equipment companies overall. The Fund's timing led to a loss from Prudential Financial. The Fund held Prudential Financial at the beginning of the year, decreased exposure in April and ultimately sold the position in June. The company struggled due to macroeconomic concerns, including expectations for the Fed's next moves, regulatory uncertainties and interest rate sensitivity. Prudential Financial typically benefits in an environment of rising interest rates, which were anticipated in 2014. Instead, interest rates moved lower throughout the year. In the energy sector, National Oilwell Varco, an oil and gas equipment and service company, struggled during the year primarily due to the rapid fall in oil prices in the second half of the year.

The Fund uses S&P 500 Index futures to equitize its cash position. These derivatives had no material impact on Fund performance.

Portfolio Changes

During the year, the Fund's stock selection models led us to invest in a number of new securities, most notably Merck, 3M, Lockheed Martin and Capital One. We added to positions in Merck, Lockheed Martin and Capital One after our initial investments earlier in the year. Notable sales included Boeing, Verizon Communications, Prudential Financial and Medtronic.

Looking Ahead

Our strategy is based on individual quantitative stock selection. As a result, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities (as an asset class) will perform well or when they will perform poorly. Instead, we keep the Fund substantially invested at all times, with security selection driven by quantitative models, which we work to improve and enhance over time.

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Columbia Variable Portfolio — Core Equity Fund

Manager Discussion of Fund Performance (continued)

In the current economic environment, we plan to maintain our investment discipline and continue to seek to identify stocks that we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its investment benchmark and plan to keep portfolio holdings focused on our three themes of valuation, catalyst and quality. Over the long term, we have found that stocks with these characteristics have tended to outperform their peers in a variety of macroeconomic environments.

Annual Report 2014
6

Columbia Variable Portfolio — Core Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.

July 1, 2014 – December 31, 2014

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,089.20	1,023.19	2.11	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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7

Columbia Variable Portfolio — Core Equity Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%

Issuer	Shares	Value ($)
Consumer Discretionary 12.1%
Auto Components 1.1%
Delphi Automotive PLC	32,700	2,377,944
Hotels, Restaurants & Leisure 0.9%
Wyndham Worldwide Corp.	23,700	2,032,512
Internet & Catalog Retail 0.5%
Expedia, Inc.	12,400	1,058,464
Media 4.1%
Comcast Corp., Class A	87,705	5,087,767
DIRECTV(a)	12,095	1,048,637
Walt Disney Co. (The)	31,700	2,985,823
Total		9,122,227
Specialty Retail 4.9%
Best Buy Co., Inc.	85,505	3,332,985
Home Depot, Inc. (The)	58,320	6,121,850
Lowe's Companies, Inc.	21,535	1,481,608
Total		10,936,443
Textiles, Apparel & Luxury Goods 0.6%
VF Corp.	18,070	1,353,443
Total Consumer Discretionary		26,881,033
Consumer Staples 9.8%
Beverages 0.6%
Dr. Pepper Snapple Group, Inc.	16,100	1,154,048
PepsiCo, Inc.	2,700	255,312
Total		1,409,360
Food & Staples Retailing 2.1%
Kroger Co. (The)	73,570	4,723,930
Food Products 3.0%
Archer-Daniels-Midland Co.	74,225	3,859,700
Tyson Foods, Inc., Class A	67,205	2,694,248
Total		6,553,948
Household Products 0.5%
Kimberly-Clark Corp.	8,680	1,002,887
Tobacco 3.6%
Altria Group, Inc.	64,315	3,168,800
Philip Morris International, Inc.	58,700	4,781,115
Total		7,949,915
Total Consumer Staples		21,640,040

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 8.5%
Energy Equipment & Services 1.6%
National Oilwell Varco, Inc.	53,735	3,521,255
Oil, Gas & Consumable Fuels 6.9%
Chevron Corp.(b)	24,945	2,798,330
ConocoPhillips	69,445	4,795,872
EOG Resources, Inc.	9,100	837,837
Exxon Mobil Corp.	13,005	1,202,312
Phillips 66	24,945	1,788,557
Valero Energy Corp.	79,635	3,941,932
Total		15,364,840
Total Energy		18,886,095
Financials 16.5%
Banks 4.5%
Citigroup, Inc.	103,815	5,617,430
JPMorgan Chase & Co.	71,200	4,455,696
Total		10,073,126
Capital Markets 1.6%
BlackRock, Inc.	3,400	1,215,704
Goldman Sachs Group, Inc. (The)	1,970	381,845
Invesco Ltd.	52,300	2,066,896
Total		3,664,445
Consumer Finance 2.9%
Capital One Financial Corp.	49,600	4,094,480
Navient Corp.	107,435	2,321,670
Total		6,416,150
Diversified Financial Services 0.7%
Moody's Corp.	16,000	1,532,960
Insurance 3.8%
ACE Ltd.	6,060	696,173
Aon PLC	42,125	3,994,714
Lincoln National Corp.	31,800	1,833,906
MetLife, Inc.	10,900	589,581
Travelers Companies, Inc. (The)	11,850	1,254,322
Total		8,368,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Core Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 3.0%
Host Hotels & Resorts, Inc.	127,700	3,035,429
Simon Property Group, Inc.	19,350	3,523,829
Total		6,559,258
Total Financials		36,614,635
Health Care 13.9%
Biotechnology 2.9%
BioMarin Pharmaceutical, Inc.(a)	5,100	461,040
Celgene Corp.(a)	17,900	2,002,294
Gilead Sciences, Inc.(a)	24,760	2,333,877
Pharmacyclics, Inc.(a)	3,130	382,674
Vertex Pharmaceuticals, Inc.(a)	9,810	1,165,428
Total		6,345,313
Health Care Equipment & Supplies 2.6%
Becton Dickinson and Co.	15,525	2,160,459
CR Bard, Inc.	21,700	3,615,654
Total		5,776,113
Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	22,400	2,019,584
Anthem, Inc.	29,715	3,734,284
Cardinal Health, Inc.	4,300	347,139
Total		6,101,007
Pharmaceuticals 5.7%
AbbVie, Inc.	19,600	1,282,624
Merck & Co., Inc.	94,200	5,349,618
Pfizer, Inc.	191,820	5,975,193
Total		12,607,435
Total Health Care		30,829,868
Industrials 10.0%
Aerospace & Defense 4.3%
General Dynamics Corp.	28,700	3,949,694
L-3 Communications Holdings, Inc.	3,500	441,735
Lockheed Martin Corp.	21,350	4,111,369
Raytheon Co.	8,975	970,826
Total		9,473,624
Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	9,000	1,000,530

Common Stocks (continued)

Issuer	Shares	Value ($)
Airlines 1.6%
Delta Air Lines, Inc.	33,700	1,657,703
Southwest Airlines Co.	45,645	1,931,697
Total		3,589,400
Electrical Equipment 1.1%
Emerson Electric Co.	40,785	2,517,658
Industrial Conglomerates 2.2%
3M Co.	29,250	4,806,360
Machinery 0.2%
Caterpillar, Inc.	5,400	494,262
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	2,465	298,166
Total Industrials		22,180,000
Information Technology 20.0%
Communications Equipment 2.7%
Cisco Systems, Inc.	195,015	5,424,342
QUALCOMM, Inc.	8,650	642,955
Total		6,067,297
Internet Software & Services 1.6%
Facebook, Inc., Class A(a)	9,600	748,992
VeriSign, Inc.(a)	47,505	2,707,785
Total		3,456,777
IT Services 3.3%
MasterCard, Inc., Class A	55,250	4,760,340
Visa, Inc., Class A	10,050	2,635,110
Total		7,395,450
Semiconductors & Semiconductor Equipment 1.8%
Applied Materials, Inc.	18,700	466,004
Broadcom Corp., Class A	35,045	1,518,500
Micron Technology, Inc.(a)	39,500	1,382,895
NVIDIA Corp.	33,500	671,675
Total		4,039,074
Software 6.0%
Electronic Arts, Inc.(a)	18,500	869,778
Microsoft Corp.	141,930	6,592,648
Oracle Corp.	128,445	5,776,172
Total		13,238,598

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Core Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	92,770	10,239,952
Total Information Technology		44,437,148
Materials 2.9%
Chemicals 1.1%
LyondellBasell Industries NV, Class A	32,000	2,540,480
Containers & Packaging 0.6%
Ball Corp.	18,300	1,247,511
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	24,800	579,328
Paper & Forest Products 0.9%
International Paper Co.	36,635	1,962,903
Total Materials		6,330,222
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	53,300	1,790,347
CenturyLink, Inc.	96,300	3,811,554
Total		5,601,901
Total Telecommunication Services		5,601,901

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 3.3%
Electric Utilities 1.3%
Entergy Corp.	33,100	2,895,588
Independent Power and Renewable Electricity Producers 0.4%
AES Corp. (The)	57,965	798,178
Multi-Utilities 1.6%
Public Service Enterprise Group, Inc.	88,580	3,668,098
Total Utilities		7,361,864
Total Common Stocks (Cost: $180,069,407)		220,762,806

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(c)(d)	1,056,745	1,056,745

Total Money Market Funds (Cost: $1,056,745)	1,056,745
Total Investments (Cost: $181,126,152)	221,819,551
Other Assets & Liabilities, Net	(105,640)
Net Assets	221,713,911

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $157,052 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500	3	USD	1,539,300	03/2015	49,202	—
S&P500 EMINI	1	USD	102,620	03/2015	3,100	—
Total			1,641,920		52,302	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Core Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	293,288	23,007,570	(22,244,113)	1,056,745	1,071	1,056,745

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Core Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	26,881,033	—	—	26,881,033
Consumer Staples	21,640,040	—	—	21,640,040
Energy	18,886,095	—	—	18,886,095
Financials	36,614,635	—	—	36,614,635
Health Care	30,829,868	—	—	30,829,868
Industrials	22,180,000	—	—	22,180,000
Information Technology	44,437,148	—	—	44,437,148
Materials	6,330,222	—	—	6,330,222
Telecommunication Services	5,601,901	—	—	5,601,901
Utilities	7,361,864	—	—	7,361,864
Total Equity Securities	220,762,806	—	—	220,762,806
Mutual Funds
Money Market Funds	1,056,745	—	—	1,056,745
Total Mutual Funds	1,056,745	—	—	1,056,745
Investments in Securities	221,819,551	—	—	221,819,551
Derivatives
Assets
Futures Contracts	52,302	—	—	52,302
Total	221,871,853	—	—	221,871,853

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Core Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $180,069,407)	$220,762,806
Affiliated issuers (identified cost $1,056,745)	1,056,745
Total investments (identified cost $181,126,152)	221,819,551
Receivable for:
Investments sold	2,009,154
Dividends	228,034
Expense reimbursement due from Investment Manager	10,441
Prepaid expenses	2,173
Total assets	224,069,353
Liabilities
Payable for:
Investments purchased	1,995,385
Capital shares purchased	203,231
Variation margin	19,440
Investment management fees	80,606
Compensation of board members	22,346
Other expenses	34,434
Total liabilities	2,355,442
Net assets applicable to outstanding capital stock	$221,713,911
Represented by
Trust capital	$221,713,911
Total — representing net assets applicable to outstanding capital stock	$221,713,911
Shares outstanding	14,875,815
Net asset value per share	$14.90

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Core Equity Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$4,646,262
Dividends — affiliated issuers	1,071
Total income	4,647,333
Expenses:
Investment management fees	856,192
Compensation of board members	13,799
Custodian fees	21,886
Printing and postage fees	28,494
Professional fees	28,805
Other	8,002
Total expenses	957,178
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100,840)
Total net expenses	856,338
Net investment income	3,790,995
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	35,909,665
Futures contracts	187,252
Net realized gain	36,096,917
Net change in unrealized appreciation (depreciation) on:
Investments	(8,260,202)
Futures contracts	35,684
Net change in unrealized depreciation	(8,224,518)
Net realized and unrealized gain	27,872,399
Net increase in net assets resulting from operations	$31,663,394

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Core Equity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$3,790,995	$3,646,189
Net realized gain	36,096,917	32,220,096
Net change in unrealized appreciation (depreciation)	(8,224,518)	22,538,080
Net increase in net assets resulting from operations	31,663,394	58,404,365
Decrease in net assets from capital stock activity	(23,867,091)	(25,353,212)
Total increase in net assets	7,796,303	33,051,153
Net assets at beginning of year	213,917,608	180,866,455
Net assets at end of year	$221,713,911	$213,917,608

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Core Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	8,836	113,748	22,779	274,504
Redemptions	(1,760,181)	(23,980,839)	(2,294,998)	(25,627,716)
Total decrease	(1,751,345)	(23,867,091)	(2,272,219)	(25,353,212)
Total net decrease	(1,751,345)	(23,867,091)	(2,272,219)	(25,353,212)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Core Equity Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$12.87	$9.57	$8.19	$7.65	$6.55
Income from investment operations:
Net investment income	0.24	0.21	0.18	0.16	0.17
Net realized and unrealized gain	1.79	3.09	1.20	0.38	0.93
Total from investment operations	2.03	3.30	1.38	0.54	1.10
Net asset value, end of period	$14.90	$12.87	$9.57	$8.19	$7.65
Total return	15.77%	34.48%	16.85%	7.06%	16.76%
Ratios to average net assets(a)
Total gross expenses	0.45%	0.44%	0.46%	0.46%	0.45%
Total net expenses(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.77%	1.84%	1.98%	2.02%	2.44%
Supplemental data
Net assets, end of period (in thousands)	$221,714	$213,918	$180,866	$175,225	$186,322
Portfolio turnover	75%	68%	79%	52%	109%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Variable Portfolio — Core Equity Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction

Annual Report 2014
18

Columbia Variable Portfolio — Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Annual Report 2014
19

Columbia Variable Portfolio — Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	52,302	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	187,252
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	35,684

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	1,253,729

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real

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Columbia Variable Portfolio — Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.40% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,509.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after

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Columbia Variable Portfolio — Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the annual rate of 0.40% of the Fund's average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $160,966,929 and $181,188,730, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, RiverSource Life Insurance Company, an affiliate of the Fund, owned 100.0% of the Fund's shares. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Significant Risks

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws.

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Columbia Variable Portfolio — Core Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
23

Columbia Variable Portfolio — Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Equity Fund (the "Fund", a series of Columbia Funds Variable Series Trust II) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended on or prior to December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

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Columbia Variable Portfolio — Core Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None

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Columbia Variable Portfolio — Core Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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Columbia Variable Portfolio — Core Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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Columbia Variable Portfolio — Core Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds In the Fund Family Overseen By Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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Columbia Variable Portfolio — Core Equity Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year Of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			191	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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Columbia Variable Portfolio — Core Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio — Core Equity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
33

Columbia Variable Portfolio — Core Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6347 N (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Commodity Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Commodity Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	13
Consolidated Statement of Changes in Net Assets	14
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers	26
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Commodity Strategy Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Commodity Strategy Fund (the Fund) Class 2 shares returned -21.46% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -17.01% over the same time period.

>  An underweight in natural gas and an overweight in oil-based energy throughout the year detracted from results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	04/30/13	-21.24	-16.19
Class 2	04/30/13	-21.46	-16.33
Bloomberg Commodity Index Total Return		-17.01	-13.73

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Commodity Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Columbia Variable Portfolio — Commodity Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

Commodities Market Exposure (%) (at December 31, 2014)(a)
Commodities Futures Contracts
Agriculture	39.7
Energy	27.3
Industrial Metals	19.1
Precious Metals	13.9
Total Notional Market Value of Commodities Futures Contracts	100.0

(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $69,125,026. See Futures Contracts Outstanding at December 31, 2014 on page 7.

Portfolio Holdings (%) (at December 31, 2014)(b)
Affiliated Money Market Fund	32.2
Treasury Bills	26.3
U.S. Government Agency & Obligations	36.5
Other Assets and Liabilities	5.0
Total Net Assets	100.0

(b) Percentage based upon net assets. At year end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government and U.S. Government Agency Obligations, which have been segregated to cover obligations relating to the Fund's investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
At December 31, 2014, approximately 98% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

Columbia Variable Portfolio — Commodity Strategy Fund (the Fund) Class 2 shares returned -21.46% for the 12-month period that ended December 31, 2014. The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -17.01% for the same 12-month period. An underweight in natural gas and an overweight in oil-based energy throughout the year detracted from results. The Fund uses futures contracts to gain exposure to the commodity markets.

Plunging Oil Prices Follow Extreme Cold

The extreme cold weather in January 2014, and the subsequent increase in natural gas prices, was the first of a number of significant factors affecting the commodities markets during the year. In the fourth quarter, crude oil prices fell 42%, ending at their lowest levels since 2009. For only the fourth time in 30 years, a six-month plunge in oil prices cut the previous 12-month average price by more than half. The decline stemmed in part from slowing growth in demand, as reflected in China's continuing economic sputter, as well as stagnating economic growth in Europe. Importantly, increased oil supply was also a primary contributor to falling prices, as fracking technologies have driven petroleum supply sharply higher in the U.S., and other countries, including members of OPEC, maintained or increased production. For the year, the best-performing sectors were livestock and precious metals, while energy and soft commodities were the worst performers.

Portfolio Positioning

The Fund seeks to generate returns through its weightings in individual commodities, as well as a consideration of where it is overweight or underweight certain commodities relative to its benchmark. Nickel, for example, was purchased between January and March, moving from an underweight position to overweight because of the upside potential associated with the ore export ban in Indonesia. Zinc was bought early in the year, moving from underweight to overweight, reflecting the positive fundamentals of tightening supply and anticipation of accelerating global gross domestic product growth. Wheat, soybeans and soymeal were all sold in the second quarter, ahead of the June stocks report, on the basis of exceptionally good Midwest weather which would likely lead to bumper harvests and grain surpluses. Gold and silver were sold based on our view that a strong U.S. dollar and rising U.S. interest rates would cause their safe-haven status to continue to erode.

Early in the year, base metals were moved from an underweight position to neutral, and precious metals were taken to a greater underweight position. The overweight position in energy was reduced, and while grains were moved to an

Annual Report 2014
4

Columbia Variable Portfolio — Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

underweight position in the early summer, they moved back to market weight later in the year. In addition, soft commodities were raised from an underweight position to back in line with the market, while livestock, which had been overweight for some time, was brought back to market weight in December.

Cold Weather, OPEC, Ukraine Conflict Detracted

The cold weather in the U.S. in January of 2014, the decision by OPEC to not cut oil production, and the Russian/Europe conflict over eastern Ukraine were the primary detractors from Fund returns. Cold weather helped push natural gas prices higher and detracted just over one percentage point of relative performance, while the sharp decline in oil prices detracted another 0.4%. Meanwhile, the end of drought conditions in the U.S. plains states, the ban on exporting nickel ore from Indonesia, and the abatement of the porcine epidemic diarrhea (PED) virus in the U.S. were positive for the Fund. The Fund's overweight in livestock also contributed to performance.

Looking Ahead

The year 2014 was challenging, in our view, because of changes in the market that were the result of exogenous factors such as extreme weather and the OPEC decision not to halt production. In so doing, OPEC did not balance the market for the first time since the early 1980s. Additionally, with many banks and financial investors leaving the commodity markets over the year, there was increased volatility that appeared to be random in nature. This volatility also detracted from returns. We are confident in our ability to generate positive relative performance going forward, once the market cleans up and finishes the transition to a more fundamentally based environment. To that end, the Fund will continue to pursue a bottom-up strategy, analyzing all of the individual markets for investment opportunities. The strategy considers fundamentals, structure and seasonality.

Annual Report 2014
5

Columbia Variable Portfolio — Commodity Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	749.70	1,021.22	3.48	4.02	0.79
Class 2	1,000.00	1,000.00	749.20	1,019.96	4.59	5.30	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 36.5%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes 06/22/15	0.100%	15,000,000	14,992,875
Federal Home Loan Mortgage Corp. Discount Notes 03/11/15	0.030%	5,000,000	4,999,715
Federal National Mortgage Association Discount Notes 06/18/15	0.100%	5,000,000	4,997,680
Total U.S. Government & Agency Obligations (Cost: $24,990,325)			24,990,270

Treasury Bills 26.3%

U.S. Treasury Bills 01/22/15	0.010%	1,000,000	999,996
03/05/15	0.000%	7,000,000	6,999,790
06/25/15	0.090%	10,000,000	9,995,770
Total Treasury Bills (Cost: $17,996,943)			17,995,556

Money Market Funds 32.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(a)(b)	21,988,788	21,988,788
Total Money Market Funds (Cost: $21,988,788)		21,988,788
Total Investments (Cost: $64,976,056)		64,974,614
Other Assets & Liabilities, Net		3,390,111
Net Assets		68,364,725

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $4,786,849 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
BRENT CRUDE (ICE)	76	USD	4,357,080	01/2015	—	(1,106,785)
COFFEE 'C'	29	USD	1,811,775	03/2015	—	(200,064)
COPPER	42	USD	2,964,675	05/2015	—	(130,148)
CORN	279	USD	5,538,150	03/2015	168,090	—
COTTON NO. 2	31	USD	946,585	05/2015	—	(12,326)
GASOLINE RBOB	67	USD	4,142,489	01/2015	12,662	—
GOLD 100 OZ	62	USD	7,341,420	02/2015	109,130	—
HEATING OIL	25	USD	1,893,675	04/2015	—	(608,689)
LEAN HOGS	45	USD	1,461,600	02/2015	—	(131,495)
LIVE CATTLE	56	USD	3,469,760	06/2015	—	(21,046)
LME LEAD	42	USD	1,959,300	05/2015	—	(181,548)
LME NICKEL	45	USD	4,087,530	03/2015	—	(353,646)
LME PRI ALUM	26	USD	1,201,688	03/2015	—	(40,498)
LME ZINC	55	USD	3,002,313	05/2015	—	(101,503)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
NATURAL GAS	183	USD	5,299,680	02/2015	—	(1,395,021)
SILVER	29	USD	2,261,855	03/2015	—	(18,328)
SOYBEAN	68	USD	3,479,900	03/2015	—	(62,924)
SOYBEAN MEAL	54	USD	1,877,040	03/2015	—	(41,614)
SOYBEAN OIL	103	USD	1,999,230	05/2015	—	(40,893)
SUGAR #11 (WORLD)	170	USD	2,764,608	02/2015	—	(397,200)
SUGAR #11 (WORLD)	33	USD	551,443	04/2015	—	(54,795)
WHEAT	40	USD	1,189,000	05/2015	85,288	—
WHEAT KCBT	74	USD	2,336,550	05/2015	181,155	—
WTI CRUDE	58	USD	3,187,680	04/2015	—	(1,285,648)
Total					556,325	(6,184,171)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	56,735,746	157,638,996	(192,385,954)	21,988,788	49,340	21,988,788

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
U.S. Government & Agency Obligations	—	24,990,270	—	24,990,270
Treasury Bills	17,995,556	—	—	17,995,556
Total Short-Term Securities	17,995,556	24,990,270	—	42,985,826
Mutual Funds
Money Market Funds	21,988,788	—	—	21,988,788
Total Mutual Funds	21,988,788	—	—	21,988,788
Investments in Securities	39,984,344	24,990,270	—	64,974,614
Derivatives
Assets
Futures Contracts	556,325	—	—	556,325
Liabilities
Futures Contracts	(6,184,171)	—	—	(6,184,171)
Total	34,356,498	24,990,270	—	59,346,768

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $42,987,268)	$42,985,826
Affiliated issuers (identified cost $21,988,788)	21,988,788
Total investments (identified cost $64,976,056)	64,974,614
Margin deposits	4,786,849
Receivable for:
Investments sold	6,999,969
Capital shares sold	1,617
Dividends	2,505
Variation margin	42,767
Due from broker	293,484
Prepaid expenses	1,998
Total assets	77,103,803
Liabilities
Payable for:
Investments purchased	7,000,042
Capital shares purchased	563,481
Variation margin	1,123,798
Investment management fees	1,057
Distribution and/or service fees	10
Transfer agent fees	115
Administration fees	154
Compensation of board members	6,978
Other expenses	43,443
Total liabilities	8,739,078
Net assets applicable to outstanding capital stock	$68,364,725
Represented by
Paid-in capital	$87,075,539
Undistributed net investment income	4,745,218
Accumulated net realized loss	(17,826,744)
Unrealized appreciation (depreciation) on:
Investments	(1,442)
Futures contracts	(5,627,846)
Total — representing net assets applicable to outstanding capital stock	$68,364,725

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$66,872,890
Shares outstanding	9,108,823
Net asset value per share	$7.34
Class 2
Net assets	$1,491,835
Shares outstanding	203,898
Net asset value per share	$7.32

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$49,340
Interest	31,770
Total income	81,110
Expenses:
Investment management fees	608,599
Distribution and/or service fees
Class 2	3,230
Transfer agent fees
Class 1	65,617
Class 2	775
Administration fees	88,523
Compensation of board members	11,541
Custodian fees	8,650
Printing and postage fees	17,962
Professional fees	38,751
Other	21,207
Total expenses	864,855
Net investment loss	(783,745)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	787
Futures contracts	(13,111,119)
Net realized loss	(13,110,332)
Net change in unrealized appreciation (depreciation) on:
Investments	644
Futures contracts	(6,500,677)
Net change in unrealized depreciation	(6,500,033)
Net realized and unrealized loss	(19,610,365)
Net decrease in net assets from operations	$(20,394,110)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations
Net investment loss	$(783,745)	$(527,712)
Net realized loss	(13,110,332)	(4,715,758)
Net change in unrealized appreciation (depreciation)	(6,500,033)	870,745
Net decrease in net assets resulting from operations	(20,394,110)	(4,372,725)
Increase (decrease) in net assets from capital stock activity	(32,555,708)	125,667,558
Total increase (decrease) in net assets	(52,949,818)	121,294,833
Net assets at beginning of year	121,314,543	19,710 (b)
Net assets at end of year	$68,364,725	$121,314,543
Undistributed (excess of distributions over) net investment income	$4,745,218	$(739,951)

(a) Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b) Initial capital of $20,000 was contributed on April 11, 2013. The Fund had a decrease in net assets resulting from operations of $290 during the period from April 11, 2013 to April 29, 2013 (when shares became available).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	408,163	4,000,000	12,937,401	125,000,000
Redemptions	(4,237,741)	(37,784,622)	—	—
Net increase (decrease)	(3,829,578)	(33,784,622)	12,937,401	125,000,000
Class 2 shares
Subscriptions	160,363	1,467,803	74,477	706,623
Redemptions	(27,748)	(238,889)	(4,194)	(39,065)
Net increase	132,615	1,228,914	70,283	667,558
Total net increase (decrease)	(3,696,963)	(32,555,708)	13,007,684	125,667,558

(a) Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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15

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.32	$9.86
Income from investment operations:
Net investment loss	(0.07)	(0.05)
Net realized and unrealized loss	(1.91)	(0.49)
Total from investment operations	(1.98)	(0.54)
Net asset value, end of period	$7.34	$9.32
Total return	(21.24%)	(5.48%)
Ratios to average net assets(b)
Total gross expenses	0.78%	0.85	%(c)
Total net expenses(d)	0.78%	0.85	%(c)
Net investment loss	(0.71%)	(0.77	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$66,873	$120,651
Portfolio turnover	0%	449%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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16

Columbia Variable Portfolio — Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.32	$9.86
Income from investment operations:
Net investment loss	(0.09)	(0.06)
Net realized and unrealized loss	(1.91)	(0.48)
Total from investment operations	(2.00)	(0.54)
Net asset value, end of period	$7.32	$9.32
Total return	(21.46%)	(5.48%)
Ratios to average net assets(b)
Total gross expenses	1.03%	1.09	%(c)
Total net expenses(d)	1.03%	1.09	%(c)
Net investment loss	(0.96%)	(1.02	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,492	$664
Portfolio turnover	0%	449%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At December 31, 2014, the net assets of the Subsidiary were $9,420,334 or 13.78% of the Fund's consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

Annual Report 2014
18

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net

Annual Report 2014
19

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	556,325	*
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	6,184,171	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(13,111,119)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(6,500,677)

The following table is a summary of the average outstanding volume by derivative instrument for the period ended December 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	104,448,366

*Based on the ending quarterly outstanding amounts for the period ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

Annual Report 2014
20

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually.

However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.44% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.55% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund's assets.

Annual Report 2014
21

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2014, other expenses paid by the Fund to this company were $1,357.

Other expenses also include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	1.10%	1.00%	0.90%
Class 2	1.35	1.25	1.15

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for Trustees' deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated

Annual Report 2014
22

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$6,268,914
Accumulated net realized loss	(363)
Paid-in capital	(6,268,551)

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended December 31, 2014 and 2013, there were no distributions.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	(23,644,791)

At December 31, 2014, the cost of investments for federal income tax purposes was $92,612,961 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized depreciation	$(23,644,791)

For the year ended December 31, 2014, $423 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2014, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity. Only the amount of long-term security purchase and sale activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Significant Risks

Commodity-Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund

Annual Report 2014
23

Columbia Variable Portfolio — Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Foreign subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
24

Columbia Variable Portfolio — Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Commodity Strategy Fund (the "Fund", a series of Columbia Funds Variable Series Trust II) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

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25

Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, CCO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None

Annual Report 2014
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Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2014
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Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
29

Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			191	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2014
30

Columbia Variable Portfolio — Commodity Strategy Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Lead Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio — Commodity Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2014
33

Columbia Variable Portfolio — Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6628 C (2/15)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty-one series of the registrant whose report to stockholders is included in this annual filing. Fiscal year 2013 includes fees for one series that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$1,037,200	$1,030,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$20,400	$26,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2013 also includes Audit-Related Fees for agreed-upon procedures relating to fund mergers.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$171,000	$171,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2014 and 2013 also include Tax Fees for the review of foreign tax filings.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$325,000	$135,000

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$516,400	$333,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 23, 2015